As filed with the Securities and Exchange Commission on March 10, 2014

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04419

TRANSAMERICA SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

570 Carillon Parkway

St. Petersburg, Florida 33716

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 299-1800

Dennis P. Gallagher, Esq.

P.O. Box 9012

Clearwater, Florida 33758-9771

(Name and Address of Agent for Service)

Date of fiscal year end: December 31

Date of reporting period: January 1, 2013- December 31, 2013

Item 1: Report(s) to Shareholders. The Annual Report is attached.

Transamerica Series Trust Annual Report

570 Carillon Parkway

St. Petersburg, FL 33716

Distributor: Transamerica Capital, Inc.

Customer Service: 1-800-851-9777

The following pages contain the most recent annual reports for the investment options in which you are invested. In compliance with Securities and Exchange Commission regulations, we present these reports on an annual and semi-annual basis with the hope that they will foster greater understanding of the investment options’ holdings, performance, financial data, accounting policies and other issues. This streamlined version provides information only on the investment options in which you are invested.

If you have any questions about these reports, please do not hesitate to contact your financial professional. As always, we thank you for your trust and the opportunity to serve you.

Dear Fellow Shareholder,

On behalf of Transamerica Series Trust, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.

This annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.

We believe it is important to understand market conditions over the last year in order to provide a context for reading this report. As 2013 began, fear of the U.S. fiscal cliff had been holding markets down even as earnings were improving. However, in early January, Congress resolved the fiscal cliff and as a result U.S. markets moved up strongly throughout the first quarter of 2013.

Spring brought slower conditions in Europe, which pushed international equities down. However, Japan’s new quantitative easing program launched in April helped them bounce back. In the U.S., economic conditions continued to improve as summer approached, prompting the Federal Reserve to announce plans to taper purchases of mortgages and Treasury bonds. As a result, equities and bonds sold off in anticipation of higher rates, pushing yields on the 10-year Treasury from 1.70% in April to 2.98% in September.

During the third quarter, the Federal Reserve’s message that “tapering is not tightening” seemed to satisfy markets as U.S. equities climbed higher on improving earnings. The market was able to hold onto those gains despite the government shutdown in October and concerns about a possible default. In December, the Federal Reserve announced the first taper and while U.S. equity markets responded favorably to the growth implications, bond markets pushed the 10-year Treasury yield further upward to end the year at 3.04%.

For the year ending December 31, 2013, the S&P 500® gained 32.39%, the MSCI Europe, Australasia, Far East Index gained 23.29% and the Barclays U.S. Aggregate Bond Index lost 2.02%. It is always important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Thomas A. Swank

President & Chief Executive Officer

Transamerica Series Trust

Christopher A. Staples

Vice President & Chief Investment Officer, Advisory Services

Transamerica Series Trust

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Series Trust. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Series Trust.

Transamerica Aegon Active Asset Allocation - Conservative VP

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended December 31, 2013 much quieter than it began. At the beginning of 2013 investors’ minds were preoccupied with the U.S. fiscal cliff, which was averted in the twelfth hour. Economic growth became the next area of concern as sluggish growth both here and abroad continued to prevail. As the year progressed, worldwide economic growth slowly started showing signs of acceleration, albeit modestly, and, combined with still fairly aggressive central banks around the world, set the stage for risk assets continuing their methodical ascent into the end of the fiscal year.

The European crisis was replaced by a concern over growth in emerging markets, most notably China. A direct result of this concern was a weakening in global commodity prices and a severe correction in both emerging debt and stock market indices during the middle of the fiscal year.

The U.S. economy has struggled to gain a desired rate of economic growth, as employment continues to be subpar this late in the economic cycle. Sequestration added a significant drag to the economy as well. A new concern for investors stemmed from the U.S. Federal Reserve’s (“Fed”) many facets of quantitative easing, and how the Fed would eventually ease up on the accelerator, or “tapering,” as it became known. The surprise announcement by the Fed in May 2013 that they were thinking of tapering their prospective purchases of securities, led to a mini sell-off of risk assets in subsequent months. The most significant reaction to the news was in U.S. Treasuries, as they backed-up well over 100 basis points from their lows during the summer of 2012. If this wasn’t enough drama, the Fed decided in September to not taper! Not to be outdone by the September surprise, the Fed unexpectedly announced a small taper in December, removing some uncertainty as to the beginning-of-the-end of the latest round of quantitative easing. Many of the macroeconomic issues over the past fiscal year that caused investor anxiety have quietly been put to rest. This is reflected in risk assets priced to near perfection.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Aegon Active Asset Allocation - Conservative VP, Initial Class returned 7.39%. By comparison, its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index, and the Transamerica Aegon Active Asset Allocation - Conservative VP Blended Benchmark (“blended benchmark”), returned (2.02)%, 33.55%, and 7.80%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond Index 65%, Russell 3000® Index 25% and FTSE All-World Index ex-U.S. 10%.

STRATEGY REVIEW

As alluded to above, the broad themes across the capital markets for 2013 were higher interest rates, particularly on the longer end of the yield curve, and higher equity valuations. The ten year Treasury yield increased roughly ~120 basis points, ending the year at just over a 3% yield. This resulted in a total return for the Barclays U.S. Aggregate Bond Index of (2.02)% for the year. In contrast, equities rallied persistently (with only a few exceptions) with the S&P 500® registering a total return of over 30% for the year. This counter cyclical performance is why we manage combination portfolios like the Transamerica Aegon Active Asset Allocation - Conservative VP, combining equities with fixed income to meet risk tolerance levels consistent with desired upside potential and downside protection.

The most significant contributors to the positive annual performance were U.S. equities including value, growth and total stock market. European, Australasian and Pacific equities also positively contributed. Fixed income securities exposed to interest rates, both intermediate and long duration bonds in particular, were the largest performance detractors for the year. The weakness across emerging markets also resulted in a decline in those equities.

During the course of the year equity exposure in the strategy ranged from a low of approximately 34% to a high of 40% and finished the year near the lower end of the range. The portfolio’s broad allocations are subject to volatility controls designed to dampen the volatility of returns over time. Over a full market cycle, these volatility controls are designed to increase risk adjusted returns, by dampening volatility, and limiting downside in high volatility, declining equity markets.

Frank Koster

David Halfpap, CFA

Frank Rybinski, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Conservative VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	10 Years or Life of Class	Inception Date
Initial Class	7.39%	4.99%	05/01/2011
Barclays U.S. Aggregate Bond Index(A)	(2.02)%	3.02%
Russell 3000® Index(A)	33.55%	14.46%
Transamerica Aegon Active Asset Allocation - Conservative VP Blended Benchmark(A)	7.80%	6.07%
Service Class	7.07%	4.75%	05/01/2011

NOTES

(A) The Transamerica Aegon Active Asset Allocation - Conservative VP Blended Benchmark is composed of the following benchmarks: Barclays U.S. Aggregate Bond Index 65%, Russell 3000® Index 25% and FTSE All-World Index ex-U.S. 10%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Tactical asset allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical asset allocation portfolio will not guarantee a profit nor protect against a loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Conservative VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)

Transamerica Aegon Active Asset Allocation - Conservative VP
Initial Class	$1,000.00	$1,056.80	$3.14	$1,022.42	$3.09	0.60%
Service Class	1,000.00	1,055.60	4.45	1,021.15	4.38	0.85

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Conservative VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Capital Markets	76.3%
Securities Lending Collateral	7.3
Growth - Large Cap	6.7
Value - Large Cap	6.5
Emerging Markets - Equity	3.2
Region Fund - Asian Pacific	3.1
Growth - Small Cap	1.7
Region Fund - European	1.6
Repurchase Agreement	1.1
Other Assets and Liabilities - Net	(7.5)
Total	100.0%

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
INVESTMENT COMPANIES - 99.1%
Capital Markets - 76.3%
Vanguard Extended Market ETF	46,050	$ 3,808,335
Vanguard FTSE Developed Markets ETF (A)	232,466	9,689,183
Vanguard Intermediate-Term Bond ETF	973,863	79,564,607
Vanguard Intermediate-Term Corporate Bond ETF	48	3,970
Vanguard S&P 500 ETF (A)	91,567	15,488,558
Vanguard Short-Term Bond ETF	1,191,496	95,236,275
Vanguard Short-Term Government Bond ETF	302,070	18,390,022
Vanguard Total Bond Market ETF	553,805	44,298,862
Vanguard Total Stock Market ETF	197,968	18,989,090
Emerging Markets - Equity - 3.2%
Vanguard FTSE Emerging Markets ETF (A)	286,176	11,773,281
Growth - Large Cap - 6.7%
Vanguard Growth ETF (A)	268,285	24,963,919
Growth - Small Cap - 1.7%
Vanguard Small-Capital ETF (A)	57,840	6,359,508
Region Fund - Asian Pacific - 3.1%
Vanguard FTSE Pacific ETF	187,305	11,481,797
Region Fund - European - 1.6%
Vanguard FTSE Europe ETF	103,774	6,101,911
Value - Large Cap - 6.5%
Vanguard Value ETF (A)	320,277	24,465,960

Total Investment Companies (cost $364,601,049)		370,615,278

	Shares	Value
SECURITIES LENDING COLLATERAL - 7.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (B)	27,183,631	$ 27,183,631

Total Securities Lending Collateral (cost $27,183,631)		27,183,631

	Principal	Value
REPURCHASE AGREEMENT - 1.1%
State Street Bank & Trust Co. 0.01% (B), dated 12/31/2013, to be repurchased at $4,336,036 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 01/01/2033, and with a value of $4,423,401.	$ 4,336,034	4,336,034

Total Repurchase Agreement (cost $4,336,034)		4,336,034

Total Investment Securities (cost $396,120,714) (C)		402,134,943
Other Assets and Liabilities - Net - (7.5)%		(28,047,762)

Net Assets - 100.0%		$ 374,087,181

VALUATION SUMMARY: (D)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Investment Companies	$370,615,278	$—	$—	$370,615,278
Securities Lending Collateral	27,183,631	—	—	27,183,631
Repurchase Agreement	—	4,336,034	—	4,336,034
Total Investment Securities	$397,798,909	$4,336,034	$—	$402,134,943

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $26,584,832. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate shown reflects the yield at December 31, 2013.
(C)	Aggregate cost for federal income tax purposes is $400,271,538. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $6,558,993 and $4,695,588, respectively. Net unrealized appreciation for tax purposes is $1,863,405.
(D)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITION:

ETF	Exchange-Traded Fund

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investments in investment companies, at value (cost: $391,784,680) (including securities loaned of $26,584,832)	$397,798,909
Repurchase agreement, at value (cost: $4,336,034)	4,336,034
Cash	50,828
Receivables:
Shares sold	189,992
Investment securities sold	9,908,841
Interest	1
Securities lending income (net)	7,216
Prepaid expenses	6,373

Total assets	412,298,194

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	20,431
Investment securities purchased	10,710,584
Management and advisory fees	170,561
Distribution and service fees	78,701
Administration fees	8,103
Transfer agent fees	966
Trustees fees	148
Audit and tax fees	18,606
Custody fees	3,262
Legal fees	1,682
Printing and shareholder reports fees	13,733
Other	605
Collateral for securities on loan	27,183,631

Total liabilities	38,211,013

Net assets	$374,087,181

Net assets consist of:
Capital stock ($0.01 par value)	$341,391
Additional paid-in capital	350,710,656
Undistributed (accumulated) net investment income (loss)	4,288,530
Undistributed (accumulated) net realized gain (loss)	12,732,375
Net unrealized appreciation (depreciation) on:
Investment companies	6,014,229

Net assets	$374,087,181

Net assets by class:
Initial Class	$10,601,613
Service Class	363,485,568

Shares outstanding:
Initial Class	962,959
Service Class	33,176,166

Net asset value and offering price per share:
Initial Class	$11.01
Service Class	10.96

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income from investment companies	$6,894,026
Interest income	434
Securities lending income (net)	87,712

Total investment income	6,982,172

Expenses:
Management and advisory	1,698,551
Distribution and service:
Service Class	777,113
Administration	80,321
Transfer agent	4,756
Trustees	9,387
Audit and tax	18,756
Custody	35,394
Legal	13,584
Printing and shareholder reports	40,851
Other	13,830

Total expenses	2,692,543

Net investment income (loss)	4,289,629

Net realized gain (loss) on transactions from:
Investment companies	12,689,093
Distributions from investment companies	1,180,032

Net realized gain (loss)	13,869,125

Net change in unrealized appreciation (depreciation) on:
Investment companies	3,546,255

Net change in unrealized appreciation (depreciation)	3,546,255

Net realized and change in unrealized gain (loss)	17,415,380

Net increase (decrease) in net assets resulting from operations	$21,705,009

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$4,289,629	$3,687,633
Net realized gain (loss)	13,869,125	5,945,346
Net change in unrealized appreciation (depreciation)	3,546,255	2,091,124
Net increase (decrease) in net assets resulting from operations	21,705,009	11,724,103

Distributions to shareholders:
Net investment income:
Initial Class	(131,969)	(28,636)
Service Class	(3,567,002)	(732,834)
Total distributions from net investment income	(3,698,971)	(761,470)
Net realized gains:
Initial Class	(132,428)	(36,924)
Service Class	(4,029,875)	(999,404)
Total distributions from net realized gains	(4,162,303)	(1,036,328)
Total distributions to shareholders	(7,861,274)	(1,797,798)

Capital share transactions:
Proceeds from shares sold:
Initial Class	4,155,888	4,530,084
Service Class	142,546,713	138,161,186
	146,702,601	142,691,270
Dividends and distributions reinvested:
Initial Class	264,397	65,560
Service Class	7,596,877	1,732,238
	7,861,274	1,797,798
Cost of shares redeemed:
Initial Class	(2,105,381)	(2,308,188)
Service Class	(46,087,619)	(13,357,639)
	(48,193,000)	(15,665,827)
Net increase (decrease) in net assets resulting from capital share transactions	106,370,875	128,823,241

Net increase (decrease) in net assets	120,214,610	138,749,546

Net assets:
Beginning of year	253,872,571	115,123,025
End of year	$374,087,181	$253,872,571
Undistributed (accumulated) net investment income (loss)	$4,288,530	$3,697,506

Share activity:
Shares issued:
Initial Class	387,490	446,401
Service Class	13,237,254	13,511,523
	13,624,744	13,957,924
Shares issued-reinvested from dividends and distributions:
Initial Class	25,062	6,365
Service Class	722,823	168,670
	747,885	175,035
Shares redeemed:
Initial Class	(194,566)	(225,241)
Service Class	(4,270,962)	(1,298,814)
	(4,465,528)	(1,524,055)
Net increase (decrease) in shares outstanding:
Initial Class	217,986	227,525
Service Class	9,689,115	12,381,379
	9,907,101	12,608,904

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Conservative VP

FINANCIAL HIGHLIGHTS

For the period or years ended:

For a share outstanding throughout each period/year	Initial Class
	December 31, 2013	December 31, 2012	December 31, 2011 (A)
Net asset value
Beginning of period/year	$10.51	$9.92	$10.00
Investment operations
Net investment income (loss)(B)(C)	0.17	0.22	0.23
Net realized and unrealized gain (loss)	0.59	0.46	(0.31)
Total investment operations	0.76	0.68	(0.08)
Distributions
Net investment income	(0.13)	(0.04)	—
Net realized gains	(0.13)	(0.05)	—
Total distributions	(0.26)	(0.09)	—
Net asset value
End of period/year	$11.01	$10.51	$9.92
Total return(D)	7.39%	6.89%	(0.80	)%(E)
Net assets end of period/year (000’s)	$10,602	$7,833	$5,132
Ratio and supplemental data
Expenses to average net assets(F)
After (waiver/reimbursement) recapture	0.60%	0.60%	0.80	%(G)
Before (waiver/reimbursement) recapture	0.60%	0.59%	0.86	%(G)
Net investment income (loss) to average net assets(C)	1.54%	2.12%	3.45	%(G)
Portfolio turnover rate(H)	114%	101%	131	%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(D)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the portfolio invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Conservative VP

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Service Class
	December 31, 2013	December 31, 2012	December 31, 2011 (A)
Net asset value
Beginning of period/year	$10.48	$9.90	$10.00
Investment operations
Net investment income (loss)(B)(C)	0.14	0.20	0.28
Net realized and unrealized gain (loss)	0.59	0.47	(0.38)
Total investment operations	0.73	0.67	(0.10)
Distributions
Net investment income	(0.12)	(0.04)	—
Net realized gains	(0.13)	(0.05)	—
Total distributions	(0.25)	(0.09)	—
Net asset value
End of period/year	$10.96	$10.48	$9.90
Total return(D)	7.07%	6.78%	(1.00	)%(E)
Net assets end of period/year (000’s)	$363,485	$246,040	$109,991
Ratio and supplemental data
Expenses to average net assets(F)
After (waiver/reimbursement) recapture	0.85%	0.85%	1.05	%(G)
Before (waiver/reimbursement) recapture	0.85%	0.84%	1.11	%(G)
Net investment income (loss) to average net assets(C)	1.33%	1.97%	4.22	%(G)
Portfolio turnover rate(H)	114%	101%	131	%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(D)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the portfolio invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon Active Asset Allocation — Conservative VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management, LLC (“AUIM”) is both an affiliate and sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $50 million	0.550%
Over $50 million up to $250 million	0.530%
Over $250 million	0.510%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.80%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$466,075,351
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	363,477,313
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(800)
Undistributed (accumulated) net investment income (loss)	366
Undistributed (accumulated) net realized gain (loss)	434

At December 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized gains.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2013.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$6,637,694
Long-Term Capital Gain	1,223,580

2012 Distributions paid from:
Ordinary Income	1,333,258
Long-Term Capital Gain	464,540

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$18,920,568
Undistributed Long-term Capital Gain	2,251,161
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	1,863,405
Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Aegon Active Asset Allocation - Conservative VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Aegon Active Asset Allocation - Conservative VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Aegon Active Asset Allocation - Conservative VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Conservative VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $1,223,580 for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended December 31, 2013 much quieter than it began. At the beginning of 2013 investors’ minds were preoccupied with the U.S. fiscal cliff, which was averted in the twelfth hour. Economic growth became the next area of concern as sluggish growth both here and abroad continued to prevail. As the year progressed, worldwide economic growth slowly started showing signs of acceleration, albeit modestly, and, combined with still fairly aggressive central banks around the world, set the stage for risk assets continuing their methodical ascent into the end of the fiscal year.

The European crisis was replaced by a concern over growth in emerging markets, most notably China. A direct result of this concern was a weakening in global commodity prices and a severe correction in both emerging debt and stock market indices during the middle of the fiscal year.

The U.S. economy has struggled to gain a desired rate of economic growth, as employment continues to be subpar this late in the economic cycle. Sequestration added a significant drag to the economy as well. A new concern for investors stemmed from the U.S. Federal Reserve’s (“Fed”) many facets of quantitative easing, and how the Fed would eventually ease up on the accelerator, or “tapering,” as it became known. The surprise announcement by the Fed in May 2013 that they were thinking of tapering their prospective purchases of securities, led to a mini sell-off of risk assets in subsequent months. The most significant reaction to the news was in U.S. Treasuries, as they backed-up well over 100 basis points from their lows during the summer of 2012. If this wasn’t enough drama, the Fed decided in September to not taper! Not to be outdone by the September surprise, the Fed unexpectedly announced a small taper in December, removing some uncertainty as to the beginning-of-the-end of the latest round of quantitative easing. Many of the macroeconomic issues over the past fiscal year that caused investor anxiety have quietly been put to rest. This is reflected in risk assets priced to near perfection.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Aegon Active Asset Allocation - Moderate Growth VP, Initial Class returned 16.96%. By comparison, its primary and secondary benchmarks, the Russell 3000® Index, the Barclays U.S. Aggregate Bond Index, and the Transamerica Aegon Active Asset Allocation - Moderate Growth VP Blended Benchmark (“blended benchmark”), returned 33.55%, (2.02)%, and 18.28%, respectively.

The blended benchmark is comprised of the Russell 3000® Index 49%, Barclays U.S. Aggregate Bond Index 30%, and FTSE All-World Index ex-U.S. 21%.

STRATEGY REVIEW

As alluded to above, the broad themes across the capital markets for 2013 were higher interest rates, particularly on the longer end of the yield curve, and higher equity valuations. The ten year Treasury yield increased roughly ~120 basis points, ending the year at just over a 3% yield. This resulted in a total return for the Barclays U.S. Aggregate Bond Index of (2.02)% for the year. In contrast, equities rallied persistently (with only a few exceptions) with S&P 500® registering a total return of roughly 30% for the year. This counter cyclical performance is why we manage combination portfolios like the Transamerica Aegon Active Asset Allocation - Moderate Growth VP, combining equities with fixed income to meet risk tolerance levels consistent with desired upside potential and downside protection.

As a more growth oriented strategy, this portfolio registered a return over the year of 16.62% (Service Class), reflecting the combination of equity and fixed income investments imbedded in the strategy. The most significant contributors to the positive annual performance were U.S. equities including value, growth and total stock market. European, Australasian and Pacific equities also positively contributed. Fixed income securities exposed to interest rates, both intermediate and long duration bonds in particular, were the largest performance detractors for the year. The weakness across emerging markets also resulted in a decline in those equities.

During the course of the year equity exposure in the strategy ranged from a low of approximately 60% to a high of 75% and finished the year near the lower end of the range. The portfolio’s broad allocations are subject to volatility controls designed to dampen the volatility of returns over time. In 2013, they had a detrimental impact on returns by lessening the overall equity exposure of the portfolio in a year that equities did quite well. Over a full market cycle, these volatility controls are designed to increase risk adjusted returns, by dampening volatility, and limiting downside in high volatility, declining equity markets.

Frank Koster

David Halfpap, CFA

Frank Rybinski, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	10 Years or Life of Class	Inception Date
Initial Class	16.96%	7.38%	05/01/2011
Russell 3000® Index(A)	33.55%	14.46%
Barclays U.S. Aggregate Bond Index(A)	(2.02)%	3.02%
Transamerica Aegon Active Asset Allocation - Moderate Growth VP Blended Benchmark(A)	18.28%	8.80%
Service Class	16.62%	7.10%	05/01/2011

NOTES

(A) The Transamerica Aegon Active Asset Allocation. - Moderate Growth VP Blended Benchmark is composed of the following benchmarks: Russell 3000® Index 49%, Barclays U.S. Aggregate Bond Index 30%, and FTSE All-World Index ex-U.S. 21%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception of the class. You cannot invest directly in an index.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Tactical asset allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical asset allocation portfolio will not guarantee a profit nor protect against a loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Moderate Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)

Transamerica Aegon Active Asset Allocation - Moderate Growth VP
Initial Class	$1,000.00	$1,106.10	$3.17	$1,022.47	$3.04	0.59%
Service Class	1,000.00	1,104.70	4.50	1,021.20	4.33	0.84

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Moderate Growth VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Capital Markets	58.8%
Growth - Large Cap	11.3
Value - Large Cap	11.3
Securities Lending Collateral	7.6
Emerging Markets - Equity	5.5
Region Fund - Asian Pacific	5.4
Growth - Small Cap	2.9
Region Fund - European	2.8
Repurchase Agreement	1.5
Other Assets and Liabilities - Net	(7.1)
Total	100.0%

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
INVESTMENT COMPANIES - 98.0%
Capital Markets - 58.8%
Vanguard Extended Market ETF	106,930	$ 8,843,111
Vanguard FTSE Developed Markets ETF (A)	565,151	23,555,494
Vanguard Intermediate-Term Bond ETF	778,413	63,596,342
Vanguard Intermediate-Term Corporate Bond ETF	86	7,112
Vanguard S&P 500 ETF	215,983	36,533,524
Vanguard Short-Term Bond ETF	942,578	75,340,259
Vanguard Short-Term Government Bond ETF	301,453	18,352,459
Vanguard Total Bond Market ETF	449,475	35,953,505
Vanguard Total Stock Market ETF	468,968	44,983,411
Emerging Markets - Equity - 5.5%
Vanguard FTSE Emerging Markets ETF (A)	691,729	28,457,731
Growth - Large Cap - 11.3%
Vanguard Growth ETF	635,191	59,104,523
Growth - Small Cap - 2.9%
Vanguard Small-Capital ETF (A)	139,607	15,349,790
Region Fund - Asian Pacific - 5.4%
Vanguard FTSE Pacific ETF	457,787	28,062,343
Region Fund - European - 2.8%
Vanguard FTSE Europe ETF	247,303	14,541,416
Value - Large Cap - 11.3%
Vanguard Value ETF (A)	772,043	58,976,365

Total Investment Companies (cost $487,021,498)		511,657,385

	Shares	Value
SECURITIES LENDING COLLATERAL - 7.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (B)	39,812,305	$ 39,812,305

Total Securities Lending Collateral (cost $39,812,305)		39,812,305

	Principal	Value
REPURCHASE AGREEMENT - 1.5%
State Street Bank & Trust Co. 0.01% (B), dated 12/31/2013, to be repurchased at $7,700,867 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 01/01/2033, and with a value of $7,859,053.	$ 7,700,863	7,700,863

Total Repurchase Agreement (cost $7,700,863)		7,700,863

Total Investment Securities (cost $534,534,666) (C)		559,170,553
Other Assets and Liabilities - Net - (7.1)%		(37,108,194)

Net Assets - 100.0%		$ 522,062,359

VALUATION SUMMARY: (D)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Investment Companies	$511,657,385	$—	$—	$511,657,385
Securities Lending Collateral	39,812,305	—	—	39,812,305
Repurchase Agreement	—	7,700,863	—	7,700,863
Total Investment Securities	$551,469,690	$7,700,863	$—	$559,170,553

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $38,903,445. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate shown reflects the yield at December 31, 2013.
(C)	Aggregate cost for federal income tax purposes is $538,406,475. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $22,887,883 and $2,123,805, respectively. Net unrealized appreciation for tax purposes is $20,764,078.
(D)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITION:

ETF	Exchange-Traded Fund

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investments in investment companies, at value (cost: $526,833,803) (including securities loaned of $38,903,445)	$551,469,690
Repurchase agreement, at value (cost: $7,700,863)	7,700,863
Cash	32,579
Receivables:
Shares sold	6,412,635
Investment securities sold	26,311,872
Interest	2
Securities lending income (net)	16,363
Prepaid expenses	5,746

Total assets	591,949,750

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	306,140
Investment securities purchased	29,337,496
Management and advisory fees	229,118
Distribution and service fees	102,110
Administration fees	10,973
Transfer agent fees	1,184
Trustees fees	408
Audit and tax fees	19,898
Custody fees	3,401
Legal fees	1,648
Printing and shareholder reports fees	23,757
Other	38,953
Collateral for securities on loan	39,812,305

Total liabilities	69,887,391

Net assets	$522,062,359

Net assets consist of:
Capital stock ($0.01 par value)	$441,026
Additional paid-in capital	467,619,825
Undistributed (accumulated) net investment income (loss)	5,004,179
Undistributed (accumulated) net realized gain (loss)	24,361,442
Net unrealized appreciation (depreciation) on:
Investment companies	24,635,887

Net assets	$522,062,359

Net assets by class:
Initial Class	$35,101,692
Service Class	486,960,667

Shares outstanding:
Initial Class	2,950,708
Service Class	41,151,893

Net asset value and offering price per share:
Initial Class	$11.90
Service Class	11.83

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income from investment companies	$7,782,787
Interest income	744
Securities lending income (net)	154,235

Total investment income	7,937,766

Expenses:
Management and advisory	1,890,880
Distribution and service:
Service Class	815,561
Administration	89,760
Transfer agent	5,359
Trustees	10,194
Audit and tax	20,048
Custody	34,394
Legal	14,852
Printing and shareholder reports	36,416
Other	15,275

Total expenses	2,932,739

Net investment income (loss)	5,005,027

Net realized gain (loss) on transactions from:
Investment companies	30,001,808
Distributions from investment companies	913,457

Net realized gain (loss)	30,915,265

Net change in unrealized appreciation (depreciation) on:
Investment companies	18,148,894

Net change in unrealized appreciation (depreciation)	18,148,894

Net realized and change in unrealized gain (loss)	49,064,159

Net increase (decrease) in net assets resulting from operations	$54,069,186

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$5,005,027	$3,373,696
Net realized gain (loss) from investments in investment companies	30,915,265	8,785,856
Net change in unrealized appreciation (depreciation)	18,148,894	5,030,661
Net increase (decrease) in net assets resulting from operations	54,069,186	17,190,213

Distributions to shareholders:
Net investment income:
Initial Class	(306,326)	(200,678)
Service Class	(3,049,118)	(1,000,199)
Total distributions from net investment income	(3,355,444)	(1,200,877)
Total distributions to shareholders	(3,355,444)	(1,200,877)

Capital share transactions:
Proceeds from shares sold:
Initial Class	3,702,984	2,844,881
Service Class	271,366,180	114,061,433
	275,069,164	116,906,314
Dividends and distributions reinvested:
Initial Class	306,326	200,678
Service Class	3,049,118	1,000,199
	3,355,444	1,200,877
Cost of shares redeemed:
Initial Class	(4,015,287)	(5,196,551)
Service Class	(28,522,256)	(29,068,725)
	(32,537,543)	(34,265,276)
Net increase (decrease) in net assets resulting from capital share transactions	245,887,065	83,841,915

Net increase (decrease) in net assets	296,600,807	99,831,251

Net assets:
Beginning of year	225,461,552	125,630,301
End of year	$522,062,359	$225,461,552
Undistributed (accumulated) net investment income (loss)	$5,004,179	$3,354,362

Share activity:
Shares issued:
Initial Class	332,857	288,201
Service Class	24,364,113	11,545,599
	24,696,970	11,833,800
Shares issued-reinvested from dividends and distributions:
Initial Class	27,646	20,230
Service Class	276,439	101,132
	304,085	121,362
Shares redeemed:
Initial Class	(360,884)	(525,778)
Service Class	(2,555,539)	(2,936,544)
	(2,916,423)	(3,462,322)
Net increase (decrease) in shares outstanding:
Initial Class	(381)	(217,347)
Service Class	22,085,013	8,710,187
	22,084,632	8,492,840

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Moderate Growth VP

FINANCIAL HIGHLIGHTS

For the period or years ended:

For a share outstanding throughout each period/year	Initial Class
	December 31, 2013	December 31, 2012	December 31, 2011 (A)
Net asset value
Beginning of period/year	$10.27	$9.30	$10.00
Investment operations
Net investment income (loss)(B)(C)	0.16	0.19	0.82
Net realized and unrealized gain (loss)	1.57	0.85	(1.52)
Total investment operations	1.73	1.04	(0.70)
Distributions
Net investment income	(0.10)	(0.07)	—
Total distributions	(0.10)	(0.07)	—
Net asset value
End of period/year	$11.90	$10.27	$9.30
Total return(D)	16.96%	11.18%	(7.00	)%(E)
Net assets end of period/year (000’s)	$35,102	$30,317	$29,459
Ratio and supplemental data
Expenses to average net assets(F)
After (waiver/reimbursement) recapture	0.59%	0.62%	0.80	%(G)
Before (waiver/reimbursement) recapture	0.59%	0.60%	1.07	%(G)
Net investment income (loss) to average net assets(C)	1.45%	1.95%	13.27	%(G)
Portfolio turnover rate(H)	111%	105%	270	%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(D)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the portfolio invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Moderate Growth VP

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Service Class
	December 31, 2013	December 31, 2012	December 31, 2011 (A)
Net asset value
Beginning of period/year	$10.23	$9.29	$10.00
Investment operations
Net investment income (loss)(B)(C)	0.15	0.20	0.54
Net realized and unrealized gain (loss)	1.54	0.81	(1.25)
Total investment operations	1.69	1.01	(0.71)
Distributions
Net investment income	(0.09)	(0.07)	—
Total distributions	(0.09)	(0.07)	—
Net asset value
End of period/year	$11.83	$10.23	$9.29
Total return(D)	16.62%	10.85%	(7.10	)%(E)
Net assets end of period/year (000’s)	$486,961	$195,145	$96,171
Ratio and supplemental data
Expenses to average net assets(F)
After (waiver/reimbursement) recapture	0.84%	0.87%	1.05	%(G)
Before (waiver/reimbursement) recapture	0.84%	0.85%	1.32	%(G)
Net investment income (loss) to average net assets(C)	1.39%	1.98%	8.81	%(G)
Portfolio turnover rate(H)	111%	105%	270	%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(D)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the portfolio invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon Active Asset Allocation — Moderate Growth VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to,

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management, LLC (“AUIM”) is both an affiliate and sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $50 million	0.550%
Over $50 million up to $250 million	0.530%
Over $250 million	0.510%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.80%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$635,079,304
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	395,415,870
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$2
Undistributed (accumulated) net investment income (loss)	234
Undistributed (accumulated) net realized gain (loss)	(236)

At December 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized gains.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

The capital loss carryforwards utilized or expired during the year ended December 31, 2013 were $5,867,361.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$3,355,444
Long-Term Capital Gain	—

2012 Distributions paid from:
Ordinary Income	1,200,877
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$7,243,966
Undistributed Long-term Capital Gain	25,993,464
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	20,764,078
Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Aegon Active Asset Allocation - Moderate Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Aegon Active Asset Allocation - Moderate Growth VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Aegon Active Asset Allocation - Moderate Growth VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Moderate VP

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended December 31, 2013 much quieter than it began. At the beginning of 2013 investors’ minds were preoccupied with the U.S. fiscal cliff, which was averted in the twelfth hour. Economic growth became the next area of concern as sluggish growth both here and abroad continued to prevail. As the year progressed, worldwide economic growth slowly started showing signs of acceleration, albeit modestly, and, combined with still fairly aggressive central banks around the world, set the stage for risk assets continuing their methodical ascent into the end of the fiscal year.

The European crisis was replaced by a concern over growth in emerging markets, most notably China. A direct result of this concern was a weakening in global commodity prices and a severe correction in both emerging debt and stock market indices during the middle of the fiscal year.

The U.S. economy has struggled to gain a desired rate of economic growth, as employment continues to be subpar this late in the economic cycle. Sequestration added a significant drag to the economy as well. A new concern for investors stemmed from the U.S. Federal Reserve’s (“Fed”) many facets of quantitative easing, and how the Fed would eventually ease up on the accelerator, or “tapering,” as it became known. The surprise announcement by the Fed in May 2013 that they were thinking of tapering their prospective purchases of securities, led to a mini sell-off of risk assets in subsequent months. The most significant reaction to the news was in U.S. Treasuries, as they backed-up well over 100 basis points from their lows during the summer of 2012. If this wasn’t enough drama, the Fed decided in September to not taper! Not to be outdone by the September surprise, the Fed unexpectedly announced a small taper in December, removing some uncertainty as to the beginning-of-the-end of the latest round of quantitative easing. Many of the macroeconomic issues over the past fiscal year that caused investor anxiety have quietly been put to rest. This is reflected in risk assets priced to near perfection.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Aegon Active Asset Allocation - Moderate VP, Initial Class returned 11.42%. By comparison, its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index, and the Transamerica Aegon Active Asset Allocation - Moderate VP Blended Benchmark (“blended benchmark”), returned (2.02)%, 33.55%, and 12.15%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond Index 50%, Russell 3000® Index 35% and FTSE All-World Index ex-U.S. 15%.

STRATEGY REVIEW

As alluded to above, the broad themes across the capital markets for 2013 were higher interest rates, particularly on the longer end of the yield curve, and higher equity valuations. The ten year Treasury yield increased roughly ~120 basis points, ending the year at just over a 3% yield. This resulted in a total return for the Barclays U.S. Aggregate Bond Index of (2.02)% for the year. In contrast, equities rallied persistently (with only a few exceptions) with the S&P 500® registering a total return of over 30% for the year. This counter cyclical performance is why we manage combination portfolios like the Transamerica Aegon Active Asset Allocation - Moderate VP, combining equities with fixed income to meet risk tolerance levels consistent with desired upside potential and downside protection.

As a relatively conservative strategy, this portfolio registered a return over the year of 11.12% (Service Class), reflecting the combination of equity and fixed income investments imbedded in the strategy. The most significant contributors to the positive annual performance were U.S. equities including value, growth and total stock market. European, Australasian and Pacific equities also positively contributed. Fixed income securities exposed to interest rates, both intermediate and long duration bonds in particular, were the largest performance detractors for the year. The weakness across emerging markets also resulted in a decline in those equities.

During the course of the year equity exposure in the strategy ranged from a low of approximately 46% to a high of 55% and finished the year near the lower end of the range. The portfolio’s broad allocations are subject to volatility controls designed to dampen the volatility of returns over time. In 2013, they had a detrimental impact on returns by lessening the overall equity exposure of the portfolio in a year that equities did quite well. Over a full market cycle, these volatility controls are designed to increase risk adjusted returns, by dampening volatility, and limiting downside in high volatility, declining equity markets.

Frank Koster

David Halfpap, CFA

Frank Rybinski, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Moderate VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	10 Years or Life of Class	Inception Date
Initial Class	11.42%	6.23%	05/01/2011
Barclays U.S. Aggregate Bond Index(A)	(2.02)%	3.02%
Russell 3000® Index(A)	33.55%	14.46%
Transamerica Aegon Active Asset Allocation - Moderate VP Blended Benchmark(A)	12.15%	7.23%
Service Class	11.12%	5.97%	05/01/2011

NOTES

(A) The Transamerica Aegon Active Asset Allocation - Moderate VP Blended Benchmark is composed of the following benchmarks: Barclays U.S. Aggregate Bond Index 50%, Russell 3000® Index 35%, and FTSE All-World Index ex-U.S. 15%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.

The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Tactical asset allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical asset allocation portfolio will not guarantee a profit nor protect against a loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Moderate VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)

Transamerica Aegon Active Asset Allocation - Moderate VP
Initial Class	$1,000.00	$1,078.30	$3.07	$1,022.52	$2.99	0.58%
Service Class	1,000.00	1,076.20	4.39	1,021.25	4.27	0.83

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Moderate VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Capital Markets	68.6%
Securities Lending Collateral	10.5
Growth - Large Cap	8.9
Value - Large Cap	8.8
Emerging Markets - Equity	4.2
Region Fund - Asian Pacific	4.2
Growth - Small Cap	2.3
Region Fund - European	2.2
Repurchase Agreement	1.9
Other Assets and Liabilities - Net	(11.6)
Total	100.0%

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Moderate VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
INVESTMENT COMPANIES - 99.2%
Capital Markets - 68.6%
Vanguard Extended Market ETF	161,451	$ 13,351,998
Vanguard FTSE Developed Markets ETF (A)	836,454	34,863,403
Vanguard Intermediate-Term Bond ETF	2,092,584	170,964,113
Vanguard Intermediate-Term Corporate Bond ETF	133	10,999
Vanguard S&P 500 ETF	323,880	54,784,302
Vanguard Short-Term Bond ETF	2,557,858	204,449,590
Vanguard Short-Term Government Bond ETF (A)	677,929	41,272,317
Vanguard Total Bond Market ETF (A)	1,194,611	95,556,934
Vanguard Total Stock Market ETF	702,017	67,337,470
Emerging Markets - Equity - 4.2%
Vanguard FTSE Emerging Markets ETF (A)	1,026,260	42,220,336
Growth - Large Cap - 8.9%
Vanguard Growth ETF (A)	951,056	88,495,761
Growth - Small Cap - 2.3%
Vanguard Small-Capital ETF (A)	207,285	22,790,986
Region Fund - Asian Pacific - 4.2%
Vanguard FTSE Pacific ETF	675,920	41,433,896
Region Fund - European - 2.2%
Vanguard FTSE Europe ETF	369,094	21,702,727
Value - Large Cap - 8.8%
Vanguard Value ETF (A)	1,147,012	87,620,247

Total Investment Companies (cost $955,395,285)		986,855,079

	Shares	Value
SECURITIES LENDING COLLATERAL - 10.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (B)	104,006,702	$ 104,006,702

Total Securities Lending Collateral (cost $104,006,702)		104,006,702

	Principal	Value
REPURCHASE AGREEMENT - 1.9%
State Street Bank & Trust Co. 0.01% (B), dated 12/31/2013, to be repurchased at $19,075,050 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 01/01/2033, and with a value of $19,458,671.	$ 19,075,040	19,075,040

Total Repurchase Agreement (cost $19,075,040)		19,075,040

Total Investment Securities (cost $1,078,477,027) (C)		1,109,936,821
Other Assets and Liabilities - Net - (11.6)%		(115,527,715)

Net Assets - 100.0%		$ 994,409,106

VALUATION SUMMARY: (D)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Investment Companies	$986,855,079	$—	$—	$986,855,079
Securities Lending Collateral	104,006,702	—	—	104,006,702
Repurchase Agreement	—	19,075,040	—	19,075,040
Total Investment Securities	$1,090,861,781	$19,075,040	$—	$1,109,936,821

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $101,733,577. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate shown reflects the yield at December 31, 2013.
(C)	Aggregate cost for federal income tax purposes is $1,085,601,330. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $31,872,927 and $7,537,436, respectively. Net unrealized appreciation for tax purposes is $24,335,491.
(D)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITION:

ETF	Exchange-Traded Fund

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Moderate VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investments in investment companies, at value (cost: $1,059,401,987) (including securities loaned of $101,733,577)	$1,090,861,781
Repurchase agreement, at value (cost: $19,075,040)	19,075,040
Cash	70,972
Receivables:
Shares sold	288,515
Investment securities sold	33,870,592
Interest	5
Securities lending income (net)	22,735
Other	3,289
Prepaid expenses	9,770

Total assets	1,144,202,699

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	1,346,320
Investment securities purchased	43,731,175
Management and advisory fees	432,427
Distribution and service fees	208,760
Administration fees	20,940
Transfer agent fees	2,149
Trustees fees	997
Audit and tax fees	25,776
Custody fees	4,024
Legal fees	2,546
Printing and shareholder reports fees	11,128
Other	649
Collateral for securities on loan	104,006,702

Total liabilities	149,793,593

Net assets	$994,409,106

Net assets consist of:
Capital stock ($0.01 par value)	$863,228
Additional paid-in capital	927,304,067
Undistributed (accumulated) net investment income (loss)	8,895,869
Undistributed (accumulated) net realized gain (loss)	25,886,148
Net unrealized appreciation (depreciation) on:
Investment companies	31,459,794

Net assets	$994,409,106

Net assets by class:
Initial Class	$2,978,502
Service Class	991,430,604

Shares outstanding:
Initial Class	257,029
Service Class	86,065,809

Net asset value and offering price per share:
Initial Class	$11.59
Service Class	11.52

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income from investment companies	$13,685,008
Interest income	1,791
Securities lending income (net)	220,657

Total investment income	13,907,456

Expenses:
Management and advisory	3,149,572
Distribution and service:
Service Class	1,509,006
Administration	151,450
Transfer agent	9,216
Trustees	17,031
Audit and tax	25,926
Custody	41,429
Legal	24,561
Printing and shareholder reports	57,522
Other	24,677

Total expenses	5,010,390

Net investment income (loss)	8,897,066

Net realized gain (loss) on transactions from:
Investment companies	24,443,806
Distributions from investment companies	2,276,458

Net realized gain (loss)	26,720,264

Net change in unrealized appreciation (depreciation) on:
Investment companies	27,241,363

Net change in unrealized appreciation (depreciation)	27,241,363

Net realized and change in unrealized gain (loss)	53,961,627

Net increase (decrease) in net assets resulting from operations	$62,858,693

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Moderate VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$8,897,066	$3,603,509
Net realized gain (loss)	26,720,264	3,237,440
Net change in unrealized appreciation (depreciation)	27,241,363	4,227,821
Net increase (decrease) in net assets resulting from operations	62,858,693	11,068,770

Distributions to shareholders:
Net investment income:
Initial Class	(13,533)	(2,142)
Service Class	(3,591,173)	(258,835)
Total distributions from net investment income	(3,604,706)	(260,977)
Net realized gains:
Initial Class	(12,840)	(1,513)
Service Class	(3,768,584)	(195,198)
Total distributions from net realized gains	(3,781,424)	(196,711)
Total distributions to shareholders	(7,386,130)	(457,688)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,800,723	1,368,715
Service Class	645,035,880	271,104,700
	646,836,603	272,473,415
Dividends and distributions reinvested:
Initial Class	26,373	3,656
Service Class	7,359,757	454,032
	7,386,130	457,688
Cost of shares redeemed:
Initial Class	(791,817)	(717,648)
Service Class	(20,672,706)	(7,553,167)
	(21,464,523)	(8,270,815)
Net increase (decrease) in net assets resulting from capital share transactions	632,758,210	264,660,288

Net increase (decrease) in net assets	688,230,773	275,271,370

Net assets:
Beginning of year	306,178,333	30,906,963
End of year	$994,409,106	$306,178,333
Undistributed (accumulated) net investment income (loss)	$8,895,869	$3,603,509

Share activity:
Shares issued:
Initial Class	161,465	134,585
Service Class	58,215,938	26,664,221
	58,377,403	26,798,806
Shares issued-reinvested from dividends and distributions:
Initial Class	2,404	357
Service Class	674,588	44,426
	676,992	44,783
Shares redeemed:
Initial Class	(72,228)	(70,403)
Service Class	(1,867,069)	(752,787)
	(1,939,297)	(823,190)
Net increase (decrease) in shares outstanding:
Initial Class	91,641	64,539
Service Class	57,023,457	25,955,860
	57,115,098	26,020,399

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Moderate VP

FINANCIAL HIGHLIGHTS

For the period or years ended:

For a share outstanding throughout each period/year	Initial Class
	December 31, 2013	December 31, 2012	December 31, 2011 (A)
Net asset value
Beginning of period/year	$10.52	$9.71	$10.00
Investment operations
Net investment income (loss)(B)(C)	0.18	0.22	0.22
Net realized and unrealized gain (loss)	1.01	0.62	(0.51)
Total investment operations	1.19	0.84	(0.29)
Distributions
Net investment income	(0.06)	(0.02)	—
Net realized gains	(0.06)	(0.01)	—
Total distributions	(0.12)	(0.03)	—
Net asset value
End of period/year	$11.59	$10.52	$9.71
Total return(D)	11.42%	8.61%	(2.90	)%(E)
Net assets end of period/year (000’s)	$2,979	$1,740	$979
Ratio and supplemental data
Expenses to average net assets(F)
After (waiver/reimbursement) recapture	0.58%	0.62%	0.80	%(G)
Before (waiver/reimbursement) recapture	0.58%	0.61%	1.03	%(G)
Net investment income (loss) to average net assets(C)	1.59%	2.18%	3.49	%(G)
Portfolio turnover rate(H)	86%	77%	72	%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(D)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the portfolio invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Moderate VP

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Service Class
	December 31, 2013	December 31, 2012	December 31, 2011 (A)
Net asset value
Beginning of period/year	$10.48	$9.70	$10.00
Investment operations
Net investment income (loss)(B)(C)	0.16	0.24	0.23
Net realized and unrealized gain (loss)	1.00	0.56	(0.53)
Total investment operations	1.16	0.80	(0.30)
Distributions
Net investment income	(0.06)	(0.01)	—
Net realized gains	(0.06)	(0.01)	—
Total distributions	(0.12)	(0.02)	—
Net asset value
End of period/year	$11.52	$10.48	$9.70
Total return(D)	11.12%	8.30%	(3.00	)%(E)
Net assets end of period/year (000’s)	$991,431	$304,438	$29,928
Ratio and supplemental data
Expenses to average net assets(F)
After (waiver/reimbursement) recapture	0.83%	0.87%	1.05	%(G)
Before (waiver/reimbursement) recapture	0.83%	0.86%	1.28	%(G)
Net investment income (loss) to average net assets(C)	1.47%	2.35%	3.57	%(G)
Portfolio turnover rate(H)	86%	77%	72	%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(D)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the portfolio invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon Active Asset Allocation — Moderate VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to,

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management, LLC (“AUIM”) is both an affiliate and sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $50 million	0.550%
Over $50 million up to $250 million	0.530%
Over $250 million	0.510%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.80%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$1,153,021,011
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	521,529,340
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences.

At December 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$6,495,428
Long-Term Capital Gain	890,702

2012 Distributions paid from:
Ordinary Income	359,522
Long-Term Capital Gain	98,166

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$31,443,981
Undistributed Long-term Capital Gain	10,462,339
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	24,335,491
Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Aegon Active Asset Allocation - Moderate VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Aegon Active Asset Allocation - Moderate VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Aegon Active Asset Allocation - Moderate VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Active Asset Allocation - Moderate VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $890,702 for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon High Yield Bond VP

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended December 31, 2013 much quieter than it began. At the beginning of 2013 investors’ minds were preoccupied with the U.S. fiscal cliff, which was averted in the twelfth hour. Economic growth became the next area of concern as sluggish growth both here and abroad continued to prevail. As the year progressed, worldwide economic growth slowly started showing signs of acceleration, albeit modestly, and, combined with still fairly aggressive central banks around the world, set the stage for risk assets continuing their methodical ascent into the end of the fiscal year.

The European crisis was replaced by a concern over growth in emerging markets, most notably China. A direct result of this concern was a weakening in global commodity prices and a severe correction in both emerging debt and stock market indices during the middle of the fiscal year. This developing theme will continue to weigh on these markets for the foreseeable future, as fundamentals have become much more problematic.

The U.S. economy has struggled to gain a desired rate of economic growth, as employment continues to be subpar this late in the economic cycle. Sequestration added a significant drag to the economy as well, although this may eventually have a less negative impact as we enter 2014 due to the latest budget deal struck in Washington D.C. Economic growth rates, both domestically and abroad, had to be scaled back during the middle part of the fiscal year as it was evident that the consensus opinion of accelerating growth wasn’t going to materialize. However, most economic pundits remain optimistic for growth over the next year, both in the U.S. and worldwide.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Aegon High Yield Bond VP, Initial Class returned 6.60%. By comparison, its benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index returned 7.44%.

STRATEGY REVIEW

For the full-year 2013, Transamerica Aegon High Yield Bond VP underperformed the benchmark. One of the bigger drivers of this underperformance was our underweight allocation to lower quality CCC’s, which turned out to be the best performing rating, as well as our decision to allocate a small percentage of portfolio into Investment Grade securities, which underperformed the index. However, we did benefit by our underweight allocation to BB securities, which turned out to be the worst performing rating, as well as security selection in the Single B category.

Looking at sector contributors, the largest negative contributing sectors were Consumer Non-Cyclicals, U.S. Banking, Wirelines, Gaming, and Media Non-Cable. The largest positive contributors were Finance Companies, Home Construction, Natural Gas, Electric Utilities, and Retailers. Moving on to single name contributors, the largest detractors to performance were Caesars Entertainment Operating Co., Inc., Goldman Sachs Group, Inc., Frontier Communications Corp., Citigroup, Inc., and JPMorgan Chase & Co. The largest positive contributors to performance were Springleaf Financial Corp., Genworth Holdings, Inc., MGM Resorts International, Ceridian Corp., and Rite Aid Corp.

Bradley J. Beman, CFA

Benjamin D. Miller, CFA

Kevin Bakker, CFA

James K. Schaeffer, Jr.

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon High Yield Bond VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	6.60%	16.76%	7.44%	06/01/1998
Barclays U.S. Corporate High Yield 2% Issuer Capped Index(A)	7.44%	18.96%	8.61%
Service Class	6.33%	16.48%	7.17%	05/01/2003

NOTES

(A) The Barclays U.S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index used as a general measure of market performance. Calculation assumed dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The Barclays U.S. Corporate High Yield 2% Issuer Capped Index is an issuer constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which is included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investments in high-yield bonds (“junk bonds”) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when the interest rate increases. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon High Yield Bond VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio's expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio
Transamerica Aegon High Yield Bond VP
Initial Class	$1,000.00	$1,046.80	$3.81	$1,021.76	$3.76	0.73%
Service Class	1,000.00	1,045.60	5.11	1,020.49	5.05	0.98

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Corporate Debt Securities	90.9%
Securities Lending Collateral	18.3
Repurchase Agreement	3.0
Preferred Stocks	2.1
Loan Assignments	1.2
Preferred Corporate Debt Security	0.7
Common Stocks	0.5
Convertible Bond	0.3
Warrants	0.0	(A)
Other Assets and Liabilities - Net	(17.0)
Total	100.0%

(A)	Percentage rounds to less than 0.1%

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Principal	Value
PREFERRED CORPORATE DEBT SECURITY - 0.7%
Commercial Banks - 0.7%
Goldman Sachs Capital II 4.00%, 01/31/2014 (A) (B)	$ 3,403,000	$ 2,392,309

Total Preferred Corporate Debt Security (cost $2,487,177)		2,392,309

CORPORATE DEBT SECURITIES - 90.9%
Aerospace & Defense - 1.2%
Bombardier, Inc.
6.13%, 01/15/2023 - 144A (C)	470,000	466,475
7.50%, 03/15/2018 - 144A	140,000	159,250
7.75%, 03/15/2020 - 144A	400,000	454,000
Spirit Aerosystems, Inc.
6.75%, 12/15/2020	330,000	355,162
7.50%, 10/01/2017	735,000	764,400
Triumph Group, Inc. 8.63%, 07/15/2018	1,437,000	1,551,960
Airlines - 2.1%
American Airlines Pass-Through Trust
5.63%, 01/15/2021 - 144A	500,000	501,250
6.00%, 01/15/2017 - 144A	200,000	205,000
Continental Airlines Pass-Through Certificates 6.13%, 04/29/2018	546,000	570,570
Continental Airlines Pass-Through Trust
5.50%, 10/29/2020 (C)	420,000	432,600
6.90%, 04/19/2022	1,304,984	1,371,799
Delta Air Lines, Inc., Pass-Through Trust
6.38%, 01/02/2016 - 144A	470,000	499,375
6.75%, 11/23/2015	494,000	527,345
U.S. Airways Pass-Through Trust
5.38%, 11/15/2021	216,000	212,760
6.25%, 04/22/2023	503,162	549,705
6.75%, 06/03/2021	273,926	291,047
9.13%, 10/01/2015	677,779	715,057
US Airways Group, Inc. 6.13%, 06/01/2018 (C)	725,000	730,437
Auto Components - 0.5%
Dana Holding Corp. 6.00%, 09/15/2023 (C)	500,000	501,250
Goodyear Tire & Rubber Co. 6.50%, 03/01/2021	1,093,000	1,158,580
Automobiles - 1.3%
Chrysler Group LLC / CG Co.-Issuer, Inc.
8.00%, 06/15/2019 (C)	970,000	1,071,850
8.25%, 06/15/2021 (C)	430,000	489,125
Jaguar Land Rover Automotive PLC
4.13%, 12/15/2018 - 144A	400,000	402,500
5.63%, 02/01/2023 - 144A	1,150,000	1,150,000
8.13%, 05/15/2021 - 144A (C)	937,000	1,065,837
Beverages - 0.6%
Cott Beverages, Inc. 8.13%, 09/01/2018	1,863,000	2,012,040
Building Products - 2.0%
Associated Materials LLC / AMH New Finance, Inc. 9.13%, 11/01/2017	1,111,000	1,185,992

	Principal	Value
Building Products (continued)
Building Materials Holding Corp. 9.00%, 09/15/2018 - 144A	$ 675,000	$ 727,313
Euramax International, Inc. 9.50%, 04/01/2016	1,345,000	1,348,362
Ply Gem Industries, Inc.
8.25%, 02/15/2018 (C)	2,650,000	2,822,250
9.38%, 04/15/2017 (C)	162,000	174,960
Capital Markets - 0.2%
Credit Suisse Group AG 7.50%, 12/11/2023 - 144A (A) (B) (C)	600,000	633,750
Chemicals - 1.7%
Hexion US Finance Corp. 6.63%, 04/15/2020	2,160,000	2,214,000
Huntsman International LLC
8.63%, 03/15/2020 (C)	640,000	708,000
8.63%, 03/15/2021	651,000	735,630
Momentive Performance Materials, Inc. 8.88%, 10/15/2020 (C)	1,285,000	1,352,462
NOVA Chemicals Corp. 8.63%, 11/01/2019	410,000	451,513
Commercial Banks - 1.2%
CIT Group, Inc.
4.25%, 08/15/2017	571,000	594,554
5.00%, 05/15/2017	165,000	176,138
5.25%, 03/15/2018	185,000	198,412
5.50%, 02/15/2019 - 144A	452,000	484,770
Royal Bank of Scotland Group PLC
6.00%, 12/19/2023	1,065,000	1,072,583
6.13%, 12/15/2022	1,173,000	1,198,807
Commercial Services & Supplies - 3.3%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 8.25%, 01/15/2019	275,000	299,750
Ceridian Corp.
8.88%, 07/15/2019 - 144A	2,165,000	2,489,750
11.25%, 11/15/2015	1,173,000	1,181,797
12.25%, 11/15/2015 (Cash Rate: 12.25%) (D)	175,000	176,313
Hertz Corp.
5.88%, 10/15/2020	270,000	279,788
6.75%, 04/15/2019	1,800,000	1,939,500
United Rentals North America, Inc.
6.13%, 06/15/2023	300,000	304,500
7.38%, 05/15/2020	580,000	643,075
7.63%, 04/15/2022	2,425,000	2,694,781
8.25%, 02/01/2021	536,000	604,340
Computers & Peripherals - 0.9%
Dell, Inc.
6.50%, 04/15/2038	454,000	364,335
7.10%, 04/15/2028 (C)	907,000	798,160
NCR Escrow Corp.
5.88%, 12/15/2021 - 144A	90,000	91,688
6.38%, 12/15/2023 - 144A	225,000	229,781
Seagate HDD Cayman
6.88%, 05/01/2020 (C)	294,000	317,888
7.00%, 11/01/2021	970,000	1,070,637

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Construction & Engineering - 1.3%
Abengoa Finance SAU 7.75%, 02/01/2020 - 144A	$ 350,000	$ 360,500
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.88%, 02/15/2021 - 144A	692,000	683,350
K Hovnanian Enterprises, Inc.
7.25%, 10/15/2020 - 144A	485,000	520,769
7.50%, 05/15/2016	27,000	29,160
9.13%, 11/15/2020 - 144A	2,460,000	2,699,850
Consumer Finance - 2.2%
Ally Financial, Inc.
5.50%, 02/15/2017	1,000,000	1,082,500
7.50%, 09/15/2020	900,000	1,048,500
SLM Corp., Series MTN 4.88%, 06/17/2019 (C)	900,000	896,808
Springleaf Finance Corp. 6.00%, 06/01/2020 (C)	1,000,000	1,000,000
Springleaf Finance Corp., Series MTN
5.40%, 12/01/2015 (C)	400,000	416,000
6.90%, 12/15/2017	2,301,000	2,514,993
Containers & Packaging - 1.6%
Ball Corp. 4.00%, 11/15/2023 (C)	579,000	518,205
Graphic Packaging International, Inc.
4.75%, 04/15/2021	285,000	282,150
7.88%, 10/01/2018	670,000	726,950
Packaging Dynamics Corp. 8.75%, 02/01/2016 - 144A	1,505,000	1,546,387
Sealed Air Corp.
6.88%, 07/15/2033 - 144A	224,000	213,920
8.13%, 09/15/2019 - 144A	395,000	443,388
8.38%, 09/15/2021 - 144A	498,000	565,230
Tekni-Plex, Inc. 9.75%, 06/01/2019 - 144A	825,000	936,375
Diversified Consumer Services - 0.5%
Service Corp., International 7.00%, 06/15/2017 - 05/15/2019	1,488,000	1,650,160
Diversified Financial Services - 4.2%
Bank of America Corp. 8.00%, 01/30/2018 (A) (B)	1,305,000	1,445,940
Citigroup, Inc.
5.90%, 02/15/2023 (A) (B) (C)	1,152,000	1,077,120
5.95%, 01/30/2023 (A) (B) (C)	1,668,000	1,543,484
Denali Borrower LLC / Denali Finance Corp. 5.63%, 10/15/2020 - 144A (C)	3,022,000	2,995,557
General Motors Financial Co., Inc. 4.75%, 08/15/2017 - 144A	720,000	764,100
General Motors Financial Co., Inc. (Escrow Shares) 7.20%, 01/15/2049	805,000	5
ING US, Inc. 5.65%, 05/15/2053 (A)	1,034,000	1,005,565
JPMorgan Chase & Co.
5.15%, 05/01/2023 (A) (B)	1,371,000	1,230,473
7.90%, 04/30/2018 (A) (B)	894,000	985,635
Nuveen Investments, Inc.
9.13%, 10/15/2017 - 144A (C)	380,000	380,000
9.50%, 10/15/2020 - 144A (C)	1,799,000	1,803,497

	Principal	Value
Diversified Telecommunication Services - 9.1%
Altice Financing SA 6.50%, 01/15/2022 - 144A	$ 329,000	$ 332,290
CenturyLink, Inc.
5.63%, 04/01/2020	326,000	331,705
6.75%, 12/01/2023 (C)	534,000	540,675
7.60%, 09/15/2039	419,000	372,910
7.65%, 03/15/2042	3,253,000	2,903,303
Cincinnati Bell, Inc. 8.38%, 10/15/2020 (C)	1,176,000	1,273,020
Frontier Communications Corp.
7.63%, 04/15/2024	238,000	237,405
9.00%, 08/15/2031	3,199,000	3,143,017
Hughes Satellite Systems Corp.
6.50%, 06/15/2019	1,289,000	1,395,343
7.63%, 06/15/2021	1,300,000	1,449,500
Intelsat Jackson Holdings SA
5.50%, 08/01/2023 - 144A	1,719,000	1,635,199
7.25%, 04/01/2019	650,000	702,000
Koninklijke KPN NV 7.00%, 03/28/2073 - 144A (A) (C)	375,000	380,130
Level 3 Communications, Inc. 8.88%, 06/01/2019 (C)	144,000	157,320
Level 3 Financing, Inc.
6.13%, 01/15/2021 - 144A	136,000	137,360
7.00%, 06/01/2020	1,575,000	1,669,500
8.13%, 07/01/2019 (C)	1,160,000	1,270,200
Sprint Capital Corp. 8.75%, 03/15/2032	2,951,000	3,164,947
Telecom Italia Capital SA 7.00%, 06/04/2018	915,000	1,013,363
Virgin Media Finance PLC 6.38%, 04/15/2023 - 144A (C)	1,840,000	1,872,200
Virgin Media Secured Finance PLC 6.50%, 01/15/2018	905,000	937,806
Wind Acquisition Finance SA
7.25%, 02/15/2018 - 144A	770,000	810,425
11.75%, 07/15/2017 - 144A	200,000	212,750
Windstream Corp.
7.75%, 10/15/2020 (C)	1,379,000	1,463,464
7.75%, 10/01/2021	1,475,000	1,563,500
Electric Utilities - 2.2%
Elwood Energy LLC 8.16%, 07/05/2026	1,751,378	1,878,353
Homer City Generation, LP
8.14%, 10/01/2019 (Cash Rate: 8.14%) (D)	331,366	349,591
8.73%, 10/01/2026 (Cash Rate: 8.73%) (D)	2,473,005	2,596,655
LSP Energy, LP (Escrow Shares) 8.16%, 07/15/2025 (E)	1,250,000	13
Red Oak Power LLC 9.20%, 11/30/2029	1,980,000	2,158,200
Electronic Equipment & Instruments - 0.2%
Belden, Inc. 5.50%, 09/01/2022 - 144A	770,000	754,600
Energy Equipment & Services - 3.7%
El Paso LLC 7.25%, 06/01/2018 (C)	3,603,000	4,113,329
El Paso LLC, Series MTN 7.80%, 08/01/2031	365,000	370,390

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Energy Equipment & Services (continued)
NuStar Logistics, LP
4.80%, 09/01/2020	$ 682,000	$ 642,694
6.75%, 02/01/2021	650,000	670,745
8.15%, 04/15/2018	2,088,000	2,364,660
Pacific Drilling SA 5.38%, 06/01/2020 - 144A	520,000	522,600
Regency Energy Partners, LP / Regency Energy Finance Corp.
5.75%, 09/01/2020 (C)	1,800,000	1,858,500
6.88%, 12/01/2018 (C)	1,293,000	1,386,743
Food & Staples Retailing - 0.8%
Rite Aid Corp.
6.75%, 06/15/2021 (C)	663,000	695,321
7.70%, 02/15/2027	840,000	867,300
10.25%, 10/15/2019	970,000	1,086,400
Food Products - 1.2%
ARAMARK Corp. 5.75%, 03/15/2020 - 144A	725,000	757,625
JBS USA LLC / JBS USA Finance, Inc. 7.25%, 06/01/2021 - 144A	709,000	737,360
Post Holdings, Inc.
7.38%, 02/15/2022	1,942,000	2,077,940
7.38%, 02/15/2022 - 144A	121,000	129,470
Gas Utilities - 0.1%
Star Gas Partners, LP / Star Gas Finance Co. 8.88%, 12/01/2017	409,000	429,450
Health Care Equipment & Supplies - 1.4%
Accellent, Inc. 10.00%, 11/01/2017	415,000	428,488
Biomet, Inc. 6.50%, 08/01/2020	1,485,000	1,559,250
Hologic, Inc. 6.25%, 08/01/2020	1,064,000	1,122,520
Mallinckrodt International Finance SA
3.50%, 04/15/2018 - 144A	270,000	264,867
4.75%, 04/15/2023 - 144A	1,079,000	995,850
Health Care Providers & Services - 6.6%
CHS / Community Health Systems, Inc.
7.13%, 07/15/2020 (C)	2,061,000	2,138,287
8.00%, 11/15/2019	2,725,000	2,956,625
DaVita HealthCare Partners, Inc.
5.75%, 08/15/2022	954,000	965,925
6.38%, 11/01/2018 (C)	1,525,000	1,601,250
Fresenius Medical Care US Finance II, Inc. 5.63%, 07/31/2019 - 144A	1,097,000	1,184,760
HCA Holdings, Inc.
6.25%, 02/15/2021 (C)	287,000	300,274
7.75%, 05/15/2021	860,000	939,550
HCA, Inc.
6.50%, 02/15/2020	570,000	626,287
7.50%, 02/15/2022	2,552,000	2,800,820
7.88%, 02/15/2020	900,000	966,375
HealthSouth Corp. 7.75%, 09/15/2022 (C)	1,707,000	1,869,165
LifePoint Hospitals, Inc.
5.50%, 12/01/2021 - 144A	431,000	432,616
6.63%, 10/01/2020	1,694,000	1,804,110

	Principal	Value
Health Care Providers & Services (continued)
Tenet Healthcare Corp.
4.38%, 10/01/2021	$ 255,000	$ 239,700
6.00%, 10/01/2020 - 144A	1,441,000	1,504,044
6.25%, 11/01/2018	105,000	116,288
8.13%, 04/01/2022	572,000	616,330
Hotels, Restaurants & Leisure - 5.4%
Caesars Entertainment Operating Co., Inc.
8.00%, 10/01/2020 - 144A	463,000	481,520
9.00%, 02/15/2020	458,000	445,405
10.00%, 12/15/2018	2,200,000	1,056,000
11.25%, 06/01/2017	285,000	289,988
12.75%, 04/15/2018	1,910,000	1,079,150
Felcor Lodging, LP 5.63%, 03/01/2023	621,000	605,475
Gibson Brands, Inc. 8.88%, 08/01/2018 - 144A (C)	257,000	271,135
MGM Resorts International
6.63%, 12/15/2021 (C)	905,000	957,037
6.75%, 10/01/2020 (C)	285,000	304,950
10.00%, 11/01/2016 (C)	1,375,000	1,650,000
11.38%, 03/01/2018 (C)	2,280,000	2,895,600
MISA Investments, Ltd. 8.63%, 08/15/2018 - 144A (D)	146,000	151,110
NCL Corp., Ltd. 5.00%, 02/15/2018 (C)	242,000	249,260
Pinnacle Entertainment, Inc. 7.50%, 04/15/2021 (C)	1,755,000	1,904,175
PNK Finance Corp. 6.38%, 08/01/2021 - 144A (C)	265,000	270,963
Regal Cinemas Corp. 8.63%, 07/15/2019	1,281,000	1,373,872
Seneca Gaming Corp. 8.25%, 12/01/2018 - 144A	671,000	721,325
Viking Cruises, Ltd. 8.50%, 10/15/2022 - 144A	1,201,000	1,357,130
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 7.75%, 08/15/2020	1,135,000	1,274,037
Household Durables - 4.4%
Beazer Homes USA, Inc.
6.63%, 04/15/2018	826,000	885,885
7.25%, 02/01/2023	1,728,000	1,728,000
7.50%, 09/15/2021 - 144A	390,000	403,650
9.13%, 06/15/2018	856,000	915,920
Brookfield Residential Properties, Inc. 6.50%, 12/15/2020 - 144A	427,000	443,013
Jarden Corp. 7.50%, 05/01/2017 - 01/15/2020	1,946,000	2,147,947
KB Home
7.25%, 06/15/2018 (C)	178,000	196,245
9.10%, 09/15/2017 (C)	1,540,000	1,805,650
Meritage Homes Corp.
4.50%, 03/01/2018	440,000	437,800
7.00%, 04/01/2022 (C)	742,000	784,665
7.15%, 04/15/2020	1,240,000	1,339,200
7.15%, 04/15/2020 - 144A	87,000	93,960
PulteGroup, Inc. 6.13%, 11/15/2049 (E)	690,000	0

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Household Durables (continued)
Standard Pacific Corp.
6.25%, 12/15/2021	$ 615,000	$ 641,137
8.38%, 05/15/2018	225,000	264,375
8.38%, 01/15/2021 (C)	748,000	871,420
Tempur Sealy International, Inc. 6.88%, 12/15/2020 (C)	937,000	1,021,330
Household Products - 1.8%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.75%, 10/15/2020	319,000	325,380
6.88%, 02/15/2021 (C)	100,000	107,750
7.13%, 04/15/2019	2,695,000	2,870,175
9.88%, 08/15/2019	1,000,000	1,112,500
Sun Products Corp. 7.75%, 03/15/2021 - 144A (C)	1,317,000	1,158,960
Independent Power Producers & Energy Traders - 2.3%
Calpine Corp.
7.50%, 02/15/2021 - 144A	1,195,000	1,304,044
7.88%, 07/31/2020 - 144A (C)	720,000	788,400
7.88%, 01/15/2023 - 144A	626,000	683,905
NRG Energy, Inc.
7.63%, 01/15/2018	1,175,000	1,339,500
7.88%, 05/15/2021 (C)	2,615,000	2,896,112
8.25%, 09/01/2020	400,000	443,000
Insurance - 1.2%
Lincoln National Corp. 7.00%, 05/17/2066 (A)	2,823,000	2,875,931
Prudential Financial, Inc. 5.20%, 03/15/2044 (A) (C)	913,000	883,328
IT Services - 1.0%
SunGard Data Systems, Inc.
6.63%, 11/01/2019	432,000	453,600
7.38%, 11/15/2018	485,000	513,494
7.63%, 11/15/2020 (C)	2,154,000	2,347,860
Machinery - 0.1%
Wise Metals Group LLC / Wise Alloys Finance Corp. 8.75%, 12/15/2018 - 144A	230,000	242,075
Media - 7.1%
Cablevision Systems Corp.
5.88%, 09/15/2022 (C)	894,000	856,005
7.75%, 04/15/2018	1,668,000	1,861,905
8.00%, 04/15/2020 (C)	684,000	764,370
CCO Holdings LLC / CCO Holdings Capital Corp.
5.13%, 02/15/2023	780,000	723,450
5.75%, 01/15/2024 (C)	2,816,000	2,661,120
6.50%, 04/30/2021	550,000	565,125
Cequel Communications Holdings I LLC / Cequel Capital Corp. 6.38%, 09/15/2020 - 144A	988,000	1,012,700
Clear Channel Worldwide Holdings, Inc.
6.50%, 11/15/2022	2,457,000	2,509,211
7.63%, 03/15/2020	1,818,000	1,909,485
DISH DBS Corp.
4.63%, 07/15/2017 (C)	1,330,000	1,393,175
5.88%, 07/15/2022	1,044,000	1,044,000
7.88%, 09/01/2019	800,000	916,000

	Principal	Value
Media (continued)
Griffey Intermediate, Inc. / Griffey Finance Sub LLC 7.00%, 10/15/2020 - 144A (C)	$ 726,000	$ 575,355
Nara Cable Funding, Ltd. 8.88%, 12/01/2018 - 144A	605,000	650,375
Regal Entertainment Group 5.75%, 06/15/2023 (C)	810,000	795,825
Sirius XM Holdings, Inc. 5.75%, 08/01/2021 - 144A (C)	910,000	919,100
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 7.50%, 03/15/2019 - 144A	961,000	1,045,088
Univision Communications, Inc.
6.88%, 05/15/2019 - 144A	346,000	369,788
7.88%, 11/01/2020 - 144A	1,970,000	2,164,537
Metals & Mining - 0.7%
ArcelorMittal 7.50%, 10/15/2039	575,000	564,937
Walter Energy, Inc. 9.50%, 10/15/2019 - 144A (C)	1,442,000	1,521,310
Multiline Retail - 0.3%
Brookstone Co., Inc. 13.00%, 10/15/2014 - 144A	715,000	539,825
JC Penney Corp., Inc.
7.40%, 04/01/2037	340,000	252,450
7.95%, 04/01/2017 (C)	300,000	261,000
Oil, Gas & Consumable Fuels - 4.2%
Antero Resources Finance Corp. 5.38%, 11/01/2021 - 144A	523,000	528,230
BreitBurn Energy Partners, LP / BreitBurn Finance Corp. 7.88%, 04/15/2022 (C)	679,000	706,160
Chesapeake Energy Corp.
6.13%, 02/15/2021	867,000	929,857
6.63%, 08/15/2020 (C)	727,000	812,423
Continental Resources, Inc.
7.13%, 04/01/2021	350,000	396,813
8.25%, 10/01/2019	740,000	808,450
Energy XXI Gulf Coast, Inc. 7.50%, 12/15/2021 - 144A	1,036,000	1,080,030
Linn Energy LLC / Linn Energy Finance Corp.
7.00%, 11/01/2019 - 144A (C)	775,000	782,750
7.75%, 02/01/2021 (C)	900,000	951,750
8.63%, 04/15/2020	770,000	831,600
Newfield Exploration Co.
5.75%, 01/30/2022	600,000	618,000
6.88%, 02/01/2020	475,000	508,844
Plains Exploration & Production Co. 6.75%, 02/01/2022	2,285,000	2,516,982
SM Energy Co. 6.50%, 11/15/2021 - 01/01/2023	1,110,000	1,173,225
Whiting Petroleum Corp. 5.75%, 03/15/2021	595,000	615,825
Paper & Forest Products - 0.7%
Ainsworth Lumber Co., Ltd. 7.50%, 12/15/2017 - 144A	329,000	353,675
Boise Cascade Co. 6.38%, 11/01/2020	1,117,000	1,175,642

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Paper & Forest Products (continued)
Exopack Holdings SA 7.88%, 11/01/2019 - 144A	$ 550,000	$ 561,000
Personal Products - 0.6%
First Quality Finance Co., Inc. 4.63%, 05/15/2021 - 144A	820,000	779,000
Revlon Consumer Products Corp. 5.75%, 02/15/2021 (C)	998,000	984,277
Pharmaceuticals - 1.1%
Salix Pharmaceuticals, Ltd. 6.00%, 01/15/2021 - 144A	363,000	372,075
Valeant Pharmaceuticals International, Inc.
6.88%, 12/01/2018 - 144A	2,450,000	2,621,500
7.00%, 10/01/2020 - 144A	300,000	323,250
7.50%, 07/15/2021 - 144A	230,000	252,425
Real Estate Investment Trusts - 0.6%
DuPont Fabros Technology, LP 5.88%, 09/15/2021	90,000	92,925
Host Hotels & Resorts, LP
5.88%, 06/15/2019	1,150,000	1,248,041
6.00%, 10/01/2021	500,000	544,410
Real Estate Management & Development - 0.7%
Algeco Scotsman Global Finance PLC 8.50%, 10/15/2018 - 144A (C)	2,170,000	2,349,025
Road & Rail - 1.4%
Aviation Capital Group Corp.
4.63%, 01/31/2018 - 144A	431,000	446,181
6.75%, 04/06/2021 - 144A (C)	1,780,000	1,935,631
7.13%, 10/15/2020 - 144A	90,000	100,823
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 9.75%, 03/15/2020	1,545,000	1,811,512
Semiconductors & Semiconductor Equipment - 0.8%
Freescale Semiconductor, Inc.
5.00%, 05/15/2021 - 144A (C)	629,000	611,702
6.00%, 01/15/2022 - 144A (C)	1,250,000	1,265,625
NXP BV / NXP Funding LLC
3.75%, 06/01/2018 - 144A (C)	250,000	251,875
5.75%, 03/15/2023 - 144A (C)	525,000	534,188
Software - 1.9%
First Data Corp.
6.75%, 11/01/2020 - 144A	2,779,000	2,890,160
7.38%, 06/15/2019 - 144A	153,000	163,328
8.75%, 01/15/2022 - 144A (D)	1,183,000	1,262,852
8.88%, 08/15/2020 - 144A	396,000	438,075
11.75%, 08/15/2021 - 144A (F)	440,000	464,200
11.75%, 08/15/2021 - 144A	552,000	582,360
Interface Security Systems Holdings, Inc. / Interface Security Systems LLC 9.25%, 01/15/2018 - 144A	138,000	142,830
Specialty Retail - 0.9%
Claire's Stores, Inc.
7.75%, 06/01/2020 - 144A (C)	165,000	153,450
9.00%, 03/15/2019 - 144A	1,795,000	1,947,575
L Brands, Inc. 7.60%, 07/15/2037	619,000	629,059
Textiles, Apparel & Luxury Goods - 0.7%
Levi Strauss & Co. 6.88%, 05/01/2022 (C)	1,696,000	1,865,600

	Principal	Value
Textiles, Apparel & Luxury Goods (continued)
PVH Corp. 7.38%, 05/15/2020	$ 360,000	$ 396,450
Transportation Infrastructure - 0.3%
syncreon Group BV / syncreon Global Finance US, Inc. 8.63%, 11/01/2021 - 144A	975,000	1,009,125
Wireless Telecommunication Services - 2.6%
Cricket Communications, Inc. 7.75%, 10/15/2020	940,000	1,071,600
MetroPCS Wireless, Inc. 6.63%, 04/01/2023 - 144A (C)	1,500,000	1,548,750
Sprint Communications, Inc. 9.00%, 11/15/2018 - 144A	2,315,000	2,789,575
Sprint Corp.
7.13%, 06/15/2024 - 144A	540,000	548,100
7.88%, 09/15/2023 - 144A	1,585,000	1,703,875
T-Mobile USA, Inc. 6.13%, 01/15/2022	566,000	575,905

Total Corporate Debt Securities (cost $281,534,303)		289,591,245

CONVERTIBLE BOND - 0.3%

Diversified Telecommunication Services - 0.3%
Level 3 Financing, Inc. 8.63%, 07/15/2020	1,000,000	1,120,000

Total Convertible Bond (cost $1,037,817)		1,120,000

LOAN ASSIGNMENTS - 1.2%
Communications Equipment - 0.1%
Sorenson Communications, 1st Lien 9.50%, 10/31/2014	297,750	301,937
Energy Equipment & Services - 0.5%
Stallion Oilfield Holdings, Inc., Term Loan B 8.00%, 06/19/2018 (A)	1,442,750	1,469,802
Multiline Retail - 0.4%
JC Penney Corp., Inc., 1st Lien 6.00%, 05/22/2018 (A)	1,442,750	1,407,283
Paper & Forest Products - 0.2%
Exopack, LLC, New Term Loan B 5.25%, 05/08/2019 (A)	529,000	537,596

Total Loan Assignments (cost $3,690,383)		3,716,618

	Shares	Value
PREFERRED STOCKS - 2.1%
Capital Markets - 0.2%
Goldman Sachs Group, Inc. - Series J, 5.50% (A) (C)	19,688	438,845
Morgan Stanley, 6.88% (A) (C)	9,025	225,896
Commercial Banks - 0.4%
GMAC Capital Trust I - Series 2, 8.13% (A)	50,500	1,350,370
Consumer Finance - 1.1%
Ally Financial, Inc. 144A, 7.00%	1,077	1,028,636
Ally Financial, Inc. - Series A, 8.50% (A)	94,075	2,525,914
Diversified Financial Services - 0.2%
Citigroup, Inc., 6.88% (A)	18,000	456,120

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
Insurance - 0.2%
Hartford Financial Services Group, Inc., 7.88% (A) (C)	22,617	$ 648,203

Total Preferred Stocks (cost $5,757,514)		6,673,984

COMMON STOCKS - 0.5%
Automobiles - 0.1%
General Motors Co. (G)	3,467	141,684
Motors Liquidation Co. GUC Trust (G)	826	26,556
Independent Power Producers & Energy Traders - 0.4%
Dynegy, Inc. - Class A (C) (G)	66,561	1,432,393

Total Common Stocks (cost $2,004,334)		1,600,633

WARRANTS - 0.0% (H)
Automobiles - 0.0% (H)
General Motors Co., Class A (G) Expiration: 07/10/2016 Exercise Price: $10.0	217	6,750
General Motors Co., Class A (G) Expiration: 07/10/2019 Exercise Price: $18.33	217	5,013

Total Warrants (cost $0)		11,763

	Shares	Value
SECURITIES LENDING COLLATERAL - 18.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (I)	58,291,117	$ 58,291,117

Total Securities Lending Collateral (cost $58,291,117)		58,291,117

	Principal	Value
REPURCHASE AGREEMENT - 3.0%
State Street Bank & Trust Co. 0.01% (I), dated 12/31/2013, to be repurchased at $9,530,886 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 03/20/2028, and with a value of $9,724,344.	$ 9,530,881	9,530,881

Total Repurchase Agreement (cost $9,530,881)		9,530,881

Total Investment Securities (cost $364,333,526) (J)		372,928,550
Other Assets and Liabilities - Net - (17.0)%		(54,258,604)

Net Assets - 100.0%		$318,669,946

VALUATION SUMMARY: (K)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Preferred Corporate Debt Security	$—	$2,392,309	$—	$2,392,309
Corporate Debt Securities
Aerospace & Defense	—	3,751,247	—	3,751,247
Airlines	—	6,606,945	—	6,606,945
Auto Components	—	1,659,830	—	1,659,830
Automobiles	—	4,179,312	—	4,179,312
Beverages	—	2,012,040	—	2,012,040
Building Products	—	6,258,877	—	6,258,877
Capital Markets	—	633,750	—	633,750
Chemicals	—	5,461,605	—	5,461,605
Commercial Banks	—	3,725,264	—	3,725,264
Commercial Services & Supplies	—	10,613,594	—	10,613,594
Computers & Peripherals	—	2,872,489	—	2,872,489
Construction & Engineering	—	4,293,629	—	4,293,629
Consumer Finance	—	6,958,801	—	6,958,801
Containers & Packaging	—	5,232,605	—	5,232,605
Diversified Consumer Services	—	1,650,160	—	1,650,160
Diversified Financial Services	—	13,231,376	—	13,231,376
Diversified Telecommunication Services	—	28,969,332	—	28,969,332
Electric Utilities	—	6,982,799	13	6,982,812
Electronic Equipment & Instruments	—	754,600	—	754,600
Energy Equipment & Services	—	11,929,661	—	11,929,661
Food & Staples Retailing	—	2,649,021	—	2,649,021
Food Products	—	3,702,395	—	3,702,395
Gas Utilities	—	429,450	—	429,450
Health Care Equipment & Supplies	—	4,370,975	—	4,370,975

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

VALUATION SUMMARY (continued): (K)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
Health Care Providers & Services	$—	$21,062,406	$—	$21,062,406
Hotels, Restaurants & Leisure	—	17,338,132	—	17,338,132
Household Durables	—	13,980,197	0	13,980,197
Household Products	—	5,574,765	—	5,574,765
Independent Power Producers & Energy Traders	—	7,454,961	—	7,454,961
Insurance	—	3,759,259	—	3,759,259
IT Services	—	3,314,954	—	3,314,954
Machinery	—	242,075	—	242,075
Media	—	22,736,614	—	22,736,614
Metals & Mining	—	2,086,247	—	2,086,247
Multiline Retail	—	1,053,275	—	1,053,275
Oil, Gas & Consumable Fuels	—	13,260,939	—	13,260,939
Paper & Forest Products	—	2,090,317	—	2,090,317
Personal Products	—	1,763,277	—	1,763,277
Pharmaceuticals	—	3,569,250	—	3,569,250
Real Estate Investment Trusts	—	1,885,376	—	1,885,376
Real Estate Management & Development	—	2,349,025	—	2,349,025
Road & Rail	—	4,294,147	—	4,294,147
Semiconductors & Semiconductor Equipment	—	2,663,390	—	2,663,390
Software	—	5,943,805	—	5,943,805
Specialty Retail	—	2,730,084	—	2,730,084
Textiles, Apparel & Luxury Goods	—	2,262,050	—	2,262,050
Transportation Infrastructure	—	1,009,125	—	1,009,125
Wireless Telecommunication Services	—	8,237,805	—	8,237,805
Convertible Bond	—	1,120,000	—	1,120,000
Loan Assignments	—	3,716,618	—	3,716,618
Preferred Stocks	6,673,984	—	—	6,673,984
Common Stocks	1,600,633	—	—	1,600,633
Warrants	11,763	—	—	11,763
Securities Lending Collateral	58,291,117	—	—	58,291,117
Repurchase Agreement	—	9,530,881	—	9,530,881
Total Investment Securities	$66,577,497	$306,351,040	$13	$372,928,550

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at December 31, 2012	Purchases	Sales	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3 (L)	Transfers out of Level 3	Ending Balance at December 31, 2013 (M)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2013
Corporate Debt Securities	$0	$—	$—	$—	$—	$—	$13	$—	$13	$—

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate note. Rate is listed as of December 31, 2013.
(B)	The security has a perpetual maturity. The date shown is the next call date.
(C)	All or a portion of this security is on loan. The value of all securities on loan is $57,095,350. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If a security makes cash payment in addition to in-kind, the cash rate is disclosed seperately.
(E)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate fair value of securities is $13, or less than 0.01% of the portfolio’s net assets.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS (continued):

(F)	When-issued security. A conditional transaction in a security authorized for issuance, but not yet issued.
(G)	Non-income producing security.
(H)	Percentage rounds to less than 0.1%.
(I)	Rate shown reflects the yield at December 31, 2013.
(J)	Aggregate cost for federal income tax purposes is $364,342,167. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $12,787,346 and $4,200,963, respectively. Net unrealized appreciation for tax purposes is $8,586,383.
(K)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(L)	Transferred into Level 3 because of unavailability of observable inputs.
(M)	Level 3 securities were not considered significant to the portfolio.

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities aggregated $85,128,952, or 26.71% of the portfolio's net assets.
MTN	Medium Term Note

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon High Yield Bond VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment securities, at value (cost: $354,802,645) (including securities loaned of $57,095,350)	$363,397,669
Repurchase agreement, at value (cost: $9,530,881)	9,530,881
Cash	46,449
Receivables:
Shares sold	76,897
Interest	5,164,329
Dividends	12,640
Securities lending income (net)	11,456
Prepaid expenses	4,962

Total assets	378,245,283

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	514,999
Investment securities purchased	486,420
Management and advisory fees	177,701
Distribution and service fees	34,673
Administration fees	6,941
Transfer agent fees	818
Trustees fees	114
Audit and tax fees	20,071
Custody fees	5,562
Legal fees	1,444
Printing and shareholder reports fees	34,734
Other	743
Collateral for securities on loan	58,291,117

Total liabilities	59,575,337

Net assets	$318,669,946

Net assets consist of:
Capital stock ($0.01 par value)	$386,146
Additional paid-in capital	316,868,000
Undistributed (accumulated) net investment income (loss)	17,290,675
Undistributed (accumulated) net realized gain (loss)	(24,469,899)
Net unrealized appreciation (depreciation) on:
Investment securities	8,595,024

Net assets	$318,669,946

Net assets by class:
Initial Class	$157,928,835
Service Class	160,741,111

Shares outstanding:
Initial Class	19,251,134
Service Class	19,363,439

Net asset value and offering price per share:
Initial Class	$8.20
Service Class	8.30

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income	$450,517
Interest income (net of withholding taxes on foreign interest of $136)	19,133,904
Securities lending income (net)	151,999

Total investment income	19,736,420

Expenses:
Management and advisory	1,884,953
Distribution and service:
Service Class	321,725
Administration	73,631
Transfer agent	4,215
Trustees	8,725
Audit and tax	20,472
Custody	74,221
Legal	12,418
Printing and shareholder reports	40,354
Other	13,114

Total expenses	2,453,828

Net investment income (loss)	17,282,592

Net realized gain (loss) on transactions from:
Investment securities	6,634,408

Net realized gain (loss)	6,634,408

Net change in unrealized appreciation (depreciation) on:
Investment securities	(5,392,459)

Net change in unrealized appreciation (depreciation)	(5,392,459)

Net realized and change in unrealized gain (loss)	1,241,949

Net increase (decrease) in net assets resulting from operations	$18,524,541

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon High Yield Bond VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$17,282,592	$16,565,885
Net realized gain (loss)	6,634,408	6,700,589
Net change in unrealized appreciation (depreciation)	(5,392,459)	16,108,390
Net increase (decrease) in net assets resulting from operations	18,524,541	39,374,864

Distributions to shareholders:
Net investment income:
Initial Class	(9,211,449)	(10,330,517)
Service Class	(7,187,936)	(5,041,113)
Total distributions from net investment income	(16,399,385)	(15,371,630)
Total distributions to shareholders	(16,399,385)	(15,371,630)

Capital share transactions:
Proceeds from shares sold:
Initial Class	36,010,594	55,922,544
Service Class	101,160,209	71,684,541
	137,170,803	127,607,085
Dividends and distributions reinvested:
Initial Class	9,211,449	10,330,517
Service Class	7,187,936	5,041,113
	16,399,385	15,371,630
Cost of shares redeemed:
Initial Class	(69,069,514)	(51,849,452)
Service Class	(58,958,078)	(40,384,011)
	(128,027,592)	(92,233,463)
Net increase (decrease) in net assets resulting from capital share transactions	25,542,596	50,745,252
Net increase (decrease) in net assets	27,667,752	74,748,486

Net assets:
Beginning of year	291,002,194	216,253,708
End of year	$318,669,946	$291,002,194
Undistributed (accumulated) net investment income (loss)	$17,290,675	$16,397,729

Share activity:
Shares issued:
Initial Class	4,323,794	7,008,588
Service Class	12,114,534	8,903,762
	16,438,328	15,912,350
Shares issued-reinvested from dividends and distributions:
Initial Class	1,171,940	1,327,830
Service Class	903,007	639,735
	2,074,947	1,967,565
Shares redeemed:
Initial Class	(8,288,457)	(6,547,401)
Service Class	(6,976,354)	(5,036,733)
	(15,264,811)	(11,584,134)

Net increase (decrease) in shares outstanding:
Initial Class	(2,792,723)	1,789,017
Service Class	6,041,187	4,506,764
	3,248,464	6,295,781

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon High Yield Bond VP

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each year	Initial Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$8.19	$7.41	$7.67	$7.95	$5.87
Investment operations
Net investment income (loss)(A)	0.50	0.53	0.55	0.59	0.66
Net realized and unrealized gain (loss)	0.02	0.73	(0.21)	0.33	2.04
Total investment operations	0.52	1.26	0.34	0.92	2.70
Distributions
Net investment income	(0.51)	(0.48)	(0.60)	(1.20)	(0.62)
Total distributions	(0.51)	(0.48)	(0.60)	(1.20)	(0.62)
Net asset value
End of year	$8.20	$8.19	$7.41	$7.67	$7.95
Total return(B)	6.60%	17.37%	4.77%	12.58%	47.05%
Net assets end of year (000's)	$157,929	$180,574	$150,132	$164,509	$187,509
Ratio and supplemental data
Expenses to average net assets	0.72%	0.74%	0.72%	0.73%	0.80%
Net investment income (loss) to average net assets	5.98%	6.62%	7.12%	7.50%	9.38%
Portfolio turnover rate	56%	68%	88%	140%	85%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note:	Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Service Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$8.29	$7.50	$7.76	$8.04	$5.94
Investment operations
Net investment income (loss)(A)	0.48	0.51	0.54	0.57	0.64
Net realized and unrealized gain (loss)	0.02	0.75	(0.22)	0.34	2.07
Total investment operations	0.50	1.26	0.32	0.91	2.71
Distributions
Net investment income	(0.49)	(0.47)	(0.58)	(1.19)	(0.61)
Total distributions	(0.49)	(0.47)	(0.58)	(1.19)	(0.61)
Net asset value
End of year	$8.30	$8.29	$7.50	$7.76	$8.04
Total return(B)	6.33%	17.10%	4.54%	12.31%	46.67%
Net assets end of year (000's)	$160,741	$110,428	$66,122	$48,221	$26,405
Ratio and supplemental data
Expenses to average net assets	0.97%	0.99%	0.97%	0.98%	1.05%
Net investment income (loss) to average net assets	5.72%	6.34%	6.89%	7.20%	8.75%
Portfolio turnover rate	56%	68%	88%	140%	85%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note:	Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon High Yield Bond VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

This report must be accompanied by the Portfolio's current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio's financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other in the Statement of Operations.

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unsecured loan participations at December 31, 2013.

When-Issued, forward delivery securities and delayed delivery settlements: The Portfolio may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued transactions to

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. Government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses on the security.

Payment in-kind securities (“PIKs”): PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from unrealized appreciation or depreciation on investments to interest receivable in the Statement of Assets and Liabilities.

The PIKs at December 31, 2013 are listed in the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2013 are listed in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio's Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

For assets and liabilities for which significant unobservable inputs (Level 3), GAAP requires a reconciliation of the beginning to the ending balances for reported market values that presents changes attributed to the total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of the Portfolio's Schedule of Investments.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio's Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio's investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management, LLC (“AUIM”) is both an affiliate and sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $750 million	0.640%
Over $750 million	0.600%

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.85%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$192,647,766
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	159,239,735
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to wash sales, and paydown gain/loss.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$229
Undistributed (accumulated) net investment income (loss)	9,739
Undistributed (accumulated) net realized gain (loss)	(9,968)

At December 31, 2013, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 24,461,258	December 31, 2017

The capital loss carryforwards utilized or expired during the year ended December 31, 2013 were $6,624,575.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$16,399,385
Long-Term Capital Gain	—

2012 Distributions paid from:
Ordinary Income	15,371,630
Long-Term Capital Gain	—

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$17,290,675

Undistributed Long-term Capital Gain	—

Capital Loss Carryforwards	(24,461,258)

Post October Short-Term Capital Loss Deferral	—

Post October Long-Term Capital Loss Deferral	—

Late Year Ordinary Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	8,586,383

Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio's financial statements.

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio's financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Aegon High Yield Bond VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Aegon High Yield Bond VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Aegon High Yield Bond VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon High Yield Bond VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Money Market VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio
Transamerica Aegon Money Market VP
Initial Class	$1,000.00	$1,000.00	$1.17	$1,024.31	$1.19	0.23%
Service Class	1,000.00	1,000.00	1.17	1,024.31	1.19	0.23

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Commercial Paper	49.6%
Certificates of Deposit	38.6
Repurchase Agreements	5.5
Short-Term U.S. Government Agency Obligation	2.4
Demand Note	2.1
Short-Term U.S. Government Obligation	1.6
Asset-Backed Security	0.1
Other Assets and Liabilities - Net	0.1
Total	100.0%

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Money Market VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Principal	Value
ASSET-BACKED SECURITY - 0.1%
CCG Receivables Trust Series 2013-1, Class A1 0.37%, 04/14/2014 - 144A	$ 319,168	$ 319,168

Total Asset-Backed Security (cost $319,168)		319,168

CERTIFICATES OF DEPOSIT - 38.6%
Commercial Banks - 34.4%
Bank of America 0.26%, 05/28/2014 (A)	12,000,000	12,000,000
Bank of Nova Scotia
0.19%, 03/14/2014 (A)	10,000,000	10,000,000
0.24%, 04/09/2014 (A)	10,000,000	10,000,000
0.27%, 08/05/2014 (A)	4,000,000	4,000,000
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.10%, 01/02/2014 (A)	15,000,000	15,000,000
0.35%, 06/20/2014 (A)	15,000,000	15,000,000
Barclays Bank PLC 0.55%, 04/02/2014 - 144A (A) (B)	14,000,000	14,000,000
Commonwealth Bank of Australia 0.24%, 05/15/2014 - 11/24/2014 - 144A (A)	20,500,000	20,500,484
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
0.26%, 04/22/2014 (A)	7,500,000	7,500,486
0.37%, 07/11/2014 (A)	20,000,000	20,000,000
Mizuho Bank, Ltd. 0.23%, 03/12/2014 (A)	5,000,000	5,000,000
National Australia Bank, Ltd. 0.23%, 10/23/2014 (A)	7,250,000	7,250,034
PNC Bank NA 0.27%, 04/16/2014 (A)	10,000,000	10,000,000
Skandinaviska Enskilda Banken AB 0.26%, 06/17/2014 - 144A (A)	3,000,000	2,996,382
Sumitomo Mitsui Banking Corp. 0.22%, 02/28/2014 (A)	15,000,000	15,000,000
Swedbank (Sparbank) 0.31%, 03/05/2014 (A)	8,000,000	8,001,338
US Bank NA 0.10%, 01/02/2014 (A)	28,000,000	28,000,000
Westpac Banking Corp. 0.31%, 01/10/2014 - 144A (A)	13,500,000	13,500,000
Consumer Finance - 2.2%
Toyota Motor Credit 0.21%, 04/28/2014 (A)	14,000,000	14,000,000
Diversified Financial Services - 2.0%
CAFCO LLC 0.16%, 02/07/2014 - 144A (A)	10,380,000	10,378,293
CIESCO LLC 0.17%, 02/07/2014 - 144A (A)	2,625,000	2,624,541

Total Certificates of Deposit (cost $244,751,558)		244,751,558

COMMERCIAL PAPER - 49.6%
Commercial Banks - 16.2%
Commonwealth Bank of Australia 0.18%, 01/06/2014 - 144A (A)	10,000,000	9,999,750
Korea Development Bank 0.41%, 05/02/2014 (A)	8,000,000	7,989,245

	Principal	Value
Commercial Banks (continued)
Mizuho Funding LLC
0.22%, 01/02/2014 - 144A (A)	$ 10,000,000	$ 9,999,940
0.25%, 01/08/2014 - 144A (A)	15,000,000	14,999,285
Skandinaviska Enskilda Banken AB
0.25%, 05/27/2014 - 144A (A)	10,000,000	9,989,861
0.29%, 02/26/2014 - 144A (A)	13,000,000	12,994,136
Standard Chartered Bank 0.28%, 09/02/2014 - 144A (A)	20,000,000	19,962,045
Standard Chartered PLC 1.19%, 05/12/2014 - 144A (A)	6,500,000	6,520,520
Sumitomo Mitsui Banking Corp. 0.15%, 01/02/2014 - 144A (A)	10,000,000	9,999,958
Diversified Financial Services - 30.4%
BNP Paribas Finance, Inc. 0.14%, 02/06/2014 (A)	13,000,000	12,998,180
Cancara Asset Securitisation LLC 0.19%, 01/06/2014 - 144A (A)	13,000,000	12,999,657
Chariot Funding LLC 0.30%, 07/17/2014 - 144A (A)	6,500,000	6,489,329
Collateralized Commercial Paper II Co. LLC 0.40%, 06/03/2014 - 144A (A)	21,000,000	20,964,300
Gemini Securitization Corp. LLC 0.19%, 02/19/2014 - 144A (A)	7,500,000	7,498,060
Gotham Funding Corp.
0.15%, 01/03/2014 - 144A (A)	7,000,000	6,999,942
0.17%, 01/02/2014 - 144A (A)	6,000,000	5,999,972
ING US Funding LLC 0.33%, 03/17/2014 (A)	10,000,000	9,993,125
Jupiter Securitization Co. LLC
0.23%, 06/06/2014 - 144A (A)	5,000,000	4,995,017
0.24%, 02/10/2014 - 144A (A)	6,400,000	6,398,293
0.30%, 07/28/2014 - 144A (A)	10,000,000	9,982,667
Kells Funding LLC 0.24%, 04/16/2014 (A)	10,000,000	9,993,000
Nieuw Amsterdam Receivables Corp.
0.14%, 01/22/2014 - 144A (A)	10,500,000	10,499,142
0.15%, 01/06/2014 - 144A (A)	7,000,000	6,999,854
0.18%, 03/03/2014 - 144A (A)	8,050,000	8,047,545
Regency Markets No. 1 LLC 0.14%, 01/27/2014 - 144A (A)	25,000,000	24,997,472
Thunder Bay Funding LLC 0.23%, 04/24/2014 - 144A (A)	7,000,000	6,994,946
Victory Receivables Corp. 0.17%, 01/03/2014 - 01/06/2014 - 144A (A)	20,000,000	19,999,670
Electric Utilities - 1.8%
Northeast Utilities 0.19%, 01/06/2014 - 144A (A)	3,000,000	2,999,921
OGE Energy Corp. 0.27%, 01/21/2014 - 144A (A)	3,000,000	2,999,550
Pacific Gas & Electric Co. 0.21%, 01/03/2014 - 144A (A)	3,000,000	2,999,965
Southern Co. Funding Corp. 0.17%, 01/07/2014 - 144A (A)	2,700,000	2,699,923
Multi-Utilities - 0.5%
Dominion Resources, Inc. 0.24%, 01/06/2014 - 144A (A)	3,000,000	2,999,900

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Money Market VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Oil, Gas & Consumable Fuels - 0.5%
Spectra Energy Partners, LP 0.28%, 01/13/2014 - 144A (A)	$ 3,000,000	$ 2,999,720
Wireless Telecommunication Services - 0.2%
Vodafone Group PLC 0.27%, 01/02/2014 - 144A (A)	1,450,000	1,449,989

Total Commercial Paper (cost $314,453,879)		314,453,879

DEMAND NOTE - 2.1%
Capital Markets - 2.1%
Goldman Sachs Co. Promissory Note 0.44%, 01/14/2014 (B)	13,500,000	13,500,000

Total Demand Note (cost $13,500,000)		13,500,000

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 1.6%
U.S. Treasury Bill 0.09%, 06/26/2014 (A)	10,000,000	9,995,771

Total Short-Term U.S. Government Obligation (cost $9,995,771)		9,995,771

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATION - 2.4%
Short-Term U.S. Government Agency Obligations - 2.4%
Freddie Mac 0.15%, 02/03/2014 (A)	15,000,000	14,998,006

Total Short-Term U.S. Government Agency Obligation (cost $14,998,006)		14,998,006

	Principal	Value
REPURCHASE AGREEMENTS - 5.5%

Barclays Capital, Inc.
0.01% (A), dated 12/31/2013, to be repurchased at $22,100,012 on 01/02/2014. Collateralized by U.S. Government Agency Obligations, 0.25% - 6.53%, due 12/31/2015 - 10/16/2053, and with a total value of $22,542,045.

	$ 22,100,000	$ 22,100,000
Goldman Sachs & Co. 0.01% (A), dated 12/31/2013, to be repurchased at $12,900,004 on 01/02/2014. Collateralized by U.S. Government Agency Obligations, 3.02% - 5.39%, due 02/01/2017 - 12/01/2041, and with a total value of $13,158,000.	12,900,000	12,900,000
State Street Bank & Trust Co. 0.01% (A), dated 12/31/2013, to be repurchased at $103,381 on 01/02/2014. Collateralized by U.S. Government Agency Obligations, 2.50% - 3.00%, due 12/25/2042 - 03/15/2043, and with a total value of $106,336.	103,381	103,381

Total Repurchase Agreements (cost $35,103,381)		35,103,381

Total Investment Securities (cost $633,121,763) (C)		633,121,763
Other Assets and Liabilities - Net - 0.1%		355,767

Net Assets - 100.0%		$633,477,530

VALUATION SUMMARY: (D)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Asset-Backed Security	$—	$319,168	$—	$319,168
Certificates of Deposit	—	244,751,558	—	244,751,558
Commercial Paper	—	314,453,879	—	314,453,879
Demand Note	—	13,500,000	—	13,500,000
Short-Term U.S. Government Obligation	—	9,995,771	—	9,995,771
Short-Term U.S. Government Agency Obligation	—	14,998,006	—	14,998,006
Repurchase Agreements	—	35,103,381	—	35,103,381
Total Investment Securities	$—	$633,121,763	$—	$633,121,763

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate shown reflects the yield at December 31, 2013.
(B)	Illiquid. Total aggregate fair value of illiquid securities is $27,500,000, or 4.34% of the portfolio’s net assets.
(C)	Aggregate cost for federal income tax purposes is $633,121,763.
(D)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Money Market VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

DEFINITION:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities aggregated $337,799,197, or 53.32% of the portfolio’s net assets.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Money Market VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment securities, at value (cost: $598,018,382)	$598,018,382
Repurchase agreement, at value (cost: $35,103,381)	35,103,381
Receivables:
Shares sold	831,046
Interest	111,523
Money market waiver due from adviser	15,820
Prepaid expenses	11,944

Total assets	634,092,096

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	439,332
Distribution and service fees	86,135
Administration fees	14,286
Transfer agent fees	1,862
Trustees fees	219
Audit and tax fees	22,997
Custody fees	10,622
Legal fees	3,833
Printing and shareholder reports fees	34,829
Other	451

Total liabilities	614,566

Net assets	$633,477,530

Net assets consist of:
Capital stock ($0.01 par value)	$6,334,775
Additional paid-in capital	627,141,938
Undistributed (accumulated) net investment income (loss)	817

Net assets	$633,477,530

Net assets by class:
Initial Class	$256,855,321
Service Class	376,622,209

Shares outstanding:
Initial Class	256,855,734
Service Class	376,621,798

Net asset value and offering price per share:
Initial Class	$1.00
Service Class	1.00

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Interest income	$1,660,397

Total investment income	1,660,397

Expenses:
Management and advisory	2,234,677
Distribution and service:
Service Class	931,070
Administration	159,620
Transfer agent	9,403
Trustees	18,867
Audit and tax	23,846
Custody	111,599
Legal	25,887
Printing and shareholder reports	52,969
Other	30,698

Total expenses	3,598,636

Portfolio expenses (waived/reimbursed) recaptured	(1,039,793)
Class expenses (waived/reimbursed) recaptured:
Service Class	(931,058)

Total expenses (waived/reimbursed) recaptured	(1,970,851)

Net expenses	1,627,785

Net investment income (loss)	32,612

Net increase (decrease) in net assets resulting from operations	$32,612

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Money Market VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$32,612	$35,714
Net increase (decrease) in net assets resulting from operations	32,612	35,714

Distributions to shareholders:
Net investment income:
Initial Class	(13,590)	(15,458)
Service Class	(19,022)	(15,901)
Total distributions from net investment income	(32,612)	(31,359)
Total distributions to shareholders	(32,612)	(31,359)

Capital share transactions:
Proceeds from shares sold:
Initial Class	124,024,143	92,246,087
Service Class	506,266,198	286,603,916
	630,290,341	378,850,003
Dividends and distributions reinvested:
Initial Class	13,590	15,506
Service Class	19,022	15,949
	32,612	31,455
Cost of shares redeemed:
Initial Class	(149,094,297)	(167,169,466)
Service Class	(455,056,905)	(301,093,106)
	(604,151,202)	(468,262,572)
Net increase (decrease) in net assets resulting from capital share transactions	26,171,751	(89,381,114)

Net increase (decrease) in net assets	26,171,751	(89,376,759)

Net assets:
Beginning of year	607,305,779	696,682,538
End of year	$633,477,530	$607,305,779
Undistributed (accumulated) net investment income (loss)	$817	$—

Share activity:
Shares issued:
Initial Class	124,024,143	92,246,087
Service Class	506,266,198	286,603,916
	630,290,341	378,850,003
Shares issued-reinvested from dividends and distributions:
Initial Class	13,590	15,506
Service Class	19,022	15,949
	32,612	31,455
Shares redeemed:
Initial Class	(149,094,297)	(167,169,466)
Service Class	(455,056,905)	(301,093,106)
	(604,151,202)	(468,262,572)
Net increase (decrease) in shares outstanding:
Initial Class	(25,056,564)	(74,907,873)
Service Class	51,228,315	(14,473,241)
	26,171,751	(89,381,114)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Money Market VP

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each year	Initial Class
	December 31, 2013		December 31, 2012		December 31, 2011		December 31, 2010		December 31, 2009
Net asset value
Beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Investment operations
Net investment income (loss)(A)	—	(B)	—	(B)	—	(B)	—	(B)	—	(B)
Total investment operations	—	(B)	—	(B)	—	(B)	—	(B)	—	(B)
Distributions
Net investment income	—	(B)	—	(B)	—	(B)	—	(B)	—	(B)
Total distributions	—	(B)	—	(B)	—	(B)	—	(B)	—	(B)
Net asset value
End of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return(C)	—	%(D)	—	%(D)	—	%(D)	—	%(D)	0.13%
Net assets end of year (000’s)	$256,856		$281,912		$356,818		$393,768		$493,531
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.26	%(E)	0.30	%(E)	0.21	%(E)	0.23	%(E)	0.36	%(E)(F)
Before (waiver/reimbursement) recapture	0.42%		0.42%		0.43%		0.40%		0.43	%(F)
Net investment income (loss) to average net assets	0.01%		0.01%		—	%(D)	0.01%		0.15%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Rounds to less than 0.01% or (0.01)%.
(E)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. Refer to the notes to the financial statements for details.
(F)	Ratio is inclusive of Treasury expense. The impact of this expense was 0.03%.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Money Market VP

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each year	Service Class
	December 31, 2013		December 31, 2012		December 31, 2011		December 31, 2010		December 31, 2009
Net asset value
Beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Investment operations
Net investment income (loss)(A)	—	(B)	—	(B)	—	(B)	—	(B)	—	(B)
Total investment operations	—	(B)	—	(B)	—	(B)	—	(B)	—	(B)
Distributions
Net investment income	—	(B)	—	(B)	—	(B)	—	(B)	—	(B)
Total distributions	—	(B)	—	(B)	—	(B)	—	(B)	—	(B)
Net asset value
End of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return(C)	—	%(D)	—	%(D)	—	%(D)	—	%(D)	0.04%
Net assets end of year (000’s)	$376,622		$325,394		$339,865		$247,082		$250,760
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.25	%(E)	0.30	%(E)	0.21	%(E)	0.23	%(E)	0.46	%(E)(F)
Before (waiver/reimbursement) recapture	0.67%		0.67%		0.68%		0.65%		0.68	%(F)
Net investment income (loss) to average net assets	0.01%		0.01%		—	%(D)	0.01%		0.04%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Rounds to less than 0.01% or (0.01)%.
(E)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. Refer to the notes to the financial statements for details.
(F)	Ratio is inclusive of Treasury expense. The impact of this expense was 0.02%.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Money Market VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon Money Market VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other in the Statement of Operations.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2013 are listed in the Schedule of Investments.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2013.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management, LLC (“AUIM”) is both an affiliate and sub-adviser of the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.350% of ANA

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.57%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, there are no amounts available for recapture by TAM.

In addition to the advisory fee waiver for Transamerica Aegon Money Market VP, TAM or any of its affiliates waive fees or reimburse expenses of one or more classes of Transamerica Aegon Money Market VP in order to avoid a negative yield. At any point in which Transamerica Money Market, or any classes thereof, achieves a positive yield, the expenses previously waived or reimbursed within the succeeding 36 months pursuant to this paragraph may be reimbursed to TAM, to the extent that such reimbursement does not cause classes of Transamerica Aegon Money Market VP to experience a negative yield. Waived expenses related to the maintenance of the yield are included in the Statement of Operations, within the Class expenses (waived/reimbursed) recaptured. For the years ended December 31, 2013 and December 31, 2012, the amounts waived were as follows:

Portfolio/Class	2013 Amount Waived ($)	2013 Amount Waived (Basis Points)	2012 Amount Waived ($)	2012 Amount Waived (Basis Points)
Portfolio Level	$1,039,793	16	$701,295	12
Service Class	931,058	25	777,955	25

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, distribution redesignation.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(778)
Undistributed (accumulated) net investment income (loss)	817
Undistributed (accumulated) net realized gain (loss)	(39)

At December 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2013.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$32,612
Long-Term Capital Gain	—

2012 Distributions paid from:
Ordinary Income	31,359
Long-Term Capital Gain	—

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 4. (continued)

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$817
Undistributed Long-term Capital Gain	—
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	—
Other Temporary Differences	—

NOTE 5. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 6. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Aegon Money Market VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Aegon Money Market VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Aegon Money Market VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon Money Market VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon U.S. Government Securities VP

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended December 31, 2013 was much quieter than it began. At the beginning of 2013 investors’ minds were preoccupied with the U.S. fiscal cliff, which was averted in the twelfth hour. Economic growth became the next area of concern as sluggish growth both here and abroad continued to prevail. As the year progressed, worldwide economic growth slowly started showing signs of acceleration, albeit modestly, and, combined with still fairly aggressive central banks around the world, set the stage for risk assets continuing their methodical ascent into the end of the fiscal year.

The European crisis was replaced by a concern over growth in emerging markets, most notably China. A direct result of this concern was a weakening in global commodity prices and a severe correction in both emerging debt and stock market indices during the middle of the fiscal year.

The U.S. economy has struggled to gain a desired rate of economic growth, as employment continues to be subpar this late in the economic cycle. Sequestration added a significant drag to the economy as well. A new concern for investors stemmed from the U.S. Federal Reserve (“Fed”) many facets of quantitative easing, and how the Fed would eventually ease up on the accelerator, or “tapering,” as it became known. The surprise announcement by the Fed in May 2013 that they were thinking of tapering their prospective purchases of securities, led to a mini sell-off of risk assets in subsequent months. The most significant reaction to the news was in U.S. Treasuries, as they backed-up well over 1.00% from their lows during the summer of 2012. If this wasn’t enough drama, the Fed decided in September to not taper! Not to be outdone by the September surprise, the Fed unexpectedly announced a small taper in December, removing some uncertainty as to the beginning-of-the-end of the latest round of quantitative easing. Many of the macroeconomic issues over the past fiscal year that caused investor anxiety have quietly been put to rest. This is reflected in risk assets priced to near perfection.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Aegon U.S. Government Securities VP, Initial Class returned (2.23)%. By comparison, its benchmark, the Barclays U.S. Government Index, returned (2.60)%.

STRATEGY REVIEW

The Transamerica Aegon U.S. Government Securities VP Portfolio outperformed the Barclays U.S. Government Index significantly during 2013 mainly due to ex-index allocation to spread sectors. In addition, the portfolio maintained a core short duration position that was added to the excess returns of the portfolio in comparison to the index. Throughout the year, the portfolio maintained moderate exposures to corporate bonds and agency-backed Home Equity Conversion Mortgage (“HECM”) reverse mortgage-backed securities that resulted in significant outperformance due to excess carry and spread tightening, especially in the first and fourth quarters of the year. This ex-index allocation was detrimental to the performance of the portfolio in the second quarter of the year as yields widened out across fixed income sectors. Overall, the portfolio performance benefited from the allocation to riskier sectors of fixed income, in line with the portfolio’s expectations that spread product would benefit in a rising rate environment in 2013. Strong sector and security selection in these riskier asset classes resulted in outperformance by the portfolio.

The portfolio was moderately successful in managing the market reactions to the quantitative easing measures taken by the Fed, and market expectations for the ultimate withdrawal of the stimulus to the economy. The portfolio maintained a core short duration position that was tactically managed throughout the year for expectations of short-term market movements in the U.S. treasury market within established trading ranges.

The core short duration position maintained by the portfolio benefited performance as rates rose in line with portfolio expectations. However, during 2013, the belly of the U.S. treasury curve underperformed significantly, and the portfolio was not well positioned for this underperformance.

Derivatives, primarily bond futures, contributed negatively to performance.

David Halfpap, CFA

Doug Weih, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon U.S. Government Securities VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	(2.23)%	3.82%	4.15%	05/13/1994
Barclays U.S. Government Index(A)	(2.60)%	2.26%	4.14%
Service Class	(2.49)%	3.56%	3.89%	05/01/2003

NOTES

(A) The Barclays U.S. Government Index is an unmanaged index used as a general measure of market performance. Calculation assumed dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The Barclays U.S. Government Index is comprised of U.S. Treasuries and U.S. agency debentures.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Portfolio shares are not guaranteed by the U.S. government. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon U.S. Government Securities VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio
Transamerica Aegon U.S. Government Securities VP
Initial Class	$1,000.00	$1,001.90	$3.16	$1,022.32	$3.19	0.62%
Service Class	1,000.00	1,000.40	4.43	1,021.05	4.48	0.87

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
U.S. Government Agency Obligations	30.4%
Corporate Debt Securities	24.4
U.S. Government Obligations	23.6
Asset-Backed Securities	13.1
Securities Lending Collateral	5.5
Short-Term U.S. Government Obligation	3.5
Municipal Government Obligations	2.0
Repurchase Agreement	1.2
Mortgage-Backed Securities	0.6
Preferred Corporate Debt Security	0.6
Other Assets and Liabilities - Net(A)	(4.9)
Total	100.0%

(A)	The Other Assets and Liabilities - Net category may include, but is not limited to, Reverse Repurchase Agreements, Forward Foreign Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, TBA Short Commitments, and Cash Collateral.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 23.6%
U.S. Treasury Bond
2.75%, 11/15/2042	$ 22,000,000	$ 17,393,750
3.50%, 02/15/2039	3,000,000	2,825,157
3.63%, 08/15/2043	1,000,000	944,375
U.S. Treasury Inflation Indexed Note 0.38%, 07/15/2023	28,101,920	27,102,981
U.S. Treasury Note
0.13%, 04/30/2015	3,000,000	2,996,484
0.25%, 05/15/2015	3,000,000	3,001,875
0.38%, 11/15/2015 (A)	15,000,000	15,008,790
0.50%, 07/31/2017	40,000,000	39,159,360
0.88%, 02/28/2017	10,000,000	9,999,220
1.00%, 09/30/2016	9,000,000	9,077,346
1.38%, 09/30/2018	11,100,000	10,964,713
2.00%, 09/30/2020	3,700,000	3,616,750

Total U.S. Government Obligations (cost $147,241,401)		142,090,801

U.S. GOVERNMENT AGENCY OBLIGATIONS - 30.4%
Fannie Mae
1.98%, 06/25/2021	2,024,925	2,061,639
3.22%, 02/01/2015	11,235,325	11,416,160
Freddie Mac
2.37%, 05/25/2022	10,000,000	9,329,910
6.25%, 07/15/2032 (A)	5,000,000	6,325,045
Freddie Mac REMIC
4.00%, 08/15/2028 - 02/15/2029	3,978,949	4,162,941
5.00%, 07/15/2018	1,007,841	1,049,302
Ginnie Mae
3.95%, 07/15/2025	6,754,005	6,984,367
4.00%, 08/20/2037	2,420,349	2,529,639
4.58%, 06/20/2062	10,002,320	10,923,824
4.60%, 10/20/2061	9,752,766	10,632,845
4.65%, 08/20/2061	21,066,112	23,007,811
4.66%, 09/20/2061 - 10/20/2061	17,647,937	19,255,583
4.67%, 10/20/2061	16,927,429	18,501,511
4.68%, 10/20/2061	13,498,260	14,748,631
4.70%, 07/20/2061 - 12/20/2061	16,041,100	17,523,512
4.85%, 04/20/2061	5,369,837	5,866,047
4.86%, 03/20/2061	10,576,950	11,517,178
Overseas Private Investment Corp. 5.14%, 12/15/2023	6,332,402	6,997,456

Total U.S. Government Agency Obligations (cost $182,465,890)		182,833,401

MORTGAGE-BACKED SECURITIES - 0.6%
American General Mortgage Loan Trust Series 2009-1, Class A6 5.75%, 09/25/2048 - 144A (B)	1,112,565	1,111,176
BCAP LLC Trust Series 2009-RR6, Class 2A1 2.95%, 08/26/2035 - 144A (B)	1,611,700	1,499,111
Citigroup Mortgage Loan Trust, Inc. Series 2010-10, Class 4A1 4.00%, 01/25/2036 - 144A	1,004,990	1,010,066

Total Mortgage-Backed Securities (cost $3,681,502)		3,620,353

	Principal	Value
ASSET-BACKED SECURITIES - 13.1%
Access to Loans for Learning Student Loan Corp. Series 2012-1, Class A 0.86%, 07/25/2036 (B)	$ 8,596,907	$ 8,560,479
Educational Services of America, Inc. Series 2012-2, Class A 0.89%, 04/25/2039 - 144A (B)	6,699,702	6,702,684
EFS Volunteer No. 3 LLC Series 2012-1, Class A1 0.77%, 10/25/2021 - 144A (B)	5,315,013	5,309,528
HSBC Home Equity Loan Trust
Series 2006-3, Class A4
0.44%, 03/20/2036 (B)	5,003,000	4,840,413
Series 2007-1, Class A4
0.56%, 03/20/2036 (B)	2,938,000	2,804,732
SLM Student Loan Trust
Series 2005-5, Class A2
0.36%, 10/25/2021 (B)	1,366,754	1,366,426
Series 2005-9, Class A4
0.38%, 01/25/2023 (B)	2,913,376	2,913,262
Series 2012-6, Class A1
0.36%, 02/27/2017 (B)	15,110,316	15,105,103
Series 2012-7, Class A1
0.36%, 02/27/2017 (B)	16,528,751	16,514,156
South Carolina Student Loan Corp. Series 2010-1, Class A2 1.28%, 07/25/2025 (B)	10,000,000	10,117,200
U.S. Small Business Administration Series 2012-10B, Class 1 2.25%, 09/10/2022	4,997,195	4,835,437

Total Asset-Backed Securities (cost $78,342,798)		79,069,420

MUNICIPAL GOVERNMENT OBLIGATIONS - 2.0%
North Texas Higher Education Authority, Inc. Series 2012-1, Class A 1.20%, 12/01/2034 (B)	7,833,636	7,816,558
Vermont Student Assistance Corp. Series 2012-1, Class A 0.90%, 07/28/2034 (B)	4,312,200	4,307,931

Total Municipal Government Obligations (cost $12,126,095)		12,124,489

PREFERRED CORPORATE DEBT SECURITY - 0.6%
Insurance - 0.6%
ZFS Finance USA Trust II 6.45%, 12/15/2065 - 144A (B)	3,100,000	3,309,250

Total Preferred Corporate Debt Security (cost $2,759,604)		3,309,250

CORPORATE DEBT SECURITIES - 24.4%
Aerospace & Defense - 0.2%
Exelis, Inc. 5.55%, 10/01/2021	1,385,000	1,393,026
Airlines - 0.5%
AirTran Airways Pass-Through Trust 10.41%, 04/01/2017 - 144A	2,808,611	3,117,558

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Beverages - 0.3%
Anheuser-Busch InBev Worldwide, Inc. 9.75%, 11/17/2015 (A)	BRL 5,000,000	$ 2,087,528
Building Products - 0.2%
Owens Corning, Inc. 4.20%, 12/15/2022	$ 1,500,000	1,432,397
Capital Markets - 0.4%
Morgan Stanley 3.75%, 02/25/2023 (A)	2,500,000	2,432,662
Commercial Banks - 1.7%
Barclays Bank PLC 10.18%, 06/12/2021 - 144A	2,240,000	2,960,787
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 11.00%, 06/30/2019 - 144A (A) (B) (C)	2,200,000	2,912,250
ING Bank NV 5.80%, 09/25/2023 - 144A (A)	2,000,000	2,091,188
Societe Generale SA 5.75%, 04/20/2016 - 144A	2,323,000	2,514,648
Consumer Finance - 0.7%
Discover Financial Services 3.85%, 11/21/2022	4,300,000	4,077,131
Diversified Financial Services - 10.4%
Carobao Leasing LLC 1.83%, 09/07/2024	4,479,167	4,306,105
Ford Motor Credit Co., LLC 4.25%, 09/20/2022 (A)	2,035,000	2,044,353
JPMorgan Chase & Co. 5.15%, 05/01/2023 (B) (C)	4,000,000	3,590,000
Portmarnock Leasing LLC 1.74%, 10/22/2024	2,772,647	2,639,993
Premier Aircraft Leasing EXIM 1, Ltd.
3.55%, 04/10/2022	7,275,838	7,690,321
3.58%, 02/06/2022	7,132,148	7,547,118
Private Export Funding Corp.
2.45%, 07/15/2024	5,500,000	4,854,492
2.80%, 05/15/2022 (A)	15,000,000	14,547,675
3.05%, 10/15/2014	2,038,000	2,082,706
4.55%, 05/15/2015	7,000,000	7,406,182
Tagua Leasing LLC 1.90%, 07/12/2024	5,889,804	5,679,544
Diversified Telecommunication Services - 1.7%
CenturyLink, Inc. 5.80%, 03/15/2022 (A)	4,170,000	4,117,875
Unison Ground Lease Funding LLC 6.39%, 04/15/2020 - 144A	3,750,000	4,083,949
Verizon Communications, Inc. 4.50%, 09/15/2020	1,750,000	1,873,490
Insurance - 2.4%
Fidelity National Financial, Inc. 5.50%, 09/01/2022	2,750,000	2,852,201
Nippon Life Insurance Co. 5.00%, 10/18/2042 - 144A (B)	1,025,000	1,058,312
Sompo Japan Insurance, Inc. 5.33%, 03/28/2073 - 144A (A) (B)	3,000,000	2,981,367
Stone Street Trust 5.90%, 12/15/2015 - 144A	5,000,000	5,358,915
Swiss RE Solutions Holding Corp. 7.75%, 06/15/2030	1,520,000	1,907,065

	Principal	Value
Media - 0.8%
Clear Channel Worldwide Holdings, Inc.
7.63%, 03/15/2020	$ 350,000	$ 364,000
7.63%, 03/15/2020 (A)	2,475,000	2,601,844
Nara Cable Funding, Ltd. 8.88%, 12/01/2018 - 144A	1,550,000	1,666,250
Metals & Mining - 0.7%
Anglo American Capital PLC 9.38%, 04/08/2019 - 144A (A)	3,552,000	4,500,739
Oil, Gas & Consumable Fuels - 2.8%
Energy Transfer Partners, LP 7.60%, 02/01/2024	2,000,000	2,380,062
Lukoil International Finance BV 6.38%, 11/05/2014 - 144A	3,000,000	3,129,000
Petrohawk Energy Corp. 7.25%, 08/15/2018	3,000,000	3,234,000
Petroleos Mexicanos 1.70%, 12/20/2022	8,100,000	7,871,685
Road & Rail - 0.9%
Aviation Capital Group Corp. 7.13%, 10/15/2020 - 144A (A)	5,000,000	5,601,275
Wireless Telecommunication Services - 0.7%
WCP Wireless Site Funding / WCP Wireless Site RE Funding 4.14%, 11/15/2015 - 144A	3,908,749	4,024,377

Total Corporate Debt Securities (cost $146,559,782)		147,014,070

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 3.5%
U.S. Treasury Bill 0.07%, 02/20/2014 (A) (D)	21,000,000	20,997,900

Total Short-Term U.S. Government Obligation (cost $20,997,900)		20,997,900

	Shares	Value
SECURITIES LENDING COLLATERAL - 5.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (D)	33,144,106	33,144,106

Total Securities Lending Collateral (cost $33,144,106)		33,144,106

	Principal	Value
REPURCHASE AGREEMENT - 1.2%
State Street Bank & Trust Co. 0.01% (D), dated 12/31/2013, to be repurchased at $7,453,695 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 01/01/2033, and with a value of $7,605,673.	$ 7,453,691	7,453,691

Total Repurchase Agreement (cost $7,453,691)		7,453,691

Total Investment Securities (cost $634,772,769) (E)		631,657,481
Other Assets and Liabilities - Net - (4.9)%		(29,236,315)

Net Assets - 100.0%		$ 602,421,166

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

FUTURES CONTRACTS:(H)
Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note	Long	350	03/31/2014	$(61,031)
5-Year U.S. Treasury Note	Long	100	03/31/2014	(150,219)

				$(211,250)

VALUATION SUMMARY: (F)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
U.S. Government Obligations	$—	$142,090,801	$—	$142,090,801
U.S. Government Agency Obligations	—	182,833,401	—	182,833,401
Mortgage-Backed Securities	—	3,620,353	—	3,620,353
Asset-Backed Securities	—	79,069,420	—	79,069,420
Municipal Government Obligations	—	12,124,489	—	12,124,489
Preferred Corporate Debt Security	—	3,309,250	—	3,309,250
Corporate Debt Securities	—	147,014,070	—	147,014,070
Short-Term U.S. Government Obligation	—	20,997,900	—	20,997,900
Securities Lending Collateral	33,144,106	—	—	33,144,106
Repurchase Agreement	—	7,453,691	—	7,453,691
Total Investment Securities	$33,144,106	$598,513,375	$—	$631,657,481

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
LIABILITIES
Derivative Financial Instruments
Futures Contracts (G)	$(211,250)	$—	$—	$(211,250)
Total Derivative Financial Instruments	$(211,250)	$—	$—	$(211,250)
NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $32,478,823. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Floating or variable rate note. Rate is listed as of December 31, 2013.
(C)	The security has a perpetual maturity. The date shown is the next call date.
(D)	Rate shown reflects the yield at December 31, 2013.
(E)	Aggregate cost for federal income tax purposes is $634,772,769. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $8,193,180 and $11,308,468, respectively. Net unrealized depreciation for tax purposes is $3,115,288.
(F)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(G)	Derivative financial instruments valued at unrealized appreciation (depreciation) on the instrument.
(H)	Cash in the amount of $177,500 has been segregated by the custodian with the broker as collateral to cover margin requirements for open futures contracts.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities aggregated $64,942,430, or 10.78% of the portfolio’s net assets.
REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)

CURRENCY ABBREVIATION:

BRL	Brazilian Real

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon U.S. Government Securities VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment securities, at value (cost: $627,319,078) (including securities loaned of $32,478,823)	$624,203,790
Repurchase agreement, at value (cost: $7,453,691)	7,453,691
Cash	121,000
Cash on deposit with broker	1,799,579
Receivables:
Shares sold	441,297
Interest	2,459,235
Securities lending income (net)	4,289
Prepaid expenses	13,700

Total assets	636,496,581

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	459,323
Management and advisory fees	300,032
Distribution and service fees	65,148
Administration fees	13,462
Transfer agent fees	1,878
Trustees fees	180
Audit and tax fees	24,550
Custody fees	8,603
Legal fees	4,743
Printing and shareholder reports fees	51,275
Other	2,115
Collateral for securities on loan	33,144,106

Total liabilities	34,075,415

Net assets	$602,421,166

Net assets consist of:
Capital stock ($0.01 par value)	$483,896
Additional paid-in capital	585,366,301
Undistributed (accumulated) net investment income (loss)	13,538,160
Undistributed (accumulated) net realized gain (loss)	6,359,653
Net unrealized appreciation (depreciation) on:
Investment securities	(3,115,288)
Futures contracts	(211,250)
Translation of assets and liabilities denominated in foreign currencies	(306)

Net assets	$602,421,166

Net assets by class:
Initial Class	$314,640,064
Service Class	287,781,102

Shares outstanding:
Initial Class	25,516,656
Service Class	22,872,967

Net asset value and offering price per share:
Initial Class	$12.33
Service Class	12.58

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Interest income	$18,534,494
Securities lending income (net)	83,914

Total investment income	18,618,408

Expenses:
Management and advisory	4,344,340
Distribution and service:
Service Class	1,107,915
Administration	197,470
Transfer agent	11,047
Trustees	24,985
Audit and tax	26,161
Custody	98,545
Legal	33,083
Printing and shareholder reports	93,892
Other	35,932

Total expenses	5,973,370

Net investment income (loss)	12,645,038

Net realized gain (loss) on transactions from:
Investment securities	8,013,456
Futures contracts	(739,172)
Foreign currency transactions	(3,625)

Net realized gain (loss)	7,270,659

Net change in unrealized appreciation (depreciation) on:
Investment securities	(40,488,239)
Futures contracts	(211,250)
Translation of assets and liabilities denominated in foreign currencies	(789)

Net change in unrealized appreciation (depreciation)	(40,700,278)

Net realized and change in unrealized gain (loss)	(33,429,619)

Net increase (decrease) in net assets resulting from operations	$(20,784,581)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon U.S. Government Securities VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$12,645,038	$15,411,596
Net realized gain (loss)	7,270,659	16,301,791
Net change in unrealized appreciation (depreciation)	(40,700,278)	13,279,015
Net increase (decrease) in net assets resulting from operations	(20,784,581)	44,992,402

Distributions to shareholders:
Net investment income:
Initial Class	(7,780,960)	(6,737,630)
Service Class	(7,906,108)	(9,050,659)
Total distributions from net investment income	(15,687,068)	(15,788,289)
Net realized gains:
Initial Class	(7,280,988)	(9,799,393)
Service Class	(8,763,053)	(14,716,120)
Total distributions from net realized gains	(16,044,041)	(24,515,513)
Total distributions to shareholders	(31,731,109)	(40,303,802)

Capital share transactions:
Proceeds from shares sold:
Initial Class	14,187,227	149,750,242
Service Class	308,249,145	409,011,921
	322,436,372	558,762,163
Dividends and distributions reinvested:
Initial Class	15,061,948	16,537,023
Service Class	16,669,161	23,766,779
	31,731,109	40,303,802
Cost of shares redeemed:
Initial Class	(102,656,084)	(88,134,007)
Service Class	(617,616,755)	(458,677,156)
	(720,272,839)	(546,811,163)
Net increase (decrease) in net assets resulting from capital share transactions	(366,105,358)	52,254,802
Net increase (decrease) in net assets	(418,621,048)	56,943,402

Net assets:
Beginning of year	1,021,042,214	964,098,812
End of year	$602,421,166	$1,021,042,214
Undistributed (accumulated) net investment income (loss)	$13,538,160	$15,686,092

Share activity:
Shares issued:
Initial Class	1,095,450	11,188,632
Service Class	23,274,529	30,171,392
	24,369,979	41,360,024
Shares issued-reinvested from dividends and distributions:
Initial Class	1,235,599	1,268,177
Service Class	1,338,889	1,788,320
	2,574,488	3,056,497
Shares redeemed:
Initial Class	(7,903,833)	(6,649,308)
Service Class	(46,984,763)	(33,997,508)
	(54,888,596)	(40,646,816)

Net increase (decrease) in shares outstanding:
Initial Class	(5,572,784)	5,807,501
Service Class	(22,371,345)	(2,037,796)
	(27,944,129)	3,769,705

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon U.S. Government Securities VP

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each year	Initial Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$13.23	$13.13	$12.75	$12.89	$12.64
Investment operations
Net investment income (loss)(A)	0.23	0.24	0.32	0.35	0.39
Net realized and unrealized gain (loss)	(0.53)	0.42	0.65	0.22	0.17
Total investment operations	(0.30)	0.66	0.97	0.57	0.56
Distributions
Net investment income	(0.31)	(0.23)	(0.37)	(0.41)	(0.31)
Net realized gains	(0.29)	(0.33)	(0.22)	(0.30)	—
Total distributions	(0.60)	(0.56)	(0.59)	(0.71)	(0.31)
Net asset value
End of year	$12.33	$13.23	$13.13	$12.75	$12.89
Total return(B)	(2.23)%	5.06%	7.69%	4.40%	4.47%
Net assets end of year (000’s)	$314,640	$411,429	$331,980	$190,139	$202,820
Ratio and supplemental data
Expenses to average net assets	0.62%	0.61%	0.62%	0.61%	0.61%
Net investment income (loss) to average net assets	1.75%	1.76%	2.46%	2.69%	3.09%
Portfolio turnover rate	38%	86%	184%	110%	157%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note:	Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Service Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$13.47	$13.37	$12.98	$13.10	$12.86
Investment operations
Net investment income (loss)(A)	0.20	0.20	0.28	0.32	0.37
Net realized and unrealized gain (loss)	(0.54)	0.43	0.66	0.23	0.16
Total investment operations	(0.34)	0.63	0.94	0.55	0.53
Distributions
Net investment income	(0.26)	(0.20)	(0.33)	(0.37)	(0.29)
Net realized gains	(0.29)	(0.33)	(0.22)	(0.30)	–
Total distributions	(0.55)	(0.53)	(0.55)	(0.67)	(0.29)
Net asset value
End of year	$12.58	$13.47	$13.37	$12.98	$13.10
Total return(B)	(2.49)%	4.79%	7.37%	4.22%	4.20%
Net assets end of year (000’s)	$287,781	$609,613	$632,119	$407,799	$468,117
Ratio and supplemental data
Expenses to average net assets	0.87%	0.86%	0.87%	0.86%	0.86%
Net investment income (loss) to average net assets	1.48%	1.52%	2.17%	2.43%	2.84%
Portfolio turnover rate	38%	86%	184%	110%	157%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon U.S. Government Securities VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other in the Statement of Operations.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2013 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations.

Open balances, if any, are included in the payable or receivable for investments purchased or sold in the Statement of Assets and Liabilities.

When-Issued, forward delivery securities and delayed delivery settlements: The Portfolios may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios engage in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolios engage in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the Portfolios are not entitled to any of the interest earned prior to settlement.

Delayed delivery transactions involve a commitment by the Portfolios to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolios will segregate with its custodian either cash, U.S. Government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed delivery basis, the Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolios if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolios are delayed or prevented from completing the transaction. The Portfolios may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolios sell a security on a delayed delivery basis, the Portfolios do not participate in future gains and losses on the security.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage passthroughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage passthroughs include to be announced (“TBA”) securities and mortgage passthrough certificates. Generally, TBA securities and mortgage passthroughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

Aegon USA Investment Management, LLC (“AUIM”) is both an affiliate and sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2013:

	Market Value	% of Net Assets
Transamerica Asset Allocation - Conservative VP	$38,267,263	6.35%
Transamerica Asset Allocation - Moderate Growth VP	57,092,111	9.48
Transamerica Asset Allocation - Moderate VP	67,383,816	11.19
Transamerica ING Balanced Allocation VP	85,275	0.01
Transamerica ING Conservative Allocation VP	22,100	0.00	(A)
Transamerica International Moderate Growth VP	38,420,926	6.38
Total	$201,271,491	33.41%

(A)	Percentage rounds to less than 0.01%

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.550% of ANA

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.63%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$29,750,297
U.S. Government	254,228,107
Proceeds from maturities and sales of securities:
Long-term	138,307,106
U.S. Government	493,910,896

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2012	Ending number of positions at December 31, 2013	Average number of positions (A)
Futures contracts	—	2	1	(B)

(A)	Calculated based on positions held at each month end during the current year.
(B)	Although there were no open positions at the beginning and/or the end of the year the Portfolio periodically invested in this derivative during the year.

The tables below highlight types of risk associated with the derivative instruments.

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Total
Liability derivatives
Unrealized depreciation on futures contracts (C) (D)	$(211,250)	$(211,250)
Total gross amount of liabilities (E)	$(211,250)	$(211,250)

(C)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(D)	Includes cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(E)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Total
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on futures contracts	$(739,172)	$(739,172)
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on futures contracts	(211,250)	(211,250)
Total	$(950,422)	$(950,422)

The Portfolio’s derivatives are not subject to a master netting arrangement, or another similar arrangement.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to foreign currency transactions, futures contracts, and distribution re-designations.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(377)
Undistributed (accumulated) net investment income (loss)	894,098
Undistributed (accumulated) net realized gain (loss)	(893,721)

At December 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2013.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$29,298,224
Long-Term Capital Gain	2,432,885

2012 Distributions paid from:
Ordinary Income	25,882,750
Long-Term Capital Gain	14,421,052

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 6. (continued)

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$13,538,160

Undistributed Long-term Capital Gain	6,148,403

Capital Loss Carryforwards	—

Post October Short-Term Capital Loss Deferral	—

Post October Long-Term Capital Loss Deferral	—

Late Year Ordinary Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	(3,115,594)

Other Temporary Differences	—

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Aegon U.S. Government Securities VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Aegon U.S. Government Securities VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Aegon U.S. Government Securities VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica Aegon U.S. Government Securities VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $2,432,885 for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

(unaudited)

MARKET ENVIRONMENT

The year 2013 was a banner year for U.S. stocks, with returns for the S&P 500® topping 30%. Developed international markets were up more than 20%, and emerging markets posted a small loss for the year. Bond returns were modestly negative, as yields on ten year Treasuries rose by a full percentage or more over the year from extremely low levels driving prices down. While stock valuations are no longer the bargains they were at the start of 2013, they are still attractive by most measures, especially when compared to bonds where returns are likely to remain muted.

The U.S. stock market reacted to generally positive economic news, which included stronger consumer and business spending and was further propelled by highly accommodative monetary policy. By contrast, emerging market equities were held back by concerns around domestic economic growth and falling commodity prices which hurt local producers.

In December, the U.S. Federal Reserve (“Fed”) announced a carefully paced reduction in the massive bond-buying it has conducted during the third phase of its quantitative easing program (“QE3”). The markets and the U.S. economy appeared to be generally ready for the news, as bond yields had risen since May 2013, when the Fed first broached the subject. Furthermore, the Fed has indicated that they are unlikely to raise short-term rates before 2015. Even after the Fed’s announcement, some macroeconomic uncertainty still overhangs the markets. The compromise that was reached on the federal budget has moved Congress beyond the crisis-driven budget process that prevailed in the recent past, but it will only modestly reduce the deficit, and it does not address the debt-ceiling issue that will reemerge early in 2014.

PERFORMANCE

For the year ended December 31, 2013, Transamerica AllianceBernstein Dynamic Allocation VP, Initial Class returned 7.18%. By comparison, its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index, the MSCI World Index and the Transamerica AllianceBernstein Dynamic Allocation VP Blended Benchmark (“blended benchmark”), returned (2.02)%, 27.36% and 7.54%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond Index 65% and the MSCI World Index 35%.

STRATEGY REVIEW

The portfolio had an overweight to return-seeking assets, centered on equities, and an underweight to bonds for the entire year; although the degree of the overweight/underweight varied depending on the prevailing market conditions.

The overweight to equities contributed to portfolio performance as developed market equities enjoyed a bumper year. Overall conditions throughout 2013 were supportive of stocks, with low interest rates, relatively low equity market volatility, and global-equity valuations in line with long-term averages. Equities also had a tailwind due to the easy money policy of central banks around the world. Earlier in the year, the portfolio had no regional bias within the equity overweight, but during the summer, it tilted toward non-U.S. stocks - particularly in Europe and Japan - as a result of more favorable valuations.

Similarly, being underweight bonds also contributed to performance as interest rates rose in 2013 after falling in the first few months as investors anticipated the Fed tapering its asset purchase program, which was eventually announced in the December Federal Open Market Committee meeting. The yield on the U.S. 10 year Treasury finished close to 3% at the end of the year, materially higher from the end of last year.

At times, the portfolio held put options on a small portion of the equity exposure to help mitigate the possible adverse impact of a sudden sell-off in stocks. Since markets continued to perform strongly through the year, this slightly detracted from performance. This position was closed late in the year. Towards the end of 2013, the portfolio purchased a modest amount of interest-rate hedges to offset the potential impact from a rapid rise in interest rates.

The portfolio had a net gain from derivatives. Futures and foreign currency trades were positive contributors, while swap agreements and written options and swaptions contracts were negative contributors.

Daniel Loewy, CFA

Seth Masters

Co-Portfolio Managers

AllianceBernstein L.P.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	7.18%	10.70%	4.96%	05/01/2002
Barclays U.S. Aggregate Bond Index(A)	(2.02)%	4.44%	4.55%
MSCI World Index(A)	27.36%	15.68%	7.56%
Transamerica AllianceBernstein Dynamic Allocation VP Blended Benchmark(A)	7.54%	8.62%	5.91%
Service Class	6.89%	10.48%	4.73%	05/01/2003

NOTES

(A) The Transamerica AllianceBernstein Dynamic Allocation VP Blended Benchmark is composed of the following benchmarks: The Barclays U.S. Aggregate Bond Index 65%, and MSCI World Index 35%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio
Transamerica AllianceBernstein Dynamic Allocation VP
Initial Class	$1,000.00	$1,055.90	$4.50	$1,021.10	$4.43	0.86%
Service Class	1,000.00	1,054.10	5.81	1,019.82	5.71	1.11

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	36.2%
U.S. Government Obligations	20.2
Repurchase Agreement	20.1
U.S. Government Agency Obligations	15.6
Corporate Debt Securities	9.5
Securities Lending Collateral	6.2
Investment Companies	0.9
Foreign Government Obligations	0.7
Mortgage-Backed Securities	0.7
Purchased Swaptions	0.1
Convertible Preferred Stocks	0.1
Preferred Stocks	0.1
Convertible Bonds	0.1
Municipal Government Obligation	0.1
Preferred Corporate Debt Security	0.0	(A)
Right	0.0	(A)
Other Assets and Liabilities - Net(B)	(10.6)
Total	100.0%

(A)	Percentage rounds to less than 0.1%

(B)	The Other Assets and Liabilities - Net category may include, but is not limited to, Reverse Repurchase Agreements, Forward Foreign Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, TBA Short Commitments, and Cash Collateral.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 20.2%
U.S. Treasury Bond
3.13%, 11/15/2041	$ 680,000	$ 587,350
3.63%, 08/15/2043	920,000	868,825
3.75%, 08/15/2041	945,000	921,228
4.38%, 05/15/2040 (A)	5,080,400	5,518,584
5.38%, 02/15/2031	1,949,500	2,389,052
U.S. Treasury Note
0.25%, 12/15/2014 - 07/31/2015	14,740,000	14,740,779
0.88%, 11/30/2016 (A)	3,352,000	3,362,736
1.00%, 09/30/2016	2,405,000	2,425,669
1.38%, 07/31/2018	2,530,000	2,507,270
1.50%, 08/31/2018	10,495,000	10,441,706
1.63%, 11/15/2022	1,580,000	1,426,196
1.75%, 07/31/2015	5,636,000	5,767,432
2.00%, 11/15/2021 - 02/15/2022	3,055,000	2,903,795
2.13%, 12/31/2015	7,229,600	7,478,117
2.50%, 08/15/2023	4,330,000	4,158,151
2.63%, 11/15/2020	1,079,000	1,096,534
2.75%, 02/15/2019	1,113,000	1,166,215
3.13%, 10/31/2016	3,775,000	4,028,042
3.50%, 05/15/2020	3,056,500	3,297,438
3.63%, 02/15/2021	1,200,000	1,294,969

Total U.S. Government Obligations (cost $76,331,999)		76,380,088

U.S. GOVERNMENT AGENCY OBLIGATIONS - 15.6%
Fannie Mae
1.25%, 01/30/2017	740,000	748,904
3.00%, 05/01/2027 - 09/01/2043	6,036,069	5,782,607
3.50%, 11/01/2025 - 03/01/2041	1,419,121	1,441,503
4.00%, 03/01/2024 - 09/01/2025	432,094	458,084
4.50%, 01/01/2040 - 08/01/2040	1,705,392	1,807,196
5.00%, 03/01/2023 - 08/01/2040	1,401,181	1,525,268
5.38%, 06/12/2017	4,680,000	5,351,641
5.50%, 12/01/2023 - 12/01/2039	1,487,912	1,632,111
6.00%, 03/01/2038 - 02/01/2040	992,681	1,098,750
6.63%, 11/15/2030	414,000	538,522
7.25%, 05/15/2030 (A)	445,000	610,860
Fannie Mae, TBA
2.50%	2,635,000	2,607,827
3.00%	2,750,000	2,806,396
3.50%	6,390,000	6,347,567
4.00%	4,010,000	4,127,794
Freddie Mac
0.63%, 12/29/2014	750,000	753,236
2.38%, 01/13/2022	745,000	712,194
3.00%, 07/01/2043	1,071,634	1,016,510
3.50%, 09/01/2043 - 11/01/2043	1,479,380	1,469,537
4.00%, 11/01/2025 - 04/01/2042	883,606	910,434
4.50%, 05/01/2023 - 04/01/2041	2,333,426	2,473,287
4.75%, 11/17/2015 (A)	1,000,000	1,080,860
5.00%, 12/01/2038 - 04/01/2040	1,815,862	1,956,984
5.50%, 04/01/2038 - 10/01/2038	861,480	938,952
6.00%, 11/01/2037	77,667	85,686
6.75%, 03/15/2031	245,000	324,156
Freddie Mac, TBA 4.00%	1,170,000	1,201,535
Ginnie Mae
3.50%, 02/15/2042	1,144,966	1,155,958
4.00%, 12/15/2040 - 11/20/2041	1,249,939	1,300,974

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Ginnie Mae (continued)
4.50%, 06/15/2039 - 07/20/2041	$ 2,209,134	$ 2,363,920
5.00%, 08/15/2039 - 09/20/2041	1,242,161	1,349,540
5.50%, 12/20/2038 - 04/15/2040	616,470	679,779
6.00%, 06/15/2037	126,613	140,652
Ginnie Mae, TBA
3.00%	1,650,000	1,593,410
3.50%	650,000	655,104

Total U.S. Government Agency Obligations (cost $59,303,375)		59,047,738

FOREIGN GOVERNMENT OBLIGATIONS - 0.7%
European Investment Bank
2.88%, 09/15/2020 (A)	220,000	221,860
4.88%, 02/15/2036	285,000	311,464
5.13%, 05/30/2017	85,000	96,271
Inter-American Development Bank, Series MTN 3.88%, 02/14/2020	635,000	688,455
International Bank for Reconstruction & Development, Series MTN 4.75%, 02/15/2035	245,000	261,910
Mexico Government International Bond 4.00%, 10/02/2023	850,000	841,500
Republic of Israel 5.13%, 03/26/2019	310,000	352,625

Total Foreign Government Obligations (cost $2,828,259)		2,774,085

MORTGAGE-BACKED SECURITIES - 0.7%
Citigroup Commercial Mortgage Trust Series 2004-C1, Class A4 5.38%, 04/15/2040 (B)	136,412	137,478
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C1, Class A4 5.01%, 02/15/2038 (B)	165,619	170,357
GS Mortgage Securities Trust Series 2006-GG6, Class A4 5.55%, 04/10/2038 (B)	780,000	839,908
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2006-CB15, Class A4
5.81%, 06/12/2043 (B)	169,634	183,013
Series 2006-CB17, Class A4
5.43%, 12/12/2043	185,000	200,222
Series 2007-C1, Class A4
5.72%, 02/15/2051	130,000	142,667
LB-UBS Commercial Mortgage Trust
Series 2006-C4, Class A4
5.86%, 06/15/2038 (B)	493,662	536,934
Series 2006-C6, Class A4
5.37%, 09/15/2039	334,000	364,327

Total Mortgage-Backed Securities (cost $2,601,661)		2,574,906

MUNICIPAL GOVERNMENT OBLIGATION - 0.1%
State of California (General Obligation Unlimited) 7.60%, 11/01/2040	115,000	151,824

Total Municipal Government Obligation (cost $119,023)		151,824

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
PREFERRED CORPORATE DEBT SECURITY - 0.0% (C)
Commercial Banks - 0.0% (C)
Mellon Capital IV 4.00%, 01/31/2014 (B) (D)	$ 115,000	$ 90,821

Total Preferred Corporate Debt Security (cost $115,000)		90,821

CORPORATE DEBT SECURITIES - 9.5%
Aerospace & Defense - 0.2%
Boeing Co. 6.00%, 03/15/2019	180,000	212,013
Lockheed Martin Corp. 4.07%, 12/15/2042	185,000	161,767
Raytheon Co. 2.50%, 12/15/2022	170,000	154,871
United Technologies Corp.
4.50%, 06/01/2042	220,000	213,639
4.88%, 05/01/2015	85,000	89,828
Air Freight & Logistics - 0.0% (C)
United Parcel Service, Inc. 2.45%, 10/01/2022	170,000	156,215
Automobiles - 0.5%
Ford Motor Co. 4.75%, 01/15/2043	1,960,000	1,767,673
Beverages - 0.2%
Anheuser-Busch Cos. LLC 4.95%, 01/15/2014 (A)	90,000	90,136
Anheuser-Busch InBev Worldwide, Inc.
4.38%, 02/15/2021	110,000	117,617
5.38%, 01/15/2020	50,000	57,383
Bottling Group LLC 6.95%, 03/15/2014	85,000	86,105
Coca-Cola Co. 3.30%, 09/01/2021	140,000	140,224
Diageo Capital PLC 7.38%, 01/15/2014	85,000	85,207
PepsiCo, Inc. 3.00%, 08/25/2021	180,000	177,502
Biotechnology - 0.1%
Amgen, Inc.
5.70%, 02/01/2019	85,000	97,954
5.75%, 03/15/2040	140,000	149,998
Capital Markets - 0.7%
BlackRock, Inc. 5.00%, 12/10/2019	140,000	158,073
Credit Suisse USA, Inc. 5.85%, 08/16/2016 (A)	95,000	106,659
Goldman Sachs Group, Inc.
3.63%, 01/22/2023 (A)	370,000	358,291
5.35%, 01/15/2016	95,000	102,807
6.13%, 02/15/2033	95,000	106,860
Goldman Sachs Group, Inc., Series MTN
6.00%, 06/15/2020	50,000	57,329
7.50%, 02/15/2019	435,000	529,816
Morgan Stanley 4.88%, 11/01/2022	345,000	353,163
Morgan Stanley, Series MTN
5.50%, 07/24/2020	200,000	223,680
6.63%, 04/01/2018	420,000	491,439
Chemicals - 0.3%
Dow Chemical Co.
4.25%, 11/15/2020	80,000	85,211
8.55%, 05/15/2019	80,000	103,296

	Principal	Value
Chemicals (continued)
E.I. du Pont de Nemours & Co.
2.80%, 02/15/2023	$ 375,000	$ 343,441
4.25%, 04/01/2021	200,000	211,541
5.88%, 01/15/2014	14,000	14,025
Ecolab, Inc. 5.50%, 12/08/2041	130,000	139,213
Lubrizol Corp. 8.88%, 02/01/2019	15,000	19,461
Praxair, Inc. 3.55%, 11/07/2042	160,000	129,902
Commercial Banks - 0.8%
Barclays Bank PLC 5.14%, 10/14/2020	110,000	117,136
BB&T Corp., Series MTN 1.45%, 01/12/2018 (A)	160,000	155,787
BNP Paribas SA 5.00%, 01/15/2021	85,000	93,244
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 3.38%, 01/19/2017	150,000	157,933
Deutsche Bank AG 6.00%, 09/01/2017	90,000	102,795
Deutsche Bank Financial LLC, Series MTN 5.38%, 03/02/2015	50,000	52,307
HSBC Bank USA NA
4.63%, 04/01/2014	100,000	101,030
4.88%, 08/24/2020	250,000	269,808
KFW 4.50%, 07/16/2018	310,000	347,138
Oesterreichische Kontrollbank AG 5.00%, 04/25/2017	300,000	338,190
PNC Funding Corp.
5.13%, 02/08/2020	105,000	117,932
5.63%, 02/01/2017	95,000	105,450
Royal Bank of Canada, Series MTN 1.50%, 01/16/2018	155,000	151,973
U.S. Bancorp 4.20%, 05/15/2014	50,000	50,704
UBS AG, Series MTN 5.88%, 07/15/2016	100,000	111,193
Wachovia Corp. 5.25%, 08/01/2014	59,000	60,604
Wells Fargo & Co.
1.50%, 01/16/2018	255,000	253,353
3.45%, 02/13/2023	175,000	165,451
3.68%, 06/15/2016 (E)	99,000	105,410
5.63%, 12/11/2017	85,000	97,427
Westpac Banking Corp. 4.88%, 11/19/2019	50,000	55,482
Commercial Services & Supplies - 0.1%
Cintas Corp. No. 2 4.30%, 06/01/2021	145,000	150,535
Republic Services, Inc. 3.80%, 05/15/2018	115,000	121,800
Waste Management, Inc. 7.10%, 08/01/2026	70,000	84,655
Communications Equipment - 0.1%
Cisco Systems, Inc.
2.90%, 11/17/2014	62,000	63,357
5.90%, 02/15/2039	160,000	177,884

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Communications Equipment (continued)
Harris Corp. 6.38%, 06/15/2019	$ 70,000	$ 81,048
Motorola Solutions, Inc. 7.50%, 05/15/2025	15,000	17,795
Computers & Peripherals - 0.0% (C)
Hewlett-Packard Co. 4.30%, 06/01/2021	80,000	81,084
Construction Materials - 0.1%
CRH America, Inc. 8.13%, 07/15/2018	165,000	202,112
Consumer Finance - 0.2%
American Express Co.
5.50%, 09/12/2016	90,000	100,105
8.13%, 05/20/2019	75,000	95,695
Capital One Financial Corp.
3.50%, 06/15/2023	93,000	87,300
4.75%, 07/15/2021	80,000	85,068
Caterpillar Financial Services Corp., Series MTN 6.13%, 02/17/2014	59,000	59,413
HSBC Finance Corp. 6.68%, 01/15/2021	155,000	178,101
Toyota Motor Credit Corp. 0.88%, 07/17/2015	250,000	251,536
Diversified Financial Services - 1.3%
Bank of America Corp.
4.10%, 07/24/2023	355,000	356,506
5.63%, 07/01/2020	205,000	234,256
7.63%, 06/01/2019	445,000	551,946
Bank of America Corp., Series MTN 5.65%, 05/01/2018	90,000	102,444
Bear Stearns Cos., LLC
5.55%, 01/22/2017	90,000	100,304
5.70%, 11/15/2014	175,000	182,791
Berkshire Hathaway, Inc.
3.20%, 02/11/2015	95,000	97,916
3.75%, 08/15/2021 (A)	200,000	206,206
Citigroup, Inc.
3.50%, 05/15/2023	385,000	358,740
5.85%, 08/02/2016	100,000	111,280
8.50%, 05/22/2019	405,000	519,044
ConocoPhillips Canada Funding Co. I 5.63%, 10/15/2016	58,000	64,894
Ford Motor Credit Co., LLC 3.00%, 06/12/2017	460,000	478,086
General Electric Capital Corp. 2.95%, 05/09/2016	120,000	125,637
General Electric Capital Corp., Series MTN 5.63%, 09/15/2017 - 05/01/2018	345,000	393,979
Jefferies Group LLC
6.88%, 04/15/2021	90,000	102,513
8.50%, 07/15/2019	20,000	24,400
JPMorgan Chase & Co.
4.40%, 07/22/2020	540,000	580,478
4.63%, 05/10/2021	53,000	57,134
National Rural Utilities Cooperative Finance Corp. 3.05%, 02/15/2022	155,000	150,578

	Principal	Value
Diversified Telecommunication Services - 0.3%
AT&T, Inc.
4.45%, 05/15/2021	$ 361,000	$ 380,072
5.35%, 09/01/2040	95,000	93,996
5.80%, 02/15/2019	135,000	154,758
Deutsche Telekom International Finance BV 6.00%, 07/08/2019	75,000	86,826
Telefonica Emisiones SAU
5.13%, 04/27/2020	75,000	79,677
6.42%, 06/20/2016	75,000	83,576
Verizon Communications, Inc. 4.60%, 04/01/2021	220,000	232,388
Electric Utilities - 0.4%
AEP Texas Central Co. 6.65%, 02/15/2033	85,000	98,177
Commonwealth Edison Co. 5.80%, 03/15/2018	50,000	57,428
Duke Energy Carolinas LLC 4.25%, 12/15/2041	145,000	135,012
Entergy Texas, Inc. 7.13%, 02/01/2019	100,000	117,560
Florida Power & Light Co. 4.13%, 02/01/2042	115,000	105,840
Georgia Power Co. 5.40%, 06/01/2018	50,000	56,385
NiSource Finance Corp. 6.80%, 01/15/2019	170,000	197,845
Oncor Electric Delivery Co., LLC 6.80%, 09/01/2018	100,000	117,522
PPL Energy Supply LLC 4.60%, 12/15/2021 (A)	145,000	139,337
Progress Energy, Inc. 4.40%, 01/15/2021	165,000	174,125
Wisconsin Electric Power Co.
2.95%, 09/15/2021	95,000	93,351
6.25%, 12/01/2015	205,000	226,213
Electronic Equipment & Instruments - 0.0% (C)
Corning, Inc. 4.75%, 03/15/2042 (A)	155,000	149,280
Energy Equipment & Services - 0.2%
Enterprise Products Operating LLC
3.20%, 02/01/2016	60,000	62,588
5.20%, 09/01/2020	50,000	55,619
5.60%, 10/15/2014	30,000	31,174
Noble Holding International, Ltd. 4.90%, 08/01/2020	55,000	58,046
Plains All American Pipeline, LP / PAA Finance Corp. 8.75%, 05/01/2019	70,000	89,534
Spectra Energy Capital LLC 6.20%, 04/15/2018	70,000	78,979
TransCanada PipeLines, Ltd.
3.80%, 10/01/2020	130,000	134,567
6.50%, 08/15/2018	50,000	58,844
Transocean, Inc. 6.80%, 03/15/2038	100,000	111,301
Weatherford International, Ltd. 9.63%, 03/01/2019	125,000	160,608
Food & Staples Retailing - 0.3%
Ahold Finance USA LLC 6.88%, 05/01/2029	55,000	65,129

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Food & Staples Retailing (continued)
Costco Wholesale Corp. 1.70%, 12/15/2019	$ 165,000	$ 158,933
CVS Caremark Corp. 4.75%, 05/18/2020	90,000	98,333
Delhaize Group SA 6.50%, 06/15/2017 (A)	100,000	112,309
Safeway, Inc. 4.75%, 12/01/2021	215,000	215,896
Wal-Mart Stores, Inc.
1.50%, 10/25/2015	105,000	106,998
2.88%, 04/01/2015	95,000	97,983
4.25%, 04/15/2021	110,000	118,441
Food Products - 0.1%
Bunge, Ltd. Finance Corp.
4.10%, 03/15/2016	55,000	58,077
5.10%, 07/15/2015	35,000	37,049
ConAgra Foods, Inc. 5.88%, 04/15/2014	105,000	106,621
Kellogg Co. 3.13%, 05/17/2022	150,000	142,216
Kraft Foods Group, Inc. 5.38%, 02/10/2020	78,000	88,000
Mondelez International, Inc. 4.13%, 02/09/2016	95,000	100,715
Health Care Equipment & Supplies - 0.0% (C)
Medtronic, Inc. 4.50%, 03/15/2042	135,000	127,873
Health Care Providers & Services - 0.1%
Aetna, Inc. 6.00%, 06/15/2016	15,000	16,766
CIGNA Corp. 4.50%, 03/15/2021	75,000	79,705
Express Scripts Holding Co. 3.90%, 02/15/2022	175,000	175,166
Humana, Inc. 6.45%, 06/01/2016	50,000	55,871
UnitedHealth Group, Inc. 6.00%, 02/15/2018	30,000	34,660
WellPoint, Inc. 7.00%, 02/15/2019	80,000	94,920
Hotels, Restaurants & Leisure - 0.0% (C)
McDonald’s Corp., Series MTN 5.00%, 02/01/2019	85,000	95,781
Yum! Brands, Inc. 3.88%, 11/01/2020 (A)	60,000	60,786
Household Products - 0.1%
Kimberly-Clark Corp. 3.88%, 03/01/2021	115,000	119,886
Procter & Gamble Co. 4.70%, 02/15/2019	85,000	94,940
Independent Power Producers & Energy Traders - 0.1%
Constellation Energy Group, Inc. 5.15%, 12/01/2020	90,000	95,769
Exelon Generation Co., LLC 4.00%, 10/01/2020	145,000	144,944
Industrial Conglomerates - 0.0% (C)
General Electric Co. 5.25%, 12/06/2017	120,000	135,833

	Principal	Value
Insurance - 0.4%
American International Group, Inc.
5.05%, 10/01/2015	$ 100,000	$ 107,104
6.40%, 12/15/2020	70,000	82,730
American International Group, Inc., Series MTN 5.60%, 10/18/2016	75,000	83,561
Aon Corp. 5.00%, 09/30/2020	75,000	82,382
Berkshire Hathaway Finance Corp. 5.40%, 05/15/2018 (A)	205,000	235,797
Genworth Holdings, Inc., Series MTN 6.52%, 05/22/2018 (A)	45,000	51,184
Hartford Financial Services Group, Inc.
4.00%, 03/30/2015	25,000	25,972
5.50%, 03/30/2020	15,000	16,859
6.30%, 03/15/2018	49,000	56,407
Lincoln National Corp. 8.75%, 07/01/2019	135,000	173,766
Marsh & McLennan Cos., Inc.
4.80%, 07/15/2021	55,000	58,632
5.75%, 09/15/2015	24,000	25,923
MetLife, Inc. 7.72%, 02/15/2019	145,000	179,729
Prudential Financial, Inc., Series MTN
3.00%, 05/12/2016	60,000	62,483
5.38%, 06/21/2020	90,000	101,710
XLIT, Ltd. 5.75%, 10/01/2021	80,000	89,830
IT Services - 0.1%
Computer Sciences Corp. 6.50%, 03/15/2018	75,000	86,060
HP Enterprise Services LLC 7.45%, 10/15/2029	75,000	84,384
International Business Machines Corp.
4.00%, 06/20/2042	92,000	82,149
5.60%, 11/30/2039	5,000	5,593
5.70%, 09/14/2017	100,000	114,830
Machinery - 0.0% (C)
Caterpillar, Inc.
3.90%, 05/27/2021	55,000	57,128
7.38%, 03/01/2097	55,000	68,972
Ingersoll-Rand Global Holding Co., Ltd. 6.88%, 08/15/2018	50,000	58,845
Media - 0.5%
21st Century Fox America, Inc.
5.65%, 08/15/2020	85,000	95,250
6.55%, 03/15/2033	75,000	85,272
8.00%, 10/17/2016	100,000	117,702
CBS Corp. 5.75%, 04/15/2020	55,000	61,739
Comcast Cable Communications Holdings, Inc. 9.46%, 11/15/2022	225,000	311,642
Comcast Corp. 6.50%, 01/15/2017	85,000	97,376
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
4.60%, 02/15/2021	90,000	92,942
4.75%, 10/01/2014	95,000	97,826

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Media (continued)
NBCUniversal Media LLC 5.15%, 04/30/2020	$ 50,000	$ 55,887
Reed Elsevier Capital, Inc. 8.63%, 01/15/2019	39,000	48,895
Time Warner Cable, Inc.
5.00%, 02/01/2020	145,000	147,227
5.85%, 05/01/2017	100,000	109,070
Time Warner Entertainment Co., LP 8.38%, 03/15/2023	75,000	86,264
Time Warner, Inc. 4.70%, 01/15/2021	115,000	122,094
Viacom, Inc.
3.50%, 04/01/2017	60,000	63,421
6.25%, 04/30/2016	60,000	66,904
Walt Disney Co., Series MTN 5.50%, 03/15/2019	85,000	96,753
WPP Finance 4.75%, 11/21/2021	16,000	16,633
Metals & Mining - 0.3%
Alcoa, Inc. 5.72%, 02/23/2019	100,000	106,545
Barrick North America Finance LLC 5.70%, 05/30/2041	150,000	128,866
BHP Billiton Finance USA, Ltd. 7.25%, 03/01/2016	90,000	102,006
Newmont Mining Corp.
3.50%, 03/15/2022	395,000	336,218
4.88%, 03/15/2042	150,000	111,066
Rio Tinto Finance USA PLC 4.13%, 08/21/2042 (A)	155,000	136,285
Rio Tinto Finance USA, Ltd.
4.13%, 05/20/2021	80,000	82,984
6.50%, 07/15/2018	45,000	53,121
Teck Resources, Ltd. 6.00%, 08/15/2040	115,000	109,925
Multi-Utilities - 0.1%
Ameren Illinois Co. 9.75%, 11/15/2018	103,000	136,089
Consolidated Edison Co. of New York, Inc. 5.30%, 03/01/2035 (A)	90,000	96,620
Dominion Resources, Inc. 7.50%, 06/30/2066 (B)	95,000	102,362
MidAmerican Energy Holdings Co. 6.13%, 04/01/2036	120,000	136,328
Multiline Retail - 0.1%
Kohl’s Corp. 6.25%, 12/15/2017	50,000	57,342
Macy’s Retail Holdings, Inc. 3.88%, 01/15/2022	150,000	147,852
Nordstrom, Inc. 6.25%, 01/15/2018	30,000	34,707
Target Corp. 7.00%, 01/15/2038	100,000	125,419
Office Electronics - 0.0% (C)
Xerox Corp.
4.50%, 05/15/2021	80,000	82,343
5.63%, 12/15/2019	25,000	27,568
8.25%, 05/15/2014	30,000	30,804

	Principal	Value
Oil, Gas & Consumable Fuels - 0.6%
Anadarko Petroleum Corp.
5.95%, 09/15/2016	$ 120,000	$ 133,688
6.38%, 09/15/2017	59,000	67,736
BP Capital Markets PLC
3.88%, 03/10/2015	95,000	98,828
4.50%, 10/01/2020	195,000	210,681
Canadian Natural Resources, Ltd. 5.90%, 02/01/2018	120,000	136,590
ConocoPhillips Holding Co. 6.95%, 04/15/2029	75,000	94,903
Devon Energy Corp. 4.75%, 05/15/2042	140,000	129,823
EnCana Corp. 3.90%, 11/15/2021 (A)	180,000	178,719
Energy Transfer Partners, LP
6.13%, 02/15/2017	100,000	111,227
6.70%, 07/01/2018	90,000	104,495
Hess Corp.
6.00%, 01/15/2040	50,000	54,057
8.13%, 02/15/2019	40,000	49,685
Husky Energy, Inc. 7.25%, 12/15/2019	50,000	60,331
Kinder Morgan Energy Partners, LP 5.30%, 09/15/2020	125,000	137,890
Marathon Petroleum Corp.
3.50%, 03/01/2016	19,000	19,840
5.13%, 03/01/2021	33,000	35,748
Noble Energy, Inc. 8.25%, 03/01/2019	75,000	93,221
Occidental Petroleum Corp. 2.70%, 02/15/2023 (A)	150,000	137,320
ONEOK Partners, LP 3.25%, 02/01/2016	60,000	62,385
Petro-Canada 6.05%, 05/15/2018	90,000	103,715
Shell International Finance BV 4.38%, 03/25/2020	55,000	60,294
Total Capital International SA 2.70%, 01/25/2023	165,000	152,203
Valero Energy Corp. 6.13%, 02/01/2020	90,000	102,800
Williams Cos., Inc. 7.88%, 09/01/2021	19,000	21,909
Williams Partners, LP 5.25%, 03/15/2020	90,000	98,413
Paper & Forest Products - 0.1%
International Paper Co.
7.50%, 08/15/2021	90,000	110,331
9.38%, 05/15/2019	85,000	111,492
Pharmaceuticals - 0.4%
AbbVie, Inc. 4.40%, 11/06/2042	220,000	205,188
AstraZeneca PLC 6.45%, 09/15/2037	100,000	119,410
GlaxoSmithKline Capital PLC 2.85%, 05/08/2022	220,000	207,492
GlaxoSmithKline Capital, Inc. 5.65%, 05/15/2018	50,000	57,557

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Pharmaceuticals (continued)
Johnson & Johnson 3.55%, 05/15/2021 (A)	$ 200,000	$ 208,080
Merck & Co., Inc. 3.60%, 09/15/2042	80,000	66,264
Merck Sharp & Dohme Corp. 4.75%, 03/01/2015	90,000	94,461
Novartis Capital Corp. 2.90%, 04/24/2015	95,000	98,167
Pfizer, Inc.
5.35%, 03/15/2015	85,000	89,816
6.20%, 03/15/2019	100,000	118,543
Teva Pharmaceutical Finance Co. LLC 6.15%, 02/01/2036	115,000	125,964
Wyeth LLC 5.50%, 02/15/2016	90,000	98,831
Real Estate Investment Trusts - 0.1%
American Tower Corp. 5.05%, 09/01/2020	90,000	95,173
HCP, Inc. 6.00%, 01/30/2017	90,000	100,866
Health Care REIT, Inc. 4.95%, 01/15/2021	175,000	185,039
Simon Property Group, LP 5.75%, 12/01/2015	90,000	97,484
Road & Rail - 0.1%
Burlington Northern Santa Fe LLC 4.40%, 03/15/2042	175,000	155,938
Norfolk Southern Corp. 5.26%, 09/17/2014	90,000	92,989
Ryder System, Inc., Series MTN
3.15%, 03/02/2015	20,000	20,488
3.50%, 06/01/2017	60,000	62,778
Union Pacific Corp. 4.75%, 09/15/2041	140,000	135,694
Semiconductors & Semiconductor Equipment - 0.1%
Applied Materials, Inc. 5.85%, 06/15/2041	200,000	207,107
Software - 0.1%
Microsoft Corp. 4.00%, 02/08/2021 (A)	200,000	211,178
Oracle Corp. 5.25%, 01/15/2016	85,000	92,786
Specialty Retail - 0.1%
AutoZone, Inc. 5.50%, 11/15/2015	55,000	59,529
Home Depot, Inc. 5.40%, 03/01/2016	85,000	93,235
Lowe’s Cos., Inc. 3.80%, 11/15/2021	140,000	144,340
Tobacco - 0.1%
Altria Group, Inc. 9.25%, 08/06/2019	118,000	155,443
Philip Morris International, Inc.
5.65%, 05/16/2018	50,000	57,426
6.38%, 05/16/2038	105,000	124,455
Reynolds American, Inc. 6.75%, 06/15/2017	100,000	114,466

	Principal	Value
Wireless Telecommunication Services - 0.1%
Cellco Partnership / Verizon Wireless Capital LLC 8.50%, 11/15/2018	$ 50,000	$ 63,307
U.S. Cellular Corp. 6.70%, 12/15/2033	10,000	9,479
Vodafone Group PLC 4.38%, 03/16/2021	230,000	238,904

Total Corporate Debt Securities (cost $35,739,222)		35,995,112

CONVERTIBLE BONDS - 0.1%
Beverages - 0.0% (C)
Coca-Cola Co. 4.88%, 03/15/2019	50,000	56,050
Electric Utilities - 0.1%
TECO Finance, Inc. 5.15%, 03/15/2020	75,000	82,252
Oil, Gas & Consumable Fuels - 0.0% (C)
Kinder Morgan Energy Partners, LP 5.95%, 02/15/2018	50,000	56,820
Real Estate Investment Trusts - 0.0% (C)
HCP, Inc., Series MTN 6.70%, 01/30/2018	25,000	29,058

Total Convertible Bonds (cost $214,167)		224,180

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.1%
Automobiles - 0.0% (C)
Volkswagen AG, 1.77% (F)	499	140,428
Oil, Gas & Consumable Fuels - 0.1%
Suncor Energy, Inc., 1.95% (F)	6,600	231,380

Total Convertible Preferred Stocks (cost $286,846)		371,808

PREFERRED STOCKS - 0.1%
Automobiles - 0.0% (C)
Porsche Automobil Holding SE, 2.67% (F)	698	72,865
Household Durables - 0.0% (C)
Garmin, Ltd., 3.90% (A) (F)	800	36,976
Household Products - 0.0% (C)
Henkel AG & Co. KGaA, 1.14% (F)	444	51,608
Independent Power Producers & Energy Traders - 0.0% (C)
Electric Power Development Co., Ltd., 2.28% (F)	500	14,579
Insurance - 0.1%
Great-West Lifeco, Inc., 3.76% (F)	2,700	83,243

Total Preferred Stocks (cost $171,240)		259,271

COMMON STOCKS - 36.2%
Aerospace & Defense - 0.7%
BAE Systems PLC	10,735	77,328
Boeing Co.	3,100	423,119
Bombardier, Inc. - Class B (A)	5,300	23,001
European Aeronautic Defence and Space Co., NV	2,514	193,019
General Dynamics Corp.	700	66,885
Honeywell International, Inc.	2,700	246,699
Lockheed Martin Corp.	1,200	178,392
Northrop Grumman Corp.	2,000	229,220
Precision Castparts Corp.	500	134,650
Raytheon Co.	2,500	226,750
Rockwell Collins, Inc.	700	51,744

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
Aerospace & Defense (continued)
Rolls-Royce Holdings PLC (G)	6,828	$ 144,162
Safran SA	1,048	72,822
Singapore Technologies Engineering, Ltd.	4,000	12,552
Textron, Inc.	400	14,704
Thales SA	600	38,630
United Technologies Corp.	3,700	421,060
Zodiac SA	300	53,137
Air Freight & Logistics - 0.2%
CH Robinson Worldwide, Inc. (A)	600	35,004
Deutsche Post AG	3,560	130,029
Expeditors International of Washington, Inc. (A)	900	39,825
FedEx Corp.	1,300	186,901
Kerry Logistics Network, Ltd. (G)	3,000	4,256
TNT Express NV	2,822	26,197
United Parcel Service, Inc. - Class B	2,600	273,208
Yamato Holdings Co., Ltd.	1,600	32,357
Airlines - 0.1%
ANA Holdings, Inc. (A)	15,000	29,968
Cathay Pacific Airways, Ltd.	8,000	16,961
Delta Air Lines, Inc.	3,400	93,398
easyJet PLC	2,300	58,502
Ryanair Holdings PLC - ADR (G)	72	3,379
Singapore Airlines, Ltd.	2,000	16,498
Southwest Airlines Co.	5,400	101,736
United Continental Holdings, Inc. (A) (G)	2,000	75,660
Auto Components - 0.3%
Aisin Seiki Co., Ltd.	500	20,328
Autoliv, Inc. (A)	300	27,540
BorgWarner, Inc. (A)	1,000	55,910
Bridgestone Corp. (A)	2,800	106,083
Cie Generale des Etablissements Michelin - Class B	701	74,497
Continental AG	385	84,580
Delphi Automotive PLC - Class A	1,700	102,221
Denso Corp.	1,800	95,092
Johnson Controls, Inc.	4,900	251,370
Magna International, Inc. - Class A	1,100	90,195
NGK Spark Plug Co., Ltd.	1,000	23,701
NOK Corp.	600	9,828
Nokian Renkaat OYJ (A)	350	16,784
Pirelli & C. SpA	1,800	31,140
Sumitomo Rubber Industries, Ltd. (A)	900	12,811
Toyoda Gosei Co., Ltd.	800	18,637
Toyota Industries Corp.	500	22,602
Valeo SA	200	22,130
Automobiles - 0.7%
Bayerische Motoren Werke AG	1,182	138,805
Daihatsu Motor Co., Ltd.	1,100	18,659
Daimler AG	4,103	356,076
Fiat SpA (A) (G)	2,784	22,787
Ford Motor Co.	12,800	197,504
Fuji Heavy Industries, Ltd.	2,000	57,478
General Motors Co. (G)	5,963	243,708
Harley-Davidson, Inc.	700	48,468
Honda Motor Co., Ltd. (A)	6,900	284,812
Isuzu Motors, Ltd.	5,000	31,185
Mazda Motor Corp. (G)	11,000	57,003
Mitsubishi Motors Corp. (A) (G)	3,400	36,578
Nissan Motor Co., Ltd.	10,500	87,990
Renault SA	805	64,730

	Shares	Value
Automobiles (continued)
Suzuki Motor Corp.	1,300	$ 35,031
Tesla Motors, Inc. (A) (G)	358	53,836
Toyota Motor Corp.	11,700	713,408
Volkswagen AG	214	58,105
Yamaha Motor Co., Ltd. (A)	1,000	15,034
Beverages - 0.8%
Anheuser-Busch InBev NV	3,375	358,717
Asahi Group Holdings, Ltd. (A)	1,400	39,507
Beam, Inc.	700	47,642
Brown-Forman Corp. - Class B (A)	600	45,342
Carlsberg A/S - Class B	449	49,683
Coca-Cola Amatil, Ltd.	2,030	21,805
Coca-Cola Co. (A)	17,200	710,532
Coca-Cola Enterprises, Inc.	1,300	57,369
Coca-Cola HBC AG (G)	2,980	86,950
Diageo PLC	10,637	352,287
Dr. Pepper Snapple Group, Inc. (A)	1,200	58,464
Heineken Holding NV - Class A	788	49,850
Heineken NV	712	48,074
Kirin Holdings Co., Ltd. (A)	3,200	46,085
Monster Beverage Corp. (G)	1,500	101,655
PepsiCo, Inc.	6,600	547,404
Pernod Ricard SA	783	89,201
Remy Cointreau SA	200	16,781
SABMiller PLC	3,436	176,442
Suntory Beverage & Food, Ltd. (A)	900	28,712
Treasury Wine Estates, Ltd.	5,251	22,599
Biotechnology - 0.5%
Actelion, Ltd. (G)	700	59,375
Alexion Pharmaceuticals, Inc. (G)	808	107,512
Amgen, Inc.	2,833	323,415
Biogen IDEC, Inc. (G)	800	223,800
Celgene Corp. (G)	1,900	321,024
CSL, Ltd.	1,863	114,713
Gilead Sciences, Inc. (G)	6,500	488,475
Grifols SA	894	42,757
Regeneron Pharmaceuticals, Inc. - Class A (A) (G)	400	110,096
Vertex Pharmaceuticals, Inc. (G)	800	59,440
Building Products - 0.1%
Asahi Glass Co., Ltd. (A)	4,400	27,398
ASSA Abloy AB - Class B	1,169	61,892
Cie de St-Gobain	1,480	81,390
Daikin Industries, Ltd.	1,000	62,403
Geberit AG	200	60,676
LIXIL Group Corp.	700	19,217
TOTO, Ltd.	3,000	47,583
Capital Markets - 0.9%
Aberdeen Asset Management PLC	13,100	108,465
Ameriprise Financial, Inc.	2,100	241,605
Bank of New York Mellon Corp.	5,000	174,700
BlackRock, Inc. - Class A	500	158,235
Charles Schwab Corp.	8,600	223,600
CI Financial Corp. (A)	900	29,951
Credit Suisse Group AG	5,302	163,638
Daiwa Securities Group, Inc.	7,000	70,109
Deutsche Bank AG	4,294	206,290
Franklin Resources, Inc.	1,200	69,276
Goldman Sachs Group, Inc.	1,700	301,342
Hargreaves Lansdown PLC	5,300	118,834

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
Capital Markets (continued)
IGM Financial, Inc. - Class B (A)	1,800	$ 95,045
Invesco, Ltd.	1,500	54,600
Julius Baer Group, Ltd. (G)	1,358	65,260
Macquarie Group, Ltd.	1,201	58,978
Mediobanca SpA (G)	1,088	9,514
Morgan Stanley	6,300	197,568
Nomura Holdings, Inc.	15,400	119,008
Northern Trust Corp.	2,500	154,725
Partners Group Holding AG	400	106,676
Schroders PLC - Series R	1,300	55,928
State Street Corp.	1,900	139,441
T. Rowe Price Group, Inc.	1,500	125,655
TD Ameritrade Holding Corp.	2,000	61,280
UBS AG - Class A (G)	13,224	253,204
Chemicals - 1.1%
Agrium, Inc.	400	36,590
Air Liquide SA - Class A	1,290	182,434
Air Products & Chemicals, Inc.	1,600	178,848
Air Water, Inc.	2,000	27,106
Airgas, Inc.	700	78,295
Akzo Nobel NV	623	48,287
Arkema SA	220	25,662
Asahi Kasei Corp.	5,000	39,219
BASF SE - Class R	3,931	419,571
Celanese Corp. - Series A	800	44,248
CF Industries Holdings, Inc. - Class B	200	46,608
Dow Chemical Co.	4,300	190,920
E.I. du Pont de Nemours & Co.	3,400	220,898
Eastman Chemical Co.	600	48,420
Ecolab, Inc.	2,100	218,967
FMC Corp. - Class A	600	45,276
Givaudan SA (G)	100	143,057
Incitec Pivot, Ltd.	7,463	17,859
Israel Chemicals, Ltd.	1,656	13,798
Israel Corp., Ltd. (G)	6	3,157
Johnson Matthey PLC	1,200	65,178
JSR Corp. (A)	600	11,630
K+S AG (A)	602	18,549
Kansai Paint Co., Ltd. (A)	1,300	19,224
Koninklijke DSM NV	1,052	82,724
Kuraray Co., Ltd.	1,000	11,937
Lanxess AG (A)	1,000	66,819
Linde AG	812	170,021
LyondellBasell Industries NV - Class A	2,726	218,843
Mitsubishi Chemical Holdings Corp.	6,000	27,766
Mitsubishi Gas Chemical Co., Inc.	2,000	14,744
Mitsui Chemicals, Inc. (A)	4,000	9,672
Monsanto Co.	1,900	221,445
Mosaic Co.	800	37,816
Nitto Denko Corp.	700	29,599
Novozymes A/S - B Shares	1,430	60,404
Orica, Ltd. (A)	841	17,917
Potash Corp. of Saskatchewan, Inc. (A)	3,700	121,981
PPG Industries, Inc.	400	75,864
Praxair, Inc.	1,100	143,033
Sherwin-Williams Co.	600	110,100
Shin-Etsu Chemical Co., Ltd.	1,700	99,432
Showa Denko KK (A)	6,000	8,510
Sigma-Aldrich Corp.	1,000	94,010

	Shares	Value
Chemicals (continued)
Solvay SA - Class A	297	$ 46,987
Sumitomo Chemical Co., Ltd.	5,000	19,624
Syngenta AG	359	143,132
Taiyo Nippon Sanso Corp. (A)	3,000	21,362
Teijin, Ltd.	4,000	8,910
Toray Industries, Inc.	5,000	34,635
UBE Industries, Ltd.	6,000	12,851
Umicore SA	293	13,687
Yara International ASA	701	30,233
Commercial Banks - 2.9%
Aozora Bank, Ltd. (A)	5,000	14,169
Australia & New Zealand Banking Group, Ltd.	11,341	326,373
Banca Monte dei Paschi di Siena SpA (A) (G)	38,174	9,188
Banco Bilbao Vizcaya Argentaria SA	22,763	280,207
Banco de Sabadell SA (A)	9,825	25,627
Banco Espirito Santo SA (G)	8,203	11,725
Banco Popular Espanol SA (G)	663	3,999
Banco Santander SA - Class A	45,963	411,383
Bank Hapoalim BM	1,671	9,361
Bank Leumi Le-Israel BM (G)	5,397	22,042
Bank of East Asia, Ltd.	8,000	33,891
Bank of Ireland (G)	89,700	31,097
Bank of Kyoto, Ltd. (A)	4,000	33,439
Bank of Montreal	2,699	179,916
Bank of Nova Scotia (A)	5,200	325,193
Bank of Yokohama, Ltd.	3,000	16,738
Bankia SA (A) (G)	48,100	81,655
Barclays PLC	64,908	292,304
BB&T Corp.	1,700	63,444
BNP Paribas SA	4,045	315,240
BOC Hong Kong Holdings, Ltd.	13,500	43,263
Canadian Imperial Bank of Commerce - Class B (A)	1,500	128,105
Chiba Bank, Ltd.	5,000	33,743
Chugoku Bank, Ltd.	1,500	19,065
CIT Group, Inc.	1,000	52,130
Commerzbank AG (G)	5,282	85,269
Commonwealth Bank of Australia	6,725	467,170
Credit Agricole SA (G)	4,225	54,084
Danske Bank A/S - Class R (G)	2,342	53,800
DBS Group Holdings, Ltd.	7,000	94,853
DNB ASA	3,574	64,147
Erste Group Bank AG	1,034	36,046
Fifth Third Bancorp (A)	8,200	172,446
Fukuoka Financial Group, Inc. - Class A	3,000	13,168
Hachijuni Bank, Ltd.	2,000	11,675
Hang Seng Bank, Ltd.	2,800	45,425
HSBC Holdings PLC	76,883	843,331
Intesa Sanpaolo SpA	49,480	121,706
Iyo Bank, Ltd.	2,000	19,622
Joyo Bank, Ltd.	3,000	15,340
KBC Groep NV	1,053	59,755
KeyCorp	4,700	63,074
Lloyds TSB Group PLC (G)	178,633	233,333
M&T Bank Corp. (A)	400	46,568
Mitsubishi UFJ Financial Group, Inc.	53,900	357,863
Mizrahi Tefahot Bank, Ltd.	500	6,544
Mizuho Financial Group, Inc.	96,700	209,939
National Australia Bank, Ltd. - Class N	9,497	295,354

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
Commercial Banks (continued)
National Bank of Canada	700	$ 58,247
Natixis - Class A	7,161	42,105
Nordea Bank AB	13,099	176,611
Oversea-Chinese Banking Corp.	11,000	88,910
PNC Financial Services Group, Inc.	1,900	147,402
Raiffeisen Bank International AG	300	10,593
Regions Financial Corp.	5,500	54,395
Resona Holdings, Inc.	8,000	40,820
Royal Bank of Canada (A)	6,100	410,074
Royal Bank of Scotland Group PLC (G)	12,643	70,785
Seven Bank, Ltd. (A)	5,320	20,807
Shinsei Bank, Ltd. - Class A (A)	10,000	24,479
Shizuoka Bank, Ltd.	2,000	21,363
Skandinaviska Enskilda Banken AB - Class A	5,953	78,647
Societe Generale SA	3,082	179,009
Standard Chartered PLC	8,658	194,986
Sumitomo Mitsui Financial Group, Inc.	5,700	296,419
Sumitomo Mitsui Trust Holdings, Inc.	14,000	74,077
SunTrust Banks, Inc.	4,600	169,326
Suruga Bank, Ltd.	2,000	35,914
Svenska Handelsbanken AB - Class A	1,804	88,697
Swedbank AB - Class A	3,890	109,579
Toronto-Dominion Bank	3,900	367,549
U.S. Bancorp - Class A	6,900	278,760
UniCredit SpA - Class A	18,466	136,217
Unione di Banche Italiane SCPA	8,200	55,590
United Overseas Bank, Ltd.	5,000	84,155
Wells Fargo & Co.	21,400	971,560
Westpac Banking Corp.	12,953	374,499
Commercial Services & Supplies - 0.2%
ADT Corp. (A)	550	22,259
Aggreko PLC	1,351	38,234
Brambles, Ltd.	3,848	31,438
Dai Nippon Printing Co., Ltd.	3,000	31,866
Edenred	700	23,430
G4S PLC	15,300	66,507
Republic Services, Inc. - Class A	1,400	46,480
Secom Co., Ltd.	800	48,268
Securitas AB - Class B	2,900	30,857
Societe BIC SA	200	24,504
Stericycle, Inc. (G)	600	69,702
Toppan Printing Co., Ltd.	2,000	16,009
Tyco International, Ltd.	4,300	176,472
Waste Management, Inc. (A)	3,300	148,071
Communications Equipment - 0.4%
Alcatel-Lucent (G)	12,500	56,025
Blackberry, Ltd. (G)	1,700	12,643
Cisco Systems, Inc.	22,700	509,615
F5 Networks, Inc. - Class B (A) (G)	500	45,430
Juniper Networks, Inc. (G)	1,800	40,626
Motorola Solutions, Inc.	2,213	149,378
Nokia OYJ (G)	16,698	134,920
QUALCOMM, Inc.	7,300	542,025
Telefonaktiebolaget LM Ericsson - Class B	12,776	155,988
Computers & Peripherals - 0.8%
Apple, Inc.	4,000	2,244,440
EMC Corp.	7,400	186,110
Hewlett-Packard Co.	7,200	201,456
NEC Corp.	7,000	15,800

	Shares	Value
Computers & Peripherals (continued)
NetApp, Inc.	3,400	$ 139,876
SanDisk Corp.	1,000	70,540
Seagate Technology PLC	2,800	157,248
Western Digital Corp.	900	75,510
Construction & Engineering - 0.2%
ACS Actividades Co.	855	29,429
Bouygues SA - Class A	753	28,404
Chiyoda Corp.	1,000	14,517
Ferrovial SA	2,900	56,113
Fluor Corp.	600	48,174
JGC Corp.	1,300	51,017
Kajima Corp.	4,900	18,429
Leighton Holdings, Ltd. (A)	3,687	53,036
Obayashi Corp.	6,000	34,223
Shimizu Corp.	5,000	25,265
Skanska AB - Class B	2,057	42,082
SNC-Lavalin Group, Inc.	1,300	58,486
Taisei Corp. (A)	5,200	23,665
Vinci SA	1,996	131,034
Construction Materials - 0.1%
Boral, Ltd. (A)	2,548	10,852
CRH PLC	3,021	76,054
Fletcher Building, Ltd.	3,130	21,906
HeidelbergCement AG	650	49,358
Holcim, Ltd. (G)	832	62,204
Imerys SA	600	52,175
James Hardie Industries PLC	4,700	54,304
Lafarge SA	552	41,364
Taiheiyo Cement Corp.	8,000	30,766
Consumer Finance - 0.2%
Acom Co., Ltd. (A) (G)	7,500	25,554
AEON Financial Service Co., Ltd. (A)	1,000	26,815
American Express Co.	3,800	344,774
Capital One Financial Corp.	2,500	191,525
Credit Saison Co., Ltd.	600	15,817
Discover Financial Services	1,300	72,735
ORIX Corp.	5,460	95,943
SLM Corp.	2,600	68,328
Containers & Packaging - 0.0% (C)
Amcor, Ltd.	3,510	33,065
Ball Corp.	600	30,996
Orora, Ltd. (A) (G)	3,510	3,635
Toyo Seikan Group Holdings, Ltd.	1,600	34,445
Distributors - 0.0% (C)
Genuine Parts Co. (A)	600	49,914
Jardine Cycle & Carriage, Ltd. (A)	180	5,128
Diversified Consumer Services - 0.0% (C)
Benesse Holdings, Inc.	300	12,052
Diversified Financial Services - 1.1%
ASX, Ltd.	1,449	47,561
Bank of America Corp.	45,600	709,992
Berkshire Hathaway, Inc. - Class B (G)	4,500	533,520
CaixaBank SA	9,638	50,225
Citigroup, Inc.	12,911	672,792
CME Group, Inc. - Class A	1,000	78,460
Deutsche Boerse AG	586	48,564
Eurazeo SA	840	65,845
Exor SpA	200	7,949
First Pacific Co., Ltd.	17,000	19,336

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
Diversified Financial Services (continued)
Groupe Bruxelles Lambert SA	429	$ 39,382
Hong Kong Exchanges and Clearing, Ltd.	4,600	76,644
Industrivarden AB - Class C	2,000	38,055
ING Groep NV - CVA (G)	13,860	192,579
IntercontinentalExchange Group, Inc.	640	143,949
Investment AB Kinnevik - Class B	999	46,315
Investor AB - Class B	1,891	65,171
Japan Exchange Group, Inc.	500	14,212
JPMorgan Chase & Co.	16,100	941,528
McGraw-Hill Financial, Inc.	2,300	179,860
Mitsubishi UFJ Lease & Finance Co., Ltd.	3,000	18,444
Moody’s Corp. (A)	1,000	78,470
Pargesa Holding SA	651	52,434
Pohjola Bank PLC - Class A	618	12,391
Singapore Exchange, Ltd.	4,000	23,012
Wendel SA	400	58,302
Diversified Telecommunication Services - 0.9%
AT&T, Inc.	24,800	871,968
BCE, Inc. (A)	600	25,982
Belgacom SA (A)	842	24,910
Bell Aliant, Inc. (A)	1,150	28,938
Bezeq Israeli Telecommunication Corp., Ltd.	12,438	21,082
BT Group PLC - Class A	33,088	207,881
CenturyLink, Inc. (A)	1,549	49,336
Deutsche Telekom AG	12,511	215,567
Elisa OYJ	964	25,542
HKT Trust / HKT, Ltd.	14,000	13,848
Iliad SA	123	25,195
Inmarsat PLC	4,216	52,780
Koninklijke KPN NV (G)	27,789	89,571
Nippon Telegraph & Telephone Corp.	1,800	96,949
Orange SA	6,700	82,955
PCCW, Ltd.	8,000	3,580
Portugal Telecom SGPS SA	2,505	10,890
Singapore Telecommunications, Ltd.	34,000	98,609
Swisscom AG	129	68,176
TDC A/S - Class B	2,394	23,221
Telecom Corp. of New Zealand, Ltd. (A)	6,787	12,866
Telecom Italia SpA	49,323	49,183
Telecom Italia SpA - RSP	35,922	28,186
Telefonica SA	17,045	277,516
Telekom Austria AG	1,367	10,351
Telenor ASA	3,562	85,109
TeliaSonera AB	10,340	86,240
Telstra Corp., Ltd.	15,830	74,207
TELUS Corp.	800	27,534
TELUS Corp. (H)	800	27,594
Verizon Communications, Inc.	12,000	589,680
Windstream Holdings, Inc. (A)	8,000	63,840
Electric Utilities - 0.4%
American Electric Power Co., Inc.	1,200	56,088
Cheung Kong Infrastructure Holdings, Ltd. (A)	6,000	37,992
Chubu Electric Power Co., Inc.	2,300	29,734
Chugoku Electric Power Co., Inc.	1,700	26,470
CLP Holdings, Ltd.	6,500	51,384
Contact Energy, Ltd.	665	2,806
Duke Energy Corp.	2,296	158,447
Edison International	900	41,670
EDP - Energias de Portugal SA	8,920	32,764

	Shares	Value
Electric Utilities (continued)
Electricite de France	1,016	$ 35,900
Enel SpA	23,905	104,307
Entergy Corp. - Class B (A)	600	37,962
Exelon Corp.	3,078	84,306
FirstEnergy Corp.	1,066	35,157
Fortis, Inc. (A)	1,300	37,265
Fortum OYJ	1,987	45,458
Hokkaido Electric Power Co., Inc. (A) (G)	800	9,206
Hokuriku Electric Power Co.	1,400	19,013
Iberdrola SA	20,045	127,814
Kansai Electric Power Co., Inc. (G)	2,700	31,075
Kyushu Electric Power Co., Inc. (G)	3,500	44,701
NextEra Energy, Inc.	1,700	145,554
Northeast Utilities	1,061	44,976
Power Assets Holdings, Ltd.	5,000	39,784
PPL Corp.	2,900	87,261
Red Electrica Corp. SA (A)	400	26,689
Shikoku Electric Power Co., Inc. (A) (G)	500	7,498
Southern Co.	3,100	127,441
SP AusNet (A)	1,005	1,117
SSE PLC - Class B	2,398	54,402
Terna Rete Elettrica Nazionale SpA	4,393	21,939
Tohoku Electric Power Co., Inc. (G)	1,300	14,645
Tokyo Electric Power Co., Inc. (A) (G)	5,300	26,114
Xcel Energy, Inc. (A)	1,400	39,116
Electrical Equipment - 0.3%
ABB, Ltd. (G)	7,949	210,172
Alstom SA	629	22,909
AMETEK, Inc. - Class A (A)	1,050	55,304
Eaton Corp. PLC	1,994	151,783
Emerson Electric Co.	2,700	189,486
Legrand SA	1,171	64,534
Mitsubishi Electric Corp.	8,000	100,596
Nidec Corp. (A)	500	49,257
Osram Licht AG (G)	351	19,798
Prysmian SpA	896	23,069
Rockwell Automation, Inc. - Class B (A)	500	59,080
Roper Industries, Inc.	400	55,472
Schneider Electric SA	2,182	190,313
Sumitomo Electric Industries, Ltd.	2,700	45,133
Electronic Equipment & Instruments - 0.2%
Amphenol Corp. - Class A	600	53,508
Corning, Inc.	3,700	65,934
FUJIFILM Holdings Corp.	1,700	48,255
Hexagon AB - Class B	1,472	46,563
Hirose Electric Co., Ltd.	100	14,255
Hitachi Chemical Co., Ltd.	700	11,164
Hitachi High-Technologies Corp.	500	12,588
Hitachi, Ltd.	19,500	147,852
Hoya Corp.	1,600	44,499
Keyence Corp.	200	85,637
Kyocera Corp.	1,200	59,990
Murata Manufacturing Co., Ltd.	700	62,253
Nippon Electric Glass Co., Ltd.	1,500	7,880
Omron Corp.	600	26,516
TDK Corp.	300	14,392
TE Connectivity, Ltd.	3,400	187,374
Energy Equipment & Services - 0.5%
Aker Solutions ASA	1,064	19,050
AMEC PLC	1,700	30,628

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
Energy Equipment & Services (continued)
Baker Hughes, Inc.	3,000	$ 165,780
Cameron International Corp. (G)	2,500	148,825
CGG SA (G)	1,038	17,964
Diamond Offshore Drilling, Inc. (A)	600	34,152
Ensco PLC - Class A	800	45,744
FMC Technologies, Inc. (A) (G)	800	41,768
Fugro NV - CVA	354	21,094
Halliburton Co.	3,900	197,925
National Oilwell Varco, Inc.	1,800	143,154
Noble Corp. PLC	1,000	37,470
Petrofac, Ltd.	2,778	56,307
Rowan Cos. PLC (G)	300	10,608
Saipem SpA	1,338	28,694
Schlumberger, Ltd.	5,639	508,130
SeaDrill, Ltd.	1,286	52,706
Subsea 7 SA	1,363	26,130
Technip SA	431	41,422
Tenaris SA (A)	1,818	39,615
Transocean, Ltd.	1,113	54,470
Weatherford International, Ltd. (G)	5,900	91,391
WorleyParsons, Ltd. (A)	874	12,955
Food & Staples Retailing - 0.8%
Aeon Co., Ltd.	2,200	29,825
Alimentation Couche Tard, Inc. - Class B	400	30,079
Carrefour SA	2,140	84,816
Casino Guichard Perrachon SA	508	58,543
Colruyt SA	532	29,699
Costco Wholesale Corp.	1,600	190,416
CVS Caremark Corp.	4,700	336,379
Delhaize Group SA	429	25,496
Distribuidora Internacional de Alimentacion SA	1,040	9,300
FamilyMart Co., Ltd. (A)	300	13,706
George Weston, Ltd. - Class A (A)	400	29,183
J. Sainsbury PLC	9,900	59,838
Jeronimo Martins SGPS SA	1,149	22,469
Koninklijke Ahold NV	2,746	49,299
Kroger Co.	1,600	63,248
Lawson, Inc. (A)	200	14,967
Loblaw Cos., Ltd. (A)	1,000	39,896
Metcash, Ltd. (A)	17,745	50,069
Metro AG	1,800	87,264
Olam International, Ltd. (A)	7,000	8,515
Seven & I Holdings Co., Ltd.	3,200	127,412
Shoppers Drug Mart Corp. (A)	1,100	60,258
Sysco Corp. (A)	4,300	155,230
Tesco PLC	29,088	161,051
Wal-Mart Stores, Inc.	7,900	621,651
Walgreen Co.	3,700	212,528
Wesfarmers, Ltd.	3,578	140,699
Whole Foods Market, Inc. (A)	1,800	104,094
WM Morrison Supermarkets PLC	23,879	103,206
Woolworths, Ltd.	5,314	160,614
Food Products - 0.9%
Ajinomoto Co., Inc. (A)	3,000	43,430
Archer-Daniels-Midland Co.	4,900	212,660
Associated British Foods PLC	2,519	101,989
Bunge, Ltd.	600	49,266
Campbell Soup Co. (A)	1,100	47,608
ConAgra Foods, Inc.	1,500	50,550

	Shares	Value
Food Products (continued)
Danone	2,489	$ 179,150
General Mills, Inc. (A)	2,700	134,757
Golden Agri-Resources, Ltd. (A)	31,000	13,388
Hershey Co. (A)	600	58,338
Hormel Foods Corp.	1,700	76,789
JM Smucker Co.	500	51,810
Kellogg Co.	2,200	134,354
Kerry Group PLC - Class A	740	51,410
Kraft Foods Group, Inc.	2,033	109,619
Lindt & Spruengli AG	1	53,921
Mead Johnson Nutrition Co. - Class A	500	41,880
MEIJI Holdings Co., Ltd.	300	19,283
Mondelez International, Inc. - Class A	6,100	215,330
Nestle SA	13,962	1,023,275
Nippon Meat Packers, Inc.	1,000	17,188
Nisshin Seifun Group, Inc. (A)	2,200	22,753
Nissin Foods Holdings Co., Ltd. (A)	300	12,660
Saputo, Inc.	500	22,777
Tate & Lyle PLC	2,200	29,473
Toyo Suisan Kaisha, Ltd.	1,000	30,041
Unilever NV - CVA	6,902	277,968
Unilever PLC	4,638	190,625
Wilmar International, Ltd. (A)	8,000	21,681
Yakult Honsha Co., Ltd. - Class A (A)	600	30,317
Yamazaki Baking Co., Ltd.	2,500	25,645
Gas Utilities - 0.1%
APA Group (A)	2,800	15,001
Enagas SA	700	18,292
EQT Corp.	600	53,868
Gas Natural SDG SA	2,960	76,127
Hong Kong & China Gas Co., Ltd.	20,757	47,701
ONEOK, Inc.	2,500	155,450
Osaka Gas Co., Ltd.	7,000	27,493
Snam SpA	8,096	45,252
Toho Gas Co., Ltd. (A)	3,600	17,525
Tokyo Gas Co., Ltd.	9,000	44,358
Health Care Equipment & Supplies - 0.5%
Abbott Laboratories	6,700	256,811
Baxter International, Inc.	2,000	139,100
Becton Dickinson and Co. (A)	1,700	187,833
Boston Scientific Corp. (G)	6,000	72,120
Coloplast A/S - Class B	750	49,722
Covidien PLC	2,000	136,200
CR Bard, Inc. (A)	700	93,758
Edwards Lifesciences Corp. (A) (G)	400	26,304
Elekta AB - Class B	1,200	18,364
Essilor International SA	764	81,224
Getinge AB - Class B	903	30,953
Intuitive Surgical, Inc. (A) (G)	200	76,816
Medtronic, Inc.	3,800	218,082
Olympus Corp. (G)	800	25,373
Smith & Nephew PLC	4,334	61,793
Sonova Holding AG (G)	403	54,342
St. Jude Medical, Inc.	2,100	130,095
Stryker Corp.	2,400	180,336
Sysmex Corp.	300	17,720
Terumo Corp.	400	19,312
Zimmer Holdings, Inc. - Class A	600	55,914

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
Health Care Providers & Services - 0.6%
Aetna, Inc.	3,200	$ 219,488
Alfresa Holdings Corp.	400	19,854
AmerisourceBergen Corp. - Class A	1,000	70,310
Cardinal Health, Inc.	900	60,129
Catamaran Corp. (G)	800	37,995
Celesio AG	1,600	50,731
CIGNA Corp.	1,300	113,724
DaVita HealthCare Partners, Inc. (G)	1,200	76,044
Express Scripts Holding Co. (G)	2,928	205,663
Fresenius Medical Care AG & Co., KGaA	568	40,513
Fresenius SE & Co. KGaA	348	53,513
HCA Holdings, Inc. (G)	4,039	192,701
Humana, Inc. - Class A (A)	1,300	134,186
Laboratory Corp. of America Holdings (A) (G)	400	36,548
McKesson Corp.	1,000	161,400
Medipal Holdings Corp.	900	11,881
Miraca Holdings, Inc.	300	14,153
Quest Diagnostics, Inc. (A)	1,900	101,726
Ramsay Health Care, Ltd.	2,022	78,103
Ryman Healthcare, Ltd.	1,600	10,329
Sonic Healthcare, Ltd.	2,010	29,757
Suzuken Co., Ltd.	700	22,675
UnitedHealth Group, Inc.	3,800	286,140
WellPoint, Inc.	1,600	147,824
Health Care Technology - 0.0% (C)
Cerner Corp. (A) (G)	1,000	55,740
Hotels, Restaurants & Leisure - 0.6%
Accor SA	574	27,085
Carnival Corp. (A)	3,800	152,646
Carnival PLC - Class A	3,300	136,670
Chipotle Mexican Grill, Inc. - Class A (A) (G)	136	72,458
Compass Group PLC	4,824	77,327
Crown Resorts, Ltd.	2,758	41,495
Echo Entertainment Group, Ltd. - Class A	3,197	7,022
Galaxy Entertainment Group, Ltd. (G)	11,400	102,249
Genting Singapore PLC	36,000	42,648
Las Vegas Sands Corp.	2,900	228,723
Marriott International, Inc. - Class A (A)	2,300	113,528
McDonald’s Corp.	4,300	417,229
McDonald’s Holdings Co., Japan, Ltd. (A)	400	10,215
MGM China Holdings, Ltd.	4,000	17,100
Oriental Land Co., Ltd.	200	28,843
Sands China, Ltd.	10,000	82,019
Shangri-La Asia, Ltd.	8,000	15,620
SJM Holdings, Ltd.	7,000	23,380
Sodexo	250	25,327
Starbucks Corp.	2,700	211,653
Starwood Hotels & Resorts Worldwide, Inc.	600	47,670
Tatts Group, Ltd.	8,000	22,144
Tim Hortons, Inc.	400	23,343
Wynn Macau, Ltd. (A)	9,161	41,586
Wynn Resorts, Ltd. (A)	300	58,263
Yum! Brands, Inc.	1,700	128,537
Household Durables - 0.1%
Electrolux AB - Series B	977	25,531
Husqvarna AB - Class B	2,400	14,451
Iida Group Holdings Co., Ltd. (G)	700	13,972
Panasonic Corp.	9,500	110,743
Rinnai Corp.	200	15,582

	Shares	Value
Household Durables (continued)
Sekisui Chemical Co., Ltd.	3,000	$ 36,815
Sekisui House, Ltd.	3,000	41,980
Sharp Corp. (G)	8,400	26,745
Sony Corp. (A)	4,300	74,125
Household Products - 0.5%
Church & Dwight Co., Inc.	900	59,652
Clorox Co. (A)	600	55,656
Colgate-Palmolive Co.	3,400	221,714
Henkel AG & Co. KGaA	564	58,802
Kao Corp.	1,900	59,815
Kimberly-Clark Corp.	1,400	146,244
Procter & Gamble Co.	11,600	944,356
Reckitt Benckiser Group PLC - Class A	2,437	193,424
Svenska Cellulosa AB SCA - Class B	2,423	74,647
UniCharm Corp.	300	17,118
Independent Power Producers & Energy Traders - 0.1%
AES Corp.	3,000	43,530
Calpine Corp. (G)	6,500	126,815
Enel Green Power SpA	17,983	45,242
Industrial Conglomerates - 0.7%
3M Co.	2,400	336,600
Danaher Corp.	2,100	162,120
General Electric Co.	44,800	1,255,744
Hutchison Whampoa, Ltd.	9,000	122,448
Keppel Corp., Ltd.	5,200	46,109
Koninklijke Philips NV	3,632	133,133
NWS Holdings, Ltd.	12,000	18,292
Orkla ASA	2,487	19,439
SembCorp Industries, Ltd.	4,000	17,402
Siemens AG - Class A	3,519	482,520
Smiths Group PLC	3,680	90,190
Toshiba Corp.	15,000	63,147
Insurance - 1.4%
ACE, Ltd.	1,400	144,942
Aflac, Inc.	1,200	80,160
Ageas	901	38,363
AIA Group, Ltd.	51,600	258,855
Allianz SE - Class A	1,904	342,579
Allstate Corp.	1,200	65,448
American International Group, Inc.	5,920	302,216
AMP, Ltd.	21,333	83,622
AON PLC	2,300	192,947
Arch Capital Group, Ltd. (G)	300	17,907
Assicurazioni Generali SpA	4,281	100,579
Aviva PLC	10,097	75,190
Chubb Corp. - Class A (A)	700	67,641
CNP Assurances	1,601	32,817
Dai-ichi Life Insurance Co., Ltd.	3,700	61,912
Delta Lloyd NV	307	7,619
Everest RE Group, Ltd.	100	15,587
Gjensidige Forsikring ASA - Class A	1,640	31,366
Hannover Rueck SE	1,000	85,971
Hartford Financial Services Group, Inc.	1,800	65,214
Insurance Australia Group, Ltd.	7,001	36,382
Intact Financial Corp.	700	45,713
Legal & General Group PLC	25,762	95,005
Lincoln National Corp.	400	20,648
Loews Corp.	2,700	130,248
Manulife Financial Corp.	7,900	155,880

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
Insurance (continued)
Mapfre SA	14,080	$ 60,298
Marsh & McLennan Cos., Inc.	3,900	188,604
MetLife, Inc.	4,000	215,680
MS&AD Insurance Group Holdings	2,100	56,446
Muenchener Rueckversicherungs AG	631	139,180
NKSJ Holdings, Inc.	1,700	47,317
Old Mutual PLC	21,089	66,038
PartnerRe, Ltd.	300	31,629
Power Corp. of Canada (A)	2,000	60,155
Power Financial Corp. (A)	1,100	37,279
Principal Financial Group, Inc.	1,400	69,034
Progressive Corp.	5,200	141,804
Prudential Financial, Inc.	2,000	184,440
Prudential PLC	9,209	204,345
QBE Insurance Group, Ltd.	5,037	51,767
RenaissanceRe Holdings, Ltd. (A)	200	19,468
RSA Insurance Group PLC	67,400	102,013
Sampo - Class A	1,811	89,015
SCOR SE	874	31,941
Sony Financial Holdings, Inc.	2,620	47,725
Standard Life PLC	17,652	105,114
Sun Life Financial, Inc.	2,500	88,303
Suncorp Group, Ltd.	5,451	63,760
Swiss Life Holding AG (G)	300	62,370
Swiss Re AG (G)	1,463	134,872
T&D Holdings, Inc.	2,450	34,292
Tokio Marine Holdings, Inc.	3,100	103,756
Travelers Cos., Inc.	1,600	144,864
Tryg A/S	292	28,236
Vienna Insurance Group AG	130	6,497
Willis Group Holdings PLC (A)	1,000	44,810
XL Group PLC - Class A	2,500	79,600
Zurich Insurance Group AG (G)	509	147,643
Internet & Catalog Retail - 0.3%
Amazon.com, Inc. (G)	1,500	598,185
Liberty Interactive Corp. - Series A (G)	2,000	58,700
NetFlix, Inc. (G)	200	73,634
priceline.com, Inc. (G)	200	232,480
Rakuten, Inc. (A)	3,073	45,860
Internet Software & Services - 0.6%
DeNA Co., Ltd. (A)	410	8,643
eBay, Inc. (G)	4,200	230,538
Facebook, Inc. - Class A (G)	7,400	404,484
Google, Inc. - Class A (G)	1,200	1,344,852
Gree, Inc. (A)	1,700	16,773
LinkedIn Corp. - Class A (G)	500	108,415
Yahoo Japan Corp.	4,100	22,863
Yahoo! Inc. (G)	4,200	169,848
IT Services - 0.7%
Accenture PLC - Class A	2,300	189,106
Amadeus IT Holding SA - Class A	1,507	64,486
AtoS	313	28,329
Automatic Data Processing, Inc.	2,100	169,701
Capital Gemini SA	492	33,253
CGI Group, Inc. - Class A (G)	1,300	43,494
Cognizant Technology Solutions Corp. - Class A (G)	1,600	161,568
Computershare, Ltd.	1,070	10,873
Fidelity National Information Services, Inc.	1,100	59,048

	Shares	Value
IT Services (continued)
Fiserv, Inc. (G)	1,000	$ 59,050
Fujitsu, Ltd. (G)	7,000	36,279
International Business Machines Corp.	4,600	862,822
ITOCHU Techno-Solutions Corp. (A)	400	16,213
Mastercard, Inc. - Class A	400	334,184
Nomura Research Institute, Ltd.	1,500	47,404
NTT Data Corp.	1,211	44,739
Paychex, Inc. (A)	1,200	54,636
Teradata Corp. (G)	1,500	68,235
Visa, Inc. - Class A (A)	2,200	489,896
Western Union Co. (A)	2,100	36,225
Leisure Equipment & Products - 0.1%
Mattel, Inc.	2,600	123,708
Namco Bandai Holdings, Inc.	1,400	31,084
Nikon Corp. (A)	1,200	22,933
Sankyo Co., Ltd.	300	13,836
Sega Sammy Holdings, Inc.	600	15,291
Shimano, Inc.	200	17,170
Life Sciences Tools & Services - 0.1%
Agilent Technologies, Inc.	2,800	160,132
QIAGEN NV (G)	1,900	44,358
Thermo Fisher Scientific, Inc. (A)	1,500	167,025
Machinery - 0.8%
Alfa Laval AB	1,076	27,646
Amada Co., Ltd.	3,000	26,494
Andritz AG	300	18,801
Atlas Copco AB - Class A	2,427	67,388
Atlas Copco AB - Class B	1,598	40,623
Caterpillar, Inc. (A)	2,300	208,863
CNH Industrial NV (G)	3,146	35,857
Cummins, Inc.	1,300	183,261
Deere & Co. (A)	1,600	146,128
Dover Corp.	1,300	125,502
FANUC Corp.	800	146,592
GEA Group AG	1,022	48,735
Hino Motors, Ltd.	2,000	31,506
Hitachi Construction Machinery Co., Ltd. (A)	200	4,280
IHI Corp. (A)	5,000	21,623
Illinois Tool Works, Inc. - Class A	1,800	151,344
Ingersoll-Rand PLC	2,700	166,320
Joy Global, Inc. (A)	500	29,245
JTEKT Corp.	1,200	20,475
Kawasaki Heavy Industries, Ltd.	7,000	29,398
Komatsu, Ltd.	4,000	82,125
Kone OYJ - Class B (A)	1,488	67,107
Kubota Corp.	5,000	82,936
Kurita Water Industries, Ltd. (A)	500	10,373
Makita Corp.	300	15,778
MAN SE	321	39,413
Metso OYJ (A)	455	15,278
Mitsubishi Heavy Industries, Ltd.	11,000	68,129
Nabtesco Corp.	600	13,847
NGK Insulators, Ltd.	1,400	26,643
NSK, Ltd.	2,000	24,925
PACCAR, Inc.	2,800	165,676
Parker Hannifin Corp.	1,400	180,096
Pentair, Ltd.	263	20,427
Sandvik AB	3,623	51,134
Scania AB - Class B	970	19,011

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
Machinery (continued)
Schindler Holding AG	200	$ 29,505
SembCorp Marine, Ltd. (A)	4,000	14,105
SKF AB - Class B	2,461	64,541
SMC Corp.	200	50,478
Stanley Black & Decker, Inc.	1,700	137,173
Sumitomo Heavy Industries, Ltd.	4,000	18,431
THK Co., Ltd.	1,000	24,976
Vallourec SA	994	54,151
Valmet Corp. (A)	455	4,178
Volvo AB - Class B	7,096	93,372
Wartsila OYJ Abp	587	28,940
Weir Group PLC	2,900	102,384
Yangzijiang Shipbuilding Holdings, Ltd.	14,000	13,146
Marine - 0.0% (C)
A.P. Moller - Maersk A/S - Class A	1	10,301
A.P. Moller - Maersk A/S - Class B	3	32,466
Keuhne & Nagel International AG	443	58,228
Mitsui O.S.K. Lines, Ltd.	3,000	13,539
Nippon Yusen KK	11,000	35,172
Media - 1.2%
Axel Springer SE (A)	700	45,067
British Sky Broadcasting Group PLC	4,495	62,823
CBS Corp. - Class B	1,500	95,610
Comcast Corp. - Class A	8,900	462,489
Comcast Corp. - Special Class A	1,500	74,820
Dentsu, Inc.	1,300	53,168
DIRECTV (G)	2,500	172,725
Discovery Communications, Inc. - Series A (A) (G)	2,000	180,840
DISH Network Corp. - Class A (G)	3,200	185,344
Eutelsat Communications SA	1,278	39,848
ITV PLC	17,100	54,934
JCDecaux SA	1,315	54,217
Kabel Deutschland Holding AG	800	103,695
Lagardere SCA	1,800	66,909
Liberty Global PLC (G)	2,200	195,778
Liberty Media Corp. - Class A (G)	600	87,870
News Corp. - Class A (G)	1,524	27,462
Omnicom Group, Inc.	2,300	171,051
Pearson PLC	2,730	60,623
Publicis Groupe SA	701	64,140
Reed Elsevier NV	3,606	76,396
Reed Elsevier PLC	6,093	90,706
Scripps Networks Interactive, Inc. - Class A (A)	900	77,769
SES SA	872	28,227
Shaw Communications, Inc. - Class B (A)	2,200	53,537
Singapore Press Holdings, Ltd. (A)	7,000	22,854
Sirius XM Holdings, Inc. (A) (G)	37,874	132,180
Telenet Group Holding NV	200	11,934
Thomson Reuters Corp. - Class B (A)	1,600	60,506
Time Warner Cable, Inc.	1,300	176,150
Time Warner, Inc.	3,500	244,020
Toho Co., Ltd.	1,100	24,200
Twenty-First Century Fox, Inc. - Class A (A)	6,100	214,598
Twenty-First Century Fox, Inc. - Class B	1,900	65,740
Viacom, Inc. - Class B	1,200	104,808
Vivendi SA	5,666	149,308
Walt Disney Co. - Class A	7,200	550,080
Wolters Kluwer NV	700	19,977
WPP PLC - Class A	3,710	84,781

	Shares	Value
Metals & Mining - 0.7%
Agnico Eagle Mines, Ltd.	600	$ 15,832
Alcoa, Inc. (A)	12,400	131,812
Anglo American PLC	4,851	106,036
Antofagasta PLC - Class A	5,815	79,346
ArcelorMittal	4,057	72,388
Barrick Gold Corp.	4,200	73,977
BHP Billiton PLC	7,679	237,663
BHP Billiton, Ltd.	13,601	461,363
Boliden AB	1,192	18,275
Daido Steel Co., Ltd.	1,900	9,456
Eldorado Gold Corp. - Class A	5,200	29,518
First Quantum Minerals, Ltd.	3,948	71,136
Fortescue Metals Group, Ltd. (A)	11,892	61,799
Franco-Nevada Corp.	500	20,377
Freeport-McMoRan Copper & Gold, Inc.	3,400	128,316
Fresnillo PLC	4,101	50,627
Goldcorp, Inc.	2,900	62,900
Hitachi Metals, Ltd.	1,400	19,809
Iluka Resources, Ltd. (A)	5,315	40,956
JFE Holdings, Inc.	2,100	50,043
Kinross Gold Corp.	6,433	28,160
Kobe Steel, Ltd. (A) (G)	9,000	15,429
Mitsubishi Materials Corp.	4,000	14,786
New Gold, Inc. (G)	2,650	13,871
Newcrest Mining, Ltd.	3,252	22,649
Newmont Mining Corp.	2,100	48,363
Nippon Steel & Sumitomo Metal Corp.	31,000	103,968
Norsk Hydro ASA	5,754	25,741
Nucor Corp. (A)	1,000	53,380
Randgold Resources, Ltd.	700	43,932
Rio Tinto PLC	4,842	273,377
Rio Tinto, Ltd.	1,626	98,988
Silver Wheaton Corp.	1,500	30,290
Sumitomo Metal Mining Co., Ltd.	2,000	26,207
Teck Resources, Ltd. - Class B (A)	2,100	54,662
ThyssenKrupp AG (G)	1,549	37,772
Turquoise Hill Resources, Ltd. (A) (G)	6,045	19,975
Voestalpine AG	563	27,055
Yamana Gold, Inc.	3,200	27,594
Multi-Utilities - 0.5%
AGL Energy, Ltd.	3,330	44,690
Ameren Corp.	1,100	39,776
Canadian Utilities, Ltd. - Class A	600	20,148
CenterPoint Energy, Inc.	1,900	44,042
Centrica PLC	21,915	126,181
CMS Energy Corp.	3,100	82,987
Consolidated Edison, Inc. (A)	1,600	88,448
Dominion Resources, Inc.	2,400	155,256
DTE Energy Co.	700	46,473
E.ON SE	6,554	121,170
GDF Suez	5,410	127,230
National Grid PLC - Class B	12,893	168,239
NiSource, Inc. - Class B	3,000	98,640
PG&E Corp.	3,100	124,868
Public Service Enterprise Group, Inc.	1,200	38,448
RWE AG	1,736	63,605
SCANA Corp. (A)	1,500	70,395
Sempra Energy	1,090	97,838
Suez Environnement Co.	1,600	28,670

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
Multi-Utilities (continued)
United Utilities Group PLC	8,508	$ 94,606
Veolia Environnement SA	1,382	22,539
Wisconsin Energy Corp. (A)	1,300	53,742
Multiline Retail - 0.2%
Canadian Tire Corp., Ltd. - Class A (A)	800	74,928
Dollar General Corp. (G)	2,500	150,800
Dollar Tree, Inc. (G)	800	45,136
Family Dollar Stores, Inc.	700	45,479
Isetan Mitsukoshi Holdings, Ltd.	1,200	17,083
Kohl’s Corp. (A)	800	45,400
Macy’s, Inc.	3,200	170,880
Marks & Spencer Group PLC	13,300	95,276
Next PLC	1,400	126,349
Nordstrom, Inc. (A)	700	43,260
Target Corp.	2,300	145,521
Office Electronics - 0.1%
Brother Industries, Ltd.	2,200	30,093
Canon, Inc. (A)	4,800	153,160
Konica Minolta, Inc.	1,500	14,990
Ricoh Co., Ltd.	2,000	21,269
Xerox Corp. (A)	4,800	58,416
Oil, Gas & Consumable Fuels - 2.9%
Anadarko Petroleum Corp. - Class A	1,800	142,776
Apache Corp.	1,400	120,316
ARC Resources, Ltd. (A)	1,000	27,837
Athabasca Oil Corp. - Class A (A) (G)	1,900	11,590
Baytex Energy Corp. (A)	900	35,280
BG Group PLC	14,369	308,732
BP PLC	80,568	651,140
Cameco Corp. - Class A (A)	2,400	49,796
Canadian Natural Resources, Ltd. (A)	4,000	135,335
Canadian Oil Sands, Ltd.	3,700	69,594
Cenovus Energy, Inc. (A)	2,700	77,270
Chesapeake Energy Corp. (A)	7,000	189,980
Chevron Corp.	8,300	1,036,753
Cobalt International Energy, Inc. (G)	2,300	37,835
Concho Resources, Inc. (A) (G)	401	43,308
ConocoPhillips	4,400	310,860
CONSOL Energy, Inc.	1,100	41,844
Continental Resources, Inc. - Class B (A) (G)	1,482	166,755
Crescent Point Energy Corp. (A)	1,300	50,482
Denbury Resources, Inc. (A) (G)	500	8,215
Devon Energy Corp. - Class A	900	55,683
Enbridge, Inc.	3,300	144,178
EnCana Corp. (A)	3,100	55,974
ENI SpA - Class B	10,808	261,161
EOG Resources, Inc.	1,100	184,624
Exxon Mobil Corp.	19,815	2,005,278
Galp Energia SGPS SA - Class B	1,035	16,965
Glencore Xstrata PLC (G)	40,302	208,690
Hess Corp.	2,600	215,800
Husky Energy, Inc.	2,700	85,658
Idemitsu Kosan Co., Ltd.	400	9,106
Imperial Oil, Ltd.	1,300	57,568
INPEX Corp.	3,200	41,044
Japan Petroleum Exploration Co.	300	11,378
JX Holdings, Inc.	8,000	41,196
Kinder Morgan Management LLC (G)	769	58,182
Kinder Morgan, Inc.	3,325	119,700

	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Koninklijke Vopak NV	738	$ 43,169
Lundin Petroleum AB (G)	1,096	21,329
Marathon Oil Corp.	1,600	56,480
Marathon Petroleum Corp.	1,000	91,730
MEG Energy Corp. (G)	1,600	46,106
Murphy Oil Corp. (A)	700	45,416
Neste Oil OYJ (A)	697	13,784
Noble Energy, Inc.	2,600	177,086
Occidental Petroleum Corp.	2,900	275,790
OMV AG	597	28,573
Origin Energy, Ltd.	2,554	32,086
Pacific Rubiales Energy Corp.	2,500	43,163
Peabody Energy Corp.	1,200	23,436
Pembina Pipeline Corp. (A)	1,000	35,227
Penn West Petroleum, Ltd. (A)	4,300	35,906
Phillips 66	2,500	192,825
Pioneer Natural Resources Co.	1,200	220,884
Range Resources Corp.	600	50,586
Repsol SA - Class A	3,228	81,355
Royal Dutch Shell PLC - Class A	15,681	561,665
Royal Dutch Shell PLC - Class B	11,229	423,958
Santos, Ltd.	6,203	81,031
Showa Shell Sekiyu KK (A)	200	2,033
Southwestern Energy Co. (A) (G)	1,200	47,196
Spectra Energy Corp.	4,600	163,852
Statoil ASA	4,735	115,139
Talisman Energy, Inc.	4,400	51,155
TonenGeneral Sekiyu KK (A)	3,000	27,528
Total SA	8,976	549,869
Tourmaline Oil Corp. (A) (G)	824	34,674
TransCanada Corp. (A)	2,600	118,808
Tullow Oil PLC	2,114	29,931
Valero Energy Corp.	1,600	80,640
Vermilion Energy, Inc. (A)	500	29,348
Williams Cos., Inc.	1,500	57,855
Woodside Petroleum, Ltd.	2,350	81,624
Paper & Forest Products - 0.1%
International Paper Co.	3,700	181,411
OJI Holdings Corp.	3,000	15,388
Stora Enso OYJ - Class R	2,963	29,774
UPM-Kymmene OYJ	1,888	32,021
Personal Products - 0.1%
Beiersdorf AG	486	49,273
Estee Lauder Cos., Inc. - Class A	1,900	143,108
L’Oreal SA	986	173,217
Shiseido Co., Ltd.	900	14,473
Pharmaceuticals - 2.4%
AbbVie, Inc. - Class G	6,700	353,827
Actavis PLC (G)	1,300	218,400
Allergan, Inc.	1,100	122,188
Astellas Pharma, Inc.	1,900	112,645
AstraZeneca PLC	4,630	274,059
Bayer AG	3,529	495,509
Bristol-Myers Squibb Co.	6,100	324,215
Chugai Pharmaceutical Co., Ltd. (A)	700	15,495
Daiichi Sankyo Co., Ltd.	2,400	43,884
Dainippon Sumitomo Pharma Co., Ltd. (A)	2,000	31,326
Eisai Co., Ltd.	900	34,881
Eli Lilly & Co.	3,800	193,800

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
Pharmaceuticals (continued)
Forest Laboratories, Inc. (G)	1,100	$ 66,033
GlaxoSmithKline PLC	21,269	567,577
Hisamitsu Pharmaceutical Co., Inc.	300	15,118
Hospira, Inc. (G)	200	8,256
Johnson & Johnson	11,594	1,061,894
Kyowa Hakko Kirin Co., Ltd. (A)	1,300	14,346
Merck & Co., Inc.	12,900	645,645
Merck KGaA	321	57,596
Mitsubishi Tanabe Pharma Corp.	2,000	27,894
Mylan, Inc. (G)	1,800	78,120
Novartis AG	9,728	779,692
Novo Nordisk A/S - Class B	1,726	316,379
Ono Pharmaceutical Co., Ltd.	200	17,531
Orion OYJ - Class B (A)	552	15,515
Otsuka Holdings Co., Ltd.	1,300	37,536
Perrigo Co. PLC	588	90,234
Pfizer, Inc.	31,700	970,971
Roche Holding AG	2,925	819,369
Sanofi	5,064	537,260
Santen Pharmaceutical Co., Ltd.	500	23,296
Shionogi & Co., Ltd.	1,000	21,710
Shire PLC	2,902	137,055
Taisho Pharmaceutical Holdings Co., Ltd.	201	13,816
Takeda Pharmaceutical Co., Ltd.	3,300	151,355
Teva Pharmaceutical Industries, Ltd.	3,798	151,832
UCB SA	405	30,165
Valeant Pharmaceuticals International, Inc. (G)	1,200	140,780
Zoetis, Inc. - Class A	2,080	67,995
Professional Services - 0.2%
Adecco SA (G)	1,094	86,849
Bureau Veritas SA	784	22,914
Capita PLC	4,652	79,962
Experian Group, Ltd.	3,140	57,925
Intertek Group PLC	1,100	57,342
Nielsen Holdings NV	2,790	128,033
Randstad Holding NV	700	45,405
SGS SA	28	64,463
Verisk Analytics, Inc. - Class A (G)	800	52,576
Real Estate Investment Trusts - 0.7%
American Capital Agency Corp.	1,500	28,935
American Tower Corp. - Class A	1,400	111,748
Annaly Capital Management, Inc. (A)	7,800	77,766
Ascendas Real Estate Investment Trust	8,000	13,947
AvalonBay Communities, Inc.	300	35,469
Boston Properties, Inc.	1,200	120,444
British Land Co., PLC	8,400	87,494
CapitaCommercial Trust (A)	11,000	12,639
CapitaMall Trust	7,000	10,567
CFS Retail Property Trust Group (A)	15,200	26,398
Corio NV	1,304	58,437
Dexus Property Group	59,000	52,945
Digital Realty Trust, Inc. (A)	500	24,560
Equity Residential	2,300	119,301
Federal Realty Investment Trust (A)	500	50,705
Fonciere Des Regions	400	34,530
Gecina SA	205	27,082
General Growth Properties, Inc. (A)	6,114	122,708
Goodman Group	6,635	28,022
GPT Group	7,080	21,494

	Shares	Value
Real Estate Investment Trusts (continued)
HCP, Inc.	3,100	$ 112,592
Health Care REIT, Inc.	700	37,499
Host Hotels & Resorts, Inc.	7,000	136,080
ICADE	493	45,895
Japan Real Estate Investment Corp.	6	32,100
Japan Retail Fund Investment Corp. - Class A (A)	8	16,278
Kimco Realty Corp.	1,900	37,525
Klepierre	583	27,016
Land Securities Group PLC	4,245	67,729
Link REIT	8,000	38,895
Macerich Co. - Class A	600	35,334
Mirvac Group	20,200	30,301
Nippon Building Fund, Inc. (A)	4	23,241
Public Storage	1,000	150,520
RioCan Real Estate Investment Trust	800	18,655
Simon Property Group, Inc.	1,100	167,376
SL Green Realty Corp.	700	64,666
Stockland	15,671	50,513
Unibail-Rodamco SE	369	94,547
Ventas, Inc.	2,200	126,016
Vornado Realty Trust - Class A	1,300	115,427
Westfield Group	7,948	71,606
Westfield Retail Trust	23,825	63,182
Weyerhaeuser Co.	1,800	56,826
Real Estate Management & Development - 0.3%
Aeon Mall Co., Ltd. - Class A	600	16,808
Brookfield Asset Management, Inc. - Class A	2,000	77,609
Brookfield Office Properties, Inc.	2,600	50,054
CapitaLand, Ltd.	11,000	26,412
Cheung Kong Holdings, Ltd.	6,000	94,786
City Developments, Ltd. (A)	1,362	10,361
Daito Trust Construction Co., Ltd.	200	18,698
Daiwa House Industry Co., Ltd.	2,000	38,750
Global Logistic Properties, Ltd. - Class L	13,000	29,771
Hang Lung Properties, Ltd.	13,000	41,242
Henderson Land Development Co., Ltd.	4,400	25,109
Hulic Co., Ltd. (A)	1,700	25,159
Hysan Development Co., Ltd.	4,389	18,905
IMMOFINANZ AG (G)	3,896	18,053
Keppel Land, Ltd.	8,000	21,174
Kerry Properties, Ltd.	6,000	20,814
Mitsubishi Estate Co., Ltd.	5,200	155,615
Mitsui Fudosan Co., Ltd.	3,200	115,426
New World Development Co., Ltd.	11,000	13,930
Nomura Real Estate Holdings, Inc.	700	15,773
Sino Land Co., Ltd.	15,200	20,778
Sumitomo Realty & Development Co., Ltd.	1,900	94,672
Sun Hung Kai Properties, Ltd.	6,000	76,138
Swire Pacific, Ltd. - Series A	2,500	29,387
Swire Properties, Ltd.	8,000	20,221
Tokyu Fudosan Holdings Corp. (G)	4,000	37,603
UOL Group, Ltd.	4,000	19,620
Wharf Holdings, Ltd.	6,000	45,807
Wheelock & Co., Ltd.	4,000	18,390
Road & Rail - 0.3%
Aurizon Holdings, Ltd.	13,914	60,628
Canadian National Railway Co.	3,200	182,435
Canadian Pacific Railway, Ltd.	700	105,865
Central Japan Railway Co.	618	72,833

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
Road & Rail (continued)
ComfortDelGro Corp., Ltd.	7,000	$ 11,149
CSX Corp.	2,400	69,048
DSV A/S	915	30,042
East Japan Railway Co.	1,400	111,521
Hankyu Hanshin Holdings, Inc.	2,900	15,670
Kansas City Southern (A)	500	61,915
Keikyu Corp. (A)	3,000	24,735
Keio Corp. (A)	2,000	13,328
Keisei Electric Railway Co., Ltd.	1,600	14,722
Kintetsu Corp. (A)	7,000	24,562
MTR Corp., Ltd.	4,000	15,140
Nippon Express Co., Ltd.	3,000	14,522
Norfolk Southern Corp.	800	74,264
Odakyu Electric Railway Co., Ltd. (A)	2,000	18,088
Tobu Railway Co., Ltd.	4,000	19,396
Tokyu Corp.	3,000	19,437
Union Pacific Corp.	1,700	285,600
West Japan Railway Co.	720	31,197
Semiconductors & Semiconductor Equipment - 0.5%
Advantest Corp. (A)	1,200	14,952
Altera Corp.	1,100	35,783
Analog Devices, Inc. - Class A	1,000	50,930
Applied Materials, Inc. - Class A	9,700	171,593
ARM Holdings PLC	6,042	109,958
ASM Pacific Technology, Ltd. (A)	1,178	9,844
ASML Holding NV	1,528	143,025
Avago Technologies, Ltd. - Class A	1,100	58,179
Broadcom Corp. - Class A	3,300	97,845
Infineon Technologies AG	7,649	81,703
Intel Corp.	21,300	552,948
KLA-Tencor Corp.	700	45,122
Marvell Technology Group, Ltd.	2,500	35,950
Maxim Integrated Products, Inc. - Class A (A)	1,300	36,283
NVIDIA Corp.	4,100	65,682
ROHM Co., Ltd.	900	43,899
STMicroelectronics NV - Class B	4,800	38,564
Texas Instruments, Inc.	4,200	184,422
Tokyo Electron, Ltd.	600	33,062
Xilinx, Inc.	1,100	50,512
Software - 1.0%
Activision Blizzard, Inc.	9,100	162,253
Adobe Systems, Inc. (G)	4,000	239,520
Autodesk, Inc. (G)	900	45,297
CA, Inc.	1,500	50,475
Citrix Systems, Inc. (G)	1,300	82,225
Dassault Systemes	242	30,039
Gemalto NV	600	66,042
GungHo Online Entertainment, Inc. (A) (G)	10,000	72,030
Intuit, Inc.	2,300	175,536
Konami Corp. (A)	1,200	27,749
Microsoft Corp.	33,800	1,265,134
Nexon Co., Ltd.	2,400	22,176
NICE Systems, Ltd.	371	15,195
Nintendo Co., Ltd. (A)	400	53,541
Oracle Corp.	16,800	642,768
Oracle Corp.	300	10,966
Red Hat, Inc. (G)	600	33,624
Sage Group PLC	7,890	52,745
Salesforce.com, Inc. (A) (G)	3,600	198,684

	Shares	Value
Software (continued)
SAP AG	3,935	$ 341,249
Symantec Corp.	6,900	162,702
Trend Micro, Inc. (A) (G)	400	14,017
VMware, Inc. - Class A (A) (G)	1,100	98,681
Specialty Retail - 0.6%
ABC-Mart, Inc.	400	17,475
AutoZone, Inc. (G)	300	143,382
Bed Bath & Beyond, Inc. (G)	1,800	144,540
Fast Retailing Co., Ltd.	200	82,605
Gap, Inc. - Class A	4,000	156,320
Hennes & Mauritz AB - Class B	3,974	183,028
Home Depot, Inc.	6,500	535,210
Inditex SA	932	153,602
Kingfisher PLC	10,833	69,011
L Brands, Inc.	800	49,480
Lowe’s Cos., Inc.	4,500	222,975
Nitori Holdings Co., Ltd.	450	42,605
O’Reilly Automotive, Inc. (G)	400	51,484
PetSmart, Inc. - Class A (A)	800	58,200
Ross Stores, Inc.	600	44,958
Sanrio Co., Ltd. (A)	300	12,632
Shimamura Co., Ltd.	300	28,121
Staples, Inc. (A)	2,500	39,725
Tiffany & Co.	500	46,390
TJX Cos., Inc.	2,700	172,071
USS Co., Ltd.	2,700	37,034
Yamada Denki Co., Ltd. (A)	7,200	23,551
Textiles, Apparel & Luxury Goods - 0.5%
Adidas AG	924	117,826
Burberry Group PLC	5,118	128,483
Christian Dior SA	182	34,389
CIE Financiere Richemont SA	1,908	190,604
Coach, Inc. - Class A (A)	2,400	134,712
Fossil Group, Inc. (G)	320	38,381
Gildan Activewear, Inc. - Class A	600	31,976
Hugo Boss AG - Class A	400	56,971
Kering	240	50,730
Li & Fung, Ltd. (A)	20,000	25,844
Lululemon Athletica, Inc. (A) (G)	234	13,813
Luxottica Group SpA	871	46,678
LVMH Moet Hennessy Louis Vuitton SA	1,061	193,545
Michael Kors Holdings, Ltd. (A) (G)	830	67,388
NIKE, Inc. - Class B	2,600	204,464
Ralph Lauren Corp. - Class A	700	123,599
Swatch Group AG	346	131,416
V.F. Corp.	2,800	174,552
Tobacco - 0.5%
Altria Group, Inc.	7,400	284,086
British American Tobacco PLC	8,243	441,987
Imperial Tobacco Group PLC	3,581	138,642
Japan Tobacco, Inc.	4,678	152,216
Lorillard, Inc.	2,100	106,428
Philip Morris International, Inc.	7,200	627,336
Reynolds American, Inc. - Class A	3,000	149,970
Swedish Match AB	871	28,004
Trading Companies & Distributors - 0.3%
Brenntag AG	300	55,679
Bunzl PLC	2,400	57,627
Fastenal Co. (A)	2,700	128,277

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
Trading Companies & Distributors (continued)
Finning International, Inc. (A)	1,900	$ 48,562
ITOCHU Corp.	6,000	74,176
Marubeni Corp.	6,400	46,074
Mitsubishi Corp.	5,900	113,268
Mitsui & Co., Ltd.	7,400	103,164
Noble Group, Ltd.	31,000	26,285
Rexel SA	1,700	44,610
Sojitz Corp.	11,500	20,475
Sumitomo Corp.	4,100	51,529
Toyota Tsusho Corp.	600	14,879
Wolseley PLC	1,230	69,761
WW Grainger, Inc.	600	153,252
Transportation Infrastructure - 0.1%
Abertis Infraestructuras SA	2,417	53,700
Aeroports de Paris - Class A	224	25,423
Atlantia SpA (A)	2,254	50,489
Auckland International Airport, Ltd.	5,174	15,020
Hutchison Port Holdings Trust (A)	36,000	24,300
Kamigumi Co., Ltd.	2,000	18,351
Sydney Airport	2,536	8,605
Transurban Group (A)	8,871	54,179
Water Utilities - 0.0% (C)
American Water Works Co., Inc.	1,100	46,486
Severn Trent PLC	1,500	42,351
Wireless Telecommunication Services - 0.5%
Crown Castle International Corp. (G)	1,500	110,145
KDDI Corp.	2,280	140,483
Millicom International Cellular SA - Class B SDR	229	22,819
NTT DOCOMO, Inc.	6,500	107,031
Rogers Communications, Inc. - Class B	1,700	76,930
SBA Communications Corp. - Class A (G)	700	62,888
Softbank Corp.	4,100	359,778
Sprint Corp. (G)	4,100	44,075
StarHub, Ltd.	2,000	6,799
Tele2 AB - Class B	1,910	21,693
Vodafone Group PLC	208,894	819,825

Total Common Stocks (cost $102,371,788)		136,800,484

RIGHT - 0.0% (C)
Oil, Gas & Consumable Fuels - 0.0% (C)
Repsol SA (G)	3,228	2,203

Total Right (cost $2,105)		2,203

INVESTMENT COMPANIES - 0.9%
Capital Markets - 0.9%
iShares MSCI EAFE ETF (A)	12,763	855,887
SPDR S&P 500 ETF Trust	14,287	2,638,380

Total Investment Companies (cost $3,330,756)		3,494,267

	Notional Amount	Value
PURCHASED SWAPTIONS - 0.1%
Put Options - 0.1%
OTC - If exercised the Series receives floating 3 month LIBOR, and pays 1.95%, European Style Expires 05/09/2014 Counterparty: DUB	$ 15,400,000	$ 176,698
OTC - If exercised the Series receives floating 3 month LIBOR, and pays 3.12%, European Style Expires 05/09/2014 Counterparty: JPM	4,970,000	113,992
OTC - If exercised the Series receives floating 3 month LIBOR, and pays 3.14%, European Style Expires 05/01/2014 Counterparty: MSC	5,380,000	112,454
OTC - If exercised the Series receives floating 3 month LIBOR, and pays 3.90%, European Style Expires 05/09/2014 Counterparty: CITI	1,580,000	62,707
OTC - If exercised the Series receives floating 3 month LIBOR, and pays 3.95%, European Style Expires 05/01/2014 Counterparty: CITI	1,710,000	56,665

Total Purchased Swaptions (cost $354,265)		522,516

	Shares	Value
SECURITIES LENDING COLLATERAL - 6.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (F)	23,237,256	23,237,256

Total Securities Lending Collateral (cost $23,237,256)		23,237,256

	Principal	Value
REPURCHASE AGREEMENT - 20.1%
State Street Bank & Trust Co. 0.01% (F), dated 12/31/2013, to be repurchased at $76,010,102 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 2.17%, due 01/17/2022, and with a total value of $78,410,500.	$ 76,010,060	76,010,060

Total Repurchase Agreement (cost $76,010,060)		76,010,060

Total Investment Securities (cost $383,017,022) (I)		417,936,619
Other Assets and Liabilities - Net - (10.6)%		(40,172,741)

Net Assets - 100.0%		$ 377,763,878

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

CENTRALLY CLEARED SWAP AGREEMENTS: (J)
INTEREST RATE SWAP AGREEMENTS - FIXED RATE RECEIVABLE:
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	1.45%	11/04/2018	$6,870,000	$(72,235)	$0	$(72,235)
3-Month USD-LIBOR	2.62	11/01/2023	1,930,000	(65,441)	0	(65,441)
3-Month USD-LIBOR	2.76	11/05/2023	2,410,000	(51,947)	0	(51,947)
3-Month USD-LIBOR	3.58	11/04/2043	590,000	(32,466)	0	(32,466)
3-Month USD-LIBOR	3.66	11/05/2043	650,000	(26,315)	0	(26,315)

				$(248,404)	$0	$(248,404)

OVER THE COUNTER SWAP AGREEMENTS: (K)
TOTAL RETURN SWAP AGREEMENTS - PAYABLE: (L)
Reference Entity	Floating Rate	Termination Date	Counterparty	Number of Shares or Units	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
MSCI AC Far East ex Japan	USD-1M-LIBOR BBA	10/15/2014	BOA	2,367	$11,025	$0	$11,025
MSCI AC Far East ex Japan	USD-1M-LIBOR BBA	11/17/2014	BOA	7,588	35,392	0	35,392
MSCI AC Far East ex Japan	USD-1M-LIBOR BBA	12/15/2014	BOA	5,024	23,361	0	23,361

					$69,778	$0	$69,778

FUTURES CONTRACTS: (M)
Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
10-Year Government of Canada Bond	Long	2	03/20/2014	$(3,017)
10-Year JGB Mini	Long	11	03/10/2014	(6,628)
10-Year U.S. Treasury Note	Long	113	03/20/2014	(240,483)
5-Year U.S. Treasury Note	Long	22	03/31/2014	(34,532)
EURO STOXX 50 Index	Long	3	03/21/2014	6,763
FTSE 100 Index	Long	11	03/21/2014	43,426
German Euro BOBL	Long	5	03/06/2014	(9,198)
German Euro Bund	Long	4	03/06/2014	(12,938)
German Euro BUXL	Long	1	03/06/2014	(3,138)
Hang Seng Index	Short	(9)	01/29/2014	(14,966)
Long U.S. Treasury Bond	Long	26	03/20/2014	(55,694)
MSCI EAFE Mini Index	Long	3	03/21/2014	11,789
MSCI Emerging Markets Mini Index Fund	Short	(37)	03/21/2014	(56,215)
S&P 500 E-Mini Index	Long	3	03/21/2014	7,635
TOPIX Index	Long	57	03/13/2014	271,848
U.K. Long Gilt Bond	Long	3	03/27/2014	(10,487)
Ultra Long U.S. Treasury Bond	Long	38	03/20/2014	(41,305)

				$(147,140)

FORWARD FOREIGN CURRENCY CONTRACTS: (K)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
AUD	BCLY	(322,000)	03/18/2014	$(299,041)	$12,992
AUD	BNP	(1,318,000)	03/18/2014	(1,190,306)	19,456
CAD	RBC	(1,262,000)	03/18/2014	(1,202,804)	17,026
CAD	RBS	(2,689,000)	03/18/2014	(2,521,887)	(4,704)
CHF	RBS	(550,000)	03/18/2014	(601,564)	(15,391)
EUR	BOA	1,782,000	03/18/2014	2,437,473	13,970
EUR	HSBC	(2,177,000)	03/18/2014	(2,987,258)	(7,574)
EUR	SCB	(274,000)	03/18/2014	(378,523)	1,589
EUR	SSB	(304,000)	03/18/2014	(412,785)	(5,419)
GBP	CSFB	(275,000)	03/18/2014	(449,187)	(5,947)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (K)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
GBP	RBS	(1,086,000)	03/18/2014	$(1,780,741)	$(16,628)
GBP	SCB	(252,000)	03/18/2014	(416,153)	(916)
JPY	BCLY	(204,211,000)	03/18/2014	(1,979,134)	39,222
JPY	BNP	(262,720,000)	03/18/2014	(2,623,142)	127,422
JPY	CSFB	(171,894,000)	03/18/2014	(1,652,452)	19,537

					$194,635

VALUATION SUMMARY: (N)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
U.S. Government Obligations	$—	$76,380,088	$—	$76,380,088
U.S. Government Agency Obligations	—	59,047,738	—	59,047,738
Foreign Government Obligations	—	2,774,085	—	2,774,085
Mortgage-Backed Securities	—	2,574,906	—	2,574,906
Municipal Government Obligation	—	151,824	—	151,824
Preferred Corporate Debt Security	—	90,821	—	90,821
Corporate Debt Securities	—	35,995,112	—	35,995,112
Convertible Bonds	—	224,180	—	224,180
Convertible Preferred Stocks	231,380	140,428	—	371,808
Preferred Stocks	120,219	139,052	—	259,271
Common Stocks	80,083,818	56,716,666	—	136,800,484
Right	—	2,203	—	2,203
Investment Companies	3,494,267	—	—	3,494,267
Purchased Swaptions	—	522,516	—	522,516
Securities Lending Collateral	23,237,256	—	—	23,237,256
Repurchase Agreement	—	76,010,060	—	76,010,060
Total Investment Securities	$107,166,940	$310,769,679	$—	$417,936,619

Derivative Financial Instruments
Total Return Swap Agreements (O)	$—	$69,778	$—	$69,778
Futures Contracts (O)	341,461	—	—	341,461
Forward Foreign Currency Contracts (O)	—	251,214	—	251,214
Total Derivative Financial Instruments	$341,461	$320,992	$—	$662,453

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
LIABILITIES
Derivative Financial Instruments
Interest Rate Swap Agreements (O)	$—	$(248,404)	$—	$(248,404)
Futures Contracts (O)	(488,601)	—	—	(488,601)
Forward Foreign Currency Contracts (O)	—	(56,579)	—	(56,579)
Total Derivative Financial Instruments	$(488,601)	$(304,983)	$—	$(793,584)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

INVESTMENTS BY COUNTRY (unaudited):	Percentage of Total Investment Securities		Value
United States	59.7%		$249,617,138
United Kingdom	3.3		13,770,953
Japan	2.9		11,956,366
Germany	1.4		5,874,428
France	1.4		5,726,836
Canada	1.4		5,702,945
Switzerland	1.2		5,135,746
Australia	1.1		4,517,397
Spain	0.5		2,096,030
Netherlands	0.5		2,033,756
Sweden	0.4		1,849,506
Hong Kong	0.4		1,630,844
Supranational	0.4		1,579,960
Italy	0.3		1,238,485
Mexico	0.2		841,500
Singapore	0.2		836,589
Belgium	0.2		791,404
Denmark	0.2		654,254
Israel	0.1		595,636
Finland	0.1		530,707
Austria	0.1		494,159
Norway	0.1		416,354
Cayman Islands	0.1		259,177
Bermuda	0.1		219,453
Ireland	0.0	(C)	161,940
Portugal	0.0	(C)	94,813
New Zealand	0.0	(C)	62,927

Investment Securities, at Value	76.3		318,689,303
Short-Term Investments	23.7		99,247,316

Total Investments	100.0%		$417,936,619

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at December 31, 2012	Purchases	Sales (P)	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) (Q)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at December 31, 2013 (R)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2013 (Q)
Common Stocks	$825	$—	$—	$—	$(10,721)	$9,896	$—	$—	$—	$—
Rights	0	—	(115)	—	115	—	—	—	—	—
Total	$825	$—	$(115)	$—	$(10,606)	$9,896	$—	$—	$—	$—

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $22,605,574. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Floating or variable rate note. Rate is listed as of December 31, 2013.
(C)	Percentage rounds to less than 0.1%.
(D)	The security has a perpetual maturity. The date shown is the next call date.
(E)	Step bond - Coupon rate changes in increments to maturity. Rate disclosed is as of December 31, 2013. Maturity date disclosed is the ultimate maturity date.
(F)	Rate shown reflects the yield at December 31, 2013.
(G)	Non-income producing security.
(H)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate fair value of securities is $27,594, or 0.01% of the portfolio’s net assets.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS (continued):

(I)	Aggregate cost for federal income tax purposes is $383,504,032. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $39,348,342 and $4,915,755, respectively. Net unrealized appreciation for tax purposes is $34,432,587.
(J)	Cash in the amount of $378,607 has been segregated by the custodian with the broker as collateral for centrally cleared swaps.
(K)	Cash in the amount of $330,000 has been segregated by the broker as collateral for open swap, swaptions and/or forward foreign currency contracts.
(L)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference index less a financing rate, if any. As a receiver, the portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(M)	Cash in the amount of $953,453 has been segregated by the custodian with the broker as collateral to cover margin requirements for open futures contracts.
(N)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(O)	Derivative financial instruments valued at unrealized appreciation (depreciation) on the instrument.
(P)	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.
(Q)	Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as Level 3 at year end.
(R)	Level 3 securities were not considered significant to the portfolio.

DEFINITIONS:

ADR	American Depositary Receipt
BBA	British Bankers’ Association
BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America
CITI	Citigroup, Inc.
CSFB	Credit Suisse First Boston
CVA	Dutch Certificate - Depositary Receipt
DUB	Deutsche Bank AG
ETF	Exchange-Traded Fund
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank
LIBOR	London Interbank Offered Rate
MSC	Morgan Stanley
MTN	Medium Term Note
OTC	Over the Counter
RBC	Royal Bank of Canada
RBS	Royal Bank of Scotland Group PLC
RSP	Risparmio Shares
SCB	Standard Chartered Bank
SDR	Swedish Depositary Receipt
SPDR	Standard & Poor’s Depositary Receipt
SSB	State Street Bank & Trust Co.
TBA	To Be Announced

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
USD	United States Dollar

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment securities, at value (cost: $307,006,962) (including securities loaned of $22,605,574)	$341,926,559
Repurchase agreement, at value (cost: $76,010,060)	76,010,060
Cash on deposit with broker	1,332,060
Foreign currency, at value (cost: $237,119)	235,305
Cash	4,179
Unrealized appreciation on forward foreign currency contracts	251,214
Unrealized appreciation on OTC swap agreements	69,778
Receivables:
Shares sold	62,247
Investment securities sold	564,090
Interest	1,055,249
Dividends	191,972
Dividend reclaims	28,873
Securities lending income (net)	6,835
Prepaid expenses	6,138

Total assets	421,744,559

Liabilities:
Cash deposit due to broker	330,000
Accounts payable and accrued liabilities:
Shares redeemed	428,867
Investment securities purchased	19,424,382
Management and advisory fees	240,970
Distribution and service fees	74,154
Administration fees	8,215
Transfer agent fees	1,017
Trustees fees	127
Audit and tax fees	21,768
Custody fees	17,205
Legal fees	1,970
Printing and shareholder reports fees	49,664
Variation margin payable on derivative financial instruments	88,394
Other	113
Collateral for securities on loan	23,237,256
Unrealized depreciation on forward foreign currency contracts	56,579

Total liabilities	43,980,681

Net assets	$377,763,878

Net assets consist of:
Capital stock ($0.01 par value)	$416,061
Additional paid-in capital	371,337,407
Undistributed (accumulated) net investment income (loss)	2,871,869
Undistributed (accumulated) net realized gain (loss)	(31,652,150)
Net unrealized appreciation (depreciation) on:
Investment securities	34,919,597
Futures contracts	(147,140)
Swap agreements	(178,626)
Translation of assets and liabilities denominated in foreign currencies	196,860

Net assets	$377,763,878

Net assets by class:
Initial Class	$36,414,335
Service Class	341,349,543

Shares outstanding:
Initial Class	3,988,186
Service Class	37,617,932

Net asset value and offering price per share:
Initial Class	$9.13
Service Class	9.07

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $147,745)	$3,158,932
Interest income	3,161,952
Securities lending income (net)	117,218

Total investment income	6,438,102

Expenses:
Management and advisory	2,667,393
Distribution and service:
Service Class	815,369
Administration	90,800
Transfer agent	5,261
Trustees	10,818
Audit and tax	29,959
Custody	234,248
Legal	15,313
Printing and shareholder reports	52,720
Other	16,433

Total expenses	3,938,314

Net investment income (loss)	2,499,788

Net realized gain (loss) on transactions from:
Investment securities	(691,644)
Futures contracts	3,891,517
Written options and swaptions	(37,581)
Swap agreements	(546,371)
Foreign currency transactions	901,052

Net realized gain (loss)	3,516,973

Net change in unrealized appreciation (depreciation) on:
Investment securities	18,774,241
Futures contracts	(236,311)
Written options and swaptions	(34,506)
Swap agreements	(295,202)
Translation of assets and liabilities denominated in foreign currencies	161,193

Net change in unrealized appreciation (depreciation)	18,369,415

Net realized and change in unrealized gain (loss)	21,886,388

Net increase (decrease) in net assets resulting from operations	$24,386,176

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$2,499,788	$2,372,358
Net realized gain (loss)	3,516,973	2,262,070
Net change in unrealized appreciation (depreciation)	18,369,415	12,521,320
Net increase (decrease) in net assets resulting from operations	24,386,176	17,155,748

Distributions to shareholders:
Net investment income:
Initial Class	(429,563)	(346,259)
Service Class	(3,228,543)	(2,053,042)
Total distributions from net investment income	(3,658,106)	(2,399,301)
Total distributions to shareholders	(3,658,106)	(2,399,301)

Capital share transactions:
Proceeds from shares sold:
Initial Class	5,247,105	7,424,172
Service Class	56,690,025	88,677,303
	61,937,130	96,101,475
Dividends and distributions reinvested:
Initial Class	429,563	346,259
Service Class	3,228,543	2,053,042
	3,658,106	2,399,301
Cost of shares redeemed:
Initial Class	(8,663,326)	(15,990,003)
Service Class	(42,220,280)	(19,562,731)
	(50,883,606)	(35,552,734)
Net increase (decrease) in net assets resulting from capital share transactions	14,711,630	62,948,042
Net increase (decrease) in net assets	35,439,700	77,704,489

Net assets:
Beginning of year	342,324,178	264,619,689
End of year	$377,763,878	$342,324,178
Undistributed (accumulated) net investment income (loss)	$2,871,869	$3,374,805

Share activity:
Shares issued:
Initial Class	591,380	881,712
Service Class	6,417,792	10,576,968
	7,009,172	11,458,680
Shares issued-reinvested from dividends and distributions:
Initial Class	49,093	40,978
Service Class	370,671	244,119
	419,764	285,097
Shares redeemed:
Initial Class	(975,569)	(1,899,350)
Service Class	(4,770,436)	(2,331,871)
	(5,746,005)	(4,231,221)
Net increase (decrease) in shares outstanding:
Initial Class	(335,096)	(976,660)
Service Class	2,018,027	8,489,216
	1,682,931	7,512,556

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each year	Initial Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$8.62	$8.19	$8.11	$7.86	$6.21
Investment operations
Net investment income (loss)(A)	0.08	0.08	0.11	0.11	0.19
Net realized and unrealized gain (loss)	0.53	0.42	0.04	0.59	1.73
Total investment operations	0.61	0.50	0.15	0.70	1.92
Distributions
Net investment income	(0.10)	(0.07)	(0.07)	(0.45)	(0.27)
Total distributions	(0.10)	(0.07)	(0.07)	(0.45)	(0.27)
Net asset value
End of year	$9.13	$8.62	$8.19	$8.11	$7.86
Total return(B)	7.18%	6.14%	1.81%	9.29%	31.30%
Net assets end of year (000’s)	$36,414	$37,259	$43,427	$52,004	$125,132
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.86%	0.89%	1.00%	1.04%	0.82%
Before (waiver/reimbursement) recapture	0.86%	0.89%	0.99%	1.05%	0.82%
Net investment income (loss) to average net assets	0.91%	0.97%	1.27%	1.41%	2.82%
Portfolio turnover rate	31%	26%	24%	149%	168%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Service Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$8.57	$8.16	$8.09	$7.84	$6.18
Investment operations
Net investment income (loss)(A)	0.06	0.06	0.08	0.07	0.17
Net realized and unrealized gain (loss)	0.53	0.41	0.05	0.62	1.73
Total investment operations	0.59	0.47	0.13	0.69	1.90
Distributions
Net investment income	(0.09)	(0.06)	(0.06)	(0.44)	(0.24)
Total distributions	(0.09)	(0.06)	(0.06)	(0.44)	(0.24)
Net asset value
End of year	$9.07	$8.57	$8.16	$8.09	$7.84
Total return(B)	6.89%	5.80%	1.66%	9.15%	31.16%
Net assets end of year (000’s)	$341,350	$305,065	$221,193	$40,322	$12,160
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.11%	1.14%	1.25%	1.29%	1.07%
Before (waiver/reimbursement) recapture	1.11%	1.14%	1.24%	1.30%	1.07%
Net investment income (loss) to average net assets	0.66%	0.73%	0.98%	0.90%	2.48%
Portfolio turnover rate	31%	26%	24%	149%	168%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica AllianceBernstein Dynamic Allocation VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other in the Statement of Operations.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Forward foreign currency contracts: The Portfolio is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2013 are listed in the Schedule of Investments.

Option contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio enters into option contracts to manage exposure to various market fluctuations. The Portfolio purchases or writes put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying investment. Writing put options tends to increase exposure to the underlying investment. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability in the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Transactions in written options were as follows:

	Premiums	Contracts
Balance at December 31, 2012	$132,202	748
Sales	239,638	17,858
Closing Buys	(371,840)	(18,606)
Expirations	—	—
Exercised	—	—
Balance at December 31, 2013	$—	—

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

The open futures contracts at December 31, 2013 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be executed in multilateral or other trade facility platforms, such as a registered exchange (“centrally cleared swaps”). Centrally cleared swaps listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swaps the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, variance, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such in the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses in the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses in the Statement of Operations.

Specific risks and accounting related to each type of swap agreement are identified and described in the following paragraphs:

Total return swap agreements: The Portfolio is subject to commodity, equity, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The open centrally cleared swap agreements at December 31, 2013 are listed in the Schedule of Investments. The centrally cleared swap agreements are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio, if applicable, and is included in the Statement of Assets and Liabilities.

The open OTC swap agreements at December 31, 2013 are listed in the Schedule of Investments. The premiums paid (received), as applicable, is included in the Statement of Assets and Liabilities along with the unrealized appreciation (depreciation).

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations.

Open balances, if any, are included in the payable or receivable for investments purchased or sold in the Statement of Assets and Liabilities.

When-Issued, forward delivery securities and delayed delivery settlements: The Portfolio may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. Government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses on the security.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REITs”): Dividend income related to a REIT is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

For assets and liabilities for which significant unobservable inputs (Level 3), GAAP requires a reconciliation of the beginning to the ending balances for reported market values that presents changes attributed to the total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of the Portfolio’s Schedule of Investments.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage passthroughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage passthroughs include to be announced (“TBA”) securities and mortgage passthrough certificates. Generally, TBA securities and mortgage passthroughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $250 million	0.750%
Over $250 million	0.700%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
1.15%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$50,042,361
U.S. Government	45,560,306

Proceeds from maturities and sales of securities:
Long-term	48,156,095
U.S. Government	36,990,334

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2012	Ending number of positions at December 31, 2013	Average number of positions (A)
Futures contracts	20	17	18
Purchased options and swaptions	3	5	4
Written options and swaptions	3	—	2	(B)
Swap agreements	1	8	3
Forward foreign currency contracts	6	15	22
(A)	Calculated based on positions held at each month end during the current year.
(B)	Although there were no open positions at the beginning and/or the end of the year the Portfolio periodically invested in this derivative during the year.

The tables below highlight the types of risk associated with the derivative instruments:

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Equity contracts	Total
Asset derivatives
Purchased options and swaptions, at value (C) (D)	$522,516	$—	$—	$522,516
Unrealized appreciation on futures contracts (D) (E)	—	—	341,461	341,461
Unrealized appreciation on swap agreements (D) (F)	—	—	69,778	69,778
Unrealized appreciation on forward foreign currency contracts	—	251,214	—	251,214
Total gross amount of assets (G)	$522,516	$251,214	$411,239	$1,184,969
Liability derivatives
Unrealized depreciation on futures contracts (D) (E)	$(417,420)	$—	$(71,181)	$(488,601)
Unrealized depreciation on swap agreements (D) (F)	(248,404)	—	—	(248,404)
Unrealized depreciation on forward foreign currency contracts	—	(56,579)	—	(56,579)
Total gross amount of liabilities (G)	$(665,824)	$(56,579)	$(71,181)	$(793,584)
(C)	Included within Investment securities, at value.
(D)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

(E)	Includes cumulative appreciation (depreciation) on futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(F)	Includes unrealized appreciation (depreciation) on OTC swap agreements as reported on the Statement of Assets and Liabilities, as well as the unrealized appreciation (depreciation) on centrally cleared swap agreements included in the variation margin receivable/payable on derivative financial instruments.
(G)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

The following tables present the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2013:

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Financial Assets and Derivative Assets, and Collateral Received as of December 31, 2013:

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities (H)	Value Eligible for Offset	Collateral Received (I)	Net Amount (not less than $0)
BNP Paribas SA	$146,878	$—	$—	$146,878
Bank of America, N.A.	83,748	—	—	83,748
Barclays Bank PLC	52,214	—	—	52,214
Credit Suisse International	19,537	(5,947)	—	13,590
Deutsche Bank AG	176,698	—	(176,698)	—
JPMorgan Chase Bank, N.A.	113,992	—	—	113,992
Royal Bank of Canada	17,026	—	—	17,026
Standard Chartered Bank	1,589	(916)	—	673
Other Derivatives (J)	573,287	—	—	573,287
Total	$1,184,969	$(6,863)	$(176,698)	$1,001,408

Financial Liabilities and Derivative Liabilities, and Collateral Pledged as of December 31, 2013:

Counterparty	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities (H)	Value Eligible for Offset	Collateral Pledged (I)	Net Amount (not less than $0)
Credit Suisse International	$5,947	$(5,947)	$—	$—
HSBC Bank USA	7,574	—	—	7,574
Royal Bank of Scotland PLC	36,723	—	—	36,723
Standard Chartered Bank	916	(916)	—	—
State Street Bank and Trust Company	5,419	—	—	5,419
Other Derivatives (J)	737,005	—	—	737,005
Total	$793,584	$(6,863)	$—	$786,721
(H)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
(I)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(J)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement.

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Equity contracts	Total
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on purchased options and swaptions (K)	$56,079	$—	$(1,029,504)	$(973,425)
Net realized gain (loss) on futures contracts	(1,737,069)	—	5,628,586	3,891,517
Net realized gain (loss) on written options and swaptions	—	—	(37,581)	(37,581)
Net realized gain (loss) on swap agreements	(81,233)	—	(465,138)	(546,371)
Net realized gain (loss) on forward foreign currency contracts (L)	—	900,585	—	900,585
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased options and swaptions (M)	168,251	—	76,212	244,463
Net change in unrealized appreciation (depreciation) on futures contracts	(366,107)	—	129,796	(236,311)
Net change in unrealized appreciation (depreciation) on written options and swaptions	—	—	(34,506)	(34,506)
Net change in unrealized appreciation (depreciation) on swap agreements	(248,405)	—	(46,797)	(295,202)
Net change in unrealized appreciation (depreciation) on forward foreign currency transactions (N)	—	163,001	—	163,001
Total	$(2,208,484)	$1,063,586	$4,221,068	$3,076,170
(K)	Included within Net realized gain (loss) on transactions from Investment securities.
(L)	Included within Net realized gain (loss) on transactions from Foreign currency transactions.
(M)	Included within Net change in unrealized appreciation (depreciation) on Investment securities.
(N)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies.

For non-exchange traded derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to wash sales, swaps, passive foreign investment companies, foreign currency transactions, paydown gain/loss, foreign capital gains tax, futures contracts, straddle loss deferral, and return of capital distributions from underlying investments.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 6. (continued)

differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(407)
Undistributed (accumulated) net investment income (loss)	655,382
Undistributed (accumulated) net realized gain (loss)	(654,975)

At December 31, 2013, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$1,867,036	December 31, 2016
29,702,769	December 31, 2017

The capital loss carryforwards utilized or expired during the year ended December 31, 2013 were $2,174,030.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$3,658,106
Long-Term Capital Gain	—

2012 Distributions paid from:
Ordinary Income	2,399,301
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$3,191,542

Undistributed Long-term Capital Gain	—

Capital Loss Carryforwards	(31,569,805)

Post October Short-Term Capital Loss Deferral	—

Post October Long-Term Capital Loss Deferral	—

Late Year Ordinary Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	34,396,983

Other Temporary Differences	(8,310)

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica AllianceBernstein Dynamic Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica AllianceBernstein Dynamic Allocation VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica AllianceBernstein Dynamic Allocation VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica AllianceBernstein Dynamic Allocation VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Conservative VP

(unaudited)

MARKET ENVIRONMENT

Stock markets in 2013 were driven to multiyear highs as the U.S. Federal Reserve (“Fed”) continued to pump unprecedented stimulus into a weak economic recovery and politicians managed to eventually agree on a variety of budget issues. The U.S. stock market was a leader among global markets, as the S&P 500® was up 32.39% for the year. Generally, international stocks lagged significantly behind, with the MSCI Europe, Australasia, and Far East Index (“MSCI EAFE”), returning 22.8% over that stretch. Meanwhile, emerging markets’ stocks actually lost money, with the MSCI Emerging Markets Index (“MSCI EMI”) falling 2.60%.

Politicians squabbling over the budget had the spotlight for most of the year. They started in early 2013 with an agreement to avoid the fiscal cliff. And then in the course of dealing with the sequester, they had a debt-ceiling crisis and a two-week government shutdown in October. This ended with an agreement to reconsider the budget issues and debt ceiling in the first quarter of 2014.

In the face of the continuing political squabbling in Congress, the Fed continued to provide massive support to markets. They started buying $85 billion in bonds toward the end of 2012, and kept it up until they announced they would begin to reduce purchases in December. Nevertheless, Fed Chairman Ben Bernanke started the taper conversation in May, which in turn precipitated a dramatic rise in U.S. Treasury interest rates, for example, the ten year U.S. Treasury note rose from 1.76% to 3.03% over 2013.

While U.S. policymakers hogged the spotlight in 2013, Europeans were glad to finally be out of the headlines. The European economies started to grow in the second half of year, and the fear of a Eurozone crisis receded. In international markets, Japan provided the most drama as Prime Minister Abe promised to end years of deflation and stagnation with a dramatic stimulus plan, which drove the Nikkei 225 index up 56.7%, its best year in more than 30, but also caused the yen to fall 17.7%. The bond market was characterized by decent returns to credit sensitive bonds, such as high-yield, but losses for interest-sensitive bonds. The Barclays U.S. Corporate High Yield 2% Issuer Capped Index rose 7.44% for the year; while interest rate-sensitive bonds lost money; the Barclays U.S. Aggregate Bond Index was down for the year.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Asset Allocation - Conservative VP, Initial Class returned 9.36%. By comparison, its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index and the Wilshire 5000 Total Market Index, returned (2.02)%, and 33.98%, respectively.

STRATEGY REVIEW

This portfolio is designed to provide a mix of approximately 35% equity and 65% fixed-income securities under normal conditions over time. On May 1, 2013 we implemented new volatility management guidelines designed to improve the portfolio’s risk-adjusted performance. Under these new guidelines the portfolio’s maximum equity exposure can range from 0% (when market volatility is unusually high) to 50% (when volatility is extremely low). The stock holdings of the portfolio include both domestic and international markets, from growth to value and small-cap to large-cap. The fixed-income holdings include U.S. Treasuries, treasury inflation protected securities, mortgage backed securities, high-yield, international and emerging markets’ bonds. The portfolio also includes exposure to master limited partnerships from the energy sector, emerging markets’ stocks and global real estate. The goal is to provide investors broad, diversified exposure to the financial markets. We also adjust our holdings relative to our targets in response to shorter-term market conditions, for example, in early 2013 we shifted assets from our intermediate-term bond portfolios to our short-term bond portfolios, thereby avoiding some of the losses from rising interest rates. And we seek to find and use quality money managers specializing in each asset class and style. We monitor these managers for performance and style issues, and adjust their weightings both to manage our asset-class exposures and to reflect the managers’ relative skill.

On May 1, 2013, we also began to use exchange-traded futures contracts to adjust the asset allocation exposure of the portfolio. The futures contracts we use are limited to contracts on stock-indexes, such as the S&P 500® or the Russell 2000® Index; U.S. Treasury bonds, such as the 5-year or 10-year U.S. Treasury bond; and contracts on foreign currencies, such as the Japanese yen, or the euro. These futures contracts allow us to quickly and cheaply adjust our asset allocation to stay within our maximum equity exposure, to adjust to market and economic events, and to hedge our exposure to stocks and bonds.

For 2013, the worst performing portfolio in this portfolio was the Transamerica Real Return TIPS as its long duration bonds lost value as interest rates rose and investors became less willing to pay for inflation protection. The portfolio’s worst performing stock portfolio was Transamerica Clarion Global Real Estate Securities VP. The best performing portfolio in the portfolio was Transamerica Capital Growth, powered by strong performance from its large cap growth stocks, such as Facebook, Amazon, and Google.

Todd R. Porter, CFA

Maciej J. Kowara, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Conservative VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	9.36%	10.48%	5.71%	05/01/2002
Barclays U.S. Aggregate Bond Index(A)	(2.02)%	4.44%	4.55%
Wilshire 5000 Total Market Index(A)	33.98%	19.01%	8.18%
Service Class	9.09%	10.20%	5.45%	05/01/2003

NOTES

(A) The Barclays U.S. Aggregate Bond Index and the Wilshire 5000 Total Market Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. The Wilshire 5000 Total Market Index measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Conservative VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)
Transamerica Asset Allocation - Conservative VP
Initial Class	$1,000.00	$1,073.60	$0.79	$1,024.71	$0.77	0.15%
Service Class	1,000.00	1,071.70	2.11	1,023.44	2.06	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Fixed Income	47.8%
U.S. Equity	38.0
Global/International Equity	7.0
Tactical and Specialty	3.2
Alternative Investments	2.6
Repurchase Agreement	1.2
Inflation-Protected Securities	0.1
Other Assets and Liabilities - Net(A)	0.1
Total	100.0%

(A)	The Other Assets and Liabilities - Net category may include, but is not limited to, Reverse Repurchase Agreements, Forward Foreign Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, TBA Short Commitments, and Cash Collateral.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
INVESTMENT COMPANIES - 98.7%
Alternative Investments - 2.6%
Transamerica MLP & Energy Income (A)	4,225,122	$ 44,744,044
Fixed Income - 47.8%
Transamerica Aegon U.S. Government Securities VP (B)	3,103,590	38,267,263
Transamerica Core Bond (A)	11,862,669	118,033,554
Transamerica Emerging Markets Debt (A)	2,758,048	28,738,863
Transamerica Flexible Income (A)	555,184	5,174,312
Transamerica Floating Rate (A)	1,800,622	18,060,241
Transamerica High Yield Bond (A)	6,642,027	64,427,662
Transamerica ING Intermediate Bond VP (B) (C)	400,000	3,864,000
Transamerica ING Limited Maturity Bond VP (B) (C)	7,100,000	71,071,000
Transamerica Money Market (A)	2,473,017	2,473,017
Transamerica PIMCO Total Return VP (B)	12,014,929	136,489,592
Transamerica Short-Term Bond (A)	33,550,850	342,218,669
Global/International Equity - 7.0%
Transamerica Clarion Global Real Estate Securities VP (B)	1,076,959	12,568,110
Transamerica Developing Markets Equity (A)	1,384,515	16,420,348
Transamerica Income & Growth (A)	3,700,381	40,408,156
Transamerica International Equity (A)	1,016,058	18,492,259
Transamerica International Small Cap (A)	1,697,543	17,297,966
Transamerica International Small Cap Value (A)	1,371,666	16,994,938
Inflation-Protected Securities - 0.1%
Transamerica Real Return TIPS (A)	172,840	1,562,477
Tactical and Specialty - 3.2%
Transamerica Bond (A)	5,380,537	55,796,171
U.S. Equity - 38.0%
Transamerica Capital Growth (A)	2,836,635	44,535,173
Transamerica Dividend Focused (A)	912,518	11,351,722

	Shares	Value
U.S. Equity (continued)
Transamerica Growth Opportunities (A)	2,415,711	$ 28,746,964
Transamerica ING Mid Cap Opportunities VP (B) (C)	2,186,847	25,892,271
Transamerica Jennison Growth VP (B)	2,373,424	25,419,367
Transamerica JPMorgan Mid Cap Value VP (B)	4,584,322	96,362,450
Transamerica Large Cap Growth (A)	3,106,370	38,736,433
Transamerica Large Cap Value (A)	4,283,061	54,523,370
Transamerica Select Equity (A)	5,848,587	79,482,303
Transamerica Small Cap Core (A)	2,505,700	26,284,798
Transamerica Small Cap Growth (A)	5,428,570	69,702,835
Transamerica Small Cap Value (A)	8,163,710	106,209,871
Transamerica T. Rowe Price Small Cap VP (B)	914,678	13,025,021
Transamerica WMC Diversified Growth VP (B)	1,218,869	38,808,787

Total Investment Companies (cost $1,599,638,082)		1,712,184,007

	Principal	Value
REPURCHASE AGREEMENT - 1.2%
State Street Bank & Trust Co. 0.01% (D), dated 12/31/2013, to be repurchased at $20,433,677 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 06/25/2037, and with a value of $20,843,269.	$ 20,433,665	20,433,665

Total Repurchase Agreement (cost $20,433,665)		20,433,665

Total Investment Securities (cost $1,620,071,747) (E)		1,732,617,672
Other Assets and Liabilities - Net - 0.1%		1,994,829

Net Assets - 100.0%		$1,734,612,501

FUTURES CONTRACTS: (F)
Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note	Long	1,000	03/31/2014	$(942,060)
JPY March Futures	Short	(300)	03/17/2014	910,350
NASDAQ 100 E-Mini Index	Long	500	03/21/2014	1,266,000
S&P 500 E-Mini Index	Short	(200)	03/21/2014	(526,600)

				$707,690

VALUATION SUMMARY: (G)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Investment Companies	$1,712,184,007	$—	$—	$1,712,184,007
Repurchase Agreement	—	20,433,665	—	20,433,665
Total Investment Securities	$1,712,184,007	$20,433,665	$—	$1,732,617,672
Derivative Financial Instruments
Futures Contracts (H)	$2,176,350	$—	$—	$2,176,350
Total Derivative Financial Instruments	$2,176,350	$—	$—	$2,176,350

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

VALUATION SUMMARY (continued): (G)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
LIABILITIES
Derivative Financial Instruments
Futures Contracts (H)	$(1,468,660)	$—	$—	$(1,468,660)
Total Derivative Financial Instruments	$(1,468,660)	$—	$—	$(1,468,660)

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	The portfolio invests its assets in the Class I2 shares of the affiliated series of the Transamerica Funds.
(B)	The portfolio invests its assets in the Initial Class shares of the affiliated portfolio of the Transamerica Series Trust.
(C)	Non-income producing security.
(D)	Rate shown reflects the yield at December 31, 2013.
(E)	Aggregate cost for federal income tax purposes is $1,620,605,468. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $132,365,348 and $20,353,144, respectively. Net unrealized appreciation for tax purposes is $112,012,204.
(F)	Cash in the amount of $2,707,000 has been segregated by the custodian with the broker as collateral to cover margin requirements for open futures contracts.
(G)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(H)	Derivative financial instruments valued at unrealized appreciation (depreciation) on the instrument.

CURRENCY ABBREVIATIONS:

JPY	Japanese Yen

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investments in affiliated investment companies, at value (cost: $1,599,638,082)	$1,712,184,007
Repurchase agreement, at value (cost: $20,433,665)	20,433,665
Cash on deposit with broker	2,707,000
Receivables:
Shares sold	533,190
Interest	6
Dividends	286,083
Variation margin receivable on derivative financial instruments	78,500
Prepaid expenses	29,896

Total assets	1,736,252,347

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	1,073,206
Management and advisory fees	151,386
Distribution and service fees	283,363
Administration fees	26,492
Transfer agent fees	4,717
Trustees fees	528
Audit and tax fees	40,230
Custody fees	5,025
Legal fees	9,575
Printing and shareholder reports fees	44,094
Other	1,230

Total liabilities	1,639,846

Net assets	$1,734,612,501

Net assets consist of:
Capital stock ($0.01 par value)	$1,546,378
Additional paid-in capital	1,551,627,699
Undistributed (accumulated) net investment income (loss)	41,854,855
Undistributed (accumulated) net realized gain (loss)	26,329,954
Net unrealized appreciation (depreciation) on:
Affiliated investment companies	112,545,925
Futures contracts	707,690

Net assets	$1,734,612,501

Net assets by class:
Initial Class	$429,006,468
Service Class	1,305,606,033

Shares outstanding:
Initial Class	37,966,031
Service Class	116,671,788

Net asset value and offering price per share:
Initial Class	$11.30
Service Class	11.19

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income from affiliated investment companies	$48,047,609
Interest income	2,516

Total investment income	48,050,125

Expenses:
Management and advisory	1,758,368
Distribution and service:
Service Class	3,244,290
Administration	307,714
Transfer agent	25,142
Trustees	53,022
Audit and tax	42,381
Custody	54,533
Legal	73,323
Printing and shareholder reports	155,504
Other	79,152

Total expenses	5,793,429

Net investment income (loss)	42,256,696

Net realized and change in unrealized gain (loss) on:
Affiliated investment companies	9,164,489
Futures contracts	(6,683,970)
Distributions from affiliated investment companies	24,164,803

Net realized gain (loss)	26,645,322

Net change in unrealized appreciation (depreciation) on:	84,659,855
Affiliated investment companies
Futures contracts	707,690

Net change in unrealized appreciation (depreciation)	85,367,545

Net realized and change in unrealized gain (loss)	112,012,867

Net increase (decrease) in net assets resulting from operations	$154,269,563

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$42,256,696	$52,016,042
Net realized gain (loss)	26,645,322	69,927,101
Net change in unrealized appreciation (depreciation)	85,367,545	19,538
Net increase (decrease) in net assets resulting from operations	154,269,563	121,962,681

Distributions to shareholders:
Net investment income:
Initial Class	(14,199,691)	(15,771,899)
Service Class	(37,818,513)	(37,435,236)
Total distributions from net investment income	(52,018,204)	(53,207,135)
Net realized gains:
Initial Class	(700,460)	—
Service Class	(2,018,918)	—
Total distributions from net realized gains	(2,719,378)	—
Total distributions to shareholders	(54,737,582)	(53,207,135)

Capital share transactions:
Proceeds from shares sold:
Initial Class	35,873,944	67,127,421
Service Class	133,860,982	217,127,538
	169,734,926	284,254,959
Dividends and distributions reinvested:
Initial Class	14,900,151	15,771,899
Service Class	39,837,431	37,435,236
	54,737,582	53,207,135
Cost of shares redeemed:
Initial Class	(140,773,859)	(143,884,797)
Service Class	(266,363,963)	(125,506,626)
	(407,137,822)	(269,391,423)
Net increase (decrease) in net assets resulting from capital share transactions	(182,665,314)	68,070,671

Net increase (decrease) in net assets	(83,133,333)	136,826,217

Net assets:
Beginning of year	1,817,745,834	1,680,919,617
End of year	$1,734,612,501	$1,817,745,834
Undistributed (accumulated) net investment income (loss)	$41,854,855	$52,016,990

Share activity:
Shares issued:
Initial Class	3,280,007	6,339,709
Service Class	12,321,226	20,640,225
	15,601,233	26,979,934
Shares issued-reinvested from dividends and distributions:
Initial Class	1,391,237	1,507,830
Service Class	3,754,706	3,606,777
	5,145,943	5,114,607
Shares redeemed:
Initial Class	(12,825,718)	(13,572,171)
Service Class	(24,549,343)	(11,938,648)
	(37,375,061)	(25,510,819)

Net increase (decrease) in shares outstanding:
Initial Class	(8,154,474)	(5,724,632)
Service Class	(8,473,411)	12,308,354
	(16,627,885)	6,583,722

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Conservative VP

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each year	Initial Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$10.69	$10.27	$10.29	$9.80	$8.29
Investment operations
Net investment income (loss)(A)(B)	0.28	0.33	0.36	0.30	0.37
Net realized and unrealized gain (loss)	0.70	0.43	(0.09)	0.55	1.69
Total investment operations	0.98	0.76	0.27	0.85	2.06
Distributions
Net investment income	(0.35)	(0.34)	(0.29)	(0.33)	(0.40)
Net realized gains	(0.02)	—	—	(0.03)	(0.15)
Total distributions	(0.37)	(0.34)	(0.29)	(0.36)	(0.55)
Net asset value
End of year	$11.30	$10.69	$10.27	$10.29	$9.80
Total return(C)	9.36%	7.46%	2.65%	8.93%	25.22%
Net assets end of year (000’s)	$429,007	$492,855	$532,350	$551,227	$554,813
Ratio and supplemental data
Expenses to average net assets(D)	0.15%	0.14%	0.13%	0.13%	0.13%
Net investment income (loss) to average net assets(B)	2.54%	3.08%	3.43%	3.01%	4.07%
Portfolio turnover rate(E)	33%	67%	29%	41%	25%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(C)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the portfolio invests.
(E)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Service Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$10.59	$10.18	$10.21	$9.73	$8.24
Investment operations
Net investment income (loss)(A)(B)	0.26	0.31	0.33	0.28	0.37
Net realized and unrealized gain (loss)	0.68	0.42	(0.09)	0.54	1.65
Total investment operations	0.94	0.73	0.24	0.82	2.02
Distributions
Net investment income	(0.32)	(0.32)	(0.27)	(0.31)	(0.38)
Net realized gains	(0.02)	—	—	(0.03)	(0.15)
Total distributions	(0.34)	(0.32)	(0.27)	(0.34)	(0.53)
Net asset value
End of year	$11.19	$10.59	$10.18	$10.21	$9.73
Total return(C)	9.09%	7.20%	2.36%	8.71%	24.90%
Net assets end of year (000’s)	$1,305,606	$1,324,891	$1,148,570	$1,025,268	$823,054
Ratio and supplemental data
Expenses to average net assets(D)	0.40%	0.39%	0.38%	0.38%	0.38%
Net investment income (loss) to average net assets(B)	2.35%	2.93%	3.22%	2.86%	4.10%
Portfolio turnover rate(E)	33%	67%	29%	41%	25%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(C)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the portfolio invests.
(E)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Asset Allocation - Conservative VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2013 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.100% of ANA

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.25%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.0175% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of affiliated investments purchased and proceeds from affiliated investments sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of affiliated investments:	$567,837,529
Proceeds from maturities and sales of affiliated investments:	839,693,440

There were no transactions of U.S. Government Securities during the year ended December 31, 2013.

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2012	Ending number of positions at December 31, 2013	Average number of positions (A)
Futures contracts	—	4	5	(B)
(A)	Calculated based on positions held at each month end during the current year.
(B)	Although there were no open positions at the beginning and/or the end of the year the Portfolio periodically invested in this derivative during the year.

The tables below highlight the types of risk associated with the derivative instruments:

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Equity contracts	Total
Asset Derivatives
Unrealized appreciation on futures contracts (C) (D)	$—	$910,350	$1,266,000	$2,176,350
Total gross amount of assets (E)	$—	$910,350	$1,266,000	$2,176,350
Liability Derivatives
Unrealized depreciation on futures contracts (C) (D)	$(942,060)	$—	$(526,600)	$(1,468,660)
Total gross amount of liabilities (E)	$(942,060)	$—	$(526,600)	$(1,468,660)
(C)	Includes cumulative appreciation (depreciation) on futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(D)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(E)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Equity contracts	Total
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on futures contracts	$(318,863)	$—	$(6,365,107)	$(6,683,970)
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on futures contracts	(942,060)	910,350	739,400	707,690
Total	$(1,260,923)	$910,350	$(5,625,707)	$(5,976,280)

The Portfolio’s derivatives are not subject to a master netting arrangement, or another similar arrangement.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$1,321
Undistributed (accumulated) net investment income (loss)	(400,627)
Undistributed (accumulated) net realized gain (loss)	399,306

At December 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2013.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$52,018,204
Long-Term Capital Gain	2,719,378

2012 Distributions paid from:
Ordinary Income	53,207,135
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$41,854,855
Undistributed Long-term Capital Gain	27,571,365
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	112,012,204
Other Temporary Differences	—

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 8. SUBSEQUENT EVENTS

The Board of Trustees of the Portfolio approved a new investment sub-advisory agreement with Aegon USA Investment Management, LLC, (“AUIM”), an affiliate of Transamerica Asset Management, Inc., pursuant to which AUIM would serve as sub-adviser to the Portfolio effective on or about May 1, 2014, subject to approval by the Portfolio’s shareholders. AUIM is an affiliated sub-adviser.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Asset Allocation - Conservative VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Asset Allocation – Conservative VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Asset Allocation – Conservative VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Conservative VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $2,719,378 for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Growth VP

(unaudited)

MARKET ENVIRONMENT

Stock markets in 2013 were driven to multiyear highs as the U.S. Federal Reserve (“Fed”) continued to pump unprecedented stimulus into a weak economic recovery and politicians managed to eventually agree on a variety of budget issues. The U.S. stock market was a leader among global markets, as the S&P 500® was up 32.39% for the year. Generally, international stocks lagged significantly behind, with the MSCI Europe, Australasia, and Far East Index (“MSCI EAFE”), returning 22.8% over that stretch. Meanwhile, emerging markets’ stocks actually lost money, with the MSCI Emerging Markets Index (“MSCI EMI”) falling 2.60%.

Politicians squabbling over the budget had the spotlight for most of the year. They started in early 2013 with an agreement to avoid the fiscal cliff. And then in the course of dealing with the sequester, they had a debt-ceiling crisis and a two-week government shutdown in October. This ended with an agreement to reconsider the budget issues and debt ceiling in the first quarter of 2014.

In the face of the continuing political squabbling in Congress, the Fed continued to provide massive support to markets. They started buying $85 billion in bonds toward the end of 2012, and kept it up until they announced they would begin to reduce purchases in December. Nevertheless, Fed Chairman Ben Bernanke started the taper conversation in May, which in turn precipitated a dramatic rise in U.S. Treasury interest rates, for example, the 10-year U.S. Treasury note rose from 1.76% to 3.03% over 2013.

While U.S. policymakers hogged the spotlight in 2013, Europeans were glad to finally be out of the headlines. The European economies started to grow in the second half of year, and the fear of a Eurozone crisis receded. In international markets, Japan provided the most drama as Prime Minister Abe promised to end years of deflation and stagnation with a dramatic stimulus plan, which drove the Nikkei 225 index up 56.7%, its best year in more than 30, but also caused the yen to fall 17.7%. The bond market was characterized by decent returns to credit sensitive bonds, such as high-yield, but losses for interest-sensitive bonds. The Barclays U.S. Corporate High Yield 2% Issuer Capped Index rose 7.44% for the year; while interest rate-sensitive bonds lost money; the Barclays U.S. Aggregate Bond Index was down for the year.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Asset Allocation - Growth VP, Initial Class returned 26.81%. By comparison, its benchmark, the Wilshire 5000 Total Market Index, returned 33.98%.

STRATEGY REVIEW

This portfolio is designed to provide a broad blend of equity exposure over time. The stock holdings of the portfolio include both domestic and international markets, from growth to value and small-cap to large-cap. Fixed-income holdings may be used on a temporary, defensive basis and may include U.S. Treasuries, treasury inflation protected securities, mortgage backed securities, high-yield, international and emerging markets’ bonds. The portfolio also includes exposure to master limited partnerships from the energy sector, emerging markets’ stocks and global real estate. The goal is to provide investors broad, diversified exposure to global equity markets. We also adjust our holdings relative to our targets in response to shorter-term market conditions. For example, in 2013 we underweighted emerging markets stocks in order to avoid some of the losses in those regions. And we seek to find and use quality money managers specializing in each asset class and style. We monitor these managers for performance and style issues, and adjust their weightings both to manage our asset-class exposures and to reflect the managers’ relative skill.

On May 1, 2013, we also began to use exchange-traded futures contracts to adjust the asset allocation exposure of the portfolio. The futures contracts we use are limited to contracts on stock-indexes, such as the S&P 500® or the Russell 2000® Index; U.S. Treasury bonds, such as the five year or ten year; and contracts on foreign currencies, such as the Japanese yen, or the euro. These futures contracts allow us to quickly and cheaply adjust our asset allocation to market and economic events, and to hedge our exposure to stocks and bonds, if needed.

For 2013, the portfolio’s worst performing stock portfolio was Transamerica Emerging Markets Equity, which performed better than the MSCI EMI, but nevertheless caused a drag on the portfolio’s performance. The best performing portfolio in the portfolio was Transamerica Capital Growth, powered by strong performance from its large cap growth stocks, such as Facebook, Amazon, and Google.

Todd R. Porter, CFA

Maciej J. Kowara, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	26.81%	15.05%	6.86%	05/01/2002
Wilshire 5000 Total Market Index(A)	33.98%	19.01%	8.18%
Service Class	26.39%	14.75%	6.60%	05/01/2003

NOTES

(A) The Wilshire 5000 Total Market Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The Wilshire 5000 Total Market Index measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, like all investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)
Transamerica Asset Allocation - Growth VP
Initial Class	$1,000.00	$1,161.20	$0.83	$1,024.71	$0.77	0.15%
Service Class	1,000.00	1,159.10	2.20	1,023.44	2.06	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
U.S. Equity	67.3%
Global/International Equity	20.2
Tactical and Specialty	10.3
Repurchase Agreement	1.5
Alternative Investments	0.2
Fixed Income	0.0	(A)
Other Assets and Liabilities - Net(B)	0.5
Total	100.0%

(A)	Percentage rounds to less than 0.1%

(B)	The Other Assets and Liabilities - Net category may include, but is not limited to, Reverse Repurchase Agreements, Forward Foreign Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, TBA Short Commitments, and Cash Collateral.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
INVESTMENT COMPANIES - 98.0%
Alternative Investments - 0.2%
Transamerica MLP & Energy Income (A)	210,156	$ 2,225,556
Fixed Income - 0.0% (B)
Transamerica Money Market (A)	3,912	3,912
Global/International Equity - 20.2%
Transamerica Clarion Global Real Estate Securities VP (C)	1,276,099	14,892,075
Transamerica Developing Markets Equity (A)	4,698,953	55,729,579
Transamerica Emerging Markets Equity (A)	2,323,777	23,098,346
Transamerica International (A)	2,382,432	25,920,864
Transamerica International Equity (A)	196,422	3,574,883
Transamerica International Equity Opportunities (A)	1,362,704	11,896,403
Transamerica International Small Cap (A)	5,238,836	53,383,742
Transamerica International Small Cap Value (A)	380,426	4,713,482
Transamerica Value (A)	1,579,465	45,172,688
Tactical and Specialty - 10.3%
Transamerica Global Macro (A) (D)	7,878,381	43,409,877
Transamerica Managed Futures Strategy (A)	7,487,177	78,016,389
U.S. Equity - 67.3%
Transamerica Capital Growth (A)	1,337,083	20,992,207
Transamerica Dividend Focused (A)	1,708,144	21,249,307
Transamerica Growth Opportunities (A)	2,006,594	23,878,464
Transamerica ING Mid Cap Opportunities VP (C) (D)	967,118	11,450,677
Transamerica Jennison Growth VP (C)	9,982,252	106,909,923
Transamerica JPMorgan Mid Cap Value VP (C)	4,168,635	87,624,716
Transamerica Large Cap Growth (A)	1,419,899	17,706,140
Transamerica Large Cap Value (A)	11,054,545	140,724,356

	Shares	Value
U.S. Equity (continued)
Transamerica Morgan Stanley Mid-Cap Growth VP (C)	349,255	$ 13,250,725
Transamerica Select Equity (A)	7,980,795	108,459,005
Transamerica Small Cap Core (A)	2,505,700	26,284,798
Transamerica Small Cap Growth (A)	3,447,496	44,265,846
Transamerica Small Cap Value (A)	3,880,508	50,485,414
Transamerica Small Company Growth Liquidating Trust (D) (E) (F) (G) (H)	3,075	14,282
Transamerica Systematic Small/Mid Cap Value VP (C)	1,700,049	40,240,159
Transamerica T. Rowe Price Small Cap VP (C)	2,734,766	38,943,064
Transamerica WMC Diversified Growth VP (C)	1,358,235	43,246,213

Total Investment Companies (cost $939,900,325)		1,157,763,092

	Principal	Value
REPURCHASE AGREEMENT - 1.5%
State Street Bank & Trust Co. 0.01% (I), dated 12/31/2013, to be repurchased at $16,950,353 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 05/15/2040, and with a value of $17,289,999.	$ 16,950,344	16,950,344

Total Repurchase Agreement (cost $16,950,344)		16,950,344

Total Investment Securities (cost $956,850,669) (J)		1,174,713,436
Other Assets and Liabilities - Net - 0.5%		6,269,334

Net Assets - 100.0%		$ 1,180,982,770

FUTURES CONTRACTS: (K)
Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
JPY March Futures	Short	(410)	03/17/2014	$982,333
NASDAQ 100 E-Mini Index	Long	870	03/21/2014	2,016,955
Russell 2000 Mini Index	Long	470	03/21/2014	2,163,670
S&P 500 E-Mini Index	Short	(50)	03/21/2014	(180,400)

				$4,982,558

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

VALUATION SUMMARY: (L)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Investment Companies
Alternative Investments	$2,225,556	$—	$—	$2,225,556
Fixed Income	3,912	—	—	3,912
Global/International Equity	238,382,062	—	—	238,382,062
Tactical and Specialty	121,426,266	—	—	121,426,266
U.S. Equity	795,711,014	—	14,282	795,725,296
Repurchase Agreement	—	16,950,344	—	16,950,344
Total Investment Securities	$1,157,748,810	$16,950,344	$14,282	$1,174,713,436

Derivative Financial Instruments
Futures Contracts (M)	$5,162,958	$—	$—	$5,162,958
Total Derivative Financial Instruments	$5,162,958	$—	$—	$5,162,958

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
LIABILITIES
Derivative Financial Instruments
Futures Contracts (M)	$(180,400)	$—	$—	$(180,400)
Total Derivative Financial Instruments	$(180,400)	$—	$—	$(180,400)

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at December 31, 2012	Purchases	Sales (N)	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) (O)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at December 31, 2013 (P)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2013 (O)
Investment Companies	$390,426	$—	$(354,939)	$—	$(12,048)	$(9,157)	$—	$—	$14,282	$(9,157)

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	The portfolio invests its assets in the Class I2 shares of the affiliated series of the Transamerica Funds.
(B)	Percentage rounds to less than 0.1%.
(C)	The portfolio invests its assets in the Initial Class shares of the affiliated portfolio of the Transamerica Series Trust.
(D)	Non-income producing security.
(E)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate fair value of securities is $14,282, or less than 0.01% of the portfolio’s net assets.
(F)	Investment in affiliated company of Transamerica Asset Management, Inc.
(G)	Restricted security. At December 31, 2013, the portfolio owned the respective securities which were restricted as to public resale:

Investment Securities	Description	Acquisition Date	Cost	Value	Value as % of Net Assets
Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	$30,750	$14,282	0.00	%(Q)

(H)	Illiquid. Total aggregate fair value of illiquid securities is $14,282, or less than 0.01% of the portfolio’s net assets.
(I)	Rate shown reflects the yield at December 31, 2013.
(J)	Aggregate cost for federal income tax purposes is $969,432,575. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $206,106,085 and $825,224, respectively. Net unrealized appreciation for tax purposes is $205,280,861.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS (continued):

(K)	Cash in the amount of $5,614,000 has been segregated by the custodian with the broker as collateral to cover margin requirements for open futures contracts.
(L)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(M)	Derivative financial instruments valued at unrealized appreciation (depreciation) on the instrument.
(N)	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.
(O)	Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as Level 3 at period end.
(P)	Level 3 securities were not considered significant to the portfolio.
(Q)	Percentage rounds to less than 0.01%.

CURRENCY ABBREVIATION:

JPY	Japanese Yen

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investments in affiliated investment companies, at value (cost: $939,900,325)	$1,157,763,092
Repurchase agreement, at value (cost: $16,950,344)	16,950,344
Cash on deposit with broker	5,614,000
Receivables:
Shares sold	522,441
Interest	5
Variation margin receivable on derivative financial instruments	599,675
Prepaid expenses	20,396

Total assets	1,181,469,953

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	201,052
Management and advisory fees	101,100
Distribution and service fees	63,878
Administration fees	17,692
Transfer agent fees	2,984
Trustees fees	429
Audit and tax fees	29,581
Custody fees	3,478
Legal fees	5,474
Printing and shareholder reports fees	59,059
Other	2,456

Total liabilities	487,183

Net assets	$1,180,982,770

Net assets consist of:
Capital stock ($0.01 par value)	$1,047,372
Additional paid-in capital	1,150,195,520
Undistributed (accumulated) net investment income (loss)	26,365,620
Undistributed (accumulated) net realized gain (loss)	(219,471,067)
Net unrealized appreciation (depreciation) on: Affiliated investment companies	217,862,767
Futures contracts	4,982,558

Net assets	$1,180,982,770

Net assets by class:
Initial Class	$882,268,921
Service Class	298,713,849

Shares outstanding:
Initial Class	78,091,349
Service Class	26,645,832

Net asset value and offering price per share:
Initial Class	$11.30
Service Class	11.21

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income from affiliated investment companies	$28,569,463
Interest income	2,518

Total investment income	28,571,981

Expenses:
Management and advisory	1,053,267
Distribution and service:
Service Class	665,062
Administration	184,322
Transfer agent	15,224
Trustees	30,803
Audit and tax	30,831
Custody	35,550
Legal	44,601
Printing and shareholder reports	97,569
Other	47,184

Total expenses	2,204,413

Net investment income (loss)	26,367,568

Net realized and change in unrealized gain (loss) on:
Affiliated investment companies	18,118,439
Distributions from affiliated investment companies	31,876,747
Futures contracts	(1,776,324)

Net realized gain (loss)	48,218,862

Net change in unrealized appreciation (depreciation) on:	169,624,629
Affiliated investment companies
Futures contracts	4,982,558

Net change in unrealized appreciation (depreciation)	174,607,187

Net realized and change in unrealized gain (loss)	222,826,049

Net increase (decrease) in net assets resulting from operations	$249,193,617

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$26,367,568	$12,325,043
Net realized gain (loss)	48,218,862	23,906,800
Net change in unrealized appreciation (depreciation)	174,607,187	75,304,966
Net increase (decrease) in net assets resulting from operations	249,193,617	111,536,809

Distributions to shareholders:
Net investment income:
Initial Class	(9,607,098)	(9,570,062)
Service Class	(2,719,893)	(2,444,711)
Total distributions from net investment income	(12,326,991)	(12,014,773)
Total distributions to shareholders	(12,326,991)	(12,014,773)

Capital share transactions:
Proceeds from shares sold:
Initial Class	64,741,908	36,533,962
Service Class	56,987,058	44,447,128
	121,728,966	80,981,090
Dividends and distributions reinvested:
Initial Class	9,607,098	9,570,062
Service Class	2,719,893	2,444,711
	12,326,991	12,014,773
Cost of shares redeemed:
Initial Class	(81,606,166)	(124,433,817)
Service Class	(46,202,628)	(47,442,090)
	(127,808,794)	(171,875,907)
Net increase (decrease) in net assets resulting from capital share transactions	6,247,163	(78,880,044)

Net increase (decrease) in net assets	243,113,789	20,641,992

Net assets:
Beginning of year	937,868,981	917,226,989
End of year	$1,180,982,770	$937,868,981
Undistributed (accumulated) net investment income (loss)	$26,365,620	$12,324,748

Share activity:
Shares issued:
Initial Class	6,368,876	4,178,908
Service Class	5,779,023	5,079,913
	12,147,899	9,258,821
Shares issued-reinvested from dividends and distributions:
Initial Class	944,651	1,096,984
Service Class	269,296	281,974
	1,213,947	1,378,958
Shares redeemed:
Initial Class	(8,127,097)	(14,206,081)
Service Class	(4,638,313)	(5,467,999)
	(12,765,410)	(19,674,080)

Net increase (decrease) in shares outstanding:
Initial Class	(813,570)	(8,930,189)
Service Class	1,410,006	(106,112)
	596,436	(9,036,301)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Growth VP

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each year	Initial Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$9.02	$8.12	$8.70	$7.66	$6.57
Investment operations
Net investment income (loss)(A)(B)	0.26	0.12	0.11	0.10	0.09
Net realized and unrealized gain (loss)	2.14	0.90	(0.58)	1.03	1.80
Total investment operations	2.40	1.02	(0.47)	1.13	1.89
Distributions
Net investment income	(0.12)	(0.12)	(0.11)	(0.09)	(0.20)
Net realized gains	—	—	—	—	(0.60)
Total distributions	(0.12)	(0.12)	(0.11)	(0.09)	(0.80)
Net asset value
End of year	$11.30	$9.02	$8.12	$8.70	$7.66
Total return(C)	26.81%	12.60%	(5.42)%	14.95%	29.82%
Net assets end of year (000’s)	$882,269	$711,850	$713,019	$844,916	$808,954
Ratio and supplemental data
Expenses to average net assets(D)	0.15%	0.15%	0.14%	0.14%	0.14%
Net investment income (loss) to average net assets(B)	2.56%	1.34%	1.22%	1.23%	1.21%
Portfolio turnover rate(E)	20%	63%	27%	16%	18%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(C)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the portfolio invests.
(E)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Service Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$8.96	$8.06	$8.64	$7.61	$6.52
Investment operations
Net investment income (loss)(A)(B)	0.23	0.10	0.08	0.08	0.06
Net realized and unrealized gain (loss)	2.12	0.90	(0.57)	1.02	1.79
Total investment operations	2.35	1.00	(0.49)	1.10	1.85
Distributions
Net investment income	(0.10)	(0.10)	(0.09)	(0.07)	(0.17)
Net realized gains	—	—	—	—	(0.59)
Total distributions	(0.10)	(0.10)	(0.09)	(0.07)	(0.76)
Net asset value
End of year	$11.21	$8.96	$8.06	$8.64	$7.61
Total return(C)	26.39%	12.39%	(5.69)%	14.65%	29.54%
Net assets end of year (000’s)	$298,714	$226,019	$204,208	$239,112	$215,166
Ratio and supplemental data
Expenses to average net assets(D)	0.40%	0.40%	0.39%	0.39%	0.39%
Net investment income (loss) to average net assets(B)	2.32%	1.12%	0.94%	0.99%	0.98%
Portfolio turnover rate(E)	20%	63%	27%	16%	18%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(C)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the portfolio invests.
(E)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Transamerica Asset Allocation - Growth VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2013 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2013 are listed in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

For assets and liabilities for which significant unobservable inputs (Level 3), GAAP requires a reconciliation of the beginning to the ending balances for reported market values that presents changes attributed to the total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of the Portfolio’s Schedule of Investments.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.100% of ANA

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.25%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.0175% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of affiliated investments purchased and proceeds from affiliated investments sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of affiliated investments:	$206,808,141
Proceeds from maturities and sales of affiliated investments:	235,352,213

There were no transactions of U.S. Government Securities during the year ended December 31, 2013.

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2012	Ending number of positions at December 31, 2013	Average number of positions (A)
Futures contracts	—	4	4	(B)

(A)	Calculated based on positions held at each month end during the current year.
(B)	Although there were no open positions at the beginning and/or the end of the year the Portfolio periodically invested in this derivative during the year.

The tables below highlight the types of risk associated with the derivative instruments:

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts	Equity contracts	Total
Asset Derivatives
Unrealized appreciation on futures contracts (C) (D)	$982,333	$4,180,625	$5,162,958
Total gross amount of assets (E)	$982,333	$4,180,625	$5,162,958
Liability Derivatives
Unrealized depreciation on futures contracts (C) (D)	$—	$(180,400)	$(180,400)
Total gross amount of liabilities (E)	$—	$(180,400)	$(180,400)

(C)	Includes cumulative appreciation (depreciation) on futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(D)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(E)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Equity contracts	Total
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on futures contracts	$(2,595,887)	$—	$819,563	$(1,776,324)
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on futures contracts	—	982,333	4,000,225	4,982,558
Total	$(2,595,887)	$982,333	$4,819,788	$3,206,234

The Portfolio’s derivatives are not subject to a master netting arrangement, or another similar arrangement.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, and foreign currency transactions.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(283)
Undistributed (accumulated) net investment income (loss)	295
Undistributed (accumulated) net realized gain (loss)	(12)

At December 31, 2013, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 46,707,845	December 31, 2017
77,686,838	December 31, 2018
77,511,920	Long-Term Indefinitely

The capital loss carryforwards utilized or expired during the year ended December 31, 2013 were $52,985,829.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 6. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$12,326,991
Long-Term Capital Gain	—

2012 Distributions paid from:
Ordinary Income	12,014,773
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$26,365,620
Undistributed Long-term Capital Gain	—
Capital Loss Carryforwards	(201,906,603)
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	205,280,861
Other Temporary Differences	—

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 8. SUBSEQUENT EVENTS

The Board of Trustees of the Portfolio approved a new investment sub-advisory agreement with Aegon USA Investment Management, LLC, (“AUIM”), an affiliate of Transamerica Asset Management, Inc., pursuant to which AUIM would serve as sub-adviser to the Portfolio effective on or about May 1, 2014, subject to approval by the Portfolio’s shareholders. AUIM is an affiliated sub-adviser.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Asset Allocation – Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Asset Allocation – Growth VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Asset Allocation – Growth VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Moderate VP

(unaudited)

MARKET ENVIRONMENT

Stock markets in 2013 were driven to multiyear highs as the U.S. Federal Reserve (“Fed”) continued to pump unprecedented stimulus into a weak economic recovery and politicians managed to eventually agree on a variety of budget issues. The U.S. stock market was a leader among global markets, as the S&P 500® was up 32.39% for the year. Generally, international stocks lagged significantly behind, with the MSCI Europe, Australasia, and Far East Index (“MSCI EAFE”), returning 23.29% over that stretch. Meanwhile, emerging markets’ stocks actually lost money, with the MSCI Emerging Markets Index (“MSCI EMI”) falling 2.60%.

Politicians squabbling over the budget had the spotlight for most of the year. They started in early 2013 with an agreement to avoid the fiscal cliff. And then in the course of dealing with the sequester, they had a debt-ceiling crisis and a two-week government shutdown in October. This ended with an agreement to reconsider the budget issues and debt ceiling in the first quarter of 2014.

In the face of the continuing political squabbling in Congress, the Fed continued to provide massive support to markets. They started buying $85 billion in bonds toward the end of 2012, and kept it up until they announced they would begin to reduce purchases in December. Nevertheless, Fed Chairman Ben Bernanke started the taper conversation in May, which in turn precipitated a dramatic rise in U.S. Treasury interest rates, for example, the 10-year U.S. Treasury note rose from 1.76% to 3.03% over 2013.

While U.S. policymakers hogged the spotlight in 2013, Europeans were glad to finally be out of the headlines. The European economies started to grow in the second half of year, and the fear of a Eurozone crisis receded. In international markets, Japan provided the most drama as Prime Minister Abe promised to end years of deflation and stagnation with a dramatic stimulus plan, which drove the Nikkei 225 index up 56.7%, its best year in more than 30, but also caused the yen to fall 17.7%. The bond market was characterized by decent returns to credit sensitive bonds, such as high-yield, but losses for interest-sensitive bonds. The Barclays U.S. Corporate High Yield 2% Issuer Capped Index rose 7.44% for the year; while interest rate-sensitive bonds lost money; the Barclays U.S. Aggregate Bond Index was down for the year.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Asset Allocation-Moderate VP, Initial Class returned 13.50%. By comparison, its primary and secondary benchmarks, the Wilshire 5000 Total Market Index and the Barclays U.S. Aggregate Bond Index returned 33.98% and (2.02)%, respectively.

STRATEGY REVIEW

This portfolio is designed to provide a mix of approximately 50% equity and 50% fixed-income securities under normal conditions over time. On May 1, 2013 we implemented new volatility management guidelines designed to improve the portfolio’s risk-adjusted performance. Under these new guidelines the portfolio’s maximum equity exposure can range from 15% (when market volatility is unusually high) to 70% (when volatility is extremely low). The stock holdings of the portfolio include both domestic and international markets, from growth to value and small-cap to large-cap. The fixed-income holdings include U.S. Treasuries, treasury inflation protected securities, mortgage backed securities, high-yield, international and emerging markets’ bonds. The portfolio also includes exposure to master limited partnerships from the energy sector, emerging markets’ stocks and global real estate. The goal is to provide investors broad, diversified exposure to the financial markets. We also adjust our holdings relative to our targets in response to shorter-term market conditions, for example, in early 2013 we shifted assets from our intermediate-term bond portfolios to our short-term bond portfolios, thereby avoiding some of the losses from rising interest rates. And we seek to find and use quality money managers specializing in each asset class and style. We monitor these managers for performance and style issues, and adjust their weightings both to manage our asset-class exposures and to reflect the managers’ relative skill.

On May 1, 2013, we also began to use exchange-traded futures contracts to adjust the asset allocation exposure of the portfolio. The futures contracts we use are limited to contracts on stock-indexes, such as the S&P 500® or the Russell 2000® Index; U.S. Treasury bonds, such as the 5-year or 10-year U.S. Treasury bond; and contracts on foreign currencies, such as the Japanese yen, or the euro. These futures contracts allow us to quickly and cheaply adjust our asset allocation to stay within our maximum equity exposure, to adjust to market and economic events, and to hedge our exposure to stocks and bonds.

For 2013, the worst performing portfolio in this portfolio was the Transamerica Real Return TIPS as its long duration bonds lost value as interest rates rose and investors became less willing to pay for inflation protection. The portfolio’s worst performing stock portfolio was Transamerica Emerging Markets Equity, which performed better than the MSCI EMI but nevertheless caused a drag on the portfolio’s

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Moderate VP

(unaudited)

STRATEGY REVIEW (continued)

performance. The best performing portfolio in the portfolio was Transamerica Capital Growth, powered by strong performance from its large cap growth stocks, such as Facebook, Amazon, and Google.

Todd R. Porter, CFA

Maciej J. Kowara, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Moderate VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	13.50%	11.75%	6.40%	05/01/2002
Wilshire 5000 Total Market Index(A)	33.98%	19.01%	8.18%
Barclays U.S. Aggregate Bond Index(A)	(2.02)%	4.44%	4.55%
Service Class	13.23%	11.49%	6.13%	05/01/2003

NOTES

(A) The Wilshire 5000 Total Market Index and the Barclays U.S. Aggregate Bond Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The Wilshire 5000 Total Market Index measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization. The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, like all investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Moderate VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)
Transamerica Asset Allocation - Moderate VP
Initial Class	$1,000.00	$1,095.90	$0.80	$1,024.71	$0.77	0.15%
Service Class	1,000.00	1,093.90	2.13	1,023.44	2.06	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
U.S. Equity	41.0%
Fixed Income	33.5
Global/International Equity	13.4
Tactical and Specialty	4.5
Repurchase Agreement	4.3
Alternative Investments	1.9
Inflation-Protected Securities	1.0
Other Assets and Liabilities - Net(A)	0.4
Total	100.0%

(A)	The Other Assets and Liabilities - Net category may include, but is not limited to, Reverse Repurchase Agreements, Forward Foreign Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, TBA Short Commitments, and Cash Collateral.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Moderate VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
INVESTMENT COMPANIES - 95.3%
Alternative Investments - 1.9%
Transamerica MLP & Energy Income (A)	10,005,598	$ 105,959,282
Fixed Income - 33.5%
Transamerica Aegon U.S. Government Securities VP (B)	5,465,030	67,383,816
Transamerica Core Bond (A)	28,493,307	283,508,408
Transamerica Emerging Markets Debt (A)	10,057,044	104,794,399
Transamerica Flexible Income (A)	3,432,855	31,994,209
Transamerica Floating Rate (A)	5,010,401	50,254,322
Transamerica High Yield Bond (A)	18,670,523	181,104,070
Transamerica ING Intermediate Bond VP (B) (C)	4,600,000	44,436,000
Transamerica ING Limited Maturity Bond VP (B) (C)	2,900,000	29,029,000
Transamerica Money Market (A)	48,549,448	48,549,448
Transamerica PIMCO Total Return VP (B)	32,961,569	374,443,427
Transamerica Short-Term Bond (A)	66,230,121	675,547,229
Global/International Equity - 13.4%
Transamerica Clarion Global Real Estate Securities VP (B)	5,677,557	66,257,085
Transamerica Developing Markets Equity (A)	4,705,233	55,804,065
Transamerica Emerging Markets Equity (A)	2,950,659	29,329,555
Transamerica Income & Growth (A)	12,725,552	138,963,024
Transamerica International (A)	2,662,087	28,963,504
Transamerica International Equity (A)	6,195,477	112,757,690
Transamerica International Equity Opportunities (A)	6,000,847	52,387,391
Transamerica International Small Cap (A)	10,852,248	110,584,404
Transamerica International Small Cap Value (A)	8,398,993	104,063,521
Transamerica Value (A)	2,011,570	57,530,909
Inflation-Protected Securities - 1.0%
Transamerica Real Return TIPS (A)	6,340,042	57,313,978
Tactical and Specialty - 4.5%
Transamerica Bond (A)	20,576,045	213,373,586
Transamerica Global Allocation (A)	3,645,398	42,323,067
U.S. Equity - 41.0%
Transamerica Capital Growth (A)	2,996,835	47,050,316
Transamerica Dividend Focused (A)	14,748,640	183,473,085

	Shares	Value
U.S. Equity (continued)
Transamerica Growth Opportunities (A)	8,095,359	$ 96,334,774
Transamerica ING Mid Cap Opportunities VP (B) (C)	4,700,000	55,648,000
Transamerica Jennison Growth VP (B)	20,437,582	218,886,502
Transamerica JPMorgan Mid Cap Value VP (B)	15,460,014	324,969,500
Transamerica Large Cap Value (A)	21,954,242	279,477,498
Transamerica Mid Cap Growth (A)	5,000,387	52,904,093
Transamerica Select Equity (A)	17,392,265	236,360,882
Transamerica Small Cap Growth (A)	16,539,653	212,369,143
Transamerica Small Cap Value (A)	19,729,794	256,684,624
Transamerica Small Company Growth Liquidating Trust (C) (D) (E) (F) (G)	5,959	27,680
Transamerica Systematic Small/Mid Cap Value VP (B)	4,000,915	94,701,664
Transamerica T. Rowe Price Small Cap VP (B)	1,919,487	27,333,495
Transamerica WMC Diversified Growth VP (B)	7,265,830	231,344,012

Total Investment Companies (cost $4,861,312,440)		5,384,220,657

	Principal	Value
REPURCHASE AGREEMENT - 4.3%
State Street Bank & Trust Co. 0.01% (H), dated 12/31/2013, to be repurchased at $241,874,802 on 01/02/2014. Collateralized by U.S. Government Agency Obligations, 3.00% - 3.50%, due 07/25/2037 - 11/25/2038, and with a total value of $246,716,980.	$ 241,874,667	241,874,667

Total Repurchase Agreement (cost $241,874,667)		241,874,667

Total Investment Securities (cost $5,103,187,107) (I)		5,626,095,324
Other Assets and Liabilities - Net - 0.4%		22,585,725

Net Assets - 100.0%		$ 5,648,681,049

FUTURES CONTRACTS: (J)
Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note	Long	1,500	03/31/2014	$(1,410,750)
JPY March Futures	Short	(750)	03/17/2014	1,799,025
NASDAQ 100 E-Mini Index	Long	5,250	03/21/2014	12,344,068
Russell 2000 Mini Index	Long	1,100	03/21/2014	5,020,060
S&P 500 E-Mini Index	Short	(2,251)	03/21/2014	(7,684,433)

				$10,067,970

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Moderate VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

VALUATION SUMMARY: (K)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Investment Companies
Alternative Investments	$105,959,282	$—	$—	$105,959,282
Fixed Income	1,891,044,328	—	—	1,891,044,328
Global/International Equity	756,641,148	—	—	756,641,148
Inflation-Protected Securities	57,313,978	—	—	57,313,978
Tactical and Specialty	255,696,653	—	—	255,696,653
U.S. Equity	2,317,537,588	—	27,680	2,317,565,268
Repurchase Agreement	—	241,874,667	—	241,874,667
Total Investment Securities	$5,384,192,977	$241,874,667	$27,680	$5,626,095,324
Derivative Financial Instruments
Futures Contracts (L)	$19,163,153	$—	$—	$19,163,153
Total Derivative Financial Instruments	$19,163,153	$—	$—	$19,163,153

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
LIABILITIES
Derivative Financial Instruments
Futures Contracts (L)	$(9,095,183)	$—	$—	$(9,095,183)
Total Derivative Financial Instruments	$(9,095,183)	$—	$—	$(9,095,183)

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at December 31, 2012	Purchases	Sales (M)	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) (N)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at December 31, 2013 (O)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2013 (N)
Investment Companies	$756,658	$—	$(687,884)	$—	$(23,348)	$(17,746)	$—	$—	$27,680	$(17,746)

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	The portfolio invests its assets in the Class I2 shares of the affiliated series of the Transamerica Funds.
(B)	The portfolio invests its assets in the Initial Class shares of the affiliated portfolio of the Transamerica Series Trust.
(C)	Non-income producing security.
(D)	Investment in affiliated company of Transamerica Asset Management, Inc.
(E)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate fair value of securities is $27,680, or less than 0.01% of the portfolio’s net assets.
(F)	Illiquid. Total aggregate fair value of illiquid securities is $27,680, or less than 0.01% of the portfolio’s net assets.
(G)	Restricted security. At December 31, 2013, the portfolio owned the respective securities which were restricted as to public resale:

Investment Securities	Description	Acquisition Date	Cost	Value	Value as % of Net Assets
Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	$59,594	$27,680	0.00	%(P)

(H)	Rate shown reflects the yield at December 31, 2013.
(I)	Aggregate cost for federal income tax purposes is $5,109,236,316. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $583,930,398 and $67,071,390, respectively. Net unrealized appreciation for tax purposes is $516,859,008.
(J)	Cash in the amount of $17,087,310 has been segregated by the custodian with the broker as collateral to cover margin requirements for open futures contracts.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Moderate VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS (continued):

(K)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(L)	Derivative financial instruments valued at unrealized appreciation (depreciation) on the instrument.
(M)	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.
(N)	Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as Level 3 at year end.
(O)	Level 3 securities were not considered significant to the portfolio.
(P)	Percentage rounds to less than 0.01%.

CURRENCY ABBREVIATION:

JPY	Japanese Yen

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Moderate VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investments in affiliated investment companies, at value (cost: $4,861,312,440)	$5,384,220,657
Repurchase agreement, at value (cost: $241,874,667)	241,874,667
Cash on deposit with broker	17,087,310
Receivables:
Shares sold	5,478,373
Interest	67
Dividends	577,637
Variation margin receivable on derivative financial instruments	1,697,680
Prepaid expenses	96,689

Total assets	5,651,033,080

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	502,250
Management and advisory fees	485,028
Distribution and service fees	1,013,370
Administration fees	84,880
Transfer agent fees	14,278
Trustees fees	2,094
Audit and tax fees	98,906
Custody fees	11,931
Legal fees	25,814
Printing and shareholder reports fees	102,188
Other	11,292

Total liabilities	2,352,031

Net assets	$5,648,681,049

Net assets consist of:
Capital stock ($0.01 par value)	$4,709,452
Additional paid-in capital	4,999,690,595
Undistributed (accumulated) net investment income (loss)	133,047,187
Undistributed (accumulated) net realized gain (loss)	(21,742,372)
Net unrealized appreciation (depreciation) on:
Affiliated investment companies	522,908,217
Futures contracts	10,067,970

Net assets	$5,648,681,049

Net assets by class:
Initial Class	$917,763,051
Service Class	4,730,917,998

Shares outstanding:
Initial Class	75,839,776
Service Class	395,105,469

Net asset value and offering price per share:
Initial Class	$12.10
Service Class	11.97

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income from affiliated investment companies	$151,270,277
Interest income	19,798

Total investment income	151,290,075

Expenses:
Management and advisory	4,959,524
Distribution and service:
Service Class	10,108,572
Administration	867,917
Transfer agent	72,009
Trustees	145,578
Audit and tax	103,756
Custody	136,703
Legal	207,651
Printing and shareholder reports	405,722
Other	219,434

Total expenses	17,226,866

Net investment income (loss)	134,063,209

Realized and unrealized gain (loss)
Net realized gain (loss) on transaction from:
Affiliated investment companies	21,560,892
Distributions from affiliated investment companies	89,996,235
Futures contracts	(7,912,725)

Net realized gain (loss)	103,644,402

Net change in unrealized appreciation (depreciation) on:
Affiliated investment companies	375,748,392
Futures contracts	10,067,970

Net change in unrealized appreciation (depreciation)	385,816,362

Net realized and change in unrealized gain (loss)	489,460,764

Net increase (decrease) in net assets resulting from operations	$623,523,973

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Moderate VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$134,063,209	$117,524,081
Net realized gain (loss)	103,644,402	131,002,613
Net change in unrealized appreciation (depreciation)	385,816,362	105,000,920
Net increase (decrease) in net assets resulting from operations	623,523,973	353,527,614

Distributions to shareholders:
Net investment income:
Initial Class	(22,280,258)	(24,713,511)
Service Class	(95,246,180)	(80,822,575)
Total distributions from net investment income	(117,526,438)	(105,536,086)
Total distributions to shareholders	(117,526,438)	(105,536,086)

Capital share transactions:
Proceeds from shares sold:
Initial Class	43,802,613	43,842,126
Service Class	946,824,580	589,018,975
	990,627,193	632,861,101
Dividends and distributions reinvested:
Initial Class	22,280,258	24,713,511
Service Class	95,246,180	80,822,575
	117,526,438	105,536,086
Cost of shares redeemed:
Initial Class	(152,958,748)	(164,240,712)
Service Class	(212,228,392)	(141,872,514)
	(365,187,140)	(306,113,226)
Net increase (decrease) in net assets resulting from capital share transactions	742,966,491	432,283,961

Net increase (decrease) in net assets	1,248,964,026	680,275,489

Net assets:
Beginning of year	4,399,717,023	3,719,441,534
End of year	$5,648,681,049	$4,399,717,023
Undistributed (accumulated) net investment income (loss)	$133,047,187	$117,523,692

Share activity:
Shares issued:
Initial Class	3,845,333	4,085,113
Service Class	82,944,318	55,318,422
	86,789,651	59,403,535
Shares issued-reinvested from dividends and distributions:
Initial Class	1,968,221	2,327,073
Service Class	8,496,537	7,675,458
	10,464,758	10,002,531
Shares redeemed:
Initial Class	(13,326,961)	(15,298,517)
Service Class	(18,618,296)	(13,322,090)
	(31,945,257)	(28,620,607)
Net increase (decrease) in shares outstanding:
Initial Class	(7,513,407)	(8,886,331)
Service Class	72,822,559	49,671,790
	65,309,152	40,785,459

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Moderate VP

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each year	Initial Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$10.93	$10.26	$10.45	$9.77	$8.36
Investment operations
Net investment income (loss)(A)(B)	0.32	0.32	0.32	0.27	0.32
Net realized and unrealized gain (loss)	1.14	0.64	(0.26)	0.71	1.83
Total investment operations	1.46	0.96	0.06	0.98	2.15
Distributions
Net investment income	(0.29)	(0.29)	(0.25)	(0.30)	(0.39)
Net realized gains	—	—	—	—	(0.35)
Total distributions	(0.29)	(0.29)	(0.25)	(0.30)	(0.74)
Net asset value
End of year	$12.10	$10.93	$10.26	$10.45	$9.77
Total return(C)	13.50%	9.44%	0.59%	10.37%	26.40%
Net assets end of year (000’s)	$917,763	$911,127	$946,623	$1,083,121	$1,101,652
Ratio and supplemental data
Expenses to average net assets(D)	0.14%	0.14%	0.13%	0.13%	0.13%
Net investment income (loss) to average net assets(B)	2.74%	2.94%	3.04%	2.68%	3.63%
Portfolio turnover rate(E)	25%	50%	23%	32%	18%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(C)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the portfolio invests.
(E)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Service Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$10.82	$10.17	$10.37	$9.70	$8.30
Investment operations
Net investment income (loss)(A)(B)	0.31	0.30	0.32	0.25	0.32
Net realized and unrealized gain (loss)	1.10	0.62	(0.29)	0.70	1.80
Total investment operations	1.41	0.92	0.03	0.95	2.12
Distributions
Net investment income	(0.26)	(0.27)	(0.23)	(0.28)	(0.37)
Net realized gains	—	—	—	—	(0.35)
Total distributions	(0.26)	(0.27)	(0.23)	(0.28)	(0.72)
Net asset value
End of year	$11.97	$10.82	$10.17	$10.37	$9.70
Total return(C)	13.23%	9.11%	0.29%	10.14%	26.20%
Net assets end of year (000’s)	$4,730,918	$3,488,590	$2,772,819	$2,178,041	$1,842,404
Ratio and supplemental data
Expenses to average net assets(D)	0.39%	0.39%	0.38%	0.38%	0.38%
Net investment income (loss) to average net assets(B)	2.69%	2.84%	3.02%	2.50%	3.54%
Portfolio turnover rate(E)	25%	50%	23%	32%	18%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(C)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the portfolio invests.
(E)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Transamerica Asset Allocation - Moderate VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2013 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.
The restricted and illiquid securities at December 31, 2013 are listed in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

For assets and liabilities for which significant unobservable inputs (Level 3), GAAP requires a reconciliation of the beginning to the ending balances for reported market values that presents changes attributed to the total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of the Portfolio’s Schedule of Investments.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.100% of ANA

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.25%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.0175% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of affiliated investments purchased and proceeds from affiliated investments sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of affiliated investments:	$1,543,116,332
Proceeds from maturities and sales of affiliated investments:	1,197,953,512

There were no transactions of U.S. Government securities during the year ended December 31, 2013.

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2012	Ending number of positions at December 31, 2013	Average number of positions(A)
Futures contracts	—	5	5	(B)

(A)	Calculated based on positions held at each month end during the current year.

(B)	Although there were no open positions at the beginning and/or the end of the year the Portfolio periodically invested in this derivative during the year.

The tables below highlight the types of risk associated with the derivative instruments:

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Equity contracts	Total
Asset Derivatives
Unrealized appreciation on futures contracts (C) (D)	$—	$1,799,025	$17,364,128	$19,163,153
Total gross amount of assets (E)	$—	$1,799,025	$17,364,128	$19,163,153
Liability Derivatives
Unrealized depreciation on futures contracts (C) (D)	$(1,410,750)	$—	$(7,684,433)	$(9,095,183)
Total gross amount of liabilities (E)	$(1,410,750)	$—	$(7,684,433)	$(9,095,183)

(C)	Includes cumulative appreciation (depreciation) on futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(D)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.

(E)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Equity contracts	Total
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on futures contracts	$(2,209,308)	$—	$(5,703,417)	$(7,912,725)
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on futures contracts	(1,410,750)	1,799,025	9,679,695	10,067,970
Total	$(3,620,058)	$1,799,025	$3,976,278	$2,155,245

The Portfolio’s derivatives are not subject to a master netting arrangement, or another similar arrangement.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to wash sales and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(598)
Undistributed (accumulated) net investment income (loss)	(1,013,276)
Undistributed (accumulated) net realized gain (loss)	1,013,874

At December 31, 2013, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 5,625,193	December 31, 2018

The capital loss carryforwards utilized or expired during the year ended December 31, 2013 were $107,521,403.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$117,526,438
Long-Term Capital Gain	—

2012 Distributions paid from:
Ordinary Income	105,536,086
Long-Term Capital Gain	—

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 6. (continued)

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$133,047,187
Undistributed Long-term Capital Gain	—
Capital Loss Carryforwards	(5,625,193)
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	516,859,008
Other Temporary Differences	—

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 8. SUBSEQUENT EVENTS

The Board of Trustees of the Portfolio approved a new investment sub-advisory agreement with Aegon USA Investment Management, LLC, (“AUIM”), an affiliate of Transamerica Asset Management, Inc., pursuant to which AUIM would serve as sub-adviser to the Portfolio effective on or about May 1, 2014, subject to approval by the Portfolio’s shareholders. AUIM is an affiliated sub-adviser.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Asset Allocation – Moderate VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Asset Allocation – Moderate VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Asset Allocation – Moderate VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Moderate VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

Stock markets in 2013 were driven to multiyear highs as the U.S.Federal Reserve (“Fed”) continued to pump unprecedented stimulus into a weak economic recovery and politicians managed to eventually agree on a variety of budget issues. The U.S. stock market was a leader among global markets, as the S&P 500® was up 32.39% for the year. Generally, international stocks lagged significantly behind, with the MSCI Europe, Australasia, and Far East Index (“MSCI EAFE”), returning 23.29% over that stretch. Meanwhile, emerging markets’ stocks actually lost money, with the MSCI Emerging Markets Index (“MSCI EMI”) falling 2.60%.

Politicians squabbling over the budget had the spotlight for most of the year. They started in early 2013 with an agreement to avoid the fiscal cliff. And then in the course of dealing with the sequester, they had a debt-ceiling crisis and a two-week government shutdown in October. This ended with an agreement to reconsider the budget issues and debt ceiling in the first quarter of 2014.

In the face of the continuing political squabbling in Congress, the Fed continued to provide massive support to markets. They started buying $85 billion in bonds toward the end of 2012, and kept it up until they announced they would begin to reduce purchases in December. Nevertheless, Fed Chairman Ben Bernanke started the taper conversation in May, which in turn precipitated a dramatic rise in U.S. Treasury interest rates, for example, the 10-year U.S. Treasury note rose from 1.76% to 3.03% over 2013.

While U.S. policymakers hogged the spotlight in 2013, Europeans were glad to finally be out of the headlines. The European economies started to grow in the second half of year, and the fear of a Eurozone crisis receded. In international markets, Japan provided the most drama as Prime Minister Abe promised to end years of deflation and stagnation with a dramatic stimulus plan, which drove the Nikkei 225 index up 56.7%, its best year in more than 30, but also caused the yen to fall 17.7%. The bond market was characterized by decent returns to credit sensitive bonds, such as high-yield, but losses for interest-sensitive bonds. The Barclays U.S. Corporate High Yield 2% Issuer Capped Index rose 7.44% for the year; while interest rate-sensitive bonds lost money; the Barclays U.S. Aggregate Bond Index was down for the year.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Asset Allocation - Moderate Growth VP, Initial Class returned 19.38%. By comparison, its primary and secondary benchmarks, the Wilshire 5000 Total Market Index and the Barclays U.S. Aggregate Bond Index, returned 33.98% and (2.02)%, respectively.

STRATEGY REVIEW

This portfolio is designed to provide a mix of approximately 70% equity and 30% fixed-income securities under normal conditions over time. On May 1, 2013 we implemented new volatility management guidelines designed to improve the portfolio’s risk-adjusted performance. Under these new guidelines the portfolio’s maximum equity exposure can range from 30% (when market volatility is unusually high) to 90% (when volatility is extremely low). The stock holdings of the portfolio include both domestic and international markets, from growth to value and small-cap to large-cap. The fixed-income holdings include U.S. Treasuries, treasury inflation protected securities, mortgage backed securities, high-yield, international and emerging markets’ bonds. The portfolio also includes exposure to master limited partnerships from the energy sector, emerging markets’ stocks and global real estate. The goal is to provide investors broad, diversified exposure to the financial markets. We also adjust our holdings relative to our targets in response to shorter-term market conditions, for example, in early 2013 we shifted assets from our intermediate-term bond portfolios to our short-term bond portfolios, thereby avoiding some of the losses from rising interest rates. And we seek to find and use quality money managers specializing in each asset class and style. We monitor these managers for performance and style issues, and adjust their weightings both to manage our asset-class exposures and to reflect the managers’ relative skill.

On May 1, 2013, we also began to use exchange-traded futures contracts to adjust the asset allocation exposure of the portfolio. The futures contracts we use are limited to contracts on stock-indexes, such as the S&P 500® or the Russell 2000® Index; U.S. Treasury bonds, such as the five year or ten year U.S. Treasury bond; and contracts on foreign currencies, such as the Japanese yen, or the euro. These futures contracts allow us to quickly and cheaply adjust our asset allocation to stay within our maximum equity exposure, to adjust to market and economic events, and to hedge our exposure to stocks and bonds.

For 2013, the worst performing portfolio in this portfolio was the Transamerica Real Return TIPS as its long duration bonds lost value as interest rates rose and investors became less willing to pay for inflation protection. The portfolio’s worst performing stock portfolio was Transamerica Emerging Markets Equity which performed better than the MSCI EMI, but nevertheless caused a drag on the portfolio’s

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Moderate Growth VP

(unaudited)

STRATEGY REVIEW (continued)

performance. The best performing portfolio in the portfolio was Transamerica Capital Growth, powered by strong performance from its large cap growth stocks, such as Facebook, Amazon, and Google.

Todd R. Porter, CFA

Maciej J. Kowara, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	19.38%	13.33%	6.77%	05/01/2002
Wilshire 5000 Total Market Index(A)	33.98%	19.01%	8.18%
Barclays U.S. Aggregate Bond Index(A)	(2.02)%	4.44%	4.55%
Service Class	19.04%	13.04%	6.50%	05/01/2003

NOTES

(A) The Wilshire 5000 Total Market Index and the Barclays U.S. Aggregate Bond Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The Wilshire 5000 Total Market Index measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization. The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, like all investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Moderate Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)
Transamerica Asset Allocation - Moderate Growth VP
Initial Class	$1,000.00	$1,125.90	$0.81	$1,024.71	$0.77	0.15%
Service Class	1,000.00	1,123.00	2.16	1,023.44	2.06	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
U.S. Equity	57.6%
Global/International Equity	18.3
Fixed Income	16.8
Tactical and Specialty	5.4
Repurchase Agreement	0.8
Inflation-Protected Securities	0.7
Alternative Investments	0.2
Other Assets and Liabilities - Net(A)	0.2
Total	100.0%

(A)	The Other Assets and Liabilities - Net category may include, but is not limited to, Reverse Repurchase Agreements, Forward Foreign Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, TBA Short Commitments, and Cash Collateral.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
INVESTMENT COMPANIES - 99.0%
Alternative Investments - 0.2%
Transamerica MLP & Energy Income (A)	1,301,480	$ 13,782,672
Fixed Income - 16.8%
Transamerica Aegon U.S. Government Securities VP (B)	4,630,342	57,092,111
Transamerica Core Bond (A)	20,771,755	206,678,964
Transamerica Emerging Markets Debt (A)	8,491,401	88,480,398
Transamerica Flexible Income (A)	4,714,588	43,939,962
Transamerica Floating Rate (A)	3,201,607	32,112,120
Transamerica High Yield Bond (A)	16,139,005	156,548,353
Transamerica Money Market (A)	1,032,130	1,032,130
Transamerica PIMCO Total Return VP (B)	17,532,586	199,170,180
Transamerica Short-Term Bond (A)	14,620,638	149,130,504
Global/International Equity - 18.3%
Transamerica Clarion Global Real Estate Securities VP (B)	5,506,469	64,260,494
Transamerica Developing Markets Equity (A)	13,581,490	161,076,474
Transamerica Emerging Markets Equity (A)	7,881,654	78,343,636
Transamerica Income & Growth (A)	14,457,572	157,876,686
Transamerica International (A)	5,986,750	65,135,844
Transamerica International Equity (A)	6,263,987	114,004,554
Transamerica International Equity Opportunities (A)	3,233,974	28,232,595
Transamerica International Small Cap (A)	13,444,094	136,995,321
Transamerica International Small Cap Value (A)	8,230,105	101,971,005
Transamerica Value (A)	3,944,750	112,819,842
Inflation-Protected Securities - 0.7%
Transamerica Real Return TIPS (A)	4,060,221	36,704,398
Tactical and Specialty - 5.4%
Transamerica Bond (A)	21,351,398	221,413,999
Transamerica Global Allocation (A)	6,992,692	81,185,151
U.S. Equity - 57.6%
Transamerica Capital Growth (A)	9,272,363	145,576,096
Transamerica Dividend Focused (A)	17,063,011	212,263,861
Transamerica Growth Opportunities (A)	14,072,457	167,462,234
Transamerica ING Large Cap Growth VP (B) (C)	5,000,000	59,300,000
Transamerica ING Mid Cap Opportunities VP (B) (C)	4,950,677	58,616,015

	Shares	Value
U.S. Equity (continued)
Transamerica Jennison Growth VP (B)	27,270,081	$ 292,062,563
Transamerica JPMorgan Mid Cap Value VP (B)	15,536,637	326,580,114
Transamerica Large Cap Growth (A)	10,415,281	129,878,558
Transamerica Large Cap Value (A)	35,538,017	452,398,954
Transamerica Morgan Stanley Mid-Cap Growth VP (B)	1,982,159	75,203,101
Transamerica Select Equity (A)	27,533,457	374,179,687
Transamerica Small Cap Growth (A)	11,781,856	151,279,028
Transamerica Small Cap Value (A)	17,753,309	230,970,553
Transamerica Small Company Growth Liquidating Trust (C) (D) (E) (F) (G)	16,244	75,447
Transamerica Systematic Small/Mid Cap Value VP (B)	6,471,099	153,170,919
Transamerica T. Rowe Price Small Cap VP (B)	8,921,904	127,047,914
Transamerica WMC Diversified Growth VP (B)	8,048,358	256,259,719

Total Investment Companies (cost $4,733,244,968)		5,520,312,156

	Principal	Value
REPURCHASE AGREEMENT - 0.8%

State Street Bank & Trust Co.
0.01% (H), dated 12/31/2013, to be repurchased at $44,903,662 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 11/25/2038, and with a value of $45,801,986.

	$ 44,903,637	$ 44,903,637

Total Repurchase Agreement (cost $44,903,637)		44,903,637

Total Investment Securities (cost $4,778,148,605) (I)		5,565,215,793
Other Assets and Liabilities - Net - 0.2%		11,223,487

Net Assets - 100.0%		$ 5,576,439,280

FUTURES CONTRACTS: (J)
Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
JPY March Futures	Short	(900)	03/17/2014	$2,191,875
NASDAQ 100 E-Mini Index	Long	3,000	03/21/2014	7,560,324
Russell 2000 Mini Index	Long	500	03/21/2014	2,370,160
S&P 500 E-Mini Index	Short	(2,400)	03/21/2014	(8,492,936)

				$3,629,423

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

VALUATION SUMMARY: (K)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Investment Companies
Alternative Investments	$13,782,672	$—	$—	$13,782,672
Fixed Income	934,184,722	—	—	934,184,722
Global/International Equity	1,020,716,451	—	—	1,020,716,451
Inflation-Protected Securities	36,704,398	—	—	36,704,398
Tactical and Specialty	302,599,150	—	—	302,599,150
U.S. Equity	3,212,249,316	—	75,447	3,212,324,763
Repurchase Agreement	—	44,903,637	—	44,903,637
Total Investment Securities	$5,520,236,709	$44,903,637	$75,447	$5,565,215,793
Derivative Financial Instruments
Futures Contracts (L)	$12,122,359	$—	$—	$12,122,359
Total Derivative Financial Instruments	$12,122,359	$—	$—	$12,122,359

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
LIABILITIES
Derivative Financial Instruments
Futures Contracts (L)	$(8,492,936)	$—	$—	$(8,492,936)
Total Derivative Financial Instruments	$(8,492,936)	$—	$—	$(8,492,936)

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at December 31, 2012	Purchases	Sales (M)	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) (N)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at December 31, 2013 (O)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2013 (N)
Investment Companies	$2,062,444	$—	$(1,874,983)	$—	$(63,641)	$(48,373)	$—	$—	$75,447	$(48,373)

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	The portfolio invests its assets in the Class I2 shares of the affiliated series of the Transamerica Funds.
(B)	The portfolio invests its assets in the Initial Class shares of the affiliated portfolio of the Transamerica Series Trust.
(C)	Non-income producing security.
(D)	Investment in affiliated company of Transamerica Asset Management, Inc.
(E)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate fair value of securities is $75,447, or less than 0.01% of the portfolio’s net assets.
(F)	Illiquid. Total aggregate fair value of illiquid securities is $75,447, or less than 0.01% of the portfolio’s net assets.
(G)	Restricted security. At December 31, 2013, the portfolio owned the respective securities which were restricted as to public resale:

Investment Securities	Description	Acquisition Date	Cost	Value	Value as % of Net Assets
Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	$162,437	$75,447	0.00	%(P)
(H)	Rate shown reflects the yield at December 31, 2013.
(I)	Aggregate cost for federal income tax purposes is $4,796,556,558. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $812,853,834 and $44,194,599, respectively. Net unrealized appreciation for tax purposes is $768,659,235.
(J)	Cash in the amount of $11,320,000 has been segregated by the custodian with the broker as collateral to cover margin requirements for open futures contracts.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS (continued):

(K)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(L)	Derivative financial instruments valued at unrealized appreciation (depreciation) on the instrument.
(M)	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.
(N)	Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as Level 3 at year end.
(O)	Level 3 securities were not considered significant to the portfolio.
(P)	Percentage rounds to less than 0.01%.

CURRENCY ABBREVIATION:

JPY	Japanese Yen

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investments in affiliated investment companies, at value (cost: $4,733,244,968)	$5,520,312,156
Repurchase agreement, at value (cost: $44,903,637)	44,903,637
Cash on deposit with broker	11,320,000
Receivables:
Shares sold	1,610,880
Interest	12
Dividends	148,817
Variation margin receivable on derivative financial instruments	720,750
Prepaid expenses	99,131

Total assets	5,579,115,383

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	901,652
Management and advisory fees	480,541
Distribution and service fees	911,684
Administration fees	84,095
Transfer agent fees	14,426
Trustees fees	1,941
Audit and tax fees	99,843
Custody fees	11,991
Legal fees	27,300
Printing and shareholder reports fees	129,991
Other	12,639

Total liabilities	2,676,103

Net assets	$5,576,439,280

Net assets consist of:
Capital stock ($0.01 par value)	$4,409,429
Additional paid-in capital	4,926,084,259
Undistributed (accumulated) net investment income (loss)	138,900,495
Undistributed (accumulated) net realized gain (loss)	(283,651,514)
Net unrealized appreciation (depreciation) on:
Affiliated investment companies	787,067,188
Futures contracts	3,629,423

Net assets	$5,576,439,280

Net assets by class:
Initial Class	$1,340,215,021
Service Class	4,236,224,259

Shares outstanding:
Initial Class	105,070,894
Service Class	335,871,998

Net asset value and offering price per share:
Initial Class	$12.76
Service Class	12.61

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income from affiliated investment companies	$157,174,367
Interest income	4,917

Total investment income	157,179,284

Expenses:
Management and advisory	5,162,550
Distribution and service:
Service Class	9,694,195
Administration	903,447
Transfer agent	74,431
Trustees	152,267
Audit and tax	105,493
Custody	141,758
Legal	217,898
Printing and shareholder reports	417,007
Other	231,797

Total expenses	17,100,843

Net investment income (loss)	140,078,441

Net realized gain (loss) on transactions from:
Affiliated investment companies	79,195,790
Distributions from affiliated investment companies	123,731,652
Futures contracts	(31,003,057)

Net realized gain (loss)	171,924,385

Net change in unrealized appreciation (depreciation) on:
Affiliated investment companies	588,724,967
Futures contracts	3,629,423

Net change in unrealized appreciation (depreciation)	592,354,390

Net realized and change in unrealized gain (loss)	764,278,775

Net increase (decrease) in net assets resulting from operations	$904,357,216

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$140,078,441	$110,682,379
Net realized gain (loss)	171,924,385	100,711,231
Net change in unrealized appreciation (depreciation)	592,354,390	263,568,132
Net increase (decrease) in net assets resulting from operations	904,357,216	474,961,742

Distributions to shareholders:
Net investment income:
Initial Class	(29,152,378)	(31,073,218)
Service Class	(81,532,509)	(80,253,526)
Total distributions from net investment income	(110,684,887)	(111,326,744)
Total distributions to shareholders	(110,684,887)	(111,326,744)

Capital share transactions:
Proceeds from shares sold:
Initial Class	59,802,141	55,865,892
Service Class	317,749,878	191,592,294
	377,552,019	247,458,186
Dividends and distributions reinvested:
Initial Class	29,152,378	31,073,218
Service Class	81,532,509	80,253,526
	110,684,887	111,326,744
Cost of shares redeemed:
Initial Class	(175,510,613)	(193,177,650)
Service Class	(334,862,822)	(342,400,740)
	(510,373,435)	(535,578,390)
Net increase (decrease) in net assets resulting from capital share transactions	(22,136,529)	(176,793,460)

Net increase (decrease) in net assets	771,535,800	186,841,538

Net assets:
Beginning of year	4,804,903,480	4,618,061,942
End of year	$5,576,439,280	$4,804,903,480
Undistributed (accumulated) net investment income (loss)	$138,900,495	$110,682,754

Share activity:
Shares issued:
Initial Class	5,109,564	5,221,952
Service Class	27,079,517	18,080,296
	32,189,081	23,302,248
Shares issued-reinvested from dividends and distributions:
Initial Class	2,489,528	2,928,673
Service Class	7,034,729	7,635,920
	9,524,257	10,564,593
Shares redeemed:
Initial Class	(14,835,776)	(17,978,862)
Service Class	(28,667,249)	(32,308,059)
	(43,503,025)	(50,286,921)

Net increase (decrease) in shares outstanding:
Initial Class	(7,236,684)	(9,828,237)
Service Class	5,446,997	(6,591,843)
	(1,789,687)	(16,420,080)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Moderate Growth VP

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each year	Initial Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$10.94	$10.14	$10.58	$9.61	$8.16
Investment operations
Net investment income (loss)(A)(B)	0.34	0.26	0.25	0.21	0.23
Net realized and unrealized gain (loss)	1.76	0.81	(0.47)	0.98	2.00
Total investment operations	2.10	1.07	(0.22)	1.19	2.23
Distributions
Net investment income	(0.28)	(0.27)	(0.22)	(0.22)	(0.30)
Net realized gains	—	—	—	—	(0.48)
Total distributions	(0.28)	(0.27)	(0.22)	(0.22)	(0.78)
Net asset value
End of year	$12.76	$10.94	$10.14	$10.58	$9.61
Total return(C)	19.38%	10.64%	(2.01)%	12.73%	28.16%
Net assets end of year (000’s)	$1,340,215	$1,228,709	$1,238,065	$1,442,467	$1,426,280
Ratio and supplemental data
Expenses to average net assets(D)	0.14%	0.14%	0.13%	0.13%	0.13%
Net investment income (loss) to average net assets(B)	2.84%	2.45%	2.37%	2.13%	2.61%
Portfolio turnover rate(E)	27%	59%	30%	29%	13%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(C)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the portfolio invests.
(E)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Service Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$10.82	$10.03	$10.47	$9.52	$8.09
Investment operations
Net investment income (loss)(A)(B)	0.31	0.24	0.23	0.19	0.21
Net realized and unrealized gain (loss)	1.73	0.79	(0.47)	0.96	1.98
Total investment operations	2.04	1.03	(0.24)	1.15	2.19
Distributions
Net investment income	(0.25)	(0.24)	(0.20)	(0.20)	(0.28)
Net realized gains	—	—	—	—	(0.48)
Total distributions	(0.25)	(0.24)	(0.20)	(0.20)	(0.76)
Net asset value
End of year	$12.61	$10.82	$10.03	$10.47	$9.52
Total return(C)	19.04%	10.37%	(2.28)%	12.40%	27.87%
Net assets end of year (000’s)	$4,236,224	$3,576,194	$3,379,997	$3,703,837	$3,289,225
Ratio and supplemental data
Expenses to average net assets(D)	0.39%	0.39%	0.38%	0.38%	0.38%
Net investment income (loss) to average net assets(B)	2.67%	2.24%	2.16%	1.94%	2.49%
Portfolio turnover rate(E)	27%	59%	30%	29%	13%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(C)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the portfolio invests.
(E)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Asset Allocation - Moderate Growth VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2013 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2013 are listed in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

For assets and liabilities for which significant unobservable inputs (Level 3), GAAP requires a reconciliation of the beginning to the ending balances for reported market values that presents changes attributed to the total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of the Portfolio’s Schedule of Investments.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.100% of ANA

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.25%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.0175% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of affiliated investments purchased and proceeds from affiliated investments sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of affiliated investments:	$1,377,325,333
Proceeds from maturities and sales of affiliated investments:	1,612,067,674

There were no transactions of U.S. Government Securities during the year ended December 31, 2013.

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

	Beginning number of positions at December 31, 2012	Ending number of positions at December 31, 2013	Average number of positions (A)
Futures contracts	—	4	5	(B)
(A)	Calculated based on positions held at each month end during the current year.
(B)	Although there were no open positions at the beginning and/or the end of the year the Portfolio periodically invested in this derivative during the year.

The tables below highlight the types of risk associated with the derivative instruments:

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts	Equity contracts	Total
Asset Derivatives
Unrealized appreciation on futures contracts (C) (D)	$2,191,875	$9,930,484	$12,122,359
Total gross amount of assets (E)	$2,191,875	$9,930,484	$12,122,359
Liability Derivatives
Unrealized depreciation on futures contracts (C) (D)	$—	$(8,492,936)	$(8,492,936)
Total gross amount of liabilities (E)	$—	$(8,492,936)	$(8,492,936)

(C)	Includes cumulative appreciation (depreciation) on futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(D)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(E)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Equity contracts	Total
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on futures contracts	$(2,011,469)	$—	$(28,991,588)	$(31,003,057)
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on futures contracts	—	2,191,875	1,437,548	3,629,423
Total	$(2,011,469)	$2,191,875	$(27,554,040)	$(27,373,634)

The Portfolio’s derivatives are not subject to a master netting arrangement, or another similar arrangement.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(419)
Undistributed (accumulated) net investment income (loss)	(1,175,813)
Undistributed (accumulated) net realized gain (loss)	1,176,232

At December 31, 2013, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 84,412,035	December 31, 2017
103,514,986	December 31, 2018
13,360,826	Short-Term Indefinitely
60,326,291	Long-Term Indefinitely

The capital loss carryforwards utilized or expired during the year ended December 31, 2013 were $168,981,607.

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 6. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$110,684,887
Long-Term Capital Gain	—

2012 Distributions paid from:
Ordinary Income	111,326,744
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$138,900,495
Undistributed Long-term Capital Gain	—
Capital Loss Carryforwards	(261,614,138)
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	768,659,235
Other Temporary Differences	—

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 8. SUBSEQUENT EVENTS

The Board of Trustees of the Portfolio approved a new investment sub-advisory agreement with Aegon USA Investment Management, LLC, (“AUIM”), an affiliate of Transamerica Asset Management, Inc., pursuant to which AUIM would serve as sub-adviser to the Portfolio effective on or about May 1, 2014, subject to approval by the Portfolio’s shareholders. AUIM is an affiliated sub-adviser.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Asset Allocation – Moderate Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Asset Allocation – Moderate Growth VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Asset Allocation – Moderate Growth VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica Asset Allocation - Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica Barrow Hanley Dividend Focused VP

(formerly, Transamerica BlackRock Large Cap Value VP)

(unaudited)

MARKET ENVIRONMENT

With an accommodating U.S. Federal Reserve (“Fed”) keeping interest rates low, the market shrugged off tensions in the Middle East and fiscal dysfunction in Washington, pushing several equity benchmarks (including the Russell 1000® Value) to record highs. Within the value benchmark, there have been two underlying trends: investor preference for small market cap stocks and those with no or low dividends.

Increased valuations, in the form of price/earnings (“P/E”) expansion, were a major driver of the strong equity returns. In addition, the sustained growth of corporate earnings in the broad market has certainly been impressive. In spite of a sluggish global economy, corporations have been able to transform anemic revenue growth into meaningful earnings growth through cost-cutting measures and productivity enhancements. Lower interest costs and taxes have also boosted profitability. Now that the P/E of the market has risen, the average U.S. stock seems to be more expensive than at the start of the year.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Barrow Hanley Dividend Focused VP, Initial Class returned 30.24%. By comparison, it’s benchmark, the Russell 1000® Value Index, returned 32.53%.

STRATEGY REVIEW

Our approach to the equity market is based on the underlying philosophy that markets are inefficient. These inefficiencies can best be exploited through adherence to a value-oriented investment process dedicated to the selection of securities on a bottom-up basis and constructing concentrated portfolios.

We stay fully invested with a conservative orientation based on our belief that superior returns can be achieved while taking below average risks. We implement this strategy by constructing portfolios of individual stocks that reflect all three value characteristics: price/earnings and price/book ratios below the market, and dividend yields above the market. In addition, the strategy requires that stocks purchased in the portfolio not only pay a dividend, but also that each stock has a consecutive 25-year history of paying cash dividends. While we are exacting in our definition of value, we are equally demanding in our pursuit of quality companies. We seek companies with profitability and earnings growth greater than the market. Our investing history indicates that a strategy of emphasizing discounted valuations and high dividend yields provides a measure of protection in down markets, as well as participation in improving economic cycles.

Overweighting along with stock selection in the industrials sector was one of the largest contributors to performance followed closely by performance within financials. Also aiding performance for the period was not only relative weighting but also stock selection within utilities, energy and materials sectors. The top five performing stocks included Cardinal Health, Inc., Raytheon Company, Southwest Airlines Co., American Express Co., and Illinois Tool Works, Inc.

Owning fewer consumer discretionary and technology stocks in addition to stock selections in these sectors were the greatest detractors from performance. Also detracting was stock selection in consumer staples and telecommunication services in addition to an overweight position in both sectors. The five worst performers for the period were Baxter International Inc. (not held at period end), Target Corp., Entergy Corp., Verizon Communications, Inc., and Sysco Corporation (not held at period end).

Ray Nixon, Jr.

Lewis Ropp

Brian Quinn, CFA

Co-Portfolio Managers

Barrow, Hanley, Mewhinney & Strauss, LLC

Transamerica Series Trust	Annual Report 2013

Transamerica Barrow Hanley Dividend Focused VP

(formerly BlackRock Large Cap Value VP)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	30.24%	13.48%	7.64%	05/01/1996
Russell 1000® Value Index(A)	32.53%	16.67%	7.58%
Service Class	29.93%	13.20%	7.37%	05/01/2003

NOTES

(A) The Russell 1000® Value Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2013

Transamerica Barrow Hanley Dividend Focused VP

(formerly, Transamerica BlackRock Large Cap Value VP)

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio

Transamerica Barrow Hanley Dividend Focused VP
Initial Class	$1,000.00	$1,148.60	$3.94	$1,021.81	$3.71	0.72%
Service Class	1,000.00	1,147.40	5.31	1,020.54	4.99	0.97

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	95.8%
Repurchase Agreement	4.0
Other Assets and Liabilities - Net	0.2
Total	100.0%

Transamerica Series Trust	Annual Report 2013

Transamerica Barrow Hanley Dividend Focused VP

(formerly, Transamerica BlackRock Large Cap Value VP)

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
COMMON STOCKS - 95.8%
Aerospace & Defense - 9.3%
General Dynamics Corp.	162,500	$ 15,526,875
Honeywell International, Inc.	326,900	29,868,853
Raytheon Co.	395,600	35,880,920
Airlines - 1.9%
Southwest Airlines Co.	877,100	16,524,564
Capital Markets - 3.7%
State Street Corp.	441,300	32,387,007
Chemicals - 2.3%
E.I. du Pont de Nemours & Co.	311,800	20,257,646
Commercial Banks - 7.1%
PNC Financial Services Group, Inc.	365,900	28,386,522
Wells Fargo & Co.	751,200	34,104,480
Construction Materials - 1.7%
CRH PLC - ADR	582,800	14,890,540
Consumer Finance - 3.1%
American Express Co.	304,500	27,627,285
Diversified Financial Services - 8.2%
Bank of America Corp.	2,734,100	42,569,937
JPMorgan Chase & Co.	505,200	29,544,096
Diversified Telecommunication Services - 4.7%
AT&T, Inc.	618,300	21,739,428
Verizon Communications, Inc.	392,500	19,287,450
Electric Utilities - 1.2%
Entergy Corp. - Class B	169,900	10,749,573
Food & Staples Retailing - 3.2%
Walgreen Co.	482,200	27,697,568
Health Care Equipment & Supplies - 3.5%
Medtronic, Inc.	532,100	30,537,219
Health Care Providers & Services - 1.9%
Cardinal Health, Inc.	256,100	17,110,041
Industrial Conglomerates - 3.4%
General Electric Co.	1,074,900	30,129,447
Insurance - 2.0%
Loews Corp.	358,800	17,308,512
Machinery - 4.0%
Illinois Tool Works, Inc. - Class A	322,700	27,132,616
Stanley Black & Decker, Inc.	100,600	8,117,414

	Shares	Value
Multiline Retail - 2.6%
Target Corp.	356,100	$ 22,530,447
Oil, Gas & Consumable Fuels - 14.9%
BP PLC - ADR	578,100	28,101,441
ConocoPhillips	358,000	25,292,700
Marathon Oil Corp.	681,900	24,071,070
Occidental Petroleum Corp.	269,400	25,619,940
Phillips 66	357,700	27,589,401
Pharmaceuticals - 12.2%
Johnson & Johnson	282,100	25,837,539
Merck & Co., Inc.	528,500	26,451,425
Pfizer, Inc.	1,105,300	33,855,339
Teva Pharmaceutical Industries, Ltd. - ADR	532,100	21,326,568
Road & Rail - 1.1%
Norfolk Southern Corp.	103,400	9,598,622
Tobacco - 3.8%
Altria Group, Inc.	307,300	11,797,247
Philip Morris International, Inc.	249,900	21,773,787

Total Common Stocks (cost $704,181,691)		841,223,519

	Principal	Value
REPURCHASE AGREEMENT - 4.0%
State Street Bank & Trust Co. 0.01% (A), dated 12/31/2013, to be repurchased at $34,612,121 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 2.75%, due 01/15/2039, and with a value of $35,304,576.	$ 34,612,101	34,612,101

Total Repurchase Agreement (cost $34,612,101)		34,612,101

Total Investment Securities (cost $738,793,792) (B)		875,835,620
Other Assets and Liabilities - Net - 0.2%		2,124,096

Net Assets - 100.0%		$ 877,959,716

VALUATION SUMMARY: (C)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Common Stocks	$841,223,519	$—	$—	$841,223,519
Repurchase Agreement	—	34,612,101	—	34,612,101
Total Investment Securities	$841,223,519	$34,612,101	$—	$875,835,620

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate shown reflects the yield at December 31, 2013.
(B)	Aggregate cost for federal income tax purposes is $741,032,039. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $140,672,993 and $5,869,412, respectively. Net unrealized appreciation for tax purposes is $134,803,581.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Barrow Hanley Dividend Focused VP

(formerly, Transamerica BlackRock Large Cap Value VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS (continued)

(C)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITION:

ADR	American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Barrow Hanley Dividend Focused VP

(formerly, Transamerica BlackRock Large Cap Value VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment securities, at value (cost: $704,181,691)	$841,223,519
Repurchase agreement, at value (cost: $34,612,101)	34,612,101
Receivables:
Shares sold	206,654
Investment securities sold	1,299,354
Interest	10
Dividends	1,753,238
Securities lending income (net)	1,010
Prepaid expenses	13,352

Total assets	879,109,238

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	472,729
Management and advisory fees	493,013
Distribution and service fees	32,358
Administration fees	18,898
Transfer agent fees	2,241
Trustees fees	281
Audit and tax fees	26,439
Custody fees	6,533
Legal fees	5,907
Printing and shareholder reports fees	90,511
Other	612

Total liabilities	1,149,522

Net assets	$877,959,716

Net assets consist of:
Capital stock ($0.01 par value)	$457,464
Additional paid-in capital	1,067,156,953
Undistributed (accumulated) net investment income (loss)	12,870,534
Undistributed (accumulated) net realized gain (loss)	(339,567,063)
Net unrealized appreciation (depreciation) on:
Investment securities	137,041,828

Net assets	$877,959,716

Net assets by class:
Initial Class	$727,689,826
Service Class	150,269,890

Shares outstanding:
Initial Class	37,927,832
Service Class	7,818,571

Net asset value and offering price per share:
Initial Class	$19.19
Service Class	19.22

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $20,174)	$19,282,055
Interest income	16,003
Securities lending income (net)	31,428

Total investment income	19,329,486

Expenses:
Management and advisory	5,573,240
Distribution and service:
Service Class	325,182
Administration	200,499
Transfer agent	11,566
Trustees	25,196
Audit and tax	28,090
Custody	78,662
Legal	52,278
Printing and shareholder reports	123,688
Other	39,642

Total expenses	6,458,043

Net investment income (loss)	12,871,443

Net realized gain (loss) on transactions from:
Investment securities	158,196,460
Foreign currency transactions	366

Net realized gain (loss)	158,196,826

Net change in unrealized appreciation (depreciation) on:
Investment securities	43,534,915

Net change in unrealized appreciation (depreciation)	43,534,915

Net realized and change in unrealized gain (loss)	201,731,741

Net increase (decrease) in net assets resulting from operations	$214,603,184

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Barrow Hanley Dividend Focused VP

(formerly, Transamerica BlackRock Large Cap Value VP)

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$12,871,443	$18,514,477
Net realized gain (loss)	158,196,826	79,590,698
Net change in unrealized appreciation (depreciation)	43,534,915	14,787,504
Net increase (decrease) in net assets resulting from operations	214,603,184	112,892,679

Distributions to shareholders:
Net investment income:
Initial Class	(15,554,155)	(17,916,320)
Service Class	(2,800,096)	(1,712,181)
Total distributions to shareholders	(18,354,251)	(19,628,501)

Capital share transactions:
Proceeds from shares sold:
Initial Class	54,414,060	201,223,468
Service Class	37,318,823	43,015,225
	91,732,883	244,238,693
Dividends and distributions reinvested:
Initial Class	15,554,155	17,857,824
Service Class	2,800,096	1,712,181
	18,354,251	19,570,005
Cost of shares redeemed:
Initial Class	(395,184,099)	(509,173,601)
Service Class	(33,172,528)	(28,743,999)
	(428,356,627)	(537,917,600)
Net increase (decrease) in net assets resulting from capital share transactions	(318,269,493)	(274,108,902)

Net increase (decrease) in net assets	(122,020,560)	(180,844,724)

Net assets:
Beginning of year	999,980,276	1,180,825,000
End of year	$877,959,716	$999,980,276
Undistributed (accumulated) net investment income (loss)	$12,870,534	$18,512,397

Share activity:
Shares issued:
Initial Class	3,136,033	13,817,890
Service Class	2,154,233	2,928,819
	5,290,266	16,746,709
Shares issued-reinvested from dividends and distributions:
Initial Class	898,046	1,244,448
Service Class	161,296	118,901
	1,059,342	1,363,349
Shares redeemed:
Initial Class	(24,926,464)	(35,730,828)
Service Class	(1,971,907)	(1,977,207)
	(26,898,371)	(37,708,035)

Net increase (decrease) in shares outstanding:
Initial Class	(20,892,385)	(20,668,490)
Service Class	343,622	1,070,513
	(20,548,763)	(19,597,977)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Barrow Hanley Dividend Focused VP

(formerly, Transamerica BlackRock Large Cap Value VP)

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each year	Initial Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$15.08	$13.74	$13.65	$12.46	$11.09
Investment operations
Net investment income (loss)(A)	0.29	0.23	0.20	0.19	0.19
Net realized and unrealized gain (loss)	4.23	1.38	0.14	1.09	1.35
Total investment operations	4.52	1.61	0.34	1.28	1.54
Distributions
Net investment income	(0.41)	(0.27)	(0.25)	(0.09)	(0.17)
Total distributions	(0.41)	(0.27)	(0.25)	(0.09)	(0.17)
Net asset value
End of year	$19.19	$15.08	$13.74	$13.65	$12.46
Total return(B)	30.24%	11.80%	2.66%	10.44%	13.99%
Net assets end of year (000’s)	$727,690	$886,999	$1,092,567	$1,433,863	$1,184,485
Ratio and supplemental data
Expenses to average net assets	0.76%	0.82%	0.80%	0.79%	0.84%
Net investment income (loss) to average net assets	1.64%	1.58%	1.44%	1.50%	1.73%
Portfolio turnover rate	100%	107%	85%	99%	128%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note:	Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Service Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$15.11	$13.78	$13.69	$12.52	$11.13
Investment operations
Net investment income (loss)(A)	0.24	0.20	0.17	0.16	0.17
Net realized and unrealized gain (loss)	4.24	1.37	0.15	1.09	1.35
Total investment operations	4.48	1.57	0.32	1.25	1.52
Distributions
Net investment income	(0.37)	(0.24)	(0.23)	(0.08)	(0.13)
Total distributions	(0.37)	(0.24)	(0.23)	(0.08)	(0.13)
Net asset value
End of year	$19.22	$15.11	$13.78	$13.69	$12.52
Total return(B)	29.93%	11.47%	2.46%	10.15%	13.71%
Net assets end of year (000’s)	$150,270	$112,981	$88,258	$76,476	$37,502
Ratio and supplemental data
Expenses to average net assets	1.01%	1.07%	1.05%	1.04%	1.09%
Net investment income (loss) to average net assets	1.41%	1.34%	1.22%	1.26%	1.47%
Portfolio turnover rate	100%	107%	85%	99%	128%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note:	Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Barrow Hanley Dividend Focused VP

(formerly, Transamerica BlackRock Large Cap Value VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective May 1, 2013, Transamerica BlackRock Large Cap Value VP changed its name to Transamerica Barrow Hanley Dividend Focused VP (the “Portfolio”). The Portfolio is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

This report must be accompanied the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Barrow Hanley Dividend Focused VP

(formerly, Transamerica BlackRock Large Cap Value VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolios in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other in the Statement of Operations.

Transamerica Series Trust	Annual Report 2013

Transamerica Barrow Hanley Dividend Focused VP

(formerly, Transamerica BlackRock Large Cap Value VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2013 of $7,621 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation

Transamerica Series Trust	Annual Report 2013

Transamerica Barrow Hanley Dividend Focused VP

(formerly, Transamerica BlackRock Large Cap Value VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

Transamerica Series Trust	Annual Report 2013

Transamerica Barrow Hanley Dividend Focused VP

(formerly, Transamerica BlackRock Large Cap Value VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2013:

	Market Value	% of Net Assets
Transamerica BlackRock Tactical Allocation VP	$83,144,128	9.47%

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

Effective May 1, 2013
First $200 million	0.750%
Over $200 million up to $500 million	0.650%
Over $500 million	0.600%

Prior to May 1, 2013
First $250 million	0.800%
Over $250 million up to $750 million	0.775%
Over $750 million up to $1 billion	0.750%
Over $1 billion up to $2 billion	0.650%
Over $2 billion	0.625%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
1.00%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the

Transamerica Series Trust	Annual Report 2013

Transamerica Barrow Hanley Dividend Focused VP

(formerly, Transamerica BlackRock Large Cap Value VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$785,088,103
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	1,100,229,043
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, and foreign currency transactions.

Transamerica Series Trust	Annual Report 2013

Transamerica Barrow Hanley Dividend Focused VP

(formerly, Transamerica BlackRock Large Cap Value VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(1,078)
Undistributed (accumulated) net investment income (loss)	(159,055)
Undistributed (accumulated) net realized gain (loss)	160,133

At December 31, 2013, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 6,682,657	December 31, 2015
171,033,476	December 31, 2016
151,955,570	December 31, 2017
7,657,113	December 31, 2018

The capital loss carryforwards utilized or expired during the year ended December 31, 2013 were $152,994,486.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$18,354,251
Long-Term Capital Gain	—

2012 Distributions paid from:
Ordinary Income	19,628,501
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$12,870,534
Undistributed Long-term Capital Gain	—
Capital Loss Carryforwards	(337,328,816)
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	134,803,581
Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Barrow Hanley Dividend Focused VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Barrow Hanley Dividend Focused VP (formerly, Transamerica BlackRock Large Cap Value VP) (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Barrow Hanley Dividend Focused VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica Barrow Hanley Dividend Focused VP

(formerly, Transamerica BlackRock Large Cap Value VP)

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica BlackRock Global Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	10 Years or Life of Class	Inception Date
Service Class	14.43%	10.82%	05/01/2009
FTSE World Index(A)	24.67%	16.83%
Transamerica BlackRock Global Allocation VP Blended Benchmark(A)	13.67%	12.06%
Initial Class	14.61%	5.16%	05/01/2011

NOTES

(A) The Transamerica Global Allocation VP Blended Benchmark is composed of the following benchmarks: S&P 500® 36%; FTSE World Index, 24%; Bank of America Merrill Lynch U.S. Treasury Current 5-Year Index, 24% and Citigroup Non-U.S. Dollar World Government Bond Index, 16%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The FTSE World Index is a market-capitalization weighted index comprised of an aggregate of large and mid-cap stocks, providing coverage of developed and advanced emerging markets. The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ. The FTSE All-World Index Total Return is a market-capitalization weighted index comprised of an aggregate of large and mid-cap stocks, providing coverage of developed and emerging markets. The Bank of America Merrill Lynch U.S. Treasury Current 5-Year Index is a one security index comprised of the most recently issued 5-year U.S. Treasury note. The Citigroup Non-U.S. Dollar World Government Bond Index measures the performance of fixed-rate, local currency, investment grade sovereign bonds issued by governments outside the U.S, and is comprised of sovereign debt from 22 countries that is denominated in a variety of currencies.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica BlackRock Global Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)
Transamerica BlackRock Global Allocation VP
Initial Class	$1,000.00	$1,098.20	$0.16	$1,025.33	$0.15	0.03%
Service Class	1,000.00	1,097.50	1.55	1,024.00	1.50	0.29

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

Transamerica Series Trust	Annual Report 2013

Transamerica BlackRock Global Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment in BlackRock Global Allocation V.I. master portfolio, at value	$1,327,894,833
Receivables:
Capital shares sold	215,185
Shares of master portfolio sold	466,820
Prepaid expenses	21,015

Total assets	1,328,597,853

Liabilities:
Due to custodian	466,820
Accounts payable and accrued liabilities:
Shares of master portfolio purchased	215,185
Distribution and service fees	284,957
Administration fees	28,610
Transfer agent fees	3,484
Trustees fees	449
Audit and tax fees	33,994
Custody fees	3,740
Legal fees	6,730
Printing and shareholder reports fees	185,217
Other	204

Total liabilities	1,229,390

Net assets	$1,327,368,463

Net assets consist of:
Capital stock ($0.01 par value)	$887,933
Additional paid-in capital	1,124,782,628
Undistributed (accumulated) net investment income (loss)	25,830,501
Undistributed (accumulated) net realized gain (loss)	41,294,447
Net unrealized appreciation (depreciation) on:
Investment companies	134,572,954

Net assets	$1,327,368,463

Net assets by class:
Initial Class	$5,587,214
Service Class	1,321,781,249

Shares outstanding:
Initial Class	535,448
Service Class	88,257,877

Net asset value and offering price per share:
Initial Class	$10.43
Service Class	14.98

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income from master portfolio	$29,576,427

Total investment income	29,576,427

Expenses:
Management and advisory	625,395
Distribution and service:
Service Class	3,115,542
Administration	312,697
Transfer agent	18,043
Trustees	37,130
Audit and tax	38,445
Custody	45,332
Legal	59,406
Printing and shareholder reports	61,453
Other	56,556

Total expenses	4,369,999

Expenses (waived/reimbursed) recaptured	(625,395)

Net expenses	3,744,604

Net investment income (loss)	25,831,823

Net realized gain (loss) on transactions from:
Investments in master portfolio	8,898,507
Distributions from investments in master portfolio	32,397,633

Net realized gain (loss)	41,296,140

Net change in unrealized appreciation (depreciation) on:
Investment in master portfolio	101,310,032

Net change in unrealized appreciation (depreciation)	101,310,032

Net realized and change in unrealized gain (loss)	142,606,172

Net increase (decrease) in net assets resulting from operations	$168,437,995

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica BlackRock Global Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$25,831,823	$14,061,145
Net realized gain (loss)	41,296,140	10,320,889
Net change in unrealized appreciation (depreciation)	101,310,032	81,254,298
Net increase (decrease) in net assets resulting from operations	168,437,995	105,636,332

Distributions to shareholders:
Net investment income:
Initial Class	(91,366)	(117,943)
Service Class	(13,971,102)	(26,628,001)
Total distributions from net investment income	(14,062,468)	(26,745,944)
Net realized gains:
Initial Class	(55,714)	(81,746)
Service Class	(10,266,438)	(20,016,042)
Total distributions from net realized gains	(10,322,152)	(20,097,788)
Total distributions to shareholders	(24,384,620)	(46,843,732)

Capital share transactions:
Proceeds from shares sold:
Initial Class	2,006,754	2,265,841
Service Class	83,588,069	98,835,125
	85,594,823	101,100,966
Dividends and distributions reinvested:
Initial Class	147,080	199,689
Service Class	24,237,540	46,644,043
	24,384,620	46,843,732
Cost of shares redeemed:
Initial Class	(821,074)	(607,189)
Service Class	(104,607,506)	(84,799,633)
	(105,428,580)	(85,406,822)
Net increase (decrease) in net assets resulting from capital shares transactions	4,550,863	62,537,876
Net increase (decrease) in net assets	148,604,238	121,330,476

Net assets:
Beginning of year	1,178,764,225	1,057,433,749
End of year	$1,327,368,463	$1,178,764,225
Undistributed (accumulated) net investment income (loss)	$25,830,501	$14,061,145

Share activity:
Shares issued:
Initial Class	201,211	239,991
Service Class	5,892,544	7,458,182
	6,093,755	7,698,173
Shares issued-reinvested from dividends and distributions:
Initial Class	15,039	21,992
Service Class	1,725,092	3,610,220
	1,740,131	3,632,212
Shares redeemed:
Initial Class	(82,520)	(65,183)
Service Class	(7,385,556)	(6,458,410)
	(7,468,076)	(6,523,593)

Net increase (decrease) in shares outstanding:
Initial Class	133,730	196,800
Service Class	232,080	4,609,992
	365,810	4,806,792

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica BlackRock Global Allocation VP

FINANCIAL HIGHLIGHTS

For the period or years ended:

For a share outstanding throughout each period/year	Initial Class
	December 31, 2013	December 31, 2012	December 31, 2011 (A)
Net asset value
Beginning of period/year	$9.39	$9.05	$10.00
Investment operations
Net investment income (loss)(B)(C)	0.27	0.17	0.46
Net realized and unrealized gain (loss)	1.08	0.74	(1.41)
Total investment operations	1.35	0.91	(0.95)
Distributions
Net investment income	(0.19)	(0.34)	—
Net realized gains	(0.12)	(0.23)	—
Total distributions	(0.31)	(0.57)	—
Net asset value
End of period/year	$10.43	$9.39	$9.05
Total return(D)	14.61%	10.27%	(9.50	)%(E)
Net assets end of period/year (000’s)	$5,587	$3,770	$1,855
Ratio and supplemental data
Expenses to average net assets(F)
After (waiver/reimbursement) recapture	0.05%	0.08%	0.08	%(G)
Before (waiver/reimbursement) recapture	0.10%	0.13%	0.13	%(G)
Net investment income (loss) to average net assets(C)	2.66%	1.86%	7.44	%(G)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying master portfolio in which the portfolio invests.
(D)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the underlying master portfolio in which the portfolio invests.
(G)	Annualized.

For a share outstanding throughout each period/year	Service Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009 (A)
Net asset value
Beginning of period/year	$13.35	$12.65	$13.29	$12.16	$10.00
Investment operations
Net investment income (loss)(B)(C)	0.29	0.16	0.39	0.21	0.37
Net realized and unrealized gain (loss)	1.62	1.08	(0.90)	0.97	1.79
Total investment operations	1.91	1.24	(0.51)	1.18	2.16
Distributions
Net investment income	(0.16)	(0.31)	(0.08)	(0.05)	—
Net realized gains	(0.12)	(0.23)	(0.05)	—	—
Total distributions	(0.28)	(0.54)	(0.13)	(0.05)	—
Net asset value
End of period/year	$14.98	$13.35	$12.65	$13.29	$12.16
Total return(D)	14.43%	9.98%	(3.83)%	9.78%	21.60	%(E)
Net assets end of period/year (000’s)	$1,321,781	$1,174,994	$1,055,579	$658,024	$157,420
Ratio and supplemental data
Expenses to average net assets(F)
After (waiver/reimbursement) recapture	0.30%	0.33%	0.32%	0.30%	0.35	%(G)
Before (waiver/reimbursement) recapture	0.35%	0.38%	0.37%	0.35%	0.40	%(G)
Net investment income (loss) to average net assets(C)	2.06%	1.23%	2.96%	1.71%	4.74	%(G)

(A)	Commenced operations on May 1, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying master portfolio in which the portfolio invests.
(D)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the underlying master portfolio in which the portfolio invests.
(G)	Annualized.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Global Allocation VP (the “Portfolio”) is a series of TST. The Portfolio invests all of its investable assets in BlackRock Global Allocation V.I. (the “Master Portfolio” or “MP”).

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

The financial statements of the MP, including the Schedule of Investments, accompany this report and should be read in conjunction with the Portfolio’s financial statements. Additionally, since the Portfolio invests solely in the MP, the portfolio turnover is noted in the financial highlights of the MP.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other in the Statement of Operations.

Investment valuations: The value of the Portfolio’s investment in the MP, as noted in the Statement of Assets and Liabilities, reflects that Portfolio’s interest in the net assets of the MP.

The valuation policy for the underlying securities held by the MP is discussed in the MP’s Notes to Financial Statements, which accompany this report.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

The Portfolio owned 9.53% of the MP as of December 31, 2013.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.050% of ANA

TAM has agreed to voluntarily waive the entirety of its management fee for the year ended December 31, 2013. The waiver may be discontinued at any time without notice.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.25%	May 1, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, the amount waived by TAM was $625,395, which is not available for recapture. There were no amounts available for recapture by TAM as of December 31, 2013.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 3. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to wash sales.

The aggregate cost of the MP for federal income tax purposes is $1,193,321,910, and the aggregate net unrealized appreciation was $134,572,923.

Transamerica Series Trust	Annual Report 2013

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

At December 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2013.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$14,062,468
Long-Term Capital Gain	10,322,152

2012 Distributions paid from:
Ordinary Income	26,745,944
Long-Term Capital Gain	20,097,788

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$25,830,500
Undistributed Long-term Capital Gain	41,294,479
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	134,572,923
Other Temporary Differences	—

NOTE 4. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 5. SUBSEQUENT EVENTS

Effective on or about May 1, 2014, the Portfolio is anticipated to restructure from a feeder fund of a BlackRock master portfolio to a Portfolio that will by sub-advised by BlackRock Investment Management, LLC and invest in securities. The Board approved establishing a Cayman Island subsidiary to manage income generated by commodity related securities. The Board also approved an increase in the advisory fee and while the advisory fee will increase, the Portfolio’s total expenses are expected to remain the same. This change is subject to shareholder approval.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica BlackRock Global Allocation VP:

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Global Allocation VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica BlackRock Global Allocation VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica BlackRock Global Allocation VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $10,322,152 for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

DECEMBER 31, 2013

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

•	BlackRock Global Allocation V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

[THIS PAGE INTENTIONALLY LEFT BLANK]

Dear Shareholder

Risk assets (such as equities) powered higher in 2013, for the most part unscathed by ongoing political and economic uncertainty. While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year.

Equity markets rallied right out of the gate in January with cash pouring back in from the sidelines after a potential US fiscal crisis (i.e., the “fiscal cliff”) was averted with a last-minute tax deal. Key indicators signaling modest but broad-based improvements in the world’s major economies and a calming in Europe’s debt troubles fostered an aura of comfort for investors. Global economic momentum slowed in February, however, and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as the US showed greater stability than most other regions. Slow but positive growth was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue its aggressive monetary stimulus program. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a banking crisis in Cyprus and a generally poor outlook for European economies. Emerging markets significantly lagged the rest of the world as growth in these economies fell short of expectations.

Financial markets were rattled in May when Fed Chairman Bernanke mentioned the possibility of reducing – or “tapering” – the central bank’s asset purchase programs – comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. US Treasury yields rose sharply, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Equity prices also suffered as investors feared the implications of a potential end of a program that had greatly supported the markets. Risk assets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

The fall was a surprisingly positive period for most asset classes as the Fed defied market expectations with its decision to delay tapering. Easing of political tensions that had earlier surfaced in Egypt and Syria and the re-election of Angela Merkel as Chancellor of Germany also boosted investor sentiment. Higher volatility returned in late September when the US Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October, but the rally quickly resumed when politicians engineered a compromise to reopen the government and extend the debt ceiling, at least temporarily.

The remainder of the year was generally positive for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. On the one hand, persistent weak growth and low inflation provided significant latitude for monetary policy decisions and investors were encouraged by dovish comments from Fed Chair-to-be Janet Yellen. On the other hand, US housing and manufacturing reports had begun to signal fundamental improvement in the economy. The long-awaited taper announcement ultimately came in mid-December. The Fed reduced the amount of its monthly asset purchases, but at the same time, extended its time horizon for maintaining low short-term interest rates. Markets reacted positively as this move signaled the Fed’s perception of real improvement in the economy and investors felt relief from the tenacious anxiety that had gripped them throughout the year.

Accommodative monetary policy and the avoidance of major risks made 2013 a strong year for most equity markets. US stocks were the strongest performers for the six- and 12-month periods ended Dec. 31. In contrast, emerging markets were weighed down by uneven growth and structural imbalances. Rising US Treasury yields led to a rare annual loss in 2013 for Treasury bonds and other high-quality fixed income sectors including tax-exempt municipals and investment grade corporate bonds. High yield bonds, to the contrary, generated gains driven by income-oriented investors seeking yield in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC
“While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2013

	6-month	12-month
US large cap equities (S&P 500® Index)	16.31%	32.39%
US small cap equities (Russell 2000® Index)	19.82	38.82
International equities (MSCI Europe, Australasia, Far East Index)	17.94	22.78
Emerging market equities (MSCI Emerging Markets Index)	7.70	(2.60)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.03	0.07
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(3.10)	(7.83)
US investment grade bonds (Barclays US Aggregate Bond Index)	0.43	(2.02)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.00	(2.55)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	5.94	7.44

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	1

Fund Summary as of December 31, 2013	BlackRock Global Allocation V.I. Fund

Investment Objective

BlackRock Global Allocation V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2013, the Fund outperformed its Reference Benchmark, but underperformed the broad based all-equity benchmark, the FTSE World Index. The Reference Benchmark is an unmanaged index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex-US) Index; 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. The Fund invests in both equities and bonds, and therefore, the Reference Benchmark provides a more accurate representation of the Fund’s composition and is a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark.

What factors influenced performance?

•	Within equities, stock selection and an overweight position to Japan contributed positively to performance versus the Reference Benchmark, as did stock selection in Hong Kong and Europe. From a sector perspective, stock selection in information technology (“IT”), industrials, consumer discretionary, energy and telecommunication services, as well as stock selection and an overweight position in health care added to relative returns. An underweight position to fixed income also positively impacted performance. Within fixed income, an overweight position to convertible bonds and U.S. corporate bonds contributed to returns. From a currency perspective, an underweight position to the Japanese yen and Australian dollar was additive to performance.

•	Detracting from performance within equities was stock selection and an underweight position in the United States and an overweight to select emerging market countries such as Russia and Brazil. From a sector perspective, stock selection and an overweight position in materials, particularly gold-related securities, had a negative impact on results. Within fixed income, an overweight position to Brazilian sovereign bonds weighed on returns. An overweight position to cash detracted from performance for the period.

Describe recent portfolio activity.

•	During the 12-month period, the Fund’s overall equity allocation increased from 62% to 63% of net assets, which was notably due to an increase in exposure to both Europe and Japan. This was partially offset by decreased exposure to the U.S., Canada and Latin America. From a sector perspective, the Fund increased exposure to industrials, financials, health care, consumer discretionary, IT and utilities, and decreased exposure to materials, energy and telecommunication services.

•	The Fund’s overall allocation to fixed income decreased from 24% to 20% of net assets, which was markedly due to decreased exposure to convertible bonds, government bonds and sovereign bonds across Australia, Brazil and Europe. These reductions were partially offset by increased weightings in U.S. dollar-denominated corporate bonds and U.S. Treasuries. Reflecting the above changes, the Fund’s cash and cash equivalent holdings increased from 14% to 17% of net assets.

•	During the 12-month period, the Fund’s cash position helped mitigate portfolio volatility and served as a source of funds for new investments. In addition, the Fund’s cash position helped keep overall portfolio duration (sensitivity to interest rate movements) low.

Describe portfolio positioning at period end.

•	Compared to its Reference Benchmark, the Fund ended the period with overweight positions in equities, significantly underweight positions in fixed income and overweight positions in cash and cash equivalents. Within the equity segment, the Fund held overweight positions in Japan and Europe and underweight positions in the U.S and Canada. On a sector basis, the Fund held overweight positions in industrials, health care, materials, IT and financials, and underweight positions in consumer staples. With respect to currency exposure, the Fund held overweight positions in the U.S. dollar, Brazilian real, Singapore dollar, Australian dollar and Canadian dollar, and underweight position in the Japanese yen, euro, Taiwan dollar and British pound sterling. The Fund also held small overweight positions in other Asian currencies and underweight positions in other European currencies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

			Reference
	Percent of		Benchmark[4]
Portfolio Composition	Net Assets		Percentage
US Equities	33%[1]		36%
European Equities	15	[1]	13
Asia Pacific Equities	13	[1]	9
Other Equities	2	[1]	2
Total Equities	63	[2]	60
US Dollar Denominated Fixed Income Securities	14		24
US Issuers	11		—
Non-US Issuers	3		—
Non-US Dollar Denominated Fixed Income Securities	6		16
Total Fixed Income Securities	20		40
Cash & Short-Term Securities[3]	17		—

[1]	Includes value of financial futures contracts.
[2]	Includes preferred stock.
[3]	Cash & short-term securities are reduced by the market (or nominal) value of long financial futures contracts.
[4]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex US) Index; 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

BlackRock Global Allocation V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests in a portfolio of US and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing markets and economic trends.
[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.
[3]	This broad-based capitalization-weighted index is comprised of 2,431 equities from 35 countries in 4 regions, including the United States.
[4]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex US) Index; 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

Performance Summary for the Period Ended December 31, 2013

	6-Month	Average Annual Total Returns
	Total Returns[6]	1 Year[6]	5 Years[6]	10 Years[6]
Class I5	9.85%	14.76%	10.27%	8.52%
Class II5	9.70	14.55	10.09	8.35
Class III[5]	9.68	14.42	9.98	8.25
FTSE World Index	16.35	24.67	15.62	7.87
Reference Benchmark	9.97	13.67	10.94	6.71
US Stocks: S&P 500® Index[7]	16.31	32.39	17.94	7.41
Non-US Stocks: FTSE World (ex US) Index[8]	16.05	17.41	13.39	8.16
US Bonds: BofA Merrill Lynch Current 5-Year US Treasury Index[9]	(0.12)	(2.42)	2.77	4.21
Non-US Bonds: Citigroup Non-US Dollar World Government Bond Index[10]	2.77	(4.56)	2.27	4.10

[5]	Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.
[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.
[7]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
[8]	This unmanaged capitalization-weighted index is comprised of 1,816 equities in 34 countries, excluding the United States.
[9]	This unmanaged index is designed to track the total return of the current coupon five-year US Treasury bond.
[10]	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States. Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual			Hypothetical[12]
	Beginning	Ending		Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Expense
	July 1, 2013	December 31, 2013	During the Period[11]	July 1, 2013	December 31, 2013	During the Period[11]	Ratio
Class I	$1,000.00	$1,098.50	$3.76	$1,000.00	$1,021.63	$3.62	0.71%
Class II	$1,000.00	$1,097.00	$4.55	$1,000.00	$1,020.87	$4.38	0.86%
Class III	$1,000.00	$1,096.80	$5.07	$1,000.00	$1,020.37	$4.89	0.96%

[11]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
[12]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	3

Disclosure of Expenses	BlackRock Global Allocation V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2013 and held through December 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps as specified in Note 4 of the Notes to Consolidated Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Schedule of Investments December 31, 2013	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia – 0.6%
Asciano Ltd.	1,901,432	$9,802,715
BHP Billiton Ltd.	101,994	3,477,264
Commonwealth Bank of Australia	175,370	12,219,234
Fortescue Metals Group Ltd.	3,967,885	20,727,474
Mesoblast Ltd. (a)(b)	1,050,816	5,498,815
National Australia Bank Ltd.	412,689	12,880,822
QBE Insurance Group Ltd.	645,297	6,656,672
Westpac Banking Corp.	188,143	5,453,999

		76,716,995

Austria – 0.0%
Andritz AG	71,895	4,505,611

Belgium – 0.2%
Anheuser-Busch InBev NV	202,457	21,528,601
RHJ International (a)	769,800	3,907,775
RHJ International - ADR (a)	40,600	206,435

		25,642,811

Brazil – 0.8%
Banco Santander Brasil SA - ADR	935,206	5,704,757
BR Malls Participacoes SA	873,157	6,310,195
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	240,174	10,679,942
Cielo SA	456,370	12,699,244
Cosan Ltd., Class A	735,192	10,086,834
Cyrela Brazil Realty SA	923,554	5,637,036
Hypermarcas SA	968,773	7,247,576
Itau Unibanco Holding SA, Preference Shares	623,797	8,289,090
MRV Engenharia e Participacoes SA	1,581,505	5,650,985
Petroleo Brasileiro SA - ADR	886,482	12,215,722
Qualicorp SA (a)	717,560	6,843,319
SLC Agricola SA	469,664	4,061,098

		95,425,798

Canada – 1.6%
Agrium, Inc.	206,773	18,915,594
Athabasca Oil Corp. (a)(b)	1,499,250	9,145,813
Bank of Nova Scotia	169,939	10,627,487
Brookfield Asset Management, Inc., Class A	205,481	7,978,827
Cameco Corp.	649,731	13,494,913
Canadian National Railway Co.	228,006	13,000,902
Canadian Natural Resources Ltd.	441,995	14,957,111
Eldorado Gold Corp.	1,855,285	10,531,766
First Quantum Minerals Ltd.	805,766	14,518,580
Goldcorp, Inc.	1,415,401	30,671,740
Platinum Group Metals Ltd. (a)	5,968,974	7,136,359
Rogers Communications, Inc., Class B	139,426	6,309,027
Shaw Communications, Inc., Class B	616,875	15,011,738

Common Stocks	Shares	Value
Canada (concluded)
Silver Wheaton Corp.	453,489	$9,155,943
Suncor Energy, Inc.	48,702	1,707,005
Suncor Energy, Inc. - NY Shares	271,682	9,524,535
Teck Resources Ltd., Class B	511,138	13,294,699

		205,982,039

Chile – 0.1%
Banco Santander Chile - ADR	330,438	7,788,424

China – 0.8%
Beijing Enterprises Holdings Ltd. (b)	3,146,542	31,255,482
China BlueChemical Ltd., Class H	4,386,300	2,748,106
Dongfeng Motor Group Co. Ltd., Class H	1,814,800	2,850,103
FU JI Food and Catering Services Holdings Ltd. (a)	156,663	33,234
Haitian International Holdings Ltd.	1,918,800	4,335,321
Jiangxi Copper Co. Ltd., Class H	2,984,000	5,401,612
Kunlun Energy Co. Ltd.	6,172,000	10,909,938
Mindray Medical International Ltd. (b)	229,745	8,353,528
SINA Corp. (a)	172,275	14,514,169
Sinopharm Group Co. Ltd., Class H	2,480,800	7,137,192
Yuanda China Holdings Ltd.	26,030,228	2,288,957
Zhongsheng Group Holdings Ltd. (b)	3,772,206	5,218,419

		95,046,061

Denmark – 0.1%
TDC A/S	777,092	7,537,696

Finland – 0.0%
Metso OYJ	132,202	5,653,244

France – 4.0%
Arkema SA	140,137	16,362,199
AtoS	359,089	32,534,922
AXA SA	1,015,008	28,265,667
BNP Paribas SA	690,180	53,839,282
Cap Gemini SA	28,809	1,949,956
Casino Guichard Perrachon SA	106,418	12,279,198
Cie Generale des Etablissements Michelin	63,381	6,743,811
Compagnie de Saint-Gobain	613,044	33,770,935
Danone	102,248	7,376,395
European Aeronautic Defence & Space Co. NV	670,741	51,493,131
LVMH Moet Hennessy Louis Vuitton SA	61,164	11,174,344
Renault SA	82,293	6,622,670
Rexel SA	120,990	3,175,226
Safran SA	1,139,090	79,199,486
Sanofi	568,625	60,726,493
Sanofi - ADR	28,134	1,508,826
Société Générale SA	323,391	18,805,420
Technip SA	261,053	25,129,239

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Consolidated Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	LIBOR	London Interbank Offered Rate
AUD	Australian Dollar	MSCI	Morgan Stanley Capital
BRL	Brazilian Real		International
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	MYR	Malaysian Ringgit
CNY	Chinese Yuan Renminbi	NOK	Norwegian Krone
ETF	Exchange-Traded Fund	NYSE	New York Stock Exchange
EUR	Euro	PCL	Public Company Limited
FKA	Formerly Known As	REIT	Real Estate Investment Trust
FTSE	Financial Times Stock Exchange	SEK	Swedish Krona
GBP	British Pound	SGD	Singapore Dollar
GDR	Global Depositary Receipts	S&P	Standard & Poor’s
HKD	Hong Kong Dollar	SPDR	Standard & Poor’s Depositary
JPY	Japanese Yen		Receipts
JSC	Joint Stock Company	USD	US Dollar
KRW	Korean Won

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	5

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
France (concluded)
Total SA	296,913	$18,224,429
Total SA - ADR	365,739	22,408,829
UbiSOFT Entertainment (a)	734,045	10,396,559

		501,987,017

Germany – 2.4%
Allianz SE, Registered Shares	133,718	24,059,400
Bayerische Motoren Werke AG	159,315	18,708,862
Beiersdorf AG	80,816	8,193,532
Deutsche Bank AG, Registered Shares	556,226	26,721,989
Deutsche Boerse AG	162,555	13,471,633
Deutsche Telekom AG, Registered Shares	1,574,513	27,129,268
Fresenius SE & Co. KGaA	124,724	19,179,451
HeidelbergCement AG	85,283	6,476,009
Lanxess AG	98,623	6,589,947
Linde AG	81,804	17,128,683
RTL Group SA	122,266	15,825,368
Siemens AG, Registered Shares	524,706	71,947,247
Telefonica Deutschland Holding AG	844,249	6,977,379
Volkswagen AG, Preference Shares	165,507	46,576,957

		308,985,725

Hong Kong – 0.4%
Chaoda Modern Agriculture Holdings Ltd. (a)(b)	19,748,798	2,192,117
The Link REIT	2,563,546	12,433,349
Sino Biopharmaceutical Ltd. (b)	4,812,000	3,825,194
Sun Hung Kai Properties Ltd.	2,103,000	26,727,791

		45,178,451

India – 0.1%
Cummins India Ltd.	1,284,918	9,964,243

Indonesia – 0.0%
Siloam International Hospitals Tbk PT (a)	6,374,142	4,975,707

Ireland – 0.8%
Covidien PLC	381,994	26,013,791
Eaton Corp. PLC	321,934	24,505,616
Shire PLC	524,435	24,715,277
XL Group PLC (c)	774,317	24,654,253

		99,888,937

Israel – 0.1%
Check Point Software Technologies Ltd. (a)	34,907	2,252,200
Mobileye, Inc.	298,073	10,402,748

		12,654,948

Italy – 0.8%
EI Towers SpA	44,822	2,058,534
Eni SpA	1,831,354	44,252,386
Intesa Sanpaolo SpA	7,495,049	18,435,655
Mediaset SpA (a)	2,176,915	10,323,896
Telecom Italia SpA	10,253,042	10,223,929
Telecom Italia SpA	997,422	782,617
UniCredit SpA	2,377,375	17,537,129

		103,614,146

Japan – 8.4%
Aisin Seiki Co. Ltd.	369,139	15,007,740
Ajinomoto Co., Inc.	953,000	13,796,284
Asahi Kasei Corp.	1,320,100	10,354,622
Astellas Pharma, Inc.	197,393	11,702,808
Benesse Holdings, Inc.	168,400	6,765,344
Bridgestone Corp.	687,232	26,037,091
Chubu Electric Power Co., Inc.	332,200	4,294,623
Daihatsu Motor Co. Ltd.	179,407	3,043,238
Daikin Industries Ltd.	198,400	12,380,703

Common Stocks	Shares	Value
Japan (concluded)
Daito Trust Construction Co. Ltd.	120,100	$11,227,905
Denso Corp.	484,320	25,585,994
East Japan Railway Co.	407,851	32,488,520
FANUC Corp.	43,218	7,919,295
Fuji Heavy Industries Ltd.	2,254,564	64,793,823
Futaba Industrial Co. Ltd.	381,221	1,464,972
Hino Motors Ltd.	441,000	6,946,962
Hitachi Chemical Co. Ltd.	682,800	10,889,529
Hitachi Ltd.	3,443,700	26,110,657
Honda Motor Co. Ltd.	767,483	31,679,494
Hoya Corp.	695,674	19,348,011
IHI Corp.	1,451,000	6,275,054
Inpex Corp.	1,863,839	23,905,917
Japan Airlines Co. Ltd.	392,200	19,347,731
JGC Corp.	648,302	25,441,854
JSR Corp.	745,400	14,448,025
Kao Corp.	173,500	5,462,098
KDDI Corp.	523,600	32,261,756
Keyence Corp.	6,600	2,826,023
Kubota Corp.	1,152,296	19,113,398
Kuraray Co. Ltd.	1,169,670	13,962,118
Kyocera Corp.	144,400	7,218,783
Mitsubishi Corp.	1,335,947	25,647,405
Mitsubishi Electric Corp.	1,124,000	14,133,693
Mitsubishi Heavy Industries Ltd.	1,156,000	7,159,770
Mitsubishi UFJ Financial Group, Inc.	1,985,200	13,180,530
Mitsui & Co. Ltd.	3,773,978	52,613,559
MS&AD Insurance Group Holdings	235,814	6,338,439
Murata Manufacturing Co. Ltd.	168,928	15,023,330
Nintendo Co. Ltd.	90,200	12,073,602
Nippon Telegraph & Telephone Corp.	164,430	8,856,266
Nitori Holdings Co. Ltd.	140,050	13,259,532
Nitto Denko Corp.	315,300	13,332,342
NKSJ Holdings, Inc.	212,000	5,900,727
Okumura Corp.	1,304,751	6,035,122
Omron Corp.	64,100	2,832,790
Otsuka Holdings Co. Ltd.	459,900	13,279,120
Rinnai Corp.	93,023	7,247,255
Rohm Co. Ltd.	253,353	12,357,814
Ryohin Keikaku Co. Ltd.	91,300	9,875,236
Shin-Etsu Chemical Co. Ltd.	413,234	24,169,762
Ship Healthcare Holdings, Inc.	152,900	5,937,291
SMC Corp.	15,300	3,861,545
Sony Financial Holdings, Inc.	632,800	11,526,893
Sumitomo Corp.	1,090,900	13,710,575
Sumitomo Electric Industries Ltd.	788,548	13,181,405
Sumitomo Mitsui Financial Group, Inc.	754,447	39,233,797
Suntory Beverage & Food Ltd. (a)	313,800	10,010,884
Suzuki Motor Corp.	1,397,389	37,654,935
Toda Corp.	1,661,896	5,770,914
Tokio Marine Holdings, Inc.	1,338,323	44,793,250
Tokyo Gas Co. Ltd.	5,678,070	27,985,537
Toyota Industries Corp.	571,977	25,855,965
Toyota Motor Corp.	336,500	20,518,117
Ube Industries Ltd.	2,928,346	6,272,005
West Japan Railway Co.	275,100	11,919,660
Yamada Denki Co. Ltd.	4,378,300	14,321,318

		1,067,970,757

Kazakhstan – 0.1%
KazMunaiGas Exploration Production JSC - GDR	668,137	10,489,751

Malaysia – 0.3%
Axiata Group Bhd	6,685,986	14,098,727
IHH Healthcare Bhd (a)	17,058,900	20,118,675

See Notes to Consolidated Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Malaysia (concluded)
Telekom Malaysia Bhd	3,830,646	$6,493,032

		40,710,434

Mexico – 0.3%
America Movil SAB de CV, Series L - ADR	289,996	6,777,207
Fibra Uno Administracion SA de CV	2,076,788	6,651,957
Fomento Economico Mexicano SAB de CV - ADR	58,134	5,689,575
Grupo Televisa S.A.B.	1,074,568	6,477,119
TF Administradora Industrial S de RL de CV	3,633,557	6,537,147

		32,133,005

Netherlands – 1.5%
Akzo Nobel NV	260,988	20,238,648
CNH Industrial NV (a)	3,222,324	36,727,135
CNH Industrial NV (a)	54,130	616,958
CNH Industrial NV - NYSE (a)	149,563	1,697,540
CNH Industrial NV - NYSE (a)	4,436	50,349
ING Groep NV CVA (a)	1,929,301	26,949,612
Koninklijke DSM NV	237,620	18,700,390
Koninklijke KPN NV (a)	2,571,379	8,308,395
Royal Dutch Shell PLC	189,955	6,781,946
Royal Dutch Shell PLC - ADR	589,352	42,003,117
Unilever NV - NY Shares	79,093	3,181,911
Unilever NV CVA	772,148	31,044,560

		196,300,561

Norway – 0.3%
Statoil ASA	1,380,933	33,579,477

Portugal – 0.1%
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA (b)	956,779	7,113,047

Russia – 0.1%
Novorossiysk Commercial Sea Port PJSC - GDR	380,407	2,082,728
Polyus Gold International Ltd.	745,054	2,459,663
Sberbank	3,980,146	12,282,533

		16,824,924

Singapore – 0.3%
CapitaLand Ltd. (b)	5,585,350	13,462,993
Oversea-Chinese Banking Corp. Ltd. (b)	1,205,800	9,773,297
Raffles Medical Group Ltd.	1,726,800	4,255,595
Singapore Telecommunications Ltd.	5,620,630	16,345,444

		43,837,329

South Africa – 0.1%
Life Healthcare Group Holdings Ltd.	1,783,469	7,123,093

South Korea – 1.0%
Cheil Industries, Inc.	58,853	4,943,061
Hana Financial Group, Inc.	251,344	10,472,839
Hyundai Motor Co.	68,173	15,302,570
Hyundai Wia Corp.	13,689	2,470,413
KB Financial Group, Inc.	95,827	3,873,317
KT Corp. - ADR	204,389	3,039,264
Samsung Electronics Co. Ltd.	59,058	76,955,367
Samsung Electronics Co. Ltd., Preference Shares	4,515	4,342,114
Samsung Heavy Industries Co. Ltd.	224,088	8,098,843

		129,497,788

Spain – 0.2%
Banco Bilbao Vizcaya Argentaria SA	1,408,180	17,420,018
Telefonica SA	641,192	10,484,020
Telefonica SA - ADR	196,057	3,203,571

		31,107,609

Common Stocks	Shares	Value
Sweden – 0.4%
Boliden AB	368,856	$5,655,138
Electrolux AB	113,618	2,969,131
Getinge AB	133,208	4,566,101
Lundin Petroleum AB (a)	778,119	15,142,571
Svenska Handelsbanken AB, Class A	390,880	19,218,327

		47,551,268

Switzerland – 2.0%
Credit Suisse Group AG	295,601	9,123,246
Nestle SA, Registered Shares	886,233	64,952,071
Novartis AG, Registered Shares	431,533	34,587,102
Roche Holding AG	278,563	78,032,816
Swisscom AG, Registered Shares	17,465	9,230,146
Syngenta AG, Registered Shares	94,413	37,642,193
TE Connectivity Ltd.	46,655	2,571,157
UBS AG, Registered Shares	979,019	18,745,623

		254,884,354

Taiwan – 0.2%
Cheng Shin Rubber Industry Co. Ltd.	2,386,323	6,251,388
Far EasTone Telecommunications Co. Ltd.	2,582,988	5,674,492
Taiwan Mobile Co. Ltd.	1,844,000	5,960,200
Yulon Motor Co. Ltd.	2,812,000	5,100,789

		22,986,869

Thailand – 0.1%
Bangkok Dusit Medical Services PCL, Class F	2,823,800	10,097,276
Bumrungrad Hospital PCL	1,489,500	3,977,591
PTT Global Chemical PCL	1,007,290	2,414,001

		16,488,868

United Arab Emirates – 0.1%
Al Noor Hospitals Group PLC (a)	601,869	8,945,111
NMC Health PLC	1,010,600	7,331,652

		16,276,763

United Kingdom – 4.2%
Antofagasta PLC	2,091,742	28,676,853
AstraZeneca PLC	492,485	29,217,779
Aviva PLC	932,877	6,979,311
Barratt Developments PLC (a)	2,431,944	14,077,853
BG Group PLC	1,643,107	35,357,144
BHP Billiton PLC	1,449,913	44,990,904
BP PLC	1,109,617	8,992,507
BP PLC - ADR	306,007	14,875,000
BT Group PLC	3,081,989	19,434,933
Delphi Automotive PLC	175,942	10,579,392
Delta Topco Ltd.	14,972,250	9,748,432
Diageo PLC	110,654	3,666,934
Diageo PLC - ADR	141,784	18,775,037
Genel Energy PLC (a)	361,494	6,436,826
Guinness Peat Group PLC (a)	2,077,735	1,008,877
HSBC Holdings PLC	4,498,976	49,372,696
Invensys PLC (b)	1,184,801	10,014,750
Lloyds Banking Group PLC (a)	20,201,170	26,507,861
Manchester United PLC, Class A (a)(b)	364,748	5,664,536
National Grid PLC	1,870,545	24,465,372
Rio Tinto PLC	948,279	53,587,189
SABMiller PLC	296,456	15,260,171
SSE PLC	718,255	16,321,862
Taylor Wimpey PLC	7,329,051	13,573,453
Tesco PLC	1,376,505	7,644,234
Unilever PLC	293,579	12,079,603
Unilever PLC - ADR	87,429	3,602,075
Vodafone Group PLC	4,342,031	17,095,498

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	7

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United Kingdom (concluded)
Vodafone Group PLC - ADR	558,561	$21,957,033

		529,964,115

United States – 33.3%
3M Co.	160,806	22,553,042
AbbVie, Inc.	977,815	51,638,410
Accenture PLC, Class A	24,291	1,997,206
ACE Ltd. (c)	371,633	38,475,164
Adobe Systems, Inc. (a)	38,741	2,319,811
AES Corp.	1,623,134	23,551,674
Aetna, Inc.	423,508	29,048,414
Aflac, Inc.	255,323	17,055,576
Agilent Technologies, Inc.	415,512	23,763,131
Allergan, Inc.	136,807	15,196,522
Alliance Data Systems Corp. (a)(b)	14,976	3,937,640
The Allstate Corp.	203,537	11,100,908
Amazon.com, Inc. (a)	40,917	16,317,290
Amdocs Ltd.	50,673	2,089,755
American Capital Agency Corp.	300,455	5,795,777
American Eagle Outfitters, Inc.	228,436	3,289,478
American Electric Power Co, Inc.	313,619	14,658,552
American Express Co.	383,206	34,768,280
American International Group, Inc. (a)	277,651	14,174,084
American Tower Corp.	213,841	17,068,789
American Water Works Co., Inc.	287,892	12,166,316
Ameriprise Financial, Inc.	21,183	2,437,104
AmerisourceBergen Corp.	31,464	2,212,234
Amgen, Inc.	175,271	20,008,937
Anadarko Petroleum Corp.	127,174	10,087,442
Apple Inc.	3,056	1,714,752
Arch Capital Group Ltd. (a)	94,223	5,624,171
Avery Dennison Corp.	140,116	7,032,422
Avnet, Inc.	52,249	2,304,703
AXIS Capital Holdings Ltd.	41,979	1,996,941
Bank of America Corp.	3,275,182	50,994,584
The Bank of New York Mellon Corp.	392,558	13,715,977
Baxter International, Inc.	373,402	25,970,109
BB&T Corp.	539,100	20,119,212
Beam, Inc.	54,667	3,720,636
Becton Dickinson & Co.	17,799	1,966,612
Berkshire Hathaway, Inc., Class B (a)	206,496	24,482,166
Biogen Idec, Inc. (a)	72,002	20,142,560
BorgWarner, Inc. (a)	203,157	11,358,508
Boston Scientific Corp. (a)	406,094	4,881,250
Bristol-Myers Squibb Co.	376,704	20,021,818
CA, Inc.	56,334	1,895,639
Calpine Corp. (a)	762,748	14,881,213
Capital One Financial Corp.	283,821	21,743,527
Cardinal Health, Inc.	642,808	42,946,002
Celgene Corp. (a)	165,616	27,982,479
CenterPoint Energy, Inc.	395,025	9,156,679
CF Industries Holdings, Inc.	8,984	2,093,631
Charter Communications, Inc., Class A (a)	91,392	12,498,770
Chevron Corp.	151,593	18,935,482
The Chubb Corp.	169,439	16,372,891
Church & Dwight Co., Inc.	96,274	6,381,041
Cisco Systems, Inc.	2,056,446	46,167,213
Citigroup, Inc.	1,220,388	63,594,419
Citrix Systems, Inc. (a)	430,121	27,205,153
CMS Energy Corp.	304,667	8,155,936
CNA Financial Corp.	53,918	2,312,543
Coach, Inc.	476,286	26,733,933
Cobalt International Energy, Inc. (a)	548,803	9,027,809
The Coca-Cola Co.	1,503,722	62,118,756
Colgate-Palmolive Co.	252,954	16,495,130

Common Stocks	Shares	Value
United States (continued)
Comcast Corp., Class A	832,050	$43,237,478
Computer Sciences Corp.	48,040	2,684,475
Constellation Brands, Inc., Class A (a)	31,595	2,223,656
Crown Castle International Corp. (a)	185,147	13,595,344
Crown Holdings, Inc. (a)	276,013	12,301,899
Cubist Pharmaceuticals, Inc. (a)(b)	128,424	8,844,561
Cummins, Inc.	118,947	16,767,959
CVS Caremark Corp.	124,504	8,910,751
Danaher Corp.	190,246	14,686,991
DaVita HealthCare Partners, Inc. (a)	184,811	11,711,473
Devon Energy Corp.	177,219	10,964,540
Diamond Offshore Drilling, Inc.	22,859	1,301,134
Discover Financial Services	422,215	23,622,929
DISH Network Corp., Class A (a)	52,664	3,050,299
Dominion Resources, Inc.	378,215	24,466,728
Dover Corp.	23,433	2,262,222
Dresser-Rand Group, Inc. (a)(c)	344,092	20,518,206
Duke Energy Corp.	206,154	14,226,688
Eastman Chemical Co.	29,330	2,366,931
eBay, Inc. (a)	459,859	25,241,660
Electronic Arts, Inc. (a)	945,711	21,694,610
EMC Corp.	3,053,825	76,803,699
Energizer Holdings, Inc.	17,787	1,925,265
Envision Healthcare Holdings, Inc. (a)	236,578	8,403,251
EOG Resources, Inc. (c)	101,460	17,029,046
Equity Residential	438,741	22,757,496
Express Scripts Holding Co. (a)	409,160	28,739,398
Extended Stay America, Inc. (a)	160,400	4,212,104
Fastenal Co.	482,526	22,924,810
FedEx Corp.	120,918	17,384,381
Fidelity National Information Services, Inc.	50,186	2,693,984
FMC Corp.	301,375	22,741,758
Ford Motor Co.	2,194,763	33,865,193
Forestar Group (a)	258,550	7,236,815
Freeport-McMoRan Copper & Gold, Inc.	895,939	33,812,738
Freescale Semiconductor Ltd. (a)(b)	785,989	12,615,123
The Fresh Market, Inc. (a)	44,331	1,795,406
General Dynamics Corp.	24,008	2,293,964
General Electric Co.	3,953,291	110,810,747
General Mills, Inc.	182,060	9,086,615
General Motors Co. (a)	1,122,922	45,893,822
Gilead Sciences, Inc. (a)	403,378	30,313,857
The Goldman Sachs Group, Inc.	137,761	24,419,515
Google, Inc., Class A (a)	111,630	125,104,857
Harris Corp.	31,954	2,230,709
HCA Holdings, Inc. (a)	547,214	26,107,580
HealthSouth Corp.	242,181	8,069,471
Helmerich & Payne, Inc.	28,768	2,418,813
Hillshire Brands Co.	433,874	14,508,747
Hilton Worldwide Holdings, Inc. (a)	583,500	12,982,875
Humana, Inc.	255,304	26,352,479
International Game Technology	156,228	2,837,100
International Paper Co.	52,026	2,550,835
Intuit, Inc.	29,558	2,255,867
Intuitive Surgical, Inc. (a)	11,178	4,293,246
JB Hunt Transport Services, Inc.	165,909	12,824,766
Johnson Controls, Inc.	316,575	16,240,298
JPMorgan Chase & Co.	1,434,073	83,864,589
KBR, Inc.	100,150	3,193,784
Kimberly-Clark Corp.	144,609	15,105,856
KLA-Tencor Corp.	26,029	1,677,829
The Kroger Co.	54,650	2,160,315
L-3 Communications Holdings, Inc.	22,474	2,401,572
Lear Corp.	34,888	2,824,881
Liberty Media Corp., Class A (a)	160,050	23,439,323

See Notes to Consolidated Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (continued)
Lincoln National Corp.	68,755	$3,549,133
Macy’s, Inc.	34,126	1,822,328
Marathon Oil Corp.	1,526,604	53,889,121
Marathon Petroleum Corp. (c)	725,527	66,552,592
Marsh & McLennan Cos., Inc.	27,408	1,325,451
MasterCard, Inc., Class A	127,488	106,511,124
Mattel, Inc.	301,578	14,349,081
McDonald’s Corp.	317,056	30,763,944
McKesson Corp.	172,058	27,770,161
Mead Johnson Nutrition Co.	156,309	13,092,442
Medtronic, Inc.	288,929	16,581,635
MetLife, Inc.	529,930	28,573,826
Mettler-Toledo International, Inc. (a)	35,682	8,656,096
Microsoft Corp.	233,815	8,751,695
Morgan Stanley	308,134	9,663,082
Motorola Solutions, Inc.	33,052	2,231,010
Murphy Oil Corp.	26,967	1,749,619
National Oilwell Varco, Inc.	323,751	25,747,917
NextEra Energy, Inc.	391,690	33,536,498
Northrop Grumman Corp.	24,994	2,864,562
Occidental Petroleum Corp.	279,660	26,595,666
Oracle Corp.	2,233,227	85,443,265
PACCAR, Inc.	194,006	11,479,335
Parker Hannifin Corp.	18,382	2,364,660
PerkinElmer, Inc.	235,506	9,709,912
Perrigo Co. PLC	78,649	12,069,476
Pfizer, Inc.	3,024,584	92,643,008
Phillips 66 (c)	458,840	35,390,329
PPG Industries, Inc.	17,065	3,236,548
PPL Corp.	559,004	16,820,430
Precision Castparts Corp.	96,730	26,049,389
The Procter & Gamble Co.	868,789	70,728,112
The Progressive Corp.	320,861	8,749,879
Prudential Financial, Inc.	253,138	23,344,386
QUALCOMM, Inc.	831,821	61,762,709
Raytheon Co.	31,111	2,821,768
Red Hat, Inc. (a)	316,570	17,740,583
Reinsurance Group of America, Inc.	29,440	2,278,950
RenaissanceRe Holdings Ltd.	58,901	5,733,423
Rockwell Automation, Inc.	294,323	34,777,206
Ross Stores, Inc.	20,835	1,561,167
Schlumberger Ltd.	445,782	40,169,416
Sealed Air Corp.	449,733	15,313,409
Sempra Energy	125,652	11,278,524
Sigma-Aldrich Corp.	24,992	2,349,498
Simon Property Group, Inc.	90,739	13,806,846
Southern Copper Corp.	242,230	6,954,423
The St. Joe Co. (a)	1,900,969	36,479,595
Stanley Black & Decker, Inc.	244,878	19,759,206
State Street Corp.	233,411	17,130,033
Stryker Corp.	25,967	1,951,160
Symantec Corp.	79,452	1,873,478
Tenet Healthcare Corp. (a)	214,517	9,035,456
Textron, Inc.	209,130	7,687,619
Thermo Fisher Scientific, Inc.	257,702	28,695,118
TIBCO Software, Inc. (a)	821,505	18,467,432
Time Warner Cable, Inc.	19,132	2,592,386
Torchmark Corp.	28,513	2,228,291
The Travelers Cos., Inc. (c)	245,798	22,254,551
TRW Automotive Holdings Corp. (a)	153,106	11,389,555
Twitter, Inc. (a)	204,496	13,016,170
Twitter, Inc. (Acquired 11/14/13, cost $21,992,900) (d)	1,294,910	74,178,919
U.S. Bancorp	478,719	19,340,248
Union Pacific Corp.	291,533	48,977,544

Common Stocks		Shares	Value
United States (concluded)
United Continental Holdings, Inc. (a)		1,149,543	$43,487,212
United Parcel Service, Inc., Class B		190,389	20,006,076
United Technologies Corp.		586,722	66,768,964
UnitedHealth Group, Inc.		595,447	44,837,159
Universal Health Services, Inc., Class B		391,261	31,793,869
Unum Group		65,333	2,291,882
Valero Energy Corp.		58,472	2,946,989
Valmont Industries, Inc.		12,885	1,921,411
Veeva Systems, Inc. (a)		280,501	9,004,082
Verizon Communications, Inc.		813,725	39,986,447
Vertex Pharmaceuticals, Inc. (a)		119,670	8,891,481
Viacom, Inc., Class B		25,416	2,219,833
Visa, Inc., Class A		391,556	87,191,690
VMware, Inc., Class A (a)(b)		176,549	15,838,211
Wal-Mart Stores, Inc.		330,190	25,982,651
Waters Corp. (a)		128,869	12,886,900
WellPoint, Inc.		24,067	2,223,550
Wells Fargo & Co.		1,674,450	76,020,030
Western Digital Corp.		40,009	3,356,755
Whiting Petroleum Corp. (a)		129,800	8,030,726
Williams-Sonoma, Inc. (c)		120,503	7,022,915
Wyndham Worldwide Corp.		32,207	2,373,334

			4,213,634,078

Total Common Stocks – 65.8%			8,330,021,943

	Par
Corporate Bonds	(000)
Argentina – 0.1%
Empresa Distribuidora Y Comercializadora Norte, 9.75%, 10/25/22 (e)	USD	1,027	695,792
YPF SA, 8.88%, 12/19/18 (e)		8,746	9,073,975

			9,769,767

Australia – 0.2%
FMG Resources August 2006 Property Ltd.:
6.00%, 4/01/17 (e)		4,019	4,270,187
8.25%, 11/01/19 (e)		1,953	2,192,242
6.88%, 4/01/22 (e)		1,964	2,140,760
TFS Corp. Ltd., 11.00%, 7/15/18 (e)		11,340	10,773,000

			19,376,189

Belgium – 0.0%
Anheuser-Busch InBev Worldwide, Inc., 1.38%, 7/15/17		4,607	4,597,325

Brazil – 0.4%
Banco Bradesco SA/Cayman Islands, 4.50%, 1/12/17 (e)		7,440	7,867,800
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (e)		4,050	4,151,250
Odebrecht Finance Ltd., 5.13%, 6/26/22 (e)		3,097	3,031,189
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/22 (e)		8,994	9,205,688
OGX Austria GmbH, 8.50%, 6/01/18 (a)(e)(f)		27,837	2,226,960
Petrobras Global Finance BV:
2.00%, 5/20/16		3,813	3,809,984
2.38%, 1/15/19 (g)		18,724	18,349,520

			48,642,391

Canada – 0.0%
Viterra, Inc., 5.95%, 8/01/20 (e)		2,866	3,043,970

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	9

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)		Value
Chile – 0.2%
Banco Del Estado De Chile/New York, 2.03%, 4/25/15	USD	7,750	$7,872,039
Banco Santander Chile, 2.12%, 6/07/18 (e)(g)		8,563	8,588,689
Inversiones Alsacia SA, 8.00%, 8/18/18 (e)		7,842	5,685,467

			22,146,195

China – 0.0%
Celestial Nutrifoods Ltd., 0.00%, 6/12/11 (a)(f)(h)	SGD	11,400	90,336
China Milk Products Group Ltd., 0.00%, 1/05/12 (a)(f)	USD	4,800	480,000
FU JI Food and Catering Services Holdings Ltd., 0.00%, 10/18/10 (a)(f)(h)	CNY	13,100	—
SINA Corp., 1.00%, 12/01/18 (e)(h)	USD	3,931	3,992,422

			4,562,758

Colombia – 0.0%
Colombia Telecomunicaciones SA ESP, 5.38%, 9/27/22 (e)		3,261	3,049,035

France – 0.2%
BNP Paribas SA, 2.40%, 12/12/18		19,664	19,658,087

Germany – 0.3%
Daimler Finance North America LLC:
0.84%, 1/09/15 (e)(g)		9,513	9,544,850
1.30%, 7/31/15 (e)		1,808	1,818,608
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (e)		2,964	2,875,080
Volkswagen International Finance NV, 5.50%, 11/09/15 (e)(h)	EUR	14,100	23,994,635

			38,233,173

Hong Kong – 0.1%
Hutchison Whampoa International 11 Ltd., 3.50%, 1/13/17 (e)	USD	6,439	6,720,178
Sun Hung Kai Properties Capital Market Ltd., 4.50%, 2/14/22		4,661	4,677,859
Wharf Finance 2014 Ltd., 2.30%, 6/07/14 (h)	HKD	46,000	5,947,023

			17,345,060

India – 0.2%
REI Agro Ltd.:
5.50%, 11/13/14 (h)	USD	2,550	1,459,875
5.50%, 11/13/14 (e)(h)		6,845	3,918,762
Reliance Holdings USA, Inc.:
4.50%, 10/19/20 (e)		4,846	4,788,279
5.40%, 2/14/22 (e)		1,995	2,017,627
Suzlon Energy Ltd.:
0.00%, 10/11/12 (a)(f)		5,772	3,578,640
0.00%, 7/25/14 (h)(i)		7,667	4,446,860

			20,210,043

Indonesia – 0.0%
Bumi Investment Property Ltd.:
10.75%, 10/06/17		550	374,000
10.75%, 10/06/17 (e)		4,406	2,996,080

			3,370,080

Italy – 0.2%
Intesa Sanpaolo SpA:
3.13%, 1/15/16		9,725	9,910,378
3.88%, 1/16/18		3,592	3,678,140
Telecom Italia Finance SA, 6.13%, 11/15/16	EUR	9,000	12,917,458

			26,505,976

Luxembourg – 0.1%
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (e)		1,678	2,579,674
Intelsat Jackson Holdings SA, 7.50%, 4/01/21	USD	8,048	8,872,920

	Par
Corporate Bonds	(000)		Value
Luxembourg (concluded)
Matterhorn Mobile SA, 6.75%, 5/15/19 (e)	CHF	1,000	$1,216,300
Numericable Finance & Co. SCA, 12.38%, 2/15/19 (e)	EUR	673	1,129,117

			13,798,011

Netherlands – 0.2%
Bio City Development Co. BV, 8.00%, 7/06/18 (e)(f)(h)	USD	23,800	20,230,000
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 3.95%, 11/09/22	USD	3,468	3,360,457
Ziggo BV, 3.63%, 3/27/20 (e)	EUR	2,572	3,538,313

			27,128,770

Russia – 0.0%
Vnesheconombank Via VEB Finance PLC, 6.03%, 7/05/22 (e)	USD	3,200	3,264,000

Singapore – 0.4%
CapitaLand Ltd.:
2.10%, 11/15/16 (h)	SGD	13,500	10,644,241
2.95%, 6/20/22 (h)		27,000	21,261,738
1.95%, 10/17/23 (e)(h)		11,000	8,705,773
Olam International Ltd., 6.00%, 10/15/16 (h)	USD	10,100	9,973,750

			50,585,502

South Korea – 0.1%
Export-Import Bank of Korea, 1.25%, 11/20/15	USD	4,314	4,327,296
Hyundai Capital America, 2.13%, 10/02/17 (e)		3,893	3,866,384
Zeus Cayman II, 0.00%, 8/18/16 (h)(i)	JPY	222,000	3,672,771

			11,866,451

Spain – 0.1%
Nara Cable Funding Ltd.:
8.88%, 12/01/18 (e)	EUR	6,140	9,157,038
8.88%, 12/01/18 (e)	USD	2,565	2,731,725
8.88%, 12/01/18 (e)		1,338	1,438,350
Ono Finance II PLC, 10.88%, 7/15/19 (e)		1,039	1,137,705

			14,464,818

Sweden – 0.1%
Nordea Bank AB, 3.13%, 3/20/17 (e)		6,312	6,600,338

Switzerland – 0.0%
UBS AG, 5.88%, 12/20/17		3,104	3,561,921

United Arab Emirates – 0.3%
Dana Gas Sukuk Ltd.:
7.00%, 10/31/17 (e)		21,665	21,231,406
9.00%, 10/31/17 (e)		21,252	20,614,537

			41,845,943

United Kingdom – 0.5%
BAT International Finance PLC, 2.13%, 6/07/17 (e)		6,350	6,421,203
Delta Topco Ltd., 10.00%, 11/24/60		12,379	12,271,008
Essar Energy PLC, 4.25%, 2/01/16 (e)		7,700	5,794,250
Lloyds Bank PLC, 2.30%, 11/27/18		2,495	2,488,528
Lloyds TSB Bank PLC, 13.00% (g)(j)	GBP	11,674	30,708,332

			57,683,321

United States – 3.0%
Ally Financial, Inc.:
4.50%, 2/11/14	USD	4,460	4,476,725
3.50%, 7/18/16		6,550	6,758,578
2.75%, 1/30/17		9,841	9,877,904
Apple Inc., 1.00%, 5/03/18		15,220	14,716,933
AT&T Inc., 2.35%, 11/27/18		16,609	16,623,251

See Notes to Consolidated Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
United States (concluded)
Bank of America Corp.:
1.35%, 11/21/16	USD	5,386	$5,383,781
2.00%, 1/11/18		9,021	9,004,997
1.32%, 3/22/18 (g)		4,827	4,891,103
BioMarin Pharmaceutical, Inc.:
0.75%, 10/15/18 (h)		2,364	2,504,363
1.50%, 10/15/20 (h)		2,364	2,528,003
Brookdale Senior Living, Inc., 2.75%, 6/15/18 (h)		1,330	1,579,375
Building Materials Corp. of America, 6.88%, 8/15/18 (e)		2,035	2,162,187
Cablevision Systems Corp., 5.88%, 9/15/22		4,090	3,916,175
Capital One Bank USA NA, 2.15%, 11/21/18		7,125	7,086,881
CIT Group, Inc., 4.75%, 2/15/15 (e)		7,133	7,391,571
Cobalt International Energy, Inc., 2.63%, 12/01/19 (h)		15,242	13,479,644
CONSOL Energy, Inc., 8.00%, 4/01/17		9,989	10,525,909
Cricket Communications, Inc., 7.75%, 10/15/20		5,002	5,702,280
Crown Cork & Seal Co., Inc., 7.50%, 12/15/96		375	346,875
Cubist Pharmaceuticals, Inc., 2.50%, 11/01/17 (h)		4,222	10,270,015
DaVita HealthCare Partners, Inc., 6.38%, 11/01/18		1,781	1,870,050
Ford Motor Credit Co. LLC:
1.49%, 5/09/16 (g)		548	556,041
2.38%, 1/16/18		6,810	6,877,828
Forest City Enterprises, Inc., 4.25%, 8/15/18 (h)		6,874	7,647,325
General Electric Capital Corp.:
Series B, 6.25% (g)(j)		9,500	9,808,750
5.55%, 5/04/20		4,608	5,302,550
Gilead Sciences, Inc., Series D, 1.63%, 5/01/16 (h)		11,653	38,433,051
HSBC USA, Inc., 1.63%, 1/16/18		6,920	6,823,514
Hughes Satellite Systems Corp., 7.63%, 6/15/21		1,792	1,998,080
International Paper Co., 7.95%, 6/15/18		4,908	5,961,708
JPMorgan Chase & Co., 6.13%, 6/27/17		4,851	5,509,853
Merrill Lynch & Co., Inc., 6.88%, 4/25/18		6,052	7,155,691
Morgan Stanley, 7.30%, 5/13/19		3,953	4,800,555
Mylan, Inc.:
3.75%, 9/15/15 (h)		8,058	26,420,167
2.55%, 3/28/19		5,248	5,195,625
Phibro Animal Health Corp., 9.25%, 7/01/18 (e)		694	739,110
Sabine Pass Liquefaction LLC, 5.63%, 4/15/23 (e)		4,617	4,316,895
Salesforce.com, Inc., 0.25%, 4/01/18 (e)(h)		13,394	14,557,604
SanDisk Corp., 0.50%, 10/15/20 (e)(h)		1,973	1,953,270
SunGard Data Systems, Inc., 7.38%, 11/15/18		5,578	5,905,707
Take-Two Interactive Software, Inc., 1.75%, 12/01/16 (h)		9,935	11,462,506
Texas Industries, Inc., 9.25%, 8/15/20		4,017	4,473,934
Verizon Communications, Inc., 1.99%, 9/14/18 (g)		52,998	55,727,291
Xerox Corp., 6.35%, 5/15/18		3,932	4,493,804

			377,217,459

Total Corporate Bonds – 6.7%			848,526,583

Floating Rate Loan Interests (g)	Par (000)		Value
Canada – 0.0%
Essar Steel Algoma, Inc. (FKA Algoma Steel, Inc.), Term Loan, 9.25%, 9/19/14	USD	3,671	$3,689,446

Chile – 0.0%
GNL Quintero, Tranche B Facility, 1.25%, 7/20/23		7,330	6,127,531

Germany – 0.1%
Deutsche Raststätten Gruppe III GmbH:
Facility A (EURO), 3.50%, 12/04/18	EUR	5,982	8,222,307
Facility B (EURO), 3.75%, 12/04/19		2,412	3,339,868

			11,562,175

Netherlands – 0.1%
Constellium Holdco BV (Constellium France SAS):
Initial Dollar Term Loan, 6.00%, 3/25/20	USD	3,162	3,236,799
Initial Euro Term Loan, 6.50%, 3/25/20	EUR	3,162	4,409,938

			7,646,737

United Kingdom – 0.2%
Delta Debtco Ltd., Term Loan, 9.25%, 10/17/19	USD	19,179	19,970,134

United States – 0.8%
Cricket Communications, Inc., C Term Loan, 4.75%, 3/08/20		7,890	7,916,625
Drillships Financing Holding, Inc.:
Tranche B-1 Term Loan, 6.00%, 3/31/21		6,348	6,475,323
Tranche B-2 Term Loan, 5.50%, 7/15/16		3,174	3,215,189
Fieldwood Energy LLC, Closing Date Loan (Second Lien), 8.38%, 9/30/20		8,842	9,018,636
Hilton Worldwide Finance LLC, Initial Term Loan, 3.75%, 10/26/20		31,699	31,936,690
Obsidian Natural Gas Trust, Loan, 7.00%, 11/02/15		6,407	6,470,971
Sheridan Investment Partners II LP, Senior Secured Term Loan, 3.50%, 12/16/20		13,517	13,568,157
Sheridan Production Partners II-A LP, Senior Secured Term Loan, 3.50%, 12/16/20		1,880	1,887,451
Sheridan Production Partners II-M LP, Senior Secured Term Loan, 3.50%, 12/16/20		701	703,897
Univision Communications, Inc., 2013 New First-Lien Term Loan, 4.50%, 3/01/20		12,575	12,642,377
Valeant Pharmaceuticals International, Inc., Series E Tranche B Term Loan, 4.50%, 8/05/20		8,679	8,731,836

			102,567,152

Total Floating Rate Loan Interests – 1.2%			151,563,175

Foreign Government Obligations
Australia – 1.0%
Commonwealth of Australia, 5.50%, 4/21/23	AUD	66,591	65,686,630
Queensland Treasury Corp.:
6.00%, 9/14/17		46,860	45,732,088
6.00%, 6/14/21		19,934	19,799,902

			131,218,620

Brazil – 0.8%
Brazil Notas do Tesouro Nacional:
Series B, 6.00%, 8/15/22	BRL	29,101	29,061,960
Series F, 10.00%, 1/01/23		137,786	49,326,483
Series B, 6.00%, 8/15/24		15,524	15,428,537
Federative Republic of Brazil, 5.88%, 1/15/19		1,956	2,190,720

			96,007,700

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	11

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Foreign Government Obligations	Par (000)		Value
Canada – 0.3%
Canadian Government Bond:
4.00%, 6/01/16	CAD	11,606	$11,662,268
1.50%, 3/01/17		19,169	18,113,690
3.50%, 6/01/20		14,061	14,232,154

			44,008,112

Germany – 1.7%
Bundesrepublik Deutschland:
4.25%, 7/04/17	EUR	76,001	118,022,275
3.50%, 7/04/19		59,797	92,931,652

			210,953,927

Malaysia – 0.2%
Federation of Malaysia, 5.09%, 4/30/14	MYR	63,726	19,583,872

Mexico – 0.1%
United Mexican States, 5.95%, 3/19/19	USD	5,234	6,045,270

Netherlands – 0.1%
Kingdom of the Netherlands, 1.00%, 2/24/17 (e)		12,526	12,532,864

Turkey – 0.0%
Republic of Turkey, 6.75%, 4/03/18		2,827	3,070,122

United Kingdom – 1.1%
United Kingdom Gilt, 1.25%, 7/22/18	GBP	86,831	139,827,614

Total Foreign Government Obligations – 5.3%			663,248,101

Investment Companies		Shares
ETFS Gold Trust (a)		256,340	30,340,402
ETFS Palladium Trust (a)		91,845	6,411,699
ETFS Platinum Trust (a)		77,539	10,381,697
iShares Gold Trust (a)(k)		2,310,427	26,985,787
Market Vectors Gold Miners ETF		1,041,795	22,002,710
SPDR Gold Trust		432,709	50,267,805

Total Investment Companies – 1.2%			146,390,100

Preferred Securities

Capital Trusts	Par (000)
Germany – 0.0%
Deutsche Bank Capital Funding Trust VII, 5.63% (e)(g)(j)	USD	1,464	1,507,920

Switzerland – 0.1%
Credit Suisse Group Guernsey I Ltd., 7.88%, 2/24/41 (g)		6,357	6,913,237

United States – 0.2%
Citigroup, Inc., 5.95% (g)(j)		4,748	4,393,562
General Electric Capital Corp., 6.38%, 11/15/67 (g)		1,959	2,125,515
JPMorgan Chase & Co., Series Q, 5.15% (g)(j)		12,470	11,191,825
NBCUniversal Enterprise, Inc., 5.25% (e)(j)		6,000	5,940,000
USB Capital IX, 3.50% (g)(j)		9,383	7,271,825

			30,922,727

Total Capital Trusts – 0.3%			39,343,884

Preferred Stocks		Shares	Value
United Kingdom – 0.1%
HSBC Holdings PLC, Series 2, 8.00%		269,500	$7,260,330
Royal Bank of Scotland Group PLC:
Series M, 6.40%		168,525	3,522,173
Series Q, 6.75%		91,325	1,979,013
Series T, 7.25%		250,583	6,013,992

			18,775,508

United States – 0.6%
Cliffs Natural Resources, Inc., 7.00% (h)		249,990	5,739,770
Crown Castle International Corp., 4.50% (a)		104,224	10,426,569
Fannie Mae, Series S, 8.25% (b)(g)		790,114	6,913,497
Health Care REIT, Inc., Series I, 6.50% (h)		132,093	6,771,087
NextEra Energy, Inc., 5.60% (h)		168,146	9,584,322
PPL Corp., 8.75% (h)		133,034	7,034,838
Stanley Black & Decker, Inc., 6.25%		34,267	3,536,354
United Technologies Corp., 7.50% (h)		89,362	5,850,530
US Bancorp:
Series F, 6.50% (g)		241,374	6,348,136
Series G, 6.00% (g)		125,469	3,434,087
Wells Fargo & Co., Series L, 7.50% (h)		4,440	4,906,200

			70,545,390

Total Preferred Stocks – 0.7%			89,320,898

Trust Preferreds
Netherlands – 0.0%
RBS Capital Funding Trust VII, Series G, 6.08% (j)		223,721	4,693,667

United States – 0.3%
Citigroup Capital XIII, 7.88%, 10/30/40 (g)		441,422	12,028,750
Continental Airlines Finance Trust II, 6.00%, 11/15/30 (h)		21,250	1,023,984
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (g)		580,751	15,529,282
Omnicare Capital Trust II, Series B, 4.00%, 6/15/33 (h)		92,281	6,849,096

			35,431,112

Total Trust Preferreds – 0.3%			40,124,779

Total Preferred Securities – 1.3%			168,789,561

U.S. Treasury Obligations	Par (000)
U.S. Treasury Notes:
0.25%, 3/31/15	USD	65,888	65,923,540
2.25%, 3/31/16 (l)		86,529	89,983,619
0.63%, 9/30/17 (m)		53,044	51,941,791
1.00%, 5/31/18		100,668	98,465,692
1.38%, 7/31/18-9/30/18		127,641	126,402,509
1.25%, 10/31/18-11/30/18		223,033	218,541,540
1.50%, 12/31/18		52,528	51,937,258
2.00%, 11/15/21		15,998	15,269,530
1.75%, 5/15/22		19,258	17,807,549
2.50%, 8/15/23		52,010	49,945,635
2.75%, 11/15/23		13,136	12,850,895

Total U.S. Treasury Obligations – 6.3%			799,069,558

See Notes to Consolidated Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Warrants (n)		Shares	Value
Australia – 0.0%
TFS Corp. Ltd. (Issued/exercisable 8/01/11, 1 Share for 1 warrant, Expires 7/15/18, Strike Price AUD 1.28)		4,195,800	$1,121,579

Total Warrants – 0.0%			1,121,579

Total Long-Term Investments (Cost – $9,297,772,441) – 87.8%			11,108,730,600

Short-Term Securities

Foreign Agency Obligations (o)	Par (000)
Japan Treasury Discount Bills:
0.09%, 2/10/14	JPY	3,430,000	32,568,813
0.10%, 3/17/14		2,620,000	24,876,142
0.14%, 1/27/14		3,910,000	37,127,216
0.24%, 1/15/14		1,180,000	11,204,823
Mexico Cetes:
2.12%, 1/09/14	MXN	157,000	12,015,163
3.07%, 2/06/14		175,502	13,398,183
3.29%, 3/20/14		261,820	19,895,432
3.33%, 4/03/14		196,410	14,910,552
3.36%, 5/29/14		65,662	4,956,655
3.49%, 5/15/14		104,732	7,917,333
3.57%, 4/30/14		261,842	19,824,326

Total Foreign Agency Obligations – 1.6%			198,694,638

Money Market Funds		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (k)(p)		539,525	539,525

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (k)(p)(q)	USD	65,845	65,844,802

Total Money Market Funds – 0.5%			66,384,327

Time Deposits	Par (000)
Australia – 0.0%
JPMorgan Chase Bank N.A., 1.39%, 1/01/14	AUD	585	522,067

Canada – 0.0%
Brown Brothers Harriman & Co., 0.21%, 1/01/14	CAD	121	114,167

Time Deposits	Par (000)		Value
Europe – 0.0%
Citibank N.A., 0.08%, 1/01/14	EUR	1,257	$1,729,565

Hong Kong – 0.0%
Brown Brothers Harriman & Co., 0.01%, 1/01/14	HKD	3,682	474,797

Singapore – 0.0%
Brown Brothers Harriman & Co., 0.01%, 1/01/14	SGD	430	340,725

United Kingdom – 0.0%
Citibank N.A., 0.05%, 1/01/14	GBP	128	212,126

Total Time Deposits – 0.0%			3,393,447

U.S. Treasury Obligations
U.S. Treasury Bills (o):
0.02%, 1/02/14-2/06/14	USD	115,300	115,298,094
0.04%, 1/09/14		305,610	305,607,756
0.03%, 1/16/14		116,100	116,097,887
0.06%, 2/06/14-5/29/14		491,000	490,939,936
0.01%, 2/13/14		38,900	38,899,095
0.07%, 2/13/14-5/08/14		102,600	102,585,665
0.08%, 4/03/14-5/08/14		43,200	43,193,366
0.09%, 4/17/14-6/19/14		52,500	52,481,473
0.05%, 5/22/14		100,000	99,976,700

Total U.S. Treasury Obligations – 10.8%			1,365,079,972

Total Short-Term Securities (Cost – $1,639,992,352) – 12.9%			1,633,552,384

Options Purchased
(Cost – $96,652,924) – 0.5%			67,113,486

Total Investments Before Options Written (Cost – $11,034,417,717) – 101.2%			12,809,396,470

Options Written
(Premiums Received – $21,526,702) – (0.2)%			(29,374,726)

Total Investments Net of Options Written – 101.0%			12,780,021,744
Liabilities in Excess of Other Assets – (1.0)%			(123,171,486)

Net Assets – 100.0%			$12,656,850,258

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	All or a portion of security has been segregated as collateral in connection with outstanding options written.
(d)	Restricted security as to resale. As of report date, the Fund held 0.1% of its net assets, with a current value of $74,178,919 and an original cost of $21,992,900, in this security.
(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(f)	Issuer filed for bankruptcy and/or is in default of interest payments.
(g)	Variable rate security. Rate shown is as of report date.
(h)	Convertible security.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	13

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

(i)	Zero-coupon bond.
(j)	Security is perpetual in nature and has no stated maturity date.
(k)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2012	Shares/Beneficial Interest Purchased		Shares/Beneficial Interest Sold		Shares/Beneficial Interest Held at December 31, 2013	Value at December 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	539,525	[1]	—		539,525	$539,525	$1,153
BlackRock Liquidity Series LLC,
Money Market Series	$72,374,364	—		$6,529,562	[2]	$65,844,802	$65,844,802	$467,333
iShares Gold Trust	2,310,427	—		—		2,310,427	$26,985,787	—

[1]	Represents net shares purchased.
[2]	Represents net beneficial interest sold.
(l)	All or a portion of security has been pledged in connection with outstanding financial futures contracts.
(m)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.
(n)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.
(o)	Rates shown are discount rates or a range of discount rates at the time of purchase.
(p)	Represents the current yield as of report date.
(q)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Financial futures contracts outstanding as of December 31, 2013 were as follows:

Contracts Purchased/(Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
43	CAC 40 Index	NYSE Liffe	January 2014	USD	2,542,791	$111,706
(2,371)	E-Mini S&P 500 Futures	Chicago Mercantile	March 2014	USD	218,250,550	(4,814,006)
(4,292)	EURO STOXX 50 Index	Eurex	March 2014	USD	183,512,670	(6,254,513)
(192)	FTSE 100 Index	NYSE Liffe	March 2014	USD	21,294,295	(355,264)
(3,192)	MSCI Emerging Markets E-Mini Index	NYSE Liffe	March 2014	USD	162,281,280	(4,410,922)
(626)	Nikkei 225 Index	Chicago Mercantile	March 2014	USD	48,565,379	(945,594)

Total						$(16,668,593)

•	Foreign currency exchange contracts outstanding as of December 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	276	USD	381	Brown Brothers Harriman & Co.	1/02/14	—
EUR	3,445,898	USD	4,761,198	Credit Suisse International	1/02/14	$(20,658)
GBP	393,780	USD	650,626	Goldman Sachs International	1/02/14	1,456
HKD	1,323,857	USD	170,722	Goldman Sachs International	1/02/14	3
NOK	9,408,691	USD	1,529,953	Goldman Sachs International	1/02/14	21,280
SEK	10,923,510	USD	1,664,086	Goldman Sachs International	1/02/14	34,261
USD	521,022	AUD	584,688	Brown Brothers Harriman & Co.	1/02/14	(1,045)
USD	477,929	BRL	1,121,937	Brown Brothers Harriman & Co.	1/02/14	2,629
USD	72,061	CAD	76,705	Goldman Sachs International	1/02/14	(149)
USD	768,946	EUR	557,235	Goldman Sachs International	1/02/14	2,354
USD	211,562	GBP	128,099	Goldman Sachs International	1/02/14	(565)
USD	474,767	HKD	3,681,720	Citibank N.A.	1/02/14	(31)
USD	28,794	MXN	376,099	Brown Brothers Harriman & Co.	1/02/14	(12)
USD	339,294	SGD	429,977	Brown Brothers Harriman & Co.	1/02/14	(1,430)
USD	417,307	SGD	528,887	UBS AG	1/02/14	(1,796)
CAD	1,309,168	USD	1,232,117	Brown Brothers Harriman & Co.	1/03/14	42
EUR	2,011,100	USD	2,770,089	Brown Brothers Harriman & Co.	1/03/14	1,090
EUR	2,406,050	USD	3,288,813	Brown Brothers Harriman & Co.	1/03/14	21,202

See Notes to Consolidated Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

•	Foreign currency exchange contracts outstanding as of December 31, 2013 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	1,424,859	USD	2,356,004	Brown Brothers Harriman & Co.	1/03/14	$3,933
HKD	4,150,994	USD	535,336	HSBC Bank USA N.A.	1/03/14	17
NOK	7,684,672	USD	1,266,180	Goldman Sachs International	1/03/14	810
SEK	6,424,133	USD	1,000,935	Credit Suisse International	1/03/14	(2,135)
USD	209,983	SGD	265,368	Goldman Sachs International	1/03/14	(193)
JPY	504,171,084	USD	4,803,002	Brown Brothers Harriman & Co.	1/06/14	(15,507)
NOK	3,341,299	USD	549,475	Brown Brothers Harriman & Co.	1/06/14	1,272
USD	1,519,012	JPY	159,661,573	UBS AG	1/06/14	2,902
SEK	8,991,722	USD	1,397,509	Citibank N.A.	1/07/14	2,504
USD	8,295,985	EUR	6,175,438	BNP Paribas S.A.	1/09/14	(199,544)
USD	26,020,882	JPY	2,590,743,069	Bank of America N.A.	1/09/14	1,418,691
USD	27,304,974	JPY	2,719,984,940	Goldman Sachs Bank USA	1/09/14	1,475,477
USD	12,235,133	MXN	157,000,000	UBS AG	1/09/14	219,802
EUR	2,548,100	USD	3,426,642	Brown Brothers Harriman & Co.	1/13/14	78,761
USD	12,077,789	JPY	1,180,000,000	UBS AG	1/15/14	871,956
USD	25,152,426	JPY	2,574,687,871	BNP Paribas S.A.	1/16/14	701,864
USD	13,812,549	JPY	1,414,405,038	Credit Suisse International	1/16/14	380,631
USD	23,134,306	EUR	17,048,000	Barclays Bank PLC	1/17/14	(318,439)
USD	24,443,250	JPY	2,498,173,500	Credit Suisse International	1/17/14	719,192
USD	24,743,332	JPY	2,525,180,795	Goldman Sachs International	1/17/14	762,798
USD	21,775,186	JPY	2,180,118,600	Barclays Bank PLC	1/23/14	1,070,951
USD	8,724,000	JPY	886,947,270	UBS AG	1/23/14	300,805
AUD	24,061,000	USD	21,369,537	Morgan Stanley Capital Services LLC	1/24/14	79,695
USD	22,459,019	AUD	24,061,000	Morgan Stanley Capital Services LLC	1/24/14	1,009,787
USD	11,555,175	EUR	8,540,000	Deutsche Bank AG	1/24/14	(193,152)
USD	48,286,977	GBP	29,923,700	Deutsche Bank AG	1/24/14	(1,257,229)
USD	39,637,484	JPY	3,910,000,000	UBS AG	1/27/14	2,504,120
USD	12,512,418	BRL	29,213,994	Deutsche Bank AG	1/30/14	226,274
USD	29,364,031	EUR	21,342,000	Morgan Stanley Capital Services LLC	1/30/14	4,340
USD	17,495,271	JPY	1,796,764,307	UBS AG	1/30/14	431,107
EUR	21,515,700	JPY	3,043,180,608	Barclays Bank PLC	1/31/14	696,915
USD	11,620,898	BRL	27,699,572	Morgan Stanley Capital Services LLC	1/31/14	(25,611)
USD	35,563,583	JPY	3,635,700,617	Goldman Sachs International	1/31/14	1,034,573
USD	18,389,918	EUR	13,357,000	Credit Suisse International	2/06/14	15,040
USD	12,251,740	EUR	8,900,000	Deutsche Bank AG	2/06/14	8,241
USD	30,646,351	EUR	22,264,000	UBS AG	2/06/14	18,345
USD	26,374,451	JPY	2,706,651,612	Bank of America N.A.	2/06/14	668,067
USD	12,885,420	MXN	175,502,000	UBS AG	2/06/14	(514,679)
USD	52,421,057	JPY	5,409,800,708	Morgan Stanley Capital Services LLC	2/07/14	1,041,306
USD	34,822,335	JPY	3,430,000,000	Deutsche Bank AG	2/10/14	2,245,330
USD	25,451,225	JPY	2,620,000,000	Morgan Stanley Capital Services LLC	3/17/14	562,709
USD	5,049,360	MXN	65,470,000	Credit Suisse International	3/20/14	66,567
USD	15,056,592	MXN	196,350,000	Credit Suisse International	3/20/14	112,780
USD	15,132,207	MXN	196,410,000	Credit Suisse International	4/03/14	200,448
USD	7,046,441	MXN	91,660,100	Credit Suisse International	4/30/14	92,835
USD	12,980,600	MXN	170,182,160	Morgan Stanley Capital Services LLC	4/30/14	70,079
USD	8,008,632	MXN	104,732,080	Morgan Stanley Capital Services LLC	5/15/14	72,653
USD	5,006,870	MXN	65,662,100	UBS AG	5/29/14	36,817

Total						$16,742,536

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	15

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

•	Exchange-traded options purchased as of December 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Barrick Gold Corp.	Call	USD	80.00	1/18/14	32,487	$32,487
Goldcorp, Inc.	Call	USD	80.00	1/18/14	20,313	20,313
Newmont Mining Corp.	Call	USD	90.00	1/18/14	25,990	25,990
Anadarko Petroleum Corp.	Call	USD	97.50	2/22/14	1,946	23,352
Freeport-McMoRan Copper & Gold, Inc.	Call	USD	34.00	2/22/14	4,036	1,553,860
MetLife, Inc.	Call	USD	50.00	1/17/15	1,146	839,445
Prudential Financial, Inc.	Call	USD	82.50	1/17/15	750	1,080,000
Cubist Pharmaceuticals, Inc.	Put	USD	55.00	1/18/14	1,290	12,900
S&P 500 Index	Put	USD	1,720.00	1/18/14	1,050	173,250
S&P 500 Index	Put	USD	1,740.00	1/18/14	347	70,268

Total						$3,831,865

•	OTC options purchased as of December 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Activision Blizzard, Inc.	Goldman Sachs International	Call	USD	20.00	1/17/14	789,528	$12,956
Agnico-Eagle Mines Ltd.	Deutsche Bank AG	Call	USD	85.00	1/17/14	590,560	6
Alcoa, Inc.	Goldman Sachs International	Call	USD	15.00	1/17/14	1,426,244	5,520
AngloGold Ashanti Ltd.	Deutsche Bank AG	Call	USD	65.00	1/17/14	700,319	—
Autozone, Inc.	Goldman Sachs International	Call	USD	550.00	1/17/14	59,851	2,028
Broadcom Corp.	Goldman Sachs International	Call	USD	55.00	1/17/14	764,059	—
Caterpillar, Inc.	Goldman Sachs International	Call	USD	135.00	1/17/14	827,731	3,286
Coeur Dalene Mines Corp.	Deutsche Bank AG	Call	USD	40.00	1/17/14	280,191	—
Corning, Inc.	Goldman Sachs International	Call	USD	20.00	1/17/14	984,111	35,271
Eldorado Gold Corp.	Deutsche Bank AG	Call	USD	25.00	1/17/14	831,482	—
EMC Corp.	Goldman Sachs International	Call	USD	40.00	1/17/14	2,228,507	22
Endeavour Silver Corp.	Deutsche Bank AG	Call	USD	20.00	1/17/14	222,638	—
First Majestic Silver Corp.	Deutsche Bank AG	Call	USD	35.00	1/17/14	140,675	—
Freeport-McMoRan Copper & Gold, Inc.	Goldman Sachs International	Call	USD	64.00	1/17/14	1,719,134	—
General Electric Co.	Goldman Sachs International	Call	USD	35.00	1/17/14	3,183,581	10,888
Gold Fields Ltd.	Deutsche Bank AG	Call	USD	22.00	1/17/14	1,718,964	—
Halliburton Co.	Goldman Sachs International	Call	USD	55.00	1/17/14	327,405	27,306
Harmony Gold Mining Co. Ltd.	Deutsche Bank AG	Call	USD	15.00	1/17/14	438,425	—
Hewlett-Packard Co.	Goldman Sachs International	Call	USD	30.00	1/17/14	2,012,052	231,688
IAMGOLD Corp.	Deutsche Bank AG	Call	USD	30.00	1/17/14	739,472	—
Intel Corp.	Goldman Sachs International	Call	USD	40.00	1/17/14	3,183,581	12,225
International Business Machines Co.	Goldman Sachs International	Call	USD	295.00	1/17/14	331,092	2,506
J.C. Penney Co., Inc.	Goldman Sachs International	Call	USD	55.00	1/17/14	891,403	—
Kinross Gold Corp.	Deutsche Bank AG	Call	USD	20.00	1/17/14	3,183,267	—
Marvell Technology Group Ltd.	Goldman Sachs International	Call	USD	20.00	1/17/14	1,846,477	18
McDonald’s Corp.	Goldman Sachs International	Call	USD	135.00	1/17/14	573,045	3,977
Monster Beverage Corp.	Goldman Sachs International	Call	USD	105.00	1/17/14	445,701	4
NetApp, Inc.	Goldman Sachs International	Call	USD	60.00	1/17/14	1,044,215	8,343
New Gold, Inc.	Deutsche Bank AG	Call	USD	22.00	1/17/14	471,633	—

See Notes to Consolidated Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

•	OTC options purchased as of December 31, 2013 were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Novagold Resources, Inc.	Deutsche Bank AG	Call	USD	12.00	1/17/14	435,839	—
Pan American Silver Corp.	Deutsche Bank AG	Call	USD	50.00	1/17/14	795,205	—
QUALCOMM, Inc.	Goldman Sachs International	Call	USD	95.00	1/17/14	1,273,432	$10,429
Randgold Resources Ltd.	Deutsche Bank AG	Call	USD	165.00	1/17/14	107,340	—
Royal Gold, Inc.	Deutsche Bank AG	Call	USD	125.00	1/17/14	105,773	1
Seabridge Gold, Inc.	Deutsche Bank AG	Call	USD	30.00	1/17/14	69,650	—
Silver Standard Resources, Inc.	Deutsche Bank AG	Call	USD	30.00	1/17/14	194,689	—
Silver Wheaton Corp.	Deutsche Bank AG	Call	USD	55.00	1/17/14	798,592	8
Silvercorp Metals, Inc.	Deutsche Bank AG	Call	USD	15.00	1/17/14	454,150	—
Staples, Inc.	Goldman Sachs International	Call	USD	20.00	1/17/14	2,347,653	11,832
Starwood Hotels & Resort Worldwide, Inc.	Goldman Sachs International	Call	USD	85.00	1/17/14	191,015	18,939
Stillwater Mining Co.	Deutsche Bank AG	Call	USD	25.00	1/17/14	509,322	—
United Technologies Corp.	Goldman Sachs International	Call	USD	120.00	1/17/14	483,904	19,603
UnitedHealth Group, Inc.	Goldman Sachs International	Call	USD	85.00	1/17/14	636,716	21,018
Visa, Inc.	Goldman Sachs International	Call	USD	190.00	1/17/14	155,665	5,089,221
Western Union Co.	Goldman Sachs International	Call	USD	25.00	1/17/14	445,701	4
Yamana Gold, Inc.	Deutsche Bank AG	Call	USD	30.00	1/17/14	1,911,514	—
Yum! Brands, Inc.	Goldman Sachs International	Call	USD	100.00	1/17/14	445,701	3,512
TOPIX Index	BNP Paribas S.A.	Call	JPY	1,271.41	3/14/14	3,620,035	1,946,483
TOPIX Index	UBS AG	Call	JPY	1,157.50	4/11/14	3,899,885	5,410,378
QEP Resources, Inc.	Goldman Sachs International	Call	USD	35.00	4/17/14	646,900	392,901
TOPIX Index	JPMorgan Chase Bank N.A.	Call	USD	1,164.04	5/09/14	32,953	5,371,299
Anadarko Petroleum Corp.	Deutsche Bank AG	Call	USD	82.50	5/16/14	645,182	2,806,542
TOPIX Index	Bank of America N.A.	Call	USD	1,153.54	6/13/14	26,498	4,656,302
TOPIX Index	Goldman Sachs International	Call	JPY	1,291.10	7/11/14	4,648,224	3,002,425
Anadarko Petroleum Corp.	Credit Suisse International	Call	USD	85.00	7/18/14	388,174	1,774,328
TOPIX Index	Citibank N.A.	Call	JPY	1,246.74	9/12/14	3,570,631	3,356,799
Takeda Pharmaceutical Co. Ltd.	Goldman Sachs International	Call	JPY	4,906.34	10/09/14	152,369	292,702
Bank of America Corp.	Citibank N.A.	Call	USD	17.00	1/16/15	3,240,877	3,808,030
Citigroup, Inc.	Bank of America N.A.	Call	USD	60.00	1/16/15	907,446	2,191,482
The Coca-Cola Co.	Deutsche Bank AG	Call	USD	45.00	1/16/15	2,579,953	2,941,146
Humana, Inc.	Goldman Sachs International	Call	USD	130.00	1/16/15	257,996	799,788
JPMorgan Chase & Co.	Bank of America N.A.	Call	USD	65.00	1/16/15	1,620,439	3,808,032
Merck & Co., Inc.	Deutsche Bank AG	Call	USD	55.00	1/16/15	2,579,953	3,869,929
Oracle Corp.	Deutsche Bank AG	Call	USD	42.00	1/16/15	1,289,977	2,309,059
Siemens AG	Deutsche Bank AG	Call	USD	150.00	1/16/15	322,494	1,612,470
Takeda Pharmaceutical Co. Ltd.	Morgan Stanley & Co. International PLC	Call	JPY	5,108.80	1/29/15	153,800	268,460
S&P 500 Index	BNP Paribas S.A.	Put	USD	1,744.05	2/21/14	36,938	342,167
S&P 500 Index	Credit Suisse International	Put	USD	1,745.90	2/21/14	36,753	352,587
S&P 500 Index	Goldman Sachs International	Put	USD	1,751.84	2/21/14	36,552	366,489
S&P 500 Index	JPMorgan Chase Bank N.A.	Put	USD	1,740.74	2/21/14	34,648	322,604

Total							$57,533,013

•	OTC interest rate swaptions purchased as of December 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
	Goldman Sachs
5-Year Interest Rate Swap	International	Call	1.60%	Receive	3-month LIBOR	6/03/14	USD	655,479	$927,897
	Goldman Sachs
5-Year Interest Rate Swap	International	Call	1.60%	Receive	3-month LIBOR	6/03/14	USD	655,404	927,790
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.65%	Receive	3-month LIBOR	6/04/14	USD	163,872	304,246

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	17

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

•	OTC interest rate swaptions purchased as of December 31, 2013 were as follows: (concluded)

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
	Goldman Sachs
2-Year Interest Rate Swap	International	Call	3.50%	Receive	3-month LIBOR	12/17/15	USD	314,052	$2,421,372
					6-month JPY
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.07%	Pay	LIBOR	4/04/18	JPY	2,639,554	634,684
	Goldman Sachs				6-month JPY
5-Year Interest Rate Swap	International	Put	1.60%	Pay	LIBOR	12/17/18	JPY	2,618,220	532,619

Total									$5,748,608

•	Exchange-traded options written as of December 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Marathon Petroleum Corp.	Call	USD	77.50	1/18/14	2,591	$(3,705,130)
S&P 500 Index	Call	USD	1,825.00	1/18/14	694	(2,435,940)
S&P 500 Index	Call	USD	1,800.00	1/18/14	703	(3,961,405)
The Travelers Cos., Inc.	Call	USD	82.50	1/18/14	148	(119,140)
Williams-Sonoma, Inc.	Call	USD	55.00	1/18/14	504	(186,480)
Williams-Sonoma, Inc.	Call	USD	52.50	1/18/14	700	(427,000)
ACE Ltd.	Call	USD	92.50	2/22/14	262	(296,060)
Marathon Petroleum Corp.	Call	USD	85.00	4/19/14	1,293	(1,286,535)
Marathon Petroleum Corp.	Call	USD	80.00	4/19/14	1,941	(2,610,645)
XL Group PLC	Call	USD	32.00	4/19/14	777	(97,125)
PulteGroup, Inc.	Put	USD	15.00	1/18/14	2,600	(5,200)
Dresser-Rand Group, Inc.	Put	USD	60.00	3/22/14	2,594	(830,080)
CONSOL Energy, Inc.	Put	USD	35.00	4/19/14	2,591	(358,854)
EOG Resources, Inc.	Put	USD	165.00	4/19/14	972	(814,050)
Marathon Petroleum Corp.	Put	USD	65.00	4/19/14	1,944	(68,040)
Marathon Petroleum Corp.	Put	USD	62.50	4/19/14	1,945	(68,075)
Phillips 66	Put	USD	57.50	5/17/14	2,593	(129,650)

Total						$(17,399,409)

•	OTC options written as of December 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Halliburton Co.	Deutsche Bank AG	Call	USD	55.00	1/17/14	327,405	$(27,306)
S&P 500 Index	BNP Paribas S.A.	Call	USD	1,841.93	2/21/14	36,938	(1,280,391)
S&P 500 Index	Credit Suisse International	Call	USD	1,834.98	2/21/14	36,753	(1,423,663)
S&P 500 Index	BNP Paribas S.A.	Put	USD	1,566.08	2/21/14	36,938	(68,609)
S&P 500 Index	Credit Suisse International	Put	USD	1,567.75	2/21/14	36,753	(67,468)
S&P 500 Index	Goldman Sachs International	Put	USD	1,573.08	2/21/14	36,552	(69,214)
S&P 500 Index	JPMorgan Chase Bank N.A.	Put	USD	1,563.12	2/21/14	34,648	(60,833)
QEP Resources, Inc.	Goldman Sachs International	Put	USD	25.00	4/17/14	646,900	(358,997)

Total							$(3,356,481)

•	OTC interest rate swaptions written as of December 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
	Goldman Sachs
5-Year Interest Rate Swap	International	Put	2.25%	Receive	3-month LIBOR	6/03/14	USD	196,356	$(1,532,560)
	Goldman Sachs
5-Year Interest Rate Swap	International	Put	2.25%	Receive	3-month LIBOR	6/03/14	USD	327,702	(2,557,714)
5-Year Interest Rate Swap	Deutsche Bank AG	Put	2.30%	Receive	3-month LIBOR	6/04/14	USD	163,872	(1,171,032)

See Notes to Consolidated Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

•	OTC interest rate swaptions written as of December 31, 2013 were as follows: (concluded)

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
2-Year Interest Rate Swap	Goldman Sachs International	Put	5.75%	Receive	3-month LIBOR	12/17/15	USD	314,052	$(3,357,530)

Total									$(8,618,836)

•	Centrally cleared credit default swaps - buy protection outstanding as of December 31, 2013 were as follows:

	Pay			Notional
	Fixed		Expiration	Amount		Unrealized
Index	Rate	Clearinghouse	Date	(000)		Depreciation
CDX.NA.HY Series 21 Version 1	5.00%	Chicago Mercantile	12/20/18	USD	84,870	$(1,746,425)

•	Centrally cleared credit default swaps - sold protection outstanding as of December 31, 2013 were as follows:

	Receive				Notional
	Fixed		Expiration	Credit	Amount		Unrealized
Index	Rate	Clearinghouse	Date	Rating[1]	(000)[2]		Appreciation
CDX.NA.IG Series 21 Version 1	1.00%	Chicago Mercantile	12/20/18	BBB+	USD	1,833	$8,769

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	Centrally cleared interest rate swaps outstanding as of December 31, 2013 were as follows:

						Notional		Unrealized
Fixed	Floating		Effective		Expiration	Amount		Appreciation
Rate	Rate	Clearinghouse	Date		Date	(000)		(Depreciation)
1.78%[1]	3-month LIBOR	Chicago Mercantile	9/27/15	[2]	9/27/16	USD	4,677	$19,525
1.26%[1]	3-month LIBOR	Chicago Mercantile	9/28/15	[2]	9/28/16	USD	2,500	(2,491)
3.92%[1]	3-month LIBOR	Chicago Mercantile	11/13/18	[2]	11/13/19	USD	130,650	(244,688)
3.91%[1]	3-month LIBOR	Chicago Mercantile	11/13/18	[2]	11/13/19	USD	130,630	(256,472)

Total								$(484,126)

[1]	Fund pays the floating rate and receives the fixed rate.
[2]	Forward swap.

•	OTC interest rate swaps outstanding as of December 31, 2013 were as follows:

						Notional			Premiums	Unrealized
Fixed	Floating		Effective		Expiration	Amount		Market	Paid	Appreciation
Rate	Rate	Counterparty	Date		Date	(000)		Value	(Received)	(Depreciation)
0.49%[3]	3-month LIBOR	Deutsche Bank AG	N/A		9/14/15	USD	1,900	$(4,990)	—	$(4,990)
0.50%[3]	3-month LIBOR	JPMorgan Chase Bank N.A.	N/A		9/17/15	USD	65,081	(184,381)	—	(184,381)
1.01%[4]	3-month LIBOR	Deutsche Bank AG	9/27/15	[5]	9/27/16	USD	59,699	(193,837)	—	(193,837)
1.03%[4]	3-month LIBOR	Deutsche Bank AG	9/27/15	[5]	9/27/16	USD	1,650	(5,017)	—	(5,017)
1.04%[4]	3-month LIBOR	Deutsche Bank AG	9/28/15	[5]	9/28/16	USD	7,700	(23,149)	—	(23,149)
1.00%[4]	3-month LIBOR	Goldman Sachs International	9/28/15	[5]	9/28/16	USD	259,646	(881,472)	—	(881,472)
1.16%[4]	3-month LIBOR	Deutsche Bank AG	N/A		9/14/18	USD	800	(15,444)	—	(15,444)
1.19%[4]	3-month LIBOR	JPMorgan Chase Bank N.A.	N/A		9/17/18	USD	26,450	(481,481)	—	(481,481)

Total								$(1,789,771)	—	$(1,789,771)

[3]	Fund pays the fixed rate and receives the floating rate.
[4]	Fund pays the floating rate and receives the fixed rate.
[5]	Forward swap.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	19

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

•	OTC total return swaps outstanding as of December 31, 2013 were as follows:

						Premiums	Unrealized
			Expiration	Contract	Market	Paid	Appreciation
Reference Entity	Fixed Amount	Counterparty	Date	Amount	Value	(Received)	(Depreciation)
KOSPI 200 Future Contract March 2014	KRW 50,140,059,400[1]	Citibank N.A.	3/13/14	382	$703,407	—	$703,407
SGX Nikkei Stock Average Dividend Point Index Future December 2015	JPY 576,200,000[1]	BNP Paribas S.A.	3/31/16	215	179,660	—	179,660
SGX Nikkei Stock Average Dividend Point Index Future December 2015	JPY 561,255,000[1]	BNP Paribas S.A.	3/31/16	213	269,006	—	269,006
SGX Nikkei Stock Average Dividend Point Index Future December 2016	JPY 565,355,000[1]	BNP Paribas S.A.	3/31/17	203	551,306	—	551,306
SGX Nikkei Stock Average Dividend Point Index Future December 2016	JPY 575,505,000[1]	BNP Paribas S.A.	3/31/17	203	454,923	—	454,923

Total					$2,158,302	—	$2,158,302

[1]	Fund receives the total return of the reference entity and pays the fixed amount. Net payment made at termination.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Consolidated Notes to Financial Statements.

See Notes to Consolidated Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$76,716,995	—	$76,716,995
Austria	—	4,505,611	—	4,505,611
Belgium	$3,907,775	21,528,601	$206,435	25,642,811
Brazil	95,425,798	—	—	95,425,798
Canada	205,982,039	—	—	205,982,039
Chile	7,788,424	—	—	7,788,424
China	27,203,018	67,843,043	—	95,046,061
Denmark	7,537,696	—	—	7,537,696
Finland	—	5,653,244	—	5,653,244
France	23,917,655	478,069,362	—	501,987,017
Germany	—	308,985,725	—	308,985,725
Hong Kong	—	45,178,451	—	45,178,451
India	—	9,964,243	—	9,964,243
Indonesia	4,975,707	—	—	4,975,707
Ireland	75,173,660	24,715,277	—	99,888,937
Israel	2,252,200	—	10,402,748	12,654,948
Italy	—	103,614,146	—	103,614,146
Japan	—	1,067,970,757	—	1,067,970,757
Kazakhstan	10,489,751	—	—	10,489,751
Malaysia	—	40,710,434	—	40,710,434
Mexico	32,133,005	—	—	32,133,005
Netherlands	84,277,010	112,023,551	—	196,300,561
Norway	—	33,579,477	—	33,579,477
Portugal	—	7,113,047	—	7,113,047
Russia	2,082,728	14,742,196	—	16,824,924
Singapore	4,255,595	39,581,734	—	43,837,329
South Africa	—	7,123,093	—	7,123,093
South Korea	3,039,264	126,458,524	—	129,497,788
Spain	3,203,571	27,904,038	—	31,107,609
Sweden	—	47,551,268	—	47,551,268
Switzerland	2,571,157	252,313,197	—	254,884,354
Taiwan	—	22,986,869	—	22,986,869
Thailand	16,488,868	—	—	16,488,868
United Arab Emirates	16,276,763	—	—	16,276,763
United Kingdom	75,453,073	444,762,610	9,748,432	529,964,115
United States	4,139,455,159	74,178,919	—	4,213,634,078
Corporate Bonds	—	735,167,311	113,359,272	848,526,583
Floating Rate Loan Interests	—	102,835,034	48,728,141	151,563,175
Foreign Government Obligations	—	663,248,101	—	663,248,101
Investment Companies	146,390,100	—	—	146,390,100
Preferred Securities	129,445,677	39,343,884	—	168,789,561
U.S. Treasury Obligations	—	799,069,558	—	799,069,558
Warrants	1,121,579	—	—	1,121,579
Short-Term Securities:
Foreign Agency Obligations	—	198,694,638	—	198,694,638
Money Market Funds	539,525	65,844,802	—	66,384,327
Time Deposits	—	3,393,447	—	3,393,447
U.S. Treasury Obligations	—	1,365,079,972	—	1,365,079,972
Options Purchased:
Equity Contracts	3,831,865	57,533,013	—	61,364,878
Interest Rate Contracts	—	5,748,608	—	5,748,608

Total	$5,125,218,662	$7,501,732,780	$182,445,028	$12,809,396,470

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	21

Consolidated Schedule of Investments (concluded)	BlackRock Global Allocation V.I. Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$8,769	—	$8,769
Equity contracts	$111,706	2,158,302	—	2,270,008
Foreign currency exchange contracts	95,755	19,198,956	—	19,294,711
Interest rate contracts	—	19,525	—	19,525
Liabilities:
Credit contracts	—	(1,746,425)	—	(1,746,425)
Equity contracts	(34,179,708)	(3,356,481)	—	(37,536,189)
Foreign currency exchange contracts	(43,521)	(2,508,654)	—	(2,552,175)
Interest rate contracts	—	(10,912,258)	—	(10,912,258)

Total	$(34,015,768)	$2,861,734	—	$(31,154,034)

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of December 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$485,996	—	—	$485,996
Foreign currency at value	1,551,023	—	—	1,551,023
Cash pledged for financial futures contracts	11,100,000	—	—	11,100,000
Cash pledged for centrally cleared swaps	3,371,791	—	—	3,371,791
Liabilities:
Cash received as collateral for OTC derivatives	—	$(42,940,000)	—	(42,940,000)
Collateral on securities loaned at value	—	(65,844,802)	—	(65,844,802)

Total	$16,508,810	$(108,784,802)	—	$(92,275,992)

There were no transfers between levels during the year ended December 31, 2013.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

			Floating
	Common	Corporate	Rate Loan
	Stocks	Bonds	Interests	Total
Assets:
Opening Balance, as of December 31, 2012	$22,663,755	$47,799,009	$43,242,731	$113,705,495
Transfers into Level 3	213,572	15,877,445	—	16,091,017
Transfers out of Level 3	(14,180,478)	—	—	(14,180,478)
Accrued discounts/premiums	—	113,095	165,851	278,946
Net realized gain (loss)	—	(203,619)	170,467	(33,152)
Net change in unrealized appreciation/depreciation[1]	1,241,169	(5,438,256)	(156,311)	(4,353,398)
Purchases	10,419,597	64,465,572	16,058,886	90,944,055
Sales	—	(9,253,974)	(10,753,483)	(20,007,457)

Closing Balance, as of December 31, 2013	$20,357,615	$113,359,272	$48,728,141	$182,445,028

[1]	Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations. The change in unrealized appreciation/depreciation on investments still held as of December 31, 2013 was $(4,157,771).

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Consolidated Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Statement of Assets and Liabilities

BlackRock
Global Allocation V.I.
December 31, 2013	Fund
Assets
Investments at value — unaffiliated (including securities loaned at value of $63,140,798) (cost — $10,932,057,662)	$12,716,026,356
Investments at value — affiliated (cost — $102,360,055)	93,370,114
Cash	485,996
Cash pledged for financial futures contracts	11,100,000
Cash pledged for centrally cleared swaps	3,371,791
Foreign currency at value (cost — $1,541,084)	1,551,023
Variation margin receivable on financial futures contracts	11,831
Investments sold receivable	10,626,359
Unrealized appreciation on foreign currency exchange contracts	19,294,711
Unrealized appreciation on OTC swaps	2,158,302
Capital shares sold receivable	5,250,135
Securities lending income receivable — affiliated	4,329
Interest receivable	21,458,487
Dividends receivable	9,832,919
Receivable from Manager	1,560,753
Prepaid expenses	229,463

Total assets	12,896,332,569

Liabilities
Options written at value (premiums received — $21,526,702)	29,374,726
Cash received as collateral for OTC derivatives	42,940,000
Collateral on securities loaned at value	65,844,802
Variation margin payable on financial futures contracts	2,225,845
Variation margin payable on centrally cleared swaps	146,706
Investments purchased payable	76,232,752
Unrealized depreciation on foreign currency exchange contracts	2,552,175
Unrealized depreciation on OTC swaps	1,789,771
Capital shares redeemed payable	3,788,788
Investment advisory fees payable	6,529,682
Distribution fees payable	2,116,531
Other affiliates payable	29,136
Officer’s and Directors’ fees payable	45,042
Other accrued expenses payable	5,866,355

Total liabilities	239,482,311

Net Assets	$12,656,850,258

Net Assets Consist of
Paid-in capital	$10,832,485,040
Distributions in excess of net investment income	(39,500,418)
Accumulated net realized gain	96,455,776
Net unrealized appreciation/depreciation	1,767,409,860

Net Assets	$12,656,850,258

Net Asset Value
Class I — Based on net assets of $2,426,154,448 and 137,800,252 shares outstanding, 200 million shares authorized, $0.10 par value	$17.61

Class II — Based on net assets of $216,395,234 and 12,324,440 shares outstanding, 200 million shares authorized, $0.10 par value	$17.56

Class III — Based on net assets of $10,014,300,576 and 642,682,121 shares outstanding, 1.5 billion shares authorized, $0.10 par value	$15.58

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	23

Consolidated Statement of Operations

BlackRock
Global Allocation V.I.
Year Ended December 31, 2013	Fund
Investment Income
Dividends — unaffiliated	$158,249,306
Foreign taxes withheld	(7,287,952)
Dividends — affiliated	1,153
Interest	79,363,089
Other income — affiliated	75,009
Securities lending — affiliated — net	467,333

Total income	230,867,938

Expenses
Investment advisory	72,176,845
Distribution — Class II	224,489
Distribution — Class III	23,479,263
Transfer agent	49,305
Transfer agent — Class I	1,408,700
Transfer agent — Class II	293,656
Transfer agent — Class III	19,251,196
Custodian	1,169,748
Accounting services	626,503
Printing	484,199
Professional	420,782
Officer and Directors	185,560
Miscellaneous	261,727

Total expenses excluding dividend expense, interest expense and stock loan fees	120,031,973
Dividend expense	78,557
Interest expense	31,438
Stock loan fees	25,543

Total expenses	120,167,511
Less fees waived by Manager	(1,689)
Less transfer agent fees reimbursed — Class I	(14,193)
Less transfer agent fees reimbursed — Class II	(188,996)
Less transfer agent fees reimbursed — Class III	(12,679,935)

Total expenses after fees waived and reimbursed	107,282,698

Net investment income	123,585,240

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	511,162,103
Financial futures contracts	7,794,065
Foreign currency transactions	51,285,487
Options written	44,790,265
Short sales	(2,724,366)
Swaps	(10,254,162)

602,053,392

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	882,384,291
Investments — affiliated	(13,998,307)
Financial futures contracts	(18,016,866)
Foreign currency translations	13,952,614
Options written	(12,706,524)
Swaps	(3,762,336)

847,852,872

Total realized and unrealized gain	1,449,906,264

Net Increase in Net Assets Resulting from Operations	$1,573,491,504

See Notes to Consolidated Financial Statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Statements of Changes in Net Assets	BlackRock Global Allocation V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012
Operations
Net investment income	$123,585,240	$149,447,907
Net realized gain	602,053,392	124,241,383
Net change in unrealized appreciation/depreciation	847,852,872	686,805,134

Net increase in net assets resulting from operations	1,573,491,504	960,494,424

Dividends and Distributions to Shareholders From[1]
Net investment income:
Class I	(26,753,921)	(28,257,180)
Class II	(2,178,367)	(1,146,196)
Class III	(101,328,767)	(127,097,251)
Net realized gain:
Class I	(84,807,647)	(5,472,151)
Class II	(7,407,765)	(231,683)
Class III	(401,310,787)	(28,613,534)

Decrease in net assets resulting from dividends and distributions to shareholders	(623,787,254)	(190,817,995)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	1,056,710,179	413,104,825

Net Assets
Total increase in net assets	2,006,414,429	1,182,781,254
Beginning of year	10,650,435,829	9,467,654,575

End of year	$12,656,850,258	$10,650,435,829

Distributions in excess of net investment income, end of year	$(39,500,418)	$(45,893,528)

[1]	Determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	25

Consolidated Financial Highlights	BlackRock Global Allocation V.I. Fund

	Class I
	Year Ended December 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$16.10	$14.87	$16.15	$14.92	$12.52

Net investment income[1]	0.22	0.26	0.28	0.26	0.27
Net realized and unrealized gain (loss)	2.14	1.27	(0.84)	1.24	2.39

Net increase (decrease) from investment operations	2.36	1.53	(0.56)	1.50	2.66

Dividends and distributions from:[2]
Net investment income	(0.20)	(0.25)	(0.36)	(0.19)	(0.24)
Net realized gain	(0.65)	(0.05)	(0.36)	(0.08)	—
Tax return of capital	—	—	—	—	(0.02)

Total dividends and distributions	(0.85)	(0.30)	(0.72)	(0.27)	(0.26)

Net asset value, end of year	$17.61	$16.10	$14.87	$16.15	$14.92

Total Investment Return[3]
Based on net asset value	14.76%	10.28%	(3.49)%	10.05%	21.30%

Ratios to Average Net Assets
Total expenses	0.72%	0.74%	0.69%	0.71%	0.74%

Total expenses after fees waived and reimbursed	0.72%	0.74%	0.69%	0.71%	0.74%

Total expenses after fees waived and reimbursed and excluding dividend expense, interest expense and stock loan fees	0.72%	0.74%	0.69%	0.71%	0.74%

Net investment income	1.26%	1.66%	1.75%	1.75%	1.99%

Supplemental Data
Net assets, end of year (000)	$2,426,154	$1,868,059	$1,737,294	$1,403,484	$855,977

Portfolio turnover	53%	49%	31%	28%	26%

[1]	Based on average shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

See Notes to Consolidated Financial Statements.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Financial Highlights (continued)	BlackRock Global Allocation V.I. Fund

	Class II
	Year Ended December 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$16.07	$14.85	$16.13	$14.91	$12.53

Net investment income[1]	0.19	0.23	0.26	0.24	0.24
Net realized and unrealized gain (loss)	2.14	1.28	(0.84)	1.23	2.39

Net increase (decrease) from investment operations	2.33	1.51	(0.58)	1.47	2.63

Dividends and distributions from:[2]
Net investment income	(0.19)	(0.24)	(0.34)	(0.17)	(0.22)
Net realized gain	(0.65)	(0.05)	(0.36)	(0.08)	—
Tax return of capital	—	—	—	—	(0.03)

Total dividends and distributions	(0.84)	(0.29)	(0.70)	(0.25)	(0.25)

Net asset value, end of year	$17.56	$16.07	$14.85	$16.13	$14.91

Total Investment Return[3]
Based on net asset value	14.55%	10.14%	(3.63)%	9.88%	21.05%

Ratios to Average Net Assets
Total expenses	1.00%	0.98%	0.84%	0.86%	0.89%

Total expenses after fees waived and reimbursed	0.87%	0.90%	0.84%	0.86%	0.89%

Total expenses after fees waived and reimbursed and excluding dividend expense, interest expense and stock loan fees	0.87%	0.90%	0.84%	0.86%	0.89%

Net investment income	1.07%	1.43%	1.60%	1.60%	1.76%

Supplemental Data
Net assets, end of year(000)	$216,395	$80,236	$25,768	$19,019	$7,843

Portfolio turnover	53%	49%	31%	28%	26%

[1]	Based on average shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	27

Consolidated Financial Highlights (concluded)	BlackRock Global Allocation V.I. Fund

	Class III
	Year Ended December 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$14.34	$13.28	$14.49	$13.42	$11.30

Net investment income[1]	0.16	0.20	0.22	0.20	0.21
Net realized and unrealized gain (loss)	1.89	1.12	(0.74)	1.10	2.15

Net increase (decrease) from investment operations	2.05	1.32	(0.52)	1.30	2.36

Dividends and distributions from:[2]
Net investment income	(0.16)	(0.21)	(0.33)	(0.15)	(0.22)
Net realized gain	(0.65)	(0.05)	(0.36)	(0.08)	—
Tax return of capital	—	—	—	—	(0.02)

Total dividends and distributions	(0.81)	(0.26)	(0.69)	(0.23)	(0.24)

Net asset value, end of year	$15.58	$14.34	$13.28	$14.49	$13.42

Total Investment Return[3]
Based on net asset value	14.42%	9.97%	(3.64)%	9.76%	20.92%

Ratios to Average Net Assets
Total expenses	1.11%	1.07%	0.94%	0.96%	0.99%

Total expenses after fees waived and reimbursed	0.97%	0.99%	0.94%	0.96%	0.99%

Total expenses after fees waived and reimbursed and excluding dividend expense, interest expense and stock loan fees	0.97%	0.99%	0.94%	0.96%	0.99%

Net investment income	1.02%	1.41%	1.50%	1.50%	1.75%

Supplemental Data
Net assets, end of year (000)	$10,014,301	$8,702,140	$7,704,593	$6,483,920	$4,547,181

Portfolio turnover	53%	49%	31%	28%	26%

[1]	Based on average shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

See Notes to Consolidated Financial Statements.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Notes to Financial Statements	BlackRock Global Allocation V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The Company is organized as a Maryland Corporation. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The consolidated financial statements presented are for BlackRock Global Allocation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BlackRock Cayman Global Allocation V.I. Fund I, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of the Fund and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures.

Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	29

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components may be treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts, foreign currency exchange contracts, options written, swaps and short sales), or certain borrowings (e.g., loan payable) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may have to subsequently reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds: The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	31

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Fund may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Inter-bank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends or interest received on the security sold short, which is shown as dividend expense or interest expense in the Consolidated Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Consolidated Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on the cash collateral deposited with the broker-dealer. The Fund

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is less than or greater than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Consolidated Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral.

The following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under a MSLA as of December 31, 2013:

	Securities Loaned	Cash Collateral
Counterparty	at Value	Received[1]	Net Amount
Barclays Capital, Inc.	$31,060	$(31,060)	—
Citigroup Global Markets, Inc.	17,942,117	(17,942,117)	—
Credit Suisse Securities (USA) LLC	2,124,371	(2,124,371)	—
Deutsche Bank Securities Inc.	8,472,874	(8,472,874)	—
Goldman Sachs & Co.	14,527,681	(14,527,681)	—
JP Morgan Securities LLC	3,898,200	(3,898,200)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	10,144,590	(10,144,590)	—
Morgan Stanley	3,060,427	(3,060,427)	—
National Financial Services LLC	232,950	(232,950)	—
UBS Securities LLC	2,706,528	(2,706,528)	—

Total	$63,140,798	$(63,140,798)	—

[1]	Collateral with a value of $65,844,802 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	33

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited, if any, is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away, from foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Fund enters into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps – The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either

(i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Total return swaps – The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity price) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

•	Interest rate swaps – The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•	Forward swaps – The Fund may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	35

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2013
Derivative Assets
	Consolidated Statement of Assets and
	Liabilities Location	Value
Interest rate contracts	Unrealized appreciation on OTC swaps[1] ; Investments at value – unaffiliated[2] ; Swap premiums paid	$5,768,133
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	19,294,711
Credit contracts	Unrealized appreciation on OTC swaps[1]	8,769
Equity contracts	Net unrealized appreciation/depreciation[1] ; Investments at value – unaffiliated[2] ; Unrealized appreciation on OTC swaps[1]	63,634,886

Total		$88,706,499

Derivative Liabilities
	Consolidated Statement of Assets and
	Liabilities Location	Value
Interest rate contracts	Unrealized depreciation on OTC swaps[1]	$10,912,258
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	2,552,175
Credit contracts	Unrealized depreciation on OTC swaps[1] ;Swap premiums received	1,746,425
Equity contracts	Net unrealized appreciation/depreciation[1] ; Options written at value	37,536,189

Total		$52,747,047

[1]	Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
[2]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

The Effect of Derivative Financial Instruments in the Consolidated Statement of Operations Year Ended December 31, 2013
Net Realized Gain (Loss) From
Interest rate contracts:
Swaps	$(1,533,802)
Options[3]	7,617,747
Foreign currency exchange contracts:
Foreign currency transactions.	63,460,184
Options[3]	(5,351,551)
Credit contracts:
Swaps	(9,075,165)
Equity contracts:
Financial futures contracts	7,794,065
Options[3]	52,562,178
Swaps	354,805

Total	$115,828,461

Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Swaps	$(2,794,072)
Options[3]	(10,070,972)
Foreign currency exchange contracts:
Financial futures contracts	—
Foreign currency translations	12,179,850
Options[3]	2,785,537
Credit contracts:
Swaps	(1,685,744)
Equity contracts:
Financial futures contracts	(18,016,866)
Options[3]	(6,400,548)
Swaps	717,480

Total	$(23,285,335)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended December 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	681
Average number of contracts sold	4,039
Average notional value of contracts purchased	$64,702,789
Average notional value of contracts sold	$238,291,485
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	62
Average number of contracts - US dollars sold	19
Average US dollar amounts purchased	$1,140,050,517
Average US dollar amounts sold	$247,022,725
Options:
Average number of option contracts purchased	68,902,324
Average number of option contracts written	5,729,275
Average notional value of option contracts purchased	$4,327,364,151
Average notional value of option contracts written	$1,085,514,855
Average number of swaption contracts purchased	4
Average number of swaption contracts written	2
Average notional value of swaption contracts purchased	$840,498,700
Average notional value of swaption contracts written	$391,145,411
Credit default swaps:
Average number of contracts - buy protection	4
Average number of contracts - sell protection	1
Average notional value - buy protection	$96,903,000
Average notional value - sell protection	458,250
Interest rate swaps:
Average number of contracts - pays fixed rate	4
Average number of contracts - receives fixed rate	11
Average notional value - pays fixed rate	$220,096,069
Average notional value - receives fixed rate	$634,328,602
Total return swaps:
Average number of contracts	3
Average notional value	$14,533,609

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should

36	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty.

However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

At December 31, 2013, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$11,831	$2,225,845
Foreign currency exchange contracts	19,294,711	2,552,175
Options[1]	67,113,486	29,374,726
Centrally cleared swaps	—	146,706
OTC swaps[2]	2,158,302	1,789,771

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	88,578,330	36,089,223
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(3,843,696)	(19,771,960)

Total derivative assets and liabilities subject to a MNA	$84,734,634	$16,317,263

[1]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.
[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	37

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of December 31, 2013:

	Derivative Assets				Net Amount of
	Subject to a MNA by	Derivatives	Non-cash Collateral	Cash Collateral	Derivative
Counterparty	Counterparty	Available for Offset[1]	Received[2]	Received[2]	Assets[3]
Bank of America N.A.	$12,742,574	—	—	$(11,900,000)	$842,574
Barclays Bank PLC	1,767,866	$(318,439)	$(938,544)	—	510,883
BNP Paribas S.A.	4,445,409	(1,548,544)	—	(2,090,000)	806,865
Brown Brothers Harriman & Co.	108,929	(17,994)	—	—	90,935
Citibank N.A.	7,870,740	(31)	(7,870,709)	—	—
Credit Suisse International	3,714,408	(1,513,924)	(2,102,452)	—	98,032
Deutsche Bank AG	16,957,936	(2,891,156)	—	(12,300,000)	1,766,780
Goldman Sachs Bank USA	1,475,477	—	—	—	1,475,477
Goldman Sachs International	17,052,114	(8,758,394)	(1,169,232)	(7,100,000)	24,488
HSBC Bank USA N.A.	17	—	—	—	17
JPMorgan Chase Bank N.A.	5,693,903	(726,695)	—	(4,450,000)	517,208
Morgan Stanley & Co. International PLC	268,460	—	—	—	268,460
Morgan Stanley Capital Services LLC	2,840,569	(25,611)	—	—	2,814,958
UBS AG	9,796,232	(516,475)	—	(5,100,000)	4,179,757

Total	$84,734,634	$(16,317,263)	$(12,080,937)	$(42,940,000)	$13,396,434

[1]	The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.
[2]	Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.
[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of December 31, 2013:

	Derivative Liabilities				Net Amount of
	Subject to a MNA by	Derivatives	Non-cash Collateral	Cash Collateral	Derivative
Counterparty	Counterparty	Available for Offset[1]	Pledged	Pledged	Liabilities
Barclays Bank PLC	$318,439	$(318,439)	—	—	—
BNP Paribas S.A.	1,548,544	(1,548,544)	—	—	—
Brown Brothers Harriman & Co.	17,994	(17,994)	—	—	—
Citibank N.A.	31	(31)	—	—	—
Credit Suisse International	1,513,924	(1,513,924)	—	—	—
Deutsche Bank AG	2,891,156	(2,891,156)	—	—	—
Goldman Sachs International	8,758,394	(8,758,394)	—	—	—
JPMorgan Chase Bank N.A.	726,695	(726,695)	—	—	—
Morgan Stanley Capital Services LLC	25,611	(25,611)	—	—	—
UBS AG	516,475	(516,475)	—	—	—

Total	$16,317,263	$(16,317,263)	—	—	—

[1]	The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Investment
Average Daily Net Assets	Advisory Fee
First $6 Billion	0.65%
$6 Billion - $8 Billion	0.61%
$8 Billion - $10 Billion	0.59%
$10 Billion - $15 Billion	0.57%
Greater than $15 Billion	0.55%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

38	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Consolidated Statement of Operations.

The Manager entered into a sub-advisory agreement with BIM and BlackRock International Limited (“BIL”), both affiliates of the Manager. The Manager pays BIM and BIL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager. Effective July 1, 2013, the sub-advisory agreement with BIL with respect to the Fund expired. BIM will remain sub-advisor to the Fund.

For the year ended December 31, 2013, the Fund reimbursed the Manager $55,405 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% and 0.25%, respectively, based upon the average daily net assets attributable to Class II and Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2013, the Fund did not pay any amounts to affiliates in return for these services. The Manager has voluntarily agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.07%
Class II	0.07%
Class III	0.07%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed – class specific in the Consolidated Statement of Operations.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The current expense limitation as a percentage of net assets is as follows: 1.25% for Class I Shares, 1.40% for Class II Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Company, on behalf of the Fund, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Consolidated Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Consolidated Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending – affiliated – net in the Consolidated Statement of Operations. For the year ended December 31, 2013, BIM received $281,395 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officers and directors in the Consolidated Statement of Operations.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	39

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2013, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 of the 1940 Act were $22,528,736 and $2,647,623, respectively.

The Fund received a payment from an affiliate to compensate for foregone securities lending revenue in the amount of $75,009, which is included in Other income – affiliated in the Statement of Operations.

6. Purchases and Sales:

Purchases and sales of investments including paydowns and excluding short-term securities and US government securities for the year ended December 31, 2013, were $4,746,638,365 and $4,228,450,849, respectively.

Purchases and sales of US government securities for the year ended December 31, 2013, were $913,757,056 and $737,539,539, respectively.

Transactions in options written for the year ended December 31, 2013, were as follows:

	Calls			Puts
			Premiums			Premiums
	Contracts	Notional (000)[1]	Received	Contracts	Notional (000)[1]	Received
Outstanding options, beginning of year	1,205,005	75,999,000	$11,794,602	688,242	3,301,281,000	$17,450,275
Options written	10,949,796	—	32,710,044	34,909,765	3,011,018	52,629,358
Options exercised	(16,290)		(2,126,689)	—	—	—
Options expired	(1,388,119)	(75,999,000)	(6,601,148)	(4,564,651)	(3,301,281,000)	(11,414,369)
Options closed	(10,339,683)	—	(29,127,682)	(30,226,326)	(2,009,035)	(43,787,689)

Outstanding options, end of year	410,709	—	$6,649,127	807,030	1,001,983	$14,877,575

[1]	Amount shown is in the currency in which the transaction was denominated.

As of December 31, 2013, the value of portfolio securities subject to cover call options written was $231,897,056.

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2013 attributable to the accounting for swap agreements, amortization methods on fixed income securities, foreign currency transactions, the sale of stock of passive foreign investment companies, the characterization of expenses and income recognized from a wholly owned subsidiary and income recognized from a partnership were reclassified to the following accounts:

Distributions in excess of net investment income	$13,068,925
Accumulated net realized gain	$(13,068,925)

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

	12/31/13	12/31/12
Ordinary income	$286,261,443	$170,233,819
Long-term capital gain	337,525,811	34,317,368

Total	$623,787,254	$204,551,187

As of December 31, 2013, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$17,909,825
Undistributed long-term capital gains	115,398,011
Net unrealized gains[1]	1,691,057,382

Total	$1,824,365,218

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains / losses on certain futures, options and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements, investments in passive foreign investment companies and the investment in a wholly owned subsidiary.

As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$11,090,900,515

Gross unrealized appreciation	$2,029,375,367
Gross unrealized depreciation	(310,879,412)

Net unrealized appreciation	$1,718,495,955

40	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the year ended December 31, 2013.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedule of Investments for these securities and derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the US Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Consolidated Schedule of Investments for concentrations in specific countries.

As of December 31, 2013, the Fund had the following industry classifications:

Percent of
Long-Term
Industry	Investments
U.S. Treasury Obligations	7%
Oil, Gas & Consumable Fuels	7
Foreign Government Obligations	6
Commercial Banks	6
Other[1]	74

[1]	All other industries held were each less than 5% of long-term investments.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended		Year Ended
	December 31, 2013		December 31, 2012
	Shares	Amount	Shares	Amount
Class I
Shares sold	24,690,992	$430,857,036	6,162,167	$96,948,867
Shares issued in reinvestment of dividends and distributions	6,355,584	111,313,661	2,113,570	33,729,331
Shares redeemed	(9,282,988)	(160,073,130)	(9,055,943)	(142,658,760)

Net increase (decrease)	21,763,588	$382,097,567	(780,206)	$(11,980,562)

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	41

Consolidated Notes to Financial Statements (concluded)	BlackRock Global Allocation V.I. Fund

	Year Ended		Year Ended
	December 31, 2013		December 31, 2012
	Shares	Amount	Shares	Amount
Class II
Shares sold	7,414,868	$126,872,135	4,625,928	$72,278,697
Shares issued in reinvestment of dividends and distributions	548,804	9,586,132	86,501	1,377,879
Shares redeemed	(633,356)	(10,906,074)	(1,453,057)	(22,884,125)

Net increase	7,330,316	$125,552,193	3,259,372	$50,772,451

Class III
Shares sold	51,414,484	$782,207,340	70,512,001	$990,296,795
Shares issued in reinvestment of dividends and distributions	32,422,640	502,639,554	10,951,280	155,710,785
Shares redeemed	(48,117,725)	(735,786,475)	(54,840,077)	(771,694,644)

Net increase	35,719,399	$549,060,419	26,623,204	$374,312,936

Total Net Increase	64,813,303	$1,056,710,179	29,102,370	$413,104,825

11. Subsequent Event:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

42	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Global Allocation V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Global Allocation V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the consolidated financial position of BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2013, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2014

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	43

Officers and Directors

Name, Address, and Year of Birth	Position(s) Held with the Company	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 89 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc.

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Director	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 89 Portfolios	Actavis plc (Pharmaceuticals)

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 89 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 89 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.	29 RICs consisting of 89 Portfolios	None

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	29 RICs consisting of 89 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 89 Portfolios	None

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 89 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.	29 RICs consisting of 89 Portfolios	None

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Officers and Directors (continued)

Name, Address, and Year of Birth	Position(s) Held with the Company	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.	29 RICs consisting of 89 Portfolios	None

[1]   Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Company’s bylaws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 74.

[2]   Date shown is the earliest date a person has served for the Company covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Company’s Board in 2007, those Directors first became members of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 278 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 89 Portfolios	BlackRock

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 278 Portfolios	None

[3]   Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Company based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Company based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Officers and Directors (continued)

Name, Address, and Year of Birth	Position(s) Held with the Company	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock, Inc. from 2010 to 2013; Assistant Secretary to the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1]	Officers of the Company serve at the pleasure of the Board of Directors.

Further information about the Company’s Officers and Directors is available in the Company’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Officers and Directors (concluded)

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809

Sub-Advisors

BlackRock Financial

Management, Inc.[1]

New York, NY 10055

BlackRock Investment

Management LLC[2]

Princeton, NJ 08540

BlackRock International Limited[3]

Edinburgh, United Kingdom

BlackRock (Hong Kong) Limited[4]

Hong Kong

BlackRock (Singapore) Limited[4]

079912 Singapore

		Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodians The Bank of New York Mellon[5] New York, NY 10286 Brown Brothers Harriman & Co.[6] Boston, MA 02109

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

[1]	For BlackRock High Yield V.I. Fund, BlackRock Managed Volatility V.I. Fund, BlackRock Total Return V.I. Fund and BlackRock U.S. Government Bond V.I. Fund.
[2]	For all Funds except BlackRock High Yield V.I. Fund, BlackRock International V.I. Fund, BlackRock Total Return V.I. Fund and BlackRock U.S. Government Bond V.I. Fund.
[3]	For BlackRock International V.I. Fund.
[4]	For BlackRock Managed Volatility V.I. Fund.
[5]	For all Funds except BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Growth V.I. Fund.
[6]	For BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Growth V.I. Fund.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Additional Information

General Information

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com/prospectus/insurance; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com/prospectus/insurance, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

[THIS PAGE INTENTIONALLY LEFT BLANK]

This report is only for distribution to shareholders of the Funds of BlackRock Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

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VS-12/13-AR	BLACKROCK®

Transamerica BlackRock Tactical Allocation VP

(unaudited)

MARKET ENVIRONMENT

The year 2013 ended as it began, with the theme of uncertainty driven by global policy agendas. While 2012 ended with contention around a debt ceiling debate, potentially causing default in the world’s largest economy, much of 2013 was dominated by uncertainty around U.S. Federal Reserve (“Fed”) policy and its impact around the globe and across asset classes. Despite this uncertainty, both 2012 and 2013 delivered outsized equity returns, bolstering a string of positive domestic equity yearly returns that now stretches into its fifth year in total return terms.

U.S. investors will remember 2013 as a year dominated by Fed policy. It was late 2012 when markets believed the Fed may start to reign in its monthly quantitative easing bond buying program (“QE”) only to have these expectations sidelined in light of the debt ceiling debate and weakening global data that hinted at an economic slowdown, rather than an acceleration that would justify tapering. With a last minute budget agreement, imminent U.S. default was avoided and despite a less than favorable economic environment, global developed equities, led by the U.S., rallied strongly in the first quarter of 2013 and throughout much of the year, with U.S. large caps returning over 32% for the year while small caps came in even stronger at nearly 39%.

Meanwhile, Europe, Japan, and the broader Europe, Australasia, Far East (“EAFE”) universe were also benefitting from easy central bank policy. Europe, recovering from the worst economic slowdown in decades driven by debt, banking and competitiveness crises in the peripheral countries, experienced its own bumps and bruises during the year. While not out of the woods, outside of a mid-year threat from Cyprus, Europe ultimately has ended the year on sounder footing and is forecast to contribute positively to global gross domestic product growth in 2014 and is attracting favorable investor attention given relatively attractive valuations and ongoing easy monetary policy.

Japan’s 2013 revival may be the most dramatic. Continuing reforms started in 2012 aimed at revitalizing the country’s faltering and deflationary domestic economy found traction in 2013. Bank of Japan President Kuroda and Japan’s Prime Minister Abe’s three pronged approach of monetary, fiscal and structural reform took hold, sending the domestic equity markets up over 50% in local terms and subsequently weakening the yen and forcing investors out of bonds and into risk assets, while the broader EAFE index ended the year up a very respectable 23.29%.

Emerging market equities, on the other hand, viewed by economists as a potential bright spot in 2013 after closing out 2012 on a positive trajectory driven by improving economic data and investor sentiment sold off on inflation concerns, fiscal imbalances, and fear of the effect of tighter global monetary policy. It would be until the third quarter before emerging equities posted another positive quarterly return, with the MSCI Emerging Markets Index returning (2.60)% for the year.

The impact of Fed policy and uncertainty were not confined to the equity markets, as fixed income markets around the globe kept investors on edge throughout the year. In the U.S., the push and pull around tapering expectations was the key driver of fixed income returns. Lackluster economic data along with slow job growth and benign inflation kept tapering expectations off the table for much of the year and drove 10-year interest rates as low as 1.66% in May. Rate volatility increased in early September when the Fed began to speculate that data had improved enough to begin tapering before the end of the year. Ultimately, data improved enough to compel the Fed to begin tapering in December, reducing their purchase program by $10 billion per month.

Extended forward guidance and a commitment to keep the U.S. federal funds rate at record lows into 2015 helped rates remain relatively orderly despite the taper announcement, with the 10-year U.S. Treasury ending the year at 3.04%. Credit markets, including high yield and loans, outperformed core assets as the search for yield led to tightening credit spreads during the year. Corporations took advantage of the strong demand, issuing record amounts of high yield and loan. Similar to their equity counterparts, emerging market bonds underperformed during the year.

Despite the persistent uncertainty throughout 2013, looking back, markets remained relatively orderly - with the exception of some pockets of stress - and volatility remained generally subdued. Realized volatilities on nearly all major asset classes were below long-term trends, while sharp ratios (i.e., risk-adjusted returns) for many equity sectors were the highest they’ve been in decades. In other words, despite headwinds, investors seemed to follow the age-old adage “Don’t fight the Fed.” Loose monetary policy and the low but increasing rate environment outweighed the potential headwinds, forcing investors into risk assets and out of core fixed income.

PERFORMANCE

For the year ended December 31, 2013, Transamerica BlackRock Tactical Allocation VP, Service Class returned 12.35%. By comparison, its primary and secondary benchmarks, the Russell 3000® Index, the Barclays U.S. Aggregate Bond Index, and the MSCI Europe, Australasia, Far East Index, returned 33.55%, (2.02)%, and 23.29%, respectively.

Transamerica Series Trust	Annual Report 2013

Transamerica BlackRock Tactical Allocation VP

(unaudited)

STRATEGY REVIEW

Transamerica BlackRock Tactical Allocation VP is a global multi-asset portfolio consisting of both stocks and bonds. The portfolio management team seeks to generate alpha in two principal ways: 1) via tactical asset allocation across and within asset classes, 2) via capital allocation to underlying managers that seek to generate alpha through sector and security selection.

Broad asset allocation was the driver of returns for positive performance, while underlying manager alpha slightly detracted. The portfolio’s overweight to equities during the period contributed to returns, as equities heavily outpaced bonds for the year. Underlying manager alpha was mixed. Within equities, Transamerica Jennison Growth VP was a key contributor while Transamerica MFS International Equity VP was a primary detractor. Within fixed income, Transamerica Bond drove returns as the strategy’s sector and duration flexibility benefitted the portfolio in a rising rate environment, while Transamerica PIMCO Total Return VP detracted, consistent with the broad underperformance of interest rate-sensitive assets during the period.

The portfolio remains tilted in favor of equities and proportionally underweight fixed income at a broad asset allocation level. The equity allocation is near the upper limit of the allowable benchmark equity range. Within equities the portfolio continues to favor the U.S. relative to international equities, although after strong domestic equity returns in 2013 and relatively more attractive valuations outside the U.S., we continue to monitor for attractive entry points to increase the portfolio’s international allocation. Within fixed income, the portfolio has increased its allocation to core bond-oriented strategies, adding duration and reducing its long-held underweight position as valuations appear more attractive. Interest rates appear more attractively valued after the recent decision by the Fed to initiate tapering. Meanwhile, economic data has been mixed while equities have begun to look somewhat stretched after the 2013 rally, which we believe provides a more attractive backdrop for adding duration.

Philip Green

Sunder Ramkumar, CFA

Justin Christofel, CFA

Co-Portfolio Managers

BlackRock Financial Management, Inc.

Transamerica Series Trust	Annual Report 2013

Transamerica BlackRock Tactical Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	10 Years or Life of Class	Inception Date
Service Class	12.35%	12.58%	05/01/2009
Russell 3000® Index(A)	33.55%	20.41%
Barclays U.S. Aggregate Bond Index(A)	(2.02)%	4.66%
MSCI Europe, Australasia, Far East Index(A)	23.29%	14.59%
Initial Class	12.63%	7.13%	05/01/2011

NOTES

(A) The Russell 3000® Index, Barclays U.S. Aggregate Bond Index and MSCI Europe, Australasia, Far East Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the Service Class. You cannot invest directly in an index.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. The MSCI Europe, Australasia, Far East Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Tactical asset allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical asset allocation portfolio will not guarantee a profit nor protect against a loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2013

Transamerica BlackRock Tactical Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)

Transamerica BlackRock Tactical Allocation VP
Initial Class	$1,000.00	$1,085.50	$0.80	$1,024.71	$0.77	0.15%
Service Class	1,000.00	1,083.90	2.12	1,023.44	2.06	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

Transamerica Series Trust	Annual Report 2013

Transamerica BlackRock Tactical Allocation VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
U.S. Equity	41.6%
Fixed Income	36.0
Tactical and Specialty	14.3
Global/International Equity	8.1
Other Assets and Liabilities - Net	(0.0	)(A)
Total	100.0%

(A)	Percentage rounds to less than 0.1%

Transamerica Series Trust	Annual Report 2013

Transamerica BlackRock Tactical Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
INVESTMENT COMPANIES - 100.0%
Fixed Income - 36.0%
Transamerica JPMorgan Core Bond VP (A)	18,307,875	$ 231,045,387
Transamerica PIMCO Total Return VP (A)	16,526,365	187,739,506
Global/International Equity - 8.1%
Transamerica MFS International Equity VP (A)	10,822,644	94,373,451
Tactical and Specialty - 14.3%
Transamerica Bond (B)	7,088,529	73,508,050
Transamerica Global Allocation (B)	7,973,339	92,570,471
U.S. Equity - 41.6%
Transamerica Barrow Hanley Dividend Focused VP (A)	4,332,680	83,144,128
Transamerica Jennison Growth VP (A)	6,574,671	70,414,728
Transamerica JPMorgan Enhanced Index VP (A)	6,708,847	118,008,625

	Shares	Value
U.S. Equity (continued)
Transamerica JPMorgan Mid Cap Value VP (A)	1,959,763	$ 41,194,229
Transamerica Morgan Stanley Mid-Cap Growth VP (A)	1,308,665	49,650,733
Transamerica Select Equity (B)	3,496,179	47,513,079
Transamerica WMC Diversified Growth VP (A)	2,290,838	72,940,298

Total Investment Companies (cost $1,080,219,343)		1,162,102,685

Total Investment Securities (cost $1,080,219,343) (C)		1,162,102,685
Other Assets and Liabilities - Net - (0.0)% (D)		(425,712)

Net Assets - 100.0%		$ 1,161,676,973

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Investment Companies	$1,162,102,685	$—	$—	$1,162,102,685
Total Investment Securities	$1,162,102,685	$—	$—	$1,162,102,685

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	The portfolio invests its assets in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(B)	The portfolio invests its assets in the Class I2 shares of the affiliated series of Transamerica Funds.
(C)	Aggregate cost for federal income tax purposes is $1,082,403,429. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $95,674,250 and $15,974,994, respectively. Net unrealized appreciation for tax purposes is $79,699,256.
(D)	Percentage rounds to less than 0.1%.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica BlackRock Tactical Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investments in affiliated investment companies, at value (cost: $1,080,219,343)	$1,162,102,685
Receivables:
Shares sold	1,042,885
Prepaid expenses	19,500

Total assets	1,163,165,070

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	1
Affiliated investment securities purchased	1,042,884
Management and advisory fees	97,392
Distribution and service fees	248,468
Administration fees	24,956
Transfer agent fees	2,907
Trustees fees	461
Audit and tax fees	30,432
Custody fees	2,681
Legal fees	5,039
Printing and shareholder reports fees	31,045
Other	1,831

Total liabilities	1,488,097

Net assets	$1,161,676,973

Net assets consist of:
Capital stock ($0.01 par value)	$733,406
Additional paid-in capital	1,033,485,748
Undistributed (accumulated) net investment income (loss)	18,546,282
Undistributed (accumulated) net realized gain (loss)	27,028,195
Net unrealized appreciation (depreciation) on:
Affiliated investment companies	81,883,342

Net assets	$1,161,676,973

Net assets by class:
Initial Class	$5,062,982
Service Class	1,156,613,991

Shares outstanding:
Initial Class	464,082
Service Class	72,876,499

Net asset value and offering price per share:
Initial Class	$10.91
Service Class	15.87

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income from affiliated investment companies	$22,425,249
Interest income	1

Total investment income	22,425,250

Expenses:
Management and advisory	968,168
Distribution and service:
Service Class	2,426,226
Administration	243,716
Transfer agent	14,368
Trustees	28,522
Audit and tax	31,282
Custody	32,202
Legal	40,970
Printing and shareholder reports	50,636
Other	41,595

Total expenses	3,877,685

Net investment income (loss)	18,547,565

Net realized gain (loss) on transactions from:
Affiliated investment companies	14,571,301
Distributions from affiliated investment companies	13,414,038

Net realized gain (loss)	27,985,339

Net change in unrealized appreciation (depreciation) on:
Affiliated investment companies	66,829,799

Net change in unrealized appreciation (depreciation)	66,829,799

Net realized and change in unrealized gain (loss)	94,815,138

Net increase (decrease) in net assets resulting from operations	$113,362,703

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica BlackRock Tactical Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$18,547,565	$13,130,690
Net realized gain (loss)	27,985,339	15,130,445
Net change in unrealized appreciation (depreciation)	66,829,799	20,910,192
Net increase (decrease) in net assets resulting from operations	113,362,703	49,171,327

Distributions to shareholders:
Net investment income:
Initial Class	(96,403)	(60,001)
Service Class	(13,035,570)	(8,446,368)
Total distributions from net investment income	(13,131,973)	(8,506,369)
Net realized gains:
Initial Class	(101,584)	(90,784)
Service Class	(15,245,892)	(13,909,247)
Total distributions from net realized gains	(15,347,476)	(14,000,031)
Total distributions to shareholders	(28,479,449)	(22,506,400)

Capital share transactions:
Proceeds from shares sold:
Initial Class	2,160,707	2,539,161
Service Class	342,402,965	338,001,143
	344,563,672	340,540,304
Dividends and distributions reinvested:
Initial Class	197,987	150,785
Service Class	28,281,462	22,355,615
	28,479,449	22,506,400
Cost of shares redeemed:
Initial Class	(992,696)	(454,865)
Service Class	(60,381,895)	(16,894,431)
	(61,374,591)	(17,349,296)
Net increase (decrease) in net assets resulting from capital share transactions	311,668,530	345,697,408

Net increase (decrease) in net assets	396,551,784	372,362,335

Net assets:
Beginning of year	765,125,189	392,762,854
End of year	$1,161,676,973	$765,125,189
Undistributed (accumulated) net investment income (loss)	$18,546,282	$13,131,571

Share activity:
Shares issued:
Initial Class	204,642	250,451
Service Class	22,531,421	23,427,396
	22,736,063	23,677,847
Shares issued-reinvested from dividends and distributions:
Initial Class	19,391	15,308
Service Class	1,903,194	1,577,672
	1,922,585	1,592,980
Shares redeemed:
Initial Class	(93,922)	(45,070)
Service Class	(3,970,043)	(1,175,022)
	(4,063,965)	(1,220,092)
Net increase (decrease) in shares outstanding:
Initial Class	130,111	220,689
Service Class	20,464,572	23,830,046
	20,594,683	24,050,735

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica BlackRock Tactical Allocation VP

FINANCIAL HIGHLIGHTS

For the period or years ended:

For a share outstanding throughout each period/year	Initial Class
	December 31, 2013	December 31, 2012	December 31, 2011(A)
Net asset value
Beginning of period/year	$10.11	$9.68	$10.00
Investment operations
Net investment income (loss)(B)(C)	0.23	0.29	0.18
Net realized and unrealized gain (loss)	1.02	0.69	(0.50)
Total investment operations	1.25	0.98	(0.32)
Distributions
Net investment income	(0.22)	(0.22)	—
Net realized gains	(0.23)	(0.33)	—
Total distributions	(0.45)	(0.55)	—
Net asset value
End of period/year	$10.91	$10.11	$9.68
Total return(D)	12.63%	10.23%	(3.20	)%(E)
Net assets end of period/year (000’s)	$5,063	$3,377	$1,096
Ratio and supplemental data
Expenses to average net assets(F)
After (waiver/reimbursement) recapture	0.15%	0.17%	0.15	%(G)
Before (waiver/reimbursement) recapture	0.15%	0.17%	0.15	%(G)
Net investment income (loss) to average net assets(C)	2.19%	2.82%	2.77	%(G)
Portfolio turnover rate(H)	25%	23%	62	%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(D)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the portfolio invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica BlackRock Tactical Allocation VP

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Service Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009(A)
Net asset value
Beginning of period/year	$14.53	$13.70	$13.47	$12.19	$10.00
Investment operations
Net investment income (loss)(B)(C)	0.29	0.33	0.39	0.44	0.34
Net realized and unrealized gain (loss)	1.48	1.03	0.11	0.92	1.85
Total investment operations	1.77	1.36	0.50	1.36	2.19
Distributions
Net investment income	(0.20)	(0.20)	(0.15)	(0.05)	—
Net realized gains	(0.23)	(0.33)	(0.12)	(0.03)	—
Total distributions	(0.43)	(0.53)	(0.27)	(0.08)	—
Net asset value
End of period/year	$15.87	$14.53	$13.70	$13.47	$12.19
Total return(D)	12.35%	10.02%	3.74%	11.24%	21.90	%(E)
Net assets end of period/year (000’s)	$1,156,614	$761,748	$391,667	$192,908	$42,149
Ratio and supplemental data
Expenses to average net assets(F)
After (waiver/reimbursement) recapture	0.40%	0.42%	0.40%	0.42%	0.50	%(G)
Before (waiver/reimbursement) recapture	0.40%	0.42%	0.40%	0.41%	0.61	%(G)
Net investment income (loss) to average net assets(C)	1.90%	2.29%	2.85%	3.47%	4.36	%(G)
Portfolio turnover rate(H)	25%	23%	62%	46%	19	%(E)

(A)	Commenced operations on May 1, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(D)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the portfolio invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Tactical Allocation VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market

Transamerica Series Trust	Annual Report 2013

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $1 billion	0.100%
Over $1 billion	0.080%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.25%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

Transamerica Series Trust	Annual Report 2013

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

During the year ended December 31, 2013, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of affiliated investments purchased and proceeds from affiliated investments sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of affiliated investments:	$525,711,692
Proceeds from maturities and sales of affiliated investments:	246,295,340

There were no transactions in U.S. Government securities during the year ended December 31, 2013.

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions

Transamerica Series Trust	Annual Report 2013

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(1)
Undistributed (accumulated) net investment income (loss)	(881)
Undistributed (accumulated) net realized gain (loss)	882

At December 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2013.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$14,525,980
Long-Term Capital Gain	13,953,469

2012 Distributions paid from:
Ordinary Income	11,641,378
Long-Term Capital Gain	10,865,022

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$18,609,571
Undistributed Long-term Capital Gain	29,148,992
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	79,699,256
Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 7. SUBSEQUENT EVENTS

The Board of Trustees has approved a reorganization pursuant to which the assets of Transamerica Hanlon Income VP (the “Target Portfolio”) would be acquired, and its liabilities would be assumed, by Transamerica BlackRock Tactical Allocation VP (the “Acquiring Portfolio”) in exchange for shares of the Acquiring Portfolio. The Target Portfolio would then be liquidated, and shares of the Acquiring Portfolio would be distributed to Target Portfolio shareholders.

Transamerica Series Trust	Annual Report 2013

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 7. (continued)

Under the reorganization, Target Portfolio shareholders would receive shares of the Acquiring Portfolio with the same aggregate net asset value as their shares of the Target Portfolio. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by Target Portfolio shareholders as a result of the reorganization.

The reorganization does not require shareholder approval but is subject to the satisfaction of certain conditions. An information statement describing the reorganization will be mailed to shareholders of the Target Portfolio in advance of the closing of the reorganization. If the closing conditions are satisfied, the reorganization is expected to occur on or about May 1, 2014. Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the Prospectus.
Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica BlackRock Tactical Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica BlackRock Tactical Allocation VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica BlackRock Tactical Allocation VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica BlackRock Tactical Allocation VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $13,953,469 for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica BNP Paribas Large Cap Growth VP

(formerly, Transamerica Multi Managed Large Cap Core VP)

(unaudited)

MARKET ENVIRONMENT

The fourth quarter rally capped an exceptionally strong year for U.S. equities - the best since 1997. Small cap stocks outperformed large, and growth stocks outperformed value stocks in 2013. Over the last eight months of 2013, the Russell 1000® Growth Index achieved positive returns six times as easy-money policies pushed growth fears to the side and cyclical stocks generally performed best. Investors seemed to have priced in U.S. Federal Reserve (“Fed”) tapering, so December’s announcement of a decrease in bond buying didn’t disrupt the market rally.

PERFORMANCE

For the year ended December 31, 2013, Transamerica BNP Paribas Large Cap Growth VP, Initial Class returned 33.10%. By comparison, its primary and secondary benchmarks, the Russell 1000® Growth Index and the S&P 500®, and returned 33.48% and 32.39%, respectively.

STRATEGY REVIEW

The consumer discretionary, financials, health care and industrials stocks led the way since we started managing the portfolio. Strong stock selection among our holdings in the consumer discretionary and health care sectors helped lift the portfolio on a relative basis. Our technology holdings were the main detractor from our relative results.

Among our holdings in the consumer discretionary sector, Chipotle Mexican Grill, Inc.’s third-quarter earnings jumped as the chain reported that more customers visited its restaurants, boosting sales above expectations. In addition, Las Vegas Sands’ third-quarter earnings jumped as the casino and resort operator recorded a surge in revenue, particularly at its Macau operations. Health services stock McKesson Corp., together with bio-techs Mylan Inc., Celgene Corp. and Gilead Sciences, Inc. all moved higher based on earnings reports that beat expectations. Celgene Corp.’s second-quarter earnings jumped as the drug maker reported stronger revenue from its flagship blood-cancer drug Revlimid. Results beat analyst expectations and the company lifted its full-year guidance. Gilead Sciences, Inc. shares rose as the company reported strong profit growth driven by better than expected revenue. The drug company posted sales gains from its core business of antiviral HIV treatments and made continued progress in its expansion into other disease areas.

In the technology sector, semiconductor stock Broadcom Corp. and storage company F5 Networks (not held at period end) each underperformed. Broadcom Corp. reported a second-quarter loss and wrote down the value of its 2012 purchase of NetLogic Microsystems. F5 Networks shares slid after it lowered its 2014 outlook. Finally, we were impacted by the strong performance of Facebook.

Jeffrey M. Bray, CFA

Pamela J. Woo

Co-Portfolio Managers

BNP Paribas Asset Management, Inc.

Transamerica Series Trust	Annual Report 2013

Transamerica BNP Paribas Large Cap Growth VP

(formerly, Transamerica Multi Managed Large Cap Core VP)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	33.10%	21.43%	8.56%	04/08/1991
Russell 1000® Growth Index(A)	33.48%	20.39%	7.83%
S&P 500®(A)	32.39%	17.94%	7.41%
Service Class	32.81%	21.13%	8.30%	05/01/2003

NOTES

(A) The Russell 1000® Growth Index and the S&P 500® are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2013

Transamerica BNP Paribas Large Cap Growth VP

(formerly, Transamerica Multi Managed Large Cap Core VP)

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio

Transamerica BNP Paribas Large Cap Growth VP
Initial Class	$1,000.00	$1,208.00	$4.28	$1,021.61	$3.91	0.76%
Service Class	1,000.00	1,206.50	5.68	1,020.33	5.20	1.01

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	99.3%
Securities Lending Collateral	3.4
Repurchase Agreement	0.6
Convertible Preferred Stock	0.0
Other Assets and Liabilities - Net	(3.3)
Total	100.0%

Transamerica Series Trust	Annual Report 2013

Transamerica BNP Paribas Large Cap Growth VP

(formerly, Transamerica Multi Managed Large Cap Core VP)

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
CONVERTIBLE PREFERRED STOCK - 0.0%
Automobiles - 0.0%
Better Place, 0.00% (A) (B) (C) (D)	237,480	$ 0

Total Convertible Preferred Stock (cost $593,700)		0

COMMON STOCKS - 99.3%
Aerospace & Defense - 5.4%
Boeing Co.	42,124	5,749,504
Honeywell International, Inc.	48,162	4,400,562
United Technologies Corp.	43,301	4,927,654
Airlines - 1.4%
Delta Air Lines, Inc.	144,895	3,980,266
Auto Components - 1.4%
BorgWarner, Inc. (E)	68,748	3,843,701
Beverages - 3.0%
PepsiCo, Inc.	99,993	8,293,419
Biotechnology - 5.8%
Biogen IDEC, Inc. (D)	12,948	3,622,203
Celgene Corp. (D)	30,171	5,097,692
Gilead Sciences, Inc. (D)	97,327	7,314,124
Capital Markets - 2.6%
Ameriprise Financial, Inc.	24,890	2,863,595
Waddell & Reed Financial, Inc. - Class A	66,593	4,336,536
Chemicals - 4.0%
Eastman Chemical Co.	35,459	2,861,541
LyondellBasell Industries NV - Class A	54,380	4,365,626
Monsanto Co.	32,621	3,801,978
Commercial Services & Supplies - 1.2%
Tyco International, Ltd.	83,674	3,433,981
Computers & Peripherals - 8.3%
Apple, Inc.	25,447	14,278,566
EMC Corp.	196,744	4,948,112
NetApp, Inc.	90,681	3,730,616
Construction & Engineering - 1.1%
Fluor Corp.	38,633	3,101,844
Consumer Finance - 1.5%
Discover Financial Services	74,080	4,144,776
Diversified Financial Services - 1.7%
CME Group, Inc. - Class A	61,202	4,801,909
Diversified Telecommunication Services - 1.5%
Verizon Communications, Inc.	85,027	4,178,227
Energy Equipment & Services - 1.6%
Schlumberger, Ltd.	49,805	4,487,929
Food & Staples Retailing - 2.7%
Costco Wholesale Corp.	25,892	3,081,407
CVS Caremark Corp.	60,723	4,345,945
Health Care Equipment & Supplies - 0.9%
St. Jude Medical, Inc.	39,886	2,470,938
Health Care Providers & Services - 1.8%
McKesson Corp.	30,486	4,920,440
Hotels, Restaurants & Leisure - 4.7%
Chipotle Mexican Grill, Inc. - Class A (D)	8,654	4,610,678
Las Vegas Sands Corp.	72,175	5,692,442
Marriott International, Inc. - Class A	57,527	2,839,533
Industrial Conglomerates - 1.5%
Danaher Corp.	52,737	4,071,296
Internet & Catalog Retail - 3.6%
Amazon.com, Inc. (D)	8,423	3,359,008
priceline.com, Inc. (D)	5,723	6,652,415

	Shares	Value
Internet Software & Services - 5.2%
Google, Inc. - Class A (D)	6,170	$ 6,914,780
LinkedIn Corp. - Class A (D)	11,007	2,386,648
Yahoo! Inc. (D)	126,468	5,114,366
IT Services - 3.0%
Mastercard, Inc. - Class A	10,152	8,481,590
Machinery - 0.5%
Cummins, Inc.	9,146	1,289,312
Media - 4.9%
Comcast Corp. - Class A	103,725	5,390,070
DIRECTV (D)	55,558	3,838,502
Walt Disney Co. - Class A	57,116	4,363,662
Oil, Gas & Consumable Fuels - 2.5%
Anadarko Petroleum Corp. - Class A	22,589	1,791,759
Cabot Oil & Gas Corp.	48,534	1,881,178
Concho Resources, Inc. (D) (E)	29,904	3,229,632
Personal Products - 1.2%
Estee Lauder Cos., Inc. - Class A	45,143	3,400,171
Pharmaceuticals - 4.6%
Actavis PLC (D)	16,840	2,829,120
Bristol-Myers Squibb Co.	111,389	5,920,325
Mylan, Inc. (D)	92,351	4,008,034
Road & Rail - 1.4%
Union Pacific Corp.	22,542	3,787,056
Semiconductors & Semiconductor Equipment - 1.2%
Analog Devices, Inc. - Class A	36,840	1,876,261
Broadcom Corp. - Class A	53,024	1,572,162
Software - 9.4%
Intuit, Inc.	57,278	4,371,457
Microsoft Corp.	350,540	13,120,712
Oracle Corp.	130,721	5,001,386
VMware, Inc. - Class A (D) (E)	40,365	3,621,144
Specialty Retail - 4.4%
Foot Locker, Inc.	61,592	2,552,373
GNC Holdings, Inc. - Class A	74,043	4,327,813
Lowe’s Cos., Inc.	106,688	5,286,390
Textiles, Apparel & Luxury Goods - 2.5%
NIKE, Inc. - Class B	89,147	7,010,520
Tobacco - 2.8%
Altria Group, Inc.	123,981	4,759,631
Lorillard, Inc. (E)	58,000	2,939,440

Total Common Stocks (cost $230,952,905)		275,673,957

SECURITIES LENDING COLLATERAL - 3.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (F)	9,446,660	9,446,660

Total Securities Lending Collateral (cost $9,446,660)		9,446,660

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica BNP Paribas Large Cap Growth VP

(formerly, Transamerica Multi Managed Large Cap Core VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

Principal	Value
REPURCHASE AGREEMENT - 0.6%

State Street Bank & Trust Co.
0.01% (F), dated 12/31/2013, to be repurchased at $1,668,074 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 2.75%, due 01/15/2039, and with a value of $1,704,522.

$ 1,668,073	$ 1,668,073

Total Repurchase Agreement (cost $1,668,073)	1,668,073

Total Investment Securities (cost $242,661,338) (G)	286,788,690
Other Assets and Liabilities - Net - (3.3)%	(9,139,618)

Net Assets - 100.0%	$ 277,649,072

VALUATION SUMMARY: (H)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Convertible Preferred Stock
Automobiles	$—	$—	$0	$0
Common Stocks	275,673,957	—	—	275,673,957
Securities Lending Collateral	9,446,660	—	—	9,446,660
Repurchase Agreement	—	1,668,073	—	1,668,073
Total Investment Securities	$285,120,617	$1,668,073	$0	$286,788,690

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at December 31, 2012	Purchases	Sales	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) (I)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at December 31, 2013 (J)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2013 (I)
Convertible Preferred Stock	$71,244	$—	$—	$—	$—	$(71,244)	$—	$—	$0	$(71,244)

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate fair value of securities is $0, or less than 0.01% of the portfolio’s net assets.
(B)	Restricted security. At December 31, 2013, the portfolio owned the respective securities which were restricted as to public resale:

Investment Securities	Description	Acquisition Date	Cost	Value	Value as % of Net Assets
Convertible Preferred Stock	Better Place	1/25/2010	$593,700	$0	0.00%

(C)	Illiquid. Total aggregate fair value of illiquid securities is $0, or less than 0.01% of the portfolio’s net assets.
(D)	Non-income producing security.
(E)	All or a portion of this security is on loan. The value of all securities on loan is $9,235,004. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(F)	Rate shown reflects the yield at December 31, 2013.
(G)	Aggregate cost for federal income tax purposes is $242,765,650. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $45,804,540 and $1,781,500, respectively. Net unrealized appreciation for tax purposes is $44,023,040.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica BNP Paribas Large Cap Growth VP

(formerly, Transamerica Multi Managed Large Cap Core VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS (continued):

(H)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(I)	Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as Level 3 at year end.
(J)	Level 3 securities were not considered significant to the Portfolio.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica BNP Paribas Large Cap Growth VP

(formerly, Transamerica Multi Managed Large Cap Core VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment securities, at value (cost: $240,993,265) (including securities loaned of $9,235,004)	$285,120,617
Repurchase agreement, at value (cost: $1,668,073)	1,668,073
Receivables:
Shares sold	91,746
Interest	1
Dividends	463,758
Dividend reclaims	24,276
Securities lending income (net)	1,488
Prepaid expenses	4,772

Total assets	287,374,731

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	51,448
Management and advisory fees	162,658
Distribution and service fees	9,184
Administration fees	5,961
Transfer agent fees	694
Trustees fees	102
Audit and tax fees	17,055
Custody fees	2,829
Legal fees	1,867
Printing and shareholder reports fees	26,624
Other	577
Collateral for securities on loan	9,446,660

Total liabilities	9,725,659

Net assets	$277,649,072

Net assets consist of:
Capital stock ($0.01 par value)	$120,213
Additional paid-in capital	190,813,765
Undistributed (accumulated) net investment income (loss)	2,342,353
Undistributed (accumulated) net realized gain (loss)	40,242,501
Net unrealized appreciation (depreciation) on:
Investment securities	44,127,352
Translation of assets and liabilities denominated in foreign currencies	2,888

Net assets	$277,649,072

Net assets by class:
Initial Class	$234,000,496
Service Class	43,648,576

Shares outstanding:
Initial Class	10,155,924
Service Class	1,865,387

Net asset value and offering price per share:
Initial Class	$23.04
Service Class	23.40

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $62,466)	$3,999,759
Interest income	1,014
Securities lending income (net)	72,114

Total investment income	4,072,887

Expenses:
Management and advisory	1,730,053
Distribution and service:
Service Class	88,657
Administration	61,962
Transfer agent	3,567
Trustees	7,263
Audit and tax	17,206
Custody	48,170
Legal	10,841
Printing and shareholder reports	40,704
Other	11,211

Total expenses	2,019,634

Portfolio expenses (waived/reimbursed) recaptured	2,190

Net expenses	2,021,824

Net investment income (loss)	2,051,063

Net realized gain (loss) on transactions from:
Investment securities	66,649,144
Foreign currency transactions	122,335

Net realized gain (loss)	66,771,479

Net change in unrealized appreciation (depreciation) on:
Investment securities	2,039,100
Translation of assets and liabilities denominated in foreign currencies	179,494

Net change in unrealized appreciation (depreciation)	2,218,594

Net realized and change in unrealized gain (loss)	68,990,073

Net increase (decrease) in net assets resulting from operations	$71,041,136

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica BNP Paribas Large Cap Growth VP

(formerly, Transamerica Multi Managed Large Cap Core VP)

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$2,051,063	$2,728,386
Net realized gain (loss)	66,771,479	14,941,962
Net change in unrealized appreciation (depreciation)	2,218,594	16,542,956
Net increase (decrease) in net assets resulting from operations	71,041,136	34,213,304

Distributions to shareholders:
Net investment income:
Initial Class	(2,049,908)	(1,623,599)
Service Class	(280,464)	(160,709)
Total distributions from net investment income	(2,330,372)	(1,784,308)
Total distributions to shareholders	(2,330,372)	(1,784,308)

Capital share transactions:
Proceeds from shares sold:
Initial Class	12,036,444	10,037,460
Service Class	13,694,074	12,039,745
	25,730,518	22,077,205
Dividends and distributions reinvested:
Initial Class	2,049,908	1,623,599
Service Class	280,464	160,709
	2,330,372	1,784,308
Cost of shares redeemed:
Initial Class	(32,343,507)	(35,365,037)
Service Class	(7,965,027)	(6,402,557)
	(40,308,534)	(41,767,594)
Net increase (decrease) in net assets resulting from capital share transactions	(12,247,644)	(17,906,081)

Net increase (decrease) in net assets	56,463,120	14,522,915

Net assets:
Beginning of year	221,185,952	206,663,037
End of year	$277,649,072	$221,185,952
Undistributed (accumulated) net investment income (loss)	$2,342,353	$2,539,474

Share activity:
Shares issued:
Initial Class	611,717	601,409
Service Class	679,726	707,428
	1,291,443	1,308,837
Shares issued-reinvested from dividends and distributions:
Initial Class	102,444	97,925
Service Class	13,796	9,532
	116,240	107,457
Shares redeemed:
Initial Class	(1,619,993)	(2,118,120)
Service Class	(394,665)	(379,064)
	(2,014,658)	(2,497,184)
Net increase (decrease) in shares outstanding:
Initial Class	(905,832)	(1,418,786)
Service Class	298,857	337,896
	(606,975)	(1,080,890)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica BNP Paribas Large Cap Growth VP

(formerly, Transamerica Multi Managed Large Cap Core VP)

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each year	Initial Class
	December 31, 2013		December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$17.48		$15.05	$15.52	$13.12	$9.09
Investment operations
Net investment income (loss)(A)	0.17		0.21	0.13	0.11	0.10
Net realized and unrealized gain (loss)	5.59		2.36	(0.48)	2.38	4.02
Total investment operations	5.76		2.57	(0.35)	2.49	4.12
Distributions
Net investment income	(0.20)		(0.14)	(0.12)	(0.09)	(0.09)
Total distributions	(0.20)		(0.14)	(0.12)	(0.09)	(0.09)
Net asset value
End of year	$23.04		$17.48	$15.05	$15.52	$13.12
Total return(B)	33.10%		17.13%	(2.27)%	19.17%	45.41%
Net assets end of year (000’s)	$234,000		$193,359	$187,862	$206,764	$199,996
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.78%		0.84%	0.82%	0.84%	0.84%
Before (waiver/reimbursement) recapture	0.78%		0.84%	0.82%	0.83%	0.85%
Net investment income (loss) to average net assets	0.86%		1.26%	0.82%	0.79%	0.91%
Portfolio turnover rate	153	%(C)	32%	27%	27%	73%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the portfolio’s sub-adviser.

Note:	Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Service Class
	December 31, 2013		December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$17.76		$15.30	$15.79	$13.36	$9.27
Investment operations
Net investment income (loss)(A)	0.13		0.17	0.09	0.07	0.07
Net realized and unrealized gain (loss)	5.67		2.40	(0.49)	2.43	4.10
Total investment operations	5.80		2.57	(0.40)	2.50	4.17
Distributions
Net investment income	(0.16)		(0.11)	(0.09)	(0.07)	(0.08)
Total distributions	(0.16)		(0.11)	(0.09)	(0.07)	(0.08)
Net asset value
End of year	$23.40		$17.76	$15.30	$15.79	$13.36
Total return(B)	32.81%		16.83%	(2.53)%	18.87%	45.09%
Net assets end of year (000’s)	$43,649		$27,827	$18,801	$16,733	$12,453
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.03%		1.09%	1.07%	1.09%	1.09%
Before (waiver/reimbursement) recapture	1.03%		1.09%	1.07%	1.08%	1.10%
Net investment income (loss) to average net assets	0.62%		1.01%	0.58%	0.54%	0.65%
Portfolio turnover rate	153	%(C)	32%	27%	27%	73%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the portfolio’s sub-adviser.

Note:	Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica BNP Paribas Large Cap Growth VP

(formerly, Transamerica Multi Managed Large Cap Core VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective May 1, 2013, Transamerica Multi Managed Large Cap Core VP changed its name to Transamerica BNP Paribas Large Cap Growth VP (the “Portfolio”). The Portfolio is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica BNP Paribas Large Cap Growth VP

(formerly, Transamerica Multi Managed Large Cap Core VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Transamerica Series Trust	Annual Report 2013

Transamerica BNP Paribas Large Cap Growth VP

(formerly, Transamerica Multi Managed Large Cap Core VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

The restricted and illiquid securities at December 31, 2013 are listed in the Schedule of Investments.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2013 of $25,473 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to

Transamerica Series Trust	Annual Report 2013

Transamerica BNP Paribas Large Cap Growth VP

(formerly, Transamerica Multi Managed Large Cap Core VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

For assets and liabilities for which significant unobservable inputs (Level 3), GAAP requires a reconciliation of the beginning to the ending balances for reported market values that presents changes attributed to the total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of the Portfolio’s Schedule of Investments.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Transamerica Series Trust	Annual Report 2013

Transamerica BNP Paribas Large Cap Growth VP

(formerly, Transamerica Multi Managed Large Cap Core VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

Effective May 1, 2013
First $250 million	0.675%
Over $250 million up to $1 billion	0.650%
Over $1 billion	0.600%

Prior to May 1, 2013
First $250 million	0.750%
Over $250 million	0.700%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest

Transamerica Series Trust	Annual Report 2013

Transamerica BNP Paribas Large Cap Growth VP

(formerly, Transamerica Multi Managed Large Cap Core VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.84%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, the amount recaptured by TAM was $2,190. There were no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub adviser for the year ended December 31, 2013 was $4,045.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$371,203,446
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	381,007,724
U.S. Government	—

Transamerica Series Trust	Annual Report 2013

Transamerica BNP Paribas Large Cap Growth VP

(formerly, Transamerica Multi Managed Large Cap Core VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2012	Ending number of positions at December 31, 2013	Average number of positions(A)
Forward foreign currency contracts	14	—	13	(B)
(A)	Calculated based on positions held at each month end during the current year.
(B)	Although there were no open positions at the beginning and/or the end of the year the Portfolio periodically invested in this derivative during the year.

The table below highlights the types of risk associated with the derivative instruments:

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts	Total
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on forward foreign currency contracts (C)	$149,130	$149,130
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on forward foreign currency transactions (D)	178,736	178,736
Total	$327,866	$327,866
(C)	Included within Net realized gain (loss) on transactions from Foreign currency transactions.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies.

For non-exchange traded derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, and foreign currency transactions.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$84
Undistributed (accumulated) net investment income (loss)	82,188
Undistributed (accumulated) net realized gain (loss)	(82,272)

Transamerica Series Trust	Annual Report 2013

Transamerica BNP Paribas Large Cap Growth VP

(formerly, Transamerica Multi Managed Large Cap Core VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 6. (continued)

At December 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The capital loss carryforwards utilized or expired during the year ended December 31, 2013 were $24,179,929.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$2,330,372
Long-Term Capital Gain	—

2012 Distributions paid from:
Ordinary Income	1,784,308
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$2,324,925
Undistributed Long-term Capital Gain	40,364,241
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	44,025,928
Other Temporary Differences	—

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica BNP Paribas Large Cap Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica BNP Paribas Large Cap Growth VP (formerly, Transamerica Multi Managed Large Cap Core VP) (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica BNP Paribas Large Cap Growth VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica BNP Paribas Large Cap Growth VP

(formerly, Transamerica Multi Managed Large Cap Core VP)

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica Clarion Global Real Estate Securities VP

(unaudited)

MARKET ENVIRONMENT

Global property stocks generated a mid-single digit positive total return over the past twelve months, with positive performance generated in each of the major geographic regions. The positive returns were due in large part to continued improving real estate fundamentals, strong earnings growth, rising dividends, and access to attractively priced capital which in turn helped to fuel value creation via transaction and development activities. Real estate values generally rose during the year. Property shares performed better than bonds but lagged general equities for the first time in years, which may be a harbinger of better relative performance looking forward. Performance during the year was very much a “tale of two markets” as returns were robust during a declining interest rate environment during the first part of the year, only to reverse as interest rates moved higher on “tapering” comments by the U.S. Federal Reserve (“Fed”) in mid-May combined with subsequent positive economic news. Total return was strongest in Europe, due to the significant outperformance produced by U.K. property companies. Japan was a notable outperformer as well, benefiting from the prospects of improved economic growth.

Though 2013 real gross domestic product (“GDP”) underperformed expectations at the start of the year, the forecasts for 2014 have generally increased. Global economic growth prospects appear to be improving despite a sense that the recovery has taken longer and been more tepid than projected several years ago. Projected global GDP growth for 2013 and 2014 is in the 2% and 3% range, respectively, with the U.S. helping to drive 2014 growth at a forecast of 3.4%. Longer-term interest rates are expected to rise in this environment despite an effort by central banks globally to maintain accommodative monetary policy, with policy rates remaining at or near zero for many major global economic players, including the U.S., the Eurozone and Japan.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Clarion Global Real Estate Securities VP, Initial Class returned 3.90%. By comparison, its benchmark, the S&P Developed Property returned 5.86%.

STRATEGY REVIEW

Transamerica Clarion Global Real Estate Securities VP offers a global strategy for real estate securities investors in the U.S. The portfolio generally owns between 80-110 real estate stocks with the goal of outperforming the S&P Developed Property. The portfolio seeks to own attractively priced stocks that own property in markets with favorable underlying real estate fundamentals. The global universe of public real estate companies is approximately three times the size of the U.S. public company universe, which offers additional choices and diversification opportunities to the manager.

During the period, portfolio performance trailed the benchmark return modestly, primarily as the result of asset allocation decisions.

Stock selection was a modest drag on performance during the year as the benefit of good stock selection in the Americas was offset by relative underperformance in the Asia-Pacific region and Europe. More specifically, stock selection in the U.S. and Japan were the two strongest contributors to relative performance in 2013. Stock selection in Continental Europe also added value during the year. Stock selection in Hong Kong, Singapore and the U.K., however, detracted from relative performance for the year. The benefit of positive asset allocation decisions in Europe and the Americas was overshadowed by the impact of positioning in the Asia-Pacific region. Asset allocation in Europe benefited from good positioning on the continent that was largely the result of a timely increase in the second half of the year, while asset allocation in the Americas benefited from an underweight to the underperforming Canadian market. This was not enough to offset the drag from an overweight to the underperforming Hong Kong market. Though we fell short of achieving the relative outperformance we have delivered over the long-term, we are encouraged by our ability to overcome the challenging environment of the first quarter, as evidenced by the meaningful relative outperformance posted in the last three quarters of the year through the value added by favorable asset allocation and our traditional strength of stock selection.

Our portfolio positioning is focused on companies, geographies and property sectors which stand to benefit the most from improving economic conditions. In the U.S., we remain overweight the lodging, central business district (“CBD”) office, industrial and mall sectors and are more cautious on the storage, net lease and healthcare sectors. Positioning emphasizes property types which can more quickly benefit from improving economic conditions and/or property types whose shares outperform in anticipation of this improvement. We remain overweight the lodging sector given that lodging cash flows respond most quickly to improving demand. Office investments are concentrated in coastal CBD markets with a bias toward the west coast plus mid-town Manhattan. Positioning favors west coast markets including San Francisco, Seattle, San Diego and west Los Angeles, and noticeably excludes the Washington D.C. market, which is beset by continued soft demand from the government sector. Retail holdings are primarily focused on the higher quality regional mall companies which continue to generate strong internal growth, despite decelerating retail sales which have weighed on the shares. We remain cautious on healthcare and net lease property types, which generally generate slower growth “bond-like” earnings. Overall, portfolio positioning is positive on U.S. real estate investment trusts, which offer an attractive combination of yield and growth in an improving macro-economic environment.

Transamerica Series Trust	Annual Report 2013

Transamerica Clarion Global Real Estate Securities VP

(unaudited)

STRATEGY REVIEW (continued)

European positions have been increased in recent months on the underwriting belief that much of the poor macro-economic news is reflected in the valuation of property stocks and the “tail risks” of a Eurozone collapse have diminished further, particularly as economic and property company releases have demonstrated signs of improvement. While significant long-term risks remain in the Eurozone—risks which occasionally flare up and which current portfolio positioning reflects - select property companies are proving that they can steadily grow cash flow per share in this environment. Investments are focused on those with higher growth characteristics, such as London office companies, as well as those with more value via current yield, including many companies in the Eurozone, some which may potentially benefit from increased corporate activity. In the Asia-Pacific region, we maintain an overweight position in the major Tokyo-based real estate companies.

T. Ritson Ferguson, CFA

Steven D. Burton, CFA

Joseph P. Smith, CFA

Co-Portfolio Managers

CBRE Clarion Securities LLC

Transamerica Series Trust	Annual Report 2013

Transamerica Clarion Global Real Estate Securities VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	3.90%	13.61%	8.12%	05/01/1998
S&P Developed Property(A)	5.86%	16.62%	8.71%
Service Class	3.71%	13.31%	7.85%	05/01/2003

NOTES

(A) The S&P Developed Property is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the class. You cannot invest directly in an index.

The S&P Developed Property defines and measures the investable universe of publicly traded property companies domiciled in developed markets.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investments in a “non-diversified” portfolio may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified portfolio. Investing in real estate poses certain risks related to overall and specific economic conditions, credit risk, interest rate fluctuations, as well as risks related to an individual property due to extended vacancies and uninsured damage losses from natural disasters. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Clarion Global Real Estate Securities VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio

Transamerica Clarion Global Real Estate Securities VP
Initial Class	$1,000.00	$1,029.50	$4.71	$1,020.84	$4.69	0.91%
Service Class	1,000.00	1,028.00	5.99	1,019.57	5.97	1.16

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	98.6%
Securities Lending Collateral	7.8
Repurchase Agreement	1.0
Warrant	0.0	(A)
Other Assets and Liabilities - Net	(7.4)
Total	100.0%

(A)	Percentage rounds to less than 0.1%

Transamerica Series Trust	Annual Report 2013

Transamerica Clarion Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
COMMON STOCKS - 98.6%
Australia - 6.2%
Dexus Property Group - REIT (A)	3,910,160	$ 3,508,840
Federation Centres, Ltd. - REIT (A)	1,276,100	2,666,266
Goodman Group - REIT	946,321	3,996,709
Investa Office Fund - REIT (A)	637,700	1,782,230
Mirvac Group - REIT	4,238,214	6,357,627
Stockland - REIT (A)	776,800	2,503,914
Westfield Group - REIT	202,870	1,827,729
Westfield Retail Trust - REIT (A)	1,065,057	2,824,439
Austria - 0.1%
Atrium European Real Estate, Ltd. (B)	69,800	402,896
Canada - 0.7%
Boardwalk Real Estate Investment Trust - REIT	29,100	1,639,572
Calloway Real Estate Investment Trust - REIT	26,400	625,299
RioCan Real Estate Investment Trust - REIT	26,000	606,279
France - 3.0%
Fonciere Des Regions - REIT	20,238	1,747,048
Gecina SA - REIT	15,570	2,056,928
ICADE - REIT	22,802	2,122,720
Klepierre - REIT	114,794	5,319,604
Mercialys SA - REIT	42,060	882,394
Germany - 0.8%
LEG Immobilien AG (B)	55,500	3,282,624
Hong Kong - 6.4%
Cheung Kong Holdings, Ltd.	357,843	5,653,091
China Overseas Land & Investment, Ltd. (A)	456,900	1,284,503
Link REIT - REIT	910,200	4,425,227
Sino Land Co., Ltd.	1,653,371	2,260,131
Sun Hung Kai Properties, Ltd.	566,955	7,194,508
Swire Properties, Ltd.	480,900	1,215,537
Wharf Holdings, Ltd.	561,337	4,285,513
Japan - 20.4%
Activia Properties, Inc. - REIT (A)	165	1,300,267
Daito Trust Construction Co., Ltd.	36,200	3,384,264
Daiwa House Industry Co., Ltd.	131,392	2,545,745
GLP J-REIT	1,142	1,115,425
Hulic Co., Ltd. (A)	146,480	2,167,795
Japan Hotel REIT Investment Corp.	1,703	816,433
Japan Real Estate Investment Corp. - REIT	1,250	6,687,579
Japan Retail Fund Investment Corp. - Class A REIT	3,104	6,315,686
Kenedix Realty Investment Corp. - Class A REIT	476	2,259,172
Mitsubishi Estate Co., Ltd.	606,010	18,135,473
Mitsui Fudosan Co., Ltd.	486,810	17,559,550
Nippon Building Fund, Inc. - REIT (A)	524	3,044,551
Nippon ProLogis REIT, Inc.	199	1,906,213
ORIX, Inc. - Class A REIT	1,010	1,263,562
Sumitomo Realty & Development Co., Ltd.	185,400	9,238,006
Tokyo Tatemono Co., Ltd. (A)	275,700	3,065,775
United Urban Investment Corp. - Class A REIT	1,747	2,511,010
Netherlands - 4.6%
Corio NV - REIT	19,270	863,554
Eurocommercial Properties NV - CVA	48,151	2,044,207
Nieuwe Steen Investments NV - REIT	447,820	2,833,902
Unibail-Rodamco SE - REIT	50,401	12,913,946

	Shares	Value
Singapore - 4.9%
Ascendas Real Estate Investment Trust - REIT	942,100	$ 1,642,395
CapitaCommercial Trust - REIT (A)	3,190,000	3,665,359
CapitaLand, Ltd.	325,981	782,695
CapitaMall Trust - REIT	567,469	856,633
CapitaMalls Asia, Ltd. (A)	1,184,000	1,838,932
Frasers Centrepoint Trust - REIT	562,300	784,221
Global Logistic Properties, Ltd. - Class L	2,377,600	5,444,958
Hongkong Land Holdings, Ltd.	606,039	3,575,630
Mapletree Greater China Commercial Trust - REIT (A)	2,288,600	1,523,376
Sweden - 0.8%
Castellum AB	133,465	2,078,084
Hufvudstaden AB - Class A	94,204	1,261,831
Switzerland - 0.5%
PSP Swiss Property AG (B)	24,216	2,052,068
United Kingdom - 5.9%
British Land Co., PLC - REIT	301,369	3,139,037
Derwent London PLC - REIT	87,679	3,622,541
Great Portland Estates PLC - REIT	392,206	3,890,347
Hammerson PLC - REIT	482,414	4,010,244
Land Securities Group PLC - REIT	529,222	8,443,778
Safestore Holdings PLC - REIT	398,205	1,061,646
United States - 44.3%
American Homes 4 Rent - Class A REIT (A)	49,400	800,280
AvalonBay Communities, Inc. - REIT	24,349	2,878,782
BioMed Realty Trust, Inc. - Basis B REIT	172,800	3,131,136
Boston Properties, Inc. - REIT	52,000	5,219,240
Brandywine Realty Trust - REIT (A)	185,600	2,615,104
BRE Properties, Inc. - REIT	77,100	4,218,141
Brixmor Property Group, Inc. - REIT	106,200	2,159,046
DDR Corp. - REIT (A)	281,400	4,325,118
Douglas Emmett, Inc. - REIT	138,200	3,218,678
Duke Realty Corp. - REIT	304,600	4,581,184
Equity Residential - REIT	144,536	7,497,082
Essex Property Trust, Inc. - REIT	21,190	3,040,977
Extended Stay America, Inc. (B)	37,900	995,254
Federal Realty Investment Trust - REIT	6,000	608,460
General Growth Properties, Inc. - REIT	339,706	6,817,899
HCP, Inc. - REIT	42,400	1,539,968
Health Care REIT, Inc.	158,245	8,477,185
Healthcare Realty Trust, Inc. - REIT	111,100	2,367,541
Healthcare Trust of America, Inc. - Class A REIT (A)	114,300	1,124,712
Highwoods Properties, Inc. - REIT (A)	70,000	2,531,900
Hilton Worldwide Holdings, Inc. (A) (B)	158,400	3,524,400
Host Hotels & Resorts, Inc. - REIT	594,405	11,555,233
Kilroy Realty Corp. - REIT	113,000	5,670,340
Kimco Realty Corp. - REIT	242,300	4,785,425
Lexington Realty Trust - REIT (A)	218,200	2,227,822
Liberty Property Trust - Series C REIT	151,925	5,145,700
Macerich Co. - Class A REIT	106,992	6,300,759
Pebblebrook Hotel Trust - REIT	52,200	1,605,672
Post Properties, Inc. - REIT	79,700	3,604,831
ProLogis, Inc. - Class A REIT	245,310	9,064,205
Public Storage - REIT	31,730	4,776,000
Ramco-Gershenson Properties Trust - REIT	80,800	1,271,792
Senior Housing Properties Trust - REIT	105,200	2,338,596
Simon Property Group, Inc. - REIT	99,269	15,104,771

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Clarion Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
United States (continued)
SL Green Realty Corp. - REIT	87,100	$ 8,046,298
Starwood Hotels & Resorts Worldwide, Inc.	36,900	2,931,705
Strategic Hotels & Resorts, Inc. - REIT (B)	238,100	2,250,045
Sunstone Hotel Investors, Inc. - REIT	127,950	1,714,530
Tanger Factory Outlet Centers - REIT	37,270	1,193,385
Taubman Centers, Inc. - REIT	40,971	2,618,866
UDR, Inc. - REIT	236,084	5,512,561
Ventas, Inc. - REIT	28,313	1,621,769
Vornado Realty Trust - Class A REIT	87,885	7,803,309
Weyerhaeuser Co. - REIT	69,700	2,200,429

Total Common Stocks (cost $364,698,358)		403,133,648

WARRANT - 0.0% (C)
India - 0.0% (C)
Unitech, Ltd. Expiration: 05/28/2014 Exercise Price: $0.00	355,200	88,800

Total Warrant (cost $2,187,536)		88,800

SECURITIES LENDING COLLATERAL - 7.8%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (D)	31,706,340	31,706,340

Total Securities Lending Collateral (cost $31,706,340)		31,706,340

Principal	Value
REPURCHASE AGREEMENT - 1.0%

State Street Bank & Trust Co.
0.01% (D), dated 12/31/2013, to be repurchased at $4,265,151 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 07/25/2037, and with a value of $4,350,619.

$ 4,265,148	$ 4,265,148

Total Repurchase Agreement (cost $4,265,148)	4,265,148

Total Investment Securities (cost $402,857,382) (E)	439,193,936
Other Assets and Liabilities - Net - (7.4)%	(30,237,364)

Net Assets - 100.0%	$ 408,956,572

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investment Securities	Value
Real Estate Investment Trusts	67.4%	$295,911,034
Real Estate Management & Development	22.7	99,860,055
Hotels, Restaurants & Leisure	1.7	7,451,359

Investment Securities, at Value	91.8	403,222,448
Short-Term Investments	8.2	35,971,488

Total Investments	100.0%	$439,193,936

VALUATION SUMMARY: (F)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Common Stocks	$183,887,280	$219,246,368	$—	$403,133,648
Warrant	—	88,800	—	88,800
Securities Lending Collateral	31,706,340	—	—	31,706,340
Repurchase Agreement	—	4,265,148	—	4,265,148
Total Investment Securities	$215,593,620	$223,600,316	$—	$439,193,936

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $30,283,826. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Percentage rounds to less than 0.1%.
(D)	Rate shown reflects the yield at December 31, 2013.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Clarion Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS (continued):

(E)	Aggregate cost for federal income tax purposes is $414,108,754. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $39,434,287 and $14,349,105, respectively. Net unrealized appreciation for tax purposes is $25,085,182.
(F)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITIONS:

CVA	Dutch Certificate - Depositary Receipt
REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Clarion Global Real Estate Securities VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment securities, at value (cost: $398,592,234) (including securities loaned of $30,283,826)	$434,928,788
Repurchase agreement, at value (cost: $4,265,148)	4,265,148
Foreign currency, at value (cost: $5,774)	5,765
Receivables:
Shares sold	38,508
Investment securities sold	396,176
Interest	1
Dividends	1,437,673
Dividend reclaims	81,835
Securities lending income (net)	4,575
Prepaid expenses	7,305

Total assets	441,165,774

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	90,801
Management and advisory fees	279,618
Distribution and service fees	17,164
Administration fees	8,843
Transfer agent fees	1,137
Trustees fees	118
Audit and tax fees	26,411
Custody fees	25,222
Legal fees	2,311
Printing and shareholder reports fees	51,220
Other	17
Collateral for securities on loan	31,706,340

Total liabilities	32,209,202

Net assets	$408,956,572

Net assets consist of:
Capital stock ($0.01 par value)	$347,564
Additional paid-in capital	525,338,659
Undistributed (distributions in excess of) net investment income (loss)	(910,352)
Undistributed (accumulated) net realized gain (loss)	(152,154,652)
Net unrealized appreciation (depreciation) on:
Investment securities	36,336,554
Translation of assets and liabilities denominated in foreign currencies	(1,201)

Net assets	$408,956,572

Net assets by class:
Initial Class	$329,289,948
Service Class	79,666,624

Shares outstanding:
Initial Class	28,206,034
Service Class	6,550,406

Net asset value and offering price per share:
Initial Class	$11.67
Service Class	12.16

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $618,119)	$12,049,863
Interest income	1,382
Securities lending income (net)	62,380

Total investment income	12,113,625

Expenses:
Management and advisory	3,382,004
Distribution and service:
Service Class	194,147
Administration	107,081
Transfer agent	6,222
Trustees	12,972
Audit and tax	45,752
Custody	225,167
Legal	18,729
Printing and shareholder reports	44,979
Other	18,758

Total expenses	4,055,811

Net investment income (loss)	8,057,814

Net realized gain (loss) on transactions from:
Investment securities	28,883,949
Foreign currency transactions	(93,522)

Net realized gain (loss)	28,790,427

Net change in unrealized appreciation (depreciation) on:
Investment securities	(23,171,326)
Translation of assets and liabilities denominated in foreign currencies	(1,232)

Net change in unrealized appreciation (depreciation)	(23,172,558)

Net realized and change in unrealized gain (loss)	5,617,869

Net increase (decrease) in net assets resulting from operations	$13,675,683

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Clarion Global Real Estate Securities VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$8,057,814	$7,434,863
Net realized gain (loss)	28,790,427	18,028,223
Net change in unrealized appreciation (depreciation)	(23,172,558)	51,861,131
Net increase (decrease) in net assets resulting from operations	13,675,683	77,324,217

Distributions to shareholders:
Net investment income:
Initial Class	(19,589,264)	(9,824,225)
Service Class	(4,009,942)	(1,972,714)
Total distributions from net investment income	(23,599,206)	(11,796,939)
Total distributions to shareholders	(23,599,206)	(11,796,939)

Capital share transactions:
Proceeds from shares sold:
Initial Class	33,940,524	75,794,445
Service Class	28,355,088	25,308,116
	62,295,612	101,102,561
Dividends and distributions reinvested:
Initial Class	19,589,264	9,824,225
Service Class	4,009,942	1,972,714
	23,599,206	11,796,939
Cost of shares redeemed:
Initial Class	(58,761,731)	(86,990,360)
Service Class	(19,570,147)	(13,087,227)
	(78,331,878)	(100,077,587)
Net increase (decrease) in net assets resulting from capital share transactions	7,562,940	12,821,913

Net increase (decrease) in net assets	(2,360,583)	78,349,191

Net assets:
Beginning of year	411,317,155	332,967,964
End of year	$408,956,572	$411,317,155
Undistributed (distributions in excess of) net investment income (loss)	$(910,352)	$7,218,726

Share activity:
Shares issued:
Initial Class	2,717,409	6,633,958
Service Class	2,208,761	2,200,127
	4,926,170	8,834,085
Shares issued-reinvested from dividends and distributions:
Initial Class	1,763,210	885,863
Service Class	346,281	170,946
	2,109,491	1,056,809
Shares redeemed:
Initial Class	(5,017,178)	(8,071,461)
Service Class	(1,553,016)	(1,143,759)
	(6,570,194)	(9,215,220)
Net increase (decrease) in shares outstanding:
Initial Class	(536,559)	(551,640)
Service Class	1,002,026	1,227,314
	465,467	675,674

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Clarion Global Real Estate Securities VP

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each year	Initial Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$11.92	$9.86	$11.30	$10.46	$7.84
Investment operations
Net investment income (loss)(A)	0.23	0.24	0.25	0.21	0.23
Net realized and unrealized gain (loss)	0.20	2.22	(0.88)	1.32	2.39
Total investment operations	0.43	2.46	(0.63)	1.53	2.62
Distributions
Net investment income	(0.68)	(0.40)	(0.81)	(0.69)	—
Total distributions	(0.68)	(0.40)	(0.81)	(0.69)	—
Net asset value
End of year	$11.67	$11.92	$9.86	$11.30	$10.46
Total return(B)	3.90%	25.25%	(5.74)%	15.67%	33.42%
Net assets end of year (000’s)	$329,290	$342,553	$288,708	$495,241	$493,900
Ratio and supplemental data
Expenses to average net assets	0.90%	0.92%	0.88%	0.90%	0.91%
Net investment income (loss) to average net assets	1.93%	2.15%	2.24%	2.01%	2.73%
Portfolio turnover rate	38%	53%	36%	60%	61%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Service Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$12.39	$10.24	$11.72	$10.84	$8.15
Investment operations
Net investment income (loss)(A)	0.21	0.21	0.21	0.17	0.22
Net realized and unrealized gain (loss)	0.22	2.32	(0.90)	1.38	2.47
Total investment operations	0.43	2.53	(0.69)	1.55	2.69
Distributions
Net investment income	(0.66)	(0.38)	(0.79)	(0.67)	—
Total distributions	(0.66)	(0.38)	(0.79)	(0.67)	—
Net asset value
End of year	$12.16	$12.39	$10.24	$11.72	$10.84
Total return(B)	3.71%	24.98%	(6.01)%	15.30%	33.01%
Net assets end of year (000’s)	$79,667	$68,764	$44,260	$33,421	$18,785
Ratio and supplemental data
Expenses to average net assets	1.15%	1.17%	1.13%	1.15%	1.16%
Net investment income (loss) to average net assets	1.64%	1.85%	1.89%	1.59%	2.46%
Portfolio turnover rate	38%	53%	36%	60%	61%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Clarion Global Real Estate Securities VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Transamerica Series Trust	Annual Report 2013

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Commissions recaptured during the year ended December 31, 2013 of $38,235 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REITs”): Dividend income related to a REIT is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities.

Transamerica Series Trust	Annual Report 2013

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica

Transamerica Series Trust	Annual Report 2013

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2013:

	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative VP	$12,568,110	3.07%
Transamerica Asset Allocation-Growth VP	14,892,075	3.64
Transamerica Asset Allocation-Moderate Growth VP	64,260,494	15.72
Transamerica Asset Allocation-Moderate VP	66,257,085	16.21
Transamerica ING Balanced Allocation VP	120,454	0.03
Transamerica ING Conservative Allocation VP	13,415	0.00	(A)
Transamerica ING Moderate Growth Allocation VP	87,053	0.02
Transamerica International Moderate Growth VP	21,970,676	5.37
Total	$180,169,362	44.06%

(A)	Percentage rounds to less than 0.01%

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $250 million	0.800%
Over $250 million up to $500 million	0.775%
Over $500 million up to $1 billion	0.700%
Over $1 billion	0.650%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
1.00%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

Transamerica Series Trust	Annual Report 2013

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$161,567,913
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	163,426,359
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, passive foreign investment companies, and foreign currency transactions.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax

Transamerica Series Trust	Annual Report 2013

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$1,887
Undistributed (accumulated) net investment income (loss)	7,412,314
Undistributed (accumulated) net realized gain (loss)	(7,414,201)

At December 31, 2013, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 103,798,066	December 31, 2017
45,891,003	December 31, 2018

The capital loss carryforwards utilized or expired during the year ended December 31, 2013 were $18,675,453.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$23,599,206
Long-Term Capital Gain	—

2012 Distributions paid from:
Ordinary Income	11,796,939
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$7,548,301
Undistributed Long-term Capital Gain	—
Capital Loss Carryforwards	(149,689,069)
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	25,086,582
Other Temporary Differences	324,535

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Clarion Global Real Estate Securities VP:

We have audited the accompanying statement of assets and liabilities , including the schedule of investments, of Transamerica Clarion Global Real Estate Securities VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Clarion Global Real Estate Securities VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica Clarion Global Real Estate Securities VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica Hanlon Income VP

(unaudited)

MARKET ENVIRONMENT

The year 2013 will go down as a great one for U.S. equity markets. With the Dow Industrials Average up over 25%, and most other domestic indices returning 30% or more, it doesn’t get much better for stocks. Volatility was mostly low throughout the year, as investors got behind a steadily improving economy and strong support from the U.S. Federal Reserve (“Fed”) in the way of monetary policy.

Lost in the banner year for U.S. equities might have been the general struggle of fixed income markets. Starting in May and continuing through the end of the year, interest rates steadily rose, with the U.S. 10-Year Treasury rate moving from a low of 1.63% all the way to 3.03% by year-end. The constant chatter regarding potential “tapering” by the Fed of their $85 billion monthly bond-buying program had many bond investors on edge. Simply the threat of tapering was the only catalyst bonds needed to fall, as their values were already tenuously high with interest rates at historic lows.

U.S. Treasuries, investment-grade corporate bonds, municipal bonds, and foreign debt (both corporate and sovereign, from both developed and emerging markets) all struggled in 2013, posting losses. The fixed income world did have some bright spots, though. High yield corporate debt (junk bonds), floating rate bonds (bank loan), and convertible bonds all bucked the trend, posting gains for the year. Both convertibles and high yield bonds are somewhat of equity proxies, as their success is often correlated to corporate health. Floating rate bonds are generally hedged against interest rates, hence their success. The Transamerica Hanlon Income VP was significantly invested in all three of these bond sectors throughout the year, with the greatest concentration by far being in high yield bonds. The success of these three bond sectors in 2013 heavily contributed to the relative outperformance by the portfolio among fixed income securities for the year.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Hanlon Income VP, Initial Class returned 3.19%. By comparison, its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index and the Bank of America Merrill Lynch 3-Month Treasury Bill Index, returned (2.02)% and 0.07%, respectively.

STRATEGY REVIEW

The portfolio employs tactical asset allocation through intermediate-term trend following. The goal is to generate good risk-adjusted returns by participating in positive trending markets, while avoiding falling markets in order to preserve capital, reduce downside volatility, and avoid large draw-downs.

The portfolio entered 2013 fully invested in bonds, with little cash. By far the heaviest weightings (nearly 2/3 of the portfolio) were concentrated in high yield bond Exchange-Traded Funds (“ETFs”). Emerging market debt was also a large holding, with a greater than 20% position. A convertible bond ETF made up the rest of the portfolio. All three of these sectors were exhibiting strong positive trends as the calendar turned from 2012 to 2013.

In January and February there was a bit of shuffling amongst the holdings, but the portfolio remained relatively fully invested into May. The high yield bond position was slightly reduced in February as that asset’s strong trend took a breather. Additionally, there was some rotation amongst the emerging market debt holdings, and by the end of January only local currency denominated versions of those ETFs were held.

In June we raised significant levels of cash, as nearly all asset classes declined sharply with interest rates spiking. After reinvesting in July, we again went cash heavy in August, before getting fully invested once again in September. Following September, there was little change to the portfolio’s holdings for the remainder of 2013.

High yield bond ETFs were generally the securities of choice for gaining market exposure during those times we were invested. The broad market decline in May and June hit emerging market bonds hard, and they did not recover throughout the remainder of the year. As a result, we did not own them again. Instead we invested portions of the portfolio into a Bank Loan ETF, as well as increased weightings in high yield bonds. The convertible bond ETF position remained in the portfolio for the entire year.

The individual holding that had the greatest positive impact on the portfolio was easily the SPDR Barclays Convertible Securities ETF. Convertibles were by far the best performing bond sector in 2013. Collectively as a sector, high yield bonds had the largest positive impact to the portfolio. Our movement in and out of both the iShares iBoxx High Yield Corporate Bond ETF and the SPDR Barclays High Yield Bond ETF greatly contributed to the portfolio’s gains.

Transamerica Series Trust	Annual Report 2013

Transamerica Hanlon Income VP

(unaudited)

STRATEGY REVIEW (continued)

Emerging market bonds as a sector had the largest negative impact to the portfolio, with both the PowerShares Emerging Market Sovereign Debt ETF and the Market Vectors Emerging Markets Local Currency Bond ETF having an effect. The Market Vectors High Yield Muni ETF also contributed to losses within the portfolio.

Sean Hanlon

Portfolio Manager

Hanlon Investment Management, Inc.

Transamerica Series Trust	Annual Report 2013

Transamerica Hanlon Income VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	10 Years or Life of Class	Inception Date
Initial Class	3.19%	4.52%	05/01/2009
Barclays U.S. Aggregate Bond Index(A)	(2.02)%	4.66%
Bank of America Merrill Lynch 3-Month Treasury Bill Index(A)	0.07%	0.12%
Service Class	2.94%	4.28%	05/01/2009

NOTES

(A) The Barclays U.S. Aggregate Bond Index and the Bank of America Merrill Lynch 3-Month Treasury Bill Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. The Bank of America Merrill Lynch 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month, which is subsequently sold at the end of the month and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Tactical asset allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical asset allocation portfolio will not guarantee a profit nor protect against a loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Hanlon Income VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)

Transamerica Hanlon Income VP
Initial Class	$1,000.00	$1,035.50	$5.03	$1,020.54	$4.99	0.97%
Service Class	1,000.00	1,034.90	6.33	1,019.26	6.28	1.22

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

Transamerica Series Trust	Annual Report 2013

Transamerica Hanlon Income VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Capital Markets	98.8%
Securities Lending Collateral	25.6
Short-Term Investment Companies	0.5
Repurchase Agreement	0.1
Other Assets and Liabilities - Net	(25.0)
Total	100.0%

Transamerica Series Trust	Annual Report 2013

Transamerica Hanlon Income VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
INVESTMENT COMPANIES - 98.8%
Capital Markets - 98.8%
iShares iBoxx $ High Yield Corporate Bond ETF (A)	639,281	$ 59,376,419
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	219,829	23,381,013
PowerShares Fundamental High Yield Corporate Bond Portfolio (A)	280,975	5,397,530
SPDR Barclays Convertible Securities ETF (A)	309,700	14,472,281
SPDR Barclays High Yield Bond ETF (A)	1,466,578	59,484,404
SPDR Barclays Short Term High Yield Bond ETF	466,776	14,404,707

Total Investment Companies (cost $171,289,907)		176,516,354

SHORT-TERM INVESTMENT COMPANIES - 0.5%
SSC Government Money Market Fund	241,888	241,888
SSgA Money Market Fund	241,888	241,888
SSgA Prime Money Market Fund	241,889	241,889
State Street Institutional Liquid Reserves Fund	241,889	241,889

Total Short-Term Investment Companies (cost $967,554)		967,554

	Shares	Value
SECURITIES LENDING COLLATERAL - 25.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (B)	45,629,953	$ 45,629,953

Total Securities Lending Collateral (cost $45,629,953)		45,629,953

	Principal	Value
REPURCHASE AGREEMENT - 0.1%
State Street Bank & Trust Co. 0.01% (B), dated 12/31/2013, to be repurchased at $241,889 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 10/15/2040, and with a value of $248,462.	$ 241,889	241,889

Total Repurchase Agreement (cost $241,889)		241,889

Total Investment Securities (cost $218,129,303) (C)		223,355,750
Other Assets and Liabilities - Net - (25.0)%		(44,739,911)

Net Assets - 100.0%		$ 178,615,839

VALUATION SUMMARY: (D)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Investment Companies	$176,516,354	$—	$—	$176,516,354
Short-Term Investment Companies	967,554	—	—	967,554
Securities Lending Collateral	45,629,953	—	—	45,629,953
Repurchase Agreement	—	241,889	—	241,889
Total Investment Securities	$223,113,861	$241,889	$—	$223,355,750

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $44,643,846. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate shown reflects the yield at December 31, 2013.
(C)	Aggregate cost for federal income tax purposes is $221,103,262. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $2,252,488.
(D)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITIONS:

ETF	Exchange-Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Hanlon Income VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investments in investment companies, at value (cost: $217,887,414) (including securities loaned of $44,643,846)	$223,113,861
Repurchase agreement, at value (cost: $241,889)	241,889
Receivables:
Shares sold	203,779
Interest	48
Dividends	885,472
Securities lending income (net)	22,659
Prepaid expenses	3,418

Total assets	224,471,126

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	11,181
Management and advisory fees	141,488
Distribution and service fees	33,559
Administration fees	3,930
Transfer agent fees	517
Trustees fees	51
Audit and tax fees	14,589
Custody fees	999
Legal fees	1,147
Printing and shareholder reports fees	17,532
Other	341
Collateral for securities on loan	45,629,953

Total liabilities	45,855,287

Net assets	$178,615,839

Net assets consist of:
Capital stock ($0.01 par value)	$160,718
Additional paid-in capital	176,310,921
Undistributed (accumulated) net investment income (loss)	6,998,638
Undistributed (accumulated) net realized gain (loss)	(10,080,885)
Net unrealized appreciation (depreciation) on:
Investment companies	5,226,447

Net assets	$178,615,839

Net assets by class:
Initial Class	$26,193,415
Service Class	152,422,424

Shares outstanding:
Initial Class	2,348,841
Service Class	13,722,983

Net asset value and offering price per share:
Initial Class	$11.15
Service Class	11.11

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income from investment companies	$9,052,104
Interest income	8,365
Securities lending income (net)	371,404

Total investment income	9,431,873

Expenses:
Management and advisory	1,832,793
Distribution and service:
Service Class	439,219
Administration	50,911
Transfer agent	2,866
Trustees	6,188
Audit and tax	14,739
Custody	19,422
Legal	8,522
Printing and shareholder reports	23,779
Other	9,481

Total expenses	2,407,920

Net investment income (loss)	7,023,953

Net realized gain (loss) on transactions from:
Investment companies	882,767
Distributions from investment companies	12,051

Net realized gain (loss)	894,818

Net change in unrealized appreciation (depreciation) on:
Investment companies	(2,182,917)

Net change in unrealized appreciation (depreciation)	(2,182,917)

Net realized and change in unrealized gain (loss)	(1,288,099)

Net increase (decrease) in net assets resulting from operations	$5,735,854

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Hanlon Income VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$7,023,953	$9,020,365
Net realized gain (loss)	894,818	(3,375,466)
Net change in unrealized appreciation (depreciation)	(2,182,917)	2,796,691
Net increase (decrease) in net assets resulting from operations	5,735,854	8,441,590

Distributions to shareholders:
Net investment income:
Initial Class	(1,242,358)	(721,822)
Service Class	(7,048,706)	(4,715,916)
Total distributions from net investment income	(8,291,064)	(5,437,738)
Total distributions to shareholders	(8,291,064)	(5,437,738)

Capital share transactions:
Proceeds from shares sold:
Initial Class	2,206,534	5,579,079
Service Class	8,598,260	32,476,510
	10,804,794	38,055,589
Dividends and distributions reinvested:
Initial Class	1,242,358	721,822
Service Class	7,048,706	4,715,916
	8,291,064	5,437,738
Cost of shares redeemed:
Initial Class	(7,399,359)	(6,984,126)
Service Class	(67,364,324)	(63,962,892)
	(74,763,683)	(70,947,018)
Net increase (decrease) in net assets resulting from capital share transactions	(55,667,825)	(27,453,691)

Net increase (decrease) in net assets	(58,223,035)	(24,449,839)

Net assets:
Beginning of year	236,838,874	261,288,713
End of year	$178,615,839	$236,838,874
Undistributed (accumulated) net investment income (loss)	$6,998,638	$8,289,551

Share activity:
Shares issued:
Initial Class	195,401	499,233
Service Class	765,439	2,901,006
	960,840	3,400,239
Shares issued-reinvested from dividends and distributions:
Initial Class	116,000	64,738
Service Class	659,991	424,857
	775,991	489,595
Shares redeemed:
Initial Class	(652,802)	(621,616)
Service Class	(6,002,786)	(5,720,593)
	(6,655,588)	(6,342,209)
Net increase (decrease) in shares outstanding:
Initial Class	(341,401)	(57,645)
Service Class	(4,577,356)	(2,394,730)
	(4,918,757)	(2,452,375)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Hanlon Income VP

FINANCIAL HIGHLIGHTS

For the period or years ended:

For a share outstanding throughout each period/year	Initial Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009 (A)
Net asset value
Beginning of period/year	$11.33	$11.19	$11.08	$11.09	$10.00
Investment operations
Net investment income (loss)(B)(C)	0.42	0.43	0.27	0.24	0.35
Net realized and unrealized gain (loss)	(0.08)	(0.02)	0.08	(0.20)	0.74
Total investment operations	0.34	0.41	0.35	0.04	1.09
Distributions
Net investment income	(0.52)	(0.27)	(0.19)	(0.02)	—
Net realized gains	—	—	(0.05)	(0.03)	—
Total distributions	(0.52)	(0.27)	(0.24)	(0.05)	—
Net asset value
End of period/year	$11.15	$11.33	$11.19	$11.08	$11.09
Total return(D)	3.19%	3.73%	3.16%	0.39%	10.90	%(E)
Net assets end of period/year (000’s)	$26,193	$30,480	$30,757	$29,069	$17,794
Ratio and supplemental data
Expenses to average net assets(F)
After (waiver/reimbursement) recapture	0.97%	0.96%	0.95%	0.98%	1.00	%(G)
Before (waiver/reimbursement) recapture	0.97%	0.96%	0.95%	0.97%	1.32	%(G)
Net investment income (loss) to average net assets(C)	3.69%	3.84%	2.44%	2.15%	4.90	%(G)
Portfolio turnover rate(H)	264%	257%	297%	525%	99	%(E)

(A)	Commenced operations on May 1, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(D)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the portfolio invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

Note:	Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Hanlon Income VP

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Service Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009 (A)
Net asset value
Beginning of period/year	$11.28	$11.14	$11.04	$11.08	$10.00
Investment operations
Net investment income (loss)(B)(C)	0.38	0.40	0.24	0.24	0.39
Net realized and unrealized gain (loss)	(0.07)	(0.02)	0.08	(0.23)	0.69
Total investment operations	0.31	0.38	0.32	0.01	1.08
Distributions
Net investment income	(0.48)	(0.24)	(0.17)	(0.02)	—
Net realized gains	—	—	(0.05)	(0.03)	—
Total distributions	(0.48)	(0.24)	(0.22)	(0.05)	—
Net asset value
End of period/year	$11.11	$11.28	$11.14	$11.04	$11.08
Total return(D)	2.94%	3.47%	2.93%	0.12%	10.80	%(E)
Net assets end of period/year (000’s)	$152,423	$206,359	$230,532	$254,768	$19,495
Ratio and supplemental data
Expenses to average net assets(F)
After (waiver/reimbursement) recapture	1.22%	1.21%	1.20%	1.23%	1.25	%(G)
Before (waiver/reimbursement) recapture	1.22%	1.21%	1.20%	1.22%	1.57	%(G)
Net investment income (loss) to average net assets(C)	3.41%	3.56%	2.16%	2.20%	5.29	%(G)
Portfolio turnover rate(H)	264%	257%	297%	525%	99	%(E)

(A)	Commenced operations on May 1, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(D)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the portfolio invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

Note:	Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Hanlon Income VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Hanlon Income VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Hanlon Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other in the Statement of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2013.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

Transamerica Series Trust	Annual Report 2013

Transamerica Hanlon Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2013

Transamerica Hanlon Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $500 million	0.900%
Over $500 million up to $1 billion	0.875%
Over $1 billion	0.850%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
1.00%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

Transamerica Series Trust	Annual Report 2013

Transamerica Hanlon Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$466,607,856
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	524,832,213
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$10
Undistributed (accumulated) net investment income (loss)	(23,802)
Undistributed (accumulated) net realized gain (loss)	23,792

Transamerica Series Trust	Annual Report 2013

Transamerica Hanlon Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

At December 31, 2013, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 5,702,847	Short-Term Indefinitely
1,404,079	Long-Term Indefinitely

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2013.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$8,291,064
Long-Term Capital Gain	—

2012 Distributions paid from:
Ordinary Income	5,437,738
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$6,998,638
Undistributed Long-term Capital Gain	—
Capital Loss Carryforwards	(7,106,926)
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	2,252,488
Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 7. SUBSEQUENT EVENTS

The Board of Trustees has approved a reorganization pursuant to which the assets of Transamerica Hanlon Income VP (the “Target Portfolio”) would be acquired, and its liabilities would be assumed, by Transamerica BlackRock Tactical Allocation VP (the “Acquiring Portfolio”) in exchange for shares of the Acquiring Portfolio. The Target Portfolio would then be liquidated, and shares of the Acquiring Portfolio would be distributed to Target Portfolio shareholders.

Under the reorganization, Target Portfolio shareholders would receive shares of the Acquiring Portfolio with the same aggregate net asset value as their shares of the Target Portfolio. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by Target Portfolio shareholders as a result of the reorganization.

The reorganization does not require shareholder approval but is subject to the satisfaction of certain conditions. An information statement describing the reorganization will be mailed to shareholders of the Target Portfolio in advance of the closing of the reorganization. If the closing conditions are satisfied, the reorganization is expected to occur on or about May 1, 2014. Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the Prospectus.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Hanlon Income VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Hanlon Income VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Hanlon Income VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica Hanlon Income VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Balanced Allocation VP

(unaudited)

MARKET ENVIRONMENT

Stock markets in 2013 were driven to multiyear highs as the U.S. Federal Reserve (“Fed”) continued to pump unprecedented stimulus into a weak economic recovery and politicians managed to eventually agree on a variety of budget issues. The U.S. stock market was a leader among global markets, as the S&P 500® was up 32.39% for the year. Generally, international stocks lagged significantly behind, with the MSCI Europe, Australasia, and Far East Index (“MSCI EAFE”), returning 23.29% over that stretch. Meanwhile, emerging markets’ stocks actually lost money, with the MSCI Emerging Markets Index (“MSCI EMI”) falling 2.6%.

Politicians squabbling over the budget had the spotlight for most of the year. They started in early 2013 with an agreement to avoid the fiscal cliff. And then in the course of dealing with the sequester, they had a debt-ceiling crisis and a two-week government shutdown in October. This ended with an agreement to reconsider the budget issues and debt ceiling in the first quarter of 2014.

In the face of the continuing political squabbling in Congress, the Fed continued to provide massive support to markets. They started buying $85 billion in bonds toward the end of 2012, and kept it up until they announced they would begin to reduce purchases in December. Nevertheless, Fed Chairman Ben Bernanke started the taper conversation in May, which in turn precipitated a dramatic rise in U.S. Treasury interest rates, for example, the 10-year U.S. Treasury note rose from 1.76% to 3.03% over 2013.

While U.S. policymakers hogged the spotlight in 2013, Europeans were glad to finally be out of the headlines. The European economies started to grow in the second half of year, and the fear of a Eurozone crisis receded. In international markets, Japan provided the most drama as Prime Minister Abe promised to end years of deflation and stagnation with a dramatic stimulus plan, which drove the Nikkei 225 index up 56.7%, its best year in more than 30, but also caused the yen to fall 17.7%. The bond market was characterized by decent returns to credit sensitive bonds, such as high-yield, but losses for interest-sensitive bonds. The Barclays U.S. Corporate High Yield 2% Issuer Capped Index rose 7.44% for the year; while interest rate-sensitive bonds lost money; the Barclays U.S. Aggregate Bond Index was down for the year.

PERFORMANCE

For the period from inception May 1, 2013 through December 31, 2013, Transamerica ING Balanced Allocation VP, Service Class returned 7.10%. By comparison, its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index, Wilshire 5000 Total Market Index, and Transamerica ING Balanced Allocation VP Blended Benchmark (“blended benchmark”), returned (3.02)%, 19.71%, and 6.37%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond Index 50%, the S&P 500® 35% and the MSCI Europe, Australasia, Far East Index 15%.

STRATEGY REVIEW

This portfolio is designed to provide a mix of approximately 50% equity and 50% fixed-income securities under normal conditions over time. Upon inception on May 1, 2013 we implemented new volatility management guidelines designed to improve the portfolio’s risk-adjusted performance. Under these new guidelines the portfolio’s maximum equity exposure can range from 15% (when market volatility is unusually high) to 70% (when volatility is extremely low). The stock holdings of the portfolio include both domestic and international markets, from growth to value and small-cap to large-cap. The fixed-income holdings include U.S. Treasuries, treasury inflation protected securities, mortgage backed securities, high-yield, international and emerging markets’ bonds. The portfolio also includes exposure to master limited partnerships from the energy sector, emerging markets’ stocks and global real estate. The goal is to provide investors broad, diversified exposure to the financial markets. We also adjust our holdings relative to our targets in response to shorter-term market conditions, for example, in 2013 we shifted assets from our intermediate-term bond portfolios to our short-term bond portfolios, thereby avoiding some of the losses from rising interest rates. And we seek to find and use quality money managers specializing in each asset class and style. We monitor these managers for performance and style issues, and adjust their weightings both to manage our asset-class exposures and to reflect the managers’ relative skill.

Upon inception on May 1, 2013, we gained the ability to use exchange-traded futures contracts to adjust the asset allocation exposure of the portfolio. The futures contracts we may use are limited to contracts on stock-indexes, such as the S&P 500® or the Russell 2000® Index; 5-year or 10-year U.S. Treasury bonds; and contracts on foreign currencies, such as the Japanese yen, or the euro. These futures contracts will allow us to quickly and cheaply adjust our asset allocation to stay within our maximum equity exposure, to adjust to market and economic events, and to hedge our exposure to stocks and bonds.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Balanced Allocation VP

(unaudited)

STRATEGY REVIEW (continued)

For the period May 1 through the end of 2013, the worst performing fixed income portfolio in this portfolio was the Transamerica PIMCO Total Return VP as its long duration bonds lost value as interest rates rose and investors became less willing to pay for inflation protection. The portfolio’s worst performing stock portfolio was Transamerica Clarion Global Real Estate Securities VP. The best performing portfolio in the portfolio was Transamerica Capital Growth powered by strong performance from its large cap growth stocks, such as Facebook, Amazon, and Google.

Todd R. Porter, CFA

Maciej J. Kowara, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Balanced Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	10 Years or Life of Class	Inception Date
Service Class	7.10%	05/01/2013
Barclays U.S. Aggregate Bond Index(A)	(3.02)%
Wilshire 5000 Total Market Index(A)	19.71%
Transamerica ING Balanced Blended Benchmark(A)	6.37%

NOTES

(A) The Transamerica ING Balanced Allocation Blended Benchmark is composed of the following benchmarks Barclays U.S. Aggregate Bond Index 50%, S&P 500® 35%, and MSCI Europe, Australasia, Far East Index 15%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on inception date of the class. You cannot invest directly in an index.

The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. The Wilshire 5000 Total Market Index measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization. The MSCI Europe, Australasia, Far East Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Balanced Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)
Transamerica ING Balanced Allocation VP
Service Class	$1,000.00	$1,084.00	$7.43	$1,018.35	$7.20	1.40%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios do not include expenses of the investment companies in which the funds invest.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
U.S. Equity	46.4%
Fixed Income	30.6
Global/International Equity	15.6
Tactical and Specialty	5.4
Alternative Investments	1.7
Repurchase Agreement	0.4
Other Assets and Liabilities - Net	(0.1)
Total	100.0%

Transamerica Series Trust	Annual Report 2013

Transamerica ING Balanced Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
INVESTMENT COMPANIES - 99.7%
Alternative Investments - 1.7%
Transamerica MLP & Energy Income (A)	11,729	$ 124,207
Fixed Income - 30.6%
Transamerica Aegon U.S. Government Securities VP (B)	6,916	85,275
Transamerica Core Bond (A)	24,042	239,217
Transamerica High Yield Bond (A)	14,396	139,643
Transamerica ING Intermediate Bond VP (B) (C)	5,586	53,963
Transamerica ING Limited Maturity Bond VP (B) (C)	29,366	293,955
Transamerica Money Market (A)	285,408	285,408
Transamerica PIMCO Total Return VP (B)	10,166	115,481
Transamerica Short-Term Bond (A)	96,710	986,445
Global/International Equity - 15.6%
Transamerica Clarion Global Real Estate Securities VP (B)	10,322	120,454
Transamerica Developing Markets Equity (A)	20,214	239,735
Transamerica Emerging Markets Equity (A)	7,692	76,457
Transamerica Income & Growth (A)	22,622	247,032
Transamerica International Small Cap (A)	15,760	160,599
Transamerica International Small Cap Value (A)	13,013	161,227
Transamerica Value (A)	4,180	119,542
Tactical and Specialty - 5.4%
Transamerica Bond (A)	37,623	390,150
U.S. Equity - 46.4%
Transamerica Dividend Focused (A)	22,850	284,254
Transamerica Growth Opportunities (A)	10,311	122,706
Transamerica ING Large Cap Growth VP (B) (C)	6,707	79,550
Transamerica ING Mid Cap Opportunities VP (B) (C)	20,705	245,148

	Shares	Value
U.S. Equity (continued)
Transamerica Jennison Growth VP (B)	19,102	$ 204,580
Transamerica JPMorgan Mid Cap Value VP (B)	19,350	406,732
Transamerica Large Cap Growth (A)	9,673	120,622
Transamerica Large Cap Value (A)	31,995	407,292
Transamerica Select Equity (A)	26,910	365,707
Transamerica Small Cap Growth (A)	31,901	409,611
Transamerica Small Cap Value (A)	31,258	406,668
Transamerica Systematic Small/Mid Cap Value VP (B)	6,887	163,011
Transamerica WMC Diversified Growth VP (B)	3,807	121,200

Total Investment Companies (cost $7,024,720)		7,175,871

	Principal	Value
REPURCHASE AGREEMENT - 0.4%
State Street Bank & Trust Co. 0.01% (D), dated 12/31/2013, to be repurchased at $24,151 on 01/02/2014. Collateralized by U.S. Government Agency Obligation, 3.00%, due 06/25/2037, and with a value of $28,822.	$ 24,151	24,151

Total Repurchase Agreement (cost $24,151)		24,151

Total Investment Securities (cost $7,048,871) (E)		7,200,022
Other Assets and Liabilities - Net - (0.1)%		(4,624)

Net Assets - 100.0%		$ 7,195,398

VALUATION SUMMARY: (F)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Investment Companies	$7,175,871	$—	$—	$7,175,871
Repurchase Agreement	—	24,151	—	24,151
Total Investment Securities	$7,175,871	$24,151	$—	$7,200,022

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	The portfolio invests its assets in the Class I2 shares of the affiliated series of the Transamerica Funds.
(B)	The portfolio invests its assets in the Initial Class shares of the affiliated portfolio of the Transamerica Series Trust.
(C)	Non-income producing security.
(D)	Rate shown reflects the yield at December 31, 2013.
(E)	Aggregate cost for federal income tax purposes is $7,053,682. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $194,083 and $47,743, respectively. Net unrealized appreciation for tax purposes is $146,340.
(F)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Balanced Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investments in affiliated investment companies, at value (cost: $7,024,720)	$7,175,871
Repurchase agreement, at value (cost: $24,151)	24,151
Receivables:
Shares sold	14,364
Dividends	743
Prepaid expenses	57

Total assets	7,215,186

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	1
Management and advisory fees	2,359
Distribution and service fees	1,496
Administration fees	150
Transfer agent fees	12
Trustees fees	13
Audit and tax fees	12,693
Custody fees	1,738
Printing and shareholder reports fees	1,314
Other	12

Total liabilities	19,788

Net assets	$7,195,398

Net assets consist of:
Capital stock ($0.01 par value)	$6,718
Additional paid-in capital	6,856,846
Undistributed (accumulated) net investment income (loss)	94,387
Undistributed (accumulated) net realized gain (loss)	86,296
Net unrealized appreciation (depreciation) on:
Affiliated investment companies	151,151

Net assets	$7,195,398

Shares outstanding	671,829

Net asset value and offering price per share	$10.71

STATEMENT OF OPERATIONS

For the period ended December 31, 2013 (A)

Investment Income:
Dividend income	$124,727
Interest income	12

Total investment income	124,739

Expenses:
Management and advisory	2,176
Distribution and service	5,440
Administration	544
Transfer agent	33
Trustees	53
Audit and tax	12,693
Custody	9,242
Legal	69
Printing and shareholder reports	1,893
Other	140

Total expenses	32,283

Expenses (waived/reimbursed) recaptured	(1,818)

Net expenses	30,465

Net investment income (loss)	94,274

Net realized gain (loss) on transactions from:
Affiliated investment companies	(16,194)
Distributions from investments in investment companies	102,117

Net realized gain (loss)	85,923

Net change in unrealized appreciation (depreciation) on:
Affiliated investment companies	151,151

Net change in unrealized appreciation (depreciation)	151,151

Net realized and change in unrealized gain (loss)	237,074

Net increase (decrease) in net assets resulting from operations	$331,348

(A)	Commenced operations on May 1, 2013.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Balanced Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the period ended:

December 31, 2013 (A)
From operations:
Net investment income (loss)	$94,274
Net realized gain (loss)	85,923
Net change in unrealized appreciation (depreciation)	151,151
Net increase (decrease) in net assets resulting from operations	331,348

Capital share transactions:
Proceeds from shares sold	7,107,894
Cost of shares redeemed	(243,844)
Net increase (decrease) in net assets resulting from capital share transactions	6,864,050

Net increase (decrease) in net assets	7,195,398

Net assets:
Beginning of period	—
End of period	$7,195,398
Undistributed (accumulated) net investment income (loss)	$94,387

Share activity:
Shares issued	696,107
Shares redeemed	(24,278)
Net increase (decrease) in shares outstanding	671,829

(A)	Commenced operations on May 1, 2013.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Balanced Allocation VP

FINANCIAL HIGHLIGHTS

For the period ended:

For a share outstanding throughout the period
	December 31, 2013(A)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income (loss)(B)(C)	0.30
Net realized and unrealized gain (loss)	0.41
Total investment operations	0.71
Net asset value
End of period	$10.71
Total return(D)	7.10	%(E)
Net assets end of period (000’s)	$7,195
Ratio and supplemental data
Expenses to average net assets(F)
After (waiver/reimbursement) recapture	1.40	%(G)
Before (waiver/reimbursement) recapture	1.48	%(G)
Net investment income (loss) to average net assets(C)	4.33	%(G)
Portfolio turnover rate(H)	20	%(E)

(A)	Commenced operations on May 1, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(D)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the portfolio invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica ING Balanced Allocation VP (the “Portfolio”) commenced operations on May 1, 2013. The Portfolio is a series of TST.

The Portfolio currently offers one class of shares: Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.100% of ANA

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
1.15%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the period ended December 31, 2013, the amount waived/reimbursed by TAM was $1,818.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

The following amounts were available for recapture by TAM as of December 31, 2013:

Amount Available	Year Reimbursed	Available Through
$1,818	2013	12/31/2015

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees up to a limit of 0.25% of Service Class.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the period ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of affiliated investments purchased and proceeds from affiliated investments sold (excluding short-term securities) for the period ended December 31, 2013 were as follows:

Purchases of affiliated investments	$7,467,896
Proceeds from maturities and sales of affiliated investments	653,083

There were no transactions of U.S. Government securities during the period ended December 31, 2013.

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and non-deductible expenses.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(486)
Undistributed (accumulated) net investment income (loss)	113
Undistributed (accumulated) net realized gain (loss)	373

At December 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2013.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 was as follows:

2013 Distributions paid from:
Ordinary Income	$—
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$94,387
Undistributed Long-term Capital Gain	91,107
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	146,340
Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 7. SUBSEQUENT EVENTS

The Board of Trustees of the Portfolio approved a new investment sub-advisory agreement with Aegon USA Investment Management, LLC, (“AUIM”), an affiliate of Transamerica Asset Management, Inc., pursuant to which AUIM would serve as sub-adviser to the Portfolio effective on or about May 1, 2014, subject to approval by the Portfolio’s shareholders. AUIM is an affiliated sub-adviser.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica ING Balanced Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica ING Balanced Allocation VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statements of operations and changes in net assets, and the financial highlights for the period from May 1, 2013 (commencement of operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica ING Balanced Allocation VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the period from May 1, 2013 (commencement of operations) to December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica ING Balanced Allocation VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the period ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Conservative Allocation VP

(unaudited)

MARKET ENVIRONMENT

Stock markets in 2013 were driven to multiyear highs as the U.S. Federal Reserve (“Fed”) continued to pump unprecedented stimulus into a weak economic recovery and politicians managed to eventually agree on a variety of budget issues. The U.S. stock market was a leader among global markets, as the S&P 500® was up 32.39% for the year. Generally, international stocks lagged significantly behind, with the MSCI Europe, Australasia, and Far East Index (“MSCI EAFE”), returning 23.29% over that stretch. Meanwhile, emerging markets’ stocks actually lost money, with the MSCI Emerging Markets Index (“MSCI EMI”) falling 2.6%.

Politicians squabbling over the budget had the spotlight for most of the year. They started in early 2013 with an agreement to avoid the fiscal cliff. And then in the course of dealing with the sequester, they had a debt-ceiling crisis and a two-week government shutdown in October. This ended with an agreement to reconsider the budget issues and debt ceiling in the first quarter of 2014.

In the face of the continuing political squabbling in Congress, the Fed continued to provide massive support to markets. They started buying $85 billion in bonds toward the end of 2012, and kept it up until they announced they would begin to reduce purchases in December. Nevertheless, Fed Chairman Ben Bernanke started the taper conversation in May, which in turn precipitated a dramatic rise in U.S. Treasury interest rates, for example, the 10-year U.S. Treasury note rose from 1.76% to 3.03% over 2013.

While U.S. policymakers hogged the spotlight in 2013, Europeans were glad to finally be out of the headlines. The European economies started to grow in the second half of year, and the fear of a Eurozone crisis receded. In international markets, Japan provided the most drama as Prime Minister Abe promised to end years of deflation and stagnation with a dramatic stimulus plan, which drove the Nikkei 225 index up 56.7%, its best year in more than 30, but also caused the yen to fall 17.7%. The bond market was characterized by decent returns to credit sensitive bonds, such as high-yield, but losses for interest-sensitive bonds. The Barclays U.S. Corporate High Yield 2% Issuer Capped Index rose 7.44% for the year; while interest rate-sensitive bonds lost money; the Barclays U.S. Aggregate Bond Index (“BCAB”) was down 2.0%.

PERFORMANCE

For the period from inception May 1, 2013 through December 31, 2013, Transamerica ING Conservative Allocation VP, Service Class returned 3.00%. By comparison, its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index, Wilshire 5000 Total Market Index, and Transamerica ING Conservative Allocation VP Blended Benchmark (“blended benchmark”), returned (3.02)%, 19.71%, and 3.51%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond Index 65%, the S&P 500® 25% and the MSCI Europe, Australasia, Far East Index 10%.

STRATEGY REVIEW

This portfolio is designed to provide a mix of approximately 35% equity and 65% fixed-income securities under normal conditions over time. Upon inception on May 1, 2013 we implemented new volatility management guidelines designed to improve the portfolio’s risk-adjusted performance. Under these new guidelines the portfolio’s maximum equity exposure can range from 0% (when market volatility is unusually high) to 50% (when volatility is extremely low). The stock holdings of the portfolio include both domestic and international markets, from growth to value and small-cap to large-cap. The fixed-income holdings include U.S. Treasuries, treasury inflation protected securities , mortgage backed securities, high-yield, international and emerging markets’ bonds. The portfolio also includes exposure to master limited partnerships from the energy sector, emerging markets’ stocks and global real estate. The goal is to provide investors broad, diversified exposure to the financial markets. We also adjust our holdings relative to our targets in response to shorter-term market conditions, for example, in 2013 we shifted assets from our intermediate-term bond portfolios to our short-term bond portfolios, thereby avoiding some of the losses from rising interest rates. And we seek to find and use quality money managers specializing in each asset class and style. We monitor these managers for performance and style issues, and adjust their weightings both to manage our asset-class exposures and to reflect the managers’ relative skill.

Upon inception on May 1, 2013, we gained the ability to use exchange-traded futures contracts to adjust the asset allocation exposure of the portfolio. The futures contracts we may use are limited to contracts on stock-indexes, such as the S&P 500® or the Russell 2000® Index; 5-year and 10-year U.S. Treasury bonds; and contracts on foreign currencies, such as the Japanese yen, or the euro. These futures contracts will allow us to quickly and cheaply adjust our asset allocation to stay within our maximum equity exposure, to adjust to market and economic events, and to hedge our exposure to stocks and bonds.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Conservative Allocation VP

(unaudited)

STRATEGY REVIEW (continued)

For the period May 1 through the end of 2013, the worst performing fixed income portfolio was the Transamerica PIMCO Total Return VP as its long duration bonds lost value as interest rates rose and investors became less willing to pay for inflation protection. The portfolio’s worst performing stock portfolio was Transamerica Clarion Global Real Estate Securities VP. The best performing portfolio in the portfolio was Transamerica Capital Growth powered by strong performance from its large cap growth stocks, such as Facebook, Inc., Amazon, Inc., and Google, Inc.

Todd R. Porter, CFA

Maciej J. Kowara, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Conservative Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	10 Years or Life of Class	Inception Date
Service Class	3.00%	05/01/2013
Barclays U.S. Aggregate Bond Index(A)	(3.02)%
Wilshire 5000 Total Market Index(A)	19.71%
Transamerica ING Conservative Allocation VP Blended Benchmark(A)	3.51%

NOTES

(A) The Transamerica ING Conservative Allocation Blended Benchmark is composed of the following benchmarks Barclays U.S. Aggregate Bond Index 65%, S&P 500® 25%, and MSCI Europe, Australasia, Far East Index 10%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on inception date of the class. You cannot invest directly in an index.

The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. The Wilshire 5000 Total Market Index measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization. The MSCI Europe, Australasia, Far East Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Conservative Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)
Transamerica ING Conservative Allocation VP
Service Class	$1,000.00	$1,056.50	$7.49	$1,018.19	$7.35	1.43%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Fixed Income	42.7%
U.S. Equity	38.8
Global/International Equity	10.9
Tactical and Specialty	5.2
Repurchase Agreement	1.9
Alternative Investments	1.2
Other Assets and Liabilities - Net	(0.7)
Total	100.0%

Transamerica Series Trust	Annual Report 2013

Transamerica ING Conservative Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
INVESTMENT COMPANIES - 98.8%
Alternative Investments - 1.2%
Transamerica MLP & Energy Income (A)	1,305	$ 13,824
Fixed Income - 42.7%
Transamerica Aegon U.S. Government Securities VP (B)	1,792	22,100
Transamerica Core Bond (A)	4,464	44,416
Transamerica High Yield Bond (A)	1,864	18,078
Transamerica ING Intermediate Bond VP (B) (C)	3,666	35,416
Transamerica ING Limited Maturity Bond VP (B) (C)	8,919	89,280
Transamerica Money Market (A)	49,064	49,064
Transamerica PIMCO Total Return VP (B)	2,329	26,453
Transamerica Short-Term Bond (A)	18,879	192,565
Global/International Equity - 10.9%
Transamerica Clarion Global Real Estate Securities VP (B)	1,150	13,415
Transamerica Developing Markets Equity (A)	2,232	26,468
Transamerica Income & Growth (A)	3,756	41,012
Transamerica International Equity (A)	744	13,546
Transamerica International Small Cap (A)	1,323	13,485
Transamerica International Small Cap Value (A)	1,088	13,482
Tactical and Specialty - 5.2%
Transamerica Bond (A)	5,601	58,083
U.S. Equity - 38.8%
Transamerica Dividend Focused (A)	2,169	26,983
Transamerica Growth Opportunities (A)	1,148	13,659
Transamerica ING Large Cap Growth VP (B) (C)	1,147	13,598

	Shares	Value
U.S. Equity (continued)
Transamerica ING Mid Cap Opportunities VP (B) (C)	2,292	$ 27,141
Transamerica Jennison Growth VP (B)	1,274	13,641
Transamerica JPMorgan Mid Cap Value VP (B)	3,214	67,553
Transamerica Large Cap Growth (A)	2,164	26,989
Transamerica Large Cap Value (A)	3,189	40,594
Transamerica Select Equity (A)	3,973	53,998
Transamerica Small Cap Growth (A)	4,238	54,422
Transamerica Small Cap Value (A)	5,191	67,536
Transamerica WMC Diversified Growth VP (B)	854	27,177

Total Investment Companies (cost $1,087,213)		1,103,978

	Principal	Value
REPURCHASE AGREEMENT - 1.9%
State Street Bank & Trust Co. 0.01% (D), dated 12/31/2013, to be repurchased at $20,946 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 2.48%, due 03/01/2034, and with a value of $21,388.	$ 20,946	20,946

Total Repurchase Agreement (cost $20,946)		20,946

Total Investment Securities (cost $1,108,159) (E)		1,124,924
Other Assets and Liabilities - Net - (0.7)%		(7,474)

Net Assets - 100.0%		$ 1,117,450

VALUATION SUMMARY: (F)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Investment Companies	$1,103,978	$—	$—	$1,103,978
Repurchase Agreement	—	20,946	—	20,946
Total Investment Securities	$1,103,978	$20,946	$—	$1,124,924

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	The portfolio invests its assets in the Class I2 shares of the affiliated series of the Transamerica Funds.
(B)	The portfolio invests its assets in the Initial Class shares of the affiliated portfolio of the Transamerica Series Trust.
(C)	Non-income producing security.
(D)	Rate shown reflects the yield at December 31, 2013.
(E)	Aggregate cost for federal income tax purposes is $1,110,359. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $20,548 and $5,983, respectively. Net unrealized appreciation for tax purposes is $14,565.
(F)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Conservative Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investments in affiliated investment companies, at value (cost: $1,087,213)	$1,103,978
Repurchase agreement, at value (cost: $20,946)	20,946
Receivables:
Shares sold	4,217
Due from adviser	2,592
Dividends	150
Prepaid expenses	11

Total assets	1,131,894

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	1
Distribution and service fees	227
Administration fees	23
Transfer agent fees	2
Trustees fees	2
Audit and tax fees	12,634
Custody fees	1,123
Legal fees	1
Printing and shareholder reports fees	430
Other	1

Total liabilities	14,444

Net assets	$1,117,450

Net assets consist of:
Capital stock ($0.01 par value)	$1,085
Additional paid-in capital	1,078,562
Undistributed (accumulated) net investment income (loss)	13,693
Undistributed (accumulated) net realized gain (loss)	7,345
Net unrealized appreciation (depreciation) on: Affiliated investment companies	16,765

Net assets	$1,117,450

Shares outstanding	108,542

Net asset value and offering price per share	$10.30

STATEMENT OF OPERATIONS

For the period ended December 31, 2013 (A)

Investment Income:
Dividend income from affiliated investment companies	$19,160
Interest income	3

Total investment income	19,163

Expenses:
Management and advisory	381
Distribution and service	953
Administration	95
Transfer agent	6
Trustees	9
Audit and tax	12,634
Custody	7,029
Legal	14
Printing and shareholder reports	947
Other	57

Total expenses	22,125

Expenses (waived/reimbursed) recaptured	(16,675)

Net expenses	5,450

Net investment income (loss)	13,713

Net realized and change in unrealized gain (loss) on:
Affiliated investment companies	(5,900)
Distributions from affiliated investment companies	13,072

Net realized gain (loss)	7,172

Net change in unrealized appreciation (depreciation) on:
Affiliated investment companies	16,765

Net change in unrealized appreciation (depreciation)	16,765

Net realized and change in unrealized gain (loss)	23,937

Net increase (decrease) in net assets resulting from operations	$37,650

(A)	Commenced operations on May 1, 2013.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Conservative Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the period ended:

December 31, 2013 (A)
From operations:
Net investment income (loss)	$13,713
Net realized gain (loss)	7,172
Net change in unrealized appreciation (depreciation)	16,765
Net increase (decrease) in net assets resulting from operations	37,650

Capital share transactions:
Proceeds from shares sold	1,085,565
Cost of shares redeemed	(5,765)
Net increase (decrease) in net assets resulting from capital share transactions	1,079,800

Net increase (decrease) in net assets	1,117,450

Net assets:
Beginning of period	—
End of period	$1,117,450
Undistributed (accumulated) net investment income (loss)	$13,693

Share activity:
Shares issued	109,115
Shares redeemed	(573)
Net increase (decrease) in shares outstanding	108,542

(A)	Commenced operations on May 1, 2013.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Conservative Allocation VP

FINANCIAL HIGHLIGHTS

For the period ended:

For a share outstanding throughout each period
	December 31, 2013 (A)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income (loss)(B)(C)	0.24
Net realized and unrealized gain (loss)	0.06
Total investment operations	0.30
Net asset value
End of period	$10.30
Total return(D)	3.00	%(E)
Net assets end of period (000’s)	$1,117
Ratio and supplemental data
Expenses to average net assets(F)
After (waiver/reimbursement) recapture	1.43	%(G)
Before (waiver/reimbursement) recapture	5.81	%(G)
Net investment income (loss) to average net assets(C)	3.60	%(G)
Portfolio turnover rate(H)	37	%(E)

(A)	Commenced operations on May 1, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(D)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the portfolio invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica ING Conservative Allocation VP (the “Portfolio”) commenced operations on May 1, 2013. The Portfolio is a series of TST.

The Portfolio currently offers one class of shares: Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in

Transamerica Series Trust	Annual Report 2013

Transamerica ING Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

At the commencement of operations, TAM invested in the Portfolio. As of December 31, 2013, TAM had investments in the Portfolio as follows:

	Market Value	% of Net Assets
Service Class	$128,625	11.51%

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.100% of ANA

Transamerica Series Trust	Annual Report 2013

Transamerica ING Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
1.18%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the period ended December 31, 2013, the amount waived/reimbursed by TAM was $16,675.

The following amounts are available for recapture by TAM as of December 31, 2013:

Amount Available	Year Reimbursed	Available Through
$ 16,675	2013	12/31/2015

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees up to a limit of 0.25% of Service Class.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the period ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of affiliated investments purchased and proceeds from affiliated investments sold (excluding short-term securities) for the period ended December 31, 2013 were as follows:

Purchases of affiliated investments:	$1,267,414
Proceeds from maturities and sales of affiliated investments:	206,381

There were no transactions of U.S. Government securities during the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to wash sales, and non-deductable expenses.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(153)
Undistributed (accumulated) net investment income (loss)	(20)
Undistributed (accumulated) net realized gain (loss)	173

At December 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2013.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 was as follows:

2013 Distributions paid from:
Ordinary Income	$—
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$13,693
Undistributed Long-term Capital Gain	9,545
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	14,565
Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 7. SUBSEQUENT EVENTS

The Board of Trustees of the Portfolio approved a new investment sub-advisory agreement with Aegon USA Investment Management, LLC, (“AUIM”), an affiliate of Transamerica Asset Management, Inc., pursuant to which AUIM would serve as sub-adviser to the Portfolio effective on or about May 1, 2014, subject to approval by the Portfolio’s shareholders. AUIM is an affiliated sub-adviser.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica ING Conservative Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica ING Conservative Allocation VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statements of operations and changes in net assets, and the financial highlights for the period from May 1, 2013 (commencement of operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica ING Conservative Allocation VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the period from May 1, 2013 (commencement of operations) to December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica ING Conservative Allocation VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the period ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Intermediate Bond VP

(unaudited)

MARKET ENVIRONMENT

The central bank announced at the Federal Open Market Committee’s (“FOMC”) final meeting of the year that it would begin to taper its large-scale asset purchases by moderately $10 billion a month starting in January 2014. It will continue to purchase assets, but at a slower pace of $35 billion of agency Mortgage Backed Securities (“MBS”) per month and $40 billion of long-term Treasuries per month. The FOMC stated that it will consider reducing the pace of asset purchases in measured steps provided the recovery continues. They reaffirmed its commitment to retain accommodative monetary policy for a considerable time after its large-scale asset purchase program ends. It believes that low ranges will be appropriate to maintain well past the time that the unemployment rate declines below 6.5%, if inflation remains below its long-term objectives, as currently projected in the central tendency of its forecasts. The aim is to support the mortgage markets and the ongoing housing recovery.

Markets appear to have finally made the distinction between tapering and tightening. Bond markets were on their best behavior, as investors were certain that U.S. Federal Reserve Chairman Ben Bernanke and his dovish successor Janet Yellen would continue to bestow the gift of a near-zero federal portfolios rate until 2015–16.

If the economy continues to perform moderately, U.S. interest rates may stay low by historic standards. Job growth has been decent for the past 12 months, but economic growth remains soft, just above 2.0%. Wage pressures are still quite muted and job growth has been largely confined to low wage sectors. House price appreciation is likely to slow. Fiscal policy may remain a drag but less so than the previous two years. Real disposable income growth is still fairly muted.

PERFORMANCE

For the period from inception May 1, 2013 through December 31, 2013, Transamerica ING Intermediate Bond VP, Initial Class returned (3.40)%. By comparison, its benchmark, the Barclays U.S. Aggregate Bond Index returned (3.02)%.

STRATEGY REVIEW

Our overweight to higher yielding spread assets, including investment grade and high yield corporates, and underweight to treasuries benefitted performance. Spreads continued to tighten over the period with U.S. investment grade and high yield at post-crisis tights. Our preference has been to take credit risk over interest rate risk. Therefore, the portfolio increased the amount of investment grade corporates and reduced our treasury and cash exposure. We are constructive on corporates as credit tends to perform better in a steady-state economic environment and can provide more income to protect investors from rising rates.

Security selection within investment grade corporate bonds was favorable. While our overweight to Commercial Mortgage-Backed Securities had a neutral impact, our security selection was strong as the bonds we owned benefitted from the ongoing recovery in commercial real estate. Non- Agency MBS also provided value as these bonds benefit from the housing recovery. There were no large detractors with respect to asset allocation or security selection.

The performance of our duration exposures was neutral. Duration management of U.S. interest rates was traded around that of the benchmark.

Derivatives were utilized to manage portfolio risk, including hedging out some emerging markets beta risk. Futures contract were accretive, while forwards, swaps and options were drag on performance. Overall, derivatives were accretive to returns.

Christine Hurtsellers, CFA

Michael A. Mata

Matt Toms, CFA

Co-Portfolio Managers

ING Investment Management Co. LLC

Transamerica Series Trust	Annual Report 2013

Transamerica ING Intermediate Bond VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	10 Years or Life of Class	Inception Date
Initial Class	(3.40)%	05/01/2013
Barclays U.S. Aggregate Bond Index(A)	(3.02)%
Service Class	(3.50)%	05/01/2013

NOTES

(A) The Barclays U.S. Aggregate Bond Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Interest rates may go up, causing the value of the fund’s investments to decline. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond. Investing in bond funds entails interest rate and credit risk as well as additional risks in that it may invest in high-yield/high-risk bonds and is subject to greater levels of liquidity risk.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Intermediate Bond VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio
Transamerica ING Intermediate Bond VP
Initial Class	$1,000.00	$1,008.30	$3.94	$1,021.56	$3.97	0.77%
Service Class	1,000.00	1,008.40	5.22	1,020.28	5.25	1.02

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Corporate Debt Securities	32.8%
U.S. Government Obligations	32.0
Securities Lending Collateral	24.3
U.S. Government Agency Obligations	20.4
Mortgage-Backed Securities	13.1
Repurchase Agreement	9.7
Asset-Backed Securities	8.2
Foreign Government Obligations	0.4
Preferred Stock	0.2
Other Assets and Liabilities - Net(A)	(41.1)
Total	100.0%

(A)	The Other Assets and Liabilities - Net category may include, but is not limited to, Reverse Repurchase Agreements, Forward Foreign Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, TBA Short Commitments, and Cash Collateral.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Intermediate Bond VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 32.0%
United States - 32.0%
U.S. Treasury Bond 3.63%, 08/15/2043	$ 3,026,000	$ 2,857,679
U.S. Treasury Note
0.25%, 12/31/2015	576,000	574,470
0.63%, 12/15/2016 (A)	4,071,000	4,054,464
1.38%, 09/30/2018	78,000	77,049
1.50%, 12/31/2018	1,581,000	1,563,214
2.38%, 12/31/2020	1,780,000	1,773,047
2.75%, 11/15/2023 (A)	4,759,000	4,655,639

Total U.S. Government Obligations (cost $15,768,046)		15,555,562

U.S. GOVERNMENT AGENCY OBLIGATIONS - 20.4%
United States - 20.4%
Fannie Mae, TBA
3.00%	643,000	610,398
3.50%	1,035,000	1,040,856
4.50%	1,995,000	2,113,843
5.00%	381,000	413,772
Freddie Mac 5.50%, 11/01/2038	643,496	710,011
Freddie Mac, TBA
3.00%	1,115,000	1,135,645
4.00%	2,339,000	2,402,043
Ginnie Mae
4.75%, 05/20/2039	70,000	72,989
5.00%, 11/15/2039	796,853	864,003
Ginnie Mae, TBA 3.50%	536,000	540,711

Total U.S. Government Agency Obligations (cost $9,915,725)		9,904,271

FOREIGN GOVERNMENT OBLIGATIONS - 0.4%
Argentina - 0.1%
Argentine Republic Government International Bond
2.50%, 12/31/2038 (B)	15,661	6,382
8.28%, 12/31/2033 (A)	37,216	28,098
Mexico - 0.1%
Mexico Government International Bond 4.00%, 10/02/2023	26,000	25,740
Panama - 0.1%
Republic of Panama 5.20%, 01/30/2020	100,000	108,875
Uruguay - 0.1%
Uruguay Government International Bond
4.50%, 08/14/2024 (A)	13,000	13,000
8.00%, 11/18/2022	13,272	16,391

Total Foreign Government Obligations (cost $193,000)		198,486

MORTGAGE-BACKED SECURITIES - 13.1%
United Kingdom - 0.9%
Fosse Master Issuer PLC Series 2012-1A, Class 3A1 1.74%, 10/18/2054 - 144A (C)	250,000	256,919
Gracechurch Mortgage Financing PLC Series 2011-1A, Class 2A1 1.79%, 11/20/2056 - 144A (C)	204,401	207,207

	Principal	Value
United States - 12.2%
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2003-2, Class H
5.41%, 03/11/2041 - 144A (C)	$ 44,000	$ 43,419
Series 2004-2, Class H
5.75%, 11/10/2038 - 144A (C)	60,000	63,575
Series 2005-6, Class F
5.18%, 09/10/2047 (C)	100,000	99,460
Banc of America Mortgage Trust Series 2005-J, Class 2A4 2.75%, 11/25/2035 (C)	38,796	35,657
Bear Stearns Commercial Mortgage Securities Trust
Series 2004-PWR6, Class F
5.50%, 11/11/2041 - 144A (C)	60,000	63,793
Series 2005-T20, Class E
5.14%, 10/12/2042 (C)	100,000	98,455
Series 2006-T22, Class F
5.58%, 04/12/2038 - 144A (C)	50,000	43,161
CD Commercial Mortgage Trust
Series 2005-CD1, Class B
5.22%, 07/15/2044 (C)	50,000	51,339
Series 2007-CD5, Class B
6.12%, 11/15/2044 (C)	60,000	62,943
Citigroup Commercial Mortgage Trust
Series 2004-C1, Class G
5.38%, 04/15/2040 - 144A (C)	200,000	201,585
Series 2004-C1, Class H
5.38%, 04/15/2040 - 144A (C)	60,000	59,107
COMM Mortgage Trust Series 2007-C9, Class E 5.80%, 12/10/2049 (C)	60,000	54,026
Commercial Mortgage Pass-Through Certificates, IO Series 2013-LC13, Class XA 1.47%, 08/10/2046 (C)	1,236,117	100,876
Commercial Mortgage Trust
Series 2003-C2, Class H
5.91%, 01/05/2036 - 144A (C)	13,299	13,297
Series 2003-C2, Class J
5.23%, 01/05/2036 - 144A (C)	50,000	49,801
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-C4, Class J
5.32%, 08/15/2036 - 144A (C)	6,313	6,324
Series 2004-C2, Class E
5.57%, 05/15/2036 (C)	200,000	227,478
Series 2005-C2, Class AMFX
4.88%, 04/15/2037	150,000	150,763
CSMC Series 2010-RR6, Class B 5.60%, 04/12/2049 - 144A (C)	30,000	30,531
First Horizon Alternative Mortgage Securities Series 2006-FA8, Class 1A7 6.00%, 02/25/2037	214,950	178,678
First Union-Lehman Brothers Commercial Mortgage Trust II Series 1997-C2, Class G 7.50%, 11/18/2029 - 144A (C)	98,563	100,744

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Intermediate Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
United States (continued)
GE Capital Commercial Mortgage Corp. Series 2005-C2, Class J 5.29%, 05/10/2043 - 144A (C)	$ 40,000	$ 24,464
GMAC Commercial Mortgage Securities, Inc.
Series 2003-C1, Class L
5.00%, 05/10/2036 - 144A (C)	34,604	34,611
Series 2003-C3, Class H
6.31%, 04/10/2040 - 144A (C)	33,177	33,591
GS Mortgage Securities Corp. II, IO Series 2013-GC16, Class XA 1.57%, 11/10/2046 (C)	999,262	87,528
GS Mortgage Securities Trust, IO Series 2012-GCJ7, Class XA 2.60%, 05/10/2045 (C)	979,303	126,406
Invitation Homes Trust Series 2013-SFR1, Class C 2.01%, 12/17/2030 - 144A (C)	100,000	100,162
JPMBB Commercial Mortgage Securities Trust, IO Series 2013-C14, Class XA 1.04%, 08/15/2046 (C)	1,442,893	73,182
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2013-INN, Class A 1.57%, 10/15/2030 - 144A (C)	100,000	100,190
JPMorgan Chase Commercial Mortgage Securities Corp., IO Series 2012-CBX, Class XA 2.01%, 06/15/2045 (C)	985,941	96,917
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2003-PM1A, Class F
6.03%, 08/12/2040 - 144A (C)	60,000	61,261
Series 2004-CB9, Class B
5.65%, 06/12/2041 (C)	113,000	114,724
Series 2013-JWRZ, Class A
0.95%, 04/15/2030 - 144A (C)	120,000	119,450
JPMorgan Chase Commercial Mortgage Securities Trust, IO Series 2013-C13, Class XA 0.68%, 01/15/2046 (C)	1,791,445	51,853
JPMorgan Chase Securities Corp. Commercial Mortgage Pass-Through Trust Series 2004-C2, Class H 5.31%, 05/15/2041 - 144A (C)	20,000	18,912
JPMorgan Commercial Mortgage Pass-Through Certificates Series 2004-C1, Class H 5.84%, 01/15/2038 - 144A (C)	60,000	60,762
LB Commercial Mortgage Trust Series 2007-C3, Class AJ 5.88%, 07/15/2044 (C)	200,000	200,870
LB-UBS Commercial Mortgage Trust
Series 2002-C4, Class K
5.91%, 10/15/2035 - 144A (C)	80,000	81,321
Series 2004-C7, Class H
5.24%, 10/15/2036 - 144A (C)	115,000	117,262

	Principal	Value
United States (continued)
Series 2005-C2, Class AJ
5.21%, 04/15/2030 (C)	$ 50,000	$ 51,765
Series 2005-C7, Class AJ
5.32%, 11/15/2040 (C)	80,000	84,608
Series 2005-C7, Class D
5.35%, 11/15/2040 (C)	100,000	100,297
Series 2006-C4, Class AJ
5.88%, 06/15/2038 (C)	60,000	62,301
Series 2006-C4, Class B
5.88%, 06/15/2038 (C)	100,000	99,062
Series 2006-C6, Class B
5.47%, 09/15/2039 (C)	40,000	40,210
Series 2006-C6, Class JR11
5.98%, 09/15/2039 - 144A (C) (D)	98,128	102,697
LB-UBS Commercial Mortgage Trust, IO
Series 2004-C1, Class XST
1.00%, 01/15/2036 - 144A (C)	813,247	20,434
Series 2006-C7, Class XW
0.65%, 11/15/2038 - 144A (C)	6,697,777	113,467
Morgan Stanley Bank of America Merrill Lynch Trust, IO
Series 2012-C5, Class XA
1.89%, 08/15/2045 - 144A (C)	550,159	52,000
Series 2012-C6, Class XA
2.17%, 11/15/2045 - 144A (C)	689,231	75,081
Series 2013-C7, Class XA
1.75%, 02/15/2046 (C)	1,262,753	123,951
Series 2013-C8, Class XA
1.51%, 12/15/2048 (C)	1,028,405	73,152
Morgan Stanley Capital I Trust
Series 2004-HQ4, Class E
5.15%, 04/14/2040 (C)	100,000	99,857
Series 2005-HQ6, Class AJ
5.07%, 08/13/2042 (C)	60,000	62,795
Series 2005-HQ6, Class B
5.15%, 08/13/2042 (C)	200,000	205,418
Series 2005-HQ6, Class C
5.17%, 08/13/2042 (C)	100,000	101,203
Series 2005-HQ6, Class F
5.27%, 08/13/2042 (C)	100,000	92,426
Series 2005-HQ6, Class G
5.38%, 08/13/2042 - 144A (C)	50,000	44,229
Series 2007-T25, Class AJ
5.57%, 11/12/2049 (C)	30,000	29,758
Series 2008-T29, Class D
6.28%, 01/11/2043 - 144A (C)	100,000	100,532
Series 2008-T29, Class E
6.28%, 01/11/2043 - 144A (C)	50,000	48,062
Series 2011-C1, Class D
5.25%, 09/15/2047 - 144A (C)	200,000	205,937
Morgan Stanley Dean Witter Capital I Trust
Series 2002-IQ3, Class E
5.98%, 09/15/2037 - 144A	78,000	81,805
Series 2002-IQ3, Class G
6.84%, 09/15/2037 - 144A (C)	40,000	38,336
Morgan Stanley Mortgage Loan Trust Series 2006-3AR, Class 2A1 2.84%, 03/25/2036 (C)	62,877	48,965

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Intermediate Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
United States (continued)
Morgan Stanley Re-REMIC Trust Series 2010-C30A, Class A3B 5.25%, 12/17/2043 - 144A (C)	$ 67,780	$ 67,907
Nationslink Funding Corp. Commercial Loan Pass-Through Certificates Series 1999-LTL1, Class D 6.45%, 01/22/2026 - 144A	60,731	63,060
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, Class AJ 5.41%, 12/15/2043 (C)	80,000	76,886
WaMu Mortgage Pass-Through Certificates Series 2007-HY7, Class 2A2 2.28%, 07/25/2037 (C)	186,792	154,052
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR6, Class 3A1 2.62%, 03/25/2036 (C)	124,248	121,647
WFRBS Commercial Mortgage Trust, IO Series 2012-C8, Class XA 2.23%, 08/15/2045 - 144A (C)	422,926	49,436

Total Mortgage-Backed Securities (cost $6,432,283)		6,393,940

ASSET-BACKED SECURITIES - 8.2%
Australia - 0.4%
SMART Trust Series 2013-2US, Class A4A 1.18%, 02/14/2019	200,000	197,540
Cayman Islands - 6.3%
Ares VIR CLO, Ltd. Series 2006-6RA, Class D 2.14%, 03/12/2018 - 144A (C)	250,000	248,223
Ares VR CLO, Ltd. Series 2006-5RA, Class D 2.14%, 02/24/2018 - 144A (C)	198,021	194,402
ARES XII CLO, Ltd. Series 2007-12A, Class C 2.24%, 11/25/2020 - 144A (C)	250,000	247,635
Atrium III Series 3A, Class D1 6.34%, 10/27/2016 - 144A (C)	250,000	243,382
Callidus Debt Partners CLO Fund VII, Ltd. Series 7A, Class D 3.69%, 01/21/2021 - 144A (C)	250,000	249,745
Carlyle Veyron CLO, Ltd. Series 2006-1A, Class D 1.84%, 07/15/2018 - 144A (C)	150,000	143,245
Castle Garden Funding
Series 2005-1A, Class B1
0.99%, 10/27/2020 - 144A (C)	100,000	98,621
Series 2005-1A, Class C1
1.99%, 10/27/2020 - 144A (C)	175,000	172,617
Dryden VIII Leveraged Loan CDO Series 2005-8A, Class D 1.99%, 05/22/2017 - 144A (C)	500,000	490,248
Gulf Stream - Sextant CLO, Ltd.
Series 2006-1A, Class A2
0.49%, 08/21/2020 - 144A (C)	198,697	195,859
Series 2006-1A, Class D
1.84%, 08/21/2020 - 144A (C)	200,000	194,353

	Principal	Value
Cayman Islands (continued)
Madison Park Funding I, Ltd. Series 2005-1A, Class D 2.14%, 05/10/2019 - 144A (C)	$ 100,000	$ 100,443
Stanfield Bristol CLO, Ltd. Series 2005-1A, Class A2 0.69%, 10/15/2019 - 144A (C)	300,000	296,034
WhiteHorse III, Ltd./Corp. Series 2006-1A, Class A3L 0.99%, 05/01/2018 - 144A (C)	200,000	198,285
Ireland - 0.1%
Trade MAPS 1, Ltd. Series 2013-1A, Class C 2.42%, 12/10/2018 - 144A (C)	50,000	50,344
United States - 1.4%
AmeriCredit Automobile Receivables Trust Series 2012-5, Class E 3.29%, 05/08/2020 - 144A	113,000	113,639
CarMax Auto Owner Trust Series 2013-4, Class C 1.95%, 09/16/2019	40,000	39,685
FBR Securitization Trust Series 2005-3, Class AV24 0.85%, 10/25/2035 (C)	145,731	122,699
Jefferies Ln 3.70%, 11/02/2014	235,000	235,000
Volkswagen Auto Loan Enhanced Trust Series 2013-2, Class A4 1.16%, 03/20/2020	150,000	148,915

Total Asset-Backed Securities (cost $3,989,604)		3,980,914

CORPORATE DEBT SECURITIES - 32.8%
Australia - 0.5%
BHP Billiton Finance USA, Ltd. 5.00%, 09/30/2043	101,000	102,691
FMG America Finance, Inc. 6.88%, 04/01/2022 - 144A (A)	70,000	76,300
Macquarie Group, Ltd. 3.00%, 12/03/2018 - 144A	75,000	74,698
Bermuda - 0.5%
Ingersoll-Rand Global Holding Co., Ltd. 4.25%, 06/15/2023 - 144A (A)	78,000	76,183
Weatherford International, Ltd. 5.95%, 04/15/2042 (A)	135,000	135,262
Canada - 1.0%
Cenovus Energy, Inc. 3.80%, 09/15/2023 (A)	100,000	97,488
Enbridge, Inc. 4.00%, 10/01/2023 (A)	67,000	65,799
NOVA Chemicals Corp. 5.25%, 08/01/2023 - 144A	70,000	72,100
Thomson Reuters Corp.
4.30%, 11/23/2023	45,000	45,194
5.65%, 11/23/2043 (A)	48,000	48,870
Xstrata Finance Canada, Ltd. 4.25%, 10/25/2022 - 144A	137,000	130,627
Cayman Islands - 0.4%
Transocean, Inc.
2.50%, 10/15/2017	98,000	99,038
3.80%, 10/15/2022 (A)	49,000	46,444
XLIT, Ltd. 5.25%, 12/15/2043 (A)	55,000	55,368

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Intermediate Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
France - 0.4%
Societe Generale SA 7.88%, 12/18/2023 - 144A (A) (C) (E)	$ 200,000	$ 201,400
Germany - 0.4%
Deutsche Bank AG 4.30%, 05/24/2028 (A) (C)	200,000	181,067
Luxembourg - 0.2%
Intelsat Jackson Holdings SA 7.25%, 10/15/2020	100,000	109,375
Mexico - 0.1%
Petroleos Mexicanos
3.50%, 07/18/2018 (A)	10,000	10,262
5.50%, 06/27/2044 (A)	50,000	45,625
Netherlands - 0.9%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 5.75%, 12/01/2043 (A)	250,000	265,022
LYB International Finance BV 4.00%, 07/15/2023 (A)	56,000	55,275
Petrobras Global Finance BV 4.38%, 05/20/2023	100,000	89,089
Norway - 0.1%
Statoil ASA 3.70%, 03/01/2024 (A)	57,000	56,591
Spain - 0.4%
BBVA US Senior SAU 4.66%, 10/09/2015	200,000	210,256
Switzerland - 1.0%
Credit Suisse 6.50%, 08/08/2023 - 144A	200,000	212,750
UBS AG 7.63%, 08/17/2022 (A)	250,000	286,329
United Kingdom - 1.4%
Abbey National Treasury Services PLC 3.05%, 08/23/2018 (A)	63,000	64,734
Anglo American Capital PLC 2.63%, 09/27/2017 - 144A (A)	200,000	200,862
BP Capital Markets PLC 2.75%, 05/10/2023	53,000	48,394
HBOS PLC, Series MTN 6.75%, 05/21/2018 - 144A (A)	100,000	113,113
Rio Tinto Finance USA PLC
1.63%, 08/21/2017 (A)	49,000	48,981
2.25%, 12/14/2018	56,000	55,724
Royal Bank of Scotland Group PLC
6.00%, 12/19/2023	49,000	49,349
6.10%, 06/10/2023 (A)	67,000	67,542
Vodafone Group PLC 2.95%, 02/19/2023	49,000	44,688
United States - 25.3%
21st Century Fox America, Inc.
3.00%, 09/15/2022 (A)	73,000	68,624
4.00%, 10/01/2023 - 144A	42,000	41,511
Activision Blizzard, Inc. 5.63%, 09/15/2021 - 144A	50,000	51,750
AES Corp. 7.38%, 07/01/2021 (A)	100,000	112,750
Aetna, Inc. 1.50%, 11/15/2017	35,000	34,485

	Principal	Value
United States (continued)
Altria Group, Inc.
4.00%, 01/31/2024 (A)	$ 43,000	$ 42,029
5.38%, 01/31/2044	65,000	65,269
American International Group, Inc.
3.38%, 08/15/2020 (A)	65,000	65,378
8.18%, 05/15/2058 (C)	54,000	65,340
American International Group, Inc., Series MTN 5.85%, 01/16/2018	42,000	48,176
American Tower Corp.
3.40%, 02/15/2019 (A)	50,000	50,903
4.50%, 01/15/2018 (A)	44,000	47,136
Amgen, Inc. 3.88%, 11/15/2021	67,000	68,822
Antero Resources Finance Corp. 5.38%, 11/01/2021 - 144A	30,000	30,300
Apple, Inc.
2.40%, 05/03/2023	27,000	24,279
3.85%, 05/04/2043 (A)	45,000	37,594
Arch Capital Group US, Inc. 5.14%, 11/01/2043 (A)	76,000	75,992
Ashland, Inc. 4.75%, 08/15/2022	100,000	95,000
AT&T, Inc. 5.35%, 09/01/2040 (A)	66,000	65,303
AvalonBay Communities, Inc. 2.95%, 09/15/2022 (A)	74,000	67,947
Bank of America Corp.
2.60%, 01/15/2019	101,000	101,446
4.10%, 07/24/2023 (A)	65,000	65,276
Bank of America Corp., Series MTN 3.30%, 01/11/2023 (A)	169,000	159,919
Bank of New York Mellon Corp., Series MTN 3.95%, 11/18/2025	64,000	63,365
BB&T Corp., Series MTN 2.05%, 06/19/2018 (A)	63,000	62,372
BioMed Realty, LP 4.25%, 07/15/2022 (A)	69,000	66,247
Boston Properties, LP 3.70%, 11/15/2018 (A)	44,000	46,415
Calumet Specialty Products Partners, LP / Calumet Finance Corp. 9.38%, 05/01/2019 (A)	80,000	88,800
Case New Holland, Inc. 7.88%, 12/01/2017	100,000	118,000
CCO Holdings LLC / CCO Holdings Capital Corp. 5.25%, 09/30/2022	60,000	56,025
Celgene Corp. 3.25%, 08/15/2022	76,000	71,954
Chemtura Corp. 5.75%, 07/15/2021 (A)	100,000	101,375
Chrysler Group LLC / CG Co.-Issuer, Inc. 8.25%, 06/15/2021 (A)	200,000	227,500
Citigroup, Inc.
1.70%, 07/25/2016	88,000	88,829
3.50%, 05/15/2023 (A)	62,000	57,771
4.45%, 01/10/2017	45,000	48,771

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Intermediate Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
United States (continued)
5.50%, 09/13/2025 (A)	$ 68,000	$ 71,620
5.88%, 01/30/2042 (A)	39,000	43,831
Clear Channel Worldwide Holdings, Inc.
6.50%, 11/15/2022	35,000	35,744
7.63%, 03/15/2020 (A)	60,000	63,075
Coca-Cola Co. 3.20%, 11/01/2023 (A)	45,000	43,282
Constellation Brands, Inc. 6.00%, 05/01/2022	100,000	106,750
COX Communications, Inc. 4.50%, 06/30/2043 - 144A (A)	50,000	40,301
Diamond Offshore Drilling, Inc. 3.45%, 11/01/2023	77,000	74,339
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 5.15%, 03/15/2042	53,000	47,599
DISH DBS Corp. 4.63%, 07/15/2017 (A)	100,000	104,750
Dominion Gas Holdings LLC 3.55%, 11/01/2023 - 144A	78,000	75,131
DreamWorks Animation SKG, Inc. 6.88%, 08/15/2020 - 144A	70,000	74,025
Duke Energy Corp.
2.10%, 06/15/2018 (A)	70,000	69,598
3.95%, 10/15/2023	51,000	51,015
Duke Realty, LP 3.88%, 02/15/2021	55,000	54,263
Eaton Corp. 2.75%, 11/02/2022 (A)	50,000	46,643
eBay, Inc. 4.00%, 07/15/2042 (A)	68,000	57,586
EMC Corp.
1.88%, 06/01/2018 (A)	145,000	143,353
3.38%, 06/01/2023	50,000	48,040
Energy Transfer Partners, LP
3.60%, 02/01/2023	124,000	114,829
5.15%, 02/01/2043	100,000	91,372
Equity One, Inc. 3.75%, 11/15/2022	78,000	73,182
ERAC USA Finance LLC 2.80%, 11/01/2018 - 144A (A)	47,000	47,495
ERP Operating, LP 3.00%, 04/15/2023 (A)	49,000	44,744
Express Scripts Holding Co. 2.65%, 02/15/2017	57,000	58,748
Fidelity National Information Services, Inc. 3.50%, 04/15/2023 (A)	99,000	90,240
FirstEnergy Corp.
2.75%, 03/15/2018 (A)	73,000	71,728
4.25%, 03/15/2023	74,000	68,979
Five Corners Funding Trust 4.42%, 11/15/2023 - 144A	100,000	98,572
FMC Technologies, Inc. 3.45%, 10/01/2022	51,000	46,967
Ford Motor Co. 4.75%, 01/15/2043 (A)	49,000	44,192
Ford Motor Credit Co. LLC 8.13%, 01/15/2020 (A)	100,000	125,045

	Principal	Value
United States (continued)
Freeport-McMoRan Copper & Gold, Inc. 2.38%, 03/15/2018 (A)	$ 74,000	$ 73,819
Gannett Co., Inc. 6.38%, 10/15/2023 - 144A	60,000	62,100
General Electric Capital Corp. 7.13%, 06/15/2022 (C) (E)	100,000	111,750
General Electric Capital Corp., Series MTN 3.15%, 09/07/2022 (A)	73,000	70,643
Genworth Holdings, Inc.
4.80%, 02/15/2024 (A)	55,000	54,327
4.90%, 08/15/2023 (A)	30,000	29,985
Georgia-Pacific LLC 3.73%, 07/15/2023 - 144A	56,000	53,899
Goldman Sachs Group, Inc.
2.38%, 01/22/2018 (A)	122,000	122,464
2.90%, 07/19/2018 (A)	84,000	85,485
3.63%, 01/22/2023 (A)	95,000	91,994
6.75%, 10/01/2037	43,000	47,839
Goldman Sachs Group, Inc., Series MTN 1.84%, 11/29/2023 (A) (C)	62,000	62,959
Hartford Financial Services Group, Inc.
5.13%, 04/15/2022 (A)	42,000	45,747
6.63%, 03/30/2040	37,000	44,712
Hawk Acquisition Sub, Inc. 4.25%, 10/15/2020 - 144A (A)	100,000	96,750
HCA, Inc. 7.25%, 09/15/2020	100,000	109,000
Hertz Corp. 5.88%, 10/15/2020	100,000	103,625
Hewlett-Packard Co.
2.60%, 09/15/2017 (A)	73,000	74,171
3.00%, 09/15/2016 (A)	96,000	99,861
HSBC Finance Corp. 6.68%, 01/15/2021	61,000	70,091
Humana, Inc. 3.15%, 12/01/2022 (A)	49,000	45,360
Huntington Bancshares 2.60%, 08/02/2018 (A)	125,000	125,073
Huntsman International LLC 4.88%, 11/15/2020 (A)	120,000	118,200
International Lease Finance Corp. 7.13%, 09/01/2018 - 144A	63,000	72,923
JPMorgan Chase & Co.
1.63%, 05/15/2018 (A)	114,000	111,629
3.38%, 05/01/2023 (A)	52,000	48,464
5.40%, 01/06/2042 (A)	49,000	52,751
6.00%, 08/01/2023 (A) (C) (E)	68,000	65,025
Kilroy Realty, LP 3.80%, 01/15/2023	55,000	51,291
Kimco Realty Corp. 3.13%, 06/01/2023	53,000	48,198
Kohl’s Corp. 4.75%, 12/15/2023	68,000	69,028
Lincoln National Corp. 4.00%, 09/01/2023	52,000	51,317
Macy’s Retail Holdings, Inc.
2.88%, 02/15/2023 (A)	75,000	67,877
4.30%, 02/15/2043 (A)	52,000	43,885

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Intermediate Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
United States (continued)
Marathon Petroleum Corp. 6.50%, 03/01/2041 (A)	$ 96,000	$ 109,412
Medtronic, Inc. 2.75%, 04/01/2023	39,000	36,075
MetLife, Inc. 4.88%, 11/13/2043 (A)	85,000	83,422
MetroPCS Wireless, Inc.
6.25%, 04/01/2021 - 144A	35,000	36,313
6.63%, 04/01/2023 - 144A (A)	85,000	87,762
MGM Resorts International 6.75%, 10/01/2020 (A)	120,000	128,400
Morgan Stanley 4.75%, 03/22/2017 (A)	67,000	73,118
Morgan Stanley, Series MTN
4.10%, 05/22/2023 (A)	111,000	107,420
5.00%, 11/24/2025 (A)	41,000	41,123
Motorola Solutions, Inc. 3.50%, 03/01/2023	98,000	90,664
Mylan, Inc. 4.20%, 11/29/2023	35,000	34,426
NextEra Energy Capital Holdings, Inc. 3.63%, 06/15/2023	121,000	113,492
NiSource Finance Corp.
3.85%, 02/15/2023	47,000	45,225
5.25%, 02/15/2043	47,000	45,676
Northern Trust Corp. 3.95%, 10/30/2025	62,000	60,419
Oncor Electric Delivery Co., LLC 6.80%, 09/01/2018	78,000	91,667
ONEOK Partners, LP 3.38%, 10/01/2022 (A)	50,000	46,741
Oracle Corp. 3.63%, 07/15/2023	128,000	126,972
Phillips 66 2.95%, 05/01/2017	60,000	62,423
PNK Finance Corp. 6.38%, 08/01/2021 - 144A (A)	55,000	56,238
PPL Capital Funding, Inc. 3.40%, 06/01/2023 (A)	124,000	115,381
ProLogis, LP 4.25%, 08/15/2023 (A)	47,000	46,429
Prudential Financial, Inc. 5.63%, 06/15/2043 (C)	107,000	104,860
PSEG Power LLC 2.45%, 11/15/2018	77,000	76,001
Regions Financial Corp. 2.00%, 05/15/2018	79,000	76,497
Reynolds American, Inc. 4.85%, 09/15/2023 (A)	65,000	67,100
Rockwell Collins, Inc.
3.70%, 12/15/2023 (A)	42,000	41,463
4.80%, 12/15/2043	30,000	30,118
Ryland Group, Inc. 6.63%, 05/01/2020 (A)	15,000	15,863
SandRidge Energy, Inc. 7.50%, 03/15/2021 (A)	120,000	125,700
Santander Holdings USA, Inc. 3.45%, 08/27/2018 (A)	53,000	54,360
Simon Property Group, LP 1.50%, 02/01/2018 - 144A (A)	50,000	48,573

	Principal	Value
United States (continued)
Sirius XM Holdings, Inc. 5.88%, 10/01/2020 - 144A (A)	$ 100,000	$ 102,000
SLM Corp., Series MTN
4.63%, 09/25/2017 (A)	82,000	85,118
4.88%, 06/17/2019	55,000	54,805
5.50%, 01/15/2019	49,000	50,850
Sprint Corp. 7.88%, 09/15/2023 - 144A (A)	60,000	64,500
St. Jude Medical, Inc.
3.25%, 04/15/2023	63,000	58,778
4.75%, 04/15/2043 (A)	56,000	53,074
State Street Corp. 3.70%, 11/20/2023	42,000	41,670
Thermo Fisher Scientific, Inc. 2.40%, 02/01/2019	55,000	54,488
Time Warner, Inc.
4.05%, 12/15/2023 (A)	97,000	96,717
5.35%, 12/15/2043	65,000	65,827
6.50%, 11/15/2036	39,000	44,065
TRW Automotive, Inc. 4.45%, 12/01/2023 - 144A	40,000	38,800
Valeant Pharmaceuticals International 6.38%, 10/15/2020 - 144A	100,000	105,375
Verizon Communications, Inc.
5.15%, 09/15/2023 (A)	191,000	205,075
5.50%, 02/15/2018 (A)	206,000	232,730
6.55%, 09/15/2043	87,000	101,786
Viacom, Inc.
4.25%, 09/01/2023	100,000	99,792
4.38%, 03/15/2043 (A)	52,000	43,907
Walgreen Co. 4.40%, 09/15/2042 (A)	74,000	65,775
WellPoint, Inc. 4.63%, 05/15/2042 (A)	92,000	85,028
Wells Fargo & Co.
1.25%, 07/20/2016	50,000	50,371
3.45%, 02/13/2023 (A)	49,000	46,326
5.38%, 11/02/2043 (A)	167,000	171,009
Weyerhaeuser Co. 4.63%, 09/15/2023	65,000	65,957
Williams Partners, LP 4.50%, 11/15/2023 (A)	62,000	61,579
WM Wrigley Jr Co.
2.40%, 10/21/2018 - 144A	64,000	63,607
2.90%, 10/21/2019 - 144A	90,000	89,256
3.38%, 10/21/2020 - 144A (A)	42,000	41,518
Xerox Corp. 2.75%, 03/15/2019 (A)	75,000	74,332
Yum! Brands, Inc.
3.88%, 11/01/2023 (A)	65,000	62,874
5.35%, 11/01/2043	117,000	113,683
Zoetis, Inc.
1.88%, 02/01/2018 (A)	49,000	48,597
3.25%, 02/01/2023	72,000	67,368
4.70%, 02/01/2043	46,000	42,994
Venezuela - 0.2%
Petroleos de Venezuela SA
4.90%, 10/28/2014	79,500	72,544
9.75%, 05/17/2035 - Reg S	29,600	20,794

Total Corporate Debt Securities (cost $16,354,544)		15,956,725

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Intermediate Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
PREFERRED STOCK - 0.2%
United States - 0.2%
Wells Fargo & Co., 5.85% (C)	3,000	$ 70,710

Total Preferred Stock (cost $75,000)		70,710

SECURITIES LENDING COLLATERAL - 24.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (F)	11,842,311	11,842,311

Total Securities Lending Collateral (cost $11,842,311)		11,842,311

Principal	Value
REPURCHASE AGREEMENT - 9.7%

State Street Bank & Trust Co.
0.01% (F), dated 12/31/2013, to be repurchased at $4,718,598 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 06/25/2037, and with a value of $4,813,311.

$ 4,718,595	$ 4,718,595

Total Repurchase Agreement (cost $4,718,595)	4,718,595

Total Investment Securities (cost $69,289,108) (G)	68,621,514
Other Assets and Liabilities - Net - (41.1)%	(19,976,902)

Net Assets - 100.0%	$ 48,644,612

OVER THE COUNTER SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - BUY PROTECTION: (H)
Reference Obligation	Fixed Deal Pay Rate	Expiration Date	Counterparty	Implied Credit Spread (BP) at 12/31/13 (I)	Notional Amount (J)	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Turkey, 11.88%, 01/15/2030	1.00%	06/20/2018	DUB	100.00	$52,000	$2,727	$901	$1,826
Venezuela, 9.25%, 09/15/2027	5.00	12/20/2018	DUB	500.00	51,000	10,599	8,004	2,595

						$13,326	$8,905	$4,421

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION: (H)
Reference Obligation	Fixed Deal Pay Rate	Expiration Date	Counterparty	Notional Amount (J)	Fair Value (K)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Emerging Markets Index - Series 19	5.00%	06/20/2018	HSBC	$280,000	$(24,487)	$(21,099)	$(3,388)
Emerging Markets Index - Series 19	5.00	06/20/2018	DUB	200,000	(17,491)	(15,016)	(2,475)

					$(41,978)	$(36,115)	$(5,863)

FUTURES CONTRACTS: (L)
Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note	Long	22	03/20/2014	$(51,998)
2-Year U.S. Treasury Note	Long	58	03/31/2014	(23,707)
5-Year U.S. Treasury Note	Short	(80)	03/31/2014	124,799
Long U.S. Treasury Bond	Short	(6)	03/20/2014	13,719
Ultra Long U.S. Treasury Bond	Short	(20)	03/20/2014	45,916

				$108,729

FORWARD FOREIGN CURRENCY CONTRACTS:
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
EUR	BCLY	(55,640)	02/07/2014	$(75,619)	$(924)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Intermediate Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investment Securities		Value
U.S. Government Obligations	22.7%		$15,555,562
U.S. Government Agency Obligations	14.4		9,904,271
Mortgage-Backed Securities	9.3		6,393,940
Asset-Backed Securities	5.8		3,980,914
Commercial Banks	3.0		2,072,853
Oil, Gas & Consumable Fuels	1.8		1,237,742
Diversified Financial Services	1.8		1,222,770
Media	1.7		1,140,126
Capital Markets	1.5		1,053,621
Insurance	1.2		823,196
Electric Utilities	1.1		747,892
Diversified Telecommunication Services	1.0		714,269
Real Estate Investment Trusts	1.0		711,285
Metals & Mining	1.0		689,004
Chemicals	0.7		441,950
Computers & Peripherals	0.6		427,298
Energy Equipment & Services	0.6		402,050
Hotels, Restaurants & Leisure	0.5		361,195
Health Care Providers & Services	0.5		332,621
Pharmaceuticals	0.4		298,760
Food Products	0.4		291,131
Commercial Services & Supplies	0.4		273,946
Automobiles	0.4		271,692
Consumer Finance	0.4		260,864
Wireless Telecommunication Services	0.3		233,263
Foreign Government Obligations	0.3		198,486
Independent Power Producers & Energy Traders	0.3		188,751
Multiline Retail	0.3		180,790
Software	0.3		178,722
Tobacco	0.3		174,398
Beverages	0.2		150,032
Health Care Equipment & Supplies	0.2		147,927
Biotechnology	0.2		140,776
Machinery	0.2		118,000
Communications Equipment	0.1		90,664
IT Services	0.1		90,240
Office Electronics	0.1		74,332
Trading Companies & Distributors	0.1		72,923
Aerospace & Defense	0.1		71,581
Food & Staples Retailing	0.1		65,775
Internet Software & Services	0.1		57,586
Life Sciences Tools & Services	0.1		54,488
Thrifts & Mortgage Finance	0.1		54,360
Paper & Forest Products	0.1		53,899
Auto Components	0.1		38,800
Household Durables	0.0	(O)	15,863

Investment Securities, at Value	75.9		52,060,608
Short-Term Investments	24.1		16,560,906

Total Investments	100.0%		$68,621,514

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Intermediate Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

VALUATION SUMMARY: (M)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
U.S. Government Obligations	$—	$15,555,562	$—	$15,555,562
U.S. Government Agency Obligations	—	9,904,271	—	9,904,271
Foreign Government Obligations	—	198,486	—	198,486
Mortgage-Backed Securities	—	6,393,940	—	6,393,940
Asset-Backed Securities
Australia	—	197,540	—	197,540
Cayman Islands	—	3,073,092	—	3,073,092
Ireland	—	50,344	—	50,344
United States	—	424,938	235,000	659,938
Corporate Debt Securities	—	15,956,725	—	15,956,725
Preferred Stock	70,710	—	—	70,710
Securities Lending Collateral	11,842,311	—	—	11,842,311
Repurchase Agreement	—	4,718,595	—	4,718,595
Total Investment Securities	$11,913,021	$56,473,493	$235,000	$68,621,514

Derivative Financial Instruments
Credit Default Swap Agreements (N)	$—	$4,421	$—	$4,421
Futures Contracts (N)	184,434	—	—	184,434
Total Derivative Financial Instruments	$184,434	$4,421	$—	$188,855

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
LIABILITIES
Derivative Financial Instruments
Credit Default Swap Agreements (N)	$—	$(5,863)	$—	$(5,863)
Futures Contracts (N)	(75,705)	—	—	(75,705)
Forward Foreign Currency Contracts (N)	—	(924)	—	(924)

Total Derivative Financial Instruments	$(75,705)	$(6,787)	$—	$(82,492)

Securities	Beginning Balance at December 31, 2012	Purchases (P)	Sales	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) (Q)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at December 31, 2013 (R)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2013 (Q)
Asset-Backed Securities	$—	$231,475	$—	$—	$—	$3,525	$—	$—	$235,000	$3,525

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $11,600,168. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Step bond - Coupon rate changes in increments to maturity. Rate disclosed is as of December 31, 2013. Maturity date disclosed is the ultimate maturity date.
(C)	Floating or variable rate note. Rate is listed as of December 31, 2013.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate fair value of securities is $102,697, or 0.21% of the portfolio’s net assets.
(E)	The security has a perpetual maturity. The date shown is the next call date.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Intermediate Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS (continued):

(F)	Rate shown reflects the yield at December 31, 2013.
(G)	Aggregate cost for federal income tax purposes is $69,322,123. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $191,388 and $891,997, respectively. Net unrealized depreciation for tax purposes is $700,609.
(H)	If the portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (a) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (b) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(I)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(J)	The maximum potential amount the portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(K)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(L)	Cash in the amount of $180,000 has been segregated by the custodian with the broker as collateral to cover margin requirements for open futures contracts.
(M)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(N)	Derivative financial instruments valued at unrealized appreciation (depreciation) on the instrument.
(O)	Percentage rounds to less than 0.1%.
(P)	Purchases include all purchases of securities and securities received in corporate actions.
(Q)	Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as Level 3 at year end.
(R)	Level 3 securities were not considered significant to the portfolio.

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities aggregated $8,828,239, or 18.15% of the portfolio’s net assets.
BCLY	Barclays Bank PLC
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
DUB	Deutsche Bank AG
HSBC	HSBC Bank USA
IO	Interest only portion of a STRIP (Separate Trading of Registered Interest and Principal Security) Security
MTN	Medium Term Note
Re-REMIC	Re-Securitized Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)
Reg S	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
TBA	To Be Announced

CURRENCY ABBREVIATION:

EUR	Euro

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Intermediate Bond VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment securities, at value (cost: $64,570,513) (including securities loaned of $11,600,168)	$63,902,919
Repurchase agreement, at value (cost: $4,718,595)	4,718,595
Cash on deposit with broker	180,000
Foreign currency, at value (cost: $85,656)	85,821
Unrealized appreciation on OTC swap agreements	4,421
Premium paid on OTC swap agreements	8,905
Receivables:
Investment securities sold	6,235,790
Interest	300,316
Dividend reclaims	34
Securities lending income (net)	3,895
Variation margin receivable on derivative financial instruments	22,781
Prepaid expenses	923

Total assets	75,464,400

Liabilities:
Due to custodian	153,299
Premium received on OTC swap agreements	36,115
Accounts payable and accrued liabilities:
Shares redeemed	3
Investment securities purchased	14,730,806
Management and advisory fees	21,344
Distribution and service fees	46
Administration fees	1,067
Transfer agent fees	133
Trustees fees	52
Audit and tax fees	16,017
Custody fees	8,417
Legal fees	221
Printing and shareholder reports fees	3,069
Other	101
Collateral for securities on loan	11,842,311
Unrealized depreciation on forward foreign currency contracts	924
Unrealized depreciation on OTC swap agreements	5,863

Total liabilities	26,819,788

Net assets	$48,644,612

Net assets consist of:
Capital stock ($0.01 par value)	$50,345
Additional paid-in capital	50,286,492
Undistributed (accumulated) net investment income (loss)	563,247
Undistributed (accumulated) net realized gain (loss)	(1,694,440)
Net unrealized appreciation (depreciation) on:
Investment securities	(667,594)
Futures contracts	108,729
Swap agreements	(1,442)
Translation of assets and liabilities denominated in foreign currencies	(725)

Net assets	$48,644,612

Net assets by class:
Initial Class	$48,435,319
Service Class	209,293

Shares outstanding:
Initial Class	5,012,846
Service Class	21,696

Net asset value and offering price per share:
Initial Class	$9.66
Service Class	9.65

STATEMENT OF OPERATIONS

For the period ended December 31, 2013

Investment Income:
Dividend income	$6,064
Interest income (net of withholding taxes on foreign interest of $161)	766,830
Securities lending income (net)	11,561

Total investment income	784,455

Expenses:
Management and advisory	161,397
Distribution and service:
Service Class	270
Administration	8,070
Transfer agent	526
Trustees	834
Audit and tax	16,017
Custody	51,556
Legal	1,326
Printing and shareholder reports	4,731
Other	1,543

Total expenses	246,270

Net investment income (loss)	538,185

Net realized gain (loss) on transactions from:
Investment securities	(2,328,896)
Futures contracts	754,215
Written options and swaptions	(48,399)
Swap agreements	(13,175)
Foreign currency transactions	(33,203)

Net realized gain (loss)	(1,669,458)

Net change in unrealized appreciation (depreciation) on:
Investment securities	(667,594)
Futures contracts	108,729
Swap agreements	(1,442)
Translation of assets and liabilities denominated in foreign currencies	(725)

Net change in unrealized appreciation (depreciation)	(561,032)

Net realized and change in unrealized gain (loss)	(2,230,490)

Net increase (decrease) in net assets resulting from operations	$(1,692,305)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Intermediate Bond VP

STATEMENT OF CHANGES IN NET ASSETS

For the period ended:

December 31, 2013 (A)
From operations:
Net investment income (loss)	$538,185
Net realized gain (loss)	(1,669,458)
Net change in unrealized appreciation (depreciation)	(561,032)
Net increase (decrease) in net assets resulting from operations	(1,692,305)

Capital share transactions:
Proceeds from shares sold:
Initial Class	50,126,934
Service Class	217,976
50,344,910
Cost of shares redeemed:
Initial Class	(3,700)
Service Class	(4,293)
(7,993)
Net increase (decrease) in net assets resulting from capital share transactions	50,336,917

Net increase (decrease) in net assets	48,644,612

Net assets:
Beginning of period	—
End of period	$48,644,612
Undistributed (accumulated) net investment income (loss)	$563,247

Share activity:
Shares issued:
Initial Class	5,013,233
Service Class	22,144
5,035,377
Shares redeemed:
Initial Class	(387)
Service Class	(448)
(835)

Net increase (decrease) in shares outstanding:
Initial Class	5,012,846
Service Class	21,696
5,034,542

(A)	Commenced operations on May 1, 2013.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Intermediate Bond VP

FINANCIAL HIGHLIGHTS

For the period ended:

For a share outstanding throughout the period	Initial Class
	December 31, 2013 (A)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income (loss)(B)	0.11
Net realized and unrealized gain (loss)	(0.45)
Total investment operations	(0.34)
Net asset value
End of period	$9.66
Total return(C)	(3.40	)%(D)
Net assets end of period (000’s)	$48,436
Ratio and supplemental data
Expenses to average net assets	0.76	%(E)
Net investment income (loss) to average net assets	1.67	%(E)
Portfolio turnover rate	421	%(D)

(A)	Commenced operations on May 1, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding throughout the period	Service Class
	December 31, 2013 (A)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income (loss)(B)	0.10
Net realized and unrealized gain (loss)	(0.45)
Total investment operations	(0.35)
Net asset value
End of period	$9.65
Total return(C)	(3.50	)%(D)
Net assets end of period (000’s)	$209
Ratio and supplemental data
Expenses to average net assets	1.01	%(E)
Net investment income (loss) to average net assets	1.51	%(E)
Portfolio turnover rate	421	%(D)

(A)	Commenced operations on May 1, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Intermediate Bond VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica ING Intermediate Bond VP (the “Portfolio”) commenced operations on May 1, 2013. The Portfolio is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Intermediate Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2013 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be executed in multilateral or other trade facility platforms, such as a registered exchange (“centrally cleared swaps”). Centrally cleared swaps listed or traded on a multilateral platform, are valued at the

Transamerica Series Trust	Annual Report 2013

Transamerica ING Intermediate Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

daily settlement price determined by the corresponding exchange. For centrally cleared credit default swaps the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, variance, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Statements of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such in the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses in the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses in the Statement of Operations.

Specific risks and accounting related to each type of swap agreement are identified and described in the following paragraphs:

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing their investment objectives. The Portfolio enter into credit default swaps to manage their exposure to the market or certain sectors of the market to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swaps, which exposes them to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swaps is disclosed in the Schedules of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps is included in the footnotes to the Schedules of Investments. If a defined credit event had occurred during the period, the swaps’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swaps with a sell protection less the value of the contracts’ related reference obligations.

The open OTC swap agreements at December 31, 2013 are listed in the Schedule of Investments. The premiums paid (received), as applicable, is included in the Statement of Assets and Liabilities along with the unrealized appreciation (depreciation).

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations.

Open balances, if any, are included in the payable or receivable for investments purchased or sold in the Statement of Assets and Liabilities.

When-Issued, forward delivery securities and delayed delivery settlements: The Portfolio may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward delivery

Transamerica Series Trust	Annual Report 2013

Transamerica ING Intermediate Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. Government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses on the security.

Treasury inflation-protected securities (“TIPS”): The Portfolio invests in TIPS. TIPS are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of a TIPS will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The adjustments to principal due to inflation/deflation are reflected as increases/decreases to Interest income in the Statement of Operations with a corresponding adjustment to cost.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REITs”): Dividend income related to a REIT is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Intermediate Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the

Transamerica Series Trust	Annual Report 2013

Transamerica ING Intermediate Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage passthroughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage passthroughs include TBA securities and mortgage passthrough certificates. Generally, TBA securities and mortgage passthroughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company,

Transamerica Series Trust	Annual Report 2013

Transamerica ING Intermediate Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2013:

	Market Value	% of Net Assets
Transamerica Asset Allocation - Conservative VP	$3,864,000	7.94%
Transamerica Asset Allocation - Moderate VP	44,436,000	91.36
Transamerica ING Balanced Allocation VP	53,963	0.11
Transamerica ING Conservative Allocation VP	35,416	0.07
Transamerica ING Moderate Growth Allocation VP	34,709	0.07
Total	$48,424,088	99.55%

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $1 billion	0.500%
Over $1 billion	0.480%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.99%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the period ended December 31, 2013, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Intermediate Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the period ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$40,895,734
U.S. Government	156,528,944

Proceeds from maturities and sales of securities:
Long-term	13,263,920
U.S. Government	137,606,810

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the period:

	Beginning number of positions at May 1, 2013	Ending number of positions at December 31, 2013	Average number of positions (A)
Futures contracts	—	5	5	(B)
Purchased options and swaptions	—	—	1	(B)
Written options and swaptions	—	—	1	(B)
Swap agreements	—	4	3	(B)
Forward foreign currency contracts	—	1	4	(B)
(A)	Calculated based on positions held at each month end during the current period.
(B)	Although there were no open positions at the beginning and/or the end of the period the Portfolio periodically invested in this derivative during the period.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Intermediate Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

The tables below highlight the types of risk associated with the derivative instruments:

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Credit contracts	Total
Asset Derivatives
Premium paid on swap agreements (C) (D)	$—	$—	$8,905	$8,905
Unrealized appreciation on futures contracts (C) (E)	184,434	—	—	184,434
Unrealized appreciation on swap agreements (C)	—	—	4,421	4,421
Total gross amount of assets (F)	$184,434	$—	$13,326	$197,760
Liability Derivatives
Premium received on swap agreements (C) (G)	$—	$—	$(36,115)	$(36,115)
Unrealized depreciation on futures contracts (C) (E)	(75,705)	—	—	(75,705)
Unrealized depreciation on swap agreements (C)	—	—	(5,863)	(5,863)
Unrealized depreciation on forward foreign currency contracts	—	(924)	—	(924)
Total gross amount of liabilities (F)	$(75,705)	$(924)	$(41,978)	$(118,607)
(C)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(D)	Includes premium paid on OTC swap agreements as reported on the Statement of Assets and Liabilities, as well as the premium paid on centrally cleared swap agreements included in the variation margin receivable/payable on derivative financial instruments.
(E)	Includes cumulative appreciation (depreciation) on futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(F)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.
(G)	Includes premium received on OTC swap agreements as reported on the Statement of Assets and Liabilities, as well as the premium received on centrally cleared swap agreements included in the variation margin receivable/payable on derivative financial instruments.

The following tables present the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2013:

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Financial Assets and Derivative Assets, and Collateral Received as of December 31, 2013:

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities(H)	Value Eligible for Offset	Collateral Received(I)	Net Amount (not less than $0)
Deutsche Bank AG	$13,326	$(13,326)	$—	$—
Other Derivatives (J)	184,434	—	—	184,434
Total	$197,760	$(13,326)	$—	$184,434

Financial Liabilities and Derivative Liabilities, and Collateral Pledged as of December 31, 2013:

Counterparty	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities(H)	Value Eligible for Offset	Collateral Pledged(I)	Net Amount (not less than $0)
Barclays Bank PLC	$924	$—	$—	$924
Deutsche Bank AG	17,491	(13,326)	—	4,165
HSBC Bank USA	24,487	—	—	24,487
Other Derivatives (J)	75,705	—	—	75,705
Total	$118,607	$(13,326)	$—	$105,281
(H)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Intermediate Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

(I)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(J)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement.

Effect of Derivative Instruments in the Statement of Operations for the period ended December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Credit contracts	Total
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on purchased options and swaptions (K)	$35,872	$—	$—	$35,872
Net realized gain (loss) on futures contracts	754,215	—	—	754,215
Net realized gain (loss) on written options and swaptions	(48,399)	—	—	(48,399)
Net realized gain (loss) on swap agreements	—	—	(13,175)	(13,175)
Net realized gain (loss) on forward foreign currency contracts (L)	—	(9,987)	—	(9,987)
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on futures contracts	108,729	—	—	108,729
Net change in unrealized appreciation (depreciation) on swap agreements	—	—	(1,442)	(1,442)
Net change in unrealized appreciation (depreciation) on forward foreign currency transactions (M)	—	(924)	—	(924)
Total	$850,417	$(10,911)	$(14,617)	$824,889
(K)	Included within Net realized gain (loss) on transactions from Investment securities.
(L)	Included within Net realized gain (loss) on transactions from Foreign currency transactions.
(M)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies.

For non-exchange traded derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, foreign bonds, swaps, foreign currency transactions, paydown gain/loss, capital loss carryforwards and non-deductable expenses.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(80)
Undistributed (accumulated) net investment income (loss)	25,062
Undistributed (accumulated) net realized gain (loss)	(24,982)

Transamerica Series Trust	Annual Report 2013

Transamerica ING Intermediate Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 6. (continued)

At December 31, 2013, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 1,553,621	Short-Term Indefinitely

The Portfolio did not have capital loss carryforwards utilized or expired during the year ended December 31, 2013.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 was as follows:

2013 Distributions paid from:
Ordinary Income	$—
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$562,345
Undistributed Long-term Capital Gain	—
Capital Loss Carryforwards	(1,553,621)
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	(700,949)
Other Temporary Differences	—

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica ING Intermediate Bond VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica ING Intermediate Bond VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from May 1, 2013 (commencement of operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica ING Intermediate Bond VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the period from May 1, 2013 (commencement of operations) to December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica ING Intermediate Bond VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the period ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Large Cap Growth VP

(unaudited)

MARKET ENVIRONMENT

We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. We believe that with modestly improving economic conditions, the U.S. Federal Reserve (“Fed”) stands prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions. The Fed is committed to maintaining the federal funds rate target near zero until the unemployment rate falls below a predetermined threshold or inflation becomes a concern. The strength of U.S. corporations remains intact as evidenced by significant amount of free cash flow and record-high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

PERFORMANCE

For the period from inception May 1, 2013 through December 31, 2013, Transamerica ING Large Cap Growth VP, Initial Class returned 18.60%. By comparison, its benchmark, the Russell 1000® Growth Index returned 20.33%.

STRATEGY REVIEW

The performance was driven primarily by stock selection. Stock selection within the health care and financials sectors contributed the most to performance while stock selection within the information technology and consumer discretionary sectors detracted the most.

Verizon Communications, Inc., Flowserve Corp., and McKesson Corp. were some of the biggest contributors to performance during the period. Not owning telecommunications company Verizon Communications, Inc. helped the portfolio. The stock underperformed in the third quarter after it announced the acquisition of its ownership stake in Verizon Wireless division (from Vodaphone Group Plc), which investors viewed as being an expensive acquisition. In addition, the company reported lackluster earnings results earlier in the quarter. Our overweight position in industrials company Flowserve Corp. contributed to performance. Flowserve Corp., which is expected to benefit from increased energy infrastructure spending, driven by low natural gas prices in the U.S. and strong oil prices, reported very strong quarterly results. The results were driven by growth in their recurring revenue businesses, margin progression, and early indications that the multi-year cycle for large projects is starting to pick up. Our overweight position in health care company McKesson Corp. contributed to performance. McKesson Corp. shares responded to better than expected earnings and the announcement of a highly accretive acquisition of international pharmacy provider Celesio. Their base U.S. drug distribution business delivered higher revenue growth, gross margins and earnings thanks to strong brand and generic drug price inflation.

Amazon.com, Inc., Citrix Systems, Inc., and Facebook, Inc., were among the most significant detractors for the period. Not owning online retailer Amazon.com, Inc. detracted from performance. Shares of the stock performed well after the company reported strong third quarter results, particularly as paid unit growth stabilized and gross profit dollar growth reaccelerated. Investors were also encouraged by the outlook for the fourth quarter. Our overweight position in enterprise software vendor Citrix Systems, Inc. detracted from performance. The company pre-announced third quarter results that were below expectations, and in November, shares also traded lower following Amazon’s, Inc. launch of a new desktop virtualization service which could detract from future growth in Citrix’s System, Inc’s. main product set over time. Our positioning in Facebook, Inc. detracted from performance. The stock outperformed the market significantly in July-before we initiated a position in the stock-as it reported second quarter results well above expectations.

Jeffrey Bianchi, CFA

Michael Pytosh

Christopher Corapi

Co-Portfolio Managers

ING Investment Management Co. LLC

Transamerica Series Trust	Annual Report 2013

Transamerica ING Large Cap Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	10 Years or Life of Class	Inception Date
Initial Class	18.60%	05/01/2013
Russell 1000® Growth Index(A)	20.33%
Service Class	18.40%	05/01/2013

NOTES

(A) The Russell 1000® Growth Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on inception date of the class. You cannot invest directly in an index.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Large Cap Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio
Transamerica ING Large Cap Growth VP
Initial Class	$1,000.00	$1,187.20	$5.13	$1,020.79	$4.74	0.92%
Service Class	1,000.00	1,186.40	6.52	1,019.52	6.02	1.17

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	98.4%
Securities Lending Collateral	20.7
Repurchase Agreement	2.0
Other Assets and Liabilities - Net	(21.1)
Total	100.0%

Transamerica Series Trust	Annual Report 2013

Transamerica ING Large Cap Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
COMMON STOCKS - 98.4%
Aerospace & Defense - 1.2%
B/E Aerospace, Inc. (A) (B)	8,170	$ 711,035
Auto Components - 1.4%
Delphi Automotive PLC - Class A	14,400	865,872
Beverages - 3.6%
Coca-Cola Enterprises, Inc.	18,370	810,668
PepsiCo, Inc.	15,900	1,318,746
Biotechnology - 6.5%
Amgen, Inc.	8,460	965,794
Celgene Corp. (A)	6,960	1,175,962
Gilead Sciences, Inc. (A) (B)	23,090	1,735,213
Capital Markets - 3.0%
Ameriprise Financial, Inc.	7,030	808,801
BlackRock, Inc. - Class A	3,100	981,057
Chemicals - 3.2%
LyondellBasell Industries NV - Class A	9,990	801,997
Monsanto Co.	9,460	1,102,563
Commercial Services & Supplies - 0.8%
Waste Connections, Inc. (B)	10,720	467,714
Computers & Peripherals - 8.1%
Apple, Inc.	5,260	2,951,438
EMC Corp. (B)	50,673	1,274,426
NetApp, Inc. (B)	15,240	626,974
Electrical Equipment - 2.5%
AMETEK, Inc. - Class A (B)	12,690	668,383
Roper Industries, Inc. (B)	6,090	844,561
Energy Equipment & Services - 1.2%
Halliburton Co.	13,920	706,440
Food & Staples Retailing - 4.7%
Costco Wholesale Corp.	6,800	809,268
CVS Caremark Corp.	17,620	1,261,063
Whole Foods Market, Inc. (B)	12,490	722,297
Food Products - 2.2%
Hershey Co. (B)	7,250	704,918
Mead Johnson Nutrition Co. - Class A	7,190	602,234
Health Care Providers & Services - 1.9%
McKesson Corp.	7,170	1,157,238
Hotels, Restaurants & Leisure - 3.3%
Chipotle Mexican Grill, Inc. - Class A (A) (B)	1,250	665,975
Starbucks Corp.	16,490	1,292,651
Industrial Conglomerates - 1.7%
Danaher Corp.	13,290	1,025,988
Insurance - 2.4%
Prudential Financial, Inc.	7,980	735,916
Travelers Cos., Inc.	7,980	722,509
Internet & Catalog Retail - 1.0%
priceline.com, Inc. (A)	500	581,200
Internet Software & Services - 7.0%
Facebook, Inc. - Class A (A) (B)	22,450	1,227,117
Google, Inc. - Class A (A)	2,620	2,936,260
IT Services - 6.0%
Cognizant Technology Solutions Corp. - Class A (A)	10,840	1,094,623
Mastercard, Inc. - Class A (B)	1,550	1,294,963
Visa, Inc. - Class A (B)	5,440	1,211,379

	Shares	Value
Machinery - 3.5%
Flowserve Corp. (B)	12,000	$ 945,960
Ingersoll-Rand PLC	11,220	691,152
Pall Corp.	5,490	468,571
Media - 7.9%
CBS Corp. - Class B	12,230	779,540
Comcast Corp. - Class A	26,950	1,400,457
Discovery Communications, Inc. - Series A (A) (B)	11,430	1,033,501
Liberty Media Corp. - Class A (A)	3,710	543,329
Walt Disney Co. - Class A	12,300	939,720
Multiline Retail - 1.3%
Macy’s, Inc.	14,280	762,552
Oil, Gas & Consumable Fuels - 2.6%
Anadarko Petroleum Corp. - Class A	7,090	562,379
EOG Resources, Inc.	5,950	998,648
Paper & Forest Products - 1.3%
International Paper Co. (B)	16,370	802,621
Personal Products - 1.5%
Estee Lauder Cos., Inc. - Class A	11,570	871,452
Pharmaceuticals - 3.9%
Actavis PLC (A)	4,482	752,976
Allergan, Inc. (B)	8,910	989,723
Mylan, Inc. (A) (B)	13,820	599,788
Road & Rail - 2.2%
Union Pacific Corp.	7,650	1,285,200
Software - 4.6%
Intuit, Inc. (B)	15,560	1,187,539
Oracle Corp. (B)	34,010	1,301,223
TIBCO Software, Inc. (A) (B)	12,510	281,225
Specialty Retail - 5.9%
Best Buy Co., Inc. (B)	19,350	771,678
Gap, Inc. - Class A	16,980	663,579
Home Depot, Inc. (B)	17,730	1,459,888
Ulta Salon Cosmetics & Fragrance, Inc. (A) (B)	6,200	598,424
Textiles, Apparel & Luxury Goods - 2.0%
NIKE, Inc. - Class B	14,880	1,170,163

Total Common Stocks (cost $49,616,035)		58,724,531

SECURITIES LENDING COLLATERAL - 20.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (C)	12,341,454	12,341,454

Total Securities Lending Collateral (cost $12,341,454)		12,341,454

	Principal	Value
REPURCHASE AGREEMENT - 2.0%
State Street Bank & Trust Co. 0.01% (C), dated 12/31/2013, to be repurchased at $1,181,799 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 06/25/2037, and with a value of $1,205,730.	$ 1,181,799	1,181,799

Total Repurchase Agreement (cost $1,181,799)		1,181,799

Total Investment Securities (cost $63,139,288) (D)		72,247,784
Other Assets and Liabilities - Net - (21.1)%		(12,597,156)

Net Assets - 100.0%		$59,650,628

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Large Cap Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Common Stocks	$58,724,531	$—	$—	$58,724,531
Securities Lending Collateral	12,341,454	—	—	12,341,454
Repurchase Agreement	—	1,181,799	—	1,181,799
Total Investment Securities	$71,065,985	$1,181,799	$—	$72,247,784

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of this security is on loan. The value of all securities on loan is $12,078,626. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate shown reflects the yield at December 31, 2013.
(D)	Aggregate cost for federal income tax purposes is $63,139,310. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $9,196,875 and $88,401, respectively. Net unrealized appreciation for tax purposes is $9,108,474.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Large Cap Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment securities, at value (cost: $61,957,489) (including securities loaned of $12,078,626)	$71,065,985
Repurchase agreement, at value (cost: $1,181,799)	1,181,799
Receivables:
Dividends	44,274
Securities lending income (net)	1,974
Prepaid expenses	1,017

Total assets	72,295,049

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	1
Investment securities purchased	242,180
Management and advisory fees	40,799
Distribution and service fees	40
Administration fees	1,275
Transfer agent fees	150
Trustees fees	69
Audit and tax fees	13,719
Custody fees	1,452
Legal fees	227
Printing and shareholder reports fees	2,936
Other	119
Collateral for securities on loan	12,341,454

Total liabilities	12,644,421

Net assets	$59,650,628

Net assets consist of:
Capital stock ($0.01 par value)	$50,294
Additional paid-in capital	50,255,692
Undistributed (accumulated) net investment income (loss)	136,911
Undistributed (accumulated) net realized gain (loss)	99,235
Net unrealized appreciation (depreciation) on:
Investment securities	9,108,496

Net assets	$59,650,628

Net assets by class:
Initial Class	$59,463,996
Service Class	186,632

Shares outstanding:
Initial Class	5,013,593
Service Class	15,762

Net asset value and offering price per share:
Initial Class	$11.86
Service Class	11.84

STATEMENT OF OPERATIONS

For the period ended December 31, 2013 (A)

Investment Income:
Dividend income	$461,291
Interest income	332
Securities lending income (net)	11,124

Total investment income	472,747

Expenses:
Management and advisory	287,593
Distribution and service:
Service Class	257
Administration	8,987
Transfer agent:
Initial Class	577
Service Class	2
Trustees	924
Audit and tax	13,719
Custody	14,229
Legal	1,446
Printing and shareholder reports	4,731
Other	1,692

Total expenses	334,157

Net investment income (loss)	138,590

Net realized gain (loss) on transactions from:
Investment securities	97,475

Net realized gain (loss)	97,475

Net change in unrealized appreciation (depreciation) on:
Investment securities	9,108,496

Net change in unrealized appreciation (depreciation)	9,108,496

Net realized and change in unrealized gain (loss)	9,205,971

Net increase (decrease) in net assets resulting from operations	$9,344,561

(A)	Commenced operations on May 1, 2013.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Large Cap Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the period ended:

December 31, 2013 (A)
From operations:
Net investment income (loss)	$138,590
Net realized gain (loss)	97,475
Net change in unrealized appreciation (depreciation)	9,108,496
Net increase (decrease) in net assets resulting from operations	9,344,561

Capital share transactions:
Proceeds from shares sold:
Initial Class	50,152,627
Service Class	162,546
50,315,173
Cost of shares redeemed:
Initial Class	(6,408)
Service Class	(2,698)
(9,106)
Net increase (decrease) in net assets resulting from capital share transactions	50,306,067
Net increase (decrease) in net assets	59,650,628

Net assets:
Beginning of period	—
End of period	$59,650,628
Undistributed (accumulated) net investment income (loss)	$136,911

Share activity:
Shares issued:
Initial Class	5,014,200
Service Class	16,011
5,030,211
Shares redeemed:
Initial Class	(607)
Service Class	(249)
(856)

Net increase (decrease) in shares outstanding:
Initial Class	5,013,593
Service Class	15,762
5,029,355

(A)	Commenced operations on May 1, 2013.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Large Cap Growth VP

FINANCIAL HIGHLIGHTS

For the period ended:

For a share outstanding throughout each period	Initial Class
	December 31, 2013 (A)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income (loss)(B)	0.03
Net realized and unrealized gain (loss)	1.83
Total investment operations	1.86
Net asset value
End of period	$11.86
Total return(C)	18.60	%(D)
Net assets end of period (000’s)	$59,464
Ratio and supplemental data
Expenses to average net assets	0.93	%(E)
Net investment income (loss) to average net assets	0.39	%(E)
Portfolio turnover rate	50	%(D)

(A)	Commenced operations on May 1, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding throughout each period	Service Class
	December 31, 2013 (A)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income (loss)(B)	0.01
Net realized and unrealized gain (loss)	1.83
Total investment operations	1.84
Net asset value
End of period	$11.84
Total return(C)	18.40	%(D)
Net assets end of period (000’s)	$187
Ratio and supplemental data
Expenses to average net assets	1.18	%(E)
Net investment income (loss) to average net assets	0.12	%(E)
Portfolio turnover rate	50	%(D)

(A)	Commenced operations on May 1, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Large Cap Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica ING Large Cap Growth VP (the “Portfolio”) commenced operations on May 1, 2013. The Portfolio is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Large Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REITs”): Dividend income related to a REIT is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Large Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the

Transamerica Series Trust	Annual Report 2013

Transamerica ING Large Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2013:

	Market Value	% of Net Assets
Transamerica Asset Allocation - Moderate Growth VP	$59,300,000	99.42%
Transamerica ING Balanced Allocation VP	79,550	0.13
Transamerica ING Conservative Allocation VP	13,598	0.02
Transamerica ING Moderate Growth Allocation VP	68,065	0.11
Total	$59,461,213	99.68%

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $250 million	0.800%
Over $250 million up to $1 billion	0.750%
Over $1 billion	0.720%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest

Transamerica Series Trust	Annual Report 2013

Transamerica ING Large Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
1.18%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the period ended December 31, 2013, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the period ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$72,976,095
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	23,457,535
U.S. Government	—

Transamerica Series Trust	Annual Report 2013

Transamerica ING Large Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, return of capital distributions from underlying investments, and non-deductable expenses.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(81)
Undistributed (accumulated) net investment income (loss)	(1,679)
Undistributed (accumulated) net realized gain (loss)	1,760

At December 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the period ended December 31, 2013.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 was as follows:

2013 Distributions paid from:
Ordinary Income	$—
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$236,168
Undistributed Long-term Capital Gain	—
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	9,108,474
Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica ING Large Cap Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica ING Large Cap Growth VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statements of operations, changes in net assets and the financial highlights for the period from May 1, 2013 (commencement of operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica ING Large Cap Growth VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the period from May 1, 2013 (commencement of operations) to December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica ING Large Cap Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the period ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Limited Maturity Bond VP

(unaudited)

MARKET ENVIRONMENT

The central bank announced at the Federal Open Market Committee’s (“FOMC”) final meeting of the year that it would begin to taper its large-scale asset purchases by $10 billion a month starting in January 2014. It will continue to purchase assets, but at a slower pace of $35 billion of agency Mortgage backed Securities per month and $40 billion of long-term Treasuries per month. The FOMC stated that it will consider reducing the pace of asset purchases in measured steps provided the recovery continues. They reaffirmed its commitment to retain accommodative monetary policy for a considerable time after its large-scale asset purchase program ends. It believes that low ranges will be appropriate to maintain well past the time that the unemployment rate declines below 6.5% percent, if inflation remains below its long-term objectives, as currently projected in the central tendency of its forecasts. The aim is to support the mortgage markets and the ongoing housing recovery.

Markets appear to have finally made the distinction between tapering and tightening. Bond markets were on their best behavior, as investors were certain that U.S. Federal Reserve Chairman Ben Bernanke and his successor Janet Yellen would continue to bestow the gift of a near-zero federal portfolios rate until 2015–16.

If the economy continues to perform moderately, interest rates may stay low by historic standards. Job growth has been decent for the past 12 months, but economic growth remains soft, just above 2.0%. Wage pressures are still quite muted and job growth has been largely confined to low wage sectors. House price appreciation is likely to slow. Fiscal policy may remain a drag but less so than the previous two years. Real disposable income growth is still fairly muted.

PERFORMANCE

For the period from inception May 1, 2013 through December 31, 2013, Transamerica ING Limited Maturity Bond VP, Initial Class returned 0.10%. By comparison, its benchmark, the Barclays 1-3 Year U.S. Government/Credit Index returned 0.28%.

STRATEGY REVIEW

The portfolio outperformed the benchmark index driven by favorable asset allocation. Our overweight to higher yielding spread assets, including investment grade corporates, and underweight to treasuries benefitted performance. Spreads continued to tighten over the period with U.S. investment grade at post-crisis highs. Our preference has been to take credit risk over interest rate risk. Therefore, the portfolio increased the amount of investment grade corporates and reduced our treasury and cash exposure. We are constructive on corporates as credit tends to perform better in a steady-state economic environment and can provide more income to protect investors from rising rates. Our overweight to Commercial Mortgage-Backed Securities contributed positively due to ongoing recovery in commercial real estate. Additionally, the credit environment was supportive of Asset-Backed Securities, bonds backed by auto loans/leases, credit card receivables, government-guaranteed student loans, and equipment loans/leases. Our overweight to this sector boosted results.

The performance of our security selection and duration exposures was neutral. There were no large detractors with respect to asset allocation or security selection. Duration management of U.S. interest rates was traded around that of the benchmark.

With respect to derivatives, treasury futures were utilized and they contributed positively to performance.

Christine Hurtsellers, CFA

Michael A. Mata

Matt Toms, CFA

Co-Portfolio Managers

ING Investment Management Co. LLC

Transamerica Series Trust	Annual Report 2013

Transamerica ING Limited Maturity Bond VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	10 Years or Life of Class	Inception Date
Initial Class	0.10%	05/01/2013
Barclays 1-3 Year U.S. Government/Credit Index(A)	0.28%
Service Class	(0.10)%	05/01/2013

NOTES

(A) The Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on inception date of the class. You cannot invest directly in an index.

The Barclays 1-3 Year U.S. Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates with remaining maturities of less than three years and more than one year.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

The value of debt securities may be affected by the ability of issuers to make principal and interest payments and even the possibility that the issuer will default completely. The portfolio is subject to interest rate risk, which is the possibility that a Fund’s yield will decline due to falling interest rates and the potential for bond prices to fall as interest rates rise. It may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held may be prepaid prior to maturity, potentially forcing the portfolio to reinvest that money at a lower interest rate.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Limited Maturity Bond VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio
Transamerica ING Limited Maturity Bond VP
Initial Class	$1,000.00	$1,007.00	$3.17	$1,022.32	$3.19	0.62%
Service Class	1,000.00	1,006.00	4.50	1,021.00	4.53	0.88

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% ofNet Assets
Corporate Debt Securities	40.3%
U.S. Government Obligations	34.5
Asset-Backed Securities	16.4
Securities Lending Collateral	13.1
Mortgage-Backed Securities	7.0
Repurchase Agreement	1.5
Other Assets and Liabilities - Net(A)	(12.8)
Total	100.0%

(A)	The Other Assets and Liabilities - Net category may include, but is not limited to, Reverse Repurchase Agreements, Forward Foreign Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, TBA Short Commitments, and Cash Collateral.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Limited Maturity Bond VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 34.5%
United States - 34.5%
U.S. Treasury Note
0.25%, 12/31/2015	$ 14,477,000	$ 14,438,549
0.63%, 12/15/2016 (A)	3,089,000	3,076,452
1.50%, 12/31/2018	4,750,000	4,696,563
2.13%, 11/30/2014 (B)	12,447,000	12,667,735

Total U.S. Government Obligations (cost $34,902,353)		34,879,299

MORTGAGE-BACKED SECURITIES - 7.0%
United States - 7.0%
American General Mortgage Loan Trust Series 2010-1A, Class A2 5.65%, 03/25/2058 - 144A (C)	277,000	283,467
Banc of America Commercial Mortgage Trust Series 2007-1, Class AAB 5.42%, 01/15/2049	263,156	262,891
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2004-2, Class H
5.75%, 11/10/2038 - 144A (C)	370,000	392,045
Series 2005-3, Class A3A
4.62%, 07/10/2043	470,000	477,969
Bear Stearns Commercial Mortgage Securities Trust Series 2005-T18, Class C 5.07%, 02/13/2042 (C)	350,000	362,503
CD Commercial Mortgage Trust Series 2007-CD4, Class A1A 5.29%, 12/11/2049 (C)	383,148	412,589
COMM Mortgage Trust Series 2013-CR7, Class A1 0.72%, 03/10/2046	202,422	201,304
Commercial Mortgage Pass-Through Certificates Series 2013-THL, Class A2 1.22%, 06/08/2030 - 144A (C)	130,000	129,682
Commercial Mortgage Trust Series 2007-GG9, Class A2 5.38%, 03/10/2039	324,461	331,778
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C4, Class B 5.29%, 08/15/2038 (C)	327,000	339,830
GE Capital Commercial Mortgage Corp. Series 2005-C2, Class C 5.13%, 05/10/2043 (C)	330,000	342,964
GS Mortgage Securities Trust Series 2006-GG6, Class A2 5.51%, 04/10/2038 (C)	28,166	28,161
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2012-PHH, Class A 1.83%, 10/15/2025 - 144A (C)	160,000	160,856
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-LD11, Class A2 5.79%, 06/15/2049 (C)	12,045	12,136

	Principal	Value
United States (continued)
JPMorgan Chase Commercial Mortgage-Backed Securities Trust Series 2010-RR1, Class JPA 5.81%, 06/18/2049 - 144A (C)	$ 170,000	$ 189,814
LB-UBS Commercial Mortgage Trust
Series 2004-C4, Class D
5.49%, 06/15/2036 (C)	170,000	172,893
Series 2005-C5, Class B
5.13%, 09/15/2040 (C)	680,000	711,767
Series 2006-C7, Class A2 SEQ
5.30%, 11/15/2038	61,008	63,251
Merrill Lynch Mortgage Investors Trust Series 1998-C1, Class A3 6.72%, 11/15/2026 (C)	333,030	353,205
ML-CFC Commercial Mortgage Trust Series 2007-9, Class ASB 5.64%, 09/12/2049	187,093	190,469
Morgan Stanley Capital I Trust Series 2007-HQ11, Class A31 5.44%, 02/12/2044	26,373	26,648
TIAA CMBS I Trust Series 2001-C1A, Class L 5.77%, 06/19/2033 - 144A	470,000	512,663
TIAA Seasoned Commercial Mortgage Trust Series 2007-C4, Class A1A 5.57%, 08/15/2039 (C)	263,282	278,288
Wachovia Bank Commercial Mortgage Trust
Series 2005-C17, Class D
5.40%, 03/15/2042 (C)	220,000	225,579
Series 2007-C30, Class A3
5.25%, 12/15/2043	298,785	300,531
WF-RBS Commercial Mortgage Trust Series 2011-C3, Class A2 3.24%, 03/15/2044 - 144A	280,000	290,831

Total Mortgage-Backed Securities (cost $7,125,235)		7,054,114

ASSET-BACKED SECURITIES - 16.4%
Cayman Islands - 5.8%
Ares VIR CLO, Ltd. Series 2006-6RA, Class D 2.14%, 03/12/2018 - 144A (C)	250,000	248,222
Atrium IV Series 4A, Class A2 0.49%, 06/08/2019 - 144A (C)	192,448	191,351
Ballyrock, Ltd. CLO Series 2006-1A, Class D 1.74%, 08/28/2019 - 144A (C)	500,000	492,817
Callidus Debt Partners CLO Fund VII, Ltd.
Series 7A, Class A
0.99%, 01/21/2021 - 144A (C)	119,183	118,886
Series 7A, Class C
2.49%, 01/21/2021 - 144A (C)	250,000	249,045
Carlyle Veyron CLO, Ltd.
Series 2006-1A, Class C
0.92%, 07/15/2018 - 144A (C)	500,000	484,194
Series 2006-1A, Class D
1.84%, 07/15/2018 - 144A (C)	300,000	286,491

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Limited Maturity Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Cayman Islands (continued)
Castle Garden Funding Series 2005-1A, Class B1 0.99%, 10/27/2020 - 144A (C)	$ 250,000	$ 246,552
CIFC Funding, Ltd.
Series 2006-1A, Class A2L
0.64%, 10/20/2020 - 144A (C)	200,000	194,593
Series 2006-2A, Class B1L
1.84%, 03/01/2021 - 144A (C)	250,000	240,533
Dryden VIII Leveraged Loan CDO Series 2005-8A, Class D 1.99%, 05/22/2017 - 144A (C)	500,000	490,248
Gulf Stream - Compass CLO, Ltd. Series 2007-1A, Class C 2.24%, 10/28/2019 - 144A (C)	250,000	246,660
Gulf Stream - Compass, Ltd. Series 2007-1A, Class D 3.69%, 10/28/2019 - 144A (C)	250,000	250,083
Gulf Stream - Sextant CLO, Ltd.
Series 2006-1A, Class A2
0.49%, 08/21/2020 - 144A (C)	433,521	427,328
Series 2006-1A, Class D
1.84%, 08/21/2020 - 144A (C)	250,000	242,942
Halcyon Structured Asset Management Long Secured / Short Unsecured Series 2007-1A, Class B 0.69%, 08/07/2021 - 144A (C)	300,000	290,471
Hewett’s Island CLO IV, Ltd. Series 2006-4A, Class C 0.99%, 05/09/2018 - 144A (C)	250,000	248,354
Madison Park Funding I, Ltd. Series 2005-1A, Class D 2.14%, 05/10/2019 - 144A (C)	250,000	251,107
Stanfield Bristol CLO, Ltd. Series 2005-1A, Class A2 0.69%, 10/15/2019 - 144A (C)	300,000	296,034
WhiteHorse III, Ltd./Corp.
Series 2006-1A, Class A3L
0.99%, 05/01/2018 - 144A (C)	200,000	198,285
Series 2006-1A, Class B1L
2.09%, 05/01/2018 - 144A (C)	200,000	196,117
United States - 10.6%
BMW Vehicle Owner Trust
Series 2013-A, Class A3
0.67%, 11/27/2017	70,000	70,065
Series 2013-A, Class A4
1.12%, 04/27/2020	150,000	149,426
Capital Auto Receivables Asset Trust
Series 2013-2, Class A3
1.24%, 10/20/2017	306,000	307,419
Series 2013-3, Class A3
1.31%, 12/20/2017	190,000	190,804
Capital One Multi-Asset Execution Trust
Series 2007-A7, Class A7
5.75%, 07/15/2020 (A)	172,000	197,613
Series 2013-A2, Class A2
0.35%, 02/15/2019 (C)	500,000	499,289
Carmax Auto Owner Trust Series 2013-2, Class A4 0.84%, 11/15/2018	205,000	202,548

	Principal	Value
United States (continued)
CarMax Auto Owner Trust
Series 2013-3, Class A4
1.49%, 01/15/2019	$ 500,000	$ 502,027
Series 2013-4, Class A4
1.28%, 05/15/2019	150,000	148,978
Chase Funding Loan Acquisition Trust Series 2003-C2, Class 1A 4.75%, 12/25/2019	189,196	194,369
Chase Issuance Trust
Series 2012-A5, Class A5
0.59%, 08/15/2017	600,000	600,067
Series 2013-A8, Class A8
1.01%, 10/15/2018	450,000	449,434
Citibank Credit Card Issuance Trust
Series 2008-A1, Class A1
5.35%, 02/07/2020	446,000	508,281
Series 2013-A2, Class A2
0.44%, 05/26/2020 (C)	261,000	259,782
Series 2013-A6, Class A6
1.32%, 09/07/2018	400,000	402,731
Discover Card Execution Note Trust
Series 2007-A1, Class A1
5.65%, 03/16/2020	400,000	458,001
Series 2013-A5, Class A5
1.04%, 04/15/2019	500,000	499,529
Fifth Third Auto Trust Series 2013-1, Class A4 1.30%, 02/18/2020	160,000	160,534
Ford Credit Auto Owner Trust
Series 2012-B, Class A4
1.00%, 09/15/2017	478,000	480,856
Series 2013-B, Class A3
0.57%, 10/15/2017	97,000	97,114
Series 2013-B, Class A4
0.76%, 08/15/2018	88,000	88,088
Series 2013-C, Class A4
1.25%, 10/15/2018	500,000	503,971
GSAMP Trust Series 2005-SEA2, Class A1 0.52%, 01/25/2045 - 144A (C)	108,802	104,841
Harley-Davidson Motorcycle Trust Series 2012-1, Class A4 0.91%, 02/15/2018	125,000	125,266
Hyundai Auto Receivables Trust
Series 2012-C, Class A4
0.73%, 06/15/2018	287,000	286,084
Series 2013-B, Class A3
0.71%, 09/15/2017	284,000	284,273
Mercedes-Benz Auto Receivables Trust Series 2013-1, Class A4 1.13%, 11/15/2019	500,000	500,520
Nissan Auto Lease Trust Series 2013-A, Class A4 0.74%, 10/15/2018	115,000	114,973
Nissan Auto Receivables Owner Trust Series 2013-B, Class A4 1.31%, 10/15/2019	500,000	501,460
Porsche Innovative Lease Owner Trust Series 2013-1, Class A3 0.70%, 08/22/2016 - 144A	200,000	199,904

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Limited Maturity Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
United States (continued)
Santander Drive Auto Receivables Trust
Series 2011-4, Class D
4.74%, 09/15/2017	$ 235,000	$ 247,919
Series 2012-5, Class D
3.30%, 09/17/2018	200,000	205,908
Structured Asset Securities Corp. Trust Series 2005-AR1, Class A1 0.37%, 09/25/2035 (C)	312,773	311,320
Toyota Auto Receivables Owner Trust Series 2013-B, Class A4 1.46%, 01/15/2019	360,000	363,616
Volkswagen Auto Loan Enhanced Trust Series 2012-2, Class A4 0.66%, 03/20/2019	170,000	169,087
World Omni Auto Receivables Trust Series 2013-A, Class A4 0.87%, 07/15/2019	300,000	296,657

Total Asset-Backed Securities (cost $16,589,687)		16,573,067

CORPORATE DEBT SECURITIES - 40.3%
Australia - 0.7%
Australia & New Zealand Banking Group, Ltd. 0.90%, 02/12/2016 (A)	250,000	249,721
National Australia Bank, Ltd. 1.60%, 08/07/2015	250,000	253,985
Westpac Banking Corp. 1.13%, 09/25/2015	230,000	232,494
Canada - 2.4%
Bank of Montreal, Series MTN 0.80%, 11/06/2015 (A)	320,000	321,735
Bank of Nova Scotia 0.75%, 10/09/2015 (A)	320,000	321,046
Canadian Imperial Bank of Commerce 0.90%, 10/01/2015	110,000	110,603
Royal Bank of Canada, Series MTN
0.85%, 03/08/2016 (A)	360,000	359,499
1.50%, 01/16/2018 (A)	280,000	274,531
Thomson Reuters Corp.
0.88%, 05/23/2016	321,000	318,741
1.30%, 02/23/2017	119,000	118,475
TransCanada PipeLines, Ltd. 0.75%, 01/15/2016 (A)	230,000	229,424
Xstrata Finance Canada, Ltd.
2.05%, 10/23/2015 - 144A	290,000	293,691
2.85%, 11/10/2014 - 144A	90,000	91,249
France - 0.4%
Sanofi 1.25%, 04/10/2018	240,000	233,668
Total Capital International SA 0.75%, 01/25/2016	190,000	189,638
Ireland - 0.2%
Perrigo Co. PLC 1.30%, 11/08/2016 - 144A	200,000	199,307
Italy - 0.2%
Intesa Sanpaolo SpA 3.13%, 01/15/2016	200,000	203,812

	Principal	Value
Japan - 0.3%
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.55%, 09/09/2016 - 144A	$ 246,000	$ 248,301
Luxembourg - 0.3%
Covidien International Finance SA 1.35%, 05/29/2015	330,000	332,421
Netherlands - 1.2%
ABN AMRO Bank NV 1.38%, 01/22/2016 - 144A	200,000	201,473
Petrobras Global Finance BV 2.00%, 05/20/2016 (A)	171,000	170,865
Rabobank Nederland NV, Series MTN 2.13%, 10/13/2015	243,000	249,264
Shell International Finance BV 3.10%, 06/28/2015 (A)	360,000	373,602
Volkswagen International Finance NV 1.13%, 11/18/2016 - 144A	200,000	199,495
Norway - 0.1%
Statoil ASA 1.95%, 11/08/2018	118,000	116,993
Spain - 0.3%
BBVA US Senior SAU 4.66%, 10/09/2015 (A)	200,000	210,255
Telefonica Emisiones SAU 3.99%, 02/16/2016 (A)	90,000	94,536
Sweden - 0.2%
Nordea Bank AB 0.88%, 05/13/2016 - 144A	200,000	199,005
Switzerland - 0.7%
Credit Suisse, Series MTN 3.50%, 03/23/2015 (A)	430,000	445,193
UBS AG, Series MTN 5.88%, 07/15/2016 (A)	190,000	211,268
United Kingdom - 1.7%
Barclays Bank PLC 5.00%, 09/22/2016	340,000	374,321
BP Capital Markets PLC
0.70%, 11/06/2015	160,000	160,398
2.25%, 11/01/2016 (A)	140,000	144,881
Diageo Capital PLC 0.63%, 04/29/2016	240,000	238,681
GlaxoSmithKline Capital PLC 0.75%, 05/08/2015 (A)	290,000	291,152
Rio Tinto Finance USA PLC 1.38%, 06/17/2016 (A)	168,000	170,616
Royal Bank of Scotland Group PLC 2.55%, 09/18/2015 (A)	190,000	194,324
Vodafone Group PLC 0.90%, 02/19/2016	140,000	140,490
United States - 31.6%
AbbVie, Inc. 1.20%, 11/06/2015	260,000	262,643
Altria Group, Inc. 4.13%, 09/11/2015	190,000	200,496
Amazon.com, Inc. 0.65%, 11/27/2015	200,000	199,910
American Express Credit Corp., Series MTN 1.75%, 06/12/2015	180,000	182,905

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Limited Maturity Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
United States (continued)
American International Group, Inc., Series MTN 5.60%, 10/18/2016	$ 320,000	$ 356,528
Amgen, Inc. 1.88%, 11/15/2014	130,000	131,449
Anheuser-Busch InBev Worldwide, Inc.
0.80%, 07/15/2015 (A)	120,000	120,597
5.38%, 11/15/2014	70,000	72,907
Apple, Inc. 0.45%, 05/03/2016 (A)	320,000	317,677
AT&T, Inc. 0.80%, 12/01/2015	450,000	448,861
Bank of America Corp.
1.50%, 10/09/2015	360,000	363,625
3.75%, 07/12/2016	310,000	329,566
Bank of America Corp., Series MTN 1.25%, 01/11/2016 (A)	460,000	462,070
Bank of New York Mellon Corp., Series MTN 1.20%, 02/20/2015 (A)	400,000	403,072
Baxter International, Inc. 0.95%, 06/01/2016 (A)	168,000	167,982
BB&T Corp. 5.20%, 12/23/2015	180,000	194,492
BB&T Corp., Series MTN 1.60%, 08/15/2017 (A)	310,000	307,233
Berkshire Hathaway Finance Corp. 2.45%, 12/15/2015 (A)	360,000	373,078
BlackRock, Inc. 1.38%, 06/01/2015 (A)	200,000	202,503
Caterpillar Financial Services Corp. 0.70%, 11/06/2015 (A)	160,000	160,193
Caterpillar Financial Services Corp., Series MTN
0.70%, 02/26/2016 (A)	180,000	179,715
1.10%, 05/29/2015 (A)	200,000	201,611
Charles Schwab Corp. 0.85%, 12/04/2015 (A)	238,000	238,662
Chevron Corp. 0.89%, 06/24/2016	150,000	150,356
Cisco Systems, Inc. 5.50%, 02/22/2016 (A)	290,000	319,039
Citigroup, Inc.
1.25%, 01/15/2016 (A)	190,000	190,631
1.30%, 04/01/2016	320,000	320,744
1.70%, 07/25/2016	300,000	302,827
2.65%, 03/02/2015	250,000	255,070
5.50%, 02/15/2017	190,000	209,349
Coca-Cola Co.
0.75%, 03/13/2015	347,000	348,098
1.80%, 09/01/2016 (A)	242,000	247,813
ConAgra Foods, Inc. 1.30%, 01/25/2016	247,000	247,428
ConocoPhillips 4.60%, 01/15/2015 (A)	210,000	218,899
COX Communications, Inc.
5.45%, 12/15/2014	60,000	62,703
5.50%, 10/01/2015	50,000	53,669

	Principal	Value
United States (continued)
CSX Corp. 6.25%, 04/01/2015	$ 200,000	$ 213,769
CVS Caremark Corp. 1.20%, 12/05/2016	103,000	103,105
Daimler Finance North America LLC 1.25%, 01/11/2016 - 144A	300,000	300,212
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 3.50%, 03/01/2016	142,000	149,056
Dominion Resources, Inc. 1.40%, 09/15/2017	200,000	196,399
Ecolab, Inc. 1.00%, 08/09/2015	110,000	110,342
Enterprise Products Operating LLC 1.25%, 08/13/2015	140,000	140,930
Fifth Third Bancorp 3.63%, 01/25/2016	360,000	378,212
Ford Motor Credit Co. LLC
1.70%, 05/09/2016 (A)	200,000	202,288
2.75%, 05/15/2015	200,000	205,168
Freeport-McMoRan Copper & Gold, Inc. 1.40%, 02/13/2015	170,000	170,949
Genentech, Inc. 4.75%, 07/15/2015	330,000	350,956
General Electric Capital Corp.
1.00%, 12/11/2015 (A)	350,000	352,804
3.75%, 11/14/2014	260,000	267,779
General Electric Capital Corp., Series MTN 4.88%, 03/04/2015	360,000	378,149
General Electric Co. 0.85%, 10/09/2015	210,000	210,981
Georgia Power Co.
0.75%, 08/10/2015 (A)	399,000	399,738
3.00%, 04/15/2016 (A)	110,000	114,662
Glencore Funding LLC 1.70%, 05/27/2016 - 144A	157,000	157,132
Goldman Sachs Group, Inc., Series MTN 1.60%, 11/23/2015 (A)	744,000	751,996
HCP, Inc. 3.75%, 02/01/2016 (A)	130,000	136,605
Health Care REIT, Inc. 3.63%, 03/15/2016	94,000	98,484
HSBC USA, Inc. 2.38%, 02/13/2015 (A)	280,000	285,703
Huntington National Bank 1.35%, 08/02/2016	250,000	249,908
Hyundai Capital America 1.88%, 08/09/2016 - 144A	375,000	376,359
Intel Corp. 1.35%, 12/15/2017 (A)	260,000	256,968
International Business Machines Corp.
0.55%, 02/06/2015 (A)	570,000	570,844
1.95%, 07/22/2016	100,000	102,735
John Deere Capital Corp.
0.75%, 01/22/2016 (A)	110,000	109,722
1.05%, 10/11/2016	158,000	158,455

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Limited Maturity Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
United States (continued)
JPMorgan Chase & Co.
3.15%, 07/05/2016	$ 619,000	$ 648,948
3.70%, 01/20/2015 (A)	470,000	484,666
Juniper Networks, Inc. 3.10%, 03/15/2016	222,000	228,610
Kellogg Co. 1.13%, 05/15/2015 (A)	200,000	201,362
KeyCorp, Series MTN 2.30%, 12/13/2018	184,000	182,665
Kraft Foods Group, Inc. 1.63%, 06/04/2015	246,000	249,124
Lorillard Tobacco Co. 3.50%, 08/04/2016 (A)	90,000	94,702
Marathon Oil Corp. 0.90%, 11/01/2015	260,000	260,217
McDonald’s Corp., Series MTN 0.75%, 05/29/2015 (A)	249,000	250,452
McKesson Corp. 0.95%, 12/04/2015	360,000	359,768
Medtronic, Inc. 3.00%, 03/15/2015	286,000	295,088
Merck & Co., Inc. 0.70%, 05/18/2016	350,000	349,387
MetLife Institutional Funding II 1.63%, 04/02/2015 - 144A	246,000	248,777
Metropolitan Life Global Funding I 1.70%, 06/29/2015 - 144A	140,000	142,104
Morgan Stanley
1.75%, 02/25/2016	80,000	81,074
2.13%, 04/25/2018 (A)	200,000	198,275
Morgan Stanley, Series MTN 6.00%, 04/28/2015	395,000	420,688
Mylan, Inc. 6.00%, 11/15/2018 - 144A	215,000	229,103
NBCUniversal Media LLC 3.65%, 04/30/2015	250,000	260,000
NetApp, Inc. 2.00%, 12/15/2017	200,000	198,973
NextEra Energy Capital Holdings, Inc. 1.20%, 06/01/2015	326,000	327,670
Novartis Capital Corp. 2.90%, 04/24/2015	300,000	310,001
Oracle Corp. 1.20%, 10/15/2017	260,000	255,855
PepsiCo, Inc.
0.70%, 08/13/2015	340,000	340,360
0.70%, 02/26/2016 (A)	110,000	109,429
1.25%, 08/13/2017 (A)	90,000	89,036
Pfizer, Inc. 5.35%, 03/15/2015	340,000	359,262
Philip Morris International, Inc. 2.50%, 05/16/2016 (A)	280,000	290,582
Phillips 66 1.95%, 03/05/2015	300,000	304,179
PNC Bank NA 1.15%, 11/01/2016	250,000	250,306
PNC Funding Corp. 5.63%, 02/01/2017	230,000	255,301
Procter & Gamble Co. 1.45%, 08/15/2016	244,000	247,561

	Principal	Value
United States (continued)
Progress Energy, Inc. 5.63%, 01/15/2016	$ 282,000	$ 306,964
Prudential Financial, Inc., Series MTN 3.88%, 01/14/2015	390,000	403,168
PSEG Power LLC 2.75%, 09/15/2016	240,000	248,524
Regions Financial Corp. 5.75%, 06/15/2015	185,000	197,122
Reynolds American, Inc. 1.05%, 10/30/2015	190,000	190,604
SABMiller Holdings, Inc. 1.85%, 01/15/2015 - 144A	200,000	202,397
Santander Holdings USA, Inc. 3.00%, 09/24/2015	291,000	300,501
SLM Corp., Series MTN 3.88%, 09/10/2015 (A)	110,000	113,712
Starbucks Corp. 0.88%, 12/05/2016	286,000	284,199
State Street Corp. 2.88%, 03/07/2016 (A)	300,000	312,188
SunTrust Banks, Inc. 3.60%, 04/15/2016	281,000	295,981
Symantec Corp. 2.75%, 09/15/2015	190,000	195,186
Texas Instruments, Inc. 0.45%, 08/03/2015	210,000	209,855
U.S. Bancorp, Series MTN 2.20%, 11/15/2016 (A)	100,000	103,270
United Parcel Service, Inc. 1.13%, 10/01/2017	200,000	197,018
UnitedHealth Group, Inc. 0.85%, 10/15/2015 (A)	260,000	261,041
Ventas Realty, LP 1.55%, 09/26/2016	186,000	187,320
Verizon Communications, Inc.
2.50%, 09/15/2016	232,000	239,896
3.00%, 04/01/2016	660,000	688,251
Wachovia Bank NA 4.80%, 11/01/2014	250,000	259,283
Wal-Mart Stores, Inc. 0.60%, 04/11/2016 (A)	120,000	119,826
Walt Disney Co., Series MTN 1.10%, 12/01/2017 (A)	410,000	404,005
Waste Management, Inc. 2.60%, 09/01/2016 (A)	144,000	148,633
WellPoint, Inc. 5.25%, 01/15/2016	160,000	172,996
Wells Fargo & Co., Series MTN 2.10%, 05/08/2017 (A)	250,000	254,662
WM Wrigley Jr Co. 1.40%, 10/21/2016 - 144A	205,000	205,311
Xcel Energy, Inc. 0.75%, 05/09/2016	120,000	118,988
Xerox Corp. 4.25%, 02/15/2015 (A)	263,000	272,844
Zoetis, Inc. 1.15%, 02/01/2016	200,000	200,227

Total Corporate Debt Securities (cost $40,759,382)		40,691,461

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Limited Maturity Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
SECURITIES LENDING COLLATERAL - 13.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (B)	13,281,906	$ 13,281,906

Total Securities Lending Collateral (cost $13,281,906)		13,281,906

Principal	Value
REPURCHASE AGREEMENT - 1.5%

State Street Bank & Trust Co.
0.01% (B), dated 12/31/2013, to be repurchased at $1,464,407 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 2.48%, due 03/01/2034, and with a value of $1,493,898.

$ 1,464,406	$ 1,464,406

Total Repurchase Agreement (cost $1,464,406)	1,464,406

Total Investment Securities (cost $114,122,969) (D)	113,944,253
Other Assets and Liabilities - Net - (12.8)%	(12,904,987)

Net Assets - 100.0%	$101,039,266

FUTURES CONTRACTS:
Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note	Long	85	03/31/2014	$(34,744)
5-Year U.S. Treasury Note	Short	(72)	03/31/2014	112,319

				$77,575

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investment Securities	Value
U.S. Government Obligations	30.6%	$34,879,299
Asset-Backed Securities	14.5	16,573,067
Commercial Banks	6.9	7,874,968
Mortgage-Backed Securities	6.2	7,054,114
Diversified Financial Services	4.7	5,350,043
Capital Markets	2.3	2,608,458
Pharmaceuticals	2.1	2,434,750
Oil, Gas & Consumable Fuels	1.8	2,090,028
Beverages	1.6	1,769,318
Insurance	1.3	1,523,655
Diversified Telecommunication Services	1.3	1,471,544
Media	1.2	1,366,649
Electric Utilities	1.1	1,268,022
Consumer Finance	1.0	1,106,313
Health Care Providers & Services	0.9	981,125
Food Products	0.8	903,225
Metals & Mining	0.8	883,637
Health Care Equipment & Supplies	0.7	795,491
Tobacco	0.7	776,384
IT Services	0.6	673,579
Communications Equipment	0.5	547,649
Hotels, Restaurants & Leisure	0.5	534,651
Computers & Peripherals	0.5	516,650
Automobiles	0.4	499,707
Biotechnology	0.4	482,405
Semiconductors & Semiconductor Equipment	0.4	466,823
Software	0.4	451,041
Energy Equipment & Services	0.3	370,354
Thrifts & Mortgage Finance	0.3	300,501
Office Electronics	0.2	272,844
Independent Power Producers & Energy Traders	0.2	248,524
Household Products	0.2	247,561
Real Estate Investment Trusts	0.2	235,089

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Limited Maturity Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

INVESTMENTS BY INDUSTRY (unaudited) (continued):	Percentage of Total Investment Securities	Value
Food & Staples Retailing	0.2%	$222,931
Road & Rail	0.2	213,769
Industrial Conglomerates	0.2	210,981
Internet & Catalog Retail	0.2	199,910
Air Freight & Logistics	0.2	197,018
Multi-Utilities	0.2	196,399
Commercial Services & Supplies	0.1	148,633
Wireless Telecommunication Services	0.1	140,490
Chemicals	0.1	110,342

Investment Securities, at Value	87.1	99,197,941
Short-Term Investments	12.9	14,746,312

Total Investments	100.0%	$113,944,253

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
U.S. Government Obligations	$—	$34,879,299	$—	$34,879,299
Mortgage-Backed Securities	—	7,054,114	—	7,054,114
Asset-Backed Securities	—	16,573,067	—	16,573,067
Corporate Debt Securities	—	40,691,461	—	40,691,461
Securities Lending Collateral	13,281,906	—	—	13,281,906
Repurchase Agreement	—	1,464,406	—	1,464,406
Total Investment Securities	$13,281,906	$100,662,347	$—	$113,944,253

Derivative Financial Instruments
Futures Contracts (F)	$112,319	$—	$—	$112,319
Total Derivative Financial Instruments	$112,319	$—	$—	$112,319

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
LIABILITIES
Derivative Financial Instruments
Futures Contracts (F)	$(34,744)	$—	$—	$(34,744)
Total Derivative Financial Instruments	$(34,744)	$—	$—	$(34,744)

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $13,010,993. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate shown reflects the yield at December 31, 2013.
(C)	Floating or variable rate note. Rate is listed as of December 31, 2013.
(D)	Aggregate cost for federal income tax purposes is $114,123,008. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $126,202 and $304,957, respectively. Net unrealized depreciation for tax purposes is $178,755.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Limited Maturity Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS (continued):

(F)	Derivative financial instruments valued at unrealized appreciation (depreciation) on the instrument.

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities aggregated $11,448,332, or 11.33% of the portfolio’s net assets.
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMBS	Commercial Mortgage-Backed Securities
MTN	Medium Term Note
REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Limited Maturity Bond VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment securities, at value (cost: $112,658,563) (including securities loaned of $13,010,993)	$112,479,847
Repurchase agreement, at value (cost: $1,464,406)	1,464,406
Cash on deposit with broker	88,000
Receivables:
Shares sold	21,236
Interest	324,701
Securities lending income (net)	6,414
Variation margin receivable on derivative financial instruments	6,750
Prepaid expenses	1,711

Total assets	114,393,065

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	2
Management and advisory fees	44,280
Distribution and service fees	120
Administration fees	2,214
Transfer agent fees	276
Trustees fees	108
Audit and tax fees	16,896
Custody fees	5,928
Legal fees	464
Printing and shareholder reports fees	1,588
Other	17
Collateral for securities on loan	13,281,906

Total liabilities	13,353,799

Net assets	$101,039,266

Net assets consist of:
Capital stock ($0.01 par value)	$100,977
Additional paid-in capital	100,872,483
Undistributed (accumulated) net investment income (loss)	248,498
Undistributed (accumulated) net realized gain (loss)	(81,551)
Net unrealized appreciation (depreciation) on:
Investment securities	(178,716)
Futures contracts	77,575

Net assets	$101,039,266

Net assets by class:
Initial Class	$100,445,725
Service Class	593,541

Shares outstanding:
Initial Class	10,038,285
Service Class	59,428

Net asset value and offering price per share:
Initial Class	$10.01
Service Class	9.99

STATEMENT OF OPERATIONS

For the period ended December 31, 2013 (A)

Investment Income:
Interest income (net of withholding taxes on foreign interest of $212)	$628,090
Securities lending income (net)	21,403

Total investment income	649,493

Expenses:
Management and advisory	334,009
Distribution and service:
Service Class	625
Administration	16,700
Transfer agent	1,092
Trustees	1,728
Audit and tax	16,896
Custody	40,102
Legal	2,752
Printing and shareholder reports	4,731
Other	2,951

Total expenses	421,586

Net investment income (loss)	227,907

Net realized gain (loss) on transactions from:
Investment securities	(285,224)
Futures contracts	224,123

Net realized gain (loss)	(61,101)

Net change in unrealized appreciation (depreciation) on:
Investment securities	(178,716)
Futures contracts	77,575

Net change in unrealized appreciation (depreciation)	(101,141)

Net realized and change in unrealized gain (loss)	(162,242)

Net increase (decrease) in net assets resulting from operations	$65,665

(A)	Commenced operations on May 1, 2013.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Limited Maturity Bond VP

STATEMENT OF CHANGES IN NET ASSETS

For the period ended:

December 31, 2013 (A)
From operations:
Net investment income (loss)	$227,907
Net realized gain (loss)	(61,101)
Net change in unrealized appreciation (depreciation)	(101,141)
Net increase (decrease) in net assets resulting from operations	65,665

Capital share transactions:
Proceeds from shares sold:
Initial Class	100,387,794
Service Class	596,291
100,984,085
Cost of shares redeemed:
Initial Class	(6,310)
Service Class	(4,174)
(10,484)
Net increase (decrease) in net assets resulting from capital share transactions	100,973,601

Net increase (decrease) in net assets	101,039,266

Net assets:
Beginning of period	—
End of period	$101,039,266
Undistributed (accumulated) net investment income (loss)	$248,498

Share activity:
Shares issued:
Initial Class	10,038,919
Service Class	59,846
10,098,765
Shares redeemed:
Initial Class	(634)
Service Class	(418)
(1,052)

Net increase (decrease) in shares outstanding:
Initial Class	10,038,285
Service Class	59,428
10,097,713

(A)	Commenced operations on May 1, 2013.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Limited Maturity Bond VP

FINANCIAL HIGHLIGHTS

For the period ended:

For a share outstanding throughout each period	Initial Class
	December 31, 2013 (A)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income (loss)(B)	0.02
Net realized and unrealized gain (loss)	(0.01)
Total investment operations	0.01
Net asset value
End of period	$10.01
Total return(C)	0.10	%(D)
Net assets end of period (000’s)	$100,446
Ratio and supplemental data
Expenses to average net assets	0.63	%(E)
Net investment income (loss) to average net assets	0.34	%(E)
Portfolio turnover rate	405	%(D)

(A)	Commenced operations on May 1, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding throughout each period	Service Class
	December 31, 2013 (A)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income (loss)(B)	0.01
Net realized and unrealized gain (loss)	(0.02)
Total investment operations	(0.01)
Net asset value
End of period	$9.99
Total return(C)	(0.10	)%(D)
Net assets end of period (000’s)	$593
Ratio and supplemental data
Expenses to average net assets	0.88	%(E)
Net investment income (loss) to average net assets	0.18	%(E)
Portfolio turnover rate	405	%(D)

(A)	Commenced operations on May 1, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Limited Maturity Bond VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica ING Limited Maturity Bond VP (the “Portfolio”) commenced operations on May 1, 2013. The Portfolio is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Limited Maturity Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Cash overdraft: Throughout the period, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other in the Statement of Operations.

Futures contracts: The Portfolio is subject to equity and commodity price risks, interest rate risks, and foreign currency exchange rate risks in the normal course of pursuing their investment objectives. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2013 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

When-Issued, forward delivery securities and delayed delivery settlements: The Portfolio may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Limited Maturity Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Delayed delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. Government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses on the security.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REITs”): Dividend income related to a REIT is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of

Transamerica Series Trust	Annual Report 2013

Transamerica ING Limited Maturity Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Limited Maturity Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage passthroughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage passthroughs include to be announced (“TBA”) securities and mortgage passthrough certificates. Generally, TBA securities and mortgage passthroughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2013:

	Market Value	% of Net Assets
Transamerica Asset Allocation - Conservative VP	$71,071,000	70.34%
Transamerica Asset Allocation - Moderate VP	29,029,000	28.73
Transamerica ING Balanced Allocation VP	293,955	0.29
Transamerica ING Conservative Allocation VP	89,280	0.09
Total	$100,483,235	99.45%

Transamerica Series Trust	Annual Report 2013

Transamerica ING Limited Maturity Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $250 million	0.500%
Over $250 million up to $1 billion	0.475%
Over $1 billion	0.460%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.88%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the period ended December 31, 2013, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the period ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Limited Maturity Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$79,645,419
U.S. Government	332,745,146

Proceeds from maturities and sales of securities:
Long-term	14,676,301
U.S. Government	297,561,808

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at May 1, 2013	Ending number of positions at December 31, 2013	Average number of positions (A)
Futures contracts	—	2	2	(B)
(A)	Calculated based on positions held at each month end during the current period.
(B)	Although there were no open positions at the beginning and/or the end of the period the Portfolio periodically invested in this derivative during the period.

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Total
Asset Derivatives
Unrealized appreciation on futures contracts (C) (D)	$112,319	$112,319
Total gross amount of assets (E)	$112,319	$112,319
Liability Derivatives
Unrealized depreciation on futures contracts (C) (D)	$(34,744)	$(34,744)
Total gross amount of liabilities (E)	$(34,744)	$(34,744)
(C)	Includes cumulative appreciation (depreciation) on futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(D)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(E)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Limited Maturity Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

Effect of Derivative Instruments in the Statement of Operations for the period ended December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Total
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on futures contracts	$224,123	$224,123
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on futures contracts	77,575	77,575
Total	$301,698	$301,698
The Portfolio’s derivatives are not subject to a master netting arrangement, or another similar arrangement.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, foreign currency transactions, paydown gain/loss, non-deductible expenses, and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(141)
Undistributed (accumulated) net investment income (loss)	20,591
Undistributed (accumulated) net realized gain (loss)	(20,450)

At December 31, 2013, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$3,937	Short-Term Indefinitely

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2013.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 was as follows:

2013 Distributions paid from:
Ordinary Income	$—
Long-Term Capital Gain	—

Transamerica Series Trust	Annual Report 2013

Transamerica ING Limited Maturity Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 6. (continued)

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$248,498
Undistributed Long-term Capital Gain	—
Capital Loss Carryforwards	(3,937)
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	(178,755)
Other Temporary Differences	—

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica ING Limited Maturity Bond VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica ING Limited Maturity Bond VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statements of operations and changes in net assets, and the financial highlights for the period from May 1, 2013 (commencement of operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica ING Limited Maturity Bond VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the period from May 1, 2013 (commencement of operations) to December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica ING Limited Maturity Bond VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the period ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Mid Cap Opportunities VP

(unaudited)

MARKET ENVIRONMENT

ING believes that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve (“Fed”) has assured the public that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions. The Fed is committed to maintaining the federal portfolios rate target near zero until the unemployment rate falls to 6.5% or inflation becomes a concern. The strength of U.S. corporations remains intact as evidenced by significant amounts of free cash flow and record-high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

PERFORMANCE

For the period from inception May 1, 2013 through December 31, 2013, Transamerica ING Mid Cap Opportunities VP, Initial Class returned 18.40%. By comparison, its benchmark, the Russell Midcap® Growth Index returned 21.17%.

STRATEGY REVIEW

The underperformance was driven by both stock selection and sector allocation effects. Stock selection within the financials and materials sectors contributed the most to performance while stock selection within the energy and consumer discretionary sectors detracted the most.

Ameriprise Financial, Inc., Best Buy Co., Inc., and Lions Gate Entertainment, Inc. (no longer held at period end) were the biggest contributors to performance during the six-month period. Ameriprise, a hybrid insurer/asset manager, has outperformed this year by materially exceeding expectations on margin improvements, driven by advisor productivity, and exhibiting shareholder-friendly behavior by deploying excess capital via buybacks and dividends. Although the company experienced significant outflows from some of its platforms, this was mostly in lower fee assets, so the net result has been an improved fee mix. The portfolio’s overweight position in consumer electronics company Best Buy Co., Inc. contributed positively to performance. Against a backdrop of concern about weakness in consumer spending, the company reported solid quarterly results that were strong across the board. In particular, investors were pleased to see better than expected progress on gross margin improvement. The portfolio’s overweight in Lions Gate Entertainment, Inc. (no longer held at period end) helped performance. LGF’s Lions Gate Entertainment, Inc. second quarter results solidly beat estimates and, as the opening of “The Hunger Games: Catching Fire” approached, investors discounted a bigger global box office. Further, as the company gets closer to the spring opening of “Divergent” at the box office, investors are increasingly hopeful that a) it becomes the next franchise, sustaining Earnings before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) define growth through the end of the decade; and b) the company could get more aggressive in returning capital to shareholders, as balance sheet deleveraging has nearly run its course.

Urban Outfitters, Inc., Citrix Systems, Inc., and Autodesk, Inc. were among the most significant detractors for the period. The portfolio’s overweight position in Urban Outfitters, Inc. (no longer held at period end) detracted from performance, as the company disclosed in its 10-Q that trends at its Urban Outfitters concept had decelerated meaningfully in September. The portfolio’s overweight position in enterprise software vendor Citrix Systems, Inc. detracted from performance. The company pre-announced third quarter results that were below expectations. The portfolio’s positioning in Autodesk, Inc. detracted from performance. The portfolio held an overweight position in May when the company reported weak quarterly results and lowered its full-year fiscal 2014 outlook due to the weak customer spending environment in Europe as well as Asia Pacific regions. The team sold the position in July. The company subsequently outperformed following strong second and third fiscal quarter results and a well-received October analyst day, which highlighted the company’s transition to a recurring revenue business model.

Jeffrey Bianchi, CFA

Michael Pytosh

Co-Portfolio Managers

ING Investment Management Co. LLC

Transamerica Series Trust	Annual Report 2013

Transamerica ING Mid Cap Opportunities VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	10 Years or Life of Class	Inception Date
Initial Class	18.40%	05/01/2013
Russell Midcap® Growth Index(A)	21.17%
Service Class	18.20%	05/01/2013

NOTES

(A) The Russell Midcap® Growth Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on inception date of the class. You cannot invest directly in an index.

The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing in stocks of Mid-Sized Companies may entail greater volatility and less liquidity than larger companies. Foreign Investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Mid Cap Opportunities VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)
Transamerica ING Mid Cap Opportunities VP
Initial Class	$1,000.00	$1,166.50	$5.02	$1,020.84	$4.69	0.91%
Service Class	1,000.00	1,164.50	6.40	1,019.57	5.97	1.16

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios do not include expenses of the investment companies in which the funds invest.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	97.9%
Securities Lending Collateral	24.5
Repurchase Agreement	2.6
Other Assets and Liabilities - Net	(25.0)
Total	100.0%

Transamerica Series Trust	Annual Report 2013

Transamerica ING Mid Cap Opportunities VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
COMMON STOCKS - 97.9%
Aerospace & Defense - 1.6%
B/E Aerospace, Inc. (A)	27,120	$ 2,360,254
Auto Components - 1.9%
Delphi Automotive PLC - Class A	48,380	2,909,089
Beverages - 1.8%
Coca-Cola Enterprises, Inc.	62,880	2,774,894
Biotechnology - 2.8%
Alexion Pharmaceuticals, Inc. (A)	25,240	3,358,435
Vertex Pharmaceuticals, Inc. (A)	11,740	872,282
Capital Markets - 3.5%
Affiliated Managers Group, Inc. (A) (B)	11,900	2,580,872
Ameriprise Financial, Inc.	23,560	2,710,578
Chemicals - 0.5%
Celanese Corp. - Series A	14,540	804,207
Commercial Services & Supplies - 2.3%
KAR Auction Services, Inc.	51,290	1,515,619
Waste Connections, Inc. (B)	44,090	1,923,647
Communications Equipment - 1.4%
F5 Networks, Inc. - Class B (A) (B)	23,100	2,098,866
Computers & Peripherals - 2.0%
NetApp, Inc.	73,950	3,042,303
Containers & Packaging - 1.6%
Packaging Corp. of America	38,230	2,419,194
Distributors - 0.8%
LKQ Corp. (A)	38,950	1,281,455
Diversified Financial Services - 3.0%
IntercontinentalExchange Group, Inc.	13,890	3,124,139
NASDAQ OMX Group, Inc. (B)	36,830	1,465,834
Electrical Equipment - 3.4%
AMETEK, Inc. - Class A (B)	49,580	2,611,379
Roper Industries, Inc. (B)	18,680	2,590,542
Electronic Equipment & Instruments - 0.8%
FLIR Systems, Inc.	40,990	1,233,799
Energy Equipment & Services - 1.5%
FMC Technologies, Inc. (A)	44,940	2,346,317
Food & Staples Retailing - 2.2%
Whole Foods Market, Inc.	57,440	3,321,755
Food Products - 3.6%
Hershey Co. (B)	32,410	3,151,225
Mead Johnson Nutrition Co. - Class A	27,420	2,296,699
Health Care Equipment & Supplies - 1.1%
Cooper Cos., Inc. (B)	13,199	1,634,564
Health Care Providers & Services - 1.8%
Henry Schein, Inc. (A) (B)	16,890	1,929,851
Premier, Inc. - Class A (A)	23,502	863,934
Hotels, Restaurants & Leisure - 3.9%
Brinker International, Inc. (B)	51,530	2,387,900
Chipotle Mexican Grill, Inc. - Class A (A)	5,740	3,058,157
Scientific Games Corp. - Class A (A)	33,230	562,584
Household Durables - 1.3%
Newell Rubbermaid, Inc.	60,520	1,961,453
Insurance - 1.5%
Arthur J. Gallagher & Co.	49,540	2,324,912
IT Services - 3.8%
Alliance Data Systems Corp. (A) (B)	10,930	2,873,825
Broadridge Financial Solutions, Inc. (B)	45,410	1,794,603
Gartner, Inc. (A) (B)	15,339	1,089,836

	Shares	Value
Life Sciences Tools & Services - 2.1%
Agilent Technologies, Inc.	35,270	$ 2,017,091
Mettler-Toledo International, Inc. (A) (B)	4,718	1,144,540
Machinery - 5.7%
Flowserve Corp. (B)	29,640	2,336,521
Ingersoll-Rand PLC	39,460	2,430,736
Nordson Corp. (B)	25,427	1,889,226
Proto Labs, Inc. (A) (B)	12,130	863,414
Xylem, Inc.	34,320	1,187,472
Media - 5.9%
Discovery Communications, Inc. - Series A (A) (B)	40,320	3,645,734
Liberty Media Corp. - Class A (A)	16,390	2,400,316
Madison Square Garden Co. (A)	21,900	1,261,002
Starz - Class A (A) (B)	58,740	1,717,558
Metals & Mining - 0.7%
Steel Dynamics, Inc. (B)	54,120	1,057,505
Multiline Retail - 2.0%
Macy’s, Inc.	58,400	3,118,560
Oil, Gas & Consumable Fuels - 4.4%
Cabot Oil & Gas Corp.	92,950	3,602,742
Oasis Petroleum, Inc. (A) (B)	38,610	1,813,512
SM Energy Co. (B)	16,330	1,357,186
Paper & Forest Products - 1.7%
International Paper Co. (B)	53,020	2,599,571
Pharmaceuticals - 5.5%
Actavis PLC (A)	18,670	3,136,560
Mylan, Inc. (A)	62,110	2,695,574
Zoetis, Inc. - Class A	76,500	2,500,785
Professional Services - 1.1%
Towers Watson & Co. - Class A (B)	12,560	1,602,782
Real Estate Investment Trusts - 1.5%
Gaming and Leisure Properties, Inc. (A) (B)	43,920	2,231,575
Semiconductors & Semiconductor Equipment - 1.3%
Xilinx, Inc. (B)	43,800	2,011,296
Software - 6.8%
Citrix Systems, Inc. (A)	14,770	934,202
Informatica Corp. (A) (B)	77,780	3,227,870
Intuit, Inc. (B)	56,810	4,335,739
TIBCO Software, Inc. (A)	79,770	1,793,230
Specialty Retail - 7.2%
Best Buy Co., Inc.	51,500	2,053,820
Gap, Inc. - Class A	54,410	2,126,343
Ross Stores, Inc.	37,330	2,797,137
Ulta Salon Cosmetics & Fragrance, Inc. (A)	21,920	2,115,718
Urban Outfitters, Inc. (A) (B)	51,041	1,893,621
Textiles, Apparel & Luxury Goods - 1.0%
Michael Kors Holdings, Ltd. (A) (B)	19,300	1,566,967
Trading Companies & Distributors - 1.0%
WESCO International, Inc. (A) (B)	17,410	1,585,529
Wireless Telecommunication Services - 1.9%
SBA Communications Corp. - Class A (A) (B)	31,920	2,867,693

Total Common Stocks (cost $129,502,020)		149,194,130

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Mid Cap Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value

SECURITIES LENDING COLLATERAL - 24.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (C)	37,331,215	$ 37,331,215

Total Securities Lending Collateral (cost $37,331,215)		37,331,215

Principal	Value
REPURCHASE AGREEMENT - 2.6%

State Street Bank & Trust Co.
0.01% (C), dated 12/31/2013, to be repurchased at $3,906,825 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 03/01/2033, and with a value of $3,987,640.

$ 3,906,823	$ 3,906,823

Total Repurchase Agreement (cost $3,906,823)	3,906,823

Total Investment Securities (cost $170,740,058) (D)	190,432,168
Other Assets and Liabilities - Net - (25.0)%	(38,118,537)

Net Assets - 100.0%	$ 152,313,631

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Common Stocks	$149,194,130	$—	$—	$149,194,130
Securities Lending Collateral	37,331,215	—	—	37,331,215
Repurchase Agreement	—	3,906,823	—	3,906,823
Total Investment Securities	$186,525,345	$3,906,823	$—	$190,432,168

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of this security is on loan. The value of all securities on loan is $36,536,770. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate shown reflects the yield at December 31, 2013.
(D)	Aggregate cost for federal income tax purposes is $170,758,614. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $20,794,676 and $1,121,122, respectively. Net unrealized appreciation for tax purposes is $19,673,554.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Mid Cap Opportunities VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment securities, at value (cost: $166,833,235) (including securities loaned of $36,536,770)	$186,525,345
Repurchase agreement, at value (cost: $3,906,823)	3,906,823
Cash	794
Receivables:
Dividends	80,407
Securities lending income (net)	5,190
Prepaid expenses	2,607

Total assets	190,521,166

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	4
Investment securities purchased	746,013
Management and advisory fees	107,678
Distribution and service fees	59
Administration fees	3,263
Transfer agent fees	390
Trustees fees	175
Audit and tax fees	15,211
Custody fees	2,083
Legal fees	603
Printing and shareholder reports fees	539
Other	302
Collateral for securities on loan	37,331,215

Total liabilities	38,207,535

Net assets	$152,313,631

Net assets consist of:
Capital stock ($0.01 par value)	$128,657
Additional paid-in capital	129,530,499
Undistributed (accumulated) net investment income (loss)	100,092
Undistributed (accumulated) net realized gain (loss)	2,862,273
Net unrealized appreciation (depreciation) on:
Investment securities	19,692,110

Net assets	$152,313,631

Net assets by class:
Initial Class	$152,038,511
Service Class	275,120

Shares outstanding:
Initial Class	12,842,372
Service Class	23,278

Net asset value and offering price per share:
Initial Class	$11.84
Service Class	11.82

STATEMENT OF OPERATIONS

For the period ended December 31, 2013 (A)

Investment Income:
Dividend income	$897,082
Interest income	762
Securities lending income (net)	36,719

Total investment income	934,563

Expenses:
Management and advisory	753,462
Distribution and service:
Service Class	323
Administration	22,806
Transfer agent	1,509
Trustees	2,395
Audit and tax	15,211
Custody	21,262
Legal	3,778
Printing and shareholder reports	4,731
Other	4,260

Total expenses	829,737

Net investment income (loss)	104,826

Net realized gain (loss) on transactions from:
Investment securities	2,857,456

Net realized gain (loss)	2,857,456

Net change in unrealized appreciation (depreciation) on:
Investment securities	19,692,110

Net change in unrealized appreciation (depreciation)	19,692,110

Net realized and change in unrealized gain (loss)	22,549,566

Net increase (decrease) in net assets resulting from operations	$22,654,392

(A)	Commenced operations on May 1, 2013.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Mid Cap Opportunities VP

STATEMENT OF CHANGES IN NET ASSETS

For the period ended:

December 31, 2013 (A)
From operations:
Net investment income (loss)	$104,826
Net realized gain (loss)	2,857,456
Net change in unrealized appreciation (depreciation)	19,692,110
Net increase (decrease) in net assets resulting from operations	22,654,392

Capital share transactions:
Proceeds from shares sold:
Initial Class	129,432,138
Service Class	247,766
129,679,904
Cost of shares redeemed:
Initial Class	(16,291)
Service Class	(4,374)
(20,665)
Net increase (decrease) in net assets resulting from capital share transactions	129,659,239
Net increase (decrease) in net assets	152,313,631

Net assets:
Beginning of period	$—
End of period	152,313,631
Undistributed (accumulated) net investment income (loss)	$100,092

Share activity:
Shares issued:
Initial Class	12,843,881
Service Class	23,670
12,867,551
Shares redeemed:
Initial Class	(1,509)
Service Class	(392)
(1,901)

Net increase (decrease) in shares outstanding:
Initial Class	12,842,372
Service Class	23,278
12,865,650

(A)	Commenced operations on May 1, 2013.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Mid Cap Opportunities VP

FINANCIAL HIGHLIGHTS

For the period ended:

For a share outstanding throughout the period ended	Initial Class
	December 31, 2013 (A)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income (loss)(B)	0.01
Net realized and unrealized gain (loss)	1.83
Total investment operations	1.84
Net asset value
End of period	$11.84
Total return(C)	18.40	%(D)
Net assets end of period (000’s)	$152,039
Ratio and supplemental data
Expenses to average net assets	0.91	%(E)
Net investment income (loss) to average net assets	0.12	%(E)
Portfolio turnover rate	56	%(D)

(A)	Commenced operations on May 1, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding throughout each period	Service Class
	December 31, 2013 (A)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income (loss)(B)	(0.01)
Net realized and unrealized gain (loss)	1.83
Total investment operations	1.82
Net asset value
End of period	$11.82
Total return(C)	18.20	%(D)
Net assets end of period (000’s)	$275
Ratio and supplemental data
Expenses to average net assets	1.16	%(E)
Net investment income (loss) to average net assets	(0.16	)%(E)
Portfolio turnover rate	56	%(D)

(A)	Commenced operations on May 1, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Mid Cap Opportunities VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica ING Mid Cap Opportunities VP (the “Portfolio”) commenced operations on May 1, 2013. The Portfolio is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Mid Cap Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REITs”): Dividend income related to a REIT is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Mid Cap Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the

Transamerica Series Trust	Annual Report 2013

Transamerica ING Mid Cap Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2013:

	Market Value	% of Net Assets
Transamerica Asset Allocation - Conservative VP	$25,892,271	17.00%
Transamerica Asset Allocation - Growth VP	11,450,677	7.52
Transamerica Asset Allocation - Moderate Growth VP	58,616,015	38.48
Transamerica Asset Allocation - Moderate VP	55,648,000	36.54
Transamerica ING Balanced Allocation VP	245,148	0.16
Transamerica ING Conservative Allocation VP	27,141	0.02
Transamerica ING Moderate Growth Allocation VP	174,431	0.11
Total	$152,053,683	99.83%

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $100 million	0.830%
Over $100 million up to $1 billion	0.815%
Over $1 billion	0.800%

Transamerica Series Trust	Annual Report 2013

Transamerica ING Mid Cap Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
1.15%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the period ended December 31, 2013, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the period ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$196,045,199
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	69,400,635
U.S. Government	—

Transamerica Series Trust	Annual Report 2013

Transamerica ING Mid Cap Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, return of capital distributions from underlying investments, and non-deductable expenses.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(83)
Undistributed (accumulated) net investment income (loss)	(4,734)
Undistributed (accumulated) net realized gain (loss)	4,817

At December 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the period ended December 31, 2013.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 was as follows:

2013 Distributions paid from:
Ordinary Income	$—
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$2,980,921
Undistributed Long-term Capital Gain	—
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	19,673,554
Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica ING Mid Cap Opportunities VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica ING Mid Cap Opportunities VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statements of operations, changes in net assets and the financial highlights for the period from May 1, 2013 (commencement of operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica ING Mid Cap Opportunities VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the period from May 1, 2013 (commencement of operations) to December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica ING Mid Cap Opportunities VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the period ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Moderate Growth Allocation VP

(unaudited)

MARKET ENVIRONMENT

Stock markets in 2013 were driven to multiyear highs as the U.S. Federal Reserve (“Fed”) continued to pump unprecedented stimulus into a weak economic recovery and politicians managed to eventually agree on a variety of budget issues. The U.S. stock market was a leader among global markets, as the S&P 500® was up 32.39% for the year. Generally, international stocks lagged significantly behind, with the MSCI Europe, Australasia, and Far East Index (“MSCI EAFE”), returning 23.29% over that stretch. Meanwhile, emerging markets’ stocks actually lost money, with the MSCI Emerging Markets Index (“MSCI EMI”) falling 2.6%.

Politicians squabbling over the budget had the spotlight for most of the year. They started in early 2013 with an agreement to avoid the fiscal cliff. And then in the course of dealing with the sequester, they had a debt-ceiling crisis and a two-week government shutdown in October. This ended with an agreement to reconsider the budget issues and debt ceiling in the first quarter of 2014.

In the face of the continuing political squabbling in Congress, the Fed continued to provide massive support to markets. They started buying $85 billion in bonds toward the end of 2012, and kept it up until they announced they would begin to reduce purchases in December of 2013. Nevertheless, Fed Chairman Ben Bernanke started the taper conversation in May, which in turn precipitated a dramatic rise in U.S. Treasury interest rates, for example, the 10-year U.S. Treasury note rose from 1.76% to 3.03% over 2013.

While U.S. policymakers hogged the spotlight in 2013, Europeans were glad to finally be out of the headlines. The European economies started to grow in the second half of year, and the fear of a Eurozone crisis receded. In international markets, Japan provided the most drama as Prime Minister Abe promised to end years of deflation and stagnation with a dramatic stimulus plan, which drove the Nikkei 225 index up 56.7%, its best year in more than 30, but also caused the Japanese yen to fall 17.7%. The bond market was characterized by decent returns to credit sensitive bonds, such as high-yield, but losses for interest-sensitive bonds. The Barclays U.S. Corporate High Yield 2% Issuer Capped Index rose 7.44% for the year; while interest rate-sensitive bonds lost money; the Barclays U.S. Aggregate Bond Index (“BCAB”) was down 2.0%.

PERFORMANCE

For the period from inception May 1, 2013 through December 31, 2013, Transamerica ING Moderate Growth Allocation VP, Service Class returned 11.20%. By comparison, its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index, Wilshire 5000 Total Market Index and Transamerica ING Moderate Growth Allocation VP Blended Benchmark (“blended benchmark”), returned (3.02%), 19.71% and 6.19%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond Index 49%, the S&P 500® 30% and the MSCI Europe, Australasia, Far East Index 21%.

STRATEGY REVIEW

This portfolio is designed to provide a mix of approximately 70% equity and 30% fixed-income securities under normal conditions over time. Upon inception on May 1, 2013 we implemented new volatility management guidelines designed to improve the portfolio’s risk-adjusted performance. Under these new guidelines the portfolio’s maximum equity exposure can range from 30% (when market volatility is unusually high) to 90% (when volatility is extremely low). The stock holdings of the portfolio include both domestic and international markets, from growth to value and small-cap to large-cap. The fixed-income holdings include Treasuries, Treasury Inflation Protected Securities, mortgage backed securities, high-yield, international and emerging markets’ bonds. The portfolio also includes exposure to master limited partnerships from the energy sector, emerging markets’ stocks and global real estate. The goal is to provide investors broad, diversified exposure to the financial markets. We also adjusted our holdings relative to our targets in response to shorter-term market conditions, for example, in 2013 we shifted assets from our intermediate-term bond portfolios to our short-term bond portfolios, thereby avoiding some of the losses from rising interest rates. And we seek to find and use quality money managers specializing in each asset class and style. We monitor these managers for performance and style issues, and adjust their weightings both to manage our asset-class exposures and to reflect the managers’ relative skill.

Upon inception on May 1, 2013, we gained the ability to use exchange-traded futures contracts to adjust the asset allocation exposure of the portfolio. The futures contracts we may use are limited to contracts on stock-indexes, such as the S&P 500® or the Russell 2000® Index; 5-year and 10-year U.S. Treasury bonds; and contracts on foreign currencies, such as the Japanese yen, or the euro. These futures contracts will allow us to quickly and cheaply adjust our asset allocation to stay within our maximum equity exposure, to adjust to market and economic events, and to hedge our exposure to stocks and bonds.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Moderate Growth Allocation VP

(unaudited)

STRATEGY REVIEW (continued)

For the period May 1 through the end of 2013, the worst performing portfolio in this portfolio was the Transamerica PIMCO Real Return TIPS portfolio as its long duration bonds lost value as interest rates rose and investors became less willing to pay for inflation protection. The portfolio’s worst performing stock portfolio was Transamerica Clarion Global Real Estate Securities. The best performing portfolio in the portfolio was Transamerica Capital Growth powered by strong performance from its large cap growth stocks, such as Facebook, Amazon, and Google.

Todd R. Porter, CFA

Maciej J. Kowara, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Moderate Growth Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	10 Years or Life of Class	Inception Date
Service Class	11.20%	05/01/2013
Barclays U.S. Aggregate Bond Index(A)	(3.02)%
Wilshire 5000 Total Market Index(A)	19.71%
Transamerica ING Moderate Growth Allocation VP Blended Benchmark(A)	6.19%

NOTES

(A) The Transamerica ING Moderate Growth Allocation Blended Benchmark is composed of the following benchmarks Barclays U.S. Aggregate Bond Index 49%, S&P 500® 30%, and MSCI Europe, Australasia, Far East Index 21%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on inception date of the class. You cannot invest directly in an index.

The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. The Wilshire 5000 Total Market Index measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization. The MSCI Europe, Australasia, Far East Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Moderate Growth Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)
Transamerica ING Moderate Growth Allocation VP
Service Class	$1,000.00	$1,112.00	$7.86	$1,018.04	$7.51	1.46%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
U.S. Equity	56.7%
Global/International Equity	19.3
Fixed Income	16.3
Tactical and Specialty	5.2
Alternative Investments	2.0
Repurchase Agreement	0.7
Other Assets and Liabilities - Net	(0.2)
Total	100.0%

Transamerica Series Trust	Annual Report 2013

Transamerica ING Moderate Growth Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
INVESTMENT COMPANIES - 99.5%
Alternative Investments - 2.0%
Transamerica MLP & Energy Income (A)	6,435	$ 68,151
Fixed Income - 16.3%
Transamerica Core Bond (A)	6,776	67,424
Transamerica High Yield Bond (A)	7,125	69,110
Transamerica ING Intermediate Bond VP (B) (C)	3,593	34,709
Transamerica Money Market (A)	144,028	144,028
Transamerica PIMCO Total Return VP (C)	3,044	34,582
Transamerica Short-Term Bond (A)	21,290	217,163
Global/International Equity - 19.3%
Transamerica Clarion Global Real Estate Securities VP (C)	7,460	87,053
Transamerica Developing Markets Equity (A)	11,636	137,998
Transamerica Emerging Markets Equity (A)	3,332	33,116
Transamerica Income & Growth (A)	9,520	103,964
Transamerica International (A)	3,136	34,124
Transamerica International Small Cap (A)	6,688	68,146
Transamerica International Small Cap Value (A)	5,463	67,689
Transamerica Value (A)	4,878	139,506
Tactical and Specialty - 5.2%
Transamerica Bond (A)	17,278	179,171
U.S. Equity - 56.7%
Transamerica Dividend Focused (A)	12,677	157,708
Transamerica Growth Opportunities (A)	5,736	68,263
Transamerica ING Large Cap Growth VP (B) (C)	5,739	68,065
Transamerica ING Mid Cap Opportunities VP (B) (C)	14,732	174,431

	Shares	Value
U.S. Equity (continued)
Transamerica Jennison Growth VP (C)	11,453	$ 122,664
Transamerica JPMorgan Mid Cap Value VP (C)	9,942	208,982
Transamerica Large Cap Growth (A)	5,448	67,940
Transamerica Large Cap Value (A)	23,324	296,911
Transamerica Select Equity (A)	18,016	244,839
Transamerica Small Cap Growth (A)	16,338	209,781
Transamerica Small Cap Value (A)	16,005	208,222
Transamerica Systematic Small/Mid Cap Value VP (C)	5,881	139,200

Total Investment Companies (cost $3,359,438)		3,452,940

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
State Street Bank & Trust Co. 0.01% (D), dated 12/31/2013, to be repurchased at $24,292 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 06/25/2037, and with a value of $28,822.	$ 24,292	24,292

Total Repurchase Agreement (cost $24,292)		24,292

Total Investment Securities (cost $3,383,730) (E)		3,477,232
Other Assets and Liabilities - Net - (0.2)%		(7,627)

Net Assets - 100.0%		$ 3,469,605

VALUATION SUMMARY: (F)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Investment Companies	$3,452,940	$—	$—	$3,452,940
Repurchase Agreement	—	24,292	—	24,292
Total Investment Securities	$3,452,940	$24,292	$—	$3,477,232

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	The portfolio invests its assets in the Class I2 shares of the affiliated series of the Transamerica Funds.
(B)	Non-income producing security.
(C)	The portfolio invests its assets in the Initial Class shares of the affiliated portfolio of the Transamerica Series Trust.
(D)	Rate shown reflects the yield at December 31, 2013.
(E)	Aggregate cost for federal income tax purposes is $3,386,102. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $116,603 and $25,473, respectively. Net unrealized appreciation for tax purposes is $91,130.
(F)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Moderate Growth Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investments in affiliated investment companies, at value (cost: $3,359,438)	$3,452,940
Repurchase agreement, at value (cost: $24,292)	24,292
Receivables:
Shares sold	7,987
Due from adviser	429
Dividends	162
Prepaid expenses	28

Total assets	3,485,838

Liabilities:
Accounts payable and accrued liabilities:
Distribution and service fees	705
Administration fees	71
Transfer agent fees	6
Trustees fees	7
Audit and tax fees	12,754
Custody fees	1,332
Printing and shareholder reports fees	1,353
Other	5

Total liabilities	16,233

Net assets	$3,469,605

Net assets consist of:
Capital stock ($0.01 par value)	$3,119
Additional paid-in capital	3,261,508
Undistributed (accumulated) net investment income (loss)	51,883
Undistributed (accumulated) net realized gain (loss)	59,593
Net unrealized appreciation (depreciation) on: Affiliated investment companies	93,502

Net assets	$3,469,605

Shares outstanding	311,886

Net asset value and offering price per share	$11.12

STATEMENT OF OPERATIONS

For the period ended December 31, 2013 (A)

Investment Income:
Dividend income from affiliated investment companies	$67,121
Interest income	5

Total investment income	67,126

Expenses:
Management and advisory	1,037
Distribution and service	2,593
Administration	259
Transfer agent	16
Trustees	25
Audit and tax	12,754
Custody	8,160
Legal	33
Printing and shareholder reports	1,893
Other	87

Total expenses	26,857

Expenses (waived/reimbursed) recaptured	(11,712)

Net expenses	15,145

Net investment income (loss)	51,981

Net realized and change in unrealized gain (loss):
Affiliated investment companies	2,891
Distributions from affiliated investment companies	56,555

Net realized gain (loss)	59,446

Net change in unrealized appreciation (depreciation) on: Affiliated investment companies	93,502

Net change in unrealized appreciation (depreciation)	93,502

Net realized and change in unrealized gain (loss)	152,948

Net increase (decrease) in net assets resulting from operations	$204,929

(A)	Commenced operations on May 1, 2013.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Moderate Growth Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the period ended:

December 31, 2013 (A)
From operations:
Net investment income (loss)	$51,981
Net realized gain (loss)	59,446
Net change in unrealized appreciation (depreciation)	93,502
Net increase (decrease) in net assets resulting from operations	204,929

Capital share transactions:
Proceeds from shares sold	3,544,677
Cost of shares redeemed	(280,001)
Net increase (decrease) in net assets resulting from capital share transactions	3,264,676

Net increase (decrease) in net assets	3,469,605

Net assets:
Beginning of period	—
End of period	$3,469,605
Undistributed (accumulated) net investment income (loss)	$51,883

Share activity:
Shares issued	338,935
Shares redeemed	(27,049)

Net increase (decrease) in shares outstanding	311,886

(A)	Commenced operations on May 1, 2013.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Moderate Growth Allocation VP

FINANCIAL HIGHLIGHTS

For the period ended:

For a share outstanding throughout the period	December 31, 2013 (A)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income (loss)(B)(C)	0.36
Net realized and unrealized gain (loss)	0.76
Total investment operations	1.12
Net asset value
End of period	$11.12
Total return(D)	11.20	%(E)
Net assets end of period (000’s)	$3,470
Ratio and supplemental data
Expenses to average net assets(F)
After (waiver/reimbursement) recapture	1.46	%(G)
Before (waiver/reimbursement) recapture	2.59	%(G)
Net investment income (loss) to average net assets(C)	5.01	%(G)
Portfolio turnover rate(H)	31	%(E)

(A)	Commenced operations on May 1, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(D)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the portfolio invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Moderate Growth Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica ING Moderate Growth Allocation VP (the “Portfolio”) commenced operations on May 1, 2013. The Portfolio is a series of TST.

The Portfolio currently offers one class of shares: Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Moderate Growth Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Cash overdraft: Throughout the period, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation

Transamerica Series Trust	Annual Report 2013

Transamerica ING Moderate Growth Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Moderate Growth Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.100% of ANA

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
1.21%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the period ended December 31, 2013, the amount waived/reimbursed by TAM was $11,712.

The following amounts are available for recapture by TAM as of December 31, 2013:

Amount Available	Year Reimbursed	Available Through
$ 11,712	2013	12/31/2015

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees up to a limit of 0.25% of Service Class.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the period ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of affiliated investments purchased and proceeds from affiliated investments sold (excluding short-term securities) for the period ended December 31, 2013 were as follows:

Purchases of affiliated investments:	$3,725,021
Proceeds from maturities and sales of affiliated investments:	491,989

There were no transactions in U.S. Government securities during the period ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Moderate Growth Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, net operating losses, and non-deductable expenses.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(49)
Undistributed (accumulated) net investment income (loss)	(98)
Undistributed (accumulated) net realized gain (loss)	147

At December 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2013.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 was as follows:

2013 Distributions paid from:
Ordinary Income	$—
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$61,559
Undistributed Long-term Capital Gain	52,289
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	91,130
Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Transamerica ING Moderate Growth Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 7. SUBSEQUENT EVENTS

The Board of Trustees of the Portfolio approved a new investment sub-advisory agreement with Aegon USA Investment Management, LLC, (“AUIM”), an affiliate of Transamerica Asset Management, Inc., pursuant to which AUIM would serve as sub-adviser to the Portfolio effective on or about May 1, 2014, subject to approval by the Portfolio’s shareholders. AUIM is an affiliated sub-adviser.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica ING Moderate Growth Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica ING Moderate Growth Allocation VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from May 1, 2013 (commencement of operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica ING Moderate Growth Allocation VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the period from May 1, 2013 (commencement of operations) to December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica ING Moderate Growth Allocation VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the period ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica International Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

Stock markets in 2013 were driven to multiyear highs as the U.S. Federal Reserve (“Fed”) continued to pump unprecedented stimulus into a weak economic recovery and politicians managed to eventually agree on a variety of budget issues. The U.S. stock market was a leader among global markets, as the S&P 500® was up 32.4% for the year. Generally, international stocks lagged significantly behind, with the MSCI Europe, Australasia, and Far East Index (“MSCI EAFE”), returning 23.29% over that stretch. Meanwhile, emerging markets’ stocks actually lost money, with the MSCI Emerging Markets Index (“MSCI EMI”) falling 2.60%.

Politicians squabbling over the budget had the spotlight for most of the year. They started in early 2013 with an agreement to avoid the U.S. fiscal cliff. And then in the course of dealing with the sequester, they had a debt-ceiling crisis and a two-week government shutdown in October. This ended with an agreement to reconsider the budget issues and debt ceiling in the first quarter of 2014.

In the face of the continuing political squabbling in Congress, the Fed continued to provide massive support to markets. They started buying $85 billion in bonds toward the end of 2012, and kept it up until they announced they would begin to reduce purchases in December. Nevertheless, Fed Chairman Ben Bernanke started the taper conversation in May, which in turn precipitated a dramatic rise in U.S. Treasury interest rates, for example, the 10-year U.S. Treasury note rose from 1.76% to 3.03% over 2013.

While U.S. policymakers hogged the spotlight in 2013, Europeans were glad to finally be out of the headlines. The European economies started to grow in the second half of year, and the fear of a Eurozone crisis receded. In international markets, Japan provided the most drama as Prime Minister Abe promised to end years of deflation and stagnation with a dramatic stimulus plan, which drove the Nikkei 225 index up 56.7%, its best year in more than 30, but also caused the yen to fall 17.7%. The bond market was characterized by decent returns to credit sensitive bonds, such as high-yield, but losses for interest-sensitive bonds. Barclays U.S. Corporate High Yield 2% Issuer Capped Index rose 7.44% for the year; while interest rate-sensitive bonds lost money; the Barclays U.S. Aggregate Bond Index was down 2.02%.

PERFORMANCE

For the year ended December 31, 2013, Transamerica International Moderate Growth VP, Initial Class returned 12.72%. By comparison, its primary and secondary benchmarks, the MSCI World Index ex-U.S. and the Barclays U.S. Aggregate Bond Index, returned 21.57% and (2.02)%, respectively.

STRATEGY REVIEW

This portfolio is designed to provide a mix of approximately 70% international equity and 30% fixed-income securities under normal conditions over time. On May 1, 2013 we implemented new volatility management guidelines designed to improve the portfolio’s risk-adjusted performance. Under these new guidelines the portfolio’s maximum equity exposure can range from 30% (when market volatility is unusually high) to 90% (when volatility is extremely low). The stock holdings of the portfolio are primarily from international markets, from growth to value and small-cap to large-cap. The fixed-income holdings include Treasuries, Treasury Inflation Protected Securities (“TIPS”), mortgage backed securities, high-yield, international and emerging markets’ bonds. The portfolio also includes exposure to emerging markets’ stocks and global real estate. The goal is to provide investors broad, diversified exposure to international financial markets. We also adjust our holdings relative to our targets in response to shorter-term market conditions, for example, in 2013 we reduced exposure to emerging markets’ stocks, to avoid those markets’ poor performance. And we seek to find and use quality money managers specializing in each asset class and style. We monitor these managers for performance and style issues, and adjust their weightings both to manage our asset-class exposures and to reflect the managers’ relative skill.

On May 1, 2013, we also began to use exchange-traded futures contracts to adjust the asset allocation exposure of the portfolios. The futures contracts we use are limited to contracts on stock-indexes, such as the MSCI EAFE or the MSCI EMI; 5-year or 10-year U.S. Treasury bonds; and contracts on foreign currencies, such as the Japanese yen, or the EU euro. These futures contracts allow us to quickly and cheaply adjust our asset allocation to stay within our maximum equity exposure, to adjust to market and economic events, and to hedge our exposure to stocks and bonds. The portfolio experienced a net loss from futures exposure.

For 2013, the worst performing portfolio in this portfolio was the Transamerica Real Return TIPS as its long duration bonds lost value as interest rates rose and investors became less willing to pay for inflation protection. The portfolio’s worst performing stock portfolio was Transamerica Emerging Markets Equity, which performed better than the MSCI EMI but nevertheless caused a drag on the portfolio’s performance. The best performing portfolio in the portfolio was Transamerica International Small Cap.

Todd R. Porter, CFA

Maciej J. Kowara, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Transamerica Series Trust	Annual Report 2013

Transamerica International Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	12.72%	11.04%	2.65%	05/01/2006
MSCI World Index ex-U.S.(A)	21.57%	13.04%	3.41%
Barclays U.S. Aggregate Bond Index(A)	(2.02)%	4.44%	5.21%
Service Class	12.46%	10.77%	2.40%	05/01/2006

NOTES

(A) The MSCI World ex-U.S. Index and the Barclays U.S. Aggregate Bond Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on life of the class. You cannot invest directly in an Index.

The MSCI World ex-U.S. Index captures large and mid-cap representation across developed markets countries, excluding the U.S. The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica International Moderate Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)

Transamerica International Moderate Growth VP
Initial Class	$1,000.00	$1,113.60	$0.81	$1,024.71	$0.77	0.15%
Service Class	1,000.00	1,113.50	2.15	1,023.44	2.06	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

Transamerica Series Trust	Annual Report 2013

Transamerica International Moderate Growth VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Global/International Equity	72.0%
Fixed Income	17.7
Repurchase Agreement	4.2
Tactical and Specialty	3.5
Inflation - Protected Securities	2.1
Other Assets and Liabilities - Net(A)	0.5
Total	100.0%

(A)	The Other Assets and Liabilities - Net category may include, but is not limited to, Reverse Repurchase Agreements, Forward Foreign Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, TBA Short Commitments, and Cash Collateral.

Transamerica Series Trust	Annual Report 2013

Transamerica International Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
INVESTMENT COMPANIES - 95.3%
Fixed Income - 17.7%
Transamerica Aegon U.S. Government Securities VP (A)	3,116,052	$ 38,420,926
Transamerica Core Bond (B)	598,042	5,950,516
Transamerica Emerging Markets Debt (B)	785,605	8,186,007
Transamerica Money Market (B)	21,068	21,068
Transamerica PIMCO Total Return VP (A)	1,353,029	15,370,415
Transamerica Short-Term Bond (B)	4,430,806	45,194,221
Global/International Equity - 72.0%
Transamerica Clarion Global Real Estate Securities VP (A)	1,882,663	21,970,676
Transamerica Developing Markets Equity (B)	1,387,467	16,455,357
Transamerica Income & Growth (B)	1,948,526	21,277,908
Transamerica International (B)	5,894,996	64,137,559
Transamerica International Equity (B)	4,322,158	78,663,274
Transamerica International Equity Opportunities (B)	9,008,656	78,645,571
Transamerica International Small Cap (B)	7,093,834	72,286,171
Transamerica International Small Cap Value (B)	5,857,396	72,573,142
Transamerica TS&W International Equity VP (A)	1,111,053	14,910,329
Transamerica Value (B)	633,094	18,106,486

	Shares	Value
Inflation-Protected Securities - 2.1%
Transamerica Real Return TIPS (B)	1,495,286	$ 13,517,383
Tactical and Specialty - 3.5%
Transamerica Bond (B)	2,164,035	22,441,038

Total Investment Companies (cost $551,651,669)		608,128,047

	Principal	Value
REPURCHASE AGREEMENT - 4.2%
State Street Bank & Trust Co. 0.01% (C), dated 12/31/2013, to be repurchased at $26,720,313 on 01/02/2014. Collateralized by U.S. Government Agency Obligations, 2.50% - 3.00%, due 01/01/2033 - 03/01/2033, and with a total value of $27,258,427.	$ 26,720,298	26,720,298

Total Repurchase Agreement (cost $26,720,298)		26,720,298

Total Investment Securities (cost $578,371,967) (D)		634,848,345
Other Assets and Liabilities - Net - 0.5%		3,290,595

Net Assets - 100.0%		$ 638,138,940

FUTURES CONTRACTS: (E)
Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
JPY March Futures	Short	(600)	03/17/2014	$1,670,000
MSCI EAFE Mini Index	Long	180	03/21/2014	761,475

				$2,431,475

VALUATION SUMMARY: (F)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Investment Companies	$608,128,047	$—	$—	$608,128,047
Repurchase Agreement	—	26,720,298	—	26,720,298
Total Investment Securities	$608,128,047	$26,720,298	$—	$634,848,345

Derivative Financial Instruments
Futures Contracts (G)	$2,431,475	$—	$—	$2,431,475
Total Derivative Financial Instruments	$2,431,475	$—	$—	$2,431,475

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	The portfolio invests its assets in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(B)	The portfolio invests its assets in the Class I2 shares of the affiliated series of Transamerica Funds.
(C)	Rate shown reflects the yield at December 31, 2013.
(D)	Aggregate cost for federal income tax purposes is $584,780,622. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $56,738,099 and $6,670,376, respectively. Net unrealized appreciation for tax purposes is $50,067,723.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica International Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS (continued):

(E)	Cash in the amount of $2,802,600 has been segregated by the custodian with the broker as collateral to cover margin requirements for open futures contracts.
(F)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(G)	Derivative financial instruments valued at unrealized appreciation (depreciation) on the instrument.

CURRENCY ABBREVIATION

JPY	Japanese Yen

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica International Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investments in affiliated investment companies, at value (cost: $551,651,669)	$608,128,047
Repurchase agreement, at value (cost: $26,720,298)	26,720,298
Cash on deposit with broker	2,802,600
Receivables:
Shares sold	562,631
Interest	7
Dividends	35,213
Variation margin receivable on derivative financial instruments	162,000
Prepaid expenses	10,886

Total assets	638,421,682

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	27,687
Management and advisory fees	54,473
Distribution and service fees	132,016
Administration fees	9,533
Transfer agent fees	1,621
Trustees fees	230
Audit and tax fees	21,247
Custody fees	2,249
Legal fees	2,886
Printing and shareholder reports fees	29,508
Other	1,292

Total liabilities	282,742

Net assets	$638,138,940

Net assets consist of:
Capital stock ($0.01 par value)	$644,026
Additional paid-in capital	616,748,620
Undistributed (accumulated) net investment income (loss)	13,808,980
Undistributed (accumulated) net realized gain (loss)	(51,970,539)
Net unrealized appreciation (depreciation) on:
Affiliated investment companies	56,476,378
Futures contracts	2,431,475

Net assets	$638,138,940

Net assets by class:
Initial Class	$19,345,288
Service Class	618,793,652

Shares outstanding:
Initial Class	1,936,833
Service Class	62,465,743

Net asset value and offering price per share:
Initial Class	$9.99
Service Class	9.91

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income from affiliated investment companies	$16,008,545
Interest income	2,483

Total investment income	16,011,028

Expenses:
Management and advisory	565,173
Distribution and service:
Service Class	1,365,557
Administration	98,905
Transfer agent	8,209
Trustees	16,632
Audit and tax	21,397
Custody	21,155
Legal	23,830
Printing and shareholder reports	54,673
Other	25,242

Total expenses	2,200,773

Net investment income (loss)	13,810,255

Net realized gain (loss) on transactions from:
Affiliated investment companies	(4,278,501)
Distributions from affiliated investment companies	9,586,886
Futures contracts	(5,316,325)

Net realized gain (loss)	(7,940)

Net change in unrealized appreciation (depreciation) on:
Affiliated investment companies	50,637,001
Futures contracts	2,431,475

Net change in unrealized appreciation (depreciation)	53,068,476

Net realized and change in unrealized gain (loss)	53,060,536

Net increase (decrease) in net assets resulting from operations	$66,870,791

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica International Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$13,810,255	$10,696,933
Net realized gain (loss)	(7,940)	(4,125,486)
Net change in unrealized appreciation (depreciation)	53,068,476	50,486,127
Net increase (decrease) in net assets resulting from operations	66,870,791	57,057,574

Distributions to shareholders:
Net investment income:
Initial Class	(383,605)	(564,274)
Service Class	(10,314,603)	(12,936,305)
Total distributions from net investment income	(10,698,208)	(13,500,579)
Total distributions to shareholders	(10,698,208)	(13,500,579)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,944,038	1,716,802
Service Class	107,662,474	38,412,978
	109,606,512	40,129,780
Dividends and distributions reinvested:
Initial Class	383,605	564,274
Service Class	10,314,603	12,936,305
	10,698,208	13,500,579
Cost of shares redeemed:
Initial Class	(3,468,735)	(5,032,577)
Service Class	(42,067,411)	(49,589,635)
	(45,536,146)	(54,622,212)
Net increase (decrease) in net assets resulting from capital share transactions	74,768,574	(991,853)

Net increase (decrease) in net assets	130,941,157	42,565,142

Net assets:
Beginning of year	507,197,783	464,632,641
End of year	$638,138,940	$507,197,783
Undistributed (accumulated) net investment income (loss)	$13,808,980	$10,697,907

Share activity:
Shares issued:
Initial Class	206,157	196,857
Service Class	11,453,820	4,420,568
	11,659,977	4,617,425
Shares issued-reinvested from dividends and distributions:
Initial Class	41,292	65,690
Service Class	1,118,721	1,516,566
	1,160,013	1,582,256
Shares redeemed:
Initial Class	(367,455)	(584,613)
Service Class	(4,496,980)	(5,731,040)
	(4,864,435)	(6,315,653)
Net increase (decrease) in shares outstanding:
Initial Class	(120,006)	(322,066)
Service Class	8,075,561	206,094
	7,955,555	(115,972)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica International Moderate Growth VP

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each year	Initial Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$9.05	$8.27	$9.13	$8.50	$6.72
Investment operations
Net investment income (loss)(A)(B)	0.24	0.20	0.25	0.20	0.25
Net realized and unrealized gain (loss)	0.90	0.84	(0.92)	0.66	1.73
Total investment operations	1.14	1.04	(0.67)	0.86	1.98
Distributions
Net investment income	(0.20)	(0.26)	(0.19)	(0.23)	(0.20)
Total distributions	(0.20)	(0.26)	(0.19)	(0.23)	(0.20)
Net asset value
End of year	$9.99	$9.05	$8.27	$9.13	$8.50
Total return(C)	12.72%	12.81%	(7.37)%	10.50%	29.69%
Net assets end of year (000’s)	$19,345	$18,619	$19,685	$21,033	$19,430
Ratio and supplemental data
Expenses to average net assets(D)	0.15%	0.15%	0.14%	0.14%	0.14%
Net investment income (loss) to average net assets(B)	2.53%	2.37%	2.94%	2.34%	3.43%
Portfolio turnover rate(E)	16%	47%	57%	20%	31%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(C)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the portfolio invests.
(E)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Service Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$8.98	$8.21	$9.06	$8.44	$6.68
Investment operations
Net investment income (loss)(A)(B)	0.23	0.19	0.24	0.18	0.25
Net realized and unrealized gain (loss)	0.88	0.82	(0.92)	0.66	1.70
Total investment operations	1.11	1.01	(0.68)	0.84	1.95
Distributions
Net investment income	(0.18)	(0.24)	(0.17)	(0.22)	(0.19)
Total distributions	(0.18)	(0.24)	(0.17)	(0.22)	(0.19)
Net asset value
End of year	$9.91	$8.98	$8.21	$9.06	$8.44
Total return(C)	12.46%	12.48%	(7.53)%	10.24%	29.33%
Net assets end of year (000’s)	$618,794	$488,579	$444,948	$488,673	$422,402
Ratio and supplemental data
Expenses to average net assets(D)	0.40%	0.40%	0.39%	0.39%	0.39%
Net investment income (loss) to average net assets(B)	2.44%	2.19%	2.64%	2.13%	3.40%
Portfolio turnover rate(E)	16%	47%	57%	20%	31%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(C)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the portfolio invests.
(E)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica International Moderate Growth VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2013 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Transamerica Series Trust	Annual Report 2013

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2013

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.100% of ANA

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.25%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Transamerica Series Trust	Annual Report 2013

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.0175% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of affiliated investments purchased and proceeds from affiliated investments sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of affiliated investments:	$117,545,790
Proceeds from maturities and sales of affiliated investments:	88,744,127

There were no transactions in U.S. Government securities during the year ended December 31, 2013.

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2012	Ending number of positions at December 31, 2013	Average number of positions(A)
Futures contracts	—	2	3	(B)

(A)	Calculated based on positions held at each month end during the current year.
(B)	Although there were no open positions at the beginning and/or the end of the year the Portfolio periodically invested in this derivative during the year.

The tables below highlight the types of risk associated with the derivative instruments:

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts	Equity contracts	Total
Asset derivatives
Unrealized appreciation on futures contracts (C) (D)	$1,670,000	$761,475	$2,431,475
Total gross amount of assets (E)	$1,670,000	$761,475	$2,431,475

(C)	Includes cumulative appreciation (depreciation) on futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(D)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(E)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2013

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Equity contracts	Total
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on futures contracts	$(449,887)	$—	$(4,866,438)	$(5,316,325)
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on futures contracts	—	1,670,000	761,475	2,431,475
Total	$(449,887)	$1,670,000	$(4,104,963)	$(2,884,850)

The Portfolio’s derivatives are not subject to a master netting arrangement, or another similar arrangement.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$247
Undistributed (accumulated) net investment income (loss)	(974)
Undistributed (accumulated) net realized gain (loss)	727

At December 31, 2013, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 1,994,029	December 31, 2015
25,689,375	December 31, 2016
3,089,860	Short-Term Indefinitely
12,357,145	Long-Term Indefinitely

The capital loss carryforwards utilized or expired during the year ended December 31, 2013 were $2,279,069.

Transamerica Series Trust	Annual Report 2013

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 6. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$10,698,208
Long-Term Capital Gain	—

2012 Distributions paid from:
Ordinary Income	13,500,579
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$13,808,980
Undistributed Long-term Capital Gain	—
Capital Loss Carryforwards	(43,130,409)
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	50,067,723
Other Temporary Differences	—

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 8. SUBSEQUENT EVENTS

The Board of Trustees of the Portfolio approved a new investment sub-advisory agreement with Aegon USA Investment Management, LLC, (“AUIM”), an affiliate of Transamerica Asset Management, Inc., pursuant to which AUIM would serve as sub-adviser to the Portfolio effective on or about May 1, 2014, subject to approval by the Portfolio’s shareholders. AUIM is an affiliated sub-adviser.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica International Moderate Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica International Moderate Growth VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica International Moderate Growth VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica International Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica Janus Balanced VP

(unaudited)

MARKET ENVIRONMENT

Equity and corporate credit markets rallied in 2013, supported by global central banks’ continued accommodative monetary policy, signs of global economic improvement and progress on resolving fiscal issues in the U.S., Europe and Japan. Longer-term Treasury rates rose as improving U.S. economic data encouraged speculation that the U.S. Federal Reserve (“Fed”) would begin to taper its quantitative easing program; in December, the Fed confirmed that it would do so beginning in January 2014. Nevertheless, the central bank reiterated its commitment to keeping short-term interest rates low and continuing accommodative monetary policy until the economy was on stronger footing, which lent confidence to both equity and credit markets.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Janus Balanced VP, Initial Class returned 19.27%. By comparison, its primary and secondary benchmarks, the S&P 500®, the Barclays U.S. Aggregate Bond Index, and the Transamerica Janus Balanced Blended VP Benchmark Index (“blended benchmark”) , returned 32.39%, (2.02)%, and 15.81%, respectively.

The blended benchmark is comprised of S&P 500® 55% and the Barclays U.S. Aggregate Bond Index 45%.

STRATEGY REVIEW

The portfolio held a 53.74% weighting to equities at period end, while our fixed income weighting stood at 44.98%.

The equity sleeve’s outperformance relative to the S&P 500® during the period was driven by our overweight and security selection in consumer discretionary and information technology. Stock selection in consumer staples was the biggest detractor from relative performance, although this was balanced to some extent by our underweight to the sector, which underperformed the S&P 500® as a whole.

Individual equity contributors were led by CBS Corp. CBS performed well following its decision to spin off its billboard business into a real estate investment trust (“REIT”), using the proceeds to buy back stock and repurchase debt. It also effectively won its contract dispute with Time Warner Cable near the end of the period.

Aerospace leader Boeing Co. was another top contributor. Earlier issues with Boeing’s new 787 Dreamliner wide-body jet appeared to be resolved and the plane was put back in service during the period. The strong order book for the Boeing 787 and the newest version of the Boeing 747 gave the market renewed confidence that Boeing’s years-long production backlog will continue to grow, boosting the stock’s price.

Blackstone Group, LP contributed to performance. Blackstone’s stock tends to be supported by strength in equity markets. The period saw, increased activity from private equity investors, and the continued recovery in real estate - to which Blackstone has significant exposure through its portfolios and direct investments - all contributed to Blackstone gains during the period. Equity detractors were led CenturyLink, Inc. In the 1st quarter of 2013, the company announced a 20% dividend cut, saying it would use the cash saved to repurchase stock. For the market, this signaled potential weakness and raised questions about the sustainability of CenturyLink’s dividend going forward. As a relatively high dividend payer, CenturyLink also felt pressure from rising interest rates in May and June 2013. Additionally, the company lowered its revenue forecast for the year.

Standard Chartered PLC also detracted. Heavy exposure to emerging markets, particularly India, has weighed on near-term results. Additionally, continuing regulatory hurdles in the United Kingdom have hampered Standard Chartered’s earnings potential. We believed these factors created too many obstacles for the stock to move higher over the short- to medium-term horizon, so we sold our position.

Ventas, Inc. also detracted. In general, rising-rate environments, as we saw in 2013, hurt Real Estate Investment Trusts (“REITs”). Health care REITs tend to be especially vulnerable because their long-duration leases are slower to reset. However, we think Ventas will benefit from an improving economy. A significant portion of its profitability is derived from senior housing; a more robust housing market should make it easier for elderly potential residents to sell their current homes and portfolio their stays at Ventas properties. The fixed income sleeve outperformed the Barclays U.S. Aggregate Bond Index, largely due to our overweight and security selection in corporate credit, as well as the additional income (or spread carry) that our credit holdings generated compared with those in the index. From an industry sector standpoint, top credit contributors included wireline communications, banking and automotive companies. Sector detractors were led by consumer cyclical services, property and casualty insurers and integrated energy companies.

Transamerica Series Trust	Annual Report 2013

Transamerica Janus Balanced VP

(unaudited)

STRATEGY REVIEW (continued)

Individual credit contributors were led by Verizon Communications, which agreed to buy back a 45% stake in Verizon Wireless from Vodafone for $130 billion during the period. To help fund the transaction, Verizon issued $49 billion in bonds, by far the largest bond issuance in corporate history. Given the significant supply, the valuation came at very attractive levels, in our view. Ford Motor Credit Co. also contributed to relative performance. Ford reported strong 2Q earnings in July, and its credit rating was upgraded by Standard & Poor’s in September. Ford now carries an investment-grade rating from all three major ratings agencies.

Our holdings in Verisk Analytics also contributed. The company’s recent performance and execution have been strong as it continued to drive organic revenue growth in new end markets. Verisk Analytics, Inc. also has had stable earnings/free cash flow through many economic environments.

Detractors were led by ADT Corp. The company underperformed after its management team abruptly chose to give up ADT’s investment-grade ratings by pursuing a policy of returning cash to shareholders in the form of debt-portfolioed dividends, which took balance sheet leverage higher.

The Williams Cos., Inc. also detracted, largely due to the company’s exposure to weak natural gas liquids prices. Royal Dutch Shell PLC also detracted. We invested in discounted new-issue bonds during the period, attracted by their relative value compared with other securities, and exited the investment later in the year.

Forward currency contracts were the only derivatives used during the period. Their use detracted slightly from performance.

Marc Pinto

Gibson Smith

Co-Portfolio Managers

Janus Capital Management LLC

Transamerica Series Trust	Annual Report 2013

Transamerica Janus Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	10 Years or Life of Class	Inception Date
Initial Class	19.27%	5.73%	07/01/2009
S&P 500®(A)	32.39%	19.17%
Barclays U.S. Aggregate Bond Index(A)	(2.02)%	4.50%
Transamerica Janus Balanced VP Blended Benchmark(A)	15.81%	12.64%
Service Class	19.02%	5.49%	07/01/2009

NOTES

(A) The Janus Balanced VP Index is composed of the following benchmarks: The S&P 500® 55% and Barclays U.S. Aggregate Bond Index 45%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on inception date of the class. You cannot invest directly in an index.

The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ. The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Janus Balanced VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio
Transamerica Janus Balanced VP
Initial Class	$1,000.00	$1,105.90	$4.51	$1,021.20	$4.33	0.84%
Service Class	1,000.00	1,104.90	5.85	1,019.93	5.61	1.09

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	52.2%
Corporate Debt Securities	19.1
U.S. Government Obligations	16.8
Securities Lending Collateral	12.7
U.S. Government Agency Obligations	6.8
Master Limited Partnership	1.4
Repurchase Agreement	1.3
Mortgage-Backed Securities	1.0
Preferred Stocks	0.7
Asset-Backed Securities	0.1
Other Assets and Liabilities - Net (A)	(12.1)
Total	100.0%

(A)	The Other Assets and Liabilities - Net category may include, but is not limited to, Reverse Repurchase Agreements, Forward Foreign Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, TBA Short Commitments, and Cash Collateral.

Transamerica Series Trust	Annual Report 2013

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 16.8%
U.S. Treasury Bond
3.63%, 08/15/2043	$ 387,000	$ 365,473
3.75%, 11/15/2043	528,000	510,345
U.S. Treasury Note
0.13%, 04/30/2015	2,113,000	2,110,524
0.25%, 05/31/2015 - 11/30/2015	12,842,000	12,823,814
0.38%, 06/15/2015 - 02/15/2016	4,626,000	4,632,763
0.75%, 06/30/2017 - 03/31/2018	1,507,000	1,484,395
0.88%, 01/31/2017 - 01/31/2018	578,000	577,713
1.00%, 09/30/2019	220,000	207,694
1.25%, 10/31/2018 (A)	2,796,000	2,741,173
1.38%, 07/31/2018 - 09/30/2018	8,999,000	8,893,770
1.50%, 08/31/2018	2,979,000	2,963,873
1.75%, 05/15/2023 (A)	57,000	51,376
2.50%, 08/15/2023	1,421,000	1,364,603

Total U.S. Government Obligations (cost $38,956,912)		38,727,516

U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.8%
Fannie Mae
4.00%, 09/01/2042	631,527	644,290
4.50%, 04/01/2041 - 02/01/2043	3,187,491	3,388,315
5.00%, 09/01/2029 - 02/01/2042	2,562,415	2,829,606
5.50%, 07/01/2025	61,470	67,387
6.00%, 10/01/2035 - 10/01/2038	265,360	294,788
7.00%, 02/01/2039	42,451	45,439
Freddie Mac
5.00%, 06/01/2020 - 09/01/2041	854,008	924,835
5.50%, 12/01/2028 - 09/01/2041	3,057,022	3,377,780
6.00%, 04/01/2040	263,688	296,710
FREMF Mortgage Trust
Series 2010-KSCT, Class B
2.00%, 01/25/2020 - 144A (B)	157,831	134,314
Ginnie Mae
3.50%, 05/20/2042	25,722	26,054
4.50%, 07/15/2041 - 10/20/2041	248,386	266,582
4.90%, 10/15/2034	118,904	129,838
5.00%, 10/15/2039 - 09/15/2041	954,151	1,063,659
5.10%, 01/15/2032	103,144	115,307
5.50%, 09/15/2035 - 07/20/2042	420,635	473,541
6.00%, 11/20/2034 - 02/20/2043	1,449,192	1,630,355

Total U.S. Government Agency Obligations (cost $15,840,474)		15,708,800

MORTGAGE-BACKED SECURITIES - 1.0%
American Tower Trust I
Series 2013-1A, Class 1A
1.55%, 03/15/2043 - 144A	141,000	137,613
Series 2013-2A, Class 2A
3.07%, 03/15/2048 - 144A	123,000	115,074
Boca Hotel Portfolio Trust
Series 2013-BOCA, Class D
3.22%, 08/15/2026 - 144A (C)	100,000	100,120
COMM Mortgage Trust
Series 2007-C9, Class AJ
5.65%, 12/10/2049 (C)	31,000	32,313
Commercial Mortgage Pass-Through Certificates
Series 2013-FL3, Class C
3.37%, 10/13/2028 - 144A (C)	100,000	100,197

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Greenwich Capital Commercial Funding Corp.
Series 2007-GG11, Class AM
5.87%, 12/10/2049 (C)	$ 469,000	$ 513,896
GS Mortgage Securities Corp. II
Series 2012-ALOH, Class A
3.55%, 04/10/2034 - 144A	127,000	124,868
Series 2013-KING, Class E
3.44%, 12/10/2027 - 144A (C)	200,000	174,031
Series 2013-KYO, Class D
2.77%, 11/08/2029 - 144A (C)	100,000	99,383
Hilton USA Trust
4.61%, 11/05/2030	141,000	141,115
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2012-FL2, Class C
3.92%, 08/15/2029 - 144A (C)	105,736	106,845
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-JWRZ, Class D
3.16%, 04/15/2030 - 144A (C)	100,000	99,560
LB-UBS Commercial Mortgage Trust
Series 2007-C2, Class AM
5.49%, 02/15/2040 (C)	140,000	147,735
Wachovia Bank Commercial Mortgage Trust
Series 2007-C30, Class AM
5.38%, 12/15/2043	306,000	329,254
Series 2007-C31, Class AM
5.59%, 04/15/2047(C)	91,000	99,080

Total Mortgage-Backed Securities (cost $2,357,590)		2,321,084

ASSET-BACKED SECURITIES - 0.1%
AmeriCredit Automobile Receivables Trust
Series 2012-2, Class D
3.38%, 04/09/2018	92,000	95,290
Series 2012-4, Class D
2.68%, 10/09/2018	120,000	121,025
Series 2013-4, Class D
3.31%, 10/08/2019	53,000	53,743
Santander Drive Auto Receivables Trust
Series 2012-5, Class D
3.30%, 09/17/2018	34,000	35,005
Series 2012-6, Class D
2.52%, 09/17/2018	34,000	34,103

Total Asset-Backed Securities (cost $333,952)		339,166

CORPORATE DEBT SECURITIES - 19.1%
Aerospace & Defense - 0.1%
Exelis, Inc.
4.25%, 10/01/2016	151,000	159,467
TransDigm, Inc.
7.75%, 12/15/2018	23,000	24,667
Airlines - 0.1%
Southwest Airlines Co.
5.13%, 03/01/2017	125,000	135,759
Automobiles - 0.6%
General Motors Co.
3.50%, 10/02/2018 - 144A	182,000	186,095
4.88%, 10/02/2023 - 144A	876,000	886,950
6.25%, 10/02/2043 - 144A	200,000	207,750

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Automobiles (continued)
Jaguar Land Rover Automotive PLC
5.63%, 02/01/2023 - 144A	$ 150,000	$ 150,000
Beverages - 0.1%
Constellation Brands, Inc.
3.75%, 05/01/2021	23,000	21,620
SABMiller Holdings, Inc.
2.20%, 08/01/2018 - 144A	203,000	202,681
Capital Markets - 1.7%
Ameriprise Financial, Inc.
7.52%, 06/01/2066 (C)	255,000	282,413
Charles Schwab Corp.
7.00%, 02/01/2022 (C) (D)	285,000	315,780
E*TRADE Financial Corp.
6.00%, 11/15/2017 (A)	200,000	212,500
Goldman Sachs Group, Inc.
2.38%, 01/22/2018	449,000	450,707
5.63%, 01/15/2017	80,000	88,155
Morgan Stanley
3.45%, 11/02/2015	245,000	255,022
4.75%, 03/22/2017	209,000	228,085
Morgan Stanley, Series MTN
4.00%, 07/24/2015	100,000	104,414
4.10%, 05/22/2023	390,000	377,423
5.00%, 11/24/2025	491,000	492,468
Raymond James Financial, Inc.
4.25%, 04/15/2016	152,000	160,790
5.63%, 04/01/2024	651,000	682,947
TD Ameritrade Holding Corp.
4.15%, 12/01/2014	125,000	129,058
5.60%, 12/01/2019	75,000	86,574
Chemicals - 0.7%
Ashland, Inc.
3.88%, 04/15/2018	77,000	77,962
4.75%, 08/15/2022	118,000	112,100
6.88%, 05/15/2043	105,000	99,225
LyondellBasell Industries NV
5.00%, 04/15/2019	1,000,000	1,110,621
Sherwin-Williams Co.
3.13%, 12/15/2014	125,000	128,005
Commercial Banks - 1.2%
CIT Group, Inc.
4.25%, 08/15/2017	246,000	256,148
5.00%, 08/01/2023	346,000	333,025
5.50%, 02/15/2019 - 144A	253,000	271,342
6.63%, 04/01/2018 - 144A	44,000	49,445
HSBC Bank USA NA
4.88%, 08/24/2020	250,000	269,808
Royal Bank of Scotland Group PLC
2.55%, 09/18/2015	26,000	26,592
6.00%, 12/19/2023	174,000	175,239
6.10%, 06/10/2023	707,000	712,724
Santander UK PLC
5.00%, 11/07/2023 - 144A	204,000	204,759
SVB Financial Group
5.38%, 09/15/2020 (A)	195,000	214,752
Zions Bancorporation
4.50%, 03/27/2017	146,000	154,588
5.80%, 06/15/2023 (C) (D) (E)	243,000	221,130

	Principal	Value
Commercial Services & Supplies - 0.2%
ADT Corp.
4.13%, 06/15/2023	$ 269,000	$ 238,741
Cintas Corp No. 2
2.85%, 06/01/2016	130,000	134,094
GE Capital Trust I
6.38%, 11/15/2067 (C)	38,000	41,040
Ingersoll-Rand Global Holding Co., Ltd.
4.25%, 06/15/2023 - 144A	147,000	143,577
Construction & Engineering - 0.2%
Toll Brothers Finance Corp.
4.00%, 12/31/2018	76,000	77,330
4.38%, 04/15/2023	26,000	24,115
5.88%, 02/15/2022	24,000	24,840
URS Corp.
3.85%, 04/01/2017 - 144A	176,000	179,295
5.00%, 04/01/2022 - 144A (A)	173,000	170,397
Construction Materials - 0.1%
Hanson, Ltd.
6.13%, 08/15/2016	135,000	148,162
Consumer Finance - 0.2%
American Express Co.
6.80%, 09/01/2066 (C)	298,000	317,519
American Express Credit Corp., Series MTN
1.75%, 06/12/2015	51,000	51,823
Diversified Financial Services - 3.4%
Bank of America Corp.
1.50%, 10/09/2015	153,000	154,541
3.75%, 07/12/2016	235,000	249,832
4.50%, 04/01/2015	120,000	125,541
8.00%, 01/30/2018 (C) (D)	181,000	200,548
Bank of America Corp., Series MTN
3.63%, 03/17/2016	605,000	636,500
Carlyle Holdings Finance LLC
3.88%, 02/01/2023 - 144A	648,000	617,803
Citigroup, Inc.
5.00%, 09/15/2014	540,000	555,382
5.35%, 05/15/2023 (C) (D)	21,000	18,438
5.90%, 02/15/2023 (A) (C) (D)	232,000	216,920
Ford Motor Credit Co., LLC
3.00%, 06/12/2017	200,000	207,864
3.88%, 01/15/2015	410,000	423,060
4.25%, 09/20/2022	842,000	845,870
5.00%, 05/15/2018	480,000	534,676
5.88%, 08/02/2021	228,000	258,486
6.63%, 08/15/2017	100,000	115,843
General Electric Capital Corp.
6.25%, 12/15/2022 (C) (D)	400,000	413,000
7.13%, 06/15/2022 (C) (D)	300,000	335,250
General Electric Capital Corp., Series MTN
6.38%, 11/15/2067 (C)	210,000	227,850
General Motors Financial Co., Inc.
3.25%, 05/15/2018 - 144A	69,000	69,000
4.25%, 05/15/2023 - 144A	96,000	91,320
ING US, Inc.
5.65%, 05/15/2053 (C)	100,000	97,250
Lazard Group LLC
4.25%, 11/14/2020	263,000	262,429
6.85%, 06/15/2017	58,000	65,395

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Diversified Financial Services (continued)
LeasePlan Corp. NV
2.50%, 05/16/2018 - 144A	$ 530,000	$ 515,266
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.
5.63%, 03/15/2020 - 144A	231,000	242,550
5.88%, 03/15/2022 - 144A	212,000	218,360
Northern Rock Asset Management PLC
5.63%, 06/22/2017 - 144A	225,000	253,573
Diversified Telecommunication Services - 1.1%
SBA Tower Trust
2.93%, 12/15/2017 - 144A	55,000	55,979
Sprint Capital Corp.
6.90%, 05/01/2019	66,000	72,105
Verizon Communications, Inc.
2.50%, 09/15/2016	167,000	172,684
3.65%, 09/14/2018	271,000	286,871
5.15%, 09/15/2023	1,165,000	1,250,851
6.40%, 09/15/2033	352,000	404,843
6.55%, 09/15/2043	176,000	205,913
Electric Utilities - 0.1%
PPL WEM Holdings PLC
3.90%, 05/01/2016 - 144A	148,000	154,661
5.38%, 05/01/2021 - 144A	39,000	41,469
Electronic Equipment & Instruments - 0.1%
Amphenol Corp.
4.75%, 11/15/2014	295,000	304,822
Energy Equipment & Services - 1.3%
DCP Midstream Operating, LP
4.95%, 04/01/2022 (A)	976,000	990,731
El Paso Pipeline Partners Operating Co. LLC
5.00%, 10/01/2021	145,000	151,860
Enterprise Products Operating LLC
3.35%, 03/15/2023	390,000	370,466
Kinder Morgan Finance Co. LLC
5.70%, 01/05/2016	325,000	349,093
Nabors Industries, Inc.
4.63%, 09/15/2021	525,000	525,615
5.00%, 09/15/2020	315,000	327,777
Plains All American Pipeline, LP / PAA Finance Corp.
3.95%, 09/15/2015	210,000	220,839
Food & Staples Retailing - 0.3%
CVS Caremark Corp.
2.25%, 12/05/2018	202,000	201,941
4.00%, 12/05/2023	252,000	251,467
Safeway, Inc.
3.95%, 08/15/2020 (A)	36,000	35,987
4.75%, 12/01/2021 (A)	206,000	206,858
Food Products - 0.6%
Sun Merger Sub, Inc.
5.25%, 08/01/2018 - 144A	50,000	52,375
Tyson Foods, Inc.
6.60%, 04/01/2016	520,000	580,454
WM Wrigley Jr Co.
2.40%, 10/21/2018 - 144A	380,000	377,670
3.38%, 10/21/2020 - 144A (A)	380,000	375,636
Health Care Providers & Services - 0.1%
Fresenius Medical Care US Finance II, Inc.
5.88%, 01/31/2022 - 144A	64,000	67,520

	Principal	Value
Health Care Providers & Services (continued)
Tenet Healthcare Corp.
8.13%, 04/01/2022	$ 200,000	$ 215,500
Hotels, Restaurants & Leisure - 0.2%
Brinker International, Inc.
3.88%, 05/15/2023	410,000	369,088
MGM Resorts International
7.50%, 06/01/2016	100,000	112,000
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
4.25%, 05/30/2023 - 144A	84,000	78,750
Household Durables - 0.1%
DR Horton, Inc.
4.75%, 05/15/2017	35,000	37,012
MDC Holdings, Inc., Series MTN
5.38%, 12/15/2014	85,000	88,246
Insurance - 0.8%
American International Group, Inc.
4.25%, 09/15/2014	135,000	138,374
6.25%, 03/15/2037	100,000	100,000
8.18%, 05/15/2058 (C)	776,000	938,960
American International Group, Inc., Series MTN
5.60%, 10/18/2016	31,000	34,539
Primerica, Inc.
4.75%, 07/15/2022	525,000	540,744
IT Services - 0.2%
Fiserv, Inc.
3.13%, 10/01/2015 - 06/15/2016	370,000	385,403
Life Sciences Tools & Services - 0.3%
Life Technologies Corp.
5.00%, 01/15/2021	48,000	51,969
6.00%, 03/01/2020	253,000	290,702
Thermo Fisher Scientific, Inc.
2.40%, 02/01/2019	59,000	58,451
3.15%, 01/15/2023	47,000	43,739
3.60%, 08/15/2021	43,000	42,615
4.15%, 02/01/2024	126,000	124,803
5.30%, 02/01/2044	36,000	36,402
Machinery - 0.0% (F)
CNH Capital LLC
3.63%, 04/15/2018	89,000	90,224
Media - 0.1%
UBM PLC
5.75%, 11/03/2020 - 144A	180,000	187,131
Metals & Mining - 0.4%
ArcelorMittal
5.00%, 02/25/2017	512,000	549,120
FMG Resources Pty, Ltd
7.00%, 11/01/2015 - 144A (A)	54,000	56,025
8.25%, 11/01/2019 - 144A (A)	179,000	200,928
Reliance Steel & Aluminum Co.
4.50%, 04/15/2023	60,000	58,855
Multi-Utilities - 0.1%
CMS Energy Corp.
4.25%, 09/30/2015	150,000	158,036
Multiline Retail - 0.1%
Macy’s Retail Holdings, Inc.
5.75%, 07/15/2014	210,000	215,619
5.90%, 12/01/2016	123,000	137,967

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Oil, Gas & Consumable Fuels - 1.9%
Chesapeake Energy Corp.
5.38%, 06/15/2021	$ 813,000	$ 841,455
Cimarex Energy Co.
5.88%, 05/01/2022	166,000	175,545
Continental Resources, Inc.
5.00%, 09/15/2022	515,000	534,956
Devon Energy Corp.
2.25%, 12/15/2018	202,000	199,884
El Paso LLC
6.50%, 09/15/2020	11,000	11,796
Energy Transfer Partners, LP
4.15%, 10/01/2020	122,000	123,779
Kinder Morgan, Inc.
5.00%, 02/15/2021 - 144A	80,000	78,799
5.63%, 11/15/2023 - 144A	150,000	145,236
Motiva Enterprises LLC
5.75%, 01/15/2020 - 144A	170,000	193,055
Petrohawk Energy Corp.
6.25%, 06/01/2019	240,000	264,480
Plains Exploration & Production Co.
6.63%, 05/01/2021	31,000	33,993
6.75%, 02/01/2022	93,000	102,442
6.88%, 02/15/2023	534,000	595,410
Spectra Energy Partners, LP
2.95%, 09/25/2018	42,000	42,572
4.75%, 03/15/2024	216,000	220,191
Western Gas Partners, LP
5.38%, 06/01/2021	396,000	424,234
Whiting Petroleum Corp.
5.00%, 03/15/2019	243,000	248,467
Williams Cos., Inc.
3.70%, 01/15/2023	310,000	270,570
Pharmaceuticals - 0.2%
AbbVie, Inc.
1.75%, 11/06/2017	10,000	9,983
Actavis, Inc.
1.88%, 10/01/2017	151,000	149,425
Valeant Pharmaceuticals International, Inc.
6.75%, 08/15/2018 - 144A	230,000	252,713
Professional Services - 0.4%
Verisk Analytics, Inc.
4.13%, 09/12/2022 (A)	103,000	99,696
4.88%, 01/15/2019	390,000	412,956
5.80%, 05/01/2021	475,000	512,972
Real Estate Investment Trusts - 0.6%
Alexandria Real Estate Equities, Inc.
4.60%, 04/01/2022	633,000	636,956
Host Hotels & Resorts, LP
6.75%, 06/01/2016	35,000	35,504
Reckson Operating Partnership, LP
6.00%, 03/31/2016	60,000	65,015
Retail Opportunity Investments Partnership, LP
5.00%, 12/15/2023	50,000	49,782
Senior Housing Properties Trust
6.75%, 04/15/2020 - 12/15/2021	156,000	172,896
SL Green Realty Corp. / SL Green Operating Partnership
5.00%, 08/15/2018 (A)	145,000	154,592
7.75%, 03/15/2020 (A)	300,000	352,463

	Principal	Value
Real Estate Management & Development - 0.1%
CBRE Services, Inc.
6.63%, 10/15/2020	$ 70,000	$ 74,900
Jones Lang LaSalle, Inc.
4.40%, 11/15/2022	216,000	207,459
Road & Rail - 0.1%
JB Hunt Transport Services, Inc.
3.38%, 09/15/2015	130,000	134,667
Semiconductors & Semiconductor Equipment - 0.8%
National Semiconductor Corp.
3.95%, 04/15/2015	224,000	233,478
6.60%, 06/15/2017	410,000	479,149
Samsung Electronics America, Inc.
1.75%, 04/10/2017 - 144A	635,000	630,934
TSMC Global, Ltd.
1.63%, 04/03/2018 - 144A	607,000	581,285
Software - 0.1%
Autodesk, Inc.
1.95%, 12/15/2017	60,000	59,354
3.60%, 12/15/2022	136,000	125,585
Transportation Infrastructure - 0.3%
Penske Truck Leasing Co., LP / PTL Finance Corp.
2.50%, 03/15/2016 - 144A	14,000	14,343
3.38%, 03/15/2018 - 144A	613,000	628,422
4.25%, 01/17/2023 - 144A	106,000	103,236
4.88%, 07/11/2022 - 144A	26,000	26,673
Wireless Telecommunication Services - 0.1%
Sprint Communications, Inc.
7.00%, 08/15/2020	151,000	163,457
Sprint Corp.
7.25%, 09/15/2021 - 144A	184,000	197,570

Total Corporate Debt Securities (cost $43,988,005)		44,212,288

	Shares	Value
PREFERRED STOCKS - 0.7%
Capital Markets - 0.2%
Morgan Stanley, 6.88% (C)	9,150	229,025
Morgan Stanley, 7.13% (C)	10,525	275,123
Commercial Banks - 0.2%
Wells Fargo & Co., 6.63% (C)	18,975	488,037
Consumer Finance - 0.1%
Discover Financial Services - Series B, 6.50%	5,350	123,264
Household Durables - 0.2%
Garmin, Ltd., 3.90% (A)	9,577	442,649

Total Preferred Stocks (cost $1,485,166)		1,558,098

COMMON STOCKS - 52.2%
Aerospace & Defense - 3.5%
Boeing Co. (A)	36,371	4,964,278
Honeywell International, Inc.	21,452	1,960,069
Precision Castparts Corp.	4,089	1,101,168
Beverages - 0.5%
Diageo PLC	34,778	1,151,813
Capital Markets - 1.8%
Blackstone Group, LP - Class A	119,340	3,759,210
Greenhill & Co., Inc. (A)	6,694	387,850

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
Chemicals - 4.0%
E.I. du Pont de Nemours & Co. (A)	63,736	$ 4,140,928
LyondellBasell Industries NV - Class A	50,244	4,033,588
Syngenta AG - ADR	12,092	966,635
Commercial Banks - 2.4%
CIT Group, Inc.	38,325	1,997,882
U.S. Bancorp - Class A (A)	89,966	3,634,627
Communications Equipment - 0.5%
Motorola Solutions, Inc.	17,204	1,161,270
Computers & Peripherals - 1.6%
Apple, Inc.	6,488	3,640,482
Consumer Finance - 0.4%
American Express Co.	10,008	908,026
Diversified Financial Services - 0.8%
JPMorgan Chase & Co.	33,543	1,961,595
Diversified Telecommunication Services - 0.6%
CenturyLink, Inc. (A)	33,470	1,066,020
Verizon Communications, Inc. (A)	8,658	425,454
Electronic Equipment & Instruments - 1.7%
Amphenol Corp. - Class A	6,825	608,653
TE Connectivity, Ltd.	59,136	3,258,985
Energy Equipment & Services - 0.2%
Noble Corp. plc	12,609	472,459
Food Products - 1.3%
Hershey Co. (A)	18,672	1,815,479
Unilever PLC	29,093	1,195,742
Health Care Equipment & Supplies - 0.7%
Abbott Laboratories	41,477	1,589,813
Health Care Providers & Services - 3.1%
Aetna, Inc.	48,905	3,354,394
AmerisourceBergen Corp. - Class A	21,208	1,491,134
Express Scripts Holding Co. (G)	31,370	2,203,429
Hotels, Restaurants & Leisure - 1.6%
Las Vegas Sands Corp.	39,740	3,134,294
Six Flags Entertainment Corp. (A)	16,583	610,586
Industrial Conglomerates - 0.6%
3M Co.	10,142	1,422,415
Insurance - 0.6%
Prudential PLC	66,205	1,469,071
Internet & Catalog Retail - 0.9%
priceline.com, Inc. (G)	1,688	1,962,131
Internet Software & Services - 1.0%
Google, Inc. - Class A (G)	2,085	2,336,680
IT Services - 1.9%
Automatic Data Processing, Inc.	8,416	680,097
Mastercard, Inc. - Class A (A)	4,520	3,776,279
Leisure Equipment & Products - 1.5%
Mattel, Inc. (A)	73,671	3,505,266
Machinery - 0.4%
Dover Corp.	8,785	848,104
Media - 3.6%
CBS Corp. - Class B	81,477	5,193,344
Time Warner Cable, Inc.	9,636	1,305,678
Viacom, Inc. - Class B	20,130	1,758,154
Metals & Mining - 0.2%
Rio Tinto PLC - ADR (A)	8,372	472,432
Oil, Gas & Consumable Fuels - 1.4%
Chevron Corp.	26,109	3,261,275

	Shares	Value
Pharmaceuticals - 6.0%
AbbVie, Inc. - Class G	62,435	$ 3,297,192
Allergan, Inc.	22,063	2,450,758
Bristol-Myers Squibb Co.	29,391	1,562,132
Johnson & Johnson	24,885	2,279,217
Mylan, Inc. (G)	36,386	1,579,152
Shire PLC - Class B ADR	12,750	1,801,448
Zoetis, Inc. - Class A	25,287	826,632
Real Estate Investment Trusts - 0.6%
Ventas, Inc.	23,118	1,324,199
Road & Rail - 1.8%
Canadian Pacific Railway, Ltd.	8,590	1,299,839
Union Pacific Corp.	17,592	2,955,456
Software - 2.2%
Intuit, Inc. (A)	14,422	1,100,687
Microsoft Corp.	63,881	2,391,066
Oracle Corp. (A)	41,264	1,578,760
Specialty Retail - 1.0%
AutoZone, Inc. (A) (G)	2,201	1,051,946
Home Depot, Inc. (A)	13,861	1,141,315
Textiles, Apparel & Luxury Goods - 1.6%
NIKE, Inc. - Class B	47,820	3,760,565
Tobacco - 2.2%
Altria Group, Inc.	43,148	1,656,452
Philip Morris International, Inc.	39,954	3,481,192

Total Common Stocks (cost $94,716,435)		120,524,797

MASTER LIMITED PARTNERSHIP - 1.4%
Oil, Gas & Consumable Fuels - 1.4%
Enterprise Products Partners, LP	48,436	3,211,307

Total Master Limited Partnership (cost $2,631,012)		3,211,307

SECURITIES LENDING COLLATERAL - 12.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (H)	29,409,236	29,409,236

Total Securities Lending Collateral (cost $29,409,236)		29,409,236

	Principal	Value
REPURCHASE AGREEMENT - 1.3%
State Street Bank & Trust Co. 0.01% (H), dated 12/31/2013, to be repurchased at $2,906,105 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 2.75%, due 01/15/2039, and with a value of $2,966,004.	$ 2,906,104	2,906,104

Total Repurchase Agreement (cost $2,906,104)		2,906,104

Total Investment Securities (cost $232,624,886) (I)		258,918,396
Other Assets and Liabilities - Net - (12.1)%		(28,042,311)

Net Assets - 100.0%		$ 230,876,085

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

FORWARD FOREIGN CURRENCY CONTRACTS:
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
GBP	CSFB	(294,000)	01/09/2014	$(473,502)	$(13,318)
GBP	HSBC	(428,000)	01/16/2014	(700,082)	(8,587)
GBP	HSBC	(150,000)	01/16/2014	(244,228)	(4,137)
GBP	RBC	(390,000)	01/16/2014	(637,736)	(8,014)
GBP	JPM	(715,000)	01/23/2014	(1,163,240)	(20,577)

					$(54,633)

VALUATION SUMMARY: (J)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
U.S. Government Obligations	$—	$38,727,516	$—	$38,727,516
U.S. Government Agency Obligations	—	15,708,800	—	15,708,800
Mortgage-Backed Securities	—	2,321,084	—	2,321,084
Asset-Backed Securities	—	339,166	—	339,166
Corporate Debt Securities	—	44,212,288	—	44,212,288
Preferred Stocks	1,558,098	—	—	1,558,098
Common Stocks	116,708,171	3,816,626	—	120,524,797
Master Limited Partnership	3,211,307	—	—	3,211,307
Securities Lending Collateral	29,409,236	—	—	29,409,236
Repurchase Agreement	—	2,906,104	—	2,906,104
Total Investment Securities	$150,886,812	$108,031,584	$—	$258,918,396

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
LIABILITIES
Derivative Financial Instruments
Forward Foreign Currency Contracts (K)	$—	$(54,633)	$—	$(54,633)
Total Derivative Financial Instruments	$—	$(54,633)	$—	$(54,633)

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $28,779,762. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Illiquid. Total aggregate fair value of illiquid securities is $134,314, or 0.06% of the portfolio’s net assets.
(C)	Floating or variable rate note. Rate is listed as of December 31, 2013.
(D)	The security has a perpetual maturity. The date shown is the next call date.
(E)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If a security makes cash payment in addition to in-kind, the cash rate is disclosed separately.
(F)	Percentage rounds to less than 0.1%.
(G)	Non-income producing security.
(H)	Rate shown reflects the yield at December 31, 2013.
(I)	Aggregate cost for federal income tax purposes is $232,634,268. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $27,483,817 and $1,199,689, respectively. Net unrealized appreciation for tax purposes is $26,284,128.
(J)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(K)	Derivative financial instruments valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities aggregated $10,352,578, or 4.48% of the portfolio’s net assets.
ADR	American Depositary Receipt
CSFB	Credit Suisse First Boston
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank
MTN	Medium Term Note
RBC	Royal Bank of Canada

CURRENCY ABBREVIATION:

GBP	Pound Sterling

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Janus Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment securities, at value (cost: $229,718,782) (including securities loaned of $28,779,762)	$256,012,292
Repurchase agreement, at value (cost: $2,906,104)	2,906,104
Cash	4,030
Receivables:
Shares sold	800,275
Investment securities sold	56,034
Interest	653,402
Dividends	141,175
Dividend reclaims	2,808
Securities lending income (net)	4,508
Prepaid expenses	3,124

Total assets	260,583,752

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	9,683
Management and advisory fees	140,501
Distribution and service fees	46,001
Administration fees	4,812
Transfer agent fees	503
Trustees fees	193
Audit and tax fees	14,981
Custody fees	7,115
Legal fees	679
Printing and shareholder reports fees	19,118
Other	212
Collateral for securities on loan	29,409,236
Unrealized depreciation on forward foreign currency contracts	54,633

Total liabilities	29,707,667

Net assets	$230,876,085

Net assets consist of:
Capital stock ($0.01 par value)	$183,912
Additional paid-in capital	203,125,996
Undistributed (accumulated) net investment income (loss)	2,205,759
Undistributed (accumulated) net realized gain (loss)	(878,460)
Net unrealized appreciation (depreciation) on:
Investment securities	26,293,510
Translation of assets and liabilities denominated in foreign currencies	(54,632)

Net assets	$230,876,085

Net assets by class:
Initial Class	$9,776,899
Service Class	221,099,186

Shares outstanding:
Initial Class	772,014
Service Class	17,619,216

Net asset value and offering price per share:
Initial Class	$12.66
Service Class	12.55

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $10,089)	$1,843,953
Interest income	1,568,516
Securities lending income (net)	48,597

Total investment income	3,461,066

Expenses:
Management and advisory	1,100,074
Distribution and service:
Service Class	352,495
Administration	37,674
Transfer agent	2,254
Trustees	4,268
Audit and tax	15,206
Custody	77,382
Legal	6,157
Printing and shareholder reports	23,730
Other	6,555

Total expenses	1,625,795

Net investment income (loss)	1,835,271

Net realized gain (loss) on transactions from:
Investment securities	3,801,663
Foreign currency transactions	(121,157)

Net realized gain (loss)	3,680,506

Net change in unrealized appreciation (depreciation) on:
Investment securities	20,935,150
Translation of assets and liabilities denominated in foreign currencies	(44,476)

Net change in unrealized appreciation (depreciation)	20,890,674

Net realized and change in unrealized gain (loss)	24,571,180

Net increase (decrease) in net assets resulting from operations	$26,406,451

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Janus Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$1,835,271	$1,067,059
Net realized gain (loss)	3,680,506	1,667,453
Net change in unrealized appreciation (depreciation)	20,890,674	4,896,514
Net increase (decrease) in net assets resulting from operations	26,406,451	7,631,026

Distributions to shareholders:
Net investment income:
Initial Class	(78,136)	—
Service Class	(1,124,248)	—
Total distributions from net investment income	(1,202,384)	—
Total distributions to shareholders	(1,202,384)	—

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,279,579	1,070,947
Service Class	125,133,704	40,050,569
	126,413,283	41,121,516
Dividends and distributions reinvested:
Initial Class	78,136	—
Service Class	1,124,248	—
	1,202,384	—
Cost of shares redeemed:
Initial Class	(2,425,235)	(1,846,920)
Service Class	(11,547,791)	(9,900,049)
	(13,973,026)	(11,746,969)
Net increase (decrease) in net assets resulting from capital share transactions	113,642,641	29,374,547
Net increase (decrease) in net assets	138,846,708	37,005,573

Net assets:
Beginning of year	92,029,377	55,023,804
End of year	$230,876,085	$92,029,377
Undistributed (accumulated) net investment income (loss)	$2,205,759	$1,201,769

Share activity:
Shares issued:
Initial Class	110,913	104,043
Service Class	10,720,665	3,886,970
	10,831,578	3,991,013
Shares issued-reinvested from dividends and distributions:
Initial Class	6,678	—
Service Class	96,918	—
	103,596	—
Shares redeemed:
Initial Class	(206,776)	(179,431)
Service Class	(998,705)	(973,985)
	(1,205,481)	(1,153,416)

Net increase (decrease) in shares outstanding:
Initial Class	(89,185)	(75,388)
Service Class	9,818,878	2,912,985
	9,729,693	2,837,597

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Janus Balanced VP

FINANCIAL HIGHLIGHTS

For the period or years ended:

For a share outstanding throughout each period/year	Initial Class
	December 31, 2013	December 31, 2012	December 31, 2011		December 31, 2010		December 31, 2009(A)
Net asset value
Beginning of period/year	$10.70	$9.49	$10.64		$10.34		$10.00
Investment operations
Net investment income (loss)(B)	0.17	0.18	(0.11	)(C)	0.02	(C)	0.07	(C)
Net realized and unrealized gain (loss)	1.88	1.03	(1.02)		0.33		0.27
Total investment operations	2.05	1.21	(1.13)		0.35		0.34
Distributions
Net investment income	(0.09)	—	(0.02)		(0.02)		—
Net realized gains	—	—	—		(0.03)		—
Total distributions	(0.09)	—	(0.02)		(0.05)		—
Net asset value
End of period/year	$12.66	$10.70	$9.49		$10.64		$10.34
Total return(D)	19.27%	12.75%	(10.60)%		3.39%		3.40	%(E)
Net assets end of period/year (000’s)	$9,777	$9,212	$8,886		$9,785		$7,065
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.84%	0.88%	1.37	%(F) (G)	1.00	%(F)	1.00	%(F) (H)
Before (waiver/reimbursement) recapture	0.84%	0.86%	1.33	%(F) (G)	1.05	%(F)	2.19	%(F) (H)
Net investment income (loss) to average net assets	1.43%	1.72%	(1.04	)%(C)	0.22	%(C)	1.30	%(C) (H)
Portfolio turnover rate	69%	71%	249	%(I)	718	%(I)	248	%(E) (I)

(A)	Commenced operations on July 1, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(D)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the portfolio invests.
(G)	Inclusive of extraordinary expenses; including printing and shareholder report fees of $213,962 in other fees. The impact of this extraordinary expense is 0.37%.
(H)	Annualized.
(I)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Janus Balanced VP

FINANCIAL HIGHLIGHTS

For the period or years ended:

For a share outstanding throughout each period/year	Service Class
	December 31, 2013	December 31, 2012	December 31, 2011		December 31, 2010		December 31, 2009(A)
Net asset value
Beginning of period/year	$10.62	$9.44	$10.60		$10.33		$10.00
Investment operations
Net investment income (loss)(B)	0.14	0.15	(0.14	)(C)	0.05	(C)	0.23	(C)
Net realized and unrealized gain (loss)	1.87	1.03	(1.01)		0.26		0.10
Total investment operations	2.01	1.18	(1.15)		0.31		0.33
Distributions
Net investment income	(0.08)	—	(0.01)		(0.01)		—
Net realized gains	—	—	—		(0.03)		—
Total distributions	(0.08)	—	(0.01)		(0.04)		—
Net asset value
End of period/year	$12.55	$10.62	$9.44		$10.60		$10.33
Total return(D)	19.02%	12.50%	(10.81)%		3.10%		3.30	%(E)
Net assets end of period/year (000’s)	$221,099	$82,817	$46,138		$33,169		$3,262
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.09%	1.13%	1.62	%(F) (G)	1.25	%(F)	1.25	%(F) (H)
Before (waiver/reimbursement) recapture	1.09%	1.11%	1.58	%(F) (G)	1.30	%(F)	2.44	%(F) (H)
Net investment income (loss) to average net assets	1.20%	1.50%	(1.28	)%(C)	0.48	%(C)	4.57	%(C) (H)
Portfolio turnover rate	69%	71%	249	%(I)	718	%(I)	248	%(E) (I)

(A)	Commenced operations on July 1, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(D)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the portfolio invests.
(G)	Inclusive of extraordinary expenses; including printing and shareholder report fees of $213,962 in other fees. The impact of this extraordinary expense is 0.37%.
(H)	Annualized.
(I)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Janus Balanced VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Forward foreign currency contracts: The Portfolio is subject to foreign currency exchange rate risk exposure in the normal course of pursuing their investment objectives. The Portfolio enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Transamerica Series Trust	Annual Report 2013

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Open forward foreign currency contracts at December 31, 2013 are listed in the Schedule of Investments.

When-Issued, forward delivery securities and delayed delivery settlements: The Portfolio may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. Government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses on the security.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2013 are listed in the Schedule of Investments.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2013 of $4,845 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REITs”): Dividend income related to a REIT is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Transamerica Series Trust	Annual Report 2013

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2013

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage passthroughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage passthroughs include to be announced (“TBA”) securities and mortgage passthrough certificates. Generally, TBA securities and mortgage passthroughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2013

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $250 million	0.730%
Over $250 million up to $500 million	0.700%
Over $500 million up to $1 billion	0.675%
Over $1 billion	0.650%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
1.00%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2013

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$116,361,652
U.S. Government	97,478,333

Proceeds from maturities and sales of securities:
Long-term	45,274,201
U.S. Government	56,170,665

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2012	Ending number of positions at December 31, 2013	Average number of positions (A)
Forward foreign currency contracts	5	5	7
(A)	Calculated based on positions held at each month end during the current year.

The tables below highlight the types of risk associated with the derivative instruments:

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts	Total
Liability Derivatives
Unrealized depreciation on forward foreign currency contracts	$(54,633)	$(54,633)
Total gross amount of liabilities (B)	$(54,633)	$(54,633)
(B)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2013

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts	Total
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on forward foreign currency contracts(C)	$(120,142)	$(120,142)
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on forward foreign currency transactions(D)	(44,497)	(44,497)
Total	$(164,639)	$(164,639)
(C)	Included within Net realized gain (loss) on transactions from Foreign currency transactions.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies.

For non-exchange traded derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

The Portfolio’s derivatives are not subject to a master netting arrangement, or another similar arrangement.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, foreign currency transactions, paydown gain/loss, and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$153
Undistributed (accumulated) net investment income (loss)	371,103
Undistributed (accumulated) net realized gain (loss)	(371,256)

At December 31, 2013, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 392,414	December 31, 2018
483,222	Short-Term Indefinitely

The capital loss carryforwards utilized or expired during the year ended December 31, 2013 were $3,206,875.

Transamerica Series Trust	Annual Report 2013

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 6. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$1,202,384
Long-Term Capital Gain	—
2012 Distributions paid from:
Ordinary Income	—
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$2,157,685
Undistributed Long-term Capital Gain	—
Capital Loss Carryforwards	(875,636)
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	26,284,128
Other Temporary Differences	—

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Janus Balanced VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Janus Balanced VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Janus Balanced VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica Janus Balanced VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica Jennison Growth VP

(unaudited)

MARKET ENVIRONMENT

The U.S. equity market advanced strongly in the year ended December 31, 2013, reflecting a more optimistic economic outlook. Housing and employment indicators improved, consumer confidence rose, and strength in corporate profits continued. Conditions in Europe appeared to stabilize, relieving earlier worries of sustained deterioration. In China, economic growth slowed, but to levels sufficiently expansionary, to give investors conviction that global gross domestic product, although moderating, remained in an expansionary mode. Concerns that the U.S. Federal Reserve (“Fed”) would begin scaling back its quantitative easing program took a toll in early summer. However, the market soon refocused on individual company fundamentals and showed renewed appreciation for companies with strong growth.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Jennison Growth VP, Initial Class returned 37.70%. By comparison, its benchmark, the Russell1000® Growth Index returned 33.48%.

STRATEGY REVIEW

The portfolio is built from the bottom up, based on the fundamentals of individual companies. Consumer discretionary positions, which hold a major weight in the portfolio, were strong contributors to return as both an overweight and stock selection were beneficial. Amazon.com, Inc. accelerated its business investment to drive robust longer-term growth not only in its core retail business but through the proliferation of digital commerce via the mobile market. Substantial revenue growth reflected its efforts. Gross bookings growth increased at online travel company Priceline.com, Inc., which we believe is poised to benefit from the long-term shift to online travel spending.

Health care holdings, in particular biopharmaceutical companies, which held a meaningful weight in the portfolio, were strong contributors to return. The Food and Drug Administration (“FDA”) approved Biogen Idec, Inc.’s Tecfidera for multiple sclerosis. We believe the drug’s ease of use could support broad adoption and potential market leadership. The FDA also approved Gilead Sciences, Inc.’s Sovaldi for the treatment of Hepatitis C. Many patients infected with the liver virus now will be treated with pills only, obviating injections of interferon, which often has debilitating side effects. In our opinion, Gilead Sciences, Inc.’s oncology pipeline also looks promising.

Stock selection was beneficial in information technology as well. MasterCard, Inc.’s strong revenue and earnings were driven by strong growth in global dollar volume and processed transactions. We expect MasterCard, Inc. to continue to benefit from the long-term shift from cash to electronic credit/debit transactions. Google, Inc. performed well, reflecting its competitive position, strong advertising revenue, and YouTube monetization opportunities. LinkedIn Corp.’s revenue and earnings exceeded consensus expectations significantly. The company is a leading global online professional network that provides what we consider unique access to a database of active and passive job candidates. Facebook, Inc., whose ad revenue advanced strongly, driven by gains in mobile, was also one of the top contributors. We view Facebook, Inc. to be the world’s preeminent Internet-based social network with a dominance no rival can easily match, and a network effect that creates formidable barriers to entry.

Other information technology holdings detracted from performance. Rackspace Hosting, Inc.’s difficulties were largely related to changes in its sales force structure and concerns that its business is being commoditized. Rackspace provides Web and cloud-hosting services to more than 180,000 enterprise customers. VMware Corp. was hurt by uncertainty about the timing and pace of new product revenue acceleration.

In industrials, Boeing Co. contributed to performance as it reported strong earnings, revenue, cash flow, and margins. Of particular note, the profitability of the company’s 787 Dreamliner improved, driven by an accelerated production rate.

Portfolio holdings in energy and materials posted double-digit returns but lagged the returns of the benchmark sectors.

Michael A. Del Balso

Spiros Segalas

Kathleen A. McCarragher

Co-Portfolio Managers

Jennison Associates LLC

Transamerica Series Trust	Annual Report 2013

Transamerica Jennison Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	37.70%	20.18%	8.35%	11/18/1996
Russell 1000® Growth Index(A)	33.48%	20.39%	7.83%
Service Class	37.30%	19.89%	8.09%	05/01/2003

NOTES

(A) The Russell 1000® Growth Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on 10 years. You cannot invest directly in an Index.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2013

Transamerica Jennison Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio

Transamerica Jennison Growth VP
Initial Class	$1,000.00	$1,256.40	$4.60	$1,021.40	$4.12	0.80%
Service Class	1,000.00	1,253.40	6.03	1,020.13	5.40	1.05

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	98.7%
Securities Lending Collateral	6.0
Repurchase Agreement	1.0
Other Assets and Liabilities - Net	(5.7)
Total	100.0%

Transamerica Series Trust	Annual Report 2013

Transamerica Jennison Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
COMMON STOCKS - 98.7%
Aerospace & Defense - 6.1%
Boeing Co.	163,325	$ 22,292,229
Precision Castparts Corp.	77,107	20,764,915
Rolls-Royce Holdings PLC (A)	271,580	5,733,967
United Technologies Corp.	139,793	15,908,443
Automobiles - 0.8%
Tesla Motors, Inc. (A) (B)	54,775	8,237,065
Beverages - 0.9%
Diageo PLC	300,813	9,962,625
Biotechnology - 8.4%
Alexion Pharmaceuticals, Inc. (A)	124,928	16,622,919
Biogen IDEC, Inc. (A)	91,785	25,676,854
Celgene Corp. (A)	92,231	15,583,350
Gilead Sciences, Inc. (A)	243,408	18,292,111
Vertex Pharmaceuticals, Inc. (A)	166,719	12,387,222
Capital Markets - 2.2%
Goldman Sachs Group, Inc.	91,813	16,274,772
Morgan Stanley	233,094	7,309,828
Chemicals - 2.3%
Monsanto Co.	208,640	24,316,992
Computers & Peripherals - 3.8%
Apple, Inc.	71,144	39,919,610
Energy Equipment & Services - 1.6%
FMC Technologies, Inc. (A)	109,737	5,729,369
Schlumberger, Ltd.	123,832	11,158,501
Food & Staples Retailing - 3.3%
Costco Wholesale Corp.	156,107	18,578,294
Sprouts Farmers Market, Inc. (A) (B)	59,154	2,273,288
Whole Foods Market, Inc.	234,418	13,556,393
Food Products - 2.1%
Mead Johnson Nutrition Co. - Class A	87,712	7,346,757
Mondelez International, Inc. - Class A	431,988	15,249,177
Health Care Equipment & Supplies - 1.4%
Abbott Laboratories	384,725	14,746,509
Health Care Providers & Services - 1.0%
Express Scripts Holding Co. (A)	153,603	10,789,075
Hotels, Restaurants & Leisure - 3.4%
Chipotle Mexican Grill, Inc. - Class A (A)	20,257	10,792,524
Dunkin’ Brands Group, Inc. (B)	228,254	11,001,843
Starbucks Corp.	172,851	13,549,790
Internet & Catalog Retail - 8.0%
Amazon.com, Inc. (A)	97,478	38,873,251
NetFlix, Inc. (A)	30,839	11,353,995
priceline.com, Inc. (A)	25,092	29,166,941
TripAdvisor, Inc. (A)	61,917	5,128,585
Internet Software & Services - 9.4%
eBay, Inc. (A)	164,279	9,017,274
Facebook, Inc. - Class A (A)	378,342	20,680,174
Google, Inc. - Class A (A)	40,971	45,916,609
LinkedIn Corp. - Class A (A)	82,994	17,995,589
Twitter, Inc. (A) (B)	91,458	5,821,302
IT Services - 6.8%
Mastercard, Inc. - Class A	54,640	45,649,534
Visa, Inc. - Class A	114,329	25,458,782
Life Sciences Tools & Services - 1.5%
Illumina, Inc. (A) (B)	147,290	16,293,220

	Shares	Value
Media - 3.8%
Discovery Communications, Inc. - Series A (A)	152,330	$ 13,773,679
Twenty-First Century Fox, Inc. - Class A	166,431	5,855,042
Walt Disney Co. - Class A	262,147	20,028,031
Oil, Gas & Consumable Fuels - 2.4%
Concho Resources, Inc. (A)	122,423	13,221,684
EOG Resources, Inc.	71,561	12,010,798
Personal Products - 1.4%
Estee Lauder Cos., Inc. - Class A	193,857	14,601,309
Pharmaceuticals - 6.9%
Allergan, Inc.	158,756	17,634,617
Bristol-Myers Squibb Co.	398,073	21,157,580
Merck & Co., Inc.	122,368	6,124,518
Novo Nordisk A/S - ADR	89,069	16,456,388
Perrigo Co. PLC	72,521	11,129,073
Real Estate Investment Trusts - 0.9%
American Tower Corp. - Class A	120,044	9,581,912
Road & Rail - 2.3%
Canadian Pacific Railway, Ltd.	79,683	12,057,632
Union Pacific Corp.	70,846	11,902,128
Semiconductors & Semiconductor Equipment - 0.9%
ARM Holdings PLC - ADR (B)	175,949	9,631,448
Software - 7.4%
Adobe Systems, Inc. (A)	172,079	10,304,091
FireEye, Inc. (A) (B)	50,154	2,187,216
Red Hat, Inc. (A)	240,916	13,500,933
Salesforce.com, Inc. (A)	315,835	17,430,934
Splunk, Inc. (A)	156,144	10,722,408
Tableau Software, Inc. - Class A (A)	30,213	2,082,582
VMware, Inc. - Class A (A) (B)	146,141	13,110,309
Workday, Inc. - Class A (A) (B)	100,796	8,382,195
Specialty Retail - 4.2%
Inditex SA	122,314	20,158,422
O’Reilly Automotive, Inc. (A)	21,316	2,743,582
TJX Cos., Inc.	326,597	20,814,027
Textiles, Apparel & Luxury Goods - 5.5%
Michael Kors Holdings, Ltd. (A)	123,663	10,040,199
NIKE, Inc. - Class B	253,372	19,925,174
Ralph Lauren Corp. - Class A	45,835	8,093,086
Swatch Group AG	15,985	10,594,912
Under Armour, Inc. - Class A (A) (B)	108,015	9,429,710

Total Common Stocks (cost $705,812,692)		1,040,095,297

SECURITIES LENDING COLLATERAL - 6.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (C)	63,705,919	63,705,919

Total Securities Lending Collateral (cost $63,705,919)		63,705,919

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Jennison Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

Principal	Value
REPURCHASE AGREEMENT - 1.0%

State Street Bank & Trust Co.
0.01% (C), dated 12/31/2013, to be repurchased at $10,115,477 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 01/01/2033, and with a value of $10,321,356.

$ 10,115,472	$ 10,115,472

Total Repurchase Agreement (cost $10,115,472)	10,115,472

Total Investment Securities (cost $779,634,083) (D)	1,113,916,688
Other Assets and Liabilities - Net - (5.7)%	(60,051,434)

Net Assets - 100.0%	$ 1,053,865,254

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Common Stocks	$993,645,371	$46,449,926	$—	$1,040,095,297
Securities Lending Collateral	63,705,919	—	—	63,705,919
Repurchase Agreement	—	10,115,472	—	10,115,472
Total Investment Securities	$1,057,351,290	$56,565,398	$—	$1,113,916,688

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of this security is on loan. The value of all securities on loan is $62,340,292. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate shown reflects the yield at December 31, 2013.
(D)	Aggregate cost for federal income tax purposes is $781,403,035. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $333,261,869 and $748,216, respectively. Net unrealized appreciation for tax purposes is $332,513,653.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITION:

ADR	American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Jennison Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment securities, at value (cost: $769,518,611) (including securities loaned of $62,340,292)	$1,103,801,216
Repurchase agreement, at value (cost: $10,115,472)	10,115,472
Receivables:
Shares sold	102,351
Investment securities sold	8,940,719
Interest	3
Dividends	711,522
Securities lending income (net)	30,065
Prepaid expenses	17,222

Total assets	1,123,718,570

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	202,335
Investment securities purchased	5,169,301
Management and advisory fees	654,138
Distribution and service fees	15,572
Administration fees	22,458
Transfer agent fees	2,578
Trustees fees	372
Audit and tax fees	28,641
Custody fees	9,266
Legal fees	4,594
Printing and shareholder reports fees	35,775
Other	2,367
Collateral for securities on loan	63,705,919

Total liabilities	69,853,316

Net assets	$1,053,865,254

Net assets consist of:
Capital stock ($0.01 par value)	$985,589
Additional paid-in capital	605,979,833
Undistributed (accumulated) net investment income (loss)	2,126
Undistributed (accumulated) net realized gain (loss)	112,613,351
Net unrealized appreciation (depreciation) on:
Investment securities	334,282,605
Translation of assets and liabilities denominated in foreign currencies	1,750

Net assets	$1,053,865,254

Net assets by class:
Initial Class	$980,059,565
Service Class	73,805,689

Shares outstanding:
Initial Class	91,519,494
Service Class	7,039,362

Net asset value and offering price per share:
Initial Class	$10.71
Service Class	10.48

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $126,782)	$7,513,207
Interest income	1,504
Securities lending income (net)	131,200

Total investment income	7,645,911

Expenses:
Management and advisory	6,919,904
Distribution and service:
Service Class	149,403
Administration	233,830
Transfer agent	13,327
Trustees	27,153
Audit and tax	26,641
Custody	122,529
Legal	39,444
Printing and shareholder reports	71,368
Other	42,405

Total expenses	7,646,004

Portfolio expenses (waived/reimbursed) recaptured	(24,102)

Net expenses	7,621,902

Net investment income (loss)	24,009

Net realized gain (loss) on transactions from:
Investment securities	114,139,303
Foreign currency transactions	(13,085)

Net realized gain (loss)	114,126,218

Net change in unrealized appreciation (depreciation) on:
Investment securities	186,825,133
Translation of assets and liabilities denominated in foreign currencies	2,003

Net change in unrealized appreciation (depreciation)	186,827,136

Net realized and change in unrealized gain (loss)	300,953,354

Net increase (decrease) in net assets resulting from operations	$300,977,363

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Jennison Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$24,009	$2,291,639
Net realized gain (loss)	114,126,218	71,250,701
Net change in unrealized appreciation (depreciation)	186,827,136	60,412,348
Net increase (decrease) in net assets resulting from operations	300,977,363	133,954,688

Distributions to shareholders:
Net investment income:
Initial Class	(2,202,906)	(597,634)
Service Class	(39,966)	—
Total distributions from net investment income	(2,242,872)	(597,634)
Net realized gains:
Initial Class	(63,587,918)	(60,969,636)
Service Class	(4,710,274)	(3,646,978)
Total distributions from net realized gains	(68,298,192)	(64,616,614)
Total distributions to shareholders	(70,541,064)	(65,214,248)

Capital share transactions:
Proceeds from shares sold:
Initial Class	39,423,371	187,205,568
Service Class	15,631,871	27,127,536
	55,055,242	214,333,104
Dividends and distributions reinvested:
Initial Class	65,790,824	61,567,270
Service Class	4,750,240	3,646,978
	70,541,064	65,214,248
Cost of shares redeemed:
Initial Class	(194,027,053)	(213,297,574)
Service Class	(12,217,961)	(19,616,955)
	(206,245,014)	(232,914,529)
Net increase (decrease) in net assets resulting from capital share transactions	(80,648,708)	46,632,823

Net increase (decrease) in net assets	149,787,591	115,373,263

Net assets:
Beginning of year	904,077,663	788,704,400
End of year	$1,053,865,254	$904,077,663
Undistributed (accumulated) net investment income (loss)	$2,126	$2,242,091

Share activity:
Shares issued:
Initial Class	4,121,096	21,875,460
Service Class	1,669,069	3,166,763
	5,790,165	25,042,223
Shares issued-reinvested from dividends and distributions:
Initial Class	7,190,254	7,453,665
Service Class	530,161	449,689
	7,720,415	7,903,354
Shares redeemed:
Initial Class	(20,822,627)	(24,095,573)
Service Class	(1,324,360)	(2,321,083)
	(22,146,987)	(26,416,656)
Net increase (decrease) in shares outstanding:
Initial Class	(9,511,277)	5,233,552
Service Class	874,870	1,295,369
	(8,636,407)	6,528,921

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Jennison Growth VP

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each year	Initial Class
December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$8.44	$7.84	$7.90	$7.04	$5.00
Investment operations
Net investment income (loss)(A)	—	(B)	0.02	—	(B)	0.01	0.01
Net realized and unrealized gain (loss)	3.05	1.20	(0.05)	0.85	2.04
Total investment operations	3.05	1.22	(0.05)	0.86	2.05
Distributions
Net investment income	(0.03)	—	(B)	(0.01)	—	(B)	(0.01)
Net realized gains	(0.75)	(0.62)	—	—	—
Total distributions	(0.78)	(0.62)	(0.01)	—	(B)	(0.01)
Net asset value
End of year	$10.71	$8.44	$7.84	$7.90	$7.04
Total return(C)	37.70%	15.77%	(0.63)%	12.26%	41.00%
Net assets end of year (000’s)	$980,059	$853,011	$751,136	$1,456,916	$476,900
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.80	%(D)	0.80%	0.75%	0.78%	0.85%
Before (waiver/reimbursement) recapture	0.80%	0.80%	0.75%	0.78%	0.85%
Net investment income (loss) to average net assets	0.02%	0.26%	0.06%	0.17%	0.16%
Portfolio turnover rate	41%	59%	53%	72%	76%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Waiver/reimbursement rounds to less than 0.01%.

Note:	Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Jennison Growth VP

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each year	Service Class
December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$8.28	$7.72	$7.78	$6.95	$4.94
Investment operations
Net investment income (loss)(A)	(0.02)	—	(B)	(0.01)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	2.98	1.18	(0.05)	0.84	2.02
Total investment operations	2.96	1.18	(0.06)	0.83	2.01
Distributions
Net investment income	(0.01)	—	—	—	(B)	—
Net realized gains	(0.75)	(0.62)	—	—	—
Total distributions	(0.76)	(0.62)	—	—	(B)	—
Net asset value
End of year	$10.48	$8.28	$7.72	$7.78	$6.95
Total return(C)	37.30%	15.41%	(0.77)%	11.97%	40.69%
Net assets end of year (000’s)	$73,806	$51,067	$37,568	$34,487	$3,324
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.05	%(D)	1.05%	1.00%	1.03%	1.10%
Before (waiver/reimbursement) recapture	1.05%	1.05%	1.00%	1.03%	1.10%
Net investment income (loss) to average net assets	(0.24)%	0.02%	(0.17)%	(0.07)%	(0.13)%
Portfolio turnover rate	41%	59%	53%	72%	76%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Waiver/reimbursement rounds to less than 0.01%.

Note:	Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Jennison Growth VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Transamerica Series Trust	Annual Report 2013

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Commissions recaptured during the year ended December 31, 2013 of $68,460 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REITs”): Dividend income related to a REIT is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities.

Transamerica Series Trust	Annual Report 2013

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica

Transamerica Series Trust	Annual Report 2013

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2013:

	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative VP	$25,419,367	2.41%
Transamerica Asset Allocation-Growth VP	106,909,923	10.14
Transamerica Asset Allocation-Moderate Growth VP	292,062,563	27.72
Transamerica Asset Allocation-Moderate VP	218,886,502	20.77
Transamerica BlackRock Tactical Allocation VP	70,414,728	6.68
Transamerica ING Balanced Allocation VP	204,580	0.02
Transamerica ING Conservative Allocation VP	13,641	0.00	(A)
Transamerica ING Moderate Growth Allocation VP	122,664	0.01
Total	$714,033,968	67.75%

(A)	Percentage rounds to less than 0.01%

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $250 million	0.800%
Over $250 million up to $500 million	0.750%
Over $500 million up to $1 billion	0.700%
Over $1 billion	0.600%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.94%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, the amount waived by TAM was $24,102, which is not available for recapture.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

Transamerica Series Trust	Annual Report 2013

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$377,270,847
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	531,031,180
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, foreign currency transactions, and net operating loss.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax

Transamerica Series Trust	Annual Report 2013

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$994
Undistributed (accumulated) net investment income (loss)	(21,102)
Undistributed (accumulated) net realized gain (loss)	20,108

At December 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2013.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$2,242,872
Long-Term Capital Gain	68,298,192

2012 Distributions paid from:
Ordinary Income	597,634
Long-Term Capital Gain	64,616,614

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$5,021,451
Undistributed Long-term Capital Gain	109,360,852
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	332,517,529
Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Jennison Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Jennison Growth VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Jennison Growth VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica Jennison Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $68,298,192 for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Core Bond VP

(unaudited)

MARKET ENVIRONMENT

As first-quarter events in the U.S. and Europe threatened to derail the rally in risk assets, accommodative support from central banks benefited U.S. stock markets, which reached multi-year highs. In the U.S., lawmakers were able to avert the potential cliff in fiscal spending at the beginning of the year and markets were resilient despite additional concerns on automatic spending cuts, referred to as sequestration. U.S. markets experienced some weakness when minutes of the January U.S. Federal Reserve (“Fed”) meeting revealed that the current monthly bond purchases may be scaled back earlier than anticipated. However, markets rebounded again when Fed Chairman Ben Bernanke made several statements during the quarter that defended the asset purchase program and maintained that the Fed’s accommodative policy still depended on economic data.

Global risk markets continued to be driven by the actions of central banks, and the second quarter showcased those influences. Market participants reacted to Bernanke’s testimony to Congress in May when he indicated that the Fed could begin reducing its monthly asset purchases at one of its next few meetings if improvements in economic growth seemed sustainable. U.S. Treasury rates, credit markets and equities weakened. The sell-off in Treasuries and risk markets was even more aggressive after the June 19 Federal Open Market Committee (“FOMC”) meeting when the Fed reiterated the possibility of scaling back asset purchases later in the year and added that purchases may end in mid-2014 if incoming data is consistent with the Fed’s “rosy” forecasts.

Equity and bond markets were volatile in the third quarter as investors focused on the FOMC meeting in mid-September and the risks associated with the fiscal-policy negotiations in Washington. The Fed’s decision to delay tapering was a notable surprise to the markets. Markets also reacted to positive economic data in Europe and tensions in the Middle East, specifically a possible U.S. strike against Syria.

In the fourth quarter, improving economic data led risk assets to improve despite the prospect of the Fed beginning to taper its asset purchases. Even with political wrangling over the debt ceiling in October, interest rates stayed within a narrow range until the announcement of a strong October employment report, leading some market participants to predict that the Fed might begin to reduce its asset purchases as early as December.

PERFORMANCE

For the year ended December 31, 2013, Transamerica JPMorgan Core Bond VP, Initial Class returned (1.84)%. By comparison, its benchmark, the Barclays U.S. Aggregate Bond Index returned (2.02)%.

STRATEGY REVIEW

For the year ended December 31, 2013, the portfolio remained overweight in seasoned AAA-rated mortgage-backed securities (“MBS”), with most of its exposure in seasoned collateralized-mortgage obligations (“CMOs”). We continued to favor seasoned agency CMOs, along with select high-quality non-agency structures.

U.S. Treasury yields moved higher during the year, with the curve between 2- year and 10-year maturities steepening 114 basis points (“bps”), as the spread increased from 151 bps to 265 bps. Specifically, the yield of the two-year note increased 13 bps, ending at 0.38%, while the yield of the 10-year U.S Treasury bond increased 127 bps to finish the year above 3% at 3.03%, according to Bloomberg. During this time, the portfolio’s underweight in Treasury debt was a positive as Treasuries were the worst-performing sector in the Barclays U.S. Aggregate Bond Index on a comparable-duration basis.

MBS outperformed comparable-duration Treasury debt during the year, posting 98 bps of duration-neutral excess returns over Treasuries (“Barclays”). The portfolio’s overweight in MBS was generally positive for returns over this period.

Corporate bonds finished as the best-performing investment-grade domestic broad market sector during the period. Overall, the Barclays Intermediate Corporate Index outpaced comparable duration Treasuries by 287 bps for the quarter, with financial names being the best performing sub-sector, outperforming Treasuries by 393 bps. The portfolio’s underweight to credit was a slight detractor from performance, as the sector outperformed MBS on a comparable-duration basis.

The portfolio’s sector allocations did not change dramatically throughout the year. We remained overweight in mortgage securities and asset-backed securities, and slightly overweight in commercial mortgage-backed securities, while modestly underweight in corporate bonds.

The portfolio’s duration ended the year at 4.63 years compared to 5.41 years for its benchmark.

Douglas S. Swanson

Portfolio Manager

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Core Bond VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	(1.84)%	5.62%	5.13%	10/02/1986
Barclays U.S. Aggregate Bond Index(A)	(2.02)%	4.44%	4.55%
Service Class	(2.13)%	5.37%	4.86%	05/01/2003

NOTES

(A) The Barclays U.S. Aggregate Bond Index is an unmanaged index used as a general measure of market performance. The 10 Years or Life of Class calculation is based on 10 years. You cannot invest directly in an index.

The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

The return of principal in bond portfolios is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the portfolio. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Core Bond VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio
Transamerica JPMorgan Core Bond VP
Initial Class	$1,000.00	$1,001.20	$2.91	$1,022.57	$2.94	0.57%
Service Class	1,000.00	1,000.00	4.18	1,021.30	4.22	0.82

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
U.S. Government Agency Obligations	41.5%
U.S. Government Obligations	18.1
Corporate Debt Securities	15.8
Mortgage-Backed Securities	9.0
Repurchase Agreement	8.0
Asset-Backed Securities	6.2
Securities Lending Collateral	3.2
Foreign Government Obligations	0.9
Municipal Government Obligations	0.2
Convertible Bond	0.0	(A)
Other Assets and Liabilities - Net	(2.9)
Total	100.0%

(A)	Percentage rounds to less than 0.1%

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 18.1%
U.S. Treasury Bond
4.38%, 02/15/2038	$ 400,000	$ 435,375
4.50%, 05/15/2038	200,000	221,750
4.75%, 02/15/2037	390,000	448,683
5.00%, 05/15/2037	1,775,000	2,112,250
5.25%, 02/15/2029	130,000	156,487
5.38%, 02/15/2031	150,000	183,820
6.13%, 08/15/2029 (A)	100,000	131,344
6.25%, 05/15/2030	425,000	567,707
6.63%, 02/15/2027	100,000	135,125
7.50%, 11/15/2016	2,550,000	3,038,483
8.00%, 11/15/2021	500,000	694,531
8.50%, 02/15/2020	815,000	1,117,378
8.75%, 05/15/2020	600,000	837,187
8.75%, 08/15/2020 (A)	2,100,000	2,947,220
11.25%, 02/15/2015	1,065,000	1,196,128
U.S. Treasury Inflation Indexed Bond
2.13%, 02/15/2040	216,124	242,836
2.50%, 01/15/2029	108,787	127,842
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/2016	529,075	543,253
0.50%, 04/15/2015	377,220	385,501
1.13%, 01/15/2021	533,860	561,095
1.25%, 04/15/2014	717,360	721,955
2.00%, 01/15/2014	632,030	631,586
U.S. Treasury Note
1.00%, 11/30/2019	400,000	375,844
1.38%, 11/30/2018	740,000	728,900
1.75%, 10/31/2020	5,000,000	4,796,875
2.00%, 02/15/2022	200,000	189,797
2.13%, 08/15/2021	2,200,000	2,131,250
2.25%, 07/31/2018	500,000	515,429
2.38%, 05/31/2018	1,000,000	1,038,047
2.50%, 03/31/2015	95,000	97,698
2.63%, 08/15/2020 - 11/15/2020	1,000,000	1,018,484
2.75%, 12/31/2017	50,000	52,844
3.13%, 10/31/2016 - 05/15/2021	1,800,000	1,888,489
3.38%, 11/15/2019	150,000	161,344
3.50%, 02/15/2018 - 05/15/2020	3,400,000	3,688,067
3.63%, 02/15/2020 - 02/15/2021	750,000	813,074
4.75%, 08/15/2017	1,035,000	1,169,308
U.S. Treasury STRIPS
Zero Coupon, 11/15/2016 - 08/15/2030 (A) (B)	17,230,000	15,150,631
Zero Coupon, 08/15/2017 - 05/15/2035 (B)	40,432,000	28,743,961

Total U.S. Government Obligations (cost $79,773,295)		79,997,578

U.S. GOVERNMENT AGENCY OBLIGATIONS - 41.5%
Fannie Mae
Zero Coupon, 06/01/2017	300,000	285,982
0.43%, 11/25/2046 (C)	446,409	445,249
0.51%, 01/01/2023 (C)	2,000,000	2,004,223
0.52%, 01/01/2023 (C)	980,984	978,812
0.53%, 01/01/2023 (C)	981,713	983,518
0.56%, 01/01/2023 (C)	735,856	737,291
0.67%, 08/25/2019 (C)	432,029	432,665
0.72%, 08/01/2022 - 08/25/2042 (C)	1,909,858	1,912,822
0.94%, 04/01/2022 (C)	600,000	600,475
1.40%, 07/01/2017	1,000,000	1,004,370

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Fannie Mae (continued)
1.94%, 07/01/2019	$ 1,000,000	$ 1,006,978
1.99%, 01/01/2017	1,000,000	999,913
2.01%, 07/01/2019 - 06/01/2020	3,000,000	2,945,473
2.03%, 08/01/2019	1,015,000	998,991
2.34%, 01/01/2023	1,000,000	933,730
2.38%, 01/01/2036 (C)	105,272	111,918
2.38%, 12/01/2022	1,000,000	938,619
2.39%, 01/25/2023 (C)	1,000,000	919,414
2.40%, 02/01/2023	1,000,000	936,492
2.46%, 02/01/2023	982,164	926,399
2.51%, 06/01/2023	991,139	929,502
2.52%, 05/01/2023	1,000,000	917,241
2.65%, 08/01/2022	500,000	472,686
2.67%, 07/01/2022	1,500,000	1,423,094
2.68%, 01/01/2038 (C)	53,784	57,219
2.70%, 04/01/2023	1,486,339	1,416,703
2.97%, 11/01/2018	473,702	491,048
3.00%, 01/01/2043	966,495	904,835
3.03%, 12/01/2021	483,452	481,587
3.12%, 01/01/2022	500,000	500,318
3.38%, 01/01/2018	500,000	531,223
3.50%, 08/01/2032 - 06/01/2043	10,255,449	10,140,754
3.54%, 01/01/2018	478,411	510,023
3.59%, 10/01/2020	99,753	104,425
3.64%, 10/01/2020	1,383,073	1,450,843
3.65%, 07/25/2021	866,000	907,887
3.67%, 07/01/2023	2,000,000	2,009,442
3.73%, 06/25/2021	500,000	521,528
3.74%, 06/01/2018 - 07/01/2023	1,942,457	2,073,619
3.76%, 06/25/2021 - 07/25/2021	2,000,000	2,078,693
3.77%, 08/01/2021	696,870	727,772
3.86%, 07/01/2021	964,948	1,013,357
3.87%, 08/01/2021	969,724	1,017,595
3.92%, 08/01/2021	1,493,500	1,571,640
3.94%, 07/01/2021	500,000	524,953
3.97%, 06/01/2021 - 07/01/2021	971,106	1,024,719
3.98%, 08/01/2021	1,045,617	1,103,806
3.99%, 07/01/2021	481,105	508,640
4.00%, 07/01/2042	2,793,829	2,850,293
4.02%, 08/01/2021	1,291,759	1,368,974
4.05%, 08/01/2021	853,831	904,284
4.06%, 07/01/2021 - 09/01/2021	1,482,768	1,572,760
4.16%, 03/01/2021	480,200	513,779
4.23%, 03/01/2020	927,122	1,001,789
4.24%, 06/01/2021	993,767	1,064,815
4.25%, 04/01/2021	500,000	535,113
4.29%, 06/01/2021	487,447	524,239
4.32%, 06/01/2021	775,981	835,226
4.37%, 04/01/2020	238,591	259,531
4.38%, 04/01/2021	399,184	431,792
4.39%, 05/01/2021	249,724	270,249
4.45%, 07/01/2026	485,357	500,414
4.50%, 08/01/2018 - 03/01/2019	1,049,767	1,117,566
4.65%, 06/01/2021	969,537	1,062,990
5.00%, 05/11/2017 - 08/01/2040	2,663,108	2,888,490
5.50%, 03/01/2017 - 05/01/2036	941,356	1,026,441
6.00%, 08/01/2014 - 11/01/2037	1,033,146	1,147,609
6.00%, 12/01/2032 (C)	140,442	158,186
6.50%, 03/01/2017 - 10/01/2036	295,071	326,685

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Fannie Mae (continued)
7.00%, 09/01/2017	$ 35,129	$ 37,142
8.00%, 11/01/2037	26,227	30,083
9.00%, 10/01/2019	24,135	24,408
Fannie Mae, PO 11/15/2021 - 01/01/2033	577,514	467,554
Fannie Mae, PO, Series MTN 05/15/2030	400,000	191,603
Fannie Mae REMIC
0.42%, 06/27/2036 (C)	217,081	213,605
0.47%, 08/25/2041 (C)	469,596	463,823
0.52%, 04/25/2035 - 08/25/2036 (C)	205,211	205,495
0.67%, 05/25/2035 - 10/25/2042 (C)	3,289,096	3,281,450
4.00%, 10/25/2025 - 04/25/2033	1,347,645	1,401,120
5.00%, 09/25/2023 - 08/25/2040	2,137,360	2,264,567
5.50%, 04/25/2017 - 07/25/2038	4,559,933	4,973,455
5.75%, 06/25/2033	510,640	557,595
5.96%, 12/25/2042 (C)	208,255	233,050
6.00%, 11/25/2032 - 11/25/2039	1,237,269	1,373,665
6.41%, 10/25/2042 (C)	53,227	55,423
6.50%, 02/25/2022 - 05/25/2044	994,246	1,120,815
6.72%, 12/25/2042 (C)	103,288	119,137
6.79%, 07/25/2023 (C)	293,001	327,702
7.00%, 03/25/2031 - 11/25/2041	2,411,768	2,766,335
7.25%, 08/25/2033 (C)	74,659	73,304
8.00%, 05/25/2022	56,622	65,213
9.50%, 06/25/2018	42,824	47,025
10.00%, 03/25/2032 (C)	12,791	14,892
10.97%, 07/25/2035 (C)	142,783	167,705
12.23%, 09/25/2033 (C)	30,962	36,972
13.34%, 07/25/2033 (C)	60,195	70,221
13.67%, 03/25/2038 (C)	24,909	30,169
14.18%, 12/25/2032 (C)	18,208	23,094
15.17%, 11/25/2031 (C)	56,882	76,676
16.05%, 05/25/2034 (C)	70,589	88,946
16.96%, 07/25/2035 (C)	154,887	205,333
19.07%, 04/25/2034 - 05/25/2034 (C)	368,215	508,426
19.35%, 08/25/2032 (C)	68,782	88,961
22.52%, 06/25/2035 (C)	203,923	289,331
23.34%, 05/25/2034 (C)	28,790	43,777
23.96%, 03/25/2036 (C)	53,079	81,287
24.65%, 02/25/2032 (C)	17,450	29,618
25.54%, 10/25/2036 (C)	25,471	39,538
25.90%, 12/25/2036 (C)	42,708	66,337
Fannie Mae REMIC, IO
0.95%, 08/25/2042 (C)	740,794	18,593
1.53%, 01/25/2038 (C)	110,597	8,624
2.67%, 04/25/2041 (C)	316,294	22,301
4.00%, 10/25/2014	159,477	3,846
5.00%, 03/25/2023	145,748	11,301
5.50%, 05/25/2033	3,198	71
5.69%, 09/25/2038 (C)	457,748	59,324
5.75%, 02/25/2038 (C)	338,376	40,060
5.94%, 06/25/2037 (C)	211,973	31,230
6.02%, 12/25/2039 (C)	98,364	11,963
6.04%, 03/25/2038 (C)	72,177	10,506
6.26%, 04/25/2040 (C)	119,363	17,237
6.34%, 06/25/2023 (C)	72,704	8,042

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Fannie Mae REMIC, IO (continued)
6.37%, 01/25/2041 (C)	$ 673,858	$ 134,806
6.38%, 09/25/2037 (C)	141,905	19,733
6.39%, 02/25/2039 (C)	121,244	19,549
6.42%, 06/25/2036 (C)	98,970	16,160
6.50%, 05/25/2033	74,193	17,164
6.54%, 03/25/2036 (C)	1,447,959	269,746
6.99%, 07/25/2037 (C)	268,826	42,228
7.00%, 06/25/2033	85,195	20,444
Fannie Mae REMIC, PO 12/25/2032 - 10/25/2043	2,347,753	1,956,646
Financing Corp. Fico, PO
Series 2010-P 11/30/2017	1,000,000	935,913
Series 2011-75, Class FA 05/11/2018	1,700,000	1,566,987
Series D-P 09/26/2019	1,000,000	863,431
Freddie Mac
0.62%, 09/15/2042 (C)	933,372	926,341
0.67%, 08/15/2042 - 10/15/2042 (C)	2,336,484	2,326,282
0.72%, 07/15/2042 (C)	929,007	925,502
1.34%, 10/25/2044 (C)	398,277	403,605
2.09%, 07/01/2036 (C)	99,933	105,613
2.11%, 08/01/2036 (C)	124,861	132,162
2.12%, 10/01/2036 (C)	68,011	72,125
2.32%, 11/01/2036 - 03/01/2037 (C)	187,492	199,978
2.38%, 05/01/2036 (C)	66,380	70,399
2.48%, 10/01/2036 (C)	86,363	92,129
2.49%, 02/01/2037 (C)	209,183	222,679
2.50%, 09/01/2034 (C)	106,938	114,826
2.71%, 06/01/2036 (C)	302,481	323,211
2.91%, 12/01/2036 (C)	12,160	12,772
3.00%, 01/15/2043	475,282	462,783
3.50%, 01/01/2032 - 06/01/2043	4,472,463	4,429,812
4.00%, 06/01/2042 - 01/01/2043	2,911,148	2,967,311
4.03%, 02/01/2036 (C)	298,359	318,751
4.50%, 05/01/2041	671,133	711,128
5.00%, 10/01/2017 - 09/15/2035	397,958	282,875
5.04%, 01/01/2035 (C)	90,552	96,514
5.50%, 08/23/2017 - 08/01/2038	2,066,560	2,285,412
6.00%, 10/01/2017 - 12/01/2034	785,425	845,939
6.50%, 04/01/2016 - 02/25/2043	568,894	630,257
6.61%, 07/25/2032 (C)	260,129	293,650
7.00%, 01/01/2031 - 02/25/2043	270,140	311,776
7.50%, 08/25/2042 (C)	99,809	118,597
Freddie Mac REMIC
0.57%, 07/15/2037 - 10/15/2041 (C)	1,586,183	1,583,482
0.61%, 02/15/2037 (C)	37,606	37,607
0.62%, 03/15/2039 - 08/15/2039 (C)	1,255,931	1,257,245
3.50%, 08/15/2039	3,431,070	3,528,385
4.00%, 12/15/2041	809,136	817,634
4.50%, 02/15/2020	115,579	122,886
5.00%, 12/15/2022 - 05/15/2041	2,088,114	2,213,461
5.50%, 03/15/2017 - 05/15/2038	3,059,951	3,334,145
5.50%, 05/15/2041 (C)	247,953	258,423
6.00%, 05/15/2027 - 09/15/2036	3,652,936	4,004,030
6.38%, 03/15/2032	238,293	256,876
6.40%, 11/15/2023	82,691	92,027

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Freddie Mac REMIC (continued)
6.50%, 08/15/2031 - 07/15/2036	$1,354,483	$1,517,714
7.00%, 03/15/2024 - 05/15/2032	2,103,566	2,405,014
7.25%, 09/15/2030 - 12/15/2030	422,999	486,662
7.50%, 02/15/2023 - 08/15/2030	226,716	258,257
8.00%, 01/15/2030	340,554	394,818
8.50%, 09/15/2020	34,292	37,140
9.92%, 07/15/2032 (C)	121,953	142,070
12.95%, 07/15/2033 (C)	77,090	91,749
13.87%, 05/15/2030 (C)	7,219	7,355
14.45%, 09/15/2033 (C)	23,572	29,774
16.95%, 02/15/2040 (C)	100,000	141,630
23.88%, 06/15/2034 (C)	148,750	217,894
Freddie Mac REMIC, IO
2.12%, 01/15/2040 (C)	413,751	24,715
4.50%, 07/15/2037	289,142	33,733
5.50%, 07/15/2024	19,131	572
5.83%, 11/15/2037 - 02/15/2039 (C)	423,631	48,376
6.03%, 06/15/2038 (C)	602,711	93,501
6.20%, 10/15/2037 (C)	1,232,227	172,814
6.25%, 11/15/2037 (C)	181,524	23,910
6.63%, 04/15/2038 (C)	109,156	17,145
6.93%, 07/15/2036 (C)	78,842	14,584
7.53%, 07/15/2017 (C)	64,504	3,899
7.83%, 03/15/2032 (C)	81,188	15,168
Freddie Mac REMIC, PO 03/15/2019 - 01/15/2040	1,370,378	1,315,101
Ginnie Mae
0.47%, 08/20/2060 (C)	881,066	880,283
0.51%, 12/20/2062 (C)	459,975	454,682
0.58%, 03/20/2063 (C)	972,072	962,483
0.60%, 04/20/2060 (C)	920,812	922,397
0.62%, 11/20/2059 - 03/20/2060 (C)	777,797	779,204
0.64%, 01/20/2061 (C)	974,027	970,233
0.72%, 07/20/2062 (C)	293,090	292,653
0.75%, 09/20/2062 (C)	946,054	945,332
0.82%, 05/20/2061 (C)	395,220	395,766
0.87%, 05/20/2061 (C)	442,701	443,943
1.65%, 01/20/2063 - 02/20/2063	3,549,185	3,450,946
1.75%, 03/20/2063	995,131	969,587
5.00%, 04/16/2023 - 07/16/2033	1,672,644	1,869,745
5.50%, 11/20/2020 - 09/20/2039	2,648,096	2,918,959
5.52%, 07/20/2040 (C)	669,337	725,020
5.83%, 12/20/2038 (C)	257,167	279,012
6.00%, 08/20/2016 - 08/20/2039	828,218	925,217
6.50%, 10/16/2024 - 06/20/2033	3,613,193	4,150,606
7.00%, 07/15/2017	795	794
7.33%, 11/20/2030	30,774	35,302
7.50%, 11/20/2029	107,709	125,768
8.00%, 01/15/2016 - 06/20/2030	113,296	133,837
8.50%, 02/16/2030	319,463	384,238
9.00%, 05/16/2027	19,804	22,972
13.07%, 10/20/2037 (C)	75,633	90,444
16.03%, 06/17/2035 (C)	63,482	81,768
16.35%, 05/18/2034 (C)	34,932	40,706
19.20%, 04/16/2034 (C)	73,459	101,962
19.71%, 09/20/2037 (C)	38,777	54,852
22.69%, 04/20/2037 (C)	107,584	161,202

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Ginnie Mae (continued)
28.65%, 09/20/2034 (C)	$ 56,717	$ 95,094
31.78%, 04/20/2031 (C)	17,671	35,930
Ginnie Mae, IO
5.50%, 10/16/2037	387,640	50,104
5.53%, 12/20/2038 (C)	137,912	17,854
5.66%, 02/20/2038 (C)	220,765	30,941
5.83%, 11/20/2037 (C)	206,715	30,301
5.91%, 06/20/2039 (C)	172,921	23,641
5.93%, 10/20/2034 - 08/20/2039 (C)	561,158	78,433
6.03%, 03/20/2037 - 06/20/2038 (C)	425,304	64,731
6.10%, 04/20/2039 (C)	218,114	31,118
6.13%, 09/20/2035 - 03/20/2039 (C)	585,675	88,985
6.18%, 03/20/2039 (C)	200,253	23,181
6.23%, 05/16/2038 - 06/16/2039 (C)	792,146	119,635
6.30%, 06/16/2037 (C)	199,802	33,086
6.33%, 03/16/2034 - 10/20/2037 (C)	554,152	60,422
6.38%, 11/20/2037 - 12/20/2037 (C)	205,690	34,611
6.50%, 03/20/2039	102,187	22,270
6.53%, 07/20/2036 (C)	124,198	14,558
6.58%, 11/20/2033 - 07/20/2037 (C)	435,212	78,807
6.61%, 08/20/2037 (C)	290,145	54,301
6.64%, 04/16/2037 (C)	104,509	16,821
6.73%, 03/20/2038 (C)	114,152	17,308
6.78%, 10/20/2032 (C)	209,611	17,948
7.78%, 04/16/2032 (C)	160,795	34,894
Ginnie Mae, PO 02/17/2033 - 01/20/2038	559,150	495,252
NCUA Guaranteed Notes Trust
Series 2010-C1, Class A2
2.90%, 10/29/2020	700,000	723,071
Series 2010-C1, Class APT
2.65%, 10/29/2020	873,483	897,360
Residual Funding Corp., PO 10/15/2019 - 10/15/2020	8,120,000	6,828,656
Tennessee Valley Authority
4.63%, 09/15/2060	22,000	19,677
5.25%, 09/15/2039	300,000	320,194
5.88%, 04/01/2036	150,000	173,764
Tennessee Valley Authority, PO 05/01/2019 - 01/15/2038	1,100,000	669,433

Total U.S. Government Agency Obligations (cost $184,515,161)		183,594,987

FOREIGN GOVERNMENT OBLIGATIONS - 0.9%
African Development Bank 8.80%, 09/01/2019	225,000	290,490
Israel Government AID Bond
Zero Coupon, 03/15/2019 - 02/15/2022	2,500,000	2,040,535
5.50%, 09/18/2033	100,000	116,561
Series 2010-Z
Zero Coupon, 02/15/2025	500,000	322,972
Mexico Government International Bond 4.00%, 10/02/2023	232,000	229,680
Mexico Government International Bond, Series MTN
4.75%, 03/08/2044	60,000	54,075
7.50%, 04/08/2033	300,000	378,750

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Province of Ontario Canada
0.95%, 05/26/2015	$ 250,000	$ 251,922
1.65%, 09/27/2019	173,000	166,045
2.70%, 06/16/2015	100,000	103,289

Total Foreign Government Obligations (cost $4,027,887)		3,954,319

MORTGAGE-BACKED SECURITIES - 9.0%
A10 Securitization LLC
Series 2012-1, Class A
3.49%, 04/15/2024 - 144A	130,458	131,183
Series 2013-1, Class A
2.40%, 11/15/2025 - 144A	250,000	249,164
A10 Term Asset Financing LLC
Series 2013-2, Class A
2.62%, 11/15/2027 - 144A	430,000	427,976
Series 2013-2, Class B
4.38%, 11/15/2027 - 144A	250,000	247,309
AJAX Mortgage Loan Trust
Series 2013-A, Class A
3.50%, 02/25/2051 - 144A (C)	451,175	446,161
Series 2013-B, Class A1
3.75%, 02/25/2051 - 144A (C)	448,041	452,742
American General Mortgage Loan Trust
Series 2009-1, Class A7
5.75%, 09/25/2048 - 144A (C)	200,000	202,180
Series 2010-1A, Class A1
5.15%, 03/25/2058 - 144A (C)	27,366	27,610
Series 2010-1A, Class A2
5.65%, 03/25/2058 - 144A (C)	143,570	146,922
American Tower Trust I Series 2013-1A, Class 1A 1.55%, 03/15/2043 - 144A	63,000	61,487
ASG Resecuritization Trust
Series 2009-1, Class A60
2.19%, 06/26/2037 - 144A (C)	131,489	129,312
Series 2009-2, Class A55
4.91%, 05/24/2036 - 144A (C)	31,638	32,150
Series 2009-3, Class A65
2.28%, 03/26/2037 - 144A (C)	169,857	169,820
Series 2009-4, Class A60
6.00%, 06/28/2037 - 144A	115,836	118,045
Series 2010-3, Class 2A22
0.37%, 10/28/2036 - 144A (C)	19,298	19,154
Banc of America Alternative Loan Trust
Series 2003-7, Class 1CB1
5.50%, 09/25/2033	220,928	226,767
Series 2003-7, Class 2A4
5.00%, 09/25/2018	24,700	25,044
Banc of America Funding Corp.
Series 2005-E, Class 4A1
2.67%, 03/20/2035 (C)	274,526	275,808
Series 2010-R11A, Class 1A6
5.18%, 08/26/2035 - 144A (C)	79,123	80,614
Series 2010-R5, Class 1A1
5.50%, 10/26/2037 - 144A	114,433	116,505
Series 2012-R6, Class 1A1
3.00%, 10/26/2039 - 144A	335,969	333,908

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Banc of America Funding Corp., PO
Series 2004-1 03/25/2034	$ 45,312	$ 40,916
Series 2005-7, Class 30
11/25/2035	65,122	51,783
Series 2005-8, Class 30
01/25/2036	23,198	17,210
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2005-3, Class AM
4.73%, 07/10/2043	50,000	51,948
Series 2005-6, Class ASB
5.18%, 09/10/2047 (C)	36,424	36,461
Series 2006-3, Class A4
5.89%, 07/10/2044 (C)	154,136	167,678
Series 2006-5, Class A4
5.41%, 09/10/2047	75,000	81,378
Banc of America Mortgage Securities, Inc.
Series 2003-J, Class 3A2
2.75%, 11/25/2033 (C)	217,920	217,442
Series 2004-3, Class 1A26
5.50%, 04/25/2034	180,038	182,705
Series 2004-6, Class 1A3
5.50%, 05/25/2034	135,681	141,894
Banc of America Re-REMIC Trust Series 2012-PARK, Class A 2.96%, 12/10/2030 - 144A	100,000	93,659
BB-UBS Trust
Series 2012-SHOW, Class A
3.43%, 11/05/2036 - 144A	550,000	504,101
Series 2012-TFT, Class A
2.89%, 06/05/2030 - 144A	350,000	329,700
BCAP LLC Trust
Series 2010-RR7, Class 2A1
2.35%, 07/26/2045 - 144A (C)	193,486	187,439
Series 2011-RR10, Class 2A1
1.02%, 09/26/2037 - 144A (C)	367,013	331,278
Series 2012-RR10, Class 1A1
0.40%, 02/26/2037 - 144A (C)	375,848	354,291
Series 2012-RR10, Class 3A1
0.36%, 05/26/2036 - 144A (C)	358,235	336,043
Series 2012-RR2, Class 1A1
0.34%, 08/26/2036 - 144A (C)	257,072	249,036
Series 2012-RR3, Class 2A5
2.26%, 05/26/2037 - 144A (C)	273,476	270,032
Series 2012-RR4, Class 8A3
0.40%, 06/26/2047 - 144A (C)	351,082	332,718
Bear Stearns Adjustable Rate Mortgage Trust Series 2006-1, Class A1 2.38%, 02/25/2036 (C)	194,586	192,460
Bear Stearns Alt-A Trust Series 2004-6, Class 1A 0.81%, 07/25/2034 (C)	506,457	480,412
CAM Mortgage Trust Series 2013-1, Class A 3.97%, 11/25/2057 - 144A (C)	105,502	105,040
CD Commercial Mortgage Trust Series 2005-CD1, Class AJ 5.22%, 07/15/2044 (C)	100,000	105,087

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Chase Mortgage Finance Corp.
Series 2004-S3, Class 2A5
5.50%, 03/25/2034	$ 112,413	$ 115,109
Series 2007-A1, Class 1A3
2.72%, 02/25/2037 (C)	266,217	264,762
Series 2007-A2, Class 2A1
2.66%, 07/25/2037 (C)	103,091	102,862
Citigroup Commercial Mortgage Trust 2.11%, 01/12/2018	97,748	97,990
Citigroup Mortgage Loan Trust, Inc.
Series 2003-1, Class 2A5
5.25%, 10/25/2033	76,237	77,910
Series 2010-8, Class 5A6
4.00%, 11/25/2036 - 144A	563,664	568,420
Series 2010-8, Class 6A6
4.50%, 12/25/2036 - 144A	621,385	639,126
Series 2011-10, Class 4A1
0.36%, 02/25/2046 - 144A (C)	83,498	80,536
Series 2011-5, Class 1A1
0.36%, 02/25/2046 - 144A (C)	66,870	62,869
Series 2012-A, Class A
2.50%, 06/25/2051 - 144A	124,967	117,318
Commercial Mortgage Pass-Through Certificates
2.99%, 04/12/2035	125,000	115,128
Series 2012-MVP, Class A
2.11%, 11/17/2026 - 144A (C)	97,684	97,810
Countrywide Alternative Loan Trust
Series 2004-18CB, Class 2A4
5.70%, 09/25/2034	36,703	37,122
Series 2004-2CB, Class 1A9
5.75%, 03/25/2034	441,660	435,897
Series 2005-28CB, Class 1A4
5.50%, 08/25/2035	386,424	365,367
Series 2005-54CB, Class 1A11
5.50%, 11/25/2035	152,581	139,121
Countrywide Alternative Loan Trust, IO
Series 2005-20CB, Class 3A8
4.59%, 07/25/2035 (C)	634,854	65,270
Series 2005-22T1, Class A2
4.91%, 06/25/2035 (C)	1,056,815	169,716
Series 2005-J1, Class 1A4
4.94%, 02/25/2035 (C)	525,238	54,184
Countrywide Alternative Loan Trust, PO Series 2003-J1, Class J1 10/25/2033	35,303	31,673
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2004-3, Class A26
5.50%, 04/25/2034	194,651	198,364
Series 2004-3, Class A4
5.75%, 04/25/2034	116,791	119,339
Series 2004-7, Class 2A1
2.69%, 06/25/2034 (C)	53,564	51,496
Series 2004-8, Class 2A1
4.50%, 06/25/2019	48,449	49,957
Series 2004-HYB1, Class 2A
2.66%, 05/20/2034 (C)	50,883	47,790
Series 2005-22, Class 2A1
2.59%, 11/25/2035 (C)	287,567	234,539

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Commercial Mortgage Trust Series 2006-C2, Class A3 5.67%, 03/15/2039 (C)	$ 150,000	$ 161,401
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-21, Class 1A4
5.25%, 09/25/2033	85,261	88,057
Series 2003-27, Class 5A4
5.25%, 11/25/2033	98,387	99,069
Series 2004-5, Class 3A1
5.25%, 08/25/2019	40,022	41,168
Credit Suisse Mortgage Capital Certificates
Series 2010-11R, Class A6
1.16%, 06/28/2047 - 144A (C)	951,108	908,469
Series 2010-12R, Class 14A1
2.52%, 09/26/2046 - 144A (C)	40,706	40,605
Series 2011-1R, Class A1
1.16%, 02/27/2047 - 144A (C)	133,027	132,602
Series 2011-6R, Class 3A1
3.60%, 07/28/2036 - 144A (C)	86,441	86,599
Series 2011-7R, Class A1
1.41%, 08/28/2047 - 144A (C)	90,968	90,786
Series 2011-9R, Class A1
2.16%, 03/27/2046 - 144A (C)	232,689	233,153
Series 2012-3R, Class 1A1
3.25%, 07/27/2037 - 144A (C)	154,821	154,395
CW Capital Cobalt, Ltd. Series 2006-C1, Class A4 5.22%, 08/15/2048	75,000	80,924
DBRR Trust
Series 2012-EZ1, Class A
0.95%, 09/25/2045 - 144A	56,027	56,030
Series 2013-EZ2, Class A
0.85%, 02/25/2045 - 144A (C)	379,374	378,139
FDIC Trust Series 2013-N1, Class A 4.50%, 10/25/2018 - 144A	121,883	123,217
Fontainebleau Miami Beach Trust Series 2012-FBLU, Class A 2.89%, 05/05/2027 - 144A	329,295	332,487
GMAC Mortgage Corp., Loan Trust
Series 2003-J7, Class A10
5.50%, 11/25/2033	41,824	43,095
Series 2004-J5, Class A7
6.50%, 01/25/2035	66,945	71,238
Greenwich Capital Commercial Funding Corp. Series 2006-GG7, Class AM 5.82%, 07/10/2038 (C)	50,000	54,584
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.71%, 12/10/2027 - 144A	149,622	147,103
GS Mortgage Securities Trust Series 2013-NYC5, Class A 2.32%, 01/10/2030 - 144A	100,000	100,041
GSMPS Mortgage Loan Trust
Series 2005-RP2, Class 1AF
0.52%, 03/25/2035 - 144A (C)	271,304	229,982
Series 2005-RP3, Class 1AF
0.52%, 09/25/2035 - 144A (C)	162,186	134,581
GSR Mortgage Loan Trust
Series 2004-6F, Class 2A4
5.50%, 05/25/2034	170,716	178,880

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
GSR Mortgage Loan Trust (continued)
Series 2004-8F, Class 2A3
6.00%, 09/25/2034	$ 156,958	$ 164,066
Series 2005-7F, Class 3A9
6.00%, 09/25/2035	207,195	211,023
Series 2006-1F, Class 2A4
6.00%, 02/25/2036	184,996	167,498
Series 2007-1F, Class 2A4
5.50%, 01/25/2037	349,661	340,963
Homeowner Assistance Program Reverse Mortgage Loan Trust Series 2013-RM1, Class A 4.00%, 05/26/2053 - 144A	859,286	838,920
Impac Secured Assets CMN Owner Trust
Series 2006-1, Class 2A1
0.52%, 05/25/2036 (C)	182,973	180,316
Series 2006-2, Class 2A1
0.52%, 08/25/2036 (C)	70,501	68,358
IndyMac Index Mortgage Loan Trust, IO Series 2005-AR11, Class A7 1.00%, 08/25/2035 (C)	1,100,460	1,376
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2006-CB15, Class A4
5.81%, 06/12/2043 (C)	123,456	133,192
Series 2007-C1, Class A4
5.72%, 02/15/2051	500,000	548,718
JPMorgan Chase Commercial Mortgage Securities Corp., IO Series 2006-LDP8, Class X 0.55%, 05/15/2045 (C)	4,404,972	58,093
JPMorgan Mortgage Trust Series 2006-A2, Class 5A3 2.55%, 11/25/2033 (C)	110,974	111,687
Ladder Capital Commercial Mortgage Trust Series 2013-GCP, Class A2 3.99%, 02/15/2036 - 144A	154,000	140,432
LB-UBS Commercial Mortgage Trust Series 2007-C2, Class A3 5.43%, 02/15/2040	165,786	182,631
LVII Resecuritization Trust Series 2009-2, Class M3 5.29%, 09/27/2037 - 144A (C)	300,000	309,073
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1
2.64%, 04/21/2034 (C)	141,940	145,372
Series 2004-13, Class 3A7
2.62%, 11/21/2034 (C)	80,895	82,715
Series 2004-3, Class 4A2
2.35%, 04/25/2034 (C)	48,082	46,816
MASTR Alternative Loan Trust Series 2004-10, Class 1A1 4.50%, 09/25/2019	62,613	63,884
MASTR Alternative Loans Trust Series 2004-5, Class 5A1 4.75%, 06/25/2019	53,567	54,201
MASTR Asset Securitization Trust Series 2003-10, Class 3A1 5.50%, 11/25/2033	135,475	143,563

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
MASTR Resecuritization Trust, PO Series 2005, Class 3 05/28/2035 - 144A	$ 114,455	$ 91,564
Merrill Lynch Mortgage Investors Trust
Series 2003-E, Class A1
0.79%, 10/25/2028 (C)	570,593	551,897
Series 2004-1, Class 2A1
2.14%, 12/25/2034 (C)	186,472	185,586
Series 2004-A, Class A1
0.63%, 04/25/2029 (C)	678,530	635,989
Merrill Lynch Mortgage Trust Series 2005-MCP1, Class ASB 4.67%, 06/12/2043 (C)	55,196	55,476
Morgan Stanley Capital I Trust
Series 2004-HQ4, Class A7
4.97%, 04/14/2040	103,770	105,039
Series 2011-C3, Class A3
4.05%, 07/15/2049	100,000	105,956
Morgan Stanley Re-REMIC Trust
Series 2011-IO, Class A
2.50%, 03/23/2051 - 144A	48,791	49,415
Series 2012-IO, Class AXA
1.00%, 03/27/2051 - 144A	272,154	272,137
Series 2012-XA, Class A
2.00%, 07/27/2049 - 144A	507,044	511,101
Series 2012-XA, Class B
0.25%, 07/27/2049 - 144A (D)	150,000	123,750
Morgan Stanley Re-REMIC Trust, PO Series 2009-IO, Class B 07/17/2056 - 144A	242,855	238,969
MortgageIT Trust Series 2005-1, Class 1A1 0.49%, 02/25/2035 (C)	69,075	65,827
N-Star Real Estate CDO, Ltd. Series 2013-1A, Class A 2.02%, 08/25/2029 - 144A (C)	343,000	343,322
Nomura Asset Acceptance Corp.
Series 2003-A1, Class A2
6.00%, 05/25/2033	12,554	12,795
Series 2003-A1, Class A5
7.00%, 04/25/2033	18,235	18,898
NorthStar Mortgage Trust Series 2012-1, Class A 1.37%, 08/25/2029 - 144A (C)	298,634	298,745
PHH Alternative Mortgage Trust, IO Series 2007-2, Class 2X 6.00%, 05/25/2037	355,906	72,029
RALI Trust
Series 2002-QS16, Class A3
16.28%, 10/25/2017 (C)	13,685	14,342
Series 2003-QS19, Class A1
5.75%, 10/25/2033	121,207	129,617
Series 2003-QS3, Class A2
16.14%, 02/25/2018 (C)	15,142	16,477
Series 2004-QS3, Class CB
5.00%, 03/25/2019	119,584	123,466
RAMP Trust
Series 2004-RS11, Class M1
0.79%, 11/25/2034 (C)	254,666	247,486
Series 2006-RZ1, Class A3
0.47%, 03/25/2036 (C)	269,677	254,001

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
RBSCF Trust Series 2013-SMV, Class A 3.26%, 03/11/2031 - 144A	$ 160,000	$ 146,569
RBSSP Resecuritization Trust Series 2010-9, Class 7A5 4.00%, 05/26/2037 - 144A (C)	130,912	133,783
RCMC LLC Series 2012-CRE1, Class A 5.62%, 11/15/2044 - 144A	223,721	223,925
RFMSI Trust, PO Series 2004-S6, Class 2A6 06/25/2034	24,068	20,788
Sequoia Mortgage Trust
Series 2003-1, Class 1A
0.93%, 04/20/2033 (C)	362,417	355,305
Series 2004-11, Class A1
0.47%, 12/20/2034 (C)	260,893	252,885
Series 2004-8, Class A1
0.87%, 09/20/2034 (C)	511,463	477,820
Series 2004-9, Class A1
0.51%, 10/20/2034 (C)	467,274	434,262
Springleaf Mortgage Loan Trust
Series 2011-1A, Class A1
4.05%, 01/25/2058 - 144A (C)	157,223	163,395
Series 2011-1A, Class A2
5.45%, 01/25/2058 - 144A (C)	300,000	325,125
Series 2012-1A, Class A
2.67%, 09/25/2057 - 144A (C)	132,592	135,484
Series 2012-1A, Class M3
6.00%, 09/25/2057 - 144A (C)	250,000	262,071
Series 2012-2A, Class A
2.22%, 10/25/2057 - 144A (C)	326,224	332,333
Series 2012-2A, Class M4
6.00%, 10/25/2057 - 144A (C)	300,000	314,683
Series 2012-3A, Class A
1.57%, 12/25/2059 - 144A (C)	432,194	430,492
Series 2012-3A, Class M1
2.66%, 12/25/2059 - 144A (C)	103,000	101,918
Series 2012-3A, Class M2
3.56%, 12/25/2059 - 144A (C)	165,000	161,561
Series 2013-1A, Class A
1.27%, 06/25/2058 - 144A (C)	367,466	366,544
Series 2013-1A, Class M1
2.31%, 06/25/2058 - 144A (C)	166,000	160,592
Series 2013-1A, Class M2
3.14%, 06/25/2058 - 144A (C)	108,000	105,025
Series 2013-1A, Class M3
3.79%, 06/25/2058 - 144A (C)	127,000	120,703
Series 2013-2A, Class A
1.78%, 12/25/2065 - 144A (C)	550,963	549,416
Series 2013-2A, Class M1
3.52%, 12/25/2065 - 144A (C)	125,000	122,925
Series 2013-3A, Class M1
3.79%, 09/25/2057 - 144A (C)	153,000	152,973
Structured Asset Mortgage Investments II Trust Series 2004-AR1, Class 1A1 0.87%, 03/19/2034 (C)	674,684	662,127
Structured Asset Mortgage Investments, Inc.
Series 2003-AR4, Class A1
0.87%, 01/19/2034 (C)	743,039	722,691

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Mortgage Investments, Inc. (continued)
Series 2004-AR5, Class 1A1
0.83%, 10/19/2034 (C)	$ 92,182	$ 87,681
Series 2005-AR5, Class A3
0.42%, 07/19/2035 (C)	338,217	331,053
Thornburg Mortgage Securities Trust Series 2004-4, Class 3A 1.98%, 12/25/2044 (C)	268,422	266,128
TIAA Seasoned Commercial Mortgage Trust Series 2007-C4, Class A3 5.57%, 08/15/2039 (C)	25,247	25,942
UBS-BAMLL Trust Series 2012-WRM, Class A 3.66%, 06/10/2030 - 144A	231,000	219,464
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A4
3.53%, 05/10/2063	130,000	128,500
Series 2013-C6, Class A4
3.24%, 04/10/2046	286,000	273,572
UBS-Barclays Commercial Mortgage Trust, IO Series 2012-C2, Class XA 1.79%, 05/10/2063 - 144A (C)	1,073,158	95,372
Vendee Mortgage Trust Series 1997-1, Class 2Z 7.50%, 02/15/2027	624,820	735,826
Vericrest Opportunity Loan Transferee Series 2013-1A, Class A 3.11%, 11/25/2050 - 144A (C)	539,391	543,274
VFC LLC Series 2013-1, Class A 3.13%, 03/20/2026 - 144A	198,577	199,752
VNO Mortgage Trust
Series 2012-6AVE, Class A
3.00%, 11/15/2030 - 144A	194,235	181,116
Series 2013-PENN, Class A
3.81%, 12/13/2029 - 144A	400,000	408,928
VOLT NPL X LLC Series 2013-NPL4, Class A1 3.96%, 11/25/2053 (C)	166,736	166,788
Wachovia Bank Commercial Mortgage Trust Series 2005-C22, Class A4 5.29%, 12/15/2044 (C)	300,000	319,350
Wachovia Bank Commercial Mortgage Trust, IO Series 2006-C24, Class XC 0.10%, 03/15/2045 - 144A (C)	13,884,196	43,846
WaMu Mortgage Pass-Through Certificates
Series 2003-AR11, Class A6
2.45%, 10/25/2033 (C)	230,685	231,994
Series 2003-AR6, Class A1
2.44%, 06/25/2033 (C)	82,731	83,793
Series 2003-S3, Class 1A4
5.50%, 06/25/2033	123,661	125,500
Series 2003-S9, Class A8
5.25%, 10/25/2033	141,213	146,243
Series 2004-AR3, Class A2
2.45%, 06/25/2034 (C)	42,896	43,111
Series 2005-4, Class CB7
5.50%, 06/25/2035	306,574	282,779

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates, IO
Series 2005-2, Class 1A4
4.89%, 04/25/2035 (C)	$ 1,004,392	$ 141,925
Series 2005-3, Class CX
5.50%, 05/25/2035	335,803	90,305
WaMu Mortgage Pass-Through Certificates, PO Series 2003-MS7, Class P 03/25/2033	19,559	14,495
Wells Fargo Commercial Mortgage Trust Series 2013-120B, Class A 2.71%, 03/18/2028 - 144A (C)	400,000	386,419
Wells Fargo Mortgage Backed Securities Trust
Series 2003-G, Class A1
2.49%, 06/25/2033 (C)	186,438	187,511
Series 2003-K, Class 1A1
2.49%, 11/25/2033 (C)	33,061	33,461
Series 2004-BB, Class A4
2.62%, 01/25/2035 (C)	5,005	5,004
Series 2004-EE, Class 3A1
2.70%, 12/25/2034 (C)	45,653	45,822
Series 2004-I, Class 1A1
2.65%, 07/25/2034 (C)	195,021	194,828
Series 2004-P, Class 2A1
2.61%, 09/25/2034 (C)	263,860	266,360
Series 2004-V, Class 1A1
2.63%, 10/25/2034 (C)	86,351	88,531
Series 2005-AR8, Class 2A1
2.66%, 06/25/2035 (C)	63,536	64,394
Wells Fargo Mortgage Loan Trust Series 2012-RR1, Class A1 2.85%, 08/27/2037 - 144A (C)	303,682	305,172
Wells Fargo Re-REMIC Trust Series 2012-IO, Class A 1.75%, 08/20/2021 - 144A	309,396	307,539

Total Mortgage-Backed Securities (cost $39,171,364)		39,910,806

ASSET-BACKED SECURITIES - 6.2%
Academic Loan Funding Trust Series 2012-1A, Class A1 0.97%, 12/27/2022 - 144A (C)	152,907	154,274
Ally Auto Receivables Trust
Series 2012-1, Class A3
0.93%, 02/16/2016 (C)	70,426	70,618
Series 2012-3, Class A3
0.85%, 08/15/2016 - 144A	69,000	69,187
Series 2012-4, Class A2
0.48%, 05/15/2015	71,950	71,962
Series 2012-5, Class A2
0.45%, 07/15/2015	135,013	135,046
Series 2013-2, Class A4
1.24%, 11/15/2018	75,000	74,565
American Credit Acceptance Receivables Trust
Series 2012-1, Class A2
3.04%, 10/15/2015 - 144A	9,813	9,833
Series 2012-2, Class A
1.89%, 07/15/2016 - 144A	115,613	115,987

	Principal	Value
ASSET-BACKED SECURITIES (continued)
American Credit Acceptance Receivables Trust (continued)
Series 2012-3, Class A
1.64%, 11/15/2016 - 144A	$ 104,105	$ 104,305
Series 2013-1, Class A
1.45%, 04/16/2018 - 144A	182,697	182,516
Series 2013-2, Class A
1.32%, 02/15/2017 - 144A	240,927	240,984
AmeriCredit Automobile Receivables Trust
Series 2011-4, Class A3
1.17%, 05/09/2016	145,171	145,371
Series 2011-5, Class A3
1.55%, 07/08/2016	125,456	125,825
Series 2012-1, Class A2
0.91%, 10/08/2015	2,653	2,653
Series 2012-2, Class A3
1.05%, 10/11/2016	49,000	49,146
Series 2012-3, Class A2
0.71%, 12/08/2015	41,500	41,510
Series 2012-3, Class A3
0.96%, 01/09/2017	100,000	100,353
Series 2012-4, Class A2
0.49%, 04/08/2016	44,212	44,199
Series 2012-5, Class A2
0.51%, 01/08/2016	63,380	63,357
Series 2012-5, Class A3
0.62%, 06/08/2017	48,000	47,981
Series 2013-1, Class A2
0.49%, 06/08/2016	85,457	85,420
Series 2013-1, Class A3
0.61%, 10/10/2017	53,000	52,907
Series 2013-5, Class A3
0.90%, 09/10/2018	78,644	78,616
Ascentium Equipment Receivables LLC Series 2012-1A, Class A 1.83%, 09/15/2019 - 144A	63,079	63,020
AXIS Equipment Finance Receivables II LLC Series 2013-1A, Class A 1.75%, 03/20/2017 - 144A	354,763	356,542
Bank of America Auto Trust Series 2012-1, Class A3 0.78%, 06/15/2016	91,591	91,801
BMW Vehicle Lease Trust
Series 2012-1, Class A3
0.75%, 02/20/2015	65,601	65,644
Series 2013-1, Class A2
0.40%, 01/20/2015	137,527	137,504
Series 2013-1, Class A3
0.54%, 09/21/2015	119,000	119,038
BXG Receivables Note Trust Series 2012-A, Class A 2.66%, 12/02/2027 - 144A	125,193	123,558
California Republic Auto Receivables Trust Series 2012-1, Class A 1.18%, 08/15/2017 - 144A	145,877	145,691
Capital Auto Receivables Asset Trust Series 2013-1, Class A2 0.62%, 07/20/2016	141,000	140,974
Carfinance Capital Auto Trust Series 2013-2A, Class A 1.75%, 11/15/2017 - 144A	80,544	80,542

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
ASSET-BACKED SECURITIES (continued)
CarMax Auto Owner Trust
Series 2011-1, Class A3
1.29%, 09/15/2015	$ 13,707	$ 13,720
Series 2011-1, Class A4
2.16%, 09/15/2016	130,000	131,677
Series 2011-3, Class A3
1.07%, 06/15/2016	177,127	177,629
Series 2012-3, Class A2
0.43%, 09/15/2015	82,246	82,241
Series 2013-1, Class A3
0.60%, 10/16/2017	181,000	180,907
Series 2013-4, Class A3
0.80%, 07/16/2018	92,000	91,862
Series 2013-4, Class A4
1.28%, 05/15/2019	83,000	82,435
CarNow Auto Receivables Trust Series 2013-1A, Class A 1.16%, 10/16/2017 - 144A	117,233	117,176
Chase Funding Mortgage Loan Asset-Backed Certificates Series 2003-6, Class 1A7 4.28%, 11/25/2034 (C)	97,940	98,930
CNH Equipment Trust
Series 2012-A, Class A3
0.94%, 05/15/2017	71,003	71,184
Series 2012-C, Class A2
0.44%, 02/16/2016	135,861	135,862
Concord Funding Co. LLC
Series 2012-2, Class A
3.15%, 01/15/2017 - 144A	350,000	350,000
Series 2013-1, Class A
2.42%, 02/15/2015 - 144A	200,000	195,000
CPS Auto Trust
Series 2011-C, Class A
4.21%, 03/15/2019 - 144A	69,692	71,375
Series 2012-A, Class A
2.78%, 06/17/2019 - 144A	38,281	38,620
Series 2012-B, Class A
2.52%, 09/16/2019 - 144A	235,343	236,608
Series 2012-C, Class A
1.82%, 12/16/2019 - 144A	140,625	139,987
Series 2012-D, Class A
1.48%, 03/16/2020 - 144A	70,656	69,908
Series 2013-A, Class A
1.31%, 06/15/2020 - 144A	154,994	152,531
Series 2013-D, Class A
1.54%, 07/16/2018 - 144A	631,000	630,476
Credit Acceptance Auto Loan Trust Series 2012-2A, Class A 1.52%, 03/16/2020 - 144A	272,000	272,764
CVS Pass-Through Trust 5.93%, 01/10/2034 - 144A	65,898	71,820
DT Auto Owner Trust Series 2012-2A, Class A 0.91%, 11/16/2015 - 144A	9,277	9,277
Exeter Automobile Receivables Trust
Series 2012-2A, Class A
1.30%, 06/15/2017 - 144A	116,594	116,817
Series 2013-1A, Class A
1.29%, 10/16/2017 - 144A	69,779	69,910

	Principal	Value
ASSET-BACKED SECURITIES (continued)
First Investors Auto Owner Trust
Series 2012-2A, Class A2
1.47%, 05/15/2018 - 144A	$ 112,087	$ 112,671
Series 2013-1A, Class A2
0.90%, 10/15/2018 - 144A	92,423	92,465
Flagship Credit Auto Trust
Series 2013-1, Class A
1.32%, 04/16/2018 - 144A	256,244	255,825
Series 2013-2, Class A
1.94%, 01/15/2019 - 144A	284,562	284,539
Ford Credit Auto Owner Trust
Series 2012-A, Class A3
0.84%, 08/15/2016	156,234	156,555
Series 2012-B, Class A3
0.72%, 12/15/2016	85,656	85,795
Series 2012-D, Class A2
0.40%, 09/15/2015	34,393	34,397
Series 2012-D, Class A3
0.51%, 04/15/2017	100,000	100,110
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A2 0.55%, 01/15/2018 (C)	168,000	168,207
GE Equipment Midticket LLC
Series 2012-1, Class A2
0.47%, 01/22/2015	105,439	105,450
Series 2012-1, Class A3
0.60%, 05/23/2016	400,000	399,782
Series 2012-1, Class A4
0.78%, 09/22/2020	150,000	149,892
GE Equipment Transportation LLC Series 2012-2, Class A2 0.47%, 04/24/2015	38,615	38,610
HLSS Servicer Advance Receivables Backed Notes
Series 2012-T2, Class A2
1.99%, 10/15/2045 - 144A	195,000	196,287
Series 2013-T1, Class A1
0.90%, 01/15/2044 - 144A	321,000	321,000
Series 2013-T1, Class A2
1.50%, 01/16/2046 - 144A	270,000	269,001
Series 2013-T1, Class B2
1.74%, 01/16/2046 - 144A	124,000	124,161
Series 2013-T2, Class A2
1.15%, 05/16/2044 - 144A	166,000	165,137
Series 2013-T7, Class A7
1.98%, 11/15/2046 - 144A	357,000	356,393
Honda Auto Receivables Owner Trust
Series 2011-1, Class A4
1.80%, 04/17/2017	62,435	62,705
Series 2012-2, Class A3
0.70%, 02/16/2016 (C)	83,000	83,166
Series 2013-1, Class A2
0.35%, 06/22/2015	160,291	160,291
Huntington Auto Trust
Series 2011-1A, Class A3
1.01%, 01/15/2016 - 144A	85,007	85,212
Series 2011-1A, Class A4
1.31%, 11/15/2016 - 144A	200,000	201,791
Series 2012-1, Class A3
0.81%, 09/15/2016	81,684	81,885

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Huntington Auto Trust (continued)
Series 2012-2, Class A2
0.38%, 09/15/2015	$ 95,940	$ 95,946
Hyundai Auto Receivables Trust
Series 2010-B, Class A4
1.63%, 03/15/2017	63,106	63,676
Series 2012-B, Class A3
0.62%, 09/15/2016	117,905	118,067
Series 2013-A, Class A2
0.40%, 12/15/2015	208,961	208,972
Series 2013-A, Class A3
0.56%, 07/17/2017	254,000	254,016
John Deere Owner Trust
Series 2011-A, Class A3
1.29%, 01/15/2016	5,512	5,517
Series 2012-B, Class A2
0.43%, 02/17/2015	50,495	50,497
Series 2012-B, Class A4
0.69%, 01/15/2019	182,000	181,486
KGS Alpha SBA Coof Trust, IO 1.80%, 03/25/2039	2,286,626	133,267
Kondaur Mortgage Asset Trust Series 2013-1, Class A 4.46%, 08/25/2052 - 144A (C)	874,087	922,435
Lake Country Mortgage Loan Trust Series 2006-HE1, Class A3 0.52%, 07/25/2034 - 144A (C)	55,837	55,462
LV Tower 52 Issuer LLC Series 2013-1, Class A 5.50%, 06/15/2018	904,277	904,409
Macquarie Equipment Funding Trust Series 2012-A, Class A2 0.61%, 04/20/2015 - 144A	261,867	261,303
Madison Avenue Manufactured Housing Contract Series 2002-A, Class M2 2.42%, 03/25/2032 (C)	188,653	188,483
Mercedes-Benz Auto Receivables Trust Series 2012-1, Class A2 0.37%, 03/16/2015	26,168	26,170
MMCA Automobile Trust Series 2012-A, Class A4 1.57%, 08/15/2017 - 144A	300,000	301,607
Nationstar Agency Advance Funding Trust
Series T1A, Class AT1
1.00%, 02/15/2045 - 144A	169,000	168,103
Series T2A, Class AT2
1.89%, 02/18/2048 - 144A	100,000	97,461
Nationstar Mortgage Advance Receivables Trust Series 2013-T2A, Class A2 1.68%, 06/20/2046 - 144A	250,000	249,620
Newcastle Investment Trust Series 2011-MH1, Class A 2.45%, 12/10/2033 - 144A	16,637	16,798
Nissan Auto Lease Trust Series 2012-B, Class A2A 0.45%, 06/15/2015	93,986	93,976

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Nissan Auto Receivables Owner Trust
Series 2010-A, Class A4
1.31%, 09/15/2016	$ 31,813	$ 31,870
Series 2013-A, Class A2
0.37%, 09/15/2015	101,008	101,021
Normandy Mortgage Loan Trust Series 2013-NPL3, Class A 4.95%, 09/16/2043 - 144A (C)	996,106	996,106
NYMT Residential, LLC
Series 2012-RP1A
4.25%, 12/25/2017 - 144A (C)	400,000	400,000
Series 2013-RP3A
4.85%, 09/25/2018 (C)	394,000	394,000
Park Place Securities, Inc. Series 2004-MCW1, Class M1 1.10%, 10/25/2034 (C)	280,932	279,043
PennyMac Loan Trust Series 2012-NPL1, Class A 3.42%, 05/28/2052 - 144A (C)	72,815	72,468
RBSHD Trust Series 2013-1A, Class A 4.69%, 10/25/2047 - 144A (C)	500,000	502,120
Real Estate Asset Trust Series 2013-1A, Class A1 3.23%, 05/25/2052 - 144A (C)	326,205	326,205
Residential Credit Solutions Trust Series 2011-1, Class A1 6.00%, 03/25/2041 - 144A	74,963	76,463
RMAT Series 2012-1A, Class A1 2.73%, 08/26/2052 - 144A (C)	134,543	135,181
Santander Drive Auto Receivables Trust
Series 2010-A, Class A4
2.39%, 06/15/2017 - 144A	100,000	100,763
Series 2011-1, Class B
2.35%, 11/16/2015	178,150	178,958
Series 2011-S2A, Class B
2.06%, 06/15/2017 - 144A	8,335	8,336
Series 2011-S2A, Class D
3.35%, 06/15/2017 - 144A	922	924
Series 2012-1, Class A3
1.49%, 10/15/2015	33,130	33,180
Series 2012-2, Class A2
0.91%, 05/15/2015	95	95
Series 2012-2, Class A3
1.22%, 12/15/2015	53,000	53,082
Series 2012-3, Class A3
1.08%, 04/15/2016	28,464	28,517
Series 2012-5, Class A2
0.57%, 12/15/2015	18,027	18,029
Series 2012-5, Class A3
0.83%, 12/15/2016	60,000	60,012
Series 2012-6, Class A2
0.47%, 09/15/2015	89,215	89,211
Series 2012-6, Class A3
0.62%, 07/15/2016	44,000	44,023
Series 2013-1, Class A2
0.48%, 02/16/2016	135,438	135,433

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Saxon Asset Securities Trust Series 2003-1, Class AF6 4.80%, 06/25/2033 (C)	$ 50,073	$ 50,781
Securitized Asset Backed Receivables LLC Series 2006-CB1, Class AF2 3.64%, 01/25/2036 (C)	28,278	17,737
SNAAC Auto Receivables Trust
Series 2012-1A, Class A
1.78%, 06/15/2016 - 144A	11,912	11,927
Series 2013-1A, Class A
1.14%, 07/16/2018 - 144A	59,845	59,797
SpringCastle America Funding LLC Series 2013-1A, Class A 3.75%, 04/03/2021 - 144A	564,898	566,310
Springleaf Funding Trust
Series 2013-AA, Class A
2.58%, 09/15/2021 - 144A	1,000,000	998,545
Series 2013-BA, Class A
3.92%, 01/16/2023 - 144A	400,000	406,000
Stanwich Mortgage Loan Trust
Series 2012-NPL4, Class A
2.98%, 09/15/2042 - 144A	232,120	232,971
Series 2012-NPL5, Class A
2.98%, 10/18/2042 - 144A	242,330	242,209
Series 2013-NPL1, Class A
2.98%, 02/16/2043 - 144A	368,235	371,795
Series 2013-NPL2, Class A
3.23%, 04/16/2059 - 144A	365,238	359,726
Station Place Securitization Trust 1.00%, 02/25/2015	500,000	500,000
Structured Asset Investment Loan Trust Series 2005-5, Class A9 0.57%, 06/25/2035 (C)	8,494	8,490
Structured Asset Securities Corp.
Series 2003-29, Class 1A1
4.75%, 09/25/2018	144,563	147,857
Series 2003-33H, Class 1A1
5.50%, 10/25/2033	122,932	125,776
Series 2005-6, Class 4A1
5.00%, 05/25/2035	23,334	23,468
Trafigura Securitisation Finance PLC Series 2012-1A, Class A 2.57%, 10/15/2015 - 144A (C)	321,000	325,414
United Auto Credit Securitization Trust Series 2012-1, Class A2 1.10%, 03/16/2015 - 144A	33,249	33,246
USAA Auto Owner Trust Series 2012-1, Class A2 0.38%, 06/15/2015	9,583	9,581
Vericrest Opportunity Loan Transferee
Series 2013-NPL6, Class A1
3.63%, 03/25/2054 - 144A (C)	500,000	497,835
Series 2013-NPL7, Class A1
3.63%, 11/25/2053 - 144A (C)	420,000	418,425
Series 2013-RLF1, Class A1
4.21%, 04/25/2052 - 144A (C)	296,856	296,990
Volkswagen Auto Lease Trust Series 2012-A, Class A3 0.87%, 07/20/2015	158,069	158,420

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Volkswagen Auto Loan Enhanced Trust Series 2012-1, Class A3 0.85%, 08/22/2016	$ 237,818	$ 238,483
VOLT NPL IX LLC Series 2013-NPL3, Class A1 4.25%, 04/25/2053 - 144A (C)	446,816	446,282
VOLT XIX LLC Series 2013-NPL5, Class A1 3.63%, 04/25/2055 - 144A (C)	436,831	435,156
Westgate Resorts LLC
Series 2012-1, Class A
4.50%, 09/20/2025 - 144A	167,506	169,757
Series 2012-2A, Class A
3.00%, 01/20/2025 - 144A	228,829	230,616
Series 2012-3A, Class A
2.50%, 03/20/2025 - 144A	164,944	165,614
World Omni Auto Receivables Trust
Series 2012-A, Class A2
0.52%, 06/15/2015	23,367	23,371
Series 2012-A, Class A3
0.64%, 02/15/2017	102,000	102,202
Series 2012-B, Class A2
0.43%, 11/16/2015	104,407	104,416
Series 2013-B, Class A3
0.83%, 08/15/2018	146,000	145,953
Series 2013-B, Class A4
1.32%, 01/15/2020	79,000	78,455
World Omni Automobile Lease Securitization Trust
Series 2012-A, Class A2
0.71%, 01/15/2015	11,295	11,298
Series 2012-A, Class A3
0.93%, 11/16/2015	45,000	45,122

Total Asset-Backed Securities (cost $27,513,843)		27,613,308

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.2%
City of Los Angeles Department of Airports (Revenue Bonds) 6.58%, 05/15/2039	65,000	75,332
Ohio State University (Revenue Bonds) 4.80%, 06/01/2111	130,000	113,122
Port Authority of New York & New Jersey (Revenue Bonds)
4.46%, 10/01/2062	280,000	237,395
Series B
5.65%, 11/01/2040	100,000	109,024
State of Illinois (General Obligation Unlimited) 5.10%, 06/01/2033	200,000	186,360

Total Municipal Government Obligations (cost $793,288)		721,233

CORPORATE DEBT SECURITIES - 15.8%
Aerospace & Defense - 0.1%
BAE Systems Holdings, Inc. 6.38%, 06/01/2019 - 144A	30,000	34,719
BAE Systems PLC 5.80%, 10/11/2041 - 144A	92,000	95,297

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Aerospace & Defense (continued)
Boeing Co. 7.95%, 08/15/2024	$ 30,000	$ 40,026
EADS Finance BV 2.70%, 04/17/2023 - 144A	43,000	39,435
Lockheed Martin Corp. 4.07%, 12/15/2042	57,000	49,842
Northrop Grumman Systems Corp. 7.75%, 02/15/2031	40,000	51,014
Precision Castparts Corp. 0.70%, 12/20/2015	32,000	32,004
United Technologies Corp.
1.80%, 06/01/2017	27,000	27,416
3.10%, 06/01/2022	64,000	62,578
4.50%, 06/01/2042	86,000	83,513
Air Freight & Logistics - 0.0% (E)
United Parcel Service of America, Inc.
8.38%, 04/01/2020	35,000	45,277
8.38%, 04/01/2030 (F)	55,000	74,236
United Parcel Service, Inc. 2.45%, 10/01/2022	29,000	26,649
Airlines - 0.1%
Air Canada Pass-Through Trust 4.13%, 05/15/2025 - 144A	53,000	51,675
American Airlines Pass-Through Trust 4.95%, 01/15/2023 - 144A	200,000	208,500
Continental Airlines Pass-Through Trust
4.00%, 10/29/2024 (A)	32,000	31,840
5.98%, 04/19/2022	42,998	46,975
Delta Air Lines, Inc., Pass-Through Trust
4.75%, 05/07/2020	99,502	106,468
5.30%, 04/15/2019	19,832	21,617
Auto Components - 0.0% (E)
Johnson Controls, Inc.
3.75%, 12/01/2021 (A)	66,000	65,526
5.25%, 12/01/2041	100,000	97,215
Automobiles - 0.2%
Daimler Finance North America LLC
1.65%, 04/10/2015 - 144A (A)	150,000	151,162
2.38%, 08/01/2018 - 144A	151,000	150,666
2.63%, 09/15/2016 - 144A	150,000	155,115
2.95%, 01/11/2017 - 144A	150,000	154,890
Nissan Motor Acceptance Corp. 1.80%, 03/15/2018 - 144A	97,000	94,701
Beverages - 0.2%
Anheuser-Busch InBev Worldwide, Inc. 7.75%, 01/15/2019	165,000	206,029
Diageo Capital PLC
1.50%, 05/11/2017	38,000	37,918
4.83%, 07/15/2020	25,000	27,684
Diageo Investment Corp. 8.00%, 09/15/2022	100,000	130,289
FBG Finance Pty, Ltd. 5.13%, 06/15/2015 - 144A	75,000	79,572
Heineken NV 1.40%, 10/01/2017 - 144A (A)	40,000	39,243
PepsiCo, Inc.
0.45%, 02/26/2016 (C)	45,000	45,030
0.80%, 08/25/2014	10,000	10,025
1.25%, 08/13/2017	180,000	178,072
3.00%, 08/25/2021	20,000	19,723
7.90%, 11/01/2018	5,000	6,250

	Principal	Value
Biotechnology - 0.1%
Amgen, Inc.
3.88%, 11/15/2021	$ 100,000	$ 102,719
4.50%, 03/15/2020	12,000	12,867
5.15%, 11/15/2041	200,000	199,257
5.65%, 06/15/2042	25,000	26,476
5.70%, 02/01/2019	50,000	57,620
5.75%, 03/15/2040	41,000	43,928
Celgene Corp. 3.25%, 08/15/2022	147,000	139,173
Capital Markets - 1.2%
Ameriprise Financial, Inc. 4.00%, 10/15/2023	200,000	199,407
Bank of New York Mellon Corp. 3.55%, 09/23/2021 (A)	90,000	92,083
Bank of New York Mellon Corp., Series MTN
1.20%, 02/20/2015	45,000	45,346
2.40%, 01/17/2017 (A)	149,000	152,492
2.95%, 06/18/2015 (A)	60,000	62,112
4.60%, 01/15/2020	30,000	32,329
BlackRock, Inc.
3.38%, 06/01/2022	120,000	118,691
6.25%, 09/15/2017 (A)	100,000	116,027
Charles Schwab Corp. 3.23%, 09/01/2022	20,000	19,249
Credit Suisse USA, Inc.
4.88%, 01/15/2015	300,000	313,434
5.13%, 08/15/2015	125,000	133,951
Goldman Sachs Group, Inc.
2.90%, 07/19/2018	95,000	96,679
3.30%, 05/03/2015	300,000	309,098
3.63%, 02/07/2016	20,000	20,990
3.63%, 01/22/2023 (A)	75,000	72,626
5.15%, 01/15/2014	50,000	50,076
5.25%, 07/27/2021	53,000	58,027
5.75%, 01/24/2022	120,000	135,083
5.95%, 01/18/2018	70,000	79,586
6.15%, 04/01/2018	150,000	172,002
6.25%, 09/01/2017	175,000	200,350
Goldman Sachs Group, Inc., Series MTN
1.60%, 11/23/2015	133,000	134,429
3.70%, 08/01/2015	20,000	20,826
5.38%, 03/15/2020	125,000	139,016
6.00%, 06/15/2020	188,000	215,556
7.50%, 02/15/2019	460,000	560,266
Macquarie Group, Ltd.
6.00%, 01/14/2020 - 144A	100,000	110,454
6.25%, 01/14/2021 - 144A	100,000	110,536
7.30%, 08/01/2014 - 144A	75,000	77,746
7.63%, 08/13/2019 - 144A	75,000	89,821
Morgan Stanley
1.75%, 02/25/2016	71,000	71,953
5.75%, 01/25/2021	100,000	113,126
Morgan Stanley, Series MTN
5.00%, 11/24/2025	124,000	124,371
5.50%, 07/24/2020 - 07/28/2021	163,000	182,275
5.63%, 09/23/2019	200,000	227,337
7.30%, 05/13/2019	200,000	242,882

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Capital Markets (continued)
Nomura Holdings, Inc. 5.00%, 03/04/2015	$ 75,000	$ 78,352
State Street Corp.
3.10%, 05/15/2023	48,000	44,631
3.70%, 11/20/2023	231,000	229,184
Chemicals - 0.3%
Dow Chemical Co.
3.00%, 11/15/2022	81,000	75,544
4.13%, 11/15/2021	61,000	63,011
4.25%, 11/15/2020	38,000	40,475
5.25%, 11/15/2041	45,000	44,834
E.I. du Pont de Nemours & Co.
1.95%, 01/15/2016	58,000	59,184
4.90%, 01/15/2041 (A)	25,000	24,650
6.00%, 07/15/2018	150,000	174,140
Ecolab, Inc. 1.45%, 12/08/2017	56,000	54,724
Mosaic Co.
3.75%, 11/15/2021	31,000	30,345
4.25%, 11/15/2023	142,000	140,239
4.88%, 11/15/2041	8,000	7,244
5.45%, 11/15/2033	91,000	92,715
5.63%, 11/15/2043	42,000	42,608
PPG Industries, Inc. 6.65%, 03/15/2018	120,000	138,767
Praxair, Inc. 4.38%, 03/31/2014	75,000	75,722
Union Carbide Corp. 7.50%, 06/01/2025	175,000	202,654
Commercial Banks - 2.3%
ABN AMRO Bank NV 2.50%, 10/30/2018 - 144A	200,000	199,568
Australia & New Zealand Banking Group, Ltd. 2.40%, 11/23/2016 - 144A (A)	250,000	258,850
Australia & New Zealand Banking Group, Ltd., Series MTN 4.88%, 01/12/2021 - 144A	100,000	108,784
Bank of Montreal, Series MTN
1.40%, 09/11/2017	271,000	266,801
2.55%, 11/06/2022	85,000	77,709
Bank of Nova Scotia
1.65%, 10/29/2015 - 144A	100,000	101,960
2.55%, 01/12/2017 (A)	300,000	311,134
Barclays Bank PLC
2.25%, 05/10/2017 - 144A	200,000	206,100
2.75%, 02/23/2015	310,000	317,003
BB&T Corp. 4.90%, 06/30/2017	30,000	32,828
BB&T Corp., Series MTN
1.60%, 08/15/2017	131,000	129,831
3.95%, 04/29/2016	50,000	53,229
5.70%, 04/30/2014	50,000	50,862
6.85%, 04/30/2019	75,000	90,189
Canadian Imperial Bank of Commerce 0.90%, 10/01/2015	87,000	87,477
Commonwealth Bank of Australia 2.25%, 03/16/2017 - 144A	250,000	257,071
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.38%, 01/19/2017	34,000	35,798
4.50%, 01/11/2021	150,000	159,211

	Principal	Value
Commercial Banks (continued)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Series MTN 3.88%, 02/08/2022	$ 118,000	$ 118,643
Deutsche Bank AG
3.25%, 01/11/2016	100,000	104,586
6.00%, 09/01/2017	100,000	114,217
DNB Boligkreditt AS 2.10%, 10/14/2015 - 144A (A)	200,000	205,100
HSBC Bank PLC
1.63%, 07/07/2014 - 144A (A)	200,000	201,236
4.75%, 01/19/2021 - 144A	225,000	244,221
HSBC Holdings PLC
4.00%, 03/30/2022	107,000	109,980
4.88%, 01/14/2022 (A)	160,000	172,659
6.10%, 01/14/2042 (A)	150,000	178,700
HSBC USA, Inc.
1.63%, 01/16/2018 (A)	100,000	98,606
2.38%, 02/13/2015	200,000	204,073
ING Bank NV 3.75%, 03/07/2017 - 144A	200,000	210,644
Macquarie Bank, Ltd.
2.00%, 08/15/2016 - 144A	62,000	62,705
5.00%, 02/22/2017 - 144A	313,000	339,430
National Australia Bank, Ltd.
2.00%, 06/20/2017 - 144A	250,000	254,650
2.75%, 09/28/2015 - 144A	200,000	207,096
3.75%, 03/02/2015 - 144A	100,000	103,726
Nordea Bank AB
1.63%, 05/15/2018 - 144A	350,000	341,982
3.13%, 03/20/2017 - 144A	350,000	365,988
Oversea-Chinese Banking Corp., Ltd. 1.63%, 03/13/2015 - 144A	200,000	202,307
PNC Funding Corp.
3.30%, 03/08/2022 (A)	101,000	99,247
4.38%, 08/11/2020	67,000	71,628
5.13%, 02/08/2020	65,000	73,005
5.25%, 11/15/2015	25,000	26,847
5.63%, 02/01/2017	25,000	27,750
6.70%, 06/10/2019	50,000	60,059
Rabobank Nederland NV, Series MTN 2.13%, 10/13/2015	52,000	53,340
Royal Bank of Canada 2.00%, 10/01/2018	159,000	158,175
Royal Bank of Canada, Series MTN 2.20%, 07/27/2018	300,000	301,218
Stadshypotek AB 1.88%, 10/02/2019 - 144A (A)	250,000	240,950
Standard Chartered PLC 5.20%, 01/26/2024 - 144A (A)	200,000	199,599
Toronto-Dominion Bank 1.50%, 03/13/2017 - 144A	200,000	202,140
U.S. Bancorp, Series MTN
1.65%, 05/15/2017	96,000	96,202
2.88%, 11/20/2014	42,000	42,899
3.00%, 03/15/2022	83,000	80,259
4.13%, 05/24/2021	34,000	36,134
UBS AG 5.75%, 04/25/2018	100,000	114,805
Wachovia Bank NA 6.00%, 11/15/2017	250,000	288,475

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Commercial Banks (continued)
Wachovia Corp., Series MTN 5.75%, 02/01/2018	$ 475,000	$ 547,712
Wells Fargo & Co.
2.63%, 12/15/2016	274,000	286,956
3.68%, 06/15/2016 (F)	100,000	106,474
Wells Fargo & Co., Series MTN
3.50%, 03/08/2022	150,000	150,040
4.60%, 04/01/2021	50,000	54,811
Westpac Banking Corp. 2.45%, 11/28/2016 - 144A	250,000	259,325
Commercial Services & Supplies - 0.2%
ADT Corp.
3.50%, 07/15/2022	186,000	161,904
4.13%, 06/15/2023	29,000	25,738
4.88%, 07/15/2042	46,000	34,615
Eaton Corp.
1.50%, 11/02/2017	22,000	21,567
4.00%, 11/02/2032	21,000	19,287
7.63%, 04/01/2024	75,000	90,855
ERAC USA Finance LLC
2.25%, 01/10/2014 - 144A	20,000	20,006
2.75%, 03/15/2017 - 144A	48,000	49,372
4.50%, 08/16/2021 - 144A	36,000	37,517
5.63%, 03/15/2042 - 144A	59,000	60,260
6.70%, 06/01/2034 - 144A	82,000	91,021
Ingersoll-Rand Global Holding Co., Ltd. 4.25%, 06/15/2023 - 144A (A)	81,000	79,113
Republic Services, Inc. 3.55%, 06/01/2022	54,000	52,069
Waste Management, Inc. 7.38%, 03/11/2019	35,000	42,331
Communications Equipment - 0.0% (E)
Cisco Systems, Inc.
5.50%, 02/22/2016	50,000	55,007
5.90%, 02/15/2039	70,000	77,824
Computers & Peripherals - 0.2%
Apple, Inc.
0.49%, 05/03/2018 (C)	138,000	137,766
2.40%, 05/03/2023	256,000	230,198
Dell, Inc. 7.10%, 04/15/2028	25,000	22,000
EMC Corp.
1.88%, 06/01/2018	150,000	148,296
3.38%, 06/01/2023	150,000	144,120
Hewlett-Packard Co.
4.38%, 09/15/2021 (A)	24,000	24,438
4.75%, 06/02/2014	50,000	50,801
6.00%, 09/15/2041	113,000	113,218
Construction & Engineering - 0.0% (E)
ABB Finance USA, Inc.
1.63%, 05/08/2017	28,000	27,944
2.88%, 05/08/2022	29,000	27,403
4.38%, 05/08/2042	17,000	15,579
Fluor Corp. 3.38%, 09/15/2021	70,000	68,230
Consumer Finance - 0.5%
American Express Co. 7.00%, 03/19/2018	50,000	59,742

	Principal	Value
Consumer Finance (continued)
American Express Credit Corp., Series MTN
2.80%, 09/19/2016	$ 111,000	$ 115,982
5.13%, 08/25/2014	75,000	77,284
Capital One Bank USA NA 3.38%, 02/15/2023	300,000	278,904
Capital One Financial Corp.
1.00%, 11/06/2015	68,000	67,970
3.50%, 06/15/2023	121,000	113,584
7.38%, 05/23/2014	115,000	117,961
Caterpillar Financial Services Corp., Series MTN
1.00%, 11/25/2016	200,000	198,840
2.85%, 06/01/2022 (A)	46,000	43,753
7.05%, 10/01/2018	125,000	150,811
HSBC Finance Corp. 5.25%, 01/15/2014	100,000	100,166
John Deere Capital Corp.
1.20%, 10/10/2017	98,000	95,564
2.80%, 01/27/2023 (A)	73,000	68,215
John Deere Capital Corp., Series MTN
2.25%, 04/17/2019	40,000	39,915
3.15%, 10/15/2021	33,000	32,537
PACCAR Financial Corp., Series MTN 1.60%, 03/15/2017	53,000	52,924
Toyota Motor Credit Corp., Series MTN
2.00%, 09/15/2016 - 10/24/2018	330,000	336,406
2.05%, 01/12/2017 (A)	100,000	102,199
3.20%, 06/17/2015	58,000	60,317
Diversified Financial Services - 2.4%
American Honda Finance Corp.
1.60%, 02/16/2018 - 144A	213,000	209,761
2.13%, 10/10/2018	67,000	66,724
2.60%, 09/20/2016 - 144A	205,000	213,285
Bank of America Corp.
2.00%, 01/11/2018	300,000	299,468
4.10%, 07/24/2023	126,000	126,535
5.63%, 07/01/2020	170,000	194,261
5.75%, 12/01/2017	65,000	73,977
5.88%, 01/05/2021	70,000	80,457
7.63%, 06/01/2019	50,000	62,016
Bank of America Corp., Series MTN
3.30%, 01/11/2023	79,000	74,755
5.00%, 05/13/2021	340,000	371,543
5.65%, 05/01/2018	20,000	22,765
7.38%, 05/15/2014	100,000	102,489
Berkshire Hathaway, Inc.
3.40%, 01/31/2022	202,000	200,927
3.75%, 08/15/2021 (A)	134,000	138,158
Blackstone Holdings Finance Co., LLC 5.88%, 03/15/2021 - 144A	170,000	189,132
CDP Financial, Inc. 4.40%, 11/25/2019 - 144A	250,000	275,214
Citigroup, Inc.
1.25%, 01/15/2016	50,000	50,166
2.25%, 08/07/2015	300,000	306,233

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Diversified Financial Services (continued)
Citigroup, Inc. (continued)
3.38%, 03/01/2023	$ 58,000	$ 55,130
4.45%, 01/10/2017	425,000	460,615
4.50%, 01/14/2022 (A)	65,000	68,881
4.59%, 12/15/2015	66,000	70,529
4.75%, 05/19/2015	34,000	35,777
5.00%, 09/15/2014	400,000	411,394
5.38%, 08/09/2020	61,000	69,396
5.50%, 09/13/2025	115,000	121,123
5.88%, 01/30/2042	45,000	50,574
6.00%, 08/15/2017	300,000	341,928
6.01%, 01/15/2015	34,000	35,803
8.13%, 07/15/2039	50,000	70,134
8.50%, 05/22/2019	150,000	192,238
CME Group, Inc.
3.00%, 09/15/2022	125,000	118,040
5.30%, 09/15/2043	32,000	33,489
5.75%, 02/15/2014	110,000	110,645
Conoco Funding Co. 7.25%, 10/15/2031	25,000	32,286
ConocoPhillips Canada Funding Co. I 5.63%, 10/15/2016	100,000	111,887
Countrywide Financial Corp. 6.25%, 05/15/2016	75,000	82,762
Ford Motor Credit Co. LLC
2.88%, 10/01/2018 (A)	200,000	204,719
3.98%, 06/15/2016	200,000	212,680
Ford Motor Credit Co., LLC 3.00%, 06/12/2017	200,000	207,864
General Electric Capital Corp.
1.00%, 12/11/2015	17,000	17,136
1.63%, 07/02/2015	250,000	254,063
2.10%, 12/11/2019	20,000	19,446
2.25%, 11/09/2015	225,000	231,887
5.30%, 02/11/2021 (A)	25,000	27,966
5.90%, 05/13/2014	150,000	153,034
General Electric Capital Corp., Series MTN
1.60%, 11/20/2017 (A)	127,000	126,164
2.30%, 04/27/2017	75,000	77,090
3.15%, 09/07/2022	300,000	290,315
4.38%, 09/16/2020	50,000	54,189
4.63%, 01/07/2021	190,000	207,185
4.65%, 10/17/2021	200,000	217,890
5.50%, 01/08/2020	180,000	206,129
5.63%, 05/01/2018	445,000	511,024
6.75%, 03/15/2032	210,000	260,044
IntercontinentalExchange Group, Inc.
2.50%, 10/15/2018	38,000	38,280
4.00%, 10/15/2023	88,000	88,522
Invesco Finance PLC 4.00%, 01/30/2024	71,000	70,374
Jefferies Group LLC
6.45%, 06/08/2027	75,000	77,930
8.50%, 07/15/2019	180,000	219,600
MassMutual Global Funding II
2.00%, 04/05/2017 - 144A	200,000	200,588
2.50%, 10/17/2022 - 144A	100,000	90,320

	Principal	Value
Diversified Financial Services (continued)
Merrill Lynch & Co., Inc., Series MTN
5.45%, 07/15/2014	$ 235,000	$ 241,100
6.40%, 08/28/2017	395,000	455,398
6.88%, 04/25/2018	60,000	70,942
Murray Street Investment Trust I 4.65%, 03/09/2017 (F)	100,000	107,689
National Rural Utilities Cooperative Finance Corp. 4.75%, 03/01/2014	56,000	56,400
Principal Life Global Funding I 5.05%, 03/15/2015 - 144A	100,000	104,862
Diversified Telecommunication Services - 1.0%
AT&T, Inc.
0.80%, 12/01/2015	45,000	44,886
0.90%, 02/12/2016	207,000	205,948
1.40%, 12/01/2017	30,000	29,575
3.88%, 08/15/2021	75,000	75,982
4.30%, 12/15/2042	373,000	316,393
4.35%, 06/15/2045	49,000	41,483
4.45%, 05/15/2021	50,000	52,641
5.35%, 09/01/2040	113,000	111,806
5.50%, 02/01/2018	75,000	84,426
6.30%, 01/15/2038	50,000	55,262
BellSouth Corp. 5.20%, 09/15/2014	105,000	108,424
BellSouth Telecommunications LLC 6.30%, 12/15/2015	16,414	17,210
British Telecommunications PLC 9.63%, 12/15/2030	150,000	223,837
Centel Capital Corp. 9.00%, 10/15/2019	40,000	47,424
CenturyLink, Inc.
6.45%, 06/15/2021	90,000	93,600
7.60%, 09/15/2039 (A)	50,000	44,500
Deutsche Telekom International Finance BV
2.25%, 03/06/2017 - 144A	150,000	152,137
4.88%, 07/08/2014	75,000	76,594
8.75%, 06/15/2030	75,000	105,809
GTE Corp. 6.84%, 04/15/2018	300,000	349,427
GTP Acquisition Partners I LLC 4.35%, 06/15/2016 - 144A	102,000	107,351
Nippon Telegraph & Telephone Corp. 1.40%, 07/18/2017	27,000	26,675
Orange SA
2.75%, 09/14/2016	70,000	72,691
8.75%, 03/01/2031	125,000	172,584
Qwest Corp. 6.75%, 12/01/2021	148,000	162,055
Telefonica Emisiones SAU
3.19%, 04/27/2018	150,000	152,763
5.88%, 07/15/2019	40,000	44,604
Verizon Communications, Inc.
2.50%, 09/15/2016	40,000	41,361
4.50%, 09/15/2020	229,000	245,160
6.40%, 09/15/2033 - 02/15/2038	353,000	403,278
7.75%, 12/01/2030	100,000	127,724
Verizon Global Funding Corp. 5.85%, 09/15/2035	25,000	26,542

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Diversified Telecommunication Services (continued)
Verizon Pennsylvania LLC
6.00%, 12/01/2028	$ 100,000	$ 98,488
8.35%, 12/15/2030	400,000	475,559
8.75%, 08/15/2031	150,000	185,353
Electric Utilities - 1.0%
Alabama Power Co. 6.13%, 05/15/2038	11,000	13,000
American Electric Power Co., Inc. 1.65%, 12/15/2017	32,000	31,354
Appalachian Power Co. 6.70%, 08/15/2037	50,000	57,913
Arizona Public Service Co. 4.50%, 04/01/2042	28,000	26,811
Baltimore Gas & Electric Co. 2.80%, 08/15/2022	95,000	88,433
Cleveland Electric Illuminating Co. 7.88%, 11/01/2017	50,000	60,010
DTE Electric Co. 2.65%, 06/15/2022	20,000	18,757
Duke Energy Carolinas LLC
4.25%, 12/15/2041	21,000	19,554
6.00%, 01/15/2038	48,000	56,582
Duke Energy Indiana, Inc.
3.75%, 07/15/2020	100,000	103,662
6.35%, 08/15/2038 (A)	80,000	97,462
Duke Energy Progress, Inc.
2.80%, 05/15/2022	48,000	45,729
3.00%, 09/15/2021	55,000	53,863
4.10%, 05/15/2042 - 03/15/2043	107,000	98,725
5.30%, 01/15/2019	70,000	79,619
Florida Power & Light Co.
5.95%, 10/01/2033 (A)	250,000	294,361
5.95%, 02/01/2038	50,000	58,591
Hydro-Quebec 9.40%, 02/01/2021	250,000	334,572
Indiana Michigan Power Co.
3.20%, 03/15/2023	125,000	116,849
7.00%, 03/15/2019	30,000	35,679
Jersey Central Power & Light Co. 7.35%, 02/01/2019	15,000	17,714
John Sevier Combined Cycle Generation LLC 4.63%, 01/15/2042	67,657	66,270
Kansas City Power & Light Co.
3.15%, 03/15/2023	71,000	65,841
5.30%, 10/01/2041	100,000	100,065
Nevada Power Co.
5.38%, 09/15/2040	12,000	12,852
5.45%, 05/15/2041	50,000	54,158
6.50%, 08/01/2018	50,000	59,203
NextEra Energy Capital Holdings, Inc.
1.20%, 06/01/2015	29,000	29,149
6.00%, 03/01/2019	25,000	28,322
7.88%, 12/15/2015	30,000	33,908
Niagara Mohawk Power Corp. 4.88%, 08/15/2019 - 144A	40,000	44,218
NiSource Finance Corp. 5.80%, 02/01/2042	118,000	122,734
Ohio Power Co.
5.38%, 10/01/2021	50,000	55,785
6.05%, 05/01/2018	30,000	34,294

	Principal	Value
Electric Utilities (continued)
Oncor Electric Delivery Co., LLC
6.80%, 09/01/2018	$ 65,000	$ 76,390
7.00%, 09/01/2022	50,000	59,649
Pacific Gas & Electric Co.
2.45%, 08/15/2022	68,000	61,047
3.25%, 06/15/2023	50,000	47,429
4.45%, 04/15/2042 (A)	17,000	15,946
4.50%, 12/15/2041	96,000	90,258
6.05%, 03/01/2034	100,000	114,550
PacifiCorp
3.85%, 06/15/2021	100,000	103,567
5.65%, 07/15/2018	25,000	28,718
PECO Energy Co.
2.38%, 09/15/2022	100,000	90,877
5.35%, 03/01/2018	50,000	56,727
PPL Energy Supply LLC 4.60%, 12/15/2021 (A)	130,000	124,923
Progress Energy, Inc. 3.15%, 04/01/2022 (A)	54,000	51,994
Public Service Co. of Colorado
2.25%, 09/15/2022	63,000	57,110
5.80%, 08/01/2018 (A)	20,000	23,151
6.50%, 08/01/2038	45,000	56,007
Public Service Co. of Oklahoma 4.40%, 02/01/2021	30,000	31,745
Public Service Electric & Gas Co., Series MTN
5.30%, 05/01/2018	30,000	33,903
5.38%, 11/01/2039	14,000	15,282
Southern California Edison Co.
3.50%, 10/01/2023	106,000	103,885
3.90%, 12/01/2041	30,000	26,524
4.15%, 09/15/2014	25,000	25,654
5.50%, 08/15/2018	65,000	74,408
6.05%, 03/15/2039	60,000	70,453
Southern Co.
1.95%, 09/01/2016	13,000	13,267
4.15%, 05/15/2014	85,000	86,134
State Grid Overseas Investment 2013, Ltd. 1.75%, 05/22/2018 - 144A	200,000	193,997
Virginia Electric and Power Co.
2.95%, 01/15/2022	27,000	26,086
5.40%, 04/30/2018	100,000	113,501
Wisconsin Electric Power Co.
2.95%, 09/15/2021	2,000	1,965
6.00%, 04/01/2014	35,000	35,468
Xcel Energy, Inc.
0.75%, 05/09/2016	27,000	26,772
4.80%, 09/15/2041 (A)	9,000	8,764
6.50%, 07/01/2036	80,000	95,309
Electronic Equipment & Instruments - 0.1%
Arrow Electronics, Inc.
3.00%, 03/01/2018	39,000	39,020
3.38%, 11/01/2015	120,000	124,186
4.50%, 03/01/2023	30,000	28,851
6.88%, 06/01/2018	40,000	45,322
7.50%, 01/15/2027	126,000	144,701

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Energy Equipment & Services - 0.3%
Cameron International Corp.
1.60%, 04/30/2015	$ 26,000	$ 26,159
4.00%, 12/15/2023	14,000	13,835
Halliburton Co.
3.50%, 08/01/2023	107,000	103,723
7.45%, 09/15/2039	100,000	134,592
7.60%, 08/15/2096 - 144A	50,000	66,218
National Oilwell Varco, Inc. 1.35%, 12/01/2017	26,000	25,544
Noble Holding International, Ltd.
3.95%, 03/15/2022 (A)	11,000	10,754
5.25%, 03/15/2042 (A)	9,000	8,635
Schlumberger Investment SA 3.30%, 09/14/2021 - 144A	41,000	40,762
Spectra Energy Capital LLC
3.30%, 03/15/2023	30,000	26,568
5.50%, 03/01/2014 (A)	125,000	125,973
5.65%, 03/01/2020	150,000	163,339
8.00%, 10/01/2019	120,000	142,940
Texas Eastern Transmission, LP 2.80%, 10/15/2022 - 144A	81,000	72,430
TransCanada PipeLines, Ltd.
3.80%, 10/01/2020	100,000	103,513
7.13%, 01/15/2019	70,000	84,610
Transocean, Inc.
3.80%, 10/15/2022 (A)	49,000	46,443
6.38%, 12/15/2021	26,000	29,217
6.50%, 11/15/2020	75,000	85,646
7.35%, 12/15/2041 (A)	20,000	24,120
7.50%, 04/15/2031	25,000	28,573
Weatherford International, Ltd. 9.88%, 03/01/2039	100,000	140,000
Food & Staples Retailing - 0.2%
CVS Caremark Corp.
4.00%, 12/05/2023	89,000	88,812
5.30%, 12/05/2043	58,000	59,981
5.75%, 05/15/2041	40,000	43,655
6.13%, 09/15/2039	20,000	22,682
Kroger Co.
2.20%, 01/15/2017	33,000	33,401
5.00%, 04/15/2042	130,000	124,035
5.40%, 07/15/2040	12,000	11,875
6.15%, 01/15/2020	50,000	56,987
6.40%, 08/15/2017	55,000	63,016
7.50%, 04/01/2031	150,000	182,087
Walgreen Co. 3.10%, 09/15/2022 (A)	117,000	109,686
Food Products - 0.2%
Archer-Daniels-Midland Co. 5.94%, 10/01/2032	25,000	27,675
Bunge NA Finance, LP 5.90%, 04/01/2017	16,000	17,469
Bunge, Ltd. Finance Corp. 8.50%, 06/15/2019	55,000	67,567
Cargill, Inc.
3.30%, 03/01/2022 - 144A	70,000	66,964
6.00%, 11/27/2017 - 144A	100,000	114,181
ConAgra Foods, Inc.
1.30%, 01/25/2016	30,000	30,052
2.10%, 03/15/2018	29,000	28,681

	Principal	Value
Food Products (continued)
Kellogg Co.
1.75%, 05/17/2017 (A)	$ 38,000	$ 37,955
3.13%, 05/17/2022	57,000	54,042
Kraft Foods Group, Inc.
3.50%, 06/06/2022	64,000	62,374
5.00%, 06/04/2042	59,000	58,162
6.13%, 08/23/2018	73,000	85,090
6.50%, 02/09/2040	75,000	87,465
6.88%, 01/26/2039	247,000	300,807
Gas Utilities - 0.2%
AGL Capital Corp.
3.50%, 09/15/2021	75,000	74,618
4.40%, 06/01/2043	63,000	56,804
5.88%, 03/15/2041	146,000	160,138
6.38%, 07/15/2016	100,000	111,505
Atmos Energy Corp.
4.15%, 01/15/2043	138,000	124,127
8.50%, 03/15/2019	35,000	44,851
Boston Gas Co. 4.49%, 02/15/2042 - 144A (A)	26,000	24,578
CenterPoint Energy Resources Corp. 5.85%, 01/15/2041 (A)	100,000	113,415
Health Care Equipment & Supplies - 0.0% (E)
Baxter International, Inc.
1.85%, 06/15/2018	29,000	28,637
4.00%, 03/01/2014	25,000	25,137
Health Care Providers & Services - 0.1%
Aetna, Inc.
4.50%, 05/15/2042 (A)	26,000	24,170
6.75%, 12/15/2037	50,000	60,976
McKesson Corp. 0.95%, 12/04/2015	19,000	18,988
UnitedHealth Group, Inc.
2.75%, 02/15/2023	23,000	21,060
2.88%, 03/15/2023	50,000	46,525
3.38%, 11/15/2021	94,000	92,840
6.63%, 11/15/2037	80,000	96,788
WellPoint, Inc.
2.30%, 07/15/2018	70,000	69,445
3.13%, 05/15/2022	62,000	58,149
3.30%, 01/15/2023	28,000	26,130
4.63%, 05/15/2042	50,000	46,211
4.65%, 01/15/2043	54,000	49,993
Household Durables - 0.0% (E)
Newell Rubbermaid, Inc. 4.70%, 08/15/2020	33,000	34,612
Household Products - 0.0% (E)
Kimberly-Clark Corp.
2.40%, 03/01/2022	20,000	18,590
7.50%, 11/01/2018	15,000	18,594
Independent Power Producers & Energy Traders - 0.1%
Exelon Generation Co., LLC 4.00%, 10/01/2020	60,000	59,976
PSEG Power LLC
4.15%, 09/15/2021	33,000	33,486
4.30%, 11/15/2023	37,000	36,834
5.13%, 04/15/2020 (A)	92,000	100,331
Industrial Conglomerates - 0.1%
General Electric Co. 2.70%, 10/09/2022	64,000	59,904

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Industrial Conglomerates (continued)
Koninklijke Philips NV
3.75%, 03/15/2022	$ 100,000	$ 100,054
5.75%, 03/11/2018	14,000	16,017
7.20%, 06/01/2026	20,000	23,814
Insurance - 0.9%
Aflac, Inc.
2.65%, 02/15/2017	28,000	28,893
3.63%, 06/15/2023	104,000	100,670
4.00%, 02/15/2022	32,000	32,207
6.45%, 08/15/2040	17,000	20,002
8.50%, 05/15/2019	30,000	38,316
AIG SunAmerica Global Financing X 6.90%, 03/15/2032 - 144A	200,000	242,477
Allstate Corp. 3.15%, 06/15/2023	41,000	38,882
American International Group, Inc. 4.13%, 02/15/2024	71,000	70,588
Aon Corp.
3.50%, 09/30/2015	23,000	24,005
6.25%, 09/30/2040	18,000	20,584
Berkshire Hathaway Finance Corp.
1.30%, 05/15/2018	97,000	94,787
2.45%, 12/15/2015	33,000	34,199
2.90%, 10/15/2020	89,000	88,260
3.00%, 05/15/2022	25,000	23,966
4.30%, 05/15/2043	83,000	74,750
4.40%, 05/15/2042	221,000	202,100
5.40%, 05/15/2018 (A)	50,000	57,511
CNA Financial Corp.
5.85%, 12/15/2014	50,000	52,369
5.88%, 08/15/2020	45,000	51,301
Liberty Mutual Group, Inc. 5.00%, 06/01/2021 - 144A (A)	47,000	49,293
Lincoln National Corp.
4.20%, 03/15/2022	32,000	32,609
4.85%, 06/24/2021	12,000	12,889
Massachusetts Mutual Life Insurance Co. 5.38%, 12/01/2041 - 144A (A)	26,000	26,880
MetLife Institutional Funding II 1.14%, 04/04/2014 - 144A (C)	100,000	100,216
MetLife of Connecticut Global Funding I 5.13%, 08/15/2014 - 144A	100,000	102,816
Metropolitan Life Global Funding I
1.50%, 01/10/2018 - 144A	107,000	104,069
1.70%, 06/29/2015 - 144A	107,000	108,608
1.88%, 06/22/2018 - 144A	150,000	147,268
2.50%, 09/29/2015 - 144A	325,000	334,727
3.65%, 06/14/2018 - 144A	125,000	131,790
3.88%, 04/11/2022 - 144A	200,000	201,673
Nationwide Mutual Insurance Co. 9.38%, 08/15/2039 - 144A	195,000	273,454
New York Life Global Funding
0.80%, 02/12/2016 - 144A	75,000	75,339
1.30%, 01/12/2015 - 144A	100,000	100,895
3.00%, 05/04/2015 - 144A	250,000	257,993
Pacific Life Insurance Co. 9.25%, 06/15/2039 - 144A	150,000	208,307
Pricoa Global Funding I 5.45%, 06/11/2014 - 144A (A)	150,000	153,208

	Principal	Value
Insurance (continued)
Principal Financial Group, Inc. 1.85%, 11/15/2017	$ 13,000	$ 12,882
Principal Life Global Funding II 1.00%, 12/11/2015 - 144A	47,000	47,096
Prudential Insurance Co. of America 8.30%, 07/01/2025 - 144A	150,000	188,282
Travelers Cos., Inc. 5.80%, 05/15/2018	50,000	57,598
Internet Software & Services - 0.0% (E)
eBay, Inc. 3.25%, 10/15/2020	55,000	55,955
IT Services - 0.2%
International Business Machines Corp.
1.25%, 02/06/2017	100,000	99,740
1.63%, 05/15/2020	348,000	326,330
6.22%, 08/01/2027	250,000	295,685
Life Sciences Tools & Services - 0.0% (E)
Thermo Fisher Scientific, Inc.
1.30%, 02/01/2017	22,000	21,905
4.15%, 02/01/2024	69,000	68,344
Machinery - 0.1%
Caterpillar, Inc. 2.60%, 06/26/2022	35,000	32,447
Deere & Co.
2.60%, 06/08/2022	74,000	69,195
3.90%, 06/09/2042	32,000	28,075
Illinois Tool Works, Inc. 3.90%, 09/01/2042	280,000	239,613
Ingersoll-Rand Co. 6.39%, 11/15/2027	25,000	28,539
Parker Hannifin Corp., Series MTN 5.50%, 05/15/2018	20,000	22,656
Media - 0.8%
21st Century Fox America, Inc.
6.65%, 11/15/2037	50,000	58,363
7.30%, 04/30/2028	50,000	58,532
8.88%, 04/26/2023	80,000	102,052
9.50%, 07/15/2024	70,000	91,594
CBS Corp.
5.75%, 04/15/2020	17,000	19,083
7.88%, 09/01/2023 - 07/30/2030	95,000	114,973
8.88%, 05/15/2019	90,000	115,068
Comcast Corp.
4.25%, 01/15/2033	173,000	160,703
6.45%, 03/15/2037	50,000	58,027
6.50%, 01/15/2017 - 11/15/2035	300,000	348,881
COX Communications, Inc.
3.25%, 12/15/2022 - 144A	55,000	49,769
8.38%, 03/01/2039 - 144A	60,000	72,766
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
3.80%, 03/15/2022 (A)	150,000	144,095
4.60%, 02/15/2021	125,000	129,086
5.00%, 03/01/2021	33,000	34,667
6.38%, 03/01/2041	100,000	103,686
Discovery Communications LLC 4.38%, 06/15/2021	80,000	82,666
Historic TW, Inc. 9.15%, 02/01/2023	500,000	663,040

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Media (continued)
NBCUniversal Media LLC
4.38%, 04/01/2021	$ 50,000	$ 52,921
6.40%, 04/30/2040	170,000	195,437
TCI Communications, Inc. 8.75%, 08/01/2015	100,000	112,466
Thomson Reuters Corp.
3.95%, 09/30/2021	126,000	125,530
4.50%, 05/23/2043	59,000	49,943
4.70%, 10/15/2019	15,000	16,231
Time Warner Cable, Inc.
5.50%, 09/01/2041	90,000	74,575
6.75%, 07/01/2018	60,000	67,286
7.30%, 07/01/2038	100,000	99,718
8.25%, 02/14/2014	50,000	50,429
8.75%, 02/14/2019	50,000	59,642
Time Warner Entertainment Co., LP 8.38%, 03/15/2023 - 07/15/2033	75,000	84,746
Viacom, Inc.
1.25%, 02/27/2015	22,000	22,110
3.13%, 06/15/2022 (A)	50,000	46,190
3.88%, 12/15/2021 (A)	72,000	71,557
4.38%, 03/15/2043	93,000	78,527
4.50%, 03/01/2021 - 02/27/2042	55,000	52,718
Walt Disney Co., Series MTN 0.45%, 12/01/2015	33,000	32,966
Metals & Mining - 0.2%
BHP Billiton Finance USA, Ltd.
3.85%, 09/30/2023 (A)	131,000	131,568
5.50%, 04/01/2014	50,000	50,638
Freeport-McMoRan Copper & Gold, Inc.
2.15%, 03/01/2017	134,000	134,873
3.10%, 03/15/2020	87,000	84,523
3.88%, 03/15/2023	25,000	23,641
5.45%, 03/15/2043	37,000	35,410
Nucor Corp. 4.00%, 08/01/2023	45,000	43,928
Placer Dome, Inc. 6.45%, 10/15/2035	40,000	36,967
Rio Tinto Finance USA PLC 1.63%, 08/21/2017	88,000	87,965
Rio Tinto Finance USA, Ltd.
3.50%, 11/02/2020 (A)	12,000	12,252
3.75%, 09/20/2021	80,000	80,768
8.95%, 05/01/2014	35,000	35,951
Multi-Utilities - 0.1%
Consumers Energy Co.
2.85%, 05/15/2022	20,000	19,056
5.65%, 04/15/2020	20,000	23,056
Delmarva Power & Light Co. 4.00%, 06/01/2042	47,000	41,701
Dominion Resources, Inc. 5.25%, 08/01/2033	100,000	105,472
DTE Energy Co. 3.85%, 12/01/2023	46,000	45,417
San Diego Gas & Electric Co.
3.95%, 11/15/2041	44,000	39,692
6.00%, 06/01/2026	50,000	59,675
Sempra Energy
2.88%, 10/01/2022	70,000	64,451
4.05%, 12/01/2023	72,000	71,095

	Principal	Value
Multi-Utilities (continued)
Sempra Energy (continued)
6.50%, 06/01/2016	$ 50,000	$ 56,260
9.80%, 02/15/2019	50,000	66,052
Multiline Retail - 0.1%
Kohl’s Corp. 6.25%, 12/15/2017	15,000	17,203
Macy’s Retail Holdings, Inc.
2.88%, 02/15/2023	74,000	66,972
4.38%, 09/01/2023	62,000	62,233
7.45%, 07/15/2017	30,000	35,085
Nordstrom, Inc. 4.00%, 10/15/2021	35,000	36,301
Target Corp. 6.00%, 01/15/2018	100,000	115,483
Office Electronics - 0.0% (E)
Xerox Corp.
2.95%, 03/15/2017	26,000	26,691
5.63%, 12/15/2019 (A)	80,000	88,218
6.75%, 02/01/2017	50,000	56,787
Oil, Gas & Consumable Fuels - 1.0%
Anadarko Finance Co. 7.50%, 05/01/2031	100,000	121,581
Anadarko Petroleum Corp.
5.75%, 06/15/2014	50,000	51,049
8.70%, 03/15/2019	80,000	101,286
Apache Corp.
3.25%, 04/15/2022	14,000	13,794
4.75%, 04/15/2043	57,000	55,287
BP Capital Markets PLC
1.38%, 11/06/2017 (A)	40,000	39,392
1.85%, 05/05/2017 (A)	89,000	89,894
2.75%, 05/10/2023	254,000	231,926
3.25%, 05/06/2022	96,000	93,049
4.74%, 03/11/2021 (A)	50,000	54,693
Burlington Resources Finance Co. 7.40%, 12/01/2031	25,000	32,412
Canadian Natural Resources, Ltd.
5.90%, 02/01/2018 (A)	25,000	28,456
6.25%, 03/15/2038	140,000	156,874
6.45%, 06/30/2033	25,000	28,320
7.20%, 01/15/2032	20,000	23,963
Cenovus Energy, Inc.
3.00%, 08/15/2022	25,000	23,443
4.45%, 09/15/2042	58,000	52,226
6.75%, 11/15/2039	40,000	46,885
Chevron Corp. 2.43%, 06/24/2020	59,000	57,411
ConocoPhillips 5.75%, 02/01/2019	75,000	86,608
Devon Energy Corp.
3.25%, 05/15/2022	64,000	61,027
4.75%, 05/15/2042	52,000	48,220
6.30%, 01/15/2019	30,000	34,766
EnCana Corp. 6.50%, 05/15/2019 - 08/15/2034	80,000	90,498
ENI SpA 5.70%, 10/01/2040 - 144A	125,000	121,565
EOG Resources, Inc. 2.63%, 03/15/2023	36,000	32,752

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Oil, Gas & Consumable Fuels (continued)
Hess Corp. 7.88%, 10/01/2029	$ 25,000	$ 31,860
Kerr-McGee Corp. 7.88%, 09/15/2031	200,000	250,268
Magellan Midstream Partners, LP 5.15%, 10/15/2043	103,000	101,526
Occidental Petroleum Corp. 1.75%, 02/15/2017	28,000	28,096
Petro-Canada
6.05%, 05/15/2018	40,000	46,096
6.80%, 05/15/2038	50,000	59,843
Petrobras Global Finance BV 4.38%, 05/20/2023 (A)	112,000	99,780
Petrobras International Finance Co.
6.75%, 01/27/2041	100,000	93,043
7.88%, 03/15/2019	100,000	113,274
Phillips 66
2.95%, 05/01/2017	33,000	34,333
4.30%, 04/01/2022	17,000	17,276
Shell International Finance BV
1.13%, 08/21/2017	85,000	83,829
6.38%, 12/15/2038	150,000	186,298
Sinopec Group Overseas Development 2013, Ltd. 4.38%, 10/17/2023 - 144A (A)	208,000	204,239
Spectra Energy Partners, LP
2.95%, 09/25/2018	80,000	81,090
5.95%, 09/25/2043	63,000	67,350
Statoil ASA
1.15%, 05/15/2018 (A)	134,000	129,445
2.65%, 01/15/2024	214,000	193,028
2.90%, 11/08/2020	31,000	30,797
3.13%, 08/17/2017	33,000	34,641
3.15%, 01/23/2022	33,000	32,227
4.25%, 11/23/2041	27,000	24,749
Talisman Energy, Inc.
5.50%, 05/15/2042 (A)	110,000	103,609
5.85%, 02/01/2037	70,000	67,635
6.25%, 02/01/2038	70,000	71,180
7.75%, 06/01/2019	60,000	71,860
Tosco Corp. 7.80%, 01/01/2027	100,000	131,553
Total Capital Canada, Ltd. 0.62%, 01/15/2016 (C)	36,000	36,190
Total Capital International SA
0.75%, 01/25/2016	23,000	22,956
1.50%, 02/17/2017	55,000	55,100
1.55%, 06/28/2017	66,000	66,014
Total Capital SA
2.30%, 03/15/2016	100,000	103,031
4.13%, 01/28/2021	29,000	30,674
Pharmaceuticals - 0.1%
AbbVie, Inc.
1.75%, 11/06/2017	134,000	133,770
2.90%, 11/06/2022	87,000	81,315
Actavis, Inc. 3.25%, 10/01/2022	38,000	35,443
AstraZeneca PLC 5.40%, 06/01/2014	50,000	51,047

	Principal	Value
Pharmaceuticals (continued)
GlaxoSmithKline Capital, Inc. 4.38%, 04/15/2014	$ 50,000	$ 50,559
Merck & Co., Inc.
2.40%, 09/15/2022	62,000	56,633
2.80%, 05/18/2023	94,000	87,024
Zoetis, Inc.
1.88%, 02/01/2018	26,000	25,786
4.70%, 02/01/2043	26,000	24,301
Real Estate Investment Trusts - 0.3%
American Tower Corp. 3.50%, 01/31/2023	100,000	91,175
ERP Operating, LP 4.63%, 12/15/2021	77,000	81,178
HCP, Inc.
2.63%, 02/01/2020 (A)	55,000	52,425
3.75%, 02/01/2019	21,000	21,812
4.25%, 11/15/2023	58,000	56,736
Health Care REIT, Inc. 4.50%, 01/15/2024	73,000	72,076
ProLogis, LP 4.25%, 08/15/2023	76,000	75,077
Simon Property Group, LP
2.15%, 09/15/2017 (A)	167,000	169,305
4.13%, 12/01/2021 (A)	67,000	69,311
5.63%, 08/15/2014	50,000	51,184
6.10%, 05/01/2016	60,000	66,258
6.75%, 05/15/2014	30,000	30,210
WEA Finance LLC / WT Finance AUST Pty, Ltd.
3.38%, 10/03/2022 - 144A	105,000	99,403
6.75%, 09/02/2019 - 144A	143,000	170,028
Road & Rail - 0.3%
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	50,000	46,563
3.05%, 03/15/2022	87,000	82,462
3.45%, 09/15/2021	22,000	21,727
3.60%, 09/01/2020	25,000	25,361
4.38%, 09/01/2042	88,000	78,623
5.15%, 09/01/2043	154,000	156,446
5.65%, 05/01/2017	50,000	56,076
6.70%, 08/01/2028	50,000	57,675
Canadian Pacific Railway Co. 7.13%, 10/15/2031	50,000	60,129
CSX Corp.
4.10%, 03/15/2044	16,000	13,558
4.25%, 06/01/2021	22,000	22,972
5.50%, 04/15/2041	37,000	38,912
7.90%, 05/01/2017	60,000	71,691
Norfolk Southern Corp.
3.25%, 12/01/2021	55,000	53,293
3.95%, 10/01/2042	35,000	29,449
6.00%, 03/15/2105 - 05/23/2111	317,000	336,151
Ryder System, Inc., Series MTN
2.50%, 03/01/2017	48,000	48,834
3.60%, 03/01/2016 (A)	25,000	26,082
Union Pacific Corp.
2.95%, 01/15/2023	16,000	14,787
3.65%, 02/15/2024 - 144A	37,000	35,751
4.16%, 07/15/2022	7,000	7,201
4.30%, 06/15/2042 (A)	20,000	18,098

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Road & Rail (continued)
Union Pacific Railroad Co. Pass Through Trust 4.70%, 01/02/2024	$ 71,823	$ 76,311
Semiconductors & Semiconductor Equipment - 0.1%
Intel Corp.
3.30%, 10/01/2021	86,000	85,440
4.00%, 12/15/2032	121,000	111,523
Texas Instruments, Inc. 1.65%, 08/03/2019	183,000	176,275
Software - 0.2%
Intuit, Inc. 5.75%, 03/15/2017	65,000	72,676
Microsoft Corp.
0.88%, 11/15/2017	23,000	22,644
1.63%, 09/25/2015	60,000	61,250
2.13%, 11/15/2022 (A)	34,000	30,715
2.38%, 05/01/2023 (A)	81,000	73,281
3.63%, 12/15/2023	111,000	111,173
Oracle Corp.
5.25%, 01/15/2016	30,000	32,748
5.75%, 04/15/2018	100,000	115,557
6.13%, 07/08/2039	82,000	95,545
6.50%, 04/15/2038	30,000	36,551
Specialty Retail - 0.1%
Gap, Inc. 5.95%, 04/12/2021	53,000	58,564
Home Depot, Inc. 5.40%, 03/01/2016	85,000	93,235
Lowe’s Cos., Inc.
4.65%, 04/15/2042	54,000	52,224
5.13%, 11/15/2041	33,000	33,939
Transportation Infrastructure - 0.0% (E)
Penske Truck Leasing Co., LP / PTL Finance Corp. 2.88%, 07/17/2018 - 144A	53,000	53,312
Wireless Telecommunication Services - 0.2%
America Movil SAB de CV 6.13%, 03/30/2040	100,000	105,812
Cellco Partnership / Verizon Wireless Capital LLC 8.50%, 11/15/2018	150,000	189,920

	Principal	Value
Wireless Telecommunication Services (continued)
Crown Castle Towers LLC 3.21%, 08/15/2015 - 144A	$ 30,000	$ 30,587
Rogers Communications, Inc.
4.10%, 10/01/2023 (A)	176,000	176,331
8.75%, 05/01/2032	50,000	64,822
Vodafone Group PLC
1.50%, 02/19/2018 (A)	125,000	121,873
5.00%, 09/15/2015	115,000	122,968

Total Corporate Debt Securities (cost $68,565,921)		69,857,203

CONVERTIBLE BOND - 0.0% (E)
Beverages - 0.0% (E)
Coca-Cola Co. 4.88%, 03/15/2019	65,000	72,865

Total Convertible Bond (cost $64,652)		72,865

	Shares	Value
SECURITIES LENDING COLLATERAL - 3.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (B)	14,209,480	14,209,480

Total Securities Lending Collateral (cost $14,209,480)		14,209,480

	Principal	Value
REPURCHASE AGREEMENT - 8.0%
State Street Bank & Trust Co. 0.01% (B), dated 12/31/2013, to be repurchased at $35,288,094 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 01/25/2039, and with a value of $35,996,087.	$ 35,288,075	35,288,075

Total Repurchase Agreement (cost $35,288,075)		35,288,075

Total Investment Securities (cost $453,922,966) (G)		455,219,854
Other Assets and Liabilities - Net - (2.9)%		(12,727,581)

Net Assets - 100.0%		$ 442,492,273

VALUATION SUMMARY: (H)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
U.S. Government Obligations	$—	$79,997,578	$—	$79,997,578
U.S. Government Agency Obligations	—	183,594,987	—	183,594,987
Foreign Government Obligations	—	3,954,319	—	3,954,319
Mortgage-Backed Securities	—	39,910,806	—	39,910,806
Asset-Backed Securities	—	27,613,308	—	27,613,308
Municipal Government Obligations	—	721,233	—	721,233
Corporate Debt Securities	—	69,857,203	—	69,857,203
Convertible Bond	—	72,865	—	72,865
Securities Lending Collateral	14,209,480	—	—	14,209,480
Repurchase Agreement	—	35,288,075	—	35,288,075
Total Investment Securities	$14,209,480	$441,010,374	$—	$455,219,854

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $13,918,520. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate shown reflects the yield at December 31, 2013.
(C)	Floating or variable rate note. Rate is listed as of December 31, 2013.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate fair value of securities is $123,750, or 0.03% of the portfolio’s net assets.
(E)	Percentage rounds to less than 0.1%.
(F)	Step bond - Coupon rate changes in increments to maturity. Rate disclosed is as of December 31, 2013. Maturity date disclosed is the ultimate maturity date.
(G)	Aggregate cost for federal income tax purposes is $453,926,182. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $10,174,087 and $8,880,415, respectively. Net unrealized appreciation for tax purposes is $1,293,672.
(H)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities aggregated $51,642,896, or 11.67% of the portfolio’s net assets.
CDO	Collateralized Debt Obligation
IO	Interest only portion of a STRIP (Separate Trading of Registered Interest and Principal Security) Security
MTN	Medium Term Note
PO	Principal only portion of a STRIP (Separate Trading of Registered Interest and Principal Security) Security
REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)
Re-REMIC	Re-Securitized Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Core Bond VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment securities, at value (cost: $418,634,891) (including securities loaned of $13,918,520)	$419,931,779
Repurchase agreement, at value (cost: $35,288,075)	35,288,075
Cash	12,583
Receivables:
Shares sold	202,843
Investment securities sold	47,981
Interest	1,850,987
Securities lending income (net)	2,237
Prepaid expenses	7,446

Total assets	457,343,931

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	313,573
Management and advisory fees	174,572
Distribution and service fees	23,265
Administration fees	9,698
Transfer agent fees	1,145
Trustees fees	141
Audit and tax fees	21,671
Custody fees	19,599
Legal fees	2,349
Printing and shareholder reports fees	76,080
Other	85
Collateral for securities on loan	14,209,480

Total liabilities	14,851,658

Net assets	$442,492,273

Net assets consist of:
Capital stock ($0.01 par value)	$345,632
Additional paid-in capital	431,547,879
Undistributed (accumulated) net investment income (loss)	11,920,325
Undistributed (accumulated) net realized gain (loss)	(2,618,451)
Net unrealized appreciation (depreciation) on:
Investment securities	1,296,888

Net assets	$442,492,273

Net assets by class:
Initial Class	$335,836,157
Service Class	106,656,116

Shares outstanding:
Initial Class	26,614,633
Service Class	7,948,561

Net asset value and offering price per share:
Initial Class	$12.62
Service Class	13.42

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Interest income	$13,047,337
Securities lending income (net)	16,928

Total investment income	13,064,265

Expenses:
Management and advisory	1,919,927
Distribution and service:
Service Class	253,833
Administration	106,663
Transfer agent	6,126
Trustees	12,926
Audit and tax	21,897
Custody	238,132
Legal	17,856
Printing and shareholder reports	75,716
Other	18,652

Total expenses	2,671,728

Net investment income (loss)	10,392,537

Net realized gain (loss) on transactions from:
Investment securities	1,163,141

Net realized gain (loss)	1,163,141

Net change in unrealized appreciation (depreciation) on:
Investment securities	(20,732,323)

Net change in unrealized appreciation (depreciation)	(20,732,323)

Net realized and change in unrealized gain (loss)	(19,569,182)

Net increase (decrease) in net assets resulting from operations	$(9,176,645)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Core Bond VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$10,392,537	$11,168,984
Net realized gain (loss)	1,163,141	(817,815)
Net change in unrealized appreciation (depreciation)	(20,732,323)	6,404,899
Net increase (decrease) in net assets resulting from operations	(9,176,645)	16,756,068

Distributions to shareholders:
Net investment income:
Initial Class	(9,595,562)	(7,622,096)
Service Class	(2,817,830)	(1,944,980)
Total distributions from net investment income	(12,413,392)	(9,567,076)
Net realized gains:
Initial Class	—	(117,062)
Service Class	—	(30,807)
Total distributions from net realized gains	—	(147,869)
Total distributions to shareholders	(12,413,392)	(9,714,945)

Capital share transactions:
Proceeds from shares sold:
Initial Class	118,494,826	100,693,740
Service Class	45,692,738	62,473,975
	164,187,564	163,167,715
Dividends and distributions reinvested:
Initial Class	9,595,562	7,739,158
Service Class	2,817,830	1,975,787
	12,413,392	9,714,945
Cost of shares redeemed:
Initial Class	(95,090,028)	(51,222,778)
Service Class	(33,709,885)	(24,546,827)
	(128,799,913)	(75,769,605)
Net increase (decrease) in net assets resulting from capital share transactions	47,801,043	97,113,055
Net increase (decrease) in net assets	26,211,006	104,154,178

Net assets:
Beginning of year	416,281,267	312,127,089
End of year	$442,492,273	$416,281,267
Undistributed (accumulated) net investment income (loss)	$11,920,325	$12,413,624

Share activity:
Shares issued:
Initial Class	9,099,550	7,612,752
Service Class	3,308,351	4,443,638
	12,407,901	12,056,390
Shares issued-reinvested from dividends and distributions:
Initial Class	768,260	588,977
Service Class	211,867	141,431
	980,127	730,408
Shares redeemed:
Initial Class	(7,313,121)	(3,897,057)
Service Class	(2,443,983)	(1,752,837)
	(9,757,104)	(5,649,894)

Net increase (decrease) in shares outstanding:
Initial Class	2,554,689	4,304,672
Service Class	1,076,235	2,832,232
	3,630,924	7,136,904

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Core Bond VP

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each year
	Initial Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$13.27	$12.98	$12.62	$12.41	$11.95
Investment operations
Net investment income (loss)(A)	0.32	0.42	0.52	0.67	0.73
Net realized and unrealized gain (loss)	(0.57)	0.22	0.42	0.35	0.40
Total investment operations	(0.25)	0.64	0.94	1.02	1.13
Distributions
Net investment income	(0.40)	(0.34)	(0.56)	(0.81)	(0.58)
Net realized gains	—	(0.01)	(0.02)	—	(0.09)
Total distributions	(0.40)	(0.35)	(0.58)	(0.81)	(0.67)
Net asset value
End of year	$12.62	$13.27	$12.98	$12.62	$12.41
Total return(B)	(1.84)%	4.98%	7.53%	8.24%	9.58%
Net assets end of year (000’s)	$335,836	$319,385	$256,418	$169,683	$159,532
Ratio and supplemental data
Expenses to average net assets	0.57%	0.58%	0.57%	0.57%	0.57%
Net investment income (loss) to average net assets	2.50%	3.19%	4.04%	5.24%	5.95%
Portfolio turnover rate	23%	17%	23%	25%	18%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year
	Service Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$14.10	$13.79	$13.39	$13.11	$12.58
Investment operations
Net investment income (loss)(A)	0.31	0.41	0.51	0.68	0.74
Net realized and unrealized gain (loss)	(0.61)	0.24	0.45	0.37	0.43
Total investment operations	(0.30)	0.65	0.96	1.05	1.17
Distributions
Net investment income	(0.38)	(0.33)	(0.54)	(0.77)	(0.55)
Net realized gains	—	(0.01)	(0.02)	—	(0.09)
Total distributions	(0.38)	(0.34)	(0.56)	(0.77)	(0.64)
Net asset value
End of year	$13.42	$14.10	$13.79	$13.39	$13.11
Total return(B)	(2.13)%	4.75%	7.24%	7.99%	9.38%
Net assets end of year (000’s)	$106,656	$96,896	$55,709	$13,157	$16,511
Ratio and supplemental data
Expenses to average net assets	0.82%	0.83%	0.82%	0.82%	0.82%
Net investment income (loss) to average net assets	2.25%	2.91%	3.69%	5.03%	5.73%
Portfolio turnover rate	23%	17%	23%	25%	18%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Core Bond VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other in the Statement of Operations.

Structured notes: The Portfolio invests in structured notes. A structured debt instrument is a hybrid debt security that has an embedded derivative. This type of instrument is used to manage cash flows from the debt security. Investing in structured notes involves the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Structured notes may be less liquid than other types of securities and more volatile than their underlying reference instruments. All structured notes are listed within the Schedule of Investments.

When-Issued, forward delivery securities and delayed delivery settlements: The Portfolio may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. Government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses on the security.

Treasury inflation-protected securities (“TIPS”): The Portfolio invests in TIPS. TIPS are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of a TIPS will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to Interest income in the Statement of Operations with a corresponding adjustment to cost.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage passthroughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage passthroughs include to be announced (“TBA”) securities and mortgage passthrough certificates. Generally, TBA securities and mortgage passthroughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2013:

	Market Value	% of Net Assets
Transamerica BlackRock Tactical Allocation VP	$231,045,387	52.21%

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $750 million	0.450%
Over $750 million up to $1 billion	0.400%
Over $1 billion	0.375%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.70%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$72,498,330
U.S. Government	66,664,282

Proceeds from maturities and sales of securities:
Long-term	56,615,176
U.S. Government	38,114,201

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to wash sales, TIPS, and paydown gain/loss.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$120
Undistributed (accumulated) net investment income (loss)	1,527,557
Undistributed (accumulated) net realized gain (loss)	(1,527,677)

At December 31, 2013, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 619,247	Short-Term Indefinitely
1,998,157	Long-Term Indefinitely

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2013.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$12,413,392
Long-Term Capital Gain	—

2012 Distributions paid from:
Ordinary Income	9,567,160
Long-Term Capital Gain	147,785

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$11,922,494

Undistributed Long-term Capital Gain	—

Capital Loss Carryforwards	(2,617,404)

Post October Short-Term Capital Loss Deferral	—

Post October Long-Term Capital Loss Deferral	—

Late Year Ordinary Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	1,293,672

Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica JPMorgan Core Bond VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica JPMorgan Core Bond VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica JPMorgan Core Bond VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Core Bond VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Enhanced Index VP

(unaudited)

MARKET ENVIRONMENT

The S&P 500® finished 2013 with an increase, posting its best performance in over a decade. In 2013, investors were bracing themselves for the “worst-case scenario” with every potential crisis. Headlines were dominated by uncertainty over the economic impact of the U.S. fiscal cliff, a fragile Italian government, a potential U.S. military attack on Syria, and a U.S. government shutdown. These and other potential headwinds were favorably resolved. Given the reduced uncertainty, U.S. equity markets rallied throughout the year with only June and August posting negative returns.

During 2013’s first few months, investors were skeptical about the prospects for global growth. U.S. economic data pointed towards moderation as the March employment report and several of the regional manufacturing surveys for April were below expectations. Headlines from overseas also signaled weakening economic activity. Chinese first-quarter gross domestic product (“GDP”) grew 7.7% year over year, down from the 7.9% year-over-year advance for the fourth quarter of 2012. In Europe, manufacturing Purchasing Managers Indexes (“PMIs”) remained stuck in contraction.

Chatter about when the U.S. Federal Reserve (“Fed”) would taper the pace of its bond-buying program intensified in May. U.S. Fed Chairman Ben Bernanke, in his address to the Joint Economic Committee of Congress stated that asset purchases could be reduced over the next few meetings if data indicated it would be prudent to do so. The S&P 500® saw its largest correction of the year, from May 21 to June 24, as the index declined 5.8%. The fixed income markets were even more volatile as the yield on the U.S. 10-year Treasury Notes rose from 1.93% to 2.54%. The back up in bond yields brought about an intense intra-market rotation as “bond-proxy” equities, such as utilities, telecommunication services and real estate investment trusts sold off significantly while economically sensitive sectors rallied. The cyclical leadership continued throughout the year.

While markets got off to a volatile start for the year’s final quarter, they rallied into year-end. In December, the Fed announced that it would reduce the pace of asset purchases from $85 billion per month to $75 billion per month, starting in January of 2014. Data releases were also supportive of markets giving strong signals that the U.S. and global economy was accelerating going into 2014. The final estimate of third-quarter U.S. GDP increased at an annual rate of 4.1%, the largest quarterly growth rate since the fourth quarter of 2011. Overseas, manufacturing PMI surveys for the Eurozone, U.K. and Japan were in expansion territory for several consecutive months.

The S&P 500® finished 2013 at an all-time record high of 1,848.36. Small-cap stocks, measured by the Russell 2000® Index, gained 38.82%, outperforming the 32.39% advance for the S&P 500®. Growth outperformed value across the large cap, mid cap and small cap categories. Small cap growth as measured by the Russell 2000® Growth Index was the top-performing equity style in 2013, returning 43.30%.

PERFORMANCE

For the year ended December 31, 2013, Transamerica JPMorgan Enhanced Index VP, Initial Class returned 32.52%. By comparison, its benchmark, S&P 500® returned 32.39%.

STRAEGY REVIEW

The Transamerica Enhanced Index VP outperformed its benchmark, the S&P 500® in 2013. Stock selection in the pharmaceutical/medical technology, basic materials and retail sectors contributed to performance, while stock selection in the hardware and semiconductors, health services and systems and media sectors detracted.

Among individual stocks, biotechnology company Celgene Corp. remains one of our top long-term positions and continues to contribute to performance as its pipeline of cancer treatment drugs enjoy success in nearly all of their clinical readouts. Additionally, Celgene Corp.’s existing cancer treatment drugs, Abraxane and Revlimid, continue to be first-line therapies for breast cancer and multiple—myeloma, respectively. Within pharmaceutical/medical technology, an overweight position in Biogen IDEC, Inc. added value for the year. The company received market exclusivity for multiple sclerosis drug Tecfidera in November, paving the way for its launch in markets that could account for a large proportion of future sales. As we await more clarity on the firm’s hemophilia business, we believe there is a lot of upside potential largely due to strong pipeline/launches expected in 2014. Within the retail sector, shares of global apparel company V.F. Corp. helped results during the fourth quarter as it reported a third-quarter earnings beat. V.F. Corp. continued to rally into the latter part of the year on strong growth across most of its brands, including Timberland post merger, as expectations of a colder-than-normal winter came to fruition.

Within the pharmaceutical/medical technology sector, an underweight position in Gilead Sciences, Inc. hurt performance. Shares rose after strong drug results, including Gilead’s phase III trial for its hepatitis C pill. However, we remain negative on the name due to its

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Enhanced Index VP

(unaudited)

STRATEGY REVIEW (continued)

weak long-term pipeline and looming patent cliff. In industrial cyclicals, an underweight in Boeing Co. weighed on returns. Boeing Co. had an eventful year, announcing several leadership changes and two new aircraft launches, and demonstrated strong operational performance. However, we continue to believe that Boeing Co. is building too many planes in a shifting interest-rate and fuel environment, so our long-term thesis remains intact. Within semiconductors, an overweight in Broadcom Corp. (not held at period end) detracted from performance in the fourth quarter. The company was hurt by its wireless business, which has underperformed due to design losses in connectivity and no clear progress in developing an LTE modem. We maintain a modestly positive view of Broadcom Corp.’s broadband and networking businesses (70% of operating income), and believe that the wireless weakness is fully discounted in the current valuation.

Futures are used to hedge cash positions which are less than 5% of the portfolio’s market value. The positions had a negligible impact on performance over the period.

Scott Blasdell, CFA

Terance Chen, CFA

Tim Snyder, CFA

Raffaele Zingone, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Enhanced Index VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	32.52%	18.31%	7.24%	05/02/1997
S&P 500®(A)	32.39%	17.94%	7.41%
Service Class	32.13%	18.01%	6.96%	05/01/2003

NOTES

(A) The S&P 500® is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on 10 years. You cannot invest directly in an Index.

The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Enhanced Index VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio

Transamerica JPMorgan Enhanced Index VP
Initial Class	$1,000.00	$1,164.90	$4.58	$1,021.25	$4.27	0.83%
Service Class	1,000.00	1,163.30	5.95	1,019.98	5.56	1.08

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	97.7%
Securities Lending Collateral	4.3
Repurchase Agreement	2.0
Short-Term U.S. Government Obligation	0.1
Other Assets and Liabilities - Net(A)	(4.1)
Total	100.0%

(A)	The Other Assets and Liabilities—Net category may include, but is not limited to, Reverse Repurchase Agreements, Forward Foreign Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, TBA Short Commitments, and Cash Collateral.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.1%
U.S. Treasury Bill 0.07%, 06/26/2014 (A) (B)	$ 405,000	$ 404,838

Total Short-Term U.S. Government Obligation (cost $404,829)		404,838

	Shares	Value
COMMON STOCKS - 97.7%
Aerospace & Defense - 3.2%
General Dynamics Corp.	10,971	1,048,279
Honeywell International, Inc.	41,433	3,785,733
United Technologies Corp.	39,081	4,447,418
Airlines - 0.3%
Delta Air Lines, Inc.	18,410	505,723
Southwest Airlines Co.	16,762	315,796
Auto Components - 0.3%
Johnson Controls, Inc.	14,618	749,903
Automobiles - 0.9%
General Motors Co. (C)	60,373	2,467,445
Beverages - 2.3%
Coca-Cola Co.	48,848	2,017,911
Constellation Brands, Inc. - Class A (C)	4,827	339,724
Dr. Pepper Snapple Group, Inc.	22,870	1,114,227
Molson Coors Brewing Co. - Class B	4,000	224,600
PepsiCo, Inc.	34,794	2,885,814
Biotechnology - 3.0%
Alexion Pharmaceuticals, Inc. (C)	7,212	959,629
Biogen IDEC, Inc. (C)	10,237	2,863,801
Celgene Corp. (C)	21,414	3,618,109
Gilead Sciences, Inc. (C)	8,029	603,379
Vertex Pharmaceuticals, Inc. (C)	7,942	590,091
Building Products - 0.4%
Masco Corp.	50,762	1,155,851
Capital Markets - 2.5%
Bank of New York Mellon Corp.	470	16,422
Goldman Sachs Group, Inc.	10,748	1,905,190
Invesco, Ltd.	40,127	1,460,623
Morgan Stanley	59,209	1,856,794
State Street Corp.	22,863	1,677,916
TD Ameritrade Holding Corp.	9,418	288,567
Chemicals - 1.5%
Air Products & Chemicals, Inc.	7,327	819,012
Axiall Corp.	9,764	463,204
CF Industries Holdings, Inc. - Class B	43	10,021
Dow Chemical Co.	26,063	1,157,197
E.I. du Pont de Nemours & Co.	3,261	211,867
Monsanto Co.	11,350	1,322,843
Mosaic Co.	4,397	207,846
Commercial Banks - 2.8%
Comerica, Inc. - Class A (D)	11,354	539,769
Cullen / Frost Bankers, Inc. (D)	1,828	136,058
PNC Financial Services Group, Inc.	4,410	342,128
SVB Financial Group (C)	1,357	142,295
U.S. Bancorp - Class A	8,429	340,532
Wells Fargo & Co.	142,164	6,454,245
Commercial Services & Supplies - 0.1%
Tyco International, Ltd.	6,571	269,674
Communications Equipment - 2.3%
Cisco Systems, Inc.	159,678	3,584,771
QUALCOMM, Inc.	40,253	2,988,785

	Shares	Value
Computers & Peripherals - 3.6%
Apple, Inc.	13,836	$ 7,763,518
EMC Corp.	36,820	926,023
Hewlett-Packard Co.	38,154	1,067,549
NetApp, Inc.	8,618	354,545
SanDisk Corp.	3,712	261,844
Construction & Engineering - 1.0%
Fluor Corp.	36,211	2,907,381
Consumer Finance - 0.6%
Capital One Financial Corp.	21,209	1,624,821
SLM Corp.	4,377	115,028
Containers & Packaging - 0.3%
Crown Holdings, Inc. (C)	16,638	741,556
Diversified Financial Services - 4.6%
Bank of America Corp.	259,542	4,041,069
Berkshire Hathaway, Inc. - Class B (C)	20,120	2,385,427
Citigroup, Inc.	82,923	4,321,117
IntercontinentalExchange Group, Inc.	10,929	2,458,151
Diversified Telecommunication Services - 1.3%
AT&T, Inc.	11,821	415,626
Verizon Communications, Inc.	68,667	3,374,297
Electric Utilities - 1.8%
American Electric Power Co., Inc.	41,516	1,940,458
Edison International	22,315	1,033,184
NextEra Energy, Inc.	26,061	2,231,343
Electrical Equipment - 1.1%
Eaton Corp. PLC	3,723	283,395
Emerson Electric Co.	42,298	2,968,473
Electronic Equipment & Instruments - 0.3%
Corning, Inc.	24,695	440,065
TE Connectivity, Ltd.	9,535	525,474
Energy Equipment & Services - 2.4%
Baker Hughes, Inc.	4,705	259,998
Cameron International Corp. (C)	4,985	296,757
Ensco PLC - Class A	27,806	1,589,947
Halliburton Co.	10,179	516,584
Noble Corp. plc	16,974	636,016
Schlumberger, Ltd.	41,188	3,711,451
Food & Staples Retailing - 2.0%
Costco Wholesale Corp.	12,292	1,462,871
CVS Caremark Corp.	40,954	2,931,078
Kroger Co.	14,133	558,677
Wal-Mart Stores, Inc.	10,529	828,527
Food Products - 2.5%
Archer-Daniels-Midland Co.	40,506	1,757,961
General Mills, Inc.	47,453	2,368,379
Kellogg Co.	15,089	921,485
Mondelez International, Inc. - Class A	59,443	2,098,338
Gas Utilities - 0.3%
EQT Corp.	4,607	413,617
National Fuel Gas Co. (D)	1,953	139,444
Questar Corp.	18,896	434,419
Health Care Equipment & Supplies - 1.4%
Abbott Laboratories	33,590	1,287,505
Baxter International, Inc.	17,706	1,231,452
Intuitive Surgical, Inc. (C) (D)	668	256,565
Stryker Corp.	15,214	1,143,180
Health Care Providers & Services - 1.9%
Humana, Inc. - Class A (D)	16,317	1,684,241
McKesson Corp.	7,292	1,176,929
UnitedHealth Group, Inc.	32,394	2,439,268

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
Health Care Technology - 0.0% (E)
Cerner Corp. (C)	800	$ 44,592
Hotels, Restaurants & Leisure - 1.3%
Marriott International, Inc. - Class A	1,211	59,775
McDonald’s Corp.	1,977	191,828
Royal Caribbean Cruises, Ltd. - Class A	20,183	957,078
Starbucks Corp.	11,395	893,254
Starwood Hotels & Resorts Worldwide, Inc.	10,006	794,977
Yum! Brands, Inc.	8,975	678,600
Household Durables - 0.3%
Lennar Corp. - Class A	2,733	108,117
PulteGroup, Inc. (D)	33,194	676,162
Toll Brothers, Inc. (C) (D)	4,058	150,146
Household Products - 1.6%
Kimberly-Clark Corp.	3,904	407,812
Procter & Gamble Co.	51,564	4,197,825
Industrial Conglomerates - 0.9%
General Electric Co.	87,991	2,466,388
Insurance - 3.0%
ACE, Ltd.	31,524	3,263,680
Axis Capital Holdings, Ltd.	1,330	63,268
Everest RE Group, Ltd.	913	142,309
Hartford Financial Services Group, Inc.	11,273	408,421
Marsh & McLennan Cos., Inc.	21,394	1,034,614
MetLife, Inc.	47,437	2,557,803
Prudential Financial, Inc.	6,665	614,646
RenaissanceRe Holdings, Ltd. (D)	3,063	298,152
XL Group PLC - Class A	8,603	273,920
Internet & Catalog Retail - 1.3%
Amazon.com, Inc. (C)	6,562	2,616,860
priceline.com, Inc. (C)	955	1,110,092
Internet Software & Services - 3.4%
eBay, Inc. (C)	28,096	1,542,190
Facebook, Inc. - Class A (C)	19,873	1,086,258
Google, Inc. - Class A (C)	6,116	6,854,262
LinkedIn Corp. - Class A (C)	594	128,797
IT Services - 2.7%
Alliance Data Systems Corp. (C) (D)	1,823	479,321
Cognizant Technology Solutions Corp. - Class A (C)	18,057	1,823,396
Fidelity National Information Services, Inc.	4,750	254,980
International Business Machines Corp.	8,550	1,603,723
Mastercard, Inc. - Class A	1,306	1,091,111
Visa, Inc. - Class A (D)	11,025	2,455,047
Life Sciences Tools & Services - 0.4%
Mettler-Toledo International, Inc. (C)	4,037	979,336
Thermo Fisher Scientific, Inc.	1,790	199,316
Machinery - 1.3%
Caterpillar, Inc. (D)	4,456	404,650
Deere & Co. (D)	6,540	597,298
PACCAR, Inc.	36,128	2,137,694
SPX Corp.	6,125	610,111
Media - 4.3%
CBS Corp. - Class B	24,455	1,558,762
Comcast Corp. - Class A	77,201	4,011,750
DISH Network Corp. - Class A (C)	10,709	620,265
Omnicom Group, Inc.	1,955	145,393
Time Warner Cable, Inc.	9,243	1,252,427
Time Warner, Inc.	53,436	3,725,558
Walt Disney Co. - Class A	14,486	1,106,730

	Shares	Value
Metals & Mining - 1.0%
Alcoa, Inc. (D)	103,683	$ 1,102,150
Freeport-McMoRan Copper & Gold, Inc.	28,559	1,077,817
U.S. Steel Corp. (D)	18,466	544,747
Multi-Utilities - 1.2%
CMS Energy Corp.	31,834	852,196
DTE Energy Co.	2,937	194,987
NiSource, Inc. - Class B	33,763	1,110,128
Sempra Energy	13,205	1,185,281
Multiline Retail - 0.6%
Macy’s, Inc.	10,535	562,569
Nordstrom, Inc. (D)	7,344	453,859
Target Corp.	12,282	777,082
Office Electronics - 0.1%
Xerox Corp.	11,578	140,904
Oil, Gas & Consumable Fuels - 7.0%
Anadarko Petroleum Corp. - Class A	20,365	1,615,352
Cheniere Energy, Inc. (C)	7,453	321,373
Chevron Corp.	40,639	5,076,218
EOG Resources, Inc.	3,104	520,975
Exxon Mobil Corp.	56,777	5,745,832
Marathon Oil Corp.	23,093	815,183
Marathon Petroleum Corp.	24,396	2,237,845
Occidental Petroleum Corp.	21,337	2,029,149
Phillips 66	10,727	827,374
Range Resources Corp. (D)	2,740	231,009
Valero Energy Corp.	8,544	430,618
Williams Cos., Inc.	7,602	293,209
Paper & Forest Products - 0.1%
International Paper Co.	7,233	354,634
Pharmaceuticals - 5.8%
Actavis PLC (C)	4,260	715,680
Allergan, Inc.	13,330	1,480,696
Bristol-Myers Squibb Co.	77,661	4,127,682
Johnson & Johnson	76,335	6,991,523
Merck & Co., Inc.	37,884	1,896,094
Perrigo Co. PLC	2,947	452,247
Pfizer, Inc.	23,631	723,818
Valeant Pharmaceuticals International, Inc. (C)	1,903	223,412
Real Estate Investment Trusts - 1.9%
American Tower Corp. - Class A	3,456	275,858
AvalonBay Communities, Inc.	5,587	660,551
Boston Properties, Inc.	2,276	228,442
Brandywine Realty Trust (D)	18,033	254,085
Camden Property Trust	3,853	219,159
Excel Trust, Inc. (D)	5,890	67,087
HCP, Inc.	13,414	487,196
Highwoods Properties, Inc.	9,215	333,307
Host Hotels & Resorts, Inc.	5,486	106,648
Kilroy Realty Corp.	7,501	376,400
Kimco Realty Corp.	17,925	354,019
Post Properties, Inc.	3,692	166,989
ProLogis, Inc. - Class A	1,340	49,513
Public Storage	1,063	160,003
Simon Property Group, Inc.	7,440	1,132,070
Ventas, Inc.	9,956	570,280
Road & Rail - 2.6%
CSX Corp.	115,446	3,321,381
Norfolk Southern Corp.	5,383	499,704
Union Pacific Corp.	22,010	3,697,680

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
Semiconductors & Semiconductor Equipment - 1.9%
Applied Materials, Inc. - Class A	63,531	$ 1,123,863
Avago Technologies, Ltd. - Class A	21,865	1,156,440
KLA-Tencor Corp.	12,142	782,673
LAM Research Corp. (C)	11,450	623,453
Xilinx, Inc.	38,695	1,776,874
Software - 4.4%
Adobe Systems, Inc. (C)	33,042	1,978,555
CA, Inc.	5,586	187,969
Citrix Systems, Inc. (C)	12,280	776,710
Microsoft Corp.	147,767	5,530,919
Oracle Corp.	100,480	3,844,365
VMware, Inc. - Class A (C) (D)	3,292	295,325
Specialty Retail - 3.3%
AutoZone, Inc. (C)	3,324	1,588,673
Gap, Inc. - Class A	2,270	88,712
Home Depot, Inc.	42,617	3,509,084
Lowe’s Cos., Inc.	44,084	2,184,362
TJX Cos., Inc.	31,606	2,014,250
Textiles, Apparel & Luxury Goods - 0.9%
Lululemon Athletica, Inc. (C) (D)	3,339	197,101
V.F. Corp. (D)	37,928	2,364,432
Tobacco - 1.4%
Philip Morris International, Inc.	45,047	3,924,945
Trading Companies & Distributors - 0.3%
WW Grainger, Inc.	3,817	974,938

Total Common Stocks (cost $235,115,081)		279,888,577

	Shares	Value
SECURITIES LENDING COLLATERAL - 4.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (A)	12,298,847	$ 12,298,847

Total Securities Lending Collateral (cost $12,298,847)		12,298,847

	Principal	Value
REPURCHASE AGREEMENT - 2.0%
State Street Bank & Trust Co. 0.01% (A), dated 12/31/2013, to be repurchased at $5,677,674 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 01/01/2033, and with a value of $5,792,416.	$ 5,677,671	5,677,671

Total Repurchase Agreement (cost $5,677,671)		5,677,671

Total Investment Securities (cost $253,496,428) (F)		298,269,933
Other Assets and Liabilities - Net - (4.1)%		(11,882,395)

Net Assets - 100.0%		$ 286,387,538

FUTURES CONTRACTS:
Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	Long	66	03/21/2014	$170,998

VALUATION SUMMARY: (G)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Short-Term U.S. Government Obligation	$—	$404,838	$—	$404,838
Common Stocks	279,888,577	—	—	279,888,577
Securities Lending Collateral	12,298,847	—	—	12,298,847
Repurchase Agreement	—	5,677,671	—	5,677,671
Total Investment Securities	$292,187,424	$6,082,509	$—	$298,269,933

Derivative Financial Instruments
Futures Contracts (H)	$170,998	$—	$—	$170,998
Total Derivative Financial Instruments	$170,998	$—	$—	$170,998

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate shown reflects the yield at December 31, 2013.
(B)	All or a portion of this security has been segregated as collateral for open futures contracts. Total value of securities segregated for open futures contracts is $404,838.
(C)	Non-income producing security.
(D)	All or a portion of this security is on loan. The value of all securities on loan is $12,015,691. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Percentage rounds to less than 0.1%.
(F)	Aggregate cost for federal income tax purposes is $256,347,752. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $42,835,128 and $912,947, respectively. Net unrealized appreciation for tax purposes is $41,922,181.
(G)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(H)	Derivative financial instruments valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Enhanced Index VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment securities, at value (cost: $247,818,757) (including securities loaned of $12,015,691)	$292,592,262
Repurchase agreement, at value (cost: $5,677,671)	5,677,671
Receivables:
Shares sold	227,462
Investment securities sold	529,945
Interest	2
Dividends	380,099
Securities lending income (net)	1,690
Variation margin receivable on derivative financial instruments	21,120
Prepaid expenses	4,018

Total assets	299,434,269

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	45,639
Investment securities purchased	453,527
Management and advisory fees	198,843
Distribution and service fees	5,690
Administration fees	6,074
Transfer agent fees	734
Trustees fees	113
Audit and tax fees	17,540
Custody fees	4,954
Legal fees	1,416
Printing and shareholder reports fees	13,099
Other	255
Collateral for securities on loan	12,298,847

Total liabilities	13,046,731

Net assets	$286,387,538

Net assets consist of:
Capital stock ($0.01 par value)	$162,826
Additional paid-in capital	218,010,788
Undistributed (accumulated) net investment income (loss)	2,643,838
Undistributed (accumulated) net realized gain (loss)	20,625,583
Net unrealized appreciation (depreciation) on:
Investment securities	44,773,505
Futures contracts	170,998

Net assets	$286,387,538

Net assets by class:
Initial Class	$259,655,492
Service Class	26,732,046

Shares outstanding:
Initial Class	14,763,016
Service Class	1,519,624

Net asset value and offering price per share:
Initial Class	$17.59
Service Class	17.59

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $176)	$4,685,017
Interest income	1,431
Securities lending income (net)	18,532

Total investment income	4,704,980

Expenses:
Management and advisory	1,774,534
Distribution and service:
Service Class	43,257
Administration	59,951
Transfer agent	3,556
Trustees	7,022
Audit and tax	17,965
Custody	73,559
Legal	10,208
Printing and shareholder reports	22,937
Other	10,388

Total expenses	2,023,377

Portfolio expenses (waived/reimbursed) recaptured	18,430

Net expenses	2,041,807

Net investment income (loss)	2,663,173

Net realized gain (loss) on transactions from:
Investment securities	23,716,469
Futures contracts	1,029,277

Net realized gain (loss)	24,745,746

Net change in unrealized appreciation (depreciation) on:
Investment securities	36,766,750
Futures contracts	167,374

Net change in unrealized appreciation (depreciation)	36,934,124

Net realized and change in unrealized gain (loss)	61,679,870

Net increase (decrease) in net assets resulting from operations	$64,343,043

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Enhanced Index VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$2,663,173	$1,713,767
Net realized gain (loss)	24,745,746	6,542,689
Net change in unrealized appreciation (depreciation)	36,934,124	5,931,699
Net increase (decrease) in net assets resulting from operations	64,343,043	14,188,155

Distributions to shareholders:
Net investment income:
Initial Class	(1,625,462)	(1,112,211)
Service Class	(89,315)	(94,542)
Total distributions from net investment income	(1,714,777)	(1,206,753)
Net realized gains:
Initial Class	(1,691,603)	—
Service Class	(118,915)	—
Total distributions from net realized gains	(1,810,518)	—
Total distributions to shareholders	(3,525,295)	(1,206,753)

Capital share transactions:
Proceeds from shares sold:
Initial Class	81,748,976	100,057,636
Service Class	15,106,936	8,008,038
	96,855,912	108,065,674
Dividends and distributions reinvested:
Initial Class	3,317,065	1,112,211
Service Class	208,230	94,542
	3,525,295	1,206,753
Cost of shares redeemed:
Initial Class	(56,065,436)	(24,348,351)
Service Class	(5,357,279)	(4,585,715)
	(61,422,715)	(28,934,066)
Net increase (decrease) in net assets resulting from capital shares transactions	38,958,492	80,338,361

Net increase (decrease) in net assets	99,776,240	93,319,763

Net assets:
Beginning of year	186,611,298	93,291,535
End of year	$286,387,538	$186,611,298
Undistributed (accumulated) net investment income (loss)	$2,643,838	$1,713,440

Share activity:
Shares issued:
Initial Class	5,204,916	7,425,510
Service Class	947,313	609,543
	6,152,229	8,035,053
Shares issued-reinvested from dividends and distributions:
Initial Class	211,548	84,115
Service Class	13,271	7,168
	224,819	91,283
Shares redeemed:
Initial Class	(3,619,608)	(1,882,114)
Service Class	(346,341)	(355,290)
	(3,965,949)	(2,237,404)
Net increase (decrease) in shares outstanding:
Initial Class	1,796,856	5,627,511
Service Class	614,243	261,421
	2,411,099	5,888,932

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Enhanced Index VP

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each year	Initial Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$13.45	$11.69	$11.76	$10.36	$8.15
Investment operations
Net investment income (loss)(A)	0.18	0.18	0.14	0.12	0.14
Net realized and unrealized gain (loss)	4.17	1.73	(0.06)	1.42	2.26
Total investment operations	4.35	1.91	0.08	1.54	2.40
Distributions
Net investment income	(0.10)	(0.15)	(0.15)	(0.14)	(0.19)
Net realized gains	(0.11)	—	—	—	—
Total distributions	(0.21)	(0.15)	(0.15)	(0.14)	(0.19)
Net asset value
End of year	$17.59	$13.45	$11.69	$11.76	$10.36
Total return(B)	32.52%	16.35%	0.74%	15.18%	29.59%
Net assets end of year (000’s)	$259,656	$174,417	$85,753	$109,894	$107,759
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.83%	0.84%	0.84%	0.84%	0.84%
Before (waiver/reimbursement) recapture	0.83%	0.84%	0.86%	0.85%	0.85%
Net investment income (loss) to average net assets	1.13%	1.37%	1.17%	1.13%	1.57%
Portfolio turnover rate	78%	96%	166%	190%	117%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note:	Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Service Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$13.47	$11.71	$11.79	$10.40	$8.17
Investment operations
Net investment income (loss)(A)	0.14	0.14	0.11	0.10	0.12
Net realized and unrealized gain (loss)	4.17	1.74	(0.06)	1.42	2.26
Total investment operations	4.31	1.88	0.05	1.52	2.38
Distributions
Net investment income	(0.08)	(0.12)	(0.13)	(0.13)	(0.15)
Net realized gains	(0.11)	—	—	—	—
Total distributions	(0.19)	(0.12)	(0.13)	(0.13)	(0.15)
Net asset value
End of year	$17.59	$13.47	$11.71	$11.79	$10.40
Total return(B)	32.13%	16.09%	0.47%	14.85%	29.32%
Net assets end of year (000’s)	$26,732	$12,194	$7,539	$7,542	$4,671
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.08%	1.09%	1.09%	1.09%	1.09%
Before (waiver/reimbursement) recapture	1.08%	1.09%	1.11%	1.10%	1.10%
Net investment income (loss) to average net assets	0.89%	1.10%	0.94%	0.90%	1.32%
Portfolio turnover rate	78%	96%	166%	190%	117%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note:	Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Enhanced Index VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other in the Statement of Operations.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2013 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2013 of $12,408 are included in net realized gain (loss) in the Statement of Operations.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REITs”): Dividend income related to a REIT is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2013:

	Market Value	% of Net Assets
Transamerica BlackRock Tactical Allocation VP	$118,008,625	41.21%
Transamerica Madison Balanced Allocation VP	7,718,081	2.69
Total	$125,726,706	43.90%

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $750 million	0.740%
Over $750 million up to $1 billion	0.690%
Over $1 billion	0.650%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.84%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, there were no amounts reimbursed/waived or recaptured by TAM.

The following amounts are available for recapture by TAM as of December 31, 2013:

Amount Available	Year Reimbursed	Available Through
$ 18,354	2011	12/31/2013
76	2012	12/31/2014

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$219,133,857
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	181,891,562
U.S. Government	—

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2012	Ending number of positions at December 31, 2013	Average number of positions (A)
Futures contracts	1	1	1
(A)	Calculated based on positions held at each month end during the current year.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

The tables below highlight the types of risk associated with the derivative instruments:

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Equity contracts	Total
Asset derivatives
Unrealized appreciation on futures contracts(B)(C)	$170,998	$170,998
Total gross amount of assets(D)	$170,998	$170,998
(B)	Includes cumulative appreciation (depreciation) on futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(D)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Equity contracts	Total
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on futures contracts	$1,029,277	$1,029,277
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on futures contracts	167,374	167,374
Total	$1,196,651	$1,196,651

The Portfolio’s derivatives are not subject to a master netting arrangement, or another similar arrangement.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and return of capital distributions from underlying investments.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$364
Undistributed (accumulated) net investment income (loss)	(17,998)
Undistributed (accumulated) net realized gain (loss)	17,634

At December 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 6. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$1,714,777
Long-Term Capital Gain	1,810,518

2012 Distributions paid from:
Ordinary Income	1,206,753
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$12,558,298
Undistributed Long-term Capital Gain	13,733,445
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	41,922,181
Other Temporary Differences	—

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica JPMorgan Enhanced Index VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica JPMorgan Enhanced Index VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica JPMorgan Enhanced Index VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Enhanced Index VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $1,810,518 for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Mid Cap Value VP

(unaudited)

MARKET ENVIRONMENT

The S&P 500® finished 2013 with an increase of 32.39%, posting its best performance in over a decade. In 2013, investors were bracing themselves for the “worst-case scenario” with every potential crisis. Headlines were dominated by uncertainty over the economic impact of the U.S. fiscal cliff, a fragile Italian government, a potential U.S. military attack on Syria, and a U.S. government shutdown. These and other potential headwinds were favorably resolved. Given the reduced uncertainty, U.S. equity markets rallied throughout the year with only June and August posting negative returns.

During 2013’s first few months, investors were skeptical about the prospects for global growth. U.S. economic data pointed towards moderation as the March employment report and several of the regional manufacturing surveys for April were below expectations. Headlines from overseas also signaled weakening economic activity. Chinese first-quarter gross domestic product (“GDP”) grew 7.7% year over year, down from the 7.9% year-over-year advance for the fourth quarter of 2012. In Europe, manufacturing Purchasing Managers Indexes (“PMIs”) remained stuck in contraction.

Chatter about when the U.S. Federal Reserve (“Fed”) would taper the pace of its bond-buying program intensified in May. U.S. Fed Chairman Ben Bernanke, in his address to the Joint Economic Committee of Congress stated that asset purchases could be reduced over the next few meetings if data indicated it would be prudent to do so. The S&P 500® saw its largest correction of the year, from May 21 to June 24, as the index declined 5.8%. The fixed income markets were even more volatile as the yield on the U.S. 10-year Treasury rose from 1.93% to 2.54%. The back up in bond yields brought about an intense intra-market rotation as “bond-proxy” equities, such as utilities, telecommunication services and real estate investment trusts sold off significantly while economically sensitive sectors rallied. The cyclical leadership continued throughout the year.

While markets got off to a volatile start for the year’s final quarter, they rallied into year-end. In December, the Fed announced that it would reduce the pace of asset purchases from $85 billion per month to $75 billion per month, starting in January. Data releases were also supportive of markets giving strong signals that the U.S. and global economy was accelerating going into 2014. The final estimate of third-quarter U.S. GDP increased at an annual rate of 4.1%, the largest quarterly growth rate since the fourth quarter of 2011. Overseas, manufacturing PMI surveys for the Eurozone, U.K. and Japan were in expansion territory for several consecutive months.

The S&P 500® finished 2013 at an all-time record high of 1,848.36. Small-cap stocks, measured by the Russell 2000® Index, gained 38.82%, outperforming the 32.39% advance for the S&P 500®. Growth outperformed value across the large cap, mid cap and small cap categories. Small-cap growth as measured by the Russell 2000® Growth Index was the top-performing equity style in 2013, returning 43.30%.

PERFORMANCE

For the year ended December 31, 2013, Transamerica JPMorgan Mid Cap Value VP, Initial Class returned 31.81%. By comparison, its benchmark, the Russell Midcap® Value Index, returned 33.46%.

STRATEGY REVIEW

The Transamerica Mid Cap Value VP underperformed the Russell Midcap® Value Index in 2013. Stock selection in the financials sector and sector allocation in the consumer discretionary sector positively contributed to performance. Stock selection in the industrials and information technology sectors detracted from performance.

Ameriprise Financial, Inc., a financial advisory and asset management firm, was a major contributor to performance as rising equity prices continued to drive the company’s top- and bottom-line growth. Shares of HCP, Inc., a healthcare Real Estate Investment Trust (“REIT”), underperformed as fears of near-term earnings slowdown damped investor demand. We believe that HCP, Inc. is expected to run into a few near-term growth constraints, including a refinancing of debt in February and the potential exercise of a buy option by one of its tenants.

Avoiding higher beta, more volatile names, within the information technology sector negatively impacted relative performance. One of the largest detractors from our relative performance was Micron Technology Corp., which the portfolio does not own.

The portfolio continues to have a large overweight position in consumer discretionary names, while the financials sector remains the largest underweight due to an underweight of real estate investment trusts based on their valuation. In the fourth quarter, we eliminated our position in the Charles Schwab Corp., an online trading and asset management firm, initiated a position in American Campus

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Mid Cap Value VP

(unaudited)

Communities, Inc., a student housing provider, and Legg Mason, Inc., an investment firm. We are redistributing our allocation within the financials space based on the relative valuation of the subsectors.

Gloria Fu, CFA

Lawrence Playford, CFA

Jonathan K. L. Simon

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Mid Cap Value VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	31.81%	20.30%	9.81%	05/03/1999
Russell Midcap® Value Index(A)	33.46%	21.16%	10.25%
Service Class	31.47%	20.02%	9.54%	05/01/2003

NOTES

(A) The Russell Midcap® Value Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on 10 years. You cannot invest directly in an Index.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Mid Cap Value VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio

Transamerica JPMorgan Mid Cap Value VP
Initial Class	$1,000.00	$1,144.50	$4.75	$1,021.05	$4.48	0.87%
Service Class	1,000.00	1,143.00	6.12	1,019.77	5.76	1.12

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	96.1%
Securities Lending Collateral	6.1
Repurchase Agreement	4.0
Other Assets and Liabilities - Net	(6.2)
Total	100.0%

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
COMMON STOCKS - 96.1%
Beverages - 2.2%
Beam, Inc.	133,813	$ 9,107,313
Brown-Forman Corp. - Class B	39,313	2,970,883
Dr. Pepper Snapple Group, Inc. (A)	206,210	10,046,551
Building Products - 0.7%
Fortune Brands Home & Security, Inc.	160,583	7,338,643
Capital Markets - 5.0%
Ameriprise Financial, Inc.	140,894	16,209,855
Invesco, Ltd.	273,252	9,946,373
Legg Mason, Inc.	88,544	3,849,893
Northern Trust Corp.	156,016	9,655,830
T. Rowe Price Group, Inc.	134,418	11,260,196
Chemicals - 3.9%
Airgas, Inc.	112,671	12,602,251
Albemarle Corp.	184,782	11,713,331
Sherwin-Williams Co.	26,521	4,866,604
Sigma-Aldrich Corp.	109,780	10,320,418
Commercial Banks - 6.2%
City National Corp.	82,644	6,547,058
Cullen / Frost Bankers, Inc. (A)	32,669	2,431,554
Fifth Third Bancorp	703,038	14,784,889
First Republic Bank - Class A	113,857	5,960,414
Huntington Bancshares, Inc. - Class A	476,189	4,595,224
M&T Bank Corp. (A)	103,327	12,029,329
SunTrust Banks, Inc.	305,105	11,230,915
Zions Bancorporation (A)	165,615	4,961,825
Communications Equipment - 0.4%
CommScope Holding Co., Inc. (B)	239,500	4,531,340
Containers & Packaging - 3.7%
Ball Corp.	380,630	19,663,346
Rock Tenn Co. - Class A	84,715	8,895,922
Silgan Holdings, Inc.	188,940	9,072,899
Distributors - 0.5%
Genuine Parts Co.	58,770	4,889,076
Electric Utilities - 2.7%
Edison International	182,599	8,454,334
Westar Energy, Inc. - Class A (A)	305,709	9,834,658
Xcel Energy, Inc.	329,770	9,213,774
Electrical Equipment - 3.0%
AMETEK, Inc. - Class A	199,533	10,509,403
Hubbell, Inc. - Class B	73,446	7,998,270
Regal Beloit Corp.	154,603	11,397,333
Electronic Equipment & Instruments - 3.0%
Amphenol Corp. - Class A	177,980	15,872,256
Arrow Electronics, Inc. (B)	266,783	14,472,978
Food & Staples Retailing - 0.9%
Kroger Co.	236,309	9,341,295
Food Products - 0.7%
Hershey Co.	75,225	7,314,127
Gas Utilities - 2.3%
EQT Corp.	94,786	8,509,887
National Fuel Gas Co.	84,628	6,042,440
Questar Corp.	379,582	8,726,590
Health Care Equipment & Supplies - 0.8%
CareFusion Corp. - Class A (B)	196,891	7,840,200
Health Care Providers & Services - 3.9%
AmerisourceBergen Corp. - Class A	144,372	10,150,795
CIGNA Corp.	154,350	13,502,538

	Shares	Value
Health Care Providers & Services (continued)
Henry Schein, Inc. (B)	55,468	$ 6,337,774
Humana, Inc. - Class A	88,636	9,149,008
Hotels, Restaurants & Leisure - 1.9%
Darden Restaurants, Inc. (A)	41,226	2,241,458
Extended Stay America, Inc. (B)	32,400	850,824
Marriott International, Inc. - Class A	195,967	9,672,931
Yum! Brands, Inc.	89,179	6,742,824
Household Durables - 2.0%
Jarden Corp. (B)	145,757	8,942,192
Mohawk Industries, Inc. (B)	72,597	10,809,693
Household Products - 0.7%
Energizer Holdings, Inc.	69,599	7,533,396
Industrial Conglomerates - 1.2%
Carlisle Cos., Inc.	158,491	12,584,185
Insurance - 9.0%
Alleghany Corp. (B)	17,012	6,804,120
Chubb Corp. - Class A	72,286	6,984,996
Hartford Financial Services Group, Inc.	244,300	8,850,989
Loews Corp.	359,890	17,361,094
Marsh & McLennan Cos., Inc.	379,654	18,360,067
Old Republic International Corp.	392,375	6,776,316
Unum Group	259,233	9,093,894
WR Berkley Corp.	181,570	7,878,322
XL Group PLC - Class A	267,216	8,508,157
Internet & Catalog Retail - 1.6%
Expedia, Inc.	200,010	13,932,697
TripAdvisor, Inc. (A) (B)	27,450	2,273,683
IT Services - 1.4%
Jack Henry & Associates, Inc.	233,170	13,805,996
Machinery - 2.9%
IDEX Corp.	171,647	12,676,131
Rexnord Corp. (A) (B)	200,543	5,416,667
Snap-on, Inc.	100,512	11,008,074
Media - 3.0%
CBS Corp. - Class B	121,549	7,747,533
Clear Channel Outdoor Holdings, Inc. - Class A	211,611	2,145,735
DISH Network Corp. - Class A (B)	243,080	14,079,194
Gannett Co., Inc.	227,250	6,722,055
Multi-Utilities - 4.8%
CenterPoint Energy, Inc.	387,667	8,986,121
CMS Energy Corp.	360,890	9,661,025
NiSource, Inc. - Class B	292,587	9,620,261
Sempra Energy	138,987	12,475,473
Wisconsin Energy Corp. (A)	188,351	7,786,430
Multiline Retail - 2.5%
Family Dollar Stores, Inc.	145,883	9,478,019
Kohl’s Corp. (A)	272,200	15,447,350
Oil, Gas & Consumable Fuels - 3.7%
Energen Corp.	150,033	10,614,835
PBF Energy, Inc. - Class A (A)	219,070	6,891,942
QEP Resources, Inc.	253,401	7,766,741
Southwestern Energy Co. (B)	113,900	4,479,687
Williams Cos., Inc.	198,757	7,666,057
Professional Services - 1.2%
Equifax, Inc.	169,682	11,723,329
Real Estate Investment Trusts - 5.4%
American Campus Communities, Inc.	145,432	4,684,365
American Homes 4 Rent - Class A	297,223	4,815,012

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
Real Estate Investment Trusts (continued)
AvalonBay Communities, Inc.	48,883	$ 5,779,437
Brixmor Property Group, Inc.	122,193	2,484,184
HCP, Inc.	185,270	6,729,006
Kimco Realty Corp.	458,300	9,051,425
Rayonier, Inc.	118,500	4,988,850
Regency Centers Corp.	123,053	5,697,354
Vornado Realty Trust - Class A	113,272	10,057,421
Real Estate Management & Development - 0.7%
Brookfield Office Properties, Inc.	352,699	6,789,456
Semiconductors & Semiconductor Equipment - 3.5%
Analog Devices, Inc. - Class A	275,889	14,051,027
KLA-Tencor Corp.	141,086	9,094,403
Xilinx, Inc.	261,638	12,014,417
Software - 1.1%
Synopsys, Inc. (B)	269,251	10,923,513
Specialty Retail - 6.8%
AutoZone, Inc. (B)	32,371	15,471,396
Bed Bath & Beyond, Inc. (B)	101,492	8,149,808
Gap, Inc. - Class A	373,950	14,613,966
PetSmart, Inc. - Class A (A)	148,063	10,771,583
Tiffany & Co.	67,531	6,265,526
TJX Cos., Inc.	141,136	8,994,597
Williams-Sonoma, Inc. - Class A (A)	80,025	4,663,857
Textiles, Apparel & Luxury Goods - 1.5%
PVH Corp.	75,102	10,215,374
V.F. Corp.	72,080	4,493,467
Thrifts & Mortgage Finance - 0.2%
Hudson City Bancorp, Inc.	261,696	2,467,793

	Shares	Value
Trading Companies & Distributors - 1.1%
MSC Industrial Direct Co., Inc. - Class A	134,742	$ 10,896,586

Total Common Stocks (cost $760,661,773)		970,713,908

SECURITIES LENDING COLLATERAL - 6.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (C)	62,053,597	62,053,597

Total Securities Lending Collateral (cost $62,053,597)		62,053,597

	Principal	Value
REPURCHASE AGREEMENT - 4.0%
State Street Bank & Trust Co. 0.01% (C), dated 12/31/2013, to be repurchased at $40,154,168 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 07/25/2037, and with a value of $40,959,370.	$ 40,154,146	40,154,146

Total Repurchase Agreement (cost $40,154,146)		40,154,146

Total Investment Securities (cost $862,869,516) (D)		1,072,921,651
Other Assets and Liabilities - Net - (6.2)%		(62,277,825)

Net Assets - 100.0%		$ 1,010,643,826

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Common Stocks	$970,713,908	$—	$—	$970,713,908
Securities Lending Collateral	62,053,597	—	—	62,053,597
Repurchase Agreement	—	40,154,146	—	40,154,146
Total Investment Securities	$1,032,767,505	$40,154,146	$—	$1,072,921,651

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $60,690,842. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate shown reflects the yield at December 31, 2013.
(D)	Aggregate cost for federal income tax purposes is $864,397,787. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $212,135,734 and $3,611,870, respectively. Net unrealized appreciation for tax purposes is $208,523,864.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Mid Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment securities, at value (cost: $822,715,370) (including securities loaned of $60,690,842)	$1,032,767,505
Repurchase agreement, at value (cost: $40,154,146)	40,154,146
Cash	35,322
Receivables:
Shares sold	53,866
Investment securities sold	544,884
Interest	11
Dividends	1,144,971
Securities lending income (net)	18,166
Prepaid expenses	18,164

Total assets	1,074,737,035

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	39,218
Investment securities purchased	1,197,100
Management and advisory fees	697,084
Distribution and service fees	22,030
Administration fees	21,647
Transfer agent fees	2,588
Trustees fees	384
Audit and tax fees	28,359
Custody fees	8,259
Legal fees	4,790
Printing and shareholder reports fees	16,908
Other	1,245
Collateral for securities on loan	62,053,597

Total liabilities	64,093,209

Net assets	$1,010,643,826

Net assets consist of:
Capital stock ($0.01 par value)	$481,119
Additional paid-in capital	731,132,448
Undistributed (accumulated) net investment income (loss)	7,468,711
Undistributed (accumulated) net realized gain (loss)	61,509,413
Net unrealized appreciation (depreciation) on:
Investment securities	210,052,135

Net assets	$1,010,643,826

Net assets by class:
Initial Class	$906,705,662
Service Class	103,938,164

Shares outstanding:
Initial Class	43,131,617
Service Class	4,980,242

Net asset value and offering price per share:
Initial Class	$21.02
Service Class	20.87

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $29,180)	$15,255,275
Interest income	7,095
Securities lending income (net)	162,786

Total investment income	15,425,156

Expenses:
Management and advisory	7,062,514
Distribution and service:
Service Class	200,537
Administration	219,141
Transfer agent	13,173
Trustees	25,804
Audit and tax	28,584
Custody	100,695
Legal	38,371
Printing and shareholder reports	57,268
Other	36,045

Total expenses	7,782,132

Net investment income (loss)	7,643,024

Net realized gain (loss) on transactions from:
Investment securities	64,510,633

Net realized gain (loss)	64,510,633

Net change in unrealized appreciation (depreciation) on:
Investment securities	157,885,992

Net change in unrealized appreciation (depreciation)	157,885,992

Net realized and change in unrealized gain (loss)	222,396,625

Net increase (decrease) in net assets resulting from operations	$230,039,649

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Mid Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$7,643,024	$4,443,256
Net realized gain (loss)	64,510,633	25,959,734
Net change in unrealized appreciation (depreciation)	157,885,992	26,989,978
Net increase (decrease) in net assets resulting from operations	230,039,649	57,392,968

Distributions to shareholders:
Net investment income:
Initial Class	(4,181,363)	(2,474,697)
Service Class	(318,169)	(266,647)
Total distributions from net investment income	(4,499,532)	(2,741,344)
Net realized gains:
Initial Class	(10,021,092)	—
Service Class	(1,005,091)	—
Total distributions from net realized gains	(11,026,183)	—
Total distributions to shareholders	(15,525,715)	(2,741,344)

Capital share transactions:
Proceeds from shares sold:
Initial Class	184,497,233	347,411,286
Service Class	46,648,764	27,391,261
	231,145,997	374,802,547
Dividends and distributions reinvested:
Initial Class	14,202,455	2,474,697
Service Class	1,323,260	266,647
	15,525,715	2,741,344
Cost of shares redeemed:
Initial Class	(53,433,249)	(7,702,611)
Service Class	(16,705,514)	(10,041,575)
	(70,138,763)	(17,744,186)
Net increase (decrease) in net assets resulting from capital share transactions	176,532,949	359,799,705

Net increase (decrease) in net assets	391,046,883	414,451,329

Net assets:
Beginning of year	619,596,943	205,145,614
End of year	$1,010,643,826	$619,596,943
Undistributed (accumulated) net investment income (loss)	$7,468,711	$4,444,279

Share activity:
Shares issued:
Initial Class	10,266,691	22,280,427
Service Class	2,511,262	1,815,581
	12,777,953	24,096,008
Shares issued-reinvested from dividends and distributions:
Initial Class	741,255	161,728
Service Class	69,499	17,485
	810,754	179,213
Shares redeemed:
Initial Class	(2,820,185)	(512,275)
Service Class	(894,451)	(673,870)
	(3,714,636)	(1,186,145)
Net increase (decrease) in shares outstanding:
Initial Class	8,187,761	21,929,880
Service Class	1,686,310	1,159,196
	9,874,071	23,089,076

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Mid Cap Value VP

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each year	Initial Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$16.21	$13.55	$13.45	$11.16	$9.25
Investment operations
Net investment income (loss)(A)	0.17	0.19	0.16	0.15	0.18
Net realized and unrealized gain (loss)	4.95	2.58	0.10	2.37	2.22
Total investment operations	5.12	2.77	0.26	2.52	2.40
Distributions
Net investment income	(0.09)	(0.11)	(0.16)	(0.23)	(0.18)
Net realized gains	(0.22)	—	—	—	(0.31)
Total distributions	(0.31)	(0.11)	(0.16)	(0.23)	(0.49)
Net asset value
End of year	$21.02	$16.21	$13.55	$13.45	$11.16
Total return(B)	31.81%	20.53%	2.01%	22.99%	26.41%
Net assets end of year (000’s)	$906,706	$566,505	$176,354	$218,048	$238,019
Ratio and supplemental data
Expenses to average net assets	0.86%	0.88%	0.89%	0.89%	0.89%
Net investment income (loss) to average net assets	0.89%	1.25%	1.13%	1.21%	1.85%
Portfolio turnover rate	29%	28%	40%	37%	34%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note:	Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Service Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$16.12	$13.49	$13.42	$11.15	$9.22
Investment operations
Net investment income (loss)(A)	0.12	0.15	0.13	0.12	0.16
Net realized and unrealized gain (loss)	4.92	2.57	0.09	2.37	2.21
Total investment operations	5.04	2.72	0.22	2.49	2.37
Distributions
Net investment income	(0.07)	(0.09)	(0.15)	(0.22)	(0.13)
Net realized gains	(0.22)	—	—	—	(0.31)
Total distributions	(0.29)	(0.09)	(0.15)	(0.22)	(0.44)
Net asset value
End of year	$20.87	$16.12	$13.49	$13.42	$11.15
Total return(B)	31.47%	20.24%	1.73%	22.82%	26.12%
Net assets end of year (000’s)	$103,938	$53,092	$28,792	$12,579	$669
Ratio and supplemental data
Expenses to average net assets	1.11%	1.13%	1.14%	1.14%	1.14%
Net investment income (loss) to average net assets	0.65%	1.00%	0.96%	1.02%	1.63%
Portfolio turnover rate	29%	28%	40%	37%	34%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note:	Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Mid Cap Value VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2013 of $23,639 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REITs”): Dividend income related to a REIT is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2013:

	Market Value	% of Net Assets
Transamerica Asset Allocation-Conservative VP	$96,362,450	9.53%
Transamerica Asset Allocation-Growth VP	87,624,716	8.67
Transamerica Asset Allocation-Moderate Growth VP	326,580,114	32.32
Transamerica Asset Allocation-Moderate VP	324,969,500	32.15
Transamerica BlackRock Tactical Allocation VP	41,194,229	4.08
Transamerica ING Balanced Allocation VP	406,732	0.04
Transamerica ING Conservative Allocation VP	67,553	0.01
Transamerica Moderate Growth Allocation VP	208,982	0.02
Total	$877,414,276	86.82%

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $100 million	0.850%
Over $100 million	0.800%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
1.00%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$403,630,029
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	243,631,100
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and return of capital distributions from underlying investments.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$1,219
Undistributed (accumulated) net investment income (loss)	(119,060)
Undistributed (accumulated) net realized gain (loss)	117,841

At December 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$4,499,532
Long-Term Capital Gain	11,026,183
2012 Distributions paid from:
Ordinary Income	2,741,344
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$20,199,691
Undistributed Long-term Capital Gain	50,306,704
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	208,523,864
Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica JPMorgan Mid Cap Value VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica JPMorgan Mid Cap Value VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica JPMorgan Mid Cap Value VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Mid Cap Value VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $11,026,183 for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

(unaudited)

MARKET ENVIRONMENT

In a world recovering from financial crisis and rife with political discontent, unprecedented monetary easing and deep-seeded investor prejudice were key themes in 2013. With this backdrop of expansionary monetary policies being pursued by the largest central banks in the developed world, equities performed strongly with differentiation seen across regions. The MSCI World Index was up 27.36% during the 12 months. In the U.S., large-cap stocks, as represented by the S&P 500®, advanced 32.39%. The MSCI Emerging Market Index underperformed developed markets, declining 2.60% during the period. The Barclays U.S. Aggregate Bond Index, a measure of fixed income performance, declined 2.02% over the year.

For investors, 2013 started on a positive note, as a last-minute U.S. fiscal deal was successfully negotiated, providing investors and global markets with a catalyst that helped to propel most global equity markets higher. With the intent to reduce long-term interest rates and support markets, quantitative easing policies also had some positive effects in helping stabilize the financial sector, counter-balance and reduce the need for fiscal austerity and promote a rebound in asset prices. However, for various reasons, they have largely failed to ignite the level of strong economic growth that many have expected.

In the U.S., the Federal Reserve (“Fed”), continued to implement the most aggressive monetary stimulus in its history. However, Fed officials have emphasized that they are likely to maintain the federal funds rate at near-zero levels for a considerable period after bond purchases have been phased out. It is also worth noting that Janet Yellen - successor to Ben Bernanke as head of the Fed - provides philosophical continuity on continued monetary accommodation.

This key theme of monetary accommodation was seen outside the U.S. as well. For instance, Japanese quantitative easing moved into hyper-drive in the first half of 2013. The European Central Bank also pursued accommodative monetary policy. A combination of weak economic fundamentals, high debt and high deficits in peripheral European countries were primary aspects for this support.

Emerging markets experienced a more challenging 2013. The underperformance relative to developed markets was driven by a stronger U.S. dollar, weaker commodity prices and a slowdown in growth that pressured margins. The Fed’s suggestion that it may soon taper the liquidity fueling investors’ interest for emerging markets was an additional headwind.

PERFORMANCE

For the year ended December 31, 2013, Transamerica JPMorgan Tactical Allocation VP, Initial Class returned 5.51%. By comparison, its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index, S&P 500®” and the Transamerica JPMorgan Tactical Allocation VP Blended Benchmark Index (“blended benchmark”), returned (2.02)%, 32.39% and 5.42%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond Index 75%, the S&P 500® 15%, the Russell 1000® Index 5%, the MSCI Europe, Australasia, Far East Index 5%.

STRATEGY REVIEW

The portfolio maintained an overweight in developed equities relative to fixed income, which contributed positively to returns, as developed equities significantly outperformed bonds during the period. We maintained a large underweight within the U.S. Core Fixed Income allocation, while maintaining a small tactical weighting in High Yield. This tactical allocation to High Yield materially added to performance as the asset class proved resilient in an environment of higher interest rates due to the enhanced “carry” or yield in the sector.

Underlying manager performance slightly contributed over the one-year period. Overall stock selection within the Research Enhanced Index, Intrepid America and Columbus Core Fixed Income strategies contributed to returns.

Detractors from performance included security selection within the International Equity and International Opportunities strategies.

Futures were utilized to express tactical views within the fund. Over the year, the overweight positions in developed global equities contributed to performance as did the underweight position in domestic fixed income. The small tactical allocation for foreign fixed income futures slightly detracted from performance. The portfolio experienced a net gain from futures exposure.

Anne Lester

Nicole Goldberger

Co-Portfolios Manager

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	5.51%	4.16%	3.21%	03/01/1994
Barclays U.S. Aggregate Bond Index(A)	(2.02)%	4.44%	4.55%
S&P 500®(A)	32.39%	17.94%	7.41%
Transamerica JPMorgan Tactical Allocation VP Blended Benchmark Index(A)	5.42%	7.76%	5.52%
Service Class	5.29%	3.91%	2.98%	05/01/2003

NOTES

(A) The JPMorgan Tactical Allocation VP Blended Benchmark is composed of the following benchmarks: Barclays U.S. Aggregate Bond Index 75%, S&P 500® 15%, Russell 1000® Index 5% and MSCI Europe, Australasia, Far East Index 5%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ. The MSCI Europe, Australasia, Far East Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Tactical asset allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical asset allocation portfolio will not guarantee a profit nor protect against a loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)

Transamerica JPMorgan Tactical Allocation VP
Initial Class	$1,000.00	$1,045.20	$4.22	$1,021.35	$4.17	0.81%
Service Class	1,000.00	1,044.30	5.57	1,020.03	5.51	1.07

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
U.S. Government Agency Obligations	24.4%
Corporate Debt Securities	19.3
Common Stocks	18.6
U.S. Government Obligations	14.2
Repurchase Agreement	8.5
Securities Lending Collateral	6.0
Investment Companies	5.5
Mortgage-Backed Securities	4.9
Asset-Backed Securities	3.8
Foreign Government Obligations	0.2
Municipal Government Obligations	0.1
Preferred Stocks	0.0	(A)
Short-Term U.S. Government Obligations	0.0	(A)
Convertible Bond	0.0	(A)
Other Assets and Liabilities - Net(B)	(5.5)
Total	100.0%

(A)	Percentage rounds to less than 0.1%

(B)	The Other Assets and Liabilities - Net category may include, but is not limited to, Reverse Repurchase Agreements, Forward Foreign Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, TBA Short Commitments, and Cash Collateral.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 14.2%
United States - 14.2%
U.S. Treasury Bond
2.13%, 08/31/2020	$ 1,000,000	$ 987,188
2.88%, 05/15/2043	5,000	4,052
3.63%, 08/15/2043	195,000	184,153
4.38%, 02/15/2038 - 11/15/2039	450,000	489,625
4.50%, 02/15/2036 - 05/15/2038	1,200,000	1,334,406
4.75%, 02/15/2037	450,000	517,711
5.00%, 05/15/2037	1,665,000	1,981,350
5.25%, 02/15/2029	300,000	361,125
5.38%, 02/15/2031 (A)	150,000	183,820
8.75%, 05/15/2020	500,000	697,656
8.75%, 08/15/2020 (A)	1,000,000	1,403,438
U.S. Treasury Inflation Indexed Bond
2.50%, 01/15/2029	54,394	63,921
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/2016	1,587,225	1,629,758
1.13%, 01/15/2021	133,465	140,274
1.25%, 04/15/2014	551,815	555,350
2.00%, 01/15/2014	1,896,090	1,894,757
U.S. Treasury Note
0.25%, 01/31/2014 (B)	3,695,000	3,695,576
0.63%, 04/30/2018	50,000	48,219
0.75%, 12/31/2017	3,000,000	2,933,436
0.88%, 09/15/2016	135,000	135,802
1.00%, 11/30/2019	320,000	300,675
1.75%, 10/31/2018 (A)	4,000,000	4,017,500
1.88%, 04/30/2014 (A)	500,000	502,871
2.00%, 04/30/2016	4,000,000	4,138,124
2.13%, 08/15/2021	4,400,000	4,262,500
2.25%, 01/31/2015	405,000	414,018
2.38%, 10/31/2014	5,000,000	5,091,600
2.50%, 03/31/2015	95,000	97,698
2.63%, 04/30/2018 - 11/15/2020	1,050,000	1,092,082
2.63%, 08/15/2020 (A)	2,350,000	2,397,733
2.75%, 11/15/2023	277,500	271,473
3.13%, 10/31/2016 - 05/15/2021	6,150,000	6,479,801
3.25%, 12/31/2016	6,000,000	6,435,468
3.38%, 11/15/2019	200,000	215,125
3.50%, 02/15/2018 - 05/15/2020	4,600,000	4,980,961
3.63%, 02/15/2021 (A)	3,250,000	3,507,208
4.00%, 02/15/2015	100,000	104,242
4.75%, 08/15/2017	500,000	564,883
U.S. Treasury STRIPS
Zero Coupon,
08/15/2016 - 08/15/2030 (A)	13,695,000	10,261,369
Zero Coupon,
08/15/2017 - 05/15/2035	33,780,000	24,917,308

Total U.S. Government Obligations (cost $101,065,928)		99,294,256

U.S. GOVERNMENT AGENCY OBLIGATIONS - 24.4%
United States - 24.4%
Fannie Mae
0.39%, 03/25/2045 (C)	185,991	185,661
0.51%, 01/01/2023 (C)	1,400,000	1,402,892
0.52%, 01/01/2023 (C)	980,984	978,812
0.53%, 01/01/2023 (C)	687,199	688,463
0.55%, 02/01/2023 (C)	1,000,000	999,002
0.56%, 10/01/2022 - 01/01/2023 (C)	1,981,142	1,984,724
0.61%, 01/01/2024	2,000,000	2,000,620
0.65%, 08/01/2023 (C)	1,000,000	999,959

	Principal	Value
United States (continued)
Fannie Mae (continued)
0.67%, 08/25/2019 (C)	$ 302,421	$ 302,866
0.72%, 08/01/2022 (C)	486,574	487,645
0.94%, 04/01/2022 (C)	400,000	400,316
1.40%, 07/01/2017	500,000	502,185
1.47%, 12/01/2019	489,514	467,510
1.52%, 12/25/2019	505,050	503,382
1.58%, 01/01/2020	490,359	469,844
1.80%, 12/25/2019	400,000	392,487
2.00%, 12/01/2020	500,000	470,823
2.01%, 07/01/2019 - 06/01/2020	3,000,000	2,945,473
2.03%, 08/01/2019	508,000	499,988
2.22%, 12/01/2022	1,500,000	1,391,895
2.24%, 12/01/2022	500,000	464,446
2.34%, 01/01/2023	1,000,000	933,730
2.37%, 11/01/2022	500,000	469,644
2.38%, 12/01/2022	1,000,000	938,619
2.40%, 12/01/2022 - 02/01/2023	3,484,300	3,268,527
2.45%, 11/01/2022 - 02/01/2023	3,000,000	2,788,039
2.47%, 09/01/2022	488,748	464,086
2.49%, 10/01/2017 - 03/01/2023	1,440,639	1,445,311
2.50%, 04/01/2023	1,000,000	917,809
2.52%, 10/01/2022 - 05/01/2023	1,498,524	1,391,428
2.53%, 10/01/2022	979,789	932,630
2.57%, 01/01/2023	2,117,913	2,008,961
2.64%, 04/01/2023	990,939	938,129
2.67%, 07/01/2022	1,000,000	948,729
2.68%, 07/01/2022	496,583	479,506
2.69%, 10/01/2017	734,961	765,311
2.75%, 03/01/2022	485,506	475,653
2.81%, 06/01/2023	1,000,000	958,930
2.86%, 05/01/2022	974,403	954,233
2.92%, 08/25/2021	315,443	311,125
2.97%, 11/01/2018	947,404	982,096
2.98%, 07/01/2022	1,500,000	1,477,547
3.11%, 01/01/2022	764,657	767,046
3.12%, 05/01/2022	974,984	970,930
3.23%, 11/01/2020	736,899	754,944
3.28%, 08/01/2020	3,890,266	3,970,530
3.29%, 10/01/2020	997,399	1,026,403
3.35%, 08/01/2023	695,000	689,288
3.38%, 01/01/2018	500,000	531,223
3.50%, 08/01/2032 - 08/01/2043	10,312,476	10,146,433
3.59%, 12/01/2020 - 10/01/2021	1,928,349	2,004,128
3.65%, 07/25/2021	433,000	453,943
3.67%, 07/01/2023	500,000	502,361
3.73%, 06/25/2021 - 07/01/2022	1,246,470	1,298,830
3.74%, 06/01/2018	384,655	416,606
3.76%, 07/25/2021 - 11/01/2023	1,500,000	1,540,967
3.77%, 09/01/2021 - 05/01/2022	1,994,656	2,076,915
3.82%, 06/01/2017	944,985	1,012,041
3.84%, 09/01/2020	664,522	702,545
3.87%, 08/01/2021	484,862	508,797
3.88%, 09/01/2021	1,553,154	1,630,571
4.04%, 10/01/2020	400,000	424,796
4.13%, 08/01/2021	484,312	515,245
4.25%, 04/01/2021	1,050,000	1,123,738
4.30%, 04/01/2021	446,210	480,502
4.33%, 04/01/2021	386,751	417,060
4.36%, 03/01/2020 - 05/01/2021	1,386,670	1,500,310

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
United States (continued)
Fannie Mae (continued)
4.38%, 01/01/2021 - 04/01/2021	$ 980,224	$ 1,061,371
4.39%, 05/01/2021	299,669	324,299
4.48%, 02/01/2021	482,996	526,124
4.50%, 09/01/2040	603,011	640,698
4.53%, 12/01/2019	955,028	1,048,335
4.54%, 01/01/2020	690,852	758,653
4.78%, 12/01/2019	1,023,369	1,133,610
5.00%, 06/01/2033 - 08/01/2040	436,262	477,731
5.50%, 03/01/2024 - 01/01/2038	1,799,145	1,978,527
6.00%, 08/01/2021 - 09/01/2037	2,991,517	3,315,777
7.00%, 11/01/2037 - 12/01/2037	185,392	198,797
Fannie Mae, IO
0.67%, 08/25/2042 (C)	465,501	463,938
Fannie Mae, PO
09/01/2024 - 08/01/2032	109,586	99,515
Fannie Mae, PO,
Series MTN
05/15/2030	400,000	191,603
Fannie Mae REMIC
0.46%, 07/25/2036 (C)	263,691	263,469
0.57%, 05/25/2027 (C)	411,041	411,880
0.67%, 05/25/2035 - 10/25/2042 (C)	2,487,540	2,491,525
0.77%, 04/25/2040 (C)	143,633	144,320
0.82%, 02/25/2024 (C)	225,072	226,589
1.07%, 03/25/2038 (C)	671,649	679,368
3.00%, 05/25/2026	1,000,000	969,156
3.50%, 04/25/2031	1,000,000	983,044
4.00%, 05/25/2033	200,000	209,022
4.50%, 07/25/2038	221,172	229,031
5.00%, 10/25/2025	334,367	361,140
5.25%, 05/25/2039	172,050	178,897
5.50%, 03/25/2022 - 07/25/2040	2,998,626	3,253,123
6.00%, 03/25/2029	70,730	79,281
6.50%, 01/25/2032 - 07/25/2036	309,688	343,450
7.00%, 11/25/2041	306,509	352,162
22.52%, 06/25/2035 (C)	222,462	315,633
Fannie Mae REMIC, IO
5.00%, 08/25/2019	3,700,150	302,374
6.37%, 01/25/2041 (C)	673,858	134,806
6.44%, 08/25/2035 - 06/25/2036 (C)	1,166,487	186,480
6.54%, 03/25/2036 (C)	723,979	134,873
Fannie Mae REMIC, PO
12/25/2034 - 10/25/2043	1,067,541	880,176
Financing Corp. Fico, PO
Series 2011-75, Class FA
05/11/2018	2,500,000	2,304,392
Freddie Mac
0.57%, 03/25/2043 (C)	1,114,727	1,084,240
2.55%, 12/01/2031 (C)	53,357	57,509
3.00%, 07/01/2033	1,291,365	1,252,787
3.50%, 01/01/2032 - 04/01/2043	5,414,591	5,412,600
4.00%, 06/01/2042	471,532	480,623
4.01%, 07/01/2040 (C)	414,174	437,563
4.03%, 02/01/2036 (C)	149,179	159,375
4.50%, 03/01/2037 - 05/01/2041	1,925,385	2,031,258
5.00%, 02/01/2034	645,921	690,045
5.50%, 01/01/2024 - 07/15/2036	471,236	529,333
6.00%, 01/01/2024 - 01/01/2034	513,695	558,402
6.50%, 07/01/2017 - 11/01/2037	1,168,941	1,296,102

	Principal	Value
United States (continued)
Freddie Mac, IO
0.62%, 09/15/2042 (C)	$ 933,372	$ 926,341
0.67%, 08/15/2042 - 10/15/2042 (C)	931,119	925,884
0.72%, 07/15/2042 (C)	650,305	647,851
3.50%, 07/15/2042	1,116,443	1,117,151
Freddie Mac REMIC
0.57%, 07/15/2037 - 04/15/2039 (C)	1,284,657	1,279,232
0.62%, 03/15/2039 - 11/15/2039 (C)	2,703,128	2,705,815
3.00%, 04/15/2025 - 02/15/2026	892,238	927,598
3.50%, 05/15/2021 - 02/15/2026	2,663,000	2,660,816
4.00%, 12/15/2024 - 12/15/2041	2,904,568	2,917,983
4.50%, 02/15/2020 - 06/15/2025	1,270,526	1,348,747
5.00%, 07/15/2020 - 05/15/2041	1,799,696	1,937,544
5.30%, 01/15/2033	160,587	175,281
5.50%, 11/15/2023 - 07/15/2037	3,590,635	3,935,072
5.50%, 05/15/2041 (C)	444,659	465,588
5.72%, 10/15/2038 (C)	110,501	121,098
5.75%, 06/15/2035 - 08/15/2035	1,659,200	1,770,913
5.85%, 09/15/2035	594,847	636,142
6.00%, 04/15/2036	365,298	398,088
6.50%, 02/15/2032	132,630	142,062
14.07%, 09/15/2034 (C)	172,987	212,694
23.69%, 06/15/2035 (C)	120,874	177,196
Freddie Mac REMIC, IO
4.50%, 12/15/2024	222,723	17,914
5.00%, 10/15/2039	352,013	65,767
6.20%, 10/15/2037 (C)	821,485	115,209
Freddie Mac REMIC, PO
04/15/2020 - 01/15/2040	989,856	925,168
Ginnie Mae
0.51%, 12/20/2062 (C)	919,950	909,363
0.58%, 03/20/2063 (C)	486,036	481,242
0.62%, 03/20/2060 - 02/20/2063 (C)	1,773,766	1,768,062
0.64%, 03/20/2063 (C)	485,003	481,806
0.65%, 04/20/2063 (C)	978,981	972,947
0.72%, 04/20/2062 - 07/20/2062 (C)	685,923	684,813
0.82%, 05/20/2061 (C)	494,025	494,708
0.87%, 09/20/2063 (C)	1,491,749	1,499,394
1.65%, 01/20/2063 - 04/20/2063	2,520,845	2,449,249
1.75%, 03/20/2063	497,565	484,793
2.00%, 06/20/2062	931,075	929,302
3.50%, 05/20/2035	344,166	355,616
3.94%, 11/16/2042 (C)	455,057	460,500
4.00%, 09/16/2025	500,000	513,019
4.71%, 11/20/2042 (C)	919,584	966,742
5.00%, 04/20/2041	171,347	171,793
5.25%, 07/20/2060 (C)	592,719	666,411
5.50%, 01/16/2033	290,721	318,015
5.83%, 12/20/2038 (C)	257,167	279,012
6.00%, 02/15/2024 - 09/20/2038	1,854,009	2,068,378
22.69%, 04/20/2037 (C)	134,480	201,502
Ginnie Mae, IO
6.43%, 05/20/2041 (C)	302,441	56,169
7.50%, 04/20/2031	337,738	70,106
Ginnie Mae, PO
02/17/2033 - 01/20/2038	205,198	185,732
NCUA Guaranteed Notes Trust
Series 2010-C1, Class A2
2.90%, 10/29/2020	250,000	258,240

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
United States (continued)
NCUA Guaranteed Notes Trust (continued)
Series 2010-C1, Class APT
2.65%, 10/29/2020	$ 873,483	$ 897,360
Residual Funding Corp., PO
10/15/2019 - 10/15/2020	6,525,000	5,486,060
Tennessee Valley Authority
1.75%, 10/15/2018 (A)	171,000	169,938
5.25%, 09/15/2039	100,000	106,731
5.88%, 04/01/2036	425,000	492,330

Total U.S. Government Agency Obligations (cost $174,454,524)		170,930,681

FOREIGN GOVERNMENT OBLIGATIONS - 0.2%
Canada - 0.0% (D)
Province of Ontario Canada
0.95%, 05/26/2015	185,000	186,422
1.65%, 09/27/2019	87,000	83,503
Israel - 0.0% (D)
Israel Government AID Bond
Series 2 Zero Coupon, 11/01/2024	300,000	196,870
Mexico - 0.1%
Mexico Government International Bond
4.00%, 10/02/2023	226,000	223,740
Series 2012-1, Class A2
5.75%, 10/12/2110	70,000	64,750
Mexico Government International Bond,
Series MTN
4.75%, 03/08/2044	92,000	82,915
Supranational - 0.1%
African Development Bank
8.80%, 09/01/2019	130,000	167,838
Corp. Andina de Fomento
3.75%, 01/15/2016	64,000	66,541
International Bank for Reconstruction & Development
Series 2 Zero Coupon,
02/15/2016	300,000	294,884

Total Foreign Government Obligations (cost $1,407,553)		1,367,463

MORTGAGE-BACKED SECURITIES - 4.9%
Cayman Islands - 0.0% (D)
VFC LLC
Series 2013-1, Class A
3.13%, 03/20/2026 - 144A	198,577	199,752
United States - 4.9%
A10 Securitization LLC
Series 2012-1, Class A
3.49%, 04/15/2024 - 144A	130,458	131,183
Series 2013-1, Class A
2.40%, 11/15/2025 - 144A	250,000	249,164
A10 Term Asset Financing LLC
Series 2013-2, Class A
2.62%, 11/15/2027 - 144A	573,000	570,302
Series 2013-2, Class B
4.38%, 11/15/2027 - 144A	250,000	247,309
AJAX Mortgage Loan Trust
Series 2013-A, Class A
3.50%, 02/25/2051 - 144A (C)	451,175	446,161

	Principal	Value
United States (continued)
AJAX Mortgage Loan Trust (continued)
Series 2013-B, Class A1
3.75%, 02/25/2051 - 144A (C)	$ 896,081	$ 905,484
American General Mortgage Loan Trust
Series 2010-1A, Class A2
5.65%, 03/25/2058 - 144A (C)	100,000	102,335
American Tower Trust I
Series 2013-1A, Class 1A
1.55%, 03/15/2043 - 144A	75,000	73,198
ASG Resecuritization Trust
Series 2009-4, Class A60
6.00%, 06/28/2037 - 144A	48,169	49,088
Banc of America Funding Corp.
Series 2005-E, Class 4A1
2.67%, 03/20/2035 (C)	183,017	183,872
Series 2010-R5, Class 1A1
5.50%, 10/26/2037 - 144A	68,660	69,903
Series 2012-R6, Class 1A1
3.00%, 10/26/2039 - 144A	251,555	250,012
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2006-5, Class A4
5.41%, 09/10/2047	75,000	81,378
Banc of America Mortgage Securities, Inc.
Series 2003-J, Class 3A2
2.75%, 11/25/2033 (C)	155,657	155,316
Series 2004-5, Class 2A2
5.50%, 06/25/2034	109,069	113,099
Series 2004-6, Class 1A3
5.50%, 05/25/2034	135,681	141,894
Banc of America Re-REMIC Trust
Series 2012-PARK, Class A
2.96%, 12/10/2030 - 144A	100,000	93,659
BB-UBS Trust
Series 2012-SHOW, Class A
3.43%, 11/05/2036 - 144A	500,000	458,274
Series 2012-TFT, Class A
2.89%, 06/05/2030 - 144A	250,000	235,500
BCAP LLC Trust
Series 2010-RR4, Class 12A1
4.00%, 07/26/2036 - 144A (C)	51,257	51,400
Series 2011-R11, Class 24A5
3.00%, 08/26/2022 - 144A (C)	192,112	193,161
Series 2011-R11, Class 25A5
4.00%, 08/26/2021 - 144A (C)	253,012	258,031
Series 2011-RR5, Class 11A3
0.32%, 05/28/2036 - 144A (C)	74,789	69,454
Series 2011-RR5, Class 14A3
2.66%, 07/26/2036 - 144A (C)	49,333	49,117
Series 2012-RR10, Class 1A1
0.40%, 02/26/2037 - 144A (C)	375,848	354,291
Series 2012-RR10, Class 3A1
0.36%, 05/26/2036 - 144A (C)	358,235	336,043
Series 2012-RR3, Class 2A5
2.26%, 05/26/2037 - 144A (C)	273,476	270,032
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-4, Class 3A1
2.47%, 07/25/2033 (C)	64,106	63,132
Bear Stearns Commercial Mortgage Securities
Series 2004-PWR4, Class A3
5.47%, 06/11/2041 (C)	58,245	58,578

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
United States (continued)
Bear Stearns Commercial Mortgage Securities, IO
Series 2005-PWR8, Class X1
0.75%, 06/11/2041 - 144A (C)	$ 2,267,532	$ 19,839
CAM Mortgage Trust
Series 2013-1, Class A
3.97%, 11/25/2057 - 144A (C)	105,502	105,040
CD Commercial Mortgage Trust
Series 2005-CD1, Class AJ
5.22%, 07/15/2044 (C)	100,000	105,087
CD Commercial Mortgage Trust, IO
Series 2007-CD4, Class XC
0.17%, 12/11/2049 - 144A (C)	7,597,030	72,514
Chase Mortgage Finance Corp.
Series 2004-S3, Class 2A5
5.50%, 03/25/2034	80,295	82,221
Series 2007-A1, Class 1A3
2.72%, 02/25/2037 (C)	133,109	132,381
Series 2007-A2, Class 2A1
2.66%, 07/25/2037 (C)	51,546	51,431
Citicorp Mortgage Securities, Inc.
Series 2004-3, Class A5
5.25%, 05/25/2034	178,662	186,586
Citigroup Commercial Mortgage Trust
2.11%, 01/12/2018	97,748	97,990
Series 2006-C5, Class A4
5.43%, 10/15/2049	100,000	109,107
Citigroup Mortgage Loan Trust, Inc.
Series 2008-AR4, Class 1A1A
2.89%, 11/25/2038 - 144A (C)	101,421	102,222
Series 2010-8, Class 5A6
4.00%, 11/25/2036 - 144A	422,748	426,315
Series 2011-10, Class 4A1
0.36%, 02/25/2046 - 144A (C)	45,627	44,009
Series 2012-A, Class A
2.50%, 06/25/2051 - 144A	124,967	117,317
Commercial Mortgage Asset Trust
Series 1999-C1, Class D
7.08%, 01/17/2032 (C)	76,250	76,474
Commercial Mortgage Pass-Through Certificates
2.99%, 04/12/2035	156,000	143,680
Series 2012-9W57, Class A
2.37%, 02/10/2029 - 144A	400,000	409,262
Series 2012-MVP, Class A
2.11%, 11/17/2026 - 144A (C)	98,661	98,788
Series 2013-300P, Class A1
4.35%, 08/10/2030 - 144A	500,000	507,405
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2003-39, Class A6
5.00%, 10/25/2033	86,893	89,511
Series 2003-49, Class A6
2.58%, 12/19/2033 (C)	10,897	10,906
Series 2004-3, Class A26
5.50%, 04/25/2034	97,326	99,182
Series 2004-3, Class A4
5.75%, 04/25/2034	77,861	79,559
Credit Suisse Commercial Mortgage Trust
Series 2006-C2, Class A3
5.67%, 03/15/2039 (C)	100,000	107,601

	Principal	Value
United States (continued)
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-21, Class 1A4
5.25%, 09/25/2033	$ 85,261	$ 88,057
Series 2004-4, Class 2A4
5.50%, 09/25/2034	253,270	270,918
Credit Suisse Mortgage Capital Certificates
Series 2010-11R, Class A6
1.16%, 06/28/2047 - 144A (C)	804,247	768,191
Series 2011-16R, Class 7A3
3.50%, 12/27/2036 - 144A (C)	193,901	196,190
Series 2011-1R, Class A1
1.16%, 02/27/2047 - 144A (C)	92,095	91,802
Series 2011-6R, Class 3A1
3.60%, 07/28/2036 - 144A (C)	57,679	57,785
Series 2011-7R, Class A1
1.41%, 08/28/2047 - 144A (C)	64,977	64,847
Series 2011-9R, Class A1
2.16%, 03/27/2046 - 144A (C)	122,225	122,468
Series 2012-3R, Class 1A1
3.25%, 07/27/2037 - 144A (C)	156,369	155,939
CW Capital Cobalt, Ltd.
Series 2006-C1, Class A4
5.22%, 08/15/2048	75,000	80,924
Series 2006-C1, Class AM
5.25%, 08/15/2048	300,000	308,061
DBRR Trust
Series 2012-EZ1, Class A
0.95%, 09/25/2045 - 144A	49,147	49,149
Series 2013-EZ2, Class A
0.85%, 02/25/2045 - 144A (C)	455,248	453,767
Series 2013-EZ3, Class A
1.64%, 12/18/2049 - 144A (C)	425,675	426,340
Deutsche Mortgage Securities, Inc.
Series 2009-RS2, Class 4A1
0.60%, 04/26/2037 - 144A (C)	10,469	10,356
FDIC Trust
Series 2013-N1, Class A
4.50%, 10/25/2018 - 144A	145,357	146,948
Fontainebleau Miami Beach Trust
Series 2012-FBLU, Class A
2.89%, 05/05/2027 - 144A	191,079	192,931
GMAC Mortgage Corp., Loan Trust
Series 2004-J5, Class A7
6.50%, 01/25/2035	53,556	56,990
Greenwich Capital Commercial Funding Corp.
Series 2006-GG7, Class A4
5.82%, 07/10/2038	294,564	321,767
Series 2006-GG7, Class AM
5.82%, 07/10/2038 (C)	50,000	54,584
GS Mortgage Securities Trust
Series 2013-NYC5, Class A
2.32%, 01/10/2030 - 144A	100,000	100,041
GSMPS Mortgage Loan Trust
Series 2005-RP3, Class 1AF
0.52%, 09/25/2035 - 144A (C)	97,636	81,018
GSR Mortgage Loan Trust
Series 2003-10, Class 1A1
2.54%, 10/25/2033 (C)	59,772	59,649

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
United States (continued)
GSR Mortgage Loan Trust (continued)
Series 2004-6F, Class 2A4
5.50%, 05/25/2034	$ 146,328	$ 153,326
Series 2004-8F, Class 2A3
6.00%, 09/25/2034	81,202	84,880
Impac CMB Trust
Series 2005-4, Class 2A1
0.47%, 05/25/2035 (C)	87,297	87,370
Impac Secured Assets CMN Owner Trust
Series 2003-3, Class A1
4.77%, 08/25/2033 (C)	127,880	130,713
Series 2006-1, Class 2A1
0.52%, 05/25/2036 (C)	132,498	130,574
Series 2006-2, Class 2A1
0.52%, 08/25/2036 (C)	52,876	51,269
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2004-CB8, Class A4
4.40%, 01/12/2039	33,226	33,231
Series 2004-CB9, Class A4
5.57%, 06/12/2041 (C)	87,079	88,588
Series 2006-CB15, Class A4
5.81%, 06/12/2043 (C)	94,241	101,674
Series 2006-CB16, Class A4
5.55%, 05/12/2045	121,630	132,118
Series 2006-LDP9, Class A3SF
0.32%, 05/15/2047 (C)	60,171	60,151
Series 2007-C1, Class A4
5.72%, 02/15/2051	300,000	329,231
JPMorgan Chase Commercial Mortgage Securities Corp., IO
Series 2006-LDP8, Class X
0.55%, 05/15/2045 (C)	2,936,648	38,728
JPMorgan Mortgage Trust
Series 2004-A1, Class 1A1
2.30%, 02/25/2034 (C)	41,467	40,746
Series 2006-A2, Class 5A3
2.55%, 11/25/2033 (C)	97,102	97,726
Ladder Capital Commercial Mortgage Trust
Series 2013-GCP, Class A2
3.99%, 02/15/2036 - 144A	192,000	175,084
LB-UBS Commercial Mortgage Trust
Series 2004-C2, Class A4
4.37%, 03/15/2036	24,029	24,070
Series 2007-C2, Class A3
5.43%, 02/15/2040	165,786	182,631
LVII Resecuritization Trust
Series 2009-2, Class M3
5.29%, 09/27/2037 - 144A (C)	200,000	206,049
Series 2009-3, Class M3
5.74%, 11/27/2037 - 144A (C)	100,000	102,152
Master Seasoned Securities Trust
Series 2004-2, Class A2
6.50%, 08/25/2032	236,330	261,499
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1
2.64%, 04/21/2034 (C)	170,328	174,447
Series 2004-13, Class 3A7
2.62%, 11/21/2034 (C)	80,895	82,715

	Principal	Value
United States (continued)
MASTR Alternative Loan Trust
Series 2004-4, Class 1A1
5.50%, 05/25/2034	$ 106,238	$ 111,376
MASTR Alternative Loan Trust, PO
Series 2003-8, Class 15
11/25/2018	246,344	237,782
MASTR Alternative Loans Trust
Series 2004-5, Class 5A1
4.75%, 06/25/2019	53,567	54,201
MASTR Asset Securitization Trust
Series 2003-10, Class 3A1
5.50%, 11/25/2033	90,317	95,708
Series 2003-11, Class 9A6
5.25%, 12/25/2033	149,193	155,458
Series 2003-7, Class 1A1
5.50%, 09/25/2033	181,519	185,800
Merrill Lynch Mortgage Investors Trust
Series 2003-E, Class A1
0.79%, 10/25/2028 (C)	190,198	183,966
Series 2003-H, Class A1
0.81%, 01/25/2029 (C)	211,163	207,212
Series 2004-A, Class A1
0.63%, 04/25/2029 (C)	301,569	282,662
ML-CFC Commercial Mortgage Trust, IO
Series 2006-4, Class XC
0.19%, 12/12/2049 - 144A (C)	2,202,085	25,350
Morgan Stanley Capital I Trust
Series 2004-HQ4, Class A7
4.97%, 04/14/2040	103,770	105,039
Morgan Stanley Capital I Trust, IO
Series 2006-IQ12, Class X1
0.13%, 12/15/2043 - 144A (C)	2,722,761	35,194
Series 2007-HQ11, Class X
0.22%, 02/12/2044 - 144A (C)	4,573,420	23,462
Morgan Stanley Re-REMIC Trust
Series 2011-IO, Class A
2.50%, 03/23/2051 - 144A	48,791	49,415
Series 2012-IO, Class AXA
1.00%, 03/27/2051 - 144A	204,513	204,501
Series 2012-XA, Class A
2.00%, 07/27/2049 - 144A	633,805	638,876
Series 2012-XA, Class B
0.25%, 07/27/2049 - 144A (E)	200,000	165,000
Morgan Stanley Re-REMIC Trust, PO
Series 2009-IO, Class B
07/17/2056 - 144A	173,468	170,692
NorthStar Mortgage Trust
Series 2012-1, Class A
1.37%, 08/25/2029 - 144A (C)	224,192	224,275
ORES NPL LLC
Series 2013-LV2, Class A
3.08%, 09/25/2025 - 144A	338,103	338,123
Provident Funding Mortgage Loan Trust
Series 2005-1, Class 2A1
2.66%, 05/25/2035 (C)	90,927	91,625
RALI Trust
Series 2003-QS13, Class A2
4.00%, 07/25/2033	454,753	426,016

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
United States (continued)
RALI Trust (continued)
Series 2003-QS13, Class A5
0.82%, 07/25/2033 (C)	$ 185,772	$ 174,035
Series 2004-QA4, Class NB3
3.76%, 09/25/2034 (C)	67,969	65,522
RAMP Trust
Series 2004-RS11, Class M1
0.79%, 11/25/2034 (C)	212,222	206,239
Series 2004-RZ1, Class M1
4.32%, 03/25/2034 (C)	201,356	199,211
Series 2006-RZ1, Class A3
0.47%, 03/25/2036 (C)	269,677	254,001
RBSCF Trust
Series 2013-SMV, Class A
3.26%, 03/11/2031 - 144A	160,000	146,569
RCMC LLC
Series 2012-CRE1, Class A
5.62%, 11/15/2044 - 144A	223,721	223,925
Sequoia Mortgage Trust
Series 10, Class 1A
0.97%, 10/20/2027 (C)	175,667	168,453
Series 2003-1, Class 1A
0.93%, 04/20/2033 (C)	403,447	395,531
Series 2003-2, Class A1
0.83%, 06/20/2033 (C)	146,001	140,561
Series 2004-11, Class A1
0.47%, 12/20/2034 (C)	130,446	126,442
Series 2004-5, Class A2
0.69%, 06/20/2034 (C)	394,310	375,218
Series 2004-8, Class A1
0.87%, 09/20/2034 (C)	511,463	477,820
Series 2004-9, Class A1
0.51%, 10/20/2034 (C)	467,274	434,262
Springleaf Mortgage Loan Trust
Series 2011-1A, Class A1
4.05%, 01/25/2058 - 144A (C)	52,234	54,284
Series 2011-1A, Class A2
5.45%, 01/25/2058 - 144A (C)	200,000	216,750
Series 2012-1A, Class A
2.67%, 09/25/2057 - 144A (C)	99,728	101,903
Series 2012-1A, Class M3
6.00%, 09/25/2057 - 144A (C)	150,000	157,243
Series 2012-2A, Class A
2.22%, 10/25/2057 - 144A (C)	326,224	332,333
Series 2012-2A, Class M2
4.61%, 10/25/2057 - 144A (C)	500,000	511,992
Series 2012-2A, Class M4
6.00%, 10/25/2057 - 144A (C)	100,000	104,894
Series 2012-3A, Class A
1.57%, 12/25/2059 - 144A (C)	296,505	295,338
Series 2012-3A, Class M1
2.66%, 12/25/2059 - 144A (C)	100,000	98,949
Series 2013-1A, Class A
1.27%, 06/25/2058 - 144A (C)	367,466	366,544
Series 2013-1A, Class M1
2.31%, 06/25/2058 - 144A (C)	207,000	200,256
Series 2013-1A, Class M2
3.14%, 06/25/2058 - 144A (C)	144,000	140,033

	Principal	Value
United States (continued)
Springleaf Mortgage Loan Trust (continued)
Series 2013-1A, Class M3
3.79%, 06/25/2058 - 144A (C)	$ 159,000	$ 151,116
Series 2013-2A, Class A
1.78%, 12/25/2065 - 144A (C)	589,993	588,337
Series 2013-2A, Class M1
3.52%, 12/25/2065 - 144A (C)	156,000	153,411
Series 2013-2A, Class M2
4.48%, 12/25/2065 - 144A (C)	350,000	344,686
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-4, Class 5A
4.70%, 04/25/2034 (C)	33,505	32,271
Series 2004-6, Class 5A4
4.81%, 06/25/2034 (C)	64,172	63,880
Structured Asset Mortgage Investments, Inc.
Series 2004-AR5, Class 1A1
0.83%, 10/19/2034 (C)	80,158	76,244
Series 2005-AR5, Class A3
0.42%, 07/19/2035 (C)	338,217	331,053
Thornburg Mortgage Securities Trust
Series 2003-4, Class A1
0.81%, 09/25/2043 (C)	113,940	109,319
Series 2004-3, Class A
0.91%, 09/25/2044 (C)	270,648	259,032
UBS-BAMLL Trust
Series 2012-WRM, Class A
3.66%, 06/10/2030 - 144A	174,000	165,310
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A4
3.53%, 05/10/2063	104,000	102,800
Series 2013-C6, Class A4
3.24%, 04/10/2046	286,000	273,572
UBS-Barclays Commercial Mortgage Trust, IO
Series 2012-C2, Class XA
1.79%, 05/10/2063 - 144A (C)	764,441	67,936
Vericrest Opportunity Loan Transferee
Series 2013-1A, Class A
3.11%, 11/25/2050 - 144A (C)	179,597	180,890
VNO Mortgage Trust
Series 2012-6AVE, Class A
3.00%, 11/15/2030 - 144A	194,235	181,116
Series 2013-PENN, Class A
3.81%, 12/13/2029 - 144A	400,000	408,928
VOLT NPL X LLC
Series 2013-NPL4, Class A1
3.96%, 11/25/2053 (C)	166,736	166,788
Wachovia Bank Commercial Mortgage Trust
Series 2004-C11, Class A5
5.22%, 01/15/2041 (C)	68,454	68,491
Series 2005-C22, Class A4
5.29%, 12/15/2044 (C)	250,000	266,125
Wachovia Bank Commercial Mortgage Trust, IO
Series 2006-C24, Class XC
0.10%, 03/15/2045 - 144A (C)	10,413,147	32,885
WaMu Mortgage Pass-Through Certificates
Series 2003-AR10, Class A7
2.43%, 10/25/2033 (C)	89,926	91,399
Series 2003-AR11, Class A6
2.45%, 10/25/2033 (C)	164,775	165,710

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
United States (continued)
WaMu Mortgage Pass-Through Certificates (continued)
Series 2003-AR5, Class A7
2.45%, 06/25/2033 (C)	$ 141,339	$ 139,516
Series 2003-AR6, Class A1
2.44%, 06/25/2033 (C)	193,039	195,517
Series 2003-AR7, Class A7
2.30%, 08/25/2033 (C)	177,616	178,150
Series 2003-S3, Class 1A4
5.50%, 06/25/2033	77,288	78,438
Series 2004-CB2, Class 7A
5.50%, 08/25/2019	67,526	69,973
Series 2004-CB3, Class 3A
5.50%, 10/25/2019	82,265	86,340
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class A
2.71%, 03/18/2028 - 144A (C)	400,000	386,419
Wells Fargo Mortgage Backed Securities Trust
Series 2003-G, Class A1
2.49%, 06/25/2033 (C)	139,829	140,633
Series 2004-EE, Class 3A2
2.70%, 12/25/2034 (C)	494,577	498,528
Series 2004-I, Class 1A1
2.65%, 07/25/2034 (C)	351,038	350,690
Series 2004-P, Class 2A1
2.61%, 09/25/2034 (C)	164,912	166,475
Series 2004-R, Class 2A1
2.62%, 09/25/2034 (C)	84,479	85,920
Series 2005-AR8, Class 2A1
2.66%, 06/25/2035 (C)	63,536	64,394
Series 2005-AR9, Class 2A1
2.64%, 10/25/2033 (C)	65,637	65,835
Wells Fargo Mortgage Loan Trust
Series 2012-RR1, Class A1
2.85%, 08/27/2037 - 144A (C)	302,680	304,165
Wells Fargo Re-REMIC Trust
Series 2012-IO, Class A
1.75%, 08/20/2021 - 144A	247,398	245,914
WF-RBS Commercial Mortgage Trust
Series 2011-C3, Class A4
4.38%, 03/15/2044 - 144A	100,000	105,219
Series 2012-C6, Class A4
3.44%, 04/15/2045	200,000	199,279

Total Mortgage-Backed Securities (cost $34,024,097)		34,284,988

ASSET-BACKED SECURITIES - 3.8%
Ireland - 0.1%
Trafigura Securitisation Finance PLC
Series 2012-1A, Class A
2.57%, 10/15/2015 - 144A (C)	229,000	232,149
United States - 3.7%
Aames Mortgage Investment Trust
Series 2005-3, Class M1
0.70%, 08/25/2035 - 144A (C)	302,443	256,077
Academic Loan Funding Trust
Series 2012-1A, Class A1
0.97%, 12/27/2022 - 144A (C)	122,326	123,419
Series 2013-1A, Class A
0.97%, 12/26/2044 - 144A (C)	500,000	496,262

	Principal	Value
United States (continued)
Ally Auto Receivables Trust
Series 2012-1, Class A3
0.93%, 02/16/2016 (C)	$ 59,131	$ 59,292
Series 2012-3, Class A3
0.85%, 08/15/2016 - 144A	104,000	104,282
Series 2013-2, Class A3
0.79%, 01/15/2018	402,000	401,634
Series 2013-2, Class A4
1.24%, 11/15/2018	120,000	119,304
Series 2013-SN1, Class A3
0.72%, 05/20/2016	300,000	300,151
American Credit Acceptance Receivables Trust
Series 2012-1, Class A2
3.04%, 10/15/2015 - 144A	7,850	7,866
Series 2012-2, Class A
1.89%, 07/15/2016 - 144A	69,368	69,592
Series 2012-3, Class A
1.64%, 11/15/2016 - 144A	65,239	65,365
Series 2013-1, Class A
1.45%, 04/16/2018 - 144A	227,865	227,640
Series 2013-2, Class A
1.32%, 02/15/2017 - 144A	300,355	300,426
AmeriCredit Automobile Receivables Trust
Series 2011-4, Class A3
1.17%, 05/09/2016	48,219	48,286
Series 2011-5, Class A3
1.55%, 07/08/2016	78,410	78,641
Series 2012-1, Class A2
0.91%, 10/08/2015	18,704	18,705
Series 2012-3, Class A2
0.71%, 12/08/2015	34,583	34,592
Series 2012-3, Class A3
0.96%, 01/09/2017	62,000	62,219
Series 2012-4, Class A2
0.49%, 04/08/2016	55,164	55,147
Series 2013-1, Class A2
0.49%, 06/08/2016	63,930	63,902
Series 2013-1, Class A3
0.61%, 10/10/2017	26,000	25,954
AXIS Equipment Finance Receivables II LLC
Series 2013-1A, Class A
1.75%, 03/20/2017 - 144A	354,763	356,542
Bank of America Auto Trust
Series 2012-1, Class A3
0.78%, 06/15/2016	91,591	91,801
BMW Vehicle Lease Trust
Series 2012-1, Class A3
0.75%, 02/20/2015	76,887	76,938
Series 2013-1, Class A2
0.40%, 01/20/2015	110,324	110,306
Series 2013-1, Class A3
0.54%, 09/21/2015	48,000	48,015
BMW Vehicle Owner Trust
Series 2013-A, Class A3
0.67%, 11/27/2017	170,000	170,158
BXG Receivables Note Trust
Series 2012-A, Class A
2.66%, 12/02/2027 - 144A	87,788	86,641

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
United States (continued)
Cabela’s Master Credit Card Trust
Series 2012-1A, Class A1
1.63%, 02/18/2020 - 144A	$ 100,000	$ 100,880
Capital Auto Receivables Asset Trust
Series 2013-1, Class A2
0.62%, 07/20/2016	106,000	105,981
Series 2013-3, Class A1B
0.60%, 11/20/2015 (C)	250,000	250,138
Series 2013-4, Class A3
1.09%, 03/20/2018	431,000	429,383
Carfinance Capital Auto Trust
Series 2013-2A, Class A
1.75%, 11/15/2017 - 144A	107,704	107,701
CarMax Auto Owner Trust
Series 2013-1, Class A3
0.60%, 10/16/2017	226,000	225,884
Series 2013-4, Class A3
0.80%, 07/16/2018	154,000	153,769
Series 2013-4, Class A4
1.28%, 05/15/2019	83,000	82,435
Chase Funding Mortgage Loan Asset-Backed Certificates
Series 2003-2, Class 2A2
0.73%, 02/25/2033 (C)	117,882	110,284
CNH Equipment Trust
Series 2011-A, Class A3
1.20%, 05/16/2016	8,912	8,919
Series 2011-A, Class A4
2.04%, 10/17/2016	53,000	53,676
Series 2012-A, Class A3
0.94%, 05/15/2017	71,003	71,184
Concord Funding Co. LLC
Series 2012-2, Class A
3.15%, 01/15/2017 - 144A	400,000	400,000
Series 2013-1, Class A
2.42%, 02/15/2015 - 144A	150,000	146,250
CPS Auto Trust
Series 2011-B, Class A
3.68%, 09/17/2018 - 144A	71,926	73,427
Series 2011-C, Class A
4.21%, 03/15/2019 - 144A	43,558	44,610
Series 2012-A, Class A
2.78%, 06/17/2019 - 144A	38,281	38,620
Series 2012-B, Class A
2.52%, 09/16/2019 - 144A	164,630	165,514
Series 2012-C, Class A
1.82%, 12/16/2019 - 144A	80,438	80,073
Series 2012-D, Class A
1.48%, 03/16/2020 - 144A	70,656	69,908
Series 2013-A, Class A
1.31%, 06/15/2020 - 144A	154,994	152,531
Series 2013-C, Class A
1.64%, 04/16/2018 - 144A	519,629	519,986
Series 2013-D, Class A
1.54%, 07/16/2018 - 144A	821,000	820,319
CVS Pass-Through Trust
5.93%, 01/10/2034 - 144A	53,483	58,289
DT Auto Owner Trust
Series 2012-2A, Class A
0.91%, 11/16/2015 - 144A	6,580	6,580

	Principal	Value
United States (continued)
Exeter Automobile Receivables Trust
Series 2012-2A, Class A
1.30%, 06/15/2017 - 144A	$ 76,234	$ 76,380
Series 2013-2A, Class A
1.49%, 11/15/2017 - 144A	331,125	332,321
Fifth Third Auto Trust
Series 2013-1, Class A3
0.88%, 10/16/2017	209,000	209,594
First Investors Auto Owner Trust
Series 2012-2A, Class A2
1.47%, 05/15/2018 - 144A	84,065	84,503
Series 2013-1A, Class A2
0.90%, 10/15/2018 - 144A	46,581	46,602
Flagship Credit Auto Trust
Series 2013-1, Class A
1.32%, 04/16/2018 - 144A	256,244	255,825
Series 2013-2, Class A
1.94%, 01/15/2019 - 144A	474,270	474,231
Ford Credit Auto Lease Trust
Series 2013-B, Class A3
0.76%, 09/15/2016	336,000	336,459
Series 2013-B, Class A4
0.96%, 10/15/2016	125,000	124,984
Ford Credit Auto Owner Trust
Series 2012-A, Class A3
0.84%, 08/15/2016	66,685	66,822
Series 2012-B, Class A3
0.72%, 12/15/2016	85,656	85,795
Ford Credit Floorplan Master Owner Trust
Series 2013-1, Class A2
0.55%, 01/15/2018 (C)	112,000	112,138
Fortress Opportunities Residential Transaction
Series 2013-1A, Class A1N
3.96%, 10/25/2033 - 144A (C)	311,309	314,407
Series 2013-1A, Class AR
4.21%, 10/25/2018 - 144A (C)	149,052	149,093
GE Equipment Transportation LLC
Series 2012-2, Class A2
0.47%, 04/24/2015	32,250	32,246
GMAT Trust
Series 2013-1A, Class A
3.97%, 11/25/2043 - 144A (C)	352,717	352,311
HLSS Servicer Advance Receivables Backed Notes
Series 2012-T2, Class A2
1.99%, 10/15/2045 - 144A	146,000	146,964
Series 2013-T1, Class A1
0.90%, 01/15/2044 - 144A	321,000	321,000
Series 2013-T1, Class A2
1.50%, 01/16/2046 - 144A	210,000	209,223
Series 2013-T1, Class B2
1.74%, 01/16/2046 - 144A	124,000	124,161
Series 2013-T4, Class AT4
1.18%, 08/15/2044 - 144A	372,000	371,554
Series 2013-T7, Class A7
1.98%, 11/15/2046 - 144A	428,000	427,272
Honda Auto Receivables Owner Trust
Series 2012-1, Class A3
0.77%, 01/15/2016	78,526	78,708

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
United States (continued)
Honda Auto Receivables Owner Trust (continued)
Series 2012-1, Class A4
0.97%, 04/16/2018	$ 79,000	$ 79,493
Series 2012-2, Class A3
0.70%, 02/16/2016 (C)	83,000	83,166
Series 2013-1, Class A2
0.35%, 06/22/2015	120,042	120,042
Series 2013-4, Class A3
0.69%, 09/18/2017	382,000	382,297
Series 2013-4, Class A4
1.04%, 02/18/2020	140,000	139,640
Huntington Auto Trust
Series 2012-1, Class A3
0.81%, 09/15/2016	81,684	81,885
Hyundai Auto Receivables Trust
Series 2011-B, Class A4
1.65%, 02/15/2017	57,000	57,499
Series 2012-A, Class A3
0.72%, 03/15/2016	57,607	57,697
Series 2012-B, Class A3
0.62%, 09/15/2016	84,218	84,333
Series 2013-A, Class A4
0.75%, 09/17/2018	200,000	198,770
John Deere Owner Trust
Series 2012-B, Class A2
0.43%, 02/17/2015	40,286	40,287
Series 2012-B, Class A4
0.69%, 01/15/2019	182,000	181,486
KGS Alpha SBA Coof Trust, IO
1.80%, 03/25/2039	2,286,626	133,267
Macquarie Equipment Funding Trust
Series 2012-A, Class A2
0.61%, 04/20/2015 - 144A	163,667	163,314
Madison Avenue Manufactured Housing Contract
Series 2002-A, Class M2
2.42%, 03/25/2032 (C)	188,653	188,483
Mercedes-Benz Auto Receivables Trust
Series 2011-1, Class A3
0.85%, 03/16/2015	13,338	13,347
Series 2012-1, Class A2
0.37%, 03/16/2015	21,087	21,088
MMCA Automobile Trust
Series 2012-A, Class A4
1.57%, 08/15/2017 - 144A	250,000	251,339
Nationstar Agency Advance Funding Trust
Series T1A, Class AT1
1.00%, 02/15/2045 - 144A	169,000	168,103
Series T2A, Class AT2
1.89%, 02/18/2048 - 144A	100,000	97,461
Navitas Equipment Receivables LLC
Series 2013-1, Class A
1.95%, 11/15/2016 - 144A	188,085	188,022
Nissan Auto Lease Trust
Series 2012-B, Class A2A
0.45%, 06/15/2015	93,986	93,976
Series 2013-B, Class A3
0.75%, 06/15/2016	142,459	142,475

	Principal	Value
United States (continued)
Normandy Mortgage Loan Trust
Series 2013-NPL3, Class A
4.95%, 09/16/2043 - 144A	$ 1,193,354	$ 1,193,354
NYMT Residential, LLC
Series 2012-RP1A
4.25%, 12/25/2017 - 144A (C)	400,000	400,000
Park Place Securities, Inc.
Series 2004-MCW1, Class M1
1.10%, 10/25/2034 (C)	175,583	174,402
PennyMac Loan Trust
Series 2012-NPL1, Class A
3.42%, 05/28/2052 - 144A (C)	54,534	54,274
RBSHD Trust
Series 2013-1A, Class A
4.69%, 10/25/2047 - 144A (C)	500,000	502,119
Real Estate Asset Trust
Series 2013-1A, Class A1
3.23%, 05/25/2052 - 144A (C)	326,205	326,205
Series 2013-2A, Class A1
3.82%, 07/25/2043 - 144A (C)	157,758	158,547
RMAT
Series 2012-1A, Class A1
2.73%, 08/26/2052 - 144A (C)	89,818	90,245
Santander Drive Auto Receivables Trust
Series 2010-A, Class A4
2.39%, 06/15/2017 - 144A	100,000	100,763
Series 2011-1, Class B
2.35%, 11/16/2015	118,766	119,305
Series 2011-S2A, Class B
2.06%, 06/15/2017 - 144A	6,161	6,161
Series 2011-S2A, Class D
3.35%, 06/15/2017 - 144A	691	693
Series 2012-1, Class A3
1.49%, 10/15/2015	50,099	50,175
Series 2012-2, Class A2
0.91%, 05/15/2015	76	76
Series 2012-2, Class A3
1.22%, 12/15/2015	40,000	40,062
Series 2012-3, Class A3
1.08%, 04/15/2016	28,464	28,517
Series 2012-5, Class A2
0.57%, 12/15/2015	29,982	29,984
Series 2012-5, Class A3
0.83%, 12/15/2016	120,000	120,025
Series 2013-1, Class A2
0.48%, 02/16/2016	94,675	94,672
SNAAC Auto Receivables Trust
Series 2012-1A, Class A
1.78%, 06/15/2016 - 144A	4,946	4,953
Series 2013-1A, Class A
1.14%, 07/16/2018 - 144A	49,778	49,737
Soundview Home Equity Loan Trust
Series 2003-2, Class M2
2.64%, 11/25/2033 (C)	122,083	115,465
SpringCastle America Funding LLC
Series 2013-1A, Class A
3.75%, 04/03/2021 - 144A	564,898	566,310

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
United States (continued)
Springleaf Funding Trust
Series 2013-AA, Class A
2.58%, 09/15/2021 - 144A	$ 1,000,000	$ 998,545
Stanwich Mortgage Loan Trust
Series 2012-NPL4, Class A
2.98%, 09/15/2042 - 144A	193,255	193,964
Series 2012-NPL5, Class A
2.98%, 10/18/2042 - 144A	211,916	211,810
Series 2013-NPL1, Class A
2.98%, 02/16/2043 - 144A	346,325	349,673
Series 2013-NPL2, Class A
3.23%, 04/16/2059 - 144A	365,238	359,726
Structured Asset Securities Corp.
Series 2003-15A, Class 2A1
2.41%, 04/25/2033 (C)	109,928	107,824
Series 2003-30, Class 1A5
5.50%, 10/25/2033	81,302	84,324
Series 2003-37A, Class 2A
3.54%, 12/25/2033 (C)	18,820	18,706
United Auto Credit Securitization Trust
Series 2012-1, Class A2
1.10%, 03/16/2015 - 144A	33,249	33,246
USAA Auto Owner Trust
Series 2012-1, Class A2
0.38%, 06/15/2015	7,704	7,703
Vericrest Opportunity Loan Transferee
Series 2013-NPL6, Class A1
3.63%, 03/25/2054 - 144A (C)	750,000	746,752
Series 2013-NPL7, Class A1
3.63%, 11/25/2053 - 144A (C)	630,000	627,637
Series 2013-RLF1, Class A1
4.21%, 04/25/2052 - 144A (C)	296,856	296,990
Volkswagen Auto Loan Enhanced Trust
Series 2012-1, Class A3
0.85%, 08/22/2016	102,150	102,436
VOLT NPL IX LLC
Series 2013-NPL3, Class A1
4.25%, 04/25/2053 - 144A (C)	446,816	446,282
VOLT XIX LLC
Series 2013-NPL5, Class A1
3.63%, 04/25/2055 - 144A (C)	436,831	435,156
Westgate Resorts LLC
Series 2012-1, Class A
4.50%, 09/20/2025 - 144A	134,005	135,806
Series 2012-2A, Class A
3.00%, 01/20/2025 - 144A	143,018	144,135
Series 2012-3A, Class A
2.50%, 03/20/2025 - 144A	164,944	165,614
World Omni Auto Receivables Trust
Series 2012-A, Class A2
0.52%, 06/15/2015	16,691	16,693
Series 2012-A, Class A3
0.64%, 02/15/2017	73,000	73,144
Series 2013-B, Class A3
0.83%, 08/15/2018	233,000	232,925
Series 2013-B, Class A4
1.32%, 01/15/2020	127,000	126,124
World Omni Automobile Lease Securitization Trust
Series 2012-A, Class A2
0.71%, 01/15/2015	11,295	11,298

	Principal	Value
United States (continued)
World Omni Automobile Lease Securitization Trust (continued)
Series 2012-A, Class A3
0.93%, 11/16/2015	$ 38,000	$ 38,103

Total Asset-Backed Securities (cost $26,155,537)		26,258,370

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.1%
United States - 0.1%
City of Los Angeles Department of Airports (Revenue Bonds)
6.58%, 05/15/2039	25,000	28,974
Ohio State University (Revenue Bonds)
4.80%, 06/01/2111	91,000	79,186
Port Authority of New York & New Jersey (Revenue Bonds)
4.46%, 10/01/2062	210,000	178,046
State of California - Build America Bonds (General Obligation Unlimited)
7.30%, 10/01/2039	80,000	100,607

Total Municipal Government Obligations (cost $435,351)		386,813

CORPORATE DEBT SECURITIES - 19.3%
Australia - 0.4%
Australia & New Zealand Banking Group, Ltd.
2.40%, 11/23/2016 - 144A	272,000	281,629
BHP Billiton Finance USA, Ltd.
2.05%, 09/30/2018 (A)	77,000	76,991
3.25%, 11/21/2021	80,000	79,526
4.13%, 02/24/2042	70,000	62,201
5.00%, 09/30/2043	225,000	228,767
Commonwealth Bank of Australia
2.25%, 03/16/2017 - 144A	250,000	257,071
Macquarie Bank, Ltd.
2.00%, 08/15/2016 - 144A	268,000	271,047
5.00%, 02/22/2017 - 144A	241,000	261,350
Macquarie Group, Ltd.
6.00%, 01/14/2020 - 144A	30,000	33,136
7.30%, 08/01/2014 - 144A	70,000	72,563
7.63%, 08/13/2019 - 144A	80,000	95,810
National Australia Bank, Ltd.
2.00%, 06/20/2017 - 144A	300,000	305,580
3.00%, 07/27/2016 - 144A	200,000	209,336
Rio Tinto Finance USA, Ltd.
3.75%, 09/20/2021	20,000	20,192
4.13%, 05/20/2021	80,000	82,983
Westpac Banking Corp.
2.45%, 11/28/2016 - 144A	200,000	207,460
Bermuda - 0.0% (D)
Ingersoll-Rand Global Holding Co., Ltd.
2.88%, 01/15/2019 - 144A	71,000	69,980
Weatherford International, Ltd.
6.75%, 09/15/2040	60,000	64,893
9.88%, 03/01/2039	90,000	126,000
Canada - 1.2%
Air Canada Pass-Through Trust
4.13%, 05/15/2025 - 144A	62,000	60,450
Anadarko Finance Co.
7.50%, 05/01/2031	190,000	231,004
Bank of Montreal,
Series MTN
1.40%, 09/11/2017	139,000	136,846

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Canada (continued)
Bank of Montreal, (continued)
1.45%, 04/09/2018	$ 370,000	$ 360,288
2.38%, 01/25/2019	100,000	99,710
2.55%, 11/06/2022	247,000	225,814
Bank of Nova Scotia
1.38%, 07/15/2016	330,000	333,631
1.38%, 12/18/2017 (A)	250,000	245,335
2.55%, 01/12/2017 (A)	100,000	103,711
Barrick Gold Corp.
5.25%, 04/01/2042	125,000	104,267
Burlington Resources Finance Co.
7.40%, 12/01/2031	150,000	194,472
Canadian Imperial Bank of Commerce
0.90%, 10/01/2015	45,000	45,247
1.55%, 01/23/2018	98,000	95,854
Canadian Natural Resources, Ltd.
5.70%, 05/15/2017	305,000	342,764
6.25%, 03/15/2038	30,000	33,616
6.45%, 06/30/2033	80,000	90,624
7.20%, 01/15/2032	50,000	59,908
Canadian Oil Sands, Ltd.
6.00%, 04/01/2042 - 144A	95,000	97,149
Canadian Pacific Railway Co.
7.13%, 10/15/2031	150,000	180,387
CDP Financial, Inc.
4.40%, 11/25/2019 - 144A	250,000	275,213
Cenovus Energy, Inc.
3.00%, 08/15/2022	93,000	87,210
4.45%, 09/15/2042	130,000	117,058
5.20%, 09/15/2043	70,000	69,417
6.75%, 11/15/2039	100,000	117,212
Enbridge, Inc.
4.00%, 10/01/2023 (A)	165,000	162,041
EnCana Corp.
6.50%, 08/15/2034	40,000	43,772
Hydro-Quebec
8.40%, 01/15/2022	40,000	52,272
9.40%, 02/01/2021	220,000	294,423
Petro-Canada
5.35%, 07/15/2033	50,000	50,944
Placer Dome, Inc.
6.45%, 10/15/2035	180,000	166,352
Rogers Communications, Inc.
4.10%, 10/01/2023 (A)	213,000	213,401
5.45%, 10/01/2043	118,000	121,075
Royal Bank of Canada
1.20%, 09/19/2017	246,000	243,745
2.00%, 10/01/2018	318,000	316,350
Royal Bank of Canada,
Series MTN
2.20%, 07/27/2018	305,000	306,239
2.30%, 07/20/2016	55,000	56,858
Suncor Energy, Inc.
5.95%, 12/01/2034	150,000	163,327
6.10%, 06/01/2018	450,000	520,181
6.50%, 06/15/2038	50,000	58,207
Talisman Energy, Inc.
5.50%, 05/15/2042	50,000	47,095
5.85%, 02/01/2037	60,000	57,973
6.25%, 02/01/2038	60,000	61,011
7.75%, 06/01/2019	40,000	47,907

	Principal	Value
Canada (continued)
Teck Resources, Ltd.
4.50%, 01/15/2021 (A)	$ 100,000	$ 100,744
Thomson Reuters Corp.
3.95%, 09/30/2021	346,000	344,710
Toronto-Dominion Bank
1.50%, 03/13/2017 - 144A	230,000	232,461
2.20%, 07/29/2015 - 144A	100,000	102,650
Toronto-Dominion Bank,
Series MTN
1.40%, 04/30/2018	295,000	287,027
2.50%, 07/14/2016	57,000	59,125
Total Capital Canada, Ltd.
0.62%, 01/15/2016 (C)	60,000	60,317
TransCanada PipeLines, Ltd.
2.50%, 08/01/2022	65,000	59,285
7.25%, 08/15/2038	100,000	126,716
Xstrata Finance Canada, Ltd.
4.25%, 10/25/2022 - 144A	260,000	247,905
Cayman Islands - 0.2%
Hutchison Whampoa International 12 II, Ltd.
3.25%, 11/08/2022 - 144A (A)	200,000	182,931
Noble Holding International, Ltd.
3.95%, 03/15/2022 (A)	7,000	6,843
5.25%, 03/15/2042 (A)	105,000	100,746
Petrobras International Finance Co.
5.38%, 01/27/2021	36,000	35,726
6.75%, 01/27/2041	100,000	93,043
7.88%, 03/15/2019	160,000	181,239
Transocean, Inc.
3.80%, 10/15/2022	223,000	211,365
6.38%, 12/15/2021	12,000	13,485
6.50%, 11/15/2020	80,000	91,355
7.35%, 12/15/2041	10,000	12,060
7.50%, 04/15/2031	25,000	28,573
Vale Overseas, Ltd.
4.38%, 01/11/2022	190,000	184,603
XLIT, Ltd.
6.38%, 11/15/2024	100,000	114,617
Curaçao - 0.0% (D)
Teva Pharmaceutical Finance Co., BV
3.65%, 11/10/2021	80,000	78,466
France - 0.3%
AXA SA
8.60%, 12/15/2030	60,000	73,875
BNP Paribas SA,
Series MTN
2.40%, 12/12/2018	285,000	285,181
3.25%, 03/03/2023	80,000	75,691
BPCE SA
2.50%, 12/10/2018	285,000	283,474
5.70%, 10/22/2023 - 144A	220,000	226,657
Orange SA
2.75%, 09/14/2016	17,000	17,654
4.13%, 09/14/2021 (A)	215,000	217,669
5.38%, 01/13/2042	107,000	107,464
8.75%, 03/01/2031	60,000	82,840
Societe Generale SA
7.88%, 12/18/2023 - 144A (C) (F)	200,000	201,400
Total Capital International SA
0.75%, 01/25/2016	18,000	17,966
1.55%, 06/28/2017	38,000	38,008

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
France (continued)
Total Capital International SA (continued)
2.70%, 01/25/2023	$ 415,000	$ 382,814
2.88%, 02/17/2022	57,000	54,205
Total Capital SA
4.13%, 01/28/2021	120,000	126,926
4.25%, 12/15/2021 (A)	70,000	74,085
Germany - 0.0% (D)
Deutsche Bank AG
6.00%, 09/01/2017	80,000	91,374
Japan - 0.1%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
2.35%, 02/23/2017 - 144A	200,000	202,996
4.10%, 09/09/2023 - 144A	200,000	200,375
Nippon Telegraph & Telephone Corp.
1.40%, 07/18/2017	47,000	46,434
Jersey, Channel Islands - 0.1%
Heathrow Funding, Ltd.
2.50%, 06/25/2015 - 144A	440,000	445,811
Swiss Re Capital I LP
6.85%, 05/25/2016 - 144A (C) (F)	100,000	105,700
Luxembourg - 0.1%
Schlumberger Investment SA
3.30%, 09/14/2021 - 144A	23,000	22,866
3.65%, 12/01/2023	202,000	200,241
Tyco International Finance SA
8.50%, 01/15/2019	100,000	122,664
Mexico - 0.2%
America Movil SAB de CV
1.24%, 09/12/2016 (C)	280,000	282,904
3.13%, 07/16/2022	600,000	553,889
5.00%, 10/16/2019 - 03/30/2020	290,000	315,504
Netherlands - 0.5%
ABN AMRO Bank NV
2.50%, 10/30/2018 - 144A	440,000	439,050
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
3.38%, 01/19/2017	195,000	205,313
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, Series MTN
3.88%, 02/08/2022	79,000	79,431
Deutsche Telekom International Finance BV
2.25%, 03/06/2017 - 144A	525,000	532,479
3.13%, 04/11/2016 - 144A	300,000	312,460
8.75%, 06/15/2030	30,000	42,323
EADS Finance BV
2.70%, 04/17/2023 - 144A	64,000	58,693
Heineken NV
1.40%, 10/01/2017 - 144A	60,000	58,864
3.40%, 04/01/2022 - 144A	150,000	146,449
ING Bank NV
3.75%, 03/07/2017 - 144A	200,000	210,644
Koninklijke Philips NV
3.75%, 03/15/2022	245,000	245,132
LyondellBasell Industries NV
5.00%, 04/15/2019	200,000	222,124
Petrobras Global Finance BV
4.38%, 05/20/2023	84,000	74,835
Shell International Finance BV
1.13%, 08/21/2017	42,000	41,421
2.25%, 01/06/2023 (A)	425,000	379,493

	Principal	Value
Netherlands (continued)
Shell International Finance BV (continued)
3.40%, 08/12/2023	$ 210,000	$ 204,677
4.30%, 09/22/2019	50,000	54,806
4.55%, 08/12/2043	75,000	73,151
Siemens Financieringsmaatschappij NV
5.75%, 10/17/2016 - 144A	125,000	140,851
6.13%, 08/17/2026 - 144A	120,000	138,472
Norway - 0.1%
Statoil ASA
1.15%, 05/15/2018 (A)	134,000	129,444
1.20%, 01/17/2018	44,000	42,949
2.45%, 01/17/2023	58,000	52,868
2.65%, 01/15/2024	143,000	128,986
2.90%, 11/08/2020	131,000	130,143
3.15%, 01/23/2022	20,000	19,532
4.25%, 11/23/2041	16,000	14,666
5.25%, 04/15/2019	100,000	113,336
Singapore - 0.0% (D)
Oversea-Chinese Banking Corp., Ltd.
1.63%, 03/13/2015 - 144A	200,000	202,307
Spain - 0.1%
Telefonica Emisiones SAU
4.57%, 04/27/2023	180,000	177,496
5.88%, 07/15/2019	100,000	111,510
6.42%, 06/20/2016	100,000	111,435
7.05%, 06/20/2036	90,000	99,211
Sweden - 0.4%
Nordea Bank AB
1.63%, 05/15/2018 - 144A	200,000	195,418
3.13%, 03/20/2017 - 144A	650,000	679,693
4.88%, 05/13/2021 - 144A	200,000	206,725
Skandinaviska Enskilda Banken AB
1.75%, 03/19/2018 - 144A	615,000	602,470
2.38%, 11/20/2018 - 144A	200,000	198,698
Stadshypotek AB
1.88%, 10/02/2019 - 144A (A)	250,000	240,950
Svenska Handelsbanken AB
2.50%, 01/25/2019	355,000	357,761
Swedbank AB
1.75%, 03/12/2018 - 144A	475,000	466,700
Switzerland - 0.1%
Credit Suisse
5.30%, 08/13/2019	100,000	112,254
5.40%, 01/14/2020	240,000	266,720
6.50%, 08/08/2023 - 144A	230,000	244,662
UBS AG
5.75%, 04/25/2018	220,000	252,571
United Kingdom - 0.9%
BAE Systems PLC
5.80%, 10/11/2041 - 144A	25,000	25,896
Barclays Bank PLC
2.25%, 05/10/2017 - 144A	200,000	206,100
2.75%, 02/23/2015	500,000	511,294
5.13%, 01/08/2020	100,000	110,883
5.20%, 07/10/2014	100,000	102,497
Barclays Bank PLC,
Series MTN
6.05%, 12/04/2017 - 144A	295,000	329,805
BAT International Finance PLC
3.25%, 06/07/2022 - 144A	70,000	67,046

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
United Kingdom (continued)
BP Capital Markets PLC
1.38%, 11/06/2017 - 05/10/2018	$ 174,000	$ 169,630
1.85%, 05/05/2017 (A)	196,000	197,968
2.75%, 05/10/2023	150,000	136,964
3.25%, 05/06/2022	327,000	316,949
3.56%, 11/01/2021	100,000	100,781
4.50%, 10/01/2020	50,000	54,021
British Telecommunications PLC
2.00%, 06/22/2015	300,000	305,276
Centrica PLC
4.00%, 10/16/2023 - 144A (A)	200,000	194,794
Diageo Capital PLC
1.50%, 05/11/2017	76,000	75,836
2.63%, 04/29/2023	55,000	50,145
GlaxoSmithKline Capital PLC
2.85%, 05/08/2022	145,000	136,756
HSBC Bank PLC
1.50%, 05/15/2018 - 144A	410,000	400,353
1.63%, 07/07/2014 - 144A (A)	200,000	201,236
3.50%, 06/28/2015 - 144A	400,000	416,931
HSBC Holdings PLC
4.00%, 03/30/2022	163,000	167,539
4.88%, 01/14/2022	100,000	107,912
5.10%, 04/05/2021	570,000	633,526
Invesco Finance PLC
4.00%, 01/30/2024	74,000	73,347
Rio Tinto Finance USA PLC
1.63%, 08/21/2017	58,000	57,977
2.88%, 08/21/2022 (A)	275,000	256,308
Royal Bank of Scotland Group PLC
6.00%, 12/19/2023	75,000	75,534
Royal Bank of Scotland PLC
6.13%, 01/11/2021	40,000	45,274
SABMiller PLC
5.70%, 01/15/2014 - 144A	50,000	50,086
Santander UK PLC
5.00%, 11/07/2023 - 144A	200,000	200,744
Schlumberger Oilfield UK PLC
4.20%, 01/15/2021 - 144A	70,000	73,989
Standard Chartered Bank
6.40%, 09/26/2017 - 144A	100,000	113,251
Standard Chartered PLC
5.20%, 01/26/2024 - 144A	210,000	209,579
Vodafone Group PLC
1.50%, 02/19/2018	80,000	77,999
1.63%, 03/20/2017	100,000	99,965
4.38%, 02/19/2043	195,000	168,505
United States - 14.5%
21st Century Fox America, Inc.
5.40%, 10/01/2043 - 144A	60,000	60,754
6.15%, 02/15/2041	100,000	111,452
6.55%, 03/15/2033	50,000	56,848
6.65%, 11/15/2037	100,000	116,726
9.50%, 07/15/2024	80,000	104,678
ABB Finance USA, Inc.
1.63%, 05/08/2017	16,000	15,968
2.88%, 05/08/2022	23,000	21,733
4.38%, 05/08/2042	12,000	10,997

	Principal	Value
United States (continued)
AbbVie, Inc.
1.20%, 11/06/2015	$ 100,000	$ 101,016
1.75%, 11/06/2017	441,000	440,245
4.40%, 11/06/2042	165,000	153,891
Actavis, Inc.
1.88%, 10/01/2017	205,000	202,862
3.25%, 10/01/2022	129,000	120,321
ADT Corp.
3.50%, 07/15/2022	25,000	21,761
4.13%, 06/15/2023	192,000	170,402
4.88%, 07/15/2042	20,000	15,050
Advance Auto Parts, Inc.
4.50%, 01/15/2022 (A)	200,000	202,948
Aetna, Inc.
2.75%, 11/15/2022	105,000	96,721
4.50%, 05/15/2042	120,000	111,553
6.75%, 12/15/2037	70,000	85,367
Aflac, Inc.
3.63%, 06/15/2023	58,000	56,143
4.00%, 02/15/2022	157,000	158,015
8.50%, 05/15/2019	30,000	38,316
AGL Capital Corp.
3.50%, 09/15/2021	182,000	181,072
4.40%, 06/01/2043	79,000	71,231
6.38%, 07/15/2016	50,000	55,752
AIG SunAmerica Global Financing X
6.90%, 03/15/2032 - 144A	150,000	181,858
Air Lease Corp.
3.38%, 01/15/2019	265,000	265,000
Alabama Power Co.
3.55%, 12/01/2023	76,000	74,591
6.00%, 03/01/2039	38,000	44,340
Allstate Corp.
3.15%, 06/15/2023	110,000	104,318
5.75%, 08/15/2053 (C)	130,000	130,975
Altria Group, Inc.
2.85%, 08/09/2022	150,000	138,108
4.25%, 08/09/2042	315,000	268,827
Amazon.com, Inc.
2.50%, 11/29/2022 (A)	260,000	234,371
American Airlines Pass-Through Trust
4.95%, 01/15/2023 - 144A	400,000	417,000
American Electric Power Co., Inc.
1.65%, 12/15/2017	26,000	25,475
American Express Co.
1.55%, 05/22/2018	535,000	522,373
2.65%, 12/02/2022	103,000	95,550
7.00%, 03/19/2018	120,000	143,381
American Express Credit Corp.
1.30%, 07/29/2016	255,000	256,973
American Express Credit Corp.,
Series MTN
2.80%, 09/19/2016	39,000	40,750
American Honda Finance Corp.
1.60%, 02/16/2018 - 144A	200,000	196,958
2.13%, 10/10/2018	40,000	39,835
American International Group, Inc.
3.38%, 08/15/2020	415,000	417,414
4.13%, 02/15/2024	106,000	105,386
6.40%, 12/15/2020	260,000	307,284

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
United States (continued)
American Tower Corp.
3.50%, 01/31/2023	$ 225,000	$ 205,143
American Water Capital Corp.
3.85%, 03/01/2024	200,000	197,587
Ameriprise Financial, Inc.
4.00%, 10/15/2023	180,000	179,466
Amgen, Inc.
3.88%, 11/15/2021	30,000	30,816
5.15%, 11/15/2041	80,000	79,703
5.65%, 06/15/2042	171,000	181,095
5.70%, 02/01/2019	50,000	57,620
6.38%, 06/01/2037	100,000	114,686
6.40%, 02/01/2039	38,000	43,501
Anadarko Petroleum Corp.
6.38%, 09/15/2017	330,000	378,863
Anheuser-Busch InBev Worldwide, Inc.
1.50%, 07/14/2014 (A)	18,000	18,103
5.38%, 01/15/2020	455,000	522,184
8.20%, 01/15/2039	20,000	29,251
ANR Pipeline Co.
9.63%, 11/01/2021	70,000	94,514
Aon Corp.
3.13%, 05/27/2016	29,000	30,243
Apache Corp.
3.25%, 04/15/2022	14,000	13,794
4.75%, 04/15/2043	23,000	22,309
6.90%, 09/15/2018	50,000	60,099
Appalachian Power Co.
5.80%, 10/01/2035	25,000	26,121
6.70%, 08/15/2037	55,000	63,705
Apple, Inc.
0.49%, 05/03/2018 (C)	172,000	171,709
2.40%, 05/03/2023	284,000	255,376
3.85%, 05/04/2043	270,000	225,565
Arizona Public Service Co.
4.50%, 04/01/2042	8,000	7,660
5.05%, 09/01/2041	23,000	23,607
Arrow Electronics, Inc.
3.00%, 03/01/2018	21,000	21,011
3.38%, 11/01/2015	75,000	77,616
6.88%, 06/01/2018	50,000	56,652
7.50%, 01/15/2027	110,000	126,326
Associates Corp.
6.95%, 11/01/2018 (C)	225,000	267,707
AT&T, Inc.
1.40%, 12/01/2017	50,000	49,292
2.38%, 11/27/2018	245,000	245,210
2.63%, 12/01/2022 (A)	355,000	320,303
3.88%, 08/15/2021	80,000	81,048
4.30%, 12/15/2042	596,000	505,550
4.35%, 06/15/2045	110,000	93,125
4.45%, 05/15/2021	150,000	157,924
Atmos Energy Corp.
6.35%, 06/15/2017	100,000	113,087
8.50%, 03/15/2019	126,000	161,464
AvalonBay Communities, Inc.
3.63%, 10/01/2020	155,000	156,689
BAE Systems Holdings, Inc.
6.38%, 06/01/2019 - 144A	80,000	92,585

	Principal	Value
United States (continued)
Baltimore Gas & Electric Co.
2.80%, 08/15/2022	$ 180,000	$ 167,557
3.35%, 07/01/2023	260,000	249,627
5.20%, 06/15/2033	200,000	200,118
Bank of America Corp.
2.00%, 01/11/2018	1,160,000	1,157,942
5.63%, 10/14/2016 - 07/01/2020	650,000	732,848
6.50%, 08/01/2016	213,000	240,496
7.63%, 06/01/2019	200,000	248,065
8.00%, 01/30/2018 (C) (F)	325,000	360,100
Bank of America Corp.,
Series MTN
3.30%, 01/11/2023	929,000	879,082
5.00%, 05/13/2021	330,000	360,615
5.65%, 05/01/2018	105,000	119,518
5.88%, 02/07/2042	20,000	22,874
7.38%, 05/15/2014	25,000	25,622
Bank of New York Mellon Corp.
3.55%, 09/23/2021	184,000	188,258
4.50%, 06/20/2023 (C) (F)	145,000	131,587
Bank of New York Mellon Corp.,
Series MTN
2.10%, 01/15/2019	123,000	121,918
2.40%, 01/17/2017	119,000	121,789
4.15%, 02/01/2021	55,000	58,443
4.60%, 01/15/2020	100,000	107,763
Barrick North America Finance LLC
4.40%, 05/30/2021	100,000	96,285
BB&T Corp.
5.20%, 12/23/2015	100,000	108,051
BB&T Corp.,
Series MTN
1.60%, 08/15/2017	31,000	30,723
2.05%, 06/19/2018	56,000	55,442
6.85%, 04/30/2019	60,000	72,151
Berkshire Hathaway Finance Corp.
3.00%, 05/15/2022	215,000	206,111
4.40%, 05/15/2042	62,000	56,698
5.40%, 05/15/2018 (A)	200,000	230,046
Berkshire Hathaway, Inc.
3.75%, 08/15/2021 (A)	122,000	125,786
4.50%, 02/11/2043	130,000	120,178
BlackRock, Inc.
3.38%, 06/01/2022	90,000	89,018
Blackstone Holdings Finance Co., LLC
5.88%, 03/15/2021 - 144A	120,000	133,505
Boston Gas Co.
4.49%, 02/15/2042 - 144A (A)	24,000	22,687
Boston Properties, LP
3.85%, 02/01/2023	255,000	249,147
5.88%, 10/15/2019	175,000	200,960
Bristol-Myers Squibb Co.
2.00%, 08/01/2022	20,000	17,703
Bunge, Ltd. Finance Corp.
8.50%, 06/15/2019	130,000	159,703
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	198,000	184,390
3.05%, 03/15/2022 - 09/01/2022	86,000	80,900
3.45%, 09/15/2021	40,000	39,503
4.10%, 06/01/2021	140,000	143,819
4.40%, 03/15/2042	50,000	44,554
5.15%, 09/01/2043	231,000	234,669

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
United States (continued)
Burlington Northern Santa Fe LLC (continued)
5.40%, 06/01/2041	$ 60,000	$ 62,233
5.75%, 05/01/2040	150,000	164,609
7.95%, 08/15/2030	200,000	260,816
Camden Property Trust
5.70%, 05/15/2017	200,000	222,341
Cameron International Corp.
4.00%, 12/15/2023	28,000	27,670
Capital One Bank USA NA
3.38%, 02/15/2023	300,000	278,904
Capital One Financial Corp.
1.00%, 11/06/2015	91,000	90,960
2.15%, 03/23/2015	1,100,000	1,118,239
Cardinal Health, Inc.
4.60%, 03/15/2043	65,000	60,696
Cargill, Inc.
3.30%, 03/01/2022 - 144A	110,000	105,229
Caterpillar Financial Services Corp.,
Series MTN
1.25%, 11/06/2017	43,000	42,384
2.85%, 06/01/2022 (A)	77,000	73,240
3.75%, 11/24/2023 (A)	121,000	119,463
7.15%, 02/15/2019	100,000	122,923
Caterpillar, Inc.
1.50%, 06/26/2017	135,000	134,346
2.60%, 06/26/2022	31,000	28,739
3.80%, 08/15/2042	215,000	180,799
CBS Corp.
1.95%, 07/01/2017	90,000	90,163
4.85%, 07/01/2042	100,000	90,105
8.88%, 05/15/2019	60,000	76,712
Celgene Corp.
1.90%, 08/15/2017	74,000	73,650
Cellco Partnership / Verizon Wireless Capital LLC
8.50%, 11/15/2018	250,000	316,533
Centel Capital Corp.
9.00%, 10/15/2019	25,000	29,640
CenterPoint Energy Resources Corp.
4.50%, 01/15/2021	100,000	106,663
6.13%, 11/01/2017	30,000	34,434
CenturyLink, Inc.
6.45%, 06/15/2021	60,000	62,400
7.60%, 09/15/2039	30,000	26,700
Chevron Corp.
2.43%, 06/24/2020	46,000	44,761
3.19%, 06/24/2023	74,000	71,036
CIGNA Corp.
4.00%, 02/15/2022 (A)	290,000	295,182
Cisco Systems, Inc.
5.50%, 01/15/2040	90,000	95,223
Citigroup, Inc.
1.25%, 01/15/2016	150,000	150,498
2.25%, 08/07/2015	240,000	244,987
2.50%, 09/26/2018	105,000	105,530
3.38%, 03/01/2023	77,000	73,190
3.88%, 10/25/2023	730,000	717,632
4.45%, 01/10/2017	380,000	411,844
4.59%, 12/15/2015	57,000	60,911
4.75%, 05/19/2015	62,000	65,240
4.95%, 11/07/2043	115,000	114,550

	Principal	Value
United States (continued)
Citigroup, Inc. (continued)
5.35%, 05/15/2023 (C) (F)	$ 80,000	$ 70,240
5.38%, 08/09/2020	50,000	56,882
5.50%, 09/13/2025	115,000	121,122
6.01%, 01/15/2015	81,000	85,296
6.68%, 09/13/2043	195,000	224,372
8.50%, 05/22/2019	250,000	320,397
Cleveland Electric Illuminating Co.
7.88%, 11/01/2017	50,000	60,010
8.88%, 11/15/2018	70,000	88,539
CME Group, Inc.
3.00%, 09/15/2022	100,000	94,432
CMS Energy Corp.
8.75%, 06/15/2019	50,000	63,244
CNA Financial Corp.
7.35%, 11/15/2019	100,000	121,221
Comcast Cable Communications LLC
8.88%, 05/01/2017	100,000	122,800
Comcast Corp.
4.25%, 01/15/2033	139,000	129,120
4.50%, 01/15/2043 (A)	215,000	194,214
6.45%, 03/15/2037	60,000	69,633
6.50%, 11/15/2035	210,000	244,945
7.05%, 03/15/2033	90,000	108,885
CommonWealth REIT
6.65%, 01/15/2018	110,000	119,945
ConAgra Foods, Inc.
1.30%, 01/25/2016	24,000	24,042
2.10%, 03/15/2018	26,000	25,714
3.20%, 01/25/2023	60,000	55,706
ConocoPhillips
5.75%, 02/01/2019	90,000	103,930
6.00%, 01/15/2020	365,000	428,187
ConocoPhillips Co.
1.05%, 12/15/2017	70,000	68,305
Consolidated Edison Co. of New York, Inc.
4.20%, 03/15/2042	25,000	22,893
5.85%, 04/01/2018	100,000	115,650
Consumers Energy Co.
2.85%, 05/15/2022	8,000	7,622
5.65%, 04/15/2020	110,000	126,808
Continental Airlines Pass-Through Trust
4.00%, 10/29/2024	42,000	41,790
COX Communications, Inc.
3.25%, 12/15/2022 - 144A	140,000	126,684
Credit Suisse USA, Inc.
5.13%, 08/15/2015	50,000	53,581
CRH America, Inc.
6.00%, 09/30/2016	22,000	24,577
Crown Castle Towers LLC
3.21%, 08/15/2015 - 144A	60,000	61,173
CSX Corp.
4.10%, 03/15/2044	27,000	22,880
4.25%, 06/01/2021	23,000	24,016
4.75%, 05/30/2042	85,000	80,743
5.60%, 05/01/2017	130,000	145,946
7.90%, 05/01/2017	95,000	113,510
CVS Caremark Corp.
4.00%, 12/05/2023	71,000	70,850

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
United States (continued)
CVS Caremark Corp. (continued)
4.13%, 05/15/2021	$ 80,000	$ 82,926
5.30%, 12/05/2043	102,000	105,485
5.75%, 05/15/2041	195,000	212,817
CVS Pass-Through Trust
4.70%, 01/10/2036 - 144A	70,000	69,909
6.20%, 10/10/2025 - 144A	136,783	150,114
Daimler Finance North America LLC
1.30%, 07/31/2015 - 144A	150,000	150,880
1.88%, 01/11/2018 - 144A	400,000	394,017
2.38%, 08/01/2018 - 144A	151,000	150,666
2.63%, 09/15/2016 - 144A	150,000	155,115
Danaher Corp.
3.90%, 06/23/2021	33,000	34,144
DCP Midstream Operating, LP
3.88%, 03/15/2023	255,000	234,821
DDR Corp.
3.50%, 01/15/2021	225,000	219,004
Deere & Co.
2.60%, 06/08/2022	15,000	14,026
3.90%, 06/09/2042	13,000	11,405
Delmarva Power & Light Co.
4.00%, 06/01/2042	47,000	41,701
Delta Air Lines, Inc., Pass-Through Trust
4.75%, 05/07/2020	33,477	35,821
Devon Energy Corp.
1.88%, 05/15/2017	135,000	135,983
3.25%, 05/15/2022	49,000	46,724
4.75%, 05/15/2042	24,000	22,255
5.60%, 07/15/2041	40,000	41,684
6.30%, 01/15/2019	40,000	46,354
Devon Financing Corp. LLC
7.88%, 09/30/2031	100,000	128,620
Diageo Investment Corp.
8.00%, 09/15/2022	40,000	52,116
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
3.80%, 03/15/2022	100,000	96,064
5.15%, 03/15/2042	260,000	233,507
6.38%, 03/01/2041	205,000	212,556
Discover Bank
2.00%, 02/21/2018	500,000	491,082
Discovery Communications LLC
3.30%, 05/15/2022	190,000	179,892
4.38%, 06/15/2021	137,000	141,566
4.88%, 04/01/2043	35,000	32,287
4.95%, 05/15/2042	50,000	46,442
Dominion Gas Holdings LLC
4.80%, 11/01/2043 - 144A	85,000	82,182
Dominion Resources, Inc.
2.75%, 09/15/2022 (A)	254,000	235,003
4.45%, 03/15/2021	128,000	135,710
4.90%, 08/01/2041	11,000	10,558
5.25%, 08/01/2033	90,000	94,925
6.30%, 03/15/2033	50,000	57,321
8.88%, 01/15/2019	40,000	50,825
Dow Chemical Co.
2.50%, 02/15/2016	140,000	144,284
4.13%, 11/15/2021	476,000	491,692

	Principal	Value
United States (continued)
Dow Chemical Co. (continued)
5.25%, 11/15/2041	$ 17,000	$ 16,937
8.55%, 05/15/2019	90,000	116,207
8.85%, 09/15/2021	190,000	243,181
DTE Electric Co.
2.65%, 06/15/2022	13,000	12,192
3.95%, 06/15/2042	20,000	17,674
DTE Energy Co.
3.85%, 12/01/2023	64,000	63,189
Duke Energy Carolinas LLC
3.90%, 06/15/2021	100,000	104,230
4.25%, 12/15/2041	17,000	15,829
Duke Energy Corp.
3.05%, 08/15/2022	510,000	484,422
Duke Energy Florida, Inc.
5.90%, 03/01/2033	60,000	66,250
Duke Energy Ohio, Inc.
3.80%, 09/01/2023	136,000	135,932
Duke Energy Progress, Inc.
2.80%, 05/15/2022	32,000	30,486
3.00%, 09/15/2021	67,000	65,615
5.70%, 04/01/2035	100,000	110,271
Duke Realty, LP
3.88%, 02/15/2021	76,000	74,981
6.75%, 03/15/2020	319,000	368,509
E.I. du Pont de Nemours & Co.
2.80%, 02/15/2023	30,000	27,475
4.15%, 02/15/2043	44,000	38,816
5.60%, 12/15/2036	40,000	43,054
6.00%, 07/15/2018	30,000	34,828
Eaton Corp.
1.50%, 11/02/2017	277,000	271,552
4.00%, 11/02/2032	21,000	19,287
6.95%, 03/20/2019	60,000	71,401
eBay, Inc.
3.25%, 10/15/2020	70,000	71,215
Ecolab, Inc.
1.45%, 12/08/2017	103,000	100,654
5.50%, 12/08/2041	110,000	117,796
Embarq Corp.
7.08%, 06/01/2016	100,000	111,740
EMC Corp.
2.65%, 06/01/2020	262,000	256,598
Energy Transfer Partners, LP
3.60%, 02/01/2023	50,000	46,302
6.50%, 02/01/2042	150,000	161,213
Entergy Arkansas, Inc.
3.05%, 06/01/2023	55,000	51,281
3.75%, 02/15/2021	130,000	132,803
Enterprise Products Operating LLC
4.45%, 02/15/2043	210,000	185,496
5.20%, 09/01/2020	160,000	177,980
EOG Resources, Inc.
2.63%, 03/15/2023	362,000	329,336
4.10%, 02/01/2021	80,000	83,568
ERAC USA Finance LLC
2.75%, 03/15/2017 - 144A	8,000	8,229
4.50%, 08/16/2021 - 144A	155,000	161,533
5.63%, 03/15/2042 - 144A	37,000	37,790
6.70%, 06/01/2034 - 144A	44,000	48,840

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
United States (continued)
ERP Operating, LP
4.63%, 12/15/2021	$ 31,000	$ 32,682
5.25%, 09/15/2014	60,000	61,909
5.38%, 08/01/2016	100,000	110,257
Exelon Generation Co., LLC
6.20%, 10/01/2017	100,000	113,005
Express Scripts Holding Co.
2.65%, 02/15/2017	280,000	288,589
4.75%, 11/15/2021	180,000	190,200
Fifth Third Bancorp
4.30%, 01/16/2024	205,000	200,785
Five Corners Funding Trust
4.42%, 11/15/2023 - 144A	145,000	142,930
Florida Power & Light Co.
5.13%, 06/01/2041	30,000	32,219
5.63%, 04/01/2034	100,000	113,474
5.85%, 02/01/2033	55,000	62,199
5.95%, 10/01/2033	20,000	23,549
Fluor Corp.
3.38%, 09/15/2021	29,000	28,266
Ford Motor Credit Co. LLC
1.49%, 05/09/2016 (C)	200,000	202,935
3.00%, 06/12/2017	950,000	987,352
3.98%, 06/15/2016	200,000	212,680
4.38%, 08/06/2023 (A)	300,000	301,608
Freeport-McMoRan Copper & Gold, Inc.
2.15%, 03/01/2017	81,000	81,528
3.10%, 03/15/2020	28,000	27,203
3.55%, 03/01/2022	170,000	161,568
5.45%, 03/15/2043	141,000	134,942
Gap, Inc.
5.95%, 04/12/2021	67,000	74,033
General Electric Capital Corp.
1.63%, 07/02/2015	130,000	132,113
1.63%, 04/02/2018 (A)	700,000	692,567
2.10%, 12/11/2019	86,000	83,619
6.25%, 12/15/2022 (C) (F)	200,000	206,500
General Electric Capital Corp., Series MTN
1.50%, 07/12/2016	380,000	384,017
2.30%, 04/27/2017	187,000	192,212
3.10%, 01/09/2023	135,000	128,082
3.15%, 09/07/2022	250,000	241,929
4.38%, 09/16/2020	110,000	119,217
4.63%, 01/07/2021	150,000	163,567
4.65%, 10/17/2021	150,000	163,417
5.50%, 01/08/2020	60,000	68,710
5.63%, 09/15/2017 - 05/01/2018	240,000	274,532
5.88%, 01/14/2038	60,000	68,347
6.00%, 08/07/2019	350,000	410,659
6.75%, 03/15/2032	250,000	309,576
General Electric Co.
2.70%, 10/09/2022	64,000	59,904
4.13%, 10/09/2042	345,000	318,731
General Motors Co.
6.25%, 10/02/2043 - 144A	165,000	171,394
General Motors Financial Co., Inc.
2.75%, 05/15/2016 - 144A	60,000	60,750
3.25%, 05/15/2018 - 144A	20,000	20,000

	Principal	Value
United States (continued)
Georgia Power Co.
4.30%, 03/15/2043	$ 215,000	$ 193,070
Gilead Sciences, Inc.
4.40%, 12/01/2021	120,000	128,154
4.50%, 04/01/2021	250,000	266,263
GlaxoSmithKline Capital, Inc.
4.20%, 03/18/2043 (A)	115,000	105,144
Goldman Sachs Group, Inc.
2.38%, 01/22/2018	400,000	401,520
2.90%, 07/19/2018	442,000	449,812
3.30%, 05/03/2015	250,000	257,582
3.63%, 01/22/2023 (A)	410,000	397,025
5.25%, 07/27/2021	86,000	94,156
5.75%, 01/24/2022	160,000	180,110
6.15%, 04/01/2018	200,000	229,335
6.25%, 09/01/2017 - 02/01/2041	445,000	509,802
6.75%, 10/01/2037	135,000	150,194
Goldman Sachs Group, Inc.,
Series MTN
1.60%, 11/23/2015	80,000	80,860
5.38%, 03/15/2020	100,000	111,213
6.00%, 06/15/2020	220,000	252,247
7.50%, 02/15/2019	435,000	529,817
Great Plains Energy, Inc.
4.85%, 06/01/2021	74,000	77,969
GTE Corp.
6.84%, 04/15/2018	217,000	252,752
GTP Acquisition Partners I LLC
4.35%, 06/15/2016 - 144A	61,000	64,200
Halliburton Co.
3.25%, 11/15/2021	80,000	79,144
3.50%, 08/01/2023	107,000	103,723
4.75%, 08/01/2043	110,000	108,025
7.60%, 08/15/2096 - 144A	40,000	52,974
8.75%, 02/15/2021	100,000	129,478
Hartford Financial Services Group, Inc.
5.13%, 04/15/2022	70,000	76,245
HCP, Inc.
2.63%, 02/01/2020	235,000	223,999
3.15%, 08/01/2022	170,000	156,029
3.75%, 02/01/2019	216,000	224,356
4.25%, 11/15/2023	46,000	44,997
5.38%, 02/01/2021	100,000	108,858
Health Care REIT, Inc.
4.50%, 01/15/2024	172,000	169,824
Hess Corp.
7.88%, 10/01/2029	100,000	127,439
Hewlett-Packard Co.
3.75%, 12/01/2020	150,000	149,673
4.30%, 06/01/2021	32,000	32,434
4.38%, 09/15/2021	60,000	61,094
4.65%, 12/09/2021	87,000	89,582
Historic TW, Inc.
6.63%, 05/15/2029	190,000	218,069
Home Depot, Inc.
3.75%, 02/15/2024	110,000	109,487
4.40%, 04/01/2021	110,000	118,797
4.88%, 02/15/2044	110,000	111,383
HSBC USA, Inc.
1.63%, 01/16/2018	200,000	197,211
2.38%, 02/13/2015	330,000	336,721

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
United States (continued)
Illinois Tool Works, Inc.
3.90%, 09/01/2042	$ 192,000	$ 164,306
ING US, Inc.
2.90%, 02/15/2018	210,000	214,785
5.65%, 05/15/2053 (C)	45,000	43,763
5.70%, 07/15/2043	75,000	78,360
Intel Corp.
3.30%, 10/01/2021	30,000	29,805
4.00%, 12/15/2032	81,000	74,656
4.80%, 10/01/2041	33,000	32,183
IntercontinentalExchange Group, Inc.
2.50%, 10/15/2018	147,000	148,081
4.00%, 10/15/2023	115,000	115,682
International Business Machines Corp.
1.25%, 02/06/2017	100,000	99,740
1.63%, 05/15/2020	279,000	261,627
1.88%, 08/01/2022	305,000	266,553
1.95%, 07/22/2016	100,000	102,735
3.38%, 08/01/2023	110,000	107,173
7.00%, 10/30/2025	50,000	62,748
International Paper Co.
6.00%, 11/15/2041	165,000	179,183
Intuit, Inc.
5.75%, 03/15/2017	60,000	67,085
Jackson National Life Global Funding
4.70%, 06/01/2018 - 144A	100,000	104,297
Jefferies Group LLC
8.50%, 07/15/2019	245,000	298,900
John Deere Capital Corp.
0.95%, 06/29/2015	49,000	49,360
1.05%, 10/11/2016	108,000	108,311
1.20%, 10/10/2017	41,000	39,981
1.70%, 01/15/2020	30,000	28,250
John Deere Capital Corp.,
Series MTN
2.25%, 04/17/2019	33,000	32,930
2.75%, 03/15/2022	25,000	23,663
3.15%, 10/15/2021	20,000	19,720
John Sevier Combined Cycle Generation LLC
4.63%, 01/15/2042	76,482	74,914
Johnson Controls, Inc.
3.75%, 12/01/2021	36,000	35,742
4.25%, 03/01/2021	40,000	41,561
5.00%, 03/30/2020	60,000	65,546
5.25%, 12/01/2041	75,000	72,911
Kansas City Power & Light Co.
3.15%, 03/15/2023	47,000	43,585
5.30%, 10/01/2041	60,000	60,039
Kellogg Co.
3.13%, 05/17/2022	143,000	135,579
Kerr-McGee Corp.
7.88%, 09/15/2031	130,000	162,674
KeyCorp,
Series MTN
2.30%, 12/13/2018	51,000	50,630
5.10%, 03/24/2021	90,000	98,362
Kimberly-Clark Corp.
2.40%, 03/01/2022 - 06/01/2023	114,000	103,461
Kimco Realty Corp.
3.13%, 06/01/2023	155,000	140,957

	Principal	Value
United States (continued)
Kinder Morgan Energy Partners, LP
5.00%, 03/01/2043	$ 340,000	$ 313,804
Kraft Foods Group, Inc.
3.50%, 06/06/2022	156,000	152,037
5.00%, 06/04/2042	165,000	162,656
6.13%, 08/23/2018	65,000	75,766
6.50%, 02/09/2040	100,000	116,620
6.88%, 01/26/2039	49,000	59,674
Kroger Co.
2.20%, 01/15/2017	15,000	15,182
3.40%, 04/15/2022	95,000	92,148
3.85%, 08/01/2023	190,000	187,066
5.15%, 08/01/2043	80,000	78,040
6.15%, 01/15/2020	30,000	34,192
8.00%, 09/15/2029	125,000	157,640
Liberty Mutual Group, Inc.
5.00%, 06/01/2021 - 144A (A)	100,000	104,879
Liberty Mutual Insurance Co.
7.88%, 10/15/2026 - 144A	220,000	262,865
Liberty Property, LP
3.38%, 06/15/2023	40,000	36,405
4.40%, 02/15/2024	95,000	93,281
Lincoln National Corp.
4.20%, 03/15/2022	29,000	29,552
4.85%, 06/24/2021	7,000	7,519
8.75%, 07/01/2019	70,000	90,101
Lockheed Martin Corp.
2.13%, 09/15/2016	461,000	472,980
4.07%, 12/15/2042	108,000	94,437
4.85%, 09/15/2041	12,000	11,793
Lowe’s Cos., Inc.
4.65%, 04/15/2042	43,000	41,585
5.13%, 11/15/2041	13,000	13,370
5.50%, 10/15/2035	50,000	53,188
Macy’s Retail Holdings, Inc.
2.88%, 02/15/2023	105,000	95,028
4.30%, 02/15/2043	150,000	126,592
5.13%, 01/15/2042	8,000	7,634
5.90%, 12/01/2016	100,000	112,168
6.38%, 03/15/2037	50,000	55,797
6.70%, 07/15/2034	50,000	56,893
7.45%, 07/15/2017	40,000	46,780
Magellan Midstream Partners, LP
4.25%, 02/01/2021	150,000	155,321
5.15%, 10/15/2043	62,000	61,113
Manufacturers & Traders Trust Co.
6.63%, 12/04/2017	250,000	289,421
Marathon Petroleum Corp.
5.13%, 03/01/2021	285,000	308,731
6.50%, 03/01/2041	45,000	51,287
Markel Corp.
3.63%, 03/30/2023	100,000	94,120
Massachusetts Mutual Life Insurance Co.
5.38%, 12/01/2041 - 144A	33,000	34,117
MassMutual Global Funding II
2.00%, 04/05/2017 - 144A	160,000	160,470
2.10%, 08/02/2018 - 144A	112,000	111,097
2.50%, 10/17/2022 - 144A	100,000	90,320

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
United States (continued)
McKesson Corp.
0.95%, 12/04/2015	$ 16,000	$ 15,990
2.70%, 12/15/2022	96,000	85,976
Medco Health Solutions, Inc.
4.13%, 09/15/2020	90,000	93,190
7.13%, 03/15/2018	60,000	71,296
Merck & Co., Inc.
2.40%, 09/15/2022	41,000	37,451
Merrill Lynch & Co., Inc.,
Series MTN
6.40%, 08/28/2017	100,000	115,291
6.88%, 04/25/2018	50,000	59,118
MetLife, Inc.
4.13%, 08/13/2042	45,000	39,133
4.75%, 02/08/2021	350,000	378,284
6.40%, 12/15/2036	60,000	61,650
6.75%, 06/01/2016	40,000	45,481
Metropolitan Life Global Funding I
1.70%, 06/29/2015 - 144A	100,000	101,503
2.00%, 01/10/2014 - 144A	150,000	150,051
3.65%, 06/14/2018 - 144A	120,000	126,518
3.88%, 04/11/2022 - 144A	300,000	302,510
Microsoft Corp.
0.88%, 11/15/2017	22,000	21,660
2.38%, 05/01/2023 (A)	197,000	178,226
3.50%, 11/15/2042	260,000	214,730
3.63%, 12/15/2023	107,000	107,167
MidAmerican Energy Co.
5.95%, 07/15/2017	70,000	80,326
MidAmerican Energy Holdings Co.
3.75%, 11/15/2023 - 144A	293,000	285,761
5.15%, 11/15/2043 - 144A	65,000	65,541
6.13%, 04/01/2036	75,000	85,205
Morgan Stanley
2.13%, 04/25/2018 (A)	115,000	114,008
3.75%, 02/25/2023	340,000	330,842
6.38%, 07/24/2042	145,000	169,836
Morgan Stanley,
Series MTN
5.00%, 11/24/2025	218,000	218,652
5.50%, 07/28/2021	120,000	134,095
5.55%, 04/27/2017	220,000	245,415
5.63%, 09/23/2019	470,000	534,242
5.75%, 10/18/2016	100,000	111,620
6.63%, 04/01/2018	100,000	117,009
7.30%, 05/13/2019	470,000	570,772
Mosaic Co.
3.75%, 11/15/2021	136,000	133,128
4.25%, 11/15/2023	71,000	70,119
4.88%, 11/15/2041	13,000	11,771
5.45%, 11/15/2033	255,000	259,806
Mylan, Inc.
1.80%, 06/24/2016 - 144A	45,000	45,876
2.60%, 06/24/2018 - 144A	155,000	155,090
Nabors Industries, Inc.
4.63%, 09/15/2021	60,000	60,070
5.00%, 09/15/2020	80,000	83,245
6.15%, 02/15/2018	140,000	157,322
National City Corp.
4.90%, 01/15/2015	60,000	62,722

	Principal	Value
United States (continued)
National Oilwell Varco, Inc.
1.35%, 12/01/2017	$ 29,000	$ 28,492
National Semiconductor Corp.
3.95%, 04/15/2015	40,000	41,692
6.60%, 06/15/2017	60,000	70,119
Nationwide Mutual Insurance Co.
6.60%, 04/15/2034 - 144A	15,000	15,281
8.25%, 12/01/2031 - 144A	100,000	122,662
9.38%, 08/15/2039 - 144A	80,000	112,186
NBCUniversal Enterprise, Inc.
1.66%, 04/15/2018 - 144A	335,000	327,182
NBCUniversal Media LLC
4.38%, 04/01/2021	220,000	232,853
4.45%, 01/15/2043	45,000	40,312
Nevada Power Co.
5.45%, 05/15/2041	40,000	43,326
6.50%, 08/01/2018	25,000	29,601
6.65%, 04/01/2036	100,000	122,068
7.13%, 03/15/2019	50,000	60,837
New York Life Global Funding
0.80%, 02/12/2016 - 144A	150,000	150,678
1.30%, 01/12/2015 - 144A	75,000	75,671
1.65%, 05/15/2017 - 144A	100,000	100,110
3.00%, 05/04/2015 - 144A	80,000	82,558
NextEra Energy Capital Holdings, Inc.
1.20%, 06/01/2015	29,000	29,149
NiSource Finance Corp.
3.85%, 02/15/2023	100,000	96,224
5.65%, 02/01/2045	114,000	116,775
5.80%, 02/01/2042	202,000	210,103
6.80%, 01/15/2019	80,000	93,103
Nissan Motor Acceptance Corp.
1.80%, 03/15/2018 - 144A	214,000	208,929
Noble Energy, Inc.
5.25%, 11/15/2043	120,000	119,902
Nordstrom, Inc.
4.00%, 10/15/2021	21,000	21,780
5.00%, 01/15/2044 - 144A	105,000	103,784
Norfolk Southern Corp.
3.25%, 12/01/2021	11,000	10,659
3.85%, 01/15/2024	125,000	122,782
3.95%, 10/01/2042	25,000	21,035
4.80%, 08/15/2043	75,000	72,636
6.00%, 05/23/2111	113,000	119,648
Northrop Grumman Corp.
1.75%, 06/01/2018	40,000	39,022
Northrop Grumman Systems Corp.
7.75%, 02/15/2031	80,000	102,028
Northwest Airlines Pass-Through Trust
7.03%, 11/01/2019	186,755	207,297
Novartis Capital Corp.
2.40%, 09/21/2022	80,000	73,346
Nucor Corp.
4.00%, 08/01/2023	70,000	68,333
Occidental Petroleum Corp.
1.75%, 02/15/2017	17,000	17,058
2.70%, 02/15/2023 (A)	88,000	80,561
Ohio Power Co.
6.60%, 03/01/2033	65,000	75,560

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
United States (continued)
Omnicom Group, Inc.
3.63%, 05/01/2022	$ 80,000	$ 77,472
Oncor Electric Delivery Co., LLC
6.80%, 09/01/2018	50,000	58,761
7.00%, 09/01/2022	50,000	59,649
ONEOK Partners, LP
6.20%, 09/15/2043	155,000	167,308
Oracle Corp.
1.20%, 10/15/2017	200,000	196,812
2.38%, 01/15/2019	91,000	91,815
2.50%, 10/15/2022	685,000	627,416
3.63%, 07/15/2023	178,000	176,570
6.13%, 07/08/2039	65,000	75,737
PACCAR Financial Corp., Series MTN
1.55%, 09/29/2014	28,000	28,235
1.60%, 03/15/2017	39,000	38,944
Pacific Gas & Electric Co.
2.45%, 08/15/2022	45,000	40,399
3.25%, 09/15/2021	11,000	10,804
4.45%, 04/15/2042	17,000	15,946
4.50%, 12/15/2041	48,000	45,129
6.05%, 03/01/2034	100,000	114,549
8.25%, 10/15/2018	45,000	56,280
Pacific Life Insurance Co.
9.25%, 06/15/2039 - 144A	175,000	243,024
PacifiCorp
2.95%, 02/01/2022	430,000	413,307
5.50%, 01/15/2019	50,000	57,419
6.25%, 10/15/2037	20,000	23,845
PECO Energy Co.
2.38%, 09/15/2022	100,000	90,877
Pennsylvania Electric Co.
6.05%, 09/01/2017	40,000	44,586
Penske Truck Leasing Co., LP / PTL Finance Corp.
4.88%, 07/11/2022 - 144A	100,000	102,588
PepsiCo, Inc.
0.45%, 02/26/2016 (C)	91,000	91,060
1.25%, 08/13/2017	86,000	85,079
2.75%, 03/01/2023	115,000	106,440
3.00%, 08/25/2021	17,000	16,764
Pfizer, Inc.
3.00%, 06/15/2023 (A)	190,000	178,518
Philip Morris International, Inc.
4.13%, 03/04/2043	265,000	231,986
4.88%, 11/15/2043	25,000	24,766
5.65%, 05/16/2018	155,000	178,021
Phillips 66
2.95%, 05/01/2017	21,000	21,848
4.30%, 04/01/2022	16,000	16,259
Plains All American Pipeline, LP / PAA Finance Corp.
2.85%, 01/31/2023	235,000	213,661
5.75%, 01/15/2020 (A)	130,000	148,394
PNC Bank NA
0.80%, 01/28/2016	265,000	264,379
6.88%, 04/01/2018	250,000	295,586
PNC Financial Services Group, Inc.
4.85%, 06/01/2023 (A) (C) (F)	345,000	308,947

	Principal	Value
United States (continued)
PNC Funding Corp.
2.70%, 09/19/2016	$ 48,000	$ 50,067
5.13%, 02/08/2020	100,000	112,316
PPG Industries, Inc.
3.60%, 11/15/2020	50,000	50,742
6.65%, 03/15/2018	90,000	104,075
PPL Capital Funding, Inc.
3.50%, 12/01/2022	120,000	113,329
4.20%, 06/15/2022	50,000	49,908
4.70%, 06/01/2043	100,000	90,078
PPL Energy Supply LLC
4.60%, 12/15/2021 (A)	35,000	33,633
Pricoa Global Funding I
1.60%, 05/29/2018 - 144A	422,000	409,064
Principal Financial Group, Inc.
8.88%, 05/15/2019	150,000	191,779
Principal Life Global Funding II
0.87%, 07/09/2014 - 144A (C)	47,000	47,152
1.00%, 12/11/2015 - 144A	58,000	58,118
2.25%, 10/15/2018 - 144A	127,000	125,993
Private Export Funding Corp.
2.80%, 05/15/2022	400,000	387,938
Progress Energy, Inc.
3.15%, 04/01/2022	22,000	21,183
ProLogis, LP
4.25%, 08/15/2023	125,000	123,482
6.88%, 03/15/2020	55,000	64,780
Prudential Financial, Inc.
5.20%, 03/15/2044 (C)	245,000	237,037
Prudential Financial, Inc., Series MTN 5.10%, 08/15/2043	80,000	79,452
Prudential Insurance Co. of America
8.30%, 07/01/2025 - 144A	300,000	376,563
PSEG Power LLC
4.15%, 09/15/2021	23,000	23,339
4.30%, 11/15/2023 (A)	39,000	38,825
5.13%, 04/15/2020	90,000	98,150
5.32%, 09/15/2016	50,000	55,014
5.50%, 12/01/2015	170,000	184,160
Public Service Co. of New Hampshire
3.50%, 11/01/2023	40,000	39,165
Public Service Co. of Oklahoma
5.15%, 12/01/2019	110,000	121,865
Public Service Electric & Gas Co., Series MTN 3.65%, 09/01/2042	49,000	41,317
Quest Diagnostics, Inc.
4.75%, 01/30/2020	160,000	166,448
Qwest Corp.
6.75%, 12/01/2021	67,000	73,363
Republic Services, Inc.
3.55%, 06/01/2022	54,000	52,069
5.25%, 11/15/2021	80,000	87,220
5.50%, 09/15/2019	100,000	112,524
Ryder System, Inc.,
Series MTN
2.50%, 03/01/2017	23,000	23,399
3.50%, 06/01/2017	121,000	126,603
SABMiller Holdings, Inc.
2.45%, 01/15/2017 - 144A	490,000	501,753
3.75%, 01/15/2022 - 144A	200,000	200,746

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
United States (continued)
Samsung Electronics America, Inc.
1.75%, 04/10/2017 - 144A	$ 200,000	$ 198,719
San Diego Gas & Electric Co.
3.95%, 11/15/2041	33,000	29,769
6.00%, 06/01/2026	75,000	89,512
Sempra Energy
2.88%, 10/01/2022	378,000	348,034
4.05%, 12/01/2023	96,000	94,794
9.80%, 02/15/2019	140,000	184,945
Simon Property Group, LP
2.15%, 09/15/2017	158,000	160,181
2.75%, 02/01/2023	145,000	132,501
4.13%, 12/01/2021	27,000	27,931
4.38%, 03/01/2021	60,000	63,441
Southern California Edison Co.
3.88%, 06/01/2021 (A)	18,000	18,910
3.90%, 12/01/2041	50,000	44,206
4.05%, 03/15/2042	75,000	67,912
Southern Co.
1.95%, 09/01/2016	23,000	23,472
2.45%, 09/01/2018	40,000	40,607
Southern Power Co.
5.15%, 09/15/2041	25,000	24,475
5.25%, 07/15/2043	75,000	74,499
Southwestern Electric Power Co.
6.45%, 01/15/2019	50,000	57,408
Southwestern Public Service Co.
6.00%, 10/01/2036	97,000	107,342
8.75%, 12/01/2018	80,000	101,966
Spectra Energy Capital LLC
3.30%, 03/15/2023	89,000	78,820
5.65%, 03/01/2020	190,000	206,896
7.50%, 09/15/2038	30,000	34,497
8.00%, 10/01/2019	100,000	119,116
Spectra Energy Partners, LP
2.95%, 09/25/2018	71,000	71,967
5.95%, 09/25/2043	90,000	96,214
State Street Corp.
3.10%, 05/15/2023	72,000	66,946
3.70%, 11/20/2023	481,000	477,218
SunTrust Banks, Inc.
2.35%, 11/01/2018	39,000	38,793
3.50%, 01/20/2017	130,000	136,697
Swiss RE Treasury US Corp.
4.25%, 12/06/2042 - 144A	125,000	107,418
Texas Eastern Transmission, LP
2.80%, 10/15/2022 - 144A	129,000	115,352
Texas Instruments, Inc.
1.65%, 08/03/2019	37,000	35,640
Thermo Fisher Scientific, Inc.
1.30%, 02/01/2017	106,000	105,539
4.15%, 02/01/2024	172,000	170,366
5.30%, 02/01/2044	30,000	30,335
Time Warner Cable, Inc.
4.50%, 09/15/2042	30,000	22,727
5.50%, 09/01/2041	114,000	94,462
6.55%, 05/01/2037	100,000	92,535
8.75%, 02/14/2019	105,000	125,248
Time Warner Entertainment Co., LP
8.38%, 03/15/2023	30,000	34,505

	Principal	Value
United States (continued)
Time Warner, Inc.
4.75%, 03/29/2021	$ 300,000	$ 319,912
4.90%, 06/15/2042	175,000	166,126
5.35%, 12/15/2043	30,000	30,382
5.38%, 10/15/2041	17,000	17,196
Toyota Motor Credit Corp., Series MTN
2.00%, 09/15/2016 - 10/24/2018	354,000	356,498
2.05%, 01/12/2017	100,000	102,199
U.S. Bancorp
7.50%, 06/01/2026	70,000	86,065
U.S. Bancorp, Series MTN
1.95%, 11/15/2018	200,000	198,927
3.00%, 03/15/2022	33,000	31,910
4.13%, 05/24/2021	37,000	39,322
UDR, Inc.
3.70%, 10/01/2020	155,000	155,834
Union Carbide Corp.
7.50%, 06/01/2025	40,000	46,321
7.75%, 10/01/2096	40,000	43,675
Union Pacific Corp.
2.95%, 01/15/2023	21,000	19,409
4.16%, 07/15/2022	87,000	89,504
4.30%, 06/15/2042	24,000	21,717
United Airlines Pass-Through Trust
4.30%, 08/15/2025	67,000	68,173
United Parcel Service, Inc.
2.45%, 10/01/2022	29,000	26,649
United Technologies Corp.
3.10%, 06/01/2022	325,000	317,779
4.50%, 06/01/2042	71,000	68,947
6.13%, 02/01/2019	50,000	59,020
UnitedHealth Group, Inc.
2.75%, 02/15/2023	38,000	34,795
2.88%, 03/15/2023	150,000	139,576
3.38%, 11/15/2021	37,000	36,543
3.95%, 10/15/2042	205,000	173,853
6.63%, 11/15/2037	100,000	120,985
Ventas Realty, LP
5.70%, 09/30/2043	55,000	56,303
Ventas Realty, LP / Ventas Capital Corp.
4.25%, 03/01/2022	295,000	296,856
Verizon Communications, Inc.
2.45%, 11/01/2022	235,000	208,033
2.50%, 09/15/2016	265,000	274,020
3.85%, 11/01/2042	320,000	261,377
4.50%, 09/15/2020	394,000	421,803
6.40%, 09/15/2033	425,000	488,801
6.55%, 09/15/2043	285,000	333,438
7.75%, 12/01/2030	280,000	357,628
8.75%, 11/01/2018	117,000	149,710
Verizon Pennsylvania LLC
8.75%, 08/15/2031	225,000	278,030
Viacom, Inc.
3.13%, 06/15/2022 (A)	50,000	46,190
3.25%, 03/15/2023	44,000	40,754
3.88%, 12/15/2021	40,000	39,754
4.38%, 03/15/2043	145,000	122,434
5.85%, 09/01/2043	90,000	94,610

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
United States (continued)
Virginia Electric and Power Co.
2.75%, 03/15/2023 (A)	$ 100,000	$ 92,974
2.95%, 01/15/2022	8,000	7,729
Wachovia Bank NA, Series MTN
5.60%, 03/15/2016	300,000	328,539
Wachovia Corp., Series MTN
5.75%, 02/01/2018	480,000	553,477
Wal-Mart Stores, Inc.
3.63%, 07/08/2020	200,000	209,570
4.00%, 04/11/2043	435,000	387,143
Walgreen Co.
3.10%, 09/15/2022 (A)	94,000	88,124
Walt Disney Co., Series MTN
0.45%, 12/01/2015	42,000	41,957
Waste Management, Inc.
7.38%, 03/11/2019	60,000	72,568
WEA Finance LLC / WT Finance AUST Pty, Ltd.
3.38%, 10/03/2022 - 144A	105,000	99,403
6.75%, 09/02/2019 - 144A	110,000	130,791
Weingarten Realty Investors
4.45%, 01/15/2024	80,000	78,358
WellPoint, Inc.
2.30%, 07/15/2018	85,000	84,325
3.13%, 05/15/2022	62,000	58,149
3.30%, 01/15/2023	21,000	19,597
4.63%, 05/15/2042	50,000	46,211
5.10%, 01/15/2044	225,000	223,121
Wells Fargo & Co.
1.25%, 07/20/2016	490,000	493,635
2.15%, 01/15/2019	71,000	70,778
2.63%, 12/15/2016	64,000	67,026
3.45%, 02/13/2023	125,000	118,179
3.68%, 06/15/2016 (G)	555,000	590,933
4.13%, 08/15/2023	110,000	108,443
5.38%, 11/02/2043	315,000	322,562
5.63%, 12/11/2017	50,000	57,310
7.98%, 03/15/2018 (C) (F)	310,000	345,650
Wells Fargo & Co., Series MTN
4.60%, 04/01/2021	490,000	537,151
Wisconsin Electric Power Co.
2.95%, 09/15/2021	2,000	1,965
3.65%, 12/15/2042	40,000	33,420
4.25%, 12/15/2019	140,000	153,173
Xcel Energy, Inc.
4.70%, 05/15/2020	325,000	356,680
4.80%, 09/15/2041	3,000	2,921
6.50%, 07/01/2036	130,000	154,877
Xerox Corp.
2.95%, 03/15/2017	16,000	16,425
4.50%, 05/15/2021	24,000	24,703
5.63%, 12/15/2019	70,000	77,190
Zoetis, Inc.
1.88%, 02/01/2018	41,000	40,663
4.70%, 02/01/2043	17,000	15,889
Virgin Islands, British - 0.1%
CNOOC Finance, Ltd.
1.13%, 05/09/2016	200,000	199,263
3.00%, 05/09/2023	200,000	178,637

	Principal	Value
Virgin Islands, British (continued)
Sinopec Group Overseas Development 2013, Ltd.
4.38%, 10/17/2023 - 144A	$ 200,000	$ 196,384
State Grid Overseas Investment 2013, Ltd.
1.75%, 05/22/2018 - 144A	200,000	193,997

Total Corporate Debt Securities (cost $136,742,309)		134,502,568

CONVERTIBLE BOND - 0.0% (D)
United States - 0.0% (D)
American Express Credit Corp., Series MTN
2.38%, 03/24/2017	100,000	102,788

Total Convertible Bond (cost $99,821)		102,788

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.0% (D)
United States - 0.0% (D)
U.S. Treasury Bill
0.03%, 01/23/2014 (B) (H)	85,000	84,997
0.07%, 06/26/2014 (B) (H)	110,000	109,963
0.08%, 05/01/2014 (B) (H)	20,000	19,997

Total Short-Term U.S. Government Obligations (cost $214,953)		214,957

	Shares	Value
PREFERRED STOCKS - 0.0% (D)
United States - 0.0% (D)
Goldman Sachs Group, Inc. - Series J,
5.50% (C)	5,000	111,450
Morgan Stanley, 7.13% (C)	4,000	104,560

Total Preferred Stocks (cost $225,500)		216,010

COMMON STOCKS - 18.6%
United States - 18.6%
Abbott Laboratories	11,494	440,565
ACE, Ltd.	10,823	1,120,505
Actavis PLC (I)	1,484	249,312
Activision Blizzard, Inc.	8,500	151,555
Adobe Systems, Inc. (I)	10,216	611,734
AECOM Technology Corp. (I)	4,870	143,324
AES Corp.	10,340	150,033
Air Products & Chemicals, Inc.	2,420	270,508
Alaska Air Group, Inc.	1,880	137,936
Alcoa, Inc. (A)	36,037	383,073
Alexion Pharmaceuticals, Inc. (I)	2,508	333,714
Allegion PLC (I)	756	33,408
Allergan, Inc.	4,577	508,413
Alliance Data Systems Corp. (A) (I)	630	165,646
Allstate Corp.	9,010	491,405
Altria Group, Inc.	6,430	246,848
Amazon.com, Inc. (I)	2,256	899,670
Amdocs, Ltd.	3,150	129,906
American Electric Power Co., Inc. (A)	24,222	1,132,136
American Tower Corp. - Class A REIT	4,201	335,324
Ameriprise Financial, Inc.	1,520	174,876
AmerisourceBergen Corp. - Class A	2,160	151,870
Amgen, Inc.	5,460	623,314
Anadarko Petroleum Corp. - Class A	12,476	989,596
Apple, Inc.	4,776	2,679,861
Applied Materials, Inc. - Class A (A)	21,056	372,481

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
United States (continued)
Archer-Daniels-Midland Co.	27,689	$ 1,201,703
Aspen Insurance Holdings, Ltd. (A)	2,300	95,013
AT&T, Inc.	14,078	494,982
AutoZone, Inc. (A) (I)	1,151	550,109
Avago Technologies, Ltd. - Class A	7,574	400,589
AvalonBay Communities, Inc. - REIT (A)	1,878	222,036
Axiall Corp.	3,374	160,063
Axis Capital Holdings, Ltd. (A)	408	19,409
Baker Hughes, Inc.	4,528	250,217
Bank of America Corp.	87,551	1,363,169
Bank of New York Mellon Corp.	140	4,892
Baxter International, Inc.	5,633	391,775
Berkshire Hathaway, Inc. - Class B (A) (I)	6,956	824,703
Best Buy Co., Inc. (A)	7,600	303,088
Biogen IDEC, Inc. (I)	3,511	982,202
Boeing Co.	5,420	739,776
Boston Properties, Inc. - REIT (A)	779	78,188
Brandywine Realty Trust - REIT (A)	6,154	86,710
Bristol-Myers Squibb Co.	26,581	1,412,780
Broadcom Corp. - Class A	2,760	81,834
Brocade Communications Systems, Inc. (I)	5,900	52,333
CA, Inc.	1,900	63,935
Calpine Corp. (I)	3,920	76,479
Camden Property Trust - REIT	1,333	75,821
Cameron International Corp. (A) (I)	1,736	103,344
Capital One Financial Corp.	7,337	562,088
CareFusion Corp. - Class A (I)	3,530	140,565
Caterpillar, Inc. (A)	1,534	139,303
CBS Corp. - Class B	7,959	507,307
Celgene Corp. (I)	7,408	1,251,656
CenturyLink, Inc. (A)	2,690	85,677
Cerner Corp. (I)	300	16,722
CF Industries Holdings, Inc. - Class B	12	2,796
Cheniere Energy, Inc. (I)	2,580	111,250
Chevron Corp.	21,154	2,642,346
CIGNA Corp.	2,100	183,708
Cisco Systems, Inc.	68,007	1,526,757
Citigroup, Inc.	39,232	2,044,380
Citrix Systems, Inc. (I)	4,221	266,978
CMS Energy Corp. (A)	10,812	289,437
CNO Financial Group, Inc.	7,960	140,812
Coca-Cola Co. (A)	16,817	694,710
Cognizant Technology Solutions Corp. - Class A (I)	6,294	635,568
Comcast Corp. - Class A	30,223	1,570,538
Comerica, Inc. - Class A (A)	3,887	184,788
Computer Sciences Corp.	2,710	151,435
ConocoPhillips	8,220	580,743
Constellation Brands, Inc. - Class A (I)	1,688	118,801
Corning, Inc.	8,422	150,080
Costco Wholesale Corp.	4,199	499,723
Crown Holdings, Inc. (I)	5,772	257,258
CSX Corp.	39,691	1,141,910
Cullen / Frost Bankers, Inc. (A)	650	48,380
CVS Caremark Corp.	14,089	1,008,350
Danaher Corp.	2,180	168,296
Deere & Co. (A)	2,208	201,657
Delta Air Lines, Inc.	25,173	691,502
Devon Energy Corp. - Class A	1,500	92,805

	Shares	Value
United States (continued)
Discover Financial Services	10,340	$ 578,523
DISH Network Corp. - Class A (I)	3,613	209,265
Dow Chemical Co. (A)	9,068	402,619
Dr. Pepper Snapple Group, Inc. (A)	7,695	374,900
DTE Energy Co.	1,008	66,921
Dun & Bradstreet Corp. (A)	874	107,284
Dunkin’ Brands Group, Inc. (A)	2,800	134,960
E.I. du Pont de Nemours & Co. (A)	777	50,482
Eaton Corp. PLC	1,287	97,966
eBay, Inc. (I)	9,624	528,261
Edison International (A)	7,837	362,853
EMC Corp. (A)	12,666	318,550
EMCOR Group, Inc.	2,260	95,914
Emerson Electric Co.	14,446	1,013,820
ENDO Health Solutions, Inc. (I)	2,400	161,904
Energizer Holdings, Inc. (A)	1,240	134,218
Ensco PLC - Class A	9,623	550,243
EOG Resources, Inc.	1,083	181,771
EQT Corp.	1,565	140,506
Everest RE Group, Ltd.	1,305	203,410
Excel Trust, Inc. - REIT (A)	2,010	22,894
Extra Space Storage, Inc. - REIT	2,970	125,126
Exxon Mobil Corp.	19,323	1,955,488
Facebook, Inc. - Class A (I)	6,839	373,820
Fidelity National Information Services, Inc.	1,653	88,733
Fluor Corp.	12,331	990,056
Ford Motor Co.	18,270	281,906
Freeport-McMoRan Copper & Gold, Inc.	9,777	368,984
GameStop Corp. - Class A (A)	2,820	138,913
Gap, Inc. - Class A (A)	790	30,873
General Dynamics Corp.	3,701	353,631
General Electric Co.	30,429	852,925
General Mills, Inc. (A)	18,440	920,340
General Motors Co. (I)	20,596	841,759
Geo Group, Inc. - REIT	3,130	100,849
Gilead Sciences, Inc. (A) (I)	7,066	531,010
Goldman Sachs Group, Inc.	5,691	1,008,787
Google, Inc. - Class A (I)	2,117	2,372,543
Graham Holdings Co. - Class B (A)	200	132,664
Greif, Inc. - Class A	660	34,584
H&R Block, Inc.	5,090	147,814
Halliburton Co.	6,912	350,784
Hanesbrands, Inc.	1,930	135,621
Hartford Financial Services Group, Inc.	4,238	153,543
HCP, Inc. - REIT	4,588	166,636
Herbalife, Ltd. (A)	2,000	157,400
Hewlett-Packard Co.	34,047	952,635
Highwoods Properties, Inc. - REIT	3,133	113,321
Home Depot, Inc. (A)	21,588	1,777,556
Honeywell International, Inc.	16,611	1,517,747
Hospitality Properties Trust - REIT (A)	1,510	40,815
Host Hotels & Resorts, Inc. - REIT (A)	1,785	34,700
Howard Hughes Corp. (I)	500	60,050
Humana, Inc. - Class A (A)	5,369	554,188
IDEX Corp. (A)	1,900	140,315
Ingersoll-Rand PLC	8,570	527,912
Ingredion, Inc. (A)	1,150	78,729
IntercontinentalExchange Group, Inc.	3,662	823,657
International Business Machines Corp.	2,921	547,892

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
United States (continued)
International Paper Co.	4,603	$ 225,685
Intuitive Surgical, Inc. (A) (I)	232	89,107
Invesco, Ltd.	13,894	505,742
Jarden Corp. (I)	2,790	171,166
Johnson & Johnson	26,098	2,390,316
Johnson Controls, Inc.	4,976	255,269
Kellogg Co. (A)	5,168	315,610
Kilroy Realty Corp. - REIT (A)	2,581	129,515
Kimberly-Clark Corp.	2,696	281,624
Kimco Realty Corp. - REIT (A)	5,919	116,900
KLA-Tencor Corp. (A)	6,407	412,995
Kroger Co.	13,650	539,584
LAM Research Corp. (I)	8,556	465,874
Lennar Corp. - Class A (A)	951	37,622
Lexmark International, Inc. - Class A (A)	3,700	131,424
Lincoln National Corp.	3,240	167,249
LinkedIn Corp. - Class A (I)	204	44,233
Lorillard, Inc.	5,010	253,907
Lowe’s Cos., Inc.	20,142	998,036
Lululemon Athletica, Inc. (A) (I)	1,163	68,652
LyondellBasell Industries NV - Class A	7,090	569,185
Macy’s, Inc.	10,494	560,380
Marathon Oil Corp.	7,864	277,599
Marathon Petroleum Corp.	11,264	1,033,247
Marriott International, Inc. - Class A (A)	464	22,903
Marsh & McLennan Cos., Inc.	6,491	313,905
Marvell Technology Group, Ltd. (A)	10,100	145,238
Masco Corp.	17,554	399,705
Mastercard, Inc. - Class A (A)	656	548,062
McDonald’s Corp.	681	66,077
McKesson Corp.	6,150	992,610
Medtronic, Inc.	5,400	309,906
Merck & Co., Inc.	11,997	600,450
MetLife, Inc.	16,419	885,312
Mettler-Toledo International, Inc. (I)	1,394	338,170
MGM Resorts International (I)	6,800	159,936
Microsoft Corp.	80,351	3,007,538
Molson Coors Brewing Co. - Class B (A)	3,630	203,824
Mondelez International, Inc. - Class A (A)	20,565	725,944
Monsanto Co.	3,882	452,447
Morgan Stanley	23,147	725,890
Mosaic Co. (A)	1,522	71,945
National Fuel Gas Co. (A)	645	46,053
Nationstar Mortgage Holdings, Inc. (I)	390	14,414
NetApp, Inc.	2,758	113,464
NextEra Energy, Inc.	8,950	766,299
NiSource, Inc. - Class B	11,582	380,816
Noble Corp. plc	5,859	219,537
Nordstrom, Inc. (A)	2,544	157,219
Norfolk Southern Corp.	1,863	172,942
Northrop Grumman Corp.	5,440	623,478
Nu Skin Enterprises, Inc. - Class A (A)	1,130	156,189
Occidental Petroleum Corp.	7,384	702,218
Ocwen Financial Corp. - Class B (I)	2,410	133,634
Omnicare, Inc. (A)	2,300	138,828
Omnicom Group, Inc.	676	50,274
Oracle Corp.	52,599	2,012,438
PACCAR, Inc.	12,368	731,815
Parker Hannifin Corp.	1,000	128,640

	Shares	Value
United States (continued)
PepsiCo, Inc.	11,807	$ 979,273
Perrigo Co. PLC	954	146,401
Pfizer, Inc.	37,444	1,146,910
Philip Morris International, Inc.	15,580	1,357,485
Phillips 66	10,389	801,304
Pilgrim’s Pride Corp. (A) (I)	7,700	125,125
Pinnacle West Capital Corp.	2,030	107,428
Pitney Bowes, Inc. (A)	5,980	139,334
PNC Financial Services Group, Inc.	1,500	116,370
Post Properties, Inc. - REIT	1,265	57,216
PPG Industries, Inc.	3,190	605,015
priceline.com, Inc. (I)	330	383,592
Procter & Gamble Co.	17,530	1,427,117
ProLogis, Inc. - Class A REIT	462	17,071
Prudential Financial, Inc.	2,310	213,028
Public Storage - REIT	366	55,090
PulteGroup, Inc. (A)	16,893	344,110
QUALCOMM, Inc.	13,845	1,027,991
Questar Corp. (A)	6,418	147,550
R.R. Donnelley & Sons Co. (A)	6,800	137,904
Range Resources Corp.	942	79,420
RenaissanceRe Holdings, Ltd. (A)	2,467	240,138
RLJ Lodging Trust - REIT	5,290	128,653
Roper Industries, Inc. (A)	300	41,604
Rovi Corp. (I)	7,000	137,830
Royal Caribbean Cruises, Ltd. - Class A (A)	6,989	331,418
SanDisk Corp.	3,334	235,180
Schlumberger, Ltd.	14,852	1,338,314
Seagate Technology PLC (A)	2,660	149,386
Sealed Air Corp. - Class A	4,100	139,605
Sempra Energy (A)	4,448	399,252
Service Corp., International	6,840	124,009
Simon Property Group, Inc. - REIT	2,504	381,009
SLM Corp.	1,453	38,185
Southwest Airlines Co.	14,569	274,480
Spectrum Brands Holdings, Inc. - Class A	1,060	74,783
SPX Corp.	2,116	210,775
Staples, Inc. (A)	7,600	120,764
Starbucks Corp.	3,860	302,585
Starwood Hotels & Resorts Worldwide, Inc.	3,330	264,568
State Street Corp.	7,859	576,772
Stryker Corp. (A)	5,164	388,023
SVB Financial Group (I)	464	48,655
Symantec Corp.	16,480	388,598
Target Corp.	3,401	215,181
TD Ameritrade Holding Corp. (A)	3,236	99,151
TE Connectivity, Ltd.	3,045	167,810
Tesoro Corp.	2,200	128,700
Thermo Fisher Scientific, Inc.	540	60,129
Time Warner Cable, Inc.	5,272	714,356
Time Warner, Inc. (A)	19,162	1,335,975
TJX Cos., Inc.	10,473	667,444
Toll Brothers, Inc. (A) (I)	1,368	50,616
Travelers Cos., Inc.	2,800	253,512
Twitter, Inc. (A) (I)	600	38,190
Tyco International, Ltd.	2,290	93,982
Tyson Foods, Inc. - Class A (A)	4,110	137,521
U.S. Bancorp - Class A	2,959	119,544
U.S. Steel Corp. (A)	6,460	190,570

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
United States (continued)
Ubiquiti Networks, Inc. (A) (I)	1,000	$ 45,960
UGI Corp.	3,530	146,354
Union Pacific Corp.	7,399	1,243,032
United Parcel Service, Inc. - Class B	220	23,118
United Technologies Corp.	13,351	1,519,344
United Therapeutics Corp. (A) (I)	700	79,156
UnitedHealth Group, Inc.	11,213	844,339
V.F. Corp. (A)	13,132	818,649
Valeant Pharmaceuticals International, Inc. (I)	767	90,046
Valero Energy Corp.	2,780	140,112
Ventas, Inc. - REIT	5,538	317,217
VeriSign, Inc. (A) (I)	600	35,868
Verizon Communications, Inc. (A)	29,499	1,449,581
Vertex Pharmaceuticals, Inc. (I)	8,695	646,038
Viacom, Inc. - Class B	7,120	621,861
Visa, Inc. - Class A (A)	6,709	1,493,960
Vishay Intertechnology, Inc. (A) (I)	3,300	43,758
VMware, Inc. - Class A (A) (I)	1,136	101,911
Wal-Mart Stores, Inc.	4,139	325,698
Walgreen Co.	8,730	501,451
Walt Disney Co. - Class A	4,585	350,294
WellPoint, Inc.	6,080	561,731
Wells Fargo & Co.	65,671	2,981,463
Western Digital Corp.	6,760	567,164
Whirlpool Corp.	990	155,291
Williams Cos., Inc.	2,576	99,356
WW Grainger, Inc.	1,348	344,306
Wyndham Worldwide Corp.	580	42,740
Xerox Corp. (A)	3,500	42,595
Xilinx, Inc. (A)	14,290	656,197
XL Group PLC - Class A	2,942	93,673
Yahoo! Inc. (I)	14,690	594,064
Yum! Brands, Inc.	2,818	213,069

Total Common Stocks (cost $109,422,918)		130,362,497

	Shares	Value
INVESTMENT COMPANIES - 5.5%
United States - 5.5%
JPMorgan High Yield Fund (J)	745,774	$ 5,951,280
JPMorgan International Equity Fund (J)	980,954	16,136,688
JPMorgan International Opportunities Fund (J)	1,049,203	16,493,475

Total Investment Companies (cost $31,785,938)		38,581,443

SECURITIES LENDING COLLATERAL - 6.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (H)	41,759,111	41,759,111

Total Securities Lending Collateral (cost $41,759,111)		41,759,111

	Principal	Value
REPURCHASE AGREEMENT - 8.5%
State Street Bank & Trust Co. 0.01% (H), dated 12/31/2013, to be repurchased at $59,719,268 on 01/02/2014. Collateralized by U.S. Government Agency Obligations, 3.50 - 4.00%, due 01/25/2039 - 09/25/2039, and with a total value of $60,915,408.	$ 59,719,235	59,719,235

Total Repurchase Agreement (cost $59,719,235)		59,719,235

Total Investment Securities (cost $717,512,775) (K)		737,981,180
Other Assets and Liabilities - Net - (5.5)%		(38,504,129)

Net Assets - 100.0%		$ 699,477,051

FUTURES CONTRACTS: (L)
Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
10-Year Government of Canada Bond	Long	23	03/20/2014	$(34,427)
10-Year U.S. Treasury Note	Short	(139)	03/20/2014	260,269
2-Year U.S. Treasury Note	Long	22	03/31/2014	(9,516)
5-Year U.S. Treasury Note	Short	(47)	03/31/2014	74,086
CAC 40 Index	Short	(60)	01/17/2014	(182,853)
DAX Index	Long	11	03/21/2014	184,221
EURO STOXX 50 Index	Long	67	03/21/2014	143,554
Long U.S. Treasury Bond	Long	35	03/20/2014	(78,234)
Russell 2000 Mini Index	Long	90	03/21/2014	569,650
S&P 500 E-Mini Index	Long	171	03/21/2014	559,005
TOPIX Index	Long	52	03/13/2014	224,300
Ultra Long U.S. Treasury Bond	Short	(9)	03/20/2014	19,618

				$1,729,673

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investment Securities	Value
U.S. Government Agency Obligations	23.2%	$170,930,681
U.S. Government Obligations	13.4	99,294,256
Capital Markets	6.8	49,881,223
Mortgage-Backed Securities	4.6	34,284,988
Asset-Backed Securities	3.6	26,258,370
Commercial Banks	3.5	26,054,530
Diversified Financial Services	2.8	20,723,581
Oil, Gas & Consumable Fuels	2.8	20,548,889
Insurance	1.6	11,515,635
Media	1.4	10,535,293
Electric Utilities	1.3	9,695,606
Diversified Telecommunication Services	1.2	9,040,578
Pharmaceuticals	1.2	8,609,769
Software	1.1	8,499,735
Real Estate Investment Trusts	1.0	7,158,922
Energy Equipment & Services	0.9	6,390,546
Computers & Peripherals	0.9	6,389,695
Aerospace & Defense	0.8	6,097,156
Health Care Providers & Services	0.8	5,981,940
Biotechnology	0.7	5,422,578
Specialty Retail	0.7	5,311,574
Consumer Finance	0.7	5,014,815
Road & Rail	0.7	4,968,251
Chemicals	0.7	4,901,745
Food & Staples Retailing	0.6	4,816,012
IT Services	0.6	4,661,778
Food Products	0.6	4,577,698
Beverages	0.6	4,376,384
Internet Software & Services	0.5	4,058,194
Multi-Utilities	0.5	3,540,230
Metals & Mining	0.4	3,181,302
Semiconductors & Semiconductor Equipment	0.4	3,018,022
Tobacco	0.4	2,766,994
Communications Equipment	0.4	2,748,264
Machinery	0.3	2,614,038
Automobiles	0.3	2,354,666
Wireless Telecommunication Services	0.3	2,210,948
Commercial Services & Supplies	0.3	2,053,680
Household Products	0.3	2,021,203
Airlines	0.3	1,934,449
Health Care Equipment & Supplies	0.2	1,759,941
Industrial Conglomerates	0.2	1,679,132
Multiline Retail	0.2	1,559,236
Hotels, Restaurants & Leisure	0.2	1,538,256
Internet & Catalog Retail	0.2	1,517,633
Foreign Government Obligations	0.2	1,367,463
Construction & Engineering	0.2	1,306,258
Gas Utilities	0.2	1,226,853
Electrical Equipment	0.1	1,153,390
Textiles, Apparel & Luxury Goods	0.1	1,022,922
Independent Power Producers & Energy Traders	0.1	837,979
Household Durables	0.1	758,805
Life Sciences Tools & Services	0.1	704,539
Electronic Equipment & Instruments	0.1	643,253
Trading Companies & Distributors	0.1	609,306
Transportation Infrastructure	0.1	548,399
Auto Components	0.1	471,029
Building Products	0.1	433,113

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investment Securities		Value
Containers & Packaging	0.1%		$431,447
Paper & Forest Products	0.1		404,868
Diversified Consumer Services	0.1		404,487
Municipal Government Obligations	0.1		386,813
Personal Products	0.0	(D)	313,589
Water Utilities	0.0	(D)	197,587
Office Electronics	0.0	(D)	160,913
Thrifts & Mortgage Finance	0.0	(D)	148,048
Professional Services	0.0	(D)	107,284
Real Estate Management & Development	0.0	(D)	60,050
Air Freight & Logistics	0.0	(D)	49,767
Construction Materials	0.0	(D)	24,577
Health Care Technology	0.0	(D)	16,722

Investment Securities, at Value	86.2		636,287,877
Short-Term Investments	13.8		101,693,303

Total Investments	100.0%		$737,981,180

VALUATION SUMMARY: (M)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
U.S. Government Obligations	$—	$99,294,256	$—	$99,294,256
U.S. Government Agency Obligations	—	170,930,681	—	170,930,681
Foreign Government Obligations	—	1,367,463	—	1,367,463
Mortgage-Backed Securities	—	34,284,988	—	34,284,988
Asset-Backed Securities	—	26,258,370	—	26,258,370
Municipal Government Obligations	—	386,813	—	386,813
Corporate Debt Securities	—	134,502,568	—	134,502,568
Convertible Bond	—	102,788	—	102,788
Short-Term U.S. Government Obligations	—	214,957	—	214,957
Preferred Stocks	216,010	—	—	216,010
Common Stocks	130,362,497	—	—	130,362,497
Investment Companies	38,581,443	—	—	38,581,443
Securities Lending Collateral	41,759,111	—	—	41,759,111
Repurchase Agreement	—	59,719,235	—	59,719,235
Total Investment Securities	$210,919,061	$527,062,119	$—	$737,981,180

Derivative Financial Instruments
Futures Contracts (N)	$2,034,703	$—	$—	$2,034,703
Total Derivative Financial Instruments	$2,034,703	$—	$—	$2,034,703

Other Assets (O)
Other Assets (P)	$—	$—	$665,327	$665,327
Total Other Assets	$—	$—	$665,327	$665,327

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
LIABILITIES
Derivative Financial Instruments
Futures Contracts (N)	$(305,030)	$—	$—	$(305,030)
Total Derivative Financial Instruments	$(305,030)	$—	$—	$(305,030)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at December 31, 2012	Purchases	Sales	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) (Q)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at December 31, 2013 (R)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2013 (Q)
Other Assets	$752,331	$—	$—	$—	$—	$(87,004)	$—	$—	$665,327	$(87,004)

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $40,864,959. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	All or a portion of this security has been segregated by the custodian with the broker as collateral to cover margin requirements for open futures contracts. Total value of securities segregated as collateral to cover margin requirements for open futures contracts is $2,885,352.
(C)	Floating or variable rate note. Rate is listed as of December 31, 2013.
(D)	Percentage rounds to less than 0.1%.
(E)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate fair value of securities is $165,000, or 0.02% of the portfolio’s net assets.
(F)	The security has a perpetual maturity. The date shown is the next call date.
(G)	Step bond - Coupon rate changes in increments to maturity. Rate disclosed is as of December 31, 2013. Maturity date disclosed is the ultimate maturity date.
(H)	Rate shown reflects the yield at December 31, 2013.
(I)	Non-income producing security.
(J)	The investment issuer is affiliated with the sub-adviser of the portfolio.
(K)	Aggregate cost for federal income tax purposes is $718,885,376. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $31,462,547 and $12,366,743, respectively. Net unrealized appreciation for tax purposes is $19,095,804.
(L)	Cash in the amount of $65,000 has been segregated by the custodian with the broker as collateral to cover margin requirements for open futures contracts.
(M)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(N)	Derivative financial instruments valued at unrealized appreciation (depreciation) on the instrument.
(O)	Certain assets and liabilities are held at carrying amount or face value, which approximates fair value for financial reporting purposes.
(P)	Other assets include pending litigation receivable.
(Q)	Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as Level 3 at year end.
(R)	Level 3 securities were not considered significant to the Portfolio.

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities aggregated $59,434,464, or 8.50% of the portfolio’s net assets.
IO	Interest only portion of a STRIP (Separate Trading of Registered Interest and Principal Security) Security
MTN	Medium Term Note
PO	Principal only portion of a STRIP (Separate Trading of Registered Interest and Principal Security) Security
REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)
REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)
STRIPS	Separate Trading of Registered Interest and Principal of Securities

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment securities, at value (cost: $657,793,540) (including securities loaned of $40,864,959)	$678,261,945
Repurchase agreement, at value (cost: $59,719,235)	59,719,235
Cash on deposit with broker	65,000
Foreign currency, at value (cost: $28,720)	31,975
Cash	973
Receivables:
Shares sold	1,561,233
Investment securities sold	208,589
Interest	2,318,325
Dividends	191,441
Securities lending income (net)	7,878
Variation margin receivable on derivative financial instruments	1,231,588
Prepaid expenses	11,434
Other Assets	665,327

Total assets	744,274,943

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	30,557
Investment securities purchased	2,275,205
Management and advisory fees	416,652
Distribution and service fees	125,274
Administration fees	15,026
Transfer agent fees	1,732
Trustees fees	310
Audit and tax fees	25,514
Custody fees	28,341
Legal fees	4,272
Printing and shareholder reports fees	114,829
Other	1,069
Collateral for securities on loan	41,759,111

Total liabilities	44,797,892

Net assets	$699,477,051

Net assets consist of:
Capital stock ($0.01 par value)	$506,455
Additional paid-in capital	715,473,807
Undistributed (accumulated) net investment income (loss)	8,020,580
Undistributed (accumulated) net realized gain (loss)	(46,720,427)
Net unrealized appreciation (depreciation) on:
Investment securities	20,468,405
Futures contracts	1,729,673
Translation of assets and liabilities denominated in foreign currencies	(1,442)

Net assets	$699,477,051

Net assets by class:
Initial Class	$113,899,505
Service Class	585,577,546

Shares outstanding:
Initial Class	8,575,322
Service Class	42,070,167

Net asset value and offering price per share:
Initial Class	$13.28
Service Class	13.92

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $551)	$2,711,389
Interest income (net of withholding taxes on foreign interest of $44)	9,924,164
Securities lending income (net)	54,613

Total investment income	12,690,166

Expenses:
Management and advisory	3,970,930
Distribution and service:
Service Class	1,126,705
Administration	142,501
Transfer agent	8,430
Trustees	16,683
Audit and tax	26,665
Custody	308,471
Legal	23,718
Printing and shareholder reports	108,716
Other	27,119

Total expenses	5,759,938

Net investment income (loss)	6,930,228

Net realized gain (loss) on transactions from:
Investment securities	11,578,713
Distributions from investments in investment companies	133,328
Futures contracts	7,015,374
Foreign currency transactions	(43,811)

Net realized gain (loss)	18,683,604

Net change in unrealized appreciation (depreciation) on:
Investment securities	2,986,799
Futures contracts	1,168,199
Translation of assets and liabilities denominated in foreign currencies	(1,304)

Net change in unrealized appreciation (depreciation)	4,153,694

Net realized and change in unrealized gain (loss)	22,837,298

Net increase (decrease) in net assets resulting from operations	$29,767,526

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$6,930,228	$5,215,631
Net realized gain (loss)	18,683,604	2,689,700
Net change in unrealized appreciation (depreciation)	4,153,694	15,133,766
Net increase (decrease) in net assets resulting from operations	29,767,526	23,039,097

Distributions to shareholders:
Net investment income:
Initial Class	(1,317,545)	(793,102)
Service Class	(4,684,933)	(1,261,357)
Total distributions from net investment income	(6,002,478)	(2,054,459)
Total distributions to shareholders	(6,002,478)	(2,054,459)

Capital share transactions:
Proceeds from shares sold:
Initial Class	6,492,425	10,931,570
Service Class	278,228,322	223,219,893
	284,720,747	234,151,463
Dividends and distributions reinvested:
Initial Class	1,317,545	793,102
Service Class	4,684,933	1,261,357
	6,002,478	2,054,459
Cost of shares redeemed:
Initial Class	(27,193,032)	(28,472,932)
Service Class	(39,005,831)	(11,266,831)
	(66,198,863)	(39,739,763)
Net increase (decrease) in net assets resulting from capital share transactions	224,524,362	196,466,159

Net increase (decrease) in net assets	248,289,410	217,450,797

Net assets:
Beginning of year	451,187,641	233,736,844
End of year	$699,477,051	$451,187,641
Undistributed (accumulated) net investment income (loss)	$8,020,580	$6,001,366

Share activity:
Shares issued:
Initial Class	499,619	878,899
Service Class	20,395,189	17,112,435
	20,894,808	17,991,334
Shares issued-reinvested from dividends and distributions:
Initial Class	103,094	63,448
Service Class	349,361	96,140
	452,455	159,588
Shares redeemed:
Initial Class	(2,097,722)	(2,297,112)
Service Class	(2,861,526)	(862,946)
	(4,959,248)	(3,160,058)
Net increase (decrease) in shares outstanding:
Initial Class	(1,495,009)	(1,354,765)
Service Class	17,883,024	16,345,629
	16,388,015	14,990,864

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each year	Initial Class
December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$12.73	$11.89	$11.69	$12.15	$13.37
Investment operations
Net investment income (loss)(A)	0.18	0.21	0.10	0.08	0.06
Net realized and unrealized gain (loss)	0.52	0.71	0.32	(0.08)	0.52
Total investment operations	0.70	0.92	0.42	–	(B)	0.58
Distributions
Net investment income	(0.15)	(0.08)	(0.22)	(0.46)	(0.45)
Net realized gains	—	—	—	—	(1.35)
Total distributions	(0.15)	(0.08)	(0.22)	(0.46)	(1.80)
Net asset value
End of year	$13.28	$12.73	$11.89	$11.69	$12.15
Total return(C)	5.51%	7.72%	3.63%	(0.11)%	4.20%
Net assets end of year (000’s)	$113,899	$128,208	$135,804	$254,517	$285,979
Ratio and supplemental data
Expenses to average net assets(D)	0.81%	0.85%	0.86%	0.85%	0.84%
Net investment income (loss) to average net assets	1.39%	1.68%	0.87%	0.69%	0.47%
Portfolio turnover rate(E)	39%	35%	179%	210%	183%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the portfolio invests.
(E)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

Note:	Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Service Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$13.35	$12.49	$12.28	$12.74	$13.91
Investment operations
Net investment income (loss)(A)	0.16	0.19	0.18	0.06	0.05
Net realized and unrealized gain (loss)	0.54	0.74	0.24	(0.10)	0.52
Total investment operations	0.70	0.93	0.42	(0.04)	0.57
Distributions
Net investment income	(0.13)	(0.07)	(0.21)	(0.42)	(0.39)
Net realized gains	—	—	—	—	(1.35)
Total distributions	(0.13)	(0.07)	(0.21)	(0.42)	(1.74)
Net asset value
End of year	$13.92	$13.35	$12.49	$12.28	$12.74
Total return(B)	5.29%	7.47%	3.44%	(0.42)%	3.95%
Net assets end of year (000’s)	$585,578	$322,980	$97,933	$11,234	$13,590
Ratio and supplemental data
Expenses to average net assets(C)	1.06%	1.10%	1.11%	1.11%	1.09%
Net investment income (loss) to average net assets	1.17%	1.47%	1.45%	0.47%	0.31%
Portfolio turnover rate(D)	39%	35%	179%	210%	183%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Does not include expenses of the investment companies in which the portfolio invests.
(D)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

Note:	Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Tactical Allocation VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2013 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

When-Issued, forward delivery securities and delayed delivery settlements: The Portfolio may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. Government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses on the security.

Treasury inflation-protected securities (“TIPS”): The Portfolio invests in TIPS. TIPS are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of a TIPS will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The adjustments to principal due to inflation/deflation are reflected as increases/decreases to Interest income in the Statement of Operations with a corresponding adjustment to cost.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2013.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REITs”): Dividend income related to a REIT is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

For assets and liabilities for which significant unobservable inputs (Level 3), GAAP requires a reconciliation of the beginning to the ending balances for reported market values that presents changes attributed to the total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of the Portfolio’s Schedule of Investments.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage passthroughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage passthroughs include to be announced (“TBA”) securities and mortgage passthrough certificates. Generally, TBA securities and mortgage passthroughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $500 million	0.700%
Over $500 million up to $750 million	0.675%
Over $750 million	0.650%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
1.00%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$310,897,540
U.S. Government	115,922,358

Proceeds from maturities and sales of securities:
Long-term	159,286,794
U.S. Government	47,461,908

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2012	Ending number of positions at December 31, 2013	Average number of positions (A)
Futures contracts	15	12	15
Forward foreign currency contracts	—	—	1	(B)
(A)	Calculated based on positions held at each month end during the current year.
(B)	Although there were no open positions at the beginning and/or the end of the year the Portfolio periodically invested in this derivative during the year.

The tables below highlight the types of risk associated with the derivative instruments:

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Equity contracts	Total
Asset derivatives
Unrealized appreciation on futures contracts (C) (D)	$353,973	$1,680,730	$2,034,703
Total gross amount of assets (E)	$353,973	$1,680,730	$2,034,703
Liability derivatives
Unrealized depreciation on futures contracts (C) (D)	$(122,177)	$(182,853)	$(305,030)
Total gross amount of liabilities (E)	$(122,177)	$(182,853)	$(305,030)
(C)	Includes cumulative appreciation (depreciation) on futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(D)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(E)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Equity contracts	Total
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on futures contracts	$121,860	$6,893,514	$7,015,374
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on futures contracts	256,759	911,440	1,168,199
Total	$378,619	$7,804,954	$8,183,573

The Portfolio’s derivatives are not subject to a master netting arrangement, or another similar arrangement.

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, foreign currency transactions, capital loss carryforwards, paydown gain/loss, and return of capital distributions from underlying investments.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$339
Undistributed (accumulated) net investment income (loss)	1,091,464
Undistributed (accumulated) net realized gain (loss)	(1,091,803)

At December 31, 2013, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 41,361,313	December 31, 2017
2,132,904	December 31, 2018

The capital loss carryforwards utilized or expired during the year ended December 31, 2013 were $19,118,848.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$6,002,478
Long-Term Capital Gain	—

2012 Distributions paid from:
Ordinary Income	2,054,459
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$8,022,316
Undistributed Long-term Capital Gain	—
Capital Loss Carryforwards	(43,494,217)
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	19,101,955
Other Temporary Differences	(133,265)

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica JPMorgan Tactical Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica JPMorgan Tactical Allocation VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica JPMorgan Tactical Allocation VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica JPMorgan Tactical Allocation VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica Legg Mason Dynamic Allocation - Balanced VP

(unaudited)

MARKET ENVIRONMENT

Stocks rose for a fourth straight month in December, capping a strong year for global equity markets. Over 2013, S&P 500® was up 32.39% and the Russell 2000® Index of small cap stocks gained 38.8%. International stocks also performed well, rising 23.29% (as measured by the MSCI Europe, Australasia, Far East Index). Investment grade bonds were down during the period, as government bond yields rose. The U.S. Federal Reserve initiated its much anticipated “tapering” in mid-December, reducing the pace of its monthly bond purchases from $85 billion to $75 billion. That sent the yield on the U.S. 10-year Treasury note up by 0.28% for the month, to 3.03%, the first time the yield has ended the month above 3% since June of 2011. Over all, the Barclays U.S. Aggregate Index was down 2.02% in 2013.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Legg Mason Dynamic Allocation - Balanced VP, Service Class returned 9.37%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica Legg Mason Dynamic Allocation - Balanced VP Blended Benchmark (“blended benchmark”), returned 32.39% and 12.10%, respectively.

The blended benchmark is comprised of the Barclays Long Treasury Index 50%, the Russell 1000® Index 40%, MSCI Europe, Australasia, Far East Index 5%, and the Russell 2000® Index 5%.

STRATEGY REVIEW

The portfolio invests primarily in Exchange-Traded Funds (“ETFs”) that are designed to track various stock and bond indices. In addition, we use a combination of risk management strategies that are designed to protect the portfolio from experiencing significant losses in the event of a major decline in the markets, in exchange for giving up some of the “upside” in rising markets.

The first of these strategies involves systematically raising the allocation to cash in response to declines in the portfolio’s net asset value (“NAV”), and then lowering the allocation to cash as the NAV rises. This strategy works best during extended market declines, a market environment that was not realized in 2013. As such, the portfolio did not move to cash over the calendar year 2013 and the strategy had no impact on performance.

The other risk management strategy involves the continuous use of put options on the S&P 500® to provide additional protection against a decline in the stock market. This strategy tends to help the portfolio’s relative performance in periods when the stock market is falling (since put options tend to rise in price when the underlying index is falling), but it detracts from relative performance when the stock market is rising (since puts tend to fall when the underlying index is rising). The put strategy detracted from the portfolio’s performance over the year as stock markets rose.

Overall, we estimate that the put option strategy was responsible for the majority of the portfolio’s underperformance over the year. In addition to fees, there was some small negative contribution from tracking error among the underlying equity and bond ETFs over the year, and some positive impact from the difference in the bond ETF weights versus the benchmark weights. On a net basis, though, these ETF tracking/weighting factors only impacted relative performance (positively) by approximately 0.3%.

Steven D. Bleiberg

Y. Wayne Lin

Patricia Duffy

Co-Portfolio Managers

Legg Mason Global Asset Allocation, LLC

Transamerica Series Trust	Annual Report 2013

Transamerica Legg Mason Dynamic Allocation - Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	10 Years or Life of Class	Inception Date
Service Class	9.37%	6.71%	05/01/2012
S&P 500®(A)	32.39%	20.50%
Transamerica Legg Mason Dynamic Allocation - Balanced VP Blended Benchmark(A)	12.10%	9.70%

NOTES

(A) The Transamerica Legg Mason Dynamic Allocation - Balanced VP Blended Benchmark is comprised of the following benchmarks: The Barclays Long Treasury Index 50%, the Russell 1000® Index 40%, MSCI Europe, Australasia, Far East Index 5%, and the Russell 2000® Index 5%. The S&P 500® and the Transamerica Legg Mason Dynamic Allocation - Balanced VP Blended Benchmark are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ. The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. The Barclays Long Treasury Index is comprised of U.S. Treasury securities with remaining maturities of 10 years or more. The MSCI Europe, Australasia, Far East Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. The underlying portfolios invest their assets in various underlying ETFs, their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2013

Transamerica Legg Mason Dynamic Allocation - Balanced VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)
Transamerica Legg Mason Dynamic Allocation - Balanced VP
Service Class	$1,000.00	$1,061.40	$4.73	$1,020.89	$4.63	0.90%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Investment Companies	98.4%
Securities Lending Collateral	10.3
Repurchase Agreement	1.3
Purchased Options	0.4
Other Assets and Liabilities - Net	(10.4)
Total	100.0%

Transamerica Series Trust	Annual Report 2013

Transamerica Legg Mason Dynamic Allocation - Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
INVESTMENT COMPANIES - 98.4%
Capital Markets - 93.5%
iShares 20+ Year Treasury Bond ETF (A)	379,574	$ 38,663,408
iShares Core S&P 500 ETF (A)	707,458	131,339,578
iShares Core Total US Bond Market ETF	182,483	19,421,666
iShares MSCI EAFE ETF	288,277	19,331,855
SPDR S&P 500 ETF Trust	125,579	23,190,674
Vanguard Total Bond Market ETF	1,699,542	135,946,364

Growth - Small Cap - 4.9%
Vanguard Small-Capital ETF (A)	175,102	19,252,465

Total Investment Companies (cost $368,271,867)		387,146,010

	Contracts	Value
PURCHASED OPTIONS - 0.4%
Put Options - 0.4%
S&P 500 Index
Index Value $ 1,350.00
Expires 12/20/2014	50	81,500
S&P 500 Index
Index Value $ 1,400.00
Expires 12/20/2014	113	228,260
S&P 500 Index
Index Value $ 1,425.00
Expires 12/20/2014	84	188,580
S&P 500 Index
Index Value $ 1,450.00
Expires 12/20/2014	147	366,765
S&P 500 Index
Index Value $ 1,475.00
Expires 12/20/2014	60	165,900
S&P 500 Index
Index Value $ 1,500.00
Expires 12/20/2014	75	230,625
S&P 500 Index
Index Value $ 1,550.00
Expires 12/20/2014	67	251,920

	Contracts	Value
Put Options (continued)
S&P 500 Index
Index Value $ 1,575.00
Expires 12/20/2014	25	$ 104,625
S&P 500 Index
Index Value $ 1,600.00
Expires 12/20/2014	14	64,470

Total Purchased Options (cost $3,703,451)		1,682,645

	Shares	Value
SECURITIES LENDING COLLATERAL - 10.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (B)	40,325,604	40,325,604

Total Securities Lending Collateral (cost $40,325,604)		40,325,604

	Principal	Value
REPURCHASE AGREEMENT - 1.3%
State Street Bank & Trust Co. 0.01% (B), dated 12/31/2013, to be repurchased at $5,165,622 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 06/25/2037, and with a value of $5,274,466.	$ 5,165,620	5,165,620

Total Repurchase Agreement (cost $5,165,620)		5,165,620

Total Investment Securities (cost $417,466,542) (C)		434,319,879
Other Assets and Liabilities - Net - (10.4)%		(40,831,288)

Net Assets - 100.0%		$ 393,488,591

VALUATION SUMMARY: (D)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Investment Companies	$387,146,010	$—	$—	$387,146,010
Purchased Options	1,682,645	—	—	1,682,645
Securities Lending Collateral	40,325,604	—	—	40,325,604
Repurchase Agreement	—	5,165,620	—	5,165,620
Total Investment Securities	$429,154,259	$5,165,620	$—	$434,319,879

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $39,496,352. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate shown reflects the yield at December 31, 2013.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Legg Mason Dynamic Allocation - Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	Aggregate cost for federal income tax purposes is $415,639,424. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $28,565,268 and $9,884,813, respectively. Net unrealized appreciation for tax purposes is $18,680,455.
(D)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITIONS:

ETF	Exchange-Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Legg Mason Dynamic Allocation - Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment securities, at value (cost: $412,300,922) (including securities loaned of $39,496,352)	$429,154,259
Repurchase agreement, at value (cost: $5,165,620)	5,165,620
Cash	101,477
Receivables:
Shares sold	1,824,520
Dividends	282,448
Securities lending income (net)	26,848
Prepaid expenses	4,896

Total assets	436,560,068

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	54
Investment securities purchased	2,438,468
Management and advisory fees	190,344
Distribution and service fees	82,235
Administration fees	8,224
Transfer agent fees	830
Trustees fees	458
Audit and tax fees	16,508
Custody fees	3,062
Legal fees	897
Printing and shareholder reports fees	4,672
Other	121
Collateral for securities on loan	40,325,604

Total liabilities	43,071,477

Net assets	$393,488,591

Net assets consist of:
Capital stock ($0.01 par value)	$353,852
Additional paid-in capital	373,665,467
Undistributed (accumulated) net investment income (loss)	3,781,985
Undistributed (accumulated) net realized gain (loss)	(1,166,050)
Net unrealized appreciation (depreciation) on:
Investment securities	16,853,337

Net assets	$393,488,591

Shares outstanding	35,385,216

Net asset value and offering price per share	$11.12

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income	$5,602,199
Interest income	861
Securities lending income (net)	138,146

Total investment income	5,741,206

Expenses:
Management and advisory	1,263,743
Distribution and service	544,926
Administration	54,493
Transfer agent	3,393
Trustees	5,890
Audit and tax	16,658
Custody	32,971
Legal	8,814
Printing and shareholder reports	17,252
Other	8,834

Total expenses	1,956,974

Net investment income (loss)	3,784,232

Net realized gain (loss) on transactions from:
Investment securities	(1,497,524)
Distributions from investments in investment companies	172,187

Net realized gain (loss)	(1,325,337)

Net change in unrealized appreciation (depreciation) on:
Investment securities	16,917,235

Net change in unrealized appreciation (depreciation)	16,917,235

Net realized and change in unrealized gain (loss)	15,591,898

Net increase (decrease) in net assets resulting from operations	$19,376,130

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Legg Mason Dynamic Allocation - Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the year or period ended:

	December 31, 2013	December 31, 2012(A)
From operations:
Net investment income (loss)	$3,784,232	$500,181
Net realized gain (loss)	(1,325,337)	249,917
Net change in unrealized appreciation (depreciation)	16,917,235	(63,898)
Net increase (decrease) in net assets resulting from operations	19,376,130	686,200

Distributions to shareholders:
Net investment income	(506,426)	—
Net realized gains	(91,715)	—
Total distributions to shareholders	(598,141)	—

Capital share transactions:
Proceeds from shares sold	309,613,146	75,451,183
Dividends and distributions reinvested	598,141	—
Cost of shares redeemed	(9,309,748)	(2,328,320)
Net increase (decrease) in net assets resulting from capital share transactions	300,901,539	73,122,863
Net increase (decrease) in net assets	319,679,528	73,809,063

Net assets:
Beginning of year/period	73,809,063	—
End of year/period	$393,488,591	$73,809,063
Undistributed (accumulated) net investment income (loss)	$3,781,985	$505,263

Share activity:
Shares issued	28,948,607	7,470,649
Shares issued-reinvested from dividends and distributions	56,589	—
Shares redeemed	(862,482)	(228,147)
Net increase (decrease) in shares outstanding	28,142,714	7,242,502

(A)	Commenced operations May 1, 2012.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Legg Mason Dynamic Allocation - Balanced VP

FINANCIAL HIGHLIGHTS

For the period or year ended:

For a share outstanding throughout each period/year
December 31, 2013	December 31, 2012(A)
Net asset value
Beginning of period/year	$10.19	$10.00
Investment operations
Net investment income (loss)(B) (C)	0.19	0.17
Net realized and unrealized gain (loss)	0.76	0.02
Total investment operations	0.95	0.19
Distributions
Net investment income	(0.02)	—
Net realized gains	—	(D)	—
Total distributions	(0.02)	—
Net asset value
End of period/year	$11.12	$10.19
Total return(E)	9.37%	1.90	%(F)
Net assets end of period/year (000’s)	$393,489	$73,809
Ratio and supplemental data
Expenses to average net assets(G)	0.90%	1.01	%(H)
Net investment income (loss) to average net assets(C)	1.74%	2.51	%(H)
Portfolio turnover rate(I)	2%	32	%(F)

(A)	Commenced operations May 1, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies in which the portfolio invests.
(H)	Annualized.
(I)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Legg Mason Dynamic Allocation - Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Legg Mason Dynamic Allocation - Balanced VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers one class of shares: Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Legg Mason Dynamic Allocation - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Option contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Portfolio enters into option contracts to manage exposure to various market fluctuations. The Portfolio purchases or write put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss.

The underlying face amounts of open option contracts at December 31, 2013 are listed in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Transamerica Series Trust	Annual Report 2013

Transamerica Legg Mason Dynamic Allocation - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or

Transamerica Series Trust	Annual Report 2013

Transamerica Legg Mason Dynamic Allocation - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $350 million	0.580%
Over $350 million up to $750 million	0.560%
Over $750 million up to $1.5 billion	0.530%
Over $1.5 billion	0.510%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest

Transamerica Series Trust	Annual Report 2013

Transamerica Legg Mason Dynamic Allocation - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.77%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees up to a limit of 0.25% of Service Class.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$305,180,890
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	3,444,807
U.S. Government	—

Transamerica Series Trust	Annual Report 2013

Transamerica Legg Mason Dynamic Allocation - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2012	Ending number of positions at December 31, 2013	Average number of positions (A)
Purchased options	9	9	10
(A)	Calculated based on positions held at each month end during the current year.

The tables below highlight the types of risk associated with the derivative instruments:

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Equity contracts	Total
Asset Derivatives
Purchased options and swaptions, at value(B) (C)	$1,682,645	$1,682,645
Total gross amount of assets(D)	$1,682,645	$1,682,645
(B)	Included within investment securities, at value.
(C)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(D)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Equity contracts	Total
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on purchased options and swaptions(E)	$(1,506,535)	$(1,506,535)
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased options and swaptions(F)	(1,817,031)	(1,817,031)
Total	$(3,323,566)	$(3,323,566)
(E)	Included within Net realized gain (loss) on transactions from Investment securities.
(F)	Included within Net change in unrealized appreciation (depreciation) on Investment securities.

The Portfolio’s derivatives are not subject to a master netting arrangement, or another similar arrangement.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, and capital loss carryforwards.

Transamerica Series Trust	Annual Report 2013

Transamerica Legg Mason Dynamic Allocation - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 6. (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(1)
Undistributed (accumulated) net investment income (loss)	(1,084)
Undistributed (accumulated) net realized gain (loss)	1,085

At December 31, 2013, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$1,191,241	Short-Term Indefinitely
1,801,927	Long-Term Indefinitely

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2013.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$598,141
Long-Term Capital Gain	—

2012 Distributions paid from:
Ordinary Income	—
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$3,781,985
Undistributed Long-term Capital Gain	—
Capital Loss Carryforwards	(2,993,168)
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	18,680,455
Other Temporary Differences	—

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Legg Mason Dynamic Allocation – Balanced VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Legg Mason Dynamic Allocation – Balanced VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Legg Mason Dynamic Allocation – Balanced VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica Legg Mason Dynamic Allocation - Balanced VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica Legg Mason Dynamic Allocation - Growth VP

(unaudited)

MARKET ENVIRONMENT

Stocks rose for a fourth straight month in December, capping a strong year for global equity markets. Over 2013, the S&P 500® was up 32.39% and the Russell 2000® Index of small cap stocks gained 38.8%. International stocks also performed well, rising 23.29% (as measured by the MSCI Europe, Australasia, Far East Index). Investment grade bonds were down during the period, as government bond yields rose. The U.S. Federal Reserve initiated its much anticipated “tapering” in mid-December, reducing the pace of its monthly bond purchases from $85 billion to $75 billion. That sent the yield on the U.S. 10-year Treasury note up by 0.28% for the month, to 3.03%, the first time the yield has ended the month above 3% since June of 2011. Over all, the Barclays U.S. Aggregate Index was down 2.02% in 2013.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Legg Mason Dynamic Allocation - Growth VP, Service Class returned 15.61%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica Legg Mason Dynamic Allocation - Growth VP Blended Benchmark (“blended benchmark”), returned 32.39% and 19.78%, respectively.

The blended benchmark is comprised of the S&P 500® 56%, the Barclays Long Treasury Index 21%, Barclays U.S. Aggregate Bond Index 9%, MSCI Europe, Australasia, Far East Index 7%, and the Russell 2000® Index 7%.

STRATEGY REVIEW

The portfolio invests primarily in Exchange-Traded Funds (“ETFs”) that are designed to track various stock and bond indices. In addition, we use a combination of risk management strategies that are designed to protect the portfolio from experiencing significant losses in the event of a major decline in the markets, in exchange for giving up some of the “upside” in rising markets.

The first of these strategies involves systematically raising the allocation to cash in response to declines in the portfolio’s net asset value (“NAV”), and then lowering the allocation to cash as the NAV rises. This strategy works best during extended market declines, a market environment that was not realized in 2013. As such, the portfolio did not move to cash over the calendar year 2013 and the strategy had no impact on performance.

The other risk management strategy involves the continuous use of put options on the S&P 500® to provide additional protection against a decline in the stock market. This strategy tends to help the portfolio’s relative performance in periods when the stock market is falling (since put options tend to rise in price when the underlying index is falling), but it detracts from relative performance when the stock market is rising (since puts tend to fall when the underlying index is rising). The put strategy detracted from the portfolio’s performance over the year as stock markets rose.

Overall, we estimate that the put option strategy was responsible for the majority of the portfolio’s underperformance over the year. In addition to fees, there was some small negative contribution from tracking error among the underlying equity and bond ETFs over the year, and some positive impact from the difference in the bond ETF weights versus the benchmark weights. On a net basis, though, these ETF tracking/weighting factors only impacted relative performance (positively) by approximately 0.1%.

Steven D. Bleiberg

Y. Wayne Lin

Patricia Duffy

Co-Portfolio Managers

Legg Mason Global Asset Allocation, LLC

Transamerica Series Trust	Annual Report 2013

Transamerica Legg Mason Dynamic Allocation - Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	10 Years or Life of Class	Inception Date
Service Class	15.61%	9.99%	05/01/2012
S&P 500®(A)	32.39%	20.50%
Transamerica Legg Mason Dynamic Allocation - Growth VP Blended Benchmark(A)	19.78%	14.12%

NOTES

(A) The Transamerica Legg Mason Dynamic Allocation - Growth VP Blended Benchmark is comprised of the following benchmarks: S&P 500® 56%, Barclays Long Treasury Index 21%, Barclays U.S. Aggregate Bond Index 9%, MSCI Europe, Australasia, Far East Index 7% and the Russell 2000® Index 7%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ. The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. The Barclays Long Treasury Index is comprised of U.S. Treasury securities with remaining maturities of 10 years or more. The MSCI Europe, Australasia, Far East Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. The underlying portfolios invest their assets in various underlying ETFs, their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2013

Transamerica Legg Mason Dynamic Allocation - Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)
Transamerica Legg Mason Dynamic Allocation - Growth VP
Service Class	$1,000.00	$1,091.50	$4.96	$1,020.74	$4.79	0.93%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Investment Companies	98.5%
Securities Lending Collateral	5.8
Repurchase Agreement	1.6
Purchased Options	0.6
Other Assets and Liabilities - Net	(6.5)
Total	100.0%

Transamerica Series Trust	Annual Report 2013

Transamerica Legg Mason Dynamic Allocation - Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
INVESTMENT COMPANIES - 98.5%
Capital Markets - 91.6%
iShares 20+ Year Treasury Bond ETF (A)	95,487	$ 9,726,306
iShares Core S&P 500 ETF	444,878	82,591,601
iShares Core Total US Bond Market ETF	76,510	8,142,959
iShares MSCI EAFE ETF	168,836	11,322,142
SPDR S&P 500 ETF Trust	43,875	8,102,396
Vanguard Total Bond Market ETF	386,827	30,942,292
Growth - Small Cap - 6.9%
Vanguard Small-Capital ETF	102,769	11,299,452

Total Investment Companies (cost $149,733,403)		162,127,148

	Contracts	Value
PURCHASED OPTIONS - 0.6%
Put Options - 0.6%
S&P 500 Index
Index Value $ 1,350.00
Expires 12/20/2014	25	40,750
S&P 500 Index
Index Value $ 1,400.00
Expires 12/20/2014	73	147,460
S&P 500 Index
Index Value $ 1,425.00
Expires 12/20/2014	40	89,800
S&P 500 Index
Index Value $ 1,450.00
Expires 12/20/2014	89	222,055
S&P 500 Index
Index Value $ 1,475.00
Expires 12/20/2014	38	105,070
S&P 500 Index
Index Value $ 1,500.00
Expires 12/20/2014	46	141,450
S&P 500 Index
Index Value $ 1,550.00
Expires 12/20/2014	40	150,400

	Contracts	Value
Put Options (continued)
S&P 500 Index
Index Value $ 1,575.00
Expires 12/20/2014	13	$ 54,405
S&P 500 Index
Index Value $ 1,600.00
Expires 12/20/2014	8	36,840

Total Purchased Options (cost $2,156,856)		988,230

	Shares	Value
SECURITIES LENDING COLLATERAL - 5.8%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (B)	9,486,880	9,486,880

Total Securities Lending Collateral (cost $9,486,880)		9,486,880

	Principal	Value
REPURCHASE AGREEMENT - 1.6%
State Street Bank & Trust Co. 0.01% (B), dated 12/31/2013, to be repurchased at $2,706,777 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 07/25/2037, and with a value of $2,766,798.	$ 2,706,776	2,706,776

Total Repurchase Agreement (cost $2,706,776)		2,706,776

Total Investment Securities (cost $164,083,915) (C)		175,309,034
Other Assets and Liabilities - Net - (6.5)%		(10,659,246)

Net Assets - 100.0%		$ 164,649,788

VALUATION SUMMARY: (D)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Investment Companies	$162,127,148	$—	$—	$162,127,148
Purchased Options	988,230	—	—	988,230
Securities Lending Collateral	9,486,880	—	—	9,486,880
Repurchase Agreement	—	2,706,776	—	2,706,776
Total Investment Securities	$172,602,258	$2,706,776	$—	$175,309,034

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $9,291,669. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate shown reflects the yield at December 31, 2013.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Legg Mason Dynamic Allocation - Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	Aggregate cost for federal income tax purposes is $164,143,662. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $14,039,568 and $2,874,196, respectively. Net unrealized appreciation for tax purposes is $11,165,372.
(D)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITIONS:

ETF	Exchange-Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Legg Mason Dynamic Allocation - Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment securities, at value (cost: $161,377,139) (including securities loaned of $9,291,669)	$172,602,258
Repurchase agreement, at value (cost: $2,706,776)	2,706,776
Cash	23,045
Receivables:
Shares sold	385,577
Dividends	88,606
Securities lending income (net)	6,680
Prepaid expenses	1,865

Total assets	175,814,807

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	11
Investment securities purchased	1,520,084
Management and advisory fees	99,724
Distribution and service fees	34,242
Administration fees	3,424
Transfer agent fees	334
Trustees fees	215
Audit and tax fees	15,105
Custody fees	1,969
Legal fees	301
Printing and shareholder reports fees	2,696
Other	34
Collateral for securities on loan	9,486,880

Total liabilities	11,165,019

Net assets	$164,649,788

Net assets consist of:
Capital stock ($0.01 par value)	$140,670
Additional paid-in capital	152,423,330
Undistributed (accumulated) net investment income (loss)	1,331,168
Undistributed (accumulated) net realized gain (loss)	(470,499)
Net unrealized appreciation (depreciation) on:
Investment securities	11,225,119

Net assets	$164,649,788

Shares outstanding	14,067,045

Net asset value and offering price per share	$11.70

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income	$2,110,421
Interest income	339
Securities lending income (net)	33,973

Total investment income	2,144,733

Expenses:
Management and advisory	498,191
Distribution and service	207,580
Administration	20,758
Transfer agent	1,297
Trustees	2,113
Audit and tax	15,256
Custody	20,712
Legal	3,291
Printing and shareholder reports	7,778
Other	3,423

Total expenses	780,399

Expenses (waived/reimbursed) recaptured	17,543

Net expenses	797,942

Net investment income (loss)	1,346,791

Net realized gain (loss) on transactions from:
Investment securities	(535,711)

Net realized gain (loss)	(535,711)

Net change in unrealized appreciation (depreciation) on:
Investment securities	11,162,493

Net change in unrealized appreciation (depreciation)	11,162,493

Net realized and change in unrealized gain (loss)	10,626,782

Net increase (decrease) in net assets resulting from operations	$11,973,573

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Legg Mason Dynamic Allocation - Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the period or year ended:

	December 31, 2013	December 31, 2012(A)
From operations:
Net investment income (loss)	$1,346,791	$159,923
Net realized gain (loss)	(535,711)	82,508
Net change in unrealized appreciation (depreciation)	11,162,493	62,626
Net increase (decrease) in net assets resulting from operations	11,973,573	305,057

Distributions to shareholders:
Net investment income	(177,173)	—
Net realized gains	(17,994)	—
Total distributions to shareholders	(195,167)	—

Capital share transactions:
Proceeds from shares sold	136,578,354	25,048,081
Dividends and distributions reinvested	195,167	—
Cost of shares redeemed	(6,900,753)	(2,354,524)
Net increase (decrease) in net assets resulting from capital share transactions	129,872,768	22,693,557
Net increase (decrease) in net assets	141,651,174	22,998,614

Net assets:
Beginning of period/year	22,998,614	—
End of period/year	$164,649,788	$22,998,614
Undistributed (accumulated) net investment income (loss)	$1,331,168	$162,248

Share activity:
Shares issued	12,408,981	2,500,293
Shares issued-reinvested from dividends and distributions	17,856	—
Shares redeemed	(627,071)	(233,014)
Net increase (decrease) in shares outstanding	11,799,766	2,267,279

(A)	Commenced operations May 1, 2012.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Legg Mason Dynamic Allocation - Growth VP

FINANCIAL HIGHLIGHTS

For the period or year ended:

For a share outstanding throughout each period/year

December 31, 2013	December 31, 2012(A)
Net asset value
Beginning of period/year	$10.14	$10.00
Investment operations
Net investment income (loss)(B) (C)	0.18	0.16
Net realized and unrealized gain (loss)	1.40	(0.02)
Total investment operations	1.58	0.14
Distributions
Net investment income	(0.02)	—
Net realized gains	—	(D)	—
Total distributions	(0.02)	—
Net asset value
End of period/year	$11.70	$10.14
Total return(E)	15.61%	1.40	%(F)
Net assets end of period/year (000’s)	$164,650	$22,999
Ratio and supplemental data
Expenses to average net assets(G)
After (waiver/reimbursement) recapture	0.96%	1.04	%(H)
Before (waiver/reimbursement) recapture	0.94%	1.31	%(H)
Net investment income (loss) to average net assets(B)	1.62%	2.46	%(H)
Portfolio turnover rate(I)	3%	54	%(F)

(A)	Commenced operations May 1, 2012.
(B)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(C)	Calculated based on average number of shares outstanding.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies in which the portfolio invests.
(H)	Annualized.
(I)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Legg Mason Dynamic Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Transamerica Legg Mason Dynamic Allocation - Growth VP (the “Portfolio”) is a series of TST. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products.

The Portfolio currently offers one class of shares: Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Legg Mason Dynamic Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Option contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Portfolio enters into option contracts to manage exposure to various market fluctuations. The Portfolio purchases or write put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss.

The underlying face amounts of open option contracts at December 31, 2013 are listed in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

Transamerica Series Trust	Annual Report 2013

Transamerica Legg Mason Dynamic Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2013

Transamerica Legg Mason Dynamic Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $250 million	0.600%
Over $250 million up to $750 million	0.570%
Over $750 million up to $1 billion	0.540%
Over $1 billion up to $1.5 billion	0.530%
Over $1.5 billion	0.520%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.79%	May 1, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica Legg Mason Dynamic Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, the amount recaptured by TAM was $17,543. There were no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees up to a limit of 0.25% of Service Class.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$132,025,710
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	2,277,779
U.S. Government	—

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2012	Ending number of positions at December 31, 2013	Average number of positions (A)
Purchased options and swaptions	9	9	9
(A)	Calculated based on positions held at each month end during the current year.

Transamerica Series Trust	Annual Report 2013

Transamerica Legg Mason Dynamic Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

The tables below highlight the types of risk associated with the derivative instruments:

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Equity contracts	Total
Asset Derivatives
Purchased options and swaptions, at value(B) (C)	$988,230	$988,230
Total gross amount of assets(D)	$988,230	$988,230
(B)	Included within investment securities, at value.
(C)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(D)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Equity contracts	Total
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on purchased options and swaptions(E)	$(704,948)	$(704,948)
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased options and swaptions(F)	(1,084,453)	(1,084,453)
Total	$(1,789,401)	$(1,789,401)
(E)	Included within Net realized gain (loss) on transactions from Investment securities.
(F)	Included within Net change in unrealized appreciation (depreciation) on Investment securities.

The Portfolio’s derivatives are not subject to a master netting arrangement, or another similar arrangement.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to wash sales, amortization of organization costs and carry loss carryforwards.

Transamerica Series Trust	Annual Report 2013

Transamerica Legg Mason Dynamic Allocation - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 6. (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (accumulated) net investment income (loss)	(698)
Undistributed (accumulated) net realized gain (loss)	698

At December 31, 2013, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 622,010	Short-Term Indefinitely
957,368	Long-Term Indefinitely

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2013.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$195,167
Long-Term Capital Gain	—

2012 Distributions paid from:
Ordinary Income	—
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$1,343,807
Undistributed Long-term Capital Gain	—
Capital Loss Carryforwards	(1,579,378)
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	12,333,998
Other Temporary Differences	(12,639)

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Legg Mason Dynamic Allocation – Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Legg Mason Dynamic Allocation – Growth VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Legg Mason Dynamic Allocation – Growth VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica Legg Mason Dynamic Allocation - Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Balanced Allocation VP

(unaudited)

MARKET ENVIRONMENT

In a continuation of its recent global dominance, the U.S. equity market chimed in with another stellar performance in 2013. For the year, U.S. stocks Russell 3000® Index surged over 33.55%, easily outdistancing foreign equities the MSCI Europe, Australasia, Far East Index which gained 23.29%. Meanwhile, rising interest rates resulted in negative returns for U.S. bonds, as a result the Barclays U.S. Aggregate Bond Index declined 2.02%.

Despite a challenging economic climate, the resilient U.S. economy grew by nearly 2% in 2013. We believe, this encouraging display of economic persistence also bodes well for 2014. Our upbeat outlook is primarily supported by an improving fiscal backdrop, where 2013’s federal government headwind is expected to recede into relative calmness in 2014.

The still evolving U.S. economic story has been nothing short of impressive. Relative to other countries, the U.S. enjoys favorable demographics, increasingly bountiful energy and agricultural resources, unparalleled national security, unmatched innovation, a strong rule of law, and a robust consumer base. In addition, the U.S. federal budget deficit has now declined from 10% to near 4% of GDP in just four short years.

PERFORMANCE

For year ended December 31, 2013, Transamerica Madison Balanced Allocation VP, Service Class returned 13.24%. By comparison, its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index, and the Transamerica Madison Balanced Allocation VP Blended Benchmark (“blended benchmark”) returned (2.02)%, 33.55%, and 13.48%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond Index 50%, the Russell 1000® Index 38%, the MSCI Europe, Australasia, Far East Index 10% and the Russell 2000® Index 2%.

STRATEGY REVIEW

Equity returns were bolstered by our U.S. overweight throughout 2013. Our quality bias, however, did hinder results as low quality stocks bested high quality stocks for much of the year. Current equity positioning is intently U.S. centric. Europe remains structurally challenged; we are particularly concerned about the rolling recessions and startling lack of critically necessary reforms in both France and Italy. Meanwhile, Japan’s highly aggressive central bank has successfully devalued the yen; this is boosting exports; unfortunately it is also ramping up the cost of imports, especially energy. Accordingly, Japanese wage gains will need to materialize in order to propagate Japan’s bold attempt at escaping from its long-term deflationary doldrums.

Relative 2013 portfolio returns were enhanced by our fixed income positions in both Transamerica Bond and Madison High Quality Bond Fund. On the equity side, Transamerica Systematic Small/Mid Cap Value VP was additive to returns.

Conversely, 2013 relative portfolio performance was hindered by our fixed income position in Transamerica Real Return TIPS. Equity returns were also muted by our position in Madison Equity Income Fund.

We continue to monitor a myriad of economic and financial metrics and are poised to reduce risk exposures should conditions warrant. We’re particularly watching the credit cycle (yield spreads and default rates) for early cues on the overall health of the economy and markets. We believe our Transamerica Madison Balanced Allocation portfolio remains well-positioned for a growth-challenged global economy.

David S. Hottmann, CFA

Patrick F. Ryan, CFA

Co-Portfolio Managers

Madison Asset Management, LLC

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Balanced Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	10 Years or Life of Class	Inception Date
Service Class	13.24%	6.89%	05/01/2011
Barclays U.S. Aggregate Bond Index(A)	(2.02)%	3.02%
Russell 3000® Index(A)	33.55%	14.46%
Transamerica Madison Balanced Allocation VP Blended Benchmark(A)	13.48%	8.01%

NOTES

(A) The Transamerica Madison Balanced Allocation VP Blended Benchmark is composed of the following benchmarks: Barclays U.S. Aggregate Bond Index 50%, Russell 1000® Index 38%, MSCI Europe, Australasia, Far East Index 10%, and Russell 2000® Index 2%. The Barclays U.S. Aggregate Bond, Russell 3000® Index, and the Transamerica Madison Balanced Allocation VP Blended Benchmark are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The MSCI World ex-U.S. Index captures large and mid-cap representation across developed markets countries, excluding the U.S. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Balanced Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)
Transamerica Madison Balanced Allocation VP
Service Class	$1,000.00	$1,082.70	$2.97	$1,022.63	$2.89	0.56%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Capital Markets	72.3%
U.S. Equity	17.9
Tactical and Specialty	4.0
Fixed Income	4.0
Inflation-Protected Securities	1.5
Repurchase Agreement	0.2
Other Assets and Liabilities - Net	0.1
Total	100.0%

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Balanced Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
INVESTMENT COMPANIES - 99.7%
Capital Markets - 72.3%
Madison Core Bond Fund (A)	1,430,615	$ 14,291,843
Madison Equity Income Fund (A)	198,477	1,988,739
Madison High Quality Bond Fund (A)	603,507	6,596,333
Madison International Stock Fund (A)	307,998	4,154,899
Madison Investors Fund (A)	309,342	7,158,178
Madison Large Capital Growth Fund (A)	144,754	3,135,362
Madison Large Capital Value Fund (A)	528,862	9,360,854
Fixed Income - 4.0%
Transamerica PIMCO Total Return VP (B)	225,638	2,563,250
Inflation-Protected Securities - 1.5%
Transamerica PIMCO Real Return TIPS VP (B)	99,707	962,174
Tactical and Specialty - 4.0%
Transamerica Bond (C)	247,417	2,565,710
U.S. Equity - 17.9%
Transamerica JPMorgan Enhanced Index VP (B)	438,777	7,718,081
Transamerica Systematic Small/Mid Cap Value VP (B)	162,913	3,856,152

Total Investment Companies (cost $62,739,356)		64,351,575

Principal	Value
REPURCHASE AGREEMENT - 0.2%

State Street Bank & Trust Co.
0.01% (D), dated 12/31/2013, to be repurchased at $152,900 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation,
2.50%, due 01/01/2033, and with a value of $158,899.

$ 152,900	$ 152,900

Total Repurchase Agreement (cost $152,900)	152,900

Total Investment Securities (cost $62,892,256) (E)	64,504,475
Other Assets and Liabilities - Net - 0.1%	53,494

Net Assets - 100.0%	$ 64,557,969

VALUATION SUMMARY: (F)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Investment Companies	$64,351,575	$—	$—	$64,351,575
Repurchase Agreement	—	152,900	—	152,900
Total Investment Securities	$64,351,575	$152,900	$—	$64,504,475

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	The investment issuer is affiliated with the sub-adviser of the portfolio.
(B)	The portfolio invests its assets in the Initial Class shares of the affiliated portfolio of the Transamerica Series Trust.
(C)	The portfolio invests its assets in the Class I2 shares of the affiliated series of the Transamerica Funds.
(D)	Rate shown reflects the yield at December 31, 2013.
(E)	Aggregate cost for federal income tax purposes is $63,398,660. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $1,608,040 and $502,225, respectively. Net unrealized appreciation for tax purposes is $1,105,815.
(F)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Balanced Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investments in affiliated investment companies, at value (cost: $16,694,918)	$17,665,367
Investments in non-affiliated investment companies, at value (cost: $46,044,438)	46,686,208
Repurchase agreement, at value (cost: $152,900)	152,900
Receivables:
Shares sold	117,244
Prepaid expenses	949

Total assets	64,622,668

Liabilities:
Accounts payable and accrued liabilities:
Management and advisory fees	31,457
Distribution and service fees	13,781
Administration fees	1,378
Transfer agent fees	141
Trustees fees	54
Audit and tax fees	13,662
Custody fees	1,583
Legal fees	187
Printing and shareholder reports fees	2,386
Other	70

Total liabilities	64,699

Net assets	$64,557,969

Net assets consist of:
Capital stock ($0.01 par value)	$55,997
Additional paid-in capital	58,838,879
Undistributed (accumulated) net investment income (loss)	562,991
Undistributed (accumulated) net realized gain (loss)	3,487,883
Net unrealized appreciation (depreciation) on:
Investment companies	1,612,219

Net assets	$64,557,969

Shares outstanding	5,599,662

Net asset value and offering price per share	$11.53

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income	$818,241
Interest income	65

Total investment income	818,306

Expenses:
Management and advisory	66,114
Distribution and service	110,190
Administration	11,019
Transfer agent	651
Trustees	1,262
Audit and tax	13,813
Custody	18,863
Legal	1,779
Printing and shareholder reports	5,603
Other	1,821

Total expenses	231,115

Expenses (waived/reimbursed) recaptured	23,189

Net expenses	254,304

Net investment income (loss)	564,002

Net realized gain (loss) on transactions from:
Investment companies	2,594,518
Distributions from investment companies	1,063,547

Net realized gain (loss)	3,658,065

Net change in unrealized appreciation (depreciation) on:
Investment companies	1,284,519

Net change in unrealized appreciation (depreciation)	1,284,519

Net realized and change in unrealized gain (loss)	4,942,584

Net increase (decrease) in net assets resulting from operations	$5,506,586

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Balanced Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$564,002	$482,046
Net realized gain (loss)	3,658,065	632,150
Net change in unrealized appreciation (depreciation)	1,284,519	361,784
Net increase (decrease) in net assets resulting from operations	5,506,586	1,475,980

Distributions to shareholders:
Net investment income	(483,058)	(117,305)
Net realized gains	(719,620)	(96,923)
Total distributions to shareholders	(1,202,678)	(214,228)

Capital share transactions:
Proceeds from shares sold	30,815,079	16,998,476
Dividends and distributions reinvested	1,202,678	214,228
Cost of shares redeemed	(851,455)	(361,520)
Net increase (decrease) in net assets resulting from capital share transactions	31,166,302	16,851,184
Net increase (decrease) in net assets	35,470,210	18,112,936

Net assets:
Beginning of year	29,087,759	10,974,823
End of year	$64,557,969	$29,087,759
Undistributed (accumulated) net investment income (loss)	$562,991	$482,046

Share activity:
Shares issued	2,780,528	1,671,609
Shares issued-reinvested from dividends and distributions	111,359	21,003
Shares redeemed	(76,278)	(35,996)
Net increase (decrease) in shares outstanding	2,815,609	1,656,616

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Balanced Allocation VP

FINANCIAL HIGHLIGHTS

For the period or years ended:

For a share outstanding throughout each period/year
	December 31, 2013	December 31, 2012	December 31, 2011 (A)
Net asset value
Beginning of period/year	$10.45	$9.73	$10.00
Investment operations
Net investment income (loss)(B)(C)	0.14	0.25	0.28
Net realized and unrealized gain (loss)	1.22	0.57	(0.55)
Total investment operations	1.36	0.82	(0.27)
Distributions
Net investment income	(0.11)	(0.05)	—
Net realized gains	(0.17)	(0.05)	—
Total distributions	(0.28)	(0.10)	—
Net asset value
End of period/year	$11.53	$10.45	$9.73
Total return(D)	13.24%	8.41%	(2.70	)%(E)
Net assets end of period/year (000’s)	$64,558	$29,088	$10,975
Ratio and supplemental data
Expenses to average net assets(F)
After (waiver/reimbursement) recapture	0.58%	0.60%	0.60	%(G)
Before (waiver/reimbursement) recapture	0.52%	0.62%	1.28	%(G)
Net investment income (loss) to average net assets(C)	1.28%	2.41%	4.37	%(G)
Portfolio turnover rate(H)	139%	56%	21	%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(D)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the portfolio invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Madison Balanced Allocation VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers one class of shares: Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2013.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

The table below shows the Portfolio’s transactions in and earnings from investments in affiliates of TAM the year ended December 31, 2013:

Beginning Balance at December 31, 2012	$ 11,744,646
Purchases, at cost	37,025,674
Proceeds from sales	(33,138,352)
Net realized gain (loss) from investments in affiliated investment companies	1,454,878
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	578,521
Ending Balance at December 31, 2013	$ 17,665,367
Percent of Net Assets	27.36%
Receivables: Investment securities sold	$—
Receivables: Dividends	—
Payables: Investment securities purchased	—
Dividend income from affiliated investment companies	262,803
Distributions from investments in affiliated investment companies	68,045
Net unrealized appreciation (depreciation) on investments in affiliated investment companies	$970,449

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.150% of ANA

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.35%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, the amount recaptured by TAM was $23,189. There were no additional amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees up to a limit of 0.25% of Service Class.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$90,855,782
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	61,049,733
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to wash sales.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$5
Undistributed (accumulated) net investment income (loss)	1
Undistributed (accumulated) net realized gain (loss)	(6)

At December 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2013.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$901,934
Long-Term Capital Gain	300,744

2012 Distributions paid from:
Ordinary Income	134,284
Long-Term Capital Gain	79,944

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$3,098,986

Undistributed Long-term Capital Gain	1,458,292

Capital Loss Carryforwards	—

Post October Short-Term Capital Loss Deferral	—

Post October Long-Term Capital Loss Deferral	—

Late Year Ordinary Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	1,105,815

Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Madison Balanced Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Madison Balanced Allocation VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Madison Balanced Allocation VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Balanced Allocation VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $300,744 for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Conservative Allocation VP

(unaudited)

MARKET ENVIRONMENT

In a continuation of its recent global dominance, the U.S. equity market chimed in with another stellar performance in 2013. For the year, U.S. stocks Russell 3000® Index surged over 33%, easily outdistancing foreign equities MSCI Europe, Australasia, Far East index which gained 23.29%. Meanwhile, rising interest rates resulted in negative returns for U.S. bonds, as a result Barclays U.S. Aggregate Bond Index declined 2.02%.

Despite a challenging economic climate, the resilient U.S. economy grew by nearly 2% in 2013. We believe, this encouraging display of economic persistence also bodes well for 2014. Our upbeat outlook is primarily supported by an improving fiscal backdrop, where 2013’s federal government headwind is expected to recede into relative calmness in 2014.

The still evolving U.S. economic story has been nothing short of impressive. Relative to other countries, the U.S. enjoys favorable demographics, increasingly bountiful energy and agricultural resources, unparalleled national security, unmatched innovation, a strong rule of law, and a robust consumer base. In addition, the U.S. federal budget deficit has now declined from 10% to near 4% of GDP in just four short years.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Madison Conservative Allocation VP, Service Class returned 6.76%. By comparison, its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index, and the Transamerica Madison Conservative Allocation VP Blended Benchmark (“blended benchmark”) returned (2.02)%, 33.55%, and 7.13%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond Index 70%, Russell 1000® Index 23%, MSCI Europe, Australasia, Far East Index 6% and Russell 2000® Index 1%.

STRATEGY REVIEW

Equity returns were bolstered by our U.S. overweight throughout 2013. Our quality bias, however, did hinder results as low quality stocks bested high quality stocks for much of the year. Current equity positioning is intently U.S. centric. Europe remains structurally challenged; we are particularly concerned about the rolling recessions and startling lack of critically necessary reforms in both France and Italy. Meanwhile, Japan’s highly aggressive central bank has successfully devalued the yen; this is boosting exports; unfortunately it is also ramping up the cost of imports, especially energy. Accordingly, Japanese wage gains will need to materialize in order to propagate Japan’s bold attempt at escaping from its long-term deflationary doldrums.

Relative 2013 portfolio returns were enhanced by our fixed income positions in both Transamerica Bond and Madison High Quality Bond Fund. On the equity side, Transamerica Systematic Small/Mid Cap Value VP was additive to returns.

Conversely, 2013 relative portfolio performance was hindered by our fixed income position in Transamerica Real Return TIPS. Equity returns were muted by our position in Madison Equity Income Fund.

We continue to monitor a myriad of economic and financial metrics and are poised to reduce risk exposures should conditions warrant. We’re particularly watching the credit cycle (yield spreads and default rates) for early cues on the overall health of the economy and markets. We believe our Transamerica Madison Conservative Allocation portfolio remains well-positioned for a growth-challenged global economy.

David S. Hottmann, CFA

Patrick F. Ryan, CFA

Co-Portfolio Managers

Madison Asset Management, LLC

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Conservative Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	10 Years or Life of Class	Inception Date
Service Class	6.76%	4.78%	05/01/2011
Barclays U.S. Aggregate Bond Index(A)	(2.02)%	3.02%
Russell 3000® Index(A)	33.55%	14.46%
Transamerica Madison Conservative Allocation VP Blended Benchmark(A)	7.13%	6.11%

NOTES

(A) The Transamerica Madison Conservative Allocation VP Blended Benchmark is composed of the following benchmarks: Barclays U.S. Aggregate Bond Index 70%, Russell 1000® Index 23%, MSCI Europe, Australasia, Far East Index 6% and Russell 2000® Index 1%. The Barclays U.S. Aggregate Bond, Russell 3000® Index, and the Transamerica Madison Conservative Allocation VP Blended Benchmark are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The MSCI World ex-U.S. Index captures large and mid-cap representation across developed markets countries, excluding the U.S. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Conservative Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)
Transamerica Madison Conservative Allocation VP
Service Class	$1,000.00	$1,051.70	$2.77	$1,022.78	$2.73	0.53%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Capital Markets	72.2%
Fixed Income	16.9
Tactical and Specialty	5.9
U.S. Equity	3.0
Inflation-Protected Securities	1.5
Repurchase Agreement	0.6
Other Assets and Liabilities - Net	(0.1)
Total	100.0%

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Conservative Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
INVESTMENT COMPANIES - 99.5%
Capital Markets - 72.2%
Madison Core Bond Fund (A)	1,248,567	$12,473,185
Madison Equity Income Fund (A)	247,942	2,484,384
Madison High Quality Bond Fund (A)	1,082,166	11,828,072
Madison International Stock Fund (A)	162,545	2,192,738
Madison Investors Fund (A)	241,702	5,592,991
Madison Large Capital Growth Fund (A)	131,698	2,852,588
Madison Large Capital Value Fund (A)	499,529	8,841,662
Fixed Income - 16.9%
Transamerica PIMCO Total Return VP (B)	952,098	10,815,837
Inflation-Protected Securities - 1.5%
Transamerica PIMCO Real Return TIPS VP (B)	99,006	955,412
Tactical and Specialty - 5.9%
Transamerica Bond (C)	368,551	3,821,871
U.S. Equity - 3.0%
Transamerica Systematic Small/Mid Cap Value VP (B)	80,884	1,914,530

Total Investment Companies (cost $63,184,486)		63,773,270

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
State Street Bank & Trust Co. 0.01% (D), dated 12/31/2013, to be repurchased at $352,381 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 06/25/2037, and with a value of $360,278.	$352,381	$352,381

Total Repurchase Agreement (cost $352,381)		352,381

Total Investment Securities (cost $63,536,867) (E)		64,125,651
Other Assets and Liabilities - Net - (0.1)%		(35,691)

Net Assets - 100.0%		$64,089,960

VALUATION SUMMARY: (F)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Investment Companies	$63,773,270	$—	$—	$63,773,270
Repurchase Agreement	—	352,381	—	352,381
Total Investment Securities	$63,773,270	$352,381	$—	$64,125,651

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	The investment issuer is affiliated with the sub-adviser of the portfolio.
(B)	The portfolio invests its assets in the Initial Class shares of the affiliated portfolio of the Transamerica Series Trust.
(C)	The portfolio invests its assets in the Class I2 shares of the affiliated series of the Transamerica Funds.
(D)	Rate shown reflects the yield at December 31, 2013.
(E)	Aggregate cost for federal income tax purposes is $64,757,851. Aggregate gross unrealized depreciation for all securities in which there is an excess of value over tax cost was $632,200. Net unrealized depreciation for tax purposes is $632,200.
(F)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Conservative Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investments in affiliated investment companies, at value (cost: $17,402,830)	$17,507,650
Investments in non-affiliated investment companies, at value (cost: $45,781,656)	46,265,620
Repurchase agreement, at value (cost: $352,381)	352,381
Receivables:
Shares sold	26,756
Prepaid expenses	1,006

Total assets	64,153,413

Liabilities:
Accounts payable and accrued liabilities:
Management and advisory fees	30,333
Distribution and service fees	13,830
Administration fees	1,383
Transfer agent fees	158
Trustees fees	40
Audit and tax fees	13,771
Custody fees	1,199
Legal fees	252
Printing and shareholder reports fees	2,412
Other	75

Total liabilities	63,453

Net assets	$64,089,960

Net assets consist of:
Capital stock ($0.01 par value)	$58,060
Additional paid-in capital	60,764,819
Undistributed (accumulated) net investment income (loss)	927,645
Undistributed (accumulated) net realized gain (loss)	1,750,652
Net unrealized appreciation (depreciation) on:
Investment companies	588,784

Net assets	$64,089,960

Shares outstanding	5,806,049

Net asset value and offering price per share	$11.04

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income	$1,205,008
Interest income	68

Total investment income	1,205,076

Expenses:
Management and advisory	74,340
Distribution and service	123,901
Administration	12,390
Transfer agent	745
Trustees	1,445
Audit and tax	13,921
Custody	17,532
Legal	2,080
Printing and shareholder reports	5,978
Other	2,059

Total expenses	254,391

Expenses (waived/reimbursed) recaptured	22,036

Net expenses	276,427

Net investment income (loss)	928,649

Net realized gain (loss) on transactions from:
Investment companies	903,068
Distributions from investment companies	921,939

Net realized gain (loss)	1,825,007

Net change in unrealized appreciation (depreciation) on:
Investment companies	485,238

Net change in unrealized appreciation (depreciation)	485,238

Net realized and change in unrealized gain (loss)	2,310,245

Net increase (decrease) in net assets resulting from operations	$3,238,894

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Conservative Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$928,649	$624,607
Net realized gain (loss)	1,825,007	438,202
Net change in unrealized appreciation (depreciation)	485,238	142,059
Net increase (decrease) in net assets resulting from operations	3,238,894	1,204,868

Distributions to shareholders:
Net investment income	(625,611)	(96,181)
Net realized gains	(462,062)	(42,087)
Total distributions to shareholders	(1,087,673)	(138,268)

Capital share transactions:
Proceeds from shares sold	28,493,206	26,847,817
Dividends and distributions reinvested	1,087,673	138,268
Cost of shares redeemed	(3,172,971)	(680,657)
Net increase (decrease) in net assets resulting from capital share transactions	26,407,908	26,305,428
Net increase (decrease) in net assets	28,559,129	27,372,028

Net assets:
Beginning of year	35,530,831	8,158,803
End of year	$64,089,960	$35,530,831
Undistributed (accumulated) net investment income (loss)	$927,645	$624,607

Share activity:
Shares issued	2,629,476	2,602,639
Shares issued-reinvested from dividends and distributions	103,195	13,372
Shares redeemed	(294,722)	(66,204)
Net increase (decrease) in shares outstanding	2,437,949	2,549,807

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Conservative Allocation VP

FINANCIAL HIGHLIGHTS

For the period or years ended:

For a share outstanding throughout each period/year
	December 31, 2013	December 31, 2012	December 31, 2011 (A)
Net asset value
Beginning of period/year	$10.55	$9.97	$10.00
Investment operations
Net investment income (loss)(B)(C)	0.20	0.33	0.25
Net realized and unrealized gain (loss)	0.50	0.31	(0.28)
Total investment operations	0.70	0.64	(0.03)
Distributions
Net investment income	(0.12)	(0.04)	—
Net realized gains	(0.09)	(0.02)	—
Total distributions	(0.21)	(0.06)	—
Net asset value
End of period/year	$11.04	$10.55	$9.97
Total return(D)	6.76%	6.43%	(0.30	)%(E)
Net assets end of period/year (000’s)	$64,090	$35,531	$8,159
Ratio and supplemental data
Expenses to average net assets(F)
After (waiver/reimbursement) recapture	0.56%	0.60%	0.60	%(G)
Before (waiver/reimbursement) recapture	0.51%	0.62%	1.32	%(G)
Net investment income (loss) to average net assets(C)	1.87%	3.10%	3.79	%(G)
Portfolio turnover rate(H)	141%	50%	30	%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(D)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the portfolio invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Madison Conservative Allocation VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers one class of shares: Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2013.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

The table below shows the Portfolio’s transactions in and earnings from investments in affiliates of TAM the year ended December 31, 2013:

Beginning Balance at December 31, 2012	$ 14,128,147
Purchases, at cost	35,874,416
Proceeds from sales	(32,018,015)
Net realized gain (loss) from investments in affiliated investment companies	(342,387)
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(134,511)
Ending Balance at December 31, 2013	$ 17,507,650
Percent of Net Assets	27.32%
Receivables: Investment securities sold	$—
Receivables: Dividends	—
Payables: Investment securities purchased	—
Dividend income from affiliated investment companies	584,275
Distributions from investments in affiliated investment companies	55,454
Net unrealized appreciation (depreciation) on investments in affiliated investment companies	$104,820

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.150% of ANA

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.35%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, the amount recaptured by TAM was $22,036. There were no additional amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees up to a limit of 0.25% of Service Class.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$94,832,477
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	69,736,014
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to wash sales.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(2)
Undistributed (accumulated) net investment income (loss)	—
Undistributed (accumulated) net realized gain (loss)	2

At December 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2013.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$759,503
Long-Term Capital Gain	328,170

2012 Distributions paid from:
Ordinary Income	96,181
Long-Term Capital Gain	42,087

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$2,905,913

Undistributed Long-term Capital Gain	993,368

Capital Loss Carryforwards	—

Post October Short-Term Capital Loss Deferral	—

Post October Long-Term Capital Loss Deferral	—

Late Year Ordinary Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	(632,200)

Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Madison Conservative Allocation VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Madison Conservative Allocation VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Madison Conservative Allocation VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Conservative Allocation VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $328,170 for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Diversified Income VP

(unaudited)

MARKET ENVIRONMENT

In a continuation of its recent global dominance, the U.S. equity market chimed in with another stellar performance in 2013. Meanwhile, rising interest rates resulted in negative returns for the Barclays U.S. Aggregate Bond Index. Despite a challenging economic climate, the resilient U.S. economy grew by nearly 2% in 2013.

PERFORMANCE

For year ended December 31, 2013, Transamerica Madison Diversified Income VP, Service Class returned 9.22%. By comparison, its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index, the Russell 1000® Index, and the Transamerica Madison Diversified Income VP Blended Benchmark (“blended benchmark”), returned (2.02)%, 33.11%, and 10.94%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond Index 60%, and the Russell 1000® Index 40%.

STRATEGY REVIEW

The equity portion of Transamerica Madison Diversified Income VP is heavily positioned in high quality, large cap, above-average dividend yield stocks. Compared to the broader market, we are overweight the defensive sectors of Health Care and Consumer Staples, as well as overweight Industrials and Financials. We are underweight Technology, which is a function of the sector offering few above-average dividend yield stocks. We are also underweight Consumer Discretionary and Materials stocks, due to fuller valuations of the stocks in those sectors.

Compared to the Russell 1000® Index, sector allocation was positive due to the underweight position in Technology, along with overweight positions in the Health Care and Industrial sectors. Stock selection was detractive with the largest impact from the Health Care, Consumer Staples and Consumer Discretionary sectors. Merck & Co., Inc., Pfizer, Inc. and Novartis Capital Corp. hurt results in Health Care, while Nestle SA and Diageo PLC negatively impacted performance in Consumer Staples. Within Consumer Discretionary, McDonald’s Corp. and Target Corp. were notable laggards. On the positive side, there was strong stock picking in Industrials due to positive contributions from Boeing Co. and 3M Co., while media related stocks Viacom, Inc., Omnicom Group, Inc. and Time Warner, Inc. were additive to results in the Consumer Discretionary sector.

During this time of rising interest rates and stronger than expected economic growth the portfolio has benefited a conservative overall duration posture.

The Treasury / Agency sector experienced the greatest negative impact from rising rates during 2013. We remain underweight this sector both because its low overall level of yield and the direct negative impact of rising rates. Even with the backup in rates during the 4th quarter, we intend to remain underweighted this sector going forward.

The mortgage sector performed well in 2013 as the U.S. Federal Reserve (“Fed”) made it a key area for increased asset purchases. Demand for yield and Fed purchases produced strong demand and led to tighter spreads. We remain underweight the sector as valuations have recently become expensive.

The corporate bond sector generated reasonable returns for the year and we were pleased to be overweight in the sector. Investors searching for yield continued to drive spreads tighter helping to offset the negative impact of rising interest rates.

John Brown, CFA

Chris Nisbit, CFA

Paul Lefurgey, CFA

Co-Portfolio Managers

Madison Asset Management, LLC

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Diversified Income VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	10 Years or Life of Class	Inception Date
Service Class	9.22%	6.38%	05/01/2011
Barclays U.S. Aggregate Bond Index(A)	(2.02)%	3.02%
Russell 1000® Index(A)	33.11%	14.56%
Transamerica Madison Diversified Income VP Blended Benchmark(A)	10.94%	7.75%

NOTES

(A) The Transamerica Madison Diversified Income VP Blended Benchmark is composed of the following benchmarks: Barclays U.S. Aggregate Bond Index 60%, Russell 1000® Index 40%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Diversified Income VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio
Transamerica Madison Diversified Income VP
Service Class	$1,000.00	$1,048.50	$5.79	$1,019.82	$5.71	1.11%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	41.0%
U.S. Government Obligations	28.1
Corporate Debt Securities	20.0
Securities Lending Collateral	9.9
U.S. Government Agency Obligations	7.7
Repurchase Agreement	2.6
Municipal Government Obligation	0.3
Other Assets and Liabilities - Net	(9.6)
Total	100.0%

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 28.1%
U.S. Treasury Bond
2.75%, 08/15/2042 - 11/15/2042	$ 375,000	$ 296,958
4.38%, 05/15/2041	400,000	434,000
U.S. Treasury Note
1.00%, 09/30/2016	2,400,000	2,420,626
1.38%, 12/31/2018	3,300,000	3,245,085
1.63%, 08/15/2022	1,000,000	908,516
2.00%, 11/15/2021 - 02/15/2023	2,450,000	2,311,613
2.38%, 10/31/2014 - 06/30/2018	6,750,000	6,960,535
2.50%, 04/30/2015	1,000,000	1,030,195
3.13%, 10/31/2016 - 05/15/2021	6,150,000	6,517,065

Total U.S. Government Obligations (cost $24,696,579)		24,124,593

U.S. GOVERNMENT AGENCY OBLIGATIONS - 7.7%
Fannie Mae
3.00%, 05/01/2027 - 03/01/2043	1,228,272	1,197,691
3.50%, 08/01/2042 - 10/01/2042	779,073	774,711
4.00%, 01/01/2041 - 10/01/2041	1,160,311	1,196,004
4.50%, 03/01/2039 - 03/01/2041	53,851	57,051
5.00%, 07/01/2035	18,191	19,758
Freddie Mac
3.00%, 08/01/2027 - 04/01/2043	1,746,825	1,689,086
3.50%, 06/01/2042 - 09/01/2042	1,123,576	1,116,100
4.00%, 09/01/2040 - 10/01/2041	213,618	219,556
4.50%, 11/01/2039	18,615	19,715
Ginnie Mae
3.50%, 12/15/2042	278,447	281,121
4.00%, 12/15/2039	30,959	32,215
4.50%, 08/15/2040	35,863	38,317

Total U.S. Government Agency Obligations (cost $6,974,405)		6,641,325

MUNICIPAL GOVERNMENT OBLIGATION - 0.3%
City of Jacksonville, FL (Revenue Bonds) Series A
5.00%, 10/01/2029	250,000	259,125

Total Municipal Government Obligation (cost $258,373)		259,125

CORPORATE DEBT SECURITIES - 20.0%
Automobiles - 0.5%
Nissan Motor Acceptance Corp.
2.65%, 09/26/2018 - 144A	450,000	450,266
Beverages - 0.6%
Coca-Cola Co.
5.35%, 11/15/2017	475,000	540,828
Commercial Banks - 1.5%
KeyCorp, Series MTN
5.10%, 03/24/2021	500,000	546,457
U.S. Bancorp
4.20%, 05/15/2014	200,000	202,817
Wells Fargo & Co., Series MTN
3.50%, 03/08/2022	500,000	500,132
Computers & Peripherals - 1.0%
Apple, Inc.
2.40%, 05/03/2023	450,000	404,645
EMC Corp.
2.65%, 06/01/2020	425,000	416,236

	Principal	Value
Consumer Finance - 1.0%
American Express Credit Corp., Series MTN
1.75%, 06/12/2015	$ 450,000	$ 457,262
John Deere Capital Corp., Series MTN
1.40%, 03/15/2017 (A)	425,000	423,857
Diversified Financial Services - 1.1%
General Electric Capital Corp.
2.90%, 01/09/2017	500,000	521,985
JPMorgan Chase & Co.
1.80%, 01/25/2018 (A)	400,000	396,489
Diversified Telecommunication Services - 1.0%
AT&T, Inc.
3.00%, 02/15/2022	400,000	376,862
Verizon Communications, Inc.
5.15%, 09/15/2023	425,000	456,319
Electrical Equipment - 0.2%
Emerson Electric Co.
5.00%, 04/15/2019	175,000	196,464
Energy Equipment & Services - 0.4%
Enterprise Products Operating LLC
5.20%, 09/01/2020	300,000	333,713
Food & Staples Retailing - 2.3%
Costco Wholesale Corp.
5.50%, 03/15/2017	475,000	533,563
CVS Caremark Corp.
4.13%, 05/15/2021	550,000	570,114
Wal-Mart Stores, Inc.
3.25%, 10/25/2020	400,000	408,442
Walgreen Co.
5.25%, 01/15/2019	450,000	503,076
Health Care Equipment & Supplies - 0.8%
Baxter International, Inc.
1.85%, 06/15/2018	425,000	419,684
Stryker Corp.
2.00%, 09/30/2016	300,000	308,219
Industrial Conglomerates - 0.5%
Danaher Corp.
3.90%, 06/23/2021	425,000	439,736
Insurance - 0.3%
Marsh & McLennan Cos., Inc., Series MTN
2.55%, 10/15/2018	225,000	225,332
Internet & Catalog Retail - 0.5%
Amazon.com, Inc.
1.20%, 11/29/2017	425,000	416,115
Internet Software & Services - 0.5%
eBay, Inc.
1.35%, 07/15/2017 (A)	425,000	422,579
Machinery - 0.6%
Caterpillar, Inc.
3.90%, 05/27/2021	500,000	519,351
Media - 1.3%
Comcast Corp.
5.15%, 03/01/2020	475,000	529,895
Time Warner, Inc.
4.75%, 03/29/2021	250,000	266,593
Walt Disney Co., Series MTN
1.10%, 12/01/2017	300,000	295,614

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Metals & Mining - 0.2%
Rio Tinto Finance USA PLC
2.25%, 12/14/2018	$ 150,000	$ 149,260
Multiline Retail - 0.6%
Target Corp.
2.90%, 01/15/2022	500,000	479,629
Oil, Gas & Consumable Fuels - 1.9%
ConocoPhillips
5.75%, 02/01/2019	450,000	519,648
Energy Transfer Partners, LP
4.15%, 10/01/2020	200,000	202,916
Marathon Oil Corp.
6.00%, 10/01/2017	375,000	424,980
Valero Energy Corp.
6.13%, 06/15/2017	450,000	513,087
Pharmaceuticals - 0.8%
AbbVie, Inc.
2.00%, 11/06/2018	425,000	420,414
Eli Lilly & Co.
4.20%, 03/06/2014	100,000	100,657
Pfizer, Inc.
5.35%, 03/15/2015	200,000	211,331
Real Estate Investment Trusts - 0.8%
Health Care REIT, Inc.
4.50%, 01/15/2024	200,000	197,470
Simon Property Group, LP
3.38%, 03/15/2022	500,000	487,341
Road & Rail - 0.4%
Norfolk Southern Corp.
3.25%, 12/01/2021	400,000	387,589
Semiconductors & Semiconductor Equipment - 0.7%
Intel Corp.
1.95%, 10/01/2016	200,000	205,599
3.30%, 10/01/2021	425,000	422,234
Software - 0.5%
Microsoft Corp.
3.00%, 10/01/2020	400,000	407,697

Total Corporate Debt Securities (cost $17,561,510)		17,212,497

	Shares	Value
COMMON STOCKS - 41.0%
Aerospace & Defense - 2.5%
Boeing Co. (A)	4,857	662,932
General Dynamics Corp.	4,920	470,106
United Technologies Corp.	9,105	1,036,149
Air Freight & Logistics - 1.2%
United Parcel Service, Inc. - Class B	10,048	1,055,844
Beverages - 2.3%
Coca-Cola Co. (A)	12,121	500,719
Diageo PLC - ADR	5,091	674,150
PepsiCo, Inc.	9,332	773,996
Capital Markets - 1.1%
Bank of New York Mellon Corp.	13,703	478,783
Northern Trust Corp.	7,258	449,197
Commercial Banks - 3.6%
BB&T Corp. (A)	16,340	609,809
M&T Bank Corp. (A)	4,570	532,039
U.S. Bancorp - Class A (A)	24,036	971,054
Wells Fargo & Co.	21,542	978,007

	Shares	Value
Commercial Services & Supplies - 0.5%
Waste Management, Inc. (A)	8,844	$ 396,830
Communications Equipment - 1.2%
QUALCOMM, Inc.	13,990	1,038,758
Diversified Telecommunication Services - 0.9%
AT&T, Inc. (A)	21,327	749,857
Electrical Equipment - 0.5%
Emerson Electric Co.	5,749	403,465
Energy Equipment & Services - 0.4%
Ensco PLC - Class A	6,525	373,100
Food & Staples Retailing - 0.5%
Wal-Mart Stores, Inc.	5,306	417,529
Food Products - 0.7%
Nestle SA - ADR	8,749	643,839
Health Care Equipment & Supplies - 2.0%
Baxter International, Inc.	8,500	591,175
Becton Dickinson and Co. (A)	4,084	451,241
Medtronic, Inc.	12,506	717,719
Hotels, Restaurants & Leisure - 1.0%
McDonald’s Corp. (A)	8,707	844,840
Household Products - 0.9%
Procter & Gamble Co.	9,810	798,632
Industrial Conglomerates - 1.3%
3M Co.	8,296	1,163,514
Insurance - 2.5%
PartnerRe, Ltd.	6,871	724,409
Travelers Cos., Inc. (A)	16,001	1,448,731
IT Services - 1.7%
Accenture PLC - Class A (A)	10,000	822,200
Automatic Data Processing, Inc. (A)	7,510	606,883
Media - 2.4%
Omnicom Group, Inc.	9,003	669,553
Time Warner, Inc. (A)	10,971	764,898
Viacom, Inc. - Class B	6,810	594,786
Multiline Retail - 0.7%
Target Corp.	9,341	591,005
Oil, Gas & Consumable Fuels - 4.9%
Chevron Corp.	11,534	1,440,712
ConocoPhillips (A)	11,946	843,985
Exxon Mobil Corp.	13,440	1,360,128
Occidental Petroleum Corp.	5,857	557,001
Pharmaceuticals - 4.7%
Johnson & Johnson	12,884	1,180,046
Merck & Co., Inc.	22,911	1,146,695
Novartis AG - ADR	4,907	394,425
Pfizer, Inc.	43,473	1,331,578
Semiconductors & Semiconductor Equipment - 1.6%
Intel Corp. (A)	14,167	367,775
Linear Technology Corp. (A)	11,346	516,810
Microchip Technology, Inc. (A)	10,985	491,579
Software - 1.1%
Microsoft Corp.	15,154	567,214
Oracle Corp.	10,440	399,435
Tobacco - 0.8%
Philip Morris International, Inc.	8,017	698,521

Total Common Stocks (cost $28,804,238)		35,301,653

SECURITIES LENDING COLLATERAL - 9.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (B)	8,490,108	8,490,108

Total Securities Lending Collateral (cost $8,490,108)		8,490,108

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

Principal	Value
REPURCHASE AGREEMENT - 2.6%

State Street Bank & Trust Co.
0.01% (B), dated 12/31/2013, to be repurchased at $2,242,904 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation,
3.00%, due 06/25/2037, and with a value of $2,291,367.

$ 2,242,902	$ 2,242,902

Total Repurchase Agreement (cost $2,242,902)	2,242,902

Total Investment Securities (cost $89,028,115) (C)	94,272,203
Other Assets and Liabilities - Net - (9.6)%	(8,218,574)

Net Assets - 100.0%	$ 86,053,629

VALUATION SUMMARY: (D)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
U.S. Government Obligations	$—	$24,124,593	$—	$24,124,593
U.S. Government Agency Obligations	—	6,641,325	—	6,641,325
Municipal Government Obligation	—	259,125	—	259,125
Corporate Debt Securities	—	17,212,497	—	17,212,497
Common Stocks	35,301,653	—	—	35,301,653
Securities Lending Collateral	8,490,108	—	—	8,490,108
Repurchase Agreement	—	2,242,902	—	2,242,902
Total Investment Securities	$43,791,761	$50,480,442	$—	$94,272,203

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $8,309,151. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate shown reflects the yield at December 31, 2013.
(C)	Aggregate cost for federal income tax purposes is $89,029,102. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $6,549,591 and $1,306,490, respectively. Net unrealized appreciation for tax purposes is $5,243,101.
(D)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities aggregated $450,266, or 0.52% of the portfolio’s net assets.
ADR	American Depositary Receipt
MTN	Medium Term Note

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Diversified Income VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment securities, at value (cost: $86,785,213) (including securities loaned of $8,309,151)	$92,029,301
Repurchase agreement, at value (cost: $2,242,902)	2,242,902
Receivables:
Shares sold	60,658
Interest	255,774
Dividends	50,336
Dividend reclaims	625
Securities lending income (net)	1,527
Prepaid expenses	1,337

Total assets	94,642,460

Liabilities:
Accounts payable and accrued liabilities:
Management and advisory fees	55,741
Distribution and service fees	18,580
Administration fees	1,858
Transfer agent fees	223
Trustees fees	46
Audit and tax fees	15,323
Custody fees	2,636
Legal fees	378
Printing and shareholder reports fees	3,833
Other	105
Collateral for securities on loan	8,490,108

Total liabilities	8,588,831

Net assets	$86,053,629

Net assets consist of:
Capital stock ($0.01 par value)	$73,276
Additional paid-in capital	78,955,838
Undistributed (accumulated) net investment income (loss)	668,866
Undistributed (accumulated) net realized gain (loss)	1,111,561
Net unrealized appreciation (depreciation) on:
Investment securities	5,244,088

Net assets	$86,053,629

Shares outstanding	7,327,580

Net asset value and offering price per share	$11.74

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $3,986)	$767,855
Interest income	633,167
Securities lending income (net)	20,204

Total investment income	1,421,226

Expenses:
Management and advisory	518,396
Distribution and service	172,799
Administration	17,280
Transfer agent	1,045
Trustees	2,006
Audit and tax	15,473
Custody	26,869
Legal	2,928
Printing and shareholder reports	10,234
Other	2,927

Total expenses	769,957

Net investment income (loss)	651,269

Net realized gain (loss) on transactions from:
Investment securities	1,138,922

Net realized gain (loss)	1,138,922

Net change in unrealized appreciation (depreciation) on:
Investment securities	3,953,233

Net change in unrealized appreciation (depreciation)	3,953,233

Net realized and change in unrealized gain (loss)	5,092,155

Net increase (decrease) in net assets resulting from operations	$5,743,424

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Diversified Income VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$651,269	$231,420
Net realized gain (loss)	1,138,922	54,879
Net change in unrealized appreciation (depreciation)	3,953,233	984,369
Net increase (decrease) in net assets resulting from operations	5,743,424	1,270,668

Distributions to shareholders:
Net investment income	(245,908)	(24,861)
Net realized gains	(49,333)	(720)
Total distributions to shareholders	(295,241)	(25,581)

Capital share transactions:
Proceeds from shares sold	39,836,835	32,872,450
Dividends and distributions reinvested	295,241	25,581
Cost of shares redeemed	(6,048,159)	(180,778)
Net increase (decrease) in net assets resulting from capital shares transactions	34,083,917	32,717,253
Net increase (decrease) in net assets	39,532,100	33,962,340

Net assets:
Beginning of year	46,521,529	12,559,189
End of year	$86,053,629	$46,521,529
Undistributed (accumulated) net investment income (loss)	$668,866	$245,093

Share activity:
Shares issued	3,516,157	3,096,281
Shares issued-reinvested from dividends and distributions	26,220	2,384
Shares redeemed	(525,291)	(17,027)
Net increase (decrease) in shares outstanding	3,017,086	3,081,638

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Diversified Income VP

FINANCIAL HIGHLIGHTS

For the period or years ended:

For a share outstanding throughout each period/year

December 31, 2013	December 31, 2012	December 31, 2011 (A)
Net asset value
Beginning of period/year	$10.79	$10.22	$10.00
Investment operations
Net investment income (loss)(B)	0.11	0.09	0.05
Net realized and unrealized gain (loss)	0.88	0.49	0.17
Total investment operations	0.99	0.58	0.22
Distributions
Net investment income	(0.04)	(0.01)	—
Net realized gains	—	(C)	—	(C)	—
Total distributions	(0.04)	(0.01)	—
Net asset value
End of period/year	$11.74	$10.79	$10.22
Total return(D)	9.22%	5.66%	2.20	%(E)
Net assets end of period/year (000’s)	$86,054	$46,522	$12,559
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.11%	1.26%	1.35	%(F)
Before (waiver/reimbursement) recapture	1.11%	1.19%	1.93	%(F)
Net investment income (loss) to average net assets	0.94%	0.83%	0.69	%(F)
Portfolio turnover rate	12%	21%	16	%(E)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Annualized.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Madison Diversified Income VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers one class of shares: Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following:

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

(i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2013 of $780 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage passthroughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage passthroughs include to be announced (“TBA”) securities and mortgage passthrough certificates. Generally, TBA securities and mortgage passthroughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.750% of ANA

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
1.10%	May 1, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees up to a limit of 0.25% of Service Class.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$27,098,349
U.S. Government	16,154,049

Proceeds from maturities and sales of securities:
Long-term	5,741,117
U.S. Government	2,049,386

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to wash sales, paydown gain/loss, and return of capital distributions from underlying investments.

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$4
Undistributed (accumulated) net investment income (loss)	18,412
Undistributed (accumulated) net realized gain (loss)	(18,416)

At December 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2013.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$269,269
Long-Term Capital Gain	25,972

2012 Distributions paid from:
Ordinary Income	25,581
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$922,473

Undistributed Long-term Capital Gain	858,941

Capital Loss Carryforwards	—

Post October Short-Term Capital Loss Deferral	—

Post October Long-Term Capital Loss Deferral	—

Late Year Ordinary Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	5,243,101

Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Madison Diversified Income VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Madison Diversified Income VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Madison Diversified Income VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica Madison Diversified Income VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $25,972 for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica Market Participation Strategy VP

(unaudited)

MARKET ENVIRONMENT

U.S. equity market performance was strong during 2013. Steady, albeit moderate, growth in the U.S. economy, positive news on the employment front, a more conciliatory environment in Washington regarding the budget, and a U.S. Federal Reserve (“Fed”) that continues to be accommodative with only moderate tapering buoyed the market. In this type of environment, investors were willing to hold riskier assets in their portfolio in lieu of more defensive, stable, high quality assets. As a result, the S&P 500® had its best year since 1997, rising 32.39% in 2013, to overcome its prior peak level from before the financial crisis and set a new record high.

Bond investors were hit with taper anxiety in 2013 and were stung by their first annual losses since 1999. The Barclays U.S. Aggregate Bond Index lost 2.02%.

In terms of impact on the portfolio, in rising equity markets the portfolio will participate in the upside, depending on market exposure. Also, volatility, which impacts option pricing, typically falls in a rising market. While rising interest rates impact bond prices negatively, they have the opposite effect on option pricing.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Market Participation Strategy VP, Service Class returned 14.30%. By comparison, its primary and secondary benchmarks, the S&P 500®, Barclays U.S. Government 5-10 Year Index, and Transamerica Market Participation Strategy VP Blended Benchmark (“blended benchmark”), returned 32.39%, (4.61)%, and 14.08%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond Index 50%, and the S&P 500® 50%.

STRATEGY REVIEW

The objective of the portfolio is to provide upside participation when the stock market advances and to seek to reduce downside risk when the market declines. The portfolio consists primarily of bonds (which seek to reduce downside risk) and long dated S&P 500® FLEX equity call options and futures (which seek to provide participation during periods of market appreciation).

We targeted higher than the benchmark equity exposure of 50% over the course of the year, in accordance with the strategy’s design and Quantitative Management Associates’s asset allocation outlook. The portfolio invested primarily in Intermediate Term U.S. Treasuries, U.S. Agency Bonds, long-dated FLEX Options on the S&P 500®, and S&P 500® Futures over the course of the year to meet strategy objectives. Portfolio performance is driven by the performance of these four assets. As targeted, the portfolio participated in the strong bull market in 2013. Volatility was range-bound, and did not have a material impact on option performance. The key driver of performance was higher than benchmark equity exposure; change in interest rates and dividend yields also contributed to value added.

In terms of equity-related performance, the SPX futures and long-dated options in the portfolio provided upside participation. Pursuant to our process, we opportunistically locked in gains on the options as the market continued to advance. This allowed for maintaining higher equity exposure while reducing downside risk. As cash flows drove portfolio growth almost ten-fold during 2013, we also tactically used futures to maintain exposure while reducing transactions costs. The portfolio had a net gain from derivatives exposure.

The bonds in the portfolio modestly outperformed the Barclays Aggregate Index returns, even though the portfolio does not hold Corporates and Mortgage Backed Securities (which are two-thirds of the Barclays U.S. Aggregate Bond Index) that outperformed U.S. Government Securities. This was a result of maintaining shorter duration vis-à-vis the benchmark. Since the portfolio can only own U.S. Treasuries, U.S. Government Agencies, and Supranational bonds, the portfolio’s bond holdings will underperform in periods where Corporate and other risky bonds perform better than Treasuries and Agencies.

Devang Gambhirwala,

Ted Lockwood,

Marcus M. Perl

Co-Portfolio Managers

Quantitative Management Associates LLC

Transamerica Series Trust	Annual Report 2013

Transamerica Market Participation Strategy VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	10 Years or Life of Class	Inception Date
Service Class	14.30%	10.42%	09/17/2012
S&P 500®(A)	32.39%	22.68%
Barclays U.S. Government 5-10 Year Index(A)	(4.61)%	(2.76)%
Transamerica Market Participation Strategy VP Blended Benchmark(A)	14.08%	10.41%

NOTES

(A) The Transamerica Market Participation Strategy VP Blended Benchmark is composed of the following benchmarks: The S&P 500® 50% and Barclays U.S. Aggregate Bond Index 50%. The S&P 500®, Barclays U.S. Government 5-10 Year Index, and Transamerica Market Participation Strategy VP Blended, are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based the inception date of the class. You cannot invest directly in an index.

The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ. The Barclays U.S. Government 5-10 Year Index is comprised of U.S. Treasuries and U.S. agency debentures with maturities between 5 and 10 years. The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. The underlying portfolio invests its assets in various underlying futures and call options. The ability to achieve its investment objective depends largely on the performance of the underlying futures and call options in which it invests. There can be no assurance that the investment objectives of any underlying futures and call options will be achieved. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Market Participation Strategy VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio
Transamerica Market Participation Strategy VP
Service Class	$1,000.00	$1,089.20	$5.59	$1,020.13	$5.40	1.05%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
U.S. Government Obligations	40.2%
U.S. Government Agency Obligations	29.3
Purchased Options	21.2
Securities Lending Collateral	17.0
Foreign Government Obligations	5.3
Repurchase Agreement	3.3
Short-Term U.S. Government Obligations	0.3
Other Assets and Liabilities - Net(A)	(16.6)
Total	100.0%

(A)	The Other Assets and Liabilities - Net category may include, but is not limited to, Reverse Repurchase Agreements, Forward Foreign Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, TBA Short Commitments, and Cash Collateral.

Transamerica Series Trust	Annual Report 2013

Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 40.2%
U.S. Treasury STRIPS
Zero Coupon, 08/15/2015 (A)	$ 20,560,000	$ 20,451,320
Zero Coupon, 08/15/2016 - 11/15/2017	55,580,000	53,711,286

Total U.S. Government Obligations (cost $74,649,676)		74,162,606

U.S. GOVERNMENT AGENCY OBLIGATIONS - 29.3%
Fannie Mae
0.50%, 03/30/2016 (A)	8,250,000	8,241,131
0.88%, 08/28/2017 (A)	13,035,000	12,869,768
Federal Farm Credit Banks
4.88%, 01/17/2017 (A)	2,935,000	3,290,241
Freddie Mac
0.38%, 08/28/2015 (A)	4,300,000	4,302,657
0.50%, 05/13/2016 (A)	5,550,000	5,543,285
1.00%, 06/21/2017 - 09/29/2017 (A)	19,955,000	19,815,414

Total U.S. Government Agency Obligations (cost $54,342,513)		54,062,496

FOREIGN GOVERNMENT OBLIGATIONS - 5.3%
International Finance Corp. 0.63%, 12/21/2017	10,000,000	9,730,790

Total Foreign Government Obligations (cost $9,833,245)		9,730,790

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.3%
U.S. Treasury Bill
0.06%, 03/20/2014 (B) (C)	600,000	599,922
0.07%, 03/20/2014 (B) (C)	25,000	24,996

Total Short-Term U.S. Government Obligations (cost $624,918)		624,918

	Contracts	Value
PURCHASED OPTIONS - 21.2%
Call Options - 21.2%
OTC - S&P 500 Index - Flex Index Value $1,600.00 Expires 04/30/2018 Counterparty: UBS	310	$ 12,279,187
OTC - S&P 500 Index - Flex Index Value $1,700.00 Expires 08/01/2018 Counterparty: CSFB	600	21,122,364
OTC - S&P 500 Index - Flex Index Value $1,800.00 Expires 11/15/2018 Counterparty: CSFB	180	5,674,350

Total Purchased Options (cost $29,591,355)		39,075,901

	Shares	Value
SECURITIES LENDING COLLATERAL - 17.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (B)	31,498,489	31,498,489

Total Securities Lending Collateral (cost $31,498,489)		31,498,489

	Principal	Value
REPURCHASE AGREEMENT - 3.3%
State Street Bank & Trust Co. 0.01% (B), dated 12/31/2013, to be repurchased at $6,126,780 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 09/25/2039, and with a value of $6,249,402.	$ 6,126,777	6,126,777

Total Repurchase Agreement (cost $6,126,777)		6,126,777

Total Investment Securities (cost $206,666,973) (D)		215,281,977
Other Assets and Liabilities - Net - (16.6)%		(30,709,095)

Net Assets - 100.0%		$ 184,572,882

FUTURES CONTRACTS:
Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	Long	38	03/21/2014	$21,883

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
U.S. Government Obligations	$—	$74,162,606	$—	$74,162,606
U.S. Government Agency Obligations	—	54,062,496	—	54,062,496
Foreign Government Obligations	—	9,730,790	—	9,730,790
Short-Term U.S. Government Obligations	—	624,918	—	624,918
Purchased Options	39,075,901	—	—	39,075,901
Securities Lending Collateral	31,498,489	—	—	31,498,489
Repurchase Agreement	—	6,126,777	—	6,126,777
Total Investment Securities	$70,574,390	$144,707,587	$—	$215,281,977

Derivative Financial Instruments
Futures Contracts (F)	$21,883	$—	$—	$21,883
Total Derivative Financial Instruments	$21,883	$—	$—	$21,883

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $30,857,053. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate shown reflects the yield at December 31, 2013.
(C)	All or a portion of this security has been segregated by the custodian with the broker as collateral to cover margin requirements for open futures contracts. Total value of securities segregated as collateral to cover margin requirements for open futures contracts is $624,918.
(D)	Aggregate cost for federal income tax purposes is $206,666,987. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $9,505,743 and $890,753, respectively. Net unrealized appreciation for tax purposes is $8,614,990.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(F)	Derivative financial instruments valued at unrealized appreciation (depreciation) on the instrument.

DEFINITIONS:

CSFB	Credit Suisse First Boston
OTC	Over the Counter
STRIPS	Separate Trading of Registered Interest and Principal of Securities
UBS	UBS AG

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Market Participation Strategy VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment securities, at value (cost: $200,540,196) (including securities loaned of $30,857,053)	$209,155,200
Repurchase agreement, at value (cost: $6,126,777)	6,126,777
Receivables:
Shares sold	797,652
Interest	151,566
Securities lending income (net)	7,201
Variation margin receivable on derivative financial instruments	11,043
Prepaid expenses	2,001

Total assets	216,251,440

Liabilities:
Accounts payable and accrued liabilities:
Management and advisory fees	118,120
Distribution and service fees	37,728
Administration fees	3,773
Transfer agent fees	337
Trustees fees	254
Audit and tax fees	16,693
Custody fees	1,922
Legal fees	238
Printing and shareholder reports fees	991
Other	13
Collateral for securities on loan	31,498,489

Total liabilities	31,678,558

Net assets	$184,572,882

Net assets consist of:
Capital stock ($0.01 par value)	$162,511
Additional paid-in capital	171,405,348
Undistributed (accumulated) net realized gain (loss)	4,368,136
Net unrealized appreciation (depreciation) on:
Investment securities	8,615,004
Futures contracts	21,883

Net assets	$184,572,882

Shares outstanding	16,251,076

Net asset value and offering price per share	$11.36

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Interest income	$416,909
Securities lending income (net)	27,956

Total investment income	444,865

Expenses:
Management and advisory	540,466
Distribution and service	207,872
Administration	20,787
Transfer agent	1,269
Trustees	1,226
Audit and tax	17,997
Custody	25,265
Legal	3,081
Printing and shareholder reports	37,005
Other	3,251

Total expenses	858,219

Expenses (waived/reimbursed) recaptured	20,026

Net expenses	878,245

Net investment income (loss)	(433,380)

Net realized gain (loss) on transactions from:
Investment securities	3,837,482
Futures contracts	973,414

Net realized gain (loss)	4,810,896

Net change in unrealized appreciation (depreciation) on:
Investment securities	8,466,710
Futures contracts	13,314

Net change in unrealized appreciation (depreciation)	8,480,024

Net realized and change in unrealized gain (loss)	13,290,920

Net increase (decrease) in net assets resulting from operations	$12,857,540

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Market Participation Strategy VP

STATEMENT OF CHANGES IN NET ASSETS

For the period or year ended:

	December 31, 2013	December 31, 2012 (A)
From operations:
Net investment income (loss)	$(433,380)	$(12,207)
Net realized gain (loss)	4,810,896	2,915
Net change in unrealized appreciation (depreciation)	8,480,024	156,864
Net increase (decrease) in net assets resulting from operations	12,857,540	147,572

Distributions to shareholders:
Net realized gains	(7,701)	—
Total distributions to shareholders	(7,701)	—

Capital share transactions:
Proceeds from shares sold	158,572,578	19,300,744
Dividends and distributions reinvested	7,701	—
Cost of shares redeemed	(6,125,001)	(180,551)
Net increase (decrease) in net assets resulting from capital shares transactions	152,455,278	19,120,193
Net increase (decrease) in net assets	165,305,117	19,267,765

Net assets:
Beginning of period/year	19,267,765	—
End of period/year	$184,572,882	$19,267,765
Undistributed (accumulated) net investment income (loss)	$—	$—

Share activity:
Shares issued	14,894,467	1,957,113
Shares issued-reinvested from dividends and distributions	731	—
Shares redeemed	(583,165)	(18,070)
Net increase (decrease) in shares outstanding	14,312,033	1,939,043

(A)	Commenced operations on September 17, 2012.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Market Participation Strategy VP

FINANCIAL HIGHLIGHTS

For the period or year ended:

For a share outstanding throughout each period or year
December 31, 2013	December 31, 2012 (A)
Net asset value
Beginning of period/year	$9.94	$10.00
Investment operations
Net investment income (loss)(B)	(0.06)	(0.01)
Net realized and unrealized gain (loss)	1.48	(0.05)
Total investment operations	1.42	(0.06)
Distributions
Net realized gain	—	(C)	—
Total distributions	—	—
Net asset value
End of period/year	$11.36	$9.94
Total return(D)	14.30%	(0.60	)%(E)
Net assets end of year (000’s)	$184,573	$19,268
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.06%	1.07	%(F)
Before (waiver/reimbursement) recapture	1.03%	1.88	%(F)
Net investment income (loss) to average net assets	(0.52)%	(0.49	)%(F)
Portfolio turnover rate	13%	—%

(A)	Commenced operations on September 17, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Annualized.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Market Participation Strategy VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers one class of shares: Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may

Transamerica Series Trust	Annual Report 2013

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other in the Statement of Operations.

Option contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio enters into option contracts to manage exposure to various market fluctuations. The Portfolio purchases or write put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss.

The underlying face amounts of open option contracts at December 31, 2013 are listed in the Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2013 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2013

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

When-Issued, forward delivery securities and delayed delivery settlements: The Portfolio may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. Government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses on the security.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation

Transamerica Series Trust	Annual Report 2013

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage passthroughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage passthroughs include to be announced (“TBA”) securities and mortgage passthrough certificates. Generally, TBA securities and mortgage passthroughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

Transamerica Series Trust	Annual Report 2013

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $500 million	0.650%
Over $500 million up to $1 billion	0.620%
Over $1 billion up to $1.5 billion	0.590%
Over $1.5 billion	0.570%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.82%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, the amount recaptured by TAM was $20,026. There were no additional amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees up to a limit of 0.25% of Service Class.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

Transamerica Series Trust	Annual Report 2013

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$42,353,215
U.S. Government	114,836,780

Proceeds from maturities and sales of securities:
Long-term	9,188,576
U.S. Government	694,610

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2012	Ending number of positions at December 31, 2013	Average number of positions (A)
Futures contracts	1	1	1
Purchased options and swaptions	1	3	2
(A)	Calculated based on positions held at each month end during the current year.

The tables below highlight the types of risk associated with the derivative instruments.

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Equity contracts	Total
Asset Derivatives
Purchased options and swaptions, at value (B) (C)	$39,075,901	$39,075,901
Unrealized appreciation on futures contracts (C) (D)	21,883	21,883
Total gross amount of assets (E)	$39,097,784	$39,097,784
(B)	Included within investment securities, at value.
(C)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(D)	Includes cumulative appreciation (depreciation) on futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(E)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Equity contracts	Total
Net Realized Gain (Loss) on derivatives recognized in income
Net realized gain (loss) on purchased options and swaptions (F)	$3,837,444	$3,837,444
Net realized gain (loss) on futures contracts	973,414	973,414
Net change in Unrealized Appreciation (Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased options and swaptions (G)	9,331,181	9,331,181
Net change in unrealized appreciation (depreciation) on futures contracts	13,314	13,314
Total	$14,155,353	$14,155,353
(F)	Included within Net realized gain (loss) on transactions from Investment securities.
(G)	Included within Net change in unrealized appreciation (depreciation) on Investment securities.

The Portfolio’s derivatives are not subject to a master netting arrangement, or another similar arrangement.

Transamerica Series Trust	Annual Report 2013

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to wash sales, futures contracts and reduction of short-term capital gains by ordinary loss.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$1
Undistributed (accumulated) net investment income (loss)	433,380
Undistributed (accumulated) net realized gain (loss)	(433,381)

At December 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2013.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$—
Long-Term Capital Gain	7,701

2012 Distributions paid from:	—
Ordinary Income	—
Long-Term Capital Gain

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$3,798,807

Undistributed Long-term Capital Gain	591,226

Capital Loss Carryforwards	—

Post October Short-Term Capital Loss Deferral	—

Post October Long-Term Capital Loss Deferral	—

Late Year Ordinary Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	8,614,990

Other Temporary Differences	—

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Market Participation Strategy VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Market Participation Strategy VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Market Participation Strategy VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2013

Transamerica Series Trust	Annual Report 2013

Transamerica Market Participation Strategy VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $7,701 for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica MFS International Equity VP

(unaudited)

MARKET ENVIRONMENT

At the beginning of the period, year-end U.S. fiscal cliff negotiations between the Republicans in the U.S. Congress and U.S. President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the U.S. budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first half of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the U.S. waned. In the middle of the period, concerns that the U.S. Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over U.S. fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient U.S. growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in U.S. monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for the term beginning in early 2014.

PERFORMANCE

For the year ended December 31, 2013, Transamerica MFS International Equity VP, Initial Class returned 18.09%. By comparison, its benchmark, the MSCI Europe, Australasia, Far East Index returned 23.29%.

STRATEGY REVIEW

Stock selection in the financial services sector detracted from performance relative to the MSCI Europe, Australasia and the Far East Index. Within this sector, the portfolio’s overweight position in banking group Standard Chartered PLC (United Kingdom) and holdings of banking and treasury management firm ICICI Bank Ltd (India) held back relative returns as both stocks underperformed the benchmark over the reporting period.

Stock selection in the technology sector was another detractor from relative results. However, there were no individual securities within this sector that were among the portfolio’s top relative detractors.

In the retailing sector, weak stock selection detracted from relative performance. Overweight positions in global sourcing and supply chain management company Li & Fung Ltd (Hong Kong) and luxury goods company LVMH Moët Hennessy Louis Vuitton SA (France) held back relative results.

An underweight position and, to a lesser extent, stock selection in the utilities & communications sector also hampered relative performance. Not holding voice and data communications services company Vodafone Group PLC (United Kingdom) weighed on relative returns as the stock significantly outpaced the benchmark during the period.

Elsewhere, other top individual relative detractors included overweight positions in specialty chemicals manufacturer Shin-Etsu Chemical Co. Ltd (Japan), wine and alcoholic beverage producer Pernod Ricard SA (France) and brewer Heineken NV (Netherlands).

The portfolio’s cash and/or cash equivalent position during the period was also a detractor from relative performance. Under normal market conditions, the portfolio strives to be fully invested and generally holds cash to buy new holdings and provide liquidity. In a period when equity markets rose, as measured by the portfolio’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Stock selection in the special products & services sector was a positive factor for relative performance. Overweight positions in Netherlands-based staffing services provider Randstad Holding NV, tourism service company Amadeus IT Holdings SA (Spain), and catering company Compass Group PLC (United Kingdom) contributed to relative returns.

Transamerica Series Trust	Annual Report 2013

Transamerica MFS International Equity VP

(unaudited)

STRATEGY REVIEW (continued)

Stock selection in the health care sector also bolstered relative performance. An overweight position in strong-performing healthcare products maker Bayer AG (Germany) and holdings of pharmaceutical company Valeant Pharmaceuticals International Inc (United States) benefited relative results.

During the reporting period, the portfolio’s relative currency exposure, resulting primarily from differences between the portfolio and the benchmark’s exposure to holdings of securities denominated in foreign currencies, was another contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Daniel Ling

Marcus L. Smith

Co-Portfolio Managers

MFS® Investment Management

Transamerica Series Trust	Annual Report 2013

Transamerica MFS International Equity VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	18.09%	13.72%	7.87%	01/02/1997
MSCI Europe, Australasia, Far East Index(A)	23.29%	12.96%	7.39%
Service Class	17.77%	13.45%	7.61%	05/01/2003

NOTES

(A) The MSCI Europe, Australasia, Far East Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The MSCI Europe, Australasia, Far East Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica MFS International Equity VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio

Transamerica MFS International Equity VP
Initial Class	$1,000.00	$1,162.20	$5.62	$1,020.28	$5.25	1.02%
Service Class	1,000.00	1,160.40	6.99	1,019.01	6.53	1.27

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	98.3%
Securities Lending Collateral	7.4
Repurchase Agreement	1.5
Other Assets and Liabilities - Net	(7.2)
Total	100.0%

Transamerica Series Trust	Annual Report 2013

Transamerica MFS International Equity VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
COMMON STOCKS - 98.3%
Brazil - 1.4%
BM&FBovespa SA	342,300	$ 1,605,576
Itau Unibanco Holding SA - ADR	226,123	3,068,489
Canada - 2.4%
Canadian National Railway Co.	118,740	6,770,555
Shoppers Drug Mart Corp. (A)	30,340	1,662,023
Czech Republic - 0.2%
Komercni Banka AS	2,800	624,540
France - 12.6%
Air Liquide SA - Class A	51,404	7,269,651
Danone	95,583	6,879,739
Dassault Systemes	15,068	1,870,381
GDF Suez	122,101	2,871,520
Legrand SA	61,803	3,405,995
LVMH Moet Hennessy Louis Vuitton SA	38,181	6,964,892
Pernod Ricard SA	57,927	6,599,140
Schneider Electric SA	88,969	7,759,818
Germany - 12.2%
Bayer AG	108,750	15,269,639
Beiersdorf AG	55,105	5,586,799
Linde AG	35,643	7,463,143
Merck KGaA	33,567	6,022,854
MTU Aero Engines AG	13,620	1,338,449
SAP AG	74,946	6,499,433
Hong Kong - 3.3%
AIA Group, Ltd.	877,600	4,402,543
China Unicom Hong Kong, Ltd. (A)	1,692,000	2,526,773
Li & Fung, Ltd. (A)	3,434,000	4,437,368
India - 1.5%
ICICI Bank, Ltd. - ADR (A)	140,330	5,216,066
Italy - 0.5%
Saipem SpA	80,705	1,730,770
Japan - 12.6%
Canon, Inc. (A)	14,600	465,863
Denso Corp.	148,900	7,866,188
FANUC Corp.	23,100	4,232,858
Honda Motor Co., Ltd. (A)	208,200	8,593,892
Hoya Corp.	188,300	5,236,978
INPEX Corp.	341,200	4,376,286
Japan Tobacco, Inc.	78,800	2,564,053
Kyocera Corp.	65,000	3,249,451
Lawson, Inc. (A)	26,900	2,013,086
Rinnai Corp.	800	62,327
Shin-Etsu Chemical Co., Ltd.	82,400	4,819,517
Korea, Republic of - 0.8%
Samsung Electronics Co., Ltd.	2,207	2,875,825
Netherlands - 7.9%
Akzo Nobel NV	74,199	5,750,935
Heineken NV	90,664	6,121,572
ING Groep NV - CVA (B)	543,881	7,556,989
Randstad Holding NV	122,663	7,956,440
Russian Federation - 0.5%
Sberbank of Russia - ADR	125,466	1,578,362
Singapore - 1.7%
DBS Group Holdings, Ltd.	326,000	4,417,449
Singapore Telecommunications, Ltd.	486,700	1,411,563
Spain - 1.9%
Amadeus IT Holding SA - Class A	115,881	4,958,679
Banco Santander SA - Class A	183,824	1,645,280

	Shares	Value
Sweden - 1.1%
Hennes & Mauritz AB - Class B	86,331	$ 3,976,099
Switzerland - 10.5%
Julius Baer Group, Ltd. (B)	108,621	5,219,891
Keuhne & Nagel International AG	15,939	2,095,012
Nestle SA	159,153	11,664,326
Roche Holding AG	18,469	5,173,650
Sonova Holding AG (B)	20,456	2,758,384
Swiss Re AG (B)	37,330	3,441,393
UBS AG - Class A (B)	313,174	5,996,449
Taiwan - 2.3%
Hon Hai Precision Industry Co., Ltd.	1,041,729	2,799,755
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	305,327	5,324,903
United Kingdom - 20.8%
Barclays PLC	1,304,456	5,874,429
BG Group PLC	272,836	5,862,141
Compass Group PLC	601,696	9,644,943
Diageo PLC	165,449	5,479,505
Hays PLC	969,525	2,083,919
HSBC Holdings PLC	907,195	9,951,033
Reckitt Benckiser Group PLC - Class A	72,809	5,778,827
Rio Tinto PLC	112,317	6,341,374
Smiths Group PLC	180,675	4,427,994
Standard Chartered PLC	330,592	7,445,236
WPP PLC - Class A	398,855	9,114,678
United States - 4.1%
Check Point Software Technologies, Ltd. - Class A (A) (B)	31,010	2,000,765
Delphi Automotive PLC - Class A	43,400	2,609,642
NCR Corp. (A) (B)	39,030	1,329,362
Valeant Pharmaceuticals International, Inc. (B)	32,110	3,769,714
Yum! Brands, Inc.	57,370	4,337,746

Total Common Stocks (cost $271,436,292)		340,100,919

SECURITIES LENDING COLLATERAL - 7.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (C)	25,529,561	25,529,561

Total Securities Lending Collateral (cost $25,529,561)		25,529,561

	Principal	Value
REPURCHASE AGREEMENT - 1.5%
State Street Bank & Trust Co. 0.01% (C), dated 12/31/2013, to be repurchased at $5,330,395 on 01/02/2014. 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 07/25/2037, and with a value of $5,440,718.	$ 5,330,392	5,330,392

Total Repurchase Agreement (cost $5,330,392)		5,330,392

Total Investment Securities (cost $302,296,245) (D)		370,960,872
Other Assets and Liabilities - Net - (7.2)%		(25,051,205)

Net Assets - 100.0%		$ 345,909,667

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica MFS International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investment Securities		Value
Commercial Banks	10.7%		$39,820,884
Pharmaceuticals	8.1		30,235,857
Chemicals	6.8		25,303,246
Food Products	5.0		18,544,065
Beverages	4.9		18,200,217
Hotels, Restaurants & Leisure	3.8		13,982,689
Textiles, Apparel & Luxury Goods	3.1		11,402,260
Electronic Equipment & Instruments	3.0		11,286,184
Capital Markets	3.0		11,216,340
Electrical Equipment	3.0		11,165,813
Auto Components	2.8		10,475,830
Software	2.8		10,370,579
Oil, Gas & Consumable Fuels	2.8		10,238,427
Professional Services	2.7		10,040,359
Diversified Financial Services	2.5		9,162,565
Media	2.5		9,114,678
Automobiles	2.3		8,593,892
Semiconductors & Semiconductor Equipment	2.2		8,200,728
Insurance	2.1		7,843,936
Road & Rail	1.8		6,770,555
Metals & Mining	1.7		6,341,374
Household Products	1.6		5,778,827
Personal Products	1.5		5,586,799
IT Services	1.3		4,958,679
Industrial Conglomerates	1.2		4,427,994
Machinery	1.1		4,232,858
Specialty Retail	1.1		3,976,099
Diversified Telecommunication Services	1.1		3,938,336
Food & Staples Retailing	1.0		3,675,109
Multi-Utilities	0.8		2,871,520
Health Care Equipment & Supplies	0.7		2,758,384
Tobacco	0.7		2,564,053
Marine	0.6		2,095,012
Energy Equipment & Services	0.5		1,730,770
Aerospace & Defense	0.4		1,338,449
Computers & Peripherals	0.4		1,329,362
Office Electronics	0.1		465,863
Household Durables	0.0	(E)	62,327

Investment Securities, at Value	91.7		340,100,919
Short-Term Investments	8.3		30,859,953

Total Investments	100.0%		$370,960,872

VALUATION SUMMARY: (F)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Common Stocks	$39,273,203	$300,827,716	$—	$340,100,919
Securities Lending Collateral	25,529,561	—	—	25,529,561
Repurchase Agreement	—	5,330,392	—	5,330,392
Total Investment Securities	$64,802,764	$306,158,108	$—	$370,960,872

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica MFS International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $24,408,588. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate shown reflects the yield at December 31, 2013.
(D)	Aggregate cost for federal income tax purposes is $305,767,993. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $69,407,470 and $4,214,591, respectively. Net unrealized appreciation for tax purposes is $65,192,879.
(E)	Percentage rounds to less than 0.01%.
(F)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITIONS:

ADR	American Depositary Receipt
CVA	Dutch Certificate - Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica MFS International Equity VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment securities, at value (cost: $296,965,853) (including securities loaned of $24,408,588)	$365,630,480
Repurchase agreement, at value (cost: $5,330,392)	5,330,392
Foreign currency, at value (cost: $107,371)	107,051
Cash	23,975
Receivables:
Shares sold	216,267
Interest	1
Dividends	95,445
Dividend reclaims	435,992
Securities lending income (net)	3,774
Prepaid expenses	5,424

Total assets	371,848,801

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	43,646
Investment securities purchased	3,924
Management and advisory fees	262,480
Distribution and service fees	13,010
Administration fees	7,343
Transfer agent fees	814
Trustees fees	197
Audit and tax fees	20,062
Custody fees	14,851
Legal fees	1,696
Printing and shareholder reports fees	41,017
Other	533
Collateral for securities on loan	25,529,561

Total liabilities	25,939,134

Net assets	$345,909,667

Net assets consist of:
Capital stock ($0.01 par value)	$397,864
Additional paid-in capital	297,778,828
Undistributed (accumulated) net investment income (loss)	3,156,158
Undistributed (accumulated) net realized gain (loss)	(24,140,670)
Net unrealized appreciation (depreciation) on:
Investment securities	68,664,627
Translation of assets and liabilities denominated in foreign currencies	52,860

Net assets	$345,909,667

Net assets by class:
Initial Class	$284,042,727
Service Class	61,866,940

Shares outstanding:
Initial Class	32,582,558
Service Class	7,203,833

Net asset value and offering price per share:
Initial Class	$8.72
Service Class	8.59

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $505,296)	$5,857,016
Interest income	765
Securities lending income (net)	128,414

Total investment income	5,986,195

Expenses:
Management and advisory	2,405,093
Distribution and service:
Service Class	120,254
Administration	66,978
Transfer agent	3,866
Trustees	7,767
Audit and tax	36,560
Custody	176,470
Legal	10,678
Printing and shareholder reports	29,041
Other	11,502

Total expenses	2,868,209

Net investment income (loss)	3,117,986

Net realized gain (loss) on transactions from:
Investment securities	4,724,579
Foreign currency transactions	39,503

Net realized gain (loss)	4,764,082

Net change in unrealized appreciation (depreciation) on:
Investment securities	38,496,869
Translation of assets and liabilities denominated in foreign currencies	(10,416)

Net change in unrealized appreciation (depreciation)	38,486,453

Net realized and change in unrealized gain (loss)	43,250,535

Net increase (decrease) in net assets resulting from operations	$46,368,521

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica MFS International Equity VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$3,117,986	$3,216,180
Net realized gain (loss)	4,764,082	2,452,727
Net change in unrealized appreciation (depreciation)	38,486,453	33,508,118
Net increase (decrease) in net assets resulting from operations	46,368,521	39,177,025

Distributions to shareholders:
Net investment income:
Initial Class	(2,613,544)	(2,807,134)
Service Class	(517,018)	(413,307)
Total distributions from net investment income	(3,130,562)	(3,220,441)
Total distributions to shareholders	(3,130,562)	(3,220,441)

Capital share transactions:
Proceeds from shares sold:
Initial Class	91,825,855	31,348,918
Service Class	28,280,718	21,104,408
	120,106,573	52,453,326
Dividends and distributions reinvested:
Initial Class	2,613,544	2,807,134
Service Class	517,018	413,307
	3,130,562	3,220,441
Cost of shares redeemed:
Initial Class	(31,381,542)	(36,196,718)
Service Class	(11,479,504)	(10,077,681)
	(42,861,046)	(46,274,399)
Net increase (decrease) in net assets resulting from capital share transactions	80,376,089	9,399,368

Net increase (decrease) in net assets	123,614,048	45,355,952

Net assets:
Beginning of year	222,295,619	176,939,667
End of year	$345,909,667	$222,295,619
Undistributed (accumulated) net investment income (loss)	$3,156,158	$3,130,744

Share activity:
Shares issued:
Initial Class	11,452,511	4,647,439
Service Class	3,606,190	3,112,510
	15,058,701	7,759,949
Shares issued-reinvested from dividends and distributions:
Initial Class	324,664	415,257
Service Class	65,198	61,872
	389,862	477,129
Shares redeemed:
Initial Class	(4,005,129)	(5,375,991)
Service Class	(1,489,154)	(1,540,924)
	(5,494,283)	(6,916,915)
Net increase (decrease) in shares outstanding:
Initial Class	7,772,046	(313,295)
Service Class	2,182,234	1,633,458
	9,954,280	1,320,163

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica MFS International Equity VP

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each year	Initial Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$7.47	$6.22	$7.01	$6.44	$4.98
Investment operations
Net investment income (loss)(A)	0.10	0.12	0.12	0.09	0.08
Net realized and unrealized gain (loss)	1.24	1.25	(0.82)	0.57	1.53
Total investment operations	1.34	1.37	(0.70)	0.66	1.61
Distributions
Net investment income	(0.09)	(0.12)	(0.09)	(0.09)	(0.15)
Total distributions	(0.09)	(0.12)	(0.09)	(0.09)	(0.15)
Net asset value
End of year	$8.72	$7.47	$6.22	$7.01	$6.44
Total return(B)	18.09%	22.16%	(10.06)%	10.50%	32.68%
Net assets end of year (000’s)	$284,043	$185,299	$156,152	$190,625	$191,514
Ratio and supplemental data
Expenses to average net assets	1.03%	1.06%	1.04%	1.05%	1.08%
Net investment income (loss) to average net assets	1.21%	1.67%	1.72%	1.36%	1.58%
Portfolio turnover rate	16%	27%	28%	25%	18%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Service Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$7.37	$6.14	$6.92	$6.36	$4.92
Investment operations
Net investment income (loss)(A)	0.08	0.09	0.10	0.07	0.06
Net realized and unrealized gain (loss)	1.22	1.24	(0.81)	0.57	1.51
Total investment operations	1.30	1.33	(0.71)	0.64	1.57
Distributions
Net investment income	(0.08)	(0.10)	(0.07)	(0.08)	(0.13)
Total distributions	(0.08)	(0.10)	(0.07)	(0.08)	(0.13)
Net asset value
End of year	$8.59	$7.37	$6.14	$6.92	$6.36
Total return(B)	17.77%	21.87%	(10.22)%	10.30%	32.24%
Net assets end of year (000’s)	$61,867	$36,997	$20,788	$20,546	$13,324
Ratio and supplemental data
Expenses to average net assets	1.28%	1.31%	1.29%	1.30%	1.33%
Net investment income (loss) to average net assets	0.97%	1.37%	1.45%	1.06%	1.17%
Portfolio turnover rate	16%	27%	28%	25%	18%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica MFS International Equity VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other in the Statement of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the

Transamerica Series Trust	Annual Report 2013

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2013 of $1,480 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other

Transamerica Series Trust	Annual Report 2013

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2013:

	Market Value	% of Net Assets
Transamerica BlackRock Tactical Allocation VP	$94,373,451	27.28%

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $250 million	0.900%
Over $250 million up to $500 million	0.875%
Over $500 million up to $1 billion	0.850%
Over $1 billion	0.800%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
1.125%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, there were no amounts reimbursed/waived or recaptured by TAM.

There were no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2013

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$120,636,576
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	42,883,419
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, passive foreign investment companies, and foreign currency transactions.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$328
Undistributed (accumulated) net investment income (loss)	37,990
Undistributed (accumulated) net realized gain (loss)	(38,318)

At December 31, 2013, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 14,575,961	December 31, 2017
6,252,981	December 31, 2018

The capital loss carryforwards utilized or expired during the year ended December 31, 2013 were $4,276,517.

Transamerica Series Trust	Annual Report 2013

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$3,130,562
Long-Term Capital Gain	—

2012 Distributions paid from:
Ordinary Income	3,220,441
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$3,316,178
Undistributed Long-term Capital Gain	—
Capital Loss Carryforwards	(20,828,942)
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	65,245,739
Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica MFS International Equity VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica MFS International Equity VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica MFS International Equity VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica MFS International Equity VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica Morgan Stanley Capital Growth VP

(unaudited)

MARKET ENVIRONMENT

U.S. stocks turned in a strong performance for the year ended December 31, 2013. As in 2012, the expectation that accommodative monetary policy by the U.S. Federal Reserve (“Fed”) would continue for some time helped drive the prices of risky assets, including stocks, higher in 2013. However, as the U.S. economy began to look stronger, the Fed started signaling its intention to reduce the pace of its asset purchase program known as quantitative easing (“QE”) if economic data warranted. Uncertainty as to the timing and magnitude of this tapering led to volatility across the capital markets. When the Fed unexpectedly left its QE program intact after its September meeting, stocks rallied strongly. The market’s advance paused in October, disrupted by a partial government shutdown and political gridlock over whether to raise the debt ceiling, but resumed in the final months of the period on expectations - and later confirmation by the Fed - that QE tapering would begin in 2014.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Morgan Stanley Capital Growth VP, Initial Class returned 48.25%. By comparison, its benchmark, the Russell 1000® Growth Index returned 33.48%.

STRATEGY REVIEW

The portfolio outperformed the Russell 1000® Growth Index for the 12 months ended December 31, 2013. The technology sector drove the majority of the portfolio’s relative gain, due to strong stock selection within the sector. Top contributors included holdings in Facebook, Google, and Groupon. Stock selection and an overweight in the consumer discretionary sector was favorable as well, led by holdings in Amazon.com, Tesla Motors, and priceline.com. The financial services sector also aided performance, though to a lesser degree, as both stock selection and an overweight were beneficial.

Relative outperformance was partially offset by a relative loss in the producer durables sector. Although all of the portfolio’s producer durables holdings contributed positively to performance, overall stock selection was disadvantageous because of the portfolio’s lack of exposure to strong-performing groups such as aerospace and diversified manufacturing operations. An underweight in the sector also detracted from relative results. Another area of relative weakness was the health care sector, where an underweight was unfavorable.

Dennis P. Lynch

Sam G. Chainani, CFA

David S. Cohen

Armistead B. Nash

Alexander T. Norton

Jason C. Yeung, CFA

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Transamerica Series Trust	Annual Report 2013

Transamerica Morgan Stanley Capital Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	48.25%	21.34%	8.58%	05/03/1999
Russell 1000® Growth Index(A)	33.48%	20.39%	7.83%
Service Class	47.89%	21.03%	8.30%	05/01/2003

NOTES

(A) The Russell 1000® Growth Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2013

Transamerica Morgan Stanley Capital Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio

Transamerica Morgan Stanley Capital Growth VP
Initial Class	$1,000.00	$1,324.60	$5.33	$1,020.89	$4.63	0.90%
Service Class	1,000.00	1,322.60	6.81	1,019.62	5.92	1.15

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

Transamerica Series Trust	Annual Report 2013

Transamerica Morgan Stanley Capital Growth VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	96.5%
Securities Lending Collateral	13.2
Repurchase Agreement	3.9
Preferred Stock	0.0
Other Assets and Liabilities - Net	(13.6)
Total	100.0%

Transamerica Series Trust	Annual Report 2013

Transamerica Morgan Stanley Capital Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
PREFERRED STOCK - 0.0%
Automobiles - 0.0%
Better Place - Series C, 0.00% (A) (B) (C) (D)	300,469	$ 0

Total Preferred Stock (cost $1,364,129)		0

COMMON STOCKS - 96.5%
Automobiles - 1.9%
Tesla Motors, Inc. (B) (E)	30,710	4,618,170
Capital Markets - 1.4%
BlackRock, Inc. - Class A	10,930	3,459,017
Chemicals - 2.4%
Monsanto Co.	50,438	5,878,549
Commercial Services & Supplies - 2.5%
Edenred	185,139	6,196,744
Communications Equipment - 3.0%
Motorola Solutions, Inc.	108,164	7,301,070
Computers & Peripherals - 2.9%
Apple, Inc.	12,743	7,150,225
Diversified Financial Services - 2.8%
McGraw-Hill Financial, Inc.	44,831	3,505,784
MSCI, Inc. - Class A (B)	77,667	3,395,601
Food Products - 3.5%
Green Mountain Coffee Roasters, Inc. - Series C (B) (E)	28,723	2,170,884
Mead Johnson Nutrition Co. - Class A	77,593	6,499,190
Health Care Equipment & Supplies - 2.5%
Intuitive Surgical, Inc. (B)	16,279	6,252,438
Health Care Technology - 0.6%
athenahealth, Inc. (B) (E)	10,724	1,442,378
Hotels, Restaurants & Leisure - 2.2%
Starbucks Corp.	69,599	5,455,866
Insurance - 4.4%
American International Group, Inc.	44,998	2,297,148
Arch Capital Group, Ltd. (B)	50,819	3,033,386
Progressive Corp.	195,757	5,338,293
Internet & Catalog Retail - 15.5%
Amazon.com, Inc. (B)	50,727	20,229,420
Groupon, Inc. - Class A (B) (E)	481,463	5,666,819
NetFlix, Inc. (B)	6,562	2,415,932
priceline.com, Inc. (B)	8,265	9,607,236
Internet Software & Services - 21.7%
Baidu, Inc. - ADR (B)	7,310	1,300,303
Facebook, Inc. - Class A (B)	359,510	19,650,816
Google, Inc. - Class A (B)	16,273	18,237,314
LinkedIn Corp. - Class A (B)	15,814	3,428,950
Qihoo 360 Technology Co., Ltd. - ADR (B)	14,174	1,162,977
Twitter, Inc. (B) (E)	105,055	6,686,751
Yandex NV - Class A (B)	59,436	2,564,663
IT Services - 7.3%
Mastercard, Inc. - Class A	11,187	9,346,291
Visa, Inc. - Class A	38,061	8,475,424

	Shares	Value
Life Sciences Tools & Services - 3.6%
Illumina, Inc. (B) (E)	80,326	$ 8,885,662
Media - 3.3%
Charter Communications, Inc. - Class A (B)	16,951	2,318,219
Liberty Media Corp. - Class A (B)	7,002	1,025,443
Naspers, Ltd. - Class N	35,842	3,744,822
Sirius XM Holdings, Inc. (B) (E)	265,604	926,958
Oil, Gas & Consumable Fuels - 0.9%
Range Resources Corp.	26,466	2,231,348
Pharmaceuticals - 3.0%
Valeant Pharmaceuticals International, Inc. (B)	62,584	7,347,362
Professional Services - 2.9%
Intertek Group PLC	66,621	3,472,906
Verisk Analytics, Inc. - Class A (B)	54,046	3,551,903
Semiconductors & Semiconductor Equipment - 1.9%
ARM Holdings PLC - ADR	48,013	2,628,232
First Solar, Inc. (B) (E)	36,781	2,009,714
Software - 4.0%
Salesforce.com, Inc. (B)	134,739	7,436,246
Workday, Inc. - Class A (B)	28,752	2,391,016
Textiles, Apparel & Luxury Goods - 2.3%
Christian Dior SA	29,527	5,579,195

Total Common Stocks (cost $145,264,712)		236,316,665

SECURITIES LENDING COLLATERAL - 13.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (F)	32,274,683	32,274,683

Total Securities Lending Collateral (cost $32,274,683)		32,274,683

	Principal	Value
REPURCHASE AGREEMENT - 3.9%
State Street Bank & Trust Co. 0.01% (F), dated 12/31/2013, to be repurchased at $9,450,540 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 07/25/2037, and with a value of $9,639,799.	$ 9,450,535	9,450,535

Total Repurchase Agreement (cost $9,450,535)		9,450,535

Total Investment Securities (cost $188,354,059) (G)		278,041,883
Other Assets and Liabilities - Net - (13.6)%		(33,213,059)

Net Assets - 100.0%		$ 244,828,824

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Morgan Stanley Capital Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

VALUATION SUMMARY: (H)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Preferred Stock
Automobiles	$—	$—	$0	$0
Common Stocks	217,322,998	18,993,667	—	236,316,665
Securities Lending Collateral	32,274,683	—	—	32,274,683
Repurchase Agreement	—	9,450,535	—	9,450,535
Total Investment Securities	$249,597,681	$28,444,202	$0	$278,041,883

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at December 31, 2012	Purchases	Sales	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) (I)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at December 31, 2013 (J)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2013 (I)
Preferred Stock	$90,141	$—	$—	$—	$—	$(90,141)	$—	$—	$0	$(90,141)

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate fair value of securities is $0, or less than 0.01% of the portfolio’s net assets.
(B)	Non-income producing security.
(C)	Illiquid. Total aggregate fair value of illiquid securities is $0, or less than 0.01% of the portfolio’s net assets.
(D)	Restricted security. At December 31, 2013, the portfolio owned the respective securities which were restricted as to public resale:

Investment Securities	Description	Acquisition Date	Cost	Value	Value as % of Net Assets
Preferred Stock	Better Place - Series C	11/11/2011	$1,364,129	$0	0.00%

(E)	All or a portion of this security is on loan. The value of all securities on loan is $31,445,163. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(F)	Rate shown reflects the yield at December 31, 2013.
(G)	Aggregate cost for federal income tax purposes is $188,535,013. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $90,873,752 and $1,366,882, respectively. Net unrealized appreciation for tax purposes is $89,506,870.
(H)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(I)	Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as Level 3 at year end.
(J)	Level 3 securities were not considered significant to the Portfolio.

DEFINITION:

ADR	American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Morgan Stanley Capital Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment securities, at value (cost: $178,903,524) (including securities loaned of $31,445,163)	$268,591,348
Repurchase agreement, at value (cost: $9,450,535)	9,450,535
Receivables:
Shares sold	39,780
Interest	3
Dividends	59,912
Securities lending income (net)	16,288
Prepaid expenses	3,737

Total assets	278,161,603

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	401,298
Investment securities purchased	386,590
Management and advisory fees	195,446
Distribution and service fees	7,497
Administration fees	5,172
Transfer agent fees	586
Trustees fees	99
Audit and tax fees	16,815
Custody fees	4,108
Legal fees	971
Printing and shareholder reports fees	39,071
Other	443
Collateral for securities on loan	32,274,683

Total liabilities	33,332,779

Net assets	$244,828,824

Net assets consist of:
Capital stock ($0.01 par value)	$162,044
Additional paid-in capital	149,598,570
Undistributed (accumulated) net realized gain (loss)	5,380,386
Net unrealized appreciation (depreciation) on:
Investment securities	89,687,824

Net assets	$244,828,824

Net assets by class:
Initial Class	$208,314,245
Service Class	36,514,579

Shares outstanding:
Initial Class	13,770,373
Service Class	2,434,051

Net asset value and offering price per share:
Initial Class	$15.13
Service Class	15.00

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $93,706)	$1,465,806
Interest income	1,776
Securities lending income (net)	182,750

Total investment income	1,650,332

Expenses:
Management and advisory	1,570,684
Distribution and service:
Service Class	58,680
Administration	49,084
Transfer agent	2,852
Trustees	5,661
Audit and tax	16,966
Custody	45,717
Legal	8,199
Printing and shareholder reports	28,878
Other	9,052

Total expenses	1,795,773

Portfolio expenses (waived/reimbursed) recaptured	29,927

Net expenses	1,825,700

Net investment income (loss)	(175,368)

Net realized gain (loss) on transactions from:
Investment securities	6,296,677
Foreign currency transactions	3,520

Net realized gain (loss)	6,300,197

Net change in unrealized appreciation (depreciation) on:
Investment securities	73,295,583

Net change in unrealized appreciation (depreciation)	73,295,583

Net realized and change in unrealized gain (loss)	79,595,780

Net increase (decrease) in net assets resulting from operations	$79,420,412

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Morgan Stanley Capital Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$(175,368)	$1,295,047
Net realized gain (loss)	6,300,197	134,835
Net change in unrealized appreciation (depreciation)	73,295,583	23,250,119
Net increase (decrease) in net assets resulting from operations	79,420,412	24,680,001

Distributions to shareholders:
Net investment income:
Initial Class	(1,174,118)	—
Service Class	(122,901)	—
Total distributions from net investment income	(1,297,019)	—
Net realized gains:
Initial Class	(769,618)	(29,339,982)
Service Class	(107,621)	(3,080,005)
Total distributions from net realized gains	(877,239)	(32,419,987)
Total distributions to shareholders	(2,174,258)	(32,419,987)

Capital share transactions:
Proceeds from shares sold:
Initial Class	11,367,098	7,995,611
Service Class	16,212,987	11,416,790
	27,580,085	19,412,401
Dividends and distributions reinvested:
Initial Class	1,943,736	29,339,982
Service Class	230,522	3,080,005
	2,174,258	32,419,987
Cost of shares redeemed:
Initial Class	(27,072,357)	(28,141,023)
Service Class	(7,652,428)	(7,671,965)
	(34,724,785)	(35,812,988)
Net increase (decrease) in net assets resulting from capital share transactions	(4,970,442)	16,019,400

Net increase (decrease) in net assets	72,275,712	8,279,414

Net assets:
Beginning of year	172,553,112	164,273,698
End of year	$244,828,824	$172,553,112
Undistributed (accumulated) net investment income (loss)	$—	$1,296,188

Share activity:
Shares issued:
Initial Class	881,023	671,976
Service Class	1,270,921	982,866
	2,151,944	1,654,842
Shares issued-reinvested from dividends and distributions:
Initial Class	155,126	2,984,739
Service Class	18,531	315,251
	173,657	3,299,990
Shares redeemed:
Initial Class	(2,227,206)	(2,444,958)
Service Class	(634,180)	(665,126)
	(2,861,386)	(3,110,084)
Net increase (decrease) in shares outstanding:
Initial Class	(1,191,057)	1,211,757
Service Class	655,272	632,991
	(535,785)	1,844,748

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Morgan Stanley Capital Growth VP

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each year	Initial Class
	December 31, 2013	December 31, 2012	December 31, 2011		December 31, 2010		December 31, 2009
Net asset value
Beginning of year	$10.32	$11.03	$11.71		$9.28		$7.43
Investment operations
Net investment income (loss)(A)	(0.01)	0.09	(0.01)		—	(B)	0.07
Net realized and unrealized gain (loss)	4.96	1.51	(0.67)		2.52		1.99
Total investment operations	4.95	1.60	(0.68)		2.52		2.06
Distributions
Net investment income	(0.08)	—	—		(0.09)		(0.21)
Net realized gains	(0.06)	(2.31)	—		—		—
Total distributions	(0.14)	(2.31)	—		(0.09)		(0.21)
Net asset value
End of year	$15.13	$10.32	$11.03		$11.71		$9.28
Total return(C)	48.25%	15.55%	(5.81)%		27.44%		27.91%
Net assets end of year (000’s)	$208,314	$154,340	$151,683		$179,705		$156,691
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.90%	0.90%	0.90%		0.90%		0.90%
Before (waiver/reimbursement) recapture	0.88%	0.91%	0.91%		0.91%		0.90%
Net investment income (loss) to average net assets	(0.05)%	0.75%	(0.05)%		—	%(D)	0.94%
Portfolio turnover rate	30%	51%	105	%(E)	44%		131%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Rounds to less than 0.01% or (0.01)%.
(E)	Increase in portfolio turnover rate was triggered by a change in the portfolio’s sub-adviser.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Morgan Stanley Capital Growth VP

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each year	Service Class
	December 31, 2013	December 31, 2012	December 31, 2011		December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$10.24	$10.99	$11.69		$9.27	$7.41
Investment operations
Net investment income (loss)(A)	(0.04)	0.06	(0.03)		(0.02)	0.05
Net realized and unrealized gain (loss)	4.92	1.50	(0.67)		2.51	1.98
Total investment operations	4.88	1.56	(0.70)		2.49	2.03
Distributions
Net investment income	(0.06)	—	—		(0.07)	(0.17)
Net realized gains	(0.06)	(2.31)	—		—	—
Total distributions	(0.12)	(2.31)	—		(0.07)	(0.17)
Net asset value
End of year	$15.00	$10.24	$10.99		$11.69	$9.27
Total return(B)	47.89%	15.20%	(5.99)%		27.09%	27.57%
Net assets end of year (000’s)	$36,515	$18,213	$12,591		$8,575	$5,301
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.15%	1.15%	1.15%		1.15%	1.15%
Before (waiver/reimbursement) recapture	1.13%	1.16%	1.16%		1.16%	1.15%
Net investment income (loss) to average net assets	(0.34)%	0.52%	(0.28)%		(0.26)%	0.66%
Portfolio turnover rate	30%	51%	105	%(C)	44%	131%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the portfolio’s sub-adviser.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Morgan Stanley Capital Growth VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other in the Statement of Operations.

Transamerica Series Trust	Annual Report 2013

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2013 are listed in the Schedule of Investments.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2013 of $8,515 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2013

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

For assets and liabilities for which significant unobservable inputs (Level 3), GAAP requires a reconciliation of the beginning to the ending balances for reported market values that presents changes attributed to the total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of the Portfolio’s Schedule of Investments.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2013

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $500 million	0.800%
Over $500 million	0.675%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.90%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, the amount recaptured by TAM was $29,927.

The following amounts are available for recapture by TAM as of December 31, 2013:

Amount Available	Year Reimbursed	Available Through
$10,926	2012	12/31/2014

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

Transamerica Series Trust	Annual Report 2013

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub adviser for the year ended December 31, 2013 was $135.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$56,213,540
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	68,602,531
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, and foreign currency transactions.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax

Transamerica Series Trust	Annual Report 2013

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$83
Undistributed (accumulated) net investment income (loss)	176,199
Undistributed (accumulated) net realized gain (loss)	(176,282)

At December 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2013.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$1,297,019
Long-Term Capital Gain	877,239

2012 Distributions paid from:
Ordinary Income	11,622,563
Long-Term Capital Gain	20,797,424

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$3,076,023
Undistributed Long-term Capital Gain	2,485,317
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	89,506,870
Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Morgan Stanley Capital Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Morgan Stanley Capital Growth VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Morgan Stanley Capital Growth VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica Morgan Stanley Capital Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $877,239 for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica Morgan Stanley Mid-Cap Growth VP

(unaudited)

MARKET ENVIRONMENT

U.S. stocks turned in a strong performance for the year ended December 31, 2013. As in 2012, the expectation that accommodative monetary policy by the U.S. Federal Reserve (“Fed”) would continue for some time helped drive the prices of risky assets, including stocks, higher in 2013. However, as the U.S. economy began to look stronger, the Fed started signaling its intention to reduce the pace of its asset purchase program known as quantitative easing (“QE”) if economic data warranted. Uncertainty as to the timing and magnitude of this tapering led to volatility across the capital markets. When the Fed unexpectedly left its QE program intact after its September meeting, stocks rallied strongly. The market’s advance paused in October, disrupted by a partial government shutdown and political gridlock over whether to raise the debt ceiling, but resumed in the final months of the period on expectations - and later confirmation by the Fed - that QE tapering would begin in 2014.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Morgan Stanley Mid-Cap Growth VP, Initial Class returned 39.14%. By comparison, its benchmark, the Russell Midcap® Growth Index, returned 35.74%.

STRATEGY REVIEW

The portfolio outperformed the Russell Midcap® Growth Index for the 12-month period. Stock selection in the technology sector provided nearly all of the gains relative to the Index. Six of the top ten contributors to the outperformance of the total portfolio were technology stocks: Yandex, LinkedIn, Groupon, Qihoo 360 Technology, Gartner, and Twitter. Yandex, Qihoo 360 Technology, and Twitter are not represented in the Index. To a lesser degree, stock selection in health care was favorable to relative results, led by a holding in Illumina. An underweight in the materials and processing sector was also modestly advantageous to relative performance.

Sectors that did not fare so well included producer durables, consumer discretionary, and consumer staples. Although most of the portfolio’s holdings in these sectors were additive to performance, relative performance was diminished by little to no exposure to some of these sectors’ stronger-performing groups — such as control and filter scientific instruments (producer durables), specialty retail (consumer discretionary), and drug and grocery store chains (consumer staples). An underweight to the consumer discretionary sector also detracted from performance.

Dennis P. Lynch

Sam G. Chainani, CFA

David S. Cohen

Armistead B. Nash

Alexander T. Norton

Jason C. Yeung, CFA

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Transamerica Series Trust	Annual Report 2013

Transamerica Morgan Stanley Mid-Cap Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	39.14%	24.94%	9.76%	03/01/1993
Russell Midcap® Growth Index(A)	35.74%	23.37%	9.77%
Service Class	38.83%	24.63%	9.49%	05/01/2003

NOTES

(A) The Russell Midcap® Growth Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on life of the class. You cannot invest directly in an index.

The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

The performance data presented represents past performance, future results, may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2013

Transamerica Morgan Stanley Mid-Cap Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio

Transamerica Morgan Stanley Mid-Cap Growth VP
Initial Class	$1,000.00	$1,210.90	$4.90	$1,021.05	$4.48	0.87%
Service Class	1,000.00	1,209.30	6.30	1,019.77	5.76	1.12

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	97.9%
Securities Lending Collateral	14.2
Repurchase Agreement	2.2
Preferred Stocks	0.1
Convertible Preferred Stocks	0.1
Other Assets and Liabilities - Net	(14.5)
Total	100.0%

Transamerica Series Trust	Annual Report 2013

Transamerica Morgan Stanley Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.1%
Automobiles - 0.0%
Better Place, 0.00% (A) (B) (C) (D)	1,032,464	$ 0
Internet Software & Services - 0.1%
Dropbox, Inc., 0.00% (A) (B) (C) (D)	41,951	576,407

Total Convertible Preferred Stocks (cost $2,960,777)		576,407

PREFERRED STOCKS - 0.1%
Automobiles - 0.0%
Better Place - Series C, 0.00% (A) (B) (C) (D)	434,671	0
Internet Software & Services - 0.0% (E)
Peixe Urbano, Inc., 0.00% (A) (B) (C) (D)	65,743	79,549
Software - 0.1%
Palantir Technologies, Inc. - Series G, 0.00% (A) (B) (C) (D)	423,610	1,486,871

Total Preferred Stocks (cost $5,433,971)		1,566,420

COMMON STOCKS - 97.9%
Aerospace & Defense - 0.5%
TransDigm Group, Inc.	29,705	4,783,099
Automobiles - 2.1%
Tesla Motors, Inc. (B) (F)	134,457	20,219,644
Beverages - 1.1%
Monster Beverage Corp. (B)	159,368	10,800,369
Biotechnology - 0.8%
Alnylam Pharmaceuticals, Inc. (B)	37,240	2,395,649
Ironwood Pharmaceuticals, Inc. - Class A (B) (F)	451,247	5,238,978
Commercial Services & Supplies - 3.9%
Edenred	847,656	28,371,695
Stericycle, Inc. (B)	76,914	8,935,100
Communications Equipment - 3.2%
Motorola Solutions, Inc.	459,183	30,994,852
Computers & Peripherals - 0.5%
Stratasys, Ltd. (B)	37,164	5,005,991
Construction Materials - 0.9%
Martin Marietta Materials, Inc. (F)	90,159	9,010,490
Diversified Financial Services - 2.6%
MSCI, Inc. - Class A (B)	566,778	24,779,534
Food Products - 5.9%
Green Mountain Coffee Roasters, Inc. - Series C (B) (F)	117,927	8,912,923
McCormick & Co., Inc.	282,385	19,461,974
Mead Johnson Nutrition Co. - Class A	338,098	28,319,088
Health Care Equipment & Supplies - 2.8%
Intuitive Surgical, Inc. (B)	68,777	26,415,870
Health Care Providers & Services - 0.8%
Qualicorp SA (B)	782,882	7,466,290
Health Care Technology - 3.0%
athenahealth, Inc. (B) (F)	214,621	28,866,525
Hotels, Restaurants & Leisure - 4.7%
Dunkin’ Brands Group, Inc.	480,094	23,140,531
Panera Bread Co. - Class A (B)	124,377	21,976,172
Insurance - 4.6%
Arch Capital Group, Ltd. (B)	351,496	20,980,796
Progressive Corp.	852,977	23,260,683
Internet & Catalog Retail - 4.2%
ASOS PLC (B)	49,351	5,004,703
Groupon, Inc. - Class A (B) (F)	2,048,484	24,110,657

	Shares	Value
Internet & Catalog Retail (continued)
TripAdvisor, Inc. (B) (F)	60,636	$ 5,022,480
zulily, Inc. - Class A (B)	138,571	5,740,996
Internet Software & Services - 15.1%
Akamai Technologies, Inc. (B)	508,859	24,007,967
Dropbox, Inc. (A) (B) (C) (D)	423,376	5,817,186
LinkedIn Corp. - Class A (B)	104,770	22,717,279
MercadoLibre, Inc. (F)	63,129	6,804,675
Qihoo 360 Technology Co., Ltd. - ADR (B)	197,473	16,202,660
SINA Corp. (B)	64,720	5,452,660
Twitter, Inc. (B) (F)	340,585	21,678,235
Yandex NV - Class A (B)	657,572	28,374,232
Youku Tudou, Inc. - ADR (B)	450,099	13,638,000
IT Services - 5.2%
FleetCor Technologies, Inc. (B)	193,625	22,687,041
Gartner, Inc. (B)	378,826	26,915,588
Life Sciences Tools & Services - 5.0%
Illumina, Inc. (B) (F)	430,641	47,637,507
Machinery - 2.2%
3D Systems Corp. (B) (F)	113,281	10,527,203
Colfax Corp. (B)	161,427	10,281,286
Media - 2.0%
Aimia, Inc. (F)	538,464	9,889,793
Charter Communications, Inc. - Class A (B)	70,222	9,603,561
Multiline Retail - 2.4%
Dollar Tree, Inc. (B)	398,468	22,481,565
Oil, Gas & Consumable Fuels - 1.0%
Range Resources Corp.	115,046	9,699,528
Pharmaceuticals - 2.5%
ENDO Health Solutions, Inc. (B)	356,628	24,058,125
Professional Services - 7.4%
IHS, Inc. - Class A (B)	196,769	23,553,249
Intertek Group PLC	448,523	23,381,192
Verisk Analytics, Inc. - Class A (B)	362,147	23,800,301
Semiconductors & Semiconductor Equipment - 0.8%
First Solar, Inc. (B)	147,874	8,079,835
Software - 8.1%
NetSuite, Inc. (B)	86,756	8,937,603
ServiceNow, Inc. (B)	178,072	9,973,813
Solera Holdings, Inc.	471,036	33,330,507
Splunk, Inc. (B)	146,671	10,071,898
Workday, Inc. - Class A (B)	118,041	9,816,290
Zynga, Inc. - Class A (B)	1,333,458	5,067,140
Specialty Retail - 1.3%
Sally Beauty Holdings, Inc. (B)	134,322	4,060,554
Ulta Salon Cosmetics & Fragrance, Inc. (B)	84,207	8,127,660
Textiles, Apparel & Luxury Goods - 3.3%
Carter’s, Inc.	311,503	22,362,800
Moncler SpA (B)	443,234	9,634,157

Total Common Stocks (cost $692,083,546)		937,886,179

SECURITIES LENDING COLLATERAL - 14.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (G)	135,998,050	135,998,050

Total Securities Lending Collateral (cost $135,998,050)		135,998,050

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Morgan Stanley Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

Principal	Value
REPURCHASE AGREEMENT - 2.2%

State Street Bank & Trust Co.
0.01% (G), dated 12/31/2013, to be repurchased at $20,827,206 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 01/25/2039, and with a value of $21,244,358.

$ 20,827,194	$ 20,827,194

Total Repurchase Agreement (cost $20,827,194)	20,827,194

Total Investment Securities (cost $857,303,538) (H)	1,096,854,250
Other Assets and Liabilities - Net - (14.5)%	(139,166,707)

Net Assets - 100.0%	$ 957,687,543

VALUATION SUMMARY: (I)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Convertible Preferred Stocks
Automobiles	$—	$—	$0	$0
Internet Software & Services	—	—	576,407	576,407
Preferred Stocks
Automobiles	—	—	0	0
Internet Software & Services	—	—	79,549	79,549
Software	—	—	1,486,871	1,486,871
Common Stocks
Aerospace & Defense	4,783,099	—	—	4,783,099
Automobiles	20,219,644	—	—	20,219,644
Beverages	10,800,369	—	—	10,800,369
Biotechnology	7,634,627	—	—	7,634,627
Commercial Services & Supplies	8,935,100	28,371,695	—	37,306,795
Communications Equipment	30,994,852	—	—	30,994,852
Computers & Peripherals	5,005,991	—	—	5,005,991
Construction Materials	9,010,490	—	—	9,010,490
Diversified Financial Services	24,779,534	—	—	24,779,534
Food Products	56,693,985	—	—	56,693,985
Health Care Equipment & Supplies	26,415,870	—	—	26,415,870
Health Care Providers & Services	7,466,290	—	—	7,466,290
Health Care Technology	28,866,525	—	—	28,866,525
Hotels, Restaurants & Leisure	45,116,703	—	—	45,116,703
Insurance	44,241,479	—	—	44,241,479
Internet & Catalog Retail	34,874,133	5,004,703	—	39,878,836
Internet Software & Services	138,875,708	—	5,817,186	144,692,894
IT Services	49,602,629	—	—	49,602,629
Life Sciences Tools & Services	47,637,507	—	—	47,637,507
Machinery	20,808,489	—	—	20,808,489
Media	19,493,354	—	—	19,493,354
Multiline Retail	22,481,565	—	—	22,481,565
Oil, Gas & Consumable Fuels	9,699,528	—	—	9,699,528
Pharmaceuticals	24,058,125	—	—	24,058,125
Professional Services	47,353,550	23,381,192	—	70,734,742
Semiconductors & Semiconductor Equipment	8,079,835	—	—	8,079,835
Software	77,197,251	—	—	77,197,251
Specialty Retail	12,188,214	—	—	12,188,214
Textiles, Apparel & Luxury Goods	22,362,800	9,634,157	—	31,996,957

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Morgan Stanley Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

VALUATION SUMMARY (continued): (I)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
Securities Lending Collateral	$135,998,050	$—	$—	$135,998,050
Repurchase Agreement	—	20,827,194	—	20,827,194
Total Investment Securities	$1,001,675,296	$87,218,941	$7,960,013	$1,096,854,250

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at December 31, 2012	Purchases	Sales (J)	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) (K)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at December 31, 2013 (L)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2013 (K)
Common Stocks	$3,831,172	$—	$—	$—	$—	$1,986,014	$—	$—	$5,817,186	$1,986,014
Convertible Preferred Stocks	689,358	—	—	—	—	(112,951)	—	—	576,407	(112,951)
Preferred Stocks	6,376,588	—	(1,208,702)	—	—	(3,601,466)	—	—	1,566,420	(173,164)
Total	$10,897,118	$—	$(1,208,702)	$—	$—	$(1,728,403)	$—	$—	$7,960,013	$1,699,899

Quantitative Information about Significant Unobservable Inputs (Level 3):

Investment Securities	Fair Value at December 31, 2013	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Impact to Valuation from an Increase in Input
Common Stocks	$ 5,817,186	Market Comparable Companies Discounted Cash Flow	Enterprise Value / Revenue Discount for Lack of Marketability Weighted Average Cost of Capital Perpetual Growth Rate	9.1x 15.0% 16.0% 2.5%	17.6x 15.0% 18.0% 3.5%	12.8x 15.0% 17.0% 3.0%	Increase Decrease Decrease Increase
Convertible Preferred Stocks	$ 576,407	Market Comparable Companies Discounted Cash Flow	Enterprise Value / Revenue Discount for Lack of Marketability Weighted Average Cost of Capital Perpetual Growth Rate	9.1x 15.0% 16.0% 2.5%	17.6x 15.0% 18.0% 3.5%	12.8x 15.0% 17.0% 3.0%	Increase Decrease Decrease Increase
Preferred Stocks	$ 1,566,420	Market Comparable Companies Merger & Acquisition Transaction Discounted Cash Flow	Enterprise Value / Revenue Discount for Lack of Marketability Sale / Merger Scenario Weighted Average Cost of Capital Perpetual Growth Rate	1.2x 15.0% $6.11 29.5% 5.0%	2.1x 15.0% $6.11 30.5% 6.0%	1.7x 15.0% $6.11 30.0% 5.5%	Increase Decrease Decrease Decrease Increase

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate fair value of securities is $7,960,013, or 0.83% of the portfolio’s net assets.
(B)	Non-income producing security.
(C)	Illiquid. Total aggregate fair value of illiquid securities is $7,960,013, or 0.83% of the portfolio’s net assets.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Morgan Stanley Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Restricted security. At December 31, 2013, the portfolio owned the respective securities which were restricted as to public resale:

Investment Securities	Description	Acquisition Date	Cost	Value	Value as % of Net Assets
Convertible Preferred Stocks	Better Place	01/25/2010	$2,581,158	$0	0.00%
Convertible Preferred Stocks	Dropbox, Inc.	05/25/2012	379,619	576,407	0.06
Preferred Stocks	Better Place - Series C	11/11/2011	1,973,406	0	0.00
Preferred Stocks	Peixe Urbano, Inc.	12/02/2011	2,164,319	79,549	0.01
Preferred Stocks	Palantir Technologies, Inc. - Series G	07/19/2012	1,296,246	1,486,871	0.15
Common Stocks	Dropbox, Inc.	05/01/2012	3,831,172	5,817,186	0.61

			$12,225,920	$7,960,013	0.83%

(E)	Percentage rounds to less than 0.1%.
(F)	All or a portion of this security is on loan. The value of all securities on loan is $132,706,167. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	Rate shown reflects the yield at December 31, 2013.
(H)	Aggregate cost for federal income tax purposes is $857,200,108. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $259,266,758 and $19,612,616, respectively. Net unrealized appreciation for tax purposes is $239,654,142.
(I)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(J)	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.
(K)	Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as Level 3 at year end.
(L)	Total aggregate fair value of Level 3 securities is 0.83% of the portfolio’s net assets. Quantitative information about significant unobservable inputs used in the fair value measurement are disclosed in the table above.

DEFINITION:

ADR	American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Morgan Stanley Mid-Cap Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment securities, at value (cost: $836,476,344) (including securities loaned of $132,706,167)	$1,076,027,056
Repurchase agreement, at value (cost: $20,827,194)	20,827,194
Foreign currency, at value (cost: $72,980)	73,248
Cash	85,445
Receivables:
Shares sold	56,022
Investment securities sold	997
Interest	6
Dividends	370,810
Securities lending income (net)	81,387
Prepaid expenses	13,806

Total assets	1,097,535,971

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	1,713,545
Investment securities purchased	1,204,304
Management and advisory fees	653,313
Distribution and service fees	25,195
Administration fees	20,416
Transfer agent fees	2,405
Trustees fees	356
Audit and tax fees	28,131
Custody fees	12,148
Legal fees	4,461
Printing and shareholder reports fees	186,033
Other	71
Collateral for securities on loan	135,998,050

Total liabilities	139,848,428

Net assets	$957,687,543

Net assets consist of:
Capital stock ($0.01 par value)	$253,053
Additional paid-in capital	658,222,247
Undistributed (accumulated) net investment income (loss)	153,868
Undistributed (accumulated) net realized gain (loss)	59,507,120
Net unrealized appreciation (depreciation) on:
Investment securities	239,550,712
Translation of assets and liabilities denominated in foreign currencies	543

Net assets	$957,687,543

Net assets by class:
Initial Class	$839,396,102
Service Class	118,291,441

Shares outstanding:
Initial Class	22,122,080
Service Class	3,183,241

Net asset value and offering price per share:
Initial Class	$37.94
Service Class	37.16

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $239,219)	$5,412,469
Interest income	6,789
Securities lending income (net)	1,427,127

Total investment income	6,846,385

Expenses:
Management and advisory	6,650,127
Distribution and service:
Service Class	247,464
Administration	207,816
Transfer agent	12,075
Trustees	24,118
Audit and tax	44,905
Custody	144,901
Legal	35,347
Printing and shareholder reports	117,351
Other	38,015

Total expenses	7,522,119

Net investment income (loss)	(675,734)

Net realized gain (loss) on transactions from:
Investment securities	60,721,605
Foreign currency transactions	(14,647)

Net realized gain (loss)	60,706,958

Net change in unrealized appreciation (depreciation) on:
Investment securities	214,644,176
Translation of assets and liabilities denominated in foreign currencies	849

Net change in unrealized appreciation (depreciation)	214,645,025

Net realized and change in unrealized gain (loss)	275,351,983

Net increase (decrease) in net assets resulting from operations	$274,676,249

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Morgan Stanley Mid-Cap Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$(675,734)	$6,734,921
Net realized gain (loss)	60,706,958	17,093,396
Net change in unrealized appreciation (depreciation)	214,645,025	40,003,141
Net increase (decrease) in net assets resulting from operations	274,676,249	63,831,458

Distributions to shareholders:
Net investment income:
Initial Class	(6,011,256)	—
Service Class	(597,695)	—
Total distributions from net investment income	(6,608,951)	—
Net realized gains:
Initial Class	(15,046,575)	(32,933,122)
Service Class	(2,056,892)	(4,560,302)
Total distributions from net realized gains	(17,103,467)	(37,493,424)
Total distributions to shareholders	(23,712,418)	(37,493,424)

Capital share transactions:
Proceeds from shares sold:
Initial Class	38,206,880	61,603,572
Service Class	30,599,192	24,881,730
	68,806,072	86,485,302
Dividends and distributions reinvested:
Initial Class	21,057,831	32,233,913
Service Class	2,654,587	4,560,302
	23,712,418	36,794,215
Cost of shares redeemed:
Initial Class	(84,687,553)	(122,158,551)
Service Class	(31,174,748)	(31,239,809)
	(115,862,301)	(153,398,360)
Net increase (decrease) in net assets resulting from capital share transactions	(23,343,811)	(30,118,843)

Net increase (decrease) in net assets	227,620,020	(3,780,809)

Net assets:
Beginning of year	730,067,523	733,848,332
End of year	$957,687,543	$730,067,523
Undistributed (accumulated) net investment income (loss)	$153,868	$6,761,480

Share activity:
Shares issued:
Initial Class	1,152,719	2,179,028
Service Class	939,924	869,758
	2,092,643	3,048,786
Shares issued-reinvested from dividends and distributions:
Initial Class	629,908	1,198,287
Service Class	81,007	172,804
	710,915	1,371,091
Shares redeemed:
Initial Class	(2,611,980)	(4,313,934)
Service Class	(978,824)	(1,112,047)
	(3,590,804)	(5,425,981)
Net increase (decrease) in shares outstanding:
Initial Class	(829,353)	(936,619)
Service Class	42,107	(69,485)
	(787,246)	(1,006,104)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Morgan Stanley Mid-Cap Growth VP

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each year	Initial Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$28.05	$27.13	$29.20	$21.82	$13.59
Investment operations
Net investment income (loss)(A)	(0.02)	0.26	0.01	0.09	0.03
Net realized and unrealized gain (loss)	10.87	2.14	(1.98)	7.32	8.20
Total investment operations	10.85	2.40	(1.97)	7.41	8.23
Distributions
Net investment income	(0.27)	—	(0.10)	(0.03)	—
Net realized gains	(0.69)	(1.48)	—	—	—
Total distributions	(0.96)	(1.48)	(0.10)	(0.03)	—
Net asset value
End of year	$37.94	$28.05	$27.13	$29.20	$21.82
Total return(B)	39.14%	9.08%	(6.77)%	33.90%	60.56%
Net assets end of year (000’s)	$839,396	$643,715	$648,157	$550,593	$437,513
Ratio and supplemental data
Expenses to average net assets	0.88%	0.90%	0.89%	0.90%	0.93%
Net investment income (loss) to average net assets	(0.05)%	0.92%	0.04%	0.37%	0.16%
Portfolio turnover rate	49%	31%	41%	43%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Service Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010		December 31, 2009
Net asset value
Beginning of year	$27.49	$26.69	$28.77	$21.52		$13.44
Investment operations
Net investment income (loss)(A)	(0.10)	0.19	(0.05)	0.04		(0.01)
Net realized and unrealized gain (loss)	10.66	2.09	(1.96)	7.21		8.09
Total investment operations	10.56	2.28	(2.01)	7.25		8.08
Distributions
Net investment income	(0.20)	—	(0.07)	—	(B)	—
Net realized gains	(0.69)	(1.48)	—	—		—
Total distributions	(0.89)	(1.48)	(0.07)	—	(B)	—
Net asset value
End of year	$37.16	$27.49	$26.69	$28.77		$21.52
Total return(C)	38.83%	8.78%	(7.01)%	33.58%		60.12%
Net assets end of year (000’s)	$118,292	$86,353	$85,691	$27,104		$10,729
Ratio and supplemental data
Expenses to average net assets	1.13%	1.15%	1.14%	1.15%		1.18%
Net investment income (loss) to average net assets	(0.30)%	0.66%	(0.19)%	0.19%		(0.60)%
Portfolio turnover rate	49%	31%	41%	43%		35%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Morgan Stanley Mid-Cap Growth VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2013 are listed in the Schedule of Investments.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Transamerica Series Trust	Annual Report 2013

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2013 of $39,783 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

Transamerica Series Trust	Annual Report 2013

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

For assets and liabilities for which significant unobservable inputs (Level 3), GAAP requires a reconciliation of the beginning to the ending balances for reported market values that presents changes attributed to the total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of the Portfolio’s Schedule of Investments.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

Transamerica Series Trust	Annual Report 2013

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2013:

	Market Value	% of Net Assets
Transamerica Asset Allocation-Growth VP	$13,250,725	1.38%
Transamerica Asset Allocation-Moderate Growth VP	75,203,101	7.86
Transamerica BlackRock Tactical Allocation VP	49,650,733	5.18
Total	$138,104,559	14.42%

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $1 billion	0.800%
Over $1 billion	0.775%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
1.00%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2013

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub adviser for the year ended December 31, 2013 was $5,252.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$387,840,185
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	440,023,254
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and foreign currency transactions.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(523)
Undistributed (accumulated) net investment income (loss)	677,073
Undistributed (accumulated) net realized gain (loss)	(676,550)

Transamerica Series Trust	Annual Report 2013

Transamerica Morgan Stanley Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

At December 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2013.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$6,608,951
Long-Term Capital Gain	17,103,467

2012 Distributions paid from:
Ordinary Income	—
Long-Term Capital Gain	37,493,424

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$18,462,253
Undistributed Long-term Capital Gain	41,096,302
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	239,653,688
Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Morgan Stanley Mid-Cap Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Morgan Stanley Mid-Cap Growth VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Morgan Stanley Mid-Cap Growth VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica Morgan Stanley Mid-Cap Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $17,103,467 for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Managed Balanced VP

(unaudited)

MARKET ENVIRONMENT

BlackRock Financial Management, Inc.

The year 2013 ended as it began, with the theme of uncertainty driven by global policy agendas. While 2012 ended with contention around a debt ceiling debate, potentially causing default in the world’s largest economy, much of 2013 was dominated by uncertainty around the U.S. Federal Reserve (“Fed”) policy and its impact around the globe and across asset classes. Despite this uncertainty, both 2012 and 2013 delivered outsized equity returns, bolstering a string of positive domestic equity yearly returns that now stretches into its fifth year in total return terms.

U.S. investors will remember 2013 as a year dominated by Fed policy. It was late 2012 when markets believed the Fed may start to reign in its monthly quantitative easing bond buying program, or “QE,” only to have these expectations sidelined in light of the debt ceiling debate and weakening global data that hinted at an economic slowdown, rather than an acceleration that would justify tapering. With a last minute budget agreement, imminent U.S. default was avoided and despite a less than favorable economic environment, global developed equities, led by the U.S., rallied strongly in the first quarter of 2013 and throughout much of the year, with U.S. large caps returning 32.39% for the year while small caps came in even stronger at 38.82%.

Meanwhile, Europe, Japan, and the broader Europe, Australasia, Far East (“EAFE”) universe were also benefitting from easy central bank policy. Europe, recovering from the worst economic slowdown in decades driven by debt, banking and competitiveness crises in the peripheral countries, experienced its own bumps and bruises during the year. While not out of the woods, outside of a mid-year threat from Cyprus, Europe ultimately has ended the year on sounder footing and is forecast to contribute positively to global gross domestic product (“GDP”) growth in 2014 and is attracting favorable investor attention given relatively attractive valuations and ongoing easy monetary policy.

Japan’s 2013 revival may be the most dramatic. Continuing reforms started in 2012 aimed at revitalizing the country’s faltering and deflationary domestic economy found traction in 2013. Bank of Japan President Kuroda and Japan’s Prime Minister Abe’s three pronged approach of monetary, fiscal and structural reform took hold, sending the domestic equity markets up over 50% in local terms and subsequently weakening the yen and forcing investors out of bonds and into risk assets, while the broader EAFE index ended the year up a very respectable 23.29%.

Emerging market equities, on the other hand, viewed by economists as a potential bright spot in 2013 after closing out 2012 on a positive trajectory driven by improving economic data and investor sentiment sold off on inflation concerns, fiscal imbalances, and fear of the effect of tighter global monetary policy. It would be until the third quarter before emerging equities posted another positive quarterly return, with the MSCI Emerging Markets Index returning (2.60)% for the year.

The impact of Fed policy and uncertainty were not confined to the equity markets, as fixed income markets around the globe kept investors on edge throughout the year. In the U.S., the push and pull around tapering expectations was the key driver of fixed income returns. Lackluster economic data along with slow job growth and benign inflation kept tapering expectations off the table for much of the year and drove 10-year interest rates as low as 1.66% in May. Rate volatility increased in early September when the Fed began to speculate that data had improved enough to begin tapering before the end of the year. Ultimately, data improved enough to compel the Fed to begin tapering in December, reducing their purchase program by $10 billion per month.

Extended forward guidance and a commitment to keep the U.S. federal funds rate at record lows into 2015 helped rates remain relatively orderly despite the taper announcement, with the 10-year U.S. Treasury ending the year at 3.04%. Credit markets, including high yield and loans, outperformed core assets as the search for yield led to tightening credit spreads during the year. Corporations took advantage of the strong demand, issuing record amounts of high yield and loan. Similar to their equity counterparts, emerging market bonds underperformed during the year.

Despite the persistent uncertainty throughout 2013, looking back, markets remained relatively orderly - with the exception of some pockets of stress—and volatility remained generally subdued. Realized volatilities on nearly all major asset classes were below long-term trends, while sharpe ratios (i.e., risk-adjusted returns) for many equity sectors were the highest they’ve been in decades. In other words, despite headwinds, investors seemed to follow the age-old adage “Don’t fight the Fed.” Loose monetary policy and the low but increasing rate environment outweighed the potential headwinds, forcing investors into risk assets and out of core fixed income.

J.P. Morgan Investment Management Inc.

The S&P 500® finished 2013 with an increase of 32.39%, posting its best performance in over a decade. In 2013, investors were bracing themselves for the “worst-case scenario” with every potential crisis. Headlines were dominated by uncertainty over the

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Managed Balanced VP

(unaudited)

MARKET ENVIRONMENT (continued)

economic impact of the U.S. fiscal cliff, a fragile Italian government, a potential U.S. military attack on Syria, and a U.S. government shutdown. These and other potential headwinds were favorably resolved. Given the reduced uncertainty, U.S. equity markets rallied throughout the year with only June and August posting negative returns.

During 2013’s first few months, investors were skeptical about the prospects for global growth. U.S. economic data pointed towards moderation as the March employment report and several of the regional manufacturing surveys for April were below expectations. Headlines from overseas also signaled weakening economic activity. Chinese first-quarter GDP grew 7.7% year over year, down from the 7.9% year-over-year advance for the fourth quarter of 2012. In Europe, manufacturing Purchasing Managers Indexes (“PMIs”) remained stuck in contraction.

Chatter about when the Fed would taper the pace of its bond-buying program intensified in May. U.S. Fed Chairman Ben Bernanke, in his address to the Joint Economic Committee of Congress stated that asset purchases could be reduced over the next few meetings if data indicated it would be prudent to do so. The S&P 500® saw its largest correction of the year, from May 21 to June 24, as the index declined 5.8%. The fixed income markets were even more volatile as the yield on the U.S. 10-year Treasury rose from 1.93% to 2.54%. The back up in bond yields brought about an intense intra-market rotation as “bond-proxy” equities, such as utilities, telecommunication services and real estate investment trusts sold off significantly while economically sensitive sectors rallied. The cyclical leadership continued throughout the year.

While markets got off to a volatile start for the year’s final quarter, they rallied into year-end. In December, the Fed announced that it would reduce the pace of asset purchases from $85 billion per month to $75 billion per month, starting in January. Data releases were also supportive of markets giving strong signals that the U.S. and global economy was accelerating going into 2014. The final estimate of third-quarter U.S. GDP increased at an annual rate of 4.1%, the largest quarterly growth rate since the fourth quarter of 2011. Overseas, manufacturing PMI surveys for the Eurozone, U.K. and Japan were in expansion territory for several consecutive months.

The S&P 500® finished 2013 at an all-time record high of 1,848.36. Small-cap stocks, measured by the Russell 2000® Index, gained 38.82%, outperforming the 32.39% advance for the S&P 500®. Growth outperformed value across the large-, mid- and small-cap categories. Small-cap growth as measured by the Russell 2000® Growth Index was the top-performing equity style in 2013, returning 43.30%.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Multi-Managed Balanced VP, Initial Class returned 18.09%. By comparison, its primary and secondary benchmarks, The S&P 500® and the Barclays U.S. Aggregate Bond Index, returned 32.39% and (2.02)%, respectively.

STRAEGY REVIEW

BlackRock Financial Management, Inc.

For the 12-month period ended December 31, 2013, the portfolio outperformed the Barclays U.S. Aggregate Bond Index. Throughout the 12-month period, the portfolio was overweight relative to the Barclays U.S. Aggregate Bond Index in non-government spread sectors and underweight in U.S. government-related sectors. The portfolio benefited from exposure to high quality securitized sectors such as commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”). The shrinking universe of high quality product combined with investor demand for yield was supportive of the continued strong performance in these sectors. The portfolio’s positions in non-agency mortgage-backed securities (“MBS”) also contributed positively towards performance, particularly in light of the recovering U.S. housing market. The portfolio also benefited from its exposure to corporate credit and non-U.S. dollar-denominated securities, particularly euro-denominated sovereign and credit securities. The portfolio’s allocations to U.S. Treasury securities, U.S. agency debentures and U.S. agency MBS detracted from performance.

We actively managed duration (sensitivity to interest rate movements) throughout the 12-month period, relative to the benchmark index, the portfolio maintained a short-to-neutral duration bias for most of the year. The overall impact of duration and curve positioning on performance for the 12-month period was neutral. We tactically managed corporate credits, taking advantage of opportunities in the industrials and high yield sectors. We added to positions in CMBS and ABS, while maintaining liquidity in the portfolio through core allocations to agency MBS and U.S. Treasuries.

At period end, the portfolio was generally underweight relative to the Barclays U.S. Aggregate Bond Index in government-owned/government-related sectors in favor of non-government spread sectors. Within spread sectors, the portfolio was most significantly

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Managed Balanced VP

(unaudited)

STRAEGY REVIEW (continued)

overweight in CMBS and ABS. Within the government sectors, the portfolio was underweight U.S. Treasuries and agency debentures and held a neutral weighting in agency MBS. The portfolio also held an out-of-index allocation to non-agency residential MBS and high yield corporate credit. The portfolio ended the period with a neutral duration relative to the Barclays U.S. Aggregate Bond Index.

The portfolio held derivatives during the period as a part of the investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the portfolio. Derivatives had a positive impact on performance.

J.P. Morgan Investment Management Inc.

Stock selection in the pharmaceutical/medical technology, basic materials and retail sectors contributed to performance, while stock selection in the hardware and semiconductors, health services and systems and media sectors detracted.

Among individual stocks, biotechnology company Celgene Corp. remains one of our top long-term positions and continues to contribute to performance as its pipeline of cancer treatment drugs enjoy success in nearly all of their clinical readouts. Additionally, Celgene Corp.’s existing cancer treatment drugs, Abraxane and Revlimid, continue to be first-line therapies for breast cancer and multiple - myeloma, respectively. Within pharmaceutical/medical technology, an overweight position in Biogen IDEC, Inc. added value for the year. The company received market exclusivity for multiple sclerosis drug Tecfidera in November, paving the way for its launch in markets that could account for a large proportion of future sales. As we await more clarity on the firm’s hemophilia business, we believe there is a lot of upside potential largely due to strong pipeline/launches expected in 2014. Within the retail sector, shares of global apparel company V.F. Corp. helped results during the fourth quarter as it reported a third-quarter earnings beat. The company continued to rally into the latter part of the year on strong growth across most of its brands, including Timberland post-merger, as expectations of a colder-than-normal winter came to fruition.

Within the pharmaceutical/medical technology sector, an underweight position in Gilead Sciences, Inc. hurt performance. Shares rose after strong drug results, including Gilead Science, Inc.’s phase III trial for its hepatitis C pill. However, we remain negative on the name due to its weak long-term pipeline and looming patent cliff. In industrial cyclicals, an underweight in Boeing weighed on returns. Boeing had an eventful year, announcing several leadership changes and two new aircraft launches, and demonstrated strong operational performance. Within semiconductors, an overweight in Broadcom Corp. (not held at period end) detracted from performance in the fourth quarter. The company was hurt by its wireless business, which has underperformed due to design losses in connectivity and no clear progress in developing an LTE modem. We maintain a modestly positive view of Broadcom Corp.’s broadband and networking businesses (70% of operating income), and believe that the wireless weakness is fully discounted in the current valuation.

Futures are used to hedge cash positions which are less than 5% of the portfolio’s market value. The positions had a negligible impact on performance over the period.

Bob Miller

Rick Rieder

Co-Portfolio Managers

BlackRock Financial Management, Inc.

Terance Chen, CFA

Tim Snyder, CFA

Raffaele Zingone, CFA

Scott Blasdell, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Managed Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	18.09%	16.74%	8.11%	05/01/2002
S&P 500®(A)	32.39%	17.94%	7.41%
Barclays U.S. Aggregate Bond Index(A)	(2.02)%	4.44%	4.55%
Service Class	17.75%	16.46%	7.85%	05/01/2003

NOTES

(A) The S&P 500® and Barclays U.S. Aggregate Bond Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ. The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Managed Balanced VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)
Transamerica Multi-Managed Balanced VP
Initial Class	$1,000.00	$1,101.60	$4.23	$1,021.45	$4.07	0.79%
Service Class	1,000.00	1,100.10	5.56	1,020.18	5.35	1.04

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	61.2%
U.S. Government Agency Obligations	13.5
Corporate Debt Securities	9.4
Asset-Backed Securities	6.4
Mortgage-Backed Securities	5.2
U.S. Government Obligations	4.8
Securities Lending Collateral	4.0
Short-Term Investment Company	3.0
Repurchase Agreement	0.6
Foreign Government Obligations	0.3
Preferred Stock	0.1
Short-Term U.S. Government Obligation	0.1
Purchased Option	0.0	(A)
Other Assets and Liabilities - Net(B)	(8.6)
Total	100.0%

(A)	Percentage rounds to less than 0.1%

(B)	The Other Assets and Liabilities - Net category may include, but is not limited to, Reverse Repurchase Agreements, Forward Foreign Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, TBA Short Commitments, and Cash Collateral.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 4.8%
U.S. Treasury Bond
2.75%, 08/15/2042 - 11/15/2042	$ 565,000	$ 447,632
3.75%, 11/15/2043	7,255,000	7,012,407
U.S. Treasury Inflation Indexed Bond
0.75%, 02/15/2042	656,374	527,663
U.S. Treasury Inflation Indexed Note
0.13%, 01/15/2023	526,183	496,955
0.38%, 07/15/2023	2,870,410	2,768,376
U.S. Treasury Note
0.25%, 11/30/2015 (A)	1,195,000	1,192,620
0.63%, 12/15/2016 (A)	4,105,000	4,088,325
1.00%, 11/30/2019 (A) (B)	2,860,000	2,687,282
1.25%, 11/30/2018 (A)	176,500	172,722
1.50%, 12/31/2018	1,960,000	1,937,950
1.63%, 11/15/2022	130,100	117,435
2.00%, 11/30/2020	2,405,000	2,341,118
2.75%, 11/15/2023 (A)	4,220,000	4,128,346

Total U.S. Government Obligations (cost $28,753,475)		27,918,831

U.S. GOVERNMENT AGENCY OBLIGATIONS - 13.5%
Fannie Mae
2.08%, 02/01/2043 (C)	609,753	622,310
2.50%, 09/01/2027	3,171,982	3,142,926
3.00%, 01/01/2043 - 06/01/2043	5,799,026	5,512,668
3.33%, 10/25/2023 (C)	245,000	239,367
3.36%, 06/01/2041 (C)	158,366	165,929
3.50%, 09/01/2041 (C)	176,697	185,648
3.50%, 07/01/2028 - 08/01/2043	3,198,579	3,192,257
4.00%, 02/01/2025 - 01/01/2044	5,151,404	5,339,930
4.50%, 02/01/2025 - 12/01/2043	4,822,792	5,122,392
5.00%, 05/01/2018 - 08/01/2041	2,668,845	2,902,587
5.50%, 04/01/2037 - 04/01/2041	742,293	817,431
6.00%, 08/01/2036 - 06/01/2041	2,105,593	2,333,788
6.50%, 05/01/2040	691,231	767,934
Fannie Mae, IO
2.40%, 01/25/2022 (C)	751,467	96,297
Fannie Mae, TBA
3.00%	3,100,000	3,078,121
3.50%	1,000,000	1,045,742
4.00%	1,900,000	1,955,813
4.50%	800,000	849,672
5.50%	600,000	659,977
Freddie Mac
2.64%, 01/25/2023	680,000	638,609
3.00%, 03/01/2043 - 08/01/2043	2,315,826	2,196,700
3.06%, 07/25/2023 (C)	365,000	351,527
3.30%, 04/25/2023 (C)	495,000	487,428
3.46%, 08/25/2023 (C)	225,000	223,589
3.50%, 04/01/2042 - 04/01/2043	1,165,364	1,158,491
4.50%, 09/01/2043 - 11/01/2043	593,475	629,575
5.00%, 04/01/2018 - 02/01/2024	305,756	325,252
5.50%, 09/01/2018 - 06/01/2041	959,937	1,041,640
6.00%, 12/01/2037	243,999	272,829
Freddie Mac, IO
1.39%, 11/25/2019 (C)	8,075,265	532,370
1.51%, 06/25/2022 (C)	2,356,753	231,332
1.56%, 12/25/2018 (C)	1,103,949	72,748
1.78%, 05/25/2019 (C)	914,106	73,567

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Freddie Mac, TBA
2.50%	$ 1,100,000	$ 1,089,816
3.00%	600,000	611,109
3.50%	4,840,000	4,802,187
4.00%	2,400,000	2,457,187
4.50%	1,400,000	1,476,508
5.00%	1,700,000	1,833,344
5.50%	100,000	109,156
FREMF Mortgage Trust
Series 2012-K23, Class B
3.66%, 10/25/2045 - 144A (C)	160,000	146,841
Series 2012-K706, Class C
4.02%, 11/25/2044 - 144A (C)	35,300	34,134
Series 2012-K711, Class B
3.56%, 08/25/2045 - 144A (C)	205,000	199,390
Series 2013-K713, Class B
3.17%, 04/25/2046 - 144A (C)	35,000	32,727
Ginnie Mae
3.50%, 12/15/2042 - 07/15/2043	789,318	798,215
4.00%, 09/15/2042 - 11/20/2043	4,989,413	5,200,138
4.50%, 05/20/2041 - 02/15/2042	3,522,978	3,782,119
5.00%, 12/15/2038 - 12/15/2040	543,404	590,998
Ginnie Mae, IO
1.02%, 02/16/2053 (C)	1,277,802	93,847
Ginnie Mae, TBA
3.00%	2,100,000	2,028,961
3.50%	3,200,000	3,228,125
4.00%	100,000	103,910
4.50%	1,000,000	1,066,953
5.00%	1,600,000	1,734,188
5.50%	700,000	768,797

Total U.S. Government Agency Obligations (cost $79,188,860)		78,455,096

FOREIGN GOVERNMENT OBLIGATIONS - 0.3%
Brazilian Government International Bond
7.13%, 01/20/2037	100,000	114,500
Italy Buoni Poliennali Del Tesoro
2.55%, 10/22/2016 - Reg S	EUR 393,649	554,404
Mexico Government International Bond
4.00%, 10/02/2023	$ 430,000	425,700
Spain Government Bond
4.40%, 10/31/2023 - Reg S	EUR 430,000	602,258

Total Foreign Government Obligations (cost $1,702,534)		1,696,862

MORTGAGE-BACKED SECURITIES - 5.2%
American General Mortgage Loan Trust
Series 2009-1, Class A6
5.75%, 09/25/2048 - 144A (C)	$ 181,984	181,757
Banc of America Commercial Mortgage Trust
Series 2007-1, Class AMFX
5.48%, 01/15/2049 (C)	30,000	31,323
Series 2007-3, Class A1A
5.65%, 06/10/2049 (C)	524,792	571,462
Series 2007-3, Class AM
5.65%, 06/10/2049 (C)	215,000	236,673

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Banc of America Re-REMIC Trust
Series 2010-UB4, Class A4A
5.01%, 12/20/2041 - 144A (C)	$ 292,420	$ 298,085
Series 2012-CLRN, Class A
1.32%, 08/15/2029 - 144A (C)	154,000	154,099
BB-UBS Trust, IO
Series 2012-SHOW, Class XA
0.60%, 11/05/2036 - 144A (C)	3,935,000	220,309
BCAP LLC Trust
Series 2009-RR10, Class 2A1
2.79%, 08/26/2035 - 144A (C)	329,642	327,226
Series 2009-RR13, Class 13A3
5.25%, 03/26/2037 - 144A (C)	103,527	103,989
Series 2009-RR14, Class 1A1
6.00%, 05/26/2037 - 144A (C)	375,141	393,135
Series 2009-RR6, Class 2A1
2.70%, 08/26/2035 - 144A (C)	257,872	239,858
Series 2010-RR1, Class 12A1
5.25%, 08/26/2036 - 144A (C)	409,073	425,373
Series 2010-RR6, Class 1A5
5.00%, 08/26/2022 - 144A (C)	73,099	74,585
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW14, Class A1A
5.19%, 12/11/2038	440,045	480,997
Series 2007-PW15, Class A1A
5.32%, 02/11/2044	325,449	356,391
Series 2007-PW17, Class A1A
5.65%, 06/11/2050 (C)	570,349	630,980
CD Mortgage Trust
Series 2007-CD5, Class AMA
6.12%, 11/15/2044 (C)	40,000	44,559
Citigroup Commercial Mortgage Trust, IO
Series 2013-GC15, Class XA
1.31%, 09/10/2046 (C)	1,899,871	141,109
COMM Mortgage Trust
Series 2010-RR1, Class GEB
5.54%, 12/11/2049 - 144A (C)	120,000	129,420
Commercial Mortgage Pass-Through Certificates
Series 2006-C8, Class AM
5.35%, 12/10/2046	235,000	256,708
Series 2012-LTRT, Class A2
3.40%, 10/05/2030 - 144A	490,000	453,548
Series 2013-CR10, Class B
4.80%, 08/10/2046 - 144A (C)	130,000	131,405
Series 2013-CR11, Class AM
4.72%, 10/10/2046 (C)	90,000	93,327
Series 2013-FL3, Class A
1.68%, 10/13/2028 - 144A (C)	415,000	416,413
Series 2013-GAM, Class A2
3.37%, 02/10/2028 - 144A	270,000	256,673
Commercial Mortgage Pass-Through Certificates, IO
Series 2012-CR1, Class XA
2.23%, 05/15/2045 (C)	1,369,464	163,854
Series 2013-CR10, Class XA
1.06%, 08/10/2046 (C)	7,580,605	449,871

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates, IO (continued)
Series 2013-CR6, Class XA
1.56%, 03/10/2046 (C)	$ 3,063,591	$ 235,703
Series 2013-CR7, Class XA
1.61%, 03/10/2046 (C)	2,191,021	195,516
Series 2013-LC6, Class XA
1.80%, 01/10/2046 (C)	3,359,092	322,201
Commercial Mortgage Trust
Series 2007-GG11, Class A4
5.74%, 12/10/2049	100,000	111,676
Credit Suisse Commercial Mortgage Trust
Series 2007-C4, Class A3
5.76%, 09/15/2039 (C)	865,000	872,235
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-C3, Class AJ
4.77%, 07/15/2037	50,000	51,520
Credit Suisse Mortgage Capital Certificates
Series 2007-TF2A, Class A3
0.44%, 04/15/2022 - 144A (C)	385,000	369,858
Series 2009-16R, Class 11A1
7.00%, 08/26/2036 - 144A	69,559	70,367
Series 2010-15R, Class 2A1
3.50%, 05/26/2036 - 144A (C)	229,529	238,463
Series 2010-18R, Class 3A1
4.00%, 03/26/2037 - 144A	130,046	130,004
Series 2010-RR1, Class 2A
5.70%, 09/15/2040 - 144A (C)	635,000	693,197
DBRR Trust
Series 2011-C32, Class A3A
5.73%, 06/17/2049 - 144A (C)	150,000	163,493
Series 2012-EZ1, Class A
0.95%, 09/25/2045 - 144A	415,291	415,311
Series 2013-EZ3, Class A
1.64%, 12/18/2049 - 144A (C)	244,763	245,145
Deutsche ALT-A Securities, Inc., Alternate Loan Trust
Series 2007-RMP1, Class A2
0.32%, 12/25/2036 (C)	271,708	213,705
Extended Stay America Trust
Series 2013-ESH7, Class A27
2.96%, 12/05/2031 - 144A	215,000	208,635
Greenwich Capital Commercial Funding Corp.
Series 2007-GG11, Class AM
5.87%, 12/10/2049 (C)	150,000	164,359
GS Mortgage Securities Corp. II
Series 2012-SHOP, Class A
2.93%, 06/05/2031 - 144A	500,000	499,509
Series 2013-KING, Class E
3.44%, 12/10/2027 - 144A (C)	440,000	382,868
GS Mortgage Securities Corp. II, IO
Series 2013-GC10, Class XA
1.77%, 02/10/2046 (C)	3,179,435	339,615
Series 2013-KYO, Class XB1
3.25%, 11/08/2029 - 144A (C)	2,900,000	133,725

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust
Series 2006-GG8, Class AJ
5.62%, 11/10/2039	$ 180,000	$ 176,289
Series 2006-GG8, Class AM
5.59%, 11/10/2039	80,000	87,687
Series 2007-GG10, Class A1A
5.80%, 08/10/2045 (C)	360,482	395,738
Hilton USA Trust, IO
Series 2013-HLT, Class X1FX
1.67%, 11/05/2030 - 144A (C)	20,000,000	333,280
Jefferies Re-REMIC Trust
Series 2009-R2, Class 2A
2.67%, 12/26/2037 - 144A (C)	229,150	229,849
Series 2009-R7, Class 10A3
6.00%, 12/26/2036 - 144A	161,355	170,753
Series 2009-R7, Class 12A1
2.62%, 08/26/2036 - 144A (C)	144,432	142,377
Series 2009-R7, Class 1A1
2.36%, 02/26/2036 - 144A (C)	407,728	403,528
Series 2009-R7, Class 4A1
2.62%, 09/26/2034 - 144A (C)	281,480	275,128
Series 2009-R9, Class 1A1
2.40%, 08/26/2046 - 144A (C)	228,050	230,394
Series 2010-R3, Class 1A1
2.97%, 03/21/2036 - 144A (C)	179,489	183,154
Series 2010-R6, Class 1A1
4.00%, 09/26/2037 - 144A	11,294	11,294
JPMBB Commercial Mortgage Securities Trust, IO
Series 2013-C14, Class XA
1.04%, 08/15/2046 (C)	4,283,900	217,275
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2004-CB8, Class A1A
4.16%, 01/12/2039 - 144A	270,551	271,338
Series 2006-CB14, Class AM
5.45%, 12/12/2044 (C)	70,000	75,163
Series 2006-LDP9, Class AM
5.37%, 05/15/2047	65,000	68,672
Series 2007-CB20, Class AM
5.87%, 02/12/2051 (C)	460,000	520,472
Series 2008-C2, Class ASB
6.13%, 02/12/2051 (C)	394,711	422,941
Series 2010-C1, Class B
5.95%, 06/15/2043 - 144A	420,000	478,865
Series 2013-C10, Class C
4.16%, 12/15/2047 (C)	110,000	103,801
Series 2013-LC11, Class C
3.96%, 04/15/2046 (C)	120,000	110,165
JPMorgan Chase Commercial Mortgage Securities Corp., IO
Series 2012-CBX, Class XA
2.01%, 06/15/2045 (C)	1,112,844	109,392
Series 2012-LC9, Class XA
1.95%, 12/15/2047 (C)	3,044,612	318,150
Series 2013-LC11, Class XA
1.59%, 04/15/2046 (C)	1,434,756	136,942

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2007-CB18, Class A1A
5.43%, 06/12/2047 (C)	$ 662,061	$ 725,888
Series 2007-LD12, Class A1A
5.85%, 02/15/2051 (C)	611,317	686,152
Series 2007-LDPX, Class A1A
5.44%, 01/15/2049	494,122	544,520
JPMorgan Re-REMIC Trust
Series 2009-7, Class 8A1
4.43%, 01/27/2047 - 144A (C)	119,239	120,491
Series 2010-4, Class 7A1
1.87%, 08/26/2035 - 144A (C)	229,902	229,522
LB-UBS Commercial Mortgage Trust
Series 2004-C8, Class C
4.93%, 12/15/2039 (C)	685,000	699,191
Series 2005-C2, Class AJ
5.21%, 04/15/2030 (C)	165,000	170,825
Series 2007-C7, Class A3
5.87%, 09/15/2045 (C)	159,239	176,605
Series 2007-C7, Class AM
6.16%, 09/15/2045 (C)	145,000	165,734
Merrill Lynch / Countrywide Commercial Mortgage Trust
Series 2007-9, Class A4
5.70%, 09/12/2049	780,000	866,660
Merrill Lynch Mortgage Trust
Series 2005-CKI1, Class AJ
5.28%, 11/12/2037 (C)	400,000	420,681
Series 2007-C1, Class A1A
5.86%, 06/12/2050 (C)	187,805	201,022
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C13, Class C
4.90%, 11/15/2046 (C)	300,000	293,132
Morgan Stanley Bank of America Merrill Lynch Trust, IO
Series 2013-C13, Class XA
1.26%, 11/15/2046 (C)	2,570,000	205,577
Series 2013-C7, Class XA
1.75%, 02/15/2046 (C)	1,440,327	141,381
Morgan Stanley Capital I Trust
Series 2007-HQ12, Class A2FX
5.60%, 04/12/2049 (C)	220,577	223,437
Series 2007-HQ12, Class AM
5.60%, 04/12/2049 (C)	570,000	621,981
Series 2007-IQ13, Class A1A
5.31%, 03/15/2044	638,507	699,456
Series 2007-IQ13, Class AM
5.41%, 03/15/2044	140,000	152,179
Series 2007-IQ14, Class A1A
5.67%, 04/15/2049 (C)	245,887	268,427
Series 2007-IQ15, Class AM
5.91%, 06/11/2049 (C)	95,000	102,198
Morgan Stanley Capital I Trust, IO
Series 2012-C4, Class XA
2.67%, 03/15/2045 - 144A (C)	2,042,670	252,288

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Re-REMIC Trust
Series 2011-IO, Class A
2.50%, 03/23/2051 - 144A	$ 30,901	$ 31,296
Series 2012-IO, Class AXB2
1.00%, 03/27/2051 - 144A	140,000	137,200
Series 2012-IO, Class XAB1
1.00%, 03/27/2051 - 144A	141,849	141,846
Series 2012-XA, Class A
2.00%, 07/27/2049 - 144A	225,001	226,801
Motel 6 Trust
Series 2012-MTL6, Class B
2.74%, 10/05/2025 - 144A	385,000	381,855
S2 Hospitality LLC
Series 2012-LV1, Class A
4.50%, 04/15/2025 - 144A	1,640	1,640
SCG Trust
Series 2013-SRP1, Class A
1.57%, 11/15/2026 - 144A (C)	295,000	295,340
Series 2013-SRP1, Class AJ
2.12%, 11/15/2026 - 144A (C)	190,000	190,003
STRIPS, Ltd.
Series 2012-1A, Class A
1.50%, 12/25/2044 - 144A	406,639	402,572
Wachovia Bank Commercial Mortgage Trust
Series 2005-C20, Class B
5.24%, 07/15/2042 (C)	430,000	444,988
Series 2007-C33, Class AJ
5.92%, 02/15/2051 (C)	260,000	260,420
Wells Fargo Re-REMIC Trust
Series 2012-IO, Class A
1.75%, 08/20/2021 - 144A	212,562	211,287
WF-RBS Commercial Mortgage Trust
Series 2013-C11, Class A4
3.04%, 03/15/2045	320,000	303,276
WF-RBS Commercial Mortgage Trust, IO
Series 2012-C10, Class XA
1.83%, 12/15/2045 - 144A (C)	1,950,266	209,381
Series 2013-C15, Class XA
0.72%, 08/15/2046 (C)	2,561,073	108,129

Total Mortgage-Backed Securities (cost $30,152,495)		30,106,262

ASSET-BACKED SECURITIES - 6.4%
AmeriCredit Automobile Receivables Trust
Series 2011-5, Class C
3.44%, 10/08/2017	230,000	238,101
Series 2012-2, Class C
2.64%, 10/10/2017	160,000	164,534
Series 2012-3, Class C
2.42%, 05/08/2018	160,000	162,849
Series 2012-5, Class C
1.69%, 11/08/2018	125,000	124,802
Series 2013-4, Class B
1.66%, 09/10/2018	200,000	200,692
Series 2013-4, Class C
2.72%, 09/09/2019	100,000	101,175
Series 2013-4, Class D
3.31%, 10/08/2019	115,000	116,613
Series 2013-5, Class B
1.52%, 01/08/2019	90,000	89,685

	Principal	Value
ASSET-BACKED SECURITIES (continued)
AmeriCredit Automobile Receivables Trust (continued)
Series 2013-5, Class C
2.29%, 11/08/2019	$ 50,000	$ 50,001
AUTO Asset-Backed Securities Srl
Series 2012-2, Class A
2.80%, 04/27/2025 - Reg S	EUR 187,761	260,315
Chesapeake Funding LLC
Series 2012-1A, Class B
1.77%, 11/07/2023 - 144A (C)	$ 200,000	200,777
CHLUPA Trust
Series 2013-VM, Class A
3.33%, 08/15/2020 - 144A	417,348	417,869
Chrysler Capital Auto Receivables Trust
Series 2013-BA, Class A2
0.56%, 12/15/2016 - 144A	295,000	295,000
Series 2013-BA, Class A3
0.85%, 05/15/2018 - 144A	260,000	259,976
Series 2013-BA, Class A4
1.27%, 03/15/2019 - 144A	180,000	180,003
Series 2013-BA, Class B
1.78%, 06/17/2019 - 144A	80,000	79,990
Series 2013-BA, Class C
2.24%, 09/16/2019 - 144A	80,000	79,977
Series 2013-BA, Class D
2.89%, 10/15/2020 - 144A	80,000	79,974
Credit Acceptance Auto Loan Trust
Series 2012-1A, Class A
2.20%, 09/16/2019 - 144A	500,000	503,498
Series 2012-2A, Class A
1.52%, 03/16/2020 - 144A	250,000	250,702
Series 2013-1A, Class A
1.21%, 10/15/2020 - 144A	250,000	250,173
Series 2013-2A, Class A
1.50%, 04/15/2021 - 144A	250,000	249,940
DT Auto Owner Trust
Series 2012-1A, Class B
2.26%, 10/16/2017 - 144A	60,953	60,995
Series 2012-1A, Class C
3.38%, 10/16/2017 - 144A	250,000	251,343
Series 2012-1A, Class D
4.94%, 07/16/2018 - 144A	250,000	257,878
Ford Credit Auto Owner Trust
Series 2013-B, Class D
1.82%, 11/15/2019	170,000	171,679
Ford Credit Floorplan Master Owner Trust
Series 2012-1, Class C
1.67%, 01/15/2016 (C)	210,000	210,088
Series 2012-1, Class D
2.27%, 01/15/2016 (C)	190,000	190,095
Series 2012-2, Class C
2.86%, 01/15/2019	100,000	102,571
Series 2012-2, Class D
3.50%, 01/15/2019	100,000	103,711
Series 2012-4, Class D
2.09%, 09/15/2016	200,000	201,178
HLSS Servicer Advance Receivables Backed Notes
Series 2012-T2, Class A2
1.99%, 10/15/2045 - 144A	200,000	201,320

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
ASSET-BACKED SECURITIES (continued)
HLSS Servicer Advance Receivables Backed Notes (continued)
Series 2013-T1, Class A2
1.50%, 01/16/2046 - 144A	$ 610,000	$ 607,743
Series 2013-T2, Class B2
1.50%, 05/16/2044 - 144A	100,000	99,630
Series 2013-T2, Class C2
1.84%, 05/16/2044 - 144A	100,000	99,770
Series 2013-T2, Class D2
2.39%, 05/16/2044 - 144A	330,000	328,779
Series 2013-T3, Class A3
1.79%, 05/15/2046 - 144A	960,000	939,264
Series 2013-T4, Class AT4
1.18%, 08/15/2044 - 144A	465,000	464,442
Series 2013-T5, Class AT5
1.98%, 08/15/2046 - 144A	180,000	180,090
Series 2013-T6, Class AT6
1.29%, 09/15/2044 - 144A	350,000	349,790
Hyundai Auto Receivables Trust
Series 2012-A, Class D
2.61%, 05/15/2018	125,000	128,311
JG Wentworth XX LLC
Series 2010-1A, Class A
5.56%, 07/15/2059 - 144A	366,814	409,230
JG Wentworth XXI LLC
Series 2010-2A, Class A
4.07%, 01/15/2048 - 144A	550,087	578,335
JG Wentworth XXII LLC
Series 2010-3A, Class A
3.82%, 12/15/2048 - 144A	582,947	606,289
Nationstar Agency Advance Funding Trust
Series T1A, Class CT1
1.74%, 02/15/2045 - 144A	400,000	399,692
Series T2A, Class BT2
2.49%, 02/18/2048 - 144A	403,000	399,103
Nationstar Mortgage Advance Receivables Trust
Series 2013-T1A, Class A1
1.08%, 06/20/2044 - 144A	545,000	544,654
Series 2013-T2A, Class A2
1.68%, 06/20/2046 - 144A	775,000	773,822
Nelnet Student Loan Trust
Series 2008-3, Class A4
1.89%, 11/25/2024 (C)	265,000	275,331
PFS Financing Corp.
Series 2012-AA, Class A
1.37%, 02/15/2016 - 144A (C)	310,000	310,203
Prestige Auto Receivables Trust
Series 2013-1A, Class A2
1.09%, 02/15/2018 - 144A	213,011	213,565
Series 2013-1A, Class A3
1.33%, 05/15/2019 - 144A	130,000	129,798
Santander Drive Auto Receivables Trust
Series 2011-S1A, Class B
1.48%, 05/15/2017 - 144A	179,778	179,867
Series 2012-1, Class B
2.72%, 05/16/2016	105,000	106,166
Series 2012-1, Class C
3.78%, 11/15/2017	140,000	144,748

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust (continued)
Series 2012-2, Class C
3.20%, 02/15/2018	$ 625,000	$ 642,345
Series 2012-3, Class B
1.94%, 12/15/2016	360,000	363,312
Series 2012-3, Class C
3.01%, 04/16/2018	485,000	499,119
Series 2012-4, Class C
2.94%, 12/15/2017	200,000	205,831
Series 2012-5, Class B
1.56%, 08/15/2018	360,000	362,440
Series 2012-5, Class C
2.70%, 08/15/2018	170,000	174,626
Series 2012-6, Class B
1.33%, 05/15/2017	195,000	195,555
Series 2012-6, Class C
1.94%, 03/15/2018	225,000	226,804
Series 2012-AA, Class B
1.21%, 10/16/2017 - 144A	480,000	480,456
Series 2012-AA, Class C
1.78%, 11/15/2018 - 144A	1,025,000	1,022,242
Series 2013-2, Class B
1.33%, 03/15/2018	490,000	491,224
Series 2013-3, Class B
1.19%, 05/15/2018	460,000	457,962
Series 2013-4, Class B
2.16%, 01/15/2020	270,000	273,906
Series 2013-4, Class C
3.25%, 01/15/2020	230,000	236,285
Series 2013-4, Class E
4.67%, 01/15/2020 - 144A	515,000	528,775
Series 2013-5, Class B
1.55%, 10/15/2018	690,000	688,881
Series 2013-5, Class C
2.25%, 06/17/2019	330,000	328,872
Series 2013-A, Class B
1.89%, 10/15/2019 - 144A	365,000	367,365
Series 2013-A, Class C
3.12%, 10/15/2019 - 144A	140,000	143,585
Series 2013-A, Class D
3.78%, 10/15/2019 - 144A	90,000	92,780
Scholar Funding Trust
Series 2013-A, Class A
0.82%, 01/30/2045 - 144A (C)	865,023	857,451
SLM Private Credit Student Loan Trust
Series 2002-A, Class A2
0.79%, 12/16/2030 (C)	294,638	287,217
Series 2004-B, Class A2
0.44%, 06/15/2021 (C)	466,960	461,445
Series 2005-B, Class A2
0.42%, 03/15/2023 (C)	496,496	485,627
SLM Private Education Loan Trust
Series 2011-B, Class A2
3.74%, 02/15/2029 - 144A	100,000	104,299
Series 2011-C, Class A2B
4.54%, 10/17/2044 - 144A	280,000	300,776
Series 2012-A, Class A1
1.57%, 08/15/2025 - 144A (C)	102,883	103,871

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
ASSET-BACKED SECURITIES (continued)
SLM Private Education Loan Trust (continued)
Series 2012-A, Class A2
3.83%, 01/17/2045 - 144A	$ 150,000	$ 155,642
Series 2012-B, Class A2
3.48%, 10/15/2030 - 144A	550,000	574,468
Series 2012-C, Class A1
1.27%, 08/15/2023 - 144A (C)	464,505	467,133
Series 2012-C, Class A2
3.31%, 10/15/2046 - 144A	555,000	573,934
Series 2012-D, Class A2
2.95%, 02/15/2046 - 144A	760,000	775,241
Series 2012-E, Class A1
0.92%, 10/16/2023 - 144A (C)	223,590	223,731
Series 2012-E, Class A2B
1.92%, 06/15/2045 - 144A (C)	700,000	713,098
Series 2013-A, Class A1
0.77%, 08/15/2022 - 144A (C)	141,384	141,168
Series 2013-A, Class A2A
1.77%, 05/17/2027 - 144A	930,000	902,052
Series 2013-A, Class A2B
1.22%, 05/17/2027 - 144A (C)	620,000	611,500
Series 2013-B, Class A1
0.82%, 07/15/2022 - 144A (C)	640,846	640,525
Series 2013-B, Class A2A
1.85%, 06/17/2030 - 144A	1,255,000	1,210,291
Series 2013-C, Class A1
1.02%, 02/15/2022 - 144A (C)	499,032	500,406
Series 2013-C, Class A2A
2.94%, 10/15/2031 - 144A	395,000	399,163
Series 2013-C, Class A2B
1.57%, 10/15/2031 - 144A (C)	205,000	205,444
SLM Student Loan Trust
Series 2003-11, Class A6
0.99%, 12/15/2025 - 144A (C)	515,000	510,688
Series 2008-5, Class A4
1.94%, 07/25/2023 (C)	225,000	235,207
Series 2013-6, Class A3
0.82%, 06/26/2028 (C)	540,000	540,013
SpringCastle America Funding LLC
Series 2013-1A, Class A
3.75%, 04/03/2021 - 144A	885,007	887,219
TAL Advantage LLC
Series 2011-1A, Class A
4.60%, 01/20/2026 - 144A	881,875	887,333
World Financial Network Credit Card Master Trust
Series 2010-A, Class B
6.75%, 04/15/2019	230,000	247,146
Series 2012-C, Class A
2.23%, 08/15/2022	460,000	455,877
Series 2012-D, Class A
2.15%, 04/17/2023	595,000	579,027

Total Asset-Backed Securities (cost $37,171,182)		37,195,483

CORPORATE DEBT SECURITIES - 9.4%
Airlines - 0.1%
United Continental Holdings, Inc.
6.00%, 07/15/2028	120,000	101,100
8.00%, 07/15/2024 (A)	365,000	366,095

	Principal	Value
Automobiles - 0.0% (D)
General Motors Co.
4.88%, 10/02/2023 - 144A	$ 135,000	$ 136,688
6.25%, 10/02/2043 - 144A	80,000	83,100
Biotechnology - 0.1%
Amgen, Inc.
5.15%, 11/15/2041	135,000	134,499
5.65%, 06/15/2042	235,000	248,873
Capital Markets - 0.5%
Bank of New York Mellon Corp., Series MTN
2.10%, 01/15/2019	425,000	421,260
Goldman Sachs Group, Inc.
3.63%, 02/07/2016	175,000	183,659
3.63%, 01/22/2023 (A)	354,000	342,797
5.75%, 01/24/2022	94,000	105,815
Goldman Sachs Group, Inc., Series MTN
1.84%, 11/29/2023 (C)	440,000	446,809
Morgan Stanley
3.45%, 11/02/2015	574,000	597,480
3.80%, 04/29/2016	150,000	158,674
Morgan Stanley, Series MTN
5.00%, 11/24/2025	470,000	471,405
Chemicals - 0.2%
LYB International Finance BV
5.25%, 07/15/2043	3,000	3,015
LyondellBasell Industries NV
5.00%, 04/15/2019	1,064,000	1,181,701
Commercial Banks - 0.3%
Caixa Economica Federal
2.38%, 11/06/2017 - 144A	160,000	148,600
HSBC Bank Brasil SA - Banco Multiplo, Series MTN
4.00%, 05/11/2016 - 144A	690,000	701,212
U.S. Bancorp, Series MTN
1.95%, 11/15/2018	409,000	406,806
Wells Fargo & Co.
1.50%, 07/01/2015	175,000	177,461
2.15%, 01/15/2019	154,000	153,518
5.38%, 11/02/2043	145,000	148,481
Commercial Services & Supplies - 0.1%
United Rentals North America, Inc.
7.63%, 04/15/2022	370,000	411,163
Communications Equipment - 0.0% (D)
CC Holdings GS V LLC / Crown Castle GS III Corp.
3.85%, 04/15/2023	221,000	206,879
Construction & Engineering - 0.0% (D)
Odebrecht Offshore Drilling Finance, Ltd.
6.75%, 10/01/2022 - 144A	196,920	201,548
Consumer Finance - 0.1%
Discover Financial Services
3.85%, 11/21/2022	333,000	315,741
Containers & Packaging - 0.0% (D)
Rock Tenn Co.
4.00%, 03/01/2023	82,000	78,317
Distributors - 0.1%
VWR Funding, Inc.
7.25%, 09/15/2017	545,000	584,512

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Diversified Financial Services - 0.9%
Bank of America Corp.
2.60%, 01/15/2019	$ 270,000	$ 271,192
3.70%, 09/01/2015 (A)	700,000	731,718
4.10%, 07/24/2023	787,000	790,339
Bank of America Corp., Series MTN
3.30%, 01/11/2023	998,000	944,374
Citigroup, Inc.
3.38%, 03/01/2023	671,000	637,796
4.45%, 01/10/2017	111,000	120,302
Ford Motor Credit Co. LLC
4.38%, 08/06/2023 (A)	205,000	206,099
5.00%, 05/15/2018	650,000	724,041
JPMorgan Chase & Co.
3.20%, 01/25/2023 (A)	47,000	44,557
3.25%, 09/23/2022	162,000	155,248
4.75%, 03/01/2015	350,000	366,177
Novus USA Trust
1.54%, 02/28/2014 - 144A (C) (E)	370,000	370,461
Diversified Telecommunication Services - 0.9%
AT&T, Inc.
2.38%, 11/27/2018	216,000	216,185
Intelsat Jackson Holdings SA
7.25%, 04/01/2019 (A)	220,000	237,600
Level 3 Financing, Inc.
8.13%, 07/01/2019	525,000	574,875
Sprint Capital Corp.
6.88%, 11/15/2028	175,000	164,937
Verizon Communications, Inc.
3.65%, 09/14/2018	998,000	1,056,447
3.85%, 11/01/2042	1,025,000	837,224
4.50%, 09/15/2020	190,000	203,408
5.15%, 09/15/2023	455,000	488,530
6.55%, 09/15/2043	1,343,000	1,571,255
Electric Utilities - 0.3%
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036	119,000	121,170
8.88%, 11/15/2018	65,000	82,215
Dominion Gas Holdings LLC
4.80%, 11/01/2043 - 144A	28,000	27,072
Duke Energy Carolinas LLC
4.25%, 12/15/2041	188,000	175,051
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc.
10.00%, 12/01/2020	560,000	595,000
Georgia Power Co.
3.00%, 04/15/2016	438,000	456,564
Jersey Central Power & Light Co.
7.35%, 02/01/2019	133,000	157,060
Energy Equipment & Services - 0.6%
Enterprise Products Operating LLC
4.45%, 02/15/2043	150,000	132,497
Noble Holding International, Ltd.
5.25%, 03/15/2042 (A)	60,000	57,569
Sabine Pass Liquefaction LLC
5.63%, 02/01/2021 - 144A	575,000	562,063
Schlumberger Investment SA
3.65%, 12/01/2023	137,000	135,807
TransCanada PipeLines, Ltd.
3.75%, 10/16/2023	165,000	160,819

	Principal	Value
Energy Equipment & Services (continued)
Transocean, Inc.
2.50%, 10/15/2017	$ 493,000	$ 498,223
5.05%, 12/15/2016	482,000	532,451
6.00%, 03/15/2018 (A)	1,088,000	1,220,133
6.50%, 11/15/2020	266,000	303,756
6.80%, 03/15/2038	145,000	161,387
Food & Staples Retailing - 0.0% (D)
CVS Caremark Corp.
5.30%, 12/05/2043	54,000	55,845
Wal-Mart Stores, Inc.
4.00%, 04/11/2043	196,000	174,436
Food Products - 0.1%
WM Wrigley Jr Co.
2.90%, 10/21/2019 - 144A	365,000	361,983
Health Care Equipment & Supplies - 0.1%
Boston Scientific Corp.
2.65%, 10/01/2018	511,000	514,476
Edwards Lifesciences Corp.
2.88%, 10/15/2018	384,000	381,759
Health Care Providers & Services - 0.3%
Coventry Health Care, Inc.
5.45%, 06/15/2021	227,000	252,566
HCA, Inc.
7.25%, 09/15/2020	175,000	190,750
Tenet Healthcare Corp.
6.25%, 11/01/2018	210,000	232,575
UnitedHealth Group, Inc.
3.38%, 11/15/2021	78,000	77,038
WellPoint, Inc.
1.88%, 01/15/2018	316,000	312,464
2.30%, 07/15/2018	796,000	789,683
Hotels, Restaurants & Leisure - 0.2%
Caesars Entertainment Operating Co., Inc.
8.00%, 10/01/2020 - 144A (A)	228,000	237,120
11.25%, 06/01/2017	450,000	457,875
Caesars Entertainment Resort Properties LLC
11.00%, 10/01/2021 - 144A (A)	252,000	258,300
Carnival Corp.
3.95%, 10/15/2020	63,000	63,049
GLP Capital, LP / GLP Financing II, Inc.
4.38%, 11/01/2018 - 144A	16,000	16,360
4.88%, 11/01/2020 - 144A	25,000	25,000
Insurance - 0.8%
Allianz Finance II BV, Series MTN
5.75%, 07/08/2041 (C)	EUR 100,000	154,272
American International Group, Inc.
3.38%, 08/15/2020 (A)	$ 427,000	429,483
3.80%, 03/22/2017	666,000	711,221
4.13%, 02/15/2024	226,000	224,690
8.18%, 05/15/2058 (C)	72,000	87,120
American International Group, Inc., Series MTN
5.45%, 05/18/2017	205,000	229,133
Manulife Financial Corp.
3.40%, 09/17/2015	211,000	219,636
Metropolitan Life Global Funding I
3.88%, 04/11/2022 - 144A	750,000	756,275

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Insurance (continued)
Muenchener Rueckversicherungs AG, Series MTN
6.00%, 05/26/2041 - Reg S (C)	EUR 100,000	$ 159,117
Prudential Financial, Inc.
5.88%, 09/15/2042 (C)	$ 93,000	94,511
Prudential Financial, Inc., Series MTN
4.50%, 11/15/2020 (A)	156,000	167,356
4.75%, 09/17/2015 (A)	327,000	348,465
5.38%, 06/21/2020	299,000	337,904
7.38%, 06/15/2019	255,000	313,060
XL Group PLC
6.50%, 04/15/2017 (A) (C) (F)	370,000	363,988
XLIT, Ltd.
2.30%, 12/15/2018	107,000	105,094
5.25%, 12/15/2043 (A)	49,000	49,328
IT Services - 0.1%
International Business Machines Corp.
3.38%, 08/01/2023	415,000	404,336
Life Sciences Tools & Services - 0.1%
Life Technologies Corp.
6.00%, 03/01/2020	251,000	288,404
Thermo Fisher Scientific, Inc.
2.40%, 02/01/2019	388,000	384,388
5.30%, 02/01/2044	29,000	29,324
Media - 1.1%
CBS Corp.
4.63%, 05/15/2018	89,000	96,483
5.75%, 04/15/2020	85,000	95,415
8.88%, 05/15/2019	266,000	340,089
Clear Channel Worldwide Holdings, Inc.
6.50%, 11/15/2022	550,000	561,688
Comcast Corp.
4.65%, 07/15/2042	745,000	693,300
5.88%, 02/15/2018	422,000	484,031
COX Communications, Inc.
4.70%, 12/15/2042 - 144A	112,000	94,061
8.38%, 03/01/2039 - 144A	432,000	523,918
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
3.80%, 03/15/2022 (A)	170,000	163,308
5.00%, 03/01/2021	310,000	325,658
5.15%, 03/15/2042	265,000	237,997
NBCUniversal Enterprise, Inc.
5.25%, 03/19/2021 - 144A (F)	200,000	198,000
NBCUniversal Media LLC
4.38%, 04/01/2021	260,000	275,190
4.45%, 01/15/2043	214,000	191,706
5.15%, 04/30/2020	389,000	434,803
Time Warner Cable, Inc.
8.25%, 04/01/2019	851,000	996,951
8.75%, 02/14/2019	359,000	428,230
Metals & Mining - 0.2%
BHP Billiton Finance USA, Ltd.
3.85%, 09/30/2023 (A)	370,000	371,605
5.00%, 09/30/2043	146,000	148,444
Novelis, Inc.
8.75%, 12/15/2020 (A)	395,000	439,438

	Principal	Value
Multi-Utilities - 0.1%
Dominion Resources, Inc.
1.95%, 08/15/2016	$ 421,000	$ 427,966
Oil, Gas & Consumable Fuels - 1.2%
Apache Corp.
4.25%, 01/15/2044 (A)	161,000	144,750
4.75%, 04/15/2043	85,000	82,445
BP Capital Markets PLC
2.75%, 05/10/2023	366,000	334,193
Energy Transfer Partners, LP
4.15%, 10/01/2020	580,000	588,457
Kinder Morgan Energy Partners, LP
2.65%, 02/01/2019	333,000	329,307
4.15%, 02/01/2024	530,000	512,760
Laredo Petroleum, Inc.
7.38%, 05/01/2022	230,000	249,550
Linn Energy LLC / Linn Energy Finance Corp.
7.00%, 11/01/2019 - 144A (A)	310,000	313,100
MEG Energy Corp.
6.50%, 03/15/2021 - 144A	180,000	189,450
Murphy Oil Corp.
2.50%, 12/01/2017	326,000	327,983
3.70%, 12/01/2022	249,000	230,077
Nexen Energy ULC
5.88%, 03/10/2035	10,000	10,680
Noble Energy, Inc.
4.15%, 12/15/2021	177,000	182,000
5.25%, 11/15/2043	230,000	229,812
6.00%, 03/01/2041	200,000	213,855
8.25%, 03/01/2019	200,000	248,589
Peabody Energy Corp.
6.25%, 11/15/2021 (A)	165,000	166,650
Range Resources Corp.
5.75%, 06/01/2021	45,000	47,700
Shell International Finance BV
2.00%, 11/15/2018 (A)	374,000	374,236
4.55%, 08/12/2043	370,000	360,877
Statoil ASA
2.90%, 11/08/2020	425,000	422,219
Total Capital International SA
3.70%, 01/15/2024	373,000	368,813
Western Gas Partners, LP
4.00%, 07/01/2022	159,000	151,753
5.38%, 06/01/2021	264,000	282,823
Williams Cos., Inc.
3.70%, 01/15/2023	538,000	469,571
7.88%, 09/01/2021	109,000	125,689
Paper & Forest Products - 0.2%
International Paper Co.
4.75%, 02/15/2022 (A)	1,122,000	1,176,328
Pharmaceuticals - 0.1%
AbbVie, Inc.
4.40%, 11/06/2042	265,000	247,158
Actavis, Inc.
4.63%, 10/01/2042 (A)	265,000	241,097
Bristol-Myers Squibb Co.
4.50%, 03/01/2044	297,000	284,479
Teva Pharmaceutical Finance Co., BV
3.65%, 11/10/2021	90,000	88,274

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Real Estate Investment Trusts - 0.0% (D)
Ventas Realty, LP / Ventas Capital Corp.
2.70%, 04/01/2020	$ 79,000	$ 75,540
Real Estate Management & Development - 0.1%
Realogy Group LLC
7.88%, 02/15/2019 - 144A (A)	290,000	318,275
Road & Rail - 0.0% (D)
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	51,000	47,494
Software - 0.1%
First Data Corp.
7.38%, 06/15/2019 - 144A	275,000	293,563
Oracle Corp.
3.63%, 07/15/2023	17,000	16,863
Specialty Retail - 0.0% (D)
QVC, Inc.
7.50%, 10/01/2019 - 144A	180,000	194,012
Tobacco - 0.1%
Altria Group, Inc.
4.00%, 01/31/2024	149,000	145,635
Philip Morris International, Inc.
1.88%, 01/15/2019	322,000	314,675
4.88%, 11/15/2043	104,000	103,026
Wireless Telecommunication Services - 0.3%
America Movil SAB de CV
2.38%, 09/08/2016	660,000	679,252
MetroPCS Wireless, Inc.
7.88%, 09/01/2018 (A)	11,000	11,811
Sprint Communications, Inc.
9.00%, 11/15/2018 - 144A	390,000	469,950
Sprint Corp.
7.88%, 09/15/2023 - 144A	200,000	215,000
T-Mobile USA, Inc.
6.46%, 04/28/2019	20,000	21,250
6.63%, 04/28/2021 (A)	75,000	78,937
6.73%, 04/28/2022	75,000	78,188
6.84%, 04/28/2023	25,000	25,938

Total Corporate Debt Securities (cost $54,173,765)		54,479,559

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.1%
U.S. Treasury Bill
0.07%, 06/26/2014 (B) (G)	320,000	319,893

Total Short-Term U.S. Government Obligation (cost $319,893)		319,893

	Shares	Value
PREFERRED STOCK - 0.1%
Diversified Financial Services - 0.1%
Citigroup Capital XIII, 7.88% (C) (H)	15,621	425,672

Total Preferred Stock (cost $428,660)		425,672

COMMON STOCKS - 61.2%
Aerospace & Defense - 2.0%
General Dynamics Corp.	13,252	1,266,228
Honeywell International, Inc.	51,083	4,667,454
United Technologies Corp.	49,681	5,653,698
Airlines - 0.2%
Delta Air Lines, Inc.	21,550	591,979
Southwest Airlines Co.	21,574	406,454

	Shares	Value
Auto Components - 0.2%
Johnson Controls, Inc.	18,585	$ 953,411
Automobiles - 0.5%
General Motors Co. (H)	77,118	3,151,813
Beverages - 1.4%
Coca-Cola Co.	61,987	2,560,683
Constellation Brands, Inc. - Class A (H)	6,284	442,268
Dr. Pepper Snapple Group, Inc.	28,172	1,372,540
Molson Coors Brewing Co. - Class B	5,023	282,041
PepsiCo, Inc.	43,465	3,604,987
Biotechnology - 1.9%
Alexion Pharmaceuticals, Inc. (H)	9,423	1,253,824
Biogen IDEC, Inc. (H)	13,158	3,680,950
Celgene Corp. (H)	27,887	4,711,788
Gilead Sciences, Inc. (H)	10,480	787,572
Vertex Pharmaceuticals, Inc. (H)	10,356	769,451
Building Products - 0.3%
Masco Corp.	66,169	1,506,668
Capital Markets - 1.6%
Bank of New York Mellon Corp.	568	19,846
Goldman Sachs Group, Inc.	13,463	2,386,452
Invesco, Ltd.	52,393	1,907,105
Morgan Stanley	74,900	2,348,864
State Street Corp.	29,410	2,158,400
TD Ameritrade Holding Corp.	12,180	373,195
Chemicals - 0.9%
Air Products & Chemicals, Inc.	8,147	910,672
Axiall Corp.	12,720	603,437
CF Industries Holdings, Inc. - Class B	55	12,817
Dow Chemical Co.	34,225	1,519,590
E.I. du Pont de Nemours & Co.	2,154	139,945
Monsanto Co.	14,720	1,715,616
Mosaic Co.	5,820	275,111
Commercial Banks - 1.8%
Comerica, Inc. - Class A (A)	14,536	691,041
Cullen / Frost Bankers, Inc. (A)	2,360	175,655
PNC Financial Services Group, Inc.	5,750	446,085
SVB Financial Group (H)	1,730	181,408
U.S. Bancorp - Class A	10,970	443,188
Wells Fargo & Co.	184,672	8,384,109
Commercial Services & Supplies - 0.1%
Tyco International, Ltd.	8,570	351,713
Communications Equipment - 1.4%
Cisco Systems, Inc.	201,729	4,528,816
QUALCOMM, Inc.	52,167	3,873,400
Computers & Peripherals - 2.3%
Apple, Inc.	17,935	10,063,508
EMC Corp.	47,079	1,184,037
Hewlett-Packard Co.	40,347	1,128,909
NetApp, Inc.	9,740	400,703
SanDisk Corp.	5,250	370,335
Construction & Engineering - 0.6%
Fluor Corp.	45,436	3,648,056
Consumer Finance - 0.4%
Capital One Financial Corp.	27,612	2,115,355
SLM Corp.	5,460	143,489
Containers & Packaging - 0.2%
Crown Holdings, Inc. (H)	21,713	967,748

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
Diversified Financial Services - 2.8%
Bank of America Corp.	321,128	$ 4,999,963
Berkshire Hathaway, Inc. - Class B (H)	26,214	3,107,932
Citigroup, Inc.	103,640	5,400,680
IntercontinentalExchange Group, Inc.	13,316	2,995,035
Diversified Telecommunication Services - 0.8%
AT&T, Inc.	14,959	525,959
Verizon Communications, Inc.	86,045	4,228,251
Electric Utilities - 1.2%
American Electric Power Co., Inc.	53,310	2,491,710
Edison International	29,343	1,358,581
NextEra Energy, Inc.	34,031	2,913,734
Electrical Equipment - 0.7%
Eaton Corp. PLC	4,849	369,106
Emerson Electric Co.	53,458	3,751,682
Electronic Equipment & Instruments - 0.2%
Corning, Inc.	31,372	559,049
TE Connectivity, Ltd.	10,108	557,052
Energy Equipment & Services - 1.5%
Baker Hughes, Inc.	6,137	339,131
Cameron International Corp. (H)	5,891	350,691
Ensco PLC - Class A	36,204	2,070,145
Halliburton Co.	13,140	666,855
Noble Corp. PLC	22,117	828,724
Schlumberger, Ltd.	52,030	4,688,423
Food & Staples Retailing - 1.3%
Costco Wholesale Corp.	15,620	1,858,936
CVS Caremark Corp.	52,024	3,723,358
Kroger Co.	18,191	719,090
Wal-Mart Stores, Inc.	13,194	1,038,236
Food Products - 1.6%
Archer-Daniels-Midland Co.	51,794	2,247,860
General Mills, Inc.	57,924	2,890,987
Kellogg Co.	19,460	1,188,422
Mondelez International, Inc. - Class A	76,520	2,701,156
Gas Utilities - 0.2%
EQT Corp.	5,800	520,724
National Fuel Gas Co. (A)	2,400	171,360
Questar Corp.	23,743	545,852
Health Care Equipment & Supplies - 0.8%
Abbott Laboratories	42,991	1,647,845
Baxter International, Inc.	19,337	1,344,888
Intuitive Surgical, Inc. (A) (H)	879	337,606
Stryker Corp.	17,820	1,338,995
Health Care Providers & Services - 1.2%
Humana, Inc. - Class A (A)	20,005	2,064,916
McKesson Corp.	8,890	1,434,846
UnitedHealth Group, Inc.	42,229	3,179,844
Health Care Technology - 0.0% (D)
Cerner Corp. (H)	1,100	61,314
Hotels, Restaurants & Leisure - 0.8%
Marriott International, Inc. - Class A	846	41,759
McDonald’s Corp.	2,553	247,718
Royal Caribbean Cruises, Ltd. - Class A	26,325	1,248,331
Starbucks Corp.	14,692	1,151,706
Starwood Hotels & Resorts Worldwide, Inc.	11,910	946,249
Yum! Brands, Inc.	9,622	727,519
Household Durables - 0.2%
Lennar Corp. - Class A	3,559	140,794
PulteGroup, Inc. (A)	39,687	808,424
Toll Brothers, Inc. (A) (H)	5,150	190,550

	Shares	Value
Household Products - 1.0%
Kimberly-Clark Corp.	5,157	$ 538,700
Procter & Gamble Co.	64,960	5,288,394
Industrial Conglomerates - 0.5%
General Electric Co.	113,223	3,173,641
Insurance - 1.9%
ACE, Ltd.	40,257	4,167,807
Axis Capital Holdings, Ltd.	1,670	79,442
Everest RE Group, Ltd.	1,192	185,797
Hartford Financial Services Group, Inc.	14,236	515,770
Marsh & McLennan Cos., Inc.	23,100	1,117,116
MetLife, Inc.	61,786	3,331,501
Prudential Financial, Inc.	8,702	802,498
RenaissanceRe Holdings, Ltd. (A)	4,020	391,307
XL Group PLC - Class A	10,990	349,922
Internet & Catalog Retail - 0.8%
Amazon.com, Inc. (H)	8,405	3,351,830
priceline.com, Inc. (H)	1,240	1,441,376
Internet Software & Services - 2.1%
eBay, Inc. (H)	35,972	1,974,503
Facebook, Inc. - Class A (H)	25,120	1,373,059
Google, Inc. - Class A (H)	7,976	8,938,783
LinkedIn Corp. - Class A (H)	778	168,694
IT Services - 1.7%
Alliance Data Systems Corp. (A) (H)	2,280	599,480
Cognizant Technology Solutions Corp. - Class A (H)	23,804	2,403,728
Fidelity National Information Services, Inc.	6,253	335,661
International Business Machines Corp.	10,327	1,937,035
Mastercard, Inc. - Class A	1,594	1,331,723
Visa, Inc. - Class A	14,130	3,146,469
Life Sciences Tools & Services - 0.2%
Mettler-Toledo International, Inc. (H)	5,256	1,275,053
Thermo Fisher Scientific, Inc.	1,175	130,836
Machinery - 0.8%
Caterpillar, Inc. (A)	5,735	520,795
Deere & Co. (A)	8,236	752,194
PACCAR, Inc.	46,227	2,735,252
SPX Corp.	7,966	793,493
Media - 2.7%
CBS Corp. - Class B	26,789	1,707,531
Comcast Corp. - Class A	98,206	5,103,275
DISH Network Corp. - Class A (H)	13,439	778,387
Omnicom Group, Inc.	2,550	189,644
Time Warner Cable, Inc.	11,747	1,591,718
Time Warner, Inc.	68,293	4,761,388
Walt Disney Co. - Class A	16,141	1,233,172
Metals & Mining - 0.6%
Alcoa, Inc. (A)	135,179	1,436,953
Freeport-McMoRan Copper & Gold, Inc.	36,480	1,376,755
U.S. Steel Corp. (A)	24,080	710,360
Multi-Utilities - 0.7%
CMS Energy Corp.	40,047	1,072,058
DTE Energy Co.	3,276	217,494
NiSource, Inc. - Class B	43,265	1,422,553
Sempra Energy	16,250	1,458,600
Multiline Retail - 0.4%
Macy’s, Inc.	13,711	732,168
Nordstrom, Inc. (A)	9,571	591,488
Target Corp.	14,842	939,053

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
Office Electronics - 0.0% (D)
Xerox Corp.	11,720	$ 142,632
Oil, Gas & Consumable Fuels - 4.4%
Anadarko Petroleum Corp. - Class A	23,117	1,833,640
Cheniere Energy, Inc. (H)	9,720	419,126
Chevron Corp.	52,912	6,609,238
EOG Resources, Inc.	4,072	683,445
Exxon Mobil Corp.	71,096	7,194,915
Marathon Oil Corp.	29,360	1,036,408
Marathon Petroleum Corp.	30,052	2,756,670
Occidental Petroleum Corp.	27,603	2,625,045
Phillips 66	13,758	1,061,155
Range Resources Corp.	3,576	301,493
Valero Energy Corp.	9,820	494,928
Williams Cos., Inc.	8,318	320,825
Paper & Forest Products - 0.1%
International Paper Co.	9,426	462,157
Pharmaceuticals - 3.6%
Actavis PLC (H)	5,559	933,912
Allergan, Inc.	16,969	1,884,916
Bristol-Myers Squibb Co.	99,322	5,278,964
Johnson & Johnson	97,531	8,932,864
Merck & Co., Inc.	42,400	2,122,120
Perrigo Co. PLC	2,880	441,965
Pfizer, Inc.	30,179	924,383
Valeant Pharmaceuticals International, Inc. (H)	3,924	460,678
Real Estate Investment Trusts - 1.2%
American Tower Corp. - Class A	4,366	348,494
AvalonBay Communities, Inc.	6,870	812,240
Boston Properties, Inc.	2,901	291,173
Brandywine Realty Trust	22,915	322,872
Camden Property Trust	5,021	285,595
Excel Trust, Inc.	7,390	84,172
HCP, Inc.	16,977	616,605
Highwoods Properties, Inc.	11,591	419,246
Host Hotels & Resorts, Inc.	6,258	121,656
Kilroy Realty Corp.	9,480	475,706
Kimco Realty Corp.	21,470	424,033
Post Properties, Inc.	4,792	216,742
ProLogis, Inc. - Class A	1,708	63,111
Public Storage	1,340	201,697
Simon Property Group, Inc.	9,238	1,405,654
Ventas, Inc.	12,771	731,523
Road & Rail - 1.6%
CSX Corp.	149,211	4,292,800
Norfolk Southern Corp.	7,012	650,924
Union Pacific Corp.	26,950	4,527,600
Semiconductors & Semiconductor Equipment - 1.2%
Applied Materials, Inc. - Class A	79,379	1,404,215
Avago Technologies, Ltd. - Class A	28,225	1,492,820
KLA-Tencor Corp.	15,717	1,013,118
LAM Research Corp. (H)	14,888	810,652
Xilinx, Inc.	46,408	2,131,055
Software - 2.8%
Adobe Systems, Inc. (H)	33,912	2,030,651
CA, Inc.	7,090	238,578
Citrix Systems, Inc. (H)	15,783	998,275
Microsoft Corp.	192,575	7,208,082
Oracle Corp.	132,785	5,080,354
VMware, Inc. - Class A (A) (H)	4,292	385,035

	Shares	Value
Specialty Retail - 2.1%
AutoZone, Inc. (H)	4,329	$ 2,069,002
Gap, Inc. - Class A	2,950	115,286
Home Depot, Inc.	54,699	4,503,916
Lowe’s Cos., Inc.	57,431	2,845,706
TJX Cos., Inc.	37,086	2,363,491
Textiles, Apparel & Luxury Goods - 0.6%
Lululemon Athletica, Inc. (A) (H)	4,329	255,541
V.F. Corp.	49,508	3,086,329
Tobacco - 0.9%
Philip Morris International, Inc.	58,674	5,112,266
Trading Companies & Distributors - 0.2%
WW Grainger, Inc.	5,020	1,282,208

Total Common Stocks (cost $275,934,836)		353,968,760

	Contracts	Value
PURCHASED OPTION - 0.0% (D)
Put Option - 0.0% (D)
Eurodollar, Mid-Curve 2-Year Future
Exercise Price $ 98.75
Expires 03/14/2014	106	71,550

Total Purchased Option (cost $30,682)		71,550

	Shares	Value
SHORT-TERM INVESTMENT COMPANY - 3.0%
BlackRock Provident TempFund 24 (I)	17,568,655	17,568,655

Total Short-Term Investment Company (cost $17,568,655)		17,568,655

SECURITIES LENDING COLLATERAL - 4.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (G)	23,098,630	23,098,630

Total Securities Lending Collateral (cost $23,098,630)		23,098,630

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
State Street Bank & Trust Co. 0.01% (G), dated 12/31/2013, to be repurchased at $3,351,588 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 08/15/2029, and with a value of $3,419,301.	$ 3,351,587	3,351,587

Total Repurchase Agreement (cost $3,351,587)		3,351,587

Total Investment Securities (cost $551,875,254) (J)		628,656,840
Other Assets and Liabilities - Net - (8.6)%		(49,987,014)

Net Assets - 100.0%		$ 578,669,826

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
TBA SHORT COMMITMENTS - (2.4)%
U.S. Government Agency Obligations - (2.4)%
Fannie Mae, TBA
2.50%	$ (500,000)	$ (494,844)
3.00%	(800,000)	(759,438)
3.50%	(2,955,000)	(2,926,604)
4.00%	(900,000)	(953,648)
5.00%	(900,000)	(974,602)
6.00%	(400,000)	(443,281)
Freddie Mac, TBA 3.00%	(900,000)	(852,469)
Ginnie Mae, TBA
3.50%	(700,000)	(705,496)
4.00%	(3,400,000)	(3,534,633)
4.50%	(1,900,000)	(2,031,367)

Total U.S. Government Agency Obligations (proceeds $13,718,512)		(13,676,382)

Total TBA Short Commitments (proceeds $13,718,512)		$ (13,676,382)

	Contracts	Value
WRITTEN OPTION - (0.0)% (D)
Put Option - (0.0)% (D)
Eurodollar, Mid-Curve 2-Year Future Exercise Price $98.25 Expires 03/14/2014	106	$ (17,225)

Total Written Option (premiums $(7,743))		$ (17,225)

FUTURES CONTRACTS:
Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note	Short	(133)	03/20/2014	$261,956
2-Year U.S. Treasury Note	Long	37	03/31/2014	(8,174)
5-Year U.S. Treasury Note	Short	(9)	03/31/2014	(164)
90-Day Eurodollar	Short	(13)	12/14/2015	5,669
Long U.S. Treasury Bond	Long	62	03/20/2014	(140,961)
S&P 500 E-Mini Index	Long	36	03/21/2014	90,365
Ultra Long U.S. Treasury Bond	Long	45	03/20/2014	(99,847)

				$108,844

FORWARD FOREIGN CURRENCY CONTRACTS:
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
EUR	BCLY	(1,926,000)	01/22/2014	$(2,600,820)	$(48,748)
EUR	BNP	837,000	01/22/2014	1,151,067	381

					$(48,367)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

VALUATION SUMMARY: (K)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
U.S. Government Obligations	$—	$27,918,831	$—	$27,918,831
U.S. Government Agency Obligations	—	78,455,096	—	78,455,096
Foreign Government Obligations	—	1,696,862	—	1,696,862
Mortgage-Backed Securities	—	30,106,262	—	30,106,262
Asset-Backed Securities	—	37,195,483	—	37,195,483
Corporate Debt Securities	—	54,479,559	—	54,479,559
Short-Term U.S. Government Obligation	—	319,893	—	319,893
Preferred Stock	425,672	—	—	425,672
Common Stocks	353,968,760	—	—	353,968,760
Purchased Option	71,550	—	—	71,550
Short-Term Investment Companies	17,568,655	—	—	17,568,655
Securities Lending Collateral	23,098,630	—	—	23,098,630
Repurchase Agreement	—	3,351,587	—	3,351,587
Total Investment Securities	$395,133,267	$233,523,573	$—	$628,656,840

Derivative Financial Instruments
Futures Contracts (L)	$357,990	$—	$—	$357,990
Forward Foreign Currency Contracts (L)	—	381	—	381
Total Derivative Financial Instruments	$357,990	$381	$—	$358,371

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
LIABILITIES
TBA Short Commitments
U.S. Government Agency Obligations	$—	$(13,676,382)	$—	$(13,676,382)
Total TBA Short Commitments	$—	$(13,676,382)	$—	$(13,676,382)
Derivative Financial Instruments
Written Options	$(17,225)	$—	$—	$(17,225)
Futures Contracts (L)	(249,146)	—	—	(249,146)
Forward Foreign Currency Contracts (L)	—	(48,748)	—	(48,748)
Total Derivative Financial Instruments	$(266,371)	$(48,748)	$—	$(315,119)

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $22,596,665. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	All or a portion of this security has been segregated by the custodian with the broker as collateral to cover margin requirements for open futures contracts. Total value of securities segregated as collateral to cover margin requirements for open futures contracts is $526,577.
(C)	Floating or variable rate note. Rate is listed as of December 31, 2013.
(D)	Percentage rounds to less than 0.1%.
(E)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate fair value of securities is $370,461, or 0.06% of the portfolio’s net assets.
(F)	The security has a perpetual maturity. The date shown is the next call date.
(G)	Rate shown reflects the yield at December 31, 2013.
(H)	Non-income producing security.
(I)	The investment issuer is affiliated with the sub-adviser of the portfolio.
(J)	Aggregate cost for federal income tax purposes is $554,895,039. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $77,884,025 and $4,122,224, respectively. Net unrealized appreciation for tax purposes is $73,761,801.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS (continued):

(K)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(L)	Derivative financial instruments valued at unrealized appreciation (depreciation) on the instrument.

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities aggregated $45,640,252, or 7.89% of the portfolio’s net assets.
BCLY	Barclays Bank PLC
BNP	BNP Paribas
IO	Interest only portion of a STRIP (Separate Trading of Registered Interest and Principal Security) Security
MTN	Medium Term Note
Re-REMIC	Re-Securitized Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)
Reg S	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
TBA	To Be Announced

CURRENCY ABBREVIATION:

EUR	Euro

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Managed Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment securities, at value (cost: $548,523,667) (including securities loaned of $22,596,665)	$625,305,253
Repurchase agreement, at value (cost: $3,351,587)	3,351,587
Foreign currency, at value (cost: $16,579)	16,557
Unrealized appreciation on forward foreign currency contracts	381
Receivables:
Shares sold	272,946
Investment securities sold	43,130,422
Interest	1,168,735
Dividends	477,540
Dividend reclaims	1,708
Securities lending income (net)	5,812
Prepaid expenses	10,347

Total assets	673,741,288

Liabilities:
Due to custodian	205,228
Accounts payable and accrued liabilities:
Shares redeemed	55,029
Investment securities purchased	57,351,523
Management and advisory fees	333,733
Distribution and service fees	54,335
Administration fees	12,499
Transfer agent fees	1,511
Trustees fees	205
Audit and tax fees	22,882
Custody fees	16,001
Legal fees	2,902
Printing and shareholder reports fees	138,645
Variation margin payable on derivative financial instruments	11,573
Interest from TBA short commitments	23,135
Other	1,276
Collateral for securities on loan	23,098,630
Written options, at value (premiums: $7,743)	17,225
TBA short commitments, at value (proceeds: $13,718,512)	13,676,382
Unrealized depreciation on forward foreign currency contracts	48,748

Total liabilities	95,071,462

Net assets	$578,669,826

Net assets consist of:
Capital stock ($0.01 par value)	$428,941
Additional paid-in capital	460,809,895
Undistributed (accumulated) net investment income (loss)	7,924,196
Undistributed (accumulated) net realized gain (loss)	32,631,359
Net unrealized appreciation (depreciation) on:
Investment securities	76,781,586
Futures contracts	108,844
Written options and swaptions	(9,482)
Translation of assets and liabilities denominated in foreign currencies	(47,643)
TBA short commitments	42,130

Net assets	$578,669,826

Net assets by class:
Initial Class	$326,996,984
Service Class	251,672,842

Shares outstanding:
Initial Class	24,094,258
Service Class	18,799,820

Net asset value and offering price per share:
Initial Class	$13.57
Service Class	13.39

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $272)	$6,422,680
Interest income (net of withholding taxes on foreign interest of $4)	5,585,295
Securities lending income (net)	55,446

Total investment income	12,063,421

Expenses:
Management and advisory	3,801,923
Distribution and service:
Service Class	565,351
Administration	133,468
Transfer agent	7,745
Trustees	15,761
Audit and tax	24,283
Custody	223,244
Legal	24,716
Printing and shareholder reports	110,254
Other	23,969

Total expenses	4,930,714

Net investment income (loss)	7,132,707

Net realized gain (loss) on transactions from:
Investment securities	37,058,580
Futures contracts	546,052
Written options and swaptions	(61,852)
Foreign currency transactions	61,505

Net realized gain (loss)	37,604,285

Net change in unrealized appreciation (depreciation) on:
Investment securities	42,583,260
Futures contracts	23,817
Written options and swaptions	(9,482)
Translation of assets and liabilities denominated in foreign currencies	(29,111)
TBA short commitments	69,634

Net change in unrealized appreciation (depreciation)	42,638,118

Net realized and change in unrealized gain (loss)	80,242,403

Net increase (decrease) in net assets resulting from operations	$87,375,110

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Managed Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$7,132,707	$7,661,907
Net realized gain (loss)	37,604,285	19,419,601
Net change in unrealized appreciation (depreciation)	42,638,118	26,092,280
Net increase (decrease) in net assets resulting from operations	87,375,110	53,173,788

Distributions to shareholders:
Net investment income:
Initial Class	(4,924,833)	(4,760,367)
Service Class	(3,421,138)	(2,564,988)
Total distributions from net investment income	(8,345,971)	(7,325,355)
Net realized gains:
Initial Class	(10,099,404)	(44,078,841)
Service Class	(7,892,872)	(27,076,824)
Total distributions from net realized gains	(17,992,276)	(71,155,665)
Total distributions to shareholders	(26,338,247)	(78,481,020)

Capital share transactions:
Proceeds from shares sold:
Initial Class	24,172,492	21,780,413
Service Class	53,948,710	46,528,257
	78,121,202	68,308,670
Dividends and distributions reinvested:
Initial Class	15,024,237	48,839,208
Service Class	11,314,010	29,641,812
	26,338,247	78,481,020
Cost of shares redeemed:
Initial Class	(38,134,971)	(42,695,869)
Service Class	(30,670,031)	(21,513,044)
	(68,805,002)	(64,208,913)
Net increase (decrease) in net assets resulting from capital share transactions	35,654,447	82,580,777
Net increase (decrease) in net assets	96,691,310	57,273,545

Net assets:
Beginning of year	481,978,516	424,704,971
End of year	$578,669,826	$481,978,516
Undistributed (accumulated) net investment income (loss)	$7,924,196	$8,185,852

Share activity:
Shares issued:
Initial Class	1,852,514	1,668,568
Service Class	4,206,863	3,601,228
	6,059,377	5,269,796
Shares issued-reinvested from dividends and distributions:
Initial Class	1,195,245	4,124,933
Service Class	911,685	2,533,488
	2,106,930	6,658,421
Shares redeemed:
Initial Class	(2,951,579)	(3,290,708)
Service Class	(2,401,587)	(1,673,457)
	(5,353,166)	(4,964,165)

Net increase (decrease) in shares outstanding:
Initial Class	96,180	2,502,793
Service Class	2,716,961	4,461,259
	2,813,141	6,964,052

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Managed Balanced VP

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each year	Initial Class
	December 31, 2013	December 31, 2012	December 31, 2011		December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$12.08	$12.87	$12.68		$10.27	$8.38
Investment operations
Net investment income (loss)(A)	0.19	0.23	0.23		0.41	0.21
Net realized and unrealized gain (loss)	1.94	1.34	0.27		2.05	1.97
Total investment operations	2.13	1.57	0.50		2.46	2.18
Distributions
Net investment income	(0.21)	(0.23)	(0.31)		(0.05)	(0.16)
Net realized gains	(0.43)	(2.13)	—		—	(0.13)
Total distributions	(0.64)	(2.36)	(0.31)		(0.05)	(0.29)
Net asset value
End of year	$13.57	$12.08	$12.87		$12.68	$10.27
Total return(B)	18.09%	12.57%	4.04%		24.12%	26.30%
Net assets end of year (000’s)	$326,997	$290,012	$276,623		$292,510	$45,319
Ratio and supplemental data
Expenses to average net assets	0.82%	0.87%	0.87%		0.87%	0.91%
Net investment income (loss) to average net assets	1.44%	1.75%	1.72%		3.75%	2.26%
Portfolio turnover rate	122%	160%	245	%(C)	69%	82%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the portfolio’s sub-adviser.

Note:	Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Service Class
	December 31, 2013	December 31, 2012	December 31, 2011		December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$11.94	$12.74	$12.57		$10.19	$8.33
Investment operations
Net investment income (loss)(A)	0.15	0.19	0.19		0.34	0.18
Net realized and unrealized gain (loss)	1.92	1.34	0.27		2.08	1.96
Total investment operations	2.07	1.53	0.46		2.42	2.14
Distributions
Net investment income	(0.19)	(0.20)	(0.29)		(0.04)	(0.15)
Net realized gains	(0.43)	(2.13)	—		—	(0.13)
Total distributions	(0.62)	(2.33)	(0.29)		(0.04)	(0.28)
Net asset value
End of year	$13.39	$11.94	$12.74		$12.57	$10.19
Total return(B)	17.75%	12.40%	3.75%		23.88%	25.94%
Net assets end of year (000’s)	$251,673	$191,967	$148,082		$122,000	$56,181
Ratio and supplemental data
Expenses to average net assets	1.07%	1.12%	1.12%		1.12%	1.16%
Net investment income (loss) to average net assets	1.19%	1.50%	1.49%		3.11%	1.98%
Portfolio turnover rate	122%	160%	245	%(C)	69%	82%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the portfolio’s sub-adviser.

Note:	Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Multi-Managed Balanced VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other in the Statement of Operations.

Forward foreign currency contracts: The Portfolio is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio enters into forward foreign currency contracts to hedge against exchange rate risk

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2013 are listed in the Schedule of Investments.

Option contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio enters into option contracts to manage exposure to various market fluctuations. The Portfolio purchases or writes put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying investment. Writing put options tends to increase exposure to the underlying investment. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability in the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The underlying face amounts of open option contracts at December 31, 2013 are listed in the Schedule of Investments.

Transactions in written options were as follows:

	Premiums	Contracts
Balance at December 31, 2012	$—	—
Sales	305,851	954
Closing Buys	(298,108)	(848)
Expirations	—	—
Exercised	—	—
Balance at December 31, 2013	$7,743	106

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2013 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Structured notes: The Portfolio invests in structured notes. A structured debt instrument is a hybrid debt security that has an embedded derivative. This type of instrument is used to manage cash flows from the debt security. Investing in structured notes involves the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Structured notes may be less liquid than other types of securities and more volatile than their underlying reference instruments. All structured notes are listed within the Schedule of Investments.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations.

Open balances, if any, are included in the payable or receivable for investments purchased or sold in the Statement of Assets and Liabilities.

When-Issued, forward delivery securities and delayed delivery settlements: The Portfolio may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. Government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses on the security.

Treasury inflation-protected securities (“TIPS”): The Portfolio invests in TIPS. TIPS are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of a TIPS will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The adjustments to principal due to inflation/deflation are reflected as increases/decreases to Interest income in the Statement of Operations with a corresponding adjustment to cost.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2013 of $13,356 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Real estate investment trusts (“REITs”): Dividend income related to a REIT is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage passthroughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage passthroughs include to be announced (“TBA”) securities and mortgage passthrough certificates. Generally, TBA securities and mortgage passthroughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

Effective August 1, 2013
First $500 million	0.670%
Over $500 million up to $1 billion	0.650%
Over $1 billion	0.600%

Prior to August 1, 2013
First $500 million	0.750%
Over $500 million up to $1 billion	0.650%
Over $1 billion	0.600%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
1.00%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$357,232,875
U.S. Government	259,693,992

Proceeds from maturities and sales of securities:
Long-term	358,837,585
U.S. Government	256,235,945

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2012	Ending number of positions at December 31, 2013	Average number of positions (A)
Futures contracts	11	7	8
Purchased options and swaptions	1	1	1
Written options and swaptions	—	1	1	(B)
Forward foreign currency contracts	4	2	3
(A)	Calculated based on positions held at each month end during the current year.
(B)	Although there were no open positions at the beginning and/or the end of the year the Portfolio periodically invested in this derivative during the year.

The tables below highlight the types of risk associated with the derivative instruments:

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Equity contracts	Total
Asset derivatives
Purchased options, at value (C) (D)	$71,550	$—	$—	$71,550
Unrealized appreciation on futures contracts (D) (E)	267,625	—	90,365	357,990
Unrealized appreciation on forward foreign currency contracts	—	381	—	381
Total gross amount of assets (F)	$339,175	$381	$90,365	$429,921
Liability derivatives
Written options, at value (D)	$(17,225)	$—	$—	$(17,225)
Unrealized depreciation on futures contracts (D) (E)	(249,146)	—	—	(249,146)
Unrealized depreciation on forward foreign currency contracts	—	(48,748)	—	(48,748)
Total gross amount of liabilities (F)	$(266,371)	$(48,748)	$—	$(315,119)
(C)	Included within Investment securities, at value.
(D)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(E)	Includes cumulative appreciation (depreciation) on futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(F)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

The following tables present the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2013:

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Financial Assets and Derivative Assets, and Collateral Received as of December 31, 2013:

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities (G)	Value Eligible for Offset	Collateral Received (H)	Net Amount (not less than $0)
BNP Paribas SA	$381	$—	$—	$381
Other Derivatives (I)	429,540	—	—	429,540
Total	$429,921	$—	$—	$429,921

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

Financial Liabilities and Derivative Liabilities, and Collateral Pledged as of December 31, 2013:

Counterparty	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities (G)	Value Eligible for Offset	Collateral Pledged (H)	Net Amount (not less than $0)
Barclays Bank PLC	$48,748	$—	$—	$48,748
Other Derivatives (I)	266,371	—	—	266,371
Total	$315,119	$—	$—	$315,119
(G)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
(H)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(I)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Equity contracts	Total
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on purchased options (J)	$196,633	$—	$—	$196,633
Net realized gain (loss) on futures contracts	(427,141)	—	973,193	546,052
Net realized gain (loss) on written options	(61,852)	—	—	(61,852)
Net realized gain (loss) on forward foreign currency contracts (K)	—	(73,647)	—	(73,647)
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased options (L)	36,006	—	—	36,006
Net change in unrealized appreciation (depreciation) on futures contracts	(55,502)	—	79,319	23,817
Net change in unrealized appreciation (depreciation) on written options	(9,482)	—	—	(9,482)
Net change in unrealized appreciation (depreciation) on forward foreign currency transactions (M)	—	(28,248)	—	(28,248)
Total	$(321,338)	$(101,895)	$1,052,512	$629,279
(J)	Included within Net realized gain (loss) on transactions from Investment securities.
(K)	Included within Net realized gain (loss) on transactions from Foreign currency transactions.
(L)	Included within Net change in unrealized appreciation (depreciation) on Investment securities.
(M)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies.

For non-exchange traded derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 6. (continued)

possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to wash sales, foreign currency transactions, capital loss paydown gain/loss, futures contracts, straddle loss deferral, options contracts, and return of capital distributions from underlying investments.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$48
Undistributed (accumulated) net investment income (loss)	951,608
Undistributed (accumulated) net realized gain (loss)	(951,656)

At December 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2013.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$19,392,417
Long-Term Capital Gain	6,945,830

2012 Distributions paid from:
Ordinary Income	28,992,292
Long-Term Capital Gain	49,488,728

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$17,086,458

Undistributed Long-term Capital Gain	26,605,153

Capital Loss Carryforwards	—

Post October Short-Term Capital Loss Deferral	—

Post October Long-Term Capital Loss Deferral	—

Late Year Ordinary Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	73,750,666

Other Temporary Differences	(11,287)

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Multi-Managed Balanced VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Multi-Managed Balanced VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Multi-Managed Balanced VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Managed Balanced VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $6,945,830 for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Manager Alternative Strategies VP

(unaudited)

MARKET ENVIRONMENT

The October 31, 2013 to December 31, 2013 reporting period proved to be another risk-on environment, where it did not pay to diversify an all U.S. equity portfolio, with developing and emerging market equities underperforming. The fixed income universe faced another rising rate bout, and as a result interest rate sensitive bonds had small losses. Credit sensitive bonds, like high yield bonds, rallied as good economic data continued throuhgout the period. Commodities ended lower as the price of gold dropped an additional 9% in the face of the U.S. Federal Reserve’s (“Fed”) potential tapering away from quantitative easing. Notably, equities continued to grind higher in December after the Fed announced its intention to begin tapering the pace of their quantitative easing program beginning in January.

PERFORMANCE

For the period from inception October 31, 2013 through December 31, 2013, Transamerica Multi-Manager Alternative Strategies VP, Initial Class returned 0%. By comparison, its primary and secondary benchmarks, the Bank of America Merrill Lynch 3-Month Treasury Bill +3% Wrap Index, and the HFRX Global Hedge Fund Index returned 0.53% and 1.11%, respectively.

STRATEGY REVIEW

The Transamerica Multi-Manager Alternative Strategies VP is designed to provide diversification relative to a core stock/bond portfolio. A reference benchmark for the strategy is the HFRX Global Hedge Fund Index. The portfolio’s allocations can be broken into four HFRX categories: Equity Hedge, Event Driven, Macro, and Relative Value.

Transamerica Multi-Manager Alternative Strategies VP Service Class finished the year off on a strong note, outperforming the HFRX Global Hedge Fund Index for the quarter. Our Equity Hedge and Macro buckets gained the most, while our Event Driven and Relative Value strategies eked out a modest gain. The Transamerica Managed Futures Strategy contributed the most to performance as positive trends in equities and negative trends in commodities and fixed income continued during the quarter.

We believe many asset classes are trading at fair value to rich as global quantitative easing techniques have driven up valuations. As a result, we continue to prefer taking idiosyncratic risks than to make sweeping bets that the S&P 500® or interest rates will be at some certain level by a certain date. We expect that this should minimize the portfolio’s volatility to policy decisions and keep beta low relative to equity markets, resulting in more consistent returns. Nothing could illustrate this point further than our largest holding being equity long/short. Each position in the strategy is stock specific and the net exposure is built bottoms up, rather than adjusted at the strategy level to reflect a global view on the overall attractiveness of equities. We anticipate that this approach will help navigate the regime shift we are experiencing, with the Fed gradually reducing their accommodative policies and potential rising rate environment.

Timothy S. Galbraith

Portfolio Manager

Transamerica Asset Management, Inc.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Manager Alternative Strategies VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	10 Years or Life of Class	Inception Date
Initial Class	0.00%	10/31/2013
Bank of America Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index(A)	0.53%
HFRX Global Hedge Fund Index(A)	1.11%
Service Class	2.50%	10/31/2013

NOTES

(A) The Bank of America Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index and the HFRX Global Hedge Fund Index are unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on life of the class. You cannot invest directly in an index.

The Bank of America Merrill Lynch 3-Month Treasury Bill +3% Wrap Index assumes a 3% wrap fee and is comprised of a single issue purchased at the beginning of the month, which is subsequently sold at the end of the month and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. The HFRX Global Hedge Fund Index is a passively-managed index that is compiled by Hedge Fund Research, Inc. It is designed to measure the daily performance of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Alternative strategies are not suitable for all investors. Many alternative strategies use sophisticated and aggressive investment techniques. Certain alternative strategies may be tied to hard assets such as commodities, currencies and real estate and may be subject to greater volatility as they may be affected by overall market movements, changes in interest rates or factors affecting a particular industry, commodity or currency, and international economic, political, and regulatory developments.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Manager Alternative Strategies VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)
Transamerica Multi-Manager Alternative Strategies VP
Initial Class	$1,000.00	$1,000.00	$1.00	$1,007.35	$1.01	0.60%
Service Class	1,000.00	1,025.00	1.35	1,007.02	1.34	0.80

(A)	5% return per year before expenses.

(B)	Portfolio commenced operations on October 31, 2013. Actual expenses are calculated using each portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (61), and divided by the number of days in the year (365 days). For comparability purposes, hypothetical expenses assume that the portfolio was in operation for the entire six-month period ended December 31, 2013. Thus, the hypothetical expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Tactical and Specialty	63.7%
Global/International Equity	11.1
Repurchase Agreement	9.8
Fixed Income	8.5
Alternative Investments	8.1
Other Assets and Liabilities - Net	(1.2)
Total	100.0%

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Manager Alternative Strategies VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
INVESTMENT COMPANIES - 91.4%
Alternative Investments - 8.1%
Transamerica MLP & Energy Income (A)	1,303	$ 13,802

Fixed Income - 8.5%
Transamerica Emerging Markets Debt (A)	507	5,288
Transamerica Floating Rate (A)	299	3,002
Transamerica Short-Term Bond (A)	599	6,111
Global/International Equity - 11.1%
Transamerica Developing Markets Equity (A)	1,098	13,025
Transamerica International Small Cap (A)	579	5,899

Tactical and Specialty - 63.7%
Transamerica Arbitrage Strategy (A)	1,776	17,883
Transamerica Bond (A)	509	5,278
Transamerica Commodity Strategy (A)	491	4,165
Transamerica Global Macro (A)	4,465	24,604
Transamerica Global Real Estate Securities (A)	387	4,997

	Shares	Value
Tactical and Specialty (continued)
Transamerica Long/Short Strategy (A)	2,870	$ 26,089
Transamerica Managed Futures Strategy (A)	2,427	25,291

Total Investment Companies (cost $153,169)		155,434

	Principal	Value
REPURCHASE AGREEMENT - 9.8%
State Street Bank & Trust Co. 0.01% (B), dated 12/31/2013, to be repurchased at $16,590 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 05/15/2040, and with a value of $19,396.	$ 16,590	16,590

Total Repurchase Agreement (cost $16,590)		16,590

Total Investment Securities (cost $169,759) (C)		172,024
Other Assets and Liabilities - Net - (1.2)%		(1,980)

Net Assets - 100.0%		$ 170,044

VALUATION SUMMARY: (D)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Investment Companies	$155,434	$—	$—	$155,434
Repurchase Agreement	—	16,590	—	16,590
Total Investment Securities	$155,434	$16,590	$—	$172,024

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	The portfolio invests its assets in the Class I2 shares of the affiliated series of the Transamerica Funds.
(B)	Rate shown reflects the yield at December 31, 2013.
(C)	Aggregate cost for federal income tax purposes is $169,795. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $2,917 and $688, respectively. Net unrealized appreciation for tax purposes is $2,229.
(D)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Manager Alternative Strategies VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investments in affiliated investment companies, at value (cost: $153,169)	$155,434
Repurchase agreement, at value (cost: $16,590)	16,590
Receivables:
Shares sold	9,314
Due from adviser	8,861
Dividends	8

Total assets	190,207

Liabilities:
Accounts payable and accrued liabilities:
Distribution and service fees	31
Administration fees	2
Transfer agent fees	916
Trustees fees	29
Audit and tax fees	12,422
Custody fees	2,345
Legal fees	915
Printing and shareholder reports fees	3,449
Other	54

Total liabilities	20,163

Net assets	$170,044

Net assets consist of:
Capital stock ($0.01 par value)	$166
Additional paid-in capital	166,072
Undistributed (accumulated) net investment income (loss)	634
Undistributed (accumulated) net realized gain (loss)	907
Net unrealized appreciation (depreciation) on:
Affiliated investment companies	2,265

Net assets	$170,044

Net assets by class:
Initial Class	$10
Service Class	170,034

Shares outstanding:
Initial Class	1
Service Class	16,591

Net asset value and offering price per share:
Initial Class	$10.00
Service Class	10.25

STATEMENT OF OPERATIONS

For the period ended December 31, 2013 (A)

Investment Income:
Dividend income from affiliated investment companies	$756

Total investment income	756

Expenses:
Management and advisory	45
Distribution and service:
Service Class	56
Administration	4
Transfer agent	916
Trustees	29
Audit and tax	12,422
Custody	2,345
Legal	916
Printing and shareholder reports	3,543
Other	231

Total expenses	20,507

Portfolio expenses (waived/reimbursed) recaptured	(20,329)

Net expenses	178

Net investment income (loss)	578

Net realized gain (loss) on transactions from:
Affiliated investment companies	(61)
Distributions from affiliated investment companies	968

Net realized gain (loss)	907

Net change in unrealized appreciation (depreciation) on:
Affiliated investment companies	2,265

Net change in unrealized appreciation (depreciation)	2,265

Net realized and change in unrealized gain (loss)	3,172

Net increase (decrease) in net assets resulting from operations	$3,750

(A)	Commenced operations on October 31, 2013.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Manager Alternative Strategies VP

STATEMENT OF CHANGES IN NET ASSETS

For the period ended:

December 31, 2013 (A)
From operations:
Net investment income (loss)	$578
Net realized gain (loss)	907
Net change in unrealized appreciation (depreciation)	2,265
Net increase (decrease) in net assets resulting from operations	3,750

Capital share transactions:
Proceeds from shares sold:
Initial Class	10
Service Class	166,640
166,650
Cost of shares redeemed:
Service Class	(356)
(356)
Net increase (decrease) in net assets resulting from capital share transactions	166,294
Net increase (decrease) in net assets	170,044

Net assets:
Beginning of period	—
End of period	$170,044
Undistributed (accumulated) net investment income (loss)	$634

Share activity:
Shares issued:
Initial Class	1
Service Class	16,626
16,627
Shares redeemed:
Service Class	(35)
(35)

Net increase (decrease) in shares outstanding:
Initial Class	1
Service Class	16,591
16,592

(A)	Commenced operations on October 31, 2013.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Manager Alternative Strategies VP

FINANCIAL HIGHLIGHTS

For the period ended:

For a share outstanding throughout each period	Initial Class
	December 31, 2013 (A)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income (loss)(B)	(0.01)
Net realized and unrealized gain (loss)	0.01
Total investment operations	—
Net asset value
End of period	$10.00
Total return(C)	—	%(D)
Net assets end of period (000’s)	$—	(E)
Ratio and supplemental data
Expenses to average net assets(F)
After (waiver/reimbursement) recapture	0.60	%(G)
Before (waiver/reimbursement) recapture	92.15	%(G)
Net investment income (loss) to average net assets	(0.60	)%(G)
Portfolio turnover rate(H)	8	%(D)

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Rounds to less than $1,000.
(F)	Does not include expenses of the investment companies in which the portfolio invests.
(G)	Annualized.
(H)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

For a share outstanding throughout each period	Service Class
	December 31, 2013 (A)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income (loss)(B)	0.04
Net realized and unrealized gain (loss)	0.21
Total investment operations	0.25
Net asset value
End of period	$10.25
Total return(C)	2.50	%(D)
Net assets end of period (000’s)	$170
Ratio and supplemental data
Expenses to average net assets(E)
After (waiver/reimbursement) recapture	0.80	%(F)
Before (waiver/reimbursement) recapture	91.84	%(F)
Net investment income (loss) to average net assets	2.59	%(F)
Portfolio turnover rate(G)	8	%(D)

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Does not include expenses of the investment companies in which the portfolio invests.
(F)	Annualized.
(G)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Multi-Manager Alternative Strategies VP (the “Portfolio”) commenced operations on October 31, 2013. The Portfolio is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

At the commencement of operations, TAM invested in the Portfolio. As of December 31, 2013, TAM had investments in the Portfolio as follows:

	Market Value	% of Net Assets
Initial Class	$10	0.01%
Service Class	128,125	75.35

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $500 million	0.200%
Over $500 million up to $1 billion	0.190%
Over $1 billion	0.180%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.55%	October 31, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the period ended December 31, 2013, the amount waived/reimbursed by TAM was $20,329.

The following amounts are available for recapture by TAM as of December 31, 2013:

Amount Available	Year Reimbursed	Available Through
$ 20,329	2013	12/31/2015

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.0175% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the period ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of affiliated investments purchased and proceeds from affiliated investments sold (excluding short-term securities) for the period ended December 31, 2013 were as follows:

Purchases of affiliated investments:	$162,920
Proceeds from maturities and sales of affiliated investments:	11,407

There were no transactions in U.S. Government securities during the period ended December 31, 2013.

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to wash sales and non-deductible expenses.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(56)
Undistributed (accumulated) net investment income (loss)	56
Undistributed (accumulated) net realized gain (loss)	—

At December 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2013.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 was as follows:

2013 Distributions paid from:
Ordinary Income	$—
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$634

Undistributed Long-term Capital Gain	943

Capital Loss Carryforwards	—

Post October Short-Term Capital Loss Deferral	—

Post October Long-Term Capital Loss Deferral	—

Late Year Ordinary Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	2,229

Other Temporary Differences	—

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 7. SUBSEQUENT EVENTS

The Board of Trustees of the Portfolio approved a new investment sub-advisory agreement with Aegon USA Investment Management, LLC, (“AUIM”), an affiliate of Transamerica Asset Management, Inc., pursuant to which AUIM would serve as sub-adviser to the Portfolio effective on or about May 1, 2014, subject to approval by the Portfolio’s shareholders. AUIM is an affiliated sub-adviser.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Multi-Manager Alternative Strategies VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Multi-Manager Alternative Strategies VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statements of operations, changes in net assets, and the financial highlights for the period from October 31, 2013 (commencement of operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Multi-Manager Alternative Strategies VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the period from October 31, 2013 (commencement of operations) to December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

TRANSAMERICA MULTI-MANAGER ALTERNATIVE STRATEGIES VP

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board” or “Board Members”) held on July 17-18, 2013, the Board reviewed and considered the approval of a proposed mandate to establish Transamerica Multi-Manager Alternative Strategies VP as a new series of Transamerica Series Trust. The Board then reviewed and considered the proposed investment advisory agreement between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Multi-Manager Alternative Strategies VP (the “New Series”) to determine whether the agreement should be approved for an initial two-year period.

Following its review and consideration, the Board, including the independent members of the Board (the “Independent Board Members”), unanimously approved the advisory agreement.

In reaching their decision the Board Members requested and obtained from TAM such information as they deemed reasonably necessary to evaluate the proposed agreement. In considering the proposed approval of the investment advisory agreement, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. The Board Members based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions and each Board Member may have attributed different weights to the various factors.

The nature, extent and quality of the advisory services to be provided. The Board Members considered the nature, extent and quality of the services expected to be provided by TAM. The Board considered the proposed investment approach for the New Series; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; and the professional qualifications of the portfolio management team. The Board considered the services provided by TAM for the advisory fee it will receive. The Board noted that these services include the services TAM provides to all Transamerica mutual funds in the form of oversight of the services provided by the funds’ administrator, custodian, and transfer agent and supervision of the performance of recordkeeping, shareholder relations, regulatory reporting and compliance functions of the funds, as well as direct portfolio management services.

Based on these considerations, the Board Members determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the New Series’ operations, the competitive landscape of the investment company business, and investor needs.

The investment performance of the New Series. The New Series is not yet in existence and therefore had no historical performance for the Board to review. However, the Board Members considered historical performance of Transamerica Multi-Manager Alternative Strategies, Class I, a series of Transamerica Funds, managed by TAM with substantially similar investment objectives and strategies as the New Series. The historical performance contained one-, three- and five-year performance periods of the fund, as compared to its peers and benchmark. The Board Members noted that the historical performance of the fund generally compared favorably to that of the benchmark and peer group medians for the periods shown. On the basis of this information and the Board Members’ assessment of the nature, extent and quality of advisory services to be provided or procured by TAM, the Board Members concluded that TAM is capable of generating a level of investment performance that is appropriate in light of the New Series’ proposed investment objectives, policies and strategies.

Management fees and total expense ratios. The Board considered the proposed management fee and anticipated total expense ratio of the New Series, including information comparing the management fee and total expense ratio of the New Series to the management fees and total expense ratios of other investment companies in Lipper and Morningstar peer universes. The Board Members noted that the proposed management fee is below both peer group medians, while the total net expense ratios are below the Morningstar and above the Lipper peer group medians on an asset weighted basis. The Board noted that Management stated that the Morningstar peer group provides a better basis for comparison. The Board also noted that TAM proposed to enter into an expense limitation arrangement with the New Series, which may result in TAM waiving fees for the benefit of shareholders. On the basis of these and other considerations, together with the other information it considered, the Board determined that the management and advisory fees to be received by TAM under the investment advisory agreement are reasonable in light of the services to be provided.

The cost of advisory services provided and the level of profitability. The New Series was not yet in existence and therefore no revenue, cost or profitability data was available for the Board to review. However, the Board reviewed projected profitability information regarding TAM’s costs of procuring portfolio management services as well as the costs of providing administration, transfer agency and other services to the New Series by TAM and its affiliates. The Board considered profitability information for TAM and its affiliates with respect to the New Series. Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the New Series was not anticipated to be excessive.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the New Series grows. In evaluating the extent to which the management fees payable under the new investment advisory agreement reflect economies of scale or will permit economies of scale to be realized in the future, the Board took note of TAM’s pricing schedules and

Transamerica Series Trust	Annual Report 2013

TRANSAMERICA MULTI-MANAGER ALTERNATIVE STRATEGIES VP

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (continued)

the proposed advisory fee breakpoints, as detailed in the materials provided to the Board, and noted each fee breakpoint with respect to the various asset levels to be achieved by the New Series. The Board concluded that the proposed fees and breakpoints may benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows for the New Series. The Board Members also noted that, in the future, they would have the opportunity to periodically reexamine whether the New Series has achieved economies of scale and the appropriateness of advisory and management fees payable to TAM.

Benefits to TAM, or its affiliates from their relationship with the New Series. The Board considered any other benefits derived by TAM and its affiliates from their relationships with the New Series. The Board Members noted that TAM would not realize soft dollar benefits from its relationship with the New Series.

Other considerations. The Board considered the investment objective of the New Series and its investment strategy and noted that TAM believes that the New Series would enhance the Transamerica Series Trust’s product line-up. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the New Series in a professional manner that is consistent with the best interests of the New Series and its shareholders. In this regard, the Board Members favorably considered TAM’s procedures and policies to enforce compliance with applicable laws and regulations and oversee the portfolio management activities. The Board Members also noted that TAM has made a significant entrepreneurial commitment to the management and success of the New Series.

Transamerica Series Trust	Annual Report 2013

Transamerica Multi-Manager Alternative Strategies VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the period ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Real Return TIPS VP

(unaudited)

MARKET ENVIRONMENT

The beginning of 2013 saw U.S. equity indices reach new highs and U.S. Treasuries sell off across the curve as signs of renewed momentum in the world’s largest economy fueled risk appetite. Investors discounted negative U.S. fiscal policy developments – including Congress’ failure to reach a deal on sequestration – and instead focused on positive news out of the housing and labor markets.

During the second quarter, conditions in financial markets deteriorated as investors reacted to signals by the U.S. Federal Reserve (“Fed”) that it would begin to taper the pace of asset purchases later in the year. The shift in tone fueled a broad-based sell-off of fixed income assets, undermining market liquidity, and sending yields higher across the risk spectrum. While the Fed’s choice to later eschew market consensus and delay tapering left investors in a state of disbelief, a few key factors guided its hand. Chief among them: economic data. Ever since the Fed began hinting at tapering this spring, headline indicators of economic growth had been unconvincing.

The Fed also kept a wary eye on the uncertain fiscal policy landscape. The economy was unlikely to escape both a government shutdown and another debt ceiling debate unscathed. Against this backdrop of elevated economic and fiscal policy uncertainty, the Fed continued to enhance one source of certainty for investors: the policy rate. The Fed would not begin hiking rates until a “considerable time” after the third quantitative easing (“QE3”) had been wound down; the longer the withdrawal from QE3 was delayed, the further the Fed would push out the eventual first rate hike.

And so in December, after months of preparation and intense data watching, the Fed announced its intention to begin gradually exiting its five-year bond-buying program. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee provided even greater assurances that the policy rate would remain near the zero bound until signs of sustainable growth were more broadly evident. Thus far, its ‘forward guidance’ had consisted of providing an unemployment threshold for potential action, but in December they added that it would likely maintain the current target range for the federal portfolios rate well past the time that the unemployment rate declines below 6.5%, especially if projected inflation continues to run below the 2% longer-run goal. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

PERFORMANCE

For the year ended December 31, 2013, Transamerica PIMCO Real Return TIPS VP, Initial Class returned (12.01)%. By comparison, its benchmark, the Barclays U.S. Treasury Inflation Protected Securities Index, returned (8.60)%.

STRATEGY REVIEW

An underweight to U.S. Treasury Inflation-Protected Securities contributed to returns as breakeven inflation levels narrowed over the year. From a pure duration standpoint, out-of-benchmark exposure to developed markets such as France and Italy added to returns. However, these gains were offset slightly by exposure to Brazilian interest rates, which sold off over the year. A continued allocation to non-Agency mortgages contributed to returns for the year, as these securities benefited from an ongoing housing recovery. Lastly, tactical exposure to select emerging market currencies, such as the Brazilian real, detracted from returns as they depreciated versus the U.S. dollar.

Derivatives were used in the portfolio and are instrumental in attaining specific exposures targeted to gain from anticipated market developments.

The portfolio benefited from the use of derivatives. Contributions from swaps, options, and forwards were positive, while futures contracts detracted from returns.

Mihir Worah

Portfolio Manager

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Real Return TIPS VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	10 Years or Life of Class	Inception Date
Initial Class	(12.01)%	0.95%	05/01/2011
Barclays U.S. Treasury Inflation Protected Securities Index(A)	(8.60)%	2.24%
Service Class	(9.71)%	1.32%	05/01/2011

NOTES

(A) The Barclays U.S. Treasury Inflation Protected Securities Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The Barclays U.S. Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investments in a “non-diversified” portfolio may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified portfolio. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the portfolio. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Real Return TIPS VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio's expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)
Transamerica PIMCO Real Return TIPS VP
Initial Class	$1,000.00	$988.40	$4.66	$1,020.79	$4.74	0.92%
Service Class	1,000.00	986.80	5.97	1,019.47	6.07	1.18

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

(C)	Includes interest fee on sale-buyback transactions (representing 0.05% of average net assets for Initial Class and Service Class).

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Real Return TIPS VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
U.S. Government Obligations	107.4%
Repurchase Agreements	77.2
Foreign Government Obligations	5.7
Short-Term Foreign Government Obligations	1.8
Corporate Debt Securities	1.2
Mortgage-Backed Securities	1.1
Short-Term U.S. Government Obligation	0.8
Asset-Backed Securities	0.7
Securities Lending Collateral	0.1
Purchased Swaption	0.0	(A)
Purchased Option	0.0	(A)
Other Assets and Liabilities - Net (B)	(96.0)
Total	100.0%

(A)	Percentage rounds to less than 0.1%

(B)	The Other Assets and Liabilities - Net category may include, but is not limited to, Reverse Repurchase Agreements, Forward Foreign Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, TBA Short Commitments, and Cash Collateral.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Real Return TIPS VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 107.4%
U.S. Treasury Inflation Indexed Bond
0.63%, 02/15/2043 (A)	$ 3,149,290	$ 2,421,508
0.75%, 02/15/2042 (A)	155,049	124,645
2.13%, 02/15/2040 (A)	864,496	971,342
2.38%, 01/15/2025 - 01/15/2027 (A)	15,010,281	17,275,061
2.50%, 01/15/2029 (A)	543,640	638,862
3.63%, 04/15/2028 (A)	1,010,303	1,336,441
3.88%, 04/15/2029 (A)	1,562,847	2,141,833
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/2016 - 01/15/2023 (A)	80,072,398	78,223,502
0.38%, 07/15/2023 (A)	1,003,100	967,443
0.50%, 04/15/2015 (A) (B) (C)	3,231,769	3,302,716
0.63%, 07/15/2021 (A)	13,464,620	13,667,639
1.13%, 01/15/2021 (A)	9,465,443	9,948,332
1.25%, 04/15/2014 (A) (C)	220,726	222,140
1.25%, 07/15/2020 (A)	22,424,880	23,991,123
1.38%, 07/15/2018 - 01/15/2020 (A)	6,375,130	6,867,444
1.88%, 07/15/2015 (A)	120,014	126,493
2.00%, 01/15/2016 (A)	9,822,099	10,467,440
2.63%, 07/15/2017 (A)	563,165	633,473
U.S. Treasury Note 2.75%, 11/15/2023 (A)	2,200,000	2,152,218

Total U.S. Government Obligations (cost $186,235,661)		175,479,655

FOREIGN GOVERNMENT OBLIGATIONS - 5.7%
Australia Government Bond 5.50%, 04/21/2023	AUD 200,000	197,285
Brazil Letras do Tesouro Nacional Zero Coupon, 01/01/2017	BRL 6,400,000	1,910,345
Italy Buoni Poliennali del Tesoro
1.70%, 09/15/2018	EUR 705,957	974,134
2.10%, 09/15/2016	747,544	1,060,177
2.10%, 09/15/2017 - Reg S	579,705	819,591
Mexican Bonos
4.75%, 06/14/2018	MXN 5,000,000	373,809
6.50%, 06/09/2022	5,200,000	402,616
Mexican Bonos de Proteccion al Ahorro 4.01%, 01/30/2020 (D) (E)	8,000,000	609,762
New South Wales Treasury Corp. 2.75%, 11/20/2025	AUD 1,000,000	1,117,143
New Zealand Government Bond 2.00%, 09/20/2025	NZD 600,000	461,801
Slovenia Government International Bond 4.70%, 11/01/2016 - 144A (F)	EUR 300,000	424,328
U.K. Gilt Inflation Linked 2.50%, 07/26/2016 - Reg S	GBP 100,000	560,307
Xunta de Galicia
5.76%, 04/03/2017	EUR 200,000	299,365
6.13%, 04/03/2018	100,000	153,406

Total Foreign Government Obligations (cost $9,551,930)		9,364,069

MORTGAGE-BACKED SECURITIES - 1.1%
Commercial Mortgage Pass-Through Certificates Series 2012-9W57, Class A 2.37%, 02/10/2029 - 144A	$ 800,000	818,523
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-J9, Class 2A5 5.50%, 01/25/2035	436,408	448,082

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
DBUBS Mortgage Trust Series 2011-LC2A, Class A2 3.39%, 07/10/2044 - 144A	$ 100,000	$ 104,286
First Horizon Mortgage Pass-Through Trust Series 2004-AR7, Class 2A2 2.56%, 02/25/2035 (D)	80,204	80,540
Granite Mortgages PLC Series 2003-3, Class 1A3 0.64%, 01/20/2044 (D)	257,036	255,442
GSR Mortgage Loan Trust Series 2005-AR7, Class 2A1 2.66%, 11/25/2035 (D)	87,452	84,436
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP2, Class A3A 4.68%, 07/15/2042	28,055	28,524

Total Mortgage-Backed Securities (cost $1,812,997)		1,819,833

ASSET-BACKED SECURITIES - 0.7%
CIFC Funding, Ltd. Series 2007-1A, Class A1L 0.50%, 05/10/2021 - 144A (D)	100,000	98,294
First Franklin Mortgage Loan Asset Backed Certificates Series 2005-FF11, Class A2D 0.51%, 11/25/2035 (D)	93,561	90,342
RAAC Series 2006-SP4, Class A2 0.34%, 11/25/2036 (D)	46,847	46,734
RAMP Trust Series 2006-RZ5, Class A2 0.35%, 08/25/2046 (D)	661,032	618,051
SLC Student Loan Trust Series 2009-AA, Class A 4.75%, 06/15/2033 - 144A (D) (F)	147,202	133,509
Structured Asset Securities Corp. Series 2005-WF1, Class M1 0.83%, 02/25/2035 (D)	155,270	144,737

Total Asset-Backed Securities (cost $1,128,485)		1,131,667

CORPORATE DEBT SECURITIES - 1.2%
Commercial Banks - 0.5%
Eksportfinans ASA 5.50%, 06/26/2017	700,000	738,150
Intesa Sanpaolo SpA 3.13%, 01/15/2016 (G)	100,000	101,906
Electric Utilities - 0.6%
Tokyo Electric Power Co., Inc. 4.50%, 03/24/2014	EUR 700,000	967,680
Real Estate Management & Development - 0.1%
Deutsche Annington Finance BV 3.20%, 10/02/2017 - 144A	$ 200,000	202,690

Total Corporate Debt Securities (cost $1,889,525)		2,010,426

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.8%
U.S. Treasury Bill 0.12%, 12/11/2014 (H) (I)	1,300,000	1,298,433

Total Short-Term U.S. Government Obligation (cost $1,298,433)		1,298,433

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Real Return TIPS VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS - 1.8%
Mexico Cetes
1.82%, 01/16/2014 (H)	MXN 2,381,000	$ 181,896
3.53%, 06/12/2014 (H)	37,132,000	2,796,637

Total Short-Term Foreign Government Obligations (cost $2,997,762)		2,978,533

	Contracts	Value
PURCHASED OPTION - 0.0% (J)
Put Option - 0.0% (J)
5-Year U.S. Treasury Note Future Exercise Price $ 112.00 Expires 02/21/2014	36	281

Total Purchased Option (cost $241)		281

	Notional Amount	Value
PURCHASED SWAPTION - 0.0% (J)
Put Option - 0.0% (J)
OTC- If exercised the Series receives floating 3 Month LIBOR, and pays 3.875%, European Style (F) Expires 04/14/2014 Counterparty: DUB	$ 500,000	17,674

Total Purchased Swaption (cost $25,425)		17,674

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (H)	104,445	104,445

Total Securities Lending Collateral (cost $104,445)		104,445

	Principal	Value
REPURCHASE AGREEMENTS - 77.2%
Bank of America 0.01% (H), dated 12/31/2013, to be repurchased at $24,000,013 on 01/02/2014. Collateralized by a U.S. Government Obligation, 0.25%, due 02/28/2015, and with a value of $24,478,289.	$ 24,000,000	24,000,000
Barclays Capital, Inc. 0.01% (H), dated 12/31/2013, to be repurchased at $6,000,003 on 01/02/2014. Collateralized by a U.S. Government Obligation, 0.63%, due 08/31/2017, and with a value of $6,105,338.	6,000,000	6,000,000

	Principal	Value
REPURCHASE AGREEMENTS (continued)
Deutsche Bank AG 0.02% (H), dated 12/31/2013, to be repurchased at $19,600,022 on 01/02/2014. Collateralized by a U.S. Government Obligation, 4.50%, due 08/15/2039, and with a value of $19,566,148.	$ 19,600,000	$ 19,600,000
JPMorgan Securities, Inc. 0.03% (H), dated 12/31/2013, to be repurchased at $22,700,038 on 01/02/2014. Collateralized by a U.S. Government Obligation, 2.50%, due 03/31/2015, and with a value of $23,036,115.	22,700,000	22,700,000
Royal Bank of Scotland 0.02% (H), dated 12/31/2013, to be repurchased at $52,900,059 on 01/02/2014. Collateralized by U.S. Government and U.S. Government Agency Obligations, 0.25% - 1.13%, due 12/31/2015 - 05/25/2018, and with a total value of $53,971,323.	52,900,000	52,900,000
State Street Bank & Trust Co. 0.01% (H), dated 12/31/2013, to be repurchased at $797,514 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 05/15/2039, and with a value of $813,643.	797,514	797,514

Total Repurchase Agreements (cost $125,997,514)		125,997,514

Total Investment Securities (cost $331,042,418) (K)		320,202,530
Other Assets and Liabilities - Net - (96.0)%		(156,863,569)

Net Assets - 100.0%		$ 163,338,961

	Contracts	Value
WRITTEN OPTION - (0.0)% (J)
Put Option - (0.0)% (J)
Eurodollar, Mid-Curve 3-Year Future Exercise Price $ 97.38 Expires 03/14/2014	8	$ (4,000)

Total Written Option (premiums $(2,787))		$ (4,000)

WRITTEN SWAPTIONS:
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums Paid (Received)	Value
Call - OTC 10-Year Interest Rate Swap	BCLY	6-Month EUR EURIBOR Reuters	Receive	2.00%	01/27/2014	EUR 300,000	$ (2,800)	$ (300)
Call - OTC 10-Year Interest Rate Swap	HSBC	6-Month EUR EURIBOR Reuters	Receive	2.00	01/27/2014	1,300,000	(9,439)	(774)
Call - OTC 2-Year Interest Rate Swap	BOA	6-Month EUR EURIBOR Reuters	Receive	0.55	01/15/2014	17,200,000	(20,938)	(18,928)
Call - OTC 5-Year Interest Rate Swap	GSC	3-Month USD LIBOR BBA	Receive	1.30	03/17/2014	$ 5,800,000	(7,040)	(448)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Real Return TIPS VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

WRITTEN SWAPTIONS: (continued)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums Paid (Received)	Value
Call - OTC 5-Year Interest Rate Swap	GSC	3-Month USD LIBOR BBA	Receive	1.40	01/27/2014	$ 5,400,000	$ (11,592)	$ (6,962)
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month EUR EURIBOR Reuters	Pay	2.50	01/27/2014	EUR 300,000	(2,577)	(51)
Put - OTC 10-Year Interest Rate Swap	HSBC	6-Month EUR EURIBOR Reuters	Pay	2.50	01/27/2014	1,300,000	(9,615)	(92)
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD LIBOR BBA	Pay	2.00	03/31/2014	$ 1,100,000	(1,148)	(2,019)
Put - OTC 2-Year Interest Rate Swap	BOA	6-Month EUR EURIBOR Reuters	Pay	0.75	01/15/2014	EUR 17,200,000	(26,971)	(130)
Put - OTC 5-Year Interest Rate Swap	GSC	3-Month USD LIBOR BBA	Pay	1.90	03/17/2014	$ 5,800,000	(24,414)	(45,087)
Put - OTC 5-Year Interest Rate Swap	GSC	3-Month USD LIBOR BBA	Pay	2.00	01/27/2014	5,400,000	(28,500)	(94)
Put - OTC 5-Year Interest Rate Swap	DUB	6-Month USD LIBOR BBA	Pay	2.85	04/14/2014	2,200,000	(26,400)	(1,097)

							$ (171,434)	$ (75,982)

CENTRALLY CLEARED SWAP AGREEMENTS: (L)
INTEREST RATE SWAP AGREEMENTS - FIXED RATE RECEIVABLE:
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	0.75%	09/17/2015	$5,100,000	$ 12,736	$ 10,469	$2,267

INTEREST RATE SWAP AGREEMENTS - FIXED RATE PAYABLE:
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	3.50%	12/18/2043	$ 7,300,000	$ 580,242	$353,901	$226,341
6-Month JPY-LIBOR	1.00	09/18/2023	JPY 340,000,000	(36,454)	(24,591)	(11,863)

				$ 543,788	$329,310	$214,478

OVER THE COUNTER SWAP AGREEMENTS:
INTEREST RATE SWAP AGREEMENTS - FIXED RATE RECEIVABLE:
Floating Rate Index	Fixed Rate	Expiration Date	Counterparty	Notional Amount	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
BRL-CDI	10.91%	01/02/2017	HSBC	BRL 4,500,000	$ (45,759)	$ (4,379)	$ (41,380)
France CPI ex Tobacco	1.95	07/25/2021	BCLY	EUR 800,000	21,051	(5,234)	26,285
France CPI ex Tobacco	1.95	07/25/2021	BOA	1,700,000	44,733	1,806	42,927
France CPI ex Tobacco (F)	1.95	07/25/2023	DUB	600,000	7,248	6,805	443
France CPI ex Tobacco (F)	2.11	10/08/2023	DUB	800,000	26,011	9,909	16,102
France CPI ex Tobacco	2.15	04/01/2021	GSC	2,000,000	117,288	12,135	105,153
France CPI ex Tobacco	2.15	04/01/2021	DUB	200,000	11,729	4,020	7,709

					$ 182,301	$ 25,062	$ 157,239

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Real Return TIPS VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

INTEREST RATE SWAP AGREEMENTS - FIXED RATE PAYABLE:
Floating Rate Index	Fixed Rate	Expiration Date	Counterparty	Notional Amount	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
U.S. CPI Urban Consumers NAS	1.73%	04/15/2016	GSC	$4,700,000	$ 3,013	$ (9,392)	$ 12,405
U.S. CPI Urban Consumers NAS	1.83	11/29/2016	DUB	1,400,000	(2,240)	(577)	(1,663)
U.S. CPI Urban Consumers NAS	1.83	11/29/2016	BNP	600,000	(960)	(136)	(824)
U.S. CPI Urban Consumers NAS	1.85	11/29/2016	DUB	1,200,000	(2,649)	0	(2,649)
U.S. CPI Urban Consumers NAS	1.86	11/05/2016	DUB	900,000	(2,838)	0	(2,838)
U.S. CPI Urban Consumers NAS	1.91	04/15/2017	BCLY	1,400,000	(2,065)	0	(2,065)
U.S. CPI Urban Consumers NAS(F)	2.04	12/31/2017	BCLY	1,600,000	(230)	0	(230)
U.S. CPI Urban Consumers NAS	2.18	10/01/2018	GSC	800,000	(6,408)	(479)	(5,929)
U.S. CPI Urban Consumers NAS	2.36	01/28/2017	DUB	100,000	(4,742)	0	(4,742)
U.S. CPI Urban Consumers NAS	2.42	02/12/2017	GSC	700,000	(14,948)	0	(14,948)
U.S. CPI Urban Consumers NAS	2.50	07/15/2022	DUB	1,800,000	(39,761)	24,023	(63,784)

					$ (73,828)	$ 13,439	$ (87,267)

FUTURES CONTRACTS: (M)
Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note	Long	36	03/31/2014	$ (51,807)
90-Day Eurodollar	Long	25	09/15/2014	8,701
90-Day Eurodollar	Long	5	09/14/2015	40
90-Day Eurodollar	Long	39	12/14/2015	(11,133)
90-Day Eurodollar	Long	50	03/14/2016	(40,709)
90-Day Eurodollar	Long	13	03/13/2017	10,540

				$ (84,368)

FORWARD FOREIGN CURRENCY CONTRACTS:
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
AUD	BCLY	(1,988,000)	01/06/2014	$(1,815,654)	$41,290
AUD	BOA	1,988,000	01/06/2014	1,761,911	12,454
AUD	BOA	(1,988,000)	02/04/2014	(1,758,515)	(12,534)
BRL	BOA	(2,741,105)	01/03/2014	(1,199,871)	38,929
BRL	BOA	2,741,105	01/03/2014	1,170,112	(9,171)
BRL	DUB	(852,145)	01/03/2014	(376,373)	15,463
BRL	DUB	(3,619,888)	01/03/2014	(1,545,244)	12,111
BRL	DUB	4,472,034	01/03/2014	1,929,264	(35,221)
BRL	HSBC	(808,571)	01/03/2014	(351,415)	8,961
BRL	HSBC	(70,213)	01/03/2014	(30,466)	729
BRL	HSBC	878,784	01/03/2014	375,132	(2,940)
BRL	DUB	(4,472,034)	02/04/2014	(1,914,070)	35,091
CAD	DUB	(82,000)	03/20/2014	(76,937)	(107)
EUR	BNP	3,117,000	01/02/2014	4,285,875	2,176
EUR	BOA	(2,598,000)	01/02/2014	(3,516,419)	(57,644)
EUR	DUB	(221,000)	01/02/2014	(297,335)	(6,695)
EUR	DUB	(298,000)	01/02/2014	(400,931)	(9,027)
EUR	BNP	(3,117,000)	02/04/2014	(4,285,781)	(2,207)
GBP	BCLY	(341,000)	03/12/2014	(557,942)	(6,452)
JPY	HSBC	(6,200,000)	02/18/2014	(62,436)	3,548
MXN	BNP	(2,648,017)	03/06/2014	(202,082)	337
MXN	BNP	(3,430,152)	03/06/2014	(262,322)	989
MXN	GSC	(2,064,000)	03/06/2014	(157,297)	47
MXN	HSBC	(4,941,000)	03/06/2014	(379,476)	3,035
MXN	GSC	(38,889,223)	06/12/2014	(2,963,892)	23,526
NZD	DUB	559,000	01/06/2014	456,258	3,256
NZD	HSBC	(559,000)	01/06/2014	(458,843)	(671)
NZD	DUB	(559,000)	02/04/2014	(455,298)	(3,270)

					$ 56,003

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Real Return TIPS VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

VALUATION SUMMARY: (N)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
U.S. Government Obligations	$—	$175,479,655	$—	$175,479,655
Foreign Government Obligations	—	9,364,069	—	9,364,069
Mortgage-Backed Securities	—	1,819,833	—	1,819,833
Asset-Backed Securities	—	1,131,667	—	1,131,667
Corporate Debt Securities	—	2,010,426	—	2,010,426
Short-Term U.S. Government Obligation	—	1,298,433	—	1,298,433
Short-Term Foreign Government Obligations	—	2,978,533	—	2,978,533
Purchased Option	281	—	—	281
Purchased Swaption	—	17,674	—	17,674
Securities Lending Collateral	104,445	—	—	104,445
Repurchase Agreements	—	125,997,514	—	125,997,514
Total Investment Securities	$104,726	$320,097,804	$—	$320,202,530

Derivative Financial Instruments
Interest Rate Swap Agreements (O)	$—	$439,632	$—	$439,632
Futures Contracts (O)	19,281	—	—	19,281
Forward Foreign Currency Contracts (O)	—	201,942	—	201,942
Total Derivative Financial Instruments	$19,281	$641,574	$—	$660,855

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
LIABILITIES
Derivative Financial Instruments
Written Options	$(4,000)	$—	$—	$(4,000)
Written Swaptions	—	(75,982)	—	(75,982)
Interest Rate Swap Agreements (O)	—	(152,915)	—	(152,915)
Futures Contracts (O)	(103,649)	—	—	(103,649)
Forward Foreign Currency Contracts (O)	—	(145,939)	—	(145,939)
Total Derivative Financial Instruments	$(107,649)	$(374,836)	$—	$(482,485)

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Security is subject to sale-buyback transactions.
(B)	All or a portion of this security has been segregated by the custodian with the broker as collateral to cover margin requirements for open futures contracts. Total value of securities segregated as collateral to cover margin requirements for open futures contracts is $129,969.
(C)	All or a portion of this security has been segregated by the custodian with the broker as collateral for centrally cleared swaps. Total value of securities segregated as collateral to cover centrally cleared swaps is $519,526.
(D)	Floating or variable rate note. Rate is listed as of December 31, 2013.
(E)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If a security makes cash payment in addition to in-kind, the cash rate is disclosed separately.
(F)	Illiquid. Total aggregate fair value of illiquid securities is $575,511, or 0.35% of the portfolio's net assets, and total aggregate market value of illiquid derivatives is $33,029, or 0.02% of the portfolio's net assets.
(G)	All or a portion of this security is on loan. The value of all securities on loan is $102,356. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(H)	Rate shown reflects the yield at December 31, 2013.
(I)	All or a portion of this security has been segregated by the custodian with the broker as collateral for open swap, swaptions and/or forward foreign currency contracts. Total value of securities segregated for open swap, swaptions and/or forward foreign currency contracts is $1,008,893.
(J)	Percentage rounds to less than 0.1%.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Real Return TIPS VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS: (continued)

(K)	Aggregate cost for federal income tax purposes is $337,676,533. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $412,164 and $17,886,167, respectively. Net unrealized depreciation for tax purposes is $17,474,003.
(L)	Cash in the amount of $98,000 has been segregated by the custodian with the broker as collateral for centrally cleared swaps.
(M)	Cash in the amount of $9,000 has been segregated by the custodian with the broker as collateral to cover margin requirements for open futures contracts.
(N)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(O)	Derivative financial instruments valued at unrealized appreciation (depreciation) on the instrument.

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities aggregated $1,781,630, or 1.09% of the portfolio's net assets.
BBA	British Bankers' Association
BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America
CDI	Credit Default Index
CPI	Consumer Price Index
DUB	Deutsche Bank AG
EURIBOR	Euro InterBank Offered Rate
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
LIBOR	London Interbank Offered Rate
NAS	National Academy of Sciences
OTC	Over the Counter
Reg S	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
USD	United States Dollar

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Real Return TIPS VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment securities, at value (cost: $205,044,904) (including securities loaned of $102,356)	$194,205,016
Repurchase agreement, at value (cost: $125,997,514)	125,997,514
Cash on deposit with broker	107,000
Foreign currency, at value (cost: $625,372)	594,284
Unrealized appreciation on forward foreign currency contracts	201,942
Unrealized appreciation on OTC swap agreements	211,024
Premium paid on OTC swap agreements	58,698
Receivables:
Interest	753,595
Securities lending income (net)	10
Variation margin receivable on derivative financial instruments	93,570
Deferred income for sale-buyback financing transactions	60,921
Prepaid expenses	3,051

Total assets	322,286,625

Liabilities:
Premium received on OTC swap agreements	20,197
Accounts payable and accrued liabilities:
Shares redeemed	16,406
Investment securities purchased	455,626
Management and advisory fees	100,478
Distribution and service fees	35,500
Administration fees	3,589
Transfer agent fees	452
Trustees fees	46
Audit and tax fees	24,337
Custody fees	14,791
Legal fees	2,986
Printing and shareholder reports fees	17,563
Other	99
Collateral for securities on loan	104,445
Payable for sale-buyback financing transactions	157,784,176
Written options and swaptions, at value (premiums: $174,221)	79,982
Unrealized depreciation on forward foreign currency contracts	145,939
Unrealized depreciation on OTC swap agreements	141,052

Total liabilities	158,947,664

Net assets	$163,338,961

Net assets consist of:
Capital stock ($0.01 par value)	$167,193
Additional paid-in capital	181,916,626
Undistributed (accumulated) net investment income (loss)	942,681
Undistributed (accumulated) net realized gain (loss)	(9,171,139)
Net unrealized appreciation (depreciation) on:
Investment securities	(10,839,888)
Futures contracts	(84,368)
Written options and swaptions	94,239
Swap agreements	286,717
Translation of assets and liabilities denominated in foreign currencies	26,900

Net assets	$163,338,961

Net assets by class:
Initial Class	$1,916,718
Service Class	161,422,243

Shares outstanding:
Initial Class	198,713
Service Class	16,520,626

Net asset value and offering price per share:
Initial Class	$9.65
Service Class	9.77

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Interest income	$1,856,069
Securities lending income (net)	1,187

Total investment income	1,857,256

Expenses:
Management and advisory	1,216,597
Distribution and service:
Service Class	431,839
Administration	43,450
Transfer agent	2,509
Trustees	5,350
Audit and tax	25,488
Custody	145,449
Legal	9,348
Printing and shareholder reports	37,891
Interest	83,305
Other	8,288

Total expenses	2,009,514

Net investment income (loss)	(152,258)

Net realized gain (loss) on transactions from:
Investment securities	(1,934,550)
Futures contracts	(37,963)
Written options and swaptions	246,574
Swap agreements	(80,621)
Foreign currency transactions	(146,978)

Net realized gain (loss)	(1,953,538)

Net change in unrealized appreciation (depreciation) on:
Investment securities	(16,580,437)
Futures contracts	(96,582)
Written options and swaptions	67,884
Swap agreements	232,534
Translation of assets and liabilities denominated in foreign currencies	(97,608)

Net change in unrealized appreciation (depreciation)	(16,474,209)

Net realized and change in unrealized gain (loss)	(18,427,747)

Net increase (decrease) in net assets resulting from operations	$(18,580,005)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Real Return TIPS VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$(152,258)	$539,461
Net realized gain (loss)	(1,953,538)	422,021
Net change in unrealized appreciation (depreciation)	(16,474,209)	5,720,002
Net increase (decrease) in net assets resulting from operations	(18,580,005)	6,681,484

Distributions to shareholders:
Net investment income:
Initial Class	(3,294)	(29,813)
Service Class	(578,914)	(289,544)
Total distributions from net investment income	(582,208)	(319,357)
Net realized gains:
Initial Class	(24,073)	(151,680)
Service Class	(6,259,430)	(1,704,579)
Total distributions from net realized gains	(6,283,503)	(1,856,259)
Total distributions to shareholders	(6,865,711)	(2,175,616)

Capital share transactions:
Proceeds from shares sold:
Initial Class	6,175,413	472,788
Service Class	59,897,550	115,852,149
	66,072,963	116,324,937
Dividends and distributions reinvested:
Initial Class	27,367	3,083
Service Class	6,838,344	1,994,123
	6,865,711	1,997,206
Cost of shares redeemed:
Initial Class	(4,434,487)	(11,258,254)
Service Class	(50,163,599)	(17,004,524)
	(54,598,086)	(28,262,778)
Net increase (decrease) in net assets resulting from capital share transactions	18,340,588	90,059,365
Net increase (decrease) in net assets	(7,105,128)	94,565,233
Net assets:
Beginning of year	170,444,089	75,878,856
End of year	$163,338,961	$170,444,089
Undistributed (accumulated) net investment income (loss)	$942,681	$928,928

Share activity:
Shares issued:
Initial Class	587,301	42,374
Service Class	5,584,148	10,388,879
	6,171,449	10,431,253
Shares issued-reinvested from dividends and distributions:
Initial Class	2,839	277
Service Class	699,217	179,651
	702,056	179,928
Shares redeemed:
Initial Class	(423,199)	(1,011,494)
Service Class	(4,833,928)	(1,541,688)
	(5,257,127)	(2,553,182)

Net increase (decrease) in shares outstanding:
Initial Class	166,941	(968,843)
Service Class	1,449,437	9,026,842
	1,616,378	8,057,999

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Real Return TIPS VP

STATEMENT OF CASH FLOWS

For the year ended December 31, 2013

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(18,580,005)

Adjustments to reconcile change in net assets resulting from operations to net cash used in operating activities:
Purchases of long-term investments	(127,791,484)
Proceeds from sales of long-term investments	93,356,232
Purchases/proceeds from sales of short-term investments, net	(4,047,463)
Net change in unrealized appreciation (depreciation) on investment securities, futures contracts, written option and swaption contracts, swap agreements and foreign currency translations	16,474,209
Net realized loss on transactions from investment securities, futures contracts, written option and swaption contracts, swap agreements and foreign currency transactions	1,953,538
Net amortization/accretion on investments	1,754,614
Decrease in receivable for investment securities sold	16,582,209
Increase in interest receivable	(119,846)
Increase in futures contracts transactions	(213,595)
Increase in cash on deposit with brokers	(1,000)
Increase in prepaid expenses	(3,051)
Decrease in payable for investment securities purchased	(15,354,374)
Net cash provided by swap transactions	41,363
Net cash used in foreign currency transactions	(194,498)
Increase in collateral for securities on loan	104,445
Decrease in accrued management and advisory, trustees, transfer agent and administration fees	(1,710)
Increase in accrued liabilities	26,391
Net cash used in operating activities	(36,014,025)

Cash flows from financing activities:
Proceeds from sale-buyback transactions	931,953,917
Payments on sale-buyback transactions	(907,240,543)
Proceeds from shares sold, net of receivable for shares sold	66,465,130
Payment of shares redeemed, net of payable for shares redeemed	(54,584,654)
Net cash provided by financing activities	36,593,850

Net increase in cash and foreign currencies	579,825
Cash and foreign currencies at beginning of year	$14,459
Cash and foreign currencies at end of year	$594,284

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$83,305
Non-cash financing activities included herein consist of reinvestment of distributions	$6,865,711

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Real Return TIPS VP

FINANCIAL HIGHLIGHTS

For the period or years ended:

For a share outstanding throughout each period/year	Initial Class
	December 31, 2013		December 31, 2012		December 31, 2011 (A)
Net asset value
Beginning of period/year	$11.47		$10.78		$10.00
Investment operations
Net investment income (loss)(B)	0.07		0.09		0.14
Net realized and unrealized gain (loss)	(1.45)		0.78		0.64
Total investment operations	(1.38)		0.87		0.78
Distributions
Net investment income	(0.05)		(0.03)		—
Net realized gains	(0.39)		(0.15)		—
Total distributions	(0.44)		(0.18)		—
Net asset value
End of period/year	$9.65		$11.47		$10.78
Total return(C)	(12.01)%		8.12%		7.80	%(D)
Net assets end of period/year (000's)	$1,917		$365		$10,786
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.91	%(E)	0.88	%(E)	0.90	%(F)
Before (waiver/reimbursement) recapture	0.91	%(E)	0.87	%(E)	0.92	%(F)
Net investment income (loss) to average net assets	0.68	%(E)	0.83	%(E)	0.90	%(F)
Portfolio turnover rate	52	%(G)	409	%(G)	384	%(D)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Includes interest fee on sale-buyback transactions (representing 0.05% and 0.04% of average net assets for the years ended December 31, 2013 and December 31, 2012, respectively).
(F)	Annualized.
(G)	Excludes sale-buyback transactions.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Real Return TIPS VP

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Service Class
	December 31, 2013		December 31, 2012		December 31, 2011 (A)
Net asset value
Beginning of period/year	$11.29		$10.77		$10.00
Investment operations
Net investment income (loss)(B)	(0.01)		0.05		0.01
Net realized and unrealized gain (loss)	(1.08)		0.64		0.76
Total investment operations	(1.09)		0.69		0.77
Distributions
Net investment income	(0.04)		(0.03)		—
Net realized gains	(0.39)		(0.14)		—
Total distributions	(0.43)		(0.17)		—
Net asset value
End of period/year	$9.77		$11.29		$10.77
Total return(C)	(9.71)%		6.49%		7.70	%(D)
Net assets end of period/year (000's)	$161,422		$170,079		$65,093
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.16	%(E)	1.13	%(E)	1.15	%(F)
Before (waiver/reimbursement) recapture	1.16	%(E)	1.12	%(E)	1.17	%(F)
Net investment income (loss) to average net assets	(0.09	)%(E)	0.43	%(E)	0.06	%(F)
Portfolio turnover rate	52	%(G)	409	%(G)	384	%(D)

(A)	Commenced operations on May 1, 2011.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Includes interest fee on sale-buyback transactions (representing 0.05% and 0.04% of average net assets for the years ended December 31, 2013 and December 31, 2012, respectively).
(F)	Annualized.
(G)	Excludes sale-buyback transactions.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Real Return TIPS VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST") is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Real Return TIPS VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

This report must be accompanied by the Portfolio's current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio's financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Real Return TIPS VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other in the Statement of Operations.

Forward foreign currency contracts: The Portfolio is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio enters into forward foreign currency contracts to hedge against exchange rate risk

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Real Return TIPS VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2013 are listed in the Schedule of Investments.

Option contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio enters into option contracts to manage exposure to various market fluctuations. The Portfolio purchases or writes put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying investment. Writing put options tends to increase exposure to the underlying investment. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability in the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The underlying face amounts of open option and swaption contracts at December 31, 2013 are listed in the Schedule of Investments.

Transactions in written options were as follows:

	Premiums	Contracts
Balance at December 31, 2012	$—	—
Sales	12,933	32
Closing Buys	(807)	(2)
Expirations	(2,832)	(10)
Exercised	(6,507)	(12)
Balance at December 31, 2013	$2,787	8

Transactions in written swaptions and foreign exchange options were as follows:

	Premiums	Notional Amount
Balance at December 31, 2012	$136,329	$17,800,000
Sales	278,183	74,300,000
Closing Buys	(50,060)	(6,000,000)
Expirations	(184,161)	(42,600,000)
Exercised	(81,197)	(17,800,000)
Balance at December 31, 2013	$99,094	$25,700,000

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Real Return TIPS VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

	Premiums	Notional Amount
Balance at December 31, 2012	$2,657	EUR 500,000
Sales	166,803	95,900,000
Closing Buys	—	—
Expirations	(97,120)	(58,800,000)
Exercised	—	—
Balance at December 31, 2013	$72,340	EUR 37,600,000

	Premiums	Notional Amount
Balance at December 31, 2012	$—	JPY —
Sales	4,931	160,000,000
Closing Buys	—	—
Expirations	(4,931)	(160,000,000)
Exercised	—	—
Balance at December 31, 2013	$—	JPY —

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2013 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be executed in multilateral or other trade facility platforms, such as a registered exchange (“centrally cleared swaps”). Centrally cleared swaps listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swaps the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, variance, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such in the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses in the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses in the Statement of Operations.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Real Return TIPS VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Specific risks and accounting related to each type of swap agreement are identified and described in the following paragraphs:

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The open centrally cleared swap agreements at December 31, 2013 are listed in the Schedule of Investments. The centrally cleared swap agreements are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio, if applicable, and is included in the Statement of Assets and Liabilities.

The open OTC swap agreements at December 31, 2013 are listed in the Schedule of Investments. The premiums paid (received), as applicable, is included in the Statement of Assets and Liabilities along with the unrealized appreciation (depreciation).

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price.

The Portfolio’s average borrowings for the year ended December 31, 2013 were as follows:

Average daily borrowing	Number of days outstanding	Weighted average interest rate
$6,078,193	183	0.11%

The open reverse repurchase agreements at December 31, 2013, if any, are listed in the Schedule of Investments and are reflected as a liability in the Statements of Assets and Liabilities.

Sale-buyback: The Portfolio enters into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase substantially similar securities (same type and interest rate) on a specified future date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “pricedrop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as the following: (i) the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio; (ii) the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio's turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2013, the Portfolio earned price drop fee income of $259,797. The price drop fee income is included in Interest income in the Statement of Operations.

The outstanding payable for securities to be repurchased is included in payable for sale-buyback financing in the Statement of Assets and Liabilities. The average borrowing for sale-buyback financing transactions during the year ended December 31, 2013, for the

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Real Return TIPS VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Portfolio was approximately $43,128,245, with an average interest rate of 0.19%. The interest expense is included in Interest in the Statement of Operations.

Open sale-buyback financing transactions at December 31, 2013 are included in the Schedule of Investments.

Structured notes: The Portfolio invests in structured notes. A structured debt instrument is a hybrid debt security that has an embedded derivative. This type of instrument is used to manage cash flows from the debt security. Investing in structured notes involves the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Structured notes may be less liquid than other types of securities and more volatile than their underlying reference instruments. All structured notes are listed within the Schedule of Investments.

When-Issued, forward delivery securities and delayed delivery settlements: The Portfolio may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. Government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses on the security.

Treasury inflation-protected securities (“TIPS”): The Portfolio invests in TIPS. TIPS are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of a TIPS will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The adjustments to principal due to inflation/deflation are reflected as increases/decreases to Interest income in the Statement of Operations with a corresponding adjustment to cost.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2013 are listed in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Real Return TIPS VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Statement of Cash Flows: GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of sale-buyback financing transactions, have been determined to be at a level requiring a Statement of Cash Flows. A Statement of Cash Flows has been prepared using the indirect method which requires net increase in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio's Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Real Return TIPS VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage passthroughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage passthroughs include to be announced (“TBA”) securities and mortgage passthrough certificates. Generally, TBA securities and mortgage passthroughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter ("OTC") derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Real Return TIPS VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio's investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2013:

	Market Value	% of Net Assets
Transamerica Madison Balanced Allocation VP	$962,174	0.59%
Transamerica Madison Conservative Allocation VP	955,412	0.58
Total	$1,917,586	1.17%

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $250 million	0.700%
Over $250 million up to $750 million	0.650%
Over $750 million up to $1 billion	0.600%
Over $1 billion	0.550%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.90%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Real Return TIPS VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$19,341,988
U.S. Government	108,449,496

Proceeds from maturities and sales of securities:
Long-term	21,154,731
U.S. Government	74,258,006

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2012	Ending number of positions at December 31, 2013	Average number of positions (A)
Futures contracts	3	6	5
Purchased options and swaptions	1	2	1
Written options and swaptions	10	13	19
Swap agreements	5	21	10
Forward foreign currency contracts	18	28	41
(A)	Calculated based on positions held at each month end during the current year.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Real Return TIPS VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

The tables below highlight the types of risk associated with the derivative instruments:

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Total
Asset derivatives
Purchased options and swaptions, at value (B) (C)	$17,955	$—	$17,955
Premium paid on swap agreements (C) (D)	423,068	—	423,068
Unrealized appreciation on futures contracts (C) (E)	19,281	—	19,281
Unrealized appreciation on swap agreements (C) (F)	439,632	—	439,632
Unrealized appreciation on forward foreign currency contracts	—	201,942	201,942
Total gross amount of assets (G)	$899,936	$201,942	$1,101,878
Liability derivatives
Written options and swaptions, at value (C)	$(79,982)	$—	$(79,982)
Premium received on swap agreements (C) (H)	(44,788)	—	(44,788)
Unrealized depreciation on futures contracts (C) (E)	(103,649)	—	(103,649)
Unrealized depreciation on swap agreements (C) (F)	(152,915)	—	(152,915)
Unrealized depreciation on forward foreign currency contracts	—	(145,939)	(145,939)
Total gross amount of liabilities (G)	$(381,334)	$(145,939)	$(527,273)
(B)	Included within Investment securities, at value.
(C)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(D)	Includes premium paid on OTC swap agreements as reported on the Statement of Assets and Liabilities, as well as the premium paid on centrally cleared swap agreements included in the variation margin receivable/payable on derivative financial instruments.
(E)	Includes cumulative appreciation (depreciation) on futures contracts as reported in Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.
(F)	Includes unrealized appreciation (depreciation) on OTC swap agreements as reported on the Statement of Assets and Liabilities, as well as the unrealized appreciation (depreciation) on centrally cleared swap agreements included in the variation margin receivable/payable on derivative financial instruments.
(G)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.
(H)	Includes premium received on OTC swap agreements as reported on the Statement of Assets and Liabilities, as well as the premium received on centrally cleared swap agreements included in the variation margin receivable/payable on derivative financial instruments.

The following tables present the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2013:

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Financial Assets and Derivative Assets, and Collateral Received as of December 31, 2013:

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities (I)	Value Eligible for Offset	Collateral Received (J)	Net Amount (not less than $0)
BNP Paribas	$3,502	$(3,167)	$—	$335
Bank of America, N.A.	96,116	(96,116)	—	—
Barclays Bank PLC	67,575	(14,332)	—	53,243
Deutsche Bank AG	152,606	(131,670)	—	20,936
Goldman Sachs Bank USA	153,266	(85,358)	—	67,908
HSBC Bank USA	16,273	(16,273)	—	—
Other Derivatives(K)	612,540	—	—	612,540
Total	$1,101,878	$(346,916)	$—	$754,962

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Real Return TIPS VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

Financial Liabilities and Derivative Liabilities, and Collateral Pledged as of December 31, 2013:

Counterparty	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities (I)	Value Eligible for Offset	Collateral Pledged (J)	Net Amount (not less than $0)
BNP Paribas	$3,167	$(3,167)	$—	$—
Bank of America, N.A.	98,407	(96,116)	—	2,291
Barclays Bank PLC	14,332	(14,332)	—	—
Deutsche Bank AG	131,670	(131,670)	—	—
Goldman Sachs Bank USA	85,358	(85,358)	—	—
HSBC Bank USA	50,236	(16,273)	—	33,963
Other Derivatives (K)	144,103	—	—	144,103
Total	$527,273	$(346,916)	$—	$180,357
(I)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
(J)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(K)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Total
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on purchased options and swaptions (L)	$(312)	$6,630	$6,318
Net realized gain (loss) on futures contracts	(37,963)	—	(37,963)
Net realized gain (loss) on written options and swaptions	209,983	36,591	246,574
Net realized gain (loss) on swap agreements	(80,621)	—	(80,621)
Net realized gain (loss) on forward foreign currency contracts (M)	—	(29,905)	(29,905)
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased options and swaptions (N)	6,131	—	6,131
Net change in unrealized appreciation (depreciation) on futures contracts	(96,582)	—	(96,582)
Net change in unrealized appreciation (depreciation) on written options and swaptions	67,884	—	67,884
Net change in unrealized appreciation (depreciation) on swap agreements	232,534	—	232,534
Net change in unrealized appreciation (depreciation) on forward foreign currency transactions (O)	—	135,969	135,969
Total	$301,054	$149,285	$450,339
(L)	Included within Net realized gain (loss) on transactions from Investment securities.
(M)	Included within Net realized gain (loss) on transactions from Foreign currency transactions.
(N)	Included within Net change in unrealized appreciation (depreciation) on Investment securities.
(O)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies.

For non-exchange traded derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Real Return TIPS VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to wash sales, futures contracts, swaps, foreign currency transactions, paydown gain/loss, straddle loss deferral, TIPS, distributions re-designation options, and dollar roll treatment.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(1)
Undistributed (accumulated) net investment income (loss)	748,219
Undistributed (accumulated) net realized gain (loss)	(748,218)

At December 31, 2013, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 1,895,045	Short-Term Indefinitely
99,003	Long-Term Indefinitely

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2013.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$6,838,496
Long-Term Capital Gain	27,215

2012 Distributions paid from:
Ordinary Income	2,110,839
Long-Term Capital Gain	64,777

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Real Return TIPS VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 6. (continued)

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$552,670

Undistributed Long-term Capital Gain	—

Capital Loss Carryforwards	(1,994,048)

Post October Short-Term Capital Loss Deferral	—

Post October Long-Term Capital Loss Deferral	—

Late Year Ordinary Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	(17,104,794)

Other Temporary Differences	(198,686)

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio's financial statements.

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio's financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica PIMCO Real Return TIPS VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica PIMCO Real Return TIPS VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica PIMCO Real Return TIPS VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Real Return TIPS VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $27,215 for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Balanced VP

(unaudited)

MARKET ENVIRONMENT

The beginning of 2013 saw U.S. equity indices reach new highs and Treasuries sell off across the curve as signs of renewed momentum in the world’s largest economy fueled risk appetite. Investors discounted negative fiscal policy developments – including Congress’ failure to reach a deal on sequestration – and instead focused on positive news out of the housing and labor markets.

During the second quarter, conditions in financial markets deteriorated as investors reacted to signals by the U.S. Federal Reserve (“Fed”) that it would begin to taper the pace of asset purchases later in the year. The shift in tone fueled a broad-based sell-off of fixed income assets, undermining market liquidity, and sending yields higher across the risk spectrum. While the Fed’s choice to later eschew market consensus and delay tapering left investors in a state of disbelief, a few key factors guided its hand. Chief among them: economic data. Ever since the Fed began hinting at tapering this spring, headline indicators of economic growth had been unconvincing.

The Fed also kept a wary eye on the uncertain fiscal policy landscape. The economy was unlikely to escape both a government shutdown and another debt ceiling debate unscathed. Against this backdrop of elevated economic and fiscal policy uncertainty, the Fed continued to enhance one source of certainty for investors: the policy rate. The Fed would not begin hiking rates until a “considerable time” after the third quantitative easing (“QE3”) had been wound down; the longer the withdrawal from QE3 was delayed, the further the Fed would push out the eventual first rate hike.

And so in December, after months of preparation and intense data watching, the Fed announced its intention to begin gradually exiting its five-year bond-buying program. In January 2014 the Fed will reduce-or “taper”-its quantitative easing program from $85 billion to $75 billion. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee provided even greater assurances that the policy rate would remain near the zero bound until signs of sustainable growth were more broadly evident. Thus far, its ‘forward guidance’ had consisted of providing an unemployment threshold for potential action, but in December they added that it would likely maintain the current target range for the federal funds rate well past the time that the unemployment rate declines below 6.5%, especially if projected inflation continues to run below the 2% longer-run goal. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

PERFORMANCE

For the year ended December 31, 2013, Transamerica PIMCO Tactical - Balanced VP, Initial Class returned 12.16%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica PIMCO Tactical - Balanced VP Blended Benchmark (“blended benchmark”), returned 32.39% and 12.64%, respectively.

The blended benchmark is comprised of Barclays U.S. Government/Credit Bond Index 40%, the S&P 500® 35%, the Barclays Long Government/Credit Index 10%, the MSCI Europe, Australasia, Far East Index 10%, and the Russell 2000® Index 5%.

STRATEGY REVIEW

The portfolio’s equity exposure, which held on the high end of the target range, was driven by low, stable volatility. This high level of exposure contributed to performance for the year as equities rallied. From a duration standpoint, a slight overweight to the blended benchmark detracted from returns over the year as yields generally rose. Continued exposure to non-Agency mortgages, however, was positive for performance as these securities benefitted from limited supply and an ongoing housing recovery. While an underweight to credit was disadvantageous due to narrowing spreads over the year, positioning designed to take advantage of muted volatility in credit markets more than offset this negative impact. Lastly, defensive currency positioning of the Japanese yen added to returns as aggressive monetary policy drove depreciation versus the U.S. dollar.

Derivatives were used in the portfolio and are instrumental in attaining specific exposures targeted to gain from anticipated market developments. Overall equity exposure, which added to returns, was obtained via the use of futures, options, and total return swaps. The portfolio’s duration positioning, which was negative for returns, was partly facilitated through the use of interest rate swaps and futures. The portfolio’s overall corporate exposure, which was net positive for performance, was driven by positions that were established via the use of credit default swaps. Additionally, the portfolio’s exposure to select currencies, which aided performance, was obtained via forward contracts.

The portfolio had a net gain from derivatives. Futures and swap agreements were positive contributors, while foreign currency trades and written options and swaption contracts were negative contributors.

Vineer Bhansali

Josh Thimons

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	10 Years or Life of Class	Inception Date
Initial Class	12.16%	4.21%	05/01/2009
S&P 500®(A)	32.39%	19.84%
Transamerica PIMCO Tactical - Balanced VP Blended Benchmark(A)	12.64%	12.62%
Service Class	11.85%	3.96%	05/01/2009

NOTES

(A) The Transamerica PIMCO Tactical - Balanced VP Blended Benchmark is composed of the following benchmarks: The Barclays U.S. Government/Credit Index 40%, S&P 500® 35%, MSCI Europe, Australasia, Far East Index 10%, Barclays Long Government/Credit Index 10% and the Russell 2000® Index 5%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ. The Barclays U.S. Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates. The Barclays Long Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates with remaining maturities of 10 years or more. The MSCI Europe, Australasia, Far East Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. The underlying portfolios invest their assets in various underlying equity derivatives, their ability to achieve their investment objectives depends largely on the performance of the underlying equity derivatives in which they invest. There can be no assurance that the investment objectives of any underlying equity derivatives will be achieved. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Balanced VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio
Transamerica PIMCO Tactical - Balanced VP
Initial Class	$1,000.00	$1,083.00	$4.72	$1,020.94	$4.58	0.89%
Service Class	1,000.00	1,081.90	6.10	1,019.62	5.92	1.15

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Balanced VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
U.S. Government Obligations	51.1%
Repurchase Agreements	12.4
U.S. Government Agency Obligations	11.1
Short-Term U.S. Government Obligations	10.0
Securities Lending Collateral	9.5
Short-Term U.S. Government Agency Obligations	4.6
Corporate Debt Securities	4.5
Purchased Option	1.2
Asset-Backed Securities	0.9
Mortgage-Backed Securities	0.7
Foreign Government Obligations	0.4
Municipal Government Obligations	0.4
Purchased Swaption	0.0	(A)
Other Assets and Liabilities - Net(B)	(6.8)
Total	100.0%

(A)	Percentage rounds to less than 0.1%

(B)	The Other Assets and Liabilities - Net category may include, but is not limited to, Reverse Repurchase Agreements, Forward Foreign Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, TBA Short Commitments, and Cash Collateral.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 51.1%
U.S. Treasury Bond 2.75%, 08/15/2042 (A)	$ 19,300,000	$ 15,292,239
U.S. Treasury Note
0.13%, 07/31/2014 (A) (B)	2,921,000	2,921,342
0.25%, 01/31/2014 - 10/31/2014 (B)	16,089,000	16,102,437
0.25%, 05/31/2014 - 01/15/2015	43,600,000	43,632,175
0.50%, 08/15/2014 - 10/15/2014	15,500,000	15,539,561
0.63%, 07/15/2014 - 08/31/2017	17,050,000	16,934,782
0.75%, 06/15/2014	500,000	501,446
1.00%, 01/15/2014 - 05/15/2014	800,000	801,754
1.00%, 08/31/2019 (C)	10,650,000	10,071,737
1.50%, 08/31/2018	4,300,000	4,278,165
1.63%, 08/15/2022 - 11/15/2022	36,500,000	33,158,490
1.75%, 01/31/2014	300,000	300,398
2.25%, 05/31/2014	1,800,000	1,815,750

Total U.S. Government Obligations (cost $164,035,058)		161,350,276

U.S. GOVERNMENT AGENCY OBLIGATIONS - 11.1%
Fannie Mae
0.88%, 10/26/2017	1,800,000	1,769,382
1.88%, 09/18/2018 (B)	6,800,000	6,844,764
4.50%, 04/01/2028 - 10/01/2041	1,776,695	1,882,379
Financing Corp. Fico, PO Series 2011-75, Class FA 05/11/2018	600,000	553,054
Freddie Mac
1.25%, 10/02/2019	14,450,000	13,689,020
2.38%, 01/13/2022 (B)	10,800,000	10,324,422

Total U.S. Government Agency Obligations (cost $35,392,782)		35,063,021

FOREIGN GOVERNMENT OBLIGATIONS - 0.4%
Province of Ontario Canada 1.65%, 09/27/2019	1,200,000	1,151,760
Russian Federation 7.50%, 03/31/2030 - Reg S (D)	143,000	166,624

Total Foreign Government Obligations (cost $1,374,791)		1,318,384

MORTGAGE-BACKED SECURITIES - 0.7%
Banc of America Commercial Mortgage Trust Series 2006-6, Class A2 5.31%, 10/10/2045	16,718	16,754
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2004-2, Class A5 4.58%, 11/10/2038	24,853	24,857
Bear Stearns Alt-A Trust Series 2005-5, Class 1A1 0.61%, 07/25/2035 (E)	75,225	75,253
CD Commercial Mortgage Trust Series 2005-CD1, Class ASB 5.22%, 07/15/2044 (E)	78,058	78,593
Commercial Mortgage Trust Series 2005-GG5, Class A42 5.25%, 04/10/2037 (E)	200,000	202,220
Series 2007-GG9, Class A2
5.38%, 03/10/2039	214,604	219,444

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Countrywide Home Loan Mortgage Pass-Through Trust Series 2005-9, Class 1A1 0.47%, 05/25/2035 (E)	$ 112,477	$ 98,364
DBRR Trust
Series 2012-EZ1, Class A
0.95%, 09/25/2045 - 144A	275,223	275,235
Series 2013-EZ2, Class A 0.85%, 02/25/2045 - 144A (E)	151,749	151,256
Morgan Stanley Bank of America Merrill Lynch Trust, IO Series 2013-C8, Class XA 1.51%, 12/15/2048 (E) (F)	2,472,126	175,847
Structured Adjustable Rate Mortgage Loan Trust Series 2005-4, Class 6A1 0.41%, 03/25/2035 (E)	969,871	902,611

Total Mortgage-Backed Securities (cost $2,119,418)		2,220,434

ASSET-BACKED SECURITIES - 0.9%
ACA CLO, Ltd. Series 2006-1A, Class A1 0.49%, 07/25/2018 - 144A (E)	87,298	87,060
American Express Credit Account Master Trust Series 2012-5, Class A 0.59%, 05/15/2018	200,000	199,921
Ameriquest Mortgage Securities, Inc. Pass-Through Certificates Series 2004-R3, Class M1 0.69%, 05/25/2034 (E)	573,609	494,503
BlueMountain CLO, Ltd. Series 2005-1A, Class A1F 0.48%, 11/15/2017 - 144A (E)	65,419	65,235
First Franklin Mortgage Loan Asset Backed Certificates Series 2005-FF2, Class M3 0.89%, 03/25/2035 (E)	100,000	95,230
Series 2005-FF2, Class M4 1.05%, 03/25/2035 (E)	400,000	341,666
Fore CLO, Ltd. Series 2007-1A, Class A1A 0.49%, 07/20/2019 - 144A (E)	123,133	121,610
Northstar Education Finance, Inc. Series 2012-1, Class A 0.87%, 12/26/2031 - 144A (E)	129,044	128,829
RASC Trust Series 2006-EMX2, Class A2 0.37%, 02/25/2036 (E)	839,673	818,469
SLC Private Student Loan Trust Series 2006-A, Class A5 0.41%, 07/15/2036 (E)	200,000	197,245
SLM Private Credit Student Loan Trust Series 2006-B, Class A4 0.42%, 03/15/2024 (E)	200,000	192,955
SLM Private Education Loan Trust Series 2012-E, Class A1 0.92%, 10/16/2023 - 144A (E)	56,785	56,820
SLM Student Loan Trust Series 2004-10, Class A5A 0.64%, 04/25/2023 - 144A (E)	185,633	185,401

Total Asset-Backed Securities (cost $2,935,886)		2,984,944

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS - 0.4%
Bay Area Toll Authority (Revenue Bonds) Series S1 6.92%, 04/01/2040	$ 200,000	$ 244,220
Los Angeles Community College District (General Obligation Unlimited) 6.60%, 08/01/2042	200,000	247,640
Port Authority of New York & New Jersey (Revenue Bonds) 4.46%, 10/01/2062	200,000	169,568
State of California - Build America Bonds (General Obligation Unlimited) 7.35%, 11/01/2039	300,000	382,446
Utah State Board of Regents (Revenue Bonds) Series 2012-1, Class A 0.92%, 12/26/2031 (E)	125,488	127,116

Total Municipal Government Obligations (cost $1,298,109)		1,170,990

CORPORATE DEBT SECURITIES - 4.5%
Air Freight & Logistics - 0.0% (G)
United Parcel Service, Inc. 2.45%, 10/01/2022	100,000	91,891
Airlines - 0.0% (G)
Continental Airlines Pass-Through Trust
4.00%, 10/29/2024 (B)	50,000	49,750
5.50%, 10/29/2020 (B)	50,000	51,500
Automobiles - 0.1%
Daimler Finance North America LLC 0.84%, 01/09/2015 - 144A (E)	165,000	165,552
Volkswagen International Finance NV 0.68%, 11/18/2016 - 144A (E) (F)	250,000	250,568
Biotechnology - 0.1%
Amgen, Inc. 4.10%, 06/15/2021	400,000	416,828
Capital Markets - 0.3%
Goldman Sachs Group, Inc.
0.70%, 03/22/2016 (E)	300,000	298,971
6.15%, 04/01/2018	280,000	321,069
Morgan Stanley, Series MTN 6.63%, 04/01/2018 (B)	200,000	234,019
Commercial Banks - 0.8%
American Express Centurion Bank 0.69%, 11/13/2015 (E)	500,000	502,259
Bank of Montreal, Series MTN 2.55%, 11/06/2022	220,000	201,130
Bank of Nova Scotia 0.45%, 03/27/2014 (E)	400,000	399,955
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 4.50%, 01/11/2021 (B)	220,000	233,509
HSBC Holdings PLC 5.10%, 04/05/2021 (B)	280,000	311,206
JPMorgan Chase Bank NA 6.00%, 10/01/2017	260,000	297,471
Sberbank of Russia Via SB Capital SA 5.18%, 06/28/2019 - Reg S (B)	400,000	419,500
Westpac Banking Corp. 1.01%, 09/25/2015 (E)	300,000	303,182
Commercial Services & Supplies - 0.1%
ADT Corp. 4.13%, 06/15/2023 (B)	40,000	35,501
Eaton Corp. 2.75%, 11/02/2022 (B)	125,000	116,607

	Principal	Value
Commercial Services & Supplies (continued)
ERAC USA Finance LLC 1.40%, 04/15/2016 - 144A	$ 100,000	$ 100,079
Consumer Finance - 0.2%
Caterpillar Financial Services Corp., Series MTN 1.65%, 04/01/2014	150,000	150,463
PACCAR Financial Corp., Series MTN 0.51%, 02/08/2016 (E)	150,000	149,975
Toyota Motor Credit Corp. 0.53%, 05/17/2016 (E)	200,000	200,570
Diversified Financial Services - 0.5%
American Honda Finance Corp. 0.69%, 05/08/2014 - 144A (E)	150,000	150,267
General Electric Capital Corp. 0.84%, 12/11/2015 (E)	120,000	120,917
Helios Leasing I LLC 1.56%, 09/28/2024	180,963	170,827
JPMorgan Chase & Co. 3.25%, 09/23/2022	200,000	191,664
LeasePlan Corp. NV
2.50%, 05/16/2018 - 144A (F)	300,000	291,660
3.00%, 10/23/2017 - 144A	250,000	251,824
Merrill Lynch & Co., Inc., Series MTN 6.88%, 04/25/2018 (B)	220,000	260,121
Tagua Leasing LLC 1.58%, 11/16/2024	184,844	174,104
Diversified Telecommunication Services - 0.3%
AT&T, Inc. 0.62%, 02/12/2016 (E)	200,000	199,613
Verizon Communications, Inc.
1.77%, 09/15/2016 (E)	500,000	515,115
4.50%, 09/15/2020	100,000	107,057
5.15%, 09/15/2023 (B)	200,000	214,738
Electric Utilities - 0.1%
Entergy Louisiana LLC 3.30%, 12/01/2022	150,000	141,052
FirstEnergy Corp. 2.75%, 03/15/2018 (B)	100,000	98,257
Niagara Mohawk Power Corp. 4.12%, 11/28/2042 - 144A (F)	200,000	174,729
Electrical Equipment - 0.0% (G)
Schneider Electric SA 2.95%, 09/27/2022 - 144A	150,000	139,683
Energy Equipment & Services - 0.0% (G)
Plains All American Pipeline, LP / PAA Finance Corp. 2.85%, 01/31/2023	100,000	90,920
Hotels, Restaurants & Leisure - 0.1%
Carnival Corp. 1.20%, 02/05/2016 (B)	200,000	199,447
Industrial Conglomerates - 0.1%
General Electric Co. 2.70%, 10/09/2022 (B)	260,000	243,360
Insurance - 0.3%
First American Financial Corp. 4.30%, 02/01/2023	100,000	95,249
Pricoa Global Funding I 1.15%, 11/25/2016 - 144A (B) (F)	500,000	499,084

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Insurance (continued)
QBE Insurance Group, Ltd. 2.40%, 05/01/2018 - 144A	$ 200,000	$ 192,140
Internet & Catalog Retail - 0.1%
Amazon.com, Inc. 2.50%, 11/29/2022 (B)	200,000	180,285
Machinery - 0.1%
Stanley Black & Decker, Inc. 2.90%, 11/01/2022 (B)	200,000	185,806
Media - 0.1%
British Sky Broadcasting Group PLC 3.13%, 11/26/2022 - 144A (B)	80,000	74,483
COX Communications, Inc. 3.25%, 12/15/2022 - 144A	100,000	90,488
SES SA 3.60%, 04/04/2023 - 144A	200,000	186,344
Metals & Mining - 0.1%
BHP Billiton Finance USA, Ltd. 5.50%, 04/01/2014	150,000	151,913
Multi-Utilities - 0.0% (G)
Sempra Energy 2.88%, 10/01/2022	150,000	138,109
Oil, Gas & Consumable Fuels - 0.4%
Devon Energy Corp. 0.69%, 12/15/2015 (E)	200,000	200,152
Dolphin Energy, Ltd. 5.50%, 12/15/2021 - Reg S	400,000	437,000
Petroleos Mexicanos 6.00%, 03/05/2020 (B)	200,000	222,200
Rosneft Finance SA, Series MTN 7.88%, 03/13/2018 - Reg S (B)	200,000	231,000
Statoil ASA 2.45%, 01/17/2023 (B)	125,000	113,939
Western Gas Partners, LP 4.00%, 07/01/2022	115,000	109,759
Pharmaceuticals - 0.2%
AbbVie, Inc. 1.00%, 11/06/2015 (E)	200,000	202,057
Eli Lilly & Co. 4.20%, 03/06/2014 (B)	150,000	150,986
Johnson & Johnson 0.31%, 11/28/2016 (E)	200,000	200,113
Real Estate Investment Trusts - 0.0% (G)
American Tower Corp. 3.50%, 01/31/2023 (B)	100,000	91,175
Road & Rail - 0.2%
Aviation Capital Group Corp. 3.88%, 09/27/2016 - 144A (F)	200,000	206,578
Burlington Northern Santa Fe LLC 3.00%, 03/15/2023 (B)	200,000	186,252
Canadian National Railway Co. 2.25%, 11/15/2022	400,000	358,582
Software - 0.1%
Microsoft Corp. 2.13%, 11/15/2022 (B)	300,000	271,017
Tobacco - 0.1%
Philip Morris International, Inc. 6.88%, 03/17/2014 (B)	150,000	151,997
Reynolds American, Inc. 4.85%, 09/15/2023 (B)	100,000	103,231

	Principal	Value
Wireless Telecommunication Services - 0.1%
VimpelCom Holdings BV 5.20%, 02/13/2019 - 144A (B)	$ 200,000	$ 200,000

Total Corporate Debt Securities (cost $14,610,241)		14,266,849

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 10.0%
Fannie Mae 0.12%, 08/01/2014	2,600,000	2,598,124
Freddie Mac
0.10%, 05/07/2014 - 07/01/2014	3,700,000	3,698,283
0.11%, 01/23/2014 - 07/11/2014	3,972,000	3,970,734
0.12%, 07/01/2014 - 07/11/2014	4,900,000	4,896,857
0.14%, 01/08/2014	1,900,000	1,899,950
0.15%, 02/24/2014	1,400,000	1,399,685
0.16%, 01/15/2014 - 02/11/2014	1,500,000	1,499,796
U.S. Treasury Bill
0.06%, 01/16/2014 - 01/23/2014 (H)	2,500,000	2,499,923
0.06%, 01/30/2014 (B) (H)	1,900,000	1,899,904
0.08%, 02/06/2014 (H)	1,088,000	1,087,909
0.10%, 05/29/2014 (H)	3,400,000	3,398,644
0.14%, 11/13/2014 - 12/11/2014 (H)	2,800,000	2,796,630

Total Short-Term U.S. Government Obligations (cost $31,646,439)		31,646,439

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.6%
Freddie Mac
0.07%, 03/28/2014	14,000,000	13,997,582
0.13%, 07/01/2014	400,000	399,749

Total Short-Term U.S. Government Agency Obligations (cost $14,397,331)		14,397,331

	Contracts	Value
PURCHASED OPTION - 1.2%
Put Option - 1.2%
S&P 500 Index Index Value $1,550.00 Expires 12/20/2014	977	3,673,520

Total Purchased Option (cost $4,134,699)		3,673,520

	Notional Amount	Value
PURCHASED SWAPTION - 0.0% (G) (I)
Put Option - 0.0% (G)
OTC - If exercised the Series receives floating 3 month LIBOR, and pays 3.45%, European Style Expires 09/21/2015 (F) Counterparty: BNP	$ 300,000	46,160

Total Purchased Swaption (cost $23,689)		46,160

	Shares	Value
SECURITIES LENDING COLLATERAL - 9.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (H)	29,970,722	29,970,722

Total Securities Lending Collateral (cost $29,970,722)		29,970,722

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
REPURCHASE AGREEMENTS - 12.4%

BNP Paribas
0.03% (H), dated 12/31/2013, to be
repurchased at $27,300,046 on
01/02/2014. Collateralized by U.S.
Government Agency Obligations,
3.00% - 4.00%, due 07/01/2043 - 11/01/2043, and with a total value of $28,103,246.

	$ 27,300,000	$ 27,300,000
State Street Bank & Trust Co. 0.01% (H), dated 12/31/2013, to be repurchased at $11,885,511 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 2.75%, due 01/15/2039, and with a value of $12,124,428.	11,885,505	11,885,505

Total Repurchase Agreements (cost $39,185,505)		39,185,505

Total Investment Securities (cost $341,124,670) (J)		337,294,575
Other Assets and Liabilities - Net - (6.8)%		(21,371,664)

Net Assets - 100.0%		$ 315,922,911

	Contracts	Value
WRITTEN OPTION - (0.0)% (G)
Put Option - (0.0)% (G)
Eurodollar, Mid-Curve 3-Year Future Exercise Price $ 97.38 Expires 03/14/2014	9	$ (4,500)

Total Written Option (premiums $(3,189))		(4,500)

WRITTEN SWAPTIONS: (I)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums Paid (Received)	Value
Call - OTC 10-Year Interest Rate Swap	JPM	3-Month USD LIBOR BBA	Receive	2.50%	01/27/2014		$ 700,000	$ (3,080)	$ (1)
Call - OTC 10-Year Interest Rate Swap	GSC	6-Month EUR EURIBOR Reuters	Receive	2.00	01/27/2014		EUR 500,000	(3,630)	(298)
Call - OTC 2-Year Interest Rate Swap	BOA	6-Month EUR EURIBOR Reuters	Receive	0.55	01/15/2014		2,300,000	(2,800)	(2,531)
Call - OTC 5-Year Interest Rate Swap	GSC	3-Month USD LIBOR BBA	Receive	1.30	03/17/2014		$ 7,700,000	(10,700)	(594)
Call - OTC 5-Year Interest Rate Swap	GSC	3-Month USD LIBOR BBA	Receive	1.40	01/27/2014		3,200,000	(6,844)	(4,125)
Put - OTC 10-Year Interest Rate Swap	GSC	6-Month EUR EURIBOR Reuters	Pay	2.50	01/27/2014	EUR	500,000	(3,698)	(35)
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD LIBOR BBA	Pay	2.00	03/31/2014		$ 37,700,000	(38,735)	(69,195)
Put - OTC 2-Year Interest Rate Swap	BOA	6-Month EUR EURIBOR Reuters	Pay	0.75	01/15/2014	EUR	2,300,000	(3,607)	(17)
Put - OTC 5-Year Interest Rate Swap	GSC	3-Month USD LIBOR BBA	Pay	1.90	03/17/2014		$ 7,700,000	(33,871)	(59,857)
Put - OTC 5-Year Interest Rate Swap	GSC	3-Month USD LIBOR BBA	Pay	2.00	01/27/2014		3,200,000	(16,590)	(56)
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD LIBOR BBA	Pay	2.50	09/21/2015		1,260,000	(22,578)	(48,731)

								$(146,133)	$(185,440)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

CENTRALLY CLEARED SWAP AGREEMENTS: (K)
CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION: (L)
Reference Obligation	Fixed Deal Pay Rate	Expiration Date	Notional Amount (M)	Fair Value (N)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North American Investment Grade Index - Series 18	1.00%	06/20/2018	$23,800,000	$ 480,364	$ 322,429	$ 157,935
North American Investment Grade Index - Series 20	1.00	06/20/2018	26,600,000	537,696	314,783	222,913
North American Investment Grade Index - Series 21	1.00	12/20/2018	84,200,000	1,535,331	945,322	590,009

				$ 2,553,391	$ 1,582,534	$ 970,857

INTEREST RATE SWAP AGREEMENTS - FIXED RATE RECEIVABLE:
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	2.65%	07/31/2023	$ 650,000	$ (14,203)	$ (4,223)	$ (9,980)
6-Month EURIBOR	1.25	09/13/2018	700,000	5,799	(2,358)	8,157

				$ (8,404)	$ (6,581)	$ (1,823)

OVER THE COUNTER SWAP AGREEMENTS: (I)
TOTAL RETURN SWAP AGREEMENTS - PAYABLE: (O)
Reference Entity	Floating Rate	Termination Date	Counterparty	Number of Shares or Units	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
iShares MSCI EAFE Index Fund	USD-3M-LIBOR BBA	08/15/2014	JPM	471,025	$326,754	$0	$326,754

FUTURES CONTRACTS: (I) (P)
Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note	Long	3	03/20/2014	$ (6,754)
5-Year U.S. Treasury Note	Long	41	03/31/2014	(66,990)
OTC Call Options Strike @ EUR 99.50 on 3-Month EURIBOR Futures (Counterparty: CSFB)	Short	(7)	12/15/2014	(543)
OTC Put Options Strike @ EUR 99.50 on 3-Month EURIBOR Futures (Counterparty: CSFB)	Short	(7)	12/15/2014	4,123
Russell 2000 Mini Index	Long	135	03/21/2014	709,642
S&P 500 E-Mini Index	Long	1,538	03/21/2014	4,611,267

				$5,250,745

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

VALUATION SUMMARY: (Q)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
U.S. Government Obligations	$—	$161,350,276	$—	$161,350,276
U.S. Government Agency Obligations	—	35,063,021	—	35,063,021
Foreign Government Obligations	—	1,318,384	—	1,318,384
Mortgage-Backed Securities	—	2,220,434	—	2,220,434
Asset-Backed Securities	—	2,984,944	—	2,984,944
Municipal Government Obligations	—	1,170,990	—	1,170,990
Corporate Debt Securities	—	14,266,849	—	14,266,849
Short-Term U.S. Government Obligations	—	31,646,439	—	31,646,439
Short-Term U.S. Government Agency Obligations	—	14,397,331	—	14,397,331
Purchased Option	3,673,520	—	—	3,673,520
Purchased Swaption	—	46,160	—	46,160
Securities Lending Collateral	29,970,722	—	—	29,970,722
Repurchase Agreements	—	39,185,505	—	39,185,505
Total Investment Securities	$33,644,242	$303,650,333	$—	$337,294,575

Derivative Financial Instruments
Credit Default Swap Agreements (R)	$—	$970,857	$—	$970,857
Interest Rate Swap Agreements (R)	—	8,157	—	8,157
Total Return Swap Agreements (R)	—	326,754	—	326,754
Futures Contracts (R)	5,325,032	—	—	5,325,032
Total Derivative Financial Instruments	$5,325,032	$1,305,768	$—	$6,630,800

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
LIABILITIES
Derivative Financial Instruments
Written Option	$(4,500)	$—	$—	$(4,500)
Written Swaptions	—	(185,440)	—	(185,440)
Interest Rate Swap Agreements (R)	—	(9,980)	—	(9,980)
Futures Contracts (R)	(74,287)	—	—	(74,287)
Total Derivative Financial Instruments	$(78,787)	$(195,420)	$—	$(274,207)

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security has been segregated by the custodian with the broker as collateral for centrally cleared swaps. Total value of securities segregated as collateral to cover centrally cleared swaps is $1,666,377.
(B)	All or a portion of this security is on loan. The value of all securities on loan is $29,363,756. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	All or a portion of this security has been segregated by the custodian with the broker as collateral to cover margin requirements for open futures contracts. Total value of securities segregated as collateral to cover margin requirements for open futures contracts is $1,418,554.
(D)	Step bond—Coupon rate changes in increments to maturity. Rate disclosed is as of December 31, 2013. Maturity date disclosed is the ultimate maturity date.
(E)	Floating or variable rate note. Rate is listed as of December 31, 2013.
(F)	Illiquid. Total aggregate fair value of illiquid securities is $1,644,626, or 0.52% of the portfolio’s net assets.
(G)	Percentage rounds to less than 0.1%.
(H)	Rate shown reflects the yield at December 31, 2013.
(I)	Securities with an aggregate market value of $359,954 have been segregated by the broker with the custodian as collateral for open OTC futures, swap, and swaptions contracts.
(J)	Aggregate cost for federal income tax purposes is $342,031,238. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $319,497 and $5,056,160, respectively. Net unrealized depreciation for tax purposes is $4,736,663.
(K)	Cash in the amount of $793,000 has been segregated by the custodian with the broker as collateral for centrally cleared swaps.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS: (continued)

(L)	If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(M)	The maximum potential amount the portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(N)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(O)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference index less a financing rate, if any. As a receiver, the portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(P)	Cash in the amount of $5,608,000 has been segregated by the custodian with the broker as collateral to cover margin requirements for open futures contracts.
(Q)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(R)	Derivative financial instruments valued at unrealized appreciation (depreciation) on the instrument.

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities aggregated $4,044,925, or 1.28% of the portfolio’s net assets.
BBA	British Bankers’ Association
BNP	BNP Paribas
BOA	Bank of America
CLO	Collateralized Loan Obligation
CSFB	Credit Suisse First Boston
EURIBOR	Euro InterBank Offered Rate
GSC	Goldman Sachs & Co.
IO	Interest only portion of a STRIP (Separate Trading of Registered Interest and Principal Security) Security
JPM	JPMorgan Chase Bank
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OTC	Over the Counter
PO	Principal only portion of a STRIP (Separate Trading of Registered Interest and Principal Security) Security
Reg S	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

CURRENCY ABBREVIATIONS:

EUR	Euro
USD	United States Dollar

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment securities, at value (cost: $301,939,165) (including securities loaned of $29,363,756)	$298,109,070
Repurchase agreement, at value (cost: $39,185,505)	39,185,505
Cash on deposit with broker	6,401,000
Foreign currency, at value (cost: $30,168)	30,608
Cash	253,025
Unrealized appreciation on OTC swap agreements	326,754
Receivables:
Shares sold	568,130
Interest	922,726
Securities lending income (net)	3,808
Variation margin receivable on derivative financial instruments	631,768
Prepaid expenses	4,099

Total assets	346,436,493

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	5,898
Investment securities purchased	12
Management and advisory fees	220,807
Distribution and service fees	64,590
Administration fees	6,618
Transfer agent fees	678
Trustees fees	341
Audit and tax fees	17,677
Custody fees	10,154
Legal fees	787
Printing and shareholder reports fees	25,196
Other	162
Collateral for securities on loan	29,970,722
Written options and swaptions, at value (premiums: $149,322)	189,940

Total liabilities	30,513,582

Net assets	$315,922,911

Net assets consist of:
Capital stock ($0.01 par value)	$274,395
Additional paid-in capital	299,091,934
Undistributed (accumulated) net investment income (loss)	4,339,105
Undistributed (accumulated) net realized gain (loss)	9,541,305
Net unrealized appreciation (depreciation) on:
Investment securities	(3,830,095)
Futures contracts	5,250,745
Written options and swaptions	(40,618)
Swap agreements	1,295,788
Translation of assets and liabilities denominated in foreign currencies	352

Net assets	$315,922,911

Net assets by class:
Initial Class	$7,332,455
Service Class	308,590,456

Shares outstanding:
Initial Class	632,497
Service Class	26,807,018

Net asset value and offering price per share:
Initial Class	$11.59
Service Class	11.51

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Interest income	$1,809,802
Securities lending income (net)	40,565

Total investment income	1,850,367

Expenses:
Management and advisory	1,432,490
Distribution and service:
Service Class	440,804
Administration	45,939
Transfer agent	2,827
Trustees	5,071
Audit and tax	18,227
Custody	103,855
Legal	7,468
Printing and shareholder reports	38,982
Other	10,995

Total expenses	2,106,658

Portfolio expenses (waived/reimbursed) recaptured	14,767

Net expenses	2,121,425

Net investment income (loss)	(271,058)

Net realized gain (loss) on transactions from:
Investment securities	(5,145,615)
Futures contracts	19,987,284
Written options and swaptions	61,485
Swap agreements	4,866,208
Foreign currency transactions	(6,082)

Net realized gain (loss)	19,763,280

Net change in unrealized appreciation (depreciation) on:
Investment securities	(4,150,577)
Futures contracts	5,041,623
Written options and swaptions	(42,149)
Swap agreements	752,624
Translation of assets and liabilities denominated in foreign currencies	2,040
TBA short commitments	153

Net change in unrealized appreciation (depreciation)	1,603,714

Net realized and change in unrealized gain (loss)	21,366,994

Net increase (decrease) in net assets resulting from operations	$21,095,936

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$(271,058)	$553,113
Net realized gain (loss)	19,763,280	87,013
Net change in unrealized appreciation (depreciation)	1,603,714	258,778
Net increase (decrease) in net assets resulting from operations	21,095,936	898,904

Distributions to shareholders:
Net investment income:
Initial Class	(46,512)	(148,899)
Service Class	(1,200,739)	(928,524)
Total distributions from net investment income	(1,247,251)	(1,077,423)
Total distributions to shareholders	(1,247,251)	(1,077,423)

Capital share transactions:
Proceeds from shares sold:
Initial Class	742,441	1,685,029
Service Class	230,045,697	32,562,664
	230,788,138	34,247,693
Dividends and distributions reinvested:
Initial Class	46,512	148,899
Service Class	1,200,739	928,524
	1,247,251	1,077,423
Cost of shares redeemed:
Initial Class	(1,653,780)	(4,434,368)
Service Class	(14,593,743)	(23,879,445)
	(16,247,523)	(28,313,813)
Net increase (decrease) in net assets resulting from capital share transactions	215,787,866	7,011,303
Net increase (decrease) in net assets	235,636,551	6,832,784

Net assets:
Beginning of year	80,286,360	73,453,576
End of year	$315,922,911	$80,286,360
Undistributed (accumulated) net investment income (loss)	$4,339,105	$676,991

Share activity:
Shares issued:
Initial Class	67,660	160,953
Service Class	20,992,911	3,155,941
	21,060,571	3,316,894
Shares issued-reinvested from dividends and distributions:
Initial Class	4,283	14,386
Service Class	111,283	90,148
	115,566	104,534
Shares redeemed:
Initial Class	(150,138)	(422,276)
Service Class	(1,341,036)	(2,283,921)
	(1,491,174)	(2,706,197)
Net increase (decrease) in shares outstanding:
Initial Class	(78,195)	(246,937)
Service Class	19,763,158	962,168
	19,684,963	715,231

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Balanced VP

FINANCIAL HIGHLIGHTS

For the period or years ended:

For a share outstanding throughout each period/year	Initial Class
	December 31, 2013		December 31, 2012		December 31, 2011		December 31, 2010		December 31, 2009 (A)
Net asset value
Beginning of period/year	$10.40		$10.49		$10.97		$11.40		$10.00
Investment operations
Net investment income (loss)(B)	0.01		0.11	(C)	0.18	(C)	0.21	(C)	0.49	(C)
Net realized and unrealized gain (loss)	1.25		0.01		(0.52)		(0.59)		0.91
Total investment operations	1.26		0.12		(0.34)		(0.38)		1.40
Distributions
Net investment income	(0.07)		(0.21)		(0.14)		(0.03)		—
Net realized gains	—		—		—		(0.02)		—
Total distributions	(0.07)		(0.21)		(0.14)		(0.05)		—
Net asset value
End of period/year	$11.59		$10.40		$10.49		$10.97		$11.40
Total return(D)	12.16%		1.19%		(3.10)%		(3.28)%		14.00	%(E)
Net assets end of period/year (000’s)	$7,332		$7,392		$10,041		$10,832		$5,067
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.91%		0.99	%(G)	1.00	%(G)	1.00	%(G)	1.00	%(F)(G)
Before (waiver/reimbursement) recapture	0.90%		1.00	%(G)	0.99	%(G)	1.02	%(G)	2.06	%(F)(G)
Net investment income (loss) to average net assets	0.10%		1.05%		1.63%		1.96%		6.78	%(F)
Portfolio turnover rate	54	%(H)	783	%(I)	788	%(I)	981	%(I)	48	%(E)(I)

(A)	Commenced operations on May 1, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(D)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Annualized.
(G)	Does not include expenses of the investment companies in which the portfolio invests.
(H)	Decrease in portfolio turnover rate was triggered by a change in the portfolio’s sub-adviser.
(I)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Balanced VP

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Service Class
	December 31, 2013		December 31, 2012		December 31, 2011		December 31, 2010		December 31, 2009 (A)
Net asset value
Beginning of period/year	$10.35		$10.43		$10.93		$11.38		$10.00
Investment operations
Net investment income (loss)(B)	(0.02)		0.08	(C)	0.17	(C)	0.20	(C)	0.62	(C)
Net realized and unrealized gain (loss)	1.24		0.02		(0.54)		(0.60)		0.76
Total investment operations	1.22		0.10		(0.37)		(0.40)		1.38
Distributions
Net investment income	(0.06)		(0.18)		(0.13)		(0.03)		—
Net realized gains	—		—		—		(0.02)		—
Total distributions	(0.06)		(0.18)		(0.13)		(0.05)		—
Net asset value
End of period/year	$11.51		$10.35		$10.43		$10.93		$11.38
Total return(D)	11.85%		0.98%		(3.41)%		(3.46)%		13.80	%(E)
Net assets end of period/year (000’s)	$308,591		$72,894		$63,413		$59,866		$3,186
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.16%		1.24	%(F)	1.25	%(F)	1.25	%(F)	1.25	%(F)(G)
Before (waiver/reimbursement) recapture	1.15%		1.25	%(F)	1.24	%(F)	1.27	%(F)	2.31	%(F)(G)
Net investment income (loss) to average net assets	(0.16)%		0.80%		1.53%		1.85%		8.50	%(G)
Portfolio turnover rate	54	%(H)	783	%(I)	788	%(I)	981	%(I)	48	%(E)(I)

(A)	Commenced operations on May 1, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(D)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the portfolio invests.
(G)	Annualized.
(H)	Decrease in portfolio turnover rate was triggered by a change in the portfolio’s sub-adviser.
(I)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical - Balanced VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other in the Statement of Operations.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Forward foreign currency contracts: The Portfolio is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2013 are listed in the Schedule of Investments.

Option contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio enters into option contracts to manage exposure to various market fluctuations. The Portfolio purchases or writes put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying investment. Writing put options tends to increase exposure to the underlying investment. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability in the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The underlying face amounts of open option and swaption contracts at December 31, 2013 are listed in the Schedule of Investments.

Transactions in written options were as follows:

	Premiums	Contracts
Balance at December 31, 2012	$ —	—
Sales	18,166	45
Closing Buys	—	—
Expirations	(13,147)	(33)
Exercised	(1,830)	(3)
Balance at December 31, 2013	$ 3,189	9

Transactions in written swaptions were as follows:

	Premiums	Notional Amount
Balance at December 31, 2012	$—	EUR	—
Sales	295,021		148,000,000
Closing Buys	(269,314)		(136,000,000)
Expirations	(9,491)		(5,700,000)
Exercised	(2,481)		(700,000)
Balance at December 31, 2013	$13,735	EUR	5,600,000

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

	Premiums	Notional Amount
Balance at December 31, 2012	$ 24,183	$ 1,860,000
Sales	190,835	87,980,000
Closing Buys	(840)	(100,000)
Expirations	(40,070)	(18,830,000)
Exercised	(41,710)	(9,450,000)
Balance at December 31, 2013	$ 132,398	$ 61,460,000

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2013 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be executed in multilateral or other trade facility platforms, such as a registered exchange (“centrally cleared swaps”). Centrally cleared swaps listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swaps the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, variance, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such in the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses in the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses in the Statement of Operations.

Specific risks and accounting related to each type of swap agreement are identified and described in the following paragraphs:

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swaps, which exposes them to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swaps is disclosed in the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swaps’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swaps with a sell protection less the value of the contracts’ related reference obligations.

Total return swap agreements: The Portfolio is subject to commodity, equity, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The open centrally cleared swap agreements at December 31, 2013 are listed in the Schedule of Investments. The centrally cleared swap agreements are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio, if applicable, and is included in the Statement of Assets and Liabilities.

The open OTC swap agreements at December 31, 2013 are listed in the Schedule of Investments. The premiums paid (received), as applicable, is included in the Statement of Assets and Liabilities along with the unrealized appreciation (depreciation).

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price.

The Portfolio’s average borrowings for the year ended December 31, 2013 were as follows:

Average daily borrowing	Number of days outstanding	Weighted average interest rate
$7,882,635	2	(2.75)%

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

The open reverse repurchase agreements at December 31, 2013, if any, are listed in the Schedule of Investments and are reflected as a liability in the Statements of Assets and Liabilities.

When-Issued, forward delivery securities and delayed delivery settlements: The Portfolio may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. Government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses on the security.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2013 are listed in the Schedule of Investments.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2013.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage passthroughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage passthroughs include to be announced (“TBA”) securities and mortgage passthrough certificates. Generally, TBA securities and mortgage passthroughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $250 million	0.780%
Over $250 million up to $750 million	0.770%
Over $750 million up to $1.5 billion	0.760%
Over $1.5 billion	0.730%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.95%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, the amount recaptured by TAM was $14,767.

There were no additional amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$7,574,332
U.S. Government	159,440,412

Proceeds from maturities and sales of securities:
Long-term	2,487,490
U.S. Government	48,424,522

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2012	Ending number of positions at December 31, 2013	Average number of positions (A)
Futures contracts	2	6	4
Purchased options and swaptions	2	2	2
Written options and swaptions	4	12	13
Swap agreements	2	6	4
Forward foreign currency contracts	1	—	3	(B)
(A)	Calculated based on positions held at each month end during the current year.
(B)	Although there were no open positions at the beginning and/or the end of the year the Portfolio periodically invested in this derivative during the year.

The tables below highlight the types of risk associated with the derivative instruments:

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Credit contracts	Equity contracts	Total
Asset derivatives
Purchased options and swaptions, at value (C) (D)	$46,160	$—	$3,673,520	$3,719,680
Premium paid on swap agreements (D) (E)	—	1,582,534	—	1,582,534
Unrealized appreciation on futures contracts (D) (F)	4,123	—	5,320,909	5,325,032
Unrealized appreciation on swap agreements (D) (G)	8,157	970,857	326,754	1,305,768
Total gross amount of assets (H)	$58,440	$2,553,391	$9,321,183	$11,933,014
Liability derivatives
Written options and swaptions, at value (D)	$(189,940)	$—	$—	$(189,940)
Premium received on swap agreements (D) (I)	(6,581)	—	—	(6,581)
Unrealized depreciation on futures contracts (D) (F)	(74,287)	—	—	(74,287)
Unrealized depreciation on swap agreements (D) (G)	(9,980)	—	—	(9,980)
Total gross amount of liabilities (H)	$(280,788)	$—	$—	$(280,788)
(C)	Included within Investment securities, at value.
(D)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(E)	Includes premium paid on OTC swap agreements as reported on the Statement of Assets and Liabilities, as well as the premium paid on centrally cleared swap agreements included in the variation margin receivable/payable on derivative financial instruments.
(F)	Includes cumulative appreciation (depreciation) on futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(G)	Includes unrealized appreciation (depreciation) on OTC swap agreements as reported on the Statement of Assets and Liabilities, as well as the unrealized appreciation (depreciation) on centrally cleared swap agreements included in the variation margin receivable/payable on derivative financial instruments.
(H)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.
(I)	Includes premium received on OTC swap agreements as reported on the Statement of Assets and Liabilities, as well as the premium received on centrally cleared swap agreements included in the variation margin receivable/payable on derivative financial instruments.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

The following tables present the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of year:

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Financial Assets and Derivative Assets, and Collateral Received as of December 31, 2013:

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities (J)	Value Eligible for Offset	Collateral Received (K)	Net Amount (not less than $0)
BNP Paribas SA	$46,160	$(46,160)	$—	$—
Credit Suisse Securities (USA) LLC	4,123	(543)	—	3,580
JPMorgan Chase Bank, N.A.	326,754	(1)	(326,753)	—
Other Derivatives (L)	11,555,977	—	—	11,555,977
Total	$11,933,014	$(46,704)	$(326,753)	$11,559,557

Financial Liabilities and Derivative Liabilities, and Collateral Pledged as of December 31, 2013:

Counterparty	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities (J)	Value Eligible for Offset	Collateral Pledged (K)	Net Amount (not less than $0)
BNP Paribas SA	$48,731	$ (46,160)	$—	$2,571
Bank of America, N.A.	2,548	—	—	2,548
Credit Suisse Securities (USA) LLC	543	(543)	—	—
Goldman Sachs Bank USA	134,160	—	—	134,160
JPMorgan Chase Bank, N.A.	1	(1)	—	—
Other Derivatives (L)	94,805	—	—	94,805
Total	$280,788	$ (46,704)	$—	$234,084
(J)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
(K)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(L)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Total
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on purchased options and swaptions (M)	$—	$—	$—	$(4,050,005)	$(4,050,005)
Net realized gain (loss) on futures contracts	113,583	—	—	19,873,701	19,987,284
Net realized gain (loss) on written options and swaptions	61,485	—	—	—	61,485
Net realized gain (loss) on swap agreements	(163,026)	—	469,490	4,559,744	4,866,208
Net realized gain (loss) on forward foreign currency contracts (N)	—	(6,847)	—	—	(6,847)
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased options and swaptions (O)	21,049	—	—	(480,198)	(459,149)

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

Location	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Total
Net change in unrealized appreciation (depreciation) on futures contracts	$(70,163)	$—	$—	$5,111,786	$5,041,623
Net change in unrealized appreciation (depreciation) on written options and swaptions	(42,149)	—	—	—	(42,149)
Net change in unrealized appreciation (depreciation) on swap agreements	(1,823)	—	996,353	(241,906)	752,624
Net change in unrealized appreciation (depreciation) on forward foreign currency transactions (P)	—	1,712	—	—	1,712
Total	$(81,044)	$(5,135)	$1,465,843	$24,773,122	$26,152,786
(M)	Included within Net realized gain (loss) on transactions from Investment securities.
(N)	Included within Net realized gain (loss) on transactions from Foreign currency transactions.
(O)	Included within Net change in unrealized appreciation (depreciation) on Investment securities.
(P)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies.

For non-exchange traded derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to wash sales, swaps, foreign currency transactions, paydown gain/loss, futures contracts, options contracts, and partnership adjustments.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$1
Undistributed (accumulated) net investment income (loss)	5,180,423
Undistributed (accumulated) net realized gain (loss)	(5,180,424)

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 6. (continued)

At December 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The capital loss carryforwards utilized or expired during the year ended December 31, 2013 were $4,493,153.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$1,247,251
Long-Term Capital Gain	—

2012 Distributions paid from:
Ordinary Income	1,077,423
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$7,896,267

Undistributed Long-term Capital Gain	12,056,700

Capital Loss Carryforwards	—

Post October Short-Term Capital Loss Deferral	—

Post October Long-Term Capital Loss Deferral	—

Late Year Ordinary Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	(3,396,385)

Other Temporary Differences	—

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica PIMCO Tactical - Balanced VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica PIMCO Tactical - Balanced VP (formerly, Transamerica Hanlon Balanced VP) (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica PIMCO Tactical - Balanced VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Balanced VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Conservative VP

(unaudited)

MARKET ENVIRONMENT

The beginning of 2013 saw U.S. equity indices reach new highs and U.S. Treasuries sell off across the curve as signs of renewed momentum in the world’s largest economy fueled risk appetite. Investors discounted negative fiscal policy developments – including Congress’ failure to reach a deal on sequestration – and instead focused on positive news out of the housing and labor markets.

During the second quarter, conditions in financial markets deteriorated as investors reacted to signals by the U.S. Federal Reserve (“Fed”) that it would begin to taper the pace of asset purchases later in the year. The shift in tone fueled a broad-based sell-off of fixed income assets, undermining market liquidity, and sending yields higher across the risk spectrum. While the Fed’s choice to later eschew market consensus and delay tapering left investors in a state of disbelief, a few key factors guided its hand. Chief among them: economic data. Ever since the Fed began hinting at tapering this spring, headline indicators of economic growth had been unconvincing.

The Fed also kept a wary eye on the uncertain fiscal policy landscape. The economy was unlikely to escape both a government shutdown and another debt ceiling debate unscathed. Against this backdrop of elevated economic and fiscal policy uncertainty, the Fed continued to enhance one source of certainty for investors: the policy rate. The Fed would not begin hiking rates until a “considerable time” after the third quantitative easing (“QE3”) had been wound down; the longer the withdrawal from QE3 was delayed, the further the Fed would push out the eventual first rate hike.

And so in December, after months of preparation and intense data watching, the Fed announced its intention to begin gradually exiting its five-year bond-buying program. In January 2014 the Fed will reduce—or “taper”—its quantitative easing program from $85 billion to $75 billion. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee provided even greater assurances that the policy rate would remain near the zero bound until signs of sustainable growth were more broadly evident. Thus far, its ‘forward guidance’ had consisted of providing an unemployment threshold for potential action, but in December they added that it would likely maintain the current target range for the federal portfolios rate well past the time that the unemployment rate declines below 6.5%, especially if projected inflation continues to run below the 2% longer-run goal. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

PERFORMANCE

For the year ended December 31, 2013, Transamerica PIMCO Tactical - Conservative VP, Initial Class returned 8.44%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica PIMCO Tactical - Conservative VP Blended Benchmark (“blended benchmark”), returned 32.39% and 7.75%, respectively.

The blended benchmark is comprised of the Barclays U.S. Government/Credit Bond Index 52%, the S&P 500® 25%, the Barclays Long Government/Credit Index 13%, the MSCI Europe, Australasia, Far East Index 5%, and the Russell 2000® Index 5%.

STRATEGY REVIEW

The portfolio’s equity exposure, which held on the high end of the target range, was driven by low, stable volatility. This high level of exposure contributed to performance for the year as equities rallied. From a duration standpoint, a slight overweight to the blended benchmark detracted from returns over the year as yields generally rose. Continued exposure to non-Agency mortgages, however, was positive for performance as these securities benefitted from limited supply and an ongoing housing recovery. While an underweight to credit was disadvantageous due to narrowing spreads over the year, positioning designed to take advantage of muted volatility in credit markets more than offset this negative impact. Lastly, defensive currency positioning of the Japanese yen added to returns as aggressive monetary policy drove depreciation versus the U.S. dollar.

Derivatives were used in the portfolio and are instrumental in attaining specific exposures targeted to gain from anticipated market developments. Overall equity exposure, which added to returns, was obtained via the use of futures, options, and total return swaps. The portfolio’s duration positioning, which was negative for returns, was partly facilitated through the use of interest rate swaps and futures. The portfolio’s overall corporate exposure, which was net positive for performance, was driven by positions that were established via the use of credit default swaps. Additionally, the portfolio’s exposure to select currencies, which aided performance, was obtained via forward contracts.

The portfolio had a net gain from derivatives. Futures and swap agreements were positive contributors, while foreign currency trades and written options and swaption contracts were negative contributors.

Vineer Bhansali

Josh Thimons

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Conservative VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	10 Years or Life of Class	Inception Date
Initial Class	8.44%	3.02%	05/01/2009
S&P 500®(A)	32.39%	19.84%
Transamerica PIMCO Tactical - Conservative VP Blended Benchmark(A)	7.75%	10.72%
Service Class	8.16%	2.77%	05/01/2009

NOTES

(A) The Transamerica PIMCO Tactical - Conservative VP Blended Benchmark is composed of the following benchmarks: The Barclays U.S. Government/Credit Index 52%, S&P 500® 25%, Barclays Long Government/Credit Index 13%, MSCI Europe, Australasia, Far East Index 5%, and the Russell 2000® Index 5%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ. The Barclays U.S. Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates. The Barclays Long Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates with remaining maturities of 10 years or more. The MSCI Europe, Australasia, Far East Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. The underlying portfolios invest their assets in various underlying equity derivatives, their ability to achieve their investment objectives depends largely on the performance of the underlying equity derivatives in which they invest. There can be no assurance that the investment objectives of any underlying equity derivatives will be achieved. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Conservative VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio
Transamerica PIMCO Tactical - Conservative VP
Initial Class	$1,000.00	$1,064.50	$4.84	$1,020.79	$4.74	0.92%
Service Class	1,000.00	1,063.70	6.15	1,019.52	6.02	1.17

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Conservative VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
U.S. Government Obligations	53.7%
U.S. Government Agency Obligations	19.2
Securities Lending Collateral	10.4
Corporate Debt Securities	9.0
Short-Term U.S. Government Obligations	6.4
Repurchase Agreements	4.9
Foreign Government Obligations	1.3
Mortgage-Backed Securities	1.1
Municipal Government Obligations	1.1
Asset-Backed Securities	1.1
Purchased Option	0.9
Commercial Paper	0.2
Purchased Swaption	0.0	(A)
Other Assets and Liabilities - Net(B)	(9.3)
Total	100.0%

(A)	Percentage rounds to less than 0.1%

(B)	The Other Assets and Liabilities - Net category may include, but is not limited to, Reverse Repurchase Agreements, Forward Foreign Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, TBA Short Commitments, and Cash Collateral.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 53.7%
U.S. Treasury Bond 2.75%, 08/15/2042 (A)	$ 9,300,000	$ 7,368,799
U.S. Treasury Note
0.13%, 07/31/2014	200,000	200,023
0.25%, 01/31/2014 - 01/15/2015	15,424,000	15,435,286
0.25%, 10/31/2014 (B)	5,200,000	5,204,467
0.38%, 11/15/2014	100,000	100,191
0.50%, 08/15/2014 - 10/15/2014	1,976,000	1,980,714
0.63%, 07/15/2014 - 08/31/2017	10,319,000	10,293,807
0.75%, 06/15/2014	100,000	100,289
1.00%, 01/15/2014 - 05/15/2014	1,500,000	1,504,679
1.00%, 08/31/2019 (C)	6,500,000	6,147,070
1.50%, 08/31/2018	2,500,000	2,487,305
1.63%, 08/15/2022	5,300,000	4,815,135
1.75%, 01/31/2014	100,000	100,133
2.25%, 05/31/2014	500,000	504,375

Total U.S. Government Obligations (cost $57,268,691)		56,242,273

U.S. GOVERNMENT AGENCY OBLIGATIONS - 19.2%
Fannie Mae
0.88%, 10/26/2017	1,800,000	1,769,382
1.88%, 09/18/2018 (B)	2,200,000	2,214,483
4.50%, 05/01/2041	296,735	314,437
Fannie Mae, TBA 4.50%	1,000,000	1,056,289
Financing Corp. Fico, PO Series 2011-75, Class FA
05/11/2018	600,000	553,054
Freddie Mac
1.25%, 10/02/2019	7,350,000	6,962,927
2.38%, 01/13/2022	7,500,000	7,169,738

Total U.S. Government Agency Obligations (cost $20,229,074)		20,040,310

FOREIGN GOVERNMENT OBLIGATIONS - 1.3%
Province of Ontario Canada 1.65%, 09/27/2019 (B)	1,200,000	1,151,760
Russian Federation 7.50%, 03/31/2030 - Reg S (D)	143,000	166,624

Total Foreign Government Obligations (cost $1,374,791)		1,318,384

MORTGAGE-BACKED SECURITIES - 1.1%
Banc of America Commercial Mortgage Trust
Series 2006-6, Class A2
5.31%, 10/10/2045	8,359	8,377
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2004-2, Class A5
4.58%, 11/10/2038	12,426	12,428
Banc of America Mortgage Trust Series 2004-D, Class 2A2 2.87%, 05/25/2034 (E)	56,490	55,579
Bear Stearns Alt-A Trust Series 2005-5, Class 1A1 0.61%, 07/25/2035 (E)	57,672	57,694
CD Commercial Mortgage Trust Series 2005-CD1, Class ASB 5.22%, 07/15/2044 (E)	39,029	39,296
Commercial Mortgage Trust
Series 2005-GG5, Class A42
5.25%, 04/10/2037 (E)	100,000	101,110

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Trust (continued)
Series 2007-GG9, Class A2
5.38%, 03/10/2039	$ 117,521	$ 120,172
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-J3, Class A7 5.50%, 05/25/2034	348,824	352,343
DBRR Trust
Series 2012-EZ1, Class A
0.95%, 09/25/2045 - 144A	152,355	152,362
Series 2013-EZ2, Class A
0.85%, 02/25/2045 - 144A (E)	75,875	75,628
Morgan Stanley Bank of America Merrill Lynch Trust, IO Series 2013-C8, Class XA 1.51%, 12/15/2048 (E) (F)	2,274,356	161,780
Mortgage Loan Trust Series 2004-3, Class 1A7 3.75%, 03/25/2034 (E)	5,721	5,705

Total Mortgage-Backed Securities (cost $1,156,950)		1,142,474

ASSET-BACKED SECURITIES - 1.1%
American Express Credit Account Master Trust Series 2012-5, Class A 0.59%, 05/15/2018	100,000	99,961
Bear Stearns Asset Backed Securities Trust Series 2005-SD1, Class 2M2 1.37%, 01/25/2045 (E)	346,384	276,888
BlueMountain CLO, Ltd. Series 2005-1A, Class A1F 0.48%, 11/15/2017 - 144A (E)	65,419	65,235
First Franklin Mortgage Loan Asset Backed Certificates Series 2005-FF2, Class M4 1.05%, 03/25/2035 (E)	300,000	256,249
Northstar Education Finance, Inc. Series 2012-1, Class A 0.87%, 12/26/2031 - 144A (E)	86,029	85,886
SLC Private Student Loan Trust Series 2006-A, Class A5 0.41%, 07/15/2036 (E)	100,000	98,622
SLM Private Credit Student Loan Trust Series 2006-B, Class A4 0.42%, 03/15/2024 (E)	100,000	96,478
SLM Private Education Loan Trust Series 2012-E, Class A1 0.92%, 10/16/2023 - 144A (E)	28,392	28,410
SLM Student Loan Trust Series 2004-10, Class A5A 0.64%, 04/25/2023 - 144A (E)	92,816	92,700

Total Asset-Backed Securities (cost $1,093,515)		1,100,429

MUNICIPAL GOVERNMENT OBLIGATIONS - 1.1%
Bay Area Toll Authority (Revenue Bonds) Series S1 6.92%, 04/01/2040	200,000	244,220
Los Angeles Community College District (General Obligation Unlimited) 6.60%, 08/01/2042	200,000	247,640

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Port Authority of New York & New Jersey (Revenue Bonds) 4.46%, 10/01/2062	$ 200,000	$ 169,568
State of California - Build America Bonds (General Obligation Unlimited) 7.35%, 11/01/2039	300,000	382,446
Utah State Board of Regents (Revenue Bonds) Series 2012-1, Class A 0.92%, 12/26/2031 (E)	83,658	84,744

Total Municipal Government Obligations (cost $1,256,280)		1,128,618

CORPORATE DEBT SECURITIES - 9.0%
Air Freight & Logistics - 0.1%
United Parcel Service, Inc. 2.45%, 10/01/2022	100,000	91,891
Airlines - 0.1%
Continental Airlines Pass-Through Trust
4.00%, 10/29/2024 (B)	50,000	49,750
5.50%, 10/29/2020 (B)	50,000	51,500
Biotechnology - 0.4%
Amgen, Inc. 4.10%, 06/15/2021 (B)	400,000	416,828
Capital Markets - 0.6%
Goldman Sachs Group, Inc.
0.70%, 03/22/2016 (E)	150,000	149,485
6.15%, 04/01/2018	240,000	275,203
Morgan Stanley, Series MTN 6.63%, 04/01/2018	200,000	234,019
Commercial Banks - 1.5%
Bank of Montreal, Series MTN 2.55%, 11/06/2022	200,000	182,845
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 4.50%, 01/11/2021	200,000	212,281
HSBC Holdings PLC 5.10%, 04/05/2021	240,000	266,748
JPMorgan Chase Bank NA 6.00%, 10/01/2017	340,000	389,000
Sberbank of Russia Via SB Capital SA 5.18%, 06/28/2019 - Reg S (B)	400,000	419,500
Westpac Banking Corp. 1.01%, 09/25/2015 (E)	150,000	151,591
Commercial Services & Supplies - 0.3%
ADT Corp. 4.13%, 06/15/2023 (B)	40,000	35,500
Eaton Corp. 2.75%, 11/02/2022 (B)	250,000	233,215
Consumer Finance - 0.2%
Caterpillar Financial Services Corp., Series MTN 1.65%, 04/01/2014	75,000	75,231
PACCAR Financial Corp., Series MTN 0.51%, 02/08/2016 (E)	70,000	69,989
Toyota Motor Credit Corp. 0.53%, 05/17/2016 (E)	100,000	100,285
Diversified Financial Services - 1.1%
American Honda Finance Corp.
0.46%, 11/03/2014 - 144A (E)	300,000	300,564
0.69%, 05/08/2014 - 144A (E)	75,000	75,133

	Principal	Value
Diversified Financial Services (continued)
General Electric Capital Corp. 0.84%, 12/11/2015 (E)	$ 60,000	$ 60,459
Helios Leasing I LLC 1.56%, 09/28/2024	180,962	170,826
JPMorgan Chase & Co. 3.25%, 09/23/2022	200,000	191,664
Merrill Lynch & Co., Inc., Series MTN 6.88%, 04/25/2018 (B)	200,000	236,474
Tagua Leasing LLC 1.58%, 11/16/2024	184,844	174,104
Diversified Telecommunication Services - 0.4%
AT&T, Inc. 0.62%, 02/12/2016 (E)	100,000	99,807
Verizon Communications, Inc.
1.77%, 09/15/2016 (E)	100,000	103,023
4.50%, 09/15/2020	100,000	107,056
5.15%, 09/15/2023 (B)	100,000	107,369
Electric Utilities - 0.3%
Entergy Louisiana LLC 3.30%, 12/01/2022	100,000	94,035
FirstEnergy Corp. 2.75%, 03/15/2018 (B)	100,000	98,257
Niagara Mohawk Power Corp. 4.12%, 11/28/2042 - 144A (F)	200,000	174,729
Electrical Equipment - 0.1%
Schneider Electric SA 2.95%, 09/27/2022 - 144A (B)	150,000	139,683
Hotels, Restaurants & Leisure - 0.1%
Carnival Corp. 1.20%, 02/05/2016 (B)	100,000	99,724
Industrial Conglomerates - 0.1%
General Electric Co. 2.70%, 10/09/2022 (B)	140,000	131,040
Insurance - 0.3%
QBE Insurance Group, Ltd. 2.40%, 05/01/2018 - 144A	300,000	288,210
Internet & Catalog Retail - 0.2%
Amazon.com, Inc. 2.50%, 11/29/2022	200,000	180,285
Media - 0.1%
British Sky Broadcasting Group PLC 3.13%, 11/26/2022 - 144A (B)	80,000	74,483
Metals & Mining - 0.1%
BHP Billiton Finance USA, Ltd. 5.50%, 04/01/2014	75,000	75,957
Multi-Utilities - 0.1%
Sempra Energy 2.88%, 10/01/2022	150,000	138,109
Oil, Gas & Consumable Fuels - 1.2%
Devon Energy Corp. 0.69%, 12/15/2015 (E)	100,000	100,076
Dolphin Energy, Ltd. 5.50%, 12/15/2021 - Reg S	400,000	437,000
Petroleos Mexicanos 6.00%, 03/05/2020	200,000	222,200
Rosneft Finance SA, Series MTN 7.88%, 03/13/2018 - Reg S	200,000	231,000

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Oil, Gas & Consumable Fuels (continued)
Statoil ASA 2.45%, 01/17/2023 (B)	$ 250,000	$ 227,878
Western Gas Partners, LP 4.00%, 07/01/2022	85,000	81,126
Pharmaceuticals - 0.6%
AbbVie, Inc.
1.00%, 11/06/2015 (E)	100,000	101,028
2.90%, 11/06/2022 (B)	350,000	327,130
Eli Lilly & Co. 4.20%, 03/06/2014	75,000	75,493
Johnson & Johnson 0.31%, 11/28/2016 (E)	100,000	100,057
Road & Rail - 0.4%
Aviation Capital Group Corp. 3.88%, 09/27/2016 - 144A (F)	100,000	103,289
Burlington Northern Santa Fe LLC 3.00%, 03/15/2023 (B)	200,000	186,252
Canadian National Railway Co. 2.25%, 11/15/2022	100,000	89,645
Software - 0.2%
Microsoft Corp. 2.13%, 11/15/2022 (B)	200,000	180,678
Tobacco - 0.1%
Philip Morris International, Inc. 6.88%, 03/17/2014 (B)	75,000	75,999
Transportation Infrastructure - 0.2%
Sydney Airport Finance Co. Pty, Ltd. 3.90%, 03/22/2023 - 144A	200,000	189,627
Wireless Telecommunication Services - 0.2%
VimpelCom Holdings BV 5.20%, 02/13/2019 - 144A (B)	200,000	200,000

Total Corporate Debt Securities (cost $9,765,926)		9,454,330

COMMERCIAL PAPER - 0.2%
Energy Equipment & Services - 0.2%
DCP Midstream Operating, LP 1.10%, 01/14/2014 (G)	250,000	249,901

Total Commercial Paper (cost $249,901)		249,901

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 6.4%
Freddie Mac
0.08%, 03/28/2014 (G)	100,000	99,982
0.10%, 05/07/2014 (G)	600,000	599,784
0.11%, 01/23/2014 - 07/01/2014 (G)	1,200,000	1,199,628
0.12%, 07/01/2014 (G)	100,000	99,940
0.13%, 07/01/2014 (G)	400,000	399,748
0.16%, 01/15/2014 - 02/04/2014 (G)	300,000	299,972
U.S. Treasury Bill
0.06%, 01/09/2014 (A) (G)	2,140,000	2,139,971
0.06%, 01/23/2014 (G)	300,000	299,989
0.06%, 01/30/2014 (B) (G)	500,000	499,975
0.07%, 01/16/2014 (G)	500,000	499,986
0.08%, 02/06/2014 (G)	400,000	399,967
0.10%, 10/16/2014 (B) (C) (G)	100,000	99,918
0.13%, 05/29/2014 (G)	81,000	80,957

Total Short-Term U.S. Government Obligations (cost $6,719,817)		6,719,817

	Contracts	Value
PURCHASED OPTION - 0.9%
Put Option - 0.9%
S&P 500 Index Index Value $1,550.00 Expires 12/20/2014	249	$ 936,240

Total Purchased Option (cost $1,053,777)		936,240

	Notional Amount	Value
PURCHASED SWAPTION - 0.0% (H)
Put Option - 0.0% (H)
OTC - If exercised the Series receives floating 3 month LIBOR, and pays 3.45%, European Style (F) Expires 09/21/2015 Counterparty: BNP	$ 300,000	46,160

Total Purchased Swaption (cost $23,689)		46,160

	Shares	Value
SECURITIES LENDING COLLATERAL - 10.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (G)	10,890,123	10,890,123

Total Securities Lending Collateral (cost $10,890,123)		10,890,123

	Principal	Value
REPURCHASE AGREEMENTS - 4.9%
BNP Paribas 0.03% (G), dated 12/31/2013, to be repurchased at $2,500,004 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 11/01/2043, and with a value of $2,575,232.	$ 2,500,000	2,500,000
State Street Bank & Trust Co. 0.01% (G), dated 12/31/2013, to be repurchased at $2,639,021 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 2.75%, due 01/15/2039, and with a value of $2,692,063.	2,639,020	2,639,020

Total Repurchase Agreements (cost $5,139,020)		5,139,020

Total Investment Securities (cost $116,221,554) (I)		114,408,079
Other Assets and Liabilities - Net - (9.3)%		(9,738,130)

Net Assets - 100.0%		$ 104,669,949

	Contracts	Value
Written Option - (0.0)% (H)
Put Option - (0.0)% (H)
Eurodollar, Mid-Curve 3-Year Future Exercise Price $97.38 Expires 03/14/2014	4	$ (2,000)

Total Written Option (premiums $(1,452))		$ (2,000)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

WRITTEN SWAPTIONS:
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums Paid (Received)	Value
Call - OTC 10-Year Interest Rate Swap	JPM	3-Month USD LIBOR BBA	Receive	2.50%	01/27/2014	$ 300,000	$ (1,320)	$ (1)
Call - OTC 10-Year Interest Rate Swap	GSC	6-Month EUR EURIBOR Reuters	Receive	2.00	01/27/2014	EUR 200,000	(1,452)	(119)
Call - OTC 2-Year Interest Rate Swap	BOA	6-Month EUR EURIBOR Reuters	Receive	0.55	01/15/2014	1,200,000	(1,461)	(1,321)
Call - OTC 5-Year Interest Rate Swap	GSC	3-Month USD LIBOR BBA	Receive	1.30	03/17/2014	$ 3,600,000	(4,975)	(278)
Call - OTC 5-Year Interest Rate Swap	GSC	3-Month USD LIBOR BBA	Receive	1.40	01/27/2014	1,800,000	(3,860)	(2,320)
Put - OTC 10-Year Interest Rate Swap	GSC	6-Month EUR EURIBOR Reuters	Pay	2.50	01/27/2014	EUR 200,000	(1,479)	(14)
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD LIBOR BBA	Pay	2.00	03/31/2014	$ 17,600,000	(18,086)	(32,303)
Put - OTC 2-Year Interest Rate Swap	BOA	6-Month EUR EURIBOR Reuters	Pay	0.75	01/15/2014	EUR 1,200,000	(1,882)	(9)
Put - OTC 5-Year Interest Rate Swap	GSC	3-Month USD LIBOR BBA	Pay	1.90	03/17/2014	$ 3,600,000	(15,814)	(27,985)
Put - OTC 5-Year Interest Rate Swap	GSC	3-Month USD LIBOR BBA	Pay	2.00	01/27/2014	1,800,000	(9,290)	(31)
Put - OTC 5-Year Interest Rate Swap	BNP	3-Month USD LIBOR BBA	Pay	2.50	09/21/2015	1,260,000	(22,578)	(48,731)

							$(82,197)	$(113,112)

CENTRALLY CLEARED SWAP AGREEMENTS: (J)
CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION: (K)
Reference Obligation	Fixed Deal Pay Rate	Expiration Date	Notional Amount (L)	Fair Value (M)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North American Investment Grade Index - Series 20	1.00%	06/20/2018	$9,400,000	$190,014	$109,896	$80,118
North American Investment Grade Index - Series 21	1.00	12/20/2018	39,600,000	722,079	416,227	305,852

				$912,093	$526,123	$385,970

INTEREST RATE SWAP AGREEMENTS - FIXED RATE RECEIVABLE:
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	2.65%	07/31/2023	$ 450,000	$(9,833)	$(2,959)	$(6,874)
6-Month EURIBOR	1.25	09/13/2018	EUR 525,000	4,349	(1,769)	6,118

				$(5,484)	$(4,728)	$(756)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

OVER THE COUNTER SWAP AGREEMENTS:
TOTAL RETURN SWAP AGREEMENTS - PAYABLE: (N)
Reference Entity	Floating Rate	Termination Date	Counterparty	Number of Shares or Units	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
iShares MSCI EAFE Index Fund	USD-3M-LIBOR BBA	08/15/2014	JPM	80,479	$56,395	$0	$56,395

FUTURES CONTRACTS: (O)
Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note	Long	2	03/20/2014	$(4,503)
5-Year U.S. Treasury Note	Long	23	03/31/2014	(37,579)
OTC Call Options Strike @ EUR 99.50 on 3-Month EURIBOR Futures (Counterparty: CSFB)	Short	(4)	12/15/2014	(298)
OTC Put Options Strike @ EUR 99.50 on 3-Month EURIBOR Futures (Counterparty: CSFB)	Short	(4)	12/15/2014	2,319
Russell 2000 Mini Index	Long	45	03/21/2014	237,065
S&P 500 E-Mini Index	Long	397	03/21/2014	1,228,228

				$1,425,232

VALUATION SUMMARY: (P)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
U.S. Government Obligations	$—	$56,242,273	$—	$56,242,273
U.S. Government Agency Obligations	—	20,040,310	—	20,040,310
Foreign Government Obligations	—	1,318,384	—	1,318,384
Mortgage-Backed Securities	—	1,142,474	—	1,142,474
Asset-Backed Securities	—	1,100,429	—	1,100,429
Municipal Government Obligations	—	1,128,618	—	1,128,618
Corporate Debt Securities	—	9,454,330	—	9,454,330
Commercial Paper	—	249,901	—	249,901
Short-Term U.S. Government Obligations	—	6,719,817	—	6,719,817
Purchased Option	936,240	—	—	936,240
Purchased Swaption	—	46,160	—	46,160
Securities Lending Collateral	10,890,123	—	—	10,890,123
Repurchase Agreements	—	5,139,020	—	5,139,020
Total Investment Securities	$11,826,363	$102,581,716	$—	$114,408,079

Derivative Financial Instruments
Credit Default Swap Agreements (Q)	$—	$385,970	$—	$385,970
Interest Rate Swap Agreements (Q)	—	6,118	—	6,118
Total Return Swap Agreements (Q)	—	56,395	—	56,395
Futures Contracts (Q)	1,467,612	—	—	1,467,612
Total Derivative Financial Instruments	$1,467,612	$448,483	$—	$1,916,095

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
LIABILITIES
Derivative Financial Instruments
Written Option	$(2,000)	$—	$—	$(2,000)
Written Swaptions	—	(113,112)	—	(113,112)
Interest Rate Swap Agreements (Q)	—	(6,874)	—	(6,874)
Futures Contracts (Q)	(42,380)	—	—	(42,380)
Total Derivative Financial Instruments	$(44,380)	$(119,986)	$—	$(164,366)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security has been segregated by the custodian with the broker as collateral for centrally cleared swaps. Total value of securities segregated as collateral to cover centrally cleared swaps is $898,891.
(B)	All or a portion of this security is on loan. The value of all securities on loan is $10,667,564. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	All or a portion of this security has been segregated by the custodian with the broker as collateral to cover margin requirements for open futures contracts. Total value of securities segregated as collateral to cover margin requirements for open futures contracts is $810,508.
(D)	Step bond - Coupon rate changes in increments to maturity. Rate disclosed is as of December 31, 2013. Maturity date disclosed is the ultimate maturity date.
(E)	Floating or variable rate note. Rate is listed as of December 31, 2013.
(F)	Illiquid. Total aggregate fair value of illiquid securities is $485,958, or 0.46% of the portfolio’s net assets.
(G)	Rate shown reflects the yield at December 31, 2013.
(H)	Percentage rounds to less than 0.1%.
(I)	Aggregate cost for federal income tax purposes is $116,650,947. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $115,272 and $2,358,140, respectively. Net unrealized depreciation for tax purposes is $2,242,868.
(J)	Cash in the amount of $135,000 has been segregated by the custodian with the broker as collateral for centrally cleared swaps.
(K)	If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(L)	The maximum potential amount the portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(M)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(N)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference index less a financing rate, if any. As a receiver, the portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(O)	Cash in the amount of $1,116,000 has been segregated by the custodian with the broker as collateral to cover margin requirements for open futures contracts.
(P)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(Q)	Derivative financial instruments valued at unrealized appreciation (depreciation) on the instrument.

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities aggregated $2,045,939, or 1.95% of the portfolio’s net assets.
BBA	British Bankers’ Association
BNP	BNP Paribas
BOA	Bank of America
CLO	Collateralized Loan Obligation
CSFB	Credit Suisse First Boston
EURIBOR	Euro InterBank Offered Rate
GSC	Goldman Sachs & Co.
IO	Interest only portion of a STRIP (Separate Trading of Registered Interest and Principal Security) Security
JPM	JPMorgan Chase Bank
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OTC	Over the Counter
PO	Principal only portion of a STRIP (Separate Trading of Registered Interest and Principal Security) Security
Reg S	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
TBA	To Be Announced

CURRENCY ABBREVIATIONS:

EUR	Euro
USD	United States Dollar

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment securities, at value (cost: $111,082,534) (including securities loaned of $10,667,564)	$109,269,059
Repurchase agreement, at value (cost: $5,139,020)	5,139,020
Cash on deposit with broker	1,251,000
Foreign currency, at value (cost: $18,106)	18,380
Cash	44,401
Unrealized appreciation on OTC swap agreements	56,395
Receivables:
Shares sold	476,827
Investment securities sold	1,067,344
Interest	433,536
Securities lending income (net)	1,613
Variation margin receivable on derivative financial instruments	174,906
Prepaid expenses	1,695

Total assets	117,934,176

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	71
Investment securities purchased	2,128,759
Management and advisory fees	58,328
Distribution and service fees	20,360
Administration fees	2,254
Transfer agent fees	273
Trustees fees	58
Audit and tax fees	15,203
Custody fees	8,865
Legal fees	434
Printing and shareholder reports fees	24,259
Other	128
Collateral for securities on loan	10,890,123
Written options and swaptions, at value (premiums: $83,649)	115,112

Total liabilities	13,264,227

Net assets	$104,669,949

Net assets consist of:
Capital stock ($0.01 par value)	$95,973
Additional paid-in capital	102,216,619
Undistributed (accumulated) net investment income (loss)	1,460,038
Undistributed (accumulated) net realized gain (loss)	875,211
Net unrealized appreciation (depreciation) on:
Investment securities	(1,813,475)
Futures contracts	1,425,232
Written options and swaptions	(31,463)
Swap agreements	441,609
Translation of assets and liabilities denominated in foreign currencies	205

Net assets	$104,669,949

Net assets by class:
Initial Class	$10,011,339
Service Class	94,658,610

Shares outstanding:
Initial Class	912,510
Service Class	8,684,748

Net asset value and offering price per share:
Initial Class	$10.97
Service Class	10.90

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Interest income	$1,099,632
Securities lending income (net)	25,499

Total investment income	1,125,131

Expenses:
Management and advisory	631,949
Distribution and service:
Service Class	183,099
Administration	20,788
Transfer agent	1,260
Trustees	2,368
Audit and tax	15,754
Custody	87,391
Legal	3,504
Printing and shareholder reports	33,284
Other	5,746

Total expenses	985,143

Portfolio expenses (waived/reimbursed) recaptured	(35,148)

Net expenses	949,995

Net investment income (loss)	175,136

Net realized gain (loss) on transactions from:
Investment securities	(2,487,138)
Futures contracts	7,934,680
Written options and swaptions	35,756
Swap agreements	1,476,145
Foreign currency transactions	(4,649)

Net realized gain (loss)	6,954,794

Net change in unrealized appreciation (depreciation) on:
Investment securities	(2,053,430)
Futures contracts	1,241,631
Written options and swaptions	(32,970)
Swap agreements	260,767
Translation of assets and liabilities denominated in foreign currencies	1,410
TBA short commitments	120

Net change in unrealized appreciation (depreciation)	(582,472)

Net realized and change in unrealized gain (loss)	6,372,322

Net increase (decrease) in net assets resulting from operations	$6,547,458

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$175,136	$277,581
Net realized gain (loss)	6,954,794	380,706
Net change in unrealized appreciation (depreciation)	(582,472)	177,097
Net increase (decrease) in net assets resulting from operations	6,547,458	835,384

Distributions to shareholders:
Net investment income:
Initial Class	(68,952)	(148,735)
Service Class	(517,363)	(440,883)
Total distributions from net investment income	(586,315)	(589,618)
Total distributions to shareholders	(586,315)	(589,618)

Capital share transactions:
Proceeds from shares sold:
Initial Class	935,917	1,960,538
Service Class	62,402,404	19,949,202
	63,338,321	21,909,740
Dividends and distributions reinvested:
Initial Class	68,952	148,735
Service Class	517,363	440,883
	586,315	589,618
Cost of shares redeemed:
Initial Class	(1,719,200)	(1,668,015)
Service Class	(19,500,077)	(14,384,239)
	(21,219,277)	(16,052,254)
Net increase (decrease) in net assets resulting from capital share transactions	42,705,359	6,447,104
Net increase (decrease) in net assets	48,666,502	6,692,870

Net assets:
Beginning of year	56,003,447	49,310,577
End of year	$104,669,949	$56,003,447
Distributions in excess of net investment income	$1,460,038	$384,700

Share activity:
Shares issued:
Initial Class	88,628	191,011
Service Class	5,938,795	1,968,142
	6,027,423	2,159,153
Shares issued-reinvested from dividends and distributions:
Initial Class	6,643	14,712
Service Class	50,132	43,825
	56,775	58,537
Shares redeemed:
Initial Class	(161,926)	(162,882)
Service Class	(1,843,568)	(1,407,337)
	(2,005,494)	(1,570,219)
Net increase (decrease) in shares outstanding:
Initial Class	(66,655)	42,841
Service Class	4,145,359	604,630
	4,078,704	647,471

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Conservative VP

FINANCIAL HIGHLIGHTS

For the period or years ended:

For a share outstanding throughout each period/year	Initial Class
	December 31, 2013		December 31, 2012		December 31, 2011		December 31, 2010		December 31, 2009 (A)
Net asset value
Beginning of period/year	$10.19		$10.17		$11.11		$11.43		$10.00
Investment operations
Net investment income (loss)(B)	0.04		0.08	(C)	0.16	(C)	0.21	(C)	0.48	(C)
Net realized and unrealized gain (loss)	0.82		0.09		(0.95)		(0.43)		0.95
Total investment operations	0.86		0.17		(0.79)		(0.22)		1.43
Distributions
Net investment income	(0.08)		(0.15)		(0.15)		(0.06)		—
Net realized gains	—		—		—		(0.04)		—
Total distributions	(0.08)		(0.15)		(0.15)		(0.10)		—
Net asset value
End of period/year	$10.97		$10.19		$10.17		$11.11		$11.43
Total return(D)	8.44%		1.70%		(7.15)%		(1.85)%		14.30	%(E)
Net assets end of period/year (000’s)	$10,011		$9,979		$9,521		$9,743		$6,712
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.92%		0.98	%(F)	1.00	%(F)	1.00	%(F)	1.00	%(F) (G)
Before (waiver/reimbursement) recapture	0.96%		1.02	%(F)	1.00	%(F)	1.06	%(F)	1.88	%(F) (G)
Net investment income (loss) to average net assets	0.42%		0.76%		1.49%		1.94%		6.73	%(G)
Portfolio turnover rate	72	%(H)	1,003	%(I)	1,059	%(I)	1,006	%(I)	56	%(E) (I)

(A)	Commenced operations on May 1, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(D)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the portfolio invests.
(G)	Annualized.
(H)	Decrease in portfolio turnover rate was triggered by a change in the portfolio’s sub-adviser.
(I)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Conservative VP

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Service Class
	December 31, 2013		December 31, 2012		December 31, 2011		December 31, 2010		December 31, 2009 (A)
Net asset value
Beginning of period/year	$10.14		$10.11		$11.07		$11.42		$10.00
Investment operations
Net investment income (loss)(B)	0.02		0.05	(C)	0.14	(C)	0.18	(C)	0.58	(C)
Net realized and unrealized gain (loss)	0.80		0.10		(0.96)		(0.43)		0.84
Total investment operations	0.82		0.15		(0.82)		(0.25)		1.42
Distributions
Net investment income	(0.06)		(0.12)		(0.14)		(0.06)		—
Net realized gains	—		—		—		(0.04)		—
Total distributions	(0.06)		(0.12)		(0.14)		(0.10)		—
Net asset value
End of period/year	$10.90		$10.14		$10.11		$11.07		$11.42
Total return(D)	8.16%		1.53%		(7.46)%		(2.12)%		14.20	%(E)
Net assets end of period/year (000’s)	$94,659		$46,024		$39,790		$34,640		$2,285
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.17%		1.23	%(F)	1.25	%(F)	1.25	%(F)	1.25	%(F) (G)
Before (waiver/reimbursement) recapture	1.21%		1.27	%(F)	1.25	%(F)	1.31	%(F)	2.13	%(F) (G)
Net investment income (loss) to average net assets	0.18%		0.52%		1.25%		1.71%		8.02	%(G)
Portfolio turnover rate	72	%(H)	1,003	%(I)	1,059	%(I)	1,006	%(I)	56	%(E) (I)

(A)	Commenced operations on May 1, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(D)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the portfolio invests.
(G)	Annualized.
(H)	Decrease in portfolio turnover rate was triggered by a change in the portfolio’s sub-adviser.
(I)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical - Conservative VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other in the Statement of Operations.

Forward foreign currency contracts: The Portfolio is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Option contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio enters into option contracts to manage exposure to various market fluctuations. The Portfolio purchases or writes put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying investment. Writing put options tends to increase exposure to the underlying investment. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability in the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The underlying face amounts of open option and swaption contracts at December 31, 2013 are listed in the Schedule of Investments.

Transactions in written options were as follows:

	Premiums	Contracts
Balance at December 31, 2012	$—	—
Sales	9,815	24
Closing Buys	—	—
Expirations	(7,172)	(18)
Exercised	(1,191)	(2)
Balance at December 31, 2013	$1,452	4

Transactions in written swaptions were as follows:

	Premiums	Notional Amount
Balance at December 31, 2012	$24,048	$1,810,000
Sales	99,995	45,100,000
Closing Buys	(840)	(100,000)
Expirations	(22,190)	(11,200,000)
Exercised	(25,090)	(5,650,000)
Balance at December 31, 2013	$75,923	$29,960,000

	Premiums	Notional Amount
Balance at December 31, 2012	$—	EUR	—
Sales	233,451		117,720,000
Closing Buys	(217,819)		(110,000,000)
Expirations	(7,497)		(4,395,000)
Exercised	(1,861)		(525,000)
Balance at December 31, 2013	$6,274	EUR	2,800,000

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2013 are listed in the Schedule of Investments.

The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be executed in multilateral or other trade facility platforms, such as a registered exchange (“centrally cleared swaps”). Centrally cleared swaps listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swaps the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, variance, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such in the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses in the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses in the Statement of Operations.

Specific risks and accounting related to each type of swap agreement are identified and described in the following paragraphs:

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swaps, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swaps is disclosed in the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swaps’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swaps with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Total return swap agreements: The Portfolio is subject to commodity, equity, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments.

The open centrally cleared swap agreements at December 31, 2013 are listed in the Schedule of Investments. The centrally cleared swap agreements are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio, if applicable, and is included in the Statement of Assets and Liabilities.

The open OTC swap agreements at December 31, 2013 are listed in the Schedule of Investments. The premiums paid (received), as applicable, is included in the Statement of Assets and Liabilities along with the unrealized appreciation (depreciation).

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations.

Open balances, if any, are included in the payable or receivable for investments purchased or sold in the Statement of Assets and Liabilities.

When-Issued, forward delivery securities and delayed delivery settlements: The Portfolio may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. Government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses on the security.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2013 are listed in the Schedule of Investments.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage passthroughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage passthroughs include to be announced (“TBA”) securities and mortgage passthrough certificates. Generally, TBA securities and mortgage passthroughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $750 million	0.760%
Over $750 million up to $1.5 billion	0.750%
Over $1.5 billion	0.720%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.92%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, the amount waived/reimbursed by TAM was $35,148. During the year ended December 31, 2013, there were no amounts recaptured by TAM.

The following amounts are available for recapture by TAM as of December 31, 2013:

Amount Available	Year Reimbursed	Available Through
$ 23,859	2012	12/31/2014
35,148	2013	12/31/2015

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$3,083,636
U.S. Government	67,971,750
Proceeds from maturities and sales of securities:
Long-term	1,644,182
U.S. Government	35,932,734

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2012	Ending number of positions at December 31, 2013	Average number of positions(A)
Futures contracts	2	6	4
Purchased options and swaptions	2	2	2
Written options and swaptions	4	12	13
Swap agreements	2	5	4
Forward foreign currency contracts	1	—	3	(B)

(A)	Calculated based on positions held at each month end during the current year.
(B)	Although there were no open positions at the beginning and/or the end of the year the Portfolio periodically invested in this derivative during the year.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

The tables below highlight the types of risk associated with the derivative instruments:

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Credit contracts	Equity contracts	Total
Asset derivatives
Purchased options and swaptions, at value (C) (D)	$46,160	$—	$936,240	$982,400
Premium paid on swap agreements (D) (E)	—	526,123	—	526,123
Unrealized appreciation on futures contracts (D) (F)	2,319	—	1,465,293	1,467,612
Unrealized appreciation on swap agreements (D)(G)	6,118	385,970	56,395	448,483
Total gross amount of assets (H)	$54,597	$912,093	$2,457,928	$3,424,618
Liability derivatives
Written options and swaptions, at value (D)	$(115,112)	$—	$—	$(115,112)
Premium received on swap agreements (D) (I)	(4,728)	—	—	(4,728)
Unrealized depreciation on futures contracts (D) (F)	(42,380)	—	—	(42,380)
Unrealized depreciation on swap agreements (D)(G)	(6,874)	—	—	(6,874)
Total gross amount of liabilities (H)	$(169,094)	$—	$—	$(169,094)
(C)	Included within Investment securities, at value.
(D)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(E)	Includes premium paid on OTC swap agreements as reported on the Statement of Assets and Liabilities, as well as the premium paid on centrally cleared swap agreements included in the variation margin receivable/payable on derivative financial instruments.
(F)	Includes cumulative appreciation (depreciation) on futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(G)	Includes unrealized appreciation (depreciation) on OTC swap agreements as reported on the Statement of Assets and Liabilities, as well as the unrealized appreciation (depreciation) on centrally cleared swap agreements included in the variation margin receivable/payable on derivative financial instruments.
(H)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.
(I)	Includes premium received on OTC swap agreements as reported on the Statement of Assets and Liabilities, as well as the premium received on centrally cleared swap agreements included in the variation margin receivable/payable on derivative financial instruments.

The following tables present the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2013:

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Financial Assets and Derivative Assets, and Collateral Received as of December 31, 2013:

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities (J)	Value Eligible for Offset	Collateral Received (K)	Net Amount (not less than $0)
BNP Paribas SA	$46,160	$(46,160)	$—	$—
Credit Suisse Securities (USA) LLC	2,319	(298)	—	2,021
JPMorgan Chase Bank, N.A.	56,395	(1)	—	56,394
Other Derivatives (L)	3,319,744	—	—	3,319,744
Total	$3,424,618	$(46,459)	$—	$3,378,159

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

Financial Liabilities and Derivative Liabilities, and Collateral Pledged as of December 31, 2013:

Counterparty	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities (J)	Value Eligible for Offset	Collateral Pledged (K)	Net Amount (not less than $0)
BNP Paribas SA	$48,731	$(46,160)	$—	$2,571
Bank of America, N.A.	1,330	—	—	1,330
Credit Suisse Securities (USA) LLC	298	(298)	—	—
Goldman Sachs Bank USA	63,050	—	—	63,050
JPMorgan Chase Bank, N.A.	1	(1)	—	—
Other Derivatives (L)	55,684	—	—	55,684
Total	$169,094	$(46,459)	$—	$122,635
(J)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
(K)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(L)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Total
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on purchased options and swaptions (M)	$—	$—	$—	$(1,514,596)	$(1,514,596)
Net realized gain (loss) on futures contracts	64,849	—	—	7,869,831	7,934,680
Net realized gain (loss) on written options and swaptions	35,756	—	—	—	35,756
Net realized gain (loss) on swap agreements	(95,641)	—	586,416	985,370	1,476,145
Net realized gain (loss) on forward foreign currency contracts (N)	—	(5,108)	—	—	(5,108)
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased options and swaptions (O)	21,050	—	—	(127,515)	(106,465)
Net change in unrealized appreciation (depreciation) on futures contracts	(40,061)	—	—	1,281,692	1,241,631
Net change in unrealized appreciation (depreciation) on written options and swaptions	(32,970)	—	—	—	(32,970)
Net change in unrealized appreciation (depreciation) on swap agreements	(756)	—	411,464	(149,941)	260,767
Net change in unrealized appreciation (depreciation) on forward foreign currency transactions (P)	—	1,221	—	—	1,221
Total	$(47,773)	$(3,887)	$997,880	$8,344,841	$9,291,061
(M)	Included within Net realized gain (loss) on transactions from Investment securities.
(N)	Included within Net realized gain (loss) on transactions from Foreign currency transactions.
(O)	Included within Net change in unrealized appreciation (depreciation) on Investment securities.
(P)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to wash sales, swaps, futures contracts, options contracts, partnership adjustments, and paydown gain/loss.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$500
Undistributed (accumulated) net investment income (loss)	1,486,517
Undistributed (accumulated) net realized gain (loss)	(1,487,017)

At December 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The capital loss carryforwards utilized or expired during the year ended December 31, 2013 were $3,974,952.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$586,315
Long-Term Capital Gain	—

2012 Distributions paid from:
Ordinary Income	589,618
Long-Term Capital Gain	—

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 6. (continued)

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$1,539,637

Undistributed Long-term Capital Gain	2,609,729

Capital Loss Carryforwards	—

Post October Short-Term Capital Loss Deferral	—

Post October Long-Term Capital Loss Deferral	—

Late Year Ordinary Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	(1,792,009)

Other Temporary Differences	—

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica PIMCO Tactical - Conservative VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica PIMCO Tactical - Conservative VP (formerly, Transamerica Hanlon Growth and Income VP) (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica PIMCO Tactical - Conservative VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Conservative VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Growth VP

(unaudited)

MARKET ENVIRONMENT

The beginning of 2013 saw U.S. equity indices reach new highs and U.S. Treasuries sell off across the curve as signs of renewed momentum in the world’s largest economy fueled risk appetite. Investors discounted negative fiscal policy developments—including Congress’ failure to reach a deal on sequestration - and instead focused on positive news out of the housing and labor markets.

During the second quarter, conditions in financial markets deteriorated as investors reacted to signals by the U.S. Federal Reserve (“Fed”) that it would begin to taper the pace of asset purchases later in the year. The shift in tone fueled a broad-based sell-off of fixed income assets, undermining market liquidity, and sending yields higher across the risk spectrum. While the Fed’s choice to later eschew market consensus and delay tapering left investors in a state of disbelief, a few key factors guided its hand. Chief among them: economic data. Ever since the Fed began hinting at tapering this spring, headline indicators of economic growth had been unconvincing.

The Fed also kept a wary eye on the uncertain fiscal policy landscape. The economy was unlikely to escape both a government shutdown and another debt ceiling debate unscathed. Against this backdrop of elevated economic and fiscal policy uncertainty, the Fed continued to enhance one source of certainty for investors: the policy rate. The Fed would not begin hiking rates until a “considerable time” after the third quantitative easing (“QE3”) had been wound down; the longer the withdrawal from QE3 was delayed, the further the Fed would push out the eventual first rate hike.

And so in December, after months of preparation and intense data watching, the Fed announced its intention to begin gradually exiting its five-year bond-buying program. In January 2014 the Fed will reduce-or “taper”-its quantitative easing program from $85 billion to $75 billion. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee provided even greater assurances that the policy rate would remain near the zero bound until signs of sustainable growth were more broadly evident. Thus far, its ‘forward guidance’ had consisted of providing an unemployment threshold for potential action, but in December they added that it would likely maintain the current target range for the federal portfolios rate well past the time that the unemployment rate declines below 6.5%, especially if projected inflation continues to run below the 2% longer-run goal. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

PERFORMANCE

For the year ended December 31, 2013, Transamerica PIMCO Tactical - Growth VP, Initial Class returned 17.03%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica PIMCO Tactical - Growth VP Blended Benchmark (“blended benchmark”), returned 32.39% and 19.59%, respectively.

The blended benchmark is comprised of the S&P 500® 50%, the Barclays U.S. Government/Credit Bond Index 24%, the MSCI Europe, Australasia, Far East Index 15%, the Barclays Long Government/Credit Index 6%, and the Russell 2000® Index 5%.

STRATEGY REVIEW

The portfolio’s equity exposure, which held on the high end of the target range, was driven by low, stable volatility. This high level of exposure contributed to performance for the year as equities rallied. From a duration standpoint, a slight overweight to the blended benchmark detracted from returns over the year as yields generally rose. Continued exposure to non-Agency mortgages, however, was positive for performance as these securities benefitted from limited supply and an ongoing housing recovery. While an underweight to credit was disadvantageous due to narrowing spreads over the year, positioning designed to take advantage of muted volatility in credit markets more than offset this negative impact. Lastly, defensive currency positioning of the Japanese yen added to returns as aggressive monetary policy drove depreciation versus the U.S. dollar.

Derivatives were used in the Portfolio and are instrumental in attaining specific exposures targeted to gain from anticipated market developments. Overall equity exposure, which added to returns, was obtained via the use of futures, options, and total return swaps. The portfolio’s duration positioning, which was negative for returns, was partly facilitated through the use of interest rate swaps and futures. The portfolio’s overall corporate exposure, which was net positive for performance, was driven by positions that were established via the use of credit default swaps. Additionally, the portfolio’s exposure to select currencies, which aided performance, was obtained via forward contracts.

The portfolio had a net gain from derivatives. Futures and swap agreements were positive contributors, while foreign currency trades and written options and swaption contracts were negative contributors.

Vineer Bhansali

Josh Thimons

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	10 Years or Life of Class	Inception Date
Initial Class	17.03%	4.01%	05/01/2009
S&P 500®(A)	32.39%	19.84%
Transamerica PIMCO Tactical - Growth VP Blended Benchmark(A)	19.59%	15.17%
Service Class	16.81%	3.74%	05/01/2009

NOTES

(A) The Transamerica PIMCO Tactical - Growth VP Blended Benchmark is composed of the following benchmarks: S&P 500® 50%, Barclays U.S. Government/Credit Index 24%, MSCI Europe, Australasia, Far East Index 15%, Barclays Long Government/Credit Index 6% and the Russell 2000® Index 5%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ. The Barclays U.S. Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates. The Barclays Long Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates with remaining maturities of 10 years or more. The MSCI Europe, Australasia, Far East Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. The underlying portfolios invest their assets in various underlying equity derivatives; their ability to achieve their investment objectives depends largely on the performance of the underlying equity derivatives in which they invest. There can be no assurance that the investment objectives of any underlying equity derivatives will be achieved.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio
Transamerica PIMCO Tactical - Growth VP
Initial Class	$1,000.00	$1,110.70	$5.11	$1,020.64	$4.89	0.95%
Service Class	1,000.00	1,109.20	6.45	1,019.36	6.17	1.20

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Growth VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
U.S. Government Obligations	50.7%
Short-Term U.S. Government Obligations	16.9
Securities Lending Collateral	14.0
U.S. Government Agency Obligations	13.3
Repurchase Agreements	6.0
Corporate Debt Securities	5.2
Purchased Option	1.6
Asset-Backed Securities	1.2
Mortgage-Backed Securities	1.1
Foreign Government Obligations	0.5
Municipal Government Obligations	0.5
Commercial Paper	0.2
Purchased Swaption	0.0	(A)
Other Assets and Liabilities - Net(B)	(11.2)
Total	100.0%

(A)	Percentage rounds to less than 0.1%

(B)	The Other Assets and Liabilities - Net category may include, but is not limited to, Reverse Repurchase Agreements, Forward Foreign Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, TBA Short Commitments, and Cash Collateral.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 50.7%
U.S. Treasury Bond
2.75%, 08/15/2042 (A)	$ 4,700,000	$ 3,724,017
U.S. Treasury Note
0.13%, 07/31/2014	1,800,000	1,800,211
0.25%, 01/31/2014 - 01/15/2015	25,971,000	25,989,935
0.25%, 06/30/2014 - 10/31/2014 (B)	11,835,000	11,845,151
0.38%, 11/15/2014	100,000	100,191
0.50%, 08/15/2014 - 10/15/2014	5,429,000	5,442,348
0.63%, 07/15/2014 - 08/31/2017	6,300,000	6,298,099
0.75%, 06/15/2014	300,000	300,867
1.00%, 01/15/2014 - 05/15/2014	500,000	501,058
1.00%, 08/31/2019 (c)	1,900,000	1,796,836
1.50%, 08/31/2018	800,000	795,938
1.63%, 08/15/2022	2,900,000	2,634,696
1.75%, 01/31/2014	100,000	100,133
2.25%, 05/31/2014	1,100,000	1,109,625

Total U.S. Government Obligations (cost $62,922,841)		62,439,105

U.S. GOVERNMENT AGENCY OBLIGATIONS - 13.3%
Fannie Mae
0.88%, 10/26/2017	900,000	884,691
1.88%, 09/18/2018 (B)	1,800,000	1,811,849
4.50%, 03/01/2039 - 05/01/2041	1,969,971	2,086,462
Financing Corp. Fico, PO
Series 2011-75, Class FA 05/11/2018	200,000	184,351
Freddie Mac
1.25%, 10/02/2019	7,525,000	7,128,711
2.38%, 01/13/2022	4,500,000	4,301,843

Total U.S. Government Agency Obligations (cost $16,532,177)		16,397,907

FOREIGN GOVERNMENT OBLIGATIONS - 0.5%
Province of Ontario Canada
1.65%, 09/27/2019	600,000	575,880
Russian Federation
7.50%, 03/31/2030 - Reg S (D)	71,500	83,312

Total Foreign Government Obligations (cost $687,395)		659,192

MORTGAGE-BACKED SECURITIES - 1.1%
Banc of America Commercial Mortgage Trust
Series 2006-6, Class A2
5.31%, 10/10/2045	16,718	16,754
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2004-2, Class A5
4.58%, 11/10/2038	24,853	24,857
Bear Stearns Alt-A Trust
Series 2005-5, Class 1A1
0.61%, 07/25/2035 (E)	55,165	55,185
CD Commercial Mortgage Trust
Series 2005-CD1, Class ASB
5.22%, 07/15/2044 (E)	78,057	78,593
Commercial Mortgage Trust
Series 2005-GG5, Class A42
5.25%, 04/10/2037 (E)	200,000	202,220
Series 2007-GG9, Class A2
5.38%, 03/10/2039	229,933	235,119

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-AR7, Class 2A1
2.77%, 11/25/2034 (E)	$ 148,320	$ 149,911
DBRR Trust
Series 2012-EZ1, Class A
0.95%, 09/25/2045 - 144A	309,625	309,640
Series 2013-EZ2, Class A
0.85%, 02/25/2045 - 144A (E)	151,749	151,256
Morgan Stanley Bank of America Merrill Lynch Trust, IO
Series 2013-C8, Class XA
1.51%, 12/15/2048 (E) (F)	988,851	70,339
WaMu Mortgage Pass-Through Certificates
Series 2005-AR4, Class A5
2.43%, 04/25/2035 (E)	100,000	93,138

Total Mortgage-Backed Securities (cost $1,380,731)		1,387,012

ASSET-BACKED SECURITIES - 1.2%
ACA CLO, Ltd.
Series 2006-1A, Class A1
0.49%, 07/25/2018 - 144A (E)	87,298	87,060
American Express Credit Account Master Trust
Series 2012-5, Class A
0.59%, 05/15/2018	200,000	199,921
First Franklin Mortgage Loan Asset Backed Certificates
Series 2005-FF2, Class M4
1.05%, 03/25/2035 (E)	300,000	256,249
Fore CLO, Ltd.
Series 2007-1A, Class A1A
0.49%, 07/20/2019 - 144A (E)	123,133	121,610
Morgan Stanley Home Equity Loan Trust
Series 2005-3, Class M2
0.64%, 08/25/2035 (E)	100,000	90,487
Northstar Education Finance, Inc.
Series 2012-1, Class A
0.87%, 12/26/2031 - 144A (E)	129,044	128,829
SLC Private Student Loan Trust
Series 2006-A, Class A5
0.41%, 07/15/2036 (E)	200,000	197,245
SLM Private Credit Student Loan Trust
Series 2006-B, Class A4
0.42%, 03/15/2024 (E)	100,000	96,478
SLM Private Education Loan Trust
Series 2012-E, Class A1
0.92%, 10/16/2023 - 144A (E)	56,785	56,820
SLM Student Loan Trust
Series 2004-10, Class A5A
0.64%, 04/25/2023 - 144A (E)	185,633	185,401

Total Asset-Backed Securities (cost $1,392,008)		1,420,100

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.5%
Bay Area Toll Authority (Revenue Bonds)
Series S1
6.92%, 04/01/2040	100,000	122,110
Los Angeles Community College District (General Obligation Unlimited)
6.60%, 08/01/2042	100,000	123,820

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Port Authority of New York & New Jersey (Revenue Bonds)
4.46%, 10/01/2062	$ 100,000	$ 84,784
State of California - Build America Bonds (General Obligation Unlimited)
7.35%, 11/01/2039	150,000	191,223
Utah State Board of Regents (Revenue Bonds)
Series 2012-1, Class A
0.92%, 12/26/2031 (E)	125,488	127,116

Total Municipal Government Obligations (cost $711,798)		649,053

CORPORATE DEBT SECURITIES - 5.2%
Biotechnology - 0.2%
Amgen, Inc.
4.50%, 03/15/2020 (B)	200,000	214,441
Capital Markets - 0.4%
Goldman Sachs Group, Inc.
0.70%, 03/22/2016 (E)	300,000	298,971
6.15%, 04/01/2018	80,000	91,734
Morgan Stanley, Series MTN
6.63%, 04/01/2018 (B)	100,000	117,009
Commercial Banks - 0.6%
Bank of Montreal, Series MTN
2.55%, 11/06/2022 (B)	80,000	73,138
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.50%, 01/11/2021 (B)	80,000	84,913
HSBC Holdings PLC
5.10%, 04/05/2021 (B)	80,000	88,916
Sberbank of Russia Via SB Capital SA
5.18%, 06/28/2019 - Reg S	200,000	209,750
Westpac Banking Corp.
1.01%, 09/25/2015 (E)	300,000	303,182
Commercial Services & Supplies - 0.1%
ADT Corp.
4.13%, 06/15/2023 (B)	20,000	17,750
Eaton Corp.
2.75%, 11/02/2022 (B)	125,000	116,608
Consumer Finance - 0.3%
Caterpillar Financial Services Corp., Series MTN
1.65%, 04/01/2014	150,000	150,463
PACCAR Financial Corp., Series MTN
0.51%, 02/08/2016 (E)	130,000	129,978
Toyota Motor Credit Corp.
0.53%, 05/17/2016 (E)	100,000	100,285
Diversified Financial Services - 0.7%
American Honda Finance Corp.
0.46%, 11/03/2014 - 144A (E)	200,000	200,376
0.69%, 05/08/2014 - 144A (E)	150,000	150,267
General Electric Capital Corp.
0.84%, 12/11/2015 (E)	120,000	120,918
Helios Leasing I LLC
1.56%, 09/28/2024	90,481	85,413
JPMorgan Chase & Co.
3.25%, 09/23/2022	100,000	95,832
Merrill Lynch & Co., Inc., Series MTN
6.88%, 04/25/2018 (B)	80,000	94,589

	Principal	Value
Diversified Financial Services (continued)
Tagua Leasing LLC
1.58%, 11/16/2024	$ 92,422	$ 87,052
Diversified Telecommunication Services - 0.5%
AT&T, Inc.
0.62%, 02/12/2016 (E)	200,000	199,613
Verizon Communications, Inc.
1.77%, 09/15/2016 (E)	300,000	309,069
4.50%, 09/15/2020	100,000	107,057
Electric Utilities - 0.1%
FirstEnergy Corp.
2.75%, 03/15/2018 (B)	50,000	49,129
Niagara Mohawk Power Corp.
4.12%, 11/28/2042 - 144A (F)	100,000	87,364
Electrical Equipment - 0.1%
Schneider Electric SA
2.95%, 09/27/2022 - 144A (B)	75,000	69,842
Hotels, Restaurants & Leisure - 0.2%
Carnival Corp.
1.20%, 02/05/2016 (B)	200,000	199,447
Industrial Conglomerates - 0.1%
General Electric Co.
2.70%, 10/09/2022 (B)	200,000	187,200
Internet & Catalog Retail - 0.1%
Amazon.com, Inc.
2.50%, 11/29/2022 (B)	100,000	90,143
Media - 0.0% (G)
British Sky Broadcasting Group PLC
3.13%, 11/26/2022 - 144A (B)	40,000	37,242
Metals & Mining - 0.1%
BHP Billiton Finance USA, Ltd.
5.50%, 04/01/2014	150,000	151,913
Multi-Utilities - 0.1%
Sempra Energy
2.88%, 10/01/2022	75,000	69,054
Oil, Gas & Consumable Fuels - 0.5%
Devon Energy Corp.
0.69%, 12/15/2015 (E)	100,000	100,076
Dolphin Energy, Ltd.
5.50%, 12/15/2021 - Reg S	200,000	218,500
Petroleos Mexicanos
6.00%, 03/05/2020 (B)	100,000	111,100
Rosneft Finance SA, Series MTN
7.88%, 03/13/2018 - Reg S (B)	100,000	115,500
Statoil ASA
2.45%, 01/17/2023 (B)	125,000	113,939
Pharmaceuticals - 0.5%
AbbVie, Inc.
1.00%, 11/06/2015 (E)	200,000	202,057
2.90%, 11/06/2022 (B)	150,000	140,198
Eli Lilly & Co.
4.20%, 03/06/2014 (B)	150,000	150,986
Johnson & Johnson
0.31%, 11/28/2016 (E)	100,000	100,057
Road & Rail - 0.1%
Aviation Capital Group Corp.
3.88%, 09/27/2016 - 144A (F)	100,000	103,289
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023 (B)	100,000	93,126

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Tobacco - 0.2%
Philip Morris International, Inc.
6.88%, 03/17/2014 (B)	$ 150,000	$ 151,997
Reynolds American, Inc.
4.85%, 09/15/2023 (B)	100,000	103,231
Transportation Infrastructure - 0.1%
Sydney Airport Finance Co. Pty, Ltd.
3.90%, 03/22/2023 - 144A	100,000	94,813
Wireless Telecommunication Services - 0.2%
VimpelCom Holdings BV
5.20%, 02/13/2019 - 144A (B)	200,000	200,000

Total Corporate Debt Securities (cost $6,493,358)		6,387,527

COMMERCIAL PAPER - 0.2%

Energy Equipment & Services - 0.2%
DCP Midstream Operating, LP
1.10%, 01/14/2014 (H)	250,000	249,901

Total Commercial Paper (cost $249,901)		249,901

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 16.9%
Fannie Mae
0.12%, 08/01/2014 (H)	1,100,000	1,099,206
Freddie Mac
0.07%, 03/28/2014 (H)	2,500,000	2,499,564
0.10%, 05/07/2014 (H)	1,300,000	1,299,531
0.11%, 01/23/2014 - 07/11/2014 (H)	2,000,000	1,999,407
0.12%, 06/05/2014 - 07/11/2014 (H)	1,600,000	1,599,010
0.13%, 01/08/2014 - 07/11/2014 (H)	700,000	699,727
0.15%, 02/24/2014 (H)	1,200,000	1,199,730
0.16%, 01/15/2014 - 02/11/2014 (H)	1,100,000	1,099,854
U.S. Treasury Bill
0.06%, 01/09/2014 - 01/23/2014 (H)	6,200,000	6,199,904
0.06%, 01/30/2014 (B) (H)	1,000,000	999,950
0.08%, 02/06/2014 (H)	665,000	664,945
0.10%, 05/29/2014 (H)	1,400,000	1,399,442
0.12%, 08/21/2014 (H)	100,000	99,921

Total Short-Term U.S. Government Obligations (cost $20,860,191)		20,860,191

	Contracts	Value
PURCHASED OPTION - 1.6%
Put Option - 1.6%
S&P 500 Index
Index Value $ 1,550.00
Expires 12/20/2014	506	1,902,560

Total Purchased Option (cost $2,141,410)		1,902,560

	Notional Amount	Value
PURCHASED SWAPTION - 0.0% (G)
Put Option - 0.0% (G)
OTC - If exercised the Series receives floating 3 month LIBOR, and pays 3.45%, European Style (F) Expires 09/21/2015 Counterparty: BNP	$ 150,000	23,080

Total Purchased Swaption (cost $11,844)		23,080

	Shares	Value
SECURITIES LENDING COLLATERAL - 14.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (H)	17,235,711	$ 17,235,711

Total Securities Lending Collateral (cost $17,235,711)		17,235,711

	Principal	Value
REPURCHASE AGREEMENTS - 6.0%
BNP Paribas 0.03% (H), dated 12/31/2013, to be repurchased at $2,700,005 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 11/01/2043, and with a value of $2,781,140.	$ 2,700,000	2,700,000
State Street Bank & Trust Co. 0.01% (H), dated 12/31/2013, to be repurchased at $4,682,001 on 01/02/2014. Collateralized by U.S. Government Agency Obligations, 2.75% - 3.50%, due 01/15/2039 -01/25/2039, and with a total value of $4,777,677.	4,681,998	4,681,998

Total Repurchase Agreements (cost $7,381,998)		7,381,998

Total Investment Securities (cost $138,001,363) (I)		136,993,337
Other Assets and Liabilities - Net - (11.2)%		(13,789,907)

Net Assets - 100.0%		$ 123,203,430

	Contracts	Value
WRITTEN OPTION - (0.0)% (G)

Put Option - (0.0)% (G)
Eurodollar, Mid-Curve 3-Year Future
Exercise Price $ 97.38
Expires 03/14/2014	2	$ (1,000)

Total Written Option (premiums $(747))		$ (1,000)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

WRITTEN SWAPTIONS:
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums Paid (Received)	Value
Call - OTC 10-Year Interest		3-Month USD LIBOR
Rate Swap	JPM	BBA	Receive	2.50%	01/27/2014	$ 100,000	$ (440)	$ 0
Call - OTC 10-Year Interest		6-Month EUR EURIBOR
Rate Swap	GSC	Reuters	Receive	2.00	01/27/2014	EUR 100,000	(726)	(60)
Call - OTC 2-Year Interest		6-Month EUR EURIBOR
Rate Swap	BOA	Reuters	Receive	0.55	01/15/2014	600,000	(730)	(660)
Call - OTC 5-Year Interest		3-Month USD LIBOR
Rate Swap	GSC	BBA	Receive	1.30	03/17/2014	$ 1,700,000	(2,357)	(131)
Call - OTC 5-Year Interest		3-Month USD LIBOR
Rate Swap	GSC	BBA	Receive	1.40	01/27/2014	700,000	(1,492)	(903)
Put - OTC 10-Year Interest		6-Month EUR EURIBOR
Rate Swap	GSC	Reuters	Pay	2.50	01/27/2014	EUR 100,000	(740)	(7)
Put - OTC 2-Year Interest		3-Month USD LIBOR
Rate Swap	GSC	BBA	Pay	2.00	03/31/2014	$ 9,300,000	(9,497)	(17,069)
Put - OTC 2-Year Interest		6-Month EUR EURIBOR
Rate Swap	BOA	Reuters	Pay	0.75	01/15/2014	EUR 600,000	(941)	(5)
Put - OTC 5-Year Interest		3-Month USD LIBOR
Rate Swap	GSC	BBA	Pay	1.90	03/17/2014	$ 1,700,000	(7,484)	(13,215)
Put - OTC 5-Year Interest		3-Month USD LIBOR
Rate Swap	GSC	BBA	Pay	2.00	01/27/2014	700,000	(3,650)	(12)
Put - OTC 5-Year Interest		3-Month USD LIBOR
Rate Swap	BNP	BBA	Pay	2.50	09/21/2015	630,000	(11,289)	(24,365)

							$(39,346)	$(56,427)

CENTRALLY CLEARED SWAP AGREEMENTS: (J)
CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION: (K)
Reference Obligation	Fixed Deal Pay Rate	Expiration Date	Notional Amount (L)	Fair Value (M)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North American Investment Grade
Index – Series 20	1.00%	06/20/2018	$4,300,000	$ 86,921	$ 50,729	$ 36,192
North American Investment Grade
Index – Series 21	1.00	12/20/2018	22,900,000	417,566	259,802	157,764

				$504,487	$ 310,531	$ 193,956

INTEREST RATE SWAP AGREEMENTS - FIXED RATE RECEIVABLE:
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	2.65%	07/31/2023	$200,000	$ (4,370)	$ (1,264)	$ (3,106)
6-Month EURIBOR	1.25	09/13/2018	EUR 270,000	2,236	(910)	3,146

				$ (2,134)	$ (2,174)	$ 40

OVER THE COUNTER SWAP AGREEMENTS:
TOTAL RETURN SWAP AGREEMENTS - PAYABLE: (N)
Reference Entity	Floating Rate	Termination Date	Counterparty	Number of Shares or Units	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
iShares MSCI EAFE Index Fund	USD-3M-LIBOR BBA	08/15/2014	JPM	275,888	$190,795	$0	$190,795

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

FUTURES CONTRACTS: (O)
Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note	Long	2	03/20/2014	$(4,502)
5-Year U.S. Treasury Note	Long	7	03/31/2014	(10,619)
OTC Call Options Strike @ EUR 99.50 on 3-Month EURIBOR Futures (Counterparty: CSFB)	Short	(3)	12/15/2014	(228)
OTC Put Options Strike @ EUR 99.50 on 3-Month EURIBOR Futures (Counterparty: CSFB)	Short	(3)	12/15/2014	1,769
Russell 2000 Mini Index	Long	53	03/21/2014	273,216
S&P 500 E-Mini Index	Long	801	03/21/2014	2,440,325

				$2,699,961

VALUATION SUMMARY: (P)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
U.S. Government Obligations	$—	$62,439,105	$—	$62,439,105
U.S. Government Agency Obligations	—	16,397,907	—	16,397,907
Foreign Government Obligations	—	659,192	—	659,192
Mortgage-Backed Securities	—	1,387,012	—	1,387,012
Asset-Backed Securities	—	1,420,100	—	1,420,100
Municipal Government Obligations	—	649,053	—	649,053
Corporate Debt Securities	—	6,387,527	—	6,387,527
Commercial Paper	—	249,901	—	249,901
Short-Term U.S. Government Obligations	—	20,860,191	—	20,860,191
Purchased Option	1,902,560	—	—	1,902,560
Purchased Swaption	—	23,080	—	23,080
Securities Lending Collateral	17,235,711	—	—	17,235,711
Repurchase Agreements	—	7,381,998	—	7,381,998
Total Investment Securities	$19,138,271	$117,855,066	$—	$136,993,337
Derivative Financial Instruments
Credit Default Swap Agreements (Q)	$—	$193,956	$—	$193,956
Interest Rate Swap Agreements (Q)	—	3,146	—	3,146
Total Return Swap Agreements (Q)	—	190,795	—	190,795
Futures Contracts (Q)	2,715,310	—	—	2,715,310
Total Derivative Financial Instruments	$2,715,310	$387,897	$—	$3,103,207

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
LIABILITIES
Derivative Financial Instruments
Written Option	$(1,000)	$—	$—	$(1,000)
Written Swaptions	—	(56,427)	—	(56,427)
Interest Rate Swap Agreements (Q)	—	(3,106)	—	(3,106)
Futures Contracts (Q)	(15,349)	—	—	(15,349)
Total Derivative Financial Instruments	$(16,349)	$(59,533)	$—	$(75,882)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security has been segregated by the custodian with the broker as collateral for centrally cleared swaps. Total value of securities segregated as collateral to cover centrally cleared swaps is $393,002.
(B)	All or a portion of this security is on loan. The value of all securities on loan is $16,882,107. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	All or a portion of this security has been segregated by the custodian with the broker as collateral to cover margin requirements for open futures contracts. Total value of securities segregated as collateral to cover margin requirements for open futures contracts is $1,513,125.
(D)	Step bond - Coupon rate changes in increments to maturity. Rate disclosed is as of December 31, 2013. Maturity date disclosed is the ultimate maturity date.
(E)	Floating or variable rate note. Rate is listed as of December 31, 2013.
(F)	Illiquid. Total aggregate fair value of illiquid securities is $284,072, or 0.23% of the portfolio’s net assets.
(G)	Percentage rounds to less than 0.1%.
(H)	Rate shown reflects the yield at December 31, 2013.
(I)	Aggregate cost for federal income tax purposes is $138,422,533. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $112,131 and $1,541,327, respectively. Net unrealized depreciation for tax purposes is $1,429,196.
(J)	Cash in the amount of $219,000 has been segregated by the custodian with the broker as collateral for centrally cleared swaps.
(K)	If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(L)	The maximum potential amount the portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(M)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(N)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference index less a financing rate, if any. As a receiver, the portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(O)	Cash in the amount of $2,117,000 has been segregated by the custodian with the broker as collateral to cover margin requirements for open futures contracts.
(P)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(Q)	Derivative financial instruments valued at unrealized appreciation (depreciation) on the instrument.

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities aggregated $1,983,809, or 1.61% of the portfolio’s net assets.
BBA	British Bankers’ Association
BNP	BNP Paribas
BOA	Bank of America
CLO	Collateralized Loan Obligation
CSFB	Credit Suisse First Boston
EURIBOR	Euro InterBank Offered Rate
GSC	Goldman Sachs & Co.
IO	Interest only portion of a STRIP (Separate Trading of Registered Interest and Principal Security) Security
JPM	JPMorgan Chase Bank
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OTC	Over the Counter
PO	Principal only portion of a STRIP (Separate Trading of Registered Interest and Principal Security) Security
Reg S	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

CURRENCY ABBREVIATIONS:

EUR	Euro
USD	United States Dollar

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment securities, at value (cost: $130,619,365) (including securities loaned of $16,882,107)	$129,611,339
Repurchase agreement, at value (cost: $7,381,998)	7,381,998
Cash on deposit with broker	2,336,000
Foreign currency, at value (cost: $10,350)	10,452
Cash	147,591
Unrealized appreciation on OTC swap agreements	190,795
Receivables:
Shares sold	389,604
Interest	280,274
Securities lending income (net)	2,210
Variation margin receivable on derivative financial instruments	297,085
Prepaid expenses	1,723

Total assets	140,649,071

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	60
Investment securities purchased	5
Management and advisory fees	73,453
Distribution and service fees	22,909
Administration fees	2,595
Transfer agent fees	271
Trustees fees	104
Audit and tax fees	15,199
Custody fees	8,328
Legal fees	364
Printing and shareholder reports fees	29,104
Other	111
Collateral for securities on loan	17,235,711
Written options and swaptions, at value (premiums: $40,093)	57,427

Total liabilities	17,445,641

Net assets	$123,203,430

Net assets consist of:
Capital stock ($0.01 par value)	$108,300
Additional paid-in capital	116,137,170
Undistributed (accumulated) net investment income (loss)	2,720,125
Undistributed (accumulated) net realized gain (loss)	2,178,327
Net unrealized appreciation (depreciation) on:
Investment securities	(1,008,026)
Futures contracts	2,699,961
Written options and swaptions	(17,334)
Swap agreements	384,791
Translation of assets and liabilities denominated in foreign currencies	116

Net assets	$123,203,430

Net assets by class:
Initial Class	$14,041,837
Service Class	109,161,593

Shares outstanding:
Initial Class	1,226,595
Service Class	9,603,410

Net asset value and offering price per share:
Initial Class	$11.45
Service Class	11.37

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Interest income	$641,294
Securities lending income (net)	21,661

Total investment income	662,955

Expenses:
Management and advisory	642,701
Distribution and service:
Service Class	170,247
Administration	20,339
Transfer agent	1,219
Trustees	2,262
Audit and tax	15,499
Custody	86,023
Legal	3,392
Printing and shareholder reports	36,766
Other	4,534

Total expenses	982,982

Portfolio expenses (waived/reimbursed) recaptured	(39,023)

Net expenses	943,959

Net investment income (loss)	(281,004)

Net realized gain (loss) on transactions from:
Investment securities	(2,914,760)
Futures contracts	11,836,781
Written options and swaptions	17,129
Swap agreements	2,926,642
Foreign currency transactions	(3,130)

Net realized gain (loss)	11,862,662

Net change in unrealized appreciation (depreciation) on:
Investment securities	(1,152,519)
Futures contracts	2,546,328
Written options and swaptions	(18,068)
Swap agreements	(169,862)
Translation of assets and liabilities denominated in foreign currencies	1,321

Net change in unrealized appreciation (depreciation)	1,207,200

Net realized and change in unrealized gain (loss)	13,069,862

Net increase (decrease) in net assets resulting from operations	$12,788,858

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$(281,004)	$46,353
Net realized gain (loss)	11,862,662	(137,774)
Net change in unrealized appreciation (depreciation)	1,207,200	563,218
Net increase (decrease) in net assets resulting from operations	12,788,858	471,797

Distributions to shareholders:
Net investment income:
Initial Class	(113,740)	(101,454)
Service Class	(584,377)	(154,786)
Total distributions from net investment income	(698,117)	(256,240)
Total distributions to shareholders	(698,117)	(256,240)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,236,836	1,899,481
Service Class	70,225,577	19,745,024
	71,462,413	21,644,505
Dividends and distributions reinvested:
Initial Class	113,740	101,454
Service Class	584,377	154,786
	698,117	256,240
Cost of shares redeemed:
Initial Class	(1,970,841)	(2,525,488)
Service Class	(7,852,054)	(17,059,303)
	(9,822,895)	(19,584,791)
Net increase (decrease) in net assets resulting from capital share transactions	62,337,635	2,315,954
Net increase (decrease) in net assets	74,428,376	2,531,511

Net assets:
Beginning of year	48,775,054	46,243,543
End of year	$123,203,430	$48,775,054
Undistributed (accumulated) net investment income (loss)	$2,720,125	$142,263

Share activity:
Shares issued:
Initial Class	116,497	190,499
Service Class	6,611,760	2,008,650
	6,728,257	2,199,149
Shares issued-reinvested from dividends and distributions:
Initial Class	10,781	10,279
Service Class	55,708	15,746
	66,489	26,025
Shares redeemed:
Initial Class	(186,343)	(254,153)
Service Class	(742,365)	(1,720,871)
	(928,708)	(1,975,024)
Net increase (decrease) in shares outstanding:
Initial Class	(59,065)	(53,375)
Service Class	5,925,103	303,525
	5,866,038	250,150

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Growth VP

FINANCIAL HIGHLIGHTS

For the period or years ended:

For a share outstanding throughout each period/year	Initial Class
	December 31, 2013		December 31, 2012		December 31, 2011		December 31, 2010		December 31, 2009 (A)
Net asset value
Beginning of period/year	$9.87		$9.85		$11.29		$11.52		$10.00
Investment operations
Net investment income (loss)(B)	(0.01)		0.03	(C)	0.14	(C)	0.19	(C)	0.48	(C)
Net realized and unrealized gain (loss)	1.68		0.07		(1.41)		(0.26)		1.04
Total investment operations	1.67		0.10		(1.27)		(0.07)		1.52
Distributions
Net investment income	(0.09)		(0.08)		(0.17)		(0.10)		—
Net realized gains	—		—		—	(D)	(0.06)		—
Total distributions	(0.09)		(0.08)		(0.17)		(0.16)		—
Net asset value
End of period/year	$11.45		$9.87		$9.85		$11.29		$11.52
Total return(E)	17.03%		0.98%		(11.37)%		(0.44)%		15.20	%(F)
Net assets end of period/year (000’s)	$14,042		$12,685		$13,192		$14,602		$10,661
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.95%		0.99	%(G)	1.00	%(G)	1.00	%(G)	1.00	%(G)(H)
Before (waiver/reimbursement) recapture	1.00%		1.06	%(G)	1.01	%(G)	1.05	%(G)	1.53	%(G)(H)
Net investment income (loss) to average net assets	(0.14)%		0.28%		1.23%		1.75%		6.64	%(H)
Portfolio turnover rate	75	%(I)	1,349	%(J)	1,351	%(J)	1,068	%(J)	68	%(F)(J)

(A)	Commenced operations on May 1, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies in which the portfolio invests.
(H)	Annualized.
(I)	Decrease in portfolio turnover rate was triggered by a change in the portfolio’s sub-adviser.
(J)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Growth VP

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Service Class
	December 31, 2013		December 31, 2012		December 31, 2011		December 31, 2010		December 31, 2009 (A)
Net asset value
Beginning of period/year	$9.81		$9.79		$11.24		$11.50		$10.00
Investment operations
Net investment income (loss)(B)	(0.04)		—	(C)(D)	0.10	(C)	0.15	(C)	0.62	(C)
Net realized and unrealized gain (loss)	1.68		0.07		(1.40)		(0.25)		0.88
Total investment operations	1.64		0.07		(1.30)		(0.10)		1.50
Distributions
Net investment income	(0.08)		(0.05)		(0.15)		(0.10)		—
Net realized gains	—		—		—	(D)	(0.06)		—
Total distributions	(0.08)		(0.05)		(0.15)		(0.16)		—
Net asset value
End of period/year	$11.37		$9.81		$9.79		$11.24		$11.50
Total return(E)	16.81%		0.69%		(11.62)%		(0.70)%		15.00	%(F)
Net assets end of period/year (000’s)	$109,161		$36,090		$33,052		$32,897		$2,093
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.20%		1.24	%(G)	1.25	%(G)	1.25	%(G)	1.25	%(G)(H)
Before (waiver/reimbursement) recapture	1.25%		1.31	%(G)	1.26	%(G)	1.29	%(G)	1.78	%(G)(H)
Net investment income (loss) to average net assets	(0.39)%		0.03%		0.91%		1.42%		8.51	%(H)
Portfolio turnover rate	75	%(I)	1,349	%(J)	1,351	%(J)	1,068	%(J)	68	%(F)(J)

(A)	Commenced operations on May 1, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies in which the portfolio invests.
(H)	Annualized.
(I)	Decrease in portfolio turnover rate was triggered by a change in the portfolio’s sub-adviser.
(J)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical - Growth VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other in the Statement of Operations.

Forward foreign currency contracts: The Portfolio is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio enters into forward foreign currency contracts to hedge against exchange rate risk

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Option contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio enters into option contracts to manage exposure to various market fluctuations. The Portfolio purchases or writes put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying investment. Writing put options tends to increase exposure to the underlying investment. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability in the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The underlying face amounts of open option and swaption contracts at December 31, 2013 are listed in the Schedule of Investments.

Transactions in written options were as follows:

	Premiums	Contracts
Balance at December 31, 2012	$—	—
Sales	5,796	14
Closing Buys	—	—
Expirations	(3,858)	(10)
Exercised	(1,191)	(2)
Balance at December 31, 2013	$747	2

Transactions in written swaptions and foreign exchange options were as follows:

	Premiums	Notional Amount
Balance at December 31, 2012	$—	EUR —
Sales	95,374	48,190,000
Closing Buys	(87,131)	(44,000,000)
Expirations	(4,149)	(2,520,000)
Exercised	(957)	(270,000)
Balance at December 31, 2013	$3,137	EUR 1,400,000

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

	Premiums	Notional Amount
Balance at December 31, 2012	$ 11,904	$ 860,000
Sales	43,062	20,220,000
Closing Buys	(700)	(100,000)
Expirations	(10,037)	(4,350,000)
Exercised	(8,020)	(1,800,000)
Balance at December 31, 2013	$ 36,209	$ 14,830,000

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2013 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be executed in multilateral or other trade facility platforms, such as a registered exchange (“centrally cleared swaps”). Centrally cleared swaps listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swaps the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, variance, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such in the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses in the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses in the Statement of Operations.

Specific risks and accounting related to each type of swap agreement are identified and described in the following paragraphs:

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Under a credit default swap, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swaps, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swaps is disclosed in the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swaps’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swaps with a sell protection less the value of the contracts’ related reference obligations.

Total return swap agreements: The Portfolio is subject to commodity, equity, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments.

The open centrally cleared swap agreements at December 31, 2013 are listed in the Schedule of Investments. The centrally cleared swap agreements are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio, if applicable, and is included in the Statement of Assets and Liabilities.

The open OTC swap agreements at December 31, 2013 are listed in the Schedule of Investments. The premiums paid (received), as applicable, is included in the Statement of Assets and Liabilities along with the unrealized appreciation (depreciation).

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price.

The Portfolio’s average borrowings for the year ended December 31, 2013 were as follows:

Average daily borrowing	Number of days outstanding	Weighted average interest rate
$ 6,591,750	1	(2.75)%

The open reverse repurchase agreements at December 31, 2013, if any, are listed in the Schedule of Investments and are reflected as a liability in the Statements of Assets and Liabilities.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Open balances, if any, are included in the payable or receivable for investments purchased or sold in the Statement of Assets and Liabilities.

When-Issued, forward delivery securities and delayed delivery settlements: The Portfolio may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. Government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses on the security.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2013 are listed in the Schedule of Investments.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2013.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage passthroughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage passthroughs include to be announced (“TBA”) securities and mortgage passthrough certificates. Generally, TBA securities and mortgage passthroughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $250 million	0.790%
Over $250 million up to $750 million	0.780%
Over $750 million up to $1.5 billion	0.760%
Over $1.5 billion	0.730%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.95%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, the amount waived/reimbursed by TAM was $39,023.

The following amounts are available for recapture by TAM as of December 31, 2013:

Amount Available	Year Reimbursed	Available Through
$ 32,606	2012	12/31/2014
39,023	2013	12/31/2015

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$3,119,911
U.S. Government	66,655,612

Proceeds from maturities and sales of securities:
Long-term	1,663,855
U.S. Government	27,622,372

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2012	Ending number of positions at December 31, 2013	Average number of positions (A)
Futures contracts	2	6	4
Purchased options and swaptions	2	2	2
Written options and swaptions	4	12	13
Swap agreements	2	5	4
Forward foreign currency contracts	1	—	3	(B)
(A)	Calculated based on positions held at each month end during the current year.
(B)	Although there were no open positions at the beginning and/or the end of the year the Portfolio periodically invested in this derivative during the year.

The tables below highlight the types of risk associated with the derivative instruments:

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Credit contracts	Equity contracts	Total
Asset derivatives
Purchased options and swaptions, at value (C) (D)	$23,080	$—	$1,902,560	$1,925,640
Premium paid on swap agreements (D) (E)	—	310,531	—	310,531
Unrealized appreciation on futures contracts (D) (F)	1,769	—	2,713,541	2,715,310
Unrealized appreciation on swap agreements (D) (G)	3,146	193,956	190,795	387,897
Total gross amount of assets (H)	$27,995	$504,487	$4,806,896	$5,339,378
Liability derivatives
Written options and swaptions, at value (D)	$(57,427)	$—	$—	$(57,427)
Premium received on swap agreements (D) (I)	(2,174)	—	—	(2,174)
Unrealized depreciation on futures contracts (D) (F)	(15,349)	—	—	(15,349)
Unrealized depreciation on swap agreements (D) (G)	(3,106)	—	—	(3,106)
Total gross amount of liabilities (H)	$(78,056)	$—	$—	$(78,056)
(C)	Included within Investment securities, at value.
(D)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

(E)	Includes premium paid on OTC swap agreements as reported on the Statement of Assets and Liabilities, as well as the premium paid on centrally cleared swap agreements included in the variation margin receivable/payable on derivative financial instruments.
(F)	Includes cumulative appreciation (depreciation) on futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(G)	Includes unrealized appreciation (depreciation) on OTC swap agreements as reported on the Statement of Assets and Liabilities, as well as the unrealized appreciation (depreciation) on centrally cleared swap agreements included in the variation margin receivable/payable on derivative financial instruments.
(H)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.
(I)	Includes premium received on OTC swap agreements as reported on the Statement of Assets and Liabilities, as well as the premium received on centrally cleared swap agreements included in the variation margin receivable/payable on derivative financial instruments.

The following tables present the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2013:

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Financial Assets and Derivative Assets, and Collateral Received as of December 31, 2013:

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities (J)	Value Eligible for Offset	Collateral Received (K)	Net Amount (not less than $0)
BNP Paribas SA	$23,080	$(23,080)	$—	$—
Credit Suisse Securities (USA) LLC	1,769	(228)	—	1,541
JPMorgan Chase Bank, N.A.	190,795	—	—	190,795
Other Derivatives (L)	5,123,734	—	—	5,123,734
Total	$5,339,378	$(23,308)	$—	$5,316,070

Financial Liabilities and Derivative Liabilities, and Collateral Pledged as of December 31, 2013:

Counterparty	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities (J)	Value Eligible for Offset	Collateral Pledged (K)	Net Amount (not less than $0)
BNP Paribas SA	$24,365	$(23,080)	$—	$1,285
Bank of America, N.A.	665	—	—	665
Credit Suisse Securities (USA) LLC	228	(228)	—	—
Goldman Sachs Bank USA	31,397	—	—	31,397
Other Derivatives (L)	21,401	—	—	21,401
Total	$78,056	$(23,308)	$—	$54,748
(J)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
(K)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(L)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Total
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on purchased options and swaptions (M)	$—	$—	$—	$(2,497,932)	$(2,497,932)
Net realized gain (loss) on futures contracts	16,745	—	—	11,820,036	11,836,781
Net realized gain (loss) on written options and swaptions	17,129	—	—	—	17,129
Net realized gain (loss) on swap agreements	(30,068)	—	66,690	2,890,020	2,926,642
Net realized gain (loss) on forward foreign currency contracts (N)	—	(4,017)	—	—	(4,017)
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased options and swaptions (O)	10,525	—	—	(253,918)	(243,393)
Net change in unrealized appreciation (depreciation) on futures contracts	(13,580)	—	—	2,559,908	2,546,328
Net change in unrealized appreciation (depreciation) on written options and swaptions	(18,068)	—	—	—	(18,068)
Net change in unrealized appreciation (depreciation) on swap agreements	40	—	199,361	(369,263)	(169,862)
Net change in unrealized appreciation (depreciation) on forward foreign currency transactions (P)	—	1,222	—	—	1,222
Total	$(17,277)	$(2,795)	$266,051	$14,148,851	$14,394,830
(M)	Included within Net realized gain (loss) on transactions from Investment securities.
(N)	Included within Net realized gain (loss) on transactions from Foreign currency transactions.
(O)	Included within Net change in unrealized appreciation (depreciation) on Investment securities.
(P)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies.

For non-exchange traded derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts, foreign currency transactions, paydown gain/loss, options contracts, and swaps.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 6. (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$1,932
Undistributed (accumulated) net investment income (loss)	3,556,983
Undistributed (accumulated) net realized gain (loss)	(3,558,915)

At December 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The capital loss carryforwards utilized or expired during the year ended December 31, 2013 were $5,624,919.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$698,117
Long-Term Capital Gain	—

2012 Distributions paid from:
Ordinary Income	256,240
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$2,921,150

Undistributed Long-term Capital Gain	5,058,814

Capital Loss Carryforwards	—

Post October Short-Term Capital Loss Deferral	—

Post October Long-Term Capital Loss Deferral	—

Late Year Ordinary Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	(1,022,004)

Other Temporary Differences	—

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica PIMCO Tactical - Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica PIMCO Tactical - Growth VP (formerly, Transamerica Hanlon Growth VP) (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica PIMCO Tactical - Growth VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Tactical - Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Total Return VP

(unaudited)

MARKET ENVIRONMENT

The beginning of 2013 saw U.S. equity indices reach new highs and U.S. Treasuries sell off across the curve as signs of renewed momentum in the world’s largest economy fueled risk appetite. Investors discounted negative fiscal policy developments—including Congress’ failure to reach a deal on sequestration - and instead focused on positive news out of the housing and labor markets.

During the second quarter, conditions in financial markets deteriorated as investors reacted to signals by the U.S. Federal Reserve (“Fed”) that it would begin to taper the pace of asset purchases later in the year. The shift in tone fueled a broad-based sell-off of fixed income assets, undermining market liquidity, and sending yields higher across the risk spectrum. While the Fed’s choice to later eschew market consensus and delay tapering left investors in a state of disbelief, a few key factors guided its hand. Chief among them: economic data. Ever since the Fed began hinting at tapering this spring, headline indicators of economic growth had been unconvincing.

The Fed also kept a wary eye on the uncertain fiscal policy landscape. The economy was unlikely to escape both a government shutdown and another debt ceiling debate unscathed. Against this backdrop of elevated economic and fiscal policy uncertainty, the Fed continued to enhance one source of certainty for investors: the policy rate. The Fed would not begin hiking rates until a “considerable time” after the third quantitative easing (“QE3”) had been wound down; the longer the withdrawal from QE3 was delayed, the further the Fed would push out the eventual first rate hike.

And so in December, after months of preparation and intense data watching, the Fed announced its intention to begin gradually exiting its five-year bond-buying program. In January 2014 the Fed will reduce - or “taper” - its quantitative easing program from $85 billion to $75 billion. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee provided even greater assurances that the policy rate would remain near the zero bound until signs of sustainable growth were more broadly evident. Thus far, its ‘forward guidance’ had consisted of providing an unemployment threshold for potential action, but in December they added that it would likely maintain the current target range for the federal portfolios rate well past the time that the unemployment rate declines below 6.5%, especially if projected inflation continues to run below the 2% longer-run goal. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

PERFORMANCE

For the year ended December 31, 2013, Transamerica PIMCO Total Real Return VP, Initial Class returned (2.46)%. By comparison, its benchmark, the Barclays U.S. Aggregate Bond Index, returned (2.02)%.

STRATEGY REVIEW

Curve positioning within U.S. duration, specifically an emphasis on shorter maturities, was positive for returns as longer-dated issues sold off for the year. Allocations to interest rates in developed non-U.S. countries such as Australia, as well as select emerging economies such as Brazil, detracted from returns as rates rose in these regions. Continued exposure to non-Agency mortgages contributed to returns as these securities benefited from limited supply and an ongoing housing recovery. Holdings of Treasury Inflation-Protected Securities detracted from returns however, given a decrease in breakeven inflation levels. Despite an overall underweight to the corporate sector, tactical positioning within financials added to returns as spreads narrowed over the year. Holdings of Build America Bonds also added to returns given investor demand for attractive yields. Lastly, tactical currency exposure that benefited from the depreciation of the Japanese yen and Brazilian real contributed to performance.

Derivatives were used in the portfolio and are instrumental in attaining specific exposures targeted to gain from anticipated market developments. The portfolio’s duration positioning, which was positive for returns, was partly facilitated through the use of interest rate swaps and futures. The portfolio’s overall corporate exposure, which was net positive for performance, was partially offset due to some defensive positions that were established via the use of credit default swaps. Additionally, the portfolio’s exposure to select currencies, which aided performance, was obtained via forward contracts.

Derivatives were a net contribution to returns in 2013.

Chris P. Dialynas

Portfolio Manager

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Total Return VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	(2.46)%	6.76%	5.05%	05/01/2002
Barclays U.S. Aggregate Bond Index(A)	(2.02)%	4.44%	4.55%
Service Class	(2.68)%	6.49%	4.79%	05/01/2003

NOTES

(A) The Barclays U.S. Aggregate Bond Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on 10 years. You cannot invest directly in an Index.

The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

The return of principal in bond portfolios is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the portfolio. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Total Return VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio
Transamerica PIMCO Total Return VP
Initial Class	$1,000.00	$1,006.20	$3.63	$1,021.86	$3.66	0.71%
Service Class	1,000.00	1,005.00	4.90	1,020.59	4.94	0.96

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
U.S. Government Obligations	45.7%
U.S. Government Agency Obligations	25.3
Corporate Debt Securities	18.8
Mortgage-Backed Securities	8.2
Short-Term Foreign Government Obligations	5.1
Repurchase Agreements	4.7
Securities Lending Collateral	4.6
Municipal Government Obligations	4.0
Foreign Government Obligations	2.3
Asset-Backed Securities	2.1
Commercial Paper	0.4
Convertible Preferred Stock	0.1
Preferred Stock	0.1
Short-Term U.S. Government Obligations	0.1
Other Assets and Liabilities - Net(A)	(21.5)
Total	100.0%

(A)	The Other Assets and Liabilities - Net category may include, but is not limited to, Reverse Repurchase Agreements, Forward Foreign Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, TBA Short Commitments, and Cash Collateral.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 45.7%
U.S. Treasury Inflation Indexed Bond
2.13%, 02/15/2041 (A)	$ 12,585,290	$ 14,140,756
2.38%, 01/15/2025	74,469,910	85,599,661
U.S. Treasury Inflation Indexed Note
0.13%, 01/15/2022 - 01/15/2023	71,528,803	68,525,216
0.38%, 07/15/2023	25,091,000	24,199,090
1.13%, 01/15/2021	46,445,820	48,815,300
1.25%, 07/15/2020	535,490	572,891
U.S. Treasury Note
0.50%, 08/15/2014	13,600,000	13,631,878
0.63%, 07/15/2014	4,600,000	4,612,756
0.63%, 12/15/2016 (A)	25,700,000	25,595,607
0.63%, 04/30/2018 (B) (C)	432,800,000	417,381,500
0.75%, 12/31/2017 - 02/28/2018	13,700,000	13,365,389
1.25%, 11/30/2018 (A) (C)	70,200,000	68,697,299
1.38%, 06/30/2018 (B) (D) (E)	31,106,000	30,870,279
1.38%, 07/31/2018 - 09/30/2018	124,600,000	123,336,093
2.00%, 11/15/2021 (C)	133,100,000	127,037,694

Total U.S. Government Obligations (cost $1,080,112,734)		1,066,381,409

U.S. GOVERNMENT AGENCY OBLIGATIONS - 25.3%
Fannie Mae
1.34%, 06/01/2043 (F)	206,565	210,829
1.76%, 08/01/2035 (F)	821,824	859,791
1.88%, 08/01/2035 (F)	21,293	22,273
1.98%, 12/01/2034 (F)	11,875	12,380
2.00%, 08/01/2036 (F)	290,854	310,004
2.12%, 05/01/2035 (F)	641,033	667,390
2.17%, 09/01/2035 (F)	1,750,089	1,858,223
2.26%, 07/01/2032 (F)	6,880	6,932
2.30%, 10/01/2035 (F)	19,143	20,148
2.36%, 01/01/2028 (F)	49,398	52,679
2.50%, 05/01/2028 - 08/01/2028	33,121,710	32,818,313
3.50%, 10/01/2020 - 12/01/2041	2,896,887	2,980,700
4.00%, 12/01/2040 - 03/01/2041	1,418,967	1,462,621
4.50%, 05/01/2019 - 07/01/2041	415,728	442,289
5.00%, 10/01/2020 - 01/01/2030	6,694,507	7,330,150
5.50%, 12/01/2017 - 09/01/2027	544,945	597,502
6.00%, 04/01/2041	912,858	1,012,690
Fannie Mae, TBA
2.50%	1,000,000	989,687
3.50%	40,000,000	39,615,626
4.00%	46,000,000	47,207,500
4.50%	9,000,000	9,506,601
5.00%	276,000,000	299,407,102
Fannie Mae REMIC
0.72%, 09/25/2041 (F)	43,070,523	43,503,123
6.50%, 06/17/2038	1,201,053	1,233,704
Freddie Mac
1.34%, 10/25/2044 (F)	1,493,538	1,513,520
1.54%, 07/25/2044 (F)	751,552	764,602
2.01%, 09/01/2035 (F)	149,650	157,648
2.36%, 08/01/2023 (F)	47,783	49,740
2.50%, 09/01/2035 (F)	1,193,855	1,266,337
4.00%, 03/01/2041	57,752,998	59,359,232
4.50%, 03/01/2039 - 09/01/2041	622,841	659,861
6.50%, 07/25/2043	86,165	95,734

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Freddie Mac REMIC
0.52%, 12/15/2029 (F)	$ 43,803	$ 43,867
Ginnie Mae
6.50%, 06/20/2032	4,169	4,787
Overseas Private Investment Corp.
Zero Coupon, 04/15/2014	3,779,880	5,099,111
2.07%, 05/15/2021	29,007,480	28,916,106
U.S. Small Business Administration
Series P10A, Class 1
4.50%, 02/10/2014	54,867	55,010

Total U.S. Government Agency Obligations (cost $585,835,058)		590,113,812

FOREIGN GOVERNMENT OBLIGATIONS - 2.3%
Brazil Notas do Tesouro Nacional
Series F 10.00%, 01/01/2014 (G)	BRL 8,974,000	3,803,751
Hong Kong SAR Government Bond
5.13%, 08/01/2014 - 144A (H)	$ 2,700,000	2,769,808
Italy Buoni Ordinari del Tesoro BOT
Zero Coupon, 07/14/2014	EUR 200,000	273,973
Italy Buoni Poliennali del Tesoro
2.50%, 03/01/2015	5,100,000	7,137,304
4.50%, 07/15/2015	200,000	288,814
Italy Certificati di Credito del Tesoro
Zero Coupon, 06/30/2015	4,600,000	6,219,296
Spain Government Bond
3.30%, 10/31/2014	1,000,000	1,395,413
4.00%, 07/30/2015	3,100,000	4,424,295
4.75%, 07/30/2014	11,500,000	16,160,843
Spain Letras del Tesoro Zero Coupon,
04/16/2014 - 06/20/2014	8,900,000	12,203,323
Vnesheconombank Via VEB Finance
PLC 5.38%, 02/13/2017 - 144A	$ 300,000	319,890

Total Foreign Government Obligations (cost $55,003,516)		54,996,710

MORTGAGE-BACKED SECURITIES - 8.2%
Adjustable Rate Mortgage Trust
Series 2005-10, Class 1A21
2.71%, 01/25/2036 (F)	348,039	293,971
Series 2005-4, Class 1A1
2.85%, 08/25/2035 (F)	233,567	197,347
Series 2005-5, Class 2A1
2.80%, 09/25/2035 (F)	272,107	239,705
Alternative Loan Trust
Series 2003-J3, Class 2A1
6.25%, 12/25/2033	168,314	175,781
American Home Mortgage Assets LLC
Series 2006-4, Class 1A12
0.38%, 10/25/2046 (F)	3,768,630	2,430,932
Series 2006-5, Class A1
1.06%, 11/25/2046 (F)	774,184	392,925
American Home Mortgage Investment Trust
Series 2005-2, Class 4A1
1.85%, 09/25/2045 (F)	5,626	5,175
Banc of America Funding Corp.
Series 2005-D, Class A1
2.63%, 05/25/2035 (F)	110,421	111,801

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Banc of America Funding Corp. (continued)
Series 2006-J, Class 4A1
3.69%, 01/20/2047 (F)	$ 138,383	$ 110,626
Banc of America Mortgage Securities, Inc.
Series 2004-L, Class 2A1
2.87%, 01/25/2035 (F)	711,624	696,988
Banc of America Re-REMIC Trust
Series 2010-UB5, Class A4A
5.63%, 02/17/2051 - 144A (F)	20,000,000	21,724,600
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-5, Class 2A1
2.58%, 08/25/2033 (F)	1,242,602	1,254,098
Series 2003-8, Class 2A1
2.76%, 01/25/2034 (F)	66,262	66,350
Series 2003-8, Class 4A1
2.79%, 01/25/2034 (F)	176,211	174,738
Series 2003-9, Class 2A1
2.83%, 02/25/2034 (F)	181,890	178,264
Series 2004-10, Class 22A1
2.59%, 01/25/2035 (F)	225,196	216,900
Series 2005-2, Class A2
2.79%, 03/25/2035 (F)	384,007	382,816
Series 2005-5, Class A2
2.25%, 08/25/2035 (F)	348,772	349,050
Bear Stearns Alt-A Trust
Series 2006-6, Class 32A1
2.60%, 11/25/2036 (F)	994,265	682,303
Series 2006-8, Class 3A1
0.33%, 02/25/2034 (F)	771,082	722,129
Series 2006-R1, Class 2E21
2.48%, 08/25/2036 (F)	742,517	304,384
Bear Stearns Structured Products, Inc.
Series 2007-R6, Class 1A1
2.50%, 01/26/2036 (F)	612,802	465,704
Series 2007-R6, Class 2A1
2.59%, 12/26/2046 (F)	404,539	236,717
Berica 8 Residential MBS Srl
Series 8, Class A
0.54%, 03/31/2048 - Reg S (F)	EUR 23,907,662	30,837,501
Berica ABS Srl
Series 2011-1, Class A1
0.59%, 12/30/2055 - Reg S (F)	12,284,272	16,257,218
CD Commercial Mortgage Trust
Series 2007-CD5, Class A4
5.89%, 11/15/2044 (F)	$ 390,813	438,531
ChaseFlex Trust
Series 2007-3, Class 1A2
0.63%, 07/25/2037 (F)	2,344,059	1,435,760
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A1
2.20%, 09/25/2035 (F)	580,684	572,371
Series 2005-6, Class A2
2.29%, 09/25/2035 (F)	430,627	421,656
Series 2007-10, Class 22AA
2.85%, 09/25/2037 (F)	3,142,481	2,572,479

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Countrywide Alternative Loan Trust
Series 2003-J1, Class 4A1
6.00%, 10/25/2032	$ 5,122	$ 4,989
Series 2005-14, Class 2A1
0.38%, 05/25/2035 (F)	326,446	273,135
Series 2005-56, Class 5A2
0.94%, 11/25/2035 (F)	803,898	678,478
Series 2005-62, Class 2A1
1.07%, 12/25/2035 (F)	5,160	3,890
Series 2005-81, Class A1
0.45%, 02/25/2037 (F)	1,861,233	1,400,563
Series 2006-OA1, Class 2A1
0.38%, 03/20/2046 (F)	1,450,147	1,038,660
Series 2006-OA17, Class 1A1A
0.36%, 12/20/2046 (F)	4,573,625	3,237,436
Series 2006-OA19, Class A1
0.35%, 02/20/2047 (F)	1,771,380	1,161,710
Series 2006-OA9, Class 2A1A
0.38%, 07/20/2046 (F)	8,826	5,256
Series 2007-HY4, Class 1A1
2.72%, 06/25/2037 (F)	3,661,075	2,966,525
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2002-30, Class M
2.50%, 10/19/2032 (F)	68,557	58,116
Series 2004-12, Class 11A1
2.83%, 08/25/2034 (F)	104,459	91,558
Series 2005-HY10, Class 5A1
5.09%, 02/20/2036 (F)	332,762	290,331
Series 2006-OA5, Class 2A2
0.47%, 04/25/2046 (F)	278,986	111,431
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-AR15, Class 2A1
2.29%, 06/25/2033 (F)	729,792	716,239
Deutsche ALT-A Securities, Inc., Alternate Loan Trust
Series 2005-AR1, Class 2A1
1.76%, 08/25/2035 (F)	188,317	143,407
First Horizon Asset Securities, Inc.
Series 2005-AR3, Class 2A1
2.61%, 08/25/2035 (F)	118,541	111,878
Granite Mortgages PLC
Series 2003-3, Class 3A
0.90%, 01/20/2044 - Reg S (F)	GBP 445,902	733,001
Series 2004-3, Class 3A2
0.90%, 09/20/2044 - Reg S (F)	2,595,838	4,272,357
Greenpoint Mortgage Funding Trust
Series 2006-AR7, Class 1A32
0.37%, 12/25/2046 (F)	$ 655,285	307,403
Greenpoint Mortgage Pass-Through Certificates
Series 2003-1, Class A1
2.79%, 10/25/2033 (F)	212,978	210,433
GSR Mortgage Loan Trust
Series 2005-AR6, Class 2A1
2.65%, 09/25/2035 (F)	590,049	586,064
Series 2006-AR1, Class 2A1
2.63%, 01/25/2036 (F)	8,653	8,065

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Harborview Mortgage Loan Trust
Series 2005-4, Class 4A
2.74%, 07/19/2035 (F)	$ 368,164	$ 316,854
Series 2006-1, Class 2A1A
0.41%, 03/19/2036 (F)	2,195,158	1,599,688
Series 2006-5, Class 2A1A
0.35%, 07/19/2046 (F)	1,076,071	737,519
Series 2006-7, Class 2A1A
0.37%, 09/19/2046 (F)	550,428	420,423
Series 2007-1, Class 2A1A
0.30%, 04/19/2038 (F)	1,329,864	1,070,846
IndyMac Index Mortgage Loan Trust
Series 2004-AR11, Class 2A
2.50%, 12/25/2034 (F)	74,257	67,926
Series 2006-AR12, Class A1
0.36%, 09/25/2046 (F)	670,422	555,602
JPMorgan Mortgage Trust
Series 2005-A1, Class 6T1
3.55%, 02/25/2035 (F)	114,303	114,742
Series 2007-A1, Class 5A5
2.75%, 07/25/2035 (F)	1,669,139	1,694,181
LB-UBS Commercial Mortgage Trust
Series 2007-C7, Class A3
5.87%, 09/15/2045 (F)	3,563,921	3,952,595
Luminent Mortgage Trust
Series 2006-6, Class 2A1
0.39%, 10/25/2046 - 144A (F)	499,348	425,051
MASTR Alternative Loan Trust
Series 2006-2, Class 2A1
0.57%, 03/25/2036 (F)	300,320	66,757
Merrill Lynch Mortgage Investors Trust
Series 2005-2, Class 1A
1.60%, 10/25/2035 (F)	7,640,057	7,387,378
Series 2005-2, Class 2A
2.38%, 10/25/2035 (F)	293,567	293,366
Series 2005-2, Class 3A
1.17%, 10/25/2035 (F)	108,015	105,913
Series 2005-3, Class 4A
0.42%, 11/25/2035 (F)	50,118	45,920
Series 2005-A10, Class A
0.38%, 02/25/2036 (F)	341,787	310,898
Morgan Stanley Mortgage Loan Trust
Series 2007-3XS, Class 2A1A
0.24%, 01/25/2047 (F)	199,559	193,593
NACC Reperforming Loan REMIC Trust
Series 2004-R1, Class A1
6.50%, 03/25/2034 - 144A	732,009	766,043
Permanent Master Issuer PLC
Series 2011-1A, Class 1A1
1.64%, 07/15/2042 - 144A (F) (H)	10,400,000	10,402,673
Series 2011-1A, Class 1A3
1.53%, 07/15/2042 - 144A (F)	EUR 16,000,000	22,017,133
RALI Trust Series 2005-QO3, Class A1 0.57%, 10/25/2045 (F)	$ 481,471	359,936
Reperforming Loan REMIC Trust
Series 2003-R4, Class 2A
6.50%, 01/25/2034 - 144A (F)	495,633	512,806

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Reperforming Loan REMIC Trust (continued)
Series 2004-R1, Class 2A
6.50%, 11/25/2034 - 144A	$ 537,402	$ 541,859
Series 2005-R2, Class 1AF1
0.51%, 06/25/2035 - 144A (F)	919,773	796,506
Residential Asset Securitization Trust Series 2006-R1, Class A2 0.57%, 01/25/2046 (F)	563,316	296,056
RFMSI Trust
Series 2003-S9, Class A1
6.50%, 03/25/2032	10,055	10,544
Series 2005-SA4, Class 1A21
3.06%, 09/25/2035 (F)	902,332	733,705
RMAC Securities PLC Series 2007-NS1X, Class A2B 0.39%, 06/12/2044 - Reg S (F)	12,468,927	11,499,817
Sequoia Mortgage Trust Series 10, Class 2A1 0.93%, 10/20/2027 (F)	37,934	35,767
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-20, Class 3A1
2.49%, 01/25/2035 (F)	282,266	257,929
Series 2005-17, Class 3A1
2.51%, 08/25/2035 (F)	96,312	88,085
Series 2005-18, Class 3A1
3.28%, 09/25/2035 (F)	3,087,667	2,617,684
Structured Asset Mortgage Investments, Inc.
Series 2002-AR3, Class A1
0.83%, 09/19/2032 (F)	37,811	36,112
Series 2005-AR5, Class A1
0.42%, 07/19/2035 (F)	136,090	125,627
Series 2005-AR5, Class A2
0.42%, 07/19/2035 (F)	130,120	124,536
Series 2005-AR5, Class A3
0.42%, 07/19/2035 (F)	236,752	231,737
Series 2005-AR8, Class A1A
0.45%, 02/25/2036 (F)	278,255	214,146
Series 2006-AR3, Class 12A1
0.39%, 05/25/2036 (F)	1,747,248	1,272,580
Series 2006-AR6, Class 2A1
0.36%, 07/25/2046 (F)	4,811,945	3,953,552
WaMu Mortgage Pass-Through Certificates
Series 2002-AR2, Class A
2.21%, 02/27/2034 (F)	85,891	84,980
Series 2003-AR9, Class 2A
2.44%, 09/25/2033 (F)	2,799,638	2,806,564
Series 2004-AR1, Class A
2.53%, 03/25/2034 (F)	219,972	218,186
Series 2006-AR10, Class 1A1
2.37%, 09/25/2036 (F)	1,526,605	1,332,809
Series 2006-AR17, Class 1A
0.96%, 12/25/2046 (F)	826,567	679,635
Series 2006-AR19, Class 1A1A
0.87%, 01/25/2047 (F)	230,456	214,928
Series 2006-AR3, Class A1A
1.14%, 02/25/2046 (F)	921,306	862,271
Series 2006-AR7, Class 3A
2.46%, 07/25/2046 (F)	1,741,433	1,631,289

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates (continued)
Series 2006-AR7, Class C1B2
0.39%, 07/25/2046 (F)	$ 72,199	$ 4,042
Series 2006-AR9, Class 2A
2.46%, 08/25/2046 (F)	1,501,769	1,345,644
Series 2007-HY1, Class 1A1
2.41%, 02/25/2037 (F)	529,994	426,052
Series 2007-OA1, Class A1A
0.84%, 02/25/2047 (F)	1,643,836	1,296,979
Series 2007-OA3, Class 2A1A
0.90%, 04/25/2047 (F)	531,985	468,461
Series 2007-OA6, Class 1A
0.96%, 07/25/2047 (F)	806,489	695,571
Wells Fargo Mortgage Backed Securities Trust
Series 2004-CC, Class A1
2.62%, 01/25/2035 (F)	342,371	338,735
Series 2006-AR4, Class 2A6
5.57%, 04/25/2036 (F)	308,526	101,721
Series 2006-AR8, Class 2A4
2.63%, 04/25/2036 (F)	719,789	674,056

Total Mortgage-Backed Securities (cost $183,204,176)		191,795,753

ASSET-BACKED SECURITIES - 2.1%
Amortizing Residential Collateral Trust Series 2002-BC4, Class A 0.75%, 07/25/2032 (F)	6,344	5,790
Asset Backed Funding Certificates Series 2005-OPT1, Class A1MZ 0.52%, 07/25/2035 (F)	121,326	118,533
Avoca CLO III PLC Series III-X, Class A 0.59%, 09/15/2021 - Reg S (F) (H)	EUR 2,128,967	2,886,936
Bear Stearns Asset Backed Securities Trust
Series 2002-2, Class A1
0.83%, 10/25/2032 (F)	$ 22,244	20,947
Series 2006-SD3, Class 21A1
2.93%, 07/25/2036 (F)	228,063	216,955
Series 2006-SD4, Class 1A1
2.97%, 10/25/2036 (F)	633,394	618,875
Chester Asset Receivables Dealings Series 2004-1, Class A 0.71%, 04/15/2016 - Reg S (F)	GBP 13,300,000	22,016,579
Countrywide Asset-Backed Certificates Series 2003-BC1, Class A1 0.97%, 03/25/2033 (F)	$ 59,050	53,960
Gazprom OAO Via GAZ Capital SA
8.15%, 04/11/2018 - 144A	1,200,000	1,413,000
6.51%, 03/07/2022 - Reg S	10,900,000	11,703,875
Harbourmaster CLO BV Series 5A, Class A1 0.54%, 06/15/2020 - 144A (F)	EUR 446,970	611,902
Home Equity Asset Trust Series 2002-1, Class A4 0.77%, 11/25/2032 (F)	$ 1,283	1,116

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Lehman XS Trust
Series 2006-4N, Class A1B1
0.34%, 04/25/2046 (F)	$ 4	$ 4
Series 2006-GP4, Class 2A2
0.40%, 08/25/2046 (F)	54,860	3,040
New Century Home Equity Loan Trust Series 2005-2, Class A1ZA 0.43%, 06/25/2035 (F)	6,924	6,914
Option One Mortgage Loan Trust Series 2001-4, Class A 0.77%, 01/25/2032 (F)	154,534	133,412
Small Business Administration Participation Certificates
Series 2003-20I, Class 1
5.13%, 09/01/2023	144,470	155,209
Series 2004-20C, Class 1
4.34%, 03/01/2024	1,042,758	1,098,327
Series 2008-20L, Class 1
6.22%, 12/01/2028	2,291,501	2,583,305
Structured Asset Securities Corp.
Series 2002-HF1, Class A
0.75%, 01/25/2033 (F)	1,100	1,000
Series 2007-GEL1, Class A1
0.27%, 01/25/2037 - 144A (F)	303,854	279,471
Wood Street CLO BV Series I, Class A 0.54%, 11/22/2021 - Reg S (F)	EUR 3,155,770	4,266,875

Total Asset-Backed Securities (cost $45,644,744)		48,196,025

MUNICIPAL GOVERNMENT OBLIGATIONS - 4.0%
Buckeye Tobacco Settlement Financing Authority (Revenue Bonds)
Class A-2
5.88%, 06/01/2047	$ 1,500,000	1,110,180
Series 2011-1A, Class A1B
5.88%, 06/01/2030	2,900,000	2,190,747
California State Public Works Board (Revenue Bonds) 7.80%, 03/01/2035	400,000	451,872
Chicago Transit Authority (Revenue Bonds)
Series A
6.90%, 12/01/2040	11,300,000	12,666,396
Series B
6.90%, 12/01/2040	7,600,000	8,518,992
Golden State Tobacco Securitization Corp. (Revenue Bonds) Series A-1, Class A 5.13%, 06/01/2047	300,000	202,791
Kentucky State Property & Building Commission (Revenue Bonds)
Series C
4.30%, 11/01/2019	500,000	521,170
4.40%, 11/01/2020	600,000	616,110
5.37%, 11/01/2025	1,100,000	1,124,794

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Los Angeles Department of Water & Power (Revenue Bonds) Issuer: AMBAC 5.00%, 07/01/2044	$ 6,900,000	$ 6,964,860
Los Angeles Unified School District, CA (General Obligation Unlimited) Series A-1, Class A, Issuer: AGM 4.50%, 07/01/2022	2,155,000	2,345,372
New Jersey State Turnpike Authority (Revenue Bonds) Series B 5.00%, 01/01/2025 - 01/01/2027	500,000	545,412
New York City Transitional Finance Authority Future Tax Secured Revenue (Revenue Bonds)
4.73%, 11/01/2023	900,000	956,340
4.91%, 11/01/2024	600,000	638,634
5.08%, 11/01/2025	600,000	645,624
New York City Water & Sewer System (Revenue Bonds) 5.75%, 06/15/2040	6,200,000	6,823,782
New York State Thruway Authority (Revenue Bonds) Series A 5.00%, 03/15/2026 - 03/15/2027	23,655,000	25,940,500
Palomar Community College District (General Obligation Unlimited) Series A, Insurer: AGM 4.75%, 05/01/2032	100,000	100,545
Port Authority of New York & New Jersey (Revenue Bonds) 4.46%, 10/01/2062	9,800,000	8,308,832
State of California - Build America Bonds (General Obligation Unlimited)
7.50%, 04/01/2034	1,100,000	1,399,772
7.55%, 04/01/2039	3,400,000	4,406,366
Tobacco Securitization Authority of Southern California (Revenue Bonds) Series A 5.13%, 06/01/2046	3,100,000	2,097,894
Tobacco Settlement Finance Authority (Revenue Bonds) Series A 7.47%, 06/01/2047	2,400,000	1,861,464
Tobacco Settlement Financing Corp. (Revenue Bonds) Series 1A 5.00%, 06/01/2041	4,000,000	2,808,360

Total Municipal Government Obligations (cost $94,788,931)		93,246,809

CORPORATE DEBT SECURITIES - 18.8%
Automobiles - 0.3%
Volkswagen International Finance NV 0.86%, 04/01/2014 - 144A (F)	6,200,000	6,205,952
Capital Markets - 1.8%
Goldman Sachs Group, Inc. 0.52%, 11/15/2014 (F)	EUR 900,000	1,237,226

	Principal	Value
Capital Markets (continued)
Morgan Stanley
0.72%, 10/15/2015 (F)	$ 1,100,000	$ 1,097,678
2.88%, 07/28/2014	2,700,000	2,734,954
3.45%, 11/02/2015	13,800,000	14,364,503
Morgan Stanley, Series MTN
6.25%, 08/28/2017 (A)	5,500,000	6,293,259
6.63%, 04/01/2018 (A)	13,900,000	16,264,307
Commercial Banks - 7.3%
Abbey National Treasury Services PLC
1.82%, 04/25/2014 (F)	14,500,000	14,563,728
3.88%, 11/10/2014 - 144A	1,100,000	1,130,037
Barclays Bank PLC
1.28%, 01/13/2014 (F)	22,800,000	22,806,247
10.18%, 06/12/2021 - 144A	5,520,000	7,296,226
BPCE SA 1.99%, 02/07/2014 - 144A (F)	29,700,000	29,745,233
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 11.00%, 06/30/2019 - 144A (A) (F) (I)	1,910,000	2,528,363
Dexia Credit Local
0.72%, 04/29/2014 - 144A (F)	23,700,000	23,733,417
2.75%, 04/29/2014 - 144A	600,000	604,518
Export-Import Bank of Korea 8.13%, 01/21/2014	13,100,000	13,148,758
HSBC Capital Funding, LP 10.18%, 06/30/2030 - 144A (F) (I)	100,000	143,000
JPMorgan Chase Bank NA 6.00%, 10/01/2017	1,600,000	1,830,590
Lloyds Bank PLC 12.00%, 12/16/2024 - 144A (F) (I)	16,500,000	22,212,415
SSIF Nevada, LP 0.94%, 04/14/2014 - 144A (F)	19,800,000	19,834,056
UBS AG, Series MTN 5.88%, 12/20/2017	1,569,000	1,800,468
Wells Fargo & Co. 7.98%, 03/15/2018 (F) (I)	8,700,000	9,700,500
Consumer Finance - 1.9%
Ally Financial, Inc.
3.65%, 06/20/2014 (F)	6,900,000	6,985,353
4.63%, 06/26/2015	700,000	728,552
8.00%, 03/15/2020	8,880,000	10,644,900
SLM Corp., Series MTN
0.54%, 01/27/2014 (F)	800,000	799,039
4.88%, 06/17/2019	11,400,000	11,359,564
Springleaf Finance Corp., Series MTN
5.40%, 12/01/2015 (A)	3,800,000	3,952,000
6.50%, 09/15/2017 (A)	8,400,000	8,988,000
Diversified Financial Services - 4.7%
Bank of America Corp.
6.50%, 08/01/2016 (A)	4,500,000	5,080,896
7.63%, 06/01/2019	15,000,000	18,604,905
Bank of America Corp., Series MTN 5.65%, 05/01/2018	7,900,000	8,992,325
Bear Stearns Cos., LLC
5.70%, 11/15/2014	4,400,000	4,595,892
6.40%, 10/02/2017	2,200,000	2,553,234
7.25%, 02/01/2018	1,500,000	1,796,057

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Diversified Financial Services (continued)
Citigroup, Inc. 6.00%, 08/15/2017	$ 5,300,000	$ 6,040,728
Ford Motor Credit Co. LLC 5.63%, 09/15/2015	10,845,000	11,672,148
General Electric Capital Corp. 1.00%, 12/11/2015	8,200,000	8,265,690
General Electric Capital Corp., Series MTN 0.55%, 06/20/2014 (F)	13,100,000	13,118,078
JPMorgan Chase & Co. 6.30%, 04/23/2019	5,400,000	6,373,372
Lehman Brothers Holdings, Inc. (Escrow shares) 6.75%, 12/28/2017 (J)	4,000,000	0
Merrill Lynch & Co., Inc., Series MTN 6.40%, 08/28/2017	11,200,000	12,912,547
Tayarra, Ltd. 3.63%, 02/15/2022	9,272,570	9,829,592
Diversified Telecommunication Services - 0.5%
KT Corp. 4.88%, 07/15/2015 - 144A	900,000	946,096
Qtel International Finance, Ltd. 4.75%, 02/16/2021 - Reg S	5,000,000	5,250,000
Verizon Communications, Inc.
1.99%, 09/14/2018 (F)	1,000,000	1,051,498
2.50%, 09/15/2016	1,200,000	1,240,843
3.65%, 09/14/2018	3,300,000	3,493,261
5.15%, 09/15/2023	800,000	858,954
Energy Equipment & Services - 0.2%
El Paso LLC, Series MTN 7.80%, 08/01/2031	125,000	126,846
NGPL PipeCo LLC 7.12%, 12/15/2017 - 144A (A)	4,100,000	3,710,500
Health Care Equipment & Supplies - 0.2%
Boston Scientific Corp. 6.00%, 01/15/2020 (A)	3,900,000	4,477,321
Health Care Providers & Services - 0.0% (K)
HCA, Inc. 7.88%, 02/15/2020	400,000	429,500
Insurance - 0.7%
American International Group, Inc. 8.25%, 08/15/2018 (A)	12,300,000	15,385,824
Media - 0.0% (K)
DISH DBS Corp. 7.13%, 02/01/2016	900,000	996,750
Metals & Mining - 0.1%
Gold Fields Orogen Holding BVI, Ltd. 4.88%, 10/07/2020 - Reg S	3,000,000	2,426,007
Tobacco - 0.2%
Altria Group, Inc.
9.25%, 08/06/2019	2,872,000	3,783,311
9.70%, 11/10/2018	553,000	726,859
Trading Companies & Distributors - 0.9%
International Lease Finance Corp.
6.50%, 09/01/2014 - 144A	400,000	413,500
6.75%, 09/01/2016 - 144A	4,000,000	4,460,000
7.13%, 09/01/2018 - 144A	13,200,000	15,279,000

	Principal	Value
Transportation Infrastructure - 0.0% (K)
Korea Expressway Corp. 5.13%, 05/20/2015 - 144A	$ 850,000	$ 894,524

Total Corporate Debt Securities (cost $408,670,640)		438,518,901

COMMERCIAL PAPER - 0.4%
Diversified Financial Services - 0.4%
Ford Motor Credit Co. 0.88%, 07/07/2014 (L)	9,500,000	9,456,574

Total Commercial Paper (cost $9,456,574)		9,456,574

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.1%
U.S. Treasury Bill
0.10%, 11/13/2014 (B) (L)	1,288,000	1,286,869
0.12%, 12/11/2014 (L)	660,000	659,259

Total Short-Term U.S. Government Obligations (cost $1,946,128)		1,946,128

SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS - 5.1%
Italy Buoni Ordinari del Tesoro BOT
0.63%, 10/14/2014 (L)	EUR 400,000	546,752
0.65%, 09/12/2014 (L)	6,100,000	8,343,765
0.69%, 10/14/2014 (L)	6,900,000	9,431,480
0.75%, 08/14/2014 (L)	300,000	410,630
0.77%, 09/12/2014 (L)	5,700,000	7,796,633
0.78%, 09/12/2014 (L)	2,300,000	3,146,010
0.81%, 09/12/2014 (L)	300,000	410,349
0.87%, 09/12/2014 (L)	1,200,000	1,641,396
Mexican Cetes Bills 3.51%, 03/13/2014 (L)	MXN 350,000,000	26,625,246
Mexico Cetes
3.20%, 01/09/2014 (L)	8,960,000	685,769
3.42%, 01/30/2014 (L)	5,700,000	434,774
3.45%, 01/02/2014 - 02/13/2014 (L)	22,000,000	1,682,712
3.47%, 01/23/2014 (L)	2,700,000	206,365
3.49%, 02/06/2014 - 04/03/2014 (L)	532,900,000	40,455,484
3.57%, 03/06/2014 (L)	59,000,000	4,490,794
Spain Letras del Tesoro
0.39%, 03/14/2014 (L)	EUR 1,700,000	2,336,116
0.67%, 10/17/2014 (L)	2,400,000	3,278,600
0.68%, 10/17/2014 (L)	2,000,000	2,732,167
0.93%, 09/19/2014 (L)	3,400,000	4,647,115

Total Short-Term Foreign Government Obligations (cost $119,314,871)		119,302,157

	Shares	Value
CONVERTIBLE PREFERRED STOCK - 0.1%

Commercial Banks - 0.1%
Wells Fargo & Co. - Class A, 7.50%	2,900	3,204,500

Total Convertible Preferred Stock (cost $2,690,035)		3,204,500

PREFERRED STOCK - 0.1%

Thrifts & Mortgage Finance - 0.1%
DG Funding Trust - Class A 144A, 0.55% (F) (H) (J)	380	2,690,545

Total Preferred Stock (cost $4,042,400)		2,690,545

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
SECURITIES LENDING COLLATERAL - 4.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (L)	108,389,364	$ 108,389,364

Total Securities Lending Collateral (cost $108,389,364)		108,389,364

	Principal	Value
REPURCHASE AGREEMENTS - 4.7%
Bank of America 0.01% (L), dated 12/31/2013, to be repurchased at $900,001 on 01/02/2014. Collateralized by a U.S. Government Obligation, 0.38%, due 01/15/2016, and with a value of $918,641.	$ 900,000	900,000
HSBC Bank PLC 0.02% (L), dated 12/31/2013, to be repurchased at $43,400,048 on 01/02/2014. Collateralized by U.S. Government Obligations, 3.75% -3.88%, due 11/15/2018 - 08/15/2040, and with a total value of $44,382,736.	43,400,000	43,400,000
Royal Bank of Scotland 0.08% (L), dated 11/12/2013, to be repurchased at $12,701,665 on 01/10/2014. Collateralized by a U.S. Government Obligation, 1.50%, due 03/31/2019, and with a value of $12,905,604. (H) (M)	12,700,000	12,700,000
Royal Bank of Scotland 0.09% (L), dated 12/02/2013, to be repurchased at $37,004,810 on 01/23/2014. Collateralized by a U.S. Government Obligation, 4.50%, due 11/15/2015, and with a value of $37,488,059. (H) (M)	37,000,000	37,000,000
Royal Bank of Scotland 0.09% (L), dated 11/25/2013, to be repurchased at $12,301,845 on 01/24/2014. Collateralized by a U.S. Government Obligation, 4.25%, due 11/15/2014, and with a value of $12,479,181. (H) (M)	12,300,000	12,300,000

	Principal	Value
REPURCHASE AGREEMENTS (continued)

State Street Bank & Trust Co. 0.01% (L), dated 12/31/2013, to be repurchased at $3,288,245 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 05/15/2039, and with a value of $3,354,039.

	$ 3,288,244	$ 3,288,244

Total Repurchase Agreements (cost $109,588,244)		109,588,244

Total Investment Securities (cost $2,808,687,415) (N)		2,837,826,931
Other Assets and Liabilities - Net - (21.5)%		(503,026,979)

Net Assets - 100.0%		$ 2,334,799,952

	Principal	Value
TBA SHORT COMMITMENTS - (0.8)%
U.S. GOVERNMENT AGENCY OBLIGATIONS - (0.8)% (O) (P)
Fannie Mae, TBA 3.50%	$ (1,000,000)	$ (1,045,742)
Freddie Mac, TBA 4.00%	(18,000,000)	(18,485,156)

Total U.S. Government Agency Obligations (proceeds $19,563,750)		(19,530,898)

Total TBA Short Commitments (proceeds $19,563,750)		$ (19,530,898)

	Contracts	Value
WRITTEN OPTIONS - (0.0)% (K)

Call Option - (0.0)% (K)
10-Year U.S. Treasury Note Future Exercise Price $ 127.50 Expires 02/21/2014	382	$ (11,938)

Put Options - (0.0)% (K)
10-Year U.S. Treasury Note Future Exercise Price $ 123.00 Expires 02/21/2014	382	(352,156)
Eurodollar, Mid-Curve 3-Year Future Exercise Price $ 97.38 Expires 03/14/2014	198	(99,000)

Total Written Options (premiums $(438,342))		$ (463,094)

WRITTEN SWAPTIONS: (Q)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums Paid (Received)	Value
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD LIBOR BBA	Receive	2.40%	03/17/2014	$6,600,000	$(20,460)	$(362)
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD LIBOR BBA	Receive	2.50	01/27/2014	138,300,000	(898,950)	(228)
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD LIBOR BBA	Receive	2.50	03/03/2014	10,400,000	(37,960)	(904)
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD LIBOR BBA	Receive	2.60	03/03/2014	6,800,000	(40,460)	(1,782)
Call - OTC 10-Year Interest Rate Swap	CITI	3-Month USD LIBOR BBA	Receive	2.65	03/03/2014	4,100,000	(17,630)	(1,756)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

WRITTEN SWAPTIONS : (continued)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums Paid (Received)	Value
Call - OTC 5-Year Interest Rate Swap	MSC	3-Month USD LIBOR BBA	Receive	1.30%	01/27/2014	$6,100,000	$(7,320)	$(11)
Call - OTC 5-Year Interest Rate Swap	GSC	3-Month USD LIBOR BBA	Receive	1.40	01/27/2014	59,500,000	(85,984)	(76,706)
Call - OTC 5-Year Interest Rate Swap	GSC	3-Month USD LIBOR BBA	Receive	1.40	05/06/2014	13,500,000	(34,762)	(6,030)
Call - OTC 5-Year Interest Rate Swap	MSC	3-Month USD LIBOR BBA	Receive	1.40	05/06/2014	17,700,000	(43,365)	(7,906)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD LIBOR BBA	Pay	2.90	03/17/2014	6,600,000	(105,600)	(176,754)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD LIBOR BBA	Pay	3.10	03/03/2014	13,300,000	(185,582)	(183,127)
Put - OTC 10-Year Interest Rate Swap	CITI	3-Month USD LIBOR BBA	Pay	3.10	03/03/2014	4,100,000	(49,200)	(56,453)
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD LIBOR BBA	Pay	3.50	01/27/2014	138,300,000	(1,123,688)	(34,535)
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD LIBOR BBA	Pay	2.00	03/31/2014	41,300,000	(45,101)	(75,802)
Put - OTC 5-Year Interest Rate Swap	MSC	3-Month USD LIBOR BBA	Pay	1.80	01/27/2014	6,100,000	(19,367)	(29,595)
Put - OTC 5-Year Interest Rate Swap	GSC	3-Month USD LIBOR BBA	Pay	1.90	05/06/2014	13,500,000	(114,817)	(171,678)
Put - OTC 5-Year Interest Rate Swap	GSC	3-Month USD LIBOR BBA	Pay	2.00	01/27/2014	59,500,000	(420,580)	(1,037)
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD LIBOR BBA	Pay	2.50	09/21/2015	81,100,000	(1,540,900)	(3,183,525)

							$(4,791,726)	$(4,008,191)

CENTRALLY CLEARED SWAP AGREEMENTS: (R) CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION: (S)
Reference Obligation	Fixed Deal Pay Rate	Expiration Date	Notional Amount (T)	Fair Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North American Investment Grade Index - Series 21	1.00%	12/20/2018	$59,000,000	$1,075,826	$586,549	$489,277

INTEREST RATE SWAP AGREEMENTS - FIXED RATE RECEIVABLE:
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	3.00%	09/21/2017	$125,400,000	$612,109	$1,286,092	$(673,983)

INTEREST RATE SWAP AGREEMENTS - FIXED RATE PAYABLE:
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	3.50%	12/18/2043	$96,100,000	$7,739,021	$4,983,636	$2,755,385

OVER THE COUNTER SWAP AGREEMENTS: (Q) CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - BUY PROTECTION: (V)
Reference Obligation	Fixed Deal Pay Rate	Expiration Date	Counterparty	Implied Credit Spread (BP) at 12/31/13 (W)	Notional Amount (T)	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Montauk Point CDO, Ltd. 2006-2A A4, 1.73%, 04/06/2046 (H)	2.22%	01/06/2046	CSFB	93.20	$2,500,000	$2,362,284	$0	$2,362,284

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION: (S)
Reference Obligation	Fixed Deal Receive Rate	Expiration Date	Counterparty	Implied Credit Spread (BP) at 12/31/13 (W)	Notional Amount (T)	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Brazil, 12.25%, 03/06/2030	1.00%	09/20/2016	MSC	125.89	$9,500,000	$(84,404)	$(113,674)	$29,270
Japan, 2.00%, 03/21/2022 (H)	1.00	09/20/2016	BCLY	18.54	12,300,000	272,533	213,923	58,610
Japan, 2.00%, 03/21/2022 (H)	1.00	09/20/2016	DUB	18.54	5,200,000	115,217	91,874	23,343
Reynolds American, Inc., 7.63%, 06/1/2016	1.28	06/20/2017	GSC	32.58	2,100,000	67,264	0	67,264
United Mexican States, 5.95%, 03/19/2019	1.00	12/20/2018	JPM	87.88	2,100,000	9,921	(4,979)	14,900
United Mexican States, 7.50%, 04/08/2033	1.00	09/20/2016	DUB	45.61	6,900,000	96,262	24,141	72,121

						$476,793	$211,285	$265,508

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION: (S)
Reference Obligation	Fixed Deal Pay Rate	Expiration Date	Counterparty	Notional Amount (T)	Fair Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Dow Jones North American Investment Grade Index - Series 5	0.46%	12/20/2015	MSC	$9,600,000	$70,106	$0	$70,106
North American CMBS Basket Index - Series AAA	0.35	02/17/2051	GSC	394,163	(6,012)	(10,246)	4,234

					$64,094	$(10,246)	$74,340

INTEREST RATE SWAP AGREEMENTS - FIXED RATE RECEIVABLE:
Floating Rate Index	Fixed Rate	Expiration Date	Counterparty		Notional Amount	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
BRL-CDI	7.80%	01/02/2015	MSC	BRL	88,200,000	$(922,028)	$(16,255)	$(905,773)
BRL-CDI	9.93	01/02/2015	MSC		84,400,000	819,527	15,965	803,562

						$(102,501)	$(290)	$(102,211)

FUTURES CONTRACTS: (X)
Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note	Long	133	03/20/2014	$(326,519)
3-Month EURIBOR	Long	66	06/15/2015	(27,433)
3-Month EURIBOR	Long	66	09/14/2015	(34,449)
5-Year U.S. Treasury Note	Long	754	03/31/2014	(1,214,888)
90-Day Eurodollar	Long	827	03/16/2015	(197,508)
90-Day Eurodollar	Long	1,136	06/15/2015	(329,189)
90-Day Eurodollar	Long	2,142	09/14/2015	2,222,025
90-Day Eurodollar	Long	3,943	12/14/2015	(646,319)
90-Day Eurodollar	Long	1,506	03/14/2016	154,226

				$(400,054)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

FORWARD FOREIGN CURRENCY CONTRACTS: (Q)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. DollarsBought (Sold)	Net Unrealized Appreciation (Depreciation)
AUD	CITI	(393,000)	01/06/2014	$(358,659)	$7,892
BRL	JPM	(84,149,638)	01/03/2014	(35,921,471)	281,532
BRL	JPM	84,149,638	01/03/2014	36,759,409	(1,119,470)
BRL	MSC	(9,680,169)	01/03/2014	(4,104,549)	4,702
BRL	MSC	365,708	01/03/2014	158,610	(3,722)
BRL	MSC	(87,897,126)	01/03/2014	(38,892,534)	1,665,419
BRL	MSC	13,061,949	01/03/2014	5,591,588	(59,454)
BRL	MSC	84,149,638	01/03/2014	35,921,471	(281,532)
BRL	MSC	(13,061,949)	02/04/2014	(5,547,889)	59,752
EUR	BNP	118,050,000	01/02/2014	162,318,750	82,403
EUR	BOA	1,361,000	01/02/2014	1,846,171	26,154
EUR	JPM	(119,411,000)	01/02/2014	(160,681,472)	(3,592,007)
EUR	BNP	(118,050,000)	02/04/2014	(162,315,209)	(83,584)
EUR	RBS	(1,692,000)	03/14/2014	(2,261,839)	(65,794)
EUR	BOA	(3,800,000)	06/02/2014	(5,075,576)	(152,393)
EUR	HSBC	(1,200,000)	06/02/2014	(1,603,349)	(47,589)
GBP	BCLY	16,886,000	01/02/2014	27,490,408	471,579
GBP	BNP	(16,886,000)	01/02/2014	(27,258,377)	(703,610)
GBP	BCLY	(16,886,000)	02/04/2014	(27,484,126)	(471,737)
GBP	BOA	629,000	02/04/2014	1,028,518	12,833
JPY	HSBC	(443,300,000)	02/18/2014	(4,464,173)	253,714
MXN	BNP	(14,960,438)	01/02/2014	(1,128,034)	(17,591)
MXN	JPM	(8,935,742)	01/09/2014	(692,613)	8,754
MXN	JPM	(2,676,354)	01/23/2014	(207,767)	3,191
MXN	MSC	(5,677,624)	01/30/2014	(438,351)	4,624
MXN	BNP	(7,820,044)	02/06/2014	(605,220)	8,092
MXN	JPM	(6,959,250)	02/13/2014	(539,122)	7,997
MXN	DUB	(29,239,830)	03/06/2014	(2,193,947)	(33,749)
MXN	MSC	(29,239,830)	03/06/2014	(2,194,491)	(33,206)
MXN	MSC	53,476,307	03/06/2014	4,048,322	25,880
MXN	BNP	(31,725,574)	03/13/2014	(2,451,612)	35,885
MXN	BNP	(315,212,818)	03/13/2014	(24,328,547)	326,831
MXN	GSC	(20,785,494)	04/03/2014	(1,593,185)	13,001
MXN	JPM	(498,395,816)	04/03/2014	(37,964,337)	74,584
NOK	UBS	290,000	02/13/2014	46,931	805

					$(3,289,814)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

VALUATION SUMMARY: (Y)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
U.S. Government Obligations	$—	$1,066,381,409	$—	$1,066,381,409
U.S. Government Agency Obligations	—	590,113,812	—	590,113,812
Foreign Government Obligations	—	54,996,710	—	54,996,710
Mortgage-Backed Securities	—	191,795,753	—	191,795,753
Asset-Backed Securities	—	48,196,025	—	48,196,025
Municipal Government Obligations	—	93,246,809	—	93,246,809
Corporate Debt Securities
Automobiles	—	6,205,952	—	6,205,952
Capital Markets	—	41,991,927	—	41,991,927
Commercial Banks	—	171,077,556	—	171,077,556
Consumer Finance	—	43,457,408	—	43,457,408
Diversified Financial Services	—	109,835,464	0	109,835,464
Diversified Telecommunication Services	—	12,840,652	—	12,840,652
Energy Equipment & Services	—	3,837,346	—	3,837,346
Health Care Equipment & Supplies	—	4,477,321	—	4,477,321
Health Care Providers & Services	—	429,500	—	429,500
Insurance	—	15,385,824	—	15,385,824
Media	—	996,750	—	996,750
Metals & Mining	—	2,426,007	—	2,426,007
Tobacco	—	4,510,170	—	4,510,170
Trading Companies & Distributors	—	20,152,500	—	20,152,500
Transportation Infrastructure	—	894,524	—	894,524
Commercial Paper	—	9,456,574	—	9,456,574
Short-Term U.S. Government Obligations	—	1,946,128	—	1,946,128
Short-Term Foreign Government Obligations	—	119,302,157	—	119,302,157
Convertible Preferred Stock	3,204,500	—	—	3,204,500
Preferred Stock
Thrifts & Mortgage Finance	—	—	2,690,545	2,690,545
Securities Lending Collateral	108,389,364	—	—	108,389,364
Repurchase Agreements	—	109,588,244	—	109,588,244
Total Investment Securities	$111,593,864	$2,723,542,522	$2,690,545	$2,837,826,931

Derivative Financial Instruments
Credit Default Swap Agreements (Z)	$—	$3,191,409	$—	$3,191,409
Interest Rate Swap Agreements (Z)	—	3,558,947	—	3,558,947
Futures Contracts (Z)	2,376,251	—	—	2,376,251
Forward Foreign Currency Contracts (Z)	—	3,375,624	—	3,375,624
Total Derivative Financial Instruments	$2,376,251	$10,125,980	$—	$12,502,231

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

VALUATION SUMMARY (continued): (Y)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
LIABILITIES
TBA Short Commitments
U.S. Government Agency Obligations	$—	$(19,530,898)	$—	$(19,530,898)
Total TBA Short Commitments	$—	$(19,530,898)	$—	$(19,530,898)

Derivative Financial Instruments
Written Options	$(463,094)	$—	$—	$(463,094)
Written Swaptions	—	(4,008,191)	—	(4,008,191)
Interest Rate Swap Agreements (Z)	—	(1,579,756)	—	(1,579,756)
Futures Contracts (Z)	(2,776,305)	—	—	(2,776,305)
Forward Foreign Currency Contracts (Z)	—	(6,665,438)	—	(6,665,438)
Total Derivative Financial Instruments	$(3,239,399)	$(12,253,385)	$—	$(15,492,784)

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at December 31, 2012	Purchases	Sales	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) (AA)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at December 31, 2013 (AB)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2013 (AA)
Preferred Stocks	$2,789,932	$—	$—	$—	$—	$(99,387)	$—	$—	$2,690,545	$(99,387)
Corporate Bonds	0	—	—	—	—	0	—	—	0	0
Total	$2,789,932	$—	$—	$—	$—	$(99,387)	$—	$—	$2,690,545	$(99,387)
NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $106,194,903. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	All or a portion of this security has been segregated by the custodian with the broker as collateral for open swap, swaptions and/or forward foreign currency contracts. Total value of securities segregated for open swap, swaptions and/or forward foreign currency contracts is $5,616,994.
(C)	Security is subject to sale-buyback transactions.
(D)	All or a portion of this security has been segregated by the custodian with the broker as collateral to cover margin requirements for open futures contracts. Total value of securities segregated as collateral to cover margin requirements for open futures contracts is $2,509,835.
(E)	All or a portion of this security has been segregated by the custodian with the broker as collateral for centrally cleared swaps. Total value of securities segregated as collateral to cover centrally cleared swaps is $6,137,138.
(F)	Floating or variable rate note. Rate is listed as of December 31, 2013.
(G)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If a security makes cash payment in addition to in-kind, the cash rate is disclosed separately.
(H)	Illiquid. Total aggregate fair value of illiquid securities is $80,749,962, or 3.46% of the portfolio’s net assets, and total aggregate fair value of illiquid derivatives is $2,750,034, or 0.12% of the portfolio’s net assets.
(I)	The security has a perpetual maturity. The date shown is the next call date.
(J)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate fair value of securities is $2,690,545, or 0.12% of the portfolio’s net assets.
(K)	Percentage rounds to less than 0.1%.
(L)	Rate shown reflects the yield at December 31, 2013.
(M)	Open maturity repurchase agreement. Both the portfolio and counterparty have the right to terminate the repurchase agreement at any time.
(N)	Aggregate cost for federal income tax purposes is $2,809,283,916. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $61,839,942 and $33,296,927, respectively. Net unrealized appreciation for tax purposes is $28,543,015.
(O)	Securities with an aggregate market value of $428,438 have been segregated by the broker with the custodian as collateral for open TBA commitment transactions.
(P)	Cash in the amount of $80,000 has been segregated by the broker with the custodian as collateral for open TBA commitment transactions.
(Q)	Cash in the amount of $7,945,000 has been segregated by the broker with the custodian as collateral for open swap, swaptions and/or forward foreign currency contracts.
(R)	Cash in the amount of $1,520,000 has been segregated by the custodian with the broker as collateral for centrally cleared swaps.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS: (continued)

(S)	If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(T)	The maximum potential amount the portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(U)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(V)	If the portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (a) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (b) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(W)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(X)	Cash in the amount of $3,662,000 has been segregated by the custodian with the broker as collateral to cover margin requirements for open futures contracts.
(Y)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(Z)	Derivative financial instruments valued at unrealized appreciation (depreciation) on the instrument.
(AA)	Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as Level 3 at year end.
(AB)	Level 3 securities were not considered significant to the portfolio.

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities aggregated $204,408,124, or 8.75% of the portfolio’s net assets.
AGM	Assured Guaranty Municipal Corporation
AMBAC	AMBAC Financial Group, Inc.
BBA	British Bankers’ Association
BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America
BP	Basis Point
CDI	Credit Default Index
CDO	Collateralized Debt Obligation
CITI	Citigroup, Inc.
CLO	Collateralized Loan Obligation
CMBS	Commercial Mortgage-Backed Securities
CSFB	Credit Suisse First Boston
DUB	Deutsche Bank AG
EURIBOR	Euro InterBank Offered Rate
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank
LIBOR	London Interbank Offered Rate
MSC	Morgan Stanley
MTN	Medium Term Note
OAO	Otkrytoe Aktsionernoe Obschestvo (Open Joint Stock Corporation)
OTC	Over the Counter
RBS	Royal Bank of Scotland Group PLC

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

DEFINITIONS: (continued)

REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)
Re-REMIC	Re-Securitized Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)
Reg S	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
TBA	To Be Announced
UBS	UBS AG

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NOK USD	Norwegian Krone United States Dollar

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Total Return VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment securities, at value (cost: $2,699,099,171) (including securities loaned of $106,194,903)	$2,728,238,687
Repurchase agreement, at value (cost: $109,588,244)	109,588,244
Cash on deposit with broker	5,182,000
Foreign currency, at value (cost: $1,488,809)	1,499,841
Cash	126,576
Unrealized appreciation on forward foreign currency contracts	3,375,624
Unrealized appreciation on OTC swap agreements	3,505,694
Premium paid on OTC swap agreements	345,903
Receivables:
Shares sold	574,398
Investment securities sold	199,492,502
Interest	10,048,906
Securities lending income (net)	15,514
Variation margin receivable on derivative financial instruments	732,685
Prepaid expenses	42,802

Total assets	3,062,769,376

Liabilities:
Cash deposit due to broker	8,025,000
Premium received on OTC swap agreements	145,154
Accounts payable and accrued liabilities:
Shares redeemed	317,036
Investment securities purchased	577,686,351
Management and advisory fees	1,276,997
Distribution and service fees	214,097
Administration fees	51,610
Transfer agent fees	6,558
Trustees fees	669
Audit and tax fees	59,515
Custody fees	67,591
Legal fees	17,117
Printing and shareholder reports fees	135,229
Other	3,742
Collateral for securities on loan	108,389,364
Written options and swaptions, at value (premiums: $5,230,068)	4,471,285
TBA short commitments, at value (proceeds: $19,563,750)	19,530,898
Unrealized depreciation on forward foreign currency contracts	6,665,438
Unrealized depreciation on OTC swap agreements	905,773

Total liabilities	727,969,424

Net assets	$2,334,799,952

Net assets consist of:
Capital stock ($0.01 par value)	$2,059,484
Additional paid-in capital	2,278,368,403
Undistributed (accumulated) net investment income (loss)	37,104,596
Undistributed (accumulated) net realized gain (loss)	(14,163,320)
Net unrealized appreciation (depreciation) on:
Investment securities	29,139,516
Futures contracts	(400,054)
Written options and swaptions	758,783
Swap agreements	5,170,600
Translation of assets and liabilities denominated in foreign currencies	(3,270,908)
TBA short commitments	32,852

Net assets	$2,334,799,952

Net assets by class:
Initial Class	$1,364,881,333
Service Class	969,918,619

Shares outstanding:
Initial Class	120,081,448
Service Class	85,866,946

Net asset value and offering price per share:
Initial Class	$11.37
Service Class	11.30

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income	$315,744
Interest income	63,301,934
Securities lending income (net)	159,672

Total investment income	63,777,350

Expenses:
Management and advisory	15,588,282
Distribution and service:
Service Class	2,556,278
Administration	631,283
Transfer agent	36,037
Trustees	75,716
Audit and tax	68,358
Custody	674,604
Legal	111,976
Printing and shareholder reports	260,982
Interest	2,193
Other	133,504

Total expenses	20,139,213

Net investment income (loss)	43,638,137

Net realized gain (loss) on transactions from:
Investment securities	(37,192,481)
Futures contracts	10,780,599
Written options and swaptions	5,404,070
Swap agreements	(1,030,434)
Foreign currency transactions	(951,539)

Net realized gain (loss)	(22,989,785)

Net change in unrealized appreciation (depreciation) on:
Investment securities	(79,591,149)
Futures contracts	(802,875)
Written options and swaptions	(418,784)
Swap agreements	(16,319,451)
Translation of assets and liabilities denominated in foreign currencies	7,397,632
TBA short commitments	67,679

Net change in unrealized appreciation (depreciation)	(89,666,948)

Net realized and change in unrealized gain (loss)	(112,656,733)

Net increase (decrease) in net assets resulting from operations	$(69,018,596)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Total Return VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$43,638,137	$65,476,442
Net realized gain (loss)	(22,989,785)	60,877,126
Net change in unrealized appreciation (depreciation)	(89,666,948)	90,813,381
Net increase (decrease) in net assets resulting from operations	(69,018,596)	217,166,949

Distributions to shareholders:
Net investment income:
Initial Class	(30,929,815)	(91,747,789)
Service Class	(20,347,763)	(34,185,975)
Total distributions from net investment income	(51,277,578)	(125,933,764)
Net realized gains:
Initial Class	(17,578,058)	—
Service Class	(12,734,265)	—
Total distributions from net realized gains	(30,312,323)	—
Total distributions to shareholders	(81,589,901)	(125,933,764)

Capital share transactions:
Proceeds from shares sold:
Initial Class	145,111,128	226,949,722
Service Class	219,247,412	327,608,602
	364,358,540	554,558,324
Dividends and distributions reinvested:
Initial Class	48,507,873	91,747,789
Service Class	33,082,028	34,185,975
	81,589,901	125,933,764
Cost of shares redeemed:
Initial Class	(483,214,759)	(1,129,034,765)
Service Class	(218,587,977)	(81,219,457)
	(701,802,736)	(1,210,254,222)
Net increase (decrease) in net assets resulting from capital share transactions	(255,854,295)	(529,762,134)
Net increase (decrease) in net assets	(406,462,792)	(438,528,949)

Net assets:
Beginning of year	2,741,262,744	3,179,791,693
End of year	$2,334,799,952	$2,741,262,744
Undistributed (accumulated) net investment income (loss)	$37,104,596	$51,294,269

Share activity:
Shares issued:
Initial Class	12,324,925	18,925,985
Service Class	18,609,016	27,332,767
	30,933,941	46,258,752
Shares issued-reinvested from dividends and distributions:
Initial Class	4,346,583	7,735,901
Service Class	2,980,363	2,897,116
	7,326,946	10,633,017
Shares redeemed:
Initial Class	(40,823,988)	(94,513,086)
Service Class	(18,908,279)	(6,820,096)
	(59,732,267)	(101,333,182)
Net increase (decrease) in shares outstanding:
Initial Class	(24,152,480)	(67,851,200)
Service Class	2,681,100	23,409,787
	(21,471,380)	(44,441,413)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Total Return VP

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each year	Initial Class
	December 31, 2013		December 31, 2012		December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$12.08		$11.71		$11.58	$11.25	$10.66
Investment operations
Net investment income (loss)(A)	0.22		0.27		0.30	0.36	0.52
Net realized and unrealized gain (loss)	(0.52)		0.60		0.42	0.46	1.16
Total investment operations	(0.30)		0.87		0.72	0.82	1.68
Distributions
Net investment income	(0.26)		(0.50)		(0.29)	(0.47)	(0.73)
Net realized gains	(0.15)		–		(0.30)	(0.02)	(0.36)
Total distributions	(0.41)		(0.50)		(0.59)	(0.49)	(1.09)
Net asset value
End of year	$11.37		$12.08		$11.71	$11.58	$11.25
Total return(B)	(2.46)%		7.55%		6.27%	7.19%	16.03%
Net assets end of year (000’s)	$1,364,881		$1,742,129		$2,483,136	$1,851,891	$1,365,123
Ratio and supplemental data
Expenses to average net assets	0.70%		0.69%		0.68%	0.69%	0.70%
Net investment income (loss) to average net assets	1.83%		2.26	%(C)	2.57%	3.05%	4.62%
Portfolio turnover rate	162	%(D)	104	%(D)	139%	418%	729%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Includes interest fee on sale-buyback transactions (representing 0.01% of average net assets).
(D)	Excludes sale-buyback transactions.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Service Class
	December 31, 2013		December 31, 2012		December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$12.01		$11.65		$11.54	$11.23	$10.66
Investment operations
Net investment income (loss)(A)	0.19		0.24		0.27	0.33	0.48
Net realized and unrealized gain (loss)	(0.52)		0.60		0.41	0.46	1.17
Total investment operations	(0.33)		0.84		0.68	0.79	1.65
Distributions
Net investment income	(0.23)		(0.48)		(0.27)	(0.46)	(0.72)
Net realized gains	(0.15)		–		(0.30)	(0.02)	(0.36)
Total distributions	(0.38)		(0.48)		(0.57)	(0.48)	(1.08)
Net asset value
End of year	$11.30		$12.01		$11.65	$11.54	$11.23
Total return(B)	(2.68)%		7.32%		5.95%	6.93%	15.75%
Net assets end of year (000’s)	$969,919		$999,134		$696,656	$477,398	$248,133
Ratio and supplemental data
Expenses to average net assets	0.95%		0.94%		0.93%	0.94%	0.95%
Net investment income (loss) to average net assets	1.58%		2.01	%(C)	2.33%	2.80%	4.28%
Portfolio turnover rate	162	%(D)	104	%(D)	139%	418%	729%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Includes interest fee on sale-buyback transactions (representing 0.01% of average net assets).
(D)	Excludes sale-buyback transactions.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Total Return VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other in the Statement of Operations.

Forward foreign currency contracts: The Portfolio is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2013 are listed in the Schedule of Investments.

Option contracts: The Portfolio is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio enters into option contracts to manage exposure to various market fluctuations. The Portfolio purchases or writes put and call options on U.S. securities, indices, futures, swaps (“swaptions”),

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

commodities, and currency transactions. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included in the Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying investment. Writing put options tends to increase exposure to the underlying investment. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability in the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The underlying face amounts of open option and swaption contracts at December 31, 2013 are listed in the Schedule of Investments.

Transactions in written options were as follows:

	Premiums	Contracts
Balance at December 31, 2012	$—	—
Sales	438,342	962
Closing Buys	—	—
Expirations	—	—
Exercised	—	—
Balance at December 31, 2013	$438,342	962

Transactions in written swaptions were as follows:

	Premiums	Notional Amount
Balance at December 31, 2012	$—	EUR —
Sales	471,908	122,200,000)
Closing Buys	—	—
Expirations	(471,908)	(122,200,000)
Exercised	—	—
Balance at December 31, 2013	$—	EUR —

	Premiums	Notional Amount
Balance at December 31, 2012	$5,680,330	$348,100,000
Sales	5,712,123	1,484,200,000
Closing Buys	(41,498)	(71,700,000)
Expirations	(4,904,109)	(805,500,000)
Exercised	(1,655,120)	(328,300,000)
Balance at December 31, 2013	$4,791,726	$626,800,000

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2013 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be executed in multilateral or other trade facility platforms, such as a registered exchange (“centrally cleared swaps”). Centrally cleared swaps listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swaps the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, variance, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such in the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses in the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses in the Statement of Operations.

Specific risks and accounting related to each type of swap agreement are identified and described in the following paragraphs:

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swaps, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swaps is disclosed in the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swaps’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swaps with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

that that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The open centrally cleared swap agreements at December 31, 2013 are listed in the Schedule of Investments. The centrally cleared swap agreements are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio, if applicable, and is included in the Statement of Assets and Liabilities.

The open OTC swap agreements at December 31, 2013 are listed in the Schedule of Investments. The premiums paid (received), as applicable, is included in the Statement of Assets and Liabilities along with the unrealized appreciation (depreciation).

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price.

The Portfolio’s average borrowings for the year ended December 31, 2013 were as follows:

Average daily borrowing	Number of days outstanding	Weighted average interest rate
$42,184,003	213	(0.12)%

The open reverse repurchase agreements at December 31, 2013, if any, are listed in the Schedule of Investments and are reflected as a liability in the Statements of Assets and Liabilities.

Sale-buyback: The Portfolio enters into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase substantially similar securities (same type and interest rate) on a specified future date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “pricedrop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as the following: (i) the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio; (ii) the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2013, the Portfolio earned price drop fee income of $54,095. The price drop fee income is included in Interest income in the Statement of Operations.

The outstanding payable for securities to be repurchased is included in payable for sale-buyback financing in the Statement of Assets and Liabilities. The average borrowing for sale-buyback financing transactions during the year ended December 31, 2013, for the Portfolio was approximately $3,001,627, with an average interest rate of 0.07%. The interest expense is included in Interest in the Statement of Operations.

Open sale-buyback financing transactions at December 31, 2013 are included in the Schedule of Investments.

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

The Portfolio may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unsecured loan participations at December 31, 2013.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations.

Open balances, if any, are included in the payable or receivable for investments purchased or sold in the Statement of Assets and Liabilities.

When-Issued, forward delivery securities and delayed delivery settlements: The Portfolio may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. Government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses on the security.

Treasury inflation-protected securities (“TIPS”): The Portfolio invests in TIPS. TIPS are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of a TIPS will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The adjustments to principal due to inflation/deflation are reflected as increases/decreases to Interest income in the Statement of Operations with a corresponding adjustment to cost.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2013 are listed in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities,

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

For assets and liabilities for which significant unobservable inputs (Level 3), GAAP requires a reconciliation of the beginning to the ending balances for reported market values that presents changes attributed to the total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of the Portfolio’s Schedule of Investments.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage passthroughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage passthroughs include to be announced (“TBA”) securities and mortgage passthrough certificates. Generally, TBA securities and mortgage passthroughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2013:

	Market Value	% of Net Assets
Transamerica Asset Allocation - Conservative VP	$136,489,592	5.85%
Transamerica Asset Allocation - Moderate Growth VP	199,170,180	8.53
Transamerica Asset Allocation - Moderate VP	374,443,427	16.04
Transamerica BlackRock Tactical Allocation VP	187,739,506	8.04
Transamerica ING Balanced Allocation VP	115,481	0.00	(A)
Transamerica ING Conservative Allocation VP	26,453	0.00	(A)
Transamerica ING Moderate Growth Allocation VP	34,582	0.00	(A)
Transamerica International Moderate Growth VP	15,370,415	0.66
Transamerica Madison Balanced Allocation VP	2,563,250	0.11
Transamerica Madison Conservative Allocation VP	10,815,837	0.46
Total	$926,768,723	39.69%

(A)	Percentage rounds to less than 0.01%

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $250 million	0.675%
Over $250 million up to $750 million	0.650%
Over $750 million	0.600%

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.80%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$157,018,913
U.S. Government	3,464,832,821

Proceeds from maturities and sales of securities:
Long-term	516,097,035
U.S. Government	3,669,722,265

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2012	Ending number of positions at December 31, 2013	Average number of positions (A)
Futures contracts	3	9	5
Purchased options and swaptions	2	—	2	(B)
Written options and swaptions	3	21	16
Swap agreements	40	14	26
Forward foreign currency contracts	29	35	43
(A)	Calculated based on positions held at each month end during the current year.
(B)	Although there were no open positions at the beginning and/or the end of the year the Portfolio periodically invested in this derivative during the year.

The tables below highlight the types of risk associated with the derivative instruments:

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Credit contracts	Total
Asset derivatives
Premium paid on swap agreements (C) (D)	$6,285,693	$—	$916,487	$7,202,180
Unrealized appreciation on futures contracts (C) (E)	2,376,251	—	—	2,376,251
Unrealized appreciation on swap agreements (C) (F)	3,558,947	—	3,191,409	6,750,356
Unrealized appreciation on forward foreign currency contracts	—	3,375,624	—	3,375,624
Total gross amount of assets (G)	$12,220,891	$3,375,624	$4,107,896	$19,704,411
Liability derivatives
Written options and swaptions, at value (C)	$(4,471,285)	$—	$—	$(4,471,285)
Premium received on swap agreements (C) (H)	(16,255)	—	(128,899)	(145,154)
Unrealized depreciation on futures contracts (C) (E)	(2,776,305)	—	—	(2,776,305)
Unrealized depreciation on swap agreements (C) (F)	(1,579,756)	—	—	(1,579,756)
Unrealized depreciation on forward foreign currency contracts	—	(6,665,438)	—	(6,665,438)
Total gross amount of liabilities (G)	$(8,843,601)	$(6,665,438)	$(128,899)	$(15,637,938)
(C)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(D)	Includes premium paid on OTC swap agreements as reported on the Statement of Assets and Liabilities, as well as the premium paid on centrally cleared swap agreements included in the variation margin receivable/payable on derivative financial instruments.
(E)	Includes cumulative appreciation (depreciation) on futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(F)	Includes unrealized appreciation (depreciation) on OTC swap agreements as reported on the Statement of Assets and Liabilities, as well as the unrealized appreciation (depreciation) on centrally cleared swap agreements included in the variation margin receivable/payable on derivative financial instruments.
(G)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.
(H)	Includes premium received on OTC swap agreements as reported on the Statement of Assets and Liabilities, as well as the premium received on centrally cleared swap agreements included in the variation margin receivable/payable on derivative financial instruments.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

The following tables present the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2013:

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Financial Assets and Derivative Assets, and Collateral Received as of December 31, 2013:

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities (I)	Value Eligible for Offset	Collateral Received (J)	Net Amount (not less than $0)
BNP Paribas	$453,211	$(453,211)	$—	$—
Bank of America, N.A.	38,987	(38,987)	—	—
Barclays Bank PLC	744,112	(471,737)	(272,375)	—
Citibank, N.A.	7,892	(7,892)	—	—
Credit Suisse International	2,362,284	—	(2,362,284)	—
Deutsche Bank AG	211,479	(211,479)	—	—
Goldman Sachs Bank USA	80,265	(80,265)	—	—
Goldman Sachs International	4,234	(4,234)	—	—
HSBC Bank USA	253,714	(47,589)	—	206,125
JPMorgan Chase Bank, N.A.	390,958	(390,958)	—	—
Morgan Stanley and Co., Inc.	2,679,280	(491,588)	(2,187,692)	—
UBS AG	805	—	—	805
Other Derivatives (K)	12,477,190	—	—	12,477,190
Total	$19,704,411	$(2,197,940)	$(4,822,351)	$12,684,120

Financial Liabilities and Derivative Liabilities, and Collateral Pledged as of December 31, 2013:

Counterparty	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities (I)	Value Eligible for Offset	Collateral Pledged (J)	Net Amount (not less than $0)
BNP Paribas	$804,785	$(453,211)	$(69,923)	$281,651
Bank of America, N.A.	152,393	(38,987)	—	113,406
Barclays Bank PLC	471,737	(471,737)	—	—
Citibank, N.A.	58,209	(7,892)	—	50,317
Deutsche Bank AG	393,992	(211,479)	—	182,513
Goldman Sachs Bank USA	333,035	(80,265)	—	252,770
Goldman Sachs International	10,246	(4,234)	—	6,012
HSBC Bank USA	47,589	(47,589)	—	—
JPMorgan Chase Bank, N.A.	4,716,456	(390,958)	(4,325,498)	—
Morgan Stanley Capital Services LLC	959,540	—	—	959,540
Morgan Stanley and Co., Inc.	491,588	(491,588)	—	—
Royal Bank of Scotland PLC	3,284,986	—	—	3,284,986
Other Derivatives (K)	3,913,382	—	—	3,913,382
Total	$15,637,938	$(2,197,940)	$(4,395,421)	$9,044,577
(I)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
(J)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(K)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Credit contracts	Total
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on purchased options and swaptions (L)	$1,362,419	$(20,183)	$—	$1,342,236
Net realized gain (loss) on futures contracts	10,780,599	—	—	10,780,599
Net realized gain (loss) on written options and swaptions	5,404,070	—	—	5,404,070
Net realized gain (loss) on swap agreements	9,128,559	—	(10,158,993)	(1,030,434)
Net realized gain (loss) on forward foreign currency contracts (M)	—	(3,233,844)	—	(3,233,844)
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased options and swaptions (N)	(107,176)	18,685	—	(88,491)
Net change in unrealized appreciation (depreciation) on futures contracts	(802,875)	—	—	(802,875)
Net change in unrealized appreciation (depreciation) on written options and swaptions	(418,784)	—	—	(418,784)
Net change in unrealized appreciation (depreciation) on swap agreements	(24,288,295)	—	7,968,844	(16,319,451)
Net change in unrealized appreciation (depreciation) on forward foreign currency transactions (O)	—	7,373,884	—	7,373,884
Total	$1,058,517	$4,138,542	$(2,190,149)	$3,006,910
(L)	Included within Net realized gain (loss) on transactions from Investment securities.
(M)	Included within Net realized gain (loss) on transactions from Foreign currency transactions.
(N)	Included within Net change in unrealized appreciation (depreciation) on Investment securities.
(O)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies.

For non-exchange traded derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to wash sales, futures contracts, options contracts, swaps, paydown gain/loss, straddle loss deferral, TIPS, distributions re-designation, foreign currency contracts, and dollar roll treatment.

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 6. (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(867)
Undistributed (accumulated) net investment income (loss)	(6,550,232)
Undistributed (accumulated) net realized gain (loss)	6,551,099

At December 31, 2013, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 14,005,850	Short-Term Indefinitely

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2013.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$79,559,975
Long-Term Capital Gain	2,029,926

2012 Distributions paid from:
Ordinary Income	125,933,764
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$35,282,806

Undistributed Long-term Capital Gain	—

Capital Loss Carryforwards	(14,005,850)

Post October Short-Term Capital Loss Deferral	—

Post October Long-Term Capital Loss Deferral	—

Late Year Ordinary Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	34,539,724

Other Temporary Differences	(1,444,615)

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica PIMCO Total Return VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica PIMCO Total Return VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica PIMCO Total Return VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica PIMCO Total Return VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $2,029,926 for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica ProFund UltraBear VP

(unaudited)

MARKET ENVIRONMENT

For the year ended December 31, 2013 the S&P 500® had a total return of 32.39%. The S&P 500® is a measure of large-cap U.S. stock market performance. It is a float adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a mechanical process that factors in criteria such as liquidity, price, market capitalization, and financial viability.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Profund UltraBear VP, Service Class returned (45.11)%. By comparison, its benchmark, the S&P 500®, returned 32.39%.

STRATEGY REVIEW

The portfolio seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the S&P 500®. The portfolio seeks investment results for a single day only, as measured from the time the portfolio calculates its net asset value (“NAV”) to the time of the portfolio’s next NAV calculation, not for longer periods. The return of the portfolio for longer periods will be the result of each day’s returns compounded over the period which may be greater than or less than the portfolio multiple times the return of the Index. The portfolio takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index.

During the year ended December 31, 2013, the portfolio invested in futures contracts as a substitute for shorting stocks in order to gain inverse leveraged exposure to the S&P 500®.

Rachel Ames

Michael Neches

Co-Portfolio Managers

ProFund Advisors LLC

Transamerica Series Trust	Annual Report 2013

Transamerica ProFund UltraBear VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	10 Years or Life of Class	Inception Date
Service Class	(45.11)%	(35.51)%	05/01/2009
S&P 500®(A)	32.39%	19.84%

NOTES

(A) The S&P 500® is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the Service Class. You cannot invest directly in an index.

The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

The portfolio is classified as “non-diversified,” which means it may invest in a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the portfolio invests its assets in fewer issuers, the portfolio will be more susceptible to negative events affecting those issuers. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica ProFund UltraBear VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)
Transamerica ProFund UltraBear VP
Service Class	$1,000.00	$728.80	$5.42	$1,019.21	$6.33	1.23%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Short-Term Investment Companies	73.4%
Repurchase Agreement	18.4
Other Assets and Liabilities - Net(A)	8.2
Total	100.0%

(A)	The Other Assets and Liabilities - Net category may include, but is not limited to, Reverse Repurchase Agreements, Forward Foreign Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, TBA Short Commitments, and Cash Collateral.

Transamerica Series Trust	Annual Report 2013

Transamerica ProFund UltraBear VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
SHORT-TERM INVESTMENT COMPANIES - 73.4%
SSC Government Money Market Fund	3,396,926	$3,396,926
SSgA Money Market Fund	3,396,925	3,396,925
SSgA Prime Money Market Fund	3,396,925	3,396,925
State Street Institutional Liquid Reserves Fund	3,396,925	3,396,925

Total Short-Term Investment Companies (cost $13,587,701)		13,587,701

	Principal	Value
REPURCHASE AGREEMENT - 18.4%
State Street Bank & Trust Co. 0.01% (A), dated 12/31/2013, to be repurchased at $3,396,927 on 01/02/2014. Collateralized by U.S. Government Agency Obligation, 3.50%, due 01/25/2039, and with a value of $3,465,000.	$3,396,925	3,396,925

Total Repurchase Agreement (cost $3,396,925)		3,396,925

Total Investment Securities (cost $16,984,626) (B)		16,984,626
Other Assets and Liabilities - Net - 8.2%		1,516,242

Net Assets - 100.0%		$18,500,868

FUTURES CONTRACTS: (C)
Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	Short	(403)	03/21/2014	$(1,340,684)

VALUATION SUMMARY: (D)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Short-Term Investment Companies	$13,587,701	$—	$—	$13,587,701
Repurchase Agreement	—	3,396,925	—	3,396,925
Total Investment Securities	$13,587,701	$3,396,925	$—	$16,984,626

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
LIABILITIES
Derivative Financial Instruments
Futures Contracts (E)	$(1,340,684)	$—	$—	$(1,340,684)
Total Derivative Financial Instruments	$(1,340,684)	$—	$—	$(1,340,684)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ProFund UltraBear VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate shown reflects the yield at December 31, 2013.
(B)	Aggregate cost for federal income tax purposes is $16,984,626.
(C)	Cash in the amount of $1,817,530 has been segregated by the custodian with the broker as collateral to cover margin requirements for open futures contracts.
(D)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(E)	Derivative financial instruments valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ProFund UltraBear VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment companies, at value (cost: $13,587,701)	$13,587,701
Repurchase agreement, at value (cost: $3,396,925)	3,396,925
Cash on deposit with broker	1,817,530
Receivables:
Interest	9
Prepaid expenses	956

Total assets	18,803,121

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	163,050
Management and advisory fees	14,463
Distribution and service fees	4,412
Administration fees	441
Transfer agent fees	88
Trustees fees	6
Audit and tax fees	12,027
Custody fees	981
Legal fees	323
Printing and shareholder reports fees	22,638
Variation margin payable on derivative financial instruments	83,475
Other	349

Total liabilities	302,253

Net assets	$18,500,868

Net assets consist of:
Capital stock ($0.01 par value)	$143,428
Additional paid-in capital	148,511,790
Undistributed (accumulated) net realized gain (loss)	(128,813,666)
Net unrealized appreciation (depreciation) on:
Futures contracts	(1,340,684)

Net assets	$18,500,868

Shares outstanding	14,342,752

Net asset value and offering price per share	$1.29

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Interest income	$8,523

Total investment income	8,523

Expenses:
Management and advisory	322,144
Distribution and service	94,748
Administration	9,475
Transfer agent	486
Trustees	1,244
Audit and tax	12,177
Custody	10,488
Legal	709
Printing and shareholder reports	25,402
Other	1,937

Total expenses	478,810

Portfolio expenses (waived/reimbursed) recaptured	(12,648)

Net expenses	466,162

Net investment income (loss)	(457,639)

Net realized gain (loss) on transactions from:
Futures contracts	(26,850,700)

Net realized gain (loss)	(26,850,700)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(1,207,390)

Net change in unrealized appreciation (depreciation)	(1,207,390)

Net realized and change in unrealized gain (loss)	(28,058,090)

Net increase (decrease) in net assets resulting from operations	$(28,515,729)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ProFund UltraBear VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$(457,639)	$(1,253,423)
Net realized gain (loss)	(26,850,700)	(46,599,977)
Net change in unrealized appreciation (depreciation)	(1,207,390)	(949,631)
Net increase (decrease) in net assets resulting from operations	(28,515,729)	(48,803,031)

Capital share transactions:
Proceeds from shares sold	48,789,398	122,229,756
Cost of shares redeemed	(96,691,618)	(122,478,436)
Net increase (decrease) in net assets resulting from capital share transactions	(47,902,220)	(248,680)
Net increase (decrease) in net assets	(76,417,949)	(49,051,711)

Net assets:
Beginning of year	94,918,817	143,970,528
End of year	$18,500,868	$94,918,817
Undistributed (accumulated) net investment income (loss)	$—	$—

Share activity:
Shares issued	27,696,373	43,695,586
Shares redeemed	(53,729,362)	(46,590,356)
Net increase (decrease) in shares outstanding	(26,032,989)	(2,894,770)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ProFund UltraBear VP

FINANCIAL HIGHLIGHTS

For the period or years ended:

For a share outstanding throughout each period/year	Service Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009(A)
Net asset value
Beginning of period/year	$2.35	$3.33	$4.16	$5.68	$10.00
Investment operations
Net investment income (loss)(B)(C)	(0.02)	(0.03)	(0.05)	(0.07)	(0.05)
Net realized and unrealized gain (loss)	(1.04)	(0.95)	(0.78)	(1.45)	(4.27)
Total investment operations	(1.06)	(0.98)	(0.83)	(1.52)	(4.32)
Net asset value
End of period/year	$1.29	$2.35	$3.33	$4.16	$5.68
Total return(D)	(45.11)%	(29.43)%	(19.95)%	(26.76)%	(43.20	)%(E)
Net assets end of period/year (000’s)	$18,501	$94,919	$143,971	$13,414	$995
Ratio and supplemental data
Expenses to average net assets(F)
After (waiver/reimbursement) recapture	1.23%	1.22%	1.23%	1.23%	1.23	%(G)
Before (waiver/reimbursement) recapture	1.26%	1.20%	1.19%	1.29%	12.53	%(G)
Net investment income (loss) to average net assets(C)	(1.21)%	(1.19)%	(1.21)%	(1.22)%	(1.21	)%(G)
Portfolio turnover rate	—%	—%	—%	—%	—%

(A)	Commenced operations on May 1, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(D)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies in which the portfolio invests.
(G)	Annualized.

Note:	Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica ProFund UltraBear VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers one class of shares: Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other in the Statement of Operations.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2013 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Transamerica Series Trust	Annual Report 2013

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2013

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $250 million	0.850%
Over $250 million up to $750 million	0.800%
Over $750 million	0.750%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.98%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, the amount waived/reimbursed by TAM was $12,648.

The following amounts are available for recapture by TAM as of December 31, 2013:

Amount Available	Year Reimbursed	Available Through
$12,648	2013	12/31/2015

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees up to a limit of 0.25% of Service Class.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transamerica Series Trust	Annual Report 2013

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

There were no proceeds from securities purchased or securities sold (excluding short-term securities) during the year ended December 31, 2013.

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2012	Ending number of positions at December 31, 2013	Average number of positions (A)
Futures contracts	1	1	1
(A)	Calculated based on positions held at each month end during the current year.

The tables below highlight the types of risk associated with the derivative instruments:

Fair Value of Derivative Instruments in the Statement of Assets and Liabilities as of December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Equity contracts
Liability Derivatives
Unrealized depreciation on futures contracts(B) (C)	$(1,340,684)
Total gross amount of liabilities(D)	$(1,340,684)
(B)	Includes cumulative appreciation (depreciation) on futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(D)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities.

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Equity contracts
Net Realized Gain (Loss) on derivatives recognized in income
Net realized gain (loss) on futures contracts	$(26,850,700)
Net change in Unrealized Appreciation (Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on futures contracts	(1,207,390)
Total	$(28,058,090)

The Portfolio’s derivatives are not subject to a master netting arrangement, or another similar arrangement.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be

Transamerica Series Trust	Annual Report 2013

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 6. (continued)

sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to futures contracts, and net operating losses.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(457,602)
Undistributed (accumulated) net investment income (loss)	457,639
Undistributed (accumulated) net realized gain (loss)	(37)

At December 31, 2013, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 237,035	December 31, 2017
9,504,291	December 31, 2018
48,164,977	Short-Term Indefinitely
72,248,047	Long-Term Indefinitely

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2013.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$—
Long-Term Capital Gain	—
2012 Distributions paid from:
Ordinary Income	—
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$—

Undistributed Long-term Capital Gain	—

Capital Loss Carryforwards	(130,154,350)

Post October Short-Term Capital Loss Deferral	—

Post October Long-Term Capital Loss Deferral	—

Late Year Ordinary Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	—

Other Temporary Differences	—

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica ProFund UltraBear VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica ProFund UltraBear VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica ProFund UltraBear VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica ProFund UltraBear VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica Systematic Small/Mid Cap Value VP

(unaudited)

MARKET ENVIRONMENT

The bulls ran rampant for much of the year on Wall Street, where most equity indices powered ahead by a low- to mid-30% clip, providing a banner year for the U.S. equity markets. These strong absolute gains were generated amid constructive equity market conditions. After years of facing macroeconomic and political headwinds, including widespread financial crises and domestic budget instability, investors bid stocks higher on their belief these constraints are unlikely to derail the U.S. economic expansion. Despite an early fourth quarter federal government shut down amid yet another stalemate in Washington over the budget deficit, an eventual compromise in October set the stage for a more material late-year agreement that provides some budget certainty going forward. Investors clearly applauded the turn of events in Washington, and this should remove a headwind to U.S. economic growth in the quarters ahead.

Amid the constructive market backdrop, the Portfolio experienced a strong year of stock selection, reflecting the improved traction of the quantitative factors Systematic Financial Management L.P. (“Systematic”) utilizes in its investment discipline. In general, many of the earnings-driven “catalyst” factors relied upon in Systematic’s process saw inconsistent efficacy in the small/mid (“SMID”) cap universe. Systematic attributes this largely to the continuation of the “risk-on, risk-off” trading behavior of the market, a dynamic that has seemed to moderate in the past few months. Systematic views this as encouraging for its strategy. On the other hand, a significant driver of favorable stock selection in 2013 was Systematic’s proprietary, multi-factor valuation approach. The valuation-driven portion of the investment discipline was extremely effective in both identifying winning stocks and enabling the portfolio to avoid losers last year.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Systematic Small/Mid Cap Value VP, Initial Class returned 36.32%. By comparison, its benchmark, the Russell 2500™ Value Index returned 33.32%.

STRATEGY REVIEW

Systematic’s bottom-up focus on company fundamentals resulted in a generally pro-cyclical portfolio over the period. The portfolio’s sector allocation kept mostly in-line with the constitution of the Russell 2500TM Value Index, with the exception of material underweights to financials and utilities and an overweight to information technology.

From an attribution standpoint, stock selection as well as sector allocation, albeit a bit more modestly, contributed to performance relative to the benchmark. Strong stock selections added 3.50% overall. For the year, in terms of stock selection relative to the index, nine out of the ten economic sectors added value, most significantly being industrials and the lone detractor being consumer discretionary. The gains seen in terms of sector allocation were most significant due to our underweighting of the financial sector, while no single sector over/under weighting detracted from relative performance.

One of the portfolio’s top-performing stocks for the period was Lincoln National Corp. (“Lincoln”), a leading life insurer in the U.S. Lincoln’s trend of positive sales and net flows of life insurance and variable annuity products continued throughout the past twelve months. The catalyst driving the stock higher in this period, however, was the jump in long- and intermediate-term interest rates. As a life insurance company, Lincoln has significant exposure to the bond markets, where it invests a substantial portion of policyholder premiums. As interest rates rise, Lincoln can reinvest proceeds from bond maturities and income at higher interest rates, boosting profits and decreasing the likelihood their claim reserves could become deficient. Despite the run-up, Systematic continues to like the stock, which they believe still trades at a compelling valuation just above book value.

One stock that detracted from relative results during the period was Peabody Energy Corp., a leading producer of thermal and metallurgical coal. Thermal coal, which is used for power in the United States, accounts for approximately seventy percent of Peabody’s earnings. Due to an elevated amount of switching from gas to coal power, thermal coal prices benefited nicely from higher natural gas prices early in 2013. Needless to say, Systematic is closely monitoring these pricing metrics and evaluating the impacts of such on the company’s earnings growth potential. At recent coal pricing levels, approximately one quarter of the global producers are not generating profits.

Ron Mushock, CFA

Kenneth Burgess, CFA

Co-Portfolio Managers

Systematic Financial Management L.P.

Transamerica Series Trust	Annual Report 2013

Transamerica Systematic Small/Mid Cap Value VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	36.32%	23.60%	12.74%	05/04/1993
Russell 2500™ Value Index(A)	33.32%	19.61%	9.29%
Service Class	36.04%	23.30%	12.82%	05/03/2004

NOTES

(A) The Russell 2500™ Value Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on 10 years. You cannot invest directly in an Index.

The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe, and is comprised of Russell 2500™ Index companies with lower price-to-book ratios and lower forecasted growth values.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2013

Transamerica Systematic Small/Mid Cap Value VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio
Transamerica Systematic Small/Mid Cap Value VP
Initial Class	$1,000.00	$1,192.50	$4.80	$1,021.10	$4.43	0.86%
Service Class	1,000.00	1,190.90	6.20	1,019.82	5.71	1.11

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	98.5%
Securities Lending Collateral	10.9
Repurchase Agreement	1.7
Other Assets and Liabilities - Net	(11.1)
Total	100.0%

Transamerica Series Trust	Annual Report 2013

Transamerica Systematic Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
COMMON STOCKS - 98.5%
Aerospace & Defense - 1.3%
Alliant Techsystems, Inc.	47,650	$ 5,798,052
Curtiss-Wright Corp.	29,500	1,835,785
Huntington Ingalls Industries, Inc.	19,770	1,779,498
Orbital Sciences Corp. (A)	102,100	2,378,930
Air Freight & Logistics - 0.2%
Atlas Air Worldwide Holdings, Inc. (A)	39,700	1,633,655
Airlines - 1.3%
American Airlines Group, Inc. (A) (B)	205,425	5,186,981
Delta Air Lines, Inc.	246,725	6,777,536
Auto Components - 1.2%
Lear Corp. (B)	40,800	3,303,576
Magna International, Inc. - Class A	76,560	6,282,514
Stoneridge, Inc. (A)	108,100	1,378,275
Biotechnology - 0.1%
Myriad Genetics, Inc. (A) (B)	39,075	819,794
Building Products - 1.2%
A.O. Smith Corp.	38,000	2,049,720
American Woodmark Corp. (A) (B)	24,500	968,485
Armstrong World Industries, Inc. (A)	24,200	1,394,162
Fortune Brands Home & Security, Inc.	22,500	1,028,250
Gibraltar Industries, Inc. (A)	167,000	3,104,530
Norcraft Cos., Inc. (A)	132,500	2,599,650
Capital Markets - 2.6%
Invesco, Ltd.	326,900	11,899,160
Janus Capital Group, Inc. (B)	143,000	1,768,910
LPL Financial Holdings, Inc.	29,000	1,363,870
Piper Jaffray Cos. (A)	29,500	1,166,725
Raymond James Financial, Inc.	40,100	2,092,819
Stifel Financial Corp. (A)	60,500	2,899,160
Waddell & Reed Financial, Inc. - Class A	42,000	2,735,040
Chemicals - 1.4%
Huntsman Corp.	218,500	5,375,100
Methanex Corp.	36,800	2,180,032
OM Group, Inc. (A)	61,000	2,221,010
Tronox, Ltd. - Class A	121,500	2,803,005
Commercial Banks - 8.6%
CIT Group, Inc.	47,150	2,457,930
Comerica, Inc. - Class A	135,000	6,417,900
Fifth Third Bancorp	130,200	2,738,106
First Citizens BancShares, Inc. - Class A	19,457	4,331,712
First Community Bancshares, Inc.	170,504	2,847,417
First Niagara Financial Group, Inc.	232,000	2,463,840
First Republic Bank - Class A	43,000	2,251,050
Huntington Bancshares, Inc. - Class A (B)	1,104,150	10,655,047
KeyCorp	420,000	5,636,400
Lakeland Bancorp, Inc. - Class A (B)	221,716	2,742,627
Regions Financial Corp.	1,125,325	11,129,464
Sandy Spring Bancorp, Inc.	111,500	3,143,185
Sterling Bancorp	242,500	3,242,225
Umpqua Holdings Corp. (B)	127,000	2,430,780
Union First Market Bankshares Corp. (B)	115,500	2,865,555
Washington Trust Bancorp, Inc. (B)	46,078	1,715,023
Webster Financial Corp.	280,525	8,746,770
Wilshire Bancorp, Inc.	243,000	2,655,990
Commercial Services & Supplies - 0.6%
HNI Corp.	61,000	2,368,630
R.R. Donnelley & Sons Co.	153,325	3,109,431

	Shares	Value
Communications Equipment - 1.3%
Finisar Corp. (A)	414,975	$ 9,926,202
KVH Industries, Inc. (A) (B)	151,432	1,973,159
Computers & Peripherals - 0.8%
Electronics for Imaging, Inc. - Class B (A)	114,921	4,450,890
SanDisk Corp.	36,200	2,553,548
Construction & Engineering - 0.9%
Argan, Inc.	52,900	1,457,924
Comfort Systems USA, Inc. - Class A	145,200	2,815,428
EMCOR Group, Inc.	57,800	2,453,032
Foster Wheeler AG (A)	47,900	1,581,658
Construction Materials - 0.6%
Caesarstone Sdot-Yam, Ltd.	117,300	5,826,291
Consumer Finance - 0.4%
Discover Financial Services	69,075	3,864,746
Containers & Packaging - 1.5%
Graphic Packaging Holding Co. (A)	542,825	5,211,120
Owens-Illinois, Inc. (A)	223,450	7,995,041
Diversified Financial Services - 1.2%
ING US, Inc.	307,525	10,809,504
Electric Utilities - 0.8%
Cleco Corp.	154,050	7,181,811
MGE Energy, Inc. (B)	2,400	138,960
Electrical Equipment - 1.3%
Generac Holdings, Inc. (B)	118,475	6,710,424
PowerSecure International, Inc. (A) (B)	207,000	3,554,190
Regal Beloit Corp.	18,200	1,341,704
Electronic Equipment & Instruments - 2.4%
Avnet, Inc.	46,500	2,051,115
AVX Corp.	364,152	5,072,637
Control4 Corp. (A) (B)	16,500	292,050
Daktronics, Inc.	196,000	3,073,280
Orbotech, Ltd. (A)	285,088	3,854,390
Rofin-Sinar Technologies, Inc. (A)	89,000	2,404,780
Universal Display Corp. - Class A (A) (B)	84,800	2,913,728
Vishay Intertechnology, Inc. (A) (B)	188,100	2,494,206
Energy Equipment & Services - 0.7%
Bristow Group, Inc.	41,676	3,128,201
Dresser-Rand Group, Inc. (A)	27,500	1,639,825
Helix Energy Solutions Group, Inc. - Class A (A)	61,500	1,425,570
Tidewater, Inc.	5,800	343,766
Food & Staples Retailing - 0.8%
Rite Aid Corp. (A)	628,575	3,180,589
SUPERVALU, Inc. (A) (B)	541,800	3,949,722
Food Products - 0.8%
J&J Snack Foods Corp.	28,400	2,515,956
Sanderson Farms, Inc. (B)	31,000	2,242,230
Tyson Foods, Inc. - Class A	71,750	2,400,755
Gas Utilities - 0.9%
Atmos Energy Corp.	188,000	8,538,960
Health Care Equipment & Supplies - 1.6%
AngioDynamics, Inc. (A)	218,000	3,747,420
Boston Scientific Corp. (A)	346,575	4,165,831
Greatbatch, Inc. (A)	66,000	2,919,840
St. Jude Medical, Inc.	53,750	3,329,813
Health Care Providers & Services - 4.2%
Aetna, Inc.	116,525	7,992,450
AMN Healthcare Services, Inc. (A)	110,000	1,617,000
Cardinal Health, Inc.	140,700	9,400,167
Health Net, Inc. (A)	78,800	2,337,996

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Systematic Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
Health Care Providers & Services (continued)
HealthSouth Corp. (B)	76,500	$ 2,548,980
Omnicare, Inc. (B)	73,875	4,459,095
PharMerica Corp. (A)	87,500	1,881,250
Universal Health Services, Inc. - Class B	65,825	5,348,939
WellCare Health Plans, Inc. (A)	35,000	2,464,700
Health Care Technology - 0.4%
Allscripts Healthcare Solutions, Inc. (A)	40,000	618,400
Omnicell, Inc. (A)	104,000	2,655,120
Hotels, Restaurants & Leisure - 1.5%
Churchill Downs, Inc.	40,000	3,586,000
MGM Resorts International (A) (B)	202,900	4,772,208
Starwood Hotels & Resorts Worldwide, Inc.	31,990	2,541,605
Wendy’s Co.	285,300	2,487,816
Household Durables - 1.9%
Harman International Industries, Inc.	30,300	2,480,055
Helen of Troy, Ltd. (A)	37,000	1,831,870
La-Z-Boy, Inc.	102,000	3,162,000
Mohawk Industries, Inc. (A)	26,485	3,943,617
Ryland Group, Inc. (B)	36,140	1,568,837
Whirlpool Corp.	28,400	4,454,824
Household Products - 1.1%
Energizer Holdings, Inc.	59,910	6,484,658
Spectrum Brands Holdings, Inc. - Class A	54,000	3,809,700
Independent Power Producers & Energy Traders - 0.9%
AES Corp.	581,725	8,440,830
Industrial Conglomerates - 1.0%
Hutchison Whampoa, Ltd.	648,912	8,828,678
Insurance - 5.2%
Alleghany Corp. (A)	8,200	3,279,672
Allstate Corp.	49,400	2,694,276
Aspen Insurance Holdings, Ltd.	55,000	2,272,050
eHealth, Inc. (A)	36,400	1,692,236
Everest RE Group, Ltd.	15,550	2,423,779
HCC Insurance Holdings, Inc.	116,325	5,367,236
Lincoln National Corp.	136,500	7,046,130
Selective Insurance Group, Inc.	199,558	5,400,039
United Fire Group, Inc.	203,164	5,822,680
Unum Group	72,075	2,528,391
Validus Holdings, Ltd.	206,335	8,313,237
Internet & Catalog Retail - 0.2%
NutriSystem, Inc.	103,500	1,701,540
Internet Software & Services - 2.0%
AOL, Inc. (A)	77,000	3,589,740
Blucora, Inc. (A) (B)	44,000	1,283,040
IAC/InterActiveCorp	53,500	3,674,915
Web.com Group, Inc. (A) (B)	233,725	7,430,118
XO Group, Inc. (A)	123,000	1,827,780
IT Services - 0.7%
Global Cash Access Holdings, Inc. (A)	176,500	1,763,235
Global Payments, Inc.	39,000	2,534,610
Sykes Enterprises, Inc. (A) (B)	102,500	2,235,525
Life Sciences Tools & Services - 0.8%
Agilent Technologies, Inc.	120,275	6,878,527
Machinery - 4.4%
Alamo Group, Inc.	11,293	685,372
Altra Industrial Motion Corp.	98,000	3,353,560
CIRCOR International, Inc.	45,500	3,675,490
Columbus McKinnon Corp. (A)	60,800	1,650,112
Crane Co.	27,000	1,815,750

	Shares	Value
Machinery (continued)
Dover Corp.	21,145	$ 2,041,339
ITT Corp.	100,600	4,368,052
Mueller Industries, Inc.	64,000	4,032,640
NN, Inc.	182,000	3,674,580
Parker Hannifin Corp.	50,155	6,451,939
Terex Corp.	101,400	4,257,786
Wabash National Corp. (A) (B)	134,500	1,661,075
Watts Water Technologies, Inc. - Class A (B)	40,300	2,493,361
Media - 0.8%
Gannett Co., Inc.	176,185	5,211,552
Vivendi SA	77,000	2,029,067
Metals & Mining - 1.7%
Barrick Gold Corp.	242,225	4,270,427
Gerdau SA - ADR	1,154,900	9,054,416
Kaiser Aluminum Corp. (B)	33,000	2,317,920
Multi-Utilities - 2.4%
Ameren Corp.	217,725	7,872,936
CMS Energy Corp.	350,175	9,374,185
NorthWestern Corp. (B)	111,500	4,830,180
Multiline Retail - 0.4%
Dillard’s, Inc. - Class A	36,025	3,501,990
Office Electronics - 0.4%
Xerox Corp.	280,650	3,415,510
Oil, Gas & Consumable Fuels - 5.9%
Chesapeake Energy Corp. (B)	352,425	9,564,814
Cimarex Energy Co.	91,220	9,569,890
EnCana Corp. (B)	159,000	2,869,950
EPL Oil & Gas, Inc. (A) (B)	74,700	2,128,950
Gulfport Energy Corp. (A) (B)	25,600	1,616,640
Peabody Energy Corp.	339,375	6,627,994
SM Energy Co.	45,000	3,739,950
W&T Offshore, Inc. (B)	133,500	2,136,000
Western Refining, Inc. (B)	194,000	8,227,540
Whiting Petroleum Corp. (A)	108,750	6,728,363
Paper & Forest Products - 0.7%
Domtar Corp.	44,500	4,198,130
P.H. Glatfelter Co.	93,700	2,589,868
Pharmaceuticals - 0.8%
Nektar Therapeutics (A) (B)	285,845	3,244,341
Sanofi	34,550	3,665,545
Professional Services - 2.0%
FTI Consulting, Inc. (A)	42,000	1,727,880
Heidrick & Struggles International, Inc.	47,600	958,664
Manpowergroup, Inc.	135,600	11,642,616
On Assignment, Inc. (A)	109,000	3,806,280
Real Estate Investment Trusts - 6.6%
BioMed Realty Trust, Inc. - Basis B	398,075	7,213,119
Brandywine Realty Trust	675,900	9,523,431
CBL & Associates Properties, Inc.	449,750	8,077,510
DiamondRock Hospitality Co.	253,000	2,922,150
DuPont Fabros Technology, Inc. (B)	176,300	4,356,373
Excel Trust, Inc. (B)	303,893	3,461,341
Liberty Property Trust - Series C	266,250	9,017,888
National Retail Properties, Inc. (B)	91,000	2,760,030
Summit Hotel Properties, Inc.	177,000	1,593,000
Weingarten Realty Investors (B)	21,000	575,820
Weyerhaeuser Co.	341,400	10,777,998
Real Estate Management & Development - 1.7%
CBRE Group, Inc. - Class A (A)	110,225	2,898,918

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Systematic Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
Real Estate Management & Development (continued)
Cheung Kong Holdings, Ltd.	409,847	$ 6,474,634
Henderson Land Development Co., Ltd.	1,020,527	5,823,649
Road & Rail - 1.0%
AMERCO	17,500	4,162,200
Swift Transportation Co. - Class A (A) (B)	221,650	4,922,846
Semiconductors & Semiconductor Equipment - 5.9%
Applied Materials, Inc. - Class A	343,039	6,068,360
Brooks Automation, Inc. - Class A	217,500	2,281,575
Entegris, Inc. (A)	274,500	3,184,200
First Solar, Inc. (A) (B)	74,200	4,054,288
GT Advanced Technologies, Inc. (A) (B)	194,500	1,696,040
Intel Corp.	150,039	3,895,012
LAM Research Corp. (A)	127,650	6,950,542
LTX-Credence Corp. (A) (B)	338,500	2,704,615
Marvell Technology Group, Ltd.	175,100	2,517,938
Micron Technology, Inc. (A)	232,900	5,067,904
MKS Instruments, Inc.	69,400	2,077,836
NXP Semiconductor NV (A)	111,850	5,137,271
RF Micro Devices, Inc. (A)	245,000	1,264,200
Silicon Motion Technology Corp. - ADR	268,500	3,799,275
Skyworks Solutions, Inc. (A)	88,750	2,534,700
Software - 1.5%
AVG Technologies NV (A) (B)	95,000	1,634,950
Electronic Arts, Inc. (A)	135,925	3,118,119
Seachange International, Inc. (A)	77,500	942,400
Symantec Corp.	80,000	1,886,400
TiVo, Inc. (A)	480,150	6,299,568
Specialty Retail - 3.4%
Abercrombie & Fitch Co. - Class A (B)	64,500	2,122,695
ANN, Inc. (A)	62,305	2,277,871
Best Buy Co., Inc.	211,875	8,449,575
Express, Inc. (A)	115,300	2,152,651
Finish Line, Inc. - Class A	109,000	3,070,530
Foot Locker, Inc.	57,000	2,362,080
GameStop Corp. - Class A (B)	64,000	3,152,640
Guess?, Inc. (B)	115,925	3,601,790
hhgregg, Inc. (A) (B)	125,000	1,746,250
Lowe’s Cos., Inc.	42,000	2,081,100
Textiles, Apparel & Luxury Goods - 0.7%
Hanesbrands, Inc.	73,125	5,138,494
Steven Madden, Ltd. - Class B (A)	31,700	1,159,903

	Shares	Value
Thrifts & Mortgage Finance - 2.2%
Berkshire Hills Bancorp, Inc.	103,987	$ 2,835,725
Dime Community Bancshares, Inc.	122,500	2,072,700
Nationstar Mortgage Holdings, Inc. (A)	98,000	3,622,080
Oritani Financial Corp. (B)	53,000	850,650
Provident Financial Services, Inc.	114,800	2,217,936
TrustCo Bank Corp. (B)	189,000	1,357,020
United Financial Bancorp, Inc. (B)	137,721	2,601,550
Washington Federal, Inc.	170,000	3,959,300
Tobacco - 0.8%
Lorillard, Inc.	140,100	7,100,268
Trading Companies & Distributors - 0.8%
MRC Global, Inc. (A)	227,050	7,324,633

Total Common Stocks (cost $745,556,376)		893,795,348

SECURITIES LENDING COLLATERAL - 10.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (C)	99,161,145	99,161,145

Total Securities Lending Collateral (cost $99,161,145)		99,161,145

	Principal	Value
REPURCHASE AGREEMENT - 1.7%
State Street Bank & Trust Co. 0.01% (C), dated 12/31/2013, to be repurchased at $15,031,091 on 01/02/2014. Collateralized by U.S. Government Agency Obligations, 2.50% - 3.50%, due 01/01/2033 - 01/25/2039, and with a total value of $15,335,791.	$ 15,031,083	15,031,083

Total Repurchase Agreement (cost $15,031,083)		15,031,083

Total Investment Securities (cost $859,748,604) (D)		1,007,987,576
Other Assets and Liabilities - Net - (11.1)%		(100,986,776)

Net Assets - 100.0%		$ 907,000,800

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Common Stocks	$866,973,775	$26,821,573	$—	$893,795,348
Securities Lending Collateral	99,161,145	—	—	99,161,145
Repurchase Agreement	—	15,031,083	—	15,031,083
Total Investment Securities	$966,134,920	$41,852,656	$—	$1,007,987,576

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Systematic Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of this security is on loan. The value of all securities on loan is $96,609,154. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate shown reflects the yield at December 31, 2013.
(D)	Aggregate cost for federal income tax purposes is $861,465,754. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $157,102,650 and $10,580,828, respectively. Net unrealized appreciation for tax purposes is $146,521,822.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITION:

ADR	American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Systematic Small/Mid Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment securities, at value (cost: $844,717,521)
(including securities loaned of $96,609,154)	$992,956,493
Repurchase agreement, at value (cost: $15,031,083)	15,031,083
Cash	9,366
Receivables:
Shares sold	265,164
Investment securities sold	5,526,434
Interest	4
Dividends	939,522
Dividend reclaims	42,320
Securities lending income (net)	146,607
Prepaid expenses	13,448

Total assets	1,014,930,441

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	1,520,237
Investment securities purchased	6,418,431
Management and advisory fees	625,635
Distribution and service fees	36,195
Administration fees	19,515
Transfer agent fees	2,313
Trustees fees	577
Audit and tax fees	27,102
Custody fees	12,987
Legal fees	4,037
Printing and shareholder reports fees	73,076
Other	28,391
Collateral for securities on loan	99,161,145

Total liabilities	107,929,641

Net assets	$907,000,800

Net assets consist of:
Capital stock ($0.01 par value)	$384,216
Additional paid-in capital	677,762,504
Undistributed (accumulated) net investment income (loss)	6,201,727
Undistributed (accumulated) net realized gain (loss)	74,411,043
Net unrealized appreciation (depreciation) on:
Investment securities	148,238,972
Translation of assets and liabilities denominated in foreign currencies	2,338

Net assets	$907,000,800

Net assets by class:
Initial Class	$739,393,826
Service Class	167,606,974
Shares outstanding:
Initial Class	31,231,945
Service Class	7,189,670
Net asset value and offering price per share:
Initial Class	$23.67
Service Class	23.31

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $118,234)	$12,184,722
Interest income	3,363
Securities lending income (net)	303,617

Total investment income	12,491,702

Expenses:
Management and advisory	5,382,086
Distribution and service:
Service Class	325,741
Administration	171,673
Transfer agent	10,895
Trustees	19,294
Audit and tax	31,458
Custody	125,808
Legal	29,916
Printing and shareholder reports	94,270
Other	29,825

Total expenses	6,220,966

Portfolio expenses (waived/reimbursed) recaptured	18,261

Net expenses	6,239,227

Net investment income (loss)	6,252,475

Net realized gain (loss) on transactions from:
Investment securities	96,496,404
Foreign currency transactions	(5,747)

Net realized gain (loss)	96,490,657

Net change in unrealized appreciation (depreciation) on:
Investment securities	97,562,384
Translation of assets and liabilities denominated in foreign currencies	4,878

Net change in unrealized appreciation (depreciation)	97,567,262

Net realized and change in unrealized gain (loss)	194,057,919

Net increase (decrease) in net assets resulting from operations	$200,310,394

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Systematic Small/Mid Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$6,252,475	$3,107,573
Net realized gain (loss)	96,490,657	1,255,660
Net change in unrealized appreciation (depreciation)	97,567,262	41,211,780
Net increase (decrease) in net assets resulting from operations	200,310,394	45,575,013

Distributions to shareholders:
Net investment income:
Initial Class	(2,748,071)	(1,181,622)
Service Class	(445,757)	(214,975)
Total distributions from net investment income	(3,193,828)	(1,396,597)
Net realized gains:
Initial Class	(1,321,633)	(57,195,843)
Service Class	(305,065)	(19,192,094)
Total distributions from net realized gains	(1,626,698)	(76,387,937)
Total distributions to shareholders	(4,820,526)	(77,784,534)

Capital share transactions:
Proceeds from shares sold:
Initial Class	264,024,048	24,809,836
Service Class	63,014,603	22,546,800
	327,038,651	47,356,636
Issued from fund acquisition:
Initial Class	146,844,487	—
Service Class	14,870,308	—
	161,714,795	—
Dividends and distributions reinvested:
Initial Class	4,069,704	58,377,465
Service Class	750,822	19,407,069
	4,820,526	77,784,534
Cost of shares redeemed:
Initial Class	(67,256,768)	(49,704,857)
Service Class	(26,621,952)	(25,685,708)
	(93,878,720)	(75,390,565)
Net increase (decrease) in net assets resulting from capital share transactions	399,695,252	49,750,605
Net increase (decrease) in net assets	595,185,120	17,541,084

Net assets:
Beginning of year	311,815,680	294,274,596
End of year	$907,000,800	$311,815,680
Undistributed (accumulated) net investment income (loss)	$6,201,727	$3,151,423

Share activity:
Shares issued:
Initial Class	13,432,453	1,316,556
Service Class	3,152,304	1,136,390
	16,584,757	2,452,946
Shares issued on fund acquisition:
Initial Class	7,437,084	—
Service Class	764,430	—
	8,201,514	—
Shares issued-reinvested from dividends and distributions:
Initial Class	193,427	3,506,154
Service Class	36,201	1,181,197
	229,628	4,687,351
Shares redeemed:
Initial Class	(3,217,571)	(2,477,976)
Service Class	(1,293,124)	(1,291,534)
	(4,510,695)	(3,769,510)
Net increase (decrease) in shares outstanding:
Initial Class	17,845,393	2,344,734
Service Class	2,659,811	1,026,053
	20,505,204	3,370,787

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Systematic Small/Mid Cap Value VP

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each year	Initial Class
	December 31, 2013	December 31, 2012	December 31, 2011		December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$17.47	$20.28	$20.87		$16.14	$11.60
Investment operations
Net investment income (loss)(A)	0.20	0.22	0.10		0.02	0.14
Net realized and unrealized gain (loss)	6.13	2.82	(0.66)		4.84	4.84
Total investment operations	6.33	3.04	(0.56)		4.86	4.98
Distributions
Net investment income	(0.09)	(0.12)	(0.03)		(0.13)	(0.44)
Net realized gains	(0.04)	(5.73)	—		—	—
Total distributions	(0.13)	(5.85)	(0.03)		(0.13)	(0.44)
Net asset value
End of year	$23.67	$17.47	$20.28		$20.87	$16.14
Total return(B)	36.32%	16.39%	(2.66)%		30.41%	43.21%
Net assets end of year (000’s)	$739,394	$233,808	$223,957		$261,291	$222,235
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.86%	0.89%	0.89%		0.86%	0.88%
Before (waiver/reimbursement) recapture	0.86%	0.89%	0.90%		0.86%	0.88%
Net investment income (loss) to average net assets	0.96%	1.08%	0.50%		0.10%	1.03%
Portfolio turnover rate	106%	76%	174	%(C)	62%	89%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the portfolio’s sub-adviser.

Note:	Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Systematic Small/Mid Cap Value VP

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each year	Service Class
	December 31, 2013	December 31, 2012	December 31, 2011		December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$17.22	$20.07	$20.67		$16.01	$11.49
Investment operations
Net investment income (loss)(A)	0.15	0.16	0.06		(0.03)	0.12
Net realized and unrealized gain (loss)	6.04	2.78	(0.65)		4.80	4.78
Total investment operations	6.19	2.94	(0.59)		4.77	4.90
Distributions
Net investment income	(0.06)	(0.06)	(0.01)		(0.11)	(0.38)
Net realized gains	(0.04)	(5.73)	—		—	—
Total distributions	(0.10)	(5.79)	(0.01)		(0.11)	(0.38)
Net asset value
End of year	$23.31	$17.22	$20.07		$20.67	$16.01
Total return(B)	36.04%	16.04%	(2.86)%		30.05%	42.90%
Net assets end of year (000’s)	$167,607	$78,008	$70,318		$61,569	$24,407
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.11%	1.14%	1.14%		1.11%	1.13%
Before (waiver/reimbursement) recapture	1.11%	1.14%	1.15%		1.11%	1.13%
Net investment income (loss) to average net assets	0.71%	0.83%	0.29%		(0.15)%	0.91%
Portfolio turnover rate	106%	76%	174	%(C)	62%	89%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the portfolio’s sub-adviser.

Note:	Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Systematic Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Systematic Small/Mid Cap Value VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Systematic Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other in the Statement of Operations.

Transamerica Series Trust	Annual Report 2013

Transamerica Systematic Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured during the year ended December 31, 2013 of $166,565 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REITs”): Dividend income related to a REIT is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2013

Transamerica Systematic Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

Transamerica Series Trust	Annual Report 2013

Transamerica Systematic Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2013:

	Market Value	% of Net Assets
Transamerica Asset Allocation - Growth VP	$40,240,159	4.44%
Transamerica Asset Allocation - Moderate Growth VP	153,170,919	16.88
Transamerica Asset Allocation - Moderate VP	94,701,664	10.43
Transamerica ING Balanced Allocation VP	163,011	0.02
Transamerica ING Moderate Growth Allocation VP	139,200	0.02
Transamerica Madison Balanced Allocation VP	3,856,152	0.43
Transamerica Madison Conservative Allocation VP	1,914,530	0.21
Total	$294,185,635	32.43%

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $500 million	0.800%
Over $500 million	0.750%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.89%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, the amount recaptured by TAM was $18,261. There were no additional amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

Transamerica Series Trust	Annual Report 2013

Transamerica Systematic Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$959,835,013
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	709,835,412
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to wash sales, passive foreign investment companies, foreign currency transactions, merger tax adjustments, and return of capital distributions from underlying investments.

Transamerica Series Trust	Annual Report 2013

Transamerica Systematic Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$21,086,007
Undistributed (accumulated) net investment income (loss)	(8,343)
Undistributed (accumulated) net realized gain (loss)	(21,077,664)

At December 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The capital loss carryforwards utilized or expired during the year ended December 31, 2013 were $17,146,743.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$3,573,417
Long-Term Capital Gain	1,247,109

2012 Distributions paid from:
Ordinary Income	15,916,860
Long-Term Capital Gain	61,867,674

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$35,169,545

Undistributed Long-term Capital Gain	47,160,375

Capital Loss Carryforwards	—

Post October Short-Term Capital Loss Deferral	—

Post October Long-Term Capital Loss Deferral	—

Late Year Ordinary Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	146,524,160

Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Transamerica Systematic Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 7. REORGANIZATION

On May 1, 2013, Transamerica Systematic Small/Mid Cap Value VP acquired all of the net assets of Transamerica Third Avenue Value VP pursuant to a Plan of Reorganization. Transamerica Systematic Small/Mid Cap Value VP is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 8,201,514 shares of Transamerica Systematic Small/Mid Cap Value VP for 13,109,458 shares of Transamerica Third Avenue Value VP outstanding on May 1, 2013. Transamerica Third Avenue Value VP’s net assets at that date, $161,714,795, including $26,972,616 unrealized appreciation, were combined with those of Transamerica Systematic Small/Mid Cap Value VP. The aggregate net assets of Transamerica Systematic Small/Mid Cap Value VP immediately before the acquisition were $557,990,835; the combined net assets of Transamerica Systematic Small/Mid Cap Value VP immediately after the acquisition were $719,705,630. In the acquisition, Transamerica Systematic Small/Mid Cap Value VP retained certain capital loss carryforwards from Transamerica Third Avenue Value VP in the amount of $17,146,743. The Portfolio could be subject to loss limitation rules. Shares issued with the acquisition were as follows:

Transamerica Third Avenue Value VP

Class	Shares	Amount
Initial	7,437,084	$146,844,487
Service	764,430	14,870,308

The exchange ratio of the reorganization for the Portfolio is as follows (Transamerica Systematic Small/Mid Cap Value VP shares issuable/ Transamerica Third Avenue Value VP shares outstanding on May 1,2013):

Transamerica Third Avenue Value VP

Class	Exchange Ratio
Initial	0.62
Service	0.63

Assuming the reorganization had been completed on January 1, 2013, the beginning of the annual reporting period of the Portfolio, the Portfolio’s pro forma results of operations for the year ended December 31, 2013, are as follows:

Net Investment Income (Loss)	$6,842,487
Net Realized and Change in Unrealized Gain (Loss)	208,736,720
Net Increase (Decrease) in Net Assets Resulting from Operations	215,579,207

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of Transamerica Third Avenue Value VP that have been included in Transamerica Systematic Small/Mid Cap Value VP’s Statement of Operations since May 1, 2013.

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Systematic Small/Mid Cap Value VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Systematic Small/Mid Cap Value VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Systematic Small/Mid Cap Value VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica Systematic Small/Mid Cap Value VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $1,247,109 for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica T. Rowe Price Small Cap VP

(unaudited)

MARKET ENVIRONMENT

Major U.S. stock markets generated excellent returns in 2013. Investors remained optimistic despite moderating corporate portfolioamentals and uncertainty about fiscal and monetary policies. As the year began, decent employment gains and the U.S. Federal Reserve’s (“Fed”) quantitative easing program helped offset concerns that federal tax increases and automatic spending cuts might derail the U.S. economic recovery. Equities fell in May after the Fed indicated that it could begin slowing its monthly asset purchases, but rallied in September when the central bank unexpectedly delayed the slowdown. The U.S. government shutdown and debt-ceiling showdown weighed on stocks in October, but stocks climbed after Congress agreed on a temporary solution. Investors welcomed the Fed’s mid-December announcement that it would reduce asset purchases by $10 billion in January. The central bank also pledged to keep short-term interest rates low provided inflation remains contained. Small-cap stocks posted the biggest annual gains, followed by mid- and large-caps. As measured by various Russell indexes, growth stocks outperformed value stocks across all market capitalizations, particularly among small-caps. The portfolio performed in line with its benchmark, the MSCI U.S. Small Cap Growth Index.

PERFORMANCE

For the year ended December 31, 2013, Transamerica T. Rowe Price Small Cap VP, Initial Class returned 44.07%. By comparison, its benchmark, the MSCI U.S. Small Cap Growth Index, returned 44.50%.

STRATEGY REVIEW

The strategy seeks to outperform the benchmark by owning a large number of good stocks instead of making large investments in a small number of stocks. The portfolio usually holds approximately 300 to 320 names. Currently, the portfolio has approximately 300 holdings, reflecting T. Rowe’s commitment to broad diversification and risk management in an uncertain environment, as well as the fact that a greater number of companies seem to have favorable prospects at the onset of an economic recovery. Very few of the positions represent 1% or more of the portfolio’s net assets at any given time.

Over the past 12 months, stock selection aided performance versus the index, especially in the financials, consumer staples, and materials sectors. Altisource Portfolio Solutions SA and Altisource Asset Management Corp. reported solid earnings and were top contributing holdings within financials. At the end of 2012, Altisource Portfolio Solutions spun off Altisource Asset Management, a portfolio management company focused on single family rental properties. Following the spin-off, the portfolio held both entities. Altisource Portfolio Solutions provides services including real estate and mortgage portfolio management, asset recovery, and customer relationship management. The company saw increased loan servicing revenue as a key strategic partner continued to leverage its loan servicing platform. Altisource Asset Management facilitated two master repurchase agreements for Altisource Residential Corp., another spin-off from Altisource Portfolio Solutions.

Nu Skin Enterprises, Inc. drove our portfolio results in consumer staples. Nu Skin Enterprises develops and distributes anti-aging personal care products and nutritional supplements through a direct to consumer channel. Over the year, increased demand for beauty products from China plus the successful launch of a new weight loss product drove revenue and earnings higher.

The materials sector of the portfolio outperformed its benchmark counterpart helped by Kapstone Paper & Packaging Corp. The manufacturer of paper containers and packaging products announced a strategic acquisition that was viewed favorably by investors, and reported solid earnings as integration of the acquired company continued to go well.

The consumer discretionary and information technology sectors weighed on results versus the index. Although our consumer discretionary stocks had strong absolute performance, they lagged those in the index. HSN, Inc. (“HSN”), a multi-channel retailer, was a notable detractor. Early in the year, HSN reported higher shipping and handling costs and lower-than-expected revenue as its redeveloped website slowed sales. A weak macroeconomic environment pressured HSN’s stock during the third quarter. Infrastructure software company TIBCO Software, Inc. constrained performance in the information technology sector. Price sensitive consumers and management’s lowering of quarterly guidance late in the year hindered the stock.

Sudhir Nanda, CFA

Portfolio Manager

T. Rowe Price Associates, Inc.

Transamerica Series Trust	Annual Report 2013

Transamerica T. Rowe Price Small Cap VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	44.07%	25.88%	10.81%	05/03/1999
MSCI U.S. Small Cap Growth Index(A)	44.50%	25.43%	11.18%
Service Class	43.70%	25.57%	10.55%	05/01/2003

NOTES

(A) The MSCI U.S. Small Cap Growth Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on 10 years. You cannot invest directly in an index.

The MSCI U.S. Small Cap Growth Index is comprised of the growth companies of the MSCI U.S. Small Cap 1750 Index, which represents around 1,750 small capitalization companies in the U.S. equity market.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor’s units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica T. Rowe Price Small Cap VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio
Transamerica T. Rowe Price Small Cap VP
Initial Class	$1,000.00	$1,238.80	$4.68	$1,021.30	$4.22	0.82%
Service Class	1,000.00	1,238.20	6.10	1,020.03	5.51	1.07

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	99.5%
Securities Lending Collateral	17.0
Repurchase Agreement	0.8
Other Assets and Liabilities - Net	(17.3)
Total	100.0%

Transamerica Series Trust	Annual Report 2013

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
COMMON STOCKS - 99.5%
Aerospace & Defense - 2.6%
Esterline Technologies Corp. (A)	20,200	$ 2,059,592
GenCorp, Inc. (A) (B)	64,400	1,160,488
HEICO Corp. - Class A	58,181	2,450,584
Hexcel Corp. (A)	54,100	2,417,729
Teledyne Technologies, Inc. (A)	31,400	2,884,404
TransDigm Group, Inc.	15,500	2,495,810
Triumph Group, Inc.	27,800	2,114,746
Air Freight & Logistics - 0.1%
Hub Group, Inc. - Class A (A)	20,100	801,588
Airlines - 0.5%
Allegiant Travel Co. - Class A	10,000	1,054,400
Spirit Airlines, Inc. (A)	37,300	1,693,793
Auto Components - 0.5%
Dana Holding Corp.	51,200	1,004,544
Tenneco, Inc. (A)	38,900	2,200,573
Beverages - 0.8%
Boston Beer Co., Inc. - Class A (A) (B)	19,800	4,787,442
Biotechnology - 6.9%
ACADIA Pharmaceuticals, Inc. (A) (B)	39,200	979,608
Acorda Therapeutics, Inc. (A)	22,100	645,320
Aegerion Pharmaceuticals, Inc. (A) (B)	19,300	1,369,528
Alkermes PLC (A)	75,400	3,065,764
Alnylam Pharmaceuticals, Inc. (A) (B)	30,500	1,962,065
BioMarin Pharmaceutical, Inc. (A)	43,000	3,021,610
Cepheid, Inc. (A) (B)	42,600	1,990,272
Cubist Pharmaceuticals, Inc. (A)	51,300	3,533,031
Idenix Pharmaceuticals, Inc. (A) (B)	66,800	399,464
Incyte Corp., Ltd. (A) (B)	104,800	5,306,024
InterMune, Inc. (A) (B)	38,500	567,105
Isis Pharmaceuticals, Inc. (A) (B)	23,700	944,208
Lexicon Pharmaceuticals, Inc. (A) (B)	50,700	91,260
Ligand Pharmaceuticals, Inc. - Class B (A) (B)	12,700	668,020
Medivation, Inc. (A) (B)	16,400	1,046,648
Neurocrine Biosciences, Inc. (A) (B)	59,800	558,532
NPS Pharmaceuticals, Inc. (A)	61,900	1,879,284
Opko Health, Inc. (A) (B)	58,300	492,052
Pharmacyclics, Inc. (A)	31,400	3,321,492
Prothena Corp. PLC (A) (B)	12,400	328,848
Puma Biotechnology, Inc. (A) (B)	20,600	2,132,718
Seattle Genetics, Inc. (A) (B)	49,900	1,990,511
Sunesis Pharmaceuticals, Inc. (A)	36,600	173,484
Theravance, Inc. - Class A (A) (B)	39,300	1,401,045
United Therapeutics Corp. (A) (B)	30,600	3,460,248
Capital Markets - 1.8%
Affiliated Managers Group, Inc. (A)	13,900	3,014,632
E*TRADE Financial Corp. (A)	105,260	2,067,306
Virtus Investment Partners, Inc. (A)	10,500	2,100,525
Waddell & Reed Financial, Inc. - Class A	57,000	3,711,840
Chemicals - 2.3%
Koppers Holdings, Inc.	12,500	571,875
NewMarket Corp. (B)	11,000	3,675,650
Rockwood Holdings, Inc.	43,000	3,092,560
Stepan Co.	34,100	2,237,983
WR Grace & Co. (A)	40,100	3,964,687
Commercial Banks - 1.3%
Signature Bank (A)	28,700	3,082,954
SVB Financial Group (A)	21,600	2,264,976
Texas Capital Bancshares, Inc. (A)	38,600	2,400,920

	Shares	Value
Commercial Services & Supplies - 1.7%
Clean Harbors, Inc. (A) (B)	30,800	$ 1,846,768
Healthcare Services Group Inc. (B)	58,100	1,648,297
Rollins, Inc.	59,250	1,794,682
Team, Inc. (A)	29,200	1,236,328
US Ecology, Inc.	32,200	1,197,518
Waste Connections, Inc.	62,887	2,743,760
Communications Equipment - 1.5%
ADTRAN, Inc.	57,600	1,555,776
Aruba Networks, Inc. (A) (B)	87,100	1,559,090
JDS Uniphase Corp. (A)	111,100	1,442,078
Plantronics, Inc.	44,300	2,057,735
Polycom, Inc. (A)	57,824	649,363
Riverbed Technology, Inc. (A) (B)	79,962	1,445,713
Computers & Peripherals - 0.2%
Stratasys, Ltd. (A)	10,800	1,454,760
Consumer Finance - 0.8%
Portfolio Recovery Associates, Inc. (A)	61,500	3,249,660
World Acceptance Corp. (A) (B)	20,400	1,785,612
Containers & Packaging - 0.4%
Graphic Packaging Holding Co. (A)	146,300	1,404,480
Rock Tenn Co. - Class A	12,000	1,260,120
Distributors - 0.3%
LKQ Corp. (A)	56,700	1,865,430
Diversified Consumer Services - 1.0%
American Public Education, Inc. (A) (B)	27,100	1,178,037
Ascent Capital Group, Inc. - Class A (A)	23,200	1,984,992
Sotheby’s - Class A	44,900	2,388,680
Steiner Leisure, Ltd. - Class A (A)	10,000	491,900
Diversified Financial Services - 0.9%
CBOE Holdings, Inc.	47,500	2,468,100
MarketAxess Holdings, Inc.	26,600	1,778,742
MSCI, Inc. - Class A (A)	9,788	427,931
NewStar Financial, Inc. (A)	47,100	836,967
Diversified Telecommunication Services - 0.5%
Premiere Global Services, Inc. (A)	4,300	49,837
tw telecom, Inc. - Class A (A)	100,400	3,059,188
Electrical Equipment - 1.3%
Acuity Brands, Inc. (B)	34,200	3,738,744
Generac Holdings, Inc.	54,600	3,092,544
II-VI, Inc. (A)	43,200	760,320
Electronic Equipment & Instruments - 1.7%
Anixter International, Inc.	36,900	3,315,096
Coherent, Inc. (A)	34,500	2,566,455
FARO Technologies, Inc. (A)	9,200	536,360
FEI Co.	39,800	3,556,528
Itron, Inc. (A) (B)	6,900	285,867
Energy Equipment & Services - 2.2%
Atwood Oceanics, Inc. (A)	33,200	1,772,548
Core Laboratories NV	13,400	2,558,730
Dawson Geophysical Co. (A)	3,900	131,898
Dril-Quip, Inc. - Class A (A)	24,600	2,704,278
Oceaneering International, Inc.	26,900	2,121,872
Oil States International, Inc. (A)	23,500	2,390,420
Superior Energy Services, Inc. (A)	20,258	539,065
Tesco Corp. - Class B (A)	20,800	411,424
Unit Corp. (A)	5,600	289,072
Food & Staples Retailing - 1.0%
Rite Aid Corp. (A)	541,600	2,740,496
Susser Holdings Corp. (A) (B)	47,700	3,123,873

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
Food Products - 1.3%
Dean Foods Co. (A)	48,600	$ 835,434
J&J Snack Foods Corp.	37,700	3,339,843
TreeHouse Foods, Inc. (A)	50,600	3,487,352
Health Care Equipment & Supplies - 3.5%
Align Technology, Inc. (A)	55,600	3,177,540
ArthroCare Corp. (A)	31,000	1,247,440
Cooper Cos., Inc.	20,000	2,476,800
DexCom, Inc. (A)	500	17,705
Edwards Lifesciences Corp. (A) (B)	3,500	230,160
HeartWare International, Inc. (A)	9,500	892,620
ICU Medical, Inc. - Class B (A) (B)	15,100	962,021
IDEXX Laboratories, Inc. (A) (B)	23,000	2,446,510
Masimo Corp. (A)	26,500	774,595
Meridian Bioscience, Inc. (B)	17,550	465,602
Orthofix International NV - Series B (A)	27,400	625,268
Sirona Dental Systems, Inc. (A)	44,900	3,151,980
Thoratec Corp. (A)	32,800	1,200,480
Volcano Corp. (A) (B)	34,500	753,825
West Pharmaceutical Services, Inc.	53,000	2,600,180
Health Care Providers & Services - 3.6%
Air Methods Corp. (A) (B)	63,100	3,680,623
Bio-Reference Labs, Inc. (A) (B)	30,900	789,186
Centene Corp. (A)	34,900	2,057,355
Chemed Corp. (B)	13,100	1,003,722
Corvel Corp. (A)	41,800	1,952,060
HealthSouth Corp.	56,400	1,879,248
MEDNAX, Inc. (A)	47,200	2,519,536
MWI Veterinary Supply, Inc. - Class A (A) (B)	16,200	2,763,558
Team Health Holdings, Inc. (A)	70,500	3,211,275
WellCare Health Plans, Inc. (A)	24,700	1,739,374
Health Care Technology - 0.2%
HMS Holdings Corp. (A)	63,200	1,436,536
Hotels, Restaurants & Leisure - 3.9%
Bally Technologies, Inc. (A) (B)	33,500	2,628,075
Brinker International, Inc. (B)	52,800	2,446,752
Buffalo Wild Wings, Inc. (A)	4,100	603,520
Cheesecake Factory, Inc.	32,000	1,544,640
Choice Hotels International, Inc. (B)	44,200	2,170,662
Denny’s Corp. (A)	309,100	2,222,429
Domino’s Pizza, Inc.	48,800	3,398,920
Red Robin Gourmet Burgers, Inc. (A)	31,200	2,294,448
Six Flags Entertainment Corp.	84,400	3,107,608
Vail Resorts, Inc.	38,900	2,926,447
Household Durables - 0.7%
Helen of Troy, Ltd. (A)	45,400	2,247,754
iRobot Corp. (A) (B)	38,400	1,335,168
NACCO Industries, Inc. - Class A	6,000	373,140
Insurance - 0.2%
Amtrust Financial Services, Inc. (B)	40,083	1,310,313
Internet & Catalog Retail - 1.6%
HSN, Inc.	61,100	3,806,530
Liberty Ventures - Series A (A)	27,500	3,371,225
Shutterfly, Inc. (A) (B)	46,100	2,347,873
Internet Software & Services - 2.4%
Cornerstone OnDemand, Inc. - Class A (A)	52,400	2,795,016
CoStar Group, Inc. (A)	15,600	2,879,448
j2 Global, Inc. (B)	34,700	1,735,347
MercadoLibre, Inc. (B)	22,600	2,436,054
Perficient, Inc. (A)	46,500	1,089,030

	Shares	Value
Internet Software & Services (continued)
ValueClick, Inc. (A) (B)	60,500	$ 1,413,885
WebMD Health Corp. - Class A (A) (B)	54,400	2,148,800
IT Services - 5.5%
Cardtronics, Inc. (A)	74,900	3,254,405
CoreLogic, Inc. (A)	97,900	3,478,387
DST Systems, Inc.	14,500	1,315,730
Euronet Worldwide, Inc. (A)	59,900	2,866,215
Gartner, Inc. (A)	64,700	4,596,935
Heartland Payment Systems, Inc.	73,720	3,674,205
Jack Henry & Associates, Inc.	47,400	2,806,554
MAXIMUS, Inc. - Class A	118,600	5,217,214
TeleTech Holdings, Inc. (A)	22,600	541,044
Unisys Corp. (A)	35,990	1,208,184
VeriFone Systems, Inc. (A)	16,500	442,530
WEX, Inc. (A)	35,400	3,505,662
Leisure Equipment & Products - 1.9%
Brunswick Corp. - Class B	67,500	3,109,050
Polaris Industries, Inc.	38,300	5,578,012
Pool Corp.	47,600	2,767,464
Life Sciences Tools & Services - 1.4%
AMAG Pharmaceuticals, Inc. (A)	19,600	475,692
Bio-Rad Laboratories, Inc. - Class A (A)	10,300	1,273,183
Bruker Corp. (A)	52,100	1,030,017
Exelixis, Inc. (A) (B)	129,300	792,609
Illumina, Inc. (A) (B)	13,300	1,471,246
Mettler-Toledo International, Inc. (A)	5,200	1,261,468
PAREXEL International Corp. (A)	46,200	2,087,316
Machinery - 7.9%
3D Systems Corp. (A) (B)	66,449	6,175,106
Actuant Corp. - Class A	65,800	2,410,912
Chart Industries, Inc. (A)	19,400	1,855,416
Graco, Inc. - Class A	33,700	2,632,644
Hyster-Yale Materials Handling, Inc.	17,800	1,658,248
IDEX Corp.	29,200	2,156,420
John Bean Technologies Corp.	57,300	1,680,609
Lincoln Electric Holdings, Inc.	52,900	3,773,886
Middleby Corp. (A)	24,200	5,807,274
Nordson Corp.	46,000	3,417,800
Standex International Corp.	14,300	899,184
Sun Hydraulics Corp.	26,600	1,086,078
Toro Co.	66,100	4,203,960
Valmont Industries, Inc. (B)	22,400	3,340,288
Wabtec Corp.	67,000	4,976,090
Woodward, Inc.	30,000	1,368,300
Marine - 0.7%
Kirby Corp. (A)	40,400	4,009,700
Media - 1.4%
Digital Generation, Inc. (A) (B)	29,300	373,575
John Wiley & Sons, Inc. - Class A (B)	9,600	529,920
Live Nation Entertainment, Inc. (A)	134,100	2,649,816
Madison Square Garden Co. (A)	59,000	3,397,220
Starz - Class A (A)	49,800	1,456,152
Metals & Mining - 0.3%
Compass Minerals International, Inc. (B)	14,100	1,128,705
Stillwater Mining Co. (A)	43,900	541,726
Multiline Retail - 0.2%
Big Lots, Inc. (A)	30,900	997,761

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
Oil, Gas & Consumable Fuels - 2.9%
Bill Barrett Corp. (A) (B)	24,400	$ 653,432
Clayton Williams Energy, Inc. (A)	21,400	1,753,730
Contango Oil & Gas Co. - Class A (A)	35,700	1,687,182
Delek US Holdings, Inc.	26,600	915,306
Energy XXI Bermuda, Ltd. (B)	41,400	1,120,284
Gran Tierra Energy, Inc. (A)	154,060	1,126,179
Halcon Resources Corp. (A) (B)	94,400	364,384
Oasis Petroleum, Inc. (A)	57,100	2,681,987
Rosetta Resources, Inc. (A)	42,300	2,032,092
SemGroup Corp. - Class A	38,100	2,485,263
SM Energy Co.	31,900	2,651,209
Paper & Forest Products - 0.6%
Clearwater Paper Corp. (A)	15,300	803,250
KapStone Paper and Packaging Corp. (A)	55,300	3,089,058
Personal Products - 1.2%
Herbalife, Ltd. (B)	26,600	2,093,420
Nu Skin Enterprises, Inc. - Class A	38,600	5,335,292
Pharmaceuticals - 3.6%
Akorn, Inc. - Class A (A) (B)	64,100	1,578,783
Auxilium Pharmaceuticals, Inc. (A) (B)	21,900	454,206
AVANIR Pharmaceuticals, Inc. - Class A (A) (B)	142,700	479,472
Cadence Pharmaceuticals, Inc. - Class A (A)	33,200	300,460
Jazz Pharmaceuticals PLC (A)	34,700	4,391,632
Medicines Co. (A)	60,100	2,321,062
Nektar Therapeutics (A) (B)	44,200	501,670
Pacira Pharmaceuticals, Inc. (A)	16,100	925,589
Prestige Brands Holdings, Inc. (A)	82,300	2,946,340
Questcor Pharmaceuticals, Inc. (B)	41,800	2,276,010
Salix Pharmaceuticals, Ltd. (A)	34,500	3,102,930
ViroPharma, Inc. (A)	50,000	2,492,500
Professional Services - 1.2%
Advisory Board Co. (A)	44,400	2,826,948
Exponent, Inc.	17,400	1,347,456
Huron Consulting Group, Inc. (A)	35,167	2,205,674
RPX Corp. - Class A (A)	32,400	547,560
Real Estate Investment Trusts - 0.6%
DuPont Fabros Technology, Inc. (B)	25,100	620,221
Sabra Healthcare REIT, Inc.	34,966	914,011
Strategic Hotels & Resorts, Inc. (A)	88,300	834,435
Taubman Centers, Inc.	18,600	1,188,912
Real Estate Management & Development - 1.8%
Altisource Asset Management Corp. (A)	2,270	2,111,100
Altisource Portfolio Solutions SA (A)	25,900	4,108,517
Altisource Residential Corp. - Class B (B)	20,833	627,282
Forest City Enterprises, Inc. - Class A (A)	88,000	1,680,800
Jones Lang LaSalle, Inc.	10,800	1,105,812
Kennedy-Wilson Holdings, Inc. (B)	49,300	1,096,925
Road & Rail - 1.8%
AMERCO (A)	11,000	2,616,240
Avis Budget Group, Inc. (A)	61,000	2,465,620
Landstar System, Inc.	28,200	1,620,090
Old Dominion Freight Line, Inc. (A)	79,298	4,204,380
Semiconductors & Semiconductor Equipment - 2.9%
Amkor Technology, Inc. (A) (B)	51,400	315,082
Atmel Corp. (A)	166,100	1,300,563
Cabot Microelectronics Corp. - Class A (A)	19,100	872,870
Cavium, Inc. (A)	55,000	1,898,050
Diodes, Inc. (A)	46,100	1,086,116
Hittite Microwave Corp. (A)	31,900	1,969,187

	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
MagnaChip Semiconductor Corp. (A)	55,800	$ 1,088,100
Microsemi Corp. (A)	59,800	1,492,010
Semtech Corp. (A)	47,300	1,195,744
Silicon Laboratories, Inc. (A)	17,700	766,587
Synaptics, Inc. (A) (B)	48,800	2,528,328
Teradyne, Inc. (A) (B)	78,600	1,384,932
Ultratech, Inc. (A)	22,200	643,800
Veeco Instruments, Inc. (A) (B)	20,700	681,237
Software - 7.9%
Actuate Corp. (A)	42,100	324,591
Advent Software, Inc.	37,600	1,315,624
ANSYS, Inc. (A)	8,989	783,841
Aspen Technology, Inc. (A)	101,800	4,255,240
CommVault Systems, Inc. (A)	51,400	3,848,832
Computer Modelling Group, Ltd.	57,800	1,447,925
Concur Technologies, Inc. (A) (B)	30,600	3,157,308
FactSet Research Systems, Inc. (B)	22,950	2,491,911
Fortinet, Inc. (A)	73,200	1,400,316
Informatica Corp. (A)	53,900	2,236,850
Manhattan Associates, Inc. (A)	14,200	1,668,216
Micro Systems, Inc. (A) (B)	42,400	2,432,488
Monotype Imaging Holdings, Inc.	57,200	1,822,392
Netscout Systems, Inc. (A)	63,200	1,870,088
PTC, Inc. (A)	71,300	2,523,307
Rovi Corp. (A)	23,400	460,746
SolarWinds, Inc. (A)	35,000	1,324,050
Solera Holdings, Inc.	13,800	976,488
SS&C Technologies Holdings, Inc. (A)	6,400	283,264
TIBCO Software, Inc. (A)	94,500	2,124,360
Tyler Technologies, Inc. (A)	55,400	5,658,002
Ultimate Software Group, Inc. (A)	33,600	5,148,192
Specialty Retail - 4.3%
Aaron’s, Inc. (B)	44,650	1,312,710
Ascena Retail Group, Inc. - Class B (A)	114,900	2,431,284
Buckle, Inc. (B)	30,600	1,608,336
Chico’s FAS, Inc.	103,000	1,940,520
Children’s Place Retail Stores, Inc. (A)	19,100	1,088,127
DSW, Inc. - Class A	104,000	4,443,920
Guess?, Inc. (B)	18,800	584,116
Hibbett Sports, Inc. (A) (B)	26,200	1,760,902
Monro Muffler Brake, Inc. (B)	71,350	4,021,286
Sally Beauty Holdings, Inc. (A)	116,200	3,512,726
Tractor Supply Co.	39,900	3,095,442
Textiles, Apparel & Luxury Goods - 2.3%
Deckers Outdoor Corp. (A) (B)	22,900	1,934,134
Fossil Group, Inc. (A)	12,512	1,500,689
Hanesbrands, Inc.	65,800	4,623,766
Iconix Brand Group, Inc. (A)	46,300	1,838,110
PVH Corp.	14,077	1,914,754
Steven Madden, Ltd. - Class B (A)	59,800	2,188,082
Thrifts & Mortgage Finance - 0.7%
MGIC Investment Corp. (A)	179,400	1,514,136
Ocwen Financial Corp. - Class B (A)	27,700	1,535,965
Radian Group, Inc.	73,000	1,030,760
Trading Companies & Distributors - 0.7%
Beacon Roofing Supply, Inc. (A)	50,500	2,034,140
United Rentals, Inc. (A) (B)	31,402	2,447,786

Total Common Stocks (cost $417,657,953)		597,590,733

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
SECURITIES LENDING COLLATERAL - 17.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (C)	102,302,292	$ 102,302,292

Total Securities Lending Collateral (cost $102,302,292)		102,302,292

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
State Street Bank & Trust Co. 0.01% (C), dated 12/31/2013, to be repurchased at $5,029,602 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 07/25/2037, and with a value of $5,132,753.	$ 5,029,599	5,029,599

Total Repurchase Agreement (cost $5,029,599)		5,029,599

Total Investment Securities (cost $524,989,844) (D)		704,922,624
Other Assets and Liabilities - Net - (17.3)%		(104,024,728)

Net Assets - 100.0%		$ 600,897,896

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Common Stocks	$597,590,733	$—	$—	$597,590,733
Securities Lending Collateral	102,302,292	—	—	102,302,292
Repurchase Agreement	—	5,029,599	—	5,029,599
Total Investment Securities	$699,893,025	$5,029,599	$—	$704,922,624

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of this security is on loan. The value of all securities on loan is $99,930,557. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate shown reflects the yield at December 31, 2013.
(D)	Aggregate cost for federal income tax purposes is $526,286,555. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $184,347,206 and $5,711,137, respectively. Net unrealized appreciation for tax purposes is $178,636,069.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica T. Rowe Price Small Cap VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment securities, at value (cost: $519,960,245) (including securities loaned of $99,930,557)	$699,893,025
Repurchase agreement, at value (cost: $5,029,599)	5,029,599
Foreign currency, at value (cost: $24,545)	24,302
Receivables:
Shares sold	175,505
Investment securities sold	1,537,355
Interest	2
Dividends	393,172
Securities lending income (net)	45,843
Prepaid expenses	9,470

Total assets	707,108,273

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	121,394
Investment securities purchased	3,277,524
Management and advisory fees	384,156
Distribution and service fees	29,889
Administration fees	12,805
Transfer agent fees	1,483
Trustees fees	376
Audit and tax fees	21,999
Custody fees	6,728
Legal fees	2,464
Printing and shareholder reports fees	48,638
Other	629
Collateral for securities on loan	102,302,292

Total liabilities	106,210,377

Net assets	$600,897,896

Net assets consist of:
Capital stock ($0.01 par value)	$425,030
Additional paid-in capital	402,284,692
Undistributed (accumulated) net investment income (loss)	(11)
Undistributed (accumulated) net realized gain (loss)	18,255,648
Net unrealized appreciation (depreciation) on:
Investment securities	179,932,780
Translation of assets and liabilities denominated in foreign currencies	(243)

Net assets	$600,897,896

Net assets by class:
Initial Class	$459,082,866
Service Class	141,815,030

Shares outstanding:
Initial Class	32,231,400
Service Class	10,271,553

Net asset value and offering price per share:
Initial Class	$14.24
Service Class	13.81

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $7,349)	$2,532,304
Interest income	1,106
Securities lending income (net)	607,762

Total investment income	3,141,172

Expenses:
Management and advisory	3,428,211
Distribution and service:
Service Class	263,889
Administration	114,274
Transfer agent	7,010
Trustees	12,699
Audit and tax	21,748
Custody	81,724
Legal	19,947
Printing and shareholder reports	46,688
Other	20,153

Total expenses	4,016,343

Net investment income (loss)	(875,171)

Net realized gain (loss) on transactions from:
Investment securities	20,409,288
Foreign currency transactions	(879)

Net realized gain (loss)	20,408,409

Net change in unrealized appreciation (depreciation) on:
Investment securities	142,238,803
Translation of assets and liabilities denominated in foreign currencies	(249)

Net change in unrealized appreciation (depreciation)	142,238,554

Net realized and change in unrealized gain (loss)	162,646,963

Net increase (decrease) in net assets resulting from operations	$161,771,792

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica T. Rowe Price Small Cap VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$(875,171)	$285,906
Net realized gain (loss)	20,408,409	20,814,867
Net change in unrealized appreciation (depreciation)	142,238,554	10,259,697
Net increase (decrease) in net assets resulting from operations	161,771,792	31,360,470

Distributions to shareholders:
Net investment income:
Initial Class	(283,796)	—
Total distributions from net investment income	(283,796)	—
Net realized gains:
Initial Class	(16,430,643)	(12,345,022)
Service Class	(4,771,198)	(5,141,549)
Total distributions from net realized gains	(21,201,841)	(17,486,571)
Total distributions to shareholders	(21,485,637)	(17,486,571)

Capital share transactions:
Proceeds from shares sold:
Initial Class	204,468,114	44,135,875
Service Class	51,489,510	39,764,897
	255,957,624	83,900,772
Dividends and distributions reinvested:
Initial Class	16,714,439	12,345,022
Service Class	4,771,198	5,141,549
	21,485,637	17,486,571
Cost of shares redeemed:
Initial Class	(34,684,665)	(53,658,415)
Service Class	(20,981,224)	(24,348,545)
	(55,665,889)	(78,006,960)
Net increase (decrease) in net assets resulting from capital share transactions	221,777,372	23,380,383
Net increase (decrease) in net assets	362,063,527	37,254,282

Net assets:
Beginning of year	238,834,369	201,580,087
End of year	$600,897,896	$238,834,369
Undistributed (accumulated) net investment income (loss)	$(11)	$284,895

Share activity:
Shares issued:
Initial Class	17,733,802	4,222,125
Service Class	4,314,613	3,911,576
	22,048,415	8,133,701
Shares issued-reinvested from dividends and distributions:
Initial Class	1,339,298	1,245,714
Service Class	393,988	532,803
	1,733,286	1,778,517
Shares redeemed:
Initial Class	(2,862,374)	(5,207,796)
Service Class	(1,776,840)	(2,446,526)
	(4,639,214)	(7,654,322)

Net increase (decrease) in shares outstanding:
Initial Class	16,210,726	260,043
Service Class	2,931,761	1,997,853
	19,142,487	2,257,896

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica T. Rowe Price Small Cap VP

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each year	Initial Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$10.31	$9.61	$9.45	$7.03	$5.27
Investment operations
Net investment income (loss)(A)	(0.02)	0.02	(0.04)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	4.49	1.46	0.20	2.43	2.02
Total investment operations	4.47	1.48	0.16	2.42	2.01
Distributions
Net investment income	(0.01)	—	—	—	—
Net realized gains	(0.53)	(0.78)	—	—	(0.25)
Total distributions	(0.54)	(0.78)	—	—	(0.25)
Net asset value
End of year	$14.24	$10.31	$9.61	$9.45	$7.03
Total return(B)	44.07%	15.69%	1.69%	34.42%	38.70%
Net assets end of year (000’s)	$459,083	$165,231	$151,443	$166,206	$128,238
Ratio and supplemental data
Expenses to average net assets	0.82%	0.85%	0.84%	0.84%	0.88%
Net investment income (loss) to average net assets	(0.13)%	0.18%	(0.42)%	(0.12)%	(0.26)%
Portfolio turnover rate	17%	33%	35%	34%	34%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Service Class
December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$10.03	$9.39	$9.25	$6.90	$5.19
Investment operations
Net investment income (loss)(A)	(0.05)	—	(B)	(0.06)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	4.36	1.42	0.20	2.37	1.99
Total investment operations	4.31	1.42	0.14	2.35	1.96
Distributions
Net realized gains	(0.53)	(0.78)	—	—	(0.25)
Total distributions	(0.53)	(0.78)	—	—	(0.25)
Net asset value
End of year	$13.81	$10.03	$9.39	$9.25	$6.90
Total return(C)	43.70%	15.41%	1.51%	34.06%	38.33%
Net assets end of year (000’s)	$141,815	$73,603	$50,137	$34,204	$14,382
Ratio and supplemental data
Expenses to average net assets	1.07%	1.10%	1.09%	1.09%	1.13%
Net investment income (loss) to average net assets	(0.39)%	(0.02)%	(0.67)%	(0.32)%	(0.48)%
Portfolio turnover rate	17%	33%	35%	34%	34%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica T. Rowe Price Small Cap VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Transamerica Series Trust	Annual Report 2013

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Commissions recaptured during the year ended December 31, 2013 of $3,117 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REITs”): Dividend income related to a REIT is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to

Transamerica Series Trust	Annual Report 2013

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon

Transamerica Series Trust	Annual Report 2013

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2013:

	Market Value	% of Net Assets
Transamerica Asset Allocation - Conservative VP	$13,025,021	2.17%
Transamerica Asset Allocation - Growth VP	38,943,064	6.48
Transamerica Asset Allocation - Moderate Growth VP	127,047,914	21.14
Transamerica Asset Allocation - Moderate VP	27,333,495	4.55
Total	$206,349,494	34.34%

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.750% of ANA

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
1.00%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, there were no amounts reimbursed/waived or available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2013

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$273,422,994
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	75,443,213
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to wash sales, net operating losses and foreign currency transactions.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(215,514)
Undistributed (accumulated) net investment income (loss)	874,061
Undistributed (accumulated) net realized gain (loss)	(658,547)

Transamerica Series Trust	Annual Report 2013

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

At December 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2013.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$2,199,452
Long-Term Capital Gain	19,286,185

2012 Distributions paid from:
Ordinary Income	—
Long-Term Capital Gain	17,486,571

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$—
Undistributed Long-term Capital Gain	19,552,359
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	(11)
Net Unrealized Appreciation (Depreciation)	178,635,826
Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica T. Rowe Price Small Cap VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica T. Rowe Price Small Cap VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica T. Rowe Price Small Cap VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica T. Rowe Price Small Cap VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $19,286,185 for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica TS&W International Equity VP

(formerly, Transamerica Morgan Stanley Active International Allocation VP)

(unaudited)

MARKET ENVIRONMENT

Equity markets outside the U.S. continued their climb in 2013, but uncertainty about U.S. monetary policy remained high until mid-December, when the U.S. Federal Reserve (“Fed”) announced it would scale back its stimulus. Although the market stumbled on head fakes from the Fed in May and October, investors viewed the December announcement as a positive indication the world’s largest economy was finally back on its feet, and markets rallied into year-end. Europe was the top performing region for U.S.-dollar-based investors. Renewed faith in cyclical stocks and Financials along with speculation on increased merger and acquisition activity in Telecommunication Services were the winners there. Asia ex-Japan was the worst performing region for the period, as defensive sectors such as Utilities and Consumer Staples lagged.

2013 was a banner year for stocks in developed markets around the world, and many of the positive trends remain in place. Economic performance is gradually improving in most markets, and even though the Fed has scaled back on quantitative easing, stimulus remains strong, and interest rates are still very low. Globally, the story is much the same, though we have seen a few central banks raise rates to stem inflation, primarily in the emerging markets. Corporate earnings have been strong, but prices have risen faster, and valuation multiples have become more dear. This presents a more challenging environment in which to find attractive valuations. On a relative basis, however, non-U.S. stocks are currently trading at a discount to their U.S. peers.

PERFORMANCE

For the year ended December 31, 2013, Transamerica TS&W International Equity VP, Initial Class returned 24.34%. By comparison, its benchmark, MSCI Europe, Australasia, Far East Index returned 23.29%.

Prior to May 1, 2013, the portfolio was named Transamerica Morgan Stanley Active International Allocation VP and had a different sub adviser.

STRATEGY REVIEW

Transamerica International Equity VP outperformed the MSCI Europe, Australasia and the Far East Index. Stock picks in Europe were the top contributors to portfolio returns. European stocks have performed well as economic indicators firmed up and investor sentiment improved. Stocks in the stronger economies of Germany, the Netherlands and Sweden were important contributors, but so were those in the slowly healing periphery of Europe. Smurfit Kappa Group Plc, an Irish paper packaging company, was the portfolio’s top performer. Amadeus IT Holding SA, a Spanish transaction processing firm for the travel industry, was another top contributor. Being overweight Consumer Discretionary and stock selection in Financials and Consumer Staples were also significant contributors to the portfolio’s excess return.

Utilities underperformed the broad market over the period as global macroeconomic conditions improved and investors looked toward more cyclical sectors. The sector posted a negative return for the portfolio and was the top detractor, mostly as a result of poor performance from APA Group. The Australian natural gas distribution firm announced an acquisition early in the year, and investor concerns the company may have overpaid have weighed on the stock price.

Finally, emerging markets stocks have underperformed as investors anticipated a slowdown in China and worried about unrest in Brazil and Thailand, among other issues. Though the portfolio’s allocation to stocks in these countries has remained small, a couple were notable detractors. One was UMW Holdings Bhd, a Malaysian industrial conglomerate that fell in response to slower auto sales in the region.

The portfolio’s exposure to derivative securities provided a net benefit to performance returns during 2013.

Brandon H. Harrell, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Transamerica Series Trust	Annual Report 2013

Transamerica TS&W International Equity VP

(formerly, Transamerica Morgan Stanley Active International Allocation VP)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	24.34%	11.18%	6.96%	04/08/1991
MSCI Europe, Australasia, Far East Index(A)	23.29%	12.96%	7.39%
Service Class	24.07%	10.91%	6.68%	05/01/2003

NOTES

(A) The MSCI Europe, Australasia, Far East Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on 10 years. You cannot invest directly in an index.

The MSCI Europe, Australasia, Far East Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica TS&W International Equity VP

(formerly, Transamerica Morgan Stanley Active International Allocation VP)

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio
Transamerica TS&W International Equity VP
Initial Class	$1,000.00	$1,176.30	$5.66	$1,020.28	$5.25	1.02%
Service Class	1,000.00	1,174.40	7.04	1,019.01	6.53	1.27

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	98.8%
Securities Lending Collateral	4.1
Preferred Stocks	0.9
Repurchase Agreement	0.2
Other Assets and Liabilities - Net	(4.0)
Total	100.0%

Transamerica Series Trust	Annual Report 2013

Transamerica TS&W International Equity VP

(formerly, Transamerica Morgan Stanley Active International Allocation VP)

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
PREFERRED STOCKS - 0.9%
Brazil - 0.2%
Itau Unibanco Holding SA, 3.19% (A)	21,000	$ 279,870
Russian Federation - 0.7%
Sberbank of Russia, 4.56% (A)	489,200	1,125,160

Total Preferred Stocks (cost $1,426,820)		1,405,030

COMMON STOCKS - 98.8%
Australia - 2.9%
APA Group (B)	210,006	1,125,086
Asciano, Ltd.	317,563	1,633,260
Challenger Financial Services Group, Ltd.	267,377	1,480,194
Canada - 0.9%
Fairfax Financial Holdings, Ltd.	3,288	1,312,755
Denmark - 2.3%
Carlsberg A/S - Class B	20,416	2,259,106
Danske Bank A/S - Class R (C)	47,600	1,093,451
Finland - 0.6%
UPM-Kymmene OYJ	55,000	932,804
France - 9.2%
Arkema SA	16,093	1,877,177
Cie Generale des Etablissements Michelin - Class B	15,303	1,626,292
Rexel SA	64,800	1,700,447
Sanofi	19,168	2,033,609
Total SA	25,500	1,562,127
Veolia Environnement SA	71,800	1,170,980
Vinci SA	27,932	1,833,691
Vivendi SA	61,630	1,624,044
Germany - 6.2%
Adidas AG	9,344	1,191,526
Allianz SE - Class A	12,641	2,274,440
Bayer AG	8,682	1,219,044
Metro AG	41,500	2,011,913
Siemens AG - Class A	17,507	2,400,534
Hong Kong - 6.8%
Cheung Kong Holdings, Ltd.	128,800	2,034,742
First Pacific Co., Ltd.	1,483,250	1,687,098
Guangdong Investment, Ltd.	1,734,000	1,695,023
HSBC Holdings PLC	208,800	2,265,907
SJM Holdings, Ltd.	646,100	2,158,027
Ireland - 1.8%
Ryanair Holdings PLC - ADR (B) (C)	29,700	1,393,821
Smurfit Kappa Group PLC	51,421	1,265,536
Israel - 0.9%
Israel Corp., Ltd. (C)	2,378	1,251,327
Italy - 3.9%
ENI SpA - Class B	111,496	2,694,150
Exor SpA	19,536	776,477
Pirelli & C. SpA	47,294	818,192
Prysmian SpA	53,885	1,387,380
Japan - 21.7%
Aisin Seiki Co., Ltd.	43,800	1,780,736
Daito Trust Construction Co., Ltd.	11,500	1,075,112
Denki Kagaku Kogyo KK	284,000	1,173,852
FUJIFILM Holdings Corp.	80,700	2,290,672
Fukuoka Financial Group, Inc. - Class A	299,000	1,312,444
Hitachi, Ltd.	418,000	3,169,339

	Shares	Value
Japan (continued)
Japan Airlines Co., Ltd.	34,200	$ 1,687,129
Kintetsu World Express, Inc.	19,800	796,715
Kirin Holdings Co., Ltd. (B)	127,000	1,828,985
Komatsu, Ltd.	40,000	821,251
Kuraray Co., Ltd.	115,600	1,379,893
Mitsubishi Corp.	101,400	1,946,668
MS&AD Insurance Group Holdings	52,000	1,397,706
Nippon Telegraph & Telephone Corp.	40,700	2,192,118
Nitori Holdings Co., Ltd.	21,100	1,997,688
ORIX Corp.	161,200	2,832,584
Resona Holdings, Inc.	265,100	1,352,663
Sony Corp. (B)	70,800	1,220,472
USS Co., Ltd.	92,700	1,271,519
Korea, Republic of - 2.9%
Kangwon Land, Inc.	49,970	1,467,245
Samsung Electronics Co., Ltd.	1,230	1,602,748
SK Telecom Co., Ltd.	5,127	1,121,988
Malaysia - 0.7%
UMW Holdings Bhd	294,400	1,083,946
Netherlands - 6.2%
Delta Lloyd NV	69,617	1,727,728
Heineken Holding NV - Class A	16,143	1,021,231
Koninklijke Ahold NV	50,000	897,644
Koninklijke Boskalis Westminster NV	32,924	1,739,498
Koninklijke Philips NV	78,965	2,894,502
Wolters Kluwer NV	26,245	749,003
Singapore - 1.9%
Noble Group, Ltd.	1,771,000	1,501,620
SIA Engineering Co., Ltd.	314,000	1,259,036
Spain - 0.8%
Amadeus IT Holding SA - Class A	27,752	1,187,539
Sweden - 4.9%
Investor AB - Class B	63,678	2,194,569
Saab AB - Class B	41,027	1,100,575
Svenska Cellulosa AB SCA - Class B	55,830	1,720,002
Telefonaktiebolaget LM Ericsson - Class B	175,612	2,144,133
Switzerland - 6.0%
Aryzta AG (C)	9,862	757,785
Galenica AG	800	805,359
GAM Holding AG (C)	79,345	1,544,878
Lonza Group AG (C)	5,839	554,898
Nestle SA	19,729	1,445,939
Novartis AG	32,280	2,587,220
UBS AG - Class A (C)	52,000	995,662
Thailand - 0.5%
Bangkok Bank PCL	123,700	673,803
United Kingdom - 15.9%
BHP Billiton PLC - ADR (B)	26,600	1,652,392
BP PLC - ADR	42,300	2,056,203
British Sky Broadcasting Group PLC	113,458	1,585,714
IG Group Holdings PLC	58,493	596,667
Imperial Tobacco Group PLC	45,299	1,753,801
Inchcape PLC	197,287	2,007,556
Johnson Matthey PLC	22,513	1,222,797
Kingfisher PLC	261,414	1,665,322
National Grid PLC - Class B	142,418	1,858,396
Resolution, Ltd.	351,674	2,061,535

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica TS&W International Equity VP

(formerly, Transamerica Morgan Stanley Active International Allocation VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
United Kingdom (continued)
Rexam PLC	227,891	$ 2,001,980
Unilever PLC	63,293	2,601,385
Vodafone Group PLC	526,065	2,064,595
United States - 1.8%
Flextronics International, Ltd. (C)	71,200	553,224
Noble Corp. PLC (B)	56,604	2,120,952

Total Common Stocks (cost $128,117,230)		143,898,776

SECURITIES LENDING COLLATERAL - 4.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (A)	5,969,563	5,969,563

Total Securities Lending Collateral (cost $5,969,563)		5,969,563

Principal	Value
REPURCHASE AGREEMENT - 0.2%

State Street Bank & Trust Co.
0.01% (A), dated 12/31/2013, to be repurchased at $245,763 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 01/01/2033, and with a value of $253,379.

$ 245,763	$ 245,763

Total Repurchase Agreement (cost $245,763)	245,763

Total Investment Securities (cost $135,759,376) (D)	151,519,132
Other Assets and Liabilities - Net - (4.0)%	(5,884,908)

Net Assets - 100.0%	$ 145,634,224

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investment Securities	Value
Insurance	5.8%	$8,774,164
Commercial Banks	5.3	8,103,298
Chemicals	4.6	6,905,046
Diversified Financial Services	4.4	6,735,005
Pharmaceuticals	4.4	6,645,232
Oil, Gas & Consumable Fuels	4.2	6,312,480
Electronic Equipment & Instruments	4.0	6,013,235
Industrial Conglomerates	3.5	5,295,036
Trading Companies & Distributors	3.4	5,148,735
Beverages	3.4	5,109,322
Specialty Retail	3.3	4,934,529
Food Products	3.2	4,805,109
Auto Components	2.8	4,225,220
Media	2.6	3,958,761
Hotels, Restaurants & Leisure	2.4	3,625,272
Construction & Engineering	2.4	3,573,189
Containers & Packaging	2.2	3,267,516
Wireless Telecommunication Services	2.1	3,186,583
Real Estate Management & Development	2.0	3,109,854
Airlines	2.0	3,080,950
Multi-Utilities	2.0	3,029,376
Food & Staples Retailing	1.9	2,909,557
Consumer Finance	1.9	2,832,584
Capital Markets	1.7	2,540,540
Diversified Telecommunication Services	1.4	2,192,118
Communications Equipment	1.4	2,144,133
Energy Equipment & Services	1.4	2,120,952
Distributors	1.3	2,007,556
Tobacco	1.2	1,753,801
Household Products	1.1	1,720,002
Water Utilities	1.1	1,695,023
Metals & Mining	1.1	1,652,392
Road & Rail	1.1	1,633,260
Semiconductors & Semiconductor Equipment	1.1	1,602,748
Electrical Equipment	0.9	1,387,380
Transportation Infrastructure	0.8	1,259,036
Household Durables	0.8	1,220,472
Textiles, Apparel & Luxury Goods	0.8	1,191,526
IT Services	0.8	1,187,539
Gas Utilities	0.7	1,125,086
Aerospace & Defense	0.7	1,100,575

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica TS&W International Equity VP

(formerly, Transamerica Morgan Stanley Active International Allocation VP)

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

INVESTMENTS BY INDUSTRY (unaudited) (continued):	Percentage of Total Investment Securities	Value
Automobiles	0.7%	$1,083,946
Paper & Forest Products	0.6	932,804
Machinery	0.5	821,251
Air Freight & Logistics	0.5	796,715
Life Sciences Tools & Services	0.4	554,898

Investment Securities, at Value	95.9	145,303,806
Short-Term Investments	4.1	6,215,326

Total Investments	100.0%	$151,519,132

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Preferred Stocks	$279,870	$1,125,160	$—	$1,405,030
Common Stocks	9,089,347	134,809,429	—	143,898,776
Securities Lending Collateral	5,969,563	—	—	5,969,563
Repurchase Agreement	—	245,763	—	245,763
Total Investment Securities	$15,338,780	$136,180,352	$—	$151,519,132

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate shown reflects the yield at December 31, 2013.
(B)	All or a portion of this security is on loan. The value of all securities on loan is $5,745,326. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Non-income producing security.
(D)	Aggregate cost for federal income tax purposes is $136,727,112. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $17,772,002 and $2,979,982, respectively. Net unrealized appreciation for tax purposes is $14,792,020.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITION:

ADR	American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica TS&W International Equity VP

(formerly, Transamerica Morgan Stanley Active International Allocation VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment securities, at value (cost: $135,513,613) (including securities loaned of $5,745,326)	$151,273,369
Repurchase agreement, at value (cost: $245,763)	245,763
Receivables:
Shares sold	1,479
Investment securities sold	319,100
Dividends	109,367
Dividend reclaims	80,413
Securities lending income (net)	1,761
Other	38
Prepaid expenses	2,507

Total assets	152,033,797

Liabilities:
Foreign currency, at value (cost: $5)	4
Accounts payable and accrued liabilities:
Shares redeemed	62,598
Investment securities purchased	175,464
Management and advisory fees	124,075
Distribution and service fees	5,811
Administration fees	3,103
Transfer agent fees	368
Trustees fees	52
Audit and tax fees	23,146
Custody fees	11,741
Legal fees	950
Printing and shareholder reports fees	22,402
Other	296
Collateral for securities on loan	5,969,563

Total liabilities	6,399,573

Net assets	$145,634,224

Net assets consist of:
Capital stock ($0.01 par value)	$108,656
Additional paid-in capital	134,373,578
Undistributed (accumulated) net investment income (loss)	2,563,397
Undistributed (accumulated) net realized gain (loss)	(7,174,956)
Net unrealized appreciation (depreciation) on:
Investment securities	15,759,756
Translation of assets and liabilities denominated in foreign currencies	3,793

Net assets	$145,634,224

Net assets by class:
Initial Class	$117,579,887
Service Class	28,054,337

Shares outstanding:
Initial Class	8,762,883
Service Class	2,102,764

Net asset value and offering price per share:
Initial Class	$13.42
Service Class	13.34

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $400,508)	$3,937,940
Interest income	2,335
Securities lending income (net)	30,666

Total investment income	3,970,941

Expenses:
Management and advisory	1,041,995
Distribution and service:
Service Class	53,850
Administration	32,070
Transfer agent	1,860
Trustees	3,801
Audit and tax	31,157
Custody	170,288
Legal	5,161
Printing and shareholder reports	18,685
Other	6,276

Total expenses	1,365,143

Expenses (waived/reimbursed) recaptured	28,764

Net expenses	1,393,907

Net investment income (loss)	2,577,034

Net realized gain (loss) on transactions from:
Investment securities	13,953,487
Futures contracts	1,667,897
Foreign currency transactions	796,338

Net realized gain (loss)	16,417,722

Net change in unrealized appreciation (depreciation) on:
Investment securities	9,120,267
Futures contracts	(89,641)
Translation of assets and liabilities denominated in foreign currencies	(97,523)

Net change in unrealized appreciation (depreciation)	8,933,103

Net realized and change in unrealized gain (loss)	25,350,825

Net increase (decrease) in net assets resulting from operations	$27,927,859

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica TS&W International Equity VP

(formerly, Transamerica Morgan Stanley Active International Allocation VP)

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$2,577,034	$2,463,442
Net realized gain (loss)	16,417,722	(751,082)
Net change in unrealized appreciation (depreciation)	8,933,103	16,662,935
Net increase (decrease) in net assets resulting from operations	27,927,859	18,375,295

Distributions to shareholders:
Net investment income:
Initial Class	(2,476,731)	(2,164,287)
Service Class	(469,458)	(309,382)
Total distributions from net investment income	(2,946,189)	(2,473,669)
Total distributions to shareholders	(2,946,189)	(2,473,669)

Capital share transactions:
Proceeds from shares sold:
Initial Class	8,930,307	5,169,451
Service Class	10,644,350	6,495,489
	19,574,657	11,664,940
Dividends and distributions reinvested:
Initial Class	2,476,731	2,164,287
Service Class	469,458	309,382
	2,946,189	2,473,669
Cost of shares redeemed:
Initial Class	(13,261,328)	(60,091,114)
Service Class	(4,771,264)	(5,441,154)
	(18,032,592)	(65,532,268)
Net increase (decrease) in net assets resulting from capital share transactions	4,488,254	(51,393,659)
Net increase (decrease) in net assets	29,469,924	(35,492,033)

Net assets:
Beginning of year	116,164,300	151,656,333
End of year	$145,634,224	$116,164,300
Undistributed (accumulated) net investment income (loss)	$2,563,397	$2,715,254

Share activity:
Shares issued:
Initial Class	725,767	511,409
Service Class	872,304	636,533
	1,598,071	1,147,942
Shares issued-reinvested from dividends and distributions:
Initial Class	205,367	213,230
Service Class	39,122	30,602
	244,489	243,832
Shares redeemed:
Initial Class	(1,099,882)	(6,010,590)
Service Class	(399,164)	(532,874)
	(1,499,046)	(6,543,464)

Net increase (decrease) in shares outstanding:
Initial Class	(168,748)	(5,285,951)
Service Class	512,262	134,261
	343,514	(5,151,690)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica TS&W International Equity VP

(formerly, Transamerica Morgan Stanley Active International Allocation VP)

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each year	Initial Class
	December 31, 2013		December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$11.05		$9.68	$11.47	$10.81	$8.73
Investment operations
Net investment income (loss)(A)	0.25		0.20	0.17	0.13	0.15
Net realized and unrealized gain (loss)	2.41		1.40	(1.80)	0.75	2.10
Total investment operations	2.66		1.60	(1.63)	0.88	2.25
Distributions
Net investment income	(0.29)		(0.23)	(0.16)	(0.22)	(0.02)
Return of capital	—		—	—	—	(0.15)
Total distributions	(0.29)		(0.23)	(0.16)	(0.22)	(0.17)
Net asset value
End of year	$13.42		$11.05	$9.68	$11.47	$10.81
Total return(B)	24.34%		16.75%	(14.29)%	8.48%	25.88%
Net assets end of year (000’s)	$117,580		$98,677	$137,627	$117,320	$129,300
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.04%		1.07%	1.07%	1.07%	1.07%
Before (waiver/reimbursement) recapture	1.02%		1.09%	1.07%	1.06%	1.12%
Net investment income (loss) to average net assets	2.06%		1.97%	1.55%	1.25%	1.66%
Portfolio turnover rate	109	%(C)	35%	46%	21%	38%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the portfolio’s sub-adviser.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Service Class
	December 31, 2013		December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$10.99		$9.63	$11.42	$10.77	$8.70
Investment operations
Net investment income (loss)(A)	0.21		0.16	0.13	0.10	0.12
Net realized and unrealized gain (loss)	2.41		1.41	(1.79)	0.75	2.10
Total investment operations	2.62		1.57	(1.66)	0.85	2.22
Distributions
Net investment income	(0.27)		(0.21)	(0.13)	(0.20)	—(B )
Return of capital	—		—	—	—	(0.15)
Total distributions	(0.27)		(0.21)	(0.13)	(0.20)	(0.15)
Net asset value
End of year	$13.34		$10.99	$9.63	$11.42	$10.77
Total return(C)	24.07%		16.44%	(14.56)%	8.20%	25.68%
Net assets end of year (000’s)	$28,054		$17,487	$14,029	$16,401	$13,613
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	1.29%		1.32%	1.32%	1.32%	1.32%
Before (waiver/reimbursement) recapture	1.27%		1.34%	1.32%	1.31%	1.37%
Net investment income (loss) to average net assets	1.75%		1.51%	1.24%	0.96%	1.30%
Portfolio turnover rate	109	%(D)	35%	46%	21%	38%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Increase in portfolio turnover rate was triggered by a change in the portfolio’s sub-adviser.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica TS&W International Equity VP

(formerly, Transamerica Morgan Stanley Active International Allocation VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective May 1, 2013, the Transamerica Morgan Stanley Active International Allocation VP changed its name to Transamerica TS&W International Equity VP (the “Portfolio”). The Portfolio is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica TS&W International Equity VP
(formerly, Transamerica Morgan Stanley Active International Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other in the Statement of Operations.

Transamerica Series Trust	Annual Report 2013

Transamerica TS&W International Equity VP

(formerly, Transamerica Morgan Stanley Active International Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Forward foreign currency contracts: The Portfolio is subject to foreign currency exchange rate risk exposure in the normal course of pursuing their investment objectives. The Portfolio enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Futures contracts: The Portfolio is subject to equity and commodity price risks, interest rate risks, and foreign currency exchange rate risks in the normal course of pursuing their investment objectives. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REITs”): Dividend income related to a REIT is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to,

Transamerica Series Trust	Annual Report 2013

Transamerica TS&W International Equity VP

(formerly, Transamerica Morgan Stanley Active International Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2013

Transamerica TS&W International Equity VP

(formerly, Transamerica Morgan Stanley Active International Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2013:

	Market Value	% of Net Assets
Transamerica International Moderate Growth VP	$14,910,329	10.24%

Transamerica Series Trust	Annual Report 2013

Transamerica TS&W International Equity VP

(formerly, Transamerica Morgan Stanley Active International Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

Effective December 15, 2013
First $500 million	0.740%
Over $500 million up to $1 billion	0.720%
Over $1 billion up to $2 billion	0.690%
Over $2 billion	0.660%

Effective May 1, 2013 and Prior to December 15, 2013
First $250 million	0.800%
Over $250 million up to $500 million	0.750%
Over $500 million up to $1 billion	0.725%
Over $1 billion	0.700%

Prior to May 1, 2013
First $250 million	0.850%
Over $250 million up to $1 billion	0.800%
Over $1 billion	0.775%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
1.07%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, the amount recaptured by TAM was $28,764. There were no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transamerica Series Trust	Annual Report 2013

Transamerica TS&W International Equity VP

(formerly, Transamerica Morgan Stanley Active International Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$150,488,432
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	130,334,112
U.S. Government	—

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2012	Ending number of positions at December 31, 2013	Average number of positions (A)
Futures contracts	6	—	9	(B)
Forward foreign currency contracts	12	—	19	(B)
(A)	Calculated based on positions held at each month end during the current year.
(B)	Although there were no open positions at the beginning and/or the end of the year the Portfolio periodically invested in this derivative during the year.

The tables below highlight the types of risk associated with the derivative instruments:

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts	Equity contracts	Total
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on futures contracts	$—	$1,667,897	$1,667,897
Net realized gain (loss) on forward foreign currency contracts(C)	925,995	—	925,995
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on futures contracts	—	(89,641)	(89,641)
Net change in unrealized appreciation (depreciation) on forward foreign currency transactions(D)	(121,853)	—	(121,853)
Total	$804,142	$1,578,256	$2,382,398
(C)	Included within Net realized gain (loss) on transactions from Foreign currency transactions.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies.

Transamerica Series Trust	Annual Report 2013

Transamerica TS&W International Equity VP

(formerly, Transamerica Morgan Stanley Active International Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 6. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(673)
Undistributed (accumulated) net investment income (loss)	217,298
Undistributed (accumulated) net realized gain (loss)	(216,625)

At December 31, 2013, the Portfolio had capital loss carryforwards available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$ 5,026,876	December 31, 2017
1,954,072	December 31, 2018

The capital loss carryforwards utilized or expired during the year ended December 31, 2013 were $15,123,830.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$2,946,189
Long-Term Capital Gain	—

2012 Distributions paid from:
Ordinary Income	2,473,669
Long-Term Capital Gain	—

Transamerica Series Trust	Annual Report 2013

Transamerica TS&W International Equity VP

(formerly, Transamerica Morgan Stanley Active International Allocation VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 6. (continued)

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$3,338,300
Undistributed Long-term Capital Gain	—
Capital Loss Carryforwards	(6,980,948)
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	14,794,638
Other Temporary Differences	—

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica TS&W International Equity VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica TS&W International Equity VP (formerly, Transamerica Morgan Stanley Active International Allocation VP) (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica TS&W International Equity VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica TS&W International Equity VP

(formerly, Transamerica Morgan Stanley Active International Allocation VP)

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Aggressive Growth VP

(formerly, Transamerica Index 100 VP)

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended December 31, 2013 much quieter than it began. At the beginning of 2013 investors’ minds were preoccupied with the U.S. fiscal cliff, which was averted in the twelfth hour. Economic growth became the next area of concern as sluggish growth both here and abroad continued to prevail. As the year progressed, worldwide economic growth slowly started showing signs of acceleration, albeit modestly, and, combined with still fairly aggressive central banks around the world, set the stage for risk assets continuing their methodical ascent into the end of the fiscal year.

The European crisis was replaced by a concern over growth in emerging markets, most notably China. A direct result of this concern was a weakening in global commodity prices and a severe correction in both emerging debt and stock market indices during the middle of the fiscal year.

The U.S. economy struggled to gain a desired rate of economic growth, as employment continued to be subpar this late in the economic cycle. Sequestration added a significant drag to the economy as well. A new concern for investors stemmed from the U.S. Federal Reserve’s (“Fed”) many facets of quantitative easing, and how the Fed would eventually ease up on the accelerator, or “tapering,” as it became known. The surprise announcement by the Fed in May 2013 that they were thinking of tapering their prospective purchases of securities, led to a mini sell-off of risk assets in subsequent months. The most significant reaction to the news was in U.S. Treasuries, as they backed-up well over 100 basis points from their lows during the summer of 2012. If this wasn’t enough drama, the Fed decided in September to not taper! Not to be outdone by the September surprise, the Fed unexpectedly announced a small taper in December, removing some uncertainty as to the beginning-of-the-end of the latest round of quantitative easing. Many of the macroeconomic issues over the past fiscal year that caused investor anxiety have quietly been put to rest. This is reflected in risk assets priced to near perfection.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Vanguard ETF Portfolio - Aggressive Growth VP, Initial Class returned 27.35%. By comparison, its primary and secondary benchmarks, the MSCI U.S. Broad Market Index and the Transamerica Vanguard ETF Portfolio - Aggressive Growth VP Blended Benchmark (“blended benchmark”), returned 33.62% and 28.97%, respectively.

The blended benchmark is comprised of the MSCI U.S. Broad Market Index 75% and the FTSE All-World Index ex- U.S. 25%.

STRATEGY REVIEW

As alluded to above, the broad themes across the capital markets for 2013 were higher interest rates, particularly on the longer end of the yield curve, and higher equity valuations. The ten year Treasury yield increased roughly 120 basis points, ending the year at just over a 3% yield. This resulted in a total return for the Barclays U.S. Aggregate Bond Index of (2.02)% for the year. In contrast, equities rallied persistently (with only a few exceptions) with the S&P 500® registering a total return of over 30% for the year. This counter cyclical performance is why we manage combination portfolios like the Transamerica Vanguard ETF Portfolio - Aggressive Growth VP, combining equities with fixed income to meet risk tolerance levels consistent with desired upside potential and downside protection.

The most significant contributors to the positive annual performance were U.S. equities including the total U.S. stock market and the S&P 500®. U.S. value, U.S. Growth and European equities also positively contributed. The weakness across emerging markets resulted in a decline in those equities. The strategy capitalized on the strong performance of U.S. equities during the course of the year as the U.S. stock exposure ranged from a low of approximately 71% to a high of 76%. Developed market equities (non-U.S.) reached a high balance of slightly over 20% with a low of 15% while emerging market equities tracked between approximately 4% and 7%.

Frank Koster

David Halfpap, CFP

Frank Rybinski, CFP

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Aggressive Growth VP

(formerly, Transamerica Index 100 VP)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	10 Years or Life of Class	Inception Date
Initial Class	27.35%	13.52%	11/19/2009
MSCI U.S. Broad Market Index(A)	33.62%	16.82%
Transamerica Vanguard ETF Portfolio - Aggressive Growth VP Blended Benchmark(A)	28.97%	14.43%
Service Class	27.07%	13.28%	11/19/2009

NOTES

(A) The Transamerica Vanguard ETF Portfolio - Aggressive Growth VP Blended Benchmark is composed of the following benchmarks: MSCI U.S. Broad Market Index 75%, and FTSE All-World Index ex-U.S. 25%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on inception date of the class. You cannot invest directly in an index.

The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies. The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Aggressive Growth VP

(formerly, Transamerica Index 100 VP)

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)

Transamerica Vanguard ETF Portfolio - Aggressive Growth VP
Initial Class	$1,000.00	$1,165.70	$2.21	$1,023.44	$2.06	0.40%
Service Class	1,000.00	1,163.50	3.58	1,022.17	3.35	0.65

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Aggressive Growth VP

(formerly, Transamerica Index 100 VP)

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Capital Markets	54.5%
Region Fund - European	12.4
Value - Large Cap	9.3
Growth - Large Cap	7.9
Region Fund - Asian Pacific	7.7
Securities Lending Collateral	5.6
Emerging Markets - Equity	4.7
Growth - Small Cap	2.6
Repurchase Agreement	1.8
Other Assets and Liabilities - Net	(6.5)
Total	100.0%

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Aggressive Growth VP

(formerly, Transamerica Index 100 VP)

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
INVESTMENT COMPANIES - 99.1%
Capital Markets - 54.5%
Vanguard Extended Market ETF	119,270	$ 9,863,629
Vanguard S&P 500 ETF	233,599	39,513,271
Vanguard Total Stock Market ETF	428,763	41,126,947
Emerging Markets - Equity - 4.7%
Vanguard FTSE Emerging Markets ETF (A)	190,987	7,857,205
Growth - Large Cap - 7.9%
Vanguard Growth ETF	141,605	13,176,345
Growth - Small Cap - 2.6%
Vanguard Small-Capital ETF (A)	38,851	4,271,667
Region Fund - Asian Pacific - 7.7%
Vanguard FTSE Pacific ETF	208,143	12,759,166
Region Fund - European - 12.4%
Vanguard FTSE Europe ETF	349,052	20,524,258
Value - Large Cap - 9.3%
Vanguard Value ETF	202,469	15,466,607

Total Investment Companies (cost $139,314,716)		164,559,095

SECURITIES LENDING COLLATERAL - 5.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (B)	9,287,073	9,287,073

Total Securities Lending Collateral (cost $9,287,073)		9,287,073

Principal	Value
REPURCHASE AGREEMENT - 1.8%

State Street Bank & Trust Co. 0.01% (B), dated 12/31/2013, to be repurchased at $2,935,081 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 01/01/2033, and with a value of $2,995,919.

$ 2,935,080	$ 2,935,080

Total Repurchase Agreement (cost $2,935,080)	2,935,080

Total Investment Securities (cost $151,536,869) (C)	176,781,248
Other Assets and Liabilities - Net - (6.5)%	(10,725,786)

Net Assets - 100.0%	$ 166,055,462

VALUATION SUMMARY: (D)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Investment Companies	$164,559,095	$—	$—	$164,559,095
Securities Lending Collateral	9,287,073	—	—	9,287,073
Repurchase Agreement	—	2,935,080	—	2,935,080
Total Investment Securities	$173,846,168	$2,935,080	$—	$176,781,248

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $9,096,886. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate shown reflects the yield at December 31, 2013.
(C)	Aggregate cost for federal income tax purposes is $152,385,868. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $24,476,538 and $81,158, respectively. Net unrealized appreciation for tax purposes is $24,395,380.
(D)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITION:

ETF	Exchange-Traded Fund

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Aggressive Growth VP

(formerly, Transamerica Index 100 VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investments in investment companies, at value (cost: $148,601,789) (including securities loaned of $9,096,886)	$173,846,168
Repurchase agreement, at value (cost: $2,935,080)	2,935,080
Receivables:
Shares sold	268,918
Investment securities sold	185,520
Interest	1
Securities lending income (net)	2,648
Prepaid expenses	2,434

Total assets	177,240,769

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	13
Investment securities purchased	1,781,477
Management and advisory fees	57,183
Distribution and service fees	34,755
Administration fees	3,476
Transfer agent fees	378
Trustees fees	108
Audit and tax fees	13,773
Custody fees	2,053
Legal fees	547
Printing and shareholder reports fees	4,263
Other	208
Collateral for securities on loan	9,287,073

Total liabilities	11,185,307

Net assets	$166,055,462

Net assets consist of:
Capital stock ($0.01 par value)	$104,843
Additional paid-in capital	132,608,779
Undistributed (accumulated) net investment income (loss)	1,923,378
Undistributed (accumulated) net realized gain (loss)	6,174,083
Net unrealized appreciation (depreciation) on:
Investment companies	25,244,379

Net assets	$166,055,462

Net assets by class:
Initial Class	$13,605
Service Class	166,041,857

Shares outstanding:
Initial Class	854
Service Class	10,483,476

Net asset value and offering price per share:
Initial Class	$15.93
Service Class	15.84

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income	$2,678,154
Interest income	216
Securities lending income (net)	26,843

Total investment income	2,705,213

Expenses:
Management and advisory	370,387
Distribution and service:
Service Class	300,292
Administration	30,032
Transfer agent	1,775
Trustees	3,468
Audit and tax	13,923
Custody	22,670
Legal	4,998
Printing and shareholder reports	13,525
Other	5,141

Total expenses	766,211

Portfolio expenses (waived/reimbursed) recaptured	14,596

Net expenses	780,807

Net investment income (loss)	1,924,406

Net realized gain (loss) on transactions from:
Investment companies	7,006,973

Net realized gain (loss)	7,006,973

Net change in unrealized appreciation (depreciation) on:
Investment companies	19,898,992

Net change in unrealized appreciation (depreciation)	19,898,992

Net realized and change in unrealized gain (loss)	26,905,965

Net increase (decrease) in net assets resulting from operations	$28,830,371

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Aggressive Growth VP

(formerly, Transamerica Index 100 VP)

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$1,924,406	$1,342,208
Net realized gain (loss)	7,006,973	501,580
Net change in unrealized appreciation (depreciation)	19,898,992	7,410,159
Net increase (decrease) in net assets resulting from operations	28,830,371	9,253,947

Distributions to shareholders:
Net investment income:
Initial Class	(147)	(119)
Service Class	(1,343,089)	(718,560)
Total distributions from net investment income	(1,343,236)	(718,679)
Net realized gains:
Initial Class	(93)	(153)
Service Class	(958,036)	(1,048,350)
Total distributions from net realized gains	(958,129)	(1,048,503)
Total distributions to shareholders	(2,301,365)	(1,767,182)

Capital share transactions:
Proceeds from shares sold:
Service Class	73,390,911	44,957,188
	73,390,911	44,957,188
Dividends and distributions reinvested:
Initial Class	240	272
Service Class	2,301,125	1,766,910
	2,301,365	1,767,182
Cost of shares redeemed:
Initial Class	—	(302,377)
Service Class	(21,221,745)	(15,477,125)
	(21,221,745)	(15,779,502)
Net increase (decrease) in net assets resulting from capital share transactions	54,470,531	30,944,868

Net increase (decrease) in net assets	80,999,537	38,431,633

Net assets:
Beginning of year	85,055,925	46,624,292
End of year	$166,055,462	$85,055,925
Undistributed (accumulated) net investment income (loss)	$1,923,378	$1,342,208

Share activity:
Shares issued:
Service Class	5,149,444	3,684,619
	5,149,444	3,684,619
Shares issued-reinvested from dividends and distributions:
Initial Class	17	22
Service Class	161,596	145,905
	161,613	145,927
Shares redeemed:
Initial Class	—	(24,418)
Service Class	(1,522,769)	(1,279,386)
	(1,522,769)	(1,303,804)
Net increase (decrease) in shares outstanding:
Initial Class	17	(24,396)
Service Class	3,788,271	2,551,138
	3,788,288	2,526,742

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Aggressive Growth VP

(formerly, Transamerica Index 100 VP)

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each year	Initial Class
December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009(A)
Net asset value
Beginning of year	$12.76	$11.23	$11.76	$10.26	$10.00
Investment operations
Net investment income (loss)(B)(C)	0.25	0.10	0.21	0.20	0.10
Net realized and unrealized gain (loss)	3.21	1.76	(0.65)	1.31	0.16
Total investment operations	3.46	1.86	(0.44)	1.51	0.26
Distributions
Net investment income	(0.18)	(0.14)	(0.09)	(0.01)	—
Net realized gains	(0.11)	(0.19)	—	(D)	—	(D)	—
Total distributions	(0.29)	(0.33)	(0.09)	(0.01)	—
Net asset value
End of year	$15.93	$12.76	$11.23	$11.76	$10.26
Total return(E)	27.35%	16.75%	(3.68)%	14.70%	2.60	%(F)
Net assets end of year (000’s)	$14	$11	$283	$294	$257
Ratio and supplemental data
Expenses to average net assets(G)
After (waiver/reimbursement) recapture	0.40%	0.40%	0.40%	0.40%	0.40	%(H)
Before (waiver/reimbursement) recapture	0.39%	0.41%	0.44%	0.62%	61.05	%(H)
Net investment income (loss) to average net assets(C)	1.74%	0.80%	1.81%	1.94%	8.52	%(H)
Portfolio turnover rate(I)	39%	19%	73%	13%	7	%(F)

(A)	Commenced operations on November 19, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies in which the portfolio invests.
(H)	Annualized.
(I)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

Note:	Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Aggressive Growth VP

(formerly, Transamerica Index 100 VP)

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each year	Service Class
December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009(A)
Net asset value
Beginning of year	$12.70	$11.18	$11.73	$10.26	$10.00
Investment operations
Net investment income (loss)(B)(C)	0.23	0.25	0.22	0.34	0.14
Net realized and unrealized gain (loss)	3.18	1.59	(0.68)	1.14	0.12
Total investment operations	3.41	1.84	(0.46)	1.48	0.26
Distributions
Net investment income	(0.16)	(0.13)	(0.08)	(0.01)	—
Net realized gains	(0.11)	(0.19)	(0.01)	—	(D)	—
Total distributions	(0.27)	(0.32)	(0.09)	(0.01)	—
Net asset value
End of year	$15.84	$12.70	$11.18	$11.73	$10.26
Total return(E)	27.07%	16.57%	(3.92)%	14.41%	2.60	%(F)
Net assets end of year (000’s)	$166,041	$85,045	$46,341	$23,119	$640
Ratio and supplemental data
Expenses to average net assets(G)
After (waiver/reimbursement) recapture	0.65%	0.65%	0.65%	0.65%	0.65	%(H)
Before (waiver/reimbursement) recapture	0.64%	0.66%	0.69%	0.87%	61.30	%(H)
Net investment income (loss) to average net assets(C)	1.60%	2.06%	1.87%	3.16%	12.07	%(H)
Portfolio turnover rate(I)	39%	19%	73%	13%	7	%(F)

(A)	Commenced operations on November 19, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies in which the portfolio invests.
(H)	Annualized.
(I)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

Note:	Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Aggressive Growth VP

(formerly, Transamerica Index 100 VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective May 1, 2013, Transamerica Index 100 VP changed its name to Transamerica Vanguard ETF Portfolio - Aggressive Growth VP (the “Portfolio”). The Portfolio is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Aggressive Growth VP

(formerly, Transamerica Index 100 VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Aggressive Growth VP

(formerly, Transamerica Index 100 VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

For assets and liabilities for which significant unobservable inputs (Level 3), GAAP requires a reconciliation of the beginning to the ending balances for reported market values that presents changes attributed to the total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of the Portfolio’s Schedule of Investments.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Aggressive Growth VP

(formerly, Transamerica Index 100 VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management, LLC (“AUIM”) is both an affiliate and sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $50 million	0.320%
Over $50 million up to $250 million	0.300%
Over $250 million	0.280%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.40%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, the amount recaptured by TAM was $14,596.

The following amounts are available for recapture by TAM as of December 31, 2013:

Amount Available	Year Reimbursed	Available Through
$ 4,227	2012	12/31/2014

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Aggressive Growth VP

(formerly, Transamerica Index 100 VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$99,564,072
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	46,215,461
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Aggressive Growth VP

(formerly, Transamerica Index 100 VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences.

At December 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2013.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$1,670,257
Long-Term Capital Gain	631,108

2012 Distributions paid from:
Ordinary Income	1,326,605
Long-Term Capital Gain	440,577

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$2,594,628
Undistributed Long-term Capital Gain	6,351,832
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	24,395,380
Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Vanguard ETF Portfolio – Aggressive Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Vanguard ETF Portfolio – Aggressive Growth VP (formerly, Transamerica Index 100 VP) (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Vanguard ETF Portfolio – Aggressive Growth VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio – Aggressive Growth VP

(formerly, Transamerica Index 100 VP)

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $631,108 for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Balanced VP

(formerly, Transamerica Index 50 VP)

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended December 31, 2013 much quieter than it began. At the beginning of 2013 investors’ minds were preoccupied with the U.S. fiscal cliff, which was averted in the twelfth hour. Economic growth became the next area of concern as sluggish growth both here and abroad continued to prevail. As the year progressed, worldwide economic growth slowly started showing signs of acceleration, albeit modestly, and, combined with still fairly aggressive central banks around the world, set the stage for risk assets continuing their methodical ascent into the end of the fiscal year.

The European crisis was replaced by a concern over growth in emerging markets, most notably China. A direct result of this concern was a weakening in global commodity prices and a severe correction in both emerging debt and stock market indices during the middle of the fiscal year.

The U.S. economy struggled to gain a desired rate of economic growth, as employment continued to be subpar this late in the economic cycle. Sequestration added a significant drag to the economy as well. A new concern for investors stemmed from the U.S. Federal Reserve’s (“Fed”) many facets of quantitative easing, and how the Fed would eventually ease up on the accelerator, or “tapering,” as it became known. The surprise announcement by the Fed in May 2013 that they were thinking of tapering their prospective purchases of securities, led to a mini sell-off of risk assets in subsequent months. The most significant reaction to the news was in U.S. Treasuries, as they backed-up well over 100 basis points from their lows during the summer of 2012. If this wasn’t enough drama, the Fed decided in September to not taper! Not to be outdone by the September surprise, the Fed unexpectedly announced a small taper in December, removing some uncertainty as to the beginning-of-the-end of the latest round of quantitative easing. Many of the macroeconomic issues over the past fiscal year that caused investor anxiety have quietly been put to rest. This is reflected in risk assets priced to near perfection.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Vanguard ETF Portfolio - Balanced VP, Initial Class returned 11.76%. By comparison, its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index and the Transamerica Vanguard ETF Portfolio - Balanced VP Blended Benchmark (“blended benchmark”), returned (2.02)% and 12.00%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond Index 50%, the MSCI U.S. Broad Market Index 34% and the FTSE All-World Index ex-U.S.16%.

STRATEGY REVIEW

As alluded to above, the broad themes across the capital markets for 2013 were higher interest rates, particularly on the longer end of the yield curve, and higher equity valuations. The ten year Treasury yield increased roughly 120 basis points, ending the year at just over a 3% yield. This resulted in a total return for the Barclays U.S. Aggregate Bond Index of (2.02)% for the year. In contrast, equities rallied persistently (with only a few exceptions) with the S&P 500® registering a total return of over 30% for the year. This counter cyclical performance is why we manage combination portfolios like the Transamerica Vanguard ETF Portfolio - Balanced VP, combining equities with fixed income to meet risk tolerance levels consistent with desired upside potential and downside protection.

The most significant contributors to the positive annual performance were U.S. equities including the total U.S. stock market and the S&P 500®. European and Asia Pacific equities also positively contributed. Fixed income securities exposed to interest rates, both intermediate and long duration bonds in particular, were the largest performance detractors for the year. The weakness across emerging markets also resulted in a decline in those equities.

During the course of the year equity exposure in the strategy ranged from a low of approximately 45% to a high of 54% and finished the year near the lower end of the range. The strategy capitalized on the strong performance of U.S. equities as the U.S. stock exposure ranged from a low of approximately 30% to a high of almost 38%. Developed market equities (non-U.S.) reached a high balance of slightly over 14% with a low of 11% while emerging market equities tracked between approximately 3% and 5%. The portfolio’s broad allocations are subject to volatility controls designed to dampen the volatility of returns over time. Over a full market cycle, these volatility controls attempt to increase risk adjusted returns, by dampening volatility, and limiting downside in high volatility, declining equity markets.

Frank Koster

David Halfpap, CFP

Frank Rybinski, CFP

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Balanced VP

(formerly, Transamerica Index 50 VP)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	11.76%	9.83%	5.06%	05/01/2008
Barclays U.S. Aggregate Bond Index(A)	(2.02)%	4.44%	4.47%
Transamerica Vanguard ETF Portfolio - Balanced VP Blended Benchmark(A)	12.00%	11.09%	5.69%
Service Class	11.43%	9.59%	4.82%	05/01/2008

NOTES

(A) The Transamerica Vanguard ETF Portfolio - Balanced VP Blended Benchmark is composed of the following benchmarks: Barclays U.S. Aggregate Bond Index 50%, MSCI U.S. Broad Market Index 34%, and FTSE All-World Index ex-U.S. 16%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies. The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Balanced VP

(formerly, Transamerica Index 50 VP)

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)

Transamerica Vanguard ETF Portfolio - Balanced VP
Initial Class	$1,000.00	$1,082.70	$1.80	$1,023.75	$1.75	0.34%
Service Class	1,000.00	1,080.20	3.13	1,022.47	3.04	0.59

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Balanced VP

(formerly, Transamerica Index 50 VP)

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Capital Markets	84.1%
Securities Lending Collateral	8.4
Region Fund - European	7.5
Region Fund - Asian Pacific	4.6
Repurchase Agreement	3.0
Emerging Markets - Equity	2.8
Other Assets and Liabilities - Net	(10.4)
Total	100.0%

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Balanced VP

(formerly, Transamerica Index 50 VP)

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
INVESTMENT COMPANIES - 99.0%
Capital Markets - 84.1%
Vanguard Extended Market ETF (A)	905,095	$ 74,851,357
Vanguard Intermediate-Term Bond ETF (A)	196,783	16,077,171
Vanguard Long-Term Bond ETF	129,514	10,590,360
Vanguard Mortgage-Backed Securities ETF (A)	382,023	19,513,735
Vanguard S&P 500 ETF (A)	1,777,196	300,612,703
Vanguard Short-Term Bond ETF (A)	436,581	34,895,919
Vanguard Total Bond Market ETF (A)	17,918,880	1,433,331,211
Vanguard Total Stock Market ETF (A)	5,597,339	536,896,757
Emerging Markets - Equity - 2.8%
Vanguard FTSE Emerging Markets ETF (A)	1,993,228	82,001,400
Region Fund - Asian Pacific - 4.6%
Vanguard FTSE Pacific ETF (A)	2,175,133	133,335,653
Region Fund - European - 7.5%
Vanguard FTSE Europe ETF (A)	3,675,682	216,130,101

Total Investment Companies (cost $2,746,255,503)		2,858,236,367

	Shares	Value
SECURITIES LENDING COLLATERAL - 8.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (B)	243,110,219	$ 243,110,219

Total Securities Lending Collateral (cost $243,110,219)		243,110,219

	Principal	Value
REPURCHASE AGREEMENT - 3.0%
State Street Bank & Trust Co. 0.01% (B), dated 12/31/2013, to be repurchased at $85,362,671 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 01/01/2032, and with a value of $87,070,335.	$ 85,362,623	85,362,623

Total Repurchase Agreement (cost $85,362,623)		85,362,623

Total Investment Securities (cost $3,074,728,345) (C)		3,186,709,209
Other Assets and Liabilities - Net - (10.4)%		(301,053,790)

Net Assets - 100.0%		$ 2,885,655,419

VALUATION SUMMARY: (D)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Investment Companies	$2,858,236,367	$—	$—	$2,858,236,367
Securities Lending Collateral	243,110,219	—	—	243,110,219
Repurchase Agreement	—	85,362,623	—	85,362,623
Total Investment Securities	$3,101,346,586	$85,362,623	$—	$3,186,709,209

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $238,063,892. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate shown reflects the yield at December 31, 2013.
(C)	Aggregate cost for federal income tax purposes is $3,091,599,908. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $116,383,161 and $21,273,860, respectively. Net unrealized appreciation for tax purposes is $95,109,301.
(D)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITION:

ETF	Exchange-Traded Fund

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Balanced VP

(formerly, Transamerica Index 50 VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investments in investment companies, at value (cost: $2,989,365,722) (including securities loaned of $238,063,892)	$3,101,346,586
Repurchase agreement, at value (cost: $85,362,623)	85,362,623
Cash	1,119,945
Receivables:
Shares sold	7,469,668
Investment securities sold	74,063,359
Interest	24
Securities lending income (net)	38,987
Prepaid expenses	42,732

Total assets	3,269,443,924

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	1,833
Investment securities purchased	139,204,857
Management and advisory fees	688,457
Distribution and service fees	609,393
Administration fees	61,000
Transfer agent fees	6,611
Trustees fees	2,050
Audit and tax fees	51,898
Custody fees	6,066
Legal fees	9,540
Printing and shareholder reports fees	33,286
Other	3,295
Collateral for securities on loan	243,110,219

Total liabilities	383,788,505

Net assets	$2,885,655,419

Net assets consist of:
Capital stock ($0.01 par value)	$2,464,148
Additional paid-in capital	2,639,018,982
Undistributed (accumulated) net investment income (loss)	35,814,660
Undistributed (accumulated) net realized gain (loss)	96,376,765
Net unrealized appreciation (depreciation) on:
Investment companies	111,980,864

Net assets	$2,885,655,419

Net assets by class:
Initial Class	$2,818,376
Service Class	2,882,837,043

Shares outstanding:
Initial Class	238,507
Service Class	246,176,292

Net asset value and offering price per share:
Initial Class	$11.82
Service Class	11.71

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income	$47,481,436
Interest income	3,878
Securities lending income (net)	337,949

Total investment income	47,823,263

Expenses:
Management and advisory	5,799,195
Distribution and service:
Service Class	5,112,997
Administration	512,428
Transfer agent	30,522
Trustees	58,704
Audit and tax	53,248
Custody	74,946
Legal	84,436
Printing and shareholder reports	189,055
Other	86,978

Total expenses	12,002,509

Net investment income (loss)	35,820,754

Net realized gain (loss) on transactions from:
Investment companies	106,785,147
Distributions from investment companies	2,461,756

Net realized gain (loss)	109,246,903

Net change in unrealized appreciation (depreciation) on:
Investment companies	76,360,508

Net change in unrealized appreciation (depreciation)	76,360,508

Net realized and change in unrealized gain (loss)	185,607,411

Net increase (decrease) in net assets resulting from operations	$221,428,165

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Balanced VP

(formerly, Transamerica Index 50 VP)

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$35,820,754	$24,044,053
Net realized gain (loss)	109,246,903	20,783,759
Net change in unrealized appreciation (depreciation)	76,360,508	40,618,785
Net increase (decrease) in net assets resulting from operations	221,428,165	85,446,597

Distributions to shareholders:
Net investment income:
Initial Class	(27,534)	(63,052)
Service Class	(24,018,888)	(13,707,434)
Total distributions from net investment income	(24,046,422)	(13,770,486)
Net realized gains:
Initial Class	(30,673)	(116,847)
Service Class	(29,762,790)	(27,917,346)
Total distributions from net realized gains	(29,793,463)	(28,034,193)
Total distributions to shareholders	(53,839,885)	(41,804,679)

Capital share transactions:
Proceeds from shares sold:
Initial Class	3,335,867	4,674,561
Service Class	1,349,576,144	511,724,742
	1,352,912,011	516,399,303
Dividends and distributions reinvested:
Initial Class	58,207	179,900
Service Class	53,781,678	41,624,779
	53,839,885	41,804,679
Cost of shares redeemed:
Initial Class	(4,819,647)	(1,729,610)
Service Class	(75,651,603)	(24,664,012)
	(80,471,250)	(26,393,622)
Net increase (decrease) in net assets resulting from capital share transactions	1,326,280,646	531,810,360

Net increase (decrease) in net assets	1,493,868,926	575,452,278

Net assets:
Beginning of year	1,391,786,493	816,334,215
End of year	$2,885,655,419	$1,391,786,493
Undistributed (accumulated) net investment income (loss)	$35,814,660	$24,040,329

Share activity:
Shares issued:
Initial Class	296,783	436,027
Service Class	119,111,256	48,095,292
	119,408,039	48,531,319
Shares issued-reinvested from dividends and distributions:
Initial Class	5,216	17,052
Service Class	4,858,327	3,971,830
	4,863,543	3,988,882
Shares redeemed:
Initial Class	(422,437)	(163,396)
Service Class	(6,676,372)	(2,318,240)
	(7,098,809)	(2,481,636)
Net increase (decrease) in shares outstanding:
Initial Class	(120,438)	289,683
Service Class	117,293,211	49,748,882
	117,172,773	50,038,565

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Balanced VP

(formerly, Transamerica Index 50 VP)

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each year	Initial Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$10.85	$10.37	$10.46	$9.63	$8.28
Investment operations
Net investment income (loss)(A)(B)	0.20	0.26	0.23	0.34	0.26
Net realized and unrealized gain (loss)	1.06	0.63	(0.07)	0.71	1.12
Total investment operations	1.26	0.89	0.16	1.05	1.38
Distributions
Net investment income	(0.14)	(0.15)	(0.13)	(0.12)	(0.03)
Net realized gains	(0.15)	(0.26)	(0.12)	(0.10)	—
Total distributions	(0.29)	(0.41)	(0.25)	(0.22)	(0.03)
Net asset value
End of year	$11.82	$10.85	$10.37	$10.46	$9.63
Total return(C)	11.76%	8.67%	1.57%	11.07%	16.62%
Net assets end of year (000’s)	$2,818	$3,894	$718	$1,597	$378
Ratio and supplemental data
Expenses to average net assets(D)
After (waiver/reimbursement) recapture	0.34%	0.34%	0.34%	0.37%	0.37%
Before (waiver/reimbursement) recapture	0.34%	0.34%	0.34%	0.35%	0.38%
Net investment income (loss) to average net assets(B)	1.73%	2.45%	2.11%	3.33%	2.91%
Portfolio turnover rate(E)	88%	56%	70%	12%	27%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(C)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the portfolio invests.
(E)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Balanced VP

(formerly, Transamerica Index 50 VP)

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each year	Service Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$10.77	$10.31	$10.40	$9.60	$8.26
Investment operations
Net investment income (loss)(A)(B)	0.20	0.23	0.27	0.25	0.28
Net realized and unrealized gain (loss)	1.01	0.62	(0.12)	0.76	1.08
Total investment operations	1.21	0.85	0.15	1.01	1.36
Distributions
Net investment income	(0.12)	(0.13)	(0.12)	(0.11)	(0.02)
Net realized gains	(0.15)	(0.26)	(0.12)	(0.10)	—
Total distributions	(0.27)	(0.39)	(0.24)	(0.21)	(0.02)
Net asset value
End of year	$11.71	$10.77	$10.31	$10.40	$9.60
Total return(C)	11.43%	8.40%	1.47%	10.69%	16.53%
Net assets end of year (000’s)	$2,882,837	$1,387,892	$815,616	$348,076	$191,443
Ratio and supplemental data
Expenses to average net assets(D)
After (waiver/reimbursement) recapture	0.59%	0.59%	0.59%	0.62%	0.62%
Before (waiver/reimbursement) recapture	0.59%	0.59%	0.59%	0.60%	0.63%
Net investment income (loss) to average net assets(B)	1.75%	2.23%	2.53%	2.55%	3.09%
Portfolio turnover rate(E)	88%	56%	70%	12%	27%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(C)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Does not include expenses of the investment companies in which the portfolio invests.
(E)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Balanced VP

(formerly, Transamerica Index 50 VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective May 1, 2013, Transamerica Index 50 VP changed its name to Transamerica Vanguard ETF Portfolio — Balanced VP (the “Portfolio”). The Portfolio is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Balanced VP

(formerly, Transamerica Index 50 VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Balanced VP

(formerly, Transamerica Index 50 VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Balanced VP

(formerly, Transamerica Index 50 VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management, LLC (“AUIM”) is both an affiliate and sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $50 million	0.320%
Over $50 million up to $250 million	0.300%
Over $250 million	0.280%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.37%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Balanced VP

(formerly, Transamerica Index 50 VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$3,098,509,538
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	1,805,013,178
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and organizational expenses.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$89
Undistributed (accumulated) net investment income (loss)	(1)
Undistributed (accumulated) net realized gain (loss)	(88)

At December 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized gains.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Balanced VP

(formerly, Transamerica Index 50 VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2013.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$33,304,808
Long-Term Capital Gain	20,535,077

2012 Distributions paid from:
Ordinary Income	13,770,486
Long-Term Capital Gain	28,034,193

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$66,078,427
Undistributed Long-term Capital Gain	82,987,630
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	95,109,301
Other Temporary Differences	(3,069)

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Vanguard ETF Portfolio - Balanced VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Vanguard ETF Portfolio - Balanced VP (formerly, Transamerica Index 50 VP) (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Vanguard ETF Portfolio - Balanced VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Balanced VP

(formerly, Transamerica Index 50 VP)

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $20,535,077 for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Conservative VP

(formerly, Transamerica Index 35 VP)

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended December 31, 2013 much quieter than it began. At the beginning of 2013 investors’ minds were preoccupied with the U.S. fiscal cliff, which was averted in the twelfth hour. Economic growth became the next area of concern as sluggish growth both here and abroad continued to prevail. As the year progressed, worldwide economic growth slowly started showing signs of acceleration, albeit modestly, and, combined with still fairly aggressive central banks around the world, set the stage for risk assets continuing their methodical ascent into the end of the fiscal year.

The European crisis was replaced by a concern over growth in emerging markets, most notably China. A direct result of this concern was a weakening in global commodity prices and a severe correction in both emerging debt and stock market indices during the middle of the fiscal year.

The U.S. economy struggled to gain a desired rate of economic growth, as employment continued to be subpar this late in the economic cycle. Sequestration added a significant drag to the economy as well. A new concern for investors stemmed from the U.S. Federal Reserve’s (“Fed”) many facets of quantitative easing, and how the Fed would eventually ease up on the accelerator, or “tapering,” as it became known. The surprise announcement by the Fed in May 2013 that they were thinking of tapering their prospective purchases of securities, led to a mini sell-off of risk assets in subsequent months. The most significant reaction to the news was in U.S. Treasuries, as they backed-up well over 100 basis points from their lows during the summer of 2012. If this wasn’t enough drama, the Fed decided in September to not taper! Not to be outdone by the September surprise, the Fed unexpectedly announced a small taper in December, removing some uncertainty as to the beginning-of-the-end of the latest round of quantitative easing. Many of the macroeconomic issues over the past fiscal year that caused investor anxiety have quietly been put to rest. This is reflected in risk assets priced to near perfection.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Vanguard ETF Portfolio- Conservative VP, Initial Class returned 7.67%. By comparison, its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index and the Transamerica Vanguard ETF Portfolio - Conservative VP Blended Benchmark (“blended benchmark”), returned (2.02)% and 7.82%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond Index 65%, the MSCI U.S. Broad Market Index 25% and the FTSE All-World Index ex-U.S.10%.

STRATEGY REVIEW

As alluded to above, the broad themes across the capital markets for 2013 were higher interest rates, particularly on the longer end of the yield curve, and higher equity valuations. The ten year Treasury yield increased roughly 120 basis points, ending the year at just over a 3% yield. This resulted in a total return for the Barclays U.S. Aggregate Bond Index of (2.02)% for the year. In contrast, equities rallied persistently (with only a few exceptions) with the S&P 500® registering a total return of over 30% for the year. This counter cyclical performance is why we manage combination portfolios like the Transamerica Vanguard ETF Portfolio - Conservative VP, combining equities with fixed income to meet risk tolerance levels consistent with desired upside potential and downside protection.

As a relatively conservative strategy, this portfolio registered a return over the year of 7.47% (service class), reflecting the combination of equity and fixed income investments imbedded in the strategy. The most significant contributors to the positive annual performance were U.S. equities including the total U.S. stock market and the S&P 500®. European equities also positively contributed. Fixed income securities exposed to interest rates, both intermediate and long duration bonds in particular, were the largest performance detractors for the year. The weakness across emerging markets also resulted in a decline in those equities.

During the course of the year equity exposure in the strategy ranged from a low of approximately 34% to a high of 41% and finished the year near the lower end of the range. The strategy capitalized on the strong performance of U.S. equities as the U.S. stock exposure ranged from a low of approximately 24% to a high of almost 30%. Developed market equities (non-U.S.) reached a high balance of slightly over 9% with a low of 7% while emerging market equities tracked between approximately 2% and 4%. The portfolio’s broad allocations are subject to volatility controls designed to dampen the volatility of returns over time. Over a full market cycle, these volatility controls attempt to increase risk adjusted returns, by dampening volatility, and limiting downside in high volatility, declining equity markets.

Frank Koster

David Halfpap, CFP

Frank Rybinski, CFP

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Conservative VP

(formerly, Transamerica Index 35 VP)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	10 Years or Life of Class	Inception Date
Initial Class	7.67%	6.69%	11/19/2009
Barclays U.S. Aggregate Bond Index(A)	(2.02)%	3.72%
Transamerica Vanguard ETF Portfolio - Conservative VP Blended Benchmark(A)	7.82%	7.56%
Service Class	7.47%	6.46%	11/19/2009

NOTES

(A) The Transamerica Vanguard ETF Portfolio - Conservative VP Blended Benchmark is composed of the following benchmarks: Barclays U.S. Aggregate Bond Index 65%, MSCI U.S. Broad Market Index 25%, and FTSE All-World Index ex-U.S.10%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies. The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Conservative VP

(formerly, Transamerica Index 35 VP)

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)

Transamerica Vanguard ETF Portfolio - Conservative VP
Initial Class	$1,000.00	$1,059.60	$1.78	$1,023.75	$1.75	0.34%
Service Class	1,000.00	1,058.40	3.15	1,022.42	3.09	0.60

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Conservative VP

(formerly, Transamerica Index 35 VP)

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Capital Markets	88.2%
Region Fund - European	5.5
Region Fund - Asian Pacific	3.5
Securities Lending Collateral	2.2
Emerging Markets - Equity	2.1
Repurchase Agreement	1.2
Other Assets and Liabilities - Net	(2.7)
Total	100.0%

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Conservative VP

(formerly, Transamerica Index 35 VP)

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
INVESTMENT COMPANIES - 99.3%
Capital Markets - 88.2%
Vanguard Extended Market ETF (A)	153,837	$ 12,722,320
Vanguard Intermediate-Term Bond ETF	195,801	15,996,942
Vanguard Long-Term Bond ETF	126,899	10,376,531
Vanguard Mortgage-Backed Securities ETF (A)	376,588	19,236,115
Vanguard S&P 500 ETF (A)	301,301	50,965,064
Vanguard Short-Term Bond ETF	431,000	34,449,830
Vanguard Total Bond Market ETF	3,337,162	266,939,589
Vanguard Total Stock Market ETF	995,447	95,483,276
Emerging Markets - Equity - 2.1%
Vanguard FTSE Emerging Markets ETF (A)	295,606	12,161,231
Region Fund - Asian Pacific - 3.5%
Vanguard FTSE Pacific ETF	322,160	19,748,408
Region Fund - European - 5.5%
Vanguard FTSE Europe ETF	540,257	31,767,111

Total Investment Companies (cost $552,916,237)		569,846,417

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (B)	12,664,798	$ 12,664,798

Total Securities Lending Collateral (cost $12,664,798)		12,664,798

	Principal	Value
REPURCHASE AGREEMENT - 1.2%
State Street Bank & Trust Co. 0.01% (B), dated 12/31/2013, to be repurchased at $6,691,706 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 01/01/2033, with a value of $6,828,216.	$ 6,691,701	6,691,701

Total Repurchase Agreement (cost $6,691,701)		6,691,701

Total Investment Securities (cost $572,272,736) (C)		589,202,916
Other Assets and Liabilities - Net - (2.7)%		(15,294,061)

Net Assets - 100.0%		$ 573,908,855

VALUATION SUMMARY: (D)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Investment Companies	$569,846,417	$—	$—	$569,846,417
Securities Lending Collateral	12,664,798	—	—	12,664,798
Repurchase Agreement	—	6,691,701	—	6,691,701
Total Investment Securities	$582,511,215	$6,691,701	$—	$589,202,916

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $12,404,873. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate shown reflects the yield at December 31, 2013.
(C)	Aggregate cost for federal income tax purposes is $576,718,687. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $19,201,788 and $6,717,559, respectively. Net unrealized appreciation for tax purposes is $12,484,229.
(D)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITION:

ETF	Exchange-Traded Fund

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Conservative VP

(formerly, Transamerica Index 35 VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investments in investment companies, at value (cost: $565,581,035) (including securities loaned of $12,404,873)	$582,511,215
Repurchase agreement, at value (cost: $6,691,701)	6,691,701
Cash	203,475
Receivables:
Shares sold	136,731
Investment securities sold	3,000,694
Interest	2
Securities lending income (net)	1,677
Prepaid expenses	9,836

Total assets	592,555,331

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	175,058
Investment securities purchased	5,485,502
Management and advisory fees	143,757
Distribution and service fees	123,655
Administration fees	12,366
Transfer agent fees	1,494
Trustees fees	220
Audit and tax fees	20,632
Custody fees	2,918
Legal fees	2,671
Printing and shareholder reports fees	12,423
Other	982
Collateral for securities on loan	12,664,798

Total liabilities	18,646,476

Net assets	$573,908,855

Net assets consist of:
Capital stock ($0.01 par value)	$469,523
Additional paid-in capital	532,472,839
Undistributed (accumulated) net investment income (loss)	8,318,970
Undistributed (accumulated) net realized gain (loss)	15,717,343
Net unrealized appreciation (depreciation) on:
Investment companies	16,930,180

Net assets	$573,908,855

Net assets by class:
Initial Class	$11,248
Service Class	573,897,607

Shares outstanding:
Initial Class	914
Service Class	46,951,371

Net asset value and offering price per share:
Initial Class	$12.30	(A)
Service Class	12.22

(A)	Net asset value differs from calculated net asset value per share due to rounding.

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income from investment companies	$11,281,111
Interest income	574
Securities lending income (net)	43,145

Total investment income	11,324,830

Expenses:
Management and advisory	1,459,489
Distribution and service:
Service Class	1,249,517
Administration	124,955
Transfer agent	7,397
Trustees	14,643
Audit and tax	20,782
Custody	36,512
Legal	21,216
Printing and shareholder reports	48,228
Other	21,627

Total expenses	3,004,366

Net investment income (loss)	8,320,464

Net realized gain (loss) on transactions from:
Investment companies	17,182,022
Distributions from investment companies	789,657

Net realized gain (loss)	17,971,679

Net change in unrealized appreciation (depreciation) on:
Investment companies	9,815,205

Net change in unrealized appreciation (depreciation)	9,815,205

Net realized and change in unrealized gain (loss)	27,786,884

Net increase (decrease) in net assets resulting from operations	$36,107,348

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Conservative VP

(formerly, Transamerica Index 35 VP)

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$8,320,464	$6,741,442
Net realized gain (loss)	17,971,679	6,672,700
Net change in unrealized appreciation (depreciation)	9,815,205	6,356,545
Net increase (decrease) in net assets resulting from operations	36,107,348	19,770,687

Distributions to shareholders:
Net investment income:
Initial Class	(153)	(114)
Service Class	(6,742,782)	(3,522,497)
Total distributions from net investment income	(6,742,935)	(3,522,611)
Net realized gains:
Initial Class	(154)	(93)
Service Class	(7,591,316)	(3,151,715)
Total distributions from net realized gains	(7,591,470)	(3,151,808)
Total distributions to shareholders	(14,334,405)	(6,674,419)

Capital share transactions:
Proceeds from shares sold:
Initial Class	—	46
Service Class	204,721,699	185,063,132
	204,721,699	185,063,178
Dividends and distributions reinvested:
Initial Class	307	207
Service Class	14,334,098	6,674,212
	14,334,405	6,674,419
Cost of shares redeemed:
Initial Class	—	(282,405)
Service Class	(73,523,001)	(25,108,691)
	(73,523,001)	(25,391,096)
Net increase (decrease) in net assets resulting from capital share transactions	145,533,103	166,346,501

Net increase (decrease) in net assets	167,306,046	179,442,769

Net assets:
Beginning of year	406,602,809	227,160,040
End of year	$573,908,855	$406,602,809
Undistributed (accumulated) net investment income (loss)	$8,318,970	$6,741,545

Share activity:
Shares issued:
Initial Class	—	—
Service Class	17,083,360	16,077,099
	17,083,360	16,077,099
Shares issued-reinvested from dividends and distributions:
Initial Class	26	18
Service Class	1,228,286	582,392
	1,228,312	582,410
Shares redeemed:
Initial Class	—	(24,387)
Service Class	(6,129,397)	(2,179,680)
	(6,129,397)	(2,204,067)
Net increase (decrease) in shares outstanding:
Initial Class	26	(24,369)
Service Class	12,182,249	14,479,811
	12,182,275	14,455,442

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Conservative VP

(formerly, Transamerica Index 35 VP)

FINANCIAL HIGHLIGHTS

For the period or years ended:

For a share outstanding throughout each period/year	Initial Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010		December 31, 2009(A)
Net asset value
Beginning of period/year	$11.76	$11.24	$10.97	$10.00		$10.00
Investment operations
Net investment income (loss)(B)(C)	0.23	0.21	0.27	0.27		0.07
Net realized and unrealized gain (loss)	0.65	0.55	0.11	0.70		(0.07)
Total investment operations	0.88	0.76	0.38	0.97		—
Distributions
Net investment income	(0.17)	(0.13)	(0.08)	—	(D)	—
Net realized gains	(0.17)	(0.11)	(0.03)	—		—
Total distributions	(0.34)	(0.24)	(0.11)	—	(D)	—
Net asset value
End of period/year	$12.30	$11.76	$11.24	$10.97		$10.00
Total return(E)	7.67%	6.78%	3.49%	9.72%		—	%(F)
Net assets end of period/year (000’s)	$11	$11	$284	$275		$250
Ratio and supplemental data
Expenses to average net assets(G)
After (waiver/reimbursement) recapture	0.35%	0.37%	0.37%	0.37%		0.37	%(H)
Before (waiver/reimbursement) recapture	0.35%	0.36%	0.37%	0.45%		27.72	%(H)
Net investment income (loss) to average net assets(C)	1.88%	1.83%	2.44%	2.60%		5.92	%(H)
Portfolio turnover rate(I)	86%	47%	47%	13%		1	%(F)

(A)	Commenced operations on November 19, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies in which the portfolio invests.
(H)	Annualized.
(I)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Conservative VP

(formerly, Transamerica Index 35 VP)

FINANCIAL HIGHLIGHTS (continued)

For the period or years ended:

For a share outstanding throughout each period/year	Service Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010		December 31, 2009(A)
Net asset value
Beginning of period/year	$11.69	$11.18	$10.94	$10.00		$10.00
Investment operations
Net investment income (loss)(B)(C)	0.20	0.25	0.27	0.33		0.10
Net realized and unrealized gain (loss)	0.65	0.49	0.07	0.61		(0.10)
Total investment operations	0.85	0.74	0.34	0.94		—
Distributions
Net investment income	(0.15)	(0.12)	(0.07)	—	(D)	—
Net realized gains	(0.17)	(0.11)	(0.03)	—		—
Total distributions	(0.32)	(0.23)	(0.10)	—	(D)	—
Net asset value
End of period/year	$12.22	$11.69	$11.18	$10.94		$10.00
Total return(E)	7.47%	6.62%	3.17%	9.42%		—	%(F)
Net assets end of period/year (000’s)	$573,898	$406,592	$226,876	$84,673		$1,755
Ratio and supplemental data
Expenses to average net assets(G)
After (waiver/reimbursement) recapture	0.60%	0.62%	0.62%	0.62%		0.62	%(H)
Before (waiver/reimbursement) recapture	0.60%	0.61%	0.62%	0.70%		27.97	%(H)
Net investment income (loss) to average net assets(C)	1.66%	2.14%	2.42%	3.14%		8.60	%(H)
Portfolio turnover rate(I)	86%	47%	47%	13%		1	%(F)

(A)	Commenced operations on November 19, 2009.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies in which the portfolio invests.
(H)	Annualized.
(I)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Conservative VP

(formerly, Transamerica Index 35 VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective May 1, 2013, Transamerica Index 35 VP changed its name to Transamerica Vanguard ETF Portfolio — Conservative VP (the “Portfolio”). The Portfolio is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Conservative VP

(formerly, Transamerica Index 35 VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Conservative VP

(formerly, Transamerica Index 35 VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Conservative VP

(formerly, Transamerica Index 35 VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management, LLC (“AUIM”) is both an affiliate and sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $50 million	0.320%
Over $50 million up to $250 million	0.300%
Over $250 million	0.280%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.37%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Conservative VP

(formerly, Transamerica Index 35 VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$569,034,522
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	428,893,703
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$111
Undistributed (accumulated) net investment income (loss)	(104)
Undistributed (accumulated) net realized gain (loss)	(7)

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Conservative VP

(formerly, Transamerica Index 35 VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

At December 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2013.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$8,925,111
Long-Term Capital Gain	5,409,294

2012 Distributions paid from:
Ordinary Income	4,922,131
Long-Term Capital Gain	1,752,288

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$12,780,741
Undistributed Long-term Capital Gain	15,701,523
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	12,484,229
Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Vanguard ETF Portfolio - Conservative VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Vanguard ETF Portfolio - Conservative VP (formerly, Transamerica Index 35 VP) (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Vanguard ETF Portfolio - Conservative VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Conservative VP

(formerly, Transamerica Index 35 VP)

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $5,409,294 for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Growth VP

(formerly, Transamerica Index 75 VP)

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended December 31, 2013 much quieter than it began. At the beginning of 2013 investors’ minds were preoccupied with the U.S. fiscal cliff, which was averted in the twelfth hour. Economic growth became the next area of concern as sluggish growth both here and abroad continued to prevail. As the year progressed, worldwide economic growth slowly started showing signs of acceleration, albeit modestly, and, combined with still fairly aggressive central banks around the world, set the stage for risk assets continuing their methodical ascent into the end of the fiscal year.

The European crisis was replaced by a concern over growth in emerging markets, most notably China. A direct result of this concern was a weakening in global commodity prices and a severe correction in both emerging debt and stock market indices during the middle of the fiscal year.

The U.S. economy has struggled to gain a desired rate of economic growth, as employment continues to be subpar this late in the economic cycle. Sequestration added a significant drag to the economy as well. A new concern for investors stemmed from the U.S. Federal Reserve’s (“Fed”) many facets of quantitative easing, and how the Fed would eventually ease up on the accelerator, or “tapering,” as it became known. The surprise announcement by the Fed in May 2013 that they were thinking of tapering their prospective purchases of securities, led to a mini sell-off of risk assets in subsequent months. The most significant reaction to the news was in U.S. Treasuries, as they backed-up well over 100 basis points from their lows during the summer of 2012. If this wasn’t enough drama, the Fed decided in September to not taper! Not to be outdone by the September surprise, the Fed unexpectedly announced a small taper in December, removing some uncertainty as to the beginning-of-the-end of the latest round of quantitative easing. Many of the macroeconomic issues over the past fiscal year that caused investor anxiety have quietly been put to rest. This is reflected in risk assets priced to near perfection.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Vanguard ETF Portfolio - Growth VP, Initial Class returned 19.09%. By comparison, its primary and secondary benchmarks, the MSCI U.S. Broad Market Index and the Transamerica Vanguard ETF Portfolio - Growth VP Blended Benchmark (“blended benchmark”), returned 33.62% and 19.80%, respectively.

The blended benchmark is comprised of the MSCI U.S. Broad Market Index 52%, the Barclays U.S. Aggregate Bond Index 25%, and the FTSE All-World Index ex-U.S. 23%.

STRATEGY REVIEW

As alluded to above, the broad themes across the capital markets for 2013 were higher interest rates, particularly on the longer end of the yield curve, and higher equity valuations. The 10 year U.S. Treasury yield increased roughly 120 basis points ending the year at just over a 3% yield. This resulted in a total return for the Barclays U.S. Aggregate Bond Index of (2.02)% for the year. In contrast, equities rallied persistently (with only a few exceptions) with the S&P 500® registering a total return of over 30% for the year. This counter cyclical performance is why we manage combination portfolios like the Transamerica Vanguard ETF Portfolio - Growth VP, combining equities with fixed income to meet risk tolerance levels consistent with desired upside potential and downside protection.

The most significant contributors to the positive annual performance were U.S. equities including the total U.S. stock market and the S&P 500®. European and Asia Pacific as well as U.S. large cap equities also positively contributed. Fixed income securities exposed to interest rates, both intermediate and long duration bonds in particular, were the largest performance detractors for the year. The weakness across emerging markets also resulted in a decline in those equities.

During the course of the year equity exposure in the strategy ranged from a low of approximately 63% to a high of almost 80% and finished the year near the lower end of the range. The strategy capitalized on the strong performance of U.S. equities as the U.S. stock exposure ranged from a low of approximately 44% to a high of almost 58%. Developed market equities (non-U.S.) reached a high balance of slightly below 20% with a low of 14% while emerging market equities tracked between approximately 3% and 8%. The portfolio’s broad allocations are subject to volatility controls designed to dampen the volatility of returns over time. Over a full market cycle, these volatility controls attempt to increase risk adjusted returns, by dampening volatility, and limiting downside in high volatility, declining equity markets.

Frank Koster

David Halfpap, CFA

Frank Rybinski, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Growth VP

(formerly, Transamerica Index 75 VP)

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	19.09%	13.06%	5.44%	05/01/2008
MSCI U.S. Broad Market Index(A)	33.62%	18.89%	8.00%
Transamerica Vanguard ETF Portfolio - Growth VP Blended Benchmark(A)	19.80%	14.29%	6.00%
Service Class	18.78%	12.77%	5.15%	05/01/2008

NOTES

(A) The Transamerica Vanguard ETF Portfolio - Growth VP Blended Benchmark is composed of the following benchmarks: MSCI U.S. Broad Market Index 52%, Barclays U.S. Aggregate Bond Index 25%, and FTSE All-World Index ex-U.S. 23%. All benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies. The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Growth VP

(formerly, Transamerica Index 75 VP)

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)
Transamerica Vanguard ETF Portfolio - Growth VP
Initial Class	$1,000.00	$1,121.30	$1.84	$1,023.75	$1.75	0.34%
Service Class	1,000.00	1,120.00	3.19	1,022.47	3.04	0.59

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios do not include expenses of the investment companies in which the portfolio invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Capital Markets	78.4%
Region Fund - European	10.4
Securities Lending Collateral	9.8
Region Fund - Asian Pacific	6.4
Emerging Markets - Equity	3.9
Repurchase Agreement	1.3
Other Assets and Liabilities - Net	(10.2)
Total	100.0%

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Growth VP

(formerly, Transamerica Index 75 VP)

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
INVESTMENT COMPANIES - 99.1%
Capital Markets - 78.4%
Vanguard Extended Market ETF	1,298,036	$ 107,347,577
Vanguard Intermediate-Term Bond ETF (A)	93,888	7,670,650
Vanguard Long-Term Bond ETF (A)	62,253	5,090,428
Vanguard Mortgage-Backed Securities ETF	182,716	9,333,133
Vanguard S&P 500 ETF (A)	2,548,454	431,070,994
Vanguard Short-Term Bond ETF (A)	208,935	16,700,174
Vanguard Total Bond Market ETF (A)	8,356,140	668,407,639
Vanguard Total Stock Market ETF (A)	5,202,336	499,008,069
Emerging Markets - Equity - 3.9%
Vanguard FTSE Emerging Markets ETF (A)	2,130,617	87,653,584
Region Fund - Asian Pacific - 6.4%
Vanguard FTSE Pacific ETF (A)	2,325,001	142,522,561
Region Fund - European - 10.4%
Vanguard FTSE Europe ETF	3,928,234	230,980,159

Total Investment Companies (cost $2,052,186,326)		2,205,784,968

	Shares	Value
SECURITIES LENDING COLLATERAL - 9.8%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (B)	218,808,977	$ 218,808,977

Total Securities Lending Collateral (cost $218,808,977)		218,808,977

	Principal	Value
REPURCHASE AGREEMENT - 1.3%
State Street Bank & Trust Co. 0.01% (B), dated 12/31/2013, to be repurchased at $28,850,063 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 03/01/2033, and with a value of $29,430,570.	$ 28,850,047	28,850,047

Total Repurchase Agreement (cost $28,850,047)		28,850,047

Total Investment Securities (cost $2,299,845,350) (C)		2,453,443,992
Other Assets and Liabilities - Net - (10.2)%		(226,993,212)

Net Assets - 100.0%		$ 2,226,450,780

VALUATION SUMMARY: (D)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Investment Companies	$2,205,784,968	$—	$—	$2,205,784,968
Securities Lending Collateral	218,808,977	—	—	218,808,977
Repurchase Agreement	—	28,850,047	—	28,850,047
Total Investment Securities	$2,424,593,945	$28,850,047	$—	$2,453,443,992

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $214,210,294. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate shown reflects the yield at December 31, 2013.
(C)	Aggregate cost for federal income tax purposes is $2,317,646,783. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $142,321,419 and $6,524,210, respectively. Net unrealized appreciation for tax purposes is $135,797,209.
(D)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITION:

ETF	Exchange-Traded Fund

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Growth VP

(formerly, Transamerica Index 75 VP)

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment companies, at value (cost: $2,270,995,303)
(including securities loaned of $214,210,294)	$2,424,593,945
Repurchase agreement, at value (cost: $28,850,047)	28,850,047
Cash	706,347
Receivables:
Shares sold	4,946,147
Investment securities sold	103,484,254
Interest	8
Dividends	1
Securities lending income (net)	38,280
Prepaid expenses	27,471

Total assets	2,562,646,500

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	1,667
Investment securities purchased	116,224,439
Management and advisory fees	533,804
Distribution and service fees	469,894
Administration fees	47,191
Transfer agent fees	5,205
Trustees fees	1,451
Audit and tax fees	43,278
Custody fees	5,299
Legal fees	7,913
Printing and shareholder reports fees	29,775
Other	16,827
Collateral for securities on loan	218,808,977

Total liabilities	336,195,720

Net assets	$2,226,450,780

Net assets consist of:
Capital stock ($0.01 par value)	$2,020,114
Additional paid-in capital	1,906,432,525
Undistributed (accumulated) net investment income (loss)	27,620,453
Undistributed (accumulated) net realized gain (loss)	136,779,046
Net unrealized appreciation (depreciation) on: Investment companies	153,598,642

Net assets	$2,226,450,780

Net assets by class:
Initial Class	$9,509,669
Service Class	2,216,941,111

Shares outstanding:
Initial Class	853,535
Service Class	201,157,886

Net asset value and offering price per share:
Initial Class	$11.14
Service Class	11.02

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income from investment companies	$36,816,838
Interest income	1,972
Securities lending income (net)	447,784

Total investment income	37,266,594

Expenses:
Management and advisory	4,643,101
Distribution and service:
Service Class	4,074,352
Administration	409,205
Transfer agent	24,382
Trustees	46,674
Audit and tax	40,498
Custody	63,556
Legal	68,131
Printing and shareholder reports	193,858
Other	70,667

Total expenses	9,634,424

Net investment income (loss)	27,632,170

Net realized gain (loss) on transactions from:
Investment companies	149,635,365
Distributions from investment companies	1,144,975

Net realized gain (loss)	150,780,340

Net change in unrealized appreciation (depreciation) on:
Investment companies	99,819,020

Net change in unrealized appreciation (depreciation)	99,819,020

Net realized and change in unrealized gain (loss)	250,599,360

Net increase (decrease) in net assets resulting from operations	$278,231,530

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Growth VP

(formerly, Transamerica Index 75 VP)

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$27,632,170	$21,266,119
Net realized gain (loss)	150,780,340	25,034,307
Net change in unrealized appreciation (depreciation)	99,819,020	59,364,152
Net increase (decrease) in net assets resulting from operations	278,231,530	105,664,578

Distributions to shareholders:
Net investment income:
Initial Class	(107,781)	(96,222)
Service Class	(21,160,066)	(16,335,230)
Total distributions from net investment income	(21,267,847)	(16,431,452)
Net realized gains:
Initial Class	(155,769)	(436,716)
Service Class	(34,175,371)	(83,323,437)
Total distributions from net realized gains	(34,331,140)	(83,760,153)
Total distributions to shareholders	(55,598,987)	(100,191,605)

Capital share transactions:
Proceeds from shares sold:
Initial Class	3,747,311	4,654,680
Service Class	715,220,475	242,883,036
	718,967,786	247,537,716
Issued from fund acquisition:
Initial Class	1,799,406	—
Service Class	152,270,461	—
	154,069,867	—
Dividends and distributions reinvested:
Initial Class	263,550	532,938
Service Class	55,335,437	99,658,667
	55,598,987	100,191,605
Cost of shares redeemed:
Initial Class	(1,409,028)	(2,930,125)
Service Class	(68,311,422)	(57,313,308)
	(69,720,450)	(60,243,433)
Net increase (decrease) in net assets resulting from capital share transactions	858,916,190	287,485,888
Net increase (decrease) in net assets	1,081,548,733	292,958,861

Net assets:
Beginning of year	1,144,902,047	851,943,186
End of year	$2,226,450,780	$1,144,902,047
Undistributed (accumulated) net investment income (loss)	$27,620,453	$21,256,462

Share activity:
Shares issued:
Initial Class	358,761	464,052
Service Class	68,517,154	24,897,526
	68,875,915	25,361,578
Shares issued on fund acquisition:
Initial Class	171,960	—
Service Class	14,702,746	—
	14,874,706	—
Shares issued-reinvested from dividends and distributions:
Initial Class	25,587	57,367
Service Class	5,425,043	10,820,702
	5,450,630	10,878,069
Shares redeemed:
Initial Class	(133,608)	(300,711)
Service Class	(6,607,191)	(5,882,708)
	(6,740,799)	(6,183,419)

Net increase (decrease) in shares outstanding:
Initial Class	422,700	220,708
Service Class	82,037,752	29,835,520
	82,460,452	30,056,228

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Growth VP

(formerly, Transamerica Index 75 VP)

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each year	Initial Class
December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$9.67	$9.60	$9.96	$9.01	$7.31
Investment operations
Net investment income (loss)(A)(B)	0.20	0.22	0.20	0.28	0.16
Net realized and unrealized gain (loss)	1.62	0.87	(0.29)	0.87	1.57
Total investment operations	1.82	1.09	(0.09)	1.15	1.73
Distributions
Net investment income	(0.14)	(0.18)	(0.16)	(0.11)	(0.03)
Net realized gains	(0.21)	(0.84)	(0.11)	(0.09)	—	(C)
Total distributions	(0.35)	(1.02)	(0.27)	(0.20)	(0.03)
Net asset value
End of year	$11.14	$9.67	$9.60	$9.96	$9.01
Total return(D)	19.09%	11.79%	(0.86)%	13.15%	23.68%
Net assets end of year (000’s)	$9,510	$4,165	$2,017	$2,686	$1,016
Ratio and supplemental data
Expenses to average net assets(E)
After (waiver/reimbursement) recapture	0.34%	0.34%	0.34%	0.34%	0.37%
Before (waiver/reimbursement) recapture	0.34%	0.34%	0.34%	0.34%	0.35%
Net investment income (loss) to average net assets(B)	1.92%	2.24%	1.94%	2.99%	2.17%
Portfolio turnover rate(F)	98%	76%	79%	7%	24%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies in which the portfolio invests.
(F)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Growth VP

(formerly, Transamerica Index 75 VP)

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each year	Service Class
December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value
Beginning of year	$9.58	$9.52	$9.89	$8.95	$7.29
Investment operations
Net investment income (loss)(A)(B)	0.18	0.21	0.20	0.20	0.23
Net realized and unrealized gain (loss)	1.60	0.85	(0.32)	0.93	1.46
Total investment operations	1.78	1.06	(0.12)	1.13	1.69
Distributions
Net investment income	(0.13)	(0.16)	(0.15)	(0.10)	(0.03)
Net realized gains	(0.21)	(0.84)	(0.10)	(0.09)	—	(C)
Total distributions	(0.34)	(1.00)	(0.25)	(0.19)	(0.03)
Net asset value
End of year	$11.02	$9.58	$9.52	$9.89	$8.95
Total return(D)	18.78%	11.55%	(1.13)%	13.00%	23.18%
Net assets end of year (000’s)	$2,216,941	$1,140,737	$849,926	$705,936	$431,394
Ratio and supplemental data
Expenses to average net assets(E)
After (waiver/reimbursement) recapture	0.59%	0.59%	0.59%	0.59%	0.62%
Before (waiver/reimbursement) recapture	0.59%	0.59%	0.59%	0.59%	0.60%
Net investment income (loss) to average net assets(B)	1.69%	2.13%	2.02%	2.25%	2.75%
Portfolio turnover rate(F)	98%	76%	79%	7%	24%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the investment companies in which the portfolio invests.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies in which the portfolio invests.
(F)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Growth VP

(formerly, Transamerica Index 75 VP)

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective May 1, 2013, Transamerica Index 75 VP changed its name to Transamerica Vanguard ETF Portfolio - Growth VP (the “Portfolio”). The Portfolio is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Growth VP

(formerly, Transamerica Index 75 VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Growth VP

(formerly, Transamerica Index 75 VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Growth VP

(formerly, Transamerica Index 75 VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management, LLC (“AUIM”) is both an affiliate and sub-adviser of the Portfolio.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $50 million	0.320%
Over $50 million up to $250 million	0.300%
Over $250 million	0.280%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.37%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, there were no amounts reimbursed/waived or recaptured by TAM. There were no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Growth VP

(formerly, Transamerica Index 75 VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$2,277,865,484
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	1,609,253,142
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to wash sales, merger adjustments, and organizational costs.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$1,840
Undistributed (accumulated) net investment income (loss)	(332)
Undistributed (accumulated) net realized gain (loss)	(1,508)

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Growth VP

(formerly, Transamerica Index 75 VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

At December 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2013.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$28,917,984
Long-Term Capital Gain	26,681,003

2012 Distributions paid from:
Ordinary Income	19,650,722
Long-Term Capital Gain	80,540,883

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$66,180,741

Undistributed Long-term Capital Gain	116,028,417

Capital Loss Carryforwards	—

Post October Short-Term Capital Loss Deferral	—

Post October Long-Term Capital Loss Deferral	—

Late Year Ordinary Loss Deferral	—

Net Unrealized Appreciation (Depreciation)	135,797,209

Other Temporary Differences	(8,226)

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 7. REORGANIZATION

On May 1, 2013, Transamerica Vanguard ETF Portfolio - Growth VP acquired all of the net assets of Transamerica Efficient Markets VP pursuant to a Plan of Reorganization. Transamerica Vanguard ETF Portfolio - Growth VP is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 14,874,706 shares of Transamerica Vanguard ETF Portfolio - Growth VP for 12,053,880 shares of Transamerica Efficient Markets VP outstanding on May 1, 2013. Transamerica Efficient Markets VP’s net assets at that date, $154,069,867, including $1,861,130 unrealized appreciation, were combined with those of Transamerica Vanguard ETF Portfolio - Growth VP. The aggregate net assets of Transamerica Vanguard ETF Portfolio - Growth VP immediately before the acquisition were $1,370,840,905; the combined net assets of Transamerica Vanguard ETF Portfolio - Growth VP immediately after the acquisition were $1,524,910,772. Shares issued with the acquisition were as follows:

Transamerica Efficient Markets VP

Class	Shares	Amount
Initial	171,960	$1,799,406
Service	14,702,746	152,270,461

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Growth VP

(formerly, Transamerica Index 75 VP)

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 7. (continued)

The exchange ratio of the reorganization for the Portfolio is as follows (Transamerica Vanguard ETF Portfolio - Growth VP shares issuable/ Transamerica Efficient Markets VP shares outstanding on May 1, 2013):

Transamerica Efficient Markets VP

Class	Exchange Ratio
Initial	1.23
Service	1.23

Assuming the reorganization had been completed on January 1, 2013, the beginning of the annual reporting period of the Portfolio, the Portfolio’s pro forma results of operations for the year ended December 31, 2013, are as follows:

Net Investment Income (Loss)	$29,006,220
Net Realized and Change in Unrealized Gain (Loss)	259,027,599
Net Increase (Decrease) in Net Assets Resulting from Operations	288,033,819

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of Transamerica Efficient Markets VP that have been included in Transamerica Vanguard ETF Portfolio - Growth VP’s Statement of Operations since May 1, 2013.

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica Vanguard ETF Portfolio - Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica Vanguard ETF Portfolio - Growth VP (formerly, Transamerica Index 75 VP) (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Vanguard ETF Portfolio - Growth VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica Vanguard ETF Portfolio - Growth VP

(formerly, Transamerica Index 75 VP)

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $26,681,003 for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica WMC Diversified Growth II VP

(unaudited)

MARKET ENVIRONMENT

Global equities surged in the first quarter of 2013 as solid corporate earnings results and favorable global liquidity dynamics lifted enthusiasm for stocks. Further monetary easing by the Bank of Japan and a steadily improving U.S. economy also fueled the rally, which continued at a more modest pace in the second quarter. Solid gains in April and the first half of May paused following comments by U.S. Federal Reserve Chairman Ben Bernanke which suggested the U.S. Federal Reserve (“Fed”) might begin to slow quantitative easing sooner than investors anticipated. Nonetheless, equities resumed their ascent in the third quarter as the surprising “no taper” decision by the Federal Open Market Committee eased near-term concerns about rapidly rising interest rates derailing the economic recovery. Additionally, accommodative policy from the European Central Bank, along with encouraging economic data from China, further evidence of a European economic recovery, and solid corporate earnings contributed to a broad-based global equity rally that extended through the end of the year. In December, the year ended with an optimistic tone as investors cheered the elimination of two market overhangs: the timing of Fed tapering, and the threat of another government shutdown in January of the following year.

In this environment, all ten sectors in the Russell 1000® Growth Index posted positive returns for the period. The health care 48.2% and consumer discretionary 44.5% sectors posted the largest gains, while the telecom services 17.4% and consumer staples 24.0% sectors lagged.

PERFORMANCE

For the year ended December 31, 2013, Transamerica WMC Diversified Growth II VP, Initial Class returned 33.43%. By comparison, its benchmark, the Russell 1000® Growth Index returned 33.48%.

STRATEGY REVIEW

The strategy’s investment process leverages the extensive research resources of Wellington Management, and emphasizes a balance of growth, quality, and valuation criteria in selecting stocks. We utilize risk analysis tools to help maintain the portfolio’s emphasis on stock selection and minimize other sources of relative risk. With this bottom-up approach incorporating diversified sources of alpha and effective risk analysis, our goal is to generate consistent outperformance over time.

Sector allocation, a residual of the bottom up stock selection process, contributed to performance for the year. During the period, positive relative results, due largely to an underweight position in consumer staples and an overweight position in health care, were able to offset negative relative results from an overweight position in information technology and a frictional cash position in a rising market. Security selection negatively affected the portfolio’s relative performance, due largely to weak stock selection within the consumer discretionary and materials sectors.

The largest contributors to relative returns during the period included positions in software manufacturer Yahoo and underweight positions in International Business Machines (not held at period end) and Apple. Positions in aerospace firm Boeing and biopharmaceutical company Celgene also contributed positively to relative returns.

The largest relative detractors during the year included Altera and Broadcom, both semiconductor manufacturers, as well as technology hardware provider Cisco Systems. The portfolio’s position in Allied Nevada Gold (not held at period end), a mining company, also detracted from relative returns during the period.

As of the end of the year, the portfolio was most overweight in the information technology and health care sectors, and most underweight in the consumer staples and materials sectors.

Paul E. Marrkand, CFA

Portfolio Manager

Wellington Management Company, LLP

Transamerica Series Trust	Annual Report 2013

Transamerica WMC Diversified Growth II VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	33.43%	18.78%	8.44%	12/30/2003
Russell 1000® Growth Index	33.48%	20.39%	7.83%

NOTES

(A) The Russell 1000® Growth Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the inception date of the class. You cannot invest directly in an index.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2013

Transamerica WMC Diversified Growth II VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical portfolio’s expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio
Transamerica WMC Diversified Growth II VP	$1,000.00	$1,177.50	$1.66	$1,023.95	$1.55	0.30%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	100.2%
Securities Lending Collateral	22.2
Repurchase Agreement	0.1
Other Assets and Liabilities - Net	(22.5)
Total	100.0%

Transamerica Series Trust	Annual Report 2013

Transamerica WMC Diversified Growth II VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
COMMON STOCKS - 100.2%
Aerospace & Defense - 5.5%
Boeing Co.	2,191	$ 299,050
Honeywell International, Inc.	1,936	176,892
United Technologies Corp.	2,054	233,745
Air Freight & Logistics - 1.2%
United Parcel Service, Inc. - Class B (A)	1,467	154,152
Automobiles - 0.7%
Ford Motor Co.	5,529	85,312
Beverages - 0.6%
Anheuser-Busch InBev NV - ADR	739	78,674
Biotechnology - 7.3%
Amgen, Inc.	2,548	290,880
Biogen IDEC, Inc. (B)	627	175,403
Celgene Corp. (B)	1,434	242,289
Gilead Sciences, Inc. (A) (B)	3,088	232,063
Chemicals - 0.6%
Monsanto Co.	167	19,464
Sherwin-Williams Co.	339	62,206
Commercial Services & Supplies - 0.8%
ADT Corp. (A)	1,064	43,060
Tyco International, Ltd.	1,639	67,265
Communications Equipment - 3.0%
Cisco Systems, Inc.	8,008	179,779
QUALCOMM, Inc.	2,743	203,668
Computers & Peripherals - 6.7%
Apple, Inc.	699	392,216
NetApp, Inc.	5,424	223,143
SanDisk Corp.	1,957	138,047
Western Digital Corp.	1,454	121,991
Consumer Finance - 1.7%
American Express Co.	2,416	219,204
Diversified Financial Services - 2.7%
Bank of America Corp.	9,495	147,837
IntercontinentalExchange Group, Inc.	569	127,980
JPMorgan Chase & Co.	1,253	73,275
Electrical Equipment - 0.9%
Rockwell Automation, Inc. - Class B	962	113,670
Energy Equipment & Services - 1.6%
National Oilwell Varco, Inc.	1,345	106,968
Oceaneering International, Inc.	1,211	95,523
Food & Staples Retailing - 1.8%
Costco Wholesale Corp.	926	110,203
CVS Caremark Corp.	1,718	122,957
Food Products - 0.7%
Green Mountain Coffee Roasters, Inc. - Series C (A) (B)	1,263	95,458
Health Care Equipment & Supplies - 4.1%
Becton Dickinson and Co.	1,034	114,247
CR Bard, Inc.	899	120,412
Medtronic, Inc.	2,726	156,445
Zimmer Holdings, Inc. - Class A	1,478	137,735
Health Care Providers & Services - 2.9%
Aetna, Inc.	1,447	99,250
Express Scripts Holding Co. (A) (B)	1,728	121,374
McKesson Corp.	967	156,074
Hotels, Restaurants & Leisure - 3.5%
Chipotle Mexican Grill, Inc. - Class A (A) (B)	166	88,442
Starwood Hotels & Resorts Worldwide, Inc.	1,674	132,999
Wyndham Worldwide Corp.	1,991	146,717

	Shares	Value
Hotels, Restaurants & Leisure (continued)
Wynn Resorts, Ltd. (A)	459	$ 89,142
Household Durables - 0.7%
PulteGroup, Inc. (A)	4,664	95,006
Industrial Conglomerates - 3.1%
3M Co.	1,503	210,796
Danaher Corp.	2,487	191,996
Internet & Catalog Retail - 2.5%
Amazon.com, Inc. (B)	301	120,036
HomeAway, Inc. (B)	1,406	57,477
priceline.com, Inc. (B)	123	142,975
Internet Software & Services - 8.6%
eBay, Inc. (A) (B)	1,238	67,954
Facebook, Inc. - Class A (B)	3,558	194,480
Google, Inc. - Class A (B)	443	496,474
IAC/InterActiveCorp	2,678	183,952
LinkedIn Corp. - Class A (A) (B)	271	58,761
Yahoo! Inc. (B)	2,823	114,162
IT Services - 3.1%
Alliance Data Systems Corp. (A) (B)	414	108,853
Paychex, Inc. (A)	1,578	71,846
Visa, Inc. - Class A (A)	1,007	224,239
Machinery - 3.2%
Dover Corp.	1,263	121,930
Illinois Tool Works, Inc. - Class A (A)	1,355	113,928
Parker Hannifin Corp. (A)	1,396	179,582
Media - 5.4%
Comcast Corp. - Class A	4,616	239,870
Discovery Communications, Inc. - Series A (A) (B)	895	80,926
Omnicom Group, Inc. (A)	1,869	138,998
Scripps Networks Interactive, Inc. - Class A (A)	1,008	87,101
Twenty-First Century Fox, Inc. - Class A (A)	4,375	153,913
Multiline Retail - 0.6%
Dollar Tree, Inc. (A) (B)	1,433	80,850
Oil, Gas & Consumable Fuels - 1.5%
Apache Corp. (A)	776	66,689
Valero Energy Corp.	2,579	129,982
Pharmaceuticals - 2.6%
Eli Lilly & Co.	1,899	96,849
Johnson & Johnson	1,300	119,067
Merck & Co., Inc.	2,315	115,866
Semiconductors & Semiconductor Equipment - 3.6%
Altera Corp. (A)	6,348	206,500
Microchip Technology, Inc. (A)	1,957	87,576
Skyworks Solutions, Inc. (B)	1,390	39,698
Xilinx, Inc. (A)	2,765	126,969
Software - 11.3%
Check Point Software Technologies, Ltd. - Class A (A) (B)	2,703	174,398
Informatica Corp. (A) (B)	1,258	52,207
Intuit, Inc. (A)	1,060	80,899
Microsoft Corp.	16,676	624,183
NetSuite, Inc. (A) (B)	531	54,704
Oracle Corp.	9,609	367,640
Salesforce.com, Inc. (A) (B)	1,709	94,320
Splunk, Inc. (B)	265	18,197
Specialty Retail - 6.8%
Buckle, Inc. (A)	880	46,253
Home Depot, Inc.	3,011	247,926
Lowe’s Cos., Inc.	5,298	262,516

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica WMC Diversified Growth II VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
Specialty Retail (continued)
O’Reilly Automotive, Inc. (B)	878	$ 113,007
PetSmart, Inc. - Class A	1,026	74,642
TJX Cos., Inc. (A)	2,062	131,411
Textiles, Apparel & Luxury Goods - 0.9%
Lululemon Athletica, Inc. (A) (B)	554	32,703
NIKE, Inc. - Class B (A)	1,094	86,032

Total Common Stocks (cost $9,598,212)		12,981,550

SECURITIES LENDING COLLATERAL - 22.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (C)	2,884,893	2,884,893

Total Securities Lending Collateral (cost $2,884,893)		2,884,893

Principal	Value
REPURCHASE AGREEMENT - 0.1%

State Street Bank & Trust Co.
0.01% (C), dated 12/31/2013, to be repurchased at $9,913 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 03/01/2033, and with a value of $14,090.

$ 9,913	$ 9,913

Total Repurchase Agreement (cost $9,913)	9,913

Total Investment Securities (cost $12,493,018) (D)	15,876,356
Other Assets and Liabilities - Net - (22.5)%	(2,917,395)

Net Assets - 100.0%	$ 12,958,961

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Common Stocks	$12,981,550	$—	$—	$12,981,550
Securities Lending Collateral	2,884,893	—	—	2,884,893
Repurchase Agreement	—	9,913	—	9,913
Total Investment Securities	$15,866,443	$9,913	$—	$15,876,356

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $2,822,512. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate shown reflects the yield at December 31, 2013.
(D)	Aggregate cost for federal income tax purposes is $12,499,061. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $3,392,586 and $15,291, respectively. Net unrealized appreciation for tax purposes is $3,377,295.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITION:

ADR	American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica WMC Diversified Growth II VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment securities, at value (cost: $12,483,105) (including securities loaned of $2,822,512)	$15,866,443
Repurchase agreement, at value (cost: $9,913)	9,913
Cash	246
Receivables:
Due from adviser	7,184
Investment securities sold	61,445
Dividends	5,557
Securities lending income (net)	508
Prepaid expenses	197

Total assets	15,951,493

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	34,070
Investment securities purchased	53,307
Administration fees	279
Transfer agent fees	33
Trustees fees	4
Audit and tax fees	13,007
Custody fees	6,374
Legal fees	63
Printing and shareholder reports fees	497
Other	5
Collateral for securities on loan	2,884,893

Total liabilities	2,992,532

Net assets	$12,958,961

Net assets consist of:
Capital stock ($0.01 par value)	$14,334
Additional paid-in capital	7,810,906
Undistributed (accumulated) net investment income (loss)	164,828
Undistributed (accumulated) net realized gain (loss)	1,585,555
Net unrealized appreciation (depreciation) on:
Investment securities	3,383,338

Net assets	$12,958,961

Shares outstanding	1,433,386

Net asset value and offering price per share	$9.04

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $441)	$195,963
Interest income	29
Securities lending income (net)	7,323

Total investment income	203,315

Expenses:
Management and advisory	37,483
Administration	3,124
Transfer agent	174
Trustees	367
Audit and tax	13,157
Custody	56,980
Legal	527
Printing and shareholder reports	1,813
Other	561

Total expenses	114,186

Portfolio expenses (waived/reimbursed) recaptured	(76,703)

Net expenses	37,483

Net investment income (loss)	165,832

Net realized gain (loss) on transactions from:
Investment securities	1,620,646

Net realized gain (loss)	1,620,646

Net change in unrealized appreciation (depreciation) on:
Investment securities	1,841,789

Net change in unrealized appreciation (depreciation)	1,841,789

Net realized and change in unrealized gain (loss)	3,462,435

Net increase (decrease) in net assets resulting from operations	$3,628,267

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica WMC Diversified Growth II VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$165,832	$220,159
Net realized gain (loss)	1,620,646	975,195
Net change in unrealized appreciation (depreciation)	1,841,789	622,311
Net increase (decrease) in net assets resulting from operations	3,628,267	1,817,665

Distributions to shareholders:
Net investment income	(221,188)	(125,591)
Net realized gains	(921,791)	(810,395)
Total distributions to shareholders	(1,142,979)	(935,986)

Capital share transactions:
Proceeds from shares sold	77,178	14,554
Dividends and distributions reinvested	1,142,979	935,986
Cost of shares redeemed	(4,491,083)	(1,226,317)
Net increase (decrease) in net assets resulting from capital share transactions	(3,270,926)	(275,777)

Net increase (decrease) in net assets	(785,638)	605,902

Net assets:
Beginning of year	13,744,599	13,138,697
End of year	$12,958,961	$13,744,599
Undistributed (accumulated) net investment income (loss)	$164,828	$220,993

Share activity:
Shares issued	9,582	1,980
Shares issued-reinvested from dividends and distributions	143,051	124,136
Shares redeemed	(549,294)	(156,456)
Net increase (decrease) in shares outstanding	(396,661)	(30,340)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica WMC Diversified Growth II VP

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each year
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010		December 31, 2009
Net asset value
Beginning of year	$7.51	$7.06	$7.26	$6.16		$4.70
Investment operations
Net investment income (loss)(A)	0.11	0.12	0.07	0.06		0.06
Net realized and unrealized gain (loss)	2.29	0.87	(0.20)	1.10		1.48
Total investment operations	2.40	0.99	(0.13)	1.16		1.54
Distributions
Net investment income	(0.17)	(0.07)	(0.07)	(0.06)		(0.08)
Net realized gains	(0.70)	(0.47)	—	—		—
Total distributions	(0.87)	(0.54)	(0.07)	(0.06)		(0.08)
Net asset value
End of year	$9.04	$7.51	$7.06	$7.26		$6.16
Total return(B)	33.43%	13.96%	(1.76)%	19.08%		32.95%
Net assets end of year (000’s)	$12,959	$13,745	$13,139	$14,466		$14,019
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement) recapture	0.30%	0.30%	0.30%	0.30%		0.30%
Before (waiver/reimbursement) recapture	0.91%	0.88%	0.81%	1.01%		0.56%
Net investment income (loss) to average net assets	1.33%	1.55%	0.89%	0.93%		1.07%
Portfolio turnover rate	55%	56%	53%	142	%(C)	46%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the portfolio’s sub-adviser.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica WMC Diversified Growth II VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica WMC Diversified Growth II VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers one class of shares: Initial Class.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica WMC Diversified Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statement of Assets and Liabilities. Expenses from cash overdrafts are included in Other in the Statement of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2013.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2013

Transamerica WMC Diversified Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2013

Transamerica WMC Diversified Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.300% of ANA

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.30%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, the amount waived/reimbursed by TAM was $76,703.

The following amounts were available for recapture by TAM as of December 31, 2013:

Amount Available	Year Reimbursed	Available Through
$82,205	2012	12/31/2014
76,703	2013	12/31/2015

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2013

Transamerica WMC Diversified Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares, amounts equal to actual expenses associated with distributing the shares.

The Portfolio is authorized under the Distribution Plan to pay fees up to a limit of 0.15% of Initial Class.

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$6,901,082
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	10,617,907
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax

Transamerica Series Trust	Annual Report 2013

Transamerica WMC Diversified Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$582
Undistributed (accumulated) net investment income (loss)	(809)
Undistributed (accumulated) net realized gain (loss)	227

At December 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The Portfolio did not have any capital loss carryforwards utilized or expired during the year ended December 31, 2013.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$221,201
Long-Term Capital Gain	921,778

2012 Distributions paid from:
Ordinary Income	151,257
Long-Term Capital Gain	784,729

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$433,821
Undistributed Long-term Capital Gain	1,322,605
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	3,377,295
Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica WMC Diversified Growth II VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica WMC Diversified Growth II VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica WMC Diversified Growth II VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica WMC Diversified Growth II VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a Long-Term Capital Gain Designation of $921,778 for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Transamerica WMC Diversified Growth VP

(unaudited)

MARKET ENVIRONMENT

Global equities surged in the first quarter of 2013 as solid corporate earnings results and favorable global liquidity dynamics lifted enthusiasm for stocks. Further monetary easing by the Bank of Japan and a steadily improving U.S. economy also fueled the rally, which continued at a more modest pace in the second quarter. Solid gains in April and the first half of May paused following comments by U.S. Federal Reserve Chairman Ben Bernanke which suggested the U.S. Federal Reserve (“Fed”) might begin to slow quantitative easing sooner than investors anticipated. Nonetheless, equities resumed their ascent in the third quarter as the surprising “no taper” decision by the Federal Open Market Committee eased near-term concerns about rapidly rising interest rates derailing the economic recovery. Additionally, accommodative policy from the European Central Bank, along with encouraging economic data from China, further evidence of a European economic recovery, and solid corporate earnings contributed to a broad-based global equity rally that extended through the end of the year. In December, the year ended with an optimistic tone as investors cheered the elimination of two market overhangs: the timing of Fed tapering, and the threat of another government shutdown in January of the following year.

In this environment, all ten sectors in the Russell 1000® Growth Index posted positive returns for the period. The health care 48.2% and consumer discretionary 44.5% sectors posted the largest gains, while the telecom services 17.4% and consumer staples 24.0% sectors lagged.

PERFORMANCE

For the year ended December 31, 2013, Transamerica WMC Diversified Growth VP, Initial Class returned 32.46%. By comparison, its benchmark, the Russell 1000® Growth Index returned 33.48%.

STRATEGY REVIEW

The strategy’s investment process leverages the extensive research resources of Wellington Management, and emphasizes a balance of growth, quality, and valuation criteria in selecting stocks. We utilize risk analysis tools to help maintain the portfolio’s emphasis on stock selection and minimize other sources of relative risk. With this bottom-up approach incorporating diversified sources of alpha and effective risk analysis, our goal is to generate consistent outperformance over time.

Sector allocation, a residual of the bottom up stock selection process, contributed to performance for the year. During the period, positive relative results, due largely to an underweight position in consumer staples and an overweight position in health care, were able to offset negative relative results from an overweight position in information technology and a frictional cash position in a rising market. Security selection negatively affected the portfolio’s relative performance, due largely to weak stock selection within the consumer discretionary and materials sectors.

The largest contributors to relative returns during the period included positions in software manufacturer Yahoo! Inc. and underweight positions in International Business Machines Corp. (not held at period end) and Apple Inc. Positions in aerospace firm Boeing Co. and biopharmaceutical company Celgene Corp. also contributed positively to relative returns.

The largest relative detractors during the year included Altera Co. and Broadcom Corp. (not held at period end), both semiconductor manufacturers, as well as technology hardware provider Cisco Systems. The portfolio’s position in Allied Nevada Gold Corp. (not held at period end), a mining company, also detracted from relative returns during the period.

As of the end of the year, the portfolio was most overweight in the information technology and health care sectors, and most underweight in the consumer staples and materials sectors.

Paul E. Marrkand, CFA

Portfolio Manager

Wellington Management Company, LLP

Transamerica Series Trust	Annual Report 2013

Transamerica WMC Diversified Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2013
	1 Year	5 Years	10 Years or Life of Class	Inception Date
Initial Class	32.46%	17.04%	7.30%	12/31/1980
Russell 1000® Growth Index(A)	33.48%	20.39%	7.83%
Service Class	32.13%	16.75%	7.04%	05/01/2003

NOTES

(A) The Russell 1000® Growth Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on 10 years. You cannot invest directly in an index.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2013

Transamerica WMC Diversified Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2013, and held for the entire period until December 31, 2013.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio
Transamerica WMC Diversified Growth VP
Initial Class	$1,000.00	$1,173.00	$4.26	$1,021.56	$3.97	0.77%
Service Class	1,000.00	1,171.40	5.64	1,020.28	5.25	1.02

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the portfolio’s annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (186 days), and divided by the number of days in the year (365 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2013

(the following chart summarizes the Schedule of Investments of the portfolio by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	100.1%
Securities Lending Collateral	4.6
Repurchase Agreement	0.1
Other Assets and Liabilities - Net	(4.8)
Total	100.0%

Transamerica Series Trust	Annual Report 2013

Transamerica WMC Diversified Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
COMMON STOCKS - 100.1%
Aerospace & Defense - 5.6%
Boeing Co.	443,957	$ 60,595,691
Honeywell International, Inc.	375,502	34,309,618
United Technologies Corp.	435,003	49,503,341
Air Freight & Logistics - 1.2%
United Parcel Service, Inc. - Class B	298,897	31,408,097
Automobiles - 0.7%
Ford Motor Co.	1,135,555	17,521,614
Beverages - 0.6%
Anheuser-Busch InBev NV - ADR	154,767	16,476,495
Biotechnology - 7.1%
Amgen, Inc.	513,545	58,626,297
Biogen IDEC, Inc. (A)	121,584	34,013,124
Celgene Corp. (A)	285,201	48,187,561
Gilead Sciences, Inc. (A)	571,508	42,948,826
Chemicals - 0.5%
Monsanto Co.	23,605	2,751,163
Sherwin-Williams Co.	61,913	11,361,035
Commercial Services & Supplies - 0.9%
ADT Corp. (B)	220,591	8,927,318
Tyco International, Ltd.	351,728	14,434,917
Communications Equipment - 2.9%
Cisco Systems, Inc.	1,521,647	34,160,975
QUALCOMM, Inc.	561,718	41,707,562
Computers & Peripherals - 6.9%
Apple, Inc.	140,609	78,897,116
NetApp, Inc.	1,154,555	47,498,393
SanDisk Corp.	369,991	26,099,165
Western Digital Corp.	317,956	26,676,508
Consumer Finance - 1.7%
American Express Co.	476,039	43,191,018
Diversified Financial Services - 2.5%
Bank of America Corp.	1,847,726	28,769,094
IntercontinentalExchange Group, Inc.	103,389	23,254,254
JPMorgan Chase & Co.	212,874	12,448,871
Electrical Equipment - 0.9%
Rockwell Automation, Inc. - Class B	196,746	23,247,507
Energy Equipment & Services - 1.5%
National Oilwell Varco, Inc.	274,600	21,838,938
Oceaneering International, Inc.	209,626	16,535,299
Food & Staples Retailing - 1.7%
Costco Wholesale Corp.	183,056	21,785,494
CVS Caremark Corp.	329,717	23,597,846
Food Products - 0.6%
Green Mountain Coffee Roasters, Inc. - Series C (A) (B)	204,983	15,492,615
Health Care Equipment & Supplies - 4.1%
Becton Dickinson and Co.	207,099	22,882,369
CR Bard, Inc.	178,111	23,856,187
Medtronic, Inc.	560,609	32,173,350
Zimmer Holdings, Inc. - Class A	297,441	27,718,527
Health Care Providers & Services - 3.0%
Aetna, Inc.	312,461	21,431,700
Express Scripts Holding Co. (A)	350,461	24,616,381
McKesson Corp.	193,969	31,306,596
Hotels, Restaurants & Leisure - 3.8%
Chipotle Mexican Grill, Inc. - Class A (A)	35,399	18,859,879
Starwood Hotels & Resorts Worldwide, Inc.	376,148	29,884,959

	Shares	Value
Hotels, Restaurants & Leisure (continued)
Wyndham Worldwide Corp.	426,686	$ 31,442,491
Wynn Resorts, Ltd.	95,634	18,573,079
Household Durables - 0.7%
PulteGroup, Inc. (B)	940,692	19,161,896
Industrial Conglomerates - 3.3%
3M Co.	318,356	44,649,429
Danaher Corp.	526,604	40,653,829
Internet & Catalog Retail - 2.1%
Amazon.com, Inc. (A)	43,422	17,316,259
HomeAway, Inc. (A)	284,575	11,633,426
priceline.com, Inc. (A)	22,481	26,131,915
Internet Software & Services - 8.8%
eBay, Inc. (A)	236,563	12,984,943
Facebook, Inc. - Class A (A)	693,807	37,923,490
Google, Inc. - Class A (A)	92,946	104,165,512
IAC/InterActiveCorp	553,820	38,041,896
LinkedIn Corp. - Class A (A)	63,842	13,842,861
Yahoo! Inc. (A)	551,254	22,292,712
IT Services - 3.3%
Alliance Data Systems Corp. (A) (B)	84,587	22,240,460
Paychex, Inc. (B)	365,032	16,619,907
Visa, Inc. - Class A	210,648	46,907,097
Machinery - 3.1%
Dover Corp.	258,392	24,945,164
Illinois Tool Works, Inc. - Class A	248,190	20,867,815
Parker Hannifin Corp.	277,019	35,635,724
Media - 5.3%
Comcast Corp. - Class A	917,784	47,692,646
Discovery Communications, Inc. - Series A (A)	186,132	16,830,056
Omnicom Group, Inc.	377,439	28,070,138
Scripps Networks Interactive, Inc. - Class A	183,307	15,839,558
Twenty-First Century Fox, Inc. - Class A	821,157	28,888,303
Multiline Retail - 0.6%
Dollar Tree, Inc. (A)	279,222	15,753,705
Oil, Gas & Consumable Fuels - 1.4%
Apache Corp.	158,779	13,645,467
Valero Energy Corp.	477,552	24,068,621
Pharmaceuticals - 2.5%
Eli Lilly & Co.	352,524	17,978,724
Johnson & Johnson	260,422	23,852,051
Merck & Co., Inc.	444,934	22,268,947
Semiconductors & Semiconductor Equipment - 3.6%
Altera Corp.	1,249,134	40,634,329
Microchip Technology, Inc. (B)	440,419	19,708,750
Skyworks Solutions, Inc. (A)	280,726	8,017,535
Xilinx, Inc.	552,922	25,390,178
Software - 11.4%
Check Point Software Technologies, Ltd. - Class A (A) (B)	574,014	37,035,383
Informatica Corp. (A)	256,632	10,650,228
Intuit, Inc.	258,068	19,695,750
Microsoft Corp.	3,342,723	125,118,122
NetSuite, Inc. (A) (B)	99,431	10,243,382
Oracle Corp.	1,849,208	70,750,698
Salesforce.com, Inc. (A)	336,936	18,595,498
Splunk, Inc. (A)	46,396	3,186,013

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica WMC Diversified Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
Specialty Retail - 6.9%
Buckle, Inc. (B)	193,992	$ 10,196,220
Home Depot, Inc.	610,998	50,309,575
Lowe’s Cos., Inc.	1,101,764	54,592,406
O’Reilly Automotive, Inc. (A)	165,934	21,357,365
PetSmart, Inc. - Class A (B)	216,753	15,768,781
TJX Cos., Inc.	441,652	28,146,482
Textiles, Apparel & Luxury Goods - 0.9%
Lululemon Athletica, Inc. (A) (B)	129,275	7,631,103
NIKE, Inc. - Class B	215,436	16,941,887

Total Common Stocks (cost $1,944,075,044)		2,603,883,506

SECURITIES LENDING COLLATERAL - 4.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (C)	119,555,040	119,555,040

Total Securities Lending Collateral (cost $119,555,040)		119,555,040

Principal	Value
REPURCHASE AGREEMENT - 0.1%

State Street Bank & Trust Co.
0.01% (C), dated 12/31/2013, to be repurchased at $2,198,012 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 2.75%, due 01/15/2039, and with a value of $2,242,258.

$ 2,198,011	$ 2,198,011

Total Repurchase Agreement (cost $2,198,011)	2,198,011

Total Investment Securities (cost $2,065,828,095) (D)	2,725,636,557
Other Assets and Liabilities - Net - (4.8)%	(124,186,349)

Net Assets - 100.0%	$ 2,601,450,208

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Common Stocks	$2,603,883,506	$—	$—	$2,603,883,506
Securities Lending Collateral	119,555,040	—	—	119,555,040
Repurchase Agreement	—	2,198,011	—	2,198,011
Total Investment Securities	$2,723,438,546	$2,198,011	$—	$2,725,636,557

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of this security is on loan. The value of all securities on loan is $116,920,794. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate shown reflects the yield at December 31, 2013.
(D)	Aggregate cost for federal income tax purposes is $2,067,281,018. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $668,647,682 and $10,292,143, respectively. Net unrealized appreciation for tax purposes is $658,355,539.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITION:

ADR	American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica WMC Diversified Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2013

Assets:
Investment securities, at value (cost: $2,063,630,084) (including securities loaned of $116,920,794)	$2,723,438,546
Repurchase agreement, at value (cost: $2,198,011)	2,198,011
Foreign currency, at value (cost: $728)	750
Receivables:
Shares sold	349,053
Investment securities sold	9,422,986
Interest	1
Dividends	1,109,215
Dividend reclaims	142,728
Securities lending income (net)	31,890
Prepaid expenses	46,408

Total assets	2,736,739,588

Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	2,551,424
Investment securities purchased	11,157,302
Management and advisory fees	1,579,237
Distribution and service fees	31,373
Administration fees	55,684
Transfer agent fees	6,639
Trustees fees	854
Audit and tax fees	54,352
Custody fees	23,597
Legal fees	18,999
Printing and shareholder reports fees	248,635
Other	6,244
Collateral for securities on loan	119,555,040

Total liabilities	135,289,380

Net assets	$2,601,450,208

Net assets consist of:
Capital stock ($0.01 par value)	$817,552
Additional paid-in capital	1,839,116,669
Undistributed (accumulated) net investment income (loss)	20,186,457
Undistributed (accumulated) net realized gain (loss)	81,507,179
Net unrealized appreciation (depreciation) on:
Investment securities	659,808,462
Translation of assets and liabilities denominated in foreign currencies	13,889

Net assets	$2,601,450,208

Net assets by class:
Initial Class	$2,455,634,896
Service Class	145,815,312

Shares outstanding:
Initial Class	77,119,259
Service Class	4,635,957

Net asset value and offering price per share:
Initial Class	$31.84
Service Class	31.45

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income:
Dividend income (net of withholding taxes on foreign dividends of $99,026)	$39,115,085
Interest income	1,910
Securities lending income (net)	683,953

Total investment income	39,800,948

Expenses:
Management and advisory	17,439,449
Distribution and service:
Service Class	344,982
Administration	614,035
Transfer agent	34,932
Trustees	72,111
Audit and tax	112,728
Custody	278,866
Legal	97,373
Printing and shareholder reports	227,081
Other	112,043

Total expenses	19,333,600

Net investment income (loss)	20,467,348

Net realized gain (loss) on transactions from:
Investment securities	222,900,953
Foreign currency transactions	(310)

Net realized gain (loss)	222,900,643

Net change in unrealized appreciation (depreciation) on:
Investment securities	446,807,573
Translation of assets and liabilities denominated in foreign currencies	3,897

Net change in unrealized appreciation (depreciation)	446,811,470

Net realized and change in unrealized gain (loss)	669,712,113

Net increase (decrease) in net assets resulting from operations	$690,179,461

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica WMC Diversified Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$20,467,348	$24,813,675
Net realized gain (loss)	222,900,643	142,095,409
Net change in unrealized appreciation (depreciation)	446,811,470	130,711,863
Net increase (decrease) in net assets resulting from operations	690,179,461	297,620,947

Distributions to shareholders:
Net investment income:
Initial Class	(23,805,745)	(7,187,687)
Service Class	(1,023,097)	(160,934)
Total distributions from net investment income	(24,828,842)	(7,348,621)
Total distributions to shareholders	(24,828,842)	(7,348,621)

Capital share transactions:
Proceeds from shares sold:
Initial Class	38,910,622	192,708,998
Service Class	20,668,041	21,046,125
	59,578,663	213,755,123
Dividends and distributions reinvested:
Initial Class	23,805,745	7,187,687
Service Class	1,023,097	160,934
	24,828,842	7,348,621
Cost of shares redeemed:
Initial Class	(457,691,999)	(343,857,120)
Service Class	(48,463,273)	(44,607,093)
	(506,155,272)	(388,464,213)
Net increase (decrease) in net assets resulting from capital share transactions	(421,747,767)	(167,360,469)
Net increase (decrease) in net assets	243,602,852	122,911,857

Net assets:
Beginning of year	2,357,847,356	2,234,935,499
End of year	$2,601,450,208	$2,357,847,356
Undistributed (accumulated) net investment income (loss)	$20,186,457	$24,826,215

Share activity:
Shares issued:
Initial Class	1,395,189	8,163,077
Service Class	754,686	882,579
	2,149,875	9,045,656
Shares issued-reinvested from dividends and distributions:
Initial Class	844,774	294,336
Service Class	36,723	6,667
	881,497	301,003
Shares redeemed:
Initial Class	(16,623,963)	(14,226,400)
Service Class	(1,775,172)	(1,867,703)
	(18,399,135)	(16,094,103)

Net increase (decrease) in shares outstanding:
Initial Class	(14,384,000)	(5,768,987)
Service Class	(983,763)	(978,457)
	(15,367,763)	(6,747,444)

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica WMC Diversified Growth VP

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each year	Initial Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010		December 31, 2009
Net asset value
Beginning of year	$24.29	$21.53	$22.46	$19.18		$14.98
Investment operations
Net investment income (loss)(A)	0.24	0.25	0.09	0.08		0.10
Net realized and unrealized gain (loss)	7.61	2.59	(0.93)	3.31		4.26
Total investment operations	7.85	2.84	(0.84)	3.39		4.36
Distributions
Net investment income	(0.30)	(0.08)	(0.09)	(0.11)		(0.16)
Total distributions	(0.30)	(0.08)	(0.09)	(0.11)		(0.16)
Net asset value
End of year	$31.84	$24.29	$21.53	$22.46		$19.18
Total return(B)	32.46%	13.17%	(3.73)%	17.81%		29.20%
Net assets end of year (000’s)	$2,455,635	$2,223,006	$2,094,538	$1,932,732		$1,727,961
Ratio and supplemental data
Expenses to average net assets	0.77%	0.77%	0.77%	0.78%		0.79%
Net investment income (loss) to average net assets	0.85%	1.02%	0.39%	0.42%		0.63%
Portfolio turnover rate	57%	62%	57%	134	%(C)	43%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the portfolio’s objectives.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

For a share outstanding throughout each year	Service Class
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010		December 31, 2009
Net asset value
Beginning of year	$23.99	$21.28	$22.23	$18.99		$14.80
Investment operations
Net investment income (loss)(A)	0.16	0.18	0.03	0.03		0.06
Net realized and unrealized gain (loss)	7.52	2.56	(0.91)	3.27		4.21
Total investment operations	7.68	2.74	(0.88)	3.30		4.27
Distributions
Net investment income	(0.22)	(0.03)	(0.07)	(0.06)		(0.08)
Total distributions	(0.22)	(0.03)	(0.07)	(0.06)		(0.08)
Net asset value
End of year	$31.45	$23.99	$21.28	$22.23		$18.99
Total return(B)	32.13%	12.86%	(3.93)%	17.48%		28.90%
Net assets end of year (000’s)	$145,815	$134,841	$140,397	$118,730		$29,463
Ratio and supplemental data
Expenses to average net assets	1.02%	1.02%	1.02%	1.03%		1.04%
Net investment income (loss) to average net assets	0.59%	0.76%	0.15%	0.17%		0.37%
Portfolio turnover rate	57%	62%	57%	134	%(C)	43%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(C)	Increase in portfolio turnover rate was triggered by a change in the portfolio’s objectives.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2013

Transamerica WMC Diversified Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica WMC Diversified Growth VP (the “Portfolio”) is a series of TST.

The Portfolio currently offers two classes of shares: Initial Class and Service Class.

This report must be accompanied by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolio. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of the Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolio’s investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolio’s independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolio: and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolio by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolio and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to the Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolio; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and its dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolio. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolio for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolio, as numerated within the Statement of Operations.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

In preparing the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Transamerica Series Trust	Annual Report 2013

Transamerica WMC Diversified Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statement of Operations. Income from loaned securities in the Statement of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedule of Investments.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions paid by the Portfolio be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Transamerica Series Trust	Annual Report 2013

Transamerica WMC Diversified Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Commissions recaptured during the year ended December 31, 2013 of $423 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the non-class specific expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolio’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other

Transamerica Series Trust	Annual Report 2013

Transamerica WMC Diversified Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2013, is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, and Transamerica Advisors Life Insurance Company of New York.

TAM, the Portfolio’s investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Portfolio’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2013

Transamerica WMC Diversified Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Portfolio.

The following schedule reflects the percentage of Portfolio assets owned by affiliated investment companies at December 31, 2013:

	Market Value	% of Net Assets
Transamerica Asset Allocation - Conservative VP	$38,808,787	1.49%
Transamerica Asset Allocation - Growth VP	43,246,213	1.66
Transamerica Asset Allocation - Moderate Growth VP	256,259,719	9.86
Transamerica Asset Allocation - Moderate VP	231,344,012	8.90
Transamerica BlackRock Tactical Allocation VP	72,940,298	2.80
Transamerica ING Balanced Allocation VP	121,200	0.00	(A)
Transamerica ING Conservative Allocation VP	27,177	0.00	(A)
Total	$642,747,406	24.71%
(A)	Percentage rounds to less than 0.01%

Investment advisory fees: The Portfolio pays management fees to TAM based on average daily net assets (“ANA”) at the following rates and breakpoints:

First $500 million	0.750%
Over $500 million up to $2.5 billion	0.700%
Over $2.5 billion	0.650%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual limit:

Expense Limit	Maximum Operating Expense Limit Effective Through
0.85%	May 1, 2014

TAM is entitled to reimbursement by the Portfolio of fees waived and/or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual limit.

During the year ended December 31, 2013, there were no amounts reimbursed/waived or recaptured by TAM. There are no amounts available for recapture by TAM as of December 31, 2013.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Portfolio is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2013

Transamerica WMC Diversified Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2014. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares.

Administrative services: The Portfolio has entered into an agreement with TFS for financial and legal fund administration services. The Portfolio pays TFS an annual fee of 0.025% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent services: TFS provides transfer agency services under the Administrative Agreement and is compensated for such services under that agreement. For the year ended December 31, 2013 amounts paid to TFS by the Portfolio are included in Transfer Agent in the Statement of Operations and amounts payable to TFS as of December 31, 2013 are included in Transfer agent fees in the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

Purchases of securities:
Long-term	$1,377,716,501
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	1,738,199,091
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, foreign currency transactions, and return of capital distributions from underlying investments.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax

Transamerica Series Trust	Annual Report 2013

Transamerica WMC Diversified Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$84
Undistributed (accumulated) net investment income (loss)	(278,264)
Undistributed (accumulated) net realized gain (loss)	278,180

At December 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized gains.

The capital loss carryforwards utilized or expired during the year ended December 31, 2013 were $121,099,761.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows:

2013 Distributions paid from:
Ordinary Income	$24,828,842
Long-Term Capital Gain	—
2012 Distributions paid from:
Ordinary Income	7,348,621
Long-Term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2013 are as follows:

Undistributed Ordinary Income	$20,186,457
Undistributed Long-term Capital Gain	82,960,102
Capital Loss Carryforwards	—
Post October Short-Term Capital Loss Deferral	—
Post October Long-Term Capital Loss Deferral	—
Late Year Ordinary Loss Deferral	—
Net Unrealized Appreciation (Depreciation)	658,369,428
Other Temporary Differences	—

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Transamerica Series Trust and Shareholders of Transamerica WMC Diversified Growth VP:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Transamerica WMC Diversified Growth VP (one of the funds constituting Transamerica Series Trust (the “Trust”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated February 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica WMC Diversified Growth VP (one of the funds constituting Transamerica Series Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Series Trust	Annual Report 2013

Transamerica WMC Diversified Growth VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no Long-Term Capital Gain Designation for the year ended December 31, 2013.

Transamerica Series Trust	Annual Report 2013

Board Members and Officers

The Board Members and executive officers of the Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each portfolio and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each portfolio and the operation of each portfolio by its officers. The Board also reviews the management of each portfolio’s assets by the investment adviser and its respective sub-adviser.

The portfolios are among the portfolios advised and sponsored by TAM (collectively, “Transamerica Mutual Funds”). The Transamerica Mutual Funds consist of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”) and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 172 funds as of the date of this Annual Report.

The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.

The Board Members, their year of birth, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in Transamerica Mutual Funds the Board oversees, and other board memberships they hold are set forth in the table below.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS
Thomas A. Swank (1960)	Chairman, Board Member, President and Chief Executive Officer	Since 2012

President and Chief Executive Officer, Transamerica Individual Savings & Retirement (2010 – present);

President and Chief Executive Officer, Transamerica Capital Management (2009 – present);

Chairman (2013 – present), Board Member (2012 – present), President and Chief Executive Officer, Transamerica Funds, TST, TIS (2012 – present);

Chairman (2013 – present), Board Member (2013 – present), President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2012 – present);

Director, Chairman of the Board, Chief Executive Officer and President, Transamerica Asset Management, Inc. (“TAM”) (2012 – present);

Director, Chairman of the Board, Chief Executive Officer and President, Transamerica Fund Services, Inc. (“TFS”) (2012 – present);

				172	N/A

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS—continued
Thomas A. Swank (continued)

Director and Trust Officer, Massachusetts Fidelity Trust Company (2012 – present);

Division President, Monumental Life Insurance Company (2011 – present);

Division President, Western Reserve Life Assurance Co. of Ohio (2011 – present);

Vice President, Money Services, Inc. (2011 – present);

Director and President, Aegon Financial Services Group, Inc. (2010 – present);

Director, AFSG Securities Corporation (2010 – present);

Director and President, Transamerica Advisors Life Insurance Company (2010 – present);

Director, Chairman of the Board and President, Transamerica Advisors Life Insurance Company of New York (2010 – present);

Director and President, Transamerica Resources, Inc. (2010 – present);

Executive Vice President, Transamerica Life Insurance Company (2010 – present);

Executive Vice President, Transamerica Financial Life Insurance Company (2009 – present);

Director, Transamerica Capital, Inc. (2009 – present); and

President and Chief Operating Officer (2007 – 2009), Senior Vice President, Chief Marketing Officer (2006 – 2007), Senior Vice President, Chief Financial Officer (2003 – 2006), Senior Vice President, Chief Risk Officer (2000 – 2003), Senior Vice President, Chief Investment Officer (1997 – 2000), and High Yield Portfolio Manager (1992 – 1997), Security Benefit Corporation.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS—continued
Alan F. Warrick (1948)	Board Member	Since 2012	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2012 – present); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	172	First Allied Holdings Inc. (2013 – 2014)
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 – present); Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	172	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)
Leo J. Hill (1956)	Lead Independent Board Member	Since 2001

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, Transamerica Funds and TIS (2002 – present);

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Board Member, TII (2008 – 2010);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				172	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS—continued
David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	172	N/A
Russell A. Kimball, Jr (1944)	Board Member	Since 1986	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, Transamerica Funds, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	172	N/A
Eugene M. Mannella (1954)	Board Member	Since 2007	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 – present); Self-employed consultant (2006 – present); Managing Member and Chief Compliance Officer, HedgeServ Investment Services, LLC (limited purpose broker-dealer) (2011 – present); President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – 2008); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); and President, International Fund Services (alternative asset administration) (1993 – 2005).	172	N/A

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS—continued
Norman R. Nielsen, Ph.D. (1939)	Board Member	Since 2006	Retired (2005 – present); Board Member, Transamerica Funds, TST and TIS (2006 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Interim President, Mt. Mercy University (2013 – present); Director, Aspire Inc. (formerly, Iowa Student Loan Service Corporation) (2006 – present); Director, League for Innovation in the Community Colleges (1985 – 2005); Director, Iowa Health Systems (1994 – 2003); Director, U.S. Bank (1985 – 2006); and President, Kirkwood Community College (1985 – 2005).	172	Buena Vista University Board of Trustees (2004 – present); Chairman (2012 – present)
Joyce G. Norden (1939)	Board Member	Since 2007	Retired (2004 – present); Board Member, TPFG, TPFG II and TAAVF (1993 – present); Board Member, TPP (2002 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); and Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 – 2004).	172	Board of Governors, Reconstructionist Rabbinical College (2007 – 2012)
Patricia L. Sawyer (1950)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University;	172	Honorary Trustee, Bryant University (1996 – present)

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS—continued
Patricia L. Sawyer (continued)			Vice President, American Express (1987 – 1989); Vice President, The Equitable (1986 – 1987); and Strategy Consultant, Booz, Allen & Hamilton (1982 – 1986).
John W. Waechter (1952)	Board Member	Since 2004	Attorney, Englander Fischer (2008 – present); Retired (2004 – 2008); Board Member, TST and TIS (2004 – present); Board Member, Transamerica Funds (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	172	Operation PAR, Inc. (2008 – present); West Central Florida Council – Boy Scouts of America (2008 – 2013); Remember Honor Support, Inc. (non-profit organization) (2013 – present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

OFFICERS

The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Thomas A. Swank (1960)	Chairman, Board Member, President and Chief Executive Officer	Since 2012	See Table Above.
Timothy S. Galbraith (1964)	Vice President and Chief Investment Officer, Alternative Investments	Since 2012

Vice President and Chief Investment Officer, Alternative Investments, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2012 – present);

Senior Vice President and Chief Investment Officer, Alternative Investments (2012 – present), TAM;

Head of Alternative Investment Strategies, Morningstar Associates, LLC (2009 – 2012); and Managing Director, Bear Stearns Asset Management (2001 – 2009).

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2006

Vice President, General Counsel and Secretary, Transamerica Funds, TST and TIS (2006 – present);

Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President, General Counsel and Secretary, TII, (2006 – 2010);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – present);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – present);

Assistant Vice President, TCI (2007 – present);

Director, Deutsche Asset Management (1998 – 2006); and Corporate Associate, Ropes & Gray LLP (1995 – 1998).

Todd R. Porter (1961)	Vice President and Chief Investment Officer, Asset Allocation	Since 2012

Vice President and Chief Investment Officer, Asset Allocation, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2012 – present);

Senior Vice President and Chief Investment Officer, Asset Allocation (2012 – present), TAM;

Chief Investment Officer, Fund Architects, LLC (2007 – 2012); and

Chief Investment Strategist, Morningstar Associates, LLC (1999 – 2006).

Christopher A. Staples (1970)	Vice President and Chief Investment Officer, Advisory Services	Since 2005	Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), Transamerica Funds, TST and TIS;

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer (2007 – 2010); Vice President – Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President (2006 – present) and Chief Investment Officer, Advisory Services (2007 – present), TAM;

Director, TFS (2005 – present); and Assistant Vice President, Raymond James & Associates (1999 – 2004).

Erin E. King (1976)	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Since 2013

Vice President, Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2013 – present);

Vice President, Chief Compliance Officer and Chief Risk Officer, TAM (2013 – present); Vice President, TFS (2013 – present);

Managing Director and Chief Compliance Officer, Guggenheim Partners Investment Management, LLC (2007 – 2013);

Regulatory Affairs Compliance Officer, Western Asset Management Company (2004 – 2007);

Compliance Officer, Citigroup Asset Management (2002 – 2004); and Compliance Examiner, National Association of Securities Dealers (now, FINRA) (1999 – 2002).

Elizabeth Strouse (1974)	Vice President, Treasurer and Principal Financial Officer	Since 2010

Vice President, Treasurer and Principal Financial Officer (2011 – present), Assistant Treasurer (2010 – 2011), Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF;

Vice President and Chief Accounting Officer, TAM and TFS (2009 – present);

Director, Fund Administration, TIAA-CREF (2007 – 2009); and

Manager (2006 – 2007) and Senior (2003 – 2006) Accounting and Assurance, PricewaterhouseCoopers, LLC.

Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Assistant Secretary, TII (2009 – 2010);

Assistant Vice President and Director, Legal Administration, TAM and TFS (2007 – present);

Assistant Secretary and Chief Compliance Officer, 40|86 Series Trust and 40|86 Strategic Income Fund (2000 – 2007); and Second Vice President and Assistant Secretary, Legal and Compliance, 40|86 Capital Management, Inc. (1994 – 2007).

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Assistant Secretary, TII (2009 – 2010); and Vice President and Senior Counsel, TAM (2008 – present).
Richard J. Wirth (1958)	Assistant Secretary	Since 2013

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2013 – present);

Director, Senior Vice President, Division General Counsel and Secretary, Transamerica Advisors Life Insurance Company (2012 – present);

Senior Vice President and Division General Counsel, Transamerica Advisors Life Insurance Company of New York (2012 – present);

Vice President and Division General Counsel, Transamerica Financial Life Insurance Company (2012 – present);

Senior Vice President and Division General Counsel, Transamerica Life Insurance Company (2012 – present);

Senior Vice President and Division General Counsel, Monumental Life Insurance Company (2012 – present);

Senior Vice President and Division General Counsel, Western Reserve Life Assurance Co. of Ohio (2012 – present);

Secretary, Aegon Financial Services Group, Inc. (2012 – present); and

Assistant General Counsel, The Hartford (2004 – 2012).

Matthew H. Huckman, Sr. (1968)	Tax Manager	Since 2014	Tax Manager, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2014 – present); Tax Manager, TFS (2012 – present); and Assistant Mutual Fund Tax Manager, Invesco (2007-2012).
Maria P. Sell (1978)	Assistant Treasurer	Since 2013

Assistant Treasurer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2013 – present);

Director, Fund Administration, TAM (2012 – present);

Vice President, Fund Administration, J.P. Morgan (2010 – 2012); and

Assurance Manager, PricewaterhouseCoopers LLP (2006 – 2010).

*	Elected and serves at the pleasure of the Board of the Trust.

If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.

Additional information about the Portfolios’ Board Members can be found in the Statement of Additional Information, available, without charge, upon request, by calling toll free 1-800-233-4339 or on the Trust’s website at www.transamericaseriestrust.com.

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of Transamerica Series Trust’s (the “Trust”) proxy voting policies and procedures is available in the Statement of Additional Information of the Portfolios, available without charge upon request by calling 1-800-851-9777 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Portfolios are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Portfolios, upon request by calling 1-800-851-9777; and (2) on the SEC’s website at http://www.sec.gov.

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Portfolios’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamericaseriestrust.com for this and other information about the Portfolios and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Series Trust Annual Report, the Transamerica Series Trust Prospectus, and other required documents that keep you informed regarding your Portfolios. Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

P.O. Box 9012

Clearwater, FL 33758-9012

Distributor:	Transamerica Capital, Inc.
4600 South Syracuse Street
Denver, CO 80237

Customer Service: 1-800-851-9777

Item 2: Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.
(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.
(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.
(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.
(e)	Not Applicable.
(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Sandra N. Bane, John W. Waechter and Eugene M. Mannella are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, Mr. Waechter and Mr. Mannella are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, Mr. Waechter and Mr. Mannella as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

	(in thousands)	Fiscal Year Ended 12/31
		2013	2012
(a)	Audit Fees	569	460
(b)	Audit-related Fees (1)	10	0
(c)	Tax Fees (2)	267	232
(d)	All Other Fees (3)	—	12
(e) (1)	Pre-approval policy (4)	—	—
(e) (2)	% of above that were pre-approved	0%	0%
(f)	If greater than 50%, disclose hours	N/A	N/A
(g)	Non-audit fees rendered to Adviser (or affiliate that provided services to the Registrant)	N/A	N/A
(h)	Disclose whether the Audit Committee has considered whether the provisions of non-audit services rendered to the Adviser that were NOT pre-approved is compatible with maintaining the auditor’s independence.	Yes	Yes

(1)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(2)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.
(3)	All Other Fees represent permissible non-audit services for the Registrant that it believes are routine and recurring services, and would not impair the independence of the accountant.
(4)	Audit Committee Preapproval Policy (“Procedures”). Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

Item 5: Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Russell A. Kimball, Jr., Eugene M. Mannella, Norman R. Nielsen, Joyce G. Norden, Patricia L. Sawyer and John W. Waechter.

Item 6: Schedule of Investments.

(a)	The schedules of investments are included in the Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11: Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)	(1)	The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.
	(2)	Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.
	(3)	Not applicable.

(b)		A certification for the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Series Trust (Registrant)

By:	/s/ Thomas A. Swank
Thomas A. Swank Chief Executive Officer Date: February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas A. Swank
Thomas A. Swank
Chief Executive Officer
(Principal Executive Officer)
Date: February 28, 2014

By:	/s/ Elizabeth Strouse
Elizabeth Strouse
Principal Financial Officer
Date: February 28, 2014

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

12(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers
12(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
12(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer